SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Materials under § 240.14a-12

Klondex Mines Ltd.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies: Common shares, no par value (“Klondex Shares”), of Klondex Mines Ltd. (“Klondex”)
(2)

Aggregate number of securities to which transaction applies:

The maximum number of Klondex Shares to which this transaction applies is estimated to be 195,649,339, which consists of: (A) 180,179,588 Klondex Shares issued and outstanding as of May 16, 2018; (B) 3,695,604 Klondex Shares issuable upon exercise of options to purchase Klondex Shares outstanding as of May 16, 2018; (C) 1,017,011 Klondex Shares underlying restricted share units outstanding as of May 16, 2018; (D) 395,528 Klondex Shares underlying performance-based restricted share units outstanding as of May 16, 2018; (E) 360,366 Klondex Shares underlying deferred share units outstanding as of May 16, 2018; and (F) 10,001,242 Klondex Shares issuable upon exercise of warrants to purchase Klondex Shares outstanding as of May 16, 2018.

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

Solely for the purposes of calculating the filing fee, the maximum aggregate value of the transaction was determined based upon the sum of: (A) 180,179,588 Klondex Shares multiplied by the estimated share consideration of US$2.455 (estimated based on the average of the high and low prices of the Klondex Shares as reported on the NYSE American on May 16, 2018, the “Estimated Share Consideration”); (B) 1,028,334 Klondex Shares issuable upon vesting of options to purchase Klondex Shares (assuming a Company Share Value (as defined herein) of US$2.71) pursuant to the terms of the Arrangement (as defined herein) multiplied by the Estimated Share Consideration; (C) 1,017,011 Klondex Shares underlying restricted share units multiplied by the Estimated Share Consideration; (D) 395,528 Klondex Shares underlying performance-based restricted share units multiplied by the Estimated Share Consideration; (E) 360,366 Klondex Shares underlying deferred share units multiplied by the Estimated Share Consideration; and (F) 5,001,242 Klondex Shares issuable upon exercise of warrants to purchase Klondex Shares, with an exercise price of less than US$2.71, multiplied by the Estimated Share Consideration. In calculating the maximum aggregate value of the transaction, no value was attributed to (A) 300,000 Klondex Shares issuable upon exercise of options to purchase Klondex Shares with an exercise price greater than US$2.71, which will be cancelled under the Arrangement without any consideration, or (B) 5,000,000 Klondex Shares issuable upon exercise of warrants to purchase Klondex Shares with an exercise price greater than US$2.71, which will remain outstanding, subject to being adjusted as discussed herein.

	(4)	Proposed maximum aggregate value of transaction: US$461,495,978.17
	(5)	Total fee paid: US$57,456.25 (determined by multiplying 0.0001245 by the proposed maximum aggregate value of the transaction of US$461,495,978.17.)

☐	Fee paid previously with preliminary materials.

☐

Check the box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid: N/A
	(2)	Form, Schedule or Registration Statement No.: N/A
	(3)	Filing Party: N/A
	(4)	Date Filed: N/A

These materials are important and require your immediate attention. They require securityholders of Klondex Mines Ltd. to make important decisions. If you are in doubt as to how to make such decisions, please contact your financial, legal or other professional advisor. If you have any questions, you may contact the proxy solicitation agent, D.F. King & Co., Inc., by telephone at 1(800) 330-8705 (toll-free in North America) or 1(212) 771-1133 (collect call outside North America), or by email at inquiries@dfking.com.

NOTICE OF MEETING

and

MANAGEMENT INFORMATION CIRCULAR

for the

ANNUAL AND SPECIAL MEETING OF SECURITYHOLDERS

to be held on

[●], 2018

DATED AS OF [●], 2018

The accompanying management information circular and proxy is first being mailed to securityholders of Klondex Mines Ltd. on or about [●], 2018.

The Board of Directors of Klondex Mines Ltd.

UNANIMOUSLY recommends that securityholders vote FOR the Arrangement Resolution.

KLONDEX MINES LTD.

1055 West Hastings Street, Suite 2200

Vancouver, British Columbia V6E 2E9

[●], 2018

Dear Klondex Securityholder:

You are invited to attend an annual and special meeting (the “Meeting”) of the holders (“Klondex Shareholders”) of common shares (“Klondex Shares”) in the capital of Klondex Mines Ltd. (“Klondex” or the “Company”), holders of Klondex Options (as defined below) (“Klondex Optionholders”), holders of Klondex RSUs (as defined below) (“Klondex RSU Holders”) and holders of Klondex DSUs (as defined below) (collectively, the “Klondex Securityholders”), to be held at the Toronto Region Board of Trade, Lennox Hall East, 4th Floor, 77 Adelaide St. West, Toronto, Ontario on [●], 2018 at [8:00 a.m. (Eastern Daylight Time)].

At the Meeting, Klondex Securityholders will be asked, among other things, to consider and vote on a special resolution (the “Arrangement Resolution”) approving a statutory plan of arrangement (the “Plan of Arrangement”) pursuant to Section 288 of the Business Corporations Act (British Columbia) (the “Arrangement”), subject to the terms and conditions of an arrangement agreement (the “Arrangement Agreement”) dated March 16, 2018 entered into among Klondex, Hecla Mining Company (“Hecla”) and 1156291 B.C. Unlimited Liability Company (“Hecla Acquisition Subco”), a wholly-owned subsidiary of Hecla. Under the terms of the Arrangement Agreement, Hecla Acquisition Subco will acquire all of the outstanding Klondex Shares (including Klondex Shares issued to holders of In-the-Money Klondex Options (as defined herein) and Klondex RSUs pursuant to the Arrangement), and Klondex Shareholders will receive, for each Klondex Share, consideration as set out in the Plan of Arrangement (the “Arrangement Consideration”) consisting of: (i) the equivalent of US$2.47 in either cash, shares of Hecla common stock (“Hecla Shares”), or a combination of cash and Hecla Shares (the “Hecla Consideration”); plus (ii) 0.125 of a share (the “Havilah Shares”) of Havilah Mining Corporation (“Havilah”), a new company formed to hold Klondex’s Canadian assets.

With respect to the Hecla Consideration described in (i) above, Klondex Shareholders, Klondex Optionholders and Klondex RSU Holders may elect to receive, for each Klondex Share, either: (i) US$2.47 in cash (subject to proration) (the “Cash Consideration”); (ii) 0.6272 of a Hecla Share (subject to proration) (the “Share Consideration”); or (iii) US$0.8411 in cash and 0.4136 of a Hecla Share (the “Combination Consideration”). The Cash Consideration and the Share Consideration are subject to proration, as more particularly provided for in the Plan of Arrangement. Klondex Shareholders, Klondex Optionholders and Klondex RSU Holders who do not elect, or fail to properly elect, to receive either the Cash Consideration or the Share Consideration will be deemed to have elected to receive the Combination Consideration. Klondex Shareholders, Klondex Optionholders and Klondex RSU Holders who elect, or are deemed to elect, to receive the Combination Consideration will not be subject to proration. If all Klondex Shareholders, Klondex Optionholders and Klondex RSU Holders elect to receive the Cash Consideration or, alternatively, all Klondex Shareholders, Klondex Optionholders and Klondex RSU Holders elect to receive the Share Consideration, then under the proration provisions in the Plan of Arrangement, each Klondex Shareholder, Klondex Optionholder and Klondex RSU Holder would be entitled to receive, for each Klondex Share, US$0.8411 in cash and 0.4136 of a Hecla Share, in addition to 0.125 of a Havilah Share, for each Klondex Share.

Under the Arrangement, each: (a) option to acquire Klondex Shares (a “Klondex Option”) that is outstanding immediately prior to the effective time of the Arrangement and is “in-the-money” (an “In-the-Money Klondex Option”); (b) right to receive a Klondex Share awarded under the Share Incentive Plan dated May 9, 2013 of the Company or time-based restricted share unit awarded under the Share Option and Restricted Share Unit Plan dated May 13, 2016 of the Company which is outstanding immediately prior to the effective time

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of the Arrangement, whether or not vested (a “Klondex RSU”); and (c) deferred share unit (a “Klondex DSU”) issued under the Deferred Share Unit Plan dated May 13, 2016 of the Company which is outstanding immediately prior to the effective time of the Arrangement, will be exchanged for Klondex Shares or cash, as applicable, pursuant to the Plan of Arrangement. Under the Arrangement, each Performance RSU (as such term is defined in the Share Option and Restricted Share Unit Plan dated May 13, 2016 of the Company) will be settled by a cash payment to the holder thereof on the effective date of the Arrangement of an amount determined by Hecla to be properly due to such holder based on the terms of such Performance RSU.

The Independent Committee (as defined in the accompanying management information circular for the Meeting (the “Circular”)) and the board of directors of the Company (the “Klondex Board”) have unanimously determined that the Arrangement is in the best interests of the Company and that the Arrangement is fair to the Klondex Securityholders, and the Klondex Board has authorized the submission of the Arrangement Resolution to the Klondex Securityholders for their approval at the Meeting. The Klondex Board has unanimously determined to recommend to Klondex Securityholders that they vote FOR the Arrangement Resolution to approve the Arrangement. All of the directors and senior officers of the Company have entered into agreements with Hecla to support the Arrangement. In addition, two institutional Klondex Shareholders, exercising beneficial ownership or control over an aggregate of 23.60% of the outstanding Klondex Shares, have entered into agreements with Hecla agreeing to vote, or cause to be voted, all of the Klondex Shares that each such shareholder exercises control over in favour of the Arrangement Resolution. In reaching its conclusion that the Arrangement is fair to Klondex Securityholders and that the Arrangement is in the best interests of the Company, the Klondex Board considered and relied upon a number of factors and reasons, including those described under the headings “Part 7 – The Arrangement – Background to the Arrangement”, “Part 7 – The Arrangement – Reasons for the Arrangement” and “Part 7 – The Arrangement – Fairness Opinions” of the Circular.

To become effective, the Arrangement Resolution must be approved by at least two-thirds (66 2⁄3%) of the votes cast at the Meeting in person or by proxy by: (i) Klondex Shareholders; and (ii) Klondex Securityholders voting together as a single class. The Arrangement is also subject to certain other conditions, including the approval of the British Columbia Supreme Court.

In addition, at the Meeting, Klondex Shareholders will, among other things, be asked to consider and, if deemed advisable, to pass, with or without variation, an ordinary resolution to approve a share option plan for Havilah (the “Havilah Option Plan Resolution”), as more particularly described in the accompanying Circular, provided that such resolution shall not become effective unless the Arrangement becomes effective. The Klondex Board, after consultation with its legal counsel, has unanimously determined to recommend to Klondex Shareholders that they vote FOR the Havilah Option Plan Resolution.

To become effective, the Havilah Option Plan Resolution must be approved by at least a simple majority of the votes cast by the Klondex Shareholders who vote in person or by proxy at the Meeting.

The accompanying notice of annual and special meeting and Circular describe the Arrangement and include certain additional information to assist you in considering how to vote on the Arrangement Resolution. You are urged to read this information carefully and, if you require assistance, to consult your financial, legal, tax or other professional advisors.

Your vote is important regardless of the number of Klondex Shares, Klondex Options, Klondex RSUs or Klondex DSUs (collectively, the “Affected Securities”) that you own. Even if you are a registered holder of Affected Securities and plan to attend the Meeting in person, we encourage you to take the time now to follow the instructions on the enclosed forms of proxy so that your Affected Securities can be voted at the Meeting in accordance with your instructions. We encourage you to use the internet or telephone voting options to ensure your vote is received prior to the voting deadline. Alternatively, you can complete, sign, date and return the enclosed form by mail or fax. Registered holders of Klondex Shares are asked to complete the form of proxy printed on green paper, registered holders of Klondex Options are asked to complete the form of proxy

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printed on pink paper, registered holders of Klondex RSUs are asked to complete the form of proxy printed on blue paper and registered holders of Klondex DSUs are asked to complete the form of proxy printed on yellow paper. If you hold more than one type of Affected Security, you will need to complete the applicable form of proxy for each of the different types of Affected Securities held by you.

If you hold your Affected Securities through a broker, trustee, financial institution or other intermediary, you will receive instructions from such intermediary, or Computershare Investor Services Inc. on the intermediary’s behalf, on how to vote your Affected Securities. We encourage non-registered holders of Affected Securities to carefully follow such instructions so that your Affected Securities can be voted at the Meeting.

If you are a registered holder of Klondex Shares, we encourage you to complete, sign, date and return the enclosed Letter of Transmittal and Election Form (printed on white paper), along with the share certificate(s) representing your Klondex Shares, to the Company’s depositary, Computershare Investor Services Inc., at the address specified in the Letter of Transmittal and Election Form. If you are a holder of Klondex Options or Klondex RSUs, we encourage you to complete, sign, date and return the enclosed Option/RSU Election Form (printed on grey paper) to the Company’s depositary, Computershare Investor Services Inc., at the address specified in the Option/RSU Election Form. If you are a registered holder of Klondex Shares as well as Klondex Options and/or Klondex RSUs, you will have to submit both the Letter of Transmittal and Election Form (printed on white paper) as it relates to your Klondex Shares and the Option/RSU Election Form (printed on grey paper) as it relates to your Klondex Options and/or Klondex RSUs.

The Letter of Transmittal and Election Form and the Option/RSU Election Form (together, the “Election Document(s)”) each contain other procedural information relating to the Arrangement and should be reviewed carefully. It is recommended that you complete, sign and return the applicable Election Document(s) (with accompanying Klondex Share certificate(s) if you are a registered holder of Klondex Shares) to Computershare Investor Services Inc., the Company’s depositary, as soon as possible.

To make a valid election as to the Hecla Consideration that you wish to receive under the Arrangement (subject to proration), you must sign and make a proper election in the applicable Election Document(s) and return it (with accompanying Klondex Share certificate(s) if you are a registered holder of Klondex Shares) to the Company’s depositary, Computershare Investor Services Inc., prior to 1:00 p.m. (Pacific Daylight Time) / 4:00 p.m. (Eastern Daylight Time) on [●], 2018 or such later date as may be determined and published in accordance with the Arrangement Agreement (the “Election Deadline”). IF YOU FAIL TO MAKE A PROPER ELECTION PRIOR TO THE ELECTION DEADLINE, YOU WILL BE DEEMED TO HAVE ELECTED TO RECEIVE THE COMBINATION CONSIDERATION IN RESPECT OF EACH KLONDEX SHARE, KLONDEX OPTION AND KLONDEX RSU, AS APPLICABLE.

Subject to obtaining court approval and satisfying certain other conditions, including the approval of Klondex Securityholders, it is anticipated that the Arrangement will be completed in the second quarter of 2018, but no later than July 16, 2018 unless otherwise agreed to between Klondex and Hecla.

Completion of the Arrangement or approval of the Arrangement Resolution is not conditional upon the approval of the Havilah Option Plan Resolution.

If you have any questions or need assistance in your consideration of the Arrangement or with the completion and delivery of your proxy, please contact the Company’s proxy solicitation agent, D.F. King & Co., Inc., by telephone at 1(800) 330-8705 (toll-free in North America) or 1(212) 771-1133 (collect call outside North America), or by email at inquiries@dfking.com.

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On behalf of the Klondex Board, I would like to thank all Klondex Securityholders for their ongoing support as we prepare to take part in this important event in the Company’s history.

Sincerely,

On behalf of the Board of Directors,

(Signed) “Paul Huet”

Paul Huet

Director, President and Chief Executive Officer

Klondex Mines Ltd.

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KLONDEX MINES LTD.

1055 West Hastings Street, Suite 2200

Vancouver, British Columbia V6E 2E9

NOTICE OF ANNUAL AND SPECIAL MEETING

OF SECURITYHOLDERS

NOTICE is hereby given that the annual and special meeting (the “Meeting”) of the holders (“Klondex Shareholders”) of common shares (“Klondex Shares”) of Klondex Mines Ltd. (the “Company” or “Klondex”), holders of options to acquire Klondex Shares (“Klondex Options”), holders of certain rights to receive Klondex Shares (“Klondex RSUs”) and holders of deferred share units of Klondex (“Klondex DSUs”) (collectively, the “Klondex Securityholders” and the Klondex Shares, Klondex Options, Klondex RSUs and Klondex DSUs, collectively, the “Affected Securities”) will be held at the Toronto Region Board of Trade, Lennox Hall East, 4th Floor, 77 Adelaide St. West, Toronto, Ontario on [●], 2018 at [8:00 a.m. (Eastern Daylight Time)], for the following purposes:

1.

To consider pursuant to an interim order of the British Columbia Supreme Court dated [●], 2018 (the “Interim Order”) and, if thought advisable, to pass, with or without amendment, a special resolution of the Klondex Securityholders (the “Arrangement Resolution”), the full text of which is set forth in Appendix “B” to the accompanying management information circular (the “Circular”), to approve a statutory plan of arrangement (the “Plan of Arrangement”) under Section 288 of the Business Corporations Act (British Columbia) (the “BCBCA”) (the “Arrangement”), subject to the terms and conditions of an arrangement agreement dated March 16, 2018 entered into among Klondex, Hecla Mining Company (“Hecla”) and 1156291 B.C. Unlimited Liability Company, a wholly-owned subsidiary of Hecla.

2.

To consider and, if thought advisable, to pass, with or without amendment, an ordinary resolution of the Klondex Shareholders, the full text of which is set forth in Appendix “N” to the Circular, approving a share option plan for Havilah Mining Corporation (the “Havilah Option Plan Resolution”), all as more particularly set forth in the Circular, provided that such resolution shall not become effective unless the Arrangement becomes effective.

3.

For Klondex Shareholders to elect directors of the Company for the ensuing year (or, if the Arrangement Resolution is approved and the Arrangement is completed, for the period up to the effective time of the Arrangement).

4.	For Klondex Shareholders to receive the audited consolidated financial statements of the Company for the year ended December 31, 2017 and the report of the auditors thereon.

5.	For Klondex Shareholders to appoint the auditors of the Company for the ensuing year and to authorize the directors of the Company to fix their remuneration.

6.

For Klondex Shareholders to consider and, if deemed appropriate, to pass, with or without variation, a non-binding advisory resolution of the Klondex Shareholders on the Company’s approach to executive compensation.

7.

For Klondex Securityholders to authorize the adjournment of the Meeting if necessary or appropriate, including an adjournment to solicit additional proxies in the event that there are not sufficient votes at the time of the Meeting or adjournment or postponement thereof to approve the Arrangement Resolution (the “Adjournment Resolution”).

8.	To transact such further and other business as may properly come before the Meeting or any adjournment or adjournments thereof.

Completion of the Arrangement or approval of the Arrangement Resolution is not conditional upon the approval of any of items 2 to 6 above.

The directors of the Company have fixed the close of business on May 15, 2018 as the record date (the “Record Date”) for the determination of the Klondex Securityholders entitled to receive this notice of the

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Meeting (this “Notice of Meeting”). A Klondex Securityholder wishing to be represented by proxy at the Meeting or any adjournment thereof must deposit his, her or its duly executed form of proxy with the Company’s transfer agent and registrar, Computershare Investor Services Inc., by mail at 3rd Floor, 510 Burrard Street, Vancouver, British Columbia, V6C 3B9, Attention: Proxy Department, or by facsimile to (416) 263-9524 or 1(866) 249-7775, not later than 4:00 p.m. (Eastern Daylight Time) on [●], 2018 or, if the Meeting is adjourned, 48 hours (excluding Saturdays, Sundays and holidays) before any adjournment of the Meeting. A Klondex Securityholder may also vote by telephone or via the internet by following the instructions on the applicable form of proxy. If a Klondex Securityholder votes by telephone or via the internet, completion or return of the form of proxies is not needed. Registered holders of Klondex Shares are asked to complete the form of proxy printed on green paper, registered holders of Klondex Options are asked to complete the form of proxy printed on pink paper, registered holders of Klondex RSUs are asked to complete the form of proxy printed on blue paper and registered holders of Klondex DSUs are asked to complete the form of proxy printed on yellow paper. If you hold more than one type of Affected Security, you will need to complete the applicable form of proxy for each of the different types of Affected Securities held by you.

If you are a non-registered Klondex Securityholder, please refer to “Part 5 – General Proxy Information – Non-Registered Klondex Securityholders” of the Circular for information on how to vote your Klondex Shares, Klondex Options, Klondex RSUs or Klondex DSUs, as applicable.

Take notice that, pursuant to the Interim Order, each registered Klondex Shareholder as of the Record Date has been granted the right to dissent in respect of the Arrangement Resolution and, if the Arrangement becomes effective, to be paid the fair value of the Klondex Shares in respect of which such registered Klondex Shareholder validly dissents, in accordance with the dissent procedures contained in Division 2 of Part 8 of the BCBCA, as modified and supplemented by the Interim Order, the Plan of Arrangement (as defined in the Circular) and the Final Order (as defined in the Circular). To exercise such right: (a) a written notice of dissent with respect to the Arrangement Resolution from the registered Klondex Shareholder must be received by Klondex at its address for such purpose, c/o Bennett Jones LLP at 3400 One First Canadian Place, P.O. Box 130, Toronto, Ontario, M5X 1A4, Attention: [●], by no later than 4:00 p.m. (Eastern Daylight Time) on [●], 2018, or two business days prior to any adjournment or postponement of the Meeting; (b) the registered Klondex Shareholder must not have voted in favour of the Arrangement Resolution; and (c) the registered Klondex Shareholder must have otherwise complied with the dissent procedures in Division 2 of Part 8 of the BCBCA, as modified and supplemented by the Interim Order, the Plan of Arrangement and the Final Order. The right to dissent is described in the Circular, and the text of each of the Plan of Arrangement, the Interim Order and Division 2 of Part 8 of the BCBCA is set forth in Appendix “E”, Appendix “F” and Appendix “H”, respectively, to the Circular.

Failure to strictly comply with the provisions of the BCBCA, as modified and supplemented by the Plan of Arrangement, the Interim Order and the Final Order, may result in the loss of any right of dissent.

The Circular accompanying this Notice of Meeting is incorporated into, and shall be deemed to form part of, this Notice of Meeting.

DATED as of the [●] day of [●], 2018.

By Order of the Board of Directors

(signed) “Paul Huet”

Paul Huet

Director, President and Chief Executive Officer

Klondex Mines Ltd.

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FREQUENTLY ASKED QUESTIONS ABOUT THE ARRANGEMENT AND THE MEETING

The following are some questions that you, as a Klondex Securityholder, may have relating to the Meeting and answers to those questions. These questions and answers do not provide all of the information relating to the Meeting or the matters to be considered at the Meeting and are qualified in their entirety by the more detailed information contained elsewhere in, or incorporated by reference into, this Circular. You are urged to read this Circular in its entirety including the appendices to this Circular, any documents incorporated by reference herein, the forms of proxy and the applicable Election Document(s) before making a decision related to your Affected Securities. All capitalized terms used but not defined herein have the meanings ascribed to them in the “Glossary of Terms” at Appendix “A” of this Circular.

Q:	What am I voting on?

A:

In connection with the Meeting, Klondex Securityholders are being asked to consider and vote on the Arrangement Resolution which, if approved and if the Arrangement is completed, will result in: (i) Hecla, through its wholly-owned subsidiary Hecla Acquisition Subco, acquiring all of the issued and outstanding Klondex Shares (including Klondex Shares issued to holders of In-the-Money Klondex Options and Klondex RSUs pursuant to the Arrangement); and (ii) Klondex Shareholders (other than Dissenting Shareholders) receiving the Arrangement Consideration for each Klondex Share held by them.

In addition, Klondex Shareholders will be asked to vote on the Havilah Option Plan Resolution which, if approved, will become effective when the Arrangement becomes effective. Completion of the Arrangement or approval of the Arrangement Resolution is not conditional upon the approval of the Havilah Option Plan Resolution.

In connection with the Meeting, Klondex Shareholders also are being asked to approve certain other matters, including the election of the directors of the Company, the appointment of auditors of the Company and a non-binding advisory resolution on the Company’s approach to executive compensation and such other business that may properly come before the Meeting. In addition to the Arrangement Resolution, Klondex Securityholders are being asked to approve the adjournment of the Meeting if necessary or appropriate, including for purposes of soliciting additional proxies to approve the Arrangement Resolution.

Q:	When and where is the Meeting?

A:	The Meeting will be held at the Toronto Region Board of Trade, Lennox Hall East, 4th Floor, 77 Adelaide St. West, Toronto, Ontario on [●], 2018 at [8:00 a.m. (Eastern Daylight Time)].

Q:	What constitutes a quorum for the Meeting?

A:

A quorum for the transaction of business at the Meeting is the presence of one person who holds, or who represents by proxy one or more Klondex Shareholders who hold, in the aggregate, at least 5% of the issued and outstanding Klondex Shares entitled to be voted at the Meeting.

Q:	Who is soliciting my proxy?

A:

Your proxy is being solicited by senior management of Klondex. This Circular is furnished in connection with that solicitation. While it is anticipated that solicitation of proxies for the Meeting will be made primarily by mail, proxies may be solicited personally or by telephone by the directors and regular employees of Klondex at nominal cost paid by Klondex. In addition, Klondex has engaged D.F. King as Proxy Solicitation Agent in connection with the Meeting.

If you have questions or need assistance completing your form of proxy or voting instruction form, please contact the Company’s Proxy Solicitation Agent, D.F. King, by telephone at 1(800) 330-8705 (toll-free in North America) or 1(212) 771-1133 (collect call outside North America), or by email at inquiries@dfking.com.

Q:	What is the recommendation of the Klondex Board with respect to the Arrangement Resolution?

A:

After taking into consideration, among other things, the merits of the Arrangement, the Fairness Opinions and the unanimous recommendation of the Independent Committee, the Klondex Board has concluded that the Arrangement is in the best interests of Klondex and fair to the Klondex Securityholders, and unanimously recommends that Klondex Securityholders vote FOR the Arrangement Resolution to approve the Arrangement.

Q:	Why is the Klondex Board making this recommendation?

A:

In reaching its conclusion that the Arrangement is fair to Klondex Securityholders and that the Arrangement is in the best interests of Klondex, the Klondex Board considered and relied upon a number of factors and reasons, including those described under the headings “Part 7 – The Arrangement – Background to the Arrangement”, “Part 7 – The Arrangement – Reasons for the Arrangement”, “Part 7 – The Arrangement – Fairness Opinions”, “Part 9 – Opinion of Maxit Capital” and “Part 10 – Opinion of GMP Securities” of this Circular.

Q:	What is the recommendation of the Klondex Board with respect to the Havilah Share Option Resolution?

A:

At the request of the proposed directors of Havilah, and after taking into consideration, among other things, the role a stock option plan or similar share incentive plan plays in the motivation, attraction and retention of key employees, directors and consultants of Havilah due to the opportunity offered to them to acquire a proprietary interest in Havilah, and after consultation with its legal counsel, the Klondex Board has unanimously determined to recommend to Klondex Shareholders that they vote FOR the Havilah Option Plan Resolution.

Q:	Have the Klondex Directors and officers of Klondex entered into Klondex Voting Agreements or Klondex Support Agreements?

A.

Yes. Hecla has entered into a Klondex Voting Agreement or a Klondex Support Agreement with each of the Klondex Directors and the officers of Klondex. Hecla has entered into Klondex Voting Agreements with each of William Matlack, Blair Schultz, Paul Huet, Richard Hall, Barry Dahl, James Haggarty and Rodney Cooper, pursuant to which each of the aforementioned Klondex Directors and officers of Klondex has agreed to, among other things, support the Arrangement and to vote their Klondex Shares and Other Affected Securities (including any Klondex Shares issued upon the exercise or exchange of any Other Affected Securities) in favour of the Arrangement Resolution. Additionally, Hecla has entered into Klondex Support Agreements with each of Brian Morris, Charles Oliver, John Antwi, Mark Daniel and Michael Doolin, pursuant to which each of the aforementioned Klondex Directors and officers of Klondex has agreed to, among other things, cooperate with Klondex and Hecla to successfully complete the Arrangement.

One of the directors of Klondex who has entered into a Klondex Voting Agreement intends to pledge his Klondex Shares to a third party lender for personal financial planning purposes. The director will still have complete control and direction over voting of the Klondex Shares and will continue to be subject to the Klondex Voting Agreement.

As of the Record Date, 6,897,535 of the 185,152,053 outstanding Affected Securities were held by Klondex Directors or officers of Klondex that were subject to Klondex Voting Agreements and Klondex Support Agreements, representing approximately 3.73% of the votes which may be cast by Klondex Securityholders at the Meeting.

Q:	Have any institutional shareholders entered into Klondex Support Letter Agreements?

A.	Yes. Hecla has entered into Klondex Support Letter Agreements with two institutional Klondex Shareholders. The Klondex Support Letter Agreements entered into by the two institutional Klondex

Shareholders set forth, among other things, their agreement to support the Arrangement and to vote, or cause to be voted, any Klondex Shares that such Klondex Shareholder exercises beneficial control over in favour of the Arrangement Resolution.

As of the Record Date, 42,495,259 of the 180,079,072 outstanding Klondex Shares were subject to the Klondex Support Letter Agreements with voting requirements, representing approximately 23.60% of the votes which may be cast by Klondex Securityholders at the Meeting.

Q:	What is the recommendation of the Klondex Board with respect to the other matters to be approved at the Meeting?

A:

The Klondex Board unanimously recommends that Klondex Shareholders vote FOR each of the other proposals set forth in this Circular, including the election of the directors of the Company, the appointment of auditors of the Company, a non-binding advisory resolution on the Company’s approach to executive compensation, the adjournment of the Meeting if necessary or appropriate, including for purposes of soliciting additional proxies to approve the Arrangement Resolution, and such other business that may properly come before the Meeting.

Q:	Who can attend and vote at the Meeting?

A:

Only Klondex Securityholders of record as of the close of business on May 15, 2018, being the Record Date for the Meeting, are entitled to receive notice of and to attend, and vote at, the Meeting or any adjournment(s) or postponement(s) of the Meeting. Registered holders of Klondex Shares will be entitled to vote with respect to all matters at the Meeting, whereas registered holders of Other Affected Securities will only be entitled to vote at the Meeting with respect to the Arrangement Resolution and the Adjournment Resolution, and not with respect to any other matters at the Meeting.

Q:	How many Affected Securities are entitled to be voted?

A:

As of the Record Date, there were 180,079,072 Klondex Shares entitled to be voted at the Meeting. Each Klondex Shareholder is entitled to one vote for each Klondex Share held by such holder in respect of all matters at the Meeting. In addition, as of the Record Date, there were 3,695,604 Klondex Options outstanding, 1,017,011 Klondex RSUs outstanding, and 360,366 Klondex DSUs outstanding. Pursuant to the Interim Order, each Klondex Option, Klondex RSU and Klondex DSU carries one vote with respect to the vote on the Arrangement Resolution and the Adjournment Resolution. Klondex Options, Klondex RSUs and Klondex DSUs are not entitled to a vote on any matter at the Meeting other than the approval of the Arrangement Resolution and the Adjournment Resolution.

Q:	How do I vote if I am a Registered Klondex Securityholder?

A:	If you are a Registered Klondex Securityholder, you can vote your Affected Securities:

1)	by voting in person at the Meeting;

2)

by signing and returning the applicable enclosed proxy form by mail appointing the named persons or some other person you choose, who need not be a Klondex Securityholder, to represent you as proxyholder and vote your Affected Securities at the Meeting;

3)	by telephone at 1(866) 732-VOTE (8683); or

4)	via the internet at www.investorvote.com.

If you are a Registered Klondex Shareholder, you should complete the form of proxy printed on green paper. If you are a holder of Klondex Options, you should complete the form of proxy printed on pink paper. If you are a holder of Klondex RSUs, you should complete the form of proxy printed on blue paper. If you are a registered holder of Klondex DSUs, you should complete the form of proxy printed on yellow paper. If you hold more than one type of Affected Security, you will need to complete the applicable form of proxy for each of the different types of Affected Securities held by you.

Q:	How do I vote if I am a Non-Registered Klondex Securityholder?

A:	If you are a Non-Registered Klondex Securityholder, you should receive voting instructions from your nominee.

Q.	If I am a Non-Registered Klondex Securityholder, can I vote in person at the Meeting?

A:

Yes. To vote in person at the Meeting, print your own name in the space provided on the applicable proxy form or the voting instruction form sent to you by your nominee and return it by following the instructions included. In doing so you are instructing your nominee to appoint you as a proxyholder. Please register with Klondex’s Transfer Agent and Registrar, Computershare Investor Services Inc., when you arrive at the Meeting as the Company has no access to the names of Non-Registered Klondex Securityholders; if you attend the meeting without following this procedure, the Company will have no record of your security holdings or entitlement to vote.

Q:	How do I vote if I am both a Registered Klondex Securityholder and a Non-Registered Klondex Securityholder?

A:

If you hold some Affected Securities as a Registered Klondex Securityholder and others as a Non-Registered Klondex Securityholder, you will have to use the separate voting methods described above, as applicable, for those of your Affected Securities for which you are a Registered Klondex Securityholder and for those of your Affected Securities for which you are a Non-Registered Klondex Securityholder.

Q:	What will I receive under the Arrangement if I am a Klondex Shareholder?

A:

Under the Arrangement, Klondex Shareholders will be entitled to receive, for each Klondex Share held: (i) the Hecla Consideration, as described in more detail below; and (ii) the Havilah Consideration, consisting of 0.125 of a Havilah Share (after giving effect to the Havilah Share Consolidation). For purposes of the following, references to Klondex Shareholders include holders of In-the-Money Klondex Options and Klondex RSUs who receive Klondex Shares pursuant to the Arrangement.

With respect to the Hecla Consideration, Hecla has agreed to pay to each Klondex Shareholder the equivalent of US$2.47 per Klondex Share (based on the relative values of the Klondex Shares and Hecla Shares as at March 16, 2018). The Hecla Consideration to be received by each Klondex Shareholder will consist of either: (i) the Cash Consideration; (ii) the Share Consideration; or (iii) the Combination Consideration, depending on which form of Hecla Consideration the Klondex Shareholder elects to receive (or is deemed to have elected to receive), all as more particularly described below. Klondex Shareholders will be entitled to make an election as to the form of Hecla Consideration they wish to receive with respect to all, but not less than all, of their Klondex Shares. The actual Hecla Consideration received by a Klondex Shareholder will depend upon such Klondex Shareholder’s consideration election (or deemed election) and, in the case of Klondex Shareholders electing to receive the Cash Consideration or Share Consideration, on the effect of proration.

Klondex Shareholders who elect to receive the Combination Consideration will receive 0.4136 of a Hecla Share and US$0.8411 in cash for each Klondex Share held by them. Klondex Shareholders (other than Dissenting Shareholders) who do not elect to receive the Cash Consideration or the Share Consideration, or who fail to make a valid election as to the form of Hecla Consideration that they wish to receive, will be deemed to have elected to receive the Combination Consideration for each Klondex Share held by them. Klondex Shareholders who elect, or who are deemed to have elected, to receive the Combination Consideration will not be subject to any proration with respect to the cash and Hecla Shares to be received by them.

Set forth below is a summary description of the proration calculations arising as a result of the Maximum Cash Consideration and Maximum Shares Consideration that Hecla is required to deliver under the

Arrangement. As a result of the maximums on both cash and Hecla Shares that Hecla is required to deliver under the Arrangement, along with the proration calculations that ensue from those maximums, it is likely that Klondex Shareholders who elect to receive either the Cash Consideration or the Share Consideration will end up receiving both cash and Hecla Shares, notwithstanding their election. If all Klondex Shareholders were to elect to receive either the Cash Consideration or the Share Consideration, then as a result of proration the Hecla Consideration received by each Klondex Shareholder would consist of 0.4136 of a Hecla Share and US$0.8411 in cash for each Klondex Share.

Klondex Shareholders who validly elect to receive the Cash Consideration will, subject to the proration mechanism described below, be entitled to receive US$2.47 in cash for each Klondex Share held by them. The Maximum Cash Consideration that Hecla is required to deliver under the Arrangement is US$157,410,417. The Maximum Cash Consideration will be allocated, first, to Klondex Shareholders who elect, or who are deemed to have elected, to receive the Combination Consideration, to the extent of US$0.8411 per Klondex Share. Consequently, Klondex Shareholders who elect to receive the Cash Consideration will only be entitled to receive the Cash Consideration in respect of each Klondex Share held by them if other Klondex Shareholders elect to receive the Share Consideration in respect of an equivalent or greater number of Klondex Shares. If the number of Klondex Shares in respect of which Klondex Shareholders elect to receive the Share Consideration is less than the number of Klondex Shares in respect of which Klondex Shareholders elect to receive the Cash Consideration, Klondex Shareholders who elect to receive the Cash Consideration will, instead of receiving US$2.47 in cash for each Klondex Share, receive a lesser amount of cash (which shall be not less than US$0.8411) and a portion of a Hecla Share (not exceeding 0.4136 of a Hecla Share) for each Klondex Share, all as more particularly provided for in the Plan of Arrangement. If all Klondex Shareholders validly elect to receive the Cash Consideration, or if no Klondex Shareholders elect to receive the Share Consideration, a Klondex Shareholder electing to receive the Cash Consideration would receive US$0.8411 in cash and 0.4136 of a Hecla Share for each Klondex Share held by them.

Klondex Shareholders who validly elect to receive the Share Consideration will, subject to the proration mechanism described below, be entitled to receive 0.6272 of a Hecla Share for each Klondex Share held by them. The Maximum Shares Consideration that Hecla is required to pay under the Arrangement is 77,411,859 Hecla Shares. The Maximum Shares Consideration will be allocated, first, to Klondex Shareholders who elect, or who are deemed to have elected, to receive the Combination Consideration, to the extent of 0.4136 of a Hecla Share per Klondex Share. Consequently, Klondex Shareholders who elect to receive the Share Consideration will only be entitled to receive the Share Consideration in respect of each Klondex Share held by them if other Klondex Shareholders elect to receive the Cash Consideration in respect of an equivalent or greater number of Klondex Shares. If the number of Klondex Shares in respect of which Klondex Shareholders elect to receive the Cash Consideration is less than the number of Klondex Shares in respect of which Klondex Shareholders elect to receive the Share Consideration, Klondex Shareholders who elect to receive the Share Consideration will, instead of receiving 0.6272 of a Hecla Share for each Klondex Share, receive a lesser portion of a Hecla Share (which shall not be less than 0.4136 of a Hecla Share) and cash (not exceeding US$0.8411) for each Klondex Share, all as more particularly provided for in the Plan of Arrangement. If all Klondex Shareholders validly elect to receive the Share Consideration, or if no Klondex Shareholders elect to receive the Cash Consideration, a Klondex Shareholder electing to receive the Share Consideration would receive US$0.8411 in cash and 0.4136 of a Hecla Share for each Klondex Share held by them.

To the extent the aggregate number of Hecla Shares or Havilah Shares that a Klondex Shareholder would otherwise be entitled to receive under the Arrangement includes a fractional share, the actual number of Hecla Shares or Havilah Shares, as applicable, to be received by the Klondex Shareholder will, without additional compensation, be rounded down to the nearest whole number of shares.

Any cash component of the Arrangement Consideration payable pursuant to the Arrangement that is less than one cent will be rounded down to the next whole cent.

Q:	What will I receive under the Arrangement if I am a Klondex Option, RSU or DSU Holder?

A:	Under the Arrangement:

(i)

each In-the-Money Klondex Option outstanding immediately prior to the Effective Time will be deemed to be unconditionally vested and transferred to Klondex in exchange for that number of Klondex Shares (rounded down to the nearest whole number) obtained by dividing (i) the In-the-Money Amount of such option, by (ii) the Company Share Value, while each Out-of-the-Money Klondex Option will be cancelled without any payment therefor;

(ii)	each Klondex RSU outstanding immediately prior to the Effective Time will be deemed to be assigned and transferred to Klondex in exchange for one Klondex Share for each such Klondex RSU; and

(iii)	each Klondex DSU outstanding immediately prior to the Effective Time will be cancelled in exchange for a cash payment equal to the Company Share Value,

all as more particularly set out in the Plan of Arrangement.

Each holder of In-the-Money Klondex Options and/or Klondex RSUs who, pursuant to the Arrangement, receives Klondex Shares in exchange for their In-the-Money Klondex Options or Klondex RSUs, as applicable, will, pursuant to the Arrangement, be entitled to receive the Hecla Consideration and the Havilah Consideration for each such Klondex Share to the same extent as Klondex Shareholders (including making an election as to which form of Hecla Consideration they wish to receive).

Each Performance RSU will be settled by a cash payment to the holder thereof on the Effective Date of the Arrangement of an amount determined by Hecla to be properly due to such holder based on the terms of such Performance RSU.

Q:	How do I elect which form of Hecla Consideration I would like to receive?

A:

Each Registered Klondex Shareholder will have the right to elect to receive the Cash Consideration (subject to proration), the Share Consideration (subject to proration), or the Combination Consideration in respect of all, but not less than all, of their Klondex Shares by delivering to the Depositary by the Election Deadline a duly completed Letter of Transmittal and Election Form (printed on white paper) specifying their election.

Each holder of Klondex Options and/or Klondex RSUs will have the right to elect to receive the Cash Consideration (subject to proration), the Share Consideration (subject to proration), or the Combination Consideration in respect of all, but not less than all, of the Klondex Shares to be received by them upon the exchange of their In-the-Money Klondex Options or Klondex RSUs pursuant to the Arrangement, by delivering to the Depositary by the Election Deadline a duly completed Option/RSU Election Form (printed on grey paper) delivered specifying their election.

Non-Registered Klondex Securityholders should contact their broker, investment dealer or other Intermediary for instructions and assistance in making an election with respect to the form of Hecla Consideration they wish to receive.

If you fail to make a specific election by the Election Deadline, or the Depositary determines that your election was not properly made with respect to any Klondex Shares, Klondex Options or Klondex RSUs held by you, then you will be deemed to have elected to receive the Combination Consideration in respect of any such securities.

Q:	Who is Hecla?

A:

Hecla is a reporting issuer in each of the provinces of Canada and its shares are registered under the U.S. Exchange Act. Hecla is a company incorporated under, and governed by, the Laws of the State of Delaware. The principal executive office of Hecla is located at 6500 North Mineral Drive, Suite 200, Coeur d’Alene, Idaho, 83815-9408, United States of America, and the telephone number is (208) 769-4100.

Hecla is a U.S.-based precious and base metals mining company engaged in the exploration, acquisition, development, production and marketing of silver, gold, lead and zinc. In business since 1891, Hecla is among the oldest U.S.-based precious metals mining companies and one of the lowest-cost primary silver producers in North America. Hecla produces both metal concentrates, which it sells to smelters and brokers, and unrefined gold and silver precipitate and bullion bars (doré), which are sold as precipitate and doré, or are further refined before sale, to refiners and precious metals traders. Hecla has producing precious metals mining operations in Alaska, Idaho, Québec and Durango, Mexico and additional development and exploration projects in Alaska, Idaho, Canada and Mexico.

The Hecla Shares are listed for trading on the NYSE under the trading symbol “HL”.

Q:	What vote is required at the Meeting to approve the Arrangement Resolution?

A:

The Arrangement Resolution must be approved by: (a) at least two-thirds (66 2⁄3%) of the votes cast at the Meeting by Klondex Shareholders present in person or represented by proxy and entitled to vote at the Meeting; and (b) at least two-thirds (66 2⁄3%) of the votes cast at the Meeting by Klondex Securityholders voting together as a single class, present in person or represented by proxy and entitled to vote at the Meeting.

Q.	What vote is required at the Meeting to approve the proposals at the Meeting, other than the Arrangement Resolution?

A:

With respect to the election of directors, directors are elected by a plurality of votes. This means nominees receiving the eight highest number of votes at the Meeting will be elected. However, Klondex has adopted a majority voting policy which stipulates that in an uncontested election, as is the case at this Meeting, any nominee for director who receives more “withhold” votes than “for” votes must tender his resignation to the Klondex Board.

With respect to the appointment of auditors, the auditors are appointed by a plurality of votes. This means that auditors receiving the highest number of votes at the Meeting will be appointed.

To be effective, each of: (i) the Havilah Option Plan Resolution; and (ii) the proposal concerning “Say on Pay” must be approved by at least a simple majority of the votes cast at the Meeting by Klondex Shareholders, present in person or represented by proxy and entitled to vote at the Meeting.

To be effective, the Adjournment Resolution must be approved by at least a simple majority of the votes cast at the Meeting by Klondex Securityholders voting together as a single class, present in person or represented by proxy and entitled to vote at the Meeting.

See “Part 5 – General Proxy Information – Voting Standards” of this Circular.

Q:	What if I return my proxy but do not mark it to show how I wish to vote?

A:

If your proxy relating to your Klondex Shares is signed and dated and returned without specifying your voting choice (or specifying both voting choices), then your Klondex Shares will be voted FOR: (a) the Arrangement Resolution in accordance with the recommendation of the Klondex Board; (b) the Havilah Option Plan Resolution; (c) the election of the nominated directors as set out on the form of proxy; (d) the appointment of PwC as the auditors of the Company for the ensuing year and authorizing the directors of the Company to fix their remuneration; (e) the non-binding advisory resolution on the Company’s approach to executive compensation; (f) the adjournment of the Meeting if necessary or appropriate, including an adjournment to solicit additional proxies in the event that there are not sufficient votes at the time of the Meeting or adjournment or postponement thereof to approve the Arrangement Resolution; and (g) the transaction of such further and other business as may properly come before the Meeting or any adjournment or adjournments thereof, all in accordance with the recommendation of the Klondex Board.

If your proxy relating to any Other Affected Securities is signed and dated and returned without specifying your voting choice (or specifying both voting choices), then your Other Affected Securities will be voted

FOR the Arrangement Resolution and the Adjournment Resolution in accordance with the recommendation of the Klondex Board.

Q:	When is the cut-off time for delivery of proxies?

A:

Proxies must be delivered to Klondex’s Transfer Agent and Registrar, Computershare Investor Services Inc., by mail to 3rd Floor, 510 Burrard Street, Vancouver, British Columbia, V6C 3B9 or by fax to (416) 263-9524 or 1(866) 249-7775, not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time of the Meeting or any adjournment or postponement thereof. In this case, assuming no adjournment or postponement, the proxy-cut off time is 4:00 p.m. (Eastern Daylight Time) on [•], 2018. The deadline for deposit of proxies may be waived or extended by the Chairman of the Meeting at his discretion, without notice.

Q:	What are broker non-votes?

A:

A broker non-vote occurs when shares held by a broker for the account of a beneficial owner are not voted for or against a particular proposal because the broker has not received voting instructions from that beneficial owner and the broker does not have discretionary authority to vote those shares. Klondex Shares constituting broker non-votes are not counted or deemed to be present in person or by proxy for the purpose of voting on a non-routine matter at the Meeting and, therefore, are not counted for the purpose of determining whether Klondex Shareholders and/or Klondex Securityholders have approved any matter except the proposal to appoint the auditors of the Company, because all proposals at the Meeting, except the proposal to appoint the auditors, are considered non-routine. If you do not provide voting instructions to your broker, your broker will have discretion to vote your Klondex Shares only on the proposal to appoint the auditors of the Company, because the Company expects that matter to be considered a routine matter.

Q:	What are the effects of broker non-votes and “withhold” votes?

A:

Brokers are permitted to exercise their discretion and vote without specific instruction on the proposal relating to the appointment of the auditors. Accordingly, the Company does not expect there to be any broker non-votes in connection with the proposal on the appointment of auditors. On all of the other proposals at the Meeting, broker non-votes will have no effect on the outcome of the vote.

With respect to the election of directors and appointment of auditors, Klondex Shareholders will have the option of voting “for” or “withhold”. A “withhold” vote will have no effect on the proposal in respect of the appointment of auditors but because of Klondex’s Majority Voting Policy, may have an effect on the election of directors should a director receive more “withhold” votes than “for” votes.

See “Part 5 – General Proxy Information – Voting Standards” of this Circular.

Q:	Can I abstain from voting?

A:

Depending on the matter being voted on at the Meeting, under the BCBCA, Klondex Shareholders have the option to either vote “for”, “against” or “withhold” on the matter and Klondex Option, RSU and DSU Holders have the option to either vote “for” or “against” the Arrangement Resolution or the Adjournment Resolution at the Meeting. A Registered Klondex Securityholder present in person at the Meeting who has not provided a proxy may abstain from voting by not casting a vote. However, a proxyholder cannot similarly abstain as he or she must vote in accordance with the direction of the Klondex Securityholder completing the proxy. If no choice is specified in the form of proxy, the Affected Securities will be voted FOR the relevant proposal(s).

Q:	Can I revoke my proxy or change my vote after I submit a signed proxy?

A:

Yes. In addition to revocation in any other manner permitted by law, a proxy may be revoked by an instrument in writing executed by the Klondex Securityholder or by his or her attorney authorized in writing deposited either at the registered office of the Company at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, at which the proxy is to be used or with the Chairman of the Meeting on the day of the Meeting, or adjournment thereof, and upon either of such deposits, the proxy is revoked. If you revoke your proxy and do not replace it with another that is deposited with the Company before the deadline, then you can still vote your Affected Securities, but to do so, you must attend the Meeting in person.

Q.	In addition to the approval of the Klondex Securityholders, are there any other approvals required for the Arrangement?

A:	Yes. The Arrangement requires the approval of the Court and also is subject to the receipt of certain regulatory approvals.

See “Part 7 – The Arrangement – Court Approval of the Arrangement” and “Part 12– Regulatory Matters” of this Circular.

Q:	Does Hecla need to obtain approval from its shareholders?

A:	Hecla is not required to obtain shareholder approval for the Arrangement.

Q:	Do any Klondex Directors or executive officers of Klondex have any interests in the Arrangement that are different from, or in addition to, those of the Klondex Securityholders?

A:

In considering the unanimous recommendation of the Klondex Board to vote in favour of the matters discussed in this Circular, Klondex Securityholders should be aware that certain of the Klondex Directors and executive officers of Klondex have interests in the Arrangement that are different from, or in addition to, the interests of Klondex Shareholders generally.

See “Part 7 – The Arrangement – Interests of Certain Persons in the Arrangement”, “Part 7 – The Arrangement – MI 61-101 Protection of Minority Security Holders in Special Transactions”, “Part 11 – Securities Law Matters” and “Part 12 – Regulatory Matters” of this Circular.

Q:	Will the Klondex Shares continue to be listed on the TSX and the NYSE American after the Arrangement?

A:	No. The Klondex Shares will be de-listed from the TSX and the NYSE American when the Arrangement is completed.

Q:	Should I send in my Election Document(s) now?

A:

Yes. It is recommended that: (a) all Registered Klondex Shareholders complete, sign and return the Letter of Transmittal and Election Form (printed on white paper), together with accompanying Klondex Share certificate(s) or DRS Statement, to the Depositary as soon as possible; and (b) all registered holders of Klondex Options and Klondex RSUs complete, sign and return the Option/RSU Election Form (printed on grey paper) to the Depositary as soon as possible. To make a valid election as to the form of Hecla Consideration you wish to receive, you must sign and return the applicable Election Document(s) to the Depositary prior to the [●], 2018 Election Deadline. If you fail to make a specific election by the Election Deadline, or the Depositary determines that your election was not properly made with respect to any Klondex Shares, Klondex Options or Klondex RSUs, as applicable, then you will be deemed to have elected to receive the Combination Consideration in respect of such securities.

Non-Registered Klondex Securityholders whose Klondex Shares, Klondex Options and Klondex RSUs, as applicable, are registered in the name of a broker, investment dealer, bank, trust company, trustee or other nominee should contact that nominee for assistance in depositing such securities and should follow the instructions of such nominee in order to make their election and deposit such securities.

See “Part 16 – Procedure for Receipt of Arrangement Consideration” of this Circular.

Q:	When can I expect to receive the Arrangement Consideration for my Affected Securities?

A:

If you are a holder of Klondex Shares, then, provided that a duly completed Letter of Transmittal and Election Form, along with the applicable Klondex Share certificate(s) or DRS Statement for such Klondex Shares and all other required documents, have been received by the Depositary, you should receive the Arrangement Consideration due to you under the Arrangement promptly after the Arrangement becomes effective.

If you are a holder of In-the-Money Klondex Options or Klondex RSUs, you should receive the Arrangement Consideration due to you under the Arrangement promptly after the Arrangement becomes effective.

See “Part 16 – Procedure for Receipt of Arrangement Consideration” of this Circular.

Q:	What assets will Havilah hold?

A:

Upon completion of the Arrangement, Havilah will hold all of the legal and beneficial right, title and interest in Klondex’s Canadian assets, including True North and the Bison Manitoba properties, as well as additional Manitoba and Ontario mineral interests.

Q:	Who will be on the management team and board of directors of Havilah?

A:

The following individuals are anticipated to be on the management team of Havilah: (a) John Antwi, Interim President and Chief Executive Officer; and (b) Blair Schultz, Interim Chief Financial Officer.

The following individuals are anticipated to be on the board of directors of Havilah: Messrs. Blair Schultz (Chairman), John Antwi, Brian Morris, James Haggarty, Michael Hoffman and Paul Huet.

Q:	Will Havilah Shares be publicly listed?

A:

It is a condition to the completion of the Arrangement that one of the TSX, the TSXV or the Canadian Securities Exchange conditionally approve the listing of the Havilah Shares to be distributed under the Arrangement. Havilah has applied to have the Havilah Shares listed on the TSXV. Listing is subject to the approval of the TSXV in accordance with its original listing requirements. The TSXV has not conditionally approved the listing of the Havilah Shares on the TSXV and there is no assurance that the TSXV will approve the listing application. There is no present intention to list Havilah Shares for trading on any national securities exchange in the United States.

Q:	How will I know when the Arrangement will be implemented?

A:

The Effective Date will only occur following satisfaction or waiver of all of the conditions to the completion of the Arrangement. If the Arrangement Resolution is approved at the Meeting, and all other required approvals are obtained and conditions satisfied or waived, then the Effective Date is expected to occur in the second quarter of 2018, but no later than July 16, 2018, unless otherwise agreed to between Klondex and Hecla. On the Effective Date, upon completion of the Arrangement, Klondex and Hecla will publicly announce that the Arrangement has been implemented.

Q:	Are there risks I should consider in deciding whether to vote for the Arrangement Resolution?

A:

Yes. Klondex Securityholders should carefully consider the risk factors relating to the Arrangement. Some of these risks include, but are not limited to the following: (a) Hecla and Klondex may not integrate successfully; (b) uncertainty surrounding the Arrangement could adversely affect Klondex’s retention of customers and suppliers and could negatively impact Klondex’s future business and operations; (c) the pro forma condensed combined financial statements are presented for illustrative purposes only and may not be an indication of the Combined Company’s financial condition or results of operations following the Arrangement; (d) directors and executive officers of Klondex may have interests in the Arrangement that are different from those of Klondex Securityholders generally; (e) the issuance of a significant number of Hecla Shares, or securities convertible into Hecla Shares, could adversely affect the market price of the Hecla Shares; (f) the Arrangement Agreement may be terminated in certain circumstances, including in the event of a change having a Klondex Material Adverse Effect; (g) there can be no certainty that all conditions precedent to the Arrangement will be satisfied; (h) the exchange ratio is fixed and will not be adjusted to reflect any change in the market value of the Hecla Shares or Klondex Shares prior to the closing of the Arrangement; (i) Klondex will incur costs even if the Arrangement is not completed and may have to pay the Klondex Termination Fee to Hecla in certain circumstances; (j) if the Arrangement is not approved by the Klondex Securityholders, or the Arrangement is otherwise not completed, then the market price for Klondex Shares may decline; (k) if the Arrangement Resolution is not approved by the Klondex Securityholders, Klondex will continue as a standalone entity and will need to consider and secure financing alternatives; (l) owning Hecla Shares will expose Klondex Shareholders to different risks; (m) the value of the Havilah Shares may fluctuate; and (n) the TSXV may not approve Havilah’s listing application. The foregoing list is not exhaustive. Please carefully read all of the risks disclosed elsewhere in this Circular as well as risks disclosed in Klondex’s and Hecla’s publicly disclosed documents available on SEDAR and EDGAR.

See “Part 15 – Risks Factors Relating to the Arrangement” of this Circular.

Q:	What are the Canadian income tax consequences of the Arrangement?

A:

For a summary of certain Canadian income tax consequences of the Arrangement applicable to a Klondex Shareholder, see “Part 17 – Certain Canadian Federal Income Tax Considerations”. Such summary is not intended to be legal or tax advice to any particular Klondex Shareholder. Klondex Shareholders should consult their own tax advisors with respect to their particular circumstances. In addition, holders of Other Affected Securities should consult their own tax advisors with respect to their particular circumstances.

Q:	What are the U.S. federal income tax consequences of the Arrangement?

A:

For a summary of certain material U.S. federal income tax consequences of the Arrangement applicable to a U.S. Holder (as defined herein) and a non-U.S. Holder (as defined herein), see “Part 18 – Certain United States Federal Income Tax Considerations”. Such summary is not intended to be legal or tax advice to any particular Klondex Securityholders. Klondex Securityholders should consult their own tax advisors with respect to their particular circumstances.

Q:	Am I entitled to Dissent Rights?

A:

The Interim Order and Plan of Arrangement provides Registered Klondex Shareholders with Dissent Rights in connection with the Arrangement. Registered Klondex Shareholders considering exercising Dissent Rights should seek the advice of their own legal counsel and tax and investment advisors and should carefully review the description of such rights set forth in this Circular, the Interim Order and the Plan of Arrangement, and must comply with the dissent procedures in Division 2 of Part 8 of the BCBCA, as modified and supplemented by the Interim Order, the Plan of Arrangement and the Final Order. The right to dissent is described in this Circular, and the texts of each of the Plan of Arrangement, the Interim Order and Division 2 of Part 8 of the BCBCA is set forth in Appendix “E”, Appendix “F” and Appendix “H”, respectively, to this Circular.

See “Part 14 – Dissenting Shareholders’ Rights” in this Circular.

KLONDEX MINES LTD.

MANAGEMENT INFORMATION CIRCULAR

This management information circular (this “Circular”) and accompanying forms of proxy are furnished in connection with the solicitation of proxies by the management of Klondex Mines Ltd. (the “Company” or “Klondex”) for use at the annual and special meeting (the “Meeting”) of Klondex Securityholders to be held at the Toronto Region Board of Trade, Lennox Hall East, 4th Floor, 77 Adelaide St. West, Toronto, Ontario on [•], 2018 at [8:00 a.m. (Eastern Daylight Time)], and at any adjournment or postponement thereof, for the purposes set forth in the accompanying notice of annual and special meeting (the “Notice of Meeting”). All summaries of, and references to, the Arrangement Agreement, the Plan of Arrangement, the Arrangement Resolution, the Maxit Capital Fairness Opinion and the GMP Securities Fairness Opinion in this Circular are qualified in their entirety by reference to the complete text of those documents, each of which is either included as an appendix to this Circular or filed under the Company’s issuer profile on the System for Electronic Document Analysis and Retrieval (“SEDAR”) at www.sedar.com and Electronic Data Gathering, Analysis, and Retrieval system (“EDGAR”) at www.sec.gov/edgar. Klondex Securityholders are urged to carefully read the full text of these documents.

PART 1. GENERAL MATTERS

Defined Terms

In this Circular, unless otherwise indicated or the context otherwise requires, terms defined in Appendix “A” – Glossary of Terms shall have the meanings attributed thereto. Words importing the singular include the plural and vice versa and words importing gender include all genders.

Information Contained in this Circular

The information contained in this Circular, unless otherwise indicated, is given as of [•], 2018.

No person has been authorized by the Company to give any information (including any representations) in connection with the matters to be considered at the Meeting other than the information contained in this Circular. This Circular does not constitute an offer to buy, or a solicitation of an offer to acquire, any securities, or a solicitation of a proxy, by any person in any jurisdiction in which such an offer or solicitation is not authorized or is unlawful. Information contained in this Circular should not be construed as legal, tax or financial advice, and Klondex Securityholders should consult their own professional advisors concerning the consequences of the Arrangement in their own circumstances.

This Circular and the transactions contemplated by the Arrangement Agreement and the Plan of Arrangement have not been approved or disapproved by any securities regulatory authority nor has any securities regulatory authority passed upon the fairness or merits of such transactions or upon the accuracy or adequacy of the information contained in this Circular. Any representation to the contrary is unlawful.

Information Contained in this Circular Regarding Hecla

Certain information included or incorporated by reference in this Circular pertaining to Hecla Mining Company (“Hecla”), including, but not limited to, Hecla’s Annual Report on Form 10-K filed with the SEC on February 15, 2018, Hecla’s Quarterly Report on Form 10-Q filed with the SEC on May 10, 2018, Hecla’s definitive proxy statement filed with the SEC on April 9, 2018, and the information pertaining to Hecla set forth in Appendix “K” of this Circular, is derived from Hecla’s public filings with the SEC or has been furnished by Hecla. With respect to this information, the Company has relied exclusively upon Hecla, without independent verification by the Company. Although the Company does not have any knowledge that would indicate that such information is untrue or incomplete, neither the Company nor any of its directors or officers assumes any responsibility for the accuracy or completeness of such information, or for the failure by Hecla to disclose events or information that may affect the completeness or accuracy of such information.

For further information regarding Hecla, please refer to Hecla’s filings with the securities regulatory authorities which may be obtained under Hecla’s issuer profile on SEDAR at www.sedar.com and EDGAR at www.sec.gov/edgar. See also Appendix “K” of this Circular.

Financial Information

Unless otherwise indicated, all historical financial statements included or incorporated by reference in this Circular relating to Klondex, Hecla and the Combined Company are reported in United States dollars and prepared in accordance with U.S. GAAP. Certain historical financial statements included or incorporated by reference in this Circular relating to Havilah are reported in: (a) Canadian dollars and prepared in accordance with IFRS; or (b) United States dollars and prepared in accordance with U.S. GAAP.

Currency

All references to “$”, “US$” or “dollars” set forth in this Circular are to United States dollars, and all references to “C$” set forth in this Circular are to Canadian dollars.

PART 2. NOTICE TO SECURITYHOLDERS IN THE UNITED STATES

THE ARRANGEMENT AND THE SECURITIES TO BE ISSUED IN CONNECTION WITH THE ARRANGEMENT HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR THE SECURITIES REGULATORY AUTHORITIES OF ANY STATE OF THE UNITED STATES, NOR HAS THE SEC OR THE SECURITIES REGULATORY AUTHORITIES OF ANY STATE OF THE UNITED STATES PASSED UPON THE FAIRNESS OR MERITS OF THE ARRANGEMENT OR UPON THE ADEQUACY OR ACCURACY OF THIS CIRCULAR. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENCE.

The Hecla Shares and the Havilah Shares to be issued to Klondex Securityholders in connection with the Arrangement have not been and will not be registered under the U.S. Securities Act or the securities laws of any state of the United States, and such securities are being issued in reliance upon the exemption from the registration requirements of the U.S. Securities Act provided by Section 3(a)(10) thereof on the basis of the approval of the Court, which will consider, among other things, the fairness of the Arrangement to Klondex Securityholders as further described in “Part 11 – Securities Law Matters – United States Securities Law Matters” of this Circular, and in reliance on exemptions from or qualifications under the registration requirements under any applicable securities laws of any state of the United States. Section 3(a)(10) of the U.S. Securities Act provides an exemption from the registration requirements of the U.S. Securities Act for securities issued in exchange for one or more bona fide outstanding securities, or partly in such exchange and partly for cash, where the terms and conditions of the issuance and exchange of such securities have been approved by a court authorized to grant such approval after a hearing upon the fairness of the terms and conditions of the issuance and exchange at which all persons to whom the securities will be issued have the right to appear and have received adequate notice thereof.

The U.S. Securities Act imposes restrictions on the resale of Hecla Shares received pursuant to the Arrangement by persons who will be “affiliates” of Hecla after the Effective Time or who have been “affiliates” of Hecla within the 90 days preceding the Effective Time. The U.S. Securities Act also imposes restrictions on the resale of Havilah Shares received pursuant to the Arrangement by persons who will be “affiliates” of Havilah after the Effective Time or who have been “affiliates” of Havilah within the 90 days preceding the Effective Time.

As used in this Circular, as it relates to Klondex and Havilah only, the terms “mineral reserve”, “proven mineral reserve” and “probable mineral reserve” are Canadian mining terms as defined in accordance with NI 43-101 and the Canadian Institute of Mining, Metallurgy and Petroleum (CIM)-CIM Definition Standards on Mineral Resources and Mineral Reserves, adopted by the CIM Council, as amended.

These definitions differ from the definitions in SEC Industry Guide 7. However, despite the differences in the definition between NI 43-101 and SEC Industry Guide 7, the proven and probable mineral reserves reported herein for Fire Creek Mine, Midas Mine, Hollister Mine and True North are equivalent to those that would have been reported had they been prepared under SEC Industry Guide 7 standards.

The terms “mineral resource”, “measured mineral resource”, “indicated mineral resource” and “inferred mineral resource” are defined in, and required to be disclosed by NI 43-101; however, these terms are not defined terms under SEC Industry Guide 7 and are normally not permitted to be used in reports and registration statements filed with the SEC. Investors are cautioned not to assume that all or any part of a mineral deposit in these categories will ever be converted into mineral reserves. “Inferred mineral resources” have a lower level of confidence than an “indicated mineral resource” and may not be converted to a mineral “reserve”. The quantity and grade of reported “Inferred Mineral Resources” in this estimation are uncertain in nature and there has been insufficient exploration to define these “Inferred Mineral Resources” as an “Indicated or Measured” Mineral Resource and it is uncertain if further exploration will result in upgrading them to an “Indicated or Measured” Mineral Resource category. Under Canadian rules, estimates of inferred mineral resources may not form the basis of feasibility or pre-feasibility studies, except in rare cases.

Disclosure of “contained ounces” in a mineral resource is permitted disclosure under Canadian regulations; however, the SEC normally only permits issuers to report in place tonnage and grade without reference to unit measures for mineralization that does not constitute “reserves” by SEC standards. Accordingly, information contained in this Circular contains descriptions of the Company’s mineral deposits that may not be comparable to similar information made public by U.S. companies subject to the reporting and disclosure requirements under the United States federal securities laws and the rules and regulations thereunder.

The term “mineralized material” as used in this Circular, although permissible under SEC Industry Guide 7, does not indicate “reserves” by SEC Industry Guide 7 standards. The Company cannot be certain that any part of the mineralized material will ever be confirmed or converted into SEC Industry Guide 7 compliant “reserves”. Investors are cautioned not to assume that all or any part of the mineralized material will ever be confirmed or converted into mineral reserves or that mineralized material can be economically or legally extracted.

Financial statements included or incorporated by reference in this Circular relating to Klondex, Hecla and the Combined Company are reported in United States dollars and prepared in accordance with U.S. GAAP. Financial statements included or incorporated by reference in this Circular relating to Havilah are reported in: (a) Canadian dollars and prepared in accordance with IFRS; and (b) United States dollars and prepared in accordance with U.S. GAAP.

Klondex Securityholders should be aware that the Arrangement described in this Circular may have tax consequences in both the United States and Canada. Klondex Shareholders who are resident in, or citizens of, the United States are advised to review the summaries contained in this Circular under the headings “Part 17 – Certain Canadian Federal Income Tax Considerations” and “Part 18 – Certain United States Federal Income Tax Considerations” and to consult their own tax advisors to determine the particular Canadian and United States tax consequences to them of the Arrangement in light of their particular situation, as well as any tax consequences that may arise under the laws of any other relevant foreign, state, local, or other taxing jurisdiction.

The enforcement by Klondex Securityholders of civil liabilities under U.S. Securities Laws may be affected adversely by the fact that Klondex is incorporated or organized outside the United States, that some of the Company’s respective directors and officers and the experts named in this Circular are not residents of the United

States and that a portion of the Company’s assets and all or a substantial portion of the assets of said persons may be located outside the United States. As a result, Klondex Securityholders in the United States may be unable to effect service of process within the United States upon certain officers and directors or the experts named herein, or to realize against them upon judgments of courts of the United States predicated upon civil liabilities under the federal securities laws of the United States or any applicable securities laws of any state of the United States. In addition, Klondex Securityholders in the United States should not assume that the courts of Canada: (a) would enforce judgments of United States courts obtained in actions against such persons predicated upon civil liabilities under the federal securities laws of the United States or any applicable securities laws of any state of the United States; or (b) would enforce, in original actions, liabilities against such persons predicated upon civil liabilities under the federal securities laws of the United States or any applicable securities laws of any state of the United States.

PART 3. CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

This Circular and the documents incorporated into this Circular by reference contain “forward-looking statements” and “forward-looking information” within the meaning of applicable U.S. and Canadian securities legislation (forward-looking statements and forward-looking information being collectively referred to as “forward-looking information”) that are based on expectations, estimates and projections as at the date of this Circular or the dates of the documents incorporated by reference, and as applicable, are intended to be covered by the safe harbors provided by such legislation. Forward-looking information may include, without limitation, statements and information concerning: the Arrangement; the anticipated timing for completion of the Arrangement; the anticipated benefits of the Arrangement; the likelihood of the Arrangement being completed; the principal steps of the Arrangement; statements made in, and based upon, the Maxit Capital Fairness Opinion and the GMP Securities Fairness Opinion; statements relating to the business and future activities of the Company and Hecla after the date of this Circular and prior to the Effective Time; statements relating to the business and future activities of Hecla and Havilah after the Effective Time; Klondex Securityholder and Court approval of the Arrangement; regulatory approval of the Arrangement; and other statements that are not historical facts.

Any statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, identified by words or phrases such as “expects” or “does not expect”, “is expected”, “anticipates” or “does not anticipate”, “believes”, “budget”, “scheduled”, “forecasts” “plans”, “projects”, “estimates”, “assumes”, “intends”, “strategy”, “goals”, “objectives”, “potential”, “possible” or variations thereof or stating that certain actions, events, conditions or results “may”, “could”, “would”, “should”, “might” or “will” be taken, occur or be achieved, or the negative of any of these terms and similar expressions) are not statements of historical fact and may be forward-looking information and are intended to identify forward-looking information.

Forward-looking information is based on the beliefs, expectations and opinions of the management of Klondex and Hecla, as well as on assumptions and other factors, which management of Klondex and Hecla believes to be reasonable based on information available at the time such information was given. Such assumptions include, among other things, the satisfaction of the terms and conditions of the Arrangement, including the approval of the Arrangement and its fairness by the Court, and the receipt of the required governmental and regulatory approvals and consents.

By its nature, forward-looking information is based on assumptions and involves known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Klondex and Hecla to be materially different from any future results, performance or achievements expressed or implied by the forward-looking information, including, without limitation: the Arrangement Agreement may be terminated in certain circumstances; general economic conditions; industry conditions; volatility of commodity prices; currency fluctuations; environmental risks; competition from other industry participants; and stock market volatility. This list is not exhaustive of the factors that may affect any of the forward-looking information of Klondex and Hecla.

Forward-looking information is information about the future and is inherently uncertain. There can be no assurance that the forward-looking information will prove to be accurate. Actual results could differ materially from those reflected in the forward-looking information as a result of, among other things, the matters set out or incorporated by reference in this Circular generally and economic and business factors, some of which may be beyond the control of Klondex and Hecla. Some of the more important risks and uncertainties that could affect forward-looking information are described further under the heading “Part 15 – Risk Factors Relating to the Arrangement”. Additional risks are discussed in filings by Klondex and Hecla with the SEC and with Canadian regulatory authorities on EDGAR and SEDAR, respectively, including under the heading “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 filed with the SEC on March 14, 2018, as amended by Amendment No. 1 on Form 10-K/A filed with the SEC on April 30, 2018 (as amended, the “2017 Annual Report on Form 10-K”), and under the heading “Item 1A. Risk Factors” in Hecla’s Annual Report on Form 10-K for the year ended December 31, 2017 and under the heading “Part II – Item IA. Risk Factors” in Hecla’s Quarterly Report on Form 10-Q for the three months ended March 31, 2018, each of which is incorporated herein by reference. Klondex and Hecla expressly disclaim any intention or obligation to update or revise any information contained in this Circular (including forward-looking information) except as required by applicable laws, and Klondex Securityholders should not assume that any lack of update to information contained in this Circular means that there has been no change in that information since the date of this Circular and should not place undue reliance on forward-looking information.

PART 4. SUMMARY

The following is a summary of the principal features of the Arrangement and certain other matters and should be read together with the more detailed information contained elsewhere, or incorporated by reference, in this Circular, including the appendices hereto. Capitalized terms have the meanings ascribed to such terms in the “Glossary of Terms” included in Appendix “A” of this Circular. This summary is qualified in its entirety by the more detailed information appearing or referred to elsewhere herein.

The Meeting and Record Date

The Meeting will be held at the Toronto Region Board of Trade, Lennox Hall East, 4th Floor, 77 Adelaide St. West, Toronto, Ontario on [●], 2018 at [8:00 a.m. (Eastern Daylight Time)].

The Klondex Board has fixed the close of business on May 15, 2018 as the Record Date for the determination of the Klondex Securityholders entitled to receive notice of, and vote at, the Meeting. Only Klondex Securityholders whose names have been entered in the applicable register of the Company as of the close of business on the Record Date will be entitled to receive notice of, and to vote at, the Meeting. Holders of Other Affected Securities will only be entitled to vote such securities with respect to the Arrangement Resolution and the Adjournment Resolution, in the manner and to the extent provided for in the Interim Order, and not on any other matter to be considered at the Meeting.

Purpose of the Meeting

In addition to the consideration of the annual meeting matters by Klondex Shareholders, as set out under the heading “Part 25 – Annual Matters” of this Circular, the purpose of the Meeting is for Klondex Securityholders to consider and vote upon the Arrangement Resolution.

To be effective, the Arrangement Resolution must be approved by: (a) at least two-thirds (66 2⁄3%) of the votes cast at the Meeting by Klondex Shareholders, present in person or represented by proxy and entitled to vote at the Meeting; and (b) at least two-thirds (66 2⁄3%) of the votes cast at the Meeting by Klondex Securityholders voting together as a single class, present in person or represented by proxy and entitled to vote at the Meeting.

To be effective, each of: (i) the Havilah Option Plan Resolution; and (ii) the proposal concerning “Say on Pay”, must be approved by at least a simple majority of the votes cast at the Meeting by Klondex Shareholders, present in person or represented by proxy and entitled to vote at the Meeting.

To be effective, the Adjournment Resolution must be approved by at least a simple majority of the votes cast at the Meeting by Klondex Securityholders voting together as a single class, present in person or represented by proxy and entitled to vote at the Meeting.

See “Part 7 – The Arrangement – Approval of Arrangement Resolution” and “Part 5 – General Proxy Information – Voting Standards” of this Circular.

Background to the Arrangement

The provisions of the Arrangement Agreement are the result of arm’s length negotiations between representatives of Klondex and Hecla and their respective financial advisors and legal counsel. A summary of the material events leading up to the negotiation of the Arrangement Agreement and the material meetings, negotiations and discussions between the Company and Hecla that preceded the execution and public announcement of the

Arrangement Agreement is set out under the heading “Part 7 – The Arrangement – Background to the Arrangement” of this Circular.

Fairness Opinions

GMP Securities and INFOR Financial were engaged to act as financial co-advisors to the Company in connection with the Arrangement, while Maxit Capital was retained to advise the Independent Committee. GMP Securities and Maxit Capital provided oral fairness opinions to the Klondex Board and the Independent Committee, respectively, on March 16, 2018. Each of the Fairness Opinions states that, as of the date of such Fairness Opinion, and subject to the assumptions, limitations and qualifications set out therein, the Arrangement Consideration to be received by Klondex Shareholders pursuant to the Arrangement, is fair, from a financial point of view, to the Klondex Shareholders. The full text of each of the Fairness Opinions, which set forth, among other things, the respective assumptions made, matters considered and limitations on the review undertaken in connection with the respective Fairness Opinion, is attached as Appendix “C” and Appendix “D” of this Circular. Klondex Shareholders are urged to, and should, read the Fairness Opinions in their entirety. This summary is qualified in its entirety by reference to the full texts of the Fairness Opinions. See “Part 7 – The Arrangement – Fairness Opinions”, “Part 9 – Opinion of Maxit Capital” and “Part 10 – Opinion of GMP Securities” of this Circular.

Subject to the terms of their respective engagements, each of GMP Securities and Maxit Capital has consented to the inclusion in this Circular of its respective Fairness Opinion in its entirety, together with the summary herein and other information relating to GMP Securities and Maxit Capital, respectively. The Fairness Opinions were provided to the Klondex Board and Independent Committee, as applicable, for their exclusive use only in considering the Arrangement and may not be relied upon by any other person or for any other purpose or published or disclosed to any other person, relied upon by any other person or used for any other purpose without the express written consent of GMP Securities or Maxit Capital, as applicable. The Fairness Opinions address only the fairness, from a financial point of view, of the Arrangement Consideration to be received by the Klondex Shareholders pursuant to the Arrangement, and are not, and should not be construed as, valuations of Klondex, Hecla or Havilah (or any of their respective affiliates) or their respective assets, liabilities or securities or as a recommendation to any Klondex Securityholder as to how to vote with respect to the Arrangement Resolution or any other matter at the Meeting.

Recommendation of the Klondex Board

The Klondex Board, after careful consideration and having consulted with its financial co-advisors and legal counsel and having taken into account the Fairness Opinions and such other matters as it considered necessary and relevant, including the factors set out below under the heading “Part 7 – The Arrangement – Reasons for the Arrangement” and the unanimous recommendation of the Independent Committee, has unanimously determined that the Arrangement is in the best interests of Klondex and is fair to the Klondex Securityholders. Accordingly, the Klondex Board unanimously recommends that Klondex Securityholders vote FOR the Arrangement Resolution.

All of the Klondex Directors and officers of Klondex have entered into either Klondex Voting Agreements or Klondex Support Agreements with Hecla. Under the Klondex Voting Agreements, each of the following Klondex Directors and officers of Klondex has agreed to, among other things, support the Arrangement and to vote his Klondex Shares and Other Affected Securities (including any Klondex Shares issued upon the exercise or exchange of any Other Affected Securities) in favour of the Arrangement Resolution: William Matlack, Blair Schultz, Paul Huet, Richard Hall, Barry Dahl, James Haggarty and Rodney Cooper. Under the Klondex Support Agreements, each of the following Klondex Directors and officers of Klondex has agreed to, among other things, cooperate with Klondex and Hecla to successfully complete the Arrangement: Brian Morris, Charles Oliver, John Antwi, Mark Daniel and Michael Doolin.

See “Part 7 – The Arrangement – Recommendation of the Klondex Board”, “Part 7 – The Arrangement – Reasons for the Arrangement” and “Part 7 – The Arrangement – Voting and Support Agreements” of this Circular.

Reasons for the Arrangement

The Independent Committee and the Klondex Board reviewed and considered a significant amount of information and considered a number of factors relating to the Arrangement, with the benefit of advice from Klondex Management, and the respective financial advisors and legal advisors of the Independent Committee and the Klondex Board. The following is a summary of the principal reasons for the unanimous recommendation of the Independent Committee and the Klondex Board that Klondex Securityholders vote FOR the Arrangement Resolution. For the purposes of the following, references to Klondex Shareholders include holders of In-the-Money Klondex Options and Klondex RSUs who receive Klondex Shares pursuant to the Arrangement:

•

Significant Premium. The Hecla Consideration represents a value of US$2.47 per Klondex Share, which represents a premium of approximately 59% based on the 30-day VWAP of the Klondex Shares on the NYSE American on March 16, 2018, the last trading day prior to the announcement of the Arrangement, and a premium of approximately 72% based on the closing price of Klondex Shares on the NYSE American on March 16, 2018. In addition to the Hecla Consideration, Klondex Shareholders will also receive 0.125 of a Havilah Share for each Klondex Share held.

•

Meaningful Ownership in a Stronger Combined Company that Can Better Maximize the Value of Klondex Assets. The Arrangement will provide Klondex Shareholders who receive Hecla Shares in connection with the Arrangement with exposure to a diversified precious metals producer with operating mines in Québec, Alaska, Idaho, Mexico and Nevada that has a proven track record of successfully acquiring and optimizing underground assets, has a broader asset and commodity base delivering cash flow diversification and risk mitigation and superior financial strength and flexibility, with a lower cost of capital, to support development and exploration programs at the Fire Creek Mine, Hollister Mine and Midas Mine. It is expected that upon completion of the Arrangement, existing stockholders of Hecla and former Klondex Shareholders will own approximately 83.8% and 16.2%, respectively, of the outstanding Hecla Shares.

•

Alternatives Considered. The Independent Committee and the Klondex Board considered the financing options and other potential alternatives and strategies available to Klondex if it did not enter into the Arrangement Agreement and continued with a stand-alone plan, the financial condition of Klondex, the fact that none of the potential investors that had been contacted appeared to be interested in making a strategic investment in Klondex in the near-term, that discussions with these counterparties were not progressing quickly and that none of these entities had expressed an interest in acquiring all of Klondex, and determined that entering into the Arrangement Agreement was the best alternative for Klondex Securityholders and in the best interest of Klondex.

•

Enhanced Liquidity. The Hecla Shares receivable under the Arrangement will provide Klondex Shareholders with enhanced liquidity compared to Klondex Shares. The Hecla Shares are listed on the NYSE, and Hecla has significantly greater balance sheet strength, market capitalization and trading liquidity than Klondex. As at March 16, 2018, Hecla’s market capitalization was US$1.5 billion and Klondex’s was US$259 million, while Hecla’s average daily trading value during 2017 was US$29.1 million on the NYSE, whereas Klondex’s was US$10.3 million on the NYSE American.

•

Ownership of Havilah Shares. Klondex’s Canadian assets, including True North, the Bison Manitoba properties as well as additional Ontario and Manitoba mineral interests, will be transferred to Havilah and Klondex Shareholders will receive Havilah Shares pursuant to the Arrangement. In addition, Hecla will subscribe for US$7,000,000 of Havilah Shares, representing a 13.46% interest in the outstanding common shares of Havilah, providing important capital for Havilah. The Havilah Shares provide Klondex Shareholders with continued exposure to Klondex’s Canadian assets. It is a condition to the completion of the Arrangement that one of the TSX, TSXV or the Canadian Securities Exchange conditionally approve the listing of the Havilah Shares to be distributed under the Arrangement. Havilah has applied to have the Havilah Shares listed on the TSXV. Listing is subject to the approval of the TSXV in accordance with its original listing requirements. The TSXV has not conditionally approved the listing of the Havilah Shares on the TSXV and there is no assurance that the TSXV will approve the listing application. There is no present intention to list Havilah Shares for trading on any national securities exchange in the United States.

•

Fairness Opinions. GMP Securities, financial co-advisor to Klondex, and Maxit Capital, financial advisor to the Independent Committee, have each provided a fairness opinion concluding that as of the date thereof, and subject to and based on the assumptions, limitations and qualifications set out therein, the Arrangement Consideration to be received by Klondex Shareholders pursuant to the Arrangement is fair, from a financial point of view, to the Klondex Shareholders.

•

Acceptance by Klondex Directors and Officers of Klondex. All of the Klondex Directors and officers of Klondex have entered into either Klondex Voting Agreements or Klondex Support Agreements with Hecla. Under the Klondex Voting Agreements, each of the following Klondex Directors and officers of Klondex has agreed to, among other things, support the Arrangement and to vote their Klondex Shares and Other Affected Securities (including any Klondex Shares issued upon the exercise or exchange of any Other Affected Securities) in favour of the Arrangement Resolution: William Matlack, Blair Schultz, Paul Huet, Richard Hall, Barry Dahl, James Haggarty and Rodney Cooper. Under the Klondex Support Agreements, each of the following Klondex Directors and officers of Klondex has agreed to, among other things, cooperate with Klondex and Hecla to successfully complete the Arrangement: Brian Morris, Charles Oliver, John Antwi, Mark Daniel and Michael Doolin.

•

Support by Two Institutional Klondex Shareholders. Pursuant to the Klondex Support Letter Agreements, two of the Company’s institutional shareholders have agreed, among other things, to vote, or cause to be voted, all of the Klondex Shares that such shareholders exercise control over, representing in aggregate approximately 23.60% of the issued and outstanding Klondex Shares as of the Record Date, in favour of the Arrangement Resolution.

•

Ability to Respond to Unsolicited Superior Proposals. Under the terms of the Arrangement Agreement, the Klondex Board is able to respond to any unsolicited bona fide written proposal that, having regard to all of the terms and conditions of such proposal, if consummated in accordance with its terms, may lead to a Superior Proposal.

•

Negotiated Transaction. The Arrangement Agreement is the result of an arm’s length negotiation process and has been unanimously recommended by the Independent Committee, consisting of independent directors.

•

Securityholder Approval. The Arrangement must be approved by: (i) at least two-thirds (66 2⁄3%) of the votes cast at the Meeting by Klondex Shareholders, present in person or represented by proxy and entitled to vote at the Meeting; and (ii) at least two-thirds (66 2⁄3%) of the votes cast at the Meeting by Klondex Securityholders voting together as a single class, present in person or represented by proxy and entitled to vote at the Meeting.

•

Court Approval. The Arrangement must be approved by the Court, which will consider, among other things, the substantive and procedural fairness and reasonableness of the Arrangement to Klondex Securityholders.

•

Dissent Rights. The Interim Order provides that any Registered Klondex Shareholder may, upon strict compliance with certain conditions, exercise Dissent Rights and, if ultimately successful, receive the fair value of their Dissent Shares in accordance with the Plan of Arrangement.

The foregoing summary of the information considered by the Klondex Board is not, and is not intended to be, exhaustive. In view of the wide variety of factors and information considered in connection with their evaluation of the Arrangement, the Klondex Board did not find it practicable to, and therefore did not, quantify or otherwise attempt to assign any relative weight to each specific factor or item of information considered in reaching their conclusions and recommendations.

See “Part 3 – Cautionary Statement Regarding Forward-Looking Information”, “Part 7 – The Arrangement – Reasons for the Arrangement” and “Part 15 – Risk Factors Relating to the Arrangement” of this Circular.

Arrangement Mechanics

Under the Plan of Arrangement, commencing at the Effective Time, the following principal steps shall occur and shall be deemed to occur, without any further act or formality, in the order and with the timing set out below.

(a)

Hecla will subscribe for common shares of Hecla Acquisition Subco in an amount equal to the value of the Maximum Cash Consideration and Maximum Shares Consideration, and the Depositary will hold the Maximum Cash Consideration and Maximum Shares Consideration on behalf of Hecla Acquisition Subco in satisfaction of the subscription price payable by Hecla.

(b)

Each In-the-Money Klondex Option outstanding immediately prior to the Effective Time (whether vested or unvested) will, notwithstanding the terms of the Klondex Option Plans, be deemed to be fully vested and transferred to Klondex (free and clear of all Encumbrances) in exchange for that number of Klondex Shares (rounded down to the nearest whole number) obtained by dividing (i) the In-the-Money Amount of such option, by (ii) the Company Share Value, and upon such exchange the holder shall cease to have any rights as a holder in respect of such In-the-Money Klondex Option (other than the right to participate in the remainder of the Arrangement as a holder of the Klondex Shares received in exchange for such In-the-Money Klondex Option).

(c)

Each Out-of-the-Money Klondex Option outstanding immediately prior to the Effective Time (whether vested or unvested) will, notwithstanding the terms of the Klondex Option Plans, be cancelled without any payment therefor, and the holder shall cease to have any rights in respect of such Out-of-the-Money Klondex Option.

(d)

Each Klondex RSU outstanding immediately prior to the Effective Time (whether vested or unvested) will, notwithstanding the terms of the Klondex Option Plans, be deemed to be fully vested and transferred to Klondex (free and clear of all Encumbrances) in exchange for one Klondex Share, and upon such exchange the holder shall cease to have any rights as a holder in respect of such Klondex RSU (other than the right to participate in the remainder of the Arrangement as a holder of the Klondex Shares received in exchange for such Klondex RSU).

(e)

Each Performance RSU outstanding immediately prior to the Effective Time (whether vested or unvested) will, notwithstanding the terms of the Klondex 2016 Stock Option Plan, be deemed to be fully vested and transferred to Klondex (free and clear of all Encumbrances) in exchange for a cash payment in an amount determined by Hecla to be properly due to such holder based on the terms of such Performance RSU, and upon such exchange the holder shall cease to have any rights in respect of such Performance RSU.

(f)	The Klondex Option Plans will be cancelled.

(g)

Each Klondex Share held by a Dissenting Shareholder will be deemed to be surrendered to Klondex (free and clear of all Encumbrances) and cancelled, and such Dissenting Shareholder will cease to have any rights as a holder of Klondex Shares other than a claim to be paid the fair value of such Klondex Share by Klondex in accordance with Article 4 of the Plan of Arrangement.

(h)

Klondex will transfer all of its legal and beneficial right, title and interest in the Havilah Property to Havilah in exchange for that number of Havilah Shares equal to the number of Klondex Shares issued and outstanding immediately following the preceding steps of the Arrangement (including the Klondex Shares issued to former holders of In-the-Money Klondex Options and Klondex RSUs, but excluding any Klondex Shares in respect of which Dissenting Shareholders have exercised Dissent Rights), all in accordance with the terms of the Havilah Contribution Agreement.

(i)	In the course of a reorganization of Klondex’s authorized and issued share capital:

(i)

the notice of articles and articles of Klondex will be amended to create a new class of shares, to be designated (the “Class A Shares”), having the rights and restrictions set out in Schedule “A” to the Plan of Arrangement; and

(ii)

each Klondex Share issued and outstanding immediately following the preceding steps of the Arrangement will be exchanged with Klondex (free and clear of any Encumbrances) for one Class A Share and one Havilah Share, and upon such exchange each exchanged Klondex Share will be cancelled.

(j)	The Initial Havilah Share held by Klondex will be cancelled without any payment thereon.

(k)

All of the issued and outstanding Havilah Shares held by a holder of Havilah Shares will be consolidated on the basis of one post-consolidation Havilah Share for each eight pre-consolidation Havilah Shares, and any fractional Havilah Shares resulting from such consolidation will be cancelled without payment or compensation therefor.

(l)

Each Class A Share held by a Participating Former Securityholder who: (i) has duly and validly completed and delivered the applicable Election Document(s) electing to receive the Combination Consideration; or (ii) has not completed and delivered the applicable Election Document(s) by the Election Deadline or who has otherwise failed to make a valid election to receive the Cash Consideration or Share Consideration in respect of such Participating Former Securityholder’s Klondex Shares, will be deemed to be transferred to Hecla Acquisition Subco (free and clear of all Encumbrances) in exchange for the Combination Consideration, consisting of US$0.8411 in cash and 0.4136 of a Hecla Share.

(m)

Each Class A Share held by a Participating Former Securityholder who has duly and validly completed and delivered the applicable Election Document(s) electing to receive either (i) the Cash Consideration, or (ii) the Share Consideration in respect of all of such Participating Former Securityholder’s Klondex Shares will be deemed to be transferred to Hecla Acquisition Subco (free and clear of all Encumbrances) in exchange for:

(i)	in the case of a Participating Former Securityholder validly electing to receive the Cash Consideration, the Cash Consideration (subject to proration as described in paragraph (n) below); and

(ii)	in the case of a Participating Former Securityholder validly electing to receive the Share Consideration, the Share Consideration (subject to proration as described in paragraph (o) below).

(n)

In the event that the sum of (A) the aggregate Combination Consideration Cash payable pursuant to paragraph (l) above and (B) the Aggregate Elected Cash, exceeds the Maximum Cash Consideration, each Participating Former Securityholder who validly elects to receive the Cash Consideration in respect of all of such Participating Former Securityholder’s Klondex Shares shall, notwithstanding paragraph (m) above:

(i)

only be entitled to receive the Cash Consideration for that portion of their Class A Shares equal to a fraction, rounded to six decimal places, the numerator of which is the Maximum Cash Consideration minus the aggregate Combination Consideration Cash payable pursuant to paragraph (l) above, and the denominator of which is the Aggregate Elected Cash; and

(ii)

be entitled to receive the Share Consideration for the remaining portion of their Class A Shares (including, for the avoidance of doubt, a corresponding portion of the Share Consideration for any fractional Class A Share included in such remaining portion).

(o)

In the event that the sum of (A) the aggregate Combination Consideration Shares payable pursuant to paragraph (l) above and (B) the Aggregate Elected Shares, exceeds the Maximum Shares Consideration, each Participating Former Securityholder who validly elects to receive the Share Consideration shall, notwithstanding paragraph (m) above:

(i)

only be entitled to receive the Share Consideration for that portion of their Class A Shares equal to a fraction, rounded to six decimal places, the numerator of which is the Maximum Shares Consideration minus the aggregate Combination Consideration Shares payable pursuant to paragraph (l) above, and the denominator of which is the Aggregate Elected Shares; and

(ii)

be entitled to receive the Cash Consideration for the remaining portion of their Class A Shares (including, for the avoidance of doubt, any fractional Class A Share included in such remaining portion).

(p)

The resignations of those persons who are directors of the Company immediately prior to the Effective Time, and the appointment of the New Klondex Directors, shall be deemed to be effective immediately following the transfers of the Class A Shares to Hecla Acquisition Subco pursuant to paragraphs (l) and (m) above.

(q)

Upon the resignation of the those persons who are directors of the Company immediately prior to the Effective Time becoming effective, each Klondex DSU outstanding immediately prior to the Effective Time shall be cancelled in exchange for a cash payment by Klondex to the holder of such Klondex DSU equal to the Company Share Value.

(r)	The Klondex DSU Plan will be terminated.

(s)	The notice of articles of 0985472 will be altered to provide that 0985472 will become an unlimited liability company, and that the name of 0985472 will be “0985472 Unlimited Liability Company”.

(t)	The notice of articles of Klondex will be altered to provide that Klondex will become an unlimited liability company, and that the name of Klondex will be “Klondex Unlimited Liability Company”.

(u)	Klondex and 0985472 will amalgamate under Section 288 of the BCBCA to form Amalco One ULC, which will be named “Klondex Mines Unlimited Liability Company”.

(v)	Hecla Acquisition Subco and Amalco One ULC will amalgamate under Section 288 of the BCBCA to form one unlimited liability company continuing under the name “Klondex Mines Unlimited Liability Company”.

(w)

Havilah will issue Havilah Shares to Hecla equal to 15.5535% of the issued and outstanding Havilah Shares immediately prior to the step in this paragraph (w) in exchange for US$7,000,000, such that Hecla will hold approximately 13.46% of the issued and outstanding Havilah Shares immediately following the completion of the Arrangement.

See Appendix “E” of this Circular for a copy of the Plan of Arrangement.

Spin-off Transaction

Pursuant to the Plan of Arrangement and the Havilah Contribution Agreement, Klondex will transfer all of its legal and beneficial right, title and interest in and to the Havilah Property to Havilah in consideration for the issuance by Havilah to Klondex of the Distribution Havilah Shares. The Distribution Havilah Shares will then be distributed to holders of Klondex Shares as part of a reorganization of the capital of Klondex, following which the Havilah Shares will be consolidated on the basis of one post-consolidation Havilah Share for each eight pre-consolidation Havilah Shares. Hecla will then subscribe for Havilah Shares in exchange for cash consideration of US$7,000,000, so that immediately following the completion of the Arrangement, Hecla will hold approximately 13.46% of the issued and outstanding Havilah Shares, while former holders of Klondex Shares (including any Klondex Shares issued to holders of In-the-Money Klondex Options and Klondex RSUs pursuant to the Arrangement) will hold approximately 86.54% of the issued and outstanding Havilah Shares.

See “Part 7 – The Arrangement – Spin-off Transaction” of this Circular.

Voting and Support Agreements

Effective March 16, 2018, Hecla entered into Klondex Support Agreements or Klondex Voting Agreements, as applicable, with each of the Klondex Directors and officers of Klondex, as well as Klondex Support Letter Agreements with two institutional Klondex Shareholders. The Klondex Voting Agreements and Klondex Support Letter Agreements set forth, among other things, the agreement of certain of the Klondex Locked-up Securityholders to vote their Klondex Shares and Other Affected Securities in favour of the Arrangement Resolution.

As of the Record Date, 46,416,374 of the outstanding 185,152,053 Affected Securities were subject to either a Klondex Voting Agreement or a Klondex Support Letter Agreement, representing approximately 25.07% of the votes which may be cast by Klondex Securityholders at the Meeting.

See “Part 7 – The Arrangement – Support Agreements” of this Circular.

Information Concerning the Company

Klondex is a reporting issuer in each of the provinces of Canada, except Québec. Klondex’s head office is located at 1055 West Hastings Street, Suite 2200, Vancouver, British Columbia, V6E 2E9, and its principal executive offices are located at 6110 Plumas Street, Suite A Reno, Nevada 89519. The Company’s telephone number is (775) 284-5757.

Klondex is a Canadian based precious metals mining company focused on the exploration, development and production of its 100%-owned gold and silver projects in north central Nevada, being the Fire Creek Mine located in Lander County, Nevada, the Hollister Mine located in Elko County, Nevada and the Midas Mine located in Elko County, Nevada. Klondex also has a 100% ownership interest in True North, which was placed on care and maintenance in 2018; however, True North, which will be owned by Havilah upon the completion of the Arrangement, will continue to process tailings, as contained in its mineral resource estimate, through the mill for the foreseeable future.

The Klondex Shares are listed and posted for trading on the TSX under the symbol “KDX” and on the NYSE American under the symbol “KLDX”.

For further information regarding Klondex, see “Part 20 – Information Concerning the Company” of this Circular.

Information Concerning Havilah

Pursuant to the Plan of Arrangement and the Havilah Contribution Agreement, Klondex will transfer all of its entire legal and beneficial right, title and interest in and to the Havilah Property to Havilah in consideration for the Distribution Havilah Shares, following which the Distribution Havilah Shares will be distributed to former Klondex Shareholders. Additionally, Hecla will subscribe for Havilah Shares in the aggregate amount of US$7,000,000, such cash consideration to be contributed to the stated capital account of Havilah.

On completion of the Arrangement, former Klondex Shareholders will own approximately 86.54% of Havilah and Hecla will own approximately 13.46% of Havilah. After completion of the Arrangement, the business and operations of Havilah will be managed and operated as a stand-alone corporation. The principal executive office of Havilah will be located at 1055 West Hastings Street, Suite 2200, Vancouver, British Columbia, V6E 2E9.

For more information on Havilah, see “Part 21 – Information Concerning Havilah” of this Circular and Appendix “I” and Appendix “J” of this Circular.

Information Concerning Hecla

Hecla is a reporting issuer in each of the provinces of Canada and its shares are registered under the U.S. Exchange Act. Hecla is a company incorporated under, and governed by, the Laws of the State of Delaware. The principal executive office of Hecla is located at 6500 North Mineral Drive, Suite 200, Coeur d’Alene, Idaho, 83815-9408, United States of America, and the telephone number is (208) 769-4100.

Hecla is a U.S.-based precious and base metals mining company engaged in the exploration, acquisition, development, production and marketing of silver, gold, lead and zinc. In business since 1891, Hecla is among the oldest U.S.-based precious metals mining companies and one of the lowest-cost primary silver producers in North America. Hecla produces both metal concentrates, which it sells to smelters and brokers, and unrefined gold and silver precipitate and bullion bars (doré), which are sold as precipitate and doré, or are further refined before sale, to refiners and precious metals traders. Hecla has producing precious metals mining operations in Alaska, Idaho, Québec and Durango, Mexico and additional development and exploration projects in Alaska, Idaho, Canada and Mexico.

The Hecla Shares are listed for trading on the NYSE under the trading symbol “HL”.

For more information on Hecla, see “Part 21 – Information Concerning Hecla” of this Circular and Appendix “K” of this Circular.

Information Concerning the Combined Company

On completion of the Arrangement, Hecla will directly or indirectly own all of the issued and outstanding shares in the capital of Klondex. After completion of the Arrangement, the business and operations of Klondex will be managed and operated as a subsidiary of Hecla. Hecla expects that the business and operations of Hecla and Klondex will be consolidated and the principal executive office of the Combined Company will be located at Hecla’s current principal executive office, being 6500 North Mineral Drive, Suite 200, Coeur d’Alene, Idaho, 83815-9408, United States of America, and the telephone number will be (208) 769-4100.

For more information on the Combined Company, see “Part 23 – Information Concerning the Combined Company” of this Circular and Appendix “L” of this Circular.

Interests of Certain Persons in the Arrangement

In considering the unanimous recommendation of the Klondex Board with respect to the Arrangement, Klondex Securityholders should be aware that certain members of Klondex Management and the Klondex Board have certain interests in connection with the Arrangement that may present them with actual or potential conflicts of interest in connection with the Arrangement. The Klondex Board is aware of these interests and considered them along with other matters described under “Part 7 – The Arrangement – Reasons for the Arrangement” of this Circular.

Fees and Expenses

All expenses incurred in connection with the Arrangement and the transactions contemplated thereby shall be paid by the party incurring such expense, subject to an Expense Reimbursement Event. The estimated fees, costs and expenses of Klondex in connection with the Arrangement, including without limitation, financial advisors’ fees, filing fees, legal and accounting fees, proxy solicitation fees, run-off insurance and other administrative and professional fees and printing and mailing costs, are anticipated to be approximately US$[4.735] million (excluding any success fees), based on certain assumptions.

See “Part 7 – The Arrangement – Fees and Expenses” of this Circular.

Court Approval of the Arrangement

An arrangement under the BCBCA requires Court approval.

Interim Order

On [●], 2018, Klondex obtained the Interim Order providing for the calling and holding of the Meeting, the Dissent Rights and certain other procedural matters. The text of the Interim Order is set out in Appendix “F” of this Circular.

Final Order

Subject to the terms of the Arrangement Agreement, provided the Arrangement Resolution is approved by Klondex Securityholders at the Meeting in the manner required by the Interim Order, Klondex intends to make an application to the Court for the Final Order.

The application for the Final Order approving the Arrangement is currently scheduled for [●], 2018 at [● a.m./p.m. (Pacific Daylight Time)], or as soon thereafter as counsel may be heard, at the Vancouver Law Courts located at 800 Smithe Street, Vancouver, British Columbia, or at any other date and time as the Court may direct. Any Klondex Securityholder or any other interested party who wishes to appear or be represented and to present evidence or arguments at that hearing of the application for the Final Order must file and serve a response to petition and any evidence upon which they intend to rely no later than [● a.m./p.m. (Pacific Daylight Time)] on [●], 2018 along with any other documents required, all as set out in the Interim Order and the Notice of Petition, the text of which are set out in Appendix “F” to this Circular, and satisfy any other requirements of the Court. Such persons should consult with their legal advisors as to the necessary requirements. In the event that the hearing is adjourned, then, subject to further order of the Court, only those persons having previously filed and served a response to petition will be given notice of the adjournment.

The Court has broad discretion under the BCBCA when making orders with respect to the Arrangement. The Court will consider, among other things, the fairness and reasonableness of the Arrangement, both from a substantive and a procedural point of view. The Court may approve the Arrangement, either as proposed or as amended, on the terms presented or substantially on those terms. Depending upon the nature of any required amendments, Klondex and/or Hecla may determine not to proceed with the Arrangement.

The Hecla Shares and the Havilah Shares to be issued to Klondex Securityholders pursuant to the Arrangement have not been and will not be registered under the U.S. Securities Act or the Securities Laws of any state of the United States and will be issued and exchanged in reliance upon the exemption from the registration requirements of the U.S. Securities Act provided by Section 3(a)(10) thereof and exemptions provided from the Securities Laws of each state of the United States in which Klondex Securityholders reside. Section 3(a)(10) of the U.S. Securities Act exempts the issuance of any securities issued in exchange for one or more bona fide outstanding securities from the general requirement of registration where the terms and conditions of the issuance and exchange of such securities have been approved by a court of competent jurisdiction that is expressly authorized by law to grant such approval, after a hearing upon the fairness of the terms and conditions of such issuance and exchange at which all persons to whom it is proposed to issue the securities have the right to appear and receive timely and adequate notice thereof. The Court will be advised prior to the hearing of the application for the Final Order that if the terms and conditions of the Arrangement, and the fairness thereof, are approved by the Court, the Hecla Shares and Havilah Shares to be received by Klondex Securityholders pursuant to the Arrangement will not require registration under the U.S. Securities Act. Accordingly, the Final Order of the Court will, if granted, constitute a basis for the exemption from the registration requirements of the U.S. Securities Act with respect to the issuance and exchange of the Hecla Shares for the Klondex Shares and the issuance of the Havilah Shares pursuant to the Arrangement.

See “Part 11 – Securities Law Matters – United States Securities Law Matters” of this Circular. For a copy of the Interim Order, see Appendix “F” of this Circular and for a copy of the notice of application for the Final Order, see Appendix “G” of this Circular.

The Arrangement Agreement

A description of certain provisions of the Arrangement Agreement is included in this Circular under the heading “Part 8 – The Arrangement Agreement”. The description is not comprehensive and is qualified in its entirety by the full text of the Arrangement Agreement which is attached to this Circular as Appendix “P” and has been filed under the Company’s issuer profile on SEDAR at www.sedar.com.

Regulatory Matters

The Klondex Shares are listed and posted for trading on the TSX and NYSE American and the Hecla Shares are listed and posted for trading on the NYSE. It is a condition of the Arrangement that the NYSE shall have approved for listing the Hecla Shares to be issued in connection with the Arrangement. NYSE approval for the listing of the Hecla Shares to be issued in connection with the Arrangement is required to be obtained prior to the closing of the Arrangement. Hecla will apply to have the Hecla Shares listed on the NYSE. Listing is subject to the approval of the NYSE in accordance with its original listing requirements, and there is no assurance that the NYSE will approve the listing application.

It is also a condition to the completion of the Arrangement that one of the TSX, TSXV or the Canadian Securities Exchange conditionally approve the listing of the Havilah Shares to be distributed under the Arrangement. Havilah has applied to have the Havilah Shares listed on the TSXV. Listing is subject to the approval of the TSXV in accordance with its original listing requirements. The TSXV has not conditionally approved the listing of the Havilah Shares on the TSXV and there is no assurance that the TSXV will approve the listing application. There is no present intention to list Havilah Shares for trading on any national securities exchange in the United States.

For information on the notifications under the HSR Act required, See “Part 12 – Regulatory Matters”. For more information regarding the Interim Order and the Final Order, see “Part 7 – The Arrangement – Court Approval of the Arrangement” and Appendix “F” and Appendix “G” of this Circular.

Securities Law Matters

The Hecla Shares and the Havilah Shares will generally be freely transferable under United States federal securities laws, except for restrictions on affiliates.

Klondex Shareholders are urged to obtain independent advice in respect of the consequences to them of the Arrangement having regard to their particular circumstances. Each Klondex Shareholder is urged to consult his or her professional advisors to determine the conditions and restrictions applicable to trades in Hecla Shares and Havilah Shares.

For more information, see “Part 11 – Securities Law Matters – Canadian Securities Law Matters” and “Part 11 – Securities Law Matters – United States Securities Law Matters” of this Circular.

Dissenting Klondex Shareholders’ Rights

The Interim Order expressly provides Registered Klondex Shareholders with the right to dissent with respect to the Arrangement Resolution. Each Dissenting Shareholder is entitled to be paid the fair value (determined immediately before the Arrangement Resolution is approved) of all, but not less than all, of the holder’s Klondex Shares, provided that the holder validly dissents to the Arrangement Resolution and the Arrangement becomes effective.

To exercise Dissent Rights, a Klondex Shareholder must dissent with respect to all Klondex Shares of which he, she or it is the registered and beneficial owner. A Registered Klondex Shareholder who wishes to dissent must deliver written notice of dissent to Klondex and such notice of dissent must strictly comply with the requirements of Section 242 of the BCBCA, as modified and supplemented by the Plan of Arrangement, the Interim Order and the Final Order. Any failure by a Klondex Shareholder to fully comply with the provisions of the BCBCA, as modified and supplemented by the Plan of Arrangement, the Interim Order and the Final Order, may result in the loss of that holder’s Dissent Rights. Voting against the Arrangement Resolution does not satisfy the notice requirements under Division 2 of Part 8 of the BCBCA. Non-Registered Klondex Shareholders who wish to exercise Dissent Rights must cause each Registered Klondex Shareholder holding their Klondex Shares to deliver the notice of dissent, or, alternatively, make arrangements to become a Registered Klondex Shareholder.

To exercise Dissent Rights, a Registered Klondex Shareholder must prepare a separate notice of dissent for himself, herself or itself, if dissenting on his, her or its own behalf, and for each other Non-Registered Klondex Shareholder who beneficially owns Klondex Shares registered in the Registered Klondex Shareholder’s name and on whose behalf the Registered Klondex Shareholder is dissenting; and must dissent with respect to all of the Klondex Shares registered in his, her or its name or if dissenting on behalf of a Non-Registered Klondex Shareholder, with respect to all of the Klondex Shares registered in his, her or its name and beneficially owned by the Non-Registered Klondex Shareholder on whose behalf the Registered Klondex Shareholder is dissenting. The notice of dissent must set out the number of Klondex Shares in respect of which the Dissent Rights are being exercised (the “Notice Shares”) and: (a) if such Notice Shares constitute all of the Klondex Shares of which the Klondex Shareholder is the registered and beneficial owner and the Klondex Shareholder owns no other Klondex Shares beneficially, a statement to that effect; (b) if such Notice Shares constitute all of the Klondex Shares of which the Klondex Shareholder is both the registered and beneficial owner, but the Klondex Shareholder owns additional Klondex Shares beneficially, a statement to that effect, including the names of the Registered Klondex Shareholder(s) of such additional Klondex Shares, the number of such additional Klondex Shares held by each such Registered Klondex Shareholder and a statement that written notices of dissent are being or have been sent with respect to such other Klondex Shares; or (c) if the Dissent Rights are being exercised by a Registered Klondex Shareholder who is not the beneficial owner of such Notice Shares, a statement to that effect including the name and address of the Non-Registered Klondex Shareholder(s) of such Klondex Shares and a statement that each such Registered Klondex Shareholder is dissenting with respect to all Klondex Shares of the Non-Registered Klondex Shareholder registered in such Registered Klondex Shareholder’s name.

Each Klondex Shareholder wishing to avail himself, herself or itself of Dissent Rights should carefully consider and comply with the provisions of the Interim Order and Division 2 of Part 8 of the BCBCA, which are attached to this Circular as Appendix “F” and Appendix “H”, respectively, and seek his, her or its own legal advice.

It is a condition of the Arrangement that holders of no more than 5% of the issued and outstanding Klondex Shares shall have exercised Dissent Rights, or have instituted proceedings to exercise Dissent Rights, in connection with the Arrangement.

See “Part 14 – Dissenting Shareholders’ Rights” of this Circular.

Risk Factors Relating to the Arrangement

Klondex Securityholders should carefully consider the risk factors relating to the Arrangement. Some of these risks include, but are not limited to: (a) Hecla and Klondex may not integrate successfully; (b) uncertainty surrounding the Arrangement could adversely affect Klondex’s retention of customers and suppliers and could negatively impact Klondex’s future business and operations; (c) the pro forma condensed combined financial statements are presented for illustrative purposes only and may not be an indication of the Combined Company’s financial condition or results of operations following the Arrangement; (d) directors and executive officers of Klondex may have interests in the Arrangement that are different from those of Klondex Securityholders generally; (e) the issuance of a significant number of Hecla Shares, or securities convertible into Hecla Shares, could adversely affect the market price of the Hecla Shares; (f) the Arrangement Agreement may be terminated in certain circumstances, including in the event of a change having a Klondex Material Adverse Effect; (g) there can be no certainty that all conditions precedent to the Arrangement will be satisfied; (h) the exchange ratio is fixed and will not be adjusted to reflect any change in the market value of the Hecla Shares or Klondex Shares prior to the closing of the Arrangement; (i) Klondex will incur costs even if the Arrangement is not completed and may have to pay the Klondex Termination Fee to Hecla in certain circumstances; (j) if the Arrangement is not approved by the Klondex Securityholders, or the Arrangement is otherwise not completed, then the market price for Klondex Shares may decline; (k) if the Arrangement Resolution is not approved by the Klondex Securityholders, Klondex will continue as a standalone entity and will need to consider and secure financing alternatives; (l) owning Hecla Shares will expose Klondex Shareholders to different risks; (m) the value of the Havilah Shares may fluctuate; and (n) the TSXV may not approve Havilah’s listing application.

See “Part 3 – Cautionary Statement Regarding Forward-Looking Information” and “Part 15 – Risk Factors Relating to the Arrangement” of this Circular.

Additional risks and uncertainties, including those currently unknown or considered immaterial by Klondex, may also adversely affect the trading price of the Klondex Shares, the Hecla Shares, the Havilah Shares and/or the businesses of Klondex, Hecla and Havilah following the Arrangement. In addition to the risk factors relating to the Arrangement set out below, Klondex Securityholders should also carefully consider the risk factors associated with the businesses of Klondex and Hecla included in this Circular. See “Part 15 – Risk Factors Relating to the Arrangement” of this Circular and “Part 20 – Information Concerning the Company” of this Circular. See Appendix “K” of this Circular for a description of these risks relating to Hecla.

Procedure for Receipt of Arrangement Consideration

Consideration Election and Procedure

Registered Klondex Shareholders and registered holders of Klondex Options and/or Klondex RSUs will have the right to elect the form of Hecla Consideration they wish to receive under the Arrangement, as described in greater detail below. Such election must be made by delivering to the Depositary the applicable validly completed Election Document(s) (with accompanying Klondex Share certificate(s) or DRS Statement if you are a Registered Klondex Shareholder) prior to the Election Deadline, which is 1:00 p.m. (Pacific Daylight Time) / 4:00 p.m. (Eastern Daylight Time) on [●], 2018. If Klondex and Hecla determine that the Effective Date is not reasonably likely to occur by the tenth Business Day after [●], 2018, they may by agreement determine a new Election Deadline (which Klondex and Hecla expect to be not more than ten Business Days before the Effective Date), in which case notice of the new Election Deadline will be published.

The determination of the Depositary as to whether elections have been properly made and when elections were received by it will be binding. REGISTERED KLONDEX SHAREHOLDERS AND HOLDERS OF KLONDEX OPTIONS AND KLONDEX RSUS WHO DO NOT MAKE A SPECIFIC ELECTION PRIOR TO THE ELECTION DEADLINE, OR FOR WHOM THE DEPOSITARY DETERMINES THAT THEIR ELECTION WAS NOT PROPERLY MADE WITH RESPECT TO ANY KLONDEX SHARES, IN-THE-MONEY KLONDEX OPTIONS OR KLONDEX RSUS, AS APPLICABLE, WILL BE DEEMED TO HAVE ELECTED TO RECEIVE THE COMBINATION CONSIDERATION IN RESPECT OF SUCH SECURITIES.

See “Part 16 – Procedure for Receipt of Arrangement Consideration” of this Circular.

Each Registered Klondex Shareholder may elect, in a duly completed Letter of Transmittal and Election Form delivered to the Depositary prior to the Election Deadline, to receive, on account of the Hecla Consideration receivable for all, but not less than all, of the Klondex Shares held by such Klondex Shareholder, either: (a) the Cash Consideration; (b) the Share Consideration; or (c) the Combination Consideration (with the Combination Consideration being the default election for those who do not make an election or who do not properly make an election), provided that any election to receive the Cash Consideration or Share Consideration will be subject to proration as described below. Similarly, each registered holder of Klondex Options and/or Klondex RSUs may elect, in a duly completed Option/RSU Election Form delivered to the Depositary prior to the Election Deadline, to receive, on account of the Hecla Consideration receivable for each Klondex Share to be received by such holder for their In-the-Money Klondex Options and/or Klondex RSUs pursuant to the Arrangement, either: (a) the Cash Consideration; (b) the Share Consideration; or (c) the Combination Consideration (with the Combination Consideration being the default election for those who do not make an election or who do not properly make an election), provided that any election to receive the Cash Consideration or Share Consideration will be subject to proration as described below.

Proration

Set forth below is a summary description of the proration calculations arising as a result of the Maximum Cash Consideration and Maximum Shares Consideration that Hecla is required to deliver under the Arrangement. For purposes of the following, references to Klondex Shareholders include holders of In-the-Money Klondex Options and Klondex RSUs who receive Klondex Shares pursuant to the Arrangement. As a result of the maximums on both cash and Hecla Shares that Hecla is required to deliver under the Arrangement, along with the proration calculations that ensue from those maximums, it is likely that Klondex Shareholders who elect to receive either the Cash Consideration or the Share Consideration will end up receiving both cash and Hecla Shares, notwithstanding their election. If all Klondex Shareholders were to elect to receive either the Cash Consideration or the Share Consideration, then as a result of proration the Hecla Consideration received by each Klondex Shareholder would consist of 0.4136 of a Hecla Share and US$0.8411 in cash for each Klondex Share.

Cash Consideration Proration

Klondex Shareholders who validly elect to receive the Cash Consideration will, subject to the proration mechanism described below, be entitled to receive US$2.47 in cash for each Klondex Share held by them. The Maximum Cash Consideration that Hecla is required to deliver under the Arrangement is US$157,410,417. The Maximum Cash Consideration will be allocated, first, to Klondex Shareholders who elect, or who are deemed to have elected, to receive the Combination Consideration, to the extent of US$0.8411 per Klondex Share. Consequently, Klondex Shareholders who elect to receive the Cash Consideration will only be entitled to receive the Cash Consideration in respect of each Klondex Share held by them if other Klondex Shareholders elect to receive the Share Consideration in respect of an equivalent or greater number of Klondex Shares. If the number of Klondex Shares in respect of which Klondex Shareholders elect to receive the Share Consideration is less than the number of Klondex Shares in respect of which Klondex Shareholders elect to receive the Cash Consideration, Klondex Shareholders who elect to receive the Cash Consideration will, instead of receiving US$2.47 in cash for each Klondex Share, receive a lesser amount of cash (which shall be not less than US$0.8411) and a portion of a Hecla Share (not exceeding 0.4136 of a Hecla Share) for each Klondex Share, all as more particularly provided for in the Plan of Arrangement. If all Klondex Shareholders validly elect to receive the Cash Consideration, or if no Klondex Shareholders elect to receive the Share Consideration, a Klondex Shareholder electing to receive the Cash Consideration would receive US$0.8411 in cash and 0.4136 of a Hecla Share for each Klondex Share held by them.

Share Consideration Proration

Klondex Shareholders who validly elect to receive the Share Consideration will, subject to the proration mechanism described below, be entitled to receive 0.6272 of a Hecla Share for each Klondex Share held by them. The Maximum Shares Consideration that Hecla is required to deliver under the Arrangement is 77,411,859 Hecla Shares. The Maximum Shares Consideration will be allocated, first, to Klondex Shareholders who elect, or who are deemed to have elected, to receive the Combination Consideration, to the extent of 0.4136 of a Hecla Share per Klondex Share. Consequently, Klondex Shareholders who elect to receive the Share Consideration will only be entitled to receive the Share Consideration in respect of each Klondex Share held by them if other Klondex Shareholders elect to receive the Cash Consideration in respect of an equivalent or greater number of Klondex Shares. If the number of Klondex Shares in respect of which Klondex Shareholders elect to receive the Cash Consideration is less than the number of Klondex Shares in respect of which Klondex Shareholders elect to receive the Share Consideration, Klondex Shareholders who elect to receive the Share Consideration will, instead of receiving 0.6272 of a Hecla Share for each Klondex Share, receive a lesser portion of a Hecla Share (which shall not be less than 0.4136 of a Hecla Share) and cash (not exceeding US$0.8411) for each Klondex Share, all as more particularly provided for in the Plan of Arrangement. If all Klondex Shareholders validly elect to receive the Share Consideration, or if no Klondex Shareholders elect to receive the Cash Consideration, a Klondex Shareholder electing to receive the Share Consideration would receive US$0.8411 in cash and 0.4136 of a Hecla Share for each Klondex Share held by them.

Fractional Interests

No fractional Hecla Shares or Havilah Shares shall be issued to any Participating Former Securityholder pursuant to the Arrangement. The number of Hecla Shares and Havilah Shares to be issued to a Participating Former Securityholder shall in each case be rounded down to the nearest whole number of shares, and such Participating Former Securityholder shall not be entitled to any compensation in respect of any such fractional Hecla Share or Havilah Share.

Any cash component of the Arrangement Consideration payable to a Participating Former Securityholder pursuant to the Arrangement that is less than one cent will be rounded down to the next whole cent.

Withholding Rights

Klondex, Hecla, Hecla Acquisition Subco, Havilah and the Depositary will be entitled to deduct and withhold from any consideration otherwise payable to any Former Securityholder under the Plan of Arrangement and from any and all dividends or other distributions otherwise payable to any Former Securityholder (including any payment to Dissenting Shareholders) such amounts as they are required to deduct and withhold with respect to such payment under the Tax Act, the U.S. Tax Code or any provision of any applicable federal, provincial, state, local or foreign tax law or treaty, in each case, as amended, and may sell on behalf of any Former Securityholder any Hecla Shares or Havilah Shares deliverable to such Former Securityholder, in order to remit to a taxing authority a sufficient amount to comply with such tax laws. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes hereof as having been paid to the particular person, provided that such amounts are actually remitted to the appropriate Governmental Authority by or on behalf of Klondex, Hecla, Hecla Acquisition Subco, Havilah or the Depositary, as the case may be.

Conditions to the Arrangement Becoming Effective

In order for the Arrangement to become effective, certain conditions must have been satisfied or waived which conditions are summarized below.

Mutual Conditions

The respective obligations of Klondex and Hecla to complete the Arrangement are subject to the satisfaction, or mutual waiver by the Parties, on or before the Effective Date, of, among other things, each of the following conditions:

(a)	the Arrangement Resolution will have been approved by the Klondex Securityholders at the Meeting in accordance with the Interim Order and applicable Laws;

(b)

each of the Interim Order and Final Order will have been obtained in form and substance satisfactory to each of Klondex and Hecla each acting reasonably, and will not have been set aside or modified in any manner unacceptable to either Klondex or Hecla, each acting reasonably, on appeal or otherwise;

(c)

the Arrangement Filings required to be sent to the Registrar in accordance with the Arrangement Agreement and the BCBCA will be in form and content satisfactory to Klondex and Hecla, each acting reasonably;

(d)	all necessary filings pursuant to the HSR Act will have been made and all applicable waiting periods thereunder will have expired or been terminated;

(e)

there will not be any Law or order in effect (whether temporary, preliminary or permanent) that has the effect of prohibiting the consummation of the Arrangement, and no litigation instituted by any Governmental Authority seeking to prohibit the consummation of the Arrangement will be pending;

(f)	Klondex and Havilah shall have entered into the Havilah Contribution Agreement; and

(g)	one of the TSX, the TSXV or the Canadian Securities Exchange shall have conditionally approved the listing of the Havilah Shares to be distributed pursuant to the Arrangement.

The foregoing conditions are for the mutual benefit of the Parties and may be waived by mutual consent of Klondex and Hecla in writing at any time.

Klondex Conditions

The obligation of Klondex to complete the Arrangement is subject to the satisfaction, or waiver by Klondex, of, among other things, the following additional conditions on or before the Effective Date:

(a)

Hecla and Hecla Acquisition Subco will have complied in all material respects with their obligations, covenants and agreements in the Arrangement Agreement to be performed and complied with on or before the Effective Date;

(b)	the representations and warranties of Hecla will be true and correct, subject to certain exceptions as set forth in the Arrangement Agreement;

(c)

no: (i) Law shall have been enacted, issued, promulgated, enforced, made, entered, issued or applied; or (ii) proceeding shall have been taken, or be pending or threatened under any Laws or by any Governmental Authority (whether temporary, preliminary or permanent), that makes the Arrangement illegal or otherwise directly or indirectly cease trades, enjoins, restrains or otherwise prohibits completion of the Arrangement;

(d)

Hecla shall have complied with its obligations under Section 2.18 of the Arrangement Agreement to deliver to the Depositary the Maximum Cash Consideration and Maximum Shares Consideration payable to Klondex Securityholders pursuant to the Arrangement and the Canadian dollar equivalent of US$7,000,000 determined as at the close of business on the second business day immediately preceding the Effective Date, and the Depositary shall have confirmed receipt of such Maximum Cash Consideration, Maximum Shares Consideration and the Canadian dollar equivalent of US$7,000,000; and

(e)	there shall not have occurred, prior to the Effective Time, a Hecla Material Adverse Effect.

The foregoing conditions are for the exclusive benefit of Klondex and may be waived by Klondex in whole or in part, in its sole discretion, at any time without prejudice to any other rights that Klondex may have.

Hecla and Hecla Acquisition Subco Conditions

The obligations of Hecla and Hecla Acquisition Subco to complete the Arrangement are subject to the satisfaction, or waiver by Hecla, of, among other things, the following additional conditions on or before the Effective Date:

(a)	Klondex shall have complied in all material respects with its obligations, covenants and agreements in the Arrangement Agreement to be performed and complied with on or before the Effective Date;

(b)	the representations and warranties of Klondex will be true and correct, subject to certain exceptions as set forth in the Arrangement Agreement;

(c)

no Law shall have been enacted, issued, promulgated, enforced, made, entered, issued or applied; or proceeding shall have been taken, or be pending or threatened under any Laws or by any Governmental Authority (whether temporary, preliminary or permanent), that: (i) makes the Arrangement illegal or otherwise directly or indirectly cease trades, enjoins, restrains or otherwise prohibits completion of the Arrangement or the payment of the Arrangement Consideration; (ii) prohibits, restricts or imposes terms or conditions (beyond those terms and conditions which Hecla is required to accept pursuant the Arrangement) on the ownership or operation by Hecla of the business or assets of Hecla, their affiliates and related entities, Klondex or any of Klondex’s subsidiaries and related entities; (iii) compels Hecla to dispose of or hold separate any of the business or assets of Hecla, their affiliates and related entities, Klondex or any of Klondex’s subsidiaries and related entities as a result of the Arrangement; or (iv) materially impedes, prevents or delays the consummation of the Arrangement, or if the Arrangement were to be consummated, has a Klondex Material Adverse Effect;

(d)

each of the consents, approvals and notices required from any third party under any Contracts or as otherwise required to proceed with the transactions contemplated by the Arrangement Agreement will have been obtained;

(e)

Klondex Shareholders will not have exercised Dissent Rights, or have instituted proceedings to exercise Dissent Rights, other than Klondex Shareholders representing not more than 5% of the Klondex Shares then outstanding;

(f)

Hecla shall have received a form of payout letter from Investec that is acceptable to Hecla, acting reasonably, providing that Investec will discharge the security interests granted by Klondex and its subsidiaries in connection with the Investec Facility Agreement upon receipt by Investec of the amounts set out in the payout letter; and

(g)

there will not have occurred, prior to the Effective Time: (i) a Klondex Material Adverse Effect; or (ii) any event, occurrence, circumstance or development that could reasonably be expected to have a Klondex Material Adverse Effect.

The foregoing conditions are for the exclusive benefit of Hecla and may be waived by Hecla in whole or in part, in its sole discretion, at any time without prejudice to any other rights that Hecla may have.

Non-Solicitation of Acquisition Proposals

Pursuant to the Arrangement Agreement, Klondex has agreed not to, directly or indirectly, solicit, initiate, encourage or facilitate any Acquisition Proposals. However, the Klondex Board does have the right to consider and accept a Superior Proposal under certain conditions. Hecla has the right to offer to amend the terms of the Arrangement Agreement in response to any Acquisition Proposal that the Klondex Board has determined is a Superior Proposal in accordance with the Arrangement Agreement. If Klondex accepts a Superior Proposal and either party terminates the Arrangement Agreement, then Klondex must pay Hecla the Termination Fee.

See “Part 8 – The Arrangement Agreement – Non-Solicitation of Acquisition Proposals” of this Circular.

Termination of Arrangement Agreement and Termination Fee

The Arrangement Agreement may be terminated prior to the Effective Time in certain circumstances, many of which lead to payment by Klondex to Hecla of the Termination Fee.

Hecla is entitled to be paid a termination fee in the amount of US$21 million upon the occurrence of any of the following events:

(a)

each of the following has occurred: (i) the Arrangement Agreement has been terminated as a result of the Arrangement failing to be completed by the Outside Date or the Arrangement Resolution not being approved by the Klondex Shareholders; (ii) prior to such termination, another person has publicly announced an Acquisition Proposal or a proposed or intended Acquisition Proposal (and it was not withdrawn); and (iii) within 365 days of the termination, an Acquisition Proposal is consummated or Klondex has entered into an Acquisition Agreement in respect of any Acquisition Proposal, which Acquisition Proposal is subsequently completed, provided, however, that for the purposes of this paragraph all references to “20%” in the definition of Acquisition Proposal will be changed to “50%”;

(b)	the Arrangement Agreement has been terminated by Hecla as a result of a Change of Recommendation, other than a Change of Recommendation in connection with a Hecla Material Adverse Effect;

(c)	the Arrangement Agreement has been terminated by Hecla as a result of a withdrawal in recommendation by Klondex, the Klondex Board or any committee thereof;

(d)	the Arrangement Agreement has been terminated by Hecla as a result of an endorsement of any Acquisition Proposal by Klondex, the Klondex Board or any committee thereof; or

(e)

the Arrangement Agreement has been terminated by Klondex as a result of the Klondex Board approving or authorizing a definitive agreement for the implementation of a Superior Proposal, provided Klondex has otherwise complied with its obligations in that regard.

In the case of the occurrence of the Expense Reimbursement Event, Klondex will reimburse Hecla for its reasonable and documented out-of-pocket expenses incurred in connection with the Arrangement, including all legal, accounting, taxation, technical and engineering and investment banking fees and disbursements. In the event Klondex pays Hecla the termination fee of US$21 million, no fees for the Expense Reimbursement Event will be reimbursed by Klondex.

Klondex is entitled to be paid the Hecla termination fee in the amount of US$21 million if the Arrangement Agreement has been terminated by Hecla in the event Hecla enters into a definitive written agreement concerning a Hecla Acquisition Proposal, provided that the termination of the Arrangement Agreement is required by the party acquiring Hecla. Where termination of the Arrangement Agreement is required, either Hecla or the party acquiring Hecla will advance or otherwise provide the Hecla termination fee to Klondex in accordance with the Arrangement Agreement.

See “Part 8 – The Arrangement Agreement – Termination” and “Part 8 – The Arrangement Agreement – Termination Fee” of this Circular.

Limitation and Proscription After Three Years

To the extent that a Participating Former Securityholder has not complied with the provisions of the Plan of Arrangement described under the heading “Part 16 – Procedure for Receipt of Arrangement Consideration” of this Circular, on or before the date that is three years after the Effective Date, then the aggregate cash forming part of the Hecla Consideration to which such Participating Former Securityholder was entitled under the Arrangement shall be returned to Hecla and the Hecla Shares and Havilah Shares that such Participating Former Securityholder was entitled to receive shall be automatically cancelled without any repayment of capital in respect thereof and the certificates representing such Hecla Shares and the Havilah Shares shall be delivered by the Depositary to Hecla or Havilah, as applicable, and the interest of the Participating Former Securityholder in such cash, Hecla Shares and Havilah Shares to which it was entitled shall be terminated.

Effects of the Arrangement on Klondex Shareholders’ Rights

Klondex Shareholders receiving Hecla Shares under the Arrangement will become stockholders of Hecla. Hecla is incorporated under the laws of the State of Delaware.

The rights of a stockholder of a Delaware corporation differ from the rights of a shareholder of a BCBCA corporation. See Appendix “O” of this Circular for a summary comparison of the rights of Klondex Shareholders and stockholders of Hecla. The rights of Klondex Shareholders are governed by the BCBCA and by Klondex’s notice of articles and articles. Following the Arrangement, Klondex Shareholders who receive Hecla Shares as part of the Arrangement will become stockholders of Hecla and as such their rights will be governed by the Delaware General Corporation Law, as amended (the “DGCL”) and by Hecla’s certificate of incorporation and by-laws. Klondex Shareholders are encouraged to consult with their legal advisors for greater detail with respect to these differences.

Certain Canadian Federal Income Tax Considerations

For a summary of the principal Canadian federal income tax considerations generally applicable under the Tax Act to certain Klondex Shareholders who exchange their Klondex Shares for the Arrangement Consideration pursuant to the Arrangement, see “Part 17 – Certain Canadian Federal Income Tax Considerations” of this Circular.

The summary at “Part 17 – Certain Canadian Federal Income Tax Considerations” of this Circular is not intended to be legal or tax advice to any particular Klondex Shareholder. Accordingly, Klondex Shareholders are urged to consult their own tax advisors with respect to their particular circumstances.

Holders of Other Affected Securities should consult their own tax advisors with respect to the Canadian federal income tax considerations applicable to them in connection with the exchange of their Other Affected Securities pursuant to the Arrangement.

Certain United States Federal Income Tax Considerations

Klondex intends, and this summary assumes, that the exchange by the Klondex Shareholders of the Klondex Shares for Class A Shares and Havilah Shares will properly be treated as a distribution by Klondex of the Havilah Shares.

Subject to the PFIC (as defined below) rules discussed below, a U.S. Holder (as defined below) of Klondex Shares which receives Havilah Shares will generally receive such Havilah Shares as a dividend to the extent of Klondex’s current “earnings and profits” (as determined for U.S. federal income tax purposes), with any excess treated first as a non-taxable return of capital with respect to a Klondex Share to the extent of such U.S. Holder’s adjusted tax basis in each Klondex Share and thereafter as gain from the sale or exchange of each such Klondex Share. A U.S. Holder’s exchange of Klondex Shares for the Hecla Consideration pursuant to the Arrangement will be a taxable transaction for U.S. federal income tax purposes.

A non-U.S. Holder (as defined below) generally will not be subject to U.S. federal income tax (including withholding tax) on gain upon the receipt of Havilah Shares or the exchange of Klondex Shares for the Hecla Consideration unless (i) such gain is effectively connected with such non-U.S. Holder’s conduct of a trade or business in the United States within the meaning of Section 871(b) or Section 882(a) of the U.S. Tax Code and, if an applicable tax treaty applies, is attributable to a permanent establishment maintained by the non-U.S. Holder in the United States; or (ii) the non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year of sale, exchange or other disposition and certain additional conditions are met.

The foregoing summary is qualified in its entirety by the more detailed summary set forth in this Circular under “Part 18 – Certain United States Federal Income Tax Considerations” below, and neither this description nor the longer discussion is intended to be legal or tax advice to any particular Klondex Securityholder. Accordingly, U.S. Holders should consult their own tax advisors with respect to their particular circumstances.

See “Part 18 – Certain United States Federal Income Tax Considerations” of this Circular.

Annual and Other Matters

Please see the discussion under the headings “Part 25 – Annual Matters” and “Part 27 – Other Matters” of this Circular for a more detailed description of the annual and other business to be transacted at the Meeting.

PART 5. GENERAL PROXY INFORMATION

Solicitation of Proxies

This Circular and the accompanying forms of proxy are furnished in connection with the solicitation of proxies by management of the Company for use at the Meeting to be held on [●], 2018, at the time and place and for the purposes set forth in the accompanying Notice of Meeting. It is expected that the solicitation of proxies will be primarily made by mail and may be supplemented by telephone or other personal contact by the directors, officers and employees of the Company. Directors, officers and employees of the Company will not receive any extra compensation for such activities. The cost of solicitation by management will be borne by the Company. The Company has retained D.F. King as its Proxy Solicitation Agent to assist in the solicitation of proxies and may also retain other persons as it deems necessary to aid in the solicitation of proxies with respect to the Meeting. The Company and D.F. King entered into an engagement agreement with customary terms and conditions, which provides that the Proxy Solicitation Agent will be paid a fee of up to US$30,000 plus out-of-pocket expenses. It is expected that this Circular, the accompanying Notice of Meeting, the forms of proxy and Election Document(s) will first be made available to Klondex Securityholders on or about [●], 2018.

Appointment and Revocation of Proxies

The persons named in the enclosed forms of proxy are directors and officers of the Company. A Klondex Securityholder desiring to appoint some other person (who need not be a Klondex Securityholder) to represent the Klondex Securityholder at the Meeting and any adjournment thereof may do so either by inserting such person’s name in the blank space provided in the applicable form of proxy or by completing another proper form of proxy and, in either case, depositing his or her duly executed form of proxy with the Company’s Transfer Agent and Registrar, Computershare Investor Services Inc., by mail at 3rd Floor, 510 Burrard Street, Vancouver, British Columbia, V6C 3B9, Attention: Proxy Department, or by facsimile to (416) 263-9524 or 1-866-249-7775 not later than 4:00 p.m. (Eastern Daylight Time) on [●], 2018 or, if the Meeting is adjourned, 48 hours (excluding Saturdays, Sundays and holidays) before any adjournment of the Meeting. A Klondex Securityholder may also vote by telephone or via the internet by following the instructions on the applicable form of proxy. A Klondex Securityholder voting by telephone or via the internet shall not complete or return the proxy form by mail.

Registered Klondex Shareholders are asked to complete the form of proxy printed on green paper, registered holders of Klondex Options are asked to complete the form of proxy printed on pink paper, registered holders of Klondex RSUs are asked to complete the form of proxy printed on blue paper and registered holders of Klondex DSUs are asked to complete the form of proxy printed on yellow paper. If you hold more than one type of Affected Security, you will need to complete the applicable form of proxy for each of the different types of Affected Securities held by you.

In addition to revocation in any other manner permitted by law, a proxy may be revoked by an instrument in writing executed by the Klondex Securityholder or by his or her attorney authorized in writing deposited either at the registered office of the Company at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, at which the proxy is to be used or with the Chairman of the Meeting on the day of the Meeting, or adjournment thereof, and upon either of such deposits, the proxy is revoked. If you revoke your proxy and do not replace it with another that is deposited with the Company before the deadline, then you can still vote your Affected Securities, but to do so, you must attend the Meeting in person.

Exercise of Discretion by Proxies

The person named in the enclosed forms of proxy will vote or withhold from voting in respect of the Affected Securities in respect of which he or she is appointed in accordance with the direction of the appointing Klondex Securityholder. If the Klondex Securityholder specifies a choice with respect to any matter to be acted upon, the Affected Securities will be voted accordingly.

Affected Securities held or represented by proxy by persons present at the Meeting in respect of which the Klondex Securityholder or proxy holder does not vote, with respect to any resolution are counted for purposes of establishing a quorum. When a beneficial owner holds Affected Securities through an intermediary (an “Intermediary”), such as a bank, trust company, securities dealer or broker and trustee or administrator of self-administered registered retirement savings plans, registered retirement income funds, registered education savings plans and similar plans, the beneficial owner is considered to be a non-registered holder (a “Non-Registered Klondex Securityholder”) who holds their Affected Securities in “street name”. When a Non-Registered Klondex Securityholder does not provide the Intermediary with voting instructions as to any matter on which the Intermediary is not permitted to exercise its discretion and without specific instruction, a “broker non-vote” occurs, in which case the Intermediary informs the scrutineer of the Meeting that it does not have the authority to vote on the matter with respect to those Affected Securities. Broker non-votes will be counted for purposes of establishing a quorum. Other than as provided below for “routine matters”, if a quorum is present, broker non-votes will not be counted as votes in favor of such matter or, in the case of election of directors, as votes “withheld” with respect to such election, and also will not be counted as Affected Securities voting on such matter.

Under the rules of the NYSE, Intermediaries are entitled to vote shares held for a beneficial owner on “routine” matters, such as the appointment of the Company’s auditors, without instructions from the beneficial owner of those shares. However, absent instructions from the beneficial owner of such shares, an Intermediary is not entitled to vote shares held for a beneficial owner on certain matters that are considered “non-routine”. All matters to be decided at the Meeting, except the appointment of the Company’s auditors, are considered non-routine matters. Accordingly, Klondex Securityholders holding Affected Securities in street name must arrange to exercise their voting rights if such Klondex Securityholders want their votes to count on the Arrangement Resolution and the Adjournment Resolution. Klondex Shareholders must arrange to exercise their voting rights if such Klondex Shareholders want their votes to count on all matters to be decided at the Meeting, other than the appointment of the Company’s auditors.

The enclosed forms of proxy confer discretionary authority upon the person named therein with respect to the matters identified in the Notice of Meeting, as well as with respect to any amendments, variations or other matters which may properly come before the Meeting. As of the date hereof, management of the Company knows of no such amendments, variations or other matters to come before the Meeting. However, if any such amendment, variation or other matter properly comes before the Meeting, the enclosed forms of proxy, when properly completed and delivered and not revoked, will confer discretionary authority upon the person named therein to vote on such other business in accordance with his or her best judgment, subject to any limitations imposed by applicable Law.

A form of proxy must be signed by the Klondex Securityholder or the duly appointed attorney thereof authorized in writing or, if the Klondex Securityholder is a corporation, by an authorized officer of such corporation. A form of proxy signed by the person acting as attorney of the Klondex Securityholder or in some other representative capacity, including an officer of a corporation which is a Klondex Securityholder, should indicate the capacity in which such person is signing. A Klondex Securityholder or his or her attorney may sign the form of proxy or a power of attorney authorizing the creation of a proxy by electronic signature provided that the means of electronic signature permits a reliable determination that the document was created or communicated by or on behalf of such Klondex Securityholder or by or on behalf of his or her attorney, as the case may be.

Voting Standards

The following chart describes the proposals to be considered at the meeting, the voting options, the vote required for each matter, and the manner in which votes will be counted:

Matter	Voting Options	Required Vote	Impact of Broker Non-Votes	Impact of Withhold Votes
Arrangement Resolution	For; Against

Special majority, as follows:

(a)   At least two-thirds (66 2⁄3%) of the votes cast at the Meeting by Klondex Shareholders present in person or by proxy; and

(b)   At least two-thirds (66 2⁄3%) of the votes cast at the Meeting by Klondex Securityholders, voting together as a single class, present in person or by proxy.

			No effect	Not applicable

Havilah Option Plan Resolution	For; Against	Simple majority of votes cast at the Meeting by Klondex Shareholders present in person or by proxy.	No effect	Not applicable

Election of Directors	For; Withhold	Plurality of votes – the eight nominees receiving the highest number of votes cast at the Meeting by Klondex Shareholders present in person or by proxy will be elected(1).	No effect	May have an effect(1)

Appointment of Auditors	For; Withhold	Plurality of votes – the auditors receiving the highest number of votes cast at the Meeting by Klondex Shareholders present in person or by proxy will be appointed.	Not applicable(2)	No effect

Say on Pay	For; Against	Simple majority of votes cast at the Meeting by Klondex Shareholders present in person or by proxy.	No effect	Not applicable

Adjournment Resolution	For; Against	Simple majority of votes cast at the Meeting by Klondex Securityholders, voting together as a single class, present in person or by proxy.	No effect	Not applicable

Notes:

(1)

Klondex has adopted a majority voting policy which stipulates that, in an uncontested election such as is the case at this Meeting, if the number of votes “withheld” for any nominee exceeds the number of votes “for” the nominee, then the nominee shall tender his or her written resignation to the Klondex Board, effective on acceptance by the Klondex Board. Ordinarily, a “withhold vote” will not have an effect on the vote of a proposal under a plurality standard. However, the standard required for this proposal (often referred to as “plurality plus”) differs from an ordinary plurality standard due to Klondex’s majority voting policy. A “withhold” vote on this proposal may have an effect if the number of “withhold” votes exceeds the number of votes in favour of a nominee resulting in such nominee’s submission of their resignation to the Klondex Board pursuant to Klondex’s majority voting policy. See “Part 34 – Statement of Corporate Governance Practices – Majority Voting Policy” of this Circular for additional detail.

(2)	Brokers are permitted to exercise their discretion and vote without specific instruction on this matter. Accordingly, there are not expected to be any broker non-votes.

Non-Registered Klondex Securityholders

Only Registered Klondex Securityholders or the person they appoint as their proxy are entitled to attend and vote at the Meeting. The Affected Securities beneficially owned by a Non-Registered Klondex Securityholder are registered either: (i) in the name of an Intermediary with whom the Non-Registered Klondex Securityholder deals in respect of the Affected Securities; or (ii) in the name of a clearing agency (such as CDS Clearing Depositary Services Inc.) of which the Intermediary is a participant. In accordance with the requirements of NI 54-101, the Company will have distributed copies of the Notice of Meeting, this Circular and the forms of proxy (collectively, the “meeting materials”) to the clearing agencies and Intermediaries for onward distribution to Non-Registered Klondex Securityholders. The Company intends to pay for Intermediaries to forward objecting beneficial owners under NI 54-101 the proxy-related materials and Form 54-101F7 – Request for Voting Instructions Made by Intermediary.

Non-Registered Klondex Securityholders who have not waived the right to receive meeting materials will receive either a voting instruction form or, less frequently, a form of proxy. The purpose of these forms is to permit Non-Registered Klondex Securityholders to direct the voting of the Affected Securities they beneficially own. Non-Registered Klondex Securityholders should follow the procedures set out below, depending on which type of form they receive.

1.

Voting Instruction Form. In most cases, a Non-Registered Klondex Securityholder will receive, as part of the meeting materials, a voting instruction form. If the Non-Registered Klondex Securityholder does not wish to attend and vote at the Meeting in person (or have another person attend and vote on the Non-Registered Klondex Securityholder’s behalf), the voting instruction form must be completed, signed and returned in accordance with the directions on the form. Voting instruction forms in some cases permit the completion of the voting instruction form by telephone or through the internet. If a Non-Registered Klondex Securityholder wishes to attend and vote at the Meeting in person (or have another person attend and vote on the Non-Registered Klondex Securityholder’s behalf), the Non-Registered Klondex Securityholder must complete, sign and return the voting instruction form in accordance with the directions provided and a form of proxy giving the right to attend and vote will be forwarded to the Non-Registered Klondex Securityholder.

2.

Form of Proxy. Less frequently, a Non-Registered Klondex Securityholder will receive, as part of the meeting materials, a form of proxy that has already been signed by the Intermediary (typically by a facsimile, stamped signature) which is restricted as to the number of Affected Securities beneficially owned by the Non-Registered Klondex Securityholder but which is otherwise uncompleted. If the Non-Registered Klondex Securityholder wishes to vote but does not wish to attend and vote at the Meeting in person (or have another person attend and vote on the Non-Registered Klondex Securityholder’s behalf), the Non-Registered Klondex Securityholder must complete the applicable form of proxy and deposit it with the Corporate Secretary of the Company c/o Computershare Investor Services Inc., Attention: Proxy Department, 3rd Floor, 510 Burrard Street, Vancouver, British Columbia, V6C 3B9 or by facsimile to (416) 263-9524 or 1(866) 249-7775 or vote by telephone or internet as described above. If a Non-Registered Klondex Securityholder wishes to attend and vote at the Meeting in person (or have another person attend and vote on the Non-Registered Klondex Securityholder’s behalf), the Non-Registered Klondex Securityholder must strike out the names of the persons named in the proxy and insert the Non-Registered Klondex Securityholder’s (or such other person’s) name in the blank space provided.

Non-Registered Klondex Securityholders should follow the instructions on the forms they receive and contact their Intermediaries promptly if they need assistance.

PART 6. VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Record Date and Voting Securities

The record date for the determination of Klondex Securityholders entitled to receive the Notice of Meeting has been fixed as May 15, 2018 (the “Record Date”). Only Klondex Securityholders of record at the close of business on the Record Date who either attend the Meeting in person or complete, sign and deliver a voting instruction form or applicable form of proxy in the manner and subject to the provisions described above will be entitled to vote or to have their Affected Securities voted at the Meeting. A quorum for the transaction of business at the Meeting is the presence of one person who holds, or who represents by proxy one or more Klondex Shareholders who hold, in the aggregate, at least 5% of the issued and outstanding Klondex Shares entitled to be voted at the Meeting.

The authorized capital of the Company consists of an unlimited number of Klondex Shares. As of the Record Date, the Company had outstanding an aggregate of 180,079,072 Klondex Shares, each carrying the right to one vote per Klondex Share with respect to all matters to be voted on at the Meeting. No cumulative rights are authorized, and dissenters’ rights are not applicable to the matters being voted upon, except for the Arrangement Resolution.

As of the Record Date, there were 3,695,604 Klondex Options outstanding, 1,017,011 Klondex RSUs outstanding, and 360,366 Klondex DSUs outstanding. Pursuant to the Interim Order, each Klondex Option, Klondex RSU and Klondex DSU carries one vote with respect to the vote on the Arrangement Resolution and the vote on the Adjournment Resolution. Klondex Options, Klondex RSUs and Klondex DSUs are not entitled to a vote on any other matter at the Meeting.

Principal Holders of Voting Securities

To the knowledge of the directors and senior officers of the Company, as at the Record Date no persons beneficially own or exercise control or direction over 10% or more of the votes attached to the Klondex Shares, except Cambridge Global Asset Management, Waterton Mining Parallel Fund Offshore Master, LP and Hecla (by virtue of the Klondex Voting Agreements and Klondex Support Letter Agreements), all as set out below under the heading “Part 32 – Security Ownership of Certain Beneficial Owners and Management”.

PART 7. THE ARRANGEMENT

At the Meeting, Klondex Securityholders will be asked to consider, and, if determined advisable, to pass, the Arrangement Resolution to approve the Arrangement under the BCBCA pursuant to the terms of the Arrangement Agreement and the Plan of Arrangement. The Arrangement, the Plan of Arrangement and the terms of the Arrangement Agreement are summarized below. This summary does not purport to be complete and is qualified in its entirety by reference to the Arrangement Agreement, which is attached to this Circular as Appendix “P” and has been filed under Klondex’s issuer profile on SEDAR at www.sedar.com, and the Plan of Arrangement, which is attached to this Circular as Appendix “E”.

In order to become effective, the Arrangement Resolution must be approved by: (a) at least two-thirds (66 2⁄3%) of the votes cast at the Meeting by the Klondex Shareholders, present in person or represented by proxy and entitled to vote at the Meeting; and (b) at least two-thirds (66 2⁄3%) of the votes cast at the Meeting by Klondex Securityholders voting together as a single class, present in person or represented by proxy and entitled to vote at the Meeting. A copy of the Arrangement Resolution is set out in Appendix “B” of this Circular. The Arrangement is also subject to certain other conditions, including the approval of the Court.

Unless otherwise directed, it is Klondex Management’s intention to vote FOR the Arrangement Resolution. If you do not specify how you want your Affected Securities voted, the persons named as proxyholders will cast the votes represented by your proxy at the Meeting FOR the Arrangement Resolution.

If the Arrangement is approved at the Meeting and the Final Order approving the Arrangement is issued by the Court and the other applicable conditions to the completion of the Arrangement are satisfied or waived, the Arrangement will take effect commencing at the Effective Time (which will be at 12:01 a.m. (Pacific Daylight Time)) on the Effective Date (which is expected to occur in the second quarter of 2018, but no later than July 16, 2018 unless otherwise agreed to between Klondex and Hecla).

Background to the Arrangement

Background to the Hecla Proposal Letter

In the fall of 2017, Klondex received a number of unsolicited expressions of interest from various mining companies, including Hecla, to conduct exploratory due diligence reviews on Klondex and its assets. Following its regularly scheduled strategy session held on November 9, 2017, the Klondex Board held an in camera session during which members of the Klondex Board shared their preliminary views regarding the level of interest received by Klondex. Although Klondex was not considering a sale of the company, the Klondex Board determined to allow such mining companies to conduct due diligence on Klondex and its assets both to keep interested parties up to date on the affairs of the Company, and in the event they might propose a value enhancing transaction on acceptable terms that would be of interest to Klondex. As such, Klondex entered into, or proposed to enter into, confidentiality agreements with each such party and started to update its data room to provide access to information to such parties on a confidential basis. On November 15, 2017, Klondex executed a confidentiality agreement with Hecla.

On November 10, 2017, the closing trading price of Klondex Shares on the NYSE American declined sharply (by US$0.40, from US$2.90 to US$2.50) in response to the release of Klondex’s earnings results for its third quarter ended September 30, 2017. As a result, the Klondex Board and Klondex Management began to discuss potential measures to improve Klondex’s financial condition and results, including looking for a strategic equity investor, undertaking a broader equity financing or debt refinancing, and streamlining operations at True North. Such initiatives would be based on Klondex Management’s proposed budget which was scheduled to be presented to the Klondex Board in early December 2017.

In mid-November 2017, an existing Klondex investor provided an unsolicited non-binding term sheet (the “Financing Proposal”) to Paul Huet, the President and Chief Executive Officer of Klondex, for the purchase of 10 million Klondex Shares (representing approximately 5.57% of the then issued and outstanding Klondex Shares) at a proposed price of C$3.00 per Klondex Share, which represented a discount of approximately 8% to the then trading price of Klondex Shares. On November 20, 2017, the Klondex Board held a meeting to consider the Financing Proposal. At that meeting, Klondex Management and legal counsel to Klondex provided a summary of the Financing Proposal. Klondex Management then provided the Klondex Board with an update on the current financial position of the Company and its expected cash position by year-end 2017 and early 2018. At that time, Klondex Management believed Klondex had sufficient cash on hand and would generate sufficient cash from operations such that it did not need the funds from the Financing Proposal immediately, and that there was sufficient time to explore other financing alternatives. Representatives of GMP Securities also attended the meeting, having been asked by Klondex Management the previous day to test the market for other possible investors for a private placement of common equity. At the meeting, GMP Securities indicated that they had contacted a select number of parties on a “no names basis” regarding a potential equity private placement in Klondex, and that the responses were generally not positive. GMP Securities indicated that the responses received likely reflected the fact that it would be difficult for parties with little background information on the Company to be responsive within a short time-frame.

At the November 20, 2017 meeting, the Klondex Board, with Klondex Management present, engaged in a comprehensive review and discussion of the Financing Proposal and its relative merits. The Klondex Board was concerned about the short time frame within which to accept the Financing Proposal, and the importance of having sufficient time to give careful thought and consideration to any significant transaction such as that proposed in the Financing Proposal. After deliberation, the Klondex Board determined that it would be preferable to give Klondex Management additional time to prepare a budget and cash flow forecast for 2018, along with a suggested plan, to be presented to the Klondex Board at a previously scheduled meeting of the Klondex Board to be held on December 12, 2017. In deciding not to proceed with the Financing Proposal, the Klondex Board considered, among other factors, that under the terms of the Financing Proposal: (i) the investor would be granted representation on the Klondex Board and all of its committees; (ii) Klondex was required to agree not to issue any equity to raise capital for a period of 90 days from closing; (iii) Klondex was required to give the investor a pre-emptive right with respect to future equity raises; and (iv) an increase in the investor’s holdings of Klondex would give the investor significant influence over Klondex. Accordingly, the Klondex Board determined to reject the Financing Proposal and directed Klondex Management to engage GMP Securities, along with INFOR Financial, to seek out potential strategic equity investors in the Company on a private placement basis. The meeting was followed by an in camera session of the Klondex Board, during which the members of the Klondex Board shared their preliminary views on the various strategies and financing alternatives available to Klondex.

Following the November 20, 2017 Klondex Board meeting, Klondex retained GMP Securities and INFOR Financial as financial co-advisors to, among other things, assist Klondex in seeking potential strategic equity investors.

On November 21, 2017, Hecla was granted access to a digital data room which contained overview data about Klondex’s assets in Nevada, USA and Manitoba, Canada.

On December 12, 2017, the Klondex Board met to receive and review the proposed budget with Klondex Management.

In early December 2017, Klondex informed Hecla management that Klondex had hired two financial co-advisors to advise it in connection with a potential transaction and indicated that Klondex was seeking a strategic investor. Hecla acknowledged Klondex’s desire to bring in a strategic investor but communicated that it was not in a position, at the time, to determine its level of interest in Klondex, since it was still conducting preliminary due diligence on the Company and its assets. Between December 2017 and January 2018, GMP Securities and INFOR Financial contacted a number of potentially interested parties regarding a strategic equity investment in Klondex. As a result of this process, two additional parties executed confidentiality agreements to perform due diligence on Klondex.

In early January 2018, following its initial due diligence data review, Hecla requested due diligence site visits to review the Klondex operations in the United States and Canada. On January 10, 2018, Hecla conducted a site visit to the Fire Creek Mine, followed by site visits to the Hollister Mine and Midas Mine on January 11, 2018. During these site visits Hecla received notification through a press release that True North in Canada would be placed on care and maintenance.

On or about January 22, 2018, Hecla retained CIBC World Markets and J.P. Morgan as its financial advisors with respect to a potential transaction with Klondex. On January 23, 2018, CIBC Capital Markets contacted GMP Securities and INFOR Financial advising that Hecla was contemplating making a proposal to Klondex. In addition, on January 23, 2018, Hecla contacted Klondex Management indicating that a proposal was forthcoming. Klondex Management indicated to Hecla that the Klondex Board was reviewing its financing alternatives and its primary focus was in pursuing a strategic equity investment for a non-controlling interest in Klondex, and that any proposal to acquire Klondex would need to be at a significant premium to market to merit a change in approach to this plan. Following that discussion with Hecla, Klondex Management notified members of the Klondex Board, GMP Securities and INFOR Financial that they expected to receive an acquisition proposal from Hecla and asked GMP Securities and INFOR Financial to provide Klondex with an evaluation of its strategic alternatives and provide an opinion as to the fairness, from a financial point of view, of the consideration being offered pursuant to any transaction.

The Initial Hecla Proposal Letter

On January 24, 2018, Hecla delivered to Klondex a proposal letter (the “Initial Hecla Proposal Letter”) that set forth a non-binding proposal to acquire all of the issued and outstanding Klondex Shares by way of a plan of arrangement for an aggregate purchase price of US$630 million, payable in cash, Hecla Shares or combination thereof, which represented a purchase price per Klondex Share of US$3.35 and a 44.1% premium to Klondex’s January 23, 2018 closing price on the NYSE American and a 44.2% premium to Klondex’s 20-day VWAP on the NYSE American. The proposal had an expiry date of January 29, 2018 and included a binding provision for a 30 day exclusivity period to allow Hecla to complete its technical, legal and financial due diligence and negotiate a definitive agreement with Klondex on satisfactory terms. The Initial Hecla Proposal Letter also contemplated that voting support agreements be entered into between Hecla and the Klondex Directors, senior management of Klondex and certain Klondex Shareholders to be agreed upon by Klondex and Hecla.

Upon receipt of the Initial Hecla Proposal Letter, a meeting of the Klondex Board was called for January 26, 2018 (the “January 26, 2018 Meeting”) to consider Hecla’s proposal. Klondex Management also requested that GMP Securities and INFOR Financial conduct a “market check” of those entities who were conducting due diligence on Klondex, to determine the likelihood of receiving any proposal from such entities.

At the January 26, 2018 Meeting, the Klondex Board considered the Initial Hecla Proposal Letter. Also at the January 26, 2018 Meeting, GMP Securities and INFOR Financial advised that none of the potential investors that had been contacted appeared to be interested in making a strategic investment in Klondex in the near-term, that discussions with these counterparties were not progressing quickly, and that none of these entities had expressed an interest in acquiring all of Klondex.

At the January 26, 2018 Meeting, legal counsel to Klondex summarized the terms of the Initial Hecla Proposal Letter, and GMP Securities and INFOR Financial provided the Klondex Board with a financial analysis of the proposal from Hecla. At the January 26, 2018 Meeting, legal counsel to Klondex also advised the Klondex Board of its legal and fiduciary obligations and the appropriate process to follow upon receipt of an offer or proposal from a potential acquiror.

At the January 26, 2018 Meeting, the Klondex Board considered, with advice from its financial and legal advisors, whether to engage in a broader market check for other potential buyers of all of the issued and outstanding Klondex Shares. Klondex’s financial co-advisors indicated to the Klondex Board that they thought if Klondex were to commence a broader market check for other potential buyers of all of the issued and outstanding Klondex Shares and not grant exclusivity to Hecla, Hecla would likely withdraw its proposal, which proposal represented a significant premium to the trading price of the Klondex Shares. In addition, Klondex’s financial co-advisors noted that Hecla was well into its due diligence review of Klondex; furthermore, given the initial lack of interest or urgency from other parties to make a strategic equity investment, it was unlikely that another party would be prepared to offer a similar premium to that proposed by Hecla. The Klondex Board also considered the fact that the exclusivity requested by Hecla was for a relatively short period of time and could be re-evaluated, and that any final agreement with Hecla would not preclude superior third party offers, subject to the payment of a termination fee. Klondex Management also indicated that the Company had initiated initial discussions with Investec in order to request a potential revision of the Investec Facility Agreement in order to increase the Company’s credit facility from US$40 million (of which US$35 million had been drawn-down) to US$75 million. On February 13, 2018, the Investec Facility Agreement was amended to increase the borrowing capacity by US$5 million from US$40 million to US$45 million.

Based on the foregoing, and after considering the advice of GMP Securities and INFOR Financial and legal counsel, the Klondex Board determined at the January 26, 2018 Meeting not to conduct a broader market check for other potential buyers of all of the issued and outstanding Klondex Shares referred to above. Accordingly, the Klondex Board agreed it was in the best interests of the Company and Klondex Shareholders to pursue the Hecla proposal. The Klondex Board therefore directed Klondex Management, GMP Securities and INFOR Financial to continue to pursue the Hecla proposal, subject to the following changes: (i) an increase in the total consideration payable to US$667 million (or US$3.50 per Klondex Share); (ii) deal protection terms more favourable to Klondex, including a termination fee equal to 3% of the equity value of the transaction (the Initial Hecla Proposal Letter had a termination fee of 4%); (iii) a reverse break-fee of 3% of the equity value of the transaction in favour of Klondex in certain circumstances; (iv) a condition in favour of Klondex to carry out confirmatory due diligence on Hecla; and (v) a US$15 million line of credit from Hecla on or prior to the execution of the definitive agreement.

At the January 26, 2018 Meeting, the Klondex Board also determined that, in light of the ongoing negotiations with Hecla, it would be appropriate to form an independent committee of Klondex directors, and, accordingly, the Klondex Board passed a resolution to create the Independent Committee comprised of Richard Hall (Chair), Rodney Cooper, Charles Oliver and Blair Schultz. The Independent Committee’s mandate included, among other things: (i) to review and assess Hecla’s proposal; (ii) to assess the competing strategic alternatives (including an assessment of a stand-alone plan) available to Klondex; (iii) to assist in the negotiation of any definitive agreement and other ancillary documents relating thereto, should the Independent Committee decide that was the appropriate course to follow; and (iv) to make recommendations to the Klondex Board with respect to Hecla’s proposal and any other strategic transaction to be considered or entered into by Klondex.

Execution of the Revised Hecla Proposal Letter

On January 28, 2018, the Klondex Board instructed GMP Securities and INFOR Financial to submit Klondex’s proposed revisions to the Initial Hecla Proposal Letter to CIBC Capital Markets, Hecla’s financial advisor. That evening, Phil Baker, the President and Chief Executive Officer of Hecla and Richard Hall, Chair of the Klondex Board and Chair of the Independent Committee, had a telephone discussion regarding Klondex’s comments on the Initial Hecla Proposal Letter.

On January 29, 2018, CIBC Capital Markets, Hecla’s financial advisor, delivered to GMP Securities and INFOR Financial a revised proposal letter (the “Revised Hecla Proposal Letter”) responding to Klondex’s comments and setting a deadline of 5:00 p.m. Pacific Standard Time on January 30, 2018 for Klondex to respond. The Revised Hecla Proposal Letter proposed: (i) an aggregate purchase price of US$647 million (or US$3.44 per Klondex Share) for the purchase of all of the outstanding Klondex Shares, with the consideration being payable in Hecla Shares or a combination of Hecla Shares and cash to be agreed upon by Klondex and Hecla after considering the tax and securities law implications for both parties and their respective securityholders; (ii) a break-fee equal to US$25 million (equal to 3.9% of the aggregate equity value of the transaction) payable to Hecla in certain circumstances upon termination of the definitive agreement; (iii) a reverse break-fee in the amount of US$25 million payable to Klondex upon termination of the definitive agreement by Hecla in order to permit Hecla to enter into a transaction pursuant to which Hecla would be acquired by a third party; and (iv) an exclusivity period to February 25, 2018. Hecla also proposed to allow Klondex to carry out due diligence on Hecla and was receptive to granting Klondex a line of credit (which Klondex later determined it did not require). The non-binding proposal was also subject to a further detailed due diligence review by Hecla to be conducted during the exclusivity period.

Upon receipt of the Revised Hecla Proposal Letter, a meeting was called for January 30, 2018 for each of the Independent Committee and the Klondex Board (the “January 30, 2018 Meeting”) to consider the Revised Hecla Proposal Letter. At the January 30, 2018 Meeting, the Klondex Board discussed the Revised Hecla Proposal Letter, together with Klondex Management and Klondex’s legal counsel and financial co-advisors. After a detailed discussion, the Klondex Board adjourned the January 30, 2018 Meeting to permit the Independent Committee to consider the Revised Hecla Proposal Letter, with the other members of the Klondex Board and legal counsel being present at the invitation of the Independent Committee. The Independent Committee then met in camera and agreed upon its recommendation to the Klondex Board with respect to the Revised Hecla Proposal Letter. Immediately following the Independent Committee meeting, the Klondex Board reconvened the adjourned January 30, 2018 Meeting from earlier that afternoon. At the reconvened January 30, 2018 Meeting, the Independent Committee provided its unanimous recommendation to the Klondex Board that

Klondex proceed with executing the Revised Hecla Proposal Letter. In light of the recommendation of the Independent Committee, and following further discussion, the Klondex Board resolved that Klondex execute the Revised Hecla Proposal Letter. Following the January 30, 2018 Meeting, Klondex executed the Revised Hecla Proposal Letter with Hecla.

The Independent Committee met on February 10, and 12, 2018 in connection with the process of reviewing and selecting an independent financial advisor to the Independent Committee, which included interviews with two potential candidates for the role of financial advisor to the Independent Committee. Maxit Capital was subsequently engaged as financial advisor to the Independent Committee effective February 12, 2018.

On February 11, 2018, Mr. Baker met with Mr. Hall to discuss the potential definitive transaction between Hecla and Klondex, including the possibility of spinning out Klondex’s Canadian assets to Klondex Shareholders through a new publicly-listed Canadian corporation (Havilah), since Hecla had determined that it was only interested in Klondex’s Nevada assets and not its Canadian assets. As part of Hecla’s proposal for a possible spinout of Klondex’s Canadian assets, Hecla also raised the possibility of a potential cash investment by Hecla into Havilah. Mr. Baker and Mr. Hall agreed that the spinout structure would likely prolong the time needed to structure and complete a definitive transaction, and discussed the effect it would have on Hecla’s exclusivity, which was to expire on February 25, 2018. Mr. Hall also indicated that there would be a number of factors that the Klondex Board would have to consider regarding a spinout, including the proportion of the aggregate consideration that would be allotted to each of Havilah and Klondex, the amount of cash that Hecla would invest in Havilah and the makeup of a management team and board of directors of Havilah. Mr. Baker indicated that Hecla would provide Klondex with a revised written proposal that reflected the spin-out structure.

Throughout February 2018, Hecla and its legal counsel and financial advisors engaged in legal, financial and technical due diligence of Klondex and its material assets. Hecla’s due diligence included a review of the documents uploaded to Klondex’s data room, attending technical meetings with Klondex Management and conducting site visits to certain Klondex mines including True North in Manitoba, Canada. During this time, Klondex Management, under the supervision of the Independent Committee, also conducted confirmatory legal, financial and technical due diligence on Hecla and its material properties, which included site visits to Hecla’s Casa Berardi mine in Québec and the Greens Creek mine in Alaska by certain members of the Independent Committee and Klondex Management.

During February 2018, the trading price of the Klondex Shares declined sharply (from a closing price of US$2.27 on the NYSE American on February 1, 2018 to a closing price of US$1.32 on the NYSE American on February 28, 2018) following the release of Klondex’s production results for 2017 and production guidance for 2018, as well as an updated report on mineral reserves and resources at Fire Creek that was released by Klondex on February 6, 2018 (the “R&R Statement”) that showed a decline in both contained gold ounces and gold grade. Subsequent to the announcement of the R&R Statement, Hecla focused further attention and resources on reconciling the revised R&R Statement and the potential impact on the mine plan for Fire Creek.

In light of the revised R&R Statement and drop in the trading price of the Klondex Shares, discussions between the respective financial advisors of Klondex and Hecla during the exclusivity period focused on potential revisions to the proposed consideration reflected in the Revised Hecla Proposal Letter, as well as on further due diligence of the Klondex assets, specifically Fire Creek. In light of these discussions, the Klondex Board became concerned about Hecla repricing its proposal to a much lower amount or even walking away from the transaction. The Klondex Board, with assistance from Klondex’s legal counsel and financial co-advisors, therefore began to explore other potential alternative options, including a potential rights offering and preparing a short form base shelf prospectus to access the capital markets in the event that a transaction with Hecla did not proceed.

On February 16, 2018, Mr. Baker contacted Mr. Hall and indicated that Hecla and Klondex would not be able to settle a definitive Arrangement Agreement by the expiry date of the exclusivity period of February 25, 2018, given that Hecla’s due diligence of Klondex was still on-going (which included a request from Hecla for an additional site visit in Nevada) and because the structure of the Arrangement still needed to be settled. Mr. Baker confirmed that the proposed Arrangement structure would include a spin-out of the Klondex Canadian assets. There was no indication from Mr. Baker on whether there would be a repricing of the Arrangement by Hecla.

On February 16, 2018, Hecla, through its legal counsel, provided an initial draft of the Arrangement Agreement to Klondex’s legal counsel. The initial draft of the Arrangement Agreement did not contain pricing terms for the Arrangement.

On February 23, 2018, Mr. Baker contacted Mr. Hall indicating that Hecla was planning on providing a revised proposal, which would include a revised price, a spin-out of the Klondex Canadian assets, and an extended exclusivity period expiring on March 12, 2018.

On February 25, 2018, a meeting of the Klondex Board was called (the “February 25, 2018 Meeting”), which was attended by the legal counsel and co-financial advisors of Klondex. At the February 25, 2018 Meeting, Klondex Management provided an update regarding the financial performance of Klondex and expectations regarding the cash position of Klondex at the end of the first quarter of 2018. Klondex’s cash position was expected to be significantly below budget as a result of lower than expected production. Mr. Hall, GMP Securities and INFOR Financial then provided a summary of their respective discussions with Hecla and the request by Hecla to extend the exclusivity period to March 12, 2018. The Klondex Board held a detailed discussion regarding the financing options and other potential alternatives and strategies available to Klondex if Klondex determined not to extend Hecla’s exclusivity period or if a transaction did not materialize with Hecla. As part of this discussion, Klondex’s legal counsel and financial co-advisors provided the Klondex Board with a detailed analysis and timeline for the completion of a rights offering. The Klondex Board discussed whether a US$20 million to US$25 million rights offering would be achievable and at what price. In addition, Klondex Management noted that in light of the Company’s production concerns, it was looking into entering into processing arrangements with third parties to process stockpiles from the Hollister Mine in order to realize additional ounces in a shorter time period. Ultimately, the Company did not pursue a rights offering but did enter into processing arrangements with third parties to process stockpiles from the Hollister Mine in the ordinary course of business.

After detailed discussion, the Klondex Board adjourned the February 25, 2018 Meeting to permit the Independent Committee to discuss the potential extension of Hecla’s exclusivity period to March 12, 2018. The Independent Committee then met in camera and agreed upon its recommendation to the Klondex Board with respect to the extension of the exclusivity period until March 5, 2018, with the understanding that if on or before the expiry of the exclusivity period satisfactory progress was made on the Arrangement, and there was greater clarity with respect to Hecla’s pricing of Klondex in respect of the Arrangement, including a value attributed to Havilah and a determination of the amount of cash Hecla would be proposing to invest in Havilah, then Klondex would consider extending Hecla’s exclusivity to March 12, 2018.

On February 26, 2018, Hecla agreed to an extension of the exclusivity period from February 28, 2018 to March 5, 2018 with a potential further extension of the exclusivity period to March 12, 2018. The additional requested due diligence site visit in Nevada was conducted by Hecla between February 28 and March 2, 2018.

At the end of February 2018, while the exclusivity period with Hecla was ongoing, Mr. Huet was contacted by the Chairman and Chief Executive Officer of a third-party mining company to discuss a potential “merger of equals” between the two parties. In accordance with Klondex’s exclusivity obligations to Hecla, Mr. Huet did not entertain such discussions. Additionally, in early March 2018, while the exclusivity period with Hecla was ongoing, Mr. Huet was contacted by another Chief Executive Officer of a producing mining company to discuss the potential acquisition of Klondex (no purchase price was mentioned) and again Mr. Huet, in accordance with Klondex’s exclusivity obligations to Hecla, did not entertain such discussions. The Klondex Board discussed with its financial co-advisors the likelihood of a transaction materializing with one of these counterparties should the Hecla exclusivity expire. The view of the Klondex Board and financial co-advisors was that a merger of equals would not address the financial problems of the Company; furthermore, it was the view of the Klondex Board and financial co-advisors that it would take another potential counterparty a significant amount of time to complete sufficient due diligence on Klondex before it would be in a position to determine whether to make a compelling offer for the Company, and, even if such offer did materialize, there was no guarantee such offer would exceed the Hecla proposal. Legal counsel also advised the Klondex Board that any agreement with Hecla would not preclude third party superior offers, subject to the payment of a termination fee.

Between the end of February 2018 through early March 2018, representatives of Hecla and Klondex, along with their respective legal counsel and financial advisors, engaged in continued discussions and negotiations regarding the structure of the Arrangement transaction and the terms of the draft Arrangement Agreement. During this time, Hecla also conducted additional site visits to certain of Klondex’s properties.

On March 5, 2018, CIBC Capital Markets, Hecla’s financial advisor, delivered to GMP Securities and INFOR Financial a revised draft of the Revised Hecla Proposal Letter which contemplated: (i) an aggregate purchase price equal to US$507 million (of which a portion was attributed to the Havilah Shares to be distributed to Klondex Shareholders, with the balance payable in cash, Hecla Shares or a combination thereof), which represented a purchase price per Klondex Share of US$2.66 and a 78% premium to the closing trading price of the Klondex Shares on the NYSE American on March 2, 2018 (being the last trading day prior to March 5, 2018) (or a 53% premium excluding the Havilah Shares) and a 66% premium to Klondex’s 20-day VWAP on the NYSE American (or a 43% premium excluding the Havilah Shares); (ii) an extension of the expiry date of the exclusivity period from March 5, 2018 to March 12, 2018; and (iii) a reciprocal break fee of US$20 million (3.9% of the equity value of the transaction with Hecla). The revised draft of the Revised Hecla Proposal Letter ascribed a value of US$70 million to Havilah, and also provided that Hecla would subscribe for US$5 million of Havilah common shares. CIBC Capital Markets also indicated to GMP Securities and INFOR Financial that the decrease in aggregate purchase price was due to Hecla’s diminished view of Klondex’s prospects.

Upon receipt of the revised draft of the Revised Hecla Proposal Letter, a meeting was called for March 6, 2018 for each of the Independent Committee and the Klondex Board (the “March 6, 2018 Meeting”) to consider the terms of the revised draft of the Revised Hecla Proposal Letter. At the March 6, 2018 Meeting, the Klondex Board discussed the revised draft of the Revised Hecla Proposal Letter, together with Klondex Management and Klondex’s legal counsel and financial co-advisors. At the March 6, 2018 Meeting, GMP Securities and INFOR Financial provided a detailed analysis of the terms of the revised draft of the Revised Hecla Proposal Letter. GMP Securities and INFOR Financial highlighted for the Klondex Board that Hecla’s proposal, as it related to the value attributable to Klondex, represented a significant premium to the trading price of Klondex. However, GMP Securities and INFOR Financial also indicated that they believed the US$70 million value being attributed to Klondex’s Canadian assets was too high. GMP Securities and INFOR Financial advised the Klondex Board that while Hecla’s proposal still represented a significant premium, it would be reasonable for the Company to request an increased price based on a number of factors, including a reallocation of the value Hecla attributed to Klondex’s Canadian assets relative to its Nevada assets.

After a detailed discussion, the Klondex Board adjourned the March 6, 2018 Meeting to permit the Independent Committee to consider the terms of the revised draft of the Revised Hecla Proposal Letter, with the other members of the Klondex Board and its legal advisors being present at the invitation of the Independent Committee. The Independent Committee then met in camera and agreed upon its recommendation to the Klondex Board with respect to the revised draft of the Revised Hecla Proposal Letter. Immediately following the Independent Committee meeting, the Klondex Board reconvened the adjourned March 6, 2018 Meeting from earlier that afternoon. At the reconvened March 6, 2018 Meeting, the Independent Committee provided its unanimous recommendation to the Klondex Board that Klondex: (i) further negotiate with Hecla to request an increased price of US$555 million; and (ii) extend the exclusivity period with Hecla to March 12, 2018. In light of the recommendations of the Independent Committee, and following further discussion, the Klondex Board resolved that Klondex further negotiate with Hecla as recommended by the Independent Committee and extend the exclusivity period with Hecla to March 12, 2018.

Execution of Final Hecla Proposal Letter

On March 7, 2018, Mr. Hall contacted Mr. Baker indicating that the Klondex Board had considered the terms of the revised draft of the Revised Hecla Proposal Letter and that (i) Klondex requested that the total consideration be increased to US$555 million, including a reallocation of the value being attributed to Klondex’s Canadian assets and Nevada assets, (ii) Klondex preferred that the consideration consist of Hecla Shares to the maximum extent permissible without triggering the requirement for a Hecla shareholder meeting, and (iii) Klondex would be agreeable to extending the exclusivity period with Hecla to March 12, 2018.

On March 8, 2018, CIBC Capital Markets, Hecla’s financial advisor, delivered to GMP Securities and INFOR Financial a further revised draft of the Revised Hecla Proposal Letter (the “Final Hecla Proposal Letter”) which was a best and final proposal and contemplated an increase in the total price to US$515 million, which represented a purchase price per Klondex Share of US$2.71 and a 94% premium to the closing price of the Klondex Shares on the NYSE American on March 8, 2018 (or a 77% premium excluding the value attributed to the Havilah Shares) and a 76% premium to Klondex’s 20-day VWAP on the NYSE American (or a 61% premium excluding the value attributed to the Havilah Shares). The consideration would be payable in a combination of: (i) Hecla Shares and cash totaling US$470 million, to be agreed upon by Klondex and Hecla in the definitive agreement, provided the issuance of Hecla Shares would not exceed more than 19.9% of the issued and outstanding Hecla Shares; and (ii) Havilah Shares with an ascribed value of US$45 million. The reciprocal break fee in respect of the transaction was proposed to remain at 3.9% of the equity value of the transaction. The Final Hecla Proposal Letter also reiterated Hecla’s previous request for voting support agreements in favor of Hecla entered into by Klondex Management and certain specified institutional shareholders of Klondex.

Upon receipt of the Final Hecla Proposal Letter, a meeting was called for March 9, 2018 for each of the Independent Committee and the Klondex Board (the “March 9, 2018 Meeting”) to consider the terms of the Final Hecla Proposal Letter. As the Final Hecla Proposal Letter still contemplated the support of certain shareholders of Klondex, the Klondex Board instructed GMP Securities and INFOR Financial to reach out to two institutional Klondex Shareholders and discuss with them the broad terms of the Final Hecla Proposal Letter ahead of the March 9, 2018 Meeting.

The Klondex Board convened the March 9, 2018 Meeting to discuss the Final Hecla Proposal Letter, together with Klondex Management and Klondex’s legal counsel and financial advisors. At the March 9, 2018 Meeting, GMP Securities and INFOR Financial provided a detailed analysis of the terms of the Final Hecla Proposal Letter. GMP Securities and INFOR Financial advised the Klondex Board that the terms of the Final Hecla Proposal Letter presented a significant premium and that Hecla confirmed that the Final Hecla Proposal Letter would be its best and final proposal and under no condition would Hecla negotiate further and that Hecla set a deadline of 12:00 p.m. (Pacific Daylight Time) on March 11, 2018 for Klondex to respond. GMP Securities and INFOR Financial also summarized their discussions with two institutional Klondex Shareholders exercising beneficial control over approximately 23.60% of the issued and outstanding Klondex Shares regarding supporting the transaction and confirmed that these two institutional Klondex Shareholders were very supportive of the proposed transaction with Hecla. GMP Securities and INFOR Financial further added that the two institutional Klondex Shareholders were informed that Klondex had previously been exploring a strategic investment or recapitalization alternatives, which led to the Initial Hecla Proposal Letter, and that they were not supportive of any such alternative transactions.

After a detailed discussion, the Klondex Board adjourned the March 9, 2018 Meeting to permit the Independent Committee to consider the terms of the Final Hecla Proposal Letter, with the other members of the Klondex Board and legal counsel being present at the invitation of the Independent Committee. The Independent Committee then met in camera and agreed upon its recommendation to the Klondex Board with respect to the Final Hecla Proposal Letter. Immediately following the Independent Committee meeting, the Klondex Board reconvened the adjourned March 9, 2018 Meeting from earlier that afternoon. At the reconvened March 9, 2018 Meeting, the Independent Committee provided its unanimous recommendation to the Klondex Board that

Klondex proceed with executing the Final Hecla Proposal Letter. In light of the recommendation of the Independent Committee, and following further discussion, the Klondex Board resolved that Klondex execute the Final Hecla Proposal Letter. Following the March 9, 2018 Meeting, Klondex executed the Final Hecla Proposal Letter with Hecla.

Negotiation of a Definitive Arrangement Agreement and Approval of the Arrangement

In the days following the March 9, 2018 Meeting through to March 16, 2018, representatives of Hecla and Klondex, along with their respective legal counsel and financial advisors, engaged in continued discussions and negotiations regarding the terms of the Arrangement Agreement, the Arrangement and the negotiation of Klondex Voting Agreements and Klondex Support Agreements with the Klondex Directors and officers of Klondex and the negotiation of Klondex Support Letter Agreements with two institutional Klondex Shareholders. During this time, Hecla also conducted additional site visits to certain of Klondex’s properties. On March 12, 2018, Hecla held an oral due diligence session for Klondex and its advisors.

During this period, the Independent Committee, with the assistance of its legal and financial advisors, reviewed and provided comments on multiple drafts of the Arrangement Agreement and considered various specific components thereof, including conditions to closing, tax considerations, due diligence on the Midas tailings dam facility, and the treatment of holders of Other Affected Securities. During its negotiations with Hecla, Klondex paid particular attention to matters that potentially impacted deal certainty, including structuring the transaction in a manner that would not require a Hecla stockholder vote and reducing the number and the nature of the conditions to be met by Klondex in respect of the Arrangement.

On March 16, 2018, a meeting of the Klondex Board was called (the “March 16, 2018 Meeting”) which was attended by the legal counsel and financial advisors of Klondex. At the March 16, 2018 Meeting, legal counsel and financial advisors to Klondex as well as Klondex Management provided an update regarding certain outstanding items that would need to be resolved prior to settling the definitive Arrangement Agreement with Hecla, including: (i) receipt of a definitive voting support agreement from a third institutional Klondex Shareholder; (ii) the VWAP calculation to be used in determining the Hecla Consideration; (iii) receipt of a definitive voting support agreement from all of the Klondex Directors; (iv) certain representations and warranties contained in the Arrangement Agreement; and (v) the treatment of Performance RSUs. Then, GMP Securities and INFOR Financial, financial co-advisors to Klondex, gave a detailed presentation to the Klondex Board which concluded with GMP Securities orally advising (subsequently confirming in writing) that, on the basis of the assumptions, limitations and qualifications to be set forth in the GMP Securities Fairness Opinion subsequently delivered by GMP Securities, as of the date of the GMP Securities Fairness Opinion, the Arrangement Consideration to be received by Klondex Shareholders in respect of the Arrangement, was fair, from a financial point of view.

After a detailed discussion, the Klondex Board adjourned the March 16, 2018 Meeting to permit the Independent Committee to consider the terms of the Arrangement Agreement, with the other members of the Klondex Board and legal counsel being present at the invitation of the Independent Committee. At the meeting of the Independent Committee, Maxit Capital, financial advisor to the Independent Committee, provided its oral opinion to the Independent Committee which concluded with Maxit Capital advising (subsequently confirming in writing) that, on the basis of the assumptions, limitations and qualifications to be set forth in the Maxit Capital Fairness Opinion subsequently delivered by Maxit Capital, as of the date of the Maxit Capital Fairness Opinion, the Arrangement Consideration to be received by Klondex Shareholders in respect of the Arrangement, was fair, from a financial point of view. The Independent Committee then met in camera and agreed to accept the oral fairness opinion received from Maxit Capital. After careful consideration by the Independent Committee, including a thorough review of the Arrangement and the Maxit Capital Fairness Opinion, subject to the assumptions, limitations and qualifications set out therein, as to the fairness, from a financial point of view, of the Arrangement Consideration to be received by the Klondex Shareholders pursuant to the Arrangement, as well as a thorough review of other matters, including matters discussed with respect to the Arrangement Agreement, and taking into account the best interests of Klondex and the impact on Klondex’s stakeholders, and consultation with its financial advisors and legal advisors, the Independent Committee unanimously determined that the Arrangement and the entering into of the Arrangement Agreement were in the best interests of Klondex and fair to the Klondex Securityholders.

Immediately following the Independent Committee meeting, the Klondex Board reconvened the adjourned March 16, 2018 Meeting from earlier that afternoon. At the reconvened March 16, 2018 Meeting, the Independent Committee provided its unanimous recommendation to the Klondex Board that, subject to the outstanding matters on the Arrangement Agreement being resolved on acceptable terms, Klondex enter into the Arrangement Agreement with Hecla and Hecla Acquisition Subco. In light of the recommendation of the Independent Committee, and following further discussion, the Klondex Board resolved and determined: (i) to accept the oral fairness opinion received from GMP Securities that the Arrangement Consideration was fair, from a financial point of view, to the Klondex Shareholders; (ii) that the Arrangement was in the best interests of Klondex and fair to the Klondex Securityholders; (iii) that Klondex enter into the Arrangement Agreement with Hecla, subject to the finalization of any outstanding items on acceptable terms, and that Klondex perform its obligations thereunder; (iv) that the Klondex Securityholders be asked to consider, and, if thought advisable, approve, the Arrangement Resolution; and (v) that the Klondex Board unanimously recommend that Klondex Securityholders vote in favour of the Arrangement Resolution.

In the hours following the March 16, 2018 Meeting, representatives of Hecla and Klondex, along with their respective legal and financial advisors, engaged in continued discussions and negotiations regarding the terms of the Arrangement Agreement, and were able to resolve the outstanding matters on acceptable terms (including the receipt of definitive Klondex Support Letter Agreements from two institutional Klondex Shareholders and Klondex Voting Agreements and Klondex Support Agreements, as applicable, from all of the Klondex Directors and certain officers of Klondex), which ultimately resulted in Hecla, Hecla Acquisition Subco and Klondex executing the Arrangement Agreement in the evening on March 16, 2018.

Klondex and Hecla subsequently issued a joint press release announcing that the parties had entered into the Arrangement Agreement, and, on March 19, 2018, a joint conference call with Hecla was hosted by Hecla with Messrs. Baker and Huet presenting the proposed transaction. Upon the announcement of the entering into of the Arrangement Agreement, all standstill provisions contained in confidentiality agreements between Klondex and certain third parties automatically terminated.

Fairness Opinions

Pursuant to the GMP/INFOR Engagement Letter, Klondex retained GMP Securities and INFOR Financial to act as financial co-advisors to enhance shareholder value, including without limitation, with respect to, potentially, a strategic investment in the Company by a third party, a recapitalization of the Company, the payment of a special dividend or other distribution to Klondex Shareholders, or the acquisition of shares, assets or businesses of another entity but excluding certain transactions. Subsequent to the retention of GMP Securities and INFOR Financial, the Klondex Board requested that GMP Securities evaluate the fairness, from a financial point of view, of the Arrangement Consideration to be received by Klondex Shareholders pursuant to the Arrangement. Under the GMP/INFOR Engagement Letter, as consideration for the services provided by GMP Securities and INFOR Financial, the Company agreed to pay a monthly work fee as well as a contingency fee based on the completion of certain categories of transactions (for greater certainty, including the Arrangement) that were brought by GMP Securities and INFOR Financial to the Company during a twelve-month period ending November 30, 2018 or during the nine month period following any termination of the GMP/INFOR Engagement Letter. Also, the Company agreed to pay an aggregate fee upon delivery of the final version of a fairness opinion requested from one or both of GMP Securities or INFOR Financial, whether or not a transaction is completed which fee shall be credited against any fee assessed with the completion of the Arrangement or any alternative transaction.

Pursuant to the Maxit Capital Engagement Letter, the Independent Committee retained Maxit Capital to act as its financial advisor in connection with the Arrangement and any alternative transaction and to provide a fairness opinion, from a financial point of view, of the Arrangement Consideration to be received by Klondex Shareholders pursuant to the Arrangement. Under the Maxit Capital Engagement Letter, a fee was payable to Maxit Capital by the Company upon delivery of the Maxit Capital Fairness Opinion. The fee was not conditioned on whether or not the Maxit Capital Fairness Opinion was favourable or the transaction that the Maxit Capital Fairness Opinion relates to is completed.

On March 16, 2018, the Independent Committee received the oral opinion of Maxit Capital and the Klondex Board received the oral opinion from GMP Securities, to the effect that, as of the date of the Maxit Capital Fairness Opinion and the GMP Securities Fairness Opinion, respectively, subject to the assumptions, limitations and qualifications set out therein, the Arrangement Consideration is fair, from a financial point of view, to the Klondex Shareholders. The oral opinions were subsequently confirmed by delivery of the written Fairness Opinions. The Independent Committee and the Klondex Board reviewed and accepted the Maxit Capital Fairness Opinion and the GMP Securities Fairness Opinion, respectively.

This summary is qualified in its entirety by reference to the full texts of the Fairness Opinions. The full text of each of the Fairness Opinions, which set forth, among other things, the respective assumptions made, matters considered and limitations and qualifications set out therein, is attached as Appendix “C” and Appendix “D” to this Circular. Klondex Shareholders are urged to, and should, read the Fairness Opinions in their entirety. For more information, see “Part 9 – Opinion of Maxit Capital” and “Part 10 – Opinion of GMP Securities” of this Circular.

Under the terms of their respective engagements, Klondex has agreed to reimburse GMP Securities and Maxit Capital for their reasonable out-of-pocket expenses, whether or not the Arrangement is completed, and to indemnify GMP Securities and Maxit Capital against certain potential liabilities and expenses arising from their respective engagements.

Subject to the terms of their respective engagements, each of GMP Securities and Maxit Capital has consented to the inclusion in this Circular of its respective Fairness Opinion in its entirety, together with the summary herein and other information relating to GMP Securities and Maxit Capital, respectively. The Fairness Opinions were provided to the Klondex Board and Independent Committee, as applicable, for its exclusive use only in considering the Arrangement, and may not be relied upon by any other person or for any other purpose or published or disclosed to any other person, without the express written consent of GMP Securities and Maxit Capital, as applicable. The Fairness Opinions address only the fairness, from a financial point of view, of the Arrangement Consideration to be received by the Klondex Shareholders pursuant to the Arrangement and do not and should not be construed as valuations of Klondex, Hecla or Havilah (or any of their respective affiliates) or their respective assets, liabilities or securities or as a recommendation to any Klondex Securityholder as to how to vote with respect to the Arrangement or any other matter at the Meeting.

Recommendation of the Klondex Board

The Klondex Board, after consultation with its financial co-advisors and legal counsel and having taken into account the Fairness Opinions and such other matters as it considered necessary and relevant, including the factors set out below under the heading “Part 7 – The Arrangement – Reasons for the Arrangement” and the unanimous recommendation of the Independent Committee, has unanimously determined that the Arrangement is in the best interests of Klondex and is fair to the Klondex Securityholders. Accordingly, the Klondex Board unanimously recommends that Klondex Securityholders vote FOR the Arrangement Resolution.

All of the Klondex Directors and officers of Klondex intend to vote all of their Affected Securities in favour of the Arrangement Resolution, subject to the terms of the Arrangement Agreement and the Klondex Support Agreements or the Klondex Voting Agreements, as applicable. Hecla has entered into Klondex Voting Agreements with each of William Matlack, Blair Schultz, Paul Huet, Richard Hall, Barry Dahl, James Haggarty and Rodney Cooper, pursuant to which each of the aforementioned Klondex Directors and officers of Klondex has agreed to, among other things, support the Arrangement and to vote their Klondex Shares and Other Affected Securities (including any Klondex Shares issued upon the exercise or exchange of any Other Affected Securities) in favour of the Arrangement Resolution. Additionally, Hecla has entered into Klondex Support Agreements with each of Brian Morris, Charles Oliver, John Antwi, Mark Daniel and Michael Doolin, pursuant to which each of the aforementioned Klondex Directors and officers of Klondex has agreed to, among other things, cooperate with Klondex and Hecla to successfully complete the Arrangement.

One of the directors of Klondex who has entered into a Klondex Voting Agreement intends to pledge his Klondex Shares to a third party lender for personal financial planning purposes. The director will still have complete control and direction over voting of the Klondex Shares and will continue to be subject to the Klondex Voting Agreement.

Reasons for the Arrangement

The Independent Committee and the Klondex Board reviewed and considered a significant amount of information and considered a number of factors relating to the Arrangement, with the benefit of advice from Klondex Management, and the respective financial advisors and legal advisors of the Independent Committee and the Klondex Board. The following is a summary of the principal reasons for the unanimous recommendation of the Independent Committee and the Klondex Board that Klondex Securityholders vote FOR the Arrangement Resolution. For the purposes of the following, references to Klondex Shareholders include holders of In-the-Money Klondex Options and Klondex RSUs who receive Klondex Shares pursuant to the Arrangement:

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Significant Premium. The Hecla Consideration represents a value of US$2.47 per Klondex Share, which represents a premium of approximately 59% based on the 30-day VWAP of the Klondex Shares on the NYSE American on March 16, 2018, the last trading day prior to the announcement of the Arrangement, and a premium of approximately 72% based on the closing price of Klondex Shares on the NYSE American on March 16, 2018. In addition to the Hecla Consideration, Klondex Shareholders will also receive 0.125 of a Havilah Share for each Klondex Share held.

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Meaningful Ownership in a Stronger Combined Company that Can Better Maximize the Value of Klondex Assets. The Arrangement will provide Klondex Shareholders who receive Hecla Shares in connection with the Arrangement with exposure to a diversified precious metals producer with operating mines in Québec, Alaska, Idaho, Mexico and Nevada that has a proven track record of successfully acquiring and optimizing underground assets, has a broader asset and commodity base delivering cash flow diversification and risk mitigation and superior financial strength and flexibility, with a lower cost of capital, to support development and exploration programs at the Fire Creek Mine, Hollister Mine and Midas Mine. It is expected that upon completion of the Arrangement, existing stockholders of Hecla and former Klondex Shareholders will own approximately 83.8% and 16.2%, respectively, of the outstanding Hecla Shares.

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Alternatives Considered. The Independent Committee and the Klondex Board considered the financing options and other potential alternatives and strategies available to Klondex if it did not enter into the Arrangement Agreement and continued with a stand-alone plan, the financial condition of Klondex, the fact that none of the potential investors that had been contacted appeared to be interested in making a strategic investment in Klondex in the near-term, that discussions with these counterparties were not progressing quickly and that none of these entities had expressed an interest in acquiring all of Klondex, and determined that entering into the Arrangement Agreement was the best alternative for Klondex Securityholders and in the best interest of Klondex.

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Enhanced Liquidity. The Hecla Shares receivable under the Arrangement will provide Klondex Shareholders with enhanced liquidity compared to Klondex Shares. The Hecla Shares are listed on the NYSE, and Hecla has significantly greater balance sheet strength, market capitalization and trading liquidity than Klondex. As at March 16, 2018, Hecla’s market capitalization was US$1.5 billion and

Klondex’s was US$259 million, while Hecla’s average daily trading value during 2017 was US$29.1 million on the NYSE, whereas Klondex’s was US$10.3 million on the NYSE American.

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Ownership of Havilah Shares. Klondex’s Canadian assets, including True North, the Bison Manitoba properties as well as additional Ontario and Manitoba mineral interests, will be transferred to Havilah and Klondex Shareholders will receive Havilah Shares pursuant to the Arrangement. In addition, Hecla will subscribe for US$7,000,000 of Havilah Shares, representing a 13.46% interest in the outstanding common shares of Havilah, providing important capital for Havilah. The Havilah Shares provide Klondex Shareholders with continued exposure to Klondex’s Canadian assets. It is a condition to the completion of the Arrangement that one of the TSX, the TSXV or the Canadian Securities Exchange conditionally approve the listing of the Havilah Shares to be distributed under the Arrangement. Havilah has applied to have the Havilah Shares listed on the TSXV. Listing is subject to the approval of the TSXV in accordance with its original listing requirements. The TSXV has not conditionally approved the listing of the Havilah Shares on the TSXV and there is no assurance that the TSXV will approve the listing application. There is no present intention to list Havilah Shares for trading on any national securities exchange in the United States.

•

Fairness Opinions. GMP Securities, financial co-advisor to Klondex, and Maxit Capital, financial advisor to the Independent Committee, have each provided a fairness opinion concluding that as of the date thereof, and subject to and based on the assumptions, limitations and qualifications set out therein, the Arrangement Consideration to be received by Klondex Shareholders pursuant to the Arrangement is fair, from a financial point of view, to the Klondex Shareholders.

•

Acceptance by Klondex Directors and Officers of Klondex. All of the Klondex Directors and officers of Klondex have entered into either Klondex Voting Agreements or Klondex Support Agreements with Hecla. Under the Klondex Voting Agreements, each of the following Klondex Directors and officers of Klondex has agreed to, among other things, support the Arrangement and to vote their Klondex Shares and Other Affected Securities (including any Klondex Shares issued upon the exercise or exchange of any Other Affected Securities) in favour of the Arrangement Resolution: William Matlack, Blair Schultz, Paul Huet, Richard Hall, Barry Dahl, James Haggarty and Rodney Cooper. Under the Klondex Support Agreements, each of the following Klondex Directors and officers of Klondex has agreed to, among other things, cooperate with Klondex and Hecla to successfully complete the Arrangement: Brian Morris, Charles Oliver, John Antwi, Mark Daniel and Michael Doolin.

•

Support by Two Institutional Klondex Shareholders. Pursuant to the Klondex Support Letter Agreements, two of the Company’s institutional shareholders have agreed, among other things, to vote, or cause to be voted, all of the Klondex Shares that such shareholders exercise beneficial control over, representing in the aggregate approximately 23.60% of the issued and outstanding Klondex Shares as of the Record Date, in favour of the Arrangement Resolution.

•

Ability to Respond to Unsolicited Superior Proposals. Under the terms of the Arrangement Agreement, the Klondex Board is able to respond to any unsolicited bona fide written proposal that, having regard to all of the terms and conditions of such proposal, if consummated in accordance with its terms, may lead to a Superior Proposal.

•

Negotiated Transaction. The Arrangement Agreement is the result of an arm’s length negotiation process and has been unanimously recommended by the Independent Committee, consisting of independent directors.

•

Securityholder Approval. The Arrangement must be approved by: (i) at least two-thirds (66 2⁄3%) of the votes cast at the Meeting by Klondex Shareholders, present in person or represented by proxy and entitled to vote at the Meeting; and (ii) at least two-thirds (66 2⁄3%) of the votes cast at the Meeting by Klondex Securityholders voting together as a single class, present in person or represented by proxy and entitled to vote at the Meeting.

•

Court Approval. The Arrangement must be approved by the Court, which will consider, among other things, the substantive and procedural fairness and reasonableness of the Arrangement to Klondex Securityholders.

•

Dissent Rights. The Interim Order provides that any Registered Klondex Shareholder may, upon strict compliance with certain conditions, exercise Dissent Rights and, if ultimately successful, receive the fair value of their Dissent Shares in accordance with the Plan of Arrangement.

The foregoing summary of the information considered by the Klondex Board is not, and is not intended to be, exhaustive. In view of the wide variety of factors and information considered in connection with their evaluation of the Arrangement, the Klondex Board did not find it practicable to, and therefore did not, quantify or otherwise attempt to assign any relative weight to each specific factor or item of information considered in reaching their conclusions and recommendations.

Arrangement Mechanics

Under the Plan of Arrangement, commencing at the Effective Time, the following principal steps shall occur and shall be deemed to occur, without any further act or formality, in the order and with the timing set out below.

(a)

Hecla will subscribe for common shares of Hecla Acquisition Subco in an amount equal to the value of the Maximum Cash Consideration and Maximum Shares Consideration, and the Depositary will hold the Maximum Cash Consideration and Maximum Shares Consideration on behalf of Hecla Acquisition Subco in satisfaction of the subscription price payable by Hecla.

(b)

Each In-the-Money Klondex Option outstanding immediately prior to the Effective Time (whether vested or unvested) will, notwithstanding the terms of the Klondex Option Plans, be deemed to be fully vested and transferred to Klondex (free and clear of all Encumbrances) in exchange for that number of Klondex Shares (rounded down to the nearest whole number) obtained by dividing (i) the In-the-Money Amount of such option, by (ii) the Company Share Value, and upon such exchange the holder shall cease to have any rights as a holder in respect of such In-the-Money Klondex Option (other than the right to participate in the remainder of the Arrangement as a holder of the Klondex Shares received in exchange for such In-the-Money Klondex Option).

(c)

Each Out-of-the-Money Klondex Option outstanding immediately prior to the Effective Time (whether vested or unvested) will, notwithstanding the terms of the Klondex Option Plans, be cancelled without any payment therefor, and the holder shall cease to have any rights in respect of such Out-of-the-Money Klondex Option.

(d)

Each Klondex RSU outstanding immediately prior to the Effective Time (whether vested or unvested) will, notwithstanding the terms of the Klondex Option Plans, be deemed to be fully vested and transferred to Klondex (free and clear of all Encumbrances) in exchange for one Klondex Share, and upon such exchange the holder shall cease to have any rights as a holder in respect of such Klondex RSU (other than the right to participate in the remainder of the Arrangement as a holder of the Klondex Shares received in exchange for such Klondex RSU).

(e)

Each Performance RSU outstanding immediately prior to the Effective Time (whether vested or unvested) will, notwithstanding the terms of the Klondex 2016 Stock Option Plan, be deemed to be fully vested and transferred to Klondex (free and clear of all Encumbrances) in exchange for a cash payment in an amount determined by Hecla to be properly due to such holder based on the terms of such Performance RSU, and upon such exchange the holder shall cease to have any rights in respect of such Performance RSU.

(f)	The Klondex Option Plans will be cancelled.

(g)

Each Klondex Share held by a Dissenting Shareholder will be deemed to be surrendered to Klondex (free and clear of all Encumbrances) and cancelled, and such Dissenting Shareholder will cease to have any rights as a holder of Klondex Shares other than a claim to be paid the fair value of such Klondex Share by Klondex in accordance with Article 4 of the Plan of Arrangement.

(h)

Klondex will transfer all of its legal and beneficial right, title and interest in the Havilah Property to Havilah in exchange for that number of Havilah Shares equal to the number of Klondex Shares issued and outstanding immediately following the preceding steps of the Arrangement (including the Klondex Shares issued to former holders of In-the-Money Klondex Options and Klondex RSUs, but excluding any Klondex Shares in respect of which Dissenting Shareholders have exercised Dissent Rights), all in accordance with the terms of the Havilah Contribution Agreement.

(i)	In the course of a reorganization of Klondex’s authorized and issued share capital:

(i)

the notice of articles and articles of Klondex will be amended to create a new class of shares, to be designated the Class A Shares having the rights and restrictions set out in Schedule “A” to the Plan of Arrangement; and

(ii)

each Klondex Share issued and outstanding immediately following the preceding steps of the Arrangement will be exchanged with Klondex (free and clear of any Encumbrances) for one Class A Share and one Havilah Share, and upon such exchange each exchanged Klondex Share will be cancelled.

(j)	The Initial Havilah Share held by Klondex will be cancelled without any payment thereon.

(k)

All of the issued and outstanding Havilah Shares held by a holder of Havilah Shares will be consolidated on the basis of one post-consolidation Havilah Share for each eight pre-consolidation Havilah Shares, and any fractional Havilah Shares resulting from such consolidation will be cancelled without payment or compensation therefor.

(l)

Each Class A Share held by a Participating Former Securityholder who: (i) has duly and validly completed and delivered the applicable Election Document(s) electing to receive the Combination Consideration; or (ii) has not completed and delivered a the applicable Election Document(s) by the Election Deadline or who has otherwise failed to make a valid election to receive the Cash Consideration or Share Consideration in respect of such Participating Former Securityholder’s Klondex Shares, will be deemed to be transferred to Hecla Acquisition Subco (free and clear of all Encumbrances) in exchange for the Combination Consideration, consisting of US$0.8411 in cash and 0.4136 of a Hecla Share.

(m)

Each Class A Share held by a Participating Former Securityholder who has duly and validly completed and delivered the applicable Election Document(s) electing to receive either (i) the Cash Consideration, or (ii) the Share Consideration in respect of all of such Participating Former Securityholder’s Klondex Shares will be deemed to be transferred to Hecla Acquisition Subco (free and clear of all Encumbrances) in exchange for:

(i)	in the case of a Participating Former Securityholder validly electing to receive the Cash Consideration, the Cash Consideration (subject to proration as described in paragraph (n) below); and

(ii)	in the case of a Participating Former Securityholder validly electing to receive the Share Consideration, the Share Consideration (subject to proration as described in paragraph (o) below).

(n)

In the event that the sum of (A) the aggregate Combination Consideration Cash payable pursuant to paragraph (l) above and (B) the Aggregate Elected Cash, exceeds the Maximum Cash Consideration, each Participating Former Securityholder who validly elects to receive the Cash Consideration in respect of all of such Participating Former Securityholder’s Klondex Shares shall, notwithstanding paragraph (m) above:

(i)

only be entitled to receive the Cash Consideration for that portion of their Class A Shares equal to a fraction, rounded to six decimal places, the numerator of which is the Maximum Cash Consideration minus the aggregate Combination Consideration Cash payable pursuant to paragraph (l) above, and the denominator of which is the Aggregate Elected Cash; and

(ii)

be entitled to receive the Share Consideration for the remaining portion of their Class A Shares (including, for the avoidance of doubt, a corresponding portion of the Share Consideration for any fractional Class A Share included in such remaining portion).

(o)

In the event that the sum of (A) the aggregate Combination Consideration Shares payable pursuant to paragraph (l) above and (B) the Aggregate Elected Shares, exceeds the Maximum Shares Consideration, each Participating Former Securityholder who validly elects to receive the Share Consideration shall, notwithstanding paragraph (m) above:

(i)

only be entitled to receive the Share Consideration for that portion of their Class A Shares equal to a fraction, rounded to six decimal places, the numerator of which is the Maximum Shares Consideration minus the aggregate Combination Consideration Shares payable pursuant to paragraph (l) above, and the denominator of which is the Aggregate Elected Shares; and

(ii)

be entitled to receive the Cash Consideration for the remaining portion of their Class A Shares (including, for the avoidance of doubt, any fractional Class A Share included in such remaining portion).

(p)

The resignations of those persons who are directors of the Company immediately prior to the Effective Time, and the appointment of the New Klondex Directors, shall be deemed to be effective immediately following the transfers of the Class A Shares to Hecla Acquisition Subco pursuant to paragraphs (l) and (m) above.

(q)

Upon the resignation of the those persons who are directors of the Company immediately prior to the Effective Time becoming effective, each Klondex DSU outstanding immediately prior to the Effective Time shall be cancelled in exchange for a cash payment by Klondex to the holder of such Klondex DSU equal to the Company Share Value.

(r)	The Klondex DSU Plan will be terminated.

(s)	The notice of articles of 0985472 will be altered to provide that 0985472 will become an unlimited liability company, and that the name of 0985472 will be “0985472 Unlimited Liability Company”.

(t)	The notice of articles of Klondex will be altered to provide that Klondex will become an unlimited liability company, and that the name of Klondex will be “Klondex Unlimited Liability Company”.

(u)	Klondex and 0985472 will amalgamate under Section 288 of the BCBCA to form Amalco One ULC, which will be named “Klondex Mines Unlimited Liability Company”.

(v)	Hecla Acquisition Subco and Amalco One ULC will amalgamate under Section 288 of the BCBCA to form one unlimited liability company continuing under the name “Klondex Mines Unlimited Liability Company”.

(w)

Havilah will issue Havilah Shares to Hecla equal to 15.5535% of the issued and outstanding Havilah Shares immediately prior to the step in this paragraph (w) in exchange for US$7,000,000, such that Hecla will hold approximately 13.46% of the issued and outstanding Havilah Shares immediately following the completion of the Arrangement.

See Appendix “E” of this Circular for a copy of the Plan of Arrangement.

Consideration Election and Proration

Under the Arrangement, Klondex Shareholders will be entitled to receive, for each Klondex Share held: (i) the Hecla Consideration, as described in more detail below; and (ii) the Havilah Consideration, consisting of 0.125 of a Havilah Share (after giving effect to the Havilah Share Consolidation). Holders of Klondex Options and/or Klondex RSUs whose In-the-Money Klondex Options and/or Klondex RSUs are exchanged for Klondex Shares pursuant to the Arrangement will also be entitled to receive, for each such Klondex Share, the Hecla

Consideration and Havilah Consideration in the same manner as Klondex Shareholders. For purposes of the following, references to Klondex Shareholders include holders of In-the-Money Klondex Options and/or Klondex RSUs who receive Klondex Shares pursuant to the Arrangement.

With respect to the Hecla Consideration, Hecla has agreed to pay to each Klondex Shareholder the equivalent of US$2.47 per Klondex Share (based on the relative values of the Klondex Shares and Hecla Shares as at March 16, 2018). The Hecla Consideration to be received by each Klondex Shareholder will consist of either: (i) the Cash Consideration; (ii) the Share Consideration; or (iii) the Combination Consideration, depending on which form of Hecla Consideration the Klondex Shareholder elects to receive (or is deemed to have elected to receive), all as more particularly described below and in the Plan of Arrangement. The actual Hecla Consideration received by a Klondex Shareholder will depend upon such Klondex Shareholder’s consideration election (or deemed election) and, in the case of Klondex Shareholders electing to receive the Cash Consideration or Share Consideration, on the effect of proration.

Klondex Shareholders who elect to receive the Combination Consideration will receive 0.4136 of a Hecla Share and US$0.8411 in cash for each Klondex Share held by them. Klondex Shareholders (other than Dissenting Shareholders) who do not elect to receive the Cash Consideration or the Share Consideration, or who fail to make a valid election as to the form of Hecla Consideration that they wish to receive, will be deemed to have elected to receive the Combination Consideration for each Klondex Share held by them. Klondex Shareholders who elect, or who are deemed to have elected, to receive the Combination Consideration will not be subject to any proration with respect to the cash and Hecla Shares to be received by them.

Set forth below is a summary description of the proration calculations arising as a result of the Maximum Cash Consideration and Maximum Shares Consideration that Hecla is required to deliver under the Arrangement. As a result of the maximums on both cash and Hecla Shares that Hecla is required to deliver under the Arrangement, along with the proration calculations that ensue from those maximums, it is likely that Klondex Shareholders who elect to receive either the Cash Consideration or the Share Consideration will end up receiving both cash and Hecla Shares, notwithstanding their election. If all Klondex Shareholders were to elect to receive either the Cash Consideration or the Share Consideration, then as a result of proration the Hecla Consideration received by each Klondex Shareholder would consist of 0.4136 of a Hecla Share and US$0.8411 in cash for each Klondex Share.

Klondex Shareholders who validly elect to receive the Cash Consideration will, subject to the proration mechanism described below, be entitled to receive US$2.47 in cash for each Klondex Share held by them. The Maximum Cash Consideration that Hecla is required to deliver under the Arrangement is US$157,410,417. The Maximum Cash Consideration will be allocated, first, to Klondex Shareholders who elect, or who are deemed to have elected, to receive the Combination Consideration, to the extent of US$0.8411 per Klondex Share. Consequently, Klondex Shareholders who elect to receive the Cash Consideration will only be entitled to receive the Cash Consideration in respect of each Klondex Share held by them if other Klondex Shareholders elect to receive the Share Consideration in respect of an equivalent or greater number of Klondex Shares. If the number of Klondex Shares in respect of which Klondex Shareholders elect to receive the Share Consideration is less than the number of Klondex Shares in respect of which Klondex Shareholders elect to receive the Cash Consideration, Klondex Shareholders who elect to receive the Cash Consideration will, instead of receiving US$2.47 in cash for each Klondex Share, receive a lesser amount of cash (which shall be not less than US$0.8411) and a portion of a Hecla Share (not exceeding 0.4136 of a Hecla Share) for each Klondex Share, all as more particularly provided for in the Plan of Arrangement. If all Klondex Shareholders validly elect to receive the Cash Consideration, or if no Klondex Shareholders elect to receive the Share Consideration, a Klondex Shareholder electing to receive the Cash Consideration would receive US$0.8411 in cash and 0.4136 of a Hecla Share for each Klondex Share held by them.

Klondex Shareholders who validly elect to receive the Share Consideration will, subject to the proration mechanism described below, be entitled to receive 0.6272 of a Hecla Share for each Klondex Share held by them.

The Maximum Shares Consideration that Hecla is required to deliver under the Arrangement is 77,411,859 Hecla Shares. The Maximum Shares Consideration will be allocated, first, to Klondex Shareholders who elect, or who are deemed to have elected, to receive the Combination Consideration, to the extent of 0.4136 of a Hecla Share per Klondex Share. Consequently, Klondex Shareholders who elect to receive the Share Consideration will only be entitled to receive the Share Consideration in respect of each Klondex Share held by them if other Klondex Shareholders elect to receive the Cash Consideration in respect of an equivalent or greater number of Klondex Shares. If the number of Klondex Shares in respect of which Klondex Shareholders elect to receive the Cash Consideration is less than the number of Klondex Shares in respect of which Klondex Shareholders elect to receive the Share Consideration, Klondex Shareholders who elect to receive the Share Consideration will, instead of receiving 0.6272 of a Hecla Share for each Klondex Share, receive a lesser portion of a Hecla Share (which shall not be less than 0.4136 of a Hecla Share) and cash (not exceeding US$0.8411) for each Klondex Share, all as more particularly provided for in the Plan of Arrangement. If all Klondex Shareholders validly elect to receive the Share Consideration, or if no Klondex Shareholders elect to receive the Cash Consideration, a Klondex Shareholder electing to receive the Share Consideration would receive US$0.8411 in cash and 0.4136 of a Hecla Share for each Klondex Share held by them.

Fractional Interests

To the extent the aggregate number of Hecla Shares or Havilah Shares that a Klondex Shareholder would otherwise be entitled to receive under the Arrangement includes a fractional share, the actual number of Hecla Shares or Havilah Shares, as applicable, to be received by the Klondex Shareholder will, without additional compensation, be rounded down to the nearest whole number of shares.

Any cash component of the Arrangement Consideration payable pursuant to the Arrangement that is less than one cent will be rounded down to the next whole cent.

Treatment of Klondex Options

Under the Arrangement, each In-the-Money Klondex Option outstanding immediately prior to the Effective Time will be deemed to be unconditionally vested and transferred to Klondex in exchange for that number of Klondex Shares (rounded down to the nearest whole number) obtained by dividing (i) the In-the-Money Amount of such option, by (ii) the Company Share Value. Each holder of In-the-Money Klondex Options who, pursuant to the Arrangement, receives Klondex Shares in exchange for their In-the-Money Klondex Options will, pursuant to the Arrangement, be entitled to receive the Hecla Consideration and the Havilah Consideration for each such Klondex Share to the same extent as a Klondex Shareholder (including making an election as to the form of Hecla Consideration they wish to receive).

Under the Arrangement, each holder of Out-of-the-Money Klondex Option outstanding immediately prior to the Effective Time (whether vested or unvested) will, notwithstanding the terms of the Klondex Option Plans, be cancelled without any payment therefor, and neither Klondex nor Hecla will be obligated to pay the holder any amount in respect of such Out-of-the-Money Klondex Option.

Treatment of Klondex RSUs and Performance RSUs

Under the Arrangement, each Klondex RSU outstanding immediately prior to the Effective Time (whether vested or unvested) will, notwithstanding the terms of the Klondex Option Plans, be deemed to be assigned and transferred to Klondex in exchange for one Klondex Share. Each holder of a Klondex RSU who, pursuant to the Arrangement, receives a Klondex Share in exchange for such Klondex RSU will, pursuant to the Arrangement, be entitled to receive the Hecla Consideration and the Havilah Consideration for each such Klondex Share to the same extent as a Klondex Shareholder (including making an election as to the form of Hecla Consideration they wish to receive).

Each Performance RSU outstanding immediately prior to the Effective Time (whether vested or unvested) will, notwithstanding the terms of the Klondex 2016 Stock Option Plan, be settled by a cash payment to the holder thereof on the Effective Date of the Arrangement of an amount determined by Hecla to be properly due to such holder based on the terms of such Performance RSU.

Treatment of Klondex DSUs

Under the Arrangement, each Klondex DSU outstanding immediately prior to the Effective Time will, upon the resignation of the holder of such Klondex DSU as an officer or director of Klondex in accordance with the Plan of Arrangement, be cancelled in exchange for a cash payment by the Company to the holder of such Klondex DSU equal to the Company Share Value.

Treatment of Klondex Warrants

Klondex Warrants are not subject to the Arrangement. Upon completion of the Arrangement, any Klondex Warrants that have not been exercised will be adjusted such that, upon exercise of such warrant after the completion of the Arrangement, the holder of the Klondex Warrant will receive consideration which such holder is entitled to receive under the terms of such Klondex Warrant.

See “Note 2. Description of the Arrangement” of the pro forma financial statements of the Combined Company in Appendix “L” of this Circular and “Description of Capital Structure – Havilah Warrants” in Appendix “I” of this Circular.

Spin-off Transaction

Pursuant to the Plan of Arrangement and the Havilah Contribution Agreement, and in connection therewith, Klondex will transfer all of its legal and beneficial right, title and interest in and to the Havilah Property to Havilah in consideration for the issuance by Havilah to Klondex of the Distribution Havilah Shares. The Distribution Havilah Shares will then be distributed to holders of Klondex Shares as part of a reorganization of the capital of Klondex, following which the Havilah Shares will be consolidated on the basis of one post-consolidation Havilah Share for each eight pre-consolidation Havilah Shares. Hecla will then subscribe for Havilah Shares in exchange for cash consideration of US$7,000,000, so that immediately following the completion of the Arrangement, Hecla will hold approximately 13.46% of the issued and outstanding Havilah Shares.

Approval of Arrangement Resolution

At the Meeting, Klondex Securityholders will be asked to consider, and if thought advisable, to approve the Arrangement Resolution, the full text of which is set out in Appendix “B” of this Circular. In order for the Arrangement to become effective, as provided in the Interim Order and by the BCBCA, the Arrangement Resolution must be approved by: (a) at least two-thirds (66 2⁄3%) of the votes cast on the Arrangement Resolution at the Meeting by Klondex Shareholders, present in person or represented by proxy and entitled to vote at the Meeting; and (b) at least two-thirds (66 2⁄3%) of the votes cast at the Meeting by Klondex Securityholders voting together as a single class, present in person or represented by proxy and entitled to vote at the Meeting (see “Part 11 – Securities Law Matters – Canadian Securities Law Matters” and “Part 12 – Regulatory Matters” of this Circular). If the Arrangement Resolution is not approved at the Meeting by the requisite majorities as provided above, the Arrangement will not be completed.

The Klondex Board has approved the terms of the Arrangement Agreement and the Plan of Arrangement and unanimously recommends that Klondex Securityholders vote FOR the Arrangement Resolution.

See “Part 7 – The Arrangement – Recommendation of the Klondex Board” of this Circular above.

Voting and Support Agreements

Effective March 16, 2018, Hecla entered into Klondex Support Agreements or Klondex Voting Agreements, as applicable, with each of the Klondex Directors and officers of Klondex, as well as Klondex Support Letter Agreements with two institutional Klondex Shareholders. The Klondex Voting Agreements and Klondex Support Letter Agreements set forth, among other things, the agreement of certain of the Klondex Locked-up Securityholders to vote their Klondex Shares and Other Affected Securities in favour of the Arrangement Resolution.

As of the Record Date, 46,416,374 of the outstanding 185,152,053 Affected Securities were subject to either a Klondex Voting Agreement or a Klondex Support Letter Agreement, representing approximately 25.07% of the votes which may be cast by Klondex Securityholders at the Meeting.

Klondex Voting Agreements and Klondex Support Agreements

All of the Klondex Directors and officers of Klondex have entered into either Klondex Voting Agreements or Klondex Support Agreements, under which the Klondex Director and officers of Klondex are prohibited from exercising Dissent Rights at any time prior to the completion of the Arrangement.

Under the Klondex Voting Agreements, each of the following Klondex Directors and officers of Klondex has agreed to, among other things, support the Arrangement and to vote their Klondex Shares and Other Affected Securities (including any Klondex Shares issued upon the exercise or exchange of any Other Affected Securities) in favour of the Arrangement Resolution and against any Acquisition Proposal and/or any action, proposal, transaction or agreement that could reasonably be expected to impede, interfere with, delay, discourage, adversely affect or inhibit the timely consummation of the Arrangement: William Matlack, Blair Schultz, Paul Huet, Richard Hall, Barry Dahl, James Haggarty and Rodney Cooper. One of the directors of Klondex who has entered into a Klondex Voting Agreement intends to pledge his Klondex Shares to a third party lender for personal financial planning purposes. The director will still have complete control and direction over voting of the Klondex Shares and will continue to be subject to the Klondex Voting Agreement.

Under the Klondex Support Agreements, each of the following Klondex Directors and officers of Klondex has agreed to, among other things, cooperate with Klondex and Hecla to successfully complete the Arrangement: Brian Morris, Charles Oliver, John Antwi, Mark Daniel and Michael Doolin.

Under the terms of the Klondex Voting Agreements and Klondex Support Agreements, Hecla has acknowledged that any Klondex Locked-up Securityholder who is also a Klondex Director or an officer of Klondex is bound under the Klondex Voting Agreements or Klondex Support Agreements, as applicable, only in such person’s capacity as a Klondex Securityholder, and not in his or her capacity as a Klondex Director or officer of Klondex.

The Klondex Voting Agreements and the Klondex Support Agreements terminate upon, among other things: (a) mutual agreement; (b) the election of the Klondex Locked-up Securityholder if Hecla and Klondex amend the terms of the Arrangement Agreement in a manner that reduces the amount of consideration payable to such securityholder without such securityholder’s prior written consent; (c) a party’s election following a breach of the other party’s covenant, representation or warranty; (d) the completion of the Arrangement; and (e) the date of termination of the Arrangement Agreement in accordance with the terms thereof.

Klondex Support Letter Agreement

Hecla has entered into Klondex Support Letter Agreements with two institutional Klondex Shareholders. The Klondex Support Letter Agreements set forth, among other things, the agreement of each of the two institutional Klondex Shareholders to vote, or cause to be voted, any Klondex Shares that such Klondex Shareholder exercises control over in favour of the Arrangement Resolution.

The Klondex Support Letter Agreements terminate upon, among other things: (a) the election of the Klondex Locked-up Securityholder if Hecla and Klondex amend the terms of the Arrangement Agreement in a manner that reduces the amount of consideration payable to such securityholder without such securityholder’s prior written consent; (b) if the Arrangement Agreement is terminated for any reason; (c) if the outside date set out in the Arrangement Agreement is extended beyond the date which is four months after the date of the Klondex Support Letter Agreement without prior written consent of such shareholder; (d) if the Klondex Directors withdraw their approval of the Arrangement or approve or recommend any Superior Proposal in respect of Klondex in a manner that complies with the Arrangement Agreement; or (e) if the representations and warranties of each of Hecla and Hecla Acquisition Subco as set forth in the Arrangement Agreement are not true and correct or Hecla or Hecla Acquisition Subco have not complied with all of their covenants to Klondex contained in the Arrangement Agreement and such non-compliance has not been cured within five business days after receipt of written notice of such non-compliance, delivered by the Klondex Locked-up Securityholder or Klondex.

Interests of Certain Persons in the Arrangement

In considering the unanimous recommendation of the Klondex Board with respect to the Arrangement, Klondex Securityholders should be aware that certain members of Klondex Management and the Klondex Board have certain interests in connection with the Arrangement that may present them with actual or potential conflicts of interest in connection with the Arrangement. The Klondex Board is aware of these interests and considered them along with other matters described under “Part 7 – The Arrangement – Reasons for the Arrangement” of this Circular above.

Klondex Management and the Klondex Directors beneficially own, directly or indirectly, or exercise control or direction over, in the aggregate:

•

3,207,178 Klondex Shares (excluding Klondex Shares issuable upon the exercise of Affected Securities and Performance RSUs), representing approximately 1.78% of the 180,079,072 Klondex Shares outstanding as of the close of business on May 15, 2018;

•	410,824 Klondex RSUs, representing approximately 40.4% of the 1,017,011 Klondex RSUs outstanding as of the close of business on May 15, 2018;

•	2,919,167 Klondex Options, representing approximately 78.99% of the 3,695,604 Klondex Options outstanding as of the close of business on May 15, 2018;

•	395,528 Performance RSUs, representing 100% of the 395,528 Performance RSUs outstanding as of the close of business on May 15, 2018; and

•	360,366 Klondex DSUs, representing 100.00% of the 360,366 Klondex DSUs outstanding as of the close of business on May 15, 2018.

All of the Affected Securities and Performance RSUs held by Klondex Management and the Klondex Directors will be treated in the same fashion under the Arrangement as Affected Securities and Performance RSUs held by any other Klondex Securityholder or any other holder of Performance RSUs. For a summary of the Affected Securities and Performance RSUs beneficially owned or controlled or directed by each of the members of Klondex Management and each Klondex Director, see “Part 20 – Information Concerning the Company – Ownership of Securities”. Klondex Management and employees of the Company have “change of control” provisions (also referred to as “change-in-control” provisions) as part of their employment, consulting or change of control agreements, as applicable, with the Company. Upon completion of the Arrangement, Klondex Management will be entitled to change of control payments to the extent that within 180 days following the Effective Date their employment is terminated (i) without just cause or (ii) by the employee for “good reason” pursuant to their respective employment or consulting agreements, as applicable. For change of control payments payable when employment is terminated not for “good reason”, see “Part 29 – Statement of Executive Compensation – Termination in the Event of a Change of Control” of this Circular. Listed below is a summary of the estimated lump sum change of control payments (the “Lump Sum Payments”) applicable to the members of Klondex Management as of the date of this Circular:

Name and Position	Estimated Change of Control Payment (US$)
Paul Huet
President and Chief Executive Officer
Cash severance entitlement(1)	2,106,800
Acceleration of equity awards(2)	1,057,258
In-the-Money Option Value(2)	132,352
Group benefits entitlement(3)	78,560

Total Termination Entitlement	3,374,970

Barry Dahl
Chief Financial Officer and Corporate Secretary
Cash severance entitlement(1)	683,833
Acceleration of equity awards(2)	351,169
In-the-Money Option Value(2)	164,154
Group benefits entitlement(3)	52,373

Total Termination Entitlement	1,251,529

John Antwi
Senior Vice President, Corporate Development and Planning
Cash severance entitlement(1)	491,200
Acceleration of equity awards(2)	163,586
In-the-Money Option Value(2)	—
Group benefits entitlement(3)	45,827

Total Termination Entitlement	700,613

Michael Doolin
Chief Operating Officer
Cash severance entitlement(1)	813,233
Acceleration of equity awards(2)	398,035
In-the-Money Option Value(2)	204,113
Group benefits entitlement(3)	32,551

Total Termination Entitlement	1,447,932

Brian Morris
Senior Vice President of Exploration
Cash severance entitlement(1)	500,250
Acceleration of equity awards(2)	250,463
In-the-Money Option Value(2)	385,661
Group benefits entitlement(3)	36,471

Total Termination Entitlement	1,172,845

TOTAL:	7,947,889

Notes:

(1)

Represents cash payments based on base salary and target STIP Bonus amounts, as modified for length of service (other than for Mr. Huet), as further described under “Part 29 – Statement of Executive Compensation – Termination and Change of Control Benefits – NEO Employment Agreements” of this Circular.

(2)

Represents cash value in respect of (i) in-the-money value of stock options upon completion of the Arrangement including any accelerated vesting, where the value is based on the difference between US$2.71 and the exercise price of the options which was converted from C$ to US$ based on the exchange rate on May 11, 2018 of US$1.00 per C$1.2779; and (ii) cash value for accelerated vesting of time-based Klondex RSUs and Performance RSUs, based on the offer price of the Klondex Shares of US$2.71. The Performance RSUs will fully vest and, to the extent unearned, will vest at target. Under the terms of the Arrangement Agreement, the stock options and Klondex RSUs referred to above will effectively be vested immediately prior to the Effective Time, with the holders thereof receiving Klondex Shares, and ultimately receiving the Arrangement Consideration for such Klondex Shares. As a result, the amounts attributable to the stock options and the Klondex RSUs in the table above would not represent an additional payment following the Effective Time, but would effectively be received in the form of Arrangement Consideration.

(3)

Represents amounts received in respect of total Group Benefits, as modified for length of services (other than for Mr. Huet), as further described under “Part 29 – Statement of Executive Compensation –Termination and Change of Control Benefits – NEO Employment Agreements” of this Circular.

Indemnification and Insurance

Consistent with standard practice in similar transactions, in order to ensure that Klondex Directors do not lose or forfeit their protection under liability insurance policies maintained by Klondex, the Arrangement Agreement provides for the maintenance of such protection for six years.

Pursuant to the Arrangement Agreement, prior to the Effective Time, Klondex may purchase prepaid non-cancellable “run-off” directors’ and officers’ liability insurance providing coverage for a period of six years from the Effective Date with respect to claims arising from or related to facts or events which occur on or prior to the Effective Date, provided that the total cost of such run-off directors’ and officers’ liability insurance shall not exceed 200% of Klondex’s current annual aggregate premium for directors’ and officers’ liability insurance currently maintained by the Company and its subsidiaries, as disclosed to Hecla prior to the date of the Arrangement Agreement.

Hecla and Klondex have agreed that all rights to indemnification existing in favour of the present and former Klondex directors and officers of Klondex (each such present or former director or officer of the Company being herein referred to as an “Indemnified Party” and such persons collectively being referred to as the “Indemnified Parties”) as provided by contracts or agreements to which the Company is a party and in effect as of the date of the Arrangement Agreement, will: (i) survive, and continue in full force and effect following, the completion of the transaction contemplated by the Arrangement Agreement; and (ii) shall not be modified by such completion, and from and after the Effective Time, Hecla will and will cause the Company and any successor to the Company to continue to honour such rights of indemnification and indemnify the Indemnified Parties pursuant thereto, with respect to actions or omissions of the Indemnified Parties occurring prior to the Effective Time, for six years following the Effective Date.

Klondex Options, Klondex RSUs, Performance RSUs, Klondex DSUs and Klondex Warrants

Under the Arrangement, each In-the-Money Klondex Option outstanding immediately prior to the Effective Time (whether vested or unvested) will, notwithstanding the terms of the Klondex Option Plans, be deemed to be fully vested and will be exchanged for that number of Klondex Shares (rounded down to the nearest whole number) obtained by dividing: (i) the In-the-Money Amount of such option, by (ii) the Company Share Value. Holders of such In-the-Money Klondex Options will be entitled to participate in the Arrangement in respect of the Klondex Shares received by them to the same extent as other Klondex Shareholders.

Under the Arrangement, each Out-of-the-Money Klondex Option outstanding immediately prior to the Effective Time (whether vested or unvested) will, notwithstanding the terms of the Klondex Option Plans, be cancelled without any payment therefor, and neither Klondex nor Hecla will be obligated to pay the holder any amount in respect of such Out-of-the-Money Klondex Option.

Under the Arrangement, each Klondex RSU outstanding immediately prior to the Effective Time (whether vested or unvested) will, notwithstanding the terms of the Klondex Option Plans, be deemed to be fully vested and transferred to Klondex in exchange for one Klondex Share. Holders of such Klondex RSUs will be entitled to participate in the Arrangement in respect of the Klondex Shares received by them to the same extent as other Klondex Shareholders.

Under the Arrangement, each Performance RSU outstanding immediately prior to the Effective Time (whether vested or unvested) will, notwithstanding the terms of the Klondex 2016 Stock Option Plan, be deemed to be fully vested and transferred to Klondex (free and clear of all Encumbrances) in exchange for a cash payment in an amount determined by Hecla to be properly due to such holder based on the terms of such Performance RSU.

Each Klondex DSU outstanding immediately prior to the Effective Time will, upon the resignation of the holder of such Klondex DSU as an officer or director of Klondex pursuant to the Plan of Arrangement, be cancelled in exchange for a cash payment by the Company to the holder of such Klondex DSU equal to the Company Share Value.

Klondex Warrants are not subject to the Arrangement. Upon completion of the Arrangement, the Klondex Warrants will be adjusted such that, upon exercise of such warrant after the completion of the Arrangement, the holder the Klondex Warrant will receive consideration which such holder is entitled to receive under the terms of such Klondex Warrant. See “Note 2. Description of the Arrangement” of the pro forma financial statements of the Combined Company in Appendix “L” of this Circular and “Description of Capital Structure – Havilah Warrants” in Appendix “I” of this Circular.

MI 61-101 Protection of Minority Security Holders in Special Transactions

The Arrangement is subject to the requirements of MI 61-101. MI 61-101 is intended to regulate certain transactions to ensure equality of treatment among shareholders, generally requiring enhanced disclosure, approval by a majority of shareholders excluding interested or related parties, independent valuations and, in certain instances, approval and oversight of the transaction by a special committee of independent directors. The protections of MI 61- 101 apply to a reporting issuer proposing to carry out a “business combination” (as defined in MI 61-101).

A transaction such as the Arrangement constitutes a “business combination” for purposes of MI 61-101 if, at the time the Arrangement is agreed to, a “related party” of the Company, such as a Klondex Director, a member of Klondex Management or a 10% Klondex Shareholder, is entitled to receive, as a consequence of the transaction, a “collateral benefit”.

A “collateral benefit” is broadly defined for purposes of MI 61-101 and means, subject to certain specified exclusions, any benefit that a related party of the issuer is entitled to receive, directly or indirectly, as a consequence of the transaction, including, without limitation, an increase in salary, a lump sum payment, a payment for surrendering securities or other enhancement in benefits related to past or future services as an employee, director or consultant of the issuer or of another person, regardless of the existence of any offsetting costs to the related party or whether the benefit is provided, or agreed to, by the issuer or another party to the transaction.

The definition of “collateral benefit” contains certain exclusions. In that regard, a benefit received by a related party of the Company is not considered to be a collateral benefit if the benefit is received solely in connection with the related party’s services as an employee, director or consultant of the Company or an affiliated entity and: (i) the benefit is not conferred for the purpose, in whole or in part, of increasing the value of the consideration paid to the related party for securities relinquished under the Arrangement; (ii) the conferring of the benefit is not, by its terms, conditional on the related party supporting the Arrangement in any manner; (iii) full particulars of the benefit are disclosed in this Circular; and (iv) either (A) at the time the Arrangement was agreed to, the related party and its associated entities beneficially own or exercise control or direction over less than 1% of the outstanding Klondex Shares, or (B) (x) if the transaction is a “business combination”, the related party discloses to the Independent Committee the amount of consideration that the related party expects it will be beneficially entitled to receive, under the terms of the Arrangement, in exchange for equity securities beneficially owned by the related party, (y) the Independent Committee, acting in good faith, determines that the value of the benefit, net of any offsetting costs to the related party, is less than 5% of the value referred to in (x), and (z) the Independent Committee’s determination is disclosed in this Circular.

As set out under the heading “Part 7 – The Arrangement – Interests of Certain Persons in the Arrangement” of this Circular above, certain members of Klondex Management may be entitled to change of control payments, severance payments and/or other benefits in connection with the completion of the Arrangement. The Lump Sum Payments to which certain members of Klondex Management are entitled to are set out in “Part 7 – The Arrangement – Interests of Certain Persons in the Arrangement” of this Circular.

None of the Lump Sum Payments were conferred for the purpose, in whole or in part, of increasing the value of the consideration paid to such individuals for securities relinquished under the Arrangement and the making of such payments is not conditional on any of such individuals supporting the Arrangement. The Lump Sum Payments will be effected pursuant to each individual’s existing employment or consulting agreement.

As each of Messrs. Huet, Dahl, Antwi, Doolin and Morris beneficially owns or exercises control or direction over less than 1% of the outstanding Klondex Shares, any Lump Sum Payments to which such individuals are or may be entitled do not constitute a “collateral benefit” for purposes of MI 61-101.

Given that the Arrangement does not constitute a “business combination” under which a “related party” of the Company, such as a Klondex Director, a member of Klondex Management or a 10% Klondex Shareholder, is entitled to receive, as a consequence of the transaction, a “collateral benefit”, MI 61-101 does not apply to the Arrangement.

Fees and Expenses

All expenses incurred in connection with the Arrangement and the transactions contemplated thereby shall be paid by the party incurring such expense, subject to an Expense Reimbursement Event. The estimated fees, costs and expenses of Klondex in connection with the Arrangement, including without limitation, financial advisors’ fees, filing fees, legal and accounting fees, proxy solicitation fees, run-off insurance and other administrative and professional fees and printing and mailing costs, are anticipated to be approximately US$[4.735] million (excluding any success fees), based on certain assumptions.

Court Approval of the Arrangement

An arrangement under the BCBCA requires Court approval.

Interim Order

On [●], 2018, Klondex obtained the Interim Order providing for the calling and holding of the Meeting, the Dissent Rights and certain other procedural matters. The text of the Interim Order is set out in Appendix “F” of this Circular.

Final Order

Subject to the terms of the Arrangement Agreement, provided the Arrangement Resolution is approved by Klondex Securityholders at the Meeting in the manner required by the Interim Order, Klondex intends to make an application to the Court for the Final Order.

The application for the Final Order approving the Arrangement is currently scheduled for [●], 2018 at [● a.m./p.m. (Pacific Daylight Time)], or as soon thereafter as counsel may be heard, at the Vancouver Law Courts located at 800 Smithe Street, Vancouver, British Columbia, or at any other date and time as the Court may direct. Any Klondex Securityholder or any other interested party who wishes to appear or be represented and to present evidence or arguments at that hearing of the application for the Final Order must file and serve a response to petition and any evidence upon which they intend to rely no later than [● a.m./p.m. (Pacific Daylight Time)] on [●], 2018 along with any other documents required, all as set out in the Interim Order and the Notice of Petition, the text of which are set out in Appendix “F” to this Circular, and satisfy any other requirements of the Court. Such persons should consult with their legal advisors as to the necessary requirements. In the event that the hearing is adjourned, then, subject to further order of the Court, only those persons having previously filed and served a response to petition will be given notice of the adjournment.

The Court has broad discretion under the BCBCA when making orders with respect to the Arrangement. The Court will consider, among other things, the fairness and reasonableness of the Arrangement, both from a substantive and a procedural point of view. The Court may approve the Arrangement, either as proposed or as amended, on the terms presented or substantially on those terms. Depending upon the nature of any required amendments, Klondex and/or Hecla may determine not to proceed with the Arrangement.

The Hecla Shares and the Havilah Shares to be issued pursuant to the Arrangement have not been and will not be registered under the U.S. Securities Act or the Securities Laws of any state of the United States and will be issued and exchanged in reliance upon the exemption from the registration requirements of the U.S. Securities Act provided by Section 3(a)(10) thereof and exemptions provided from the Securities Laws of each state of the United States in which Klondex Securityholders reside. Section 3(a)(10) of the U.S. Securities Act exempts the issuance of any securities issued in exchange for one or more bona fide outstanding securities from the general requirement of registration where the terms and conditions of the issuance and exchange of such securities have been approved by a court of competent jurisdiction that is expressly authorized by law to grant such approval, after a hearing upon the fairness of the terms and conditions of such issuance and exchange at which all persons to whom it is proposed to issue the securities have the right to appear and receive timely and adequate notice thereof. The Court will be advised prior to the hearing of the application for the Final Order that if the terms and conditions of the Arrangement, and the fairness thereof, are approved by the Court, the Hecla Shares and Havilah Shares to be received by Klondex Securityholders pursuant to the Arrangement will not require registration under the U.S. Securities Act. Accordingly, the Final Order of the Court will, if granted, constitute a basis for the exemption from the registration requirements of the U.S. Securities Act with respect to the issuance and exchange of the Hecla Shares for the Klondex Shares and the issuance of the Havilah Shares pursuant to the Arrangement.

See “Part 11 – Securities Law Matters – United States Securities Law Matters” of this Circular. For a copy of the Interim Order, see Appendix “F” of this Circular.

Completion of the Arrangement

Subject to the provisions of the Arrangement Agreement, the Arrangement will become effective at the Effective Time on the Effective Date, being the date upon which all of the conditions to completion of the Arrangement as set out in the Arrangement Agreement have been satisfied or waived in accordance with the Arrangement Agreement, all documents agreed to be delivered thereunder have been delivered to the satisfaction of the recipient, acting reasonably, and the filings required under the BCBCA have been filed with the Registrar. Completion of the Arrangement is expected to occur in the second quarter of 2018, but no later than July 16, 2018, unless otherwise agreed to between Klondex and Hecla.

Withholding Rights

Klondex, Hecla, Hecla Acquisition Subco, Havilah and the Depositary will be entitled to deduct and withhold from any consideration otherwise payable to any Former Securityholder under the Plan of Arrangement and from any and all dividends or other distributions otherwise payable to any Former Securityholder (including any payment to Dissenting Shareholders) such amounts as they are required to deduct and withhold with respect to such payment under the Tax Act, the U.S. Tax Code or any provision of any applicable federal, provincial, state, local or foreign tax law or treaty, in each case, as amended, and may sell on behalf of any Former Securityholder any Hecla Shares or Havilah Shares deliverable to such Former Securityholder, in order to remit to a taxing authority a sufficient amount to comply with such tax laws. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes hereof as having been paid to the particular person, provided that such amounts are actually remitted to the appropriate Governmental Authority by or on behalf of Klondex, Hecla, Hecla Acquisition Subco, Havilah or the Depositary, as the case may be.

Limitation and Proscription After Three Years

To the extent that a Participating Former Securityholder has not complied with the provisions of the Plan of Arrangement described under the heading “Part 16 – Procedure for Receipt of Arrangement Consideration” of this Circular, on or before the date that is three years after the Effective Date, then the aggregate cash forming part of the Hecla Consideration to which such Participating Former Securityholder was entitled under the Arrangement shall be returned to Hecla and the Hecla Shares and Havilah Shares that such Participating Former Securityholder was entitled to receive shall be automatically cancelled without any repayment of capital in respect thereof and the certificates representing such Hecla Shares and the Havilah Shares shall be delivered by the Depositary to Hecla or Havilah, as applicable, and the interest of the Participating Former Securityholder in such cash, Hecla Shares and Havilah Shares to which it was entitled shall be terminated.

None of Klondex or Hecla, or any of their respective successors, will be liable to any person in respect of any Arrangement Consideration (including any consideration previously held by the Depositary in trust for any such former holder) which is forfeited to Klondex or Hecla or delivered to any public official pursuant to any applicable abandoned property, escheat or similar law. Accordingly, former Klondex Shareholders who deposit with the Depositary Klondex Share certificates or a DRS Statement representing Klondex Shares after the third anniversary of the Effective Date will not receive Hecla Shares or any other consideration in exchange therefor and will not own any interest in Klondex or Hecla, and will not be paid any compensation.

Effects of the Arrangement on Klondex Securityholders’ Rights

Klondex Shareholders receiving Hecla Shares under the Arrangement will become stockholders of Hecla. Hecla is incorporated under the Laws of the State of Delaware.

The rights of a stockholder of a Delaware corporation differ from the rights of a shareholder of a BCBCA corporation. See Appendix “O” of this Circular for a summary comparison of the rights of Klondex Shareholders and stockholders of Hecla. The rights of Klondex Shareholders are governed by the BCBCA and by Klondex’s notice of articles and articles. Following the Arrangement, Klondex Shareholders who receive Hecla Shares as part of the Arrangement will become stockholders of Hecla and as such their rights will be governed by the DGCL and by Hecla’s certificate of incorporation and by-laws. Klondex Shareholders are encouraged to consult with their legal advisors for greater detail with respect to these differences.

PART 8. THE ARRANGEMENT AGREEMENT

The description of the Arrangement Agreement, both below and elsewhere in this Circular, is a summary only, is not exhaustive, is not intended as a substitute for reviewing the Arrangement Agreement, and is qualified in its entirety by reference to the full text of the Arrangement Agreement, which is attached to this Circular as Appendix “P” and can also be found under the Company’s issuer profile on SEDAR at www.sedar.com and on EDGAR at www.sec.gov/edgar.

The Arrangement Agreement has been included in this Circular to provide Klondex Securityholders with information regarding terms of the Arrangement. It is not intended to provide any other factual information about the Parties to the Arrangement Agreement or their respective subsidiaries or affiliates. See “Part 8 – The Arrangement Agreement – Representations and Warranties” below for additional detail.

Effective Date and Conditions of Arrangement

If the Arrangement Resolution is passed, the Final Order of the Court is obtained approving the Arrangement, every requirement of the BCBCA relating to the Arrangement has been complied with and all other conditions to the Arrangement Agreement as summarized under “Part 8 – The Arrangement Agreement – Conditions to the Arrangement Becoming Effective” are satisfied or waived, the Arrangement will become effective at 12:01 a.m. (Pacific Daylight Time) on the Effective Date. It is currently expected that the Effective Date will be on or about [●], 2018.

Representations and Warranties

The Arrangement Agreement contains representations and warranties made by Klondex to Hecla and representations and warranties made by Hecla to Klondex. Those representations and warranties were made solely for purposes of the Arrangement Agreement and may be subject to important qualifications, limitations and exceptions agreed to by the Parties in connection with negotiating its terms. In particular, some of the representations and warranties are subject to a contractual standard of materiality or Klondex Material Adverse Effect or Hecla Material Adverse Effect standard, which is different from that generally applicable to public disclosure to Klondex Securityholders, or are used for the purpose of allocating risk between the Parties to the Arrangement Agreement. Klondex Securityholders are not third-party beneficiaries under the Arrangement Agreement and should not rely on the representations and warranties contained in the Arrangement Agreement as statements of factual information at the time they were made or otherwise.

The representations and warranties provided by Klondex in favour of Hecla are extensive and relate to, among other things, organization and qualification, standing and power, charter documents, minutes, subsidiaries, books and records, authority relative to the Arrangement Agreement, required approvals and consents, no violation, capital structure, compliance with laws, compliance with Securities Laws, compliance with anti-bribery and anti-money laundering laws, expropriation, permits, securities filings, litigation, environmental matters, real property, personal property, mining claims, technical reports, Taxes, data privacy and security, intellectual property, insurance, this Circular, insolvency, material relationships, Aboriginal matters, confidentiality agreements, brokers, take-over statutes, appraisal rights, fairness opinions, the Independent Committee and Klondex Board approval, arrangements with securityholders, regulatory filings, access to information, disclaimers, data room information, Klondex’s budget, public reporting requirements, reporting issuer status, investment company, stock exchanges, Securities Laws non-compliance, audit, financial statements, undisclosed liabilities, internal controls, disclosure controls and procedures, Klondex’s auditors, off-balance sheet arrangements, Sarbanes-Oxley Act compliance, derivative transactions, affiliate transactions, absence of certain changes, employees and benefits and material contracts.

The representations and warranties provided by Hecla in favour of Klondex relate to organization and qualification, charter documents, authority relative to the Arrangement Agreement, Hecla Board approval, required approvals and consents, no violation, capitalization, orders, brokers, this Circular, securities filings, compliance with Securities Laws, stock exchanges, financial statements, internal controls, disclosure controls and procedures, off balance sheet arrangements, Sarbanes-Oxley Act compliance, disclosure under SEC Industry Guide 7, the Hecla Shares, insolvency, expropriation, compliance with anti-bribery and anti-money laundering laws, absence of certain changes, litigation, reporting issuer status, compliance with laws, permits, environmental matters and sufficient funds.

Conditions to the Arrangement Becoming Effective

In order for the Arrangement to become effective, certain conditions must have been satisfied or waived which conditions are summarized below.

Mutual Conditions

The respective obligations of Klondex and Hecla to complete the Arrangement are subject to the satisfaction, or mutual waiver by the Parties, on or before the Effective Date, of, among other things, each of the following conditions:

(a)	the Arrangement Resolution will have been approved by the Klondex Securityholders at the Meeting in accordance with the Interim Order and applicable Laws;

(b)

each of the Interim Order and Final Order will have been obtained in form and substance satisfactory to each of Klondex and Hecla each acting reasonably, and will not have been set aside or modified in any manner unacceptable to either Klondex or Hecla, each acting reasonably, on appeal or otherwise;

(c)

the Arrangement Filings required to be sent to the Registrar in accordance with the Arrangement Agreement and the BCBCA will be in form and content satisfactory to Klondex and Hecla, each acting reasonably;

(d)	all necessary filings pursuant to the HSR Act will have been made and all applicable waiting periods thereunder will have expired or been terminated;

(e)

there will not be any Law or order in effect (whether temporary, preliminary or permanent) that has the effect of prohibiting the consummation of the Arrangement, and no litigation instituted by any Governmental Authority seeking to prohibit the consummation of the Arrangement will be pending;

(f)	Klondex and Havilah shall have entered into the Havilah Contribution Agreement; and

(g)	one of the TSX, the TSXV or the Canadian Securities Exchange shall have conditionally approved the listing of the Havilah Shares to be distributed pursuant to the Arrangement.

The foregoing conditions are for the mutual benefit of the Parties and may be waived by mutual consent of Klondex and Hecla in writing at any time.

Klondex Conditions

The obligation of Klondex to complete the Arrangement is subject to the satisfaction, or waiver by Klondex, of, among other things, the following additional conditions on or before the Effective Date:

(a)

Hecla and Hecla Acquisition Subco will have complied in all material respects with their obligations, covenants and agreements in the Arrangement Agreement to be performed and complied with on or before the Effective Date;

(b)	the representations and warranties of Hecla will be true and correct, subject to certain exceptions as set forth in the Arrangement Agreement;

(c)

no: (i) Law shall have been enacted, issued, promulgated, enforced, made, entered, issued or applied; or (ii) proceeding shall have been taken, or be pending or threatened under any Laws or by any Governmental Authority (whether temporary, preliminary or permanent), that makes the Arrangement illegal or otherwise directly or indirectly cease trades, enjoins, restrains or otherwise prohibits completion of the Arrangement;

(d)

Hecla shall have complied with its obligations under Section 2.18 of the Arrangement Agreement to deliver to the Depositary the Maximum Cash Consideration and Maximum Shares Consideration payable to Klondex Securityholders pursuant to the Arrangement and the Canadian dollar equivalent of US$7,000,000 determined as at the close of business on the second business day immediately preceding the Effective Date, and the Depositary shall have confirmed receipt of such Maximum Cash Consideration, Maximum Shares Consideration and the Canadian dollar equivalent of US$7,000,000; and

(e)	there shall not have occurred, prior to the Effective Time, a Hecla Material Adverse Effect.

The foregoing conditions are for the exclusive benefit of Klondex and may be waived by Klondex in whole or in part, in its sole discretion, at any time without prejudice to any other rights that Klondex may have.

Hecla and Hecla Acquisition Subco Conditions

The obligations of Hecla and Hecla Acquisition Subco to complete the Arrangement are subject to the satisfaction, or waiver by Hecla, of, among other things, the following additional conditions on or before the Effective Date:

(a)	Klondex shall have complied in all material respects with its obligations, covenants and agreements in the Arrangement Agreement to be performed and complied with on or before the Effective Date;

(b)	the representations and warranties of Klondex will be true and correct, subject to certain exceptions as set forth in the Arrangement Agreement;

(c)

no Law shall have been enacted, issued, promulgated, enforced, made, entered, issued or applied; or proceeding shall have been taken, or be pending or threatened under any Laws or by any Governmental Authority (whether temporary, preliminary or permanent), that: (i) makes the Arrangement illegal or otherwise directly or indirectly cease trades, enjoins, restrains or otherwise prohibits completion of the Arrangement or the payment of the Arrangement Consideration; (ii) prohibits, restricts or imposes terms or conditions (beyond those terms and conditions which Hecla is required to accept pursuant the Arrangement) on the ownership or operation by Hecla of the business or assets of Hecla, their affiliates and related entities, Klondex or any of Klondex’s subsidiaries and related entities; (iii) compels Hecla to dispose of or hold separate any of the business or assets of Hecla, their affiliates and related entities, Klondex or any of Klondex’s subsidiaries and related entities as a result of the Arrangement; or (iv) materially impedes, prevents or delays the consummation of the Arrangement, or if the Arrangement were to be consummated, has a Klondex Material Adverse Effect;

(d)

each of the consents, approvals and notices required from any third party under any Contracts or as otherwise required to proceed with the transactions contemplated by the Arrangement Agreement will have been obtained;

(e)

Klondex Shareholders will not have exercised Dissent Rights, or have instituted proceedings to exercise Dissent Rights, other than Klondex Shareholders representing not more than 5% of the Klondex Shares then outstanding;

(f)

Hecla shall have received a form of payout letter from Investec that is acceptable to Hecla, acting reasonably, providing that Investec will discharge the security interests granted by Klondex and its subsidiaries in connection with the Investec Facility Agreement upon receipt by Investec of the amounts set out in the payout letter; and

(g)

there will not have occurred, prior to the Effective Time: (i) a Klondex Material Adverse Effect; or (ii) any event, occurrence, circumstance or development that could reasonably be expected to have a Klondex Material Adverse Effect.

The foregoing conditions are for the exclusive benefit of Hecla and may be waived by Hecla in whole or in part, in its sole discretion, at any time without prejudice to any other rights that Hecla may have.

Covenants of Klondex

Covenants relating to Conduct of Business

Klondex has made certain covenants to Hecla, including that, until the earlier of, respectively, the Effective Time and the time that the Arrangement Agreement is terminated in accordance with its terms, except (i) as disclosed by Klondex to Hecla, (ii) as expressly permitted or specifically contemplated by the Arrangement Agreement or

Plan of Arrangement, (iii) as is otherwise required by applicable Law, or (iv) unless otherwise consented to in writing by Hecla:

(a)

the businesses of Klondex and its subsidiaries will be conducted only in the ordinary course and in accordance with the Klondex Budget, and applicable Law, Klondex and its subsidiaries will comply in all material respects with the terms of all Contracts and Klondex and its subsidiaries will use commercially reasonable best efforts to maintain and preserve intact its business organizations, assets, properties, rights, goodwill and business relationships and file all forms, reports, schedules, statements and other documents required pursuant to any applicable Laws or Securities Laws (provided that Klondex will consult with Hecla prior to making any filing pursuant to applicable Securities Laws or issuing any news releases);

(b)

Klondex will not, directly or indirectly: (i) alter or amend the charter documents of Klondex or its subsidiaries; (ii) declare, set aside or pay any dividend on or make any distribution or payment or return of capital in respect of the Klondex Shares (other than dividends, distributions, payments or return of capital made to Klondex by any of its subsidiaries); (iii) split, divide, consolidate, combine, reclassify, nor undertake any other capital reorganization in respect of the Klondex Shares or any other securities of Klondex or its subsidiaries; (iv) reduce the stated capital of the Klondex Shares or any other securities of Klondex or its subsidiaries; (v) other than as required by Section 4.1(c) and Section 4.10(b) of the Arrangement Agreement, increase any coverage under any directors’ and officer’s insurance policy; (vi) issue, grant, sell or pledge or otherwise encumber, or authorize or approve or agree to issue, grant, sell, pledge or otherwise encumber any Klondex Shares or other securities of Klondex or its subsidiaries, or securities convertible into or exchangeable or exercisable for or otherwise evidencing a right to acquire Klondex Shares or other securities of Klondex or its subsidiaries, including but not limited to the issue or award of any Klondex Options, Klondex DSUs, Klondex RSUs or Klondex Warrants but excluding issuances of Klondex Shares pursuant to the exercise of outstanding Klondex Options or Klondex Warrants; (vii) redeem, purchase or otherwise acquire (or offer to redeem, purchase or otherwise acquire) any of its outstanding Klondex Shares or other securities or securities convertible into or exchangeable or exercisable for Klondex Shares or any such other securities or any shares or other securities of its subsidiaries except according to their terms; (viii) amend the terms of any securities of Klondex or its subsidiaries or amend the terms of any outstanding indebtedness of Klondex or its subsidiaries; (ix) adopt a plan of liquidation or resolution providing for the liquidation or dissolution of Klondex or its subsidiaries; (x) reorganize, recapitalize, restructure, amalgamate or merge with any other person and will not cause or permit its subsidiaries to reorganize, recapitalize, restructure, amalgamate or merge with any other person; (xi) create any subsidiary or enter into any Contracts or other arrangements regarding the control or management of the operations, or the appointment of governing bodies or enter into any Joint Ventures; (xii) engage in any transaction with any related parties other than with its wholly-owned subsidiaries in the ordinary course; (xiii) make any changes to any of its accounting policies, principles, methods, practices or procedures, except as disclosed in the Klondex Public Disclosure Record, as required by applicable Laws or under U.S. GAAP; or (xiv) enter into, modify or terminate any Contract with respect to any of the foregoing;

(c)

Klondex will immediately notify Hecla orally and then promptly notify Hecla in writing of: (i) any change in any “material fact” or any “material change” in relation to Klondex or its subsidiaries; (ii) any event, circumstance or development that has had or would reasonably be expected to have, individually or in the aggregate, a Klondex Material Adverse Effect; (iii) notice or other communication from any person alleging that consent is or may be required in connection with the Arrangement Agreement or the Arrangement; (iv) notice or other communication from any Governmental Authority in connection with the Arrangement Agreement; (v) filings, actions, suits, claims, investigations or proceedings commenced, or threatened, against, or otherwise affecting Klondex and its subsidiaries or its material assets, including the Klondex Properties; (vi) any breach of the Arrangement Agreement by Klondex; or (vii) any event occurring after the date of the Arrangement

Agreement that would render a representation or warranty inaccurate such that certain conditions in the Arrangement Agreement would not be satisfied or would result in the failure of Klondex to comply with or satisfy any covenant, condition or agreement required to be complied with or satisfied prior to the Effective Time;

(d)

Klondex will not, and will not cause or permit its subsidiaries to, directly or indirectly, except in connection with the Arrangement Agreement: (i) sell, pledge, lease, surrender, license, mortgage, dispose of or encumber any assets or properties of Klondex or its subsidiaries, other than inventory or immaterial personal property in the ordinary course of business; (ii) other than in the ordinary course, acquire or commit to acquire any corporation, partnership, association or other business organization or division thereof or any property or asset, or make any investment by the purchase of securities, contribution of capital, property transfer, or purchase of any property or assets of any other person; (iii) other than intercompany loans, advances in the ordinary course of business or drawdowns of funds pursuant to the Investec Facility Agreement, not to exceed amounts set out in the Klondex Budget, incur any expenses or incur any indebtedness or issue any debt securities, or assume, guarantee, endorse or otherwise become liable for such obligations or the obligations of any other person, or make any loans or advances (other than intercompany loans or advances in the ordinary course of business); (iv) incur or commit to capital expenditures or development expenses unless such capital expenditures or development expenses have been approved prior to the date of the Arrangement Agreement by the Klondex Board in the ordinary course of business or are contemplated by the Klondex Budget; (v) enter into any interest rate, currency, equity or commodity swaps, hedges, derivatives, forward sales contracts or similar financial instruments other than in the ordinary course of business consistent with past practice; (vi) make any Tax election, information schedule, return or designation, except as required by Law and in a manner consistent with past practice; settle or compromise any Tax claim, assessment, reassessment or liability; file any amended Tax return; enter into any agreement with a Governmental Authority with respect to Taxes; surrender any right to claim a Tax abatement, reduction, deduction, exemption, credit or refund, consent to the extension or waiver of the limitation period applicable to any material Tax matter; or amend or change any of its methods or reporting income, deductions or accounting for income Tax purposes except as may be required by Law; (vii) pay, discharge or satisfy any claim, liability or obligation prior to the same being due, other than the payment, discharge or satisfaction of the same, in the ordinary course, in accordance with their terms, or voluntarily waive, release, assign, settle or compromise any proceeding; (viii) engage in any new business, enterprise or other activity that is inconsistent with the existing businesses of Klondex; or (ix) authorize any of the foregoing, or enter into or modify any Contract to do any of the foregoing;

(e)

Klondex will not, and will not cause or permit its subsidiaries to, directly or indirectly, except in the ordinary course of business: (i) terminate, fail to renew, cancel, waive, release, grant or transfer any rights; (ii) enter into any Contract which would be a Material Contract, or terminate, cancel, extend, renew or amend, modify or change any Material Contract, except in connection with matters otherwise permitted under the Arrangement Agreement; (iii) enter into any lease or sublease of real property, or modify, amend or exercise any right to renew any lease or sublease of real property or acquire any interest in real property; or (iv) enter into any transaction or perform any act which could reasonably be expected to materially impede, prevent or delay, or be inconsistent with the successful completion of the transactions contemplated in the Arrangement Agreement;

(f)

subject to certain exceptions, neither Klondex nor its subsidiaries will: (i) grant to any officer, director, employee or consultant of Klondex or its subsidiaries an increase in compensation in any form; (ii) grant any general salary increase, fee or pay any bonus or other compensation to the directors, officers, employees or consultants of Klondex and its subsidiaries; (iii) take any action with respect to the grant or increase of any severance, change of control, retirement, retention or termination pay; (iv) enter into or modify any employment or consulting agreement with any employee, consultant, officer, or director of Klondex or its subsidiaries; (v) terminate the employment or consulting arrangement of any senior management employees, except for cause; (vi) increase any benefits payable under its current severance or termination pay policies; (vii) adopt or amend or make any contribution to or any award under any bonus, profit sharing, pension, retirement, deferred compensation, insurance, incentive compensation, or other similar plan, agreement, trust, fund or arrangement for the benefit of any director, officer, or employee or former director, officer or employee of Klondex or its subsidiaries; or (viii) take any action to accelerate the time of payment of any compensation or benefits, amend or waive any performance or vesting criteria or accelerate vesting under the Klondex 2013 Share Incentive Plan, the Klondex 2016 Stock Option Plan or the Klondex DSU Plan;

(g)	neither Klondex nor its subsidiaries will make any loan to any officer, director, employee or consultant of Klondex or its subsidiaries;

(h)

Klondex will use commercially reasonable efforts to cause the current insurance policies maintained by Klondex not to be cancelled or terminated and to prevent any of the coverage thereunder from lapsing, provided, however, that Klondex will not obtain or renew any insurance policy for a term exceeding 12 months;

(i)

Klondex will use commercially reasonable efforts to retain the services of its and its subsidiaries’ existing employees and consultants until the Effective Time and will promptly notify Hecla of any resignation or termination of its key employees or consultants;

(j)

neither Klondex nor its subsidiaries will make an application to amend, terminate, allow to expire or lapse or otherwise modify any of its Permits or take any action or fail to take any action which would result in the loss, expiration or surrender or loss of any benefit under, or reasonably be expected to cause any Governmental Authority to institute proceedings for the suspension, revocation or limitation of rights under, any Permit necessary to conduct the business of Klondex;

(k)

Klondex will not, and will not cause or permit its subsidiaries to, settle or compromise any action, claim or other proceeding (i) brought against it for damages or providing for the grant of injunctive relief or other non-monetary remedy (“Litigation”) or (ii) brought by any present, former or purported holder of its securities in connection with the transactions contemplated by the Arrangement Agreement or the Arrangement;

(l)	Klondex will not, and will not cause or permit its subsidiaries to, commence any Litigation, subject to certain exceptions set forth in the Arrangement Agreement;

(m)

Klondex will not, and will not cause or permit its subsidiaries to, enter into or renew certain Contracts, including among other things, Contracts that would reasonably be expected to materially impede, prevent or delay the completion of the Arrangement;

(n)

Klondex will not, and will not cause or permit any of its subsidiaries to, take any action which would render, or which reasonably may be expected to render, any representation or warranty made by Klondex in the Arrangement Agreement untrue or inaccurate in any respect;

(o)	immediately prior to the Effective Time, Klondex shall ensure that Havilah on a consolidated basis (including Bison and Klondex Canada) shall not have more than US$1.00 in cash and doré; and

(p)	Klondex will not, and will not cause or permit its subsidiaries to, agree, announce, resolve, authorize or commit to do any of the foregoing.

Covenants relating to the Arrangement

Klondex has also agreed with Hecla that it will and will cause its subsidiaries to perform all obligations required to be performed by Klondex under the Arrangement Agreement, cooperate with Hecla in connection therewith, and use commercially reasonable efforts to do such other acts and things as may be necessary or desirable in order to complete the Arrangement and the other transactions contemplated by the Arrangement Agreement, including:

(a)	publicly announcing the execution of the Arrangement Agreement, the support of the Klondex Board of the Arrangement, the recommendation of the Klondex Board to the Klondex Shareholders to vote in favour of the Arrangement Resolution and the support of each of the Klondex Directors and Klondex officers pursuant to the Klondex Voting Agreements and the Klondex Support Agreements, as applicable; and

(b)

using commercially reasonable efforts to obtain and maintain all third party or other consents, waivers, permits, exemptions, orders, approvals, agreements, amendments or confirmations that are necessary or advisable under the Material Contracts, or required in order to maintain the Material Contracts in full force and effect following completion of the Arrangement, in each case, on terms that are reasonably satisfactory to Hecla, and without paying, and without committing itself or Hecla to pay, any consideration or incur any liability or obligation without the prior written consent of Hecla.

In the event that Hecla reasonably concludes that it is necessary or desirable to proceed with another form of transaction (such as a formal take-over bid or amalgamation) whereby Hecla or its affiliates would effectively acquire all of the Klondex Shares within approximately the same time periods and on economic terms and other terms and conditions which are equivalent to or better than those contemplated by the Arrangement Agreement (an “Alternative Transaction”), Klondex agrees to support the completion of such Alternative Transaction in the same manner as the Arrangement and shall otherwise fulfill its covenants contained in the Arrangement Agreement in respect of such Alternative Transaction. In particular, but without limitation, Klondex agrees that the “initial deposit period” in respect of any such Alternative Transaction that is structured as a formal take-over bid shall be the period determined by Hecla so long as it is not less than 35 days. In the event of any proposed Alternative Transaction, any reference in the Arrangement Agreement to the Arrangement shall refer to the Alternative Transaction to the extent applicable, all terms, covenants, representations and warranties of the Arrangement Agreement shall be and shall be deemed to have been made in the context of the Alternative Transaction and all references to time periods regarding the Arrangement, including the Effective Time, therein shall refer to the date of closing of the transactions contemplated by the Alternative Transaction (as such date may be extended from time to time).

Covenants relating to Operations

The Company has agreed to take all commercially reasonable actions requested by Hecla regarding the following:

1. The Company has covenanted to undertake actions to the satisfaction of Hecla to regain freeboard at the tailings impoundment facility at the Midas Property.

2. The Company has covenanted to undertake the staking of certain land near Fire Creek.

3. The Company has covenanted to complete conversion of all remaining leach tanks to carbon in leach configuration.

4. The Company has covenanted to procure and install sampler systems for the mill feed and final tails streams.

5. The Company has covenanted not to sell stockpile or ore from the mines without approval from Hecla.

Covenants of Hecla

Covenants relating to Conduct of Business

Hecla has made certain covenants to Klondex, including that, until the earlier of the Effective Time and the time that the Arrangement Agreement is terminated in accordance with its terms, unless otherwise agreed to in writing by Klondex, such agreement not to be unreasonably withheld or delayed, or as is otherwise expressly permitted or contemplated by the Arrangement Agreement:

(a)

Hecla will promptly notify Klondex orally and then promptly notify Klondex in writing of: (i) any event, circumstance or development that has had or would reasonably be expected to have, individually or in the aggregate, a Hecla Material Adverse Effect; (ii) any notice or other communication from any person alleging that the consent (or waiver, permit, exemption, order, approval, agreement, amendment or confirmation) of such person (or another person) is or may be required in connection with the Arrangement Agreement or the Arrangement; (iii) any notice or other material communication from any Governmental Authority in connection with the Arrangement Agreement (and contemporaneously provide a copy of any such written notice or communication to Klondex); (iv) any breach of the Arrangement Agreement by Hecla or Hecla Acquisition Subco; or (v) any event occurring after the date of the Arrangement Agreement that would: (A) render a representation or warranty, if made on that date or the Effective Date, untrue or inaccurate such that any of the conditions in Section 7.2(b) of the Arrangement Agreement would not be satisfied; or (B) result in the failure in any material respect of Hecla to comply with or satisfy any covenant, condition or agreement (without giving effect to, applying or taking into consideration any qualification already contained in such covenant, condition or agreement) to be complied with or satisfied prior to the Effective Time; and

(b)

Hecla will not, directly or indirectly do or permit any of the following: (i) make any amendment to its charter documents that would have a material adverse effect on its ability to consummate the transactions contemplated by the Arrangement Agreement or change its authorized share capital; (ii) split, combine, subdivide or reclassify its capital stock; (iii) acquire, by merger, consolidation, acquisition of stock or assets, or otherwise, any business or person or division thereof or make any loans, advances, or capital contributions to or investments in any person, in each case that would reasonably be expected to materially prevent, impede, or delay the consummation of the Arrangement or other transactions contemplated by the Arrangement Agreement; (iv) adopt or effect a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization; (v) take any action that is intended to individually or in the aggregate materially prevent, impede or delay the consummation of the Arrangement or the other transactions contemplated by the Arrangement Agreement; or (vi) agree or commit to do any of the foregoing.

Covenants relating to the Arrangement

Hecla has also agreed with Klondex that it will perform, and will cause Hecla Acquisition Subco to perform, all obligations required to be performed under the Arrangement Agreement and the Plan of Arrangement, and cooperate with Klondex in connection therewith, and use commercially reasonable efforts to do such other acts and things as may be necessary or desirable in order to complete the Arrangement and the other transactions contemplated by the Arrangement Agreement, including: (a) cooperating with Klondex in connection with, and using its commercially reasonable efforts to assist Klondex in obtaining certain waivers, consents and approvals; (b) applying for and using commercially reasonable efforts to obtain conditional approval of the listing and posting for trading on the NYSE of the Maximum Shares Consideration; (c) using its commercially reasonable efforts to effect all necessary registrations, filings and submissions required by any Governmental Authority relating to the Arrangement required to be completed prior to the Effective Time; and (d) forthwith carrying out the terms of the Interim Order and Final Order to the extent applicable to it and Hecla Acquisition Subco.

Mutual Covenants

Hecla, Klondex and Hecla Acquisition Subco have also agreed, that subject to the terms and conditions of the Arrangement Agreement, until the earlier of the Effective Time and the time that the Arrangement Agreement is terminated in accordance with its terms, it will:

(a)

use commercially reasonable efforts to satisfy (or cause the satisfaction of) the conditions precedent to its obligations set forth the Arrangement Agreement to the extent the same is within its control;

(b)

use commercially reasonable efforts to take, or cause to be taken, all other action and to do, or cause to be done, all other things necessary and commercially reasonable to permit the completion of the Arrangement and cooperate with the other Party in connection therewith, including using commercially reasonable efforts to: (i) obtain all Regulatory Approvals required to be obtained by it; (ii) effect or cause to be effected all necessary registrations, filings and submissions of information requested by Governmental Authorities required to be effected by it; (iii) oppose, lift or rescind any injunction or restraining order against it or other order or action against it seeking to stop, or otherwise adversely affecting its ability to make and complete, the Arrangement; (iv) defend all lawsuits or other legal, regulatory or other proceedings against the other Party or its directors or officers challenging or affecting the Arrangement Agreement or the completion of the Arrangement; and (v) cooperate with the other Party in connection with the performance by it of its obligations thereunder;

(c)

use commercially reasonable efforts to not take or cause to be taken any action which is inconsistent with the Arrangement Agreement or which would reasonably be expected to materially impede, prevent or delay the completion of the Arrangement; and

(d)

use commercially reasonable efforts to execute and do all acts, further deeds, things and assurances as may be required in the reasonable opinion of the other Party’s legal counsel to permit the completion of the Arrangement.

Non-Solicitation Covenant

Klondex has covenanted to Hecla and agreed that it, and its subsidiaries, will not, directly or indirectly, through any Representatives or otherwise, and will not permit any such person to, except as permitted in accordance with the Arrangement Agreement:

(a)

make, initiate, solicit or encourage (including by way of furnishing or affording access to information or any site visit), or otherwise take any other action that facilitates, directly or indirectly, any inquiry, proposal or offer that constitutes or that reasonably could be expected to lead to, an Acquisition Proposal;

(b)

enter into, or otherwise engage or participate in any discussions or negotiations with, furnish information to, or otherwise co-operate in any way with, any person (other than Hecla and its Representatives) regarding an Acquisition Proposal or any inquiry, proposal or offer that reasonably could be expected to lead to an Acquisition Proposal;

(c)

take no position or remain neutral with respect to, or agree to, accept, approve or recommend, or propose publicly to agree, approve, endorse or recommend any Acquisition Proposal (it being understood that publicly taking no position or a neutral position with respect to an Acquisition Proposal for a period of three Business Days after such Acquisition Proposal has been publicly announced will be deemed not to constitute a violation of this section);

(d)	make or propose publicly to make a Change of Recommendation;

(e)

accept, enter into, or propose publicly to accept or enter into, any agreement, understanding or arrangement effecting or related to any Acquisition Proposal or potential Acquisition Proposal (other than an Acceptable Confidentiality Agreement in accordance with the Arrangement Agreement); or

(f)	make any public announcement or take any other action inconsistent with the approval or recommendation of the Klondex Board of the transactions contemplated by the Arrangement Agreement.

Klondex and its Representatives have also covenanted to Hecla that they will and will cause Klondex’s subsidiaries to immediately cease and terminate any solicitation, encouragement, discussion or negotiation with any person (other than Hecla and its subsidiaries) with respect to any Acquisition Proposal or inquiry, proposal, or offer that could reasonably be expected to lead to an Acquisition Proposal and, in connection therewith,

Klondex will discontinue access to any of its confidential information, including access to any data room, virtual or otherwise, to any person (other than access by Hecla and its Representatives), and promptly request the return or destruction of all copies of such confidential information.

Klondex further agrees not to release (or allow any of its subsidiaries to release) any person from, grant any permission under or terminate, modify, amend or waive the terms of, any confidentiality agreement or standstill agreement, similar provisions in any such confidentiality agreement (it being acknowledged and agreed that the automatic termination of any standstill provisions of any such agreement as the result of the entering into an announcement of the Arrangement Agreement will not be a violation of this section); and to, and to cause each of its subsidiaries to, take all necessary action to enforce on a timely basis each confidentiality, standstill or similar agreement or restriction to which Klondex or any subsidiary is a party.

Notwithstanding anything to the contrary contained in the Arrangement Agreement, if Klondex receives a bona fide written Acquisition Proposal from any person after the date of the Arrangement Agreement, and prior to the Meeting that did not otherwise result from a breach of the non-solicitation provisions of the Arrangement Agreement, then subject to Klondex’s compliance with the non-solicitation provisions of the Arrangement Agreement, Klondex and its Representatives may (i) contact such person solely to clarify the terms and conditions of such Acquisition Proposal so as to determine whether such Acquisition Proposal is, or could reasonably be expected to lead to, a Superior Proposal, (ii) furnish information with respect to it to such person pursuant to an Acceptable Confidentiality Agreement, (iii) allow such person a single ten (10) calendar day period to conduct a due diligence investigation of Klondex, and (iv) participate in any discussions or negotiations regarding such Acquisition Proposal; provided, however, that, (v) prior to taking any action described in clauses (i) to (iv) above, the Klondex Board determines in good faith, after consultation with its financial advisors and outside legal counsel, that such Acquisition Proposal is or is reasonably likely to result in a Superior Proposal and failure to take such action would violate the fiduciary duties of such directors under applicable Law; (vi) such person was not restricted from making such Acquisition Proposal pursuant to an existing confidentiality agreement, standstill, permitted use, business purpose or similar restriction with Klondex or any of its subsidiaries or Representatives; (vii) Klondex has been, and continues to be, in compliance with its non-solicitation provisions of the Arrangement Agreement; and (viii) prior to or concurrently with providing any such copies, access, or disclosure, Klondex: (A) enters into and provides a copy of an Acceptable Confidentiality Agreement to Hecla promptly; and (B) contemporaneously provides to Hecla a list of and access to all information concerning Klondex that is provided to such person which was not already provided to Hecla or its Representatives.

Klondex has agreed to promptly (and, in any event, within 24 hours) notify Hecla, of any Acquisition Proposal received by Klondex, any inquiry, proposal, offer or request (or any amendment or supplement thereto) received by Klondex, relating to an Acquisition Proposal or any request for discussions or negotiations or other communications relating to or that could reasonably be expected to lead to an Acquisition Proposal, or any request received by Klondex, its subsidiaries or any Representatives for non-public information relating to Klondex or for access to properties, books, records or the provision of a list of securityholders of Klondex by any person in connection with, or that reasonably could be expected to result in, an Acquisition Proposal, including a copy of the Acquisition Proposal, inquiry, proposal, offer or request and any amendments thereto, a description of its material terms and conditions, the identity of the person making such Acquisition Proposal, inquiry, proposal, offer or request and details of all related communications, and promptly provide to Hecla such other information concerning such Acquisition Proposal, inquiry or request as Hecla may reasonably request, and promptly inform Hecla of the status and details of any such Acquisition Proposal, inquiry, proposal, offer or request.

Right to Match

If Klondex receives a bona fide Acquisition Proposal that is a Superior Proposal from any person after the date of the Arrangement Agreement and prior to the Meeting, then the Klondex Board may, prior to the Meeting, withdraw, modify, qualify or change in a manner adverse to Hecla its approval or recommendation of the Arrangement and/or approve or recommend such Superior Proposal and/or enter into an Acquisition Agreement with respect to such Superior Proposal, but only if:

(a)

the person making the Superior Proposal is not restricted from making such Superior Proposal pursuant to an existing confidentiality, standstill, use, business purpose or similar restriction with Klondex or any of its subsidiaries;

(b)

Klondex did not breach any of the non-solicitation provisions of the Arrangement Agreement in connection with the preparation or making of such Acquisition Proposal and Klondex has been and continues to be in compliance with the non-solicitation provisions of the Arrangement Agreement;

(c)

Klondex has given written notice to Hecla that it has received such Superior Proposal and that the Klondex Board has determined that: (i) such Acquisition Proposal constitutes a Superior Proposal; and (ii) the Klondex Board intends to withdraw, modify, qualify or change in a manner adverse to Hecla its approval or recommendation of the Arrangement (including the recommendation that the Klondex Shareholders vote in favour of the Arrangement Resolution) and/or enter into an Acquisition Agreement with respect to such Superior Proposal (in each case, written notice to be provided promptly following the making of such determination), and provides to Hecla a copy of the proposed Acquisition Agreement (together with a copy of such agreement and any supporting materials, including any financing documents supplied to Klondex in connection therewith), and written notice from the Klondex Board regarding the value and financial terms that the Klondex Board has, in consultation with its financial advisors, determined should be ascribed to any non-cash consideration offered in such Acquisition Proposal, it being acknowledged and agreed that the financial value ascribed by the Klondex Board to such non-cash consideration shall be expressed as a single value and not a range of values;

(d)

a period of five full Business Days (such period being the “Superior Proposal Notice Period”) has elapsed from the later of the date Hecla received the notice from Klondex and the date on which Hecla received the copy of the Acquisition Proposal and supporting materials. During the Superior Proposal Notice Period, Hecla will have the right to propose to amend the terms of the Arrangement Agreement and the Arrangement;

(e)

after the Superior Proposal Notice Period, the Klondex Board will have determined, after consultation with its outside legal counsel and financial advisors, and will have advised Hecla in writing that such Acquisition Proposal remains a Superior Proposal compared to the Arrangement as proposed to be amended by Hecla, and the failure to recommend the Acquisition Agreement would be inconsistent with its fiduciary duties;

(f)	Klondex concurrently terminates the Arrangement Agreement; and

(g)	Klondex has, previously or concurrently, paid to Hecla the Klondex termination fee equal to US$21 million.

Klondex has covenanted to Hecla that the Klondex Board will review promptly, diligently and in good faith any offer made by Hecla to amend the terms of the Arrangement Agreement and the Arrangement in order to determine, in consultation with its financial advisors and outside legal counsel, whether the proposed amendments would, upon acceptance, result in the Acquisition Proposal previously constituting a Superior Proposal ceasing to be a Superior Proposal. Subject to the Company’s disclosure obligations under applicable Securities Laws, the fact of the making of, and each of the terms of, any proposed amendments will be kept strictly confidential and will not be disclosed to any person (including without limitation, the person having made the Superior Proposal), other than the Company’s Representatives, without Hecla’s prior written consent.

If the Klondex Board determines that such Acquisition Proposal would cease to be a Superior Proposal as a result of the amendments proposed by Hecla, then Klondex will promptly thereafter accept the offer by Hecla to amend the terms of the Arrangement Agreement and the Arrangement.

If the Klondex Board continues to believe in good faith, after consultation with its financial advisors and outside legal counsel, that such Acquisition Proposal remains a Superior Proposal and therefore rejects Hecla’s offer to amend the Arrangement Agreement and the Arrangement, then Klondex may, subject to compliance with the other provisions of the Arrangement Agreement, terminate the Arrangement Agreement, in accordance with Section 6.1(d)(i) of the Arrangement Agreement, and enter into an Acquisition Agreement in respect of such Superior Proposal.

The Klondex Board will reaffirm its recommendation in favour of the Arrangement by news release promptly after (a) the Klondex Board has determined that any Acquisition Proposal is not a Superior Proposal if the Acquisition Proposal has been publicly announced or made; or (b) the Klondex Board makes the determination that an Acquisition Proposal that has been publicly announced or made and which previously constituted a Superior Proposal has ceased to be a Superior Proposal. Hecla will be given a reasonable opportunity to review and comment on the form and content of any such news release, and Klondex will give reasonable consideration to all amendments to such release. Such news release will state that the Klondex Board has determined that such Acquisition Proposal is not a Superior Proposal.

Klondex and/or any of its subsidiaries will not become a party to any Contract with any person subsequent to the date of the Arrangement Agreement that limits or prohibits Klondex from providing: (a) or making available to Hecla and its affiliates and Representatives any information provided or made available to such person or its officers, directors, employees, consultants, advisors, agents or other representatives (including accountants, investment bankers, financial advisors and legal counsel) pursuant to any confidentiality agreement described in Section 5.1 of the Arrangement Agreement; or (b) Hecla and its affiliates and Representatives with any other information required to be given to it by the Company under Section 5.1 of the Arrangement Agreement.

Subject to the provisions of the Arrangement Agreement, the Klondex Board has the right to respond, within the time and in the manner required by applicable Securities Laws, to any take-over bid made for the Klondex Shares that it determines is not a Superior Proposal, provided that: (a) the Klondex Directors, acting in good faith and upon the advice of outside legal counsel, will have first determined that the failure to so respond would result in a breach of applicable Securities Laws; (b) Hecla and its counsel has been provided with a reasonable opportunity to review and comment on any such response and the Klondex Board will give reasonable consideration to such comments; and (c) notwithstanding that the Klondex Board may be permitted to respond in the manner set out above to an Acquisition Proposal, the Klondex Board will not be permitted to withdraw, modify, change or qualify its approval or recommendation to vote in favour of the Arrangement Resolution in any manner adverse to Hecla or to make any disclosure that is inconsistent with such approval and recommendation except in accordance with the terms of Section 5.1(g) or Section 5.1(k)(ii) of the Arrangement Agreement.

Prior to the Meeting, Klondex and the Klondex Board is not prohibited from making any disclosure to Klondex Shareholders, and from making a Change of Recommendation if: (a) a Hecla Material Adverse Effect has occurred and is continuing; and (b) the Klondex Board has reasonably determined in good faith after consultation with Klondex’s outside legal counsel that the failure to do so would be inconsistent with the duties of the members of the Klondex Board under applicable Law.

Any violation of the restrictions set forth in Article 5 of the Arrangement Agreement by Klondex will be deemed a breach of Article 5, and nothing in Article 5 will limit, in any way, the obligation of Klondex to convene and hold the Meeting in accordance with the Arrangement Agreement while the Arrangement Agreement remains in force.

Other Covenants

Insurance and Indemnification

Klondex may purchase prepaid non-cancellable run-off directors’ and officers’ liability insurance, at a cost not exceeding 200% of Klondex’s current annual aggregate premium for directors’ and officers’ liability insurance currently maintained by Klondex and its subsidiaries, providing coverage for a period of six years from the Effective Date with respect to claims arising from or related to facts or events which occur on or prior to the Effective Date.

Employment Agreements

Prior to the Effective Time, Klondex shall use commercially reasonable efforts to cause, and it shall cause any of its subsidiaries to use commercially reasonable efforts to cause, all directors of Klondex and its subsidiaries to resign as on the Effective Date, which resignations shall become effective immediately following the acquisition by Hecla of all of the issued and outstanding shares in the capital of Klondex pursuant to the Plan of Arrangement.

Klondex will provide releases from liability to such individuals as at the Effective Time in form and substance satisfactory to Klondex and Hecla, each acting reasonably, in exchange for the execution of full and final releases of Klondex and its subsidiaries from all liability and obligations in favour of Klondex (excluding any indemnification obligations set out in Section 4.10 of the Arrangement Agreement) and in form and substance satisfactory to Hecla, acting reasonably.

Prior to the Effective Time, Klondex shall use commercially reasonable efforts to cause, and it shall cause any of its subsidiaries to use commercially reasonable efforts to either: (i) cause those of the executive officers of Klondex and its subsidiaries as may be identified by Hecla to Klondex in writing to provide resignations; or (ii) terminate the employment of such executive officers effective as at the Effective Time, in exchange for the prescribed payments.

Klondex will provide releases from liability to such resigned or terminated executive officers as at the Effective Time in form and substance satisfactory to Klondex and Hecla, acting reasonably, in exchange for the execution of full and final releases, by the executive officers in favour of Klondex and its subsidiaries, from all liability and obligations (excluding any indemnification obligations set out in Section 4.10 of the Arrangement Agreement) and in form and substance satisfactory to Hecla, acting reasonably.

From and after the Effective Time, Hecla shall honour and comply with, or cause Klondex, its subsidiaries and any successor to Klondex to honour and comply with the terms of all of the severance payment obligations of Klondex or its subsidiaries under the existing employment, consulting, change of control and severance agreements of Klondex or its subsidiaries.

Covenants regarding Pre-Spinout Reorganization

Klondex has covenanted that on the day prior to the Effective Date, provided that certain conditions as described in the Arrangement Agreement have been satisfied or waived, Klondex shall, and shall cause Havilah to, enter into an agreement of purchase and sale (the “Havilah Contribution Agreement”), pursuant to which Klondex shall agree to transfer the Havilah Property to Havilah on the Effective Date pursuant to and in accordance with the Plan of Arrangement in consideration for the issuance by Havilah to Klondex of the Distribution Havilah Shares.

Pre-Acquisition Reorganization

Hecla and Hecla Acquisition Subco agree that, prior to the Effective Date, Klondex and its affiliates shall be entitled to enter into the pre-closing transactions outlined in Schedule G to the Arrangement Agreement.

Klondex agrees that, upon the request of Hecla, Klondex shall: (i) perform such additional reorganizations of its corporate structure, capital structure, business, operations and assets or such other transactions as Hecla may request, acting reasonably (each a “Pre-Acquisition Reorganization”), and (ii) cooperate with Hecla and its advisors to determine the nature of any Pre-Acquisition Reorganization that might be undertaken and the manner in which such Pre-Acquisition Reorganization would most effectively be undertaken.

Hecla must provide written notice to Klondex of any proposed Pre-Acquisition Reorganization at least ten (10) Business Days prior to the Effective Date.

Hecla agrees that it will be responsible for all costs and expenses (including any professional fees and expenses) associated with any Pre-Acquisition Reorganization to be carried out at its request and shall indemnify and save harmless Klondex and its affiliates from and against any and all liabilities, losses, damages, claims, costs, taxes, expenses, interest awards, judgements and penalties suffered or incurred by any of them in connection with or as a result of any such Pre-Acquisition Reorganization if after participating in any Pre-Acquisition Reorganization the Arrangement is not completed other than due to a breach by Klondex of the terms and conditions of the Arrangement Agreement.

Hecla acknowledges and agrees that the Pre-Acquisition Reorganization shall not: (i) materially impede, prevent or delay completion of the Arrangement; (ii) in the opinion of Klondex, acting reasonably, prejudice the Klondex Shareholders in any respect; (iii) require Klondex to obtain the approval of the Klondex Shareholders or contravene any applicable Laws, Klondex’s constating documents or any Material Contract; (iv) unreasonably interfere in any material operations of Klondex or its subsidiaries prior to the Effective Time; (v) be considered in determining whether a representation, warranty or covenant of Klondex has been breached; (vi) require Klondex or any subsidiary to contravene any Laws, their respective organizational documents or any Material Contract; or (vii) result in any Taxes being imposed on, or any adverse Tax or other consequences to, any securityholder of Klondex incrementally greater than the Taxes or other consequences to such party in connection with the consummation of the Arrangement in the absence of any Pre-Acquisition Reorganization.

Control of Business

Nothing in the Arrangement Agreement gives either Party, directly or indirectly, the right to control or direct the operations of the other Party prior to the Effective Time. Prior to the Effective Time, each Party shall exercise, consistent with the terms and conditions of the Arrangement Agreement, complete control and supervision over its and each of its subsidiaries’ respective operations.

Change of Name

As soon as practicable after the Effective Time, subsidiaries of Havilah will change their respective corporate names to remove the word “Klondex” as a constituent element of such corporate names.

Operations

Klondex shall take all commercially reasonable actions requested by Hecla regarding certain operational matters.

Employee Matters

From and after the Effective Time, Hecla shall honour and perform, or cause Klondex to honour and perform, all of the obligations of Klondex and any of its subsidiaries under duly executed and delivered written employment and other agreements and the Klondex employee plans with current or former Klondex employees.

Investec Facility Agreement

Prior to the Effective Time, Hecla shall have made arrangements to pay to Investec all funds properly owed to Investec and its affiliates by Klondex and its subsidiaries pursuant to the Investec Facility Agreement and all security interests granted by Klondex and its subsidiaries pursuant to, or arising from, the Investec Facility Agreement shall be discharged and the security interests on the Havilah Property pursuant to or arising from the Investec Facility Agreement will be discharged on or prior to the Effective Date.

Termination

The Arrangement Agreement may be terminated prior to the Effective Time in certain circumstances, including:

1.	by mutual written agreement of Hecla and Klondex;

2.	by either Hecla or Klondex, if:

(a)

the Effective Time does not occur on or before the Outside Date, except that such right to terminate the Arrangement Agreement will not be available to any Party whose failure to fulfil any of its covenants or obligations or breach of any of its representations and warranties under the Arrangement Agreement has been a principal cause of, or resulted in, the failure of the Effective Time to occur by such date;

(b)	the Meeting is held and the Arrangement Resolution is not approved by the Klondex Securityholders in accordance with applicable Laws and the Interim Order; or

(c)	any Law makes the completion of the Arrangement or the transactions contemplated by the Arrangement Agreement illegal or otherwise prohibited, and such Law has become final and non-appealable.

3.	by Hecla, if:

(a)

the Klondex Board or any committee fails to publicly make a recommendation that the Klondex Shareholders vote in favour of the Arrangement Resolution or fails to reaffirm its recommendation by the third Business Day following receipt of a request by Hecla to do so (and if the Meeting is scheduled to occur within such period, then prior to the third Business Day prior to the Meeting) (each of the foregoing a “Change of Recommendation”);

(b)

Klondex or the Klondex Board, or any committee thereof, withdraws, modifies, qualifies or changes in a manner adverse to Hecla its approval or recommendation of the Arrangement, endorses or recommends any Acquisition Proposal or takes no position or remains natural with respect to any publicly announced Acquisition Proposal for a period exceeding three Business Days (or if the Meeting is scheduled to occur within such period, then for a period beyond the third Business Day prior to the Meeting);

(c)	Klondex or the Klondex Board accepts, approves, endorses or recommends any Acquisition Proposal or publicly proposes an intention to do so;

(d)

Klondex enters into an Acquisition Agreement in respect of an Acquisition Proposal (other than an Acceptable Confidentiality Agreement) or breaches its material obligations or material covenants set forth in section 4.1 of the Arrangement Agreement;

(e)

subject to compliance with the notice and cure provisions in the Arrangement Agreement, Klondex breaches any of its representations, warranties, covenants or agreements contained in the Arrangement Agreement, which breach would cause any of the mutual conditions precedent or the conditions precedent to the obligations of Hecla in the Arrangement Agreement not to be satisfied, provided, however, that Hecla is not then in breach of the Arrangement Agreement;

(f)	a Klondex Material Adverse Effect has occurred and is continuing; or

(g)

Hecla enters into a definitive written agreement concerning a Hecla Acquisition Proposal provided the prior termination of the Arrangement Agreement is required by the acquirer of Hecla completing such Hecla Acquisition Proposal (a “Hecla Alternative Agreement”) and Hecla has previously or concurrently paid, or the terms of the Hecla Alternative Agreement provide that the acquirer of Hecla will advance or otherwise provide to Hecla the cash required to pay, the Hecla Termination Fee in accordance with the Arrangement Agreement.

4.	by Klondex, if:

(a)	the Klondex Board approves, and authorizes Klondex to enter into, a definitive agreement providing for the implementation of a Superior Proposal prior to the Meeting and has paid or concurrently pays the Klondex termination fee in the amount of US$21 million and has complied with the non-solicitation provisions of the Arrangement Agreement;

(b)

subject to compliance with the notice and cure provisions in the Arrangement Agreement, Hecla breaches any of its representations, warranties, covenants or agreements contained in the Arrangement Agreement, (other than with respect to any of the covenants of Hecla set out in Section 4.2 of the Arrangement Agreement regarding the provision of Hecla diligence information to Klondex), which breach would cause any of the mutual conditions precedent or the conditions precedent to the obligations of Klondex in the Arrangement Agreement not to be satisfied, provided, however, that Klondex is not then in breach of the Arrangement Agreement; or

(c)	a Hecla Material Adverse Effect has occurred and is continuing.

Termination Fee

Hecla is entitled to be paid the Klondex termination fee in the amount of US$21 million upon the occurrence of any of the following events:

(a)

each of the following has occurred: (i) the Arrangement Agreement has been terminated as a result of the Arrangement failing to be completed by the Outside Date or the Arrangement Resolution not being approved by the Klondex Shareholders; (ii) prior to such termination, another person has publicly announced an Acquisition Proposal or a proposed or intended Acquisition Proposal (and it was not withdrawn); and (iii) within 365 days of the termination, an Acquisition Proposal is consummated or Klondex has entered into an Acquisition Agreement in respect of any Acquisition Proposal, which Acquisition Proposal is subsequently completed, provided, however, that for the purposes of this paragraph all references to “20%” in the definition of Acquisition Proposal will be changed to “50%”;

(b)	the Arrangement Agreement has been terminated by Hecla as a result of a Change of Recommendation, other than a Change of Recommendation in connection with a Hecla Material Adverse Effect;

(c)	the Arrangement Agreement has been terminated by Hecla as a result of a withdrawal in recommendation by Klondex, the Klondex Board or any committee thereof;

(d)	the Arrangement Agreement has been terminated by Hecla as a result of an endorsement of any Acquisition Proposal by Klondex, the Klondex Board or any committee thereof; or

(e)

the Arrangement Agreement has been terminated by Klondex as a result of the Klondex Board approving or authorizing a definitive agreement for the implementation of a Superior Proposal, provided Klondex has otherwise complied with its obligations in that regard.

In the case of the occurrence of the Expense Reimbursement Event, Klondex will reimburse Hecla for its reasonable and documented out-of-pocket expenses incurred in connection with the Arrangement, including all legal, accounting, taxation, technical and engineering and investment banking fees and disbursements. In the event Klondex pays Hecla the termination fee of US$21 million, no fees for the Expense Reimbursement Event will be reimbursed by Klondex.

Klondex is entitled to be paid the Hecla termination fee in the amount of US$21 million if the Arrangement Agreement has been terminated by Hecla in the event Hecla enters into a definitive written agreement concerning a Hecla Acquisition Proposal, provided that the termination of the Arrangement Agreement is required by the party acquiring Hecla. Where termination of the Arrangement Agreement is required, either Hecla or the party acquiring Hecla will advance or otherwise provide the Hecla termination fee to Klondex in accordance with the Arrangement Agreement.

PART 9. OPINION OF MAXIT CAPITAL

The Independent Committee engaged Maxit Capital as a financial advisor. In connection with this engagement, the Independent Committee requested that Maxit Capital render an opinion to the Independent Committee as to the fairness, from a financial point of view, of the Arrangement Consideration to be received by Klondex Shareholders pursuant to the Arrangement. On March 16, 2018, the Independent Committee held a meeting to evaluate the Arrangement. Maxit Capital rendered an oral opinion, which was confirmed by delivery of a written opinion dated March 16, 2018, to the Independent Committee that, as of March 16, 2018 and based on and subject to assumptions made, procedures followed, matters considered and qualifications and limitations on the review undertaken described in such Maxit Capital Fairness Opinion, the Arrangement Consideration to be received by Klondex Shareholders pursuant to the Arrangement was fair, from a financial point of view, to such holders.

The full text of Maxit Capital’s written opinion, dated March 16, 2018, which describes the assumptions made, procedures followed, matters considered and qualifications and limitations on the review undertaken, is attached as Appendix “C” to this Circular. The description of the Maxit Capital Fairness Opinion set forth in this Circular is qualified in its entirety by reference to the full text of the Maxit Capital Fairness Opinion, which is incorporated by reference herein in its entirety. The Maxit Capital Fairness Opinion was for the benefit of the Independent Committee (in its capacity as such) in connection with its evaluation of the Arrangement and did not address any terms or other aspects of the Arrangement other than the Arrangement Consideration to the extent expressly specified in the Maxit Capital Fairness Opinion. The Maxit Capital Fairness Opinion did not address the relative merits of the Arrangement as compared to any other transaction or business strategy in which Klondex might engage or the merits of the underlying decision by Klondex to engage in the Arrangement. The Maxit Capital Fairness Opinion is not intended to and does not constitute a recommendation to any Klondex Securityholder as to how any such Klondex Securityholder should vote or act with respect to the Arrangement or any matter relating thereto.

In connection with rendering the Maxit Capital Fairness Opinion, Maxit Capital reviewed and considered, and where Maxit Capital deemed appropriate, relied upon, or carried out, among other things, the following:

(a)	a draft of the Arrangement Agreement;

(b)	a draft of the Plan of Arrangement;

(c)	drafts of the Klondex Voting Agreements, Klondex Support Agreements and Klondex Support Letter Agreements;

(d)

publicly available documents regarding Klondex and Hecla, including annual and quarterly reports, financial statements, annual information forms, management circulars and other filings deemed relevant;

(e)

certain internal financial, operating, corporate and other information prepared or provided by or on behalf of Klondex and Hecla concerning the business operations, assets, liabilities and prospects of Klondex and Hecla;

(f)

internal management forecasts, development and operating projections, estimates (including future estimates of mineable resources) and budgets prepared or provided by or on behalf of Klondex and Hecla;

(g)	discussions with management of Klondex relating to the business, financial condition and prospects of Klondex;

(h)	due diligence meetings with senior executives of Hecla and Klondex concerning past and current operations and financial conditions and prospects of Hecla and Klondex;

(i)	selected public market trading statistics and relevant financial information of Klondex, Hecla and other public entities;

(j)	selected financial statistics and relevant financial information with respect to relevant precedent transactions;

(k)

selected technical reports on the assets of Klondex and Hecla, and selected reports published by equity research analysts and industry sources regarding Klondex, Hecla and other comparable public entities;

(l)

a certificate addressed to Maxit Capital, dated March 16, 2018, from two senior officers of Klondex as to the completeness and accuracy of the Information (as defined in the Maxit Capital Fairness Opinion); and

(m)	such other information, analyses, investigations, and discussions as Maxit Capital considered necessary or appropriate in the circumstances.

In arriving at the Maxit Capital Fairness Opinion, Maxit Capital relied upon and assumed the completeness, accuracy and fair presentation of all financial and other information, data, documents, materials, advice, opinions and representations obtained by it, including information provided by the Company or Hecla in relation to the Company and Hecla, data, advice, opinions and representations obtained by Maxit Capital from public sources, or provided to Maxit Capital by the Company, Hecla or Klondex’s affiliates or advisors or otherwise obtained by Maxit Capital pursuant to its engagement, and the Maxit Capital Fairness Opinion is conditional upon such completeness, accuracy and fair presentation. Maxit Capital has not been requested to or attempted to verify independently the accuracy, completeness or fairness of presentation of any such information, data, advice, opinions and representations.

With respect to the historical financial data, operating and financial forecasts and budgets provided to Maxit Capital concerning the Company or Hecla and utilized in its financial analyses, Maxit Capital has assumed that they have been reasonably prepared on bases reflecting the most reasonable assumptions, estimates and judgments of management of the Company or Hecla, as applicable, having regard to the Company’s or Hecla’s, as applicable, business, plans, financial condition and prospects.

Maxit Capital was not asked to, and did not, prepare an independent evaluation, formal valuation or appraisal of the securities or assets of Klondex, Hecla or any of their respective affiliates, nor was Maxit Capital provided with any such evaluations, valuations or appraisals. Maxit Capital did not conduct any physical inspection of the properties or facilities of Klondex or Hecla. Furthermore, the Maxit Capital Fairness Opinion does not address the solvency or fair value of Klondex or Hecla under any applicable laws relating to bankruptcy or insolvency. The Maxit Capital Fairness Opinion should not be construed as advice as to the price at which the securities of Klondex, Havilah or Hecla may trade at any time and does not address any legal, tax, regulatory, actuarial or accounting aspects of the Arrangement.

Maxit Capital are not legal, tax or accounting experts and they express no opinion concerning any legal, tax, regulatory, actuarial or accounting matters concerning the Arrangement. The Maxit Capital Fairness Opinion is rendered on the basis of securities markets, economic and general business and financial conditions prevailing as at the date of the Maxit Capital Fairness Opinion and the conditions and prospects, financial and otherwise, of the Company and Hecla as they are reflected in the information provided to Maxit Capital in connection with the Maxit Capital Fairness Opinion and as they were represented to Maxit Capital in its discussions with management of the Company or Hecla or their affiliates and advisors. In its analyses and in connection with the preparation of the Maxit Capital Fairness Opinion, Maxit Capital made numerous assumptions with respect to industry performance, general business, markets and economic conditions and other matters, many of which are beyond the control of any party involved in the Arrangement.

The Maxit Capital Fairness Opinion does not address the relative merits of the Arrangement as compared to other business strategies or transactions that might have been available to the Company or in which the Company might have engaged. In connection with Maxit Capital’s engagement, Maxit Capital was not authorized to, and it did not, solicit indications of interest from third parties regarding a potential transaction with the Company. The Maxit Capital Fairness Opinion is not intended to and does not constitute a recommendation to any Klondex Securityholder as to how any such Klondex Securityholder should vote or act with respect to the Arrangement or any matter relating thereto. Additionally, Maxit Capital does not express any opinion as to the prices at which the Klondex Shares, Havilah Shares or Hecla Shares may trade at any time.

Maxit Capital believes that its financial analyses must be considered as a whole and that selecting portions of its analyses and the factors considered by it, without considering all factors and analyses together, could create a misleading view of the process underlying the Maxit Capital Fairness Opinion. The preparation of an opinion is complex and is not necessarily susceptible to partial analysis or summary description and any attempt to carry out such could lead to undue emphasis on any particular factor or analysis.

The Maxit Capital Fairness Opinion is given as of the date it was given and although Maxit Capital reserves the right to change or withdraw the Maxit Capital Fairness Opinion if it learns that any of the Information that it relied upon in preparing the Maxit Capital Fairness Opinion was inaccurate, incomplete or misleading in any material respect, Maxit Capital disclaims any obligation to change or withdraw the Maxit Capital Fairness Opinion, to advise any person of any change that may come to its attention or to update the Maxit Capital Fairness Opinion after the date of the Maxit Capital Fairness Opinion.

In rendering the Maxit Capital Fairness Opinion, Maxit Capital assumed, with the consent of Klondex, that the Arrangement would be consummated on the terms described in the Arrangement Agreement, without any waiver or modification of any material terms or conditions. Representatives of Klondex advised Maxit Capital, and Maxit Capital assumed, that the Arrangement Agreement, when executed, would conform to the draft reviewed by Maxit Capital in all material respects. Maxit Capital did not express any opinion as to any tax or other consequences that might result from the Arrangement, nor does the Maxit Capital Fairness Opinion address any legal, tax, regulatory, actuarial or accounting matters, including, without limitation, the potential impact of tax laws, regulations and governmental and legislative policies on Klondex, Hecla or the Arrangement. Maxit Capital expressed no view or opinion as to any terms or other aspects (other than the Arrangement Consideration to the extent expressly specified in the Maxit Capital Fairness Opinion) of the Arrangement, including, without limitation, the form or structure of the Arrangement or any agreements or arrangements entered into in connection with, or contemplated by, the Arrangement. In addition, Maxit Capital expressed no view or opinion as to the fairness of the amount or nature of, or any other aspects relating to, the compensation to any officers, directors or employees of any parties to the Arrangement, or class of such persons, relative to the Arrangement Consideration pursuant to the Arrangement or otherwise.

In connection with the Maxit Capital Fairness Opinion, Maxit Capital performed a variety of financial and comparative analyses, including those described below. The summary of the analyses below and certain factors considered is not a comprehensive description of all analyses undertaken or factors considered by Maxit Capital. The preparation of a financial opinion or analyses is a complex process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a financial opinion and related analyses is not readily susceptible to summary description. Maxit Capital arrived at the Maxit Capital Fairness Opinion based on the results of all analyses undertaken and assessed as a whole, and did not draw, in isolation, conclusions from or with regard to any one factor or method of analysis. Accordingly, Maxit Capital believes that the analyses and factors summarized below must be considered as a whole and in context. Maxit Capital further believes that selecting portions of the analyses and factors or focusing on information presented in tabular format, without considering all analyses and factors or the narrative description of the analyses and factors, could create a misleading or incomplete view of the processes underlying Maxit Capital’s analyses and opinion.

In performing its financial analyses, Maxit Capital considered industry performance, general business and economic, market and financial conditions and other matters existing as of the date of the Maxit Capital Fairness

Opinion. No company, business or transaction reviewed is identical or directly comparable to Klondex, Hecla or their respective businesses or the Arrangement and an evaluation of these analyses is not entirely mathematical; rather, the analyses involve complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the public trading, acquisition or other values of the companies, businesses or transactions reviewed. The estimates of the future performance of Klondex and Hecla in or underlying Maxit Capital’s analyses are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than those estimates or those suggested by such analyses. These analyses were prepared solely as part of Maxit Capital’s analysis of the fairness, from a financial point of view, of the Arrangement Consideration to be received by Klondex Shareholders pursuant to the Arrangement and were provided to the Independent Committee in connection with the delivery of the Maxit Capital Fairness Opinion. The analyses do not purport to be appraisals or to reflect the prices at which a company might actually be sold or the prices at which any securities have traded or may trade at any time in the future. Accordingly, the assumptions and estimates used in, and the ranges of valuations resulting from, any particular analysis described below are inherently subject to substantial uncertainty and should not be taken as the views of Maxit Capital regarding the actual values of Klondex or Hecla.

Maxit Capital did not recommend that any specific consideration constituted the only appropriate consideration in the Arrangement. The type and amount of consideration payable in the Arrangement was determined through negotiations between Klondex and Hecla, and was approved by the Klondex Board. The decision to enter into the Arrangement was solely that of the Klondex Board and the Hecla Board. The Maxit Capital Fairness Opinion and analyses were only one of many factors considered by the Independent Committee and the Klondex Board in its evaluation of the proposed Arrangement and the Arrangement Consideration and should not be viewed as determinative of the views of the Independent Committee and Klondex or management with respect to the Arrangement or the consideration payable pursuant to the Arrangement.

Summary of Analysis

The summary of the financial analyses described in this section entitled “Part 9 – Opinion of Maxit Capital – Summary of Analysis” is a summary of the material financial analyses provided by Maxit Capital in connection with the Maxit Capital Fairness Opinion, dated March 16, 2018, to the Independent Committee. The summary set forth below is not a comprehensive description of all analyses undertaken by Maxit Capital in connection with the Maxit Capital Fairness Opinion, nor does the order of the analyses in the summary below indicate that any analysis was given greater weight than any other analysis. The financial analyses summarized below include information presented in tabular format. In order to fully understand the financial analyses performed by Maxit Capital, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses performed by Maxit Capital. Considering the data set forth in the tables below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the financial analyses performed by Maxit Capital. Future results may differ from those described and such differences may be material. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before March 16, 2018, the last full trading day before the meeting of the Independent Committee and Klondex Board to consider and approve the Arrangement, and is not necessarily indicative of current market conditions. None of Klondex, Hecla, Maxit Capital or any other person assumes responsibility if future results are materially different from those discussed. Any estimates contained in these analyses are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than as set forth below. In addition, analyses relating to the value of the businesses do not purport to be appraisals or reflect the prices at which the businesses may actually be sold.

On March 16, 2018, Klondex, Hecla and Hecla Acquisition Subco entered into the Arrangement Agreement pursuant to which Klondex Shareholders may elect to receive as Hecla Consideration either the Cash Consideration, Share Consideration or Combination Consideration, subject to proration. Based on the closing price on the NYSE of Hecla Shares on March 16, 2018, the Combination Consideration, assuming full proration, represented an implied price per Klondex share, excluding Havilah, of US$2.43 rounded down to two decimal places. Maxit Capital principally assessed the Hecla Consideration in the context of the implied Combination Consideration, based on closing prices as of March 16, 2018, of US$2.43. Based on closing prices as of March 16, 2018, the Combination Consideration represented a premium of 69% to the last undisturbed closing price. Maxit Capital also noted that based on Hecla’s 60-day VWAP as of the relevant date of US$3.94 per Hecla Share, the Combination Consideration and Share Consideration represented an implied price of US$2.47 per Klondex Share, excluding Havilah.

In support of the Maxit Capital Fairness Opinion, Maxit Capital has performed certain analyses on Klondex, based on those methodologies and assumptions that Maxit Capital considered appropriate in the circumstances for the purposes of providing the Maxit Capital Fairness Opinion. In the context of the Maxit Capital Fairness Opinion, Maxit Capital considered, among others, the following methodologies:

(a)	net asset value (“NAV”) analysis;

(b)	the Comparable Trading with Control Premium Approach (as defined below); and

(c)	the Precedent Transaction Approach (as defined below).

NAV Analysis

Maxit Capital performed a NAV analysis to determine a range of implied values per share for Klondex excluding Havilah. The NAV analysis was comprised of: (a) a discounted cash flow analysis for mining assets and corporate costs where financial forecasts could reasonably be estimated by management of Klondex; (b) a carrying value assigned to certain mining assets where financial forecasts could not be reasonably estimated by management of Klondex; and (c) the book value of cash and other current assets less the book value of debt and other current liabilities as of December 31, 2017, as applicable.

The discounted cash flow analysis was based on projected unlevered, after-tax free cash flows from the time period beginning January 1, 2018 and discounted back to that date using the mid-year convention. The unlevered, after-tax free cash flows were projected based on assumptions and estimates provided by management of Klondex. The present value of the projected unlevered, after-tax free cash flows was determined using a 5.0% to 7.0% discount rate. Maxit Capital believes that these rates are appropriate to reflect the risks associated with such assets and liabilities, as applied, and are consistent with rates used by independent research analysts and industry participants in evaluating comparable assets and liabilities.

Maxit Capital conducted the NAV analysis using commodity price assumptions from consensus equity research analyst median estimates per FactSet and available equity research reports as of the relevant date. The resulting commodity prices were as follows:

Commodity Price Assumptions	2018	2019	2020	2021	2022+
Gold Price (US$/oz)	1,300	1,300	1,300	1,300	1,300
Silver Price (US$/oz)	17.64	18.00	18.50	18.50	18.50
Copper Price (US$/lb)	3.09	3.08	3.05	3.15	3.05
Zinc Price (US$/lb)	1.50	1.40	1.30	1.20	1.10
Lead Price (US$/lb)	1.14	1.09	1.05	1.00	1.00

In addition, Maxit Capital was provided with a NAV analysis of Hecla performed by Hecla using the commodity price assumptions in the table above. The information ultimately considered by Maxit Capital in its NAV analysis was produced by Maxit Capital after making adjustments to the information provided by Hecla to reflect changes in book values of debt and cash based on public disclosure of subsequent events. Maxit Capital further assumed that the internal work performed by Hecla to support its analysis was done on a reasonable basis.

For Klondex, Maxit Capital observed a model NAV per share, excluding Havilah, of US$2.05. Maxit Capital noted that the model figure had a variance within 10% of the available median equity research analyst NAV per share adjusted for Havilah of US$2.23. Maxit Capital relied on both the model and adjusted median equity research analyst estimates in its analysis.

For Hecla, Maxit Capital attributed a NAV per share of US$4.10 based on the adjusted NAV analysis described above. Maxit Capital noted that the model NAV per share in the information provided by Hecla had a variance in excess of 10% from the available median equity research analyst NAV per share of US$2.50. Maxit Capital believed that the variance was primarily driven by the carrying value ascribed to Hecla’s development assets based on available equity research analyst reports providing a sum-of-the-parts breakdown of NAV. Based on its evaluation of the analyst reports and comparison of those to information provided by Hecla, Maxit Capital, to be conservative, primarily relied on the median equity research analyst estimates in assessing the share consideration to be received and pro forma Hecla.

Comparable Trading with Control Premium Approach

Maxit Capital reviewed public market trading statistics of comparable production stage gold companies and premiums paid to shareholders on acquisition transactions of comparable production stage gold companies (the “Comparable Trading with Control Premium Approach”). Maxit Capital principally considered multiples based on price to NAV (“P/NAV”) and price to forward calendar year operating cash flow per share (“P/Cash Flow”) with a primary emphasis placed on P/NAV as cash flow related metrics do not account for the life of a mining operation or the value of non-operating assets that do not generate cash flow over the respective period. Estimated financial data for the selected comparable companies was based on publicly available equity research analysts’ estimates and public disclosure by the selected companies. Maxit Capital also reviewed equity research analysts’ reports and analysis on Klondex in addition to Klondex’s internal model. Maxit Capital applied a range of selected multiples to the corresponding data for Klondex, excluding Havilah, to develop an implied equity value and thereon applied a range of selected premiums based upon the review of acquisition transactions.

With respect to Klondex, the selected comparable companies were:

Alacer Gold

Argonaut Gold

Guyana Goldfields

McEwen Mining

Premier Gold Mines

Roxgold

Teranga Gold Corporation

TMAC Resources

Wesdome Gold Mines

Maxit Capital calculated the range and median of multiples observed and selected a representative multiple range and applied a range of selected premiums which was then applied to Klondex’s respective values as of the relevant date to calculate an implied value per share range. The results of the Comparable Trading with Control Premium Approach is summarized below:

Principal Multiples	Low	High	Median	Representative Company Range	Representative Premium Range
P/NAV	0.47x	0.83x	0.74x	0.60x – 1.00x	25.0% - 35.0%
P/Cash Flow	2.59x	23.15x	4.67x	3.50x – 6.00x	25.0% - 35.0%

Based on the representative company and premium range for Klondex, the Comparable Trading with Control Premium Approach indicated the following approximate implied values per Klondex Share, comparable to the implied Hecla Consideration of US$2.43 as outlined above, of US$1.54 to US$3.01 on a P/NAV basis and US$1.93 to US$4.18 on a P/Cash Flow basis.

No company or transaction utilized in the Comparable Trading with Control Premium Approach is identical to Klondex, Hecla or the Arrangement. Accordingly, an analysis of the results of the foregoing necessarily involves complex considerations and judgements concerning the differences in financial and operating characteristics of Klondex and Hecla, the Arrangement and other factors that could affect the trading value and aggregate transaction values of the companies and transactions to which they are being compared.

Precedent Transaction Approach

Maxit Capital reviewed publicly available information on acquisition transactions of production stage gold companies and assets (the “Precedent Transaction Approach”) that Maxit Capital, based on its experience in the metals and mining industry, deemed relevant. Maxit Capital principally considered these transactions based upon the implied multiples of P/NAV and P/Cash Flow with a primary emphasis on P/NAV. Maxit Capital then applied a range based upon these transactions to the corresponding data of Klondex, excluding Havilah.

The selected precedent transactions were:

Date Announced	Acquirer	Target
Jan-18	Leagold	Brio Gold
Sep-17	Alamos	Richmont
Aug-17	McEwen Mining	Black Fox (Primero)
Apr-17	Shandong	50% Veladero (Barrick)
Jan-17	Leagold	Los Filos (Goldcorp)
Sep-16	Kirkland Lake	Newmarket
Jul-16	Premier Gold	Mercedes (Yamana)
Mar-16	Silver Standard	Claude
Feb-16	Tahoe	Lake Shore
Nov-15	Kirkland Lake	St Andrew Goldfields
Nov-15	Kinross	Nevada Operations (Barrick)
Jun-15	Newmont	Cripple Creek & Victor (AngloGold)
May-15	Zijin	47.5% Porgera (Barrick)
May-15	Evolution Mining	Cowal (Barrick)
Apr-15	OceanaGold	Waihi (Newmont)
Apr-15	Evolution Mining	La Mancha Australia
Feb-15	Tahoe	Rio Alto
Jan-15	Coeur	Wharf (Goldcorp)

Maxit Capital calculated the range and median of multiples observed and selected a representative transaction multiple range which was then applied to Klondex’s respective values as of the relevant date to calculate an implied value per share range. The results of the Precedent Transaction Approach is summarized below:

Principal Multiples	Low	High	Median	Representative Company Range
P/NAV	0.41x	1.72x	1.19x	1.00x – 1.50x
P/Cash Flow	2.79x	11.50x	7.34x	5.00x – 9.00x

Based on the representative transaction ranges, this analysis indicated the following approximate implied value per Klondex Share, comparable to the implied Hecla Consideration of US$2.43 as outlined above, of US$2.05 to US$3.34 on a P/NAV basis and US$2.20 to US$4.65 on a P/Cash Flow basis.

No company or transaction utilized in the Precedent Transactions Approach analysis is identical to Klondex, Hecla or the Arrangement. Accordingly, an analysis of the results of the foregoing necessarily involves complex considerations and judgements concerning the differences in financial and operating characteristics of Klondex and Hecla, the Arrangement and other factors that could affect the trading value and aggregate transaction values of the companies and transactions to which they are being compared.

Transaction Premiums Analysis

Maxit Capital reviewed premiums paid to shareholders of acquired companies in these transactions as at the last undisturbed date prior to the announcement of the transaction and based on the VWAPs over the preceding 20-day period. Maxit Capital then applied a range of selected premiums based upon these transactions to the corresponding data of Klondex.

The selected precedent transactions for transaction premiums analysis represent the corporate transactions used in the Precedent Transaction Approach and were:

Date Announced	Acquirer	Target
Jan-18	Leagold	Brio Gold
Sep-17	Alamos	Richmont
Sep-16	Kirkland Lake	Newmarket
Mar-16	Silver Standard	Claude
Feb-16	Tahoe	Lake Shore
Nov-15	Kirkland Lake	St Andrew Goldfields
Feb-15	Tahoe	Rio Alto

Maxit Capital calculated the range and median of premiums observed and selected a representative premium range which was then applied to Klondex’s share price on the relevant date to calculate an implied value per share range. The results of the transaction premiums analysis are summarized below:

	Low	High	Median	Representative Premium Range
Premium to Last Undisturbed	9.4%	60.5%	24.7%	25.0% – 35.0%
Premium to 20-Day VWAP for Each	20.3%	58.4%	30.4%	25.0% – 35.0%

Based on the representative premium range, this analysis indicated the following approximate implied values per Klondex Share, comparable to the Arrangement Consideration, of US$1.80 to US$1.94 on a premium to last undisturbed basis and US$1.79 to US$1.93 on a premium to 20-day VWAP basis. Maxit Capital also compared the implied values to the implied Hecla Consideration of US$2.43 as outlined above. The implied Hecla Consideration, which excludes Havilah, represented a premium of 69% to the last undisturbed closing price and a premium of 70% on a 20-day VWAP for each basis as of March 16, 2018.

No company or transaction utilized in the transaction premiums analysis is identical to Klondex, Hecla or the Arrangement. Accordingly, an analysis of the results of the foregoing necessarily involves complex considerations and judgements concerning the differences in financial and operating characteristics of Klondex and Hecla, the Arrangement and other factors that could affect the trading value and aggregate transaction values of the companies and transactions to which they are being compared.

Klondex Analysis

Maxit Capital combined the Comparable Trading with Control Premium Approach and the Precedent Transaction Approach, including the transaction premiums analysis, for Klondex to estimate an overall value range for Klondex Shares. This estimated value range was compared to the value of the Hecla Consideration, based on the Hecla analysis discussed below.

Hecla Analysis

Maxit Capital applied certain analysis methodologies to Hecla in order to analyze the value of the Hecla Shares to be received as the Combination Consideration under the Arrangement. Pursuant to the Arrangement, Klondex

Shareholders will receive 0.4136 Hecla Shares, assuming full proration, for each share of Klondex. The shares of Hecla received by Klondex Shareholders will represent a minority position in Hecla and will not allow such holders to affect control of Hecla.

In considering the Hecla Consideration being offered, Maxit Capital primarily relied upon the market trading approach, among other things. The market trading approach was deemed by Maxit Capital to be an appropriate basis for assessing the Hecla Consideration under the transaction after considering, among other things, the following factors:

•	Liquidity: the last twelve-month average daily trading volume of Hecla common stock was approximately 5 million shares, representing an aggregate traded value of approximately US$6 billion;

•	Market Float: the aggregate value of Hecla’s publicly traded common stock (excluding insiders and holders of greater than 10% of shares outstanding) is approximately US$1.4 billion;

•	Market Familiarity: Hecla is well-known to market professionals, with over 10 analysts providing research coverage;

•	Size of Transaction: upon completion of the transaction, Klondex Shareholders, assuming full proration, would own 16% of the Hecla Shares outstanding; and

•

Public Disclosure: Hecla senior management advised there was no material information regarding Hecla that had not been publicly disclosed that would otherwise reasonably be expected to materially affect Hecla, its objectives or strategies.

Maxit Capital also reviewed equity research analysts’ reports, the information provided by Hecla at consensus prices and analysis with respect to, among other things, Hecla’s production, cash costs, cash flow, NAV and financial prospects. Maxit Capital also evaluated and assessed the operating profile of Hecla pro forma completion of the Arrangement with Klondex.

In addition, Maxit Capital, among other considerations, calculated Hecla’s NAV per share pro forma the Arrangement, assuming full proration, as US$2.64 per pro forma Hecla Share based on consensus analyst estimates and US$3.91 per pro forma Hecla Share based on the NAV analysis as outlined above. To be conservative, Maxit Capital did not assume any synergies in its calculation of Hecla’s NAV pro forma the Arrangement. Precious metals mining companies generally trade at a multiple to their NAV and Maxit Capital reviewed the pro forma P/NAV, using closing prices as of March 16, 2018, in the context of available median equity research estimates for pro forma Hecla peers.

Havilah Share Consideration Analysis

Pursuant to the Arrangement, Klondex Shareholders (other than Hecla and its affiliates) will receive, in aggregate, approximately 86.54% of the Havilah Shares. Maxit Capital’s analysis of Havilah considers Klondex’s Canadian assets will be held by Havilah, including True North. Maxit Capital also considered the fact that Hecla will be contributing US$7 million for an approximate 13.46% interest in Havilah based on a pre-investment valuation of US$45 million. Maxit Capital also compared the pre-investment valuation primarily with Klondex Management’s own internal views and median observable equity research analyst estimates which were both lower than the pre-investment valuation. Maxit Capital noted that the basis on which Hecla is contributing cash for an equity interest in Havilah, and in the context of the Arrangement among other things, compares favourably relative to the pre-investment values primarily considered.

General

The Independent Committee retained Maxit Capital based on, among other things, Maxit Capital’s qualifications, experience and expertise. Maxit Capital is an independent advisory firm with expertise in mergers and acquisitions. In the ordinary course, Maxit Capital and its affiliates and employees may trade securities of Klondex and Hecla for their own accounts and may at any time hold a long or short position in such securities.

The issuance of the Maxit Capital Fairness Opinion was approved for release by its managing partners, each of whom is experienced in merger, acquisition, divestiture and valuation matters. Under the terms of the Maxit Capital Engagement Letter, Maxit Capital provided the Maxit Capital Fairness Opinion. Maxit Capital will be paid a fixed fee of US$1.8 million for rendering the Maxit Capital Fairness Opinion, no portion of which is conditional upon the Maxit Capital Fairness Opinion being favourable. The Company has also agreed to reimburse Maxit Capital for its reasonable out-of-pocket expenses and to indemnify Maxit Capital in respect of certain liabilities that might arise out of its engagement. In the past two years prior to the date of the Maxit Capital Fairness Opinion, Maxit Capital had not been engaged to provide any financial advisory services nor has it participated in any financings involving Klondex, Hecla or any of their respective associates or affiliates other than acting as a financial advisor to the Independent Committee pursuant to the Maxit Capital Engagement Letter. Maxit Capital may, in the ordinary course of business, provide financial advisory, investment banking, or other financial services to one or more of the interested parties from time to time.

Certain Unaudited Prospective Financial Information

Klondex Prospective Financial Information

Klondex as a matter of course does not make public long-term projections as to its unlevered free cash flow or other results (although in the past Klondex has provided guidance for its next fiscal year with regard to production, cash costs on a by-product basis and capital expenditures) because of, among other reasons, the uncertainty of the underlying assumptions and estimates. However, in connection with the Arrangement, Klondex Management prepared certain non-public, unaudited prospective financial information for Klondex. Klondex is including the following summary of the unaudited prospective financial information solely because that information was made available to the Klondex Board, Hecla and to their respective financial advisors. The prospective financial information was not prepared with a view toward public disclosure or with a view toward complying with the guidelines established by the American Institute of Certified Public Accountants (“AICPA”) for preparation and presentation of prospective financial data, published guidelines of the SEC regarding forward-looking statements or U.S. GAAP. The below information is being included in this Circular to give Klondex Shareholders access to non-public information that was provided to the Klondex Board, Hecla and their respective financial advisors in the course of evaluating the proposed Arrangement, and is not intended to influence your decision whether to vote for adoption of the Arrangement Resolution or any other proposal at the Meeting. In addition, the inclusion of the below information should not be regarded as an indication that any of Klondex, Hecla or their respective financial advisors or any other recipient of this information considered – or now considers – it to be necessarily predictive of actual future results.

The unaudited prospective financial information prepared by Klondex Management was, in general, prepared solely for Klondex’s internal use and is subjective in many respects. While presented with numerical specificity, the prospective financial information of Klondex is based upon a variety of estimates and assumptions relating to the business of Klondex and to commodity prices that are inherently uncertain, though considered reasonable by Klondex Management as of the date of its preparation. There can be no assurance that the prospective results will be realized or that actual results will not be significantly higher or lower than estimated. Because the unaudited prospective financial information covers multiple years, that information by its nature becomes less predictive with each successive year. You are urged to review the SEC filings for Klondex for a description of risk factors with respect to its business, as well as “Part 15 – Risk Factors Relating to the Arrangement” of this Circular. See also “Part 3 – Cautionary Statement Regarding Forward-Looking Information” and “Part 39 –Additional Information” of this Circular.

Because the unaudited prospective financial information was developed on a stand-alone basis without giving effect to the Arrangement, the unaudited prospective financial information does not give effect to the Arrangement or any changes to Klondex’s operations or strategy that may be implemented after the completion of the Arrangement, including any potential synergies with Hecla realized as a result of the Arrangement, or to any costs related to, or that may arise in connection with, the Arrangement.

All of the unaudited prospective financial information summarized below was prepared by Klondex Management. PwC, Klondex’s independent registered public accounting firm, has not examined, compiled or otherwise performed any procedures with respect to the unaudited prospective financial information and, accordingly, PwC has not expressed any opinion or given any other form of assurance with respect thereto and they assume no responsibility for the prospective financial information. The reports of PwC included in documents incorporated by reference into this Circular relate to the historical financial information of Klondex. Such reports do not extend to the unaudited prospective financial information and should not be read to do so.

Readers of this Circular should not place undue reliance on the unaudited prospective financial information.

THE BELOW UNAUDITED PROSPECTIVE FINANCIAL INFORMATION DOES NOT REPRESENT FINANCIAL PROJECTIONS, BUT RATHER POTENTIAL SCENARIOS BASED ON VARYING DEGREES OF SUCCESS. ACCORDINGLY, AMOUNTS SHOWN ARE DEPENDENT ON THE OUTCOME OF FUTURE COMMODITY PRICES, PRODUCTION, SALES, OPERATING COSTS, CAPITAL EXPENDITURES, TAX RATES, PROCESSING RECOVERIES, MINERAL RESOURCE CONVERSION INTO RESERVES AND RESERVES CONVERSION INTO SALEABLE METALS, EXPLORATION SUCCESS, DRILLING RESULTS, RECLAMATION COSTS, PERMITTING, AND OTHER ACTIVITIES, WHICH ARE SUBJECT TO SIGNIFICANT RISK AND UNCERTAINTY. EXCEPT AS MAY BE REQUIRED BY LAW, KLONDEX DOES NOT INTEND TO UPDATE OR REVISE THE PROSPECTIVE FINANCIAL INFORMATION TO REFLECT CIRCUMSTANCES EXISTING AFTER THE DATE IT WAS PREPARED OR TO REFLECT THE OCCURRENCE OF FUTURE EVENTS, EVEN IN THE EVENT THAT SOME OR ALL OF THE ASSUMPTIONS ARE DETERMINED TO BE INACCURATE OR ERRONEOUS.

The following table presents a summary of the estimated principal Klondex mine sites prospective unlevered, after-tax free cash flows, provided to Maxit Capital by management at the commodity price assumptions listed in “Part 9 – Opinion of Maxit Capital – Summary of Analysis – NAV Analysis” of this Circular:

	Unlevered, After-tax Free Cash Flows for the Years Ending December 31, (in millions of US$)
Mining Operation	2018	2019	2020	2021	2022	2023	2024	2025	2026	2027	2028	2029	2030
Fire Creek	57.4	44.5	37.6	35.6	28.8	7.2	(1.8)	—	—	—	—	—	—
Midas	2.8	9.4	11.7	12.3	12.3	12.4	12.4	12.4	12.4	12.4	(4.8)	(11.5)	—
Hollister	0.5	0.4	(5.8)	2.6	19.1	19.1	19.1	19.1	19.1	19.1	18.6	3.3	(4.0)

The above cash flow information does not represent projections but rather potential results dependent on a variety of factors including, without limitation, future commodity prices, production, sales, operating costs, capital expenditures and other activities and factors which are subject to significant risk and uncertainty.

Hecla Prospective Financial Information

Hecla as a matter of course does not make public projections as to its NAV or other results (although in the past Hecla has provided guidance for its next fiscal year with regard to production, cash costs and all-in sustaining costs on a by-product basis and capital expenditures) because of, among other reasons, the uncertainty of the underlying assumptions and estimates. However, in connection with the Arrangement, management of Hecla prepared certain non-public, unaudited prospective financial information for Hecla. The following summary of the unaudited prospective financial information of Hecla is being included below solely because that information was made available to Klondex and its financial advisors. The prospective financial information was not prepared with a view toward public disclosure or with a view toward complying with the guidelines established by AICPA for preparation and presentation of prospective financial data, published guidelines of the SEC regarding forward-looking statements or U.S. GAAP. The below information is being included in this Circular to give Klondex Shareholders access to non-public information that was provided to Klondex and its financial advisors in the course of evaluating the proposed Arrangement, and is not intended to influence your decision whether to vote for adoption of the Arrangement Resolution or any other proposal at the Meeting. In addition, the inclusion of the below information should not be regarded as an indication that any of Klondex, Hecla or their respective financial advisors or any other recipient of this information considered – or now considers – it to be necessarily predictive of actual future results.

The unaudited prospective financial information prepared by management of Hecla was, in general, prepared solely for Hecla’s internal use and is subjective in many respects. While presented with numerical specificity, the prospective financial information of Hecla is based upon a variety of estimates and assumptions relating to the business of Hecla and to commodity prices that are inherently uncertain, though considered reasonable by Hecla’s management as of the date of its preparation. There can be no assurance that the prospective results will be realized or that actual results will not be significantly higher or lower than estimated. You are urged to review the SEC filings for Hecla for a description of risk factors with respect to its business, as well as “Part 15 – Risk Factors Relating to the Arrangement” of this Circular. See also “Special Note on Forward-Looking Statements” and “Where You Can Find More Information” in Appendix “K” to this Circular (Information Concerning Hecla).

Because the unaudited prospective financial information was developed on a stand-alone basis without giving effect to the Arrangement, the unaudited prospective financial information does not give effect to the Arrangement or any changes to Hecla’s operations or strategy that may be implemented after the completion of the Arrangement, including any potential synergies with Klondex realized as a result of the Arrangement, or to any costs related to, or that may arise in connection with, the Arrangement.

All of the prospective financial information summarized below was prepared by Hecla management. BDO USA, LLP (“BDO”), Hecla’s independent registered public accounting firm, has not examined, compiled or otherwise performed any procedures with respect to the unaudited prospective financial information and, accordingly, BDO has not expressed any opinion or given any other form of assurance with respect thereto and they assume no responsibility for the prospective financial information. The reports of BDO included in documents incorporated by reference into this Circular relate to the historical financial information of Hecla. Such reports do not extend to the unaudited prospective financial information and should not be read to do so.

Readers of this Circular should not place undue reliance on this unaudited financial prospective financial information.

THE BELOW UNAUDITED PROSPECTIVE FINANCIAL INFORMATION DOES NOT REPRESENT FINANCIAL PROJECTIONS, BUT RATHER POTENTIAL SCENARIOS BASED ON VARYING DEGREES OF SUCCESS. ACCORDINGLY, AMOUNTS SHOWN ARE DEPENDENT ON THE OUTCOME OF FUTURE COMMODITY PRICES, PRODUCTION, SALES, OPERATING COSTS, CAPITAL EXPENDITURES, TAX RATES, PROCESSING RECOVERIES, MINERAL RESOURCE CONVERSION INTO RESERVES AND RESERVES CONVERSION INTO SALEABLE METALS, EXPLORATION SUCCESS, DRILLING RESULTS, RECLAMATION COSTS, PERMITTING, THE RESTART OF PRODUCTION IN 2019 AT HECLA’S LUCKY FRIDAY MINE WHICH IS CURRENTLY EXPERIENCING A STRIKE BY UNIONIZED WORKERS, AND OTHER ACTIVITIES, WHICH ARE SUBJECT TO SIGNIFICANT RISK AND UNCERTAINTY. EXCEPT AS MAY BE REQUIRED BY LAW, HECLA DOES NOT INTEND TO UPDATE OR REVISE THE PROSPECTIVE FINANCIAL INFORMATION TO REFLECT CIRCUMSTANCES EXISTING AFTER THE DATE IT WAS PREPARED OR TO REFLECT THE OCCURRENCE OF FUTURE EVENTS, EVEN IN THE EVENT THAT SOME OR ALL OF THE ASSUMPTIONS ARE DETERMINED TO BE INACCURATE OR ERRONEOUS.

The following tables present: (i) a summary of Hecla’s aggregate estimated NAV based on the unlevered, after-tax, cash flows of Hecla’s principal operating mines and an in-situ valuation of exploration projects and; (ii) a summary of estimated five (5) years consolidated Hecla prospective unlevered, after-tax cash flows from operations, in each case provided to Maxit Capital by Hecla management at the commodity price assumptions listed in “Part 9 – Opinion of Maxit Capital – Summary of Analysis – NAV Analysis” of this Circular:

Hecla Mining Company

NAV Summary		At Maxit Capital’s Consensus Price Deck
		After-Tax	Per Share
		US$MM	US$/share
Total Mining Assets	5% DCR	$1,722	$4.29
Total Financial assets	as of Dec 31, 2017	$(606)	$(1.51)
Sub Total Net Asset Value		$1,117	$2.78
Total Exploration Assets	In-Situ Value	$539	$1.34
TOTAL Net Asset Value		$1,656	$4.13

Year Ending December 31,

(in millions of US$)

	2018	2019	2020	2021	2022
Consolidated cash flow from operations	182.2	180.1	193.3	201.4	207.4

The above NAV and cash flow information does not represent projections but rather potential results dependent on a variety of factors including, without limitation, future commodity prices, production, sales, operating costs, capital expenditures, the strike at Hecla’s Lucky Friday mine and other activities and factors which are subject to significant risk and uncertainty.

PART 10. OPINION OF GMP SECURITIES

Under the GMP/INFOR Engagement Letter, the Klondex Board requested that GMP Securities deliver an opinion to the Klondex Board as to the fairness, from a financial point of view, of the Arrangement Consideration to be received by Klondex Shareholders pursuant to the Arrangement. Neither GMP Securities nor any of its affiliates is an insider, associate or affiliate of Klondex or Hecla or any of their respective associates or affiliates. With Klondex’s approval and as provided for in the GMP/INFOR Engagement Letter, GMP Securities has relied upon and has assumed the completeness, accuracy and fair representation of all budgets, strategic plans, financial forecasts, projections, models, estimates, financial information, business plans, and other information, data and representations obtained by GMP Securities from public sources, including information relating to Klondex and Hecla, or provided to GMP Securities by Klondex and its affiliates or advisors or otherwise pursuant to GMP Securities’ engagement (collectively, the “Information”) and the GMP Securities Fairness Opinion is conditional upon such completeness, accuracy and fairness. Subject to the exercise of professional judgment and except as expressly described herein, GMP Securities has not attempted to verify independently the accuracy or completeness of any such Information. Senior officers of Klondex have represented to GMP Securities, in separate certificates delivered on March 16, 2018, among other things, that the Information provided to GMP Securities by Klondex (verbal or written): (i) in respect of itself is true and correct at the date the Information was provided to GMP Securities and did not, and does not, contain a misrepresentation; and (ii) in respect of Hecla, to its knowledge, is true and correct as at the date the information was provided to GMP Securities, and that, since the date of the Information, there has been no material change, or new material fact, financial or otherwise, in Klondex’s or, to its knowledge, Hecla’s financial condition, assets, liabilities (contingent or otherwise), business, operations or prospects and there has been no new material fact which is of a nature as to render the Information or any part of the Information untrue or misleading in any material respect or which could reasonably be expected to have a material effect on the GMP Securities Fairness Opinion.

Scope of Review

GMP Securities acted as financial advisor to the Klondex Board in respect of the Arrangement and certain related matters. In this context, and for the purpose of preparing the GMP Securities Fairness Opinion, GMP Securities analyzed financial, operational and other information relating to Klondex and Hecla, including information derived from meetings and discussions with Klondex Management. Except as expressly described in the GMP Securities Fairness Opinion, GMP Securities has not conducted any independent investigations to verify the accuracy and completeness thereof.

In connection with rendering the GMP Securities Fairness Opinion, and among other things, GMP Securities attended to the following:

(a)	reviewed a substantially complete version of the Arrangement Agreement between Klondex, Hecla and 1156291 Unlimited Liability Company;

(b)	reviewed the forms of voting support agreement provided by the directors, officers and certain shareholders of Klondex;

(c)

reviewed and analyzed certain publicly available information relating to the business, operations, financial condition and trading history of Klondex including but not limited to its financial statements, technical reports, continuous disclosure documents and other information GMP Securities considered relevant;

(d)

reviewed and analyzed certain publicly available information relating to the business, operations, financial condition and trading history of Hecla including but not limited to its financial statements, technical reports, continuous disclosure documents and other information GMP Securities considered relevant;

(e)	reviewed public information relating to the business and financial condition of other selected public mining companies GMP Securities considered relevant;

(f)

performed a comparison of the multiples implied under the terms of the Arrangement to an analysis of recent precedent acquisitions involving companies GMP Securities deemed relevant and the consideration paid for such companies or the shares thereof;

(g)	performed a comparison of the multiples implied under the terms of the Arrangement to an analysis of the trading levels of similar companies GMP Securities deemed relevant under the circumstances;

(h)	performed a comparison of the Arrangement Consideration to be received by Klondex Shareholders to the recent trading levels of securities of Klondex;

(i)

discussions with members of the Klondex Board and Klondex Management with regard to, among other things, the business, past and current operations, current financial condition and future potential of Klondex and Havilah and reviewed certain analyses prepared by Klondex Management relating to the respective assets of Klondex (including certain prospective financial information – see “Part 9. Opinion of Maxit Capital – Certain Unaudited Prospective Financial Information”);

(j)

discussions with the management of Hecla with regard to, among other things, the business, past and current operations, current financial condition and future potential of Hecla and reviewed certain analysis prepared by the management of Hecla relating to the respective assets of Hecla (including certain prospective financial information – see “Part 9. Opinion of Maxit Capital – Certain Unaudited Prospective Financial Information”);

(k)	consulted with legal advisors to the Klondex Board;

(l)

reviewed the officer’s certificate addressed to GMP Securities and executed and delivered by each of the Chief Executive Officer and Chief Financial Officer of Klondex dated the date of the GMP Securities Fairness Opinion setting out representations as to certain factual matters and the completeness and accuracy of the Information upon which the GMP Securities Fairness Opinion is based;

(m)	reviewed various equity research reports and industry sources regarding Klondex, Hecla and the mining industry;

(n)

performed a comparison of the relative contribution of assets, cash flow, earnings, net asset value, production and reserves/resources by Klondex and Hecla to the relative pro forma ownership of Klondex and Hecla if the Arrangement is completed;

(o)

reviewed the proposed management and board of directors of Havilah as well as trading multiples of selected junior gold exploration companies GMP Securities deemed relevant for the purpose of evaluating Havilah;

(p)

reviewed historical metal and commodity prices and considered the impact of various commodity pricing assumptions on the respective business, prospects and financial forecasts of Klondex and Hecla; and

(q)	considered such other corporate, industry and financial market information, investigations and analyses as GMP Securities considered necessary or appropriate in the circumstances.

In its assessment, GMP Securities considered several methodologies, analyses and techniques and used the combination of these approaches to determine its opinion as to the fairness, from a financial point of view, of the Arrangement Consideration. GMP Securities based the GMP Securities Fairness Opinion upon a number of quantitative and qualitative factors as deemed appropriate based on GMP Securities’ experience in rendering such opinions.

GMP Securities was not engaged to review any legal, regulatory, tax or accounting aspects of the Arrangement and accordingly expresses no view thereon. The Arrangement is subject to a number of conditions outside the control of Klondex and Hecla, and GMP Securities has assumed all conditions precedent to the completion of the Arrangement can be satisfied in due course and all consents, agreements, permissions, exemptions or orders of relevant regulatory and governmental authorities will be obtained, without adverse conditions or qualification and that the Arrangement can be completed as currently planned without additional material costs or liabilities to Klondex or Hecla. GMP Securities has also assumed that the Arrangement will be completed in accordance with the terms and conditions of the Arrangement Agreement without waiver of, or amendment to, any term or condition that is in any way material to GMP Securities’ analyses, that the Arrangement will be completed in compliance with applicable laws and that the disclosure relating to Klondex, Havilah, Hecla and the Arrangement in any disclosure documents will be accurate and will comply with the requirements of applicable laws.

GMP Securities was not engaged to provide any financial advisory services nor has it participated in any underwriting involving Klondex or Hecla or any of their respective associates or affiliates during the two-year period preceding the date GMP Securities was first contacted in respect to the Arrangement other than in July 2016 when GMP Securities provided financial services to Klondex as exclusive financial advisor and joint bookrunner on a C$130 million financing in connection with the acquisition of Carlin Resources, LLC. An aggregate amount of C$6.4 million was paid to the underwriters in connection with such financing. There are no understandings, agreements or commitments between GMP Securities and Klondex or Hecla or any of their respective associates or affiliates with respect to any future business dealings, however, GMP Securities may in the future, in the ordinary course of business, seek to perform financial advisory services for any one or more of them from time to time.

On March 16, 2018, at meetings of the Klondex Board held to evaluate the Arrangement, GMP Securities delivered an oral opinion, which was subsequently confirmed by delivery of the written GMP Securities Fairness Opinion dated March 16, 2018, to the effect that, as of that date, and based upon and subject to the scope of review, assumptions and limitations, and fairness methodology set forth in its opinion, the Arrangement Consideration to be received by the Klondex Shareholders pursuant to the Arrangement is fair, from a financial point of view, to the Klondex Shareholders.

Fairness Methodology

In support of the GMP Securities Fairness Opinion, GMP Securities performed certain analyses on Klondex, Hecla and the Combined Company, based on those methodologies and assumptions that GMP Securities considered appropriate in the circumstances for the purpose of providing the GMP Securities Fairness Opinion. In the context of the GMP Securities Fairness Opinion, GMP Securities considered, among other things, the following methodologies:

i.	historical share price trading analysis;

ii.	consideration analysis;

iii.	precedent transaction analysis;

iv.	comparable multiple analysis; and

v.	certain other qualitative factors.

Trading and Historical Share Price Analysis

GMP Securities reviewed the trading history of Klondex on the TSX and the NYSE American and of Hecla on the NYSE, taking into consideration the historical exchange ratio, relative performance, 52-week intraday low to high per share trading price ranges, and other market statistics GMP Securities deemed relevant in its analysis of the Arrangement Consideration.

Consideration Analysis

GMP Securities applied certain analysis methodologies to Hecla in order to analyze the value of the Hecla Shares to be received as part of the Hecla Consideration under the Arrangement. The primary methodology used in this analysis was the review of equity research analysts’ reports and analysis on Hecla with respect to, among other things, the net asset value per share ascribed to Hecla Shares, cash flow per share and total mineral reserves/resources. GMP Securities then reviewed public market trading statistics of comparable precious metal companies to Hecla. Estimated financial data for the selected comparable companies was based on publicly available research analysts’ estimates and public disclosure by the selected companies.

Precedent Transaction Analysis

The precedent transaction analysis considers transaction multiples paid in the context of the purchase or sale of a public company or assets. GMP Securities reviewed publicly available information in connection with 22 transactions involving the acquisition of producing precious metals companies since 2008 with a transaction value between approximately US$125 million and US$2.7 billion, excluding hostile and merger of equals transactions. GMP Securities considered the multiples of price to net asset value (“P/NAV”) and price to cash flow per share (“P/CF”) to be the most relevant metrics for Klondex in consideration of precedent transactions analysis.

GMP Securities also reviewed premiums paid to shareholders of target companies in those 22 change of control transactions considered by GMP Securities to be relevant and compared those to the premium represented by the Arrangement Consideration, calculated with reference to the closing prices of Klondex Shares on the TSX and NYSE American on March 16, 2018 and the Hecla Shares on the NYSE on March 16, 2018, as well as the VWAP of each of the companies’ shares for the 20 day period ending on March 16, 2018.

No company or transaction utilized in the Precedent Transactions Analysis approach is identical to Klondex, Hecla or the Arrangement. Accordingly, an analysis of the results of the foregoing necessarily involves complex considerations and judgements concerning the differences in financial and operating characteristics of Klondex and Hecla, the Arrangement and other factors that could affect the trading value and aggregate transaction values of the companies and transactions to which they are being compared.

Comparable Multiple Analysis

GMP Securities compared public market trading statistics of Klondex and Hecla to corresponding data from selected publicly-traded precious metal producing companies that GMP Securities considered relevant (the “Comparable Companies Trading Analysis”). GMP Securities considered the multiples of P/NAV and P/CF and enterprise value to in-situ gold resources (“EV/oz”) to be the most relevant metrics for purposes of the Comparable Companies Trading Analysis. GMP Securities examined multiples based on P/NAV, P/CF and EV/oz for each of the comparable companies and then compared those multiples to Klondex and Hecla.

No company or transaction utilized in the Comparable Multiple Analysis approach is identical to Klondex, Hecla or the Arrangement. Accordingly, an analysis of the results of the foregoing necessarily involves complex considerations and judgements concerning the differences in financial and operating characteristics of Klondex and Hecla, the Arrangement and other factors that could affect the trading value and aggregate transaction values of the companies and transactions to which they are being compared.

Certain Other Qualitative Factors

GMP Securities considered other qualitative factors with respect to the Arrangement, including but not limited to the strategic fit of Klondex’s assets within Hecla’s asset portfolio and the capital market profile of the Combined Company including liquidity, access to capital and future prospects. GMP Securities also considered the different risks Klondex is currently exposed to which include but are not limited to exploration, development and financing risks.

The full text of the written GMP Securities Fairness Opinion describing the scope of review, assumptions and limitations, and fairness methodology undertaken by GMP Securities is attached as Appendix “D” to this Circular and forms part of this Circular. Klondex Shareholders are encouraged to carefully read the GMP Securities Fairness Opinion in its entirety.

The GMP Securities Fairness Opinion is only one of many factors considered by the Klondex Board in their evaluation of the Arrangement and should not be viewed as determinative of the views of the Klondex Board with respect to the Arrangement or the Arrangement Consideration provided for under the Arrangement.

The terms of the GMP/INFOR Engagement Letter provide that GMP Securities will be paid a fixed opinion fee in the amount of C$300,000 for its services, payable irrespective of whether the Arrangement is completed, in addition to reimbursement of all reasonable out-of-pocket expenses. Additionally, GMP Securities and INFOR Financial will be paid a work fee of C$150,000 for their services performed pursuant to the terms of the GMP/INFOR Engagement Letter. GMP Securities and INFOR Financial will also receive additional compensation in the amount of approximately C$7.5 million if the Arrangement is approved at the Meeting. In addition, GMP Securities and its affiliates and their respective directors, officers, employees, agents and controlling persons are to be indemnified by Klondex under certain circumstances from and against certain liabilities arising out of the performance of professional services rendered to Klondex.

GMP Securities is a wholly-owned subsidiary of GMP Capital Inc. which is a publicly traded investment banking firm listed on the TSX. GMP Securities is a Canadian investment dealer focused on investment banking and institutional equities for corporate clients and institutional investors. GMP Securities is regularly engaged in the valuation of securities in connection with mergers and acquisitions, public offerings and private placements of listed and unlisted securities and regularly engages in market making, underwriting and secondary trading of securities in connection with a variety of transactions.

GMP Securities has consented to the inclusion in this Circular of the GMP Securities Fairness Opinion in its entirety, together with the summary herein and other information relating to GMP Securities and the GMP Securities Fairness Opinion.

PART 11. SECURITIES LAW MATTERS

The following is a brief summary of the securities law considerations applicable to the Arrangement and transactions contemplated thereby. This summary is of a general nature only and is not intended to be, and should not be construed to be, legal or business advice to any particular Klondex Shareholder. This summary does not include any information regarding securities law considerations for jurisdictions other than Canada and the United States. Klondex Shareholders are urged to obtain independent advice in respect of the consequences to them of the Arrangement having regard to their particular circumstances.

Canadian Securities Law Matters

Each Klondex Shareholder is urged to consult his or her professional advisors to determine the Canadian conditions and restrictions applicable to trades in Hecla Shares.

Status under Canadian Securities Laws

Klondex is a reporting issuer in each of the provinces of Canada, except Québec. The Klondex Shares currently trade on the TSX. Following the Effective Date, the Klondex Shares will be delisted from the TSX (anticipated to be effective two or three Business Days following the Effective Date) and Hecla expects to apply to the applicable Canadian securities regulators to have Klondex cease to be a reporting issuer.

Hecla is a reporting issuer in each of the provinces and territories of Canada. Pursuant to National Instrument 71-102 – Continuous Disclosure and Other Exemptions Relating to Foreign Issuers, Hecla will be generally exempt from Canadian statutory financial and other continuous and timely reporting requirements, including the requirement for insiders of Hecla to file reports with respect to trades of Hecla securities, provided Hecla complies with the requirements of U.S. Securities Laws and U.S. market requirements in respect of all financial and other continuous and timely reporting matters and Hecla files with the relevant provincial securities regulatory authorities copies of its documents filed with the SEC under the U.S. Exchange Act. The Hecla Shares are listed on the NYSE.

Upon completion of the Arrangement, Havilah will become a reporting issuer in all of the provinces of Canada, except Québec, and will become subject to informational reporting requirements under applicable Canadian Securities Laws. Havilah Shares to be issued to Klondex Shareholders pursuant to the Arrangement may be subject to certain trading restrictions under U.S. Securities Laws. Further information applicable to Klondex U.S. Shareholders is disclosed under the heading “Part 2 – Notice to Securityholders in the United States” of this Circular.

Distribution and Resale of Hecla Shares and/or Havilah Shares under Canadian Securities Laws

The distribution of the Hecla Shares and Havilah Shares pursuant to the Arrangement will constitute a distribution of securities that is exempt from the prospectus requirements of Canadian securities legislation and is exempt from or otherwise is not subject to the registration requirements under applicable securities legislation. The Hecla Shares and Havilah Shares received pursuant to the Arrangement will not be legended and may be resold in each of the provinces of Canada provided that: (i) the trade is not a “control distribution” (as defined in National Instrument 45-102 Resale of Securities); (ii) no unusual effort is made to prepare the market or to create a demand for Hecla Shares and Havilah Shares; (iii) no extraordinary commission or consideration is paid to a person in respect of such sale; and (iv) if the selling securityholder is an insider or officer of Hecla or Havilah, as applicable and as the case may be, the selling securityholder has no reasonable grounds to believe that Hecla or Havilah, as applicable and as the case may be, is in default of applicable Canadian Securities Laws.

MI 61-101 Protection of Minority Security Holders in Special Transactions

Under the Plan of Arrangement, all Klondex Shareholders are treated identically and no Klondex Shareholder receives any “collateral benefit” as defined in MI 61-101. Pursuant to the individual employment agreements or equivalent agreements Klondex has entered into with each of the members of the Klondex Management, the completion of the Arrangement will also result in the payment by Klondex of the Lump Sum Payments. Any Lump Sum Payments to which each of the members of the Klondex Management are or may be entitled to do not constitute a “collateral benefit” for purposes of MI 61-101.

See “Part 7 – The Arrangement – Interests of Certain Persons in the Arrangement” and “Part 7 – The Arrangement – MI 61-101 Protection of Minority Security Holders in Special Transactions” of this Circular.

United States Securities Law Matters

The following discussion is a general overview of certain requirements of U.S. federal Securities Laws that may be applicable to Klondex U.S. Shareholders. All Klondex U.S. Shareholders are urged to consult with their own legal counsel to ensure that any subsequent resale of Hecla Shares to be received in exchange for their Klondex Shares pursuant to the Arrangement complies with applicable securities legislation.

Further information applicable to Klondex U.S. Shareholders is disclosed under the heading “Part 2 – Notice to Securityholders in the United States” of this Circular.

The following discussion does not address the Canadian Securities Laws that will apply to the issue of Hecla Shares or the resale of these securities within Canada by Klondex Shareholders in the United States. Klondex Shareholders in the United States reselling their Hecla Shares in Canada must, in addition to complying with U.S. Securities Laws, comply with all applicable Canadian Securities Laws. See “Part 11 – Securities Law Matters –Canadian Securities Law Matters – Distribution and Resale of Hecla Shares and/or Havilah Shares under Canadian Securities Laws” of this Circular.

Exemption from the Registration Requirements of the U.S. Securities Act

The Hecla Shares and the Havilah Shares to be received by Klondex Shareholders in exchange for their Klondex Shares pursuant to the Arrangement will not be registered under the U.S. Securities Act or the Securities Laws of any state of the United States and will be issued and exchanged in reliance upon the exemption from registration provided by Section 3(a)(10) of the U.S. Securities Act and exemptions from or qualifications under the registration requirements under the Securities Laws of applicable states of the United States. Section 3(a)(10) of the U.S. Securities Act exempts the issuance of any securities issued in exchange for one or more bona fide outstanding securities, or partly in such exchange and partly for cash, from the registration requirements of the U.S. Securities Act, where the terms and conditions of the issuance and exchange of such securities have been approved by a court of competent jurisdiction that is expressly authorized by law to grant such approval, after a hearing upon the substantive and procedural fairness of the terms and conditions of such issuance and exchange at which all persons to whom it is proposed to issue the securities have the right to appear and have received timely and adequate notice thereof. The Court is authorized to conduct a hearing at which the fairness of the terms and conditions of the Arrangement will be considered. Accordingly, the Final Order will, if granted, constitute a basis for the exemption from the registration requirements of the U.S. Securities Act provided by Section 3(a)(10) thereof with respect to the Hecla Shares to be received by Klondex Shareholders in exchange for their Klondex Shares and the issuance of the Havilah Shares pursuant to the Arrangement.

Resales of Hecla Shares After the Effective Date

The Hecla Shares to be received by Klondex Shareholders in exchange for their Klondex Shares pursuant to the Arrangement will be freely transferable under U.S. federal Securities Laws, except by persons who are “affiliates” of Hecla after the Effective Date, or were “affiliates” of Hecla within 90 days prior to the Effective Date. Persons who may be deemed to be “affiliates’” of an issuer include individuals or entities that control, are controlled by, or are under common control with, the issuer, whether through the ownership of voting securities, by contract or otherwise, and generally include executive officers and directors of the issuer as well as principal shareholders of the issuer.

Resale of Hecla Shares by such affiliate (or, if applicable, former affiliates) may be subject to additional restrictions under applicable U.S. Securities Laws absent an exemption such as Rule 144.

Resales of Havilah Shares After the Effective Date

The Havilah Shares to be received by Klondex Shareholders in exchange for their Klondex Shares pursuant to the Arrangement will be freely transferable under U.S. federal Securities Laws, except by persons who are “affiliates” of Havilah after the Effective Date, or were “affiliates” of Havilah within 90 days prior to the Effective Date.

Any resale of Havilah Shares by such an affiliate (or, if applicable, former affiliate) may be subject to additional restrictions under the U.S. Securities Act, absent an exemption therefrom such as Rule 144 or Rule 904.

Ongoing United States Reporting Obligations of Klondex

Klondex Shares currently trade on the NYSE American and Klondex is subject to the periodic reporting requirements of the U.S. Exchange Act. After the Arrangement, Hecla intends to delist the Klondex Shares from the NYSE American and deregister the Klondex Shares under the U.S. Exchange Act, and terminate its reporting obligations under the U.S. Exchange Act.

United States Reporting Obligations of Havilah

Havilah expects to qualify for the exemption from reporting provided by Rule 12g3-2(b) under the U.S. Exchange Act, and as a result, does not expect to be a reporting company under the U.S. Exchange Act following the Arrangement.

New York Stock Exchange Approval

Hecla Shares currently trade on the NYSE. Hecla will apply to list the Hecla Shares issuable by Hecla under the Arrangement on the NYSE.

Section 16 Matters

Prior to the Effective Time, Klondex intends to take all actions to cause any dispositions of equity securities of Klondex (including any derivative securities with respect to any equity securities of the Company) pursuant to the transactions contemplated by the Arrangement by each individual who is a director or officer of Klondex, and who would otherwise be subject to Rule 16b-3 under the U.S. Exchange Act, to be exempt under U.S. Exchange Act Rule 16b-3.

PART 12. REGULATORY MATTERS

The Klondex Shares are listed and posted for trading on the TSX and NYSE American and the Hecla Shares are listed and posted for trading on the NYSE. It is a condition of the Arrangement that the NYSE shall have approved for listing, the Hecla Shares to be issued in connection with the Arrangement. NYSE approval for the listing of the Hecla Shares to be issued in connection with the Arrangement is required to be obtained prior to the closing of the Arrangement. Hecla will apply to have the Hecla Shares listed on the NYSE. Listing is subject to the approval of the NYSE in accordance with its original listing requirements, and there is no assurance that the NYSE will approve the listing application.

It is also a condition to the completion of the Arrangement that one of the TSX, the TSXV or the Canadian Securities Exchange conditionally approve the listing of the Havilah Shares to be distributed under the

Arrangement. Havilah has applied to have the Havilah Shares listed on the TSXV. Listing is subject to the approval of the TSXV in accordance with its original listing requirements. The TSXV has not conditionally approved the listing of the Havilah Shares on the TSXV and there is no assurance that the TSXV will approve the listing application. There is no present intention to list Havilah Shares for trading on any national securities exchange in the United States.

Hart – Scott – Rodino Antitrust Improvements Act

Under the HSR Act, certain transactions may not be completed until each party has filed a Notification and Report Form with the Antitrust Division of the U.S. Department of Justice (the “DOJ”) and with the U.S. Federal Trade Commission (the “FTC”) and the HSR Act’s 30 calendar-day waiting period has expired or been earlier terminated. The transactions contemplated by the Arrangement are subject to the HSR Act. Accordingly, Klondex and Hecla filed the requisite Notification and Report Forms on April 13, 2018, and the FTC granted early termination of the waiting period effective April 23, 2018. The termination of the waiting period does not bar the FTC or the DOJ from subsequently challenging the Arrangement.

In addition, prior to acquiring their Hecla Shares, Klondex Shareholders who as a result of the Arrangement will hold Hecla Shares with a value in excess of US$84.4 million may, unless exempt, be subject to the filing and waiting period requirements of the HSR Act. This would require each such Klondex Shareholder, as well as Hecla, to file a Notification and Report Form with the FTC and the DOJ and to observe an initial 30 calendar-day waiting period. The initial waiting period may be terminated before its expiration or extended by a request for additional information. Issuance of such a request requires the observation of an additional 30 calendar-day waiting period after the request is complied with (unless extended by court order for failing to provide an adequate response). Therefore, compliance with the HSR procedures could delay the acquisition of Hecla Shares by affected Klondex Shareholders and/or the effective date of the Arrangement. Any Klondex Securityholder that believes that it may have a filing and waiting obligation under the HSR Act in connection with this transaction should contact Hecla at its head office at 6500 North Mineral Drive, Suite 200 Coeur d’Alene, Idaho 83815-9408 and consult its own legal counsel.

Other Regulatory Approvals

Other than the Final Order, the notifications under the HSR Act, described above, and the necessary conditional approvals, or approvals, as the case may be, of the TSXV and the NYSE having been obtained, Klondex is not aware of any material approval, consent or other action by any federal, provincial, state or foreign government or any administrative or regulatory agency that would be required to be obtained in order to complete the Arrangement. In the event that any such approvals or consents are determined to be required, such approvals or consents will be sought. Any such additional requirements could delay the Effective Date or prevent the completion of the Arrangement. While there can be no assurance that any regulatory consents or approvals that are determined to be required will be obtained, Klondex currently anticipates that any such consents and approvals that are determined to be required will have been obtained or otherwise resolved by the Effective Date. Subject to approval of the Arrangement Resolution at the Meeting in accordance with the Interim Order, receipt of the Final Order and the satisfaction or waiver of all other conditions specified in the Arrangement Agreement, the Effective Date is expected to occur in the second quarter of 2018, but no later than July 16, 2018 unless otherwise agreed to between Klondex and Hecla. No approvals from the NYSE American are required for the Arrangement or delisting of Klondex.

PART 13. STOCK EXCHANGE DE-LISTING AND REPORTING ISSUER STATUS

The Klondex Shares are currently listed and posted for trading on the TSX under the symbol “KDX” and on the NYSE American under the symbol “KLDX”. The Hecla Shares are listed on the NYSE under the symbol “HL”.

It is a condition to the completion of the Arrangement that one of the TSX, the TSXV or the Canadian Securities Exchange conditionally approve the listing of the Havilah Shares to be distributed under the Arrangement. Havilah has applied to have the Havilah Shares listed on the TSXV. Listing is subject to the approval of the TSXV in accordance with its original listing requirements. The TSXV has not conditionally approved the listing of the Havilah Shares on the TSXV and there is no assurance that the TSXV will approve the listing application. There is no present intention to list Havilah Shares for trading on any national securities exchange in the United States.

It is expected that the Klondex Shares will be de-listed from the TSX and the NYSE American, and deregistered under the U.S. Exchange Act, following the consummation of the Arrangement, subject to the rules of the TSX, the NYSE American, and the SEC respectively.

The Company will also seek a ruling of applicable Canadian securities regulators that the Company cease to be a reporting issuer under applicable Securities Laws.

PART 14. DISSENTING SHAREHOLDERS’ RIGHTS

The following is a summary of the provisions of the BCBCA relating to a Registered Klondex Shareholder’s dissent and appraisal rights in respect of the Arrangement Resolution. Such summary is not a comprehensive statement of the procedures to be followed by a Dissenting Shareholder who seeks payment of the fair value of his, her or its Klondex Shares and is qualified in its entirety by reference to the full text of Division 2 of Part 8 of the BCBCA (which is attached to this Circular as Appendix “H”), as modified and supplemented by the Plan of Arrangement, the Interim Order and the Final Order.

The statutory provisions dealing with the right of dissent are technical and complex. Any Dissenting Shareholders should seek independent legal advice, as failure to comply strictly with the provisions of Division 2 of Part 8 of the BCBCA, as modified and supplemented by the Plan of Arrangement, the Interim Order and the Final Order, may result in the loss of all Dissent Rights.

The Interim Order expressly provides Registered Klondex Shareholders with the right to dissent with respect to the Arrangement Resolution. Each Dissenting Shareholder is entitled to be paid the fair value (determined immediately before the Arrangement Resolution is approved) of all, but not less than all, of the holder’s Klondex Shares, provided that the holder validly dissents to the Arrangement Resolution and the Arrangement becomes effective.

Klondex Option, RSU or DSU Holders will not be entitled to exercise Dissent Rights in respect of their Klondex Options, Klondex RSUs or Klondex DSUs. When a beneficial owner holds Klondex Shares through an Intermediary such as a bank, trust company, securities dealer or broker and trustee or administrator of self-administered registered retirement savings plans, registered retirement income funds, registered education savings plans and similar plans, the beneficial owner is considered to be a non-registered holder (a “Non-Registered Klondex Shareholder”). In many cases, Klondex Shares beneficially owned by a holder are registered either: (i) in the name of an Intermediary that the Non-Registered Klondex Shareholder deals with in respect of such shares, such as, among others, banks, trust companies, securities brokers, trustees and other similar entities; or (ii) in the name of a depository, such as CDS & Co., of which the Intermediary is a participant. Accordingly, a Non-Registered Klondex Shareholder will not be entitled to exercise his, her or its rights of dissent directly (unless the Klondex Shares are reregistered in the Non-Registered Klondex Shareholder’s name).

With respect to Klondex Shares subject to the Arrangement, pursuant to the Interim Order, a Registered Klondex Shareholder as of the Record Date, other than an affiliate of Klondex, may exercise rights of dissent under Division 2 of Part 8 of the BCBCA, as modified and supplemented by the Plan of Arrangement, the Interim

Order and the Final Order; provided that, notwithstanding Section 242(2) of the BCBCA, the written objection to the Arrangement Resolution must be sent to Klondex c/o Bennett Jones LLP at 3400 One First Canadian Place, P.O. Box 130, Toronto, Ontario, M5X 1A4, Attention: [●], by not later than [● a.m./p.m. (Eastern Daylight Time)] on [●], 2018 or on the date which is two Business Days prior to any adjournment or postponement of the Meeting.

To exercise Dissent Rights, a Klondex Shareholder must dissent with respect to all Klondex Shares of which he, she or it is the registered and beneficial owner. A Registered Klondex Shareholder who wishes to dissent must deliver written notice of dissent to Klondex and such notice of dissent must strictly comply with the requirements of Section 242 of the BCBCA, as modified and supplemented by the Plan of Arrangement, the Interim Order and the Final Order. Any failure by a Klondex Shareholder to fully comply with the provisions of the BCBCA, as modified and supplemented by the Plan of Arrangement, the Interim Order and the Final Order, may result in the loss of that holder’s Dissent Rights. Voting against the Arrangement Resolution does not satisfy the notice requirements under Division 2 of Part 8 of the BCBCA. Non-Registered Klondex Shareholders who wish to exercise Dissent Rights must cause each Registered Klondex Shareholder holding their Klondex Shares to deliver the notice of dissent, or, alternatively, make arrangements to become a Registered Klondex Shareholder.

To exercise Dissent Rights, a Registered Klondex Shareholder must prepare a separate notice of dissent for himself, herself or itself, if dissenting on his, her or its own behalf, and for each other Non-Registered Klondex Shareholder who beneficially owns Klondex Shares registered in the Registered Klondex Shareholder’s name and on whose behalf the Registered Klondex Shareholder is dissenting; and must dissent with respect to all of the Klondex Shares registered in his, her or its name or if dissenting on behalf of a Non-Registered Klondex Shareholder, with respect to all of the Klondex Shares registered in his, her or its name and beneficially owned by the Non-Registered Klondex Shareholder on whose behalf the Registered Klondex Shareholder is dissenting. The notice of dissent must set out the number of Notice Shares and: (a) if such Notice Shares constitute all of the Klondex Shares of which the Klondex Shareholder is the registered and beneficial owner and the Klondex Shareholder owns no other Klondex Shares beneficially, a statement to that effect; (b) if such Notice Shares constitute all of the Klondex Shares of which the Klondex Shareholder is both the registered and beneficial owner, but the Klondex Shareholder owns additional Klondex Shares beneficially, a statement to that effect, including the names of the Registered Klondex Shareholder(s) of such additional Klondex Shares, the number of such additional Klondex Shares held by each such Registered Klondex Shareholder and a statement that written notices of dissent are being or have been sent with respect to such other Klondex Shares; or (c) if the Dissent Rights are being exercised by a Registered Klondex Shareholder who is not the beneficial owner of such Notice Shares, a statement to that effect including the name and address of the Non-Registered Klondex Shareholder(s) of such Klondex Shares and a statement that each such Registered Klondex Shareholder is dissenting with respect to all Klondex Shares of the Non-Registered Klondex Shareholder registered in such Registered Klondex Shareholder’s name.

If the Arrangement Resolution is approved at the Meeting, Klondex will notify registered holders of Notice Shares of Klondex’s intention to act upon the Arrangement Resolution, and pursuant to Section 243 of the BCBCA, in order to exercise Dissent Rights, such Klondex Shareholder must, within one month after Klondex gives such notice, send to Klondex or its Transfer Agent and Registrar a written notice that such holder requires the purchase of all of the Notice Shares. Such written notice must be accompanied by the certificate or certificates or DRS Statement representing those Notice Shares (including a written statement prepared in accordance with Section 244(2) of the BCBCA if the dissent is being exercised by the Registered Klondex Shareholder on behalf of a Non-Registered Klondex Shareholder). Upon such written notice, and subject to the provisions of the BCBCA relating to the termination of Dissent Rights, the Klondex Shareholder becomes a Dissenting Shareholder, and is bound to sell and Klondex (or any successor by amalgamation) is bound to purchase all of those Notice Shares. Such Dissenting Shareholder may not vote, or exercise or assert any rights of a Klondex Shareholder in respect of such Notice Shares, other than the rights set forth in Sections 237 to 247 of the BCBCA, as modified and supplemented by the Plan of Arrangement, the Interim Order and the Final Order.

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Dissenting Shareholders who exercise Dissent Rights and who are:

(a)

ultimately entitled to be paid fair value for their Klondex Shares, will be paid an amount equal to such fair value by Klondex (or any successor by amalgamation), and will be deemed to have irrevocably transferred such Klondex Shares to Klondex as of the Effective Time, free and clear of all Encumbrances; or

(b)

ultimately not entitled, for any reason, to be paid fair value for their Klondex Shares, will be deemed to have participated in the Arrangement, as of the Effective Time, on the same basis as a non-Dissenting Shareholder.

If a Dissenting Shareholder is ultimately entitled to be paid by Klondex for their Dissent Shares, then such Dissenting Shareholder may enter into an agreement with Klondex (or any successor by amalgamation) for the fair value of such Dissent Shares. If such Dissenting Shareholder does not reach an agreement regarding the fair value of their Dissent Shares, then such Dissenting Shareholder, or Klondex, may apply to the Court, and the Court may determine the payout value of the Dissent Shares and make consequential orders and give directions as the Court considers appropriate. There is no obligation on Klondex to make an application to the Court. The Dissenting Shareholder will be entitled to receive the fair value that the Klondex Shares had immediately before the Arrangement Resolution is approved. After a determination of the fair value of the Dissent Shares, Klondex must then promptly pay that amount to the Dissenting Shareholder.

In no case will Hecla, Klondex, the Depositary or any other person be required to recognize Dissenting Shareholders as Klondex Shareholders after the Effective Time, and the names of such Dissenting Shareholders will be deleted from the central securities register as Klondex Shareholders at the Effective Time.

In no circumstances will Hecla, Klondex, or any other person be required to recognize a person as a Dissenting Shareholder: (a) unless such person is the holder of the Klondex Shares in respect of which Dissent Rights are purported to be exercised immediately prior to the Effective Time and has strictly complied with the procedures for exercising Dissent Rights set out in Division 2 of Part 8 of the BCBCA, as modified and supplemented by the Plan of Arrangement, the Interim Order and the Final Order and does not withdraw such notice of dissent prior to the Effective Time; or (b) if such person has voted or instructed a proxy holder to vote such Notice Shares in favour of the Arrangement Resolution.

Dissent Rights with respect to Notice Shares will terminate and cease to apply to the Dissenting Shareholder if, before full payment is made for the Notice Shares, the Arrangement is abandoned or by its terms will not proceed, a court permanently enjoins or sets aside the corporate action approved by the Arrangement Resolution, the Dissenting Shareholder withdraws the notice of dissent with Klondex’s written consent, or any of the other events set out in Section 246 of the BCBCA occur. If any of these events occur, Hecla must return the share certificate(s) or DRS Statement representing the Klondex Shares to the Dissenting Shareholder, the Dissenting Shareholder regains the ability to vote and exercise its rights as a Klondex Shareholder and the Dissenting Shareholder must return any money paid to the Dissenting Shareholder in respect of the Notice Shares.

The discussion above is only a summary of the Dissent Rights, which are technical and complex. A Klondex Shareholder who intends to exercise Dissent Rights must strictly adhere to the procedures established in Division 2 of Part 8 of the BCBCA, as modified and supplemented by the Plan of Arrangement, the Interim Order and the Final Order, and failure to do so may result in the loss of all Dissent Rights.

Persons who have their Klondex Shares registered in the name of an Intermediary, or in some other name, who wish to exercise Dissent Rights should be aware that only the registered owner of such Klondex Shares is entitled to dissent.

If you dissent, then there can be no assurance that the amount you receive as fair value for your Klondex Shares will be more than or equal to the Arrangement Consideration under the Arrangement.

Each Klondex Shareholder wishing to avail himself, herself or itself of Dissent Rights should carefully consider and comply with the provisions of the Interim Order and Division 2 of Part 8 of the BCBCA, which are attached to this Circular as Appendix “F” and Appendix “H”, respectively, and seek his, her or its own legal advice.

It is a condition of the Arrangement that holders of no more than 5% of the issued and outstanding Klondex Shares shall have exercised Dissent Rights, or have instituted proceedings to exercise Dissent Rights, in connection with the Arrangement.

See “Part 8 – The Arrangement Agreement – Conditions to the Arrangement Becoming Effective” of this Circular.

PART 15. RISK FACTORS RELATING TO THE ARRANGEMENT

In evaluating the Arrangement, Klondex Securityholders should carefully consider the following risk factors relating to the Arrangement. The following risk factors are not a definitive list of all risk factors associated with the Arrangement. Additional risks and uncertainties, including those currently unknown or considered immaterial by Klondex, may also adversely affect the trading price of the Klondex Shares, the Hecla Shares, the Havilah Shares and/or the businesses of Klondex, Hecla and Havilah following the Arrangement. In addition to the risk factors relating to the Arrangement set out below, Klondex Securityholders should also carefully consider the risk factors associated with the businesses of Klondex, Hecla and Havilah included in this Circular and in the documents incorporated by reference herein, including the risks found in the 2017 Annual Report on Form 10-K and Klondex’s Quarterly Report on Form 10-Q for the three months ended March 31, 2018, as updated by any subsequent Quarterly Report on Form 10-Q and Current Reports on Form 8-K, and the risks found in Hecla’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and Hecla’s Quarterly Report on Form 10-Q for the three months ended March 31, 2018, as updated by any subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. If any of the risk factors materialize, the expectations, and the predictions based on them, may need to be re-evaluated. The risks associated with the Arrangement include:

Hecla and Klondex may not integrate successfully.

If approved, the Arrangement will involve the integration of companies that previously operated independently. As a result, the Arrangement will present challenges to management, including the integration of the operations, systems and personnel of the two companies, and special risks, including possible unanticipated liabilities, unanticipated costs, diversion of management’s attention and the loss of key employees.

The difficulties management encounters in the transition and integration process could have an adverse effect on the revenues, level of expenses and operating results of the Combined Company. As a result of these factors, it is possible that any benefits expected from the Arrangement will not be realized.

Uncertainty surrounding the Arrangement could adversely affect Klondex’s retention of customers and suppliers and could negatively impact Klondex’s future business and operations.

Because the Arrangement is dependent upon satisfaction of certain conditions, its completion is subject to uncertainty. In response to this uncertainty, Klondex’s customers and suppliers may delay or defer decisions concerning Klondex. Any delay or deferral of those decisions by customers and suppliers could have an adverse effect on the business and operations of Klondex, regardless of whether the Arrangement is ultimately completed.

The pro forma condensed combined financial statements are presented for illustrative purposes only and may not be an indication of the Combined Company’s financial condition or results of operations following the Arrangement.

The pro forma condensed combined financial statements contained in this Circular are presented for illustrative purposes only and may not be an indication of the Combined Company’s financial condition or results of operations following the Arrangement for several reasons. For example, the pro forma condensed combined financial statements have been derived from the historical financial statements of Hecla and Klondex and certain adjustments and assumptions have been made regarding the Combined Company after giving effect to the Arrangement. The information upon which these adjustments and assumptions have been made is preliminary, and these kinds of adjustments and assumptions are difficult to make with complete accuracy. Moreover, the pro forma condensed combined financial statements do not reflect all costs that are expected to be incurred by the Combined Company in connection with the Arrangement. For example, the impact of any incremental costs incurred in integrating Hecla and Klondex is not reflected in the pro forma condensed combined financial statements. In addition, the assumptions used in preparing the pro forma condensed combined financial information may not prove to be accurate, and other factors may affect the Combined Company’s financial condition or results of operations following the Arrangement. The Combined Company’s stock price may be adversely affected if the actual results of the Combined Company fall short of the pro forma condensed combined financial statements contained in this Circular. See “Part 23 – Information Concerning the Combined Company – Unaudited Pro Forma Condensed Combined Financial Information” and the unaudited pro forma condensed combined financial statements of the Combined Company attached as Appendix “L” to this Circular.

Directors and executive officers of Klondex may have interests in the Arrangement that are different from those of Klondex Securityholders generally.

Certain executive officers and directors of Klondex may have interests in the Arrangement that may be different from, or in addition to, the interests of Klondex Securityholders generally, including, but not limited to, the receipt of certain change of control payments as discussed under the heading “Part 29 – Statement of Executive Compensation – Termination and Change of Control Benefits” of this Circular. The Klondex Board retained its own financial co-advisers in respect of the Arrangement. In addition, the Klondex Board established an Independent Committee comprised of independent directors to evaluate the Arrangement and advise the full Klondex Board on whether the Arrangement is in the best interests of Klondex and fair to the Klondex Securityholders. The Independent Committee also had its own independent financial advisors. The Independent Committee and the Klondex Board each recommended in favour of the Arrangement. Nevertheless, Klondex Securityholders should consider these interests in connection with their vote on the Arrangement Resolution, including whether these interests may have influenced Klondex’s executive officers and directors to recommend or support the Arrangement.

The issuance of a significant number of Hecla Shares, or securities convertible into Hecla Shares, could adversely affect the market price of the Hecla Shares.

If the Arrangement is completed, a significant number of additional Hecla Shares will be issued and will become available for trading in the public market. Further, payment of the Cash Consideration will consume a significant portion of Hecla’s current cash, cash equivalents and short term investments, and as a result Hecla may issue additional Hecla Shares, or other securities, including securities convertible into Hecla Shares, from time to time, including before the completion of the Arrangement. Any increase in the number of Hecla Shares, or any new offering of Hecla securities, may lead to sales of such shares or the perception that such sales may occur, either of which may adversely affect the market for, and the market price of, Hecla Shares. See the following risk factors in Hecla’s Annual Report on Form 10-K for the year ended December 31, 2017, as filed with the SEC on February 15, 2018, which is incorporated herein by reference: “Additional issuances of equity securities by us would dilute the ownership of our existing stockholders and could reduce our earnings per share”, “The issuance of additional shares of our preferred or common stock in the future could adversely affect holders of common stock” and “If a large number of shares of our common stock are sold in the public market, the sales could reduce the trading price of our common stock and impede our ability to raise future capital”.

The Arrangement Agreement may be terminated in certain circumstances, including in the event of a change having a Klondex Material Adverse Effect.

Each of Klondex and Hecla has the right to terminate the Arrangement Agreement and Arrangement in certain circumstances. Accordingly, there is no certainty, nor can Klondex provide any assurance, that the Arrangement Agreement will not be terminated by either Klondex or Hecla before the completion of the Arrangement. For example, Hecla has the right, in certain circumstances, to terminate the Arrangement Agreement if changes occur that, in the aggregate, have a Klondex Material Adverse Effect. There is no assurance that a change having a Klondex Material Adverse Effect will not occur before the Effective Date, in which case Hecla could elect to terminate the Arrangement Agreement and the Arrangement would not proceed.

There can be no certainty that all conditions precedent to the Arrangement will be satisfied.

The completion of the Arrangement is subject to a number of conditions precedent, certain of which are outside the control of Klondex, including receipt of the Final Order and receipt of other regulatory approvals. There can be no certainty, nor can Klondex provide any assurance, that these conditions will be satisfied or, if satisfied, when they will be satisfied.

The exchange ratio is fixed and will not be adjusted to reflect any change in the market value of the Hecla Shares or Klondex Shares prior to the closing of the Arrangement.

Under the Arrangement, Klondex Shareholders will receive the Hecla Consideration with a value of US$2.47 per Klondex Share. The Hecla Consideration will be satisfied by the delivery of one of the following, depending on the election (or deemed election) of a Klondex Shareholder: (a) the Share Consideration (subject to proration); (b) the Cash Consideration (subject to proration); or (c) the Combination Consideration. For purposes of the foregoing, the Hecla Shares have been attributed a value of US$3.85 per share, being the closing price of Hecla Shares on the NYSE on March 16, 2018, which is the date the Arrangement Agreement was entered into. Because the number of Hecla Shares to be received in respect of each Klondex Share under the Arrangement will not be adjusted to reflect any change in the market price of the Hecla Shares, the value of the Hecla Shares received under the Arrangement may vary significantly from the closing price of the Hecla Shares on March 16, 2018. If the market price of the Hecla Shares increases or decreases, the value of the Hecla Shares included in the Hecla Consideration that Klondex Shareholders receive pursuant to the Arrangement will correspondingly increase or decrease. There can be no assurance that the market price of the Hecla Shares on the Effective Date will not be lower than the price used to calculate the number of Hecla Shares included in the Share Consideration or Combination Consideration. In addition, the number of Hecla Shares being issued in connection with the Arrangement will not change as a result of decreases or increases in the market price of the Klondex Shares or Hecla Shares. Many of the factors that affect the market price of the Hecla Shares and the Klondex Shares are beyond the control of Hecla and Klondex, respectively. These factors include fluctuations in commodity prices, fluctuations in currency exchange rates, changes in the regulatory environment, adverse political developments, prevailing conditions in the capital markets and interest rate fluctuations.

Klondex will incur costs even if the Arrangement is not completed, and has agreed to pay the Termination Fee to Hecla in certain circumstances.

Certain costs related to the Arrangement, such as legal, accounting and certain financial advisor fees, must be paid by Klondex and Hecla even if the Arrangement is not completed. Klondex and Hecla are each liable for their own costs incurred in connection with the Arrangement. If the Arrangement is not completed, Klondex may be required to pay Hecla the Termination Fee of US$21 million if the Arrangement Agreement is terminated in certain circumstances or in the event there occurs an Expense Reimbursement Event. See “Part 8 – The Arrangement Agreement –Termination” of this Circular.

The Termination Fee may discourage other parties from attempting to acquire Klondex Shares or otherwise making an Acquisition Proposal to Klondex, even if those parties would otherwise be willing to offer greater value to Klondex Securityholders than that offered by Hecla under the Arrangement.

If the Arrangement is not approved by the Klondex Securityholders, or the Arrangement is otherwise not completed, then the market price for the Klondex Shares may decline.

If the Arrangement is not approved by the Klondex Securityholders, or the Arrangement is otherwise not completed, then the market price of the Klondex Shares may decline to the extent that the current market price of the Klondex Shares reflects an assumption by the market that the Arrangement will be completed. If the Arrangement Resolution is not approved and the Klondex Board decides to seek another merger or Arrangement, there can be no assurance that it will be able to find a party willing to pay an equivalent or more attractive price than the total Arrangement Consideration to be paid pursuant to the Arrangement.

If the Arrangement Resolution is not approved by the Klondex Securityholders, Klondex will continue as a standalone entity and will need to consider and secure financing alternatives.

If the Arrangement Resolution is not approved and Klondex continues as a standalone entity, it will need to consider and secure financing alternatives. The mining, processing, development and exploration of the properties of Klondex may require substantial additional capital above and beyond what Klondex currently expects in 2018 and later years. Current global financial conditions have been subject to significant volatility, and access to public financing, particularly for resource companies, has been negatively impacted in recent years. These factors may impact Klondex’s ability to obtain equity or debt financing in the future and additional financing may not be available if needed or, if available, the terms of such financing may be unfavorable to Klondex. Failure to obtain sufficient financing may result in the delay or indefinite postponement of exploration, development or production on any or all of Klondex’s properties, or even a loss of property interest.

Owning Hecla Shares will expose Klondex Shareholders to different risks.

Hecla is subject to different risks than those to which Klondex is subject: for a full description of such risks please see the section “Risk Factors” in Hecla’s Annual Report on Form 10-K for the year ended December 31, 2017, dated February 15, 2018, and the section “Risk Factors” in Hecla’s Quarterly Report on Form 10-Q for the three months ended March 31, 2018, dated May 10, 2018, each of which is incorporated by reference herein. Hecla conducts some of its operations outside of Canada and the U.S., and as such Hecla’s operations are exposed to various risks normally associated with the conduct of business in foreign countries, including various levels of political and economic risk and other risks and uncertainties. The existence or occurrence of one or more of the following circumstances or events could have a material adverse impact on Hecla’s profitability or the viability of Hecla’s affected foreign operations, which could have a Hecla Material Adverse Effect on Hecla’s future cash flows earnings, results of operations and financial condition. These risks related to doing business in foreign jurisdictions vary from country to country and include but are not limited to: uncertain or unpredictable political, legal or economic environments; delays in obtaining or the inability to obtain necessary governmental permits; labour disputes; invalidation of governmental orders; war, acts of terrorism and civil disturbances; changes in laws or policies of particular countries; taxation; government seizure of land or mining claims; limitations on ownership of property or mining rights; restrictions on the convertibility of currencies; limitations on the repatriation of earnings; and increased financing costs.

The value of the Havilah Shares may fluctuate.

Under the Arrangement, Klondex Shareholders will be entitled to receive, for each Klondex Share held, the Havilah Consideration, consisting of 0.125 of a Havilah Share (after giving effect to the Havilah Share Consolidation). There is currently no public market for Havilah Shares and there can be no assurance that an active trading market for Havilah Shares will develop as a result of the spin-off transaction or be sustained in the future. The lack of an active market may make it more difficult to sell Havilah Shares and could lead to the price of Havilah Shares being depressed or more volatile. The prices at which Havilah Shares may trade after the spin-off transaction is uncertain. The market price for Havilah Shares may fluctuate widely, depending on many factors, some of which may be beyond Havilah’s control, including, actual or anticipated fluctuations in operating results due to factors related to Havilah’s business, the success or failure of Havilah’s business strategies, Havilah’s ability to obtain third-party financing as needed, the failure of securities analysts to cover Havilah Shares following the spin-off transaction, the operating and share price performance of other comparable companies, changes in laws and regulations affecting Havilah’s business, general economic conditions and other external factors. Additionally, stock markets in general have experienced volatility that has often been unrelated to the operating performance of a particular company. These broad market fluctuations could adversely affect the trading price of Havilah Shares.

The TSXV may not approve Havilah’s listing application.

Havilah has applied to have the Havilah Shares listed on the TSXV. Listing is subject to the approval of the TSXV in accordance with its original listing requirements. TSXV has not conditionally approved Havilah’s listing application and there is no assurance that the TSXV will approve the listing application.

PART 16. PROCEDURE FOR RECEIPT OF ARRANGEMENT CONSIDERATION

Consideration Election and Procedure

For purposes of the following, references to Klondex Shareholders include holders of In-the-Money Options and/or Klondex RSUs who receive Klondex Shares pursuant to the Arrangement.

Under the Arrangement, Klondex Shareholders will be entitled to receive, for each Klondex Share held: (a) the Hecla Consideration, as described in more detail below; and (b) the Havilah Consideration, consisting of 0.125 of a Havilah Share (after giving effect to the Havilah Share Consolidation).

With respect to the Hecla Consideration, Hecla has agreed to pay to each Klondex Shareholder the equivalent of US$2.47 per Klondex Share (based on the relative values of the Klondex Shares and Hecla Shares as at March 16, 2018). The Hecla Consideration to be received by each Klondex Shareholder will consist of either: (a) the Cash Consideration; (b) the Share Consideration; or (c) the Combination Consideration, depending on which form of Hecla Consideration the Klondex Shareholder elects to receive (or is deemed to have elected to receive), all as more particularly described below and in the Plan of Arrangement.

The actual Hecla Consideration received by a Klondex Shareholder will depend upon such Klondex Shareholder’s consideration election (or deemed election) and, in the case of Klondex Shareholders electing to receive the Cash Consideration or Share Consideration, on the effect of proration. Klondex Shareholders who elect to receive the Cash Consideration will, subject to the proration mechanism described below, be entitled to receive US$2.47 in cash for each Klondex Share held by them. Klondex Shareholders who elect to receive the Share Consideration will, subject to the proration mechanism described below, be entitled to receive 0.6272 of a Hecla Share for each Klondex Share held by them. Klondex Shareholders who elect to receive the Combination Consideration will not be subject to proration, and will receive 0.4136 of a Hecla Share and US$0.8411 in cash for each Klondex Share held by them.

In order to elect the form of Hecla Consideration, a Registered Klondex Shareholder or registered holder of Klondex Options and/or Klondex RSUs must deliver to the Depositary the applicable validly completed Election Document(s) (with accompanying Klondex Share certificate(s) or DRS Statement if you are a Registered Klondex Shareholder) prior to the Election Deadline, which is 1:00 p.m. (Pacific Daylight Time) / 4:00 p.m. (Eastern Daylight Time) on [●], 2018. In the case of Registered Klondex Shareholders, the applicable Election Document is the Letter of Transmittal and Election Form. In the case of a registered holder of Klondex Options and/or Klondex RSUs, the applicable Election Document is the Option/RSU Election Form.

Registered Klondex Shareholders (other than Dissenting Shareholders) or registered holders of Klondex Options or Klondex RSUs who do not elect to receive the Cash Consideration or the Share Consideration by the Election Deadline, or who fail to make a valid election as to the form of Hecla Consideration that they wish to receive, will be deemed to have elected to receive the Combination Consideration for each Klondex Share.

If Klondex and Hecla determine that the Effective Date is not reasonably likely to occur by the tenth Business Day after [●], 2018, they may by agreement determine a new Election Deadline (which Klondex and Hecla expect to be not more than ten Business Days before the Effective Date), in which case notice of the new Election Deadline will be published.

The determination of the Depositary as to whether elections have been properly made and when elections were received by it will be binding. REGISTERED KLONDEX SHAREHOLDERS AND HOLDERS OF KLONDEX OPTIONS AND KLONDEX RSUS WHO DO NOT MAKE A SPECIFIC ELECTION PRIOR TO THE ELECTION DEADLINE, OR FOR WHOM THE DEPOSITARY DETERMINES THAT THEIR ELECTION WAS NOT PROPERLY MADE WITH RESPECT TO ANY KLONDEX SHARES, KLONDEX OPTIONS OR KLONDEX RSUS, AS APPLICABLE, WILL BE DEEMED TO HAVE ELECTED TO RECEIVE THE COMBINATION CONSIDERATION IN RESPECT OF SUCH SECURITIES.

Proration

Set forth below is a summary description of the proration calculations arising as a result of the Maximum Cash Consideration and Maximum Shares Consideration that Hecla is required to deliver under the Arrangement. For purposes of the following, references to Klondex Shareholders include holders of In-the-Money Klondex Options and/or Klondex RSUs who receive Klondex Shares pursuant to the Arrangement. As a result of the maximums on both cash and Hecla Shares that Hecla is required to deliver under the Arrangement, along with the proration calculations that ensue from those maximums, it is likely that Klondex Shareholders who elect to receive either the Cash Consideration or the Share Consideration will end up receiving both cash and Hecla Shares, notwithstanding their election. If all Klondex Shareholders were to elect to receive either the Cash Consideration or the Share Consideration, then as a result of proration the Hecla Consideration received by each Klondex Shareholder would consist of 0.4136 of a Hecla Share and US$0.8411 in cash for each Klondex Share.

Cash Consideration Proration

The Maximum Cash Consideration that Hecla is required to deliver under the Arrangement is US$157,410,417. The Maximum Cash Consideration will be allocated, first, to Klondex Shareholders who elect, or who are deemed to have elected, to receive the Combination Consideration, to the extent of US$0.8411 per Klondex Share. Consequently, Klondex Shareholders who elect to receive the Cash Consideration will only be entitled to receive the Cash Consideration in respect of each Klondex Share held by them if other Klondex Shareholders elect to receive the Share Consideration in respect of an equivalent or greater number of Klondex Shares. If the number of Klondex Shares in respect of which Klondex Shareholders elect to receive the Share Consideration is less than the number of Klondex Shares in respect of which Klondex Shareholders elect to receive the Cash Consideration, Klondex Shareholders who elect to receive the Cash Consideration will, instead of receiving US$2.47 in cash for each Klondex Share, receive a lesser amount of cash (which shall be not less than US$0.8411) and a portion of a Hecla Share (not exceeding 0.4136 of a Hecla Share) for each Klondex Share, all as more particularly provided for in the Plan of Arrangement. If all Klondex Shareholders validly elect to receive the Cash Consideration, or if no Klondex Shareholders elect to receive the Share Consideration, a Klondex Shareholder electing to receive the Cash Consideration would receive US$0.8411 in cash and 0.4136 of a Hecla Share for each Klondex Share held by them.

Share Consideration Proration

The Maximum Shares Consideration that Hecla is required to pay under the Arrangement is 77,411,859 Hecla Shares. The Maximum Shares Consideration will be allocated, first, to Klondex Shareholders who elect, or who are deemed to have elected, to receive the Combination Consideration, to the extent of 0.4136 of a Hecla Share per Klondex Share. Consequently, Klondex Shareholders who elect to receive the Share Consideration will only be entitled to receive the Share Consideration in respect of each Klondex Share held by them if other Klondex Shareholders elect to receive the Cash Consideration in respect of an equivalent or greater number of Klondex Shares. If the number of Klondex Shares in respect of which Klondex Shareholders elect to receive the Cash Consideration is less than the number of Klondex Shares in respect of which Klondex Shareholders elect to receive the Share Consideration, Klondex Shareholders who elect to receive the Share Consideration will, instead of receiving 0.6272 of a Hecla Share for each Klondex Share, receive a lesser portion of a Hecla Share (which shall not be less than 0.4136 of a Hecla Share) and cash (not exceeding US$0.8411) for each Klondex Share, all as more particularly provided for in the Plan of Arrangement. If all Klondex Shareholders validly elect to receive the Share Consideration, or if no Klondex Shareholders elect to receive the Cash Consideration, a Klondex Shareholder electing to receive the Share Consideration would receive US$0.8411 in cash and 0.4136 of a Hecla Share for each Klondex Share held by them.

Exchange Procedure

On the Effective Date, each Participating Former Securityholder will, following completion of the transactions described above under the heading “Part 7 – The Arrangement – Arrangement Mechanics” of this Circular, be entitled to receive, and the Depositary will deliver to such Participating Former Securityholder following the Effective Time, certificates and/or cash representing the Arrangement Consideration that such Participating Former Securityholder is entitled to receive in accordance with the terms of the Arrangement.

After the Effective Time and until surrendered for cancellation, each certificate or DRS Statement that immediately prior to the Effective Time represented one or more Klondex Shares following completion of the transactions described above under the heading “Part 7 – The Arrangement – Arrangement Mechanics” of this Circular will be deemed at all times to represent only the right to receive in exchange therefor, certificates and/or cash representing the Share Consideration, Cash Consideration or Combination Consideration that the holder of such certificate or DRS Statement is entitled to receive in accordance with the terms of the Arrangement.

A Klondex Shareholder who holds Klondex Shares registered in the name of a broker, investment dealer, bank, trust company or other Intermediary should contact the Intermediary for instructions and assistance in providing details for registration and delivery of certificates and/or cash representing the Arrangement Consideration which the Registered Klondex Shareholder is entitled to receive on the non-Registered Klondex Shareholder’s behalf.

Klondex Shareholders

A Letter of Transmittal and Election Form (printed on white paper) is being mailed, together with this Circular, to each person who was a Registered Klondex Shareholder on the Record Date.

Each such Registered Klondex Shareholder must forward a properly completed and signed Letter of Transmittal and Election Form (with accompanying Klondex Share certificate(s) or DRS Statement) to the Depositary in order to receive the Arrangement Consideration to which such Registered Klondex Shareholder is entitled under the Arrangement. It is recommended that Registered Klondex Shareholders complete, sign and return the Letter of Transmittal and Election Form (with accompanying Klondex Share certificate(s) or DRS Statement) to the Depositary as soon as possible.

Copies of the Letter of Transmittal and Election Form may be obtained by contacting the Depositary. The Letter of Transmittal and Election Form will also be available under Klondex’s issuer profile on SEDAR at www.sedar.com.

Klondex and Hecla reserve the right to waive or not to waive any and all errors or other deficiencies in any Letter of Transmittal and Election Form or other document and any such waiver or non-waiver will be binding upon the Registered Klondex Shareholder. The granting of a waiver to one or more Registered Klondex Shareholders does not constitute a waiver for any other Registered Klondex Shareholder. Klondex and Hecla reserve the right to demand strict compliance with the terms of the Letter of Transmittal and Election Form. The method used to deliver the Letter of Transmittal and Election Form and any accompanying certificates representing Klondex Shares is at the option and risk of the holder surrendering them, and delivery will be deemed effective only when such documents are actually received by the Depositary. Klondex recommends that the necessary documentation be hand delivered to the Depositary, and a receipt obtained therefor; otherwise the use of registered mail with return receipt requested, and with proper insurance obtained, is recommended.

Non-Registered Klondex Shareholders whose Klondex Shares are registered in the name of a broker, investment dealer, bank, trust company, trustee or other nominee should contact that nominee for assistance in depositing their Klondex Shares and should follow the instructions of such nominee in order to deposit their Klondex Shares.

Lost Certificates

If any Klondex Share certificate, that immediately prior to the Effective Time represented one or more outstanding Klondex Shares, has been lost, stolen or destroyed, then, upon the making of an affidavit of that fact by the person claiming such Klondex Share certificate to be lost, stolen or destroyed, the Depositary will, in exchange for such lost, stolen or destroyed Klondex Share certificate, issue the certificates and/or cash representing the Arrangement Consideration which such Registered Klondex Shareholder is entitled to receive in accordance with the terms of the Arrangement.

When authorizing such payment in exchange for any lost, stolen or destroyed certificate, the person to whom such consideration is to be delivered shall, as a condition precedent to the delivery of such payment: (a) give a bond satisfactory to Hecla, Havilah and the Depositary (acting reasonably) in such sum as Hecla, Havilah and the Depositary may direct; or (b) indemnify Hecla, Havilah, the Depositary and Klondex in a manner satisfactory to each of them (acting reasonably), against any claim that may be made against Hecla, Havilah, the Depositary or Klondex with respect to the certificate alleged to have been lost, stolen or destroyed.

Holders of In-the-Money Klondex Options and Klondex RSUs

Under the Arrangement, holders of In-the-Money Klondex Options and holders of Klondex RSUs will be entitled: (i) to receive Klondex Shares for their In-the-Money Klondex Options and Klondex RSUs; and (ii) to receive the Hecla Consideration and Havilah Consideration for each such Klondex Share to the same extent as a Klondex Shareholder. However, under the Plan of Arrangement, no Klondex Share certificates will be issued in respect of the Klondex Shares to be received by holders of In-the-Money Klondex Options and holders of Klondex RSUs. Accordingly, holders of In-the-Money Klondex Options and/or Klondex RSUs will not be required to deliver a Letter of Transmittal and Election Form to the Depositary in order to receive the Arrangement Consideration to which they are otherwise entitled under the Plan of Arrangement.

Fractional Interests

To the extent the aggregate number of Hecla Shares or Havilah Shares that a Klondex Shareholder would otherwise be entitled to receive under the Arrangement includes a fractional share, the actual number of Hecla Shares or Havilah Shares, as applicable, to be received by the Klondex Shareholder will, without additional compensation, be rounded down to the nearest whole number of shares.

Any cash component of the Arrangement Consideration payable pursuant to the Arrangement that is less than one cent will be rounded down to the next whole cent.

PART 17. CERTAIN CANADIAN FEDERAL INCOME TAX CONSIDERATIONS

The following is, as of the date of this Circular, a summary of the principal Canadian federal income tax considerations generally applicable under the Tax Act to Klondex Shareholders who exchange their Klondex Shares for the Arrangement Consideration pursuant to the Arrangement and who, at all relevant times, for purposes of the Tax Act: (a) deal at arm’s length with each of, and are not “affiliated” (within the meaning of the Tax Act) with any of, Klondex, Hecla or Hecla Acquisition Subco; (b) hold their Klondex Shares as capital property; and (c) will hold the Havilah Shares and any Hecla Shares received by them pursuant to the Arrangement as capital property (a “Holder”). Generally, Klondex Shares, Hecla Shares and Havilah Shares will be considered to be capital property to the holder thereof provided that they are not held in the course of carrying on a business of buying and selling securities and have not been acquired in one or more transactions considered to be an adventure or concern in the nature of trade. Certain Klondex Shareholders who might not otherwise be considered to hold their Klondex Shares, Hecla Shares or Havilah Shares as capital property may, in certain circumstances, be entitled to have their Klondex Shares, Hecla Shares, Havilah Shares and any other “Canadian security” (as defined in the Tax Act) owned by such holders in the taxation year in which the election is made, and in all subsequent taxation years, treated as capital property by making the irrevocable election permitted by subsection 39(4) of the Tax Act. Klondex Shareholders should consult their own tax advisors regarding the potential application and consequences of this election in their particular circumstances.

This summary is not applicable to a Holder: (i) that is a partnership; (ii) that is a member of a partnership that holds Klondex Shares; (iii) that is a “financial institution” (as defined in the Tax Act for the purposes of the mark-to-market rules); (iv) an interest in which is a “tax shelter investment” (as defined in the Tax Act); (v) that is a “specified financial institution” (as defined in the Tax Act); (vi) that has made a “functional currency” election under section 261 of the Tax Act; (vii) that has received, or receives, Klondex Shares upon the exercise or deemed exercise of a Klondex Option, Klondex RSU or Klondex DSU; (viii) that is a corporation resident in Canada and that is (or does not deal at arm’s length within the meaning of the Tax Act with a corporation resident in Canada that is), or that becomes as part of a transaction or event or series of transactions or events that include the Arrangement, controlled by a non – resident corporation for purposes of section 212.3 of the Tax Act; (ix) that has entered into, or enters into, a “derivative forward agreement” or “synthetic disposition arrangement” (each as defined in the Tax Act) with respect to its Klondex Shares, Hecla Shares or Havilah Shares; or (x) that receives dividends on its Hecla Shares or Havilah Shares under or as part of a “dividend rental arrangement” (as defined in the Tax Act). Such holders should consult their own tax advisors.

This summary is based upon the provisions of the Tax Act in force on the date of this Circular and counsel’s understanding of the current published administrative policies and assessing practices of the CRA made publicly available prior to the date of this Circular. Subject to the immediately following paragraph, this summary takes into account all specific proposals to amend the Tax Act which have been publicly announced by or on behalf of the Minister of Finance (Canada) prior to the date of this Circular (the “Proposed Amendments”) and assumes that the Proposed Amendments will be enacted in their current form; however no assurance can be given that any of the Proposed Amendments will be enacted in the form proposed, or at all. Except for the Proposed Amendments, this summary does not take into account or anticipate any changes in law, whether by legislative, governmental or judicial decision or action, or changes in the administrative or assessing practices and policies of the CRA, nor does it take into account other federal or any provincial, territorial or foreign tax legislation or considerations, which may differ significantly from the Canadian federal income tax considerations discussed herein.

This summary does not take into consideration the proposals announced by the Minister of Finance (Canada) as part of the Canadian federal budget tabled on February 27, 2018 pertaining to the taxation of private corporations and their shareholders. Holders that are private corporations (and any shareholders of such corporations) should consult with their own tax advisors for advice with respect to the tax consequences that could arise as a result of such proposals.

This summary is not exhaustive of all possible Canadian federal income tax considerations applicable to a Holder in respect of the transactions described herein. The income or other tax consequences will vary depending on the particular circumstances of the Holder, including the province or provinces in which the Holder resides or carries on business. Accordingly, this summary is of a general nature only and is not intended to be, nor should it be construed to be, legal or tax advice to any particular Holder, and no representations with respect to the income tax consequences to any particular Holder are made. Moreover, no advance income tax ruling has been applied for or obtained from the CRA to confirm the tax consequences of any of the transactions described herein. Holders should consult their own legal and tax advisors for advice with respect to the tax consequences of the transactions described in this Circular based on their particular circumstances.

Holders Resident in Canada

The following portion of this summary is generally applicable to a Holder who at all relevant times, for purposes of the Tax Act, is or is deemed to be resident in Canada (a “Resident Holder”). The following portion of this summary, other than the portion under the heading “Part 17 – Certain Canadian Federal Income Tax Considerations – Holders Resident in Canada – Dissenting Shareholders”, applies to Resident Holders that are not Dissenting Shareholders.

Exchange of Klondex Shares Pursuant to the Arrangement

Under the Arrangement, Resident Holders will first exchange their Klondex Shares for Class A Shares and Havilah Shares, following which they will exchange their Class A Shares for the Hecla Consideration.

The exchange of Klondex Shares for Class A Shares and Havilah Shares is intended to generally qualify as a tax-deferred reorganization pursuant to section 86 of the Tax Act. Provided the fair market value of all of the Havilah Shares distributed to holders of Klondex Shares on the exchange of the Klondex Shares pursuant to the Arrangement does not exceed the aggregate “paid-up capital” (as determined for purposes of the Tax Act) of all of the issued and outstanding Klondex Shares immediately before the exchange, the distribution of the Havilah Shares to Resident Holders should not give rise to any deemed dividend to Resident Holders. Klondex expects that the fair market value of all of the Havilah Shares at the time of such exchange will be substantially less than the aggregate “paid-up capital” (as determined for purposes of the Tax Act) of all of the issued and outstanding Klondex Shares immediately before such exchange.

Assuming that the fair market value of the Havilah Shares distributed to holders of Klondex Shares under the Arrangement does not exceed the aggregate “paid-up capital” (as determined for purposes of the Tax Act) of all of the issued and outstanding Klondex Shares immediately before the exchange, a Resident Holder whose Klondex Shares are exchanged for Class A Shares and Havilah Shares will be deemed to have disposed of its Klondex Shares for proceeds of disposition equal to the greater of (i) the adjusted cost base to the Resident Holder of its Klondex Shares immediately before the exchange, and (ii) the fair market value, at the time of the exchange, of the Havilah Shares received by such Resident Holder. Consequently, a Resident Holder will only realize a capital gain on the exchange if, and to the extent that, the fair market value of the Havilah Shares received by such Resident Holder on the exchange exceeds the adjusted cost base of such Resident Holder’s Klondex Shares immediately before the exchange. See “Part 17 – Certain Canadian Federal Income Tax Considerations – Holders Resident in Canada – Taxation of Capital Gains and Capital Losses” below for a general description of the treatment of capital gains and capital losses under the Tax Act.

The aggregate cost to a Resident Holder of Class A Shares acquired on the exchange of its Klondex Shares will be equal to the amount, if any, by which the Resident Holder’s adjusted cost base of its Klondex Shares immediately before the exchange exceeds the fair market value, at the time of the exchange, of the Havilah Shares acquired by such Resident Holder on the exchange. The aggregate cost to a Resident Holder of Havilah Shares acquired on the exchange of its Klondex Shares will be equal to the fair market value, at the time of the exchange, of the Havilah Shares acquired by such Resident Holder on the exchange.

Under the Arrangement, Resident Holders will, following the exchange of their Klondex Shares for Class A Shares and Havilah Shares, transfer the Class A Shares received by them to Hecla Acquisition Subco in exchange for the Hecla Consideration, consisting of the Cash Consideration, Share Consideration or Combination Consideration, depending on the election (or deemed election) by such Resident Holder (and, in the case of the Cash Consideration and Share Consideration, subject to proration in accordance with the terms of the Plan of Arrangement). Upon the latter exchange, a Resident Holder will be considered to have disposed of its Class A Shares for proceeds of disposition equal to the fair market value of the Hecla Consideration received by such Resident Holder for its Class A Shares. A Resident Holder generally will realize a capital gain (or capital loss) equal to the amount by which such proceeds of disposition, net of any reasonable costs of disposition, exceed (or are less than) the adjusted cost base to the Resident Holder of the Class A Shares immediately before the exchange (as described above). See “Part 17 – Certain Canadian Federal Income Tax Considerations – Holders Resident in Canada – Taxation of Capital Gains and Capital Losses” below for a general description of the treatment of capital gains and capital losses under the Tax Act. The cost to a Resident Holder of any Hecla Shares acquired on such an exchange will be equal to the fair market value of such Hecla Shares at the time of the exchange, and generally will be averaged with the adjusted cost base of any other Hecla Shares held at that time by the Resident Holder as capital property for the purpose of determining the Resident Holder’s adjusted cost base of such Hecla Shares.

Havilah Share Consolidation

Under the Arrangement, all of the issued and outstanding Havilah Shares received by former Klondex Shareholders will be consolidated on the basis of one post-consolidation Havilah Share for each eight (8) pre-consolidation Havilah Shares, pursuant to the Havilah Share Consolidation. Based on the CRA’s published administrative position, the Havilah Share Consolidation should not result in a disposition of Havilah Shares by a Resident Holder, and the adjusted cost base to a Resident Holder of each Havilah Share immediately following the Havilah Share Consolidation will be equal to the Resident Holder’s aggregate adjusted cost base of its Havilah Shares immediately prior to the Havilah Share Consolidation (as described above) divided by the number of Havilah Shares held by the Resident Holder immediately following the Havilah Share Consolidation.

Disposition of Hecla Shares or Havilah Shares Following Completion of the Arrangement

The disposition or deemed disposition of Hecla Shares or Havilah Shares by a Resident Holder following the completion of the Arrangement will generally result in a capital gain (or capital loss) equal to the amount by which the proceeds of disposition, net of any reasonable costs of disposition, exceed (or are less than) the adjusted cost base to the Resident Holder of those shares immediately before the disposition. See “Part 17 –Certain Canadian Federal Income Tax Considerations – Holders Resident in Canada – Taxation of Capital Gains and Capital Losses” below for a general description of the treatment of capital gains and capital losses under the Tax Act.

Taxation of Capital Gains and Capital Losses

One-half of any capital gain (a “taxable capital gain”) realized by a Resident Holder in a taxation year will be included in the Resident Holder’s income for the year. Generally, one-half of any capital loss (an “allowable capital loss”) realized by a Resident Holder in a year must be deducted against taxable capital gains realized in the year. Allowable capital losses in excess of taxable capital gains realized in a taxation year may be carried back up to three taxation years or carried forward indefinitely and deducted against net taxable capital gains in those other years, to the extent and in the circumstances specified in the Tax Act.

If the Resident Holder is a corporation, the amount of any capital loss arising from a disposition or deemed disposition of a Class A Share or Havilah Share may be reduced by the amount of certain dividends received or deemed to be received by the corporation on the Klondex Share for which such Class A Share or Havilah Share was exchanged, and, in the case of a Havilah Share, by the amount of certain dividends received or deemed to be received by the corporation on such Havilah Share, in each case to the extent and under circumstances specified by the Tax Act. Similar rules may apply where the corporation is a member of a partnership or a beneficiary of a trust that owns such shares, or where a partnership or trust of which the corporation is a member or beneficiary is a member of a partnership or a beneficiary of a trust that owns such shares. Resident Holders to whom these rules may be relevant should consult their own tax advisors.

A Resident Holder that is a “Canadian-controlled private corporation” (as defined in the Tax Act) may be liable to pay an additional tax (refundable in certain circumstances) on certain investment income, including amounts in respect of net taxable capital gains.

Capital gains realized by individuals and certain trusts may give rise to the alternative minimum tax under the Tax Act.

Dividends on Hecla Shares

The amount of any dividend received by a Resident Holder on a Hecla Share, before deduction of any applicable withholding taxes, will be included in the Resident Holder’s income for the purposes of the Tax Act.

In the case of a Resident Holder who is an individual, any such dividend received will not be subject to the gross-up and dividend tax credit rules in the Tax Act applicable to dividends received from a corporation resident in Canada, due to the fact that Hecla is organized under the Laws of the State of Delaware.

A Resident Holder that is a corporation generally will not be entitled to deduct the amount of any such dividend in computing its taxable income, unless Hecla is a “foreign affiliate” (as defined in the Tax Act) of such Resident Holder (which generally requires the direct or indirect ownership of not less than 10% of the shares of any class of Hecla) at the time such dividend is received. Resident Holders in respect of whom Hecla may be a “foreign affiliate” should consult their own tax advisors.

A Resident Holder that is a “Canadian-controlled private corporation” (as defined in the Tax Act) may be liable to pay an additional tax (refundable in certain circumstances) on certain investment income, including amounts in respect of dividends or deemed dividends not deductible in computing taxable income.

Any United States non-resident withholding tax paid in respect of dividends on a Hecla Share received by a Resident Holder generally will be eligible under the Tax Act for a foreign tax credit or deduction, to the extent and under the circumstances provided in the Tax Act.

Dividends on Havilah Shares

In the case of a Resident Holder who is an individual, dividends received or deemed to be received on their Havilah Shares will be included in computing the individual’s income and will be subject to the gross-up and dividend tax credit rules normally applicable to taxable dividends received from taxable Canadian corporations, including the enhanced dividend tax credit rules applicable to any dividends designated as “eligible dividends” (as defined in the Tax Act).

In the case of a Resident Holder that is a corporation, dividends received or deemed to be received on its Havilah Shares will be included in computing the corporation’s income and generally will be deductible in computing its taxable income, subject to all applicable restrictions under the Tax Act. A “private corporation” (as defined in the Tax Act), or any other corporation controlled, whether because of a beneficial interest in one or more trusts or otherwise, by or for the benefit of an individual (other than a trust) or a related group of individuals (other than trusts) may be liable to pay a special tax (refundable in certain circumstances) under Part IV of the Tax Act on dividends received or deemed to be received on such shares to the extent such dividends are deductible in computing the corporation’s taxable income.

Foreign Property Information Reporting

A Resident Holder may be subject to certain foreign property information reporting obligations under section 233.4 of the Tax Act in respect of its Hecla Shares, as described briefly below.

A Resident Holder that is a “specified Canadian entity” (as defined in the Tax Act) for a taxation year or a fiscal period and whose total “cost amount” of “specified foreign property” (as such terms are defined in the Tax Act) at any time in the year or fiscal period exceeds C$100,000 will be required to file an information return for the year or period disclosing prescribed information. Subject to certain exceptions, a taxpayer resident in Canada, other than a corporation or trust exempt from tax under Part I of the Tax Act, will be a “specified Canadian entity”, as will certain partnerships. The Hecla Shares generally will constitute “specified foreign property” of a Resident Holder (unless Hecla is a “foreign affiliate” of the Resident Holder, in which case a separate set of information reporting obligations generally will apply to such Resident Holder in respect of its Hecla Shares). Penalties may apply where a Resident Holder fails to file the required information return in respect of such Resident Holder’s “specified foreign property” on a timely basis in accordance with the Tax Act.

The reporting rules in the Tax Act relating to “specified foreign property” are complex and this summary does not purport to address all circumstances in which reporting may be required by a Resident Holder. Resident Holders should consult their own tax advisors regarding compliance with these rules.

Dissenting Shareholders

The following portion of this summary applies to Resident Holders that exercise Dissent Rights in respect of their Klondex Shares and are ultimately entitled to be paid the fair value of such Klondex Shares by Klondex.

A Resident Holder who, as a result of the exercise of Dissent Rights, is entitled to be paid the fair value of its Klondex Shares by Klondex will be deemed to have received a dividend equal to the amount, if any, by which the payment received exceeds the “paid-up capital” (determined for purposes of the Tax Act) attributable to such Klondex Shares immediately before their surrender to Klondex pursuant to the Arrangement. The amount of any such deemed dividend will be included in calculating such Resident Holder’s income for the taxation year and will reduce the proceeds of disposition for purposes of computing the Resident Holder’s capital gain or capital loss on the disposition of its Klondex Shares. Any such capital gain or capital loss realized by a Dissenting Shareholder that is a Resident Holder will be treated in the same manner as described above under the heading “Part 17 – Certain Canadian Federal Income Tax Considerations – Taxation of Capital Gains and Capital Losses”.

Holders Not Resident in Canada

The following portion of this summary is generally applicable to a Holder who at all relevant times, for purposes of the Tax Act, (i) is not resident in Canada or is deemed not to be resident in Canada, (ii) does not use or hold, and is not deemed to use or hold, its Klondex Shares (and any Hecla Shares or Havilah Shares) in, or in the course of carrying on, a business in Canada, (iii) is not a person who carries on an insurance business in Canada and elsewhere, (iv) is not an “authorized foreign bank” (as defined in the Tax Act), and (v) is not a “foreign affiliate” (as defined in the Tax Act) of a person resident in Canada at the end of the Holder’s taxation year in which the Effective Time occurs (a “Non-Resident Holder”). The following portion of this summary, other than the portion under the heading “Part 17 – Certain Canadian Federal Income Tax Considerations – Holders Not Resident in Canada – Dissenting Shareholders”, applies to Non-Resident Holders that are not Dissenting Shareholders.

Exchange of Klondex Shares Pursuant to the Arrangement

Under the Arrangement, Non-Resident Holders will first exchange their Klondex Shares for Class A Shares and Havilah Shares, following which they will exchange their Class A Shares for the Hecla Consideration.

The exchange of Klondex Shares for Class A Shares and Havilah Shares is intended to generally qualify as a tax-deferred reorganization pursuant to section 86 of the Tax Act. The discussion above under the heading “Part 17 – Certain Canadian Federal Income Tax Considerations – Holders Resident in Canada – Exchange of Klondex Shares Pursuant to the Arrangement” with respect to the deemed dividend potentially resulting from the distribution of Havilah Shares to a Resident Holder applies equally to a Non-Resident Holder. As noted in the above discussion, Klondex does not expect to be deemed to have paid a dividend as a result of the exchange of the Klondex Shares for Class A Shares and Havilah Shares.

Assuming that the fair market value of the Havilah Shares distributed to holders of Klondex Shares under the Arrangement does not exceed the aggregate “paid-up capital” (as determined for purposes of the Tax Act) of all of the issued and outstanding Klondex Shares immediately before the exchange, a Non-Resident Holder whose Klondex Shares are exchanged for Class A Shares and Havilah Shares will be deemed to have disposed of its Klondex Shares for proceeds of disposition equal to the greater of (i) the adjusted cost base to the Non-Resident Holder of its Klondex Shares immediately before the exchange, and (ii) the fair market value, at the time of the exchange, of the Havilah Shares received by such Non-Resident Holder. Consequently, a Non-Resident Holder will only realize a capital gain on the exchange if, and to the extent that, the fair market value of the Havilah Shares received by such Non-Resident Holder on the exchange exceeds the adjusted cost base of such Resident Holder’s Klondex Shares immediately before the exchange. The cost to a Non-Resident Holder of the Class A Shares and Havilah Shares acquired on the exchange of Klondex Shares pursuant to the Arrangement will be computed in the same manner as described above with respect to a Resident Holder under the heading “Part 17 – Certain Canadian Federal Income Tax Considerations – Holders Resident in Canada – Exchange of Klondex Shares Pursuant to the Arrangement”.

A Non-Resident Holder will not be subject to tax under the Tax Act on any capital gain realized on the exchange of its Klondex Shares for Class A Shares and Havilah Shares, or on the transfer of its Class A Shares to Hecla Acquisition Subco, unless such Klondex Shares or Class A Shares, as applicable, are “taxable Canadian property” (as defined in the Tax Act) of the Non-Resident Holder at the time of such exchange or transfer and the Non-Resident Holder is not entitled to relief under an applicable income tax treaty or convention.

Provided that, at the Effective Time, the Klondex Shares are listed on a “designated stock exchange” (as defined in the Tax Act), which currently includes the TSX, the Klondex Shares disposed of by a Non-Resident Holder pursuant to the Arrangement generally will only be “taxable Canadian property” of the Non-Resident Holder if, at any time during the 60-month period immediately preceding the disposition, (i) one or any combination of (A) the Non-Resident Holder, (B) persons with whom the Non-Resident Holder did not deal at arm’s length for purposes of the Tax Act, and (C) partnerships in which the Non-Resident Holder or a person described in (B) held a membership interest directly or indirectly through one or more partnerships, owned 25% or more of the issued shares of any class or series of the capital stock of Klondex, and (ii) more than 50% of the fair market value of the Klondex Shares at such time was derived directly or indirectly from one or any combination of real or immovable property situated in Canada, “Canadian resource properties” or “timber resource properties” (each as defined in the Tax Act), or an option in respect of, or interests in, or for civil law rights in, any such properties. A Klondex Share may be deemed to be “taxable Canadian property” in certain other circumstances (generally where such shares have been acquired on a tax-deferred rollover basis in exchange for another share or shares that constituted “taxable Canadian property” at the time of such exchange). Non-Resident Holders should consult their own tax advisors in this regard.

The Class A Shares disposed of by a Non-Resident Holder pursuant to the Arrangement generally will only be “taxable Canadian property” of the Non-Resident Holder if, at any time during the 60-month period immediately preceding the disposition, more than 50% of the fair market value of the Class A Shares was derived directly or indirectly from one or any combination of real or immovable property situated in Canada, “Canadian resource properties” or “timber resource properties” (each as defined in the Tax Act), or an option in respect of, or interests in, or for civil law rights in, any such properties. Under the Arrangement, Klondex’s Canadian assets will be transferred by Klondex to Havilah in consideration for the Distribution Havilah Shares, which will be distributed to the Klondex Shareholders at the same time the Class A Shares are issued. It is therefore not anticipated that the Class A Shares will be “taxable Canadian property”.

Even if the Klondex Shares or Class A Shares are “taxable Canadian property” of a Non-Resident Holder, such Non-Resident Holder may be exempt from Canadian tax on any capital gain realized on the disposition of such shares by virtue of an applicable income tax treaty or convention to which Canada is a signatory. Non-Resident Holders whose Klondex Shares or Class A Shares constitute “taxable Canadian property” should consult their own tax advisors in this regard.

If the Klondex Shares or the Class A Shares constitute “taxable Canadian property” of a Non-Resident Holder and such Non-Resident Holder is not eligible for relief pursuant to an applicable income tax treaty or convention, then the disposition of the Non-Resident Holder’s Klondex Shares or Class A Shares pursuant to the Arrangement will generally be subject to the same Canadian tax consequences applicable to a Resident Holder with respect to the disposition of such Resident Holder’s Klondex Shares or Class A Shares pursuant to the Arrangement as discussed above under the heading “Part 17 – Certain Canadian Federal Income Tax Considerations – Holders Resident in Canada – Exchange of Klondex Shares Pursuant to the Arrangement”.

Havilah Share Consolidation

Under the Arrangement, all of the issued and outstanding Havilah Shares received by former Klondex Shareholders will be consolidated on the basis of one post-consolidation Havilah Share for each eight (8) pre-consolidation Havilah Shares, pursuant to the Havilah Share Consolidation. Based on the CRA’s published administrative position, the Havilah Share Consolidation should not result in a disposition of Havilah Shares by a Non-Resident Holder, and the adjusted cost base to a Non-Resident Holder of each Havilah Share immediately following the Havilah Share Consolidation will be equal to the Non-Resident Holder’s aggregate adjusted cost base of its Havilah Shares immediately prior to the Havilah Share Consolidation divided by the number of Havilah Shares held by the Non-Resident Holder immediately following the Havilah Share Consolidation.

Disposition of Hecla Shares or Havilah Shares Following Completion of the Arrangement

A Non-Resident Holder will not be subject to tax under the Tax Act on any capital gain realized on a disposition of its Hecla Shares or Havilah Shares acquired pursuant to the Arrangement unless, at the time of disposition, such shares are “taxable Canadian property” (as defined in the Tax Act) of the Non-Resident Holder and the Non-Resident Holder is not entitled to relief under an applicable income tax treaty or convention.

Provided that the Hecla Shares or Havilah Shares, as applicable, are listed on a “designated stock exchange” (as defined in the Tax Act), which currently includes the NYSE, the TSX, the TSXV and the Canadian Securities Exchange, at the time they are disposed of by the Non-Resident Holder, the considerations applicable to determining whether the Hecla Shares or Havilah Shares constitute “taxable Canadian property” of the Non-Resident Holder will be similar to those discussed above with respect to a Resident Holder’s Klondex Shares under the heading “Part 17 – Certain Canadian Federal Income Tax Considerations – Holders Resident in Canada – Exchange of Klondex Shares Pursuant to the Arrangement”.

If the Hecla Shares or Havilah Shares, as applicable, are not listed on a “designated stock exchange” at the time they are disposed of by a Non-Resident Holder, the considerations applicable to determining whether the Hecla Shares or Havilah Shares constitute “taxable Canadian property” of the Non-Resident Holder will be similar to those discussed above with respect to a Non-Resident Holder’s Class A Shares under the heading “Part 17 –Certain Canadian Federal Income Tax Considerations – Holders Not Resident in Canada – Exchange of Klondex Shares Pursuant to the Arrangement”.

Even if the Hecla Shares or Havilah Shares are “taxable Canadian property” of a Non-Resident Holder, such Non-Resident Holder may be exempt from Canadian tax on any capital gain realized on the disposition of such shares by virtue of an applicable income tax treaty or convention to which Canada is a signatory. Non-Resident Holders should consult their own tax advisors in this regard.

If the Hecla Shares or Havilah Shares, as applicable, constitute “taxable Canadian property” of a Non-Resident Holder and such Non-Resident Holder is not eligible for relief pursuant to an applicable income tax treaty or convention, the Non-Resident Holder will be required to include one-half of any capital gain realized on the disposition of such shares in income as a taxable capital gain.

Dividends on Havilah Shares

Dividends paid, deemed to be paid, or credited on Havilah Shares to a Non-Resident Holder will be subject to Canadian non-resident withholding tax. Under the Tax Act, the rate of withholding is 25% of the gross amount of the dividend. The withholding rate may be reduced pursuant to the provisions of an applicable income tax treaty or convention. Under the Canada – United States Tax Convention (1980), as amended (the “Canada – U.S. Tax Treaty”), the withholding rate on any such dividend beneficially owned by a Non-Resident Holder that is a resident of the United States for purposes of the Canada – U.S. Tax Treaty and fully entitled to the benefits of such treaty is generally reduced to 15%.

Dissenting Shareholders

The following portion of this summary applies to Non-Resident Holders that exercise Dissent Rights in respect of their Klondex Shares and are ultimately entitled to be paid the fair value of such Klondex Shares by Klondex.

A Non-Resident Holder who, as a result of the exercise of Dissent Rights, is entitled to be paid the fair value of its Klondex Shares by Klondex will be deemed to have received a dividend equal to the amount, if any, by which such payment exceeds the “paid-up capital” (determined for purposes of the Tax Act) attributable to such Klondex Shares immediately before their surrender to Klondex pursuant to the Arrangement. Any such deemed dividend will be subject to non-resident withholding tax under the Tax Act at a rate of 25% of the gross amount of the dividend, unless the rate is reduced by an applicable income tax treaty or convention.

A Non-Resident Holder that is a Dissenting Shareholder will not be subject to tax under the Tax Act on any capital gain realized on the disposition of its Klondex Shares unless such Klondex Shares are “taxable Canadian property” of the Non-Resident Holder and the Non-Resident Holder is not entitled to relief under an applicable income tax treaty or convention. See the discussion above under the heading “Part 17 – Certain Canadian Federal Income Tax Considerations – Holders Not Resident in Canada – Exchange of Klondex Shares Pursuant to the Arrangement”. For purposes of computing the amount of any capital gain on the disposition of Klondex Shares by a Non-Resident Holder that is a Dissenting Shareholder, the Non-Resident Holder’s proceeds of disposition will be reduced by the amount of any deemed dividend received by the Non-Resident Holder as described in the immediately preceding paragraph.

Eligibility for Investment

Based on the provisions of the Tax Act in force on the date of this Circular, the Hecla Shares and Havilah Shares received by Klondex Shareholders pursuant to the Arrangement will be “qualified investments” under the Tax Act at a particular time for a trust governed by a registered retirement savings plan, registered retirement income fund, registered education savings plan, registered disability savings plan or tax-free savings account (collectively, “Registered Plans”) or a trust governed by a deferred profit sharing plan; provided that, at the particular time, the Hecla Shares or Havilah Shares, as applicable, are listed on a “designated stock exchange” (as defined in the Tax Act), which currently includes the NYSE, the TSX, the TSXV and the Canadian Securities Exchange.

Notwithstanding that the Hecla Shares or Havilah Shares, as the case may be, may be “qualified investments” under the Tax Act for Registered Plans as described above, the holder of, or annuitant or subscriber under, a

Registered Plan (the “Controlling Individual”) will be subject to a penalty tax in respect of Hecla Shares or Havilah Shares held in a Registered Plan if such securities are a “prohibited investment” for the particular Registered Plan. A Hecla Share or Havilah Share, as applicable, generally will be a “prohibited investment” for a Registered Plan if the Controlling Individual does not deal at arm’s length with Hecla or Havilah, as applicable, for purposes of the Tax Act or the Controlling Individual has a “significant interest” (as defined in subsection 207.01(4) of the Tax Act) in Hecla or Havilah, as applicable. Notwithstanding the foregoing, the Hecla Shares or Havilah Shares, as applicable, generally will not be a “prohibited investment” for a Registered Plan if the Hecla Shares or Havilah Shares, as applicable, are “excluded property” as defined in subsection 207.01(1) of the Tax Act for a Registered Plan. Klondex Shareholders who hold their Klondex Shares through a Registered Plan should consult their own tax advisors as to whether any Hecla Shares or Havilah Shares receivable pursuant to the Arrangement will be a “prohibited investment” in their particular circumstances.

PART 18. CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following is a general summary of certain anticipated U.S. federal income tax considerations applicable to a U.S. Holder (as defined below) and to a non-U.S. Holder (as defined below) with respect to the Arrangement and the ownership and disposition of Hecla Shares received pursuant to the Arrangement, and to a U.S. Holder with respect to the ownership and disposition of Havilah Shares received pursuant to the Arrangement. This summary is for general information purposes only and does not purport to be a complete analysis or listing of all potential U.S. federal income tax considerations that may apply to a U.S. Holder or a non-U.S. Holder as a result of the Arrangement. This summary does not take into account the individual facts and circumstances of any particular holder that may affect the U.S. federal income tax consequences to such holder, including specific tax consequences to a holder under an applicable income tax treaty. Accordingly, this summary is not intended to be, and should not be construed as, legal or U.S. federal income tax advice with respect to any holder. This summary does not address the U.S. federal alternative minimum, U.S. federal estate and gift, U.S. state and local, and non-U.S. tax consequences to U.S. Holders and non-U.S. Holders of the Arrangement or the ownership and disposition of Hecla Shares received pursuant to the Arrangement, or to U.S. Holders of the ownership and disposition of Havilah Shares received pursuant to the Arrangement. Except as discussed below, this summary does not discuss reporting requirements. Each U.S. Holder and non-U.S. Holder should consult its own tax advisors regarding the U.S. federal, U.S. federal alternative minimum, U.S. federal estate and gift, U.S. state and local, and non-U.S. tax consequences of the Arrangement and the ownership and disposition of Hecla Shares and Havilah Shares received pursuant to the Arrangement.

No legal opinion from U.S. legal counsel or ruling from the IRS has been requested, or will be obtained, regarding the U.S. federal income tax consequences of the Arrangement and the ownership and disposition of Hecla Shares or Havilah Shares received pursuant to the Arrangement. This summary is not binding on the IRS, and the IRS is not precluded from taking a position that is different from, and contrary to, the positions taken in this summary. In addition, because the authorities on which this summary is based are subject to various interpretations, the IRS and the U.S. courts could disagree with one or more of the positions taken in this summary.

Scope of Disclosure

Authorities

This summary is based on the U.S. Tax Code, U.S. Treasury Regulations (whether final, temporary, or proposed), published rulings of the IRS, published administrative positions of the IRS, the Canada – U.S. Tax Treaty, and U.S. court decisions that are applicable and, in each case, as in effect and available, as of the date of this Circular. Any of the authorities on which this summary is based could be changed in a material and adverse manner at any time, and any such change could be applied on a retroactive or prospective basis which could affect the U.S. federal income tax considerations described in this summary. This summary does not discuss the potential effects, whether adverse or beneficial, of any proposed legislation that, if enacted, could be applied on a retroactive or prospective basis.

U.S. Holders

For purposes of this summary, the term “U.S. Holder” means a beneficial owner of Klondex Shares (or, after the Arrangement, Hecla Shares and Havilah Shares) participating in the Arrangement or exercising Dissent Rights pursuant to the Arrangement that is:

•	an individual who is treated as a citizen or resident of the United States for U.S. federal income tax purposes;

•

a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•

a trust that: (i) is subject to the primary supervision of a court within the U.S. and the control of one or more persons for all substantial decisions; or (ii) has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person.

Non-U.S. Holders

For purposes of this summary, a “non-U.S. Holder” is a beneficial owner of Klondex Shares participating in the Arrangement or exercising Dissent Rights that is neither a U.S. Holder nor a partnership (or entity or arrangement treated as a partnership) for U.S. federal income tax purposes. This summary is limited to a discussion regarding the U.S. federal income tax consequences applicable to non-U.S. Holders arising from the Arrangement and the ownership and disposition of Hecla Shares received pursuant to the Arrangement, but does not address the U.S. federal income tax consequences applicable to non-U.S. Holders arising from the ownership and disposition of Havilah Shares received pursuant to the Arrangement. Non-U.S. Holders should consult their own tax advisors regarding the U.S. federal, U.S. state and local, and non U.S. tax consequences (including the potential application of and operation of any income tax treaties) and other tax consequences relating to the Arrangement and the ownership and disposition of Hecla Shares and Havilah Shares received pursuant to the Arrangement.

Transactions Not Addressed

This summary does not address the U.S. federal income tax consequences of transactions effected prior or subsequent to, or concurrently with, the Arrangement (whether or not any such transactions are undertaken in connection with the Arrangement), and does not address the following:

•	any conversion into Klondex Shares, Hecla Shares or Havilah Shares of any notes, debentures or other debt instruments;

•

any vesting, conversion, assumption, disposition, exercise, exchange, or other transaction involving any rights to acquire Klondex Shares, Hecla Shares or Havilah Shares, including the Klondex Options, Klondex RSUs and Klondex DSUs; and

•	any transaction, other than the Arrangement, in which Klondex Shares, Hecla Shares or Havilah Shares are acquired.

Holders Subject to Special U.S. Federal Income Tax Rules Not Addressed

This summary does not address the U.S. federal income tax considerations of the Arrangement or the ownership and disposition of Hecla Shares and Havilah Shares received pursuant to the Arrangement applicable to holders that are subject to special provisions under the U.S. Tax Code, including, but not limited to, holders that: (a) are tax exempt organizations, qualified retirement plans, individual retirement accounts, or other tax deferred accounts; (b) are financial institutions, underwriters, insurance companies, real estate investment trusts, or regulated investment companies; (c) are controlled foreign corporations or passive foreign investment companies; (d) are brokers or dealers in securities or currencies or holders that are traders in securities that elect to apply a mark-to-market accounting method; (e) have a “functional currency” other than the U.S. dollar; (f) own Klondex Shares (or after the Arrangement, Hecla Shares or Havilah Shares) as part of a straddle, hedging transaction, conversion transaction, constructive sale, or other arrangement involving more than one position; (g) acquired Klondex Shares (or after the Arrangement, Hecla Shares or Havilah Shares) in connection with the exercise of employee stock options or otherwise as compensation for services; (h) hold Klondex Shares (or after the Arrangement, Hecla Shares or Havilah Shares) other than as a capital asset within the meaning of Section 1221 of the U.S. Tax Code (generally, property held for investment purposes); (i) are partnerships and other pass-through entities (and investors in such partnerships and entities); (j) are required to accelerate the recognition of any item of gross income with respect to Klondex Shares (or after the Arrangement, Hecla Shares or Havilah Shares) as a result of such income being recognized on an applicable financial statement; or (k) own, have owned or will own (directly, indirectly, or by attribution) 10% or more of the total combined voting power or value of the Company’s outstanding shares. This summary also does not address the U.S. federal income tax considerations applicable to U.S. Holders who are: (a) U.S. expatriates or former long term residents of the U.S.; (b) persons that have been, are, or will be resident or deemed to be resident in Canada for purposes of the Tax Act; (c) persons that use or hold, will use or hold, or that are or will be deemed to use or hold Klondex Shares (or after the Arrangement, Hecla Shares or Havilah Shares) in connection with carrying on a business in Canada; (d) persons whose Klondex Shares (or after the Arrangement, Hecla Shares or Havilah Shares) constitute “taxable Canadian property” under the Tax Act; or (e) persons that have a permanent establishment in Canada for the purposes of the Canada-U.S. Tax Treaty. Holders that are subject to special provisions under the U.S. Tax Code, including holders described immediately above, should consult their own tax advisors regarding the U.S. and non-U.S. tax consequences relating to the Arrangement and the ownership and disposition of Hecla Shares and Havilah Shares received pursuant to the Arrangement.

If an entity that is classified as a partnership (or “pass through” entity) for U.S. federal income tax purposes holds Klondex Shares (or after the Arrangement, Hecla Shares and Havilah Shares), the U.S. federal income tax consequences to such entity and the owners of such entity of participating in the Arrangement and the ownership and disposition of Hecla Shares or Havilah Shares received pursuant to the Arrangement generally will depend in part on the activities of the entity and the status of such owners. This summary does not address the tax consequences to any such owner or entity. Owners of entities that are classified as partnerships or pass-through entities for U.S. federal income tax purposes should consult their own tax advisors regarding the U.S. federal income tax consequences of the Arrangement and the ownership and disposition of Hecla Shares or Havilah Shares received pursuant to the Arrangement.

U.S. Federal Income Tax Consequences of the Arrangement to U.S. Holders

Characterization of the Exchange of Klondex Shares for Class A Shares and Havilah Shares

Klondex intends, and this summary assumes, that the exchange by the Klondex Shareholders of the Klondex Shares for Class A Shares and Havilah Shares will properly be treated as a distribution by Klondex of the Havilah Shares. However, it is possible that the receipt of Havilah Shares could be treated for U.S. federal income tax purposes as additional consideration to a U.S. Holder for the Klondex Shares exchanged for cash and Hecla Shares pursuant to the Arrangement, in which case the receipt of Havilah Shares would be taxable to a U.S. Holder in a manner similar to the receipt of the Hecla Consideration as described in “Part 18 – Certain United States Federal Income Tax Considerations – U.S. Federal Income Tax Consequences of the Arrangement to U.S. Holders – Exchange of Klondex Shares for the Hecla Consideration”. There can be no assurance that the IRS will not challenge this view of the transfer of the Havilah Shares to the Klondex Shareholders and related transactions or that a U.S. court would not agree with the IRS if this treatment were challenged. Each U.S. Holder should consult its own tax advisor regarding the proper U.S. federal income tax treatment of the receipt of Havilah Shares in connection with the Arrangement.

Tax Consequences of the Transfer of the Havilah Shares to Klondex Shareholders

A U.S. Holder of Klondex Shares which receives Havilah Shares will be required to include the amount of such distribution of Havilah Shares in gross income as a dividend (without reduction for any non-U.S. tax withheld from the distribution) to the extent of Klondex’s current or accumulated earnings and profits (as determined for U.S. federal income tax purposes). If such distribution to such U.S. Holder exceeds Klondex’s current and accumulated earnings and profits as determined for U.S. federal income tax purposes, then to the extent of the excess, such distribution generally will be treated first as a non-taxable return of capital with respect to a Klondex Share to the extent of such U.S. Holder’s adjusted tax basis in each Klondex Share and thereafter as gain from the sale or exchange of each such Klondex Share. Such gain generally will be long-term capital gain if such U.S. Holder held such Klondex Shares for more than one year at the time of disposition. Certain non-corporate U.S. Holders are entitled to preferential treatment for net long-term capital gains. Klondex anticipates that it will have current earnings and profits as determined for U.S. federal income tax purposes. As a result, a U.S. Holder will generally be required to include the entire amount of any such distribution income first as a dividend to the extent of Klondex’s current earnings and profits (as determined for U.S. federal income tax purposes), with any excess treated first as a non-taxable return of capital with respect to a Klondex Share to the extent of such U.S. Holder’s adjusted tax basis in each Klondex Share and thereafter as gain from the sale or exchange of each such Klondex Share. Each such U.S. Holder will have a basis in such Havilah Shares received equal to the fair market value of such Havilah Shares on the Effective Date, and the holding period for such Havilah Shares received will begin on the day after the Effective Date.

A distribution to a U.S. Holder with respect to a Klondex Share that is treated as a dividend generally will constitute income from sources outside the United States and generally will be categorized for U.S. foreign tax credit purposes as “passive category income” or, in the case of some U.S. Holders, as “general category income”. Distributions treated as dividends that are received by certain non-corporate U.S. persons (including individuals) in respect of stock of a non-U.S. corporation (other than a corporation that is, in the taxable year during which the distributions are made or the preceding taxable year, a PFIC (as defined below)) that is a “qualified foreign corporation” (“QFC”) generally qualify for a preferential tax rate (plus, potentially, additional tax discussed below under “Part 18 – Certain United States Federal Income Tax Considerations – Additional Considerations Relevant to U.S. Holders of Havilah Shares – Additional Tax on Passive Income”) so long as certain holding period and other requirements are met. A qualified foreign corporation includes a foreign corporation that is eligible for the benefits of a comprehensive income tax treaty with the United States which the United States Treasury Department determines to be satisfactory for these purposes and which includes an exchange of information provision. The United States Treasury Department has determined that the Canada –U.S. Tax Treaty meets these requirements and Klondex believes it is eligible for the benefits of the Canada –U.S. Tax Treaty. If a dividend qualifies for the preferential rates, special rules apply for purposes of determining the recipient’s investment income (which may limit deductions for investment interest) and foreign income (which may affect the amount of U.S. foreign tax credit) and to certain extraordinary dividends. Each U.S. Holder that is a non-corporate taxpayer should consult its own tax advisors regarding the possible applicability of the reduced tax rate and the related restrictions and special rules.

Exchange of Klondex Shares for the Hecla Consideration

A U.S. Holder’s exchange of Klondex Shares for the Hecla Consideration pursuant to the Arrangement (hereinafter, the “Klondex Share Exchange”) will be a taxable transaction for U.S. federal income tax purposes. The exchange of Klondex Shares for the Hecla Consideration will generally result in the following U.S. federal income tax consequences:

(a)

a U.S. Holder of Klondex Shares will recognize gain or loss equal to the difference between (i) the fair market value of Hecla Shares and the U.S. dollar amount of the cash received by such U.S. Holder in the Arrangement, and (ii) the adjusted tax basis of such U.S. Holder in such Klondex Shares exchanged (taking into account any reduction in adjusted tax basis in such Klondex Shares for the deemed distribution of Havilah Shares as described in “Part 18 – Certain United States Federal Income Tax

Considerations – U.S. Federal Income Tax Consequences of the Arrangement to U.S. Holders – Tax Consequences of the Transfer of the Havilah Shares to Klondex Shareholders”);

(b)

the aggregate tax basis of Hecla Shares received by a U.S. Holder of Klondex Shares in the Arrangement will be equal to the aggregate fair market value of Hecla Shares at the time of their receipt; and

(c)	the holding period of Hecla Shares received by a U.S. Holder in the Arrangement will begin on the day after the Effective Date.

Any gain or loss recognized by a U.S. Holder as a result of the Arrangement will be short-term capital gain or loss, unless such U.S. Holder’s holding period for the Klondex Shares exchanged is more than one year at the closing of the Arrangement, in which case any gain or loss recognized will be long-term capital gain or loss. Preferential tax rates for long-term capital gains are generally applicable to a U.S. Holder that is an individual, estate or trust. There are no preferential tax rates for long-term capital gains for a U.S. Holder that is a corporation. Deductions for capital losses are subject to complex limitations under the U.S. Tax Code.

Pre-2013 Klondex Shareholders Not Addressed

Klondex believes that it was not a “passive foreign investment company” (“PFIC”) for tax years ending on December 31, 2013 through 2017, and based on current business plans and financial expectations, Klondex does not expect to be a PFIC for its current tax year ending December 31, 2018. A non-U.S. corporation is classified as a PFIC for U.S. federal income tax purposes in any taxable year in which, after applying relevant look-through rules with respect to the income and assets of its subsidiaries, either: (i) 50% or more of the value of the corporation’s assets either produce passive income or are held for the production of passive income, based on the quarterly average of the fair market value of such assets; or (ii) at least 75% of the corporation’s gross income is passive income.

Klondex has not made and has no plans to make a formal determination as to whether it was a PFIC for tax years prior to 2013. U.S. Holders should be aware that Klondex may have been a PFIC for tax years prior to 2013. If Klondex was a PFIC at any time during a U.S. Holder’s holding period for Klondex Shares, then (absent certain elections) it would continue to be a PFIC as to that U.S. Holder and as to those Klondex Shares. The tax consequences to U.S. Holders for whom Klondex may be a PFIC are beyond the scope of this discussion. Therefore, this discussion addresses only the U.S. federal income tax consequences of U.S. Holders who acquired their Klondex Shares after December 31, 2012.

The determination of whether any corporation was, or will be, a PFIC for a tax year depends, in part, on the application of complex U.S. federal income tax rules, which are subject to differing interpretations. In addition, whether any corporation will be a PFIC for any tax year depends on the assets and income of such corporation over the course of each such tax year and, as a result, cannot be predicted with certainty as of the date of this Circular. Accordingly, there can be no assurance that the IRS will not challenge any determination made by Klondex concerning its PFIC status. Each U.S. Holder should consult its own tax advisors regarding the PFIC status of Klondex.

U.S. Holders who acquired Klondex Shares before January 1, 2013, or after that date by gift or inheritance, should consult their own tax advisors regarding the PFIC rules.

U.S. Holders Exercising Dissent Rights

A U.S. Holder that exercises Dissent Rights in the Arrangement and is paid Canadian dollars in exchange for all of its Klondex Shares generally will recognize gain or loss in an amount equal to the difference, if any, between (i) the U.S. dollar amount of the Canadian dollars received by such U.S. Holder in exchange for Klondex Shares (other than amounts, if any, that are or are deemed to be interest for U.S. federal income tax purposes, which amounts will be taxed as ordinary income) (see “Part 18 – Certain United States Federal Income Tax Considerations – Additional Considerations Relevant to U.S. Holders of Havilah Shares – Receipt of Foreign Currency”), and (ii) the tax basis of such U.S. Holder in such Klondex Shares surrendered. Any gain or loss recognized by the U.S. Holder with respect to those Klondex Shares would generally be capital gain or loss, which will be long-term capital gain or loss if such Klondex Shares have been held for more than one year. Preferential tax rates apply to long-term capital gains of a U.S. Holder that is an individual, estate, or trust. There are no preferential tax rates for long-term capital gains of a U.S. Holder that is a corporation. Deductions for capital losses are subject to complex limitations under the U.S. Tax Code.

U.S. Federal Income Tax Consequences to U.S. Holders Related to the Ownership and Disposition of Hecla Shares

Ownership of Hecla Shares

Distributions With Respect to Hecla Shares

Distributions, if any, paid on Hecla Shares, other than certain pro rata distributions of Hecla Shares, will be treated as a dividend to the extent paid out of Hecla’s current or accumulated earnings and profits and will be includible in a U.S. Holder’s income and taxable as ordinary income when received. If a distribution exceeds Hecla’s current and accumulated earnings and profits, the excess will be first treated as a tax-free return of a U.S. Holder’s investment, up to such U.S. Holder’s tax basis in its Hecla Shares. Any remaining excess will be treated as a capital gain. Dividends received by a non-corporate U.S. Holder will generally be eligible to be taxed at reduced rates if such U.S. Holder satisfies certain holding period and other applicable requirements. Dividends received by a corporate U.S. Holder will generally be eligible for the dividends-received deduction if such U.S. Holder satisfies certain holding period and other applicable requirements.

Disposition of Hecla Shares

A U.S. Holder will recognize gain or loss on the sale or other taxable disposition of Hecla Shares in an amount equal to the difference, if any, between: (a) the amount of cash plus the fair market value of any property received; and (b) such U.S. Holder’s tax basis in the Hecla Shares sold or otherwise disposed of. Any such gain or loss generally will be capital gain or loss, which will be long-term capital gain or loss if the Hecla Shares are held for more than one year.

Preferential tax rates apply to long-term capital gains of a U.S. Holder that is an individual, estate, or trust. There are currently no preferential tax rates for long-term capital gains of a U.S. Holder that is a corporation. Deductions for capital losses are subject to complex limitations under the U.S. Tax Code.

U.S. Federal Income Tax Consequences to U.S. Holders Related to the Ownership and Disposition of Havilah Shares

Ownership of Havilah Shares

Distributions With Respect to Havilah Shares

A U.S. Holder that receives a distribution (including a constructive distribution, but excluding certain pro rata distributions of stock described in Section 305 of the U.S. Tax Code) with respect to the Havilah Shares will be required to include the amount of such distribution in gross income as a dividend (without reduction for any Canadian income tax withheld from such distribution) to the extent of the current or accumulated earnings and profits of Havilah, as determined under U.S. federal income tax rules. To the extent that a distribution exceeds the current and accumulated earnings and profits of Havilah, such distribution will be treated (a) first, as a tax-free return of capital to the extent of a U.S. Holder’s tax basis in the Havilah Shares, and (b) thereafter, as gain from the sale or exchange of such Havilah Shares. (See the more detailed discussion below under the heading “Part 18 – Certain United States Federal Income Tax Considerations – U.S. Federal Income Tax

Consequences to U.S. Holders Related to the Ownership and Disposition of Havilah Shares – Disposition of Havilah Shares”). However, Havilah may not maintain the calculations of earnings and profits in accordance with U.S. federal income tax principles, and each U.S. Holder may therefore have to assume that any distribution by Havilah with respect to Havilah Shares will constitute ordinary dividend income. Dividends received on the Havilah Shares generally will not constitute qualified dividend income eligible for the dividends received deduction.

A dividend paid by Havilah to a U.S. Holder who is an individual, estate or trust generally will be taxed at the preferential tax rates applicable to long-term capital gains if Havilah is a QFC and certain holding period requirements for the U.S. Holder’s shares and other requirements are met. A corporation generally will be a QFC if the corporation is eligible for the benefits of the Canada – U.S. Tax Treaty or its shares are readily tradable on an established securities market in the U.S. However, even if Havilah satisfies one or both of these requirements, Havilah would not be treated as a QFC if Havilah is a PFIC for the tax year during which Havilah pays a dividend or for the preceding tax year. (See the section below under the heading “Part 18 – Certain United States Federal Income Tax Considerations – U.S. Federal Income Tax Consequences to U.S. Holders Related to the Ownership and Disposition of Havilah Shares – Passive Foreign Investment Company Rules Relating to the Ownership of Havilah Shares”). The dividend rules are complex, and each U.S. Holder should consult its own tax advisors regarding the application of such rules.

Disposition of Havilah Shares

A U.S. Holder will recognize gain or loss on the sale or other taxable disposition of Havilah Shares in an amount equal to the difference, if any, between: (a) the amount of cash plus the fair market value of any property received; and (b) such U.S. Holder’s tax basis in the Havilah Shares sold or otherwise disposed of. Subject to the PFIC rules discussed below, any such gain or loss generally will be capital gain or loss, which will be long-term capital gain or loss if the Havilah Shares are held for more than one year.

Preferential tax rates apply to long-term capital gains of a U.S. Holder that is an individual, estate, or trust. There are currently no preferential tax rates for long-term capital gains of a U.S. Holder that is a corporation. Deductions for capital losses are subject to complex limitations under the U.S. Tax Code.

Passive Foreign Investment Company Rules Relating to the Ownership of Havilah Shares

PFIC Status of Havilah

If Havilah were to constitute a PFIC for any year during a U.S. Holder’s holding period, then certain potentially adverse rules may affect the U.S. federal income tax consequences to a U.S. Holder as a result of the acquisition, ownership and disposition of Havilah Shares.

Based on current business plans and financial expectations, Klondex expects that Havilah will not be a PFIC for its tax year which includes the Effective Date, but may become a PFIC in future tax years. The determination of whether any corporation was, or will be, a PFIC for a tax year depends, in part, on the application of complex U.S. federal income tax rules, which are subject to differing interpretations. In addition, whether any corporation will be a PFIC for any tax year depends on the assets and income of such corporation over the course of each such tax year and, as a result, cannot be predicted with certainty as of the date of this Circular. Accordingly, there can be no assurance that the IRS will not challenge any determination made by Havilah (or any subsidiary of Havilah) concerning its PFIC status. Each U.S. Holder should consult its own tax advisors regarding the PFIC status of Havilah and any subsidiary of Havilah.

In any year in which Havilah is classified as a PFIC, a U.S. Holder will be required to file an annual report with the IRS containing such information as U.S. Treasury Regulations and/or other IRS guidance may require. In addition to penalties, a failure to satisfy such reporting requirements may result in an extension of the time period during which the IRS can assess a tax. U.S. Holders should consult their own tax advisors regarding the requirements of filing such information returns under these rules, including the requirement to file an IRS Form 8621. For purposes of the income test and asset test described above, if Havilah owns, directly or indirectly, 25% or more of the total value of the outstanding shares of another corporation, Havilah will be treated as if it: (a) held a proportionate share of the assets of such other corporation; and (b) received directly a proportionate share of the income of such other corporation. In addition, for purposes of the income test and asset test described above, and assuming certain other requirements are met, “passive income” does not include certain interest, dividends, rents, or royalties that are received or accrued by Havilah from certain “related persons” (as defined in Section 954(d)(3) of the U.S. Tax Code), to the extent such items are properly allocable to the income of such related person that is not passive income.

Under certain attribution rules, if Havilah is a PFIC, U.S. Holders will generally be deemed to own their proportionate share of Havilah’s direct or indirect equity interest in any subsidiary of Havilah which is also a PFIC (a “Subsidiary PFIC”), and will generally be subject to U.S. federal income tax on their proportionate share of (a) any “excess distributions” (as defined below) on the stock of a Subsidiary PFIC and (b) a disposition or deemed disposition of the stock of a Subsidiary PFIC by Havilah or another Subsidiary PFIC, both as if such U.S. Holders directly held the shares of such Subsidiary PFIC. In addition, U.S. Holders may be subject to U.S. federal income tax on any indirect gain realized on the stock of a Subsidiary PFIC on the sale or disposition of Havilah Shares. Accordingly, U.S. Holders should be aware that they could be subject to tax under the PFIC rules even if no distributions are received and no redemptions or other dispositions of Havilah Shares are made.

Default PFIC Rules Under Section 1291 of the U.S. Tax Code

If Havilah is a PFIC for any tax year during which a U.S. Holder owns Havilah Shares, the U.S. federal income tax consequences to such U.S. Holder of the acquisition, ownership, and disposition of Havilah Shares will depend on whether and when such U.S. Holder makes a qualified electing fund election under the U.S. Tax Code (a “QEF Election”) to treat Havilah and each Subsidiary PFIC, if any, as a QEF or makes a mark-to-market election under the U.S. Tax Code (a “Mark-to-Market Election”). A U.S. Holder that does not make either a QEF Election or a Mark-to-Market Election will be referred to below as a “Non-Electing U.S. Holder”.

A Non-Electing U.S. Holder will be subject to the rules of Section 1291 of the U.S. Tax Code (described below) with respect to (a) any gain recognized on the sale or other taxable disposition of Havilah Shares and (b) any excess of distributions with respect to the Havilah Shares in any tax year over 125% of the average annual distributions any U.S. Holder has received from Havilah during the shorter of the three preceding tax years, or such U.S. Holder’s holding period for the Havilah Shares (the “excess distributions”) received on the Havilah Shares.

Under Section 1291 of the U.S. Tax Code, any gain recognized on the sale or other taxable disposition of Havilah Shares (including an indirect disposition of the stock of any Subsidiary PFIC), and any excess distributions received on Havilah Shares or with respect to the stock of a Subsidiary PFIC, must be ratably allocated to each day in a Non-Electing U.S. Holder’s holding period for the respective Havilah Shares. The amount of any such gain or excess distribution allocated to the tax year of disposition or distribution of the excess distributions and to years before the entity became a PFIC, if any, would be taxed as ordinary income (and not eligible for certain preferred rates). The amounts allocated to any prior year in which Havilah was a PFIC would be subject to U.S. federal income tax at the highest tax rate applicable to ordinary income in each such year, and an interest charge would be imposed on the tax liability for each such year, calculated as if such tax liability had been due in each such year. A Non-Electing U.S. Holder that is not a corporation must treat any such interest paid as “personal interest,” which is not deductible.

If Havilah is a PFIC for any tax year during which a Non-Electing U.S. Holder holds Havilah Shares, Havilah will continue to be treated as a PFIC with respect to such Non-Electing U.S. Holder, regardless of whether Havilah ceases to be a PFIC in one or more subsequent tax years. A Non-Electing U.S. Holder may terminate this deemed PFIC status by electing to recognize gain (which will be taxed under the rules of Section 1291 of the U.S. Tax Code discussed above), but not loss, as if such Havilah Shares were sold on the last day of the last tax year for which Havilah was a PFIC.

QEF Election

A U.S. Holder that makes a timely and effective QEF Election for the first tax year in which the holding period of its Havilah Shares begins generally will not be subject to the rules of Section 1291 of the U.S. Tax Code discussed above with respect to its Havilah Shares. A U.S. Holder that makes a timely and effective QEF Election will be subject to U.S. federal income tax on such U.S. Holder’s pro rata share of (a) the net capital gain of Havilah, which will be taxed as long-term capital gain to such U.S. Holder, and (b) the ordinary earnings of Havilah, which will be taxed as ordinary income to such U.S. Holder. Generally, “net capital gain” is the excess of (a) net long-term capital gain over (b) net short-term capital loss, and “ordinary earnings” are the excess of (a) “earnings and profits” over (b) net capital gain. A U.S. Holder that makes a QEF Election will be subject to U.S. federal income tax on such amounts for each tax year in which Havilah is a PFIC, regardless of whether such amounts are actually distributed to such U.S. Holder by Havilah. However, for any tax year in which Havilah is a PFIC and has no net income or gain, U.S. Holders that have made a QEF Election would not have any income inclusions as a result of the QEF Election. If a U.S. Holder that made a QEF Election has an income inclusion, such a U.S. Holder may, subject to certain limitations, elect to defer payment of current U.S. federal income tax on such amounts, subject to an interest charge. If such U.S. Holder is not a corporation, any such interest paid will be treated as “personal interest,” which is not deductible.

A U.S. Holder that makes a timely and effective QEF Election with respect to Havilah generally (a) may receive a tax-free distribution from Havilah to the extent that such distribution represents “earnings and profits” of Havilah that were previously included in income by the U.S. Holder because of such QEF Election and (b) will adjust such U.S. Holder’s tax basis in the Havilah Shares to reflect the amount included in income or allowed as a tax-free distribution because of such QEF Election. In addition, a U.S. Holder that makes a QEF Election generally will recognize capital gain or loss on the sale or other taxable disposition of Havilah Shares.

The procedure for making a QEF Election, and the U.S. federal income tax consequences of making a QEF Election, will depend on whether such QEF Election is timely. A QEF Election will be treated as “timely” if such QEF Election is made for the first year in the U.S. Holder’s holding period for the Havilah Shares in which Havilah was a PFIC. A U.S. Holder may make a timely QEF Election by filing the appropriate QEF Election Document(s) at the time such U.S. Holder files a U.S. federal income tax return for such year. If a U.S. Holder does not make a timely and effective QEF Election for the first year in the U.S. Holder’s holding period for the Havilah Shares, the U.S. Holder may still be able to make a timely and effective QEF Election in a subsequent year if such U.S. Holder meets certain requirements and makes a “purging” election to recognize gain (which will be taxed under the rules of Section 1291 of the U.S. Tax Code discussed above) as if such Havilah Shares were sold for their fair market value on the day the QEF Election is effective. If a U.S. Holder owns PFIC stock indirectly through another PFIC, separate QEF Elections must be made for the PFIC in which the U.S. Holder is a direct shareholder and the Subsidiary PFIC for the QEF rules to apply to both PFICs.

A QEF Election will apply to the tax year for which such QEF Election is timely made and to all subsequent tax years, unless such QEF Election is invalidated or terminated or the IRS consents to revocation of such QEF Election. If a U.S. Holder makes a QEF Election and, in a subsequent tax year, Havilah ceases to be a PFIC, the QEF Election will remain in effect (although it will not be applicable) during those tax years in which Havilah is not a PFIC. Accordingly, if Havilah becomes a PFIC in another subsequent tax year, the QEF Election will be effective and the U.S. Holder will be subject to the QEF rules described above during any subsequent tax year in which Havilah qualifies as a PFIC.

U.S. Holders should be aware that there can be no assurances that Havilah will satisfy the record keeping requirements that apply to a QEF, or that Havilah will supply U.S. Holders with information that such U.S.

Holders are required to report under the QEF rules, in the event that Havilah is a PFIC. Thus, U.S. Holders may not be able to make a QEF Election with respect to their Havilah Shares. Each U.S. Holder should consult its own tax advisors regarding the availability of, and procedure for making, a QEF Election.

A U.S. Holder makes a QEF Election by attaching a completed IRS Form 8621, including a PFIC Annual Information Statement, to a timely filed United States federal income tax return. However, if Havilah does not provide the required information with regard to Havilah or any of its Subsidiary PFICs, U.S. Holders will not be able to make a QEF Election for such entity and, subject to the Mark-to-Market Election discussed below, will continue to be subject to the rules discussed above that apply to Non-Electing U.S. Holders with respect to the taxation of gains and excess distributions.

Mark-to-Market Election

A U.S. Holder may make a Mark-to-Market Election only if the Havilah Shares are marketable stock. The Havilah Shares generally will be “marketable stock” if the Havilah Shares are regularly traded on (a) a national securities exchange that is registered with the SEC, (b) the national market system established pursuant to section 11A of the U.S. Exchange Act, or (c) a foreign securities exchange that is regulated or supervised by a governmental authority of the country in which the market is located, provided that (i) such foreign exchange has trading volume, listing, financial disclosure, and surveillance requirements, and meets other requirements and the laws of the country in which such foreign exchange is located, together with the rules of such foreign exchange, ensure that such requirements are actually enforced and (ii) the rules of such foreign exchange effectively promote active trading of listed stocks. If such stock is traded on such a qualified exchange or other market, such stock generally will be “regularly traded” for any calendar year during which such stock is traded, other than in de minimis quantities, on at least 15 days during each calendar quarter. Provided that the Havilah Shares are “regularly traded” as described in the preceding sentence, the Havilah Shares are expected to be marketable stock.

A U.S. Holder that makes a Mark-to-Market Election with respect to its Havilah Shares generally will not be subject to the rules of Section 1291 of the U.S. Tax Code discussed above with respect to such Havilah Shares. However, if a U.S. Holder does not make a Mark-to-Market Election beginning in the first tax year of such U.S. Holder’s holding period for the Havilah Shares for which Havilah is a PFIC or such U.S. Holder has not made a timely QEF Election, the rules of Section 1291 of the U.S. Tax Code discussed above will apply to certain dispositions of, and distributions on, the Havilah Shares.

A U.S. Holder that makes a Mark-to-Market Election will include in ordinary income, for each tax year in which Havilah is a PFIC, an amount equal to the excess, if any, of (a) the fair market value of the Havilah Shares, as of the close of such tax year over (b) such U.S. Holder’s adjusted tax basis in such Havilah Shares. A U.S. Holder that makes a Mark-to-Market Election will be allowed a deduction in an amount equal to the excess, if any, of (a) such U.S. Holder’s adjusted tax basis in the Havilah Shares, over (b) the fair market value of such Havilah Shares (but only to the extent of the net amount of previously included income as a result of the Mark-to-Market Election for prior tax years).

A U.S. Holder that makes a Mark-to-Market Election generally also will adjust such U.S. Holder’s tax basis in the Havilah Shares to reflect the amount included in gross income or allowed as a deduction because of such Mark-to-Market Election. In addition, upon a sale or other taxable disposition of Havilah Shares, a U.S. Holder that makes a Mark-to-Market Election will recognize ordinary income or ordinary loss (not to exceed the excess, if any, of (a) the amount included in ordinary income because of such Mark-to-Market Election for prior tax years over (b) the amount allowed as a deduction because of such Mark-to-Market Election for prior tax years). Losses that exceed this limitation are subject to the rules generally applicable to losses provided in the U.S. Tax Code and U.S. Treasury Regulations.

A U.S. Holder makes a Mark-to-Market Election by attaching a completed IRS Form 8621 to a timely filed United States federal income tax return. A Mark-to-Market Election applies to the tax year in which such

Mark-to-Market Election is made and to each subsequent tax year, unless the Havilah Shares cease to be “marketable stock” or the IRS consents to revocation of such election. Each U.S. Holder should consult its own tax advisors regarding the availability of, and procedure for making, a Mark-to-Market Election.

Although a U.S. Holder may be eligible to make a Mark-to-Market Election with respect to the Havilah Shares, no such election may be made with respect to the stock of any Subsidiary PFIC that a U.S. Holder is treated as owning, because such stock is not marketable. Hence, the Mark-to-Market Election will not be effective to avoid the application of the default rules of Section 1291 of the U.S. Tax Code described above with respect to deemed dispositions of Subsidiary PFIC stock or excess distributions from a Subsidiary PFIC.

Other PFIC Rules

Under Section 1291(f) of the U.S. Tax Code, the IRS has issued proposed U.S. Treasury Regulations that, subject to certain exceptions, would cause a U.S. Holder that had not made a timely QEF Election to recognize gain (but not loss) upon certain transfers of Havilah Shares that would otherwise be tax-deferred (e.g., gifts and exchanges pursuant to corporate reorganizations). However, the specific U.S. federal income tax consequences to a U.S. Holder may vary based on the manner in which Havilah Shares are transferred.

Certain additional adverse rules may apply with respect to a U.S. Holder if Havilah is a PFIC, regardless of whether such U.S. Holder makes a QEF Election. For example, under Section 1298(b)(6) of the U.S. Tax Code, a U.S. Holder that uses Havilah Shares as security for a loan will, except as may be provided in U.S. Treasury Regulations, be treated as having made a taxable disposition of such Havilah Shares.

Special rules also apply to the amount of foreign tax credit that a U.S. Holder may claim on a distribution from a PFIC. Subject to such special rules, foreign taxes paid with respect to any distribution in respect of stock in a PFIC are generally eligible for the foreign tax credit. The rules relating to distributions by a PFIC and their eligibility for the foreign tax credit are complicated, and a U.S. Holder should consult with its own tax advisors regarding the availability of the foreign tax credit with respect to distributions by a PFIC.

The PFIC rules are complex, and each U.S. Holder should consult its own tax advisors regarding the PFIC rules and how the PFIC rules may affect the U.S. federal income tax consequences of the acquisition, ownership, and disposition of Havilah Shares.

Additional Considerations Relevant to U.S. Holders of Havilah Shares

Foreign Tax Credit

A U.S. Holder that pays (whether directly or through withholding) Canadian income tax in connection with the Arrangement or in connection with the ownership or disposition of Havilah Shares may be entitled, at the election of such U.S. Holder, to receive either a deduction or a credit for such Canadian income tax paid. Generally, a credit will reduce a U.S. Holder’s U.S. federal income tax liability on a dollar-for-dollar basis, whereas a deduction will reduce a U.S. Holder’s income subject to U.S. federal income tax. This election is made on a year-by-year basis and applies to all foreign taxes paid (whether directly or through withholding) by a U.S. Holder during a tax year.

Complex limitations apply to the foreign tax credit, including the general limitation that the credit cannot exceed the proportionate share of a U.S. Holder’s U.S. federal income tax liability that such U.S. Holder’s “foreign source” taxable income bears to such U.S. Holder’s worldwide taxable income. In applying this limitation, a U.S. Holder’s various items of income and deduction must be classified, under complex rules, as either “foreign source” or “U.S. source”. Generally, dividends paid by a foreign corporation should be treated as foreign source for this purpose, and gains recognized on the sale of stock of a foreign corporation by a U.S. Holder should be treated as U.S. source for this purpose, except as otherwise provided in an applicable income tax treaty, and if an election is properly made under the U.S. Tax Code. However, the amount of a distribution with respect to the Klondex Shares or Havilah Shares that is treated as a “dividend” may be lower for U.S. federal income tax purposes than it is for Canadian federal income tax purposes, resulting in a reduced foreign tax credit allowance to a U.S. Holder. In addition, this limitation is calculated separately with respect to specific categories of income. The foreign tax credit rules are complex, and each U.S. Holder should consult its own U.S. tax advisor regarding the foreign tax credit rules.

Receipt of Foreign Currency

The amount of any distribution or proceeds paid in Canadian dollars to a U.S. Holder in connection with the ownership of Havilah Shares, or on the sale, exchange or other taxable disposition of Havilah Shares, or any Canadian dollars received in connection with the Arrangement (including, but not limited to, U.S. Holders exercising Dissent Rights under the Arrangement), will generally be included in the gross income of a U.S. Holder as translated into U.S. dollars calculated by reference to the exchange rate prevailing on the date of actual or constructive receipt of such amount, regardless of whether the Canadian dollars are converted into U.S. dollars at that time. If the Canadian dollars received are not converted into U.S. dollars on the date of receipt, a U.S. Holder will have a basis in the Canadian dollars equal to its U.S. dollar value on the date of receipt. Any U.S. Holder who receives payment in Canadian dollars and engages in a subsequent conversion or other disposition of the Canadian dollars may have a foreign currency exchange gain or loss that would be treated as ordinary income or loss, and generally will be U.S. source income or loss for foreign tax credit purposes. Different rules apply to U.S. Holders who use the accrual method. Each U.S. Holder should consult its own U.S. tax advisor regarding the U.S. federal income tax consequences of receiving, owning, and disposing of Canadian dollars.

Additional Tax on Passive Income

Certain U.S. Holders that are individuals, estates or trusts (other than trusts that are exempt from tax) will be subject to a 3.8% tax on all or a portion of their “net investment income,” which includes dividends on the Klondex Shares, Hecla Shares or Havilah Shares and net gains from the disposition of the Klondex Shares, Hecla Shares or Havilah Shares. Further, excess distributions treated as dividends, gains treated as excess distributions under the PFIC rules discussed above, and mark-to-market inclusions and deductions are all included in the calculation of net investment income.

Treasury Regulations provide, subject to the election described in the following paragraph, that solely for purposes of this additional tax, distributions of previously taxed income by PFICs for which a U.S. Holder has made a QEF Election will be treated as dividends and included in net investment income subject to the additional 3.8% tax. Additionally, to determine the amount of any capital gain from the sale or other taxable disposition of Klondex Shares or Havilah Shares that will be subject to the additional tax on net investment income, a U.S. Holder who has made a QEF Election will be required to recalculate its basis in the Klondex Shares or Havilah Shares excluding QEF basis adjustments.

Alternatively, a U.S. Holder may make an election which will be effective with respect to all interests in PFICs for which a QEF Election has been made and which are held in that year or acquired in future years. Under this election, a U.S. Holder pays the additional 3.8% tax on QEF income inclusions and on gains calculated after giving effect to related tax basis adjustments. U.S. Holders that are individuals, estates or trusts should consult their own tax advisors regarding the applicability of this tax to any of their income or gains in respect of the Klondex Shares, Hecla Shares and Havilah Shares.

Information Reporting and Backup Withholding Tax

Under U.S. federal income tax law, certain categories of U.S. Holders of Klondex Shares, Hecla Shares and Havilah Shares must file information returns with respect to their investment in, or involvement in, Klondex, Hecla or Havilah. For example, U.S. return disclosure obligations (and related penalties) are imposed on individuals who are U.S. Holders that hold certain specified foreign financial assets in excess of certain thresholds. The definition of “specified foreign financial assets” includes not only financial accounts maintained in foreign financial institutions, but also, unless held in accounts maintained by a financial institution, any stock or security issued by a non-U.S. person, any financial instrument or contract held for investment that has an issuer or counterparty other than a U.S. person and any interest in a foreign entity. U.S. Holders may be subject to these reporting requirements unless their Klondex Shares and Havilah Shares are held in an account at certain financial institutions. Penalties for failure to file certain of these information returns are substantial. U.S. Holders should consult with their own tax advisors regarding the requirements of filing information returns under these rules, including the requirement to file an IRS Form 8938.

Payments made within the U.S. or by a U.S. payor or U.S. middleman, of (a) distributions on the Hecla Shares or Havilah Shares, (b) proceeds arising from the sale or other taxable disposition of Hecla Shares or Havilah Shares, or (c) any payments received in connection with the Arrangement (including, but not limited to, U.S. Holders exercising Dissent Rights under the Arrangement) generally may be subject to information reporting and backup withholding tax, currently at a rate of 24%, if a U.S. Holder (a) fails to furnish such U.S. Holder’s correct U.S. taxpayer identification number (generally on an IRS Form W-9), (b) furnishes an incorrect U.S. taxpayer identification number, (c) is notified by the IRS that such U.S. Holder has previously failed to properly report items subject to backup withholding tax, or (d) fails to certify, under penalty of perjury, that such U.S. Holder has furnished its correct U.S. taxpayer identification number and that the IRS has not notified such U.S. Holder that it is subject to backup withholding tax. However, certain exempt persons generally are excluded from these information reporting and backup withholding rules. Backup withholding is not an additional tax. Any amounts withheld under the U.S. backup withholding tax rules will be allowed as a credit against a U.S. Holder’s U.S. federal income tax liability, if any, or will be refunded, if such U.S. Holder furnishes required information to the IRS in a timely manner. Each U.S. Holder should consult its own tax advisor regarding the information reporting and backup withholding rules in their particular circumstances and the availability of and procedures for obtaining an exemption from backup withholding.

The discussion of reporting requirements set forth above is not intended to constitute an exhaustive description of all reporting requirements that may apply to a U.S. Holder. A failure to satisfy certain reporting requirements may result in an extension of the time period during which the IRS can assess a tax, and under certain circumstances, such an extension may apply to assessments of amounts unrelated to any unsatisfied reporting requirement. Each U.S. Holder should consult its own tax advisors regarding the information reporting and backup withholding rules.

U.S. Federal Income Tax Consequences to Non-U.S. Holders Related to the Arrangement

The Havilah Share Distribution and the Klondex Share Exchange

A non-U.S. Holder generally will not be subject to U.S. federal income tax (including withholding tax) on gain upon the Havilah Share Distribution and the Klondex Share Exchange unless: (i) such gain is effectively connected with such non-U.S. Holder’s conduct of a trade or business in the United States within the meaning of Section 871(b) and Section 882(a) of the U.S. Tax Code and, if an applicable tax treaty applies, is attributable to a permanent establishment maintained by the non-U.S. Holder in the United States, in which case, the branch profits tax discussed below may also apply if the non-U.S. Holder is a corporation; or (ii) the non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year of sale, exchange or other disposition and certain additional conditions are met.

An individual non-U.S. Holder who is subject to U.S. federal income tax because the non-U.S. Holder was present in the United States for 183 days or more during the year of disposition is taxed on such non-U.S. Holder’s net gain, including gain from the Klondex Share Exchange, and net of applicable U.S. losses from sale or exchanges of other capital assets incurred during the same taxable year, at a rate of 30%.

Other non-U.S. Holders that may be subject to U.S. federal income tax on the Klondex Share Exchange or the Havilah Share Distribution are required to pay tax on the net gain derived from such exchange under regular graduated U.S. federal income tax rates, and corporate Non-U.S. Holders may also be subject to branch profits tax at a 30% rate or such lower rate as may be specified by an applicable income tax treaty. Non-U.S. Holders should consult with their own tax advisors with respect to the U.S. federal income tax consequences of the Arrangement, including whether any applicable income tax treaties may provide for different results in such non-U.S. Holder’s particular circumstances.

Non-U.S. Holders Exercising Dissent Rights

A non-U.S. Holder who exercises Dissent Rights pursuant to the Arrangement is entitled to receive from Klondex the fair value of Klondex Shares held by such non-U.S. Holder who exercises Dissent Rights. Upon the receipt of a payment, a non-U.S. Holder exercising Dissent Rights will be considered to have disposed of its Klondex Shares for proceeds of disposition equal to the amount received as discussed above under “Part 18 – Certain United States Federal Income Tax Considerations – U.S. Federal Income Tax Consequences of the Arrangement to U.S. Holders – Exchange of Klondex Shares for the Hecla Consideration”.

U.S. Federal Income Tax Consequences to Non-U.S. Holders Related to the Ownership and Disposition of Hecla Shares

Distributions with Respect to Hecla Shares

Any distributions made to a non-U.S. Holder with respect to Hecla Shares that constitute dividends for U.S. federal income tax purposes will be subject to U.S. withholding tax at a rate of 30% of the gross amount (or a reduced rate prescribed by an applicable income tax treaty) unless the dividends are effectively connected with a trade or business carried on by the non-U.S. Holder within the United States (and, if an income tax treaty applies, are attributable to a permanent establishment of the non-U.S. Holder within the United States). A distribution will constitute a dividend for U.S. federal income tax purposes to the extent of Hecla’s current or accumulated earnings and profits as determined for U.S. federal income tax purposes. Any distribution not constituting a dividend will be treated as first reducing the adjusted basis in the non-U.S. Holder’s Hecla Shares and, to the extent it exceeds the adjusted basis in the non-U.S. Holder’s Hecla Shares, as gain from the sale or exchange of such shares. Any such gain will be subject to the treatment described below under “Part 18 – Certain United States Federal Income Tax Considerations – U.S. Federal Income Tax Consequences to Non-U.S. Holders Related to the Ownership and Disposition of Hecla Shares – Gain on Sale or Other Disposition of Hecla Shares”.

Subject to the discussion below regarding “Part 18 – Certain United States Federal Income Tax Considerations – U.S. Federal Income Tax Consequences to Non-U.S. Holders Related to the Ownership and Disposition of Hecla Shares – Foreign Account Tax Compliance Act”, dividends effectively connected with a U.S. trade or business (and, if an income tax treaty applies, attributable to a U.S. permanent establishment) of a non-U.S. Holder generally will not be subject to U.S. withholding tax if the non-U.S. Holder complies with applicable certification and disclosure requirements. Instead, such dividends generally will be subject to U.S. federal income tax on a net income basis, in the same manner as if the non-U.S. Holder were a resident of the United States. A non-U.S. Holder that is a corporation may be subject to an additional “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty) on its “effectively connected earnings and profits,” subject to certain adjustments.

Gain on Sale or Other Disposition of Hecla Shares

In general, a non-U.S. Holder will not be subject to U.S. federal income or, subject to the discussion below under the headings “Part 18 – Certain United States Federal Income Tax Considerations – Additional Considerations Relevant to Non-U.S. Holders of Hecla Shares – Information Reporting and Backup Withholding” and “Part 18 –Certain United States Federal Income Tax Considerations – Additional Considerations Relevant to Non-U.S.

Holders of Hecla Shares – Foreign Account Tax Compliance Act”, withholding tax on any gain realized upon the sale or other disposition of Hecla Shares unless:

•

the gain is effectively connected with a trade or business carried on by the non-U.S. Holder within the United States and, if required by an applicable income tax treaty, is attributable to a U.S. permanent establishment of the non-U.S. Holder;

•	the non-U.S. Holder is an individual and is present in the United States for 183 days or more in the taxable year of disposition and certain other conditions are satisfied; or

•

Hecla is or has been a U.S. real property holding corporation (a “USRPHC”) for U.S. federal income tax purposes at any time within the shorter of the five-year period ending on the date of the disposition and the non-U.S. Holder’s holding period and certain other conditions are satisfied.

Unless an applicable income tax treaty provides otherwise, a non-U.S. Holder whose gain is described in the first bullet point immediately above will be subject to tax on the net gain derived from the sale under regular graduated United States federal income tax rates. If such non-U.S. Holder is a foreign corporation, it may also be subject to a branch profits tax (at a 30% rate or such lower rate as specified by an applicable income tax treaty) on its effectively connected earnings and profits (as adjusted for certain items).

An individual non-U.S. Holder described in the second bullet point immediately above will be subject to a flat 30% tax (or lower applicable treaty rate) on the gain derived from the sale, which may be offset by U.S. source capital losses of the non-U.S. Holder, even though the individual is not considered a resident of the United States, but only if such losses are reflected on a timely-filed U.S. federal income tax return.

With respect to the third bullet point above, in general, a corporation is a USRPHC if the fair market value of its “U.S. real property interests” (as defined in the U.S. Tax Code and applicable Treasury Regulations) equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests (including its U.S. real property interests) and its other assets used or held for use in its trade or business. Hecla believes that it currently is, and expects to remain for the foreseeable future, a USRPHC for U.S. federal income tax purposes. However, as long as Hecla Shares continue to be “regularly traded on an established securities market”, a non-U.S. Holder will be taxable on gain recognized on the disposition of Hecla Shares as a result of Hecla’s status as a USRPHC only if the non-U.S. Holder actually or constructively owned more than 5% of such common stock at any time during the shorter of the five-year period ending on the date of the disposition or the non-U.S. Holder’s holding period for such Hecla Shares. If Hecla Shares were not considered to be regularly traded on an established securities market, a non-U.S. Holder would be subject to U.S. federal income tax on any gain realized on a disposition of Hecla Shares, and the purchaser would generally be required to withhold 15% of the purchase price and remit such amount to the IRS.

Non-U.S. Holders should consult their tax advisors with respect to the application of the foregoing rules to their ownership and disposition of Hecla Shares.

Additional Considerations Relevant to Non-U.S. Holders of Hecla Shares

Information Reporting and Backup Withholding Tax

Any distributions paid on Hecla Shares, and the tax withheld with respect thereto, are subject to information reporting requirements. These information reporting requirements apply regardless of whether withholding was reduced or eliminated by an applicable tax treaty or withholding was not required because the distributions were effectively connected with a trade or business in the United States conducted by the non-U.S. Holder. Copies of these information returns also may be made available under the provisions of a specific treaty or agreement to the tax authorities of the country in which the non-U.S. Holder resides. Under certain circumstances, the U.S. Tax Code imposes a backup withholding obligation (currently at a rate of 24%) on certain reportable payments. Distributions paid to a non-U.S. Holder on Hecla Shares generally will be exempt from backup withholding if the

non-U.S. Holder provides a properly executed IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable (or a successor form for either) or otherwise establishes an exemption.

The payment of the proceeds from the disposition of Hecla Shares to or through the U.S. office of any broker, U.S. or foreign, will be subject to information reporting and possible backup withholding unless the holder certifies as to its non-U.S. status under penalties of perjury or otherwise establishes an exemption, provided that the broker does not have actual knowledge or reason to know that the holder is a U.S. person or that the conditions of any other exemption are not, in fact, satisfied. The payment of the proceeds from the disposition of Hecla Shares to or through a non-U.S. office of a non-U.S. broker will not be subject to information reporting or backup withholding unless the non-U.S. broker has certain types of relationships with the United States (a “U.S. related person”). In the case of the payment of the proceeds from the disposition of Hecla Shares to or through a non-U.S. office of a broker that is either a U.S. person or a U.S. related person, the Treasury Regulations require information reporting (but not the backup withholding) on the payment unless the broker has documentary evidence in its files that the holder is a non-U.S. Holder and the broker has no knowledge to the contrary. Non-U.S. Holders should consult their own tax advisors on the application of information reporting and backup withholding to them in their particular circumstances (including upon their disposition of Hecla Shares).

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from a payment to a non-U.S. Holder may be refunded or credited against the non-U.S. Holder’s U.S. federal income tax liability, if any, if the non-U.S. Holder provides the required information to the IRS on a timely basis. Non-U.S. Holders should consult their own tax advisors regarding the filing of a U.S. tax return for claiming a refund of such backup withholding.

Foreign Account Tax Compliance Act

Sections 1471 through 1474 of the U.S. Tax Code, and the Treasury Regulations and administrative guidance promulgated thereunder (“FATCA”) impose U.S. withholding on certain payments made to “foreign financial institutions” and to certain other non-U.S. entities, including intermediaries. Such withholding will generally be imposed at a 30% rate on certain payments of dividends on, or gross proceeds from the sale or disposition of, shares issued by a U.S. person, including Hecla Shares, to a foreign financial institution unless such foreign financial institution enters into (or is deemed to have entered into) an agreement with the U.S. Department of the Treasury to, among other things, undertake to identify accounts held by certain U.S. persons or U.S.-owned foreign entities, annually report certain information about such accounts, and withhold 30% of payments to such account holders whose actions prevent the financial institution from complying with these reporting and other requirements. Withholding is imposed on similar types of payments to a non-financial foreign entity unless the entity certifies that it does not have any substantial U.S. owners or the entity furnishes identifying information regarding each substantial U.S. owner. Certain countries have entered into, and other countries are expected to enter into, agreements with the United States to facilitate the type of information reporting required under FATCA, which will reduce but not eliminate the risk of FATCA withholding for investors in or holding Hecla Shares through financial institutions in such countries. FATCA withholding currently applies to payments of U.S.-source dividends and other fixed payments and will apply to gross proceeds from dispositions of property producing such payments which occur after December 31, 2018. Non-U.S. Holders are urged to consult their own tax advisors with respect to the U.S. federal income tax consequences of FATCA to their ownership and disposition of Hecla Shares.

PART 19. MANAGEMENT CONTRACTS

Management services for the Company are not, to any material degree, performed by persons other than the directors and executive officers of the Company.

PART 20. INFORMATION CONCERNING THE COMPANY

Klondex is a reporting issuer in each of the provinces of Canada, except Québec. Klondex’s head office is located at 1055 West Hastings Street, Suite 2200, Vancouver, British Columbia, V6E 2E9, and its principal executive offices are located at 6110 Plumas Street, Suite A, Reno, Nevada 89519. The Company’s telephone number is (775) 284-5757.

Klondex is a Canadian based precious metals mining company focused on the exploration, development and production of its 100%-owned gold and silver projects in north central Nevada, being the Fire Creek Mine located in Lander County, Nevada, the Hollister Mine located in Elko County, Nevada and the Midas Mine located in Elko County, Nevada. Klondex also has a 100% ownership interest in True North, which was placed on care and maintenance in 2018; however, True North, which will be owned by Havilah upon the completion of the Arrangement, will continue to process tailings, as contained in its mineral resource estimate, through the mill for the foreseeable future.

Further information regarding the business of Klondex, its corporate structure, operations and its mineral properties can be found in the 2017 Annual Report on Form 10-K and Klondex’s Quarterly Report on Form 10-Q for the three months ended March 31, 2018.

Selected Financial Data

The following table summarizes selected consolidated financial data for the Company:

	Years ended December 31, (US$)
Results of operations	2017	2016	2015	2014	2013
Revenue	240,651	198,175	154,081	112,622	—
Total cost of sales	206,855	137,500	106,971	61,236	—
Net (loss) income	(23,664)	(1,700)	44,253	26,884	(25,089)
Basic net (loss) income per share	(0.13)	(0.01)	0.33	0.23	(0.38)
Diluted net (loss) income per share	(0.13)	(0.01)	0.32	0.23	(0.38)

	As at December 31, (US$)
Financial position	2017	2016	2015	2014	2013
Cash and cash equivalents	23,674	47,636	59,097	45,488	12,127
Inventories	42,583	21,310	16,070	18,601	—
Mineral properties, plant and equipment, net	289,450	276,223	86,582	71,307	2,459
Total assets	391,555	379,978	202,823	165,251	15,350
Debt, current	902	8,502	6,930	7,290	6,447
Debt, non-current	35,405	21,689	18,887	41,131	—
Asset retirement obligations	21,108	25,436	12,387	12,032	1,010
Total liabilities	111,526	101,924	59,717	79,366	15,510
Total shareholders’ equity	280,029	278,054	143,106	85,885	(160)

Price Ranges and Trading Volumes

The Klondex Shares are listed and posted for trading on the TSX under the symbol “KDX” and on the NYSE American under the symbol “KLDX”.

The following table sets forth the reported high and low prices (including intra-day prices) and the total volume of trading of the Klondex Shares on the TSX for the periods indicated during the 6 month period preceding the announcement of the Arrangement:

	High	Low	Total Volume
	(C$)	(C$)
2017
September	4.69	3.94	10,611,004
October	4.85	3.67	8,740,232
November	3.84	2.75	16,584,492
December	3.48	2.81	10,168,217

2018
January	3.36	2.10	12,414,341
February	2.82	1.69	14,977,131
March 1-19	3.14	1.66	26,740,120

The following table sets forth the reported high and low prices (including intra-day prices) and the total volume of trading of the Klondex Shares on the NYSE American for the periods indicated during the 6 month period preceding the announcement of the Arrangement:

	High	Low	Total Volume
	(US$)	(US$)
2017
September	3.79	3.23	4,824,395
October	3.89	2.84	2,587,389
November	2.97	2.17	3,476,913
December	2.84	2.20	11,560,245

2018
January	2.68	1.61	4,160,190
February	2.30	1.32	4,941,485
March 1-19	2.40	1.29	4,177,603

On March 16, 2018, the last trading day immediately prior to the public announcement of the Arrangement, the closing price of the Klondex Shares on the TSX was C$1.80 per Klondex Share and on the NYSE American was US$1.44 per Klondex Share.

Ownership of Securities

As at May 15, 2018, the directors and officers of the Company each beneficially owned or exercised control or direction over the following Klondex Shares, Klondex Options, Klondex RSUs, Performance RSUs, and Klondex DSUs.

Name	Number and Percentage of Issued and Outstanding Klondex Shares(1)	Number and Percentage of Issued and Outstanding Klondex Options(2)	Number and Percentage of Issued and Outstanding Klondex RSUs(3)	Number and Percentage of Issued and Outstanding Performance RSUs(4)	Number and Percentage of Issued and Outstanding Klondex DSUs(5)
Paul Huet,	535,289	350,000	187,244	196,097	Nil
Director, President and Chief Executive Officer	0.30%	9.47%	18.41%	49.58%	0.00%

Barry Dahl,	205,207	207,167	67,765	59,656	Nil
Chief Financial Officer	0.11%	5.61%	6.66%	15.08%	0.00%

Rodney Cooper,	208,320	26,667	Nil	Nil	45,046
Director	0.12%	0.72%	0.00%	0.00%	12.50%

Mark Daniel,	36,983	33,333	Nil	Nil	45,046
Director	0.02%	0.90%	0.00%	0.00%	12.50%

James Haggarty,	114,270	180,000	Nil	Nil	45,046
Director	0.06%	4.87%	0.00%	0.00%	12.50%

Richard J. Hall,	109,625	460,000	Nil	Nil	90,090
Chairman	0.06%	12.45%	0.00%	0.00%	25.00%

William Matlack,	1,222,488	197,000	Nil	Nil	45,046
Director	0.68%	5.33%	0.00%	0.00%	12.50%

Charles Oliver,	45,046	100,000	Nil	Nil	45,046
Director	0.03%	2.71%	0.00%	0.00%	12.50%

Blair Schultz,	564,333	480,000	Nil	Nil	45,046
Director	0.31%	12.99%	0.00%	0.00%	12.50%

John Antwi,	34,640	300,000	35,256	25,108	Nil
Senior Vice President of Corporate Development and Planning	0.02%	8.12%	3.47%	6.35%	0.00%

Michael Doolin,	96,750	248,000	76,110	68,258	Nil
Chief Operating Officer	0.05%	6.71%	7.48%	17.26%	0.00%

Brian Morris,	34,227	337,000	44,449	46,409	Nil
Senior Vice President of Exploration	0.02%	9.12%	4.37%	11.73%	0.00%

Notes:

(1)	Based on 180,079,072 issued and outstanding Klondex Shares as at May 15, 2018.
(2)	Based on 3,695,604 issued and outstanding Klondex Options as at May 15, 2018.
(3)	Based on 1,017,011 issued and outstanding Klondex RSUs as at May 15, 2018.
(4)	Based on 395,528 issued and outstanding Performance RSUs as at May 15, 2018.
(5)	Based on 360,366 issued and outstanding Klondex DSUs as at May 15, 2018.

Previous Purchases and Sales of Securities

During the 12 months prior to the date of this Circular, the Company did not purchase or sell securities of the Company, excluding pursuant to existing convertible securities or the exercise of Klondex Options, Klondex RSUs, Performance RSUs and Klondex DSUs.

Previous Distribution of Klondex Shares

During the five years preceding the date of this Circular, the Company has issued Klondex Shares as follows:

Financial Year	Date of Issue/Grant	Nature of Issuance or Exercise / Type of Security	Number of Klondex Shares Issued	Aggregate Proceeds (C$)
2013	21/06/2013	Exercise of Klondex Options	11,091	13,309.20
	02/07/2013	Exercise of Klondex Options	11,147	13,376.40
	06/09/2013	Exercise of Klondex Options	100,000	86,000.00
	24/09/2013	Exercise of Klondex Warrants	500,000	595,000.00
	16/10/2013	Exercise of Special Warrants Issued by way of a Private Placement	14,200,000	19,454,000.00
	27/12/2013	Exercise of Klondex Warrants	500,000	610,750.00

2014	09/01/2014	Exercise of Subscription Receipts issued by way of a Private Placement	29,400,000	42,630,000.00
	09/01/2014	Vested RSU	5,175	—
	14/02/2014	Exercise of Klondex Warrants	857,143	1,500,000.25
	24/02/2014	Exercise of Klondex Options	75,000	75,000.00
	26/02/2014	Exercise of Klondex Warrants	585,950	791,032.50
	27/02/2014	Exercise of Klondex Warrants	5,539	7,920.77
	04/03/2014	Exercise of Klondex Options	30,000	40,500.00
	05/03/2014	Exercise of Klondex Warrants	15,000	20,250.00
	12/03/2014	Exercise of Klondex Warrants	8,235	11,776.05
	12/03/2014	Exercise of Klondex Warrants	10,000	13,500.00
	12/03/2014	Exercise of Klondex Warrants	75,000	131,250.00
	14/03/2014	Exercise of Klondex Warrants	20,000	27,000.00
	03/04/2014	Exercise of Klondex Options	8,333	12,082.85
	03/04/2014	Exercise of Klondex Options	33,333	40,332.93
	03/04/2014	Exercise of Klondex Options	33,333	44,999.55
	03/04/2014	Exercise of Klondex Options	11,050	14,917.50
	08/04/2014	Exercise of Klondex Warrants	50,000	87,500.00
	09/04/2014	Exercise of Klondex Warrants	75,000	131,250.00
	23/04/2014	Exercise of Klondex Warrants	64,200	86,670.00
	24/04/2014	Exercise of Klondex Warrants	10,000	13,500.00
	29/04/2014	Exercise of Klondex Warrants	10,952	14,785.20
	06/05/2014	Exercise of Klondex Options	100,000	125,000.00
	08/05/2014	Exercise of Klondex Warrants	35,592	48,049.20
	20/05/2014	Exercise of Klondex Warrants	152,856	206,355.60
	20/05/2014	Exercise of Klondex Warrants	114,132	154,078.20
	17/06/2014	Exercise of Klondex Options	100,000	120,000.00
	17/06/2014	Exercise of Klondex Options	50,000	75,000.00
	20/06/2014	Exercise of Klondex Warrants	300,000	465,000.00
	23/06/2014	Exercise of Klondex Warrants	73,700	128,975.00
	30/06/2014	Exercise of Klondex Warrants	7,500	11,625.00
	30/06/2014	Exercise of Klondex Warrants	7,500	11,625.00
	30/06/2014	Exercise of Klondex Warrants	105,000	162,750.00
	30/06/2014	Exercise of Klondex Warrants	105,000	162,750.00
	30/06/2014	Exercise of Klondex Warrants	28,400	40,612.00
	04/07/2014	Exercise of Klondex Warrants	426,300	746,025.00
	11/07/2014	Exercise of Klondex Options	66,666	79,999.20
	11/07/2014	Exercise of Klondex Options	9,026	13,087.70
	30/07/2014	Prospectus Offering of Klondex Shares	8,050,000	16,100,000.00

Financial Year	Date of Issue/Grant	Nature of Issuance or Exercise / Type of Security	Number of Klondex Shares Issued	Aggregate Proceeds (C$)
	31/07/2014	Vested Klondex RSUs	22,500	—
	31/07/2014	Vested Klondex RSUs	50,000	—
	11/08/2014	Exercise of Klondex Warrants	100,000	175,000.00
	15/08/2014	Exercise of Klondex Options	9,027	13,089.15
	03/09/2014	Exercise of Klondex Warrants	12,700	19,685.00
	24/09/2014	Exercise of Klondex Warrants	9,240	16,170.00
	22/10/2014	Exercise of Klondex Warrants	50,630	88,602.50
	14/11/2014	Exercise of Klondex Warrants	2,642,857	4,624,999.75
	19/11/2014	Exercise of Klondex Warrants	153,850	269,237.50
	20/11/2014	Exercise of Klondex Warrants	92,583	162,020.25
	20/11/2014	Exercise of Klondex Warrants	2,919,257	5,108,699.75

2015	07/01/2015	Exercise of Klondex Options	10,000	14,500.00
	07/01/2015	Exercise of Klondex Options	2,500	3,625.00
	07/01/2015	Exercise of Klondex Options	4,167	6,042.15
	07/01/2015	Exercise of Klondex Options	100	135.00
	07/01/2015	Exercise of Klondex Options	9,900	13,365.00
	07/01/2015	Exercise of Klondex Warrants	46,100	71,455.00
	08/01/2015	Exercise of Klondex Options	60,000	75,000.00
	09/01/2015	Vested Klondex RSUs	5,175	—
	13/01/2015	Exercise of Klondex Warrants	25,630	36,650.90
	14/01/2015	Exercise of Klondex Options	40,000	50,000.00
	19/01/2015	Exercise of Klondex Options	83,333	124,999.50
	19/01/2015	Exercise of Klondex Options	50,000	60,500.00
	19/01/2015	Exercise of Klondex Options	50,000	67,500.00
	19/01/2015	Exercise of Klondex Warrants	45,120	64,521.60
	19/01/2015	Exercise of Klondex Warrants	17,024	38,304.00
	20/01/2015	Exercise of Klondex Warrants	84,672	131,241.60
	23/01/2015	Exercise of Klondex Options	50,000	67,500.00
	23/01/2015	Exercise of Klondex Warrants	28,400	40,612.00
	27/01/2015	Exercise of Klondex Options	50,000	60,000.00
	28/01/2015	Exercise of Klondex Warrants	25,000	38,750.00
	28/01/2015	Exercise of Klondex Warrants	9,576	21,546.00
	29/01/2015	Exercise of Klondex Options	50,000	67,500.00
	03/02/2015	Exercise of Klondex Options	10,000	14,500.00
	03/02/2015	Exercise of Klondex Options	10,000	18,000.00
	03/02/2015	Exercise of Klondex Options	3,750	7,650.00
	05/02/2015	Exercise of Klondex Warrants	46,746	72,456.30
	27/02/2015	Exercise of Klondex Warrants	20,367	31,568.85
	02/03/2015	Exercise of Klondex Options	33,333	52,999.47
	02/03/2015	Exercise of Klondex Options	6,666	9,665.70
	02/03/2015	Exercise of Klondex Options	15,000	20,250.00
	02/03/2015	Exercise of Klondex Options	3,500	7,140.00
	10/03/2015	Exercise of Klondex Warrants	25,000	38,750.00
	20/03/2015	Exercise of Klondex Options	5,287	9,516.60
	20/03/2015	Exercise of Klondex Options	7,813	15,938.52
	01/04/2015	Exercise of Klondex Options	33,333	67,332.66
	01/04/2015	Exercise of Klondex Options	44,713	80,483.40
	01/04/2015	Exercise of Klondex Options	4,000	5,400.00
	01/04/2015	Exercise of Klondex Warrants	56,800	81,224.00

Financial Year	Date of Issue/Grant	Nature of Issuance or Exercise / Type of Security	Number of Klondex Shares Issued	Aggregate Proceeds (C$)
	02/04/2015	Exercise of Klondex Options	6,667	13,200.66
	02/04/2015	Exercise of Klondex Options	5,000	9,000.00
	02/04/2015	Exercise of Klondex Options	5,300	9,540.00
	02/04/2015	Exercise of Klondex Options	9,700	17,460.00
	02/04/2015	Exercise of Klondex Options	2,916	5,948.64
	03/04/2015	Exercise of Klondex Warrants	100,528	155,818.40
	03/04/2015	Exercise of Klondex Warrants	53,200	119,700.00
	15/04/2015	Exercise of Klondex Options	1,100	1,364.00
	15/04/2015	Exercise of Klondex Options	1,500	1,860.00
	15/04/2015	Exercise of Klondex Options	3,400	4,216.00
	15/04/2015	Exercise of Klondex Options	5,000	6,200.00
	15/04/2015	Exercise of Klondex Options	5,000	6,200.00
	15/04/2015	Exercise of Klondex Options	5,000	6,200.00
	15/04/2015	Exercise of Klondex Options	6,600	8,184.00
	15/04/2015	Exercise of Klondex Options	8,400	10,416.00
	15/04/2015	Exercise of Klondex Options	15,500	19,220.00
	15/04/2015	Exercise of Klondex Options	31,000	38,440.00
	15/04/2015	Exercise of Klondex Warrants	19,867	30,793.85
	15/04/2015	Exercise of Klondex Warrants	2,900	4,147.00
	16/04/2015	Exercise of Klondex Options	17,500	21,700.00
	16/04/2015	Exercise of Klondex Options	3,100	4,650.00
	16/04/2015	Exercise of Klondex Options	8,600	12,900.00
	16/04/2015	Exercise of Klondex Options	18,500	27,750.00
	16/04/2015	Exercise of Klondex Options	19,800	29,700.00
	27/04/2015	Exercise of Klondex Options	300,000	360,000.00
	28/04/2015	Vested Klondex RSUs	6,667	—
	29/04/2015	Exercise of Klondex Warrants	340,800	487,344.00
	30/04/2015	Exercise of Klondex Warrants	12,700	18,161.00
	05/05/2015	Exercise of Klondex Options	167	313.96
	05/05/2015	Exercise of Klondex Options	6,500	12,220.00
	05/05/2015	Exercise of Klondex Options	8,500	13,515.00
	05/05/2015	Exercise of Klondex Options	24,833	39,484.47
	05/05/2015	Exercise of Klondex Options	300	759.00
	05/05/2015	Exercise of Klondex Options	600	1,518.00
	05/05/2015	Exercise of Klondex Options	900	2,277.00
	05/05/2015	Exercise of Klondex Options	14,700	37,191.00
	05/05/2015	Exercise of Klondex Options	65,500	165,715.00
	05/05/2015	Exercise of Klondex Options	10,000	18,000.00
	05/05/2015	Exercise of Klondex Options	13,333	23,999.40
	05/05/2015	Exercise of Klondex Options	10,000	18,000.00
	05/05/2015	Exercise of Klondex Options	20,000	36,000.00
	05/05/2015	Exercise of Klondex Options	1,806	3,684.24
	05/05/2015	Exercise of Klondex Options	1,666	3,398.64
	05/05/2015	Exercise of Klondex Options	4,400	8,976.00
	05/05/2015	Exercise of Klondex Options	8,933	18,223.32
	05/05/2015	Exercise of Klondex Options	500	1,020.00
	05/05/2015	Exercise of Klondex Options	2,000	4,080.00
	05/05/2015	Exercise of Klondex Options	833	1,699.32
	25/05/2015	Exercise of Klondex Options	18,000	45,540.00

Financial Year	Date of Issue/Grant	Nature of Issuance or Exercise / Type of Security	Number of Klondex Shares Issued	Aggregate Proceeds (C$)
	27/05/2015	Exercise of Klondex Warrants	88,000	136,400.00
	02/06/2015	Exercise of Klondex Warrants	50,000	77,500.00
	16/06/2015	Exercise of Klondex Options	100,000	120,000.00
	16/06/2015	Exercise of Klondex Options	92,000	132,480.00
	16/06/2015	Exercise of Klondex Options	118,000	169,920.00
	16/06/2015	Exercise of Klondex Warrants	3,000	4,290.00
	14/07/2015	Exercise of Klondex Options	6,666	12,532.08
	20/07/2015	Exercise of Klondex Warrants	69,900	108,345.00
	21/07/2015	Vested Klondex RSUs	13,334	—
	21/07/2015	Vested Klondex RSUs	13,334	—
	21/07/2015	Vested Klondex RSUs	3,334	—
	21/07/2015	Vested Klondex RSUs	23,334	—
	21/07/2015	Vested Klondex RSUs	16,667	—
	21/07/2015	Vested Klondex RSUs	6,667	—
	24/07/2015	Exercise of Klondex Options	2,917	5,950.68
	28/07/2015	Exercise of Klondex Options	100,000	121,000.00
	31/07/2015	Vested Klondex RSUs	22,500	—
	31/07/2015	Vested Klondex RSUs	50,000	—
	11/08/2015	Exercise of Klondex Options	10,000	18,800.00
	11/08/2015	Exercise of Klondex Warrants	430,100	666,655.00
	13/08/2015	Exercise of Klondex Options	50,000	60,500.00
	19/08/2015	Exercise of Klondex Options	7,500	15,300.00
	24/08/2015	Exercise of Klondex Options	20,000	37,800.00
	24/08/2015	Exercise of Klondex Options	8,333	16,999.32
	25/08/2015	Exercise of Klondex Options	102,000	171,360.00
	25/08/2015	Exercise of Klondex Options	108,000	181,440.00
	25/08/2015	Exercise of Klondex Warrants	24,400	37,820.00
	25/08/2015	Exercise of Klondex Warrants	5,292	8,202.60
	26/08/2015	Exercise of Klondex Options	55,750	88,642.50
	08/09/2015	Exercise of Klondex Options	15,000	30,600.00
	08/09/2015	Exercise of Klondex Options	50,000	60,000.00
	10/09/2015	Prospectus Offering of Klondex Shares	7,400,000	26,270,000.00
	11/09/2015	Exercise of Klondex Options	10,000	20,400.00
	11/09/2015	Exercise of Klondex Options	6,762	10,481.10
	24/09/2015	Exercise of Klondex Options	6,668	10,602.12
	24/09/2015	Exercise of Klondex Options	26,665	42,397.35
	24/09/2015	Exercise of Klondex Options	13,333	27,199.32
	24/09/2015	Exercise of Klondex Warrants	250	357.50
	24/09/2015	Exercise of Klondex Warrants	426	609.18
	25/09/2015	Exercise of Klondex Warrants	300,000	747,000.00
	29/09/2015	Exercise of Klondex Options	35,000	42,000.00
	29/09/2015	Exercise of Klondex Options	20,000	40,400.00
	29/09/2015	Exercise of Klondex Options	16,667	24,167.15
	29/09/2015	Exercise of Klondex Options	25,000	51,000.00
	29/09/2015	Exercise of Klondex Options	5,000	6,750.00
	29/09/2015	Exercise of Klondex Options	10,000	13,500.00
	29/09/2015	Exercise of Klondex Warrants	31,000	60,450.00
	02/10/2015	Exercise of Klondex Warrants	2,900	4,147.00
	15/10/2015	Exercise of Klondex Warrants	6,900	9,867.00

Financial Year	Date of Issue/Grant	Nature of Issuance or Exercise / Type of Security	Number of Klondex Shares Issued	Aggregate Proceeds (C$)
	16/10/2015	Exercise of Klondex Options	20,000	37,000.00
	16/10/2015	Exercise of Klondex Options	13,333	25,332.70
	16/10/2015	Exercise of Klondex Options	2,222	4,532.88
	16/10/2015	Exercise of Klondex Warrants	2,000	3,100.00
	19/10/2015	Exercise of Klondex Warrants	2,500	3,875.00
	20/10/2015	Exercise of Klondex Options	47,700	64,395.00
	21/10/2015	Exercise of Klondex Options	130,000	175,500.00
	30/10/2015	Exercise of Klondex Options	29,500	39,825.00
	30/10/2015	Exercise of Klondex Options	15,700	21,195.00
	03/11/2015	Exercise of Klondex Warrants	6,900	10,695.00
	12/11/2015	Exercise of Klondex Options	25,000	33,750.00
	16/11/2015	Exercise of Klondex Options	50,000	67,500.00
	18/11/2015	Exercise of Klondex Options	9,300	12,555.00
	22/12/2015	Vested Klondex RSUs	12,750	—
	31/12/2015	Exercise of Klondex Options	20,000	27,000.00

2016	05/01/2016	Exercise of Klondex Options	200	270.00
	05/01/2016	Exercise of Klondex Options	24,700	33,345.00
	06/01/2016	Exercise of Klondex Warrants	67,600	104,780.00
	07/01/2016	Exercise of Klondex Options	30,000	40,500.00
	08/01/2016	Exercise of Klondex Options	13,333	24,666.05
	08/01/2016	Exercise of Klondex Options	17,900	24,165.00
	08/01/2016	Exercise of Klondex Warrants	41,566	64,427.30
	09/01/2016	Vested Klondex RSUs	5,175	—
	13/01/2016	Exercise of Klondex Options	33,333	67,332.66
	13/01/2016	Exercise of Klondex Options	150,000	202,500.00
	13/01/2016	Exercise of Klondex Options	50,000	67,500.00
	08/02/2016	Exercise of Klondex Options	16,667	26,500.53
	11/02/2016	Exercise of Klondex Options	10,000	18,500.00
	11/02/2016	Exercise of Klondex Options	15,000	21,750.00
	11/02/2016	Exercise of Klondex Options	400	816.00
	11/02/2016	Exercise of Klondex Options	3,000	6,120.00
	11/02/2016	Exercise of Klondex Options	4,100	8,364.00
	12/02/2016	Exercise of Klondex Options	25,000	30,000.00
	12/02/2016	Exercise of Klondex Options	13,333	26,399.34
	12/02/2016	Exercise of Klondex Options	20,000	34,200.00
	17/02/2016	Exercise of Klondex Options	25,000	30,000.00
	17/02/2016	Exercise of Klondex Options	25,000	30,000.00
	17/02/2016	Exercise of Klondex Options	10,000	17,100.00
	18/02/2016	Exercise of Klondex Options	15,000	30,600.00
	18/02/2016	Exercise of Klondex Options	80,000	238,400.00
	19/02/2016	Exercise of Klondex Options	20,000	39,600.00
	22/02/2016	Exercise of Klondex Options	2,000	3,960.00
	22/02/2016	Exercise of Klondex Options	4,000	7,920.00
	22/02/2016	Exercise of Klondex Options	11,100	21,978.00
	22/02/2016	Exercise of Klondex Options	49,566	98,140.68
	22/02/2016	Exercise of Klondex Options	30,000	47,700.00
	23/02/2016	Exercise of Klondex Options	300	555.00

Financial Year	Date of Issue/Grant	Nature of Issuance or Exercise / Type of Security	Number of Klondex Shares Issued	Aggregate Proceeds (C$)
	23/02/2016	Exercise of Klondex Options	13,033	24,111.05
	23/02/2016	Exercise of Klondex Options	25,000	30,000.00
	23/02/2016	Exercise of Klondex Options	50,000	95,000.00
	23/02/2016	Exercise of Klondex Options	800	2,080.00
	23/02/2016	Exercise of Klondex Options	5,867	15,254.20
	23/02/2016	Exercise of Klondex Options	5,000	9,050.00
	23/02/2016	Exercise of Klondex Options	16,667	34,000.68
	23/02/2016	Exercise of Klondex Options	100,000	156,000.00
	23/02/2016	Exercise of Klondex Options	20,000	36,000.00
	23/02/2016	Exercise of Klondex Options	10,000	20,400.00
	23/02/2016	Exercise of Klondex Options	90,000	183,600.00
	23/02/2016	Exercise of Klondex Options	20,833	42,499.32
	24/02/2016	Exercise of Klondex Options	600	1,128.00
	24/02/2016	Exercise of Klondex Options	700	1,316.00
	24/02/2016	Exercise of Klondex Options	2,300	4,324.00
	24/02/2016	Exercise of Klondex Options	2,600	4,888.00
	24/02/2016	Exercise of Klondex Options	3,800	7,144.00
	24/02/2016	Exercise of Klondex Options	20,000	36,000.00
	24/02/2016	Exercise of Klondex Options	3,888	7,931.52
	25/02/2016	Exercise of Klondex Options	10,000	18,000.00
	25/02/2016	Exercise of Klondex Warrants	13,300	29,925.00
	01/03/2016	Exercise of Klondex Options	10,000	18,500.00
	01/03/2016	Exercise of Klondex Options	20,000	40,400.00
	05/03/2016	Vested Klondex RSUs	13,333	—
	08/03/2016	Exercise of Klondex Options	16,250	23,562.50
	08/03/2016	Exercise of Klondex Options	10,000	18,000.00
	09/03/2016	Exercise of Klondex Options	13,333	25,332.70
	09/03/2016	Exercise of Klondex Options	10,000	20,400.00
	09/03/2016	Exercise of Klondex Options	43,333	62,832.85
	09/03/2016	Exercise of Klondex Options	3,333	6,799.32
	10/03/2016	Exercise of Klondex Options	5,000	8,550.00
	11/03/2016	Exercise of Klondex Options	13,333	24,666.05
	14/03/2016	Exercise of Klondex Options	50,000	60,000.00
	14/03/2016	Exercise of Klondex Options	5,700	9,063.00
	14/03/2016	Exercise of Klondex Options	10,967	17,437.53
	14/03/2016	Exercise of Klondex Options	13,875	20,118.75
	14/03/2016	Exercise of Klondex Options	25,000	51,000.00
	14/03/2016	Exercise of Klondex Options	13,334	27,201.36
	18/03/2016	Exercise of Klondex Options	100	204.00
	18/03/2016	Exercise of Klondex Options	12,400	25,296.00
	21/03/2016	Exercise of Klondex Options	5,133	13,191.81
	21/03/2016	Exercise of Klondex Options	14,000	35,980.00
	21/03/2016	Exercise of Klondex Options	14,200	36,494.00
	22/03/2016	Exercise of Klondex Options	6,667	12,533.96
	22/03/2016	Exercise of Klondex Options	33,333	63,332.70
	22/03/2016	Exercise of Klondex Options	16,667	26,500.53
	22/03/2016	Exercise of Klondex Options	44,250	70,357.50
	22/03/2016	Exercise of Klondex Options	10,000	18,100.00
	22/03/2016	Exercise of Klondex Options	25,000	42,750.00

Financial Year	Date of Issue/Grant	Nature of Issuance or Exercise / Type of Security	Number of Klondex Shares Issued	Aggregate Proceeds (C$)
	22/03/2016	Exercise of Klondex Options	7,500	15,300.00
	22/03/2016	Exercise of Klondex Options	5,555	11,332.20
	29/03/2016	Exercise of Klondex Options	50,000	67,500.00
	30/03/2016	Exercise of Klondex Options	50,000	67,500.00
	31/03/2016	Exercise of Klondex Options	50,000	67,500.00
	04/04/2016	Exercise of Klondex Options	10,000	18,000.00
	04/04/2016	Exercise of Klondex Options	18,600	34,038.00
	07/04/2016	Exercise of Klondex Options	14,000	25,620.00
	07/04/2016	Exercise of Klondex Options	20,000	36,600.00
	07/04/2016	Exercise of Klondex Options	20,000	36,600.00
	07/04/2016	Exercise of Klondex Options	50,000	91,500.00
	08/04/2016	Exercise of Klondex Options	6,667	12,667.30
	08/04/2016	Exercise of Klondex Options	10,000	13,500.00
	08/04/2016	Exercise of Klondex Options	40,000	54,000.00
	12/04/2016	Exercise of Klondex Options	25,000	45,750.00
	12/04/2016	Exercise of Klondex Options	40,000	73,200.00
	13/04/2016	Exercise of Klondex Options	37,500	76,500.00
	13/04/2016	Exercise of Klondex Options	2,400	4,392.00
	13/04/2016	Exercise of Klondex Options	35,100	77,220.00
	14/04/2016	Exercise of Klondex Options	66,667	123,333.95
	14/04/2016	Exercise of Klondex Options	40,000	74,800.00
	14/04/2016	Exercise of Klondex Options	64,900	142,780.00
	14/04/2016	Exercise of Klondex Options	41,667	124,167.66
	15/04/2016	Exercise of Klondex Options	10,000	18,300.00
	20/04/2016	Exercise of Klondex Options	20,000	31,800.00
	25/04/2016	Exercise of Klondex Options	5,000	9,000.00
	25/04/2016	Exercise of Klondex Options	1,667	3,400.68
	25/04/2016	Exercise of Klondex Options	6,667	20,867.71
	26/04/2016	Exercise of Klondex Warrants	53,200	119,700.00
	27/04/2016	Exercise of Klondex Options	15,000	30,600.00
	03/05/2016	Exercise of Klondex Options	16,667	31,667.30
	06/05/2016	Exercise of Klondex Options	10,000	18,800.00
	06/05/2016	Exercise of Klondex Options	5,000	9,050.00
	06/05/2016	Exercise of Klondex Options	100	204.00
	06/05/2016	Exercise of Klondex Options	1,567	3,196.68
	06/05/2016	Exercise of Klondex Options	10,000	31,300.00
	10/05/2016	Exercise of Klondex Options	10,000	26,000.00
	11/05/2016	Exercise of Klondex Options	66,667	171,334.19
	11/05/2016	Exercise of Klondex Options	13,333	24,666.05
	11/05/2016	Exercise of Klondex Options	6,666	17,331.60
	11/05/2016	Exercise of Klondex Options	6,667	20,867.71
	13/05/2016	Vested Klondex RSUs	5,000	—
	16/05/2016	Exercise of Klondex Options	100	204.00
	17/05/2016	Exercise of Klondex Options	10,000	31,300.00
	18/05/2016	Exercise of Klondex Options	10,000	18,900.00
	19/05/2016	Exercise of Klondex Options	50,000	75,000.00
	19/05/2016	Exercise of Klondex Options	87,500	131,250.00
	19/05/2016	Exercise of Klondex Options	100,000	150,000.00
	19/05/2016	Exercise of Klondex Options	100,000	150,000.00

Financial Year	Date of Issue/Grant	Nature of Issuance or Exercise / Type of Security	Number of Klondex Shares Issued	Aggregate Proceeds (C$)
	19/05/2016	Exercise of Klondex Options	100,000	150,000.00
	19/05/2016	Exercise of Klondex Options	1,805	3,682.20
	19/05/2016	Exercise of Klondex Warrants	10,000	19,500.00
	01/06/2016	Exercise of Klondex Warrants	106,400	239,400.00
	03/06/2016	Exercise of Klondex Options	33,333	99,332.34
	07/06/2016	Exercise of Klondex Options	2,500	5,100.00
	08/06/2016	Exercise of Klondex Options	33,333	104,332.29
	13/06/2016	Exercise of Klondex Options	10,000	26,000.00
	14/06/2016	Exercise of Klondex Options	150,000	187,500.00
	17/06/2016	Exercise of Klondex Warrants	5,000	9,750.00
	17/06/2016	Exercise of Klondex Warrants	10,000	19,500.00
	20/06/2016	Exercise of Klondex Options	6,667	20,867.71
	21/06/2016	Exercise of Klondex Options	10,000	19,000.00
	24/06/2016	Exercise of Klondex Options	33,333	86,665.80
	06/07/2016	Exercise of Klondex Warrants	71,154	138,750.30
	07/07/2016	Exercise of Klondex Options	6,667	12,667.30
	07/07/2016	Exercise of Klondex Options	2,000	3,960.00
	07/07/2016	Exercise of Klondex Options	2,667	5,280.66
	07/07/2016	Exercise of Klondex Options	1,706	3,480.24
	08/07/2016	Exercise of Klondex Options	2,000	3,960.00
	13/07/2016	Exercise of Klondex Options	30,000	54,000.00
	13/07/2016	Exercise of Klondex Options	5,833	11,899.32
	14/07/2016	Exercise of Klondex Options	10,000	19,000.00
	14/07/2016	Exercise of Klondex Warrants	13,300	29,925.00
	19/07/2016	Exercise of Klondex Warrants	68,846	134,249.70
	21/07/2016	Exercise of Klondex Options	3,000	5,550.00
	21/07/2016	Exercise of Klondex Options	10,000	20,400.00
	21/07/2016	Exercise of Klondex Options	5,667	15,810.93
	21/07/2016	Vested Klondex RSUs	13,333	—
	21/07/2016	Vested Klondex RSUs	13,333	—
	21/07/2016	Vested Klondex RSUs	23,333	—
	21/07/2016	Vested Klondex RSUs	6,667	—
	24/07/2016	Vested Klondex RSUs	600	—
	24/07/2016	Vested Klondex RSUs	1,093	—
	24/07/2016	Vested Klondex RSUs	2,847	—
	24/07/2016	Vested Klondex RSUs	1,777	—
	24/07/2016	Vested Klondex RSUs	7,733	—
	24/07/2016	Vested Klondex RSUs	8,400	—
	24/07/2016	Vested Klondex RSUs	2,665	—
	24/07/2016	Vested Klondex RSUs	914	—
	24/07/2016	Vested Klondex RSUs	13,333	—
	24/07/2016	Vested Klondex RSUs	1,708	—
	24/07/2016	Vested Klondex RSUs	285	—
	24/07/2016	Vested Klondex RSUs	3,167	—
	24/07/2016	Vested Klondex RSUs	6,955	—
	24/07/2016	Vested Klondex RSUs	1,999	—
	24/07/2016	Vested Klondex RSUs	2,733	—
	24/07/2016	Vested Klondex RSUs	154	—
	24/07/2016	Vested Klondex RSUs	478	—

Financial Year	Date of Issue/Grant	Nature of Issuance or Exercise / Type of Security	Number of Klondex Shares Issued	Aggregate Proceeds (C$)
	24/07/2016	Vested Klondex RSUs	91	—
	24/07/2016	Vested Klondex RSUs	273	—
	24/07/2016	Vested Klondex RSUs	91	—
	24/07/2016	Vested Klondex RSUs	128	—
	24/07/2016	Vested Klondex RSUs	513	—
	24/07/2016	Vested Klondex RSUs	501	—
	24/07/2016	Vested Klondex RSUs	1,063	—
	24/07/2016	Vested Klondex RSUs	547	—
	24/07/2016	Vested Klondex RSUs	1,435	—
	24/07/2016	Vested Klondex RSUs	524	—
	24/07/2016	Vested Klondex RSUs	1,367	—
	24/07/2016	Vested Klondex RSUs	83	—
	24/07/2016	Vested Klondex RSUs	547	—
	24/07/2016	Vested Klondex RSUs	615	—
	24/07/2016	Vested Klondex RSUs	615	—
	24/07/2016	Vested Klondex RSUs	444	—
	24/07/2016	Vested Klondex RSUs	547	—
	24/07/2016	Vested Klondex RSUs	1,230	—
	24/07/2016	Vested Klondex RSUs	615	—
	24/07/2016	Vested Klondex RSUs	1,570	—
	24/07/2016	Vested Klondex RSUs	615	—
	24/07/2016	Vested Klondex RSUs	844	—
	24/07/2016	Vested Klondex RSUs	259	—
	24/07/2016	Vested Klondex RSUs	581	—
	24/07/2016	Vested Klondex RSUs	513	—
	24/07/2016	Vested Klondex RSUs	5,829	—
	24/07/2016	Vested Klondex RSUs	262	—
	24/07/2016	Vested Klondex RSUs	649	—
	24/07/2016	Vested Klondex RSUs	184	—
	24/07/2016	Vested Klondex RSUs	1,298	—
	24/07/2016	Vested Klondex RSUs	2,563	—
	24/07/2016	Vested Klondex RSUs	2,563	—
	24/07/2016	Vested Klondex RSUs	249	—
	24/07/2016	Vested Klondex RSUs	547	—
	24/07/2016	Vested Klondex RSUs	301	—
	24/07/2016	Vested Klondex RSUs	333	—
	24/07/2016	Vested Klondex RSUs	1,400	—
	24/07/2016	Vested Klondex RSUs	615	—
	24/07/2016	Vested Klondex RSUs	214	—
	24/07/2016	Vested Klondex RSUs	367	—
	24/07/2016	Vested Klondex RSUs	1,230	—
	24/07/2016	Vested Klondex RSUs	258	—
	26/07/2016	Exercise of Klondex Options	13,333	27,199.32
	27/07/2016	Exercise of Klondex Options	2,917	5,950.68
	27/07/2016	Exercise of Klondex Options	6,667	19,867.66
	28/07/2016	Exercise of Klondex Options	20,000	59,600.00
	31/07/2016	Vested Klondex RSUs	50,000	—
	31/07/2016	Vested Klondex RSUs	4,000	—
	31/07/2016	Vested Klondex RSUs	5,000	—

Financial Year	Date of Issue/Grant	Nature of Issuance or Exercise / Type of Security	Number of Klondex Shares Issued	Aggregate Proceeds (C$)
	02/08/2016	Exercise of Klondex Options	3,750	7,650.00
	02/08/2016	Exercise of Klondex Warrants	620,000	1,209,000.00
	02/08/2016	Exercise of Klondex Warrants	620,000	1,209,000.00
	02/08/2016	Exercise of Klondex Warrants	200,800	391,560.00
	03/08/2016	Exercise of Klondex Options	6,667	18,600.93
	03/08/2016	Exercise of Klondex Options	6,667	19,867.66
	04/08/2016	Exercise of Klondex Options	20,000	37,000.00
	04/08/2016	Exercise of Klondex Options	10,000	18,800.00
	04/08/2016	Exercise of Klondex Options	6,667	18,600.93
	05/08/2016	Exercise of Klondex Options	10,000	20,200.00
	05/08/2016	Exercise of Klondex Options	20,000	34,200.00
	05/08/2016	Exercise of Klondex Options	2,917	5,950.68
	05/08/2016	Exercise of Klondex Options	3,750	7,650.00
	05/08/2016	Exercise of Klondex Options	20,000	40,800.00
	05/08/2016	Exercise of Klondex Options	6,667	13,600.68
	05/08/2016	Exercise of Klondex Options	2,500	5,100.00
	11/08/2016	Exercise of Klondex Options	16,667	33,667.34
	12/08/2016	Exercise of Klondex Options	39,000	56,550.00
	12/08/2016	Exercise of Klondex Options	25,466	40,236.28
	15/08/2016	Exercise of Klondex Options	111,000	160,950.00
	15/08/2016	Exercise of Klondex Options	139,000	219,620.00
	15/08/2016	Exercise of Klondex Options	185,534	293,143.72
	17/08/2016	Exercise of Klondex Options	25,000	65,000.00
	17/08/2016	Exercise of Klondex Options	4,167	8,500.68
	17/08/2016	Exercise of Klondex Options	33,334	99,335.32
	19/08/2016	Exercise of Klondex Options	10,000	20,200.00
	24/08/2016	Exercise of Klondex Options	3,000	5,700.00
	26/08/2016	Exercise of Klondex Options	2,000	3,760.00
	29/08/2016	Exercise of Klondex Options	1,000	2,040.00
	31/08/2016	Exercise of Klondex Options	41,667	62,500.50
	31/08/2016	Exercise of Klondex Options	53,333	158,932.34
	02/09/2016	Exercise of Klondex Options	12,792	26,095.68
	09/09/2016	Exercise of Klondex Options	200,000	300,000.00
	12/09/2016	Exercise of Klondex Options	33,300	92,907.00
	12/09/2016	Vested Klondex RSUs	6,375	—
	13/09/2016	Exercise of Klondex Options	33	92.07
	15/09/2016	Exercise of Klondex Options	116,000	156,600.00
	21/09/2016	Exercise of Klondex Options	6,250	12,750.00
	23/09/2016	Exercise of Klondex Options	30,000	45,000.00
	23/09/2016	Exercise of Klondex Options	30,000	45,000.00
	23/09/2016	Exercise of Klondex Options	40,000	60,000.00
	23/09/2016	Exercise of Klondex Options	50,000	75,000.00
	23/09/2016	Exercise of Klondex Warrants	310,000	604,500.00
	26/09/2016	Exercise of Klondex Options	2,778	5,667.12
	27/09/2016	Exercise of Klondex Options	25,000	65,000.00
	28/09/2016	Exercise of Klondex Options	100,000	150,000.00
	28/09/2016	Exercise of Klondex Options	150,000	225,000.00
	03/10/2016	Klondex Shares Issued Related to Hollister Acquisition	2,600,000	—

Financial Year	Date of Issue/Grant	Nature of Issuance or Exercise / Type of Security	Number of Klondex Shares Issued	Aggregate Proceeds (C$)
	05/10/2016	Exercise of Klondex Options	10,000	31,300.00
	05/10/2016	Exercise of Klondex Options	6,666	20,864.58
	05/10/2016	Exercise of Klondex Options	10,000	31,300.00
	17/10/2016	Exercise of Klondex Options	3,500	6,475.00
	21/10/2016	Exercise of Klondex Options	6,666	20,864.58
	24/10/2016	Exercise of Klondex Options	6,600	20,658.00
	27/10/2016	Exercise of Klondex Options	10,000	34,700.00
	31/10/2016	Exercise of Klondex Options	10,000	34,700.00
	31/10/2016	Exercise of Klondex Options	20,000	40,800.00
	31/10/2016	Exercise of Klondex Warrants	12,400	24,180.00
	25/11/2016	Exercise of Klondex Options	6,700	20,971.00
	06/12/2016	Exercise of Klondex Options	10,000	18,800.00
	14/12/2016	Exercise of Klondex Options	15,000	23,850.00
	29/12/2016	Vested Klondex RSUs	1,000	—

2017	03/01/2017	Exercise of Klondex Options	500,000	1,020,000.00
	12/01/2017	Exercise of Klondex Options	10,000	20,400.00
	17/01/2017	Exercise of Klondex Options	33,333	61,666.05
	18/01/2017	Exercise of Klondex Warrants	24,800	48,360.00
	19/01/2017	Exercise of Klondex Options	6,666	18,598.14
	20/01/2017	Exercise of Klondex Options	1,806	3,684.24
	25/01/2017	Exercise of Klondex Options	7,666	21,388.14
	08/02/2017	Exercise of Klondex Options	30,000	54,000.00
	09/02/2017	Exercise of Klondex Options	6,667	12,333.95
	09/02/2017	Exercise of Klondex Options	66,667	208,667.71
	10/02/2017	Exercise of Klondex Options	1,667	3,400.68
	10/02/2017	Exercise of Klondex Warrants	1,116,000	2,176,200.00
	14/02/2017	Exercise of Klondex Options	13,333	46,265.51
	15/02/2017	Exercise of Klondex Options	7,000	12,950.00
	21/02/2017	Exercise of Klondex Options	25,000	47,500.00
	21/02/2017	Exercise of Klondex Options	8,333	16,999.32
	21/02/2017	Exercise of Klondex Options	10,417	21,250.68
	22/02/2017	Exercise of Klondex Options	10,000	18,500.00
	01/03/2017	Exercise of Klondex Options	10,000	18,800.00
	01/03/2017	Exercise of Klondex Options	100,000	204,000.00
	01/03/2017	Exercise of Klondex Options	66,667	198,667.66
	17/03/2017	Exercise of Klondex Options	5,000	13,950.00
	05/04/2017	Exercise of Klondex Options	7,000	13,300.00
	16/05/2017	Exercise of Klondex Options	1,000	1,810.00
	23/05/2017	Exercise of Klondex Options	15,000	38,550.00
	25/05/2017	Exercise of Klondex Options	16,667	42,834.19
	06/06/2017	Exercise of Klondex Options	9,000	16,290.00
	15/06/2017	Exercise of Klondex Options	800	1,480.00
	15/06/2017	Vested Klondex RSUs	1,000	—
	19/06/2017	Vested Klondex RSUs	826	—
	19/06/2017	Vested Klondex RSUs	10,296	—
	19/06/2017	Vested Klondex RSUs	82	—
	19/06/2017	Vested Klondex RSUs	489	—
	19/06/2017	Vested Klondex RSUs	972	—
	19/06/2017	Vested Klondex RSUs	2,685	—

Financial Year	Date of Issue/Grant	Nature of Issuance or Exercise / Type of Security	Number of Klondex Shares Issued	Aggregate Proceeds (C$)
	19/06/2017	Vested Klondex RSUs	8,721	—
	19/06/2017	Vested Klondex RSUs	1,266	—
	19/06/2017	Vested Klondex RSUs	428	—
	19/06/2017	Vested Klondex RSUs	826	—
	19/06/2017	Vested Klondex RSUs	148	—
	19/06/2017	Vested Klondex RSUs	2,582	—
	19/06/2017	Vested Klondex RSUs	868	—
	19/06/2017	Vested Klondex RSUs	230	—
	19/06/2017	Vested Klondex RSUs	312	—
	19/06/2017	Vested Klondex RSUs	240	—
	19/06/2017	Vested Klondex RSUs	790	—
	19/06/2017	Vested Klondex RSUs	380	—
	19/06/2017	Vested Klondex RSUs	362	—
	19/06/2017	Vested Klondex RSUs	642	—
	19/06/2017	Vested Klondex RSUs	1,765	—
	19/06/2017	Vested Klondex RSUs	2,046	—
	19/06/2017	Vested Klondex RSUs	374	—
	19/06/2017	Vested Klondex RSUs	187	—
	19/06/2017	Vested Klondex RSUs	411	—
	19/06/2017	Vested Klondex RSUs	921	—
	19/06/2017	Vested Klondex RSUs	168	—
	19/06/2017	Vested Klondex RSUs	176	—
	19/06/2017	Vested Klondex RSUs	383	—
	19/06/2017	Vested Klondex RSUs	929	—
	19/06/2017	Vested Klondex RSUs	818	—
	19/06/2017	Vested Klondex RSUs	929	—
	19/06/2017	Vested Klondex RSUs	2,479	—
	19/06/2017	Vested Klondex RSUs	698	—
	19/06/2017	Vested Klondex RSUs	2,073	—
	19/06/2017	Vested Klondex RSUs	898	—
	19/06/2017	Vested Klondex RSUs	339	—
	19/06/2017	Vested Klondex RSUs	383	—
	19/06/2017	Vested Klondex RSUs	225	—
	19/06/2017	Vested Klondex RSUs	209	—
	19/06/2017	Vested Klondex RSUs	811	—
	19/06/2017	Vested Klondex RSUs	335	—
	19/06/2017	Vested Klondex RSUs	2,012	—
	19/06/2017	Vested Klondex RSUs	1,975	—
	19/06/2017	Vested Klondex RSUs	1,381	—
	19/06/2017	Vested Klondex RSUs	929	—
	19/06/2017	Vested Klondex RSUs	782	—
	19/06/2017	Vested Klondex RSUs	929	—
	19/06/2017	Vested Klondex RSUs	715	—
	19/06/2017	Vested Klondex RSUs	349	—
	19/06/2017	Vested Klondex RSUs	305	—
	19/06/2017	Vested Klondex RSUs	318	—
	19/06/2017	Vested Klondex RSUs	441	—
	19/06/2017	Vested Klondex RSUs	869	—
	19/06/2017	Vested Klondex RSUs	969	—

Financial Year	Date of Issue/Grant	Nature of Issuance or Exercise / Type of Security	Number of Klondex Shares Issued	Aggregate Proceeds (C$)
	19/06/2017	Vested Klondex RSUs	1,570	—
	19/06/2017	Vested Klondex RSUs	743	—
	19/06/2017	Vested Klondex RSUs	236	—
	19/06/2017	Vested Klondex RSUs	2,582	—
	19/06/2017	Vested Klondex RSUs	666	—
	19/06/2017	Vested Klondex RSUs	307	—
	19/06/2017	Vested Klondex RSUs	530	—
	19/06/2017	Vested Klondex RSUs	666	—
	19/06/2017	Vested Klondex RSUs	475	—
	19/06/2017	Vested Klondex RSUs	1,639	—
	19/06/2017	Vested Klondex RSUs	820	—
	19/06/2017	Vested Klondex RSUs	228	—
	19/06/2017	Vested Klondex RSUs	226	—
	19/06/2017	Vested Klondex RSUs	1,688	—
	19/06/2017	Vested Klondex RSUs	818	—
	19/06/2017	Vested Klondex RSUs	678	—
	19/06/2017	Vested Klondex RSUs	527	—
	19/06/2017	Vested Klondex RSUs	319	—
	19/06/2017	Vested Klondex RSUs	234	—
	19/06/2017	Vested Klondex RSUs	323	—
	19/06/2017	Vested Klondex RSUs	3,228	—
	19/06/2017	Vested Klondex RSUs	9,954	—
	19/06/2017	Vested Klondex RSUs	754	—
	19/06/2017	Vested Klondex RSUs	197	—
	19/06/2017	Vested Klondex RSUs	818	—
	19/06/2017	Vested Klondex RSUs	2,422	—
	19/06/2017	Vested Klondex RSUs	567	—
	19/06/2017	Vested Klondex RSUs	642	—
	19/06/2017	Vested Klondex RSUs	339	—
	19/06/2017	Vested Klondex RSUs	3,273	—
	19/06/2017	Vested Klondex RSUs	1,627	—
	19/06/2017	Vested Klondex RSUs	2,956	—
	19/06/2017	Vested Klondex RSUs	1,038	—
	19/06/2017	Vested Klondex RSUs	31	—
	19/06/2017	Vested Klondex RSUs	325	—
	19/06/2017	Vested Klondex RSUs	153	—
	19/06/2017	Vested Klondex RSUs	264	—
	19/06/2017	Vested Klondex RSUs	1,179	—
	19/06/2017	Vested Klondex RSUs	153	—
	19/06/2017	Vested Klondex RSUs	85	—
	19/06/2017	Vested Klondex RSUs	1,647	—
	19/06/2017	Vested Klondex RSUs	1,381	—
	19/06/2017	Vested Klondex RSUs	4,400	—
	19/06/2017	Vested Klondex RSUs	696	—
	19/06/2017	Vested Klondex RSUs	7,213	—
	19/06/2017	Vested Klondex RSUs	755	—
	19/06/2017	Vested Klondex RSUs	19,533	—
	19/06/2017	Vested Klondex RSUs	4,916	—
	05/07/2017	Exercise of Klondex Options	10,000	19,800.00

Financial Year	Date of Issue/Grant	Nature of Issuance or Exercise / Type of Security	Number of Klondex Shares Issued	Aggregate Proceeds (C$)
	21/07/2017	Vested Klondex RSUs	13,333	—
	21/07/2017	Vested Klondex RSUs	6,666	—
	21/07/2017	Vested Klondex RSUs	8,874	—
	21/07/2017	Vested Klondex RSUs	15,530	—
	24/07/2017	Vested Klondex RSUs	524	—
	24/07/2017	Vested Klondex RSUs	649	—
	24/07/2017	Vested Klondex RSUs	2,665	—
	24/07/2017	Vested Klondex RSUs	154	—
	24/07/2017	Vested Klondex RSUs	91	—
	24/07/2017	Vested Klondex RSUs	1,709	—
	24/07/2017	Vested Klondex RSUs	546	—
	24/07/2017	Vested Klondex RSUs	1,366	—
	24/07/2017	Vested Klondex RSUs	84	—
	24/07/2017	Vested Klondex RSUs	546	—
	24/07/2017	Vested Klondex RSUs	479	—
	24/07/2017	Vested Klondex RSUs	615	—
	24/07/2017	Vested Klondex RSUs	91	—
	24/07/2017	Vested Klondex RSUs	615	—
	24/07/2017	Vested Klondex RSUs	274	—
	24/07/2017	Vested Klondex RSUs	444	—
	24/07/2017	Vested Klondex RSUs	128	—
	24/07/2017	Vested Klondex RSUs	546	—
	24/07/2017	Vested Klondex RSUs	1,776	—
	24/07/2017	Vested Klondex RSUs	1,230	—
	24/07/2017	Vested Klondex RSUs	615	—
	24/07/2017	Vested Klondex RSUs	512	—
	24/07/2017	Vested Klondex RSUs	615	—
	24/07/2017	Vested Klondex RSUs	844	—
	24/07/2017	Vested Klondex RSUs	581	—
	24/07/2017	Vested Klondex RSUs	512	—
	24/07/2017	Vested Klondex RSUs	5,829	—
	24/07/2017	Vested Klondex RSUs	501	—
	24/07/2017	Vested Klondex RSUs	1,064	—
	24/07/2017	Vested Klondex RSUs	184	—
	24/07/2017	Vested Klondex RSUs	285	—
	24/07/2017	Vested Klondex RSUs	250	—
	24/07/2017	Vested Klondex RSUs	333	—
	24/07/2017	Vested Klondex RSUs	1,435	—
	24/07/2017	Vested Klondex RSUs	1,400	—
	24/07/2017	Vested Klondex RSUs	213	—
	24/07/2017	Vested Klondex RSUs	366	—
	24/07/2017	Vested Klondex RSUs	1,230	—
	24/07/2017	Vested Klondex RSUs	257	—
	24/07/2017	Vested Klondex RSUs	820	—
	24/07/2017	Vested Klondex RSUs	2,134	—
	24/07/2017	Vested Klondex RSUs	4,671	—
	24/07/2017	Vested Klondex RSUs	5,073	—
	24/07/2017	Vested Klondex RSUs	685	—
	24/07/2017	Vested Klondex RSUs	8,053	—

Financial Year	Date of Issue/Grant	Nature of Issuance or Exercise / Type of Security	Number of Klondex Shares Issued	Aggregate Proceeds (C$)
	24/07/2017	Vested Klondex RSUs	1,921	—
	24/07/2017	Vested Klondex RSUs	2,089	—
	24/07/2017	Vested Klondex RSUs	5,216	—
	24/07/2017	Vested Klondex RSUs	2,050	—
	31/07/2017	Vested Klondex RSUs	2,720	—
	31/07/2017	Vested Klondex RSUs	3,401	—
	08/08/2017	Exercise of Klondex Options	50,000	130,000.00
	09/08/2017	Exercise of Klondex Options	10,000	26,000.00
	27/09/2017	Exercise of Klondex Options	2,500	5,100.00
	19/10/2017	Klondex Shares Issued in Connection with the Acquisition of Bison	1,956,126	—
	26/10/2017	Exercise of Klondex Options	10,000	31,300.00
	20/12/2017	Exercise of Klondex Options	6,667	12,333.95

2018	19/03/2018	Vested Performance RSUs	6,716	—
	19/03/2018	Vested Klondex RSUs	12,000	—
	19/03/2018	Vested Klondex RSUs	8,721	—
	19/03/2018	Vested Klondex RSUs	11,194	—
	28/03/2018	Vested Klondex RSUs	1,549	—
	28/03/2018	Vested Klondex RSUs	1,555	—
	28/03/2018	Vested Klondex RSUs	1,628	—
	28/03/2018	Vested Klondex RSUs	728	—
	29/03/2018	Exercise of Klondex Options	6,667	17,334.20
	23/04/2018	Exercise of Klondex Options	2,367	4,378.95
	09/05/2018	Exercise of Klondex Options	16,500	46,035.00
	14/05/2018	Exercise of Klondex Options	300,000	894,000.00
	15/05/2018	Vested Klondex RSUs	94,500	—
	16/05/2018	Vested Performance RSUs	15,412	—
	16/05/2018	Vested Klondex RSUs	48,298	—
	16/05/2018	Vested Klondex RSUs	36,669	—
	16/05/2018	Vested Klondex RSUs	137	—
	17/05/2018	Vested Klondex RSUs	10,424	—
	18/05/2018	Vested Klondex RSUs	833	—

Financial Statements and Management’s Discussion and Analysis

Additional financial and other information is provided in the Company’s audited consolidated financial statements and management’s discussion and analysis for the financial year ended December 31, 2017, which can be found under the Company’s issuer profile on SEDAR at www.sedar.com and on EDGAR at www.sec.gov/edgar and will be sent without charge to any securityholder upon request to the Chief Financial Officer of the Company at its corporate head office.

Dividends

The Company has not paid any dividends since incorporation and it has no plans to pay dividends for the foreseeable future, as such action is restricted pursuant to the Company’s existing debt agreements. Any future determination as to the payment of dividends will be at the discretion of the Klondex Board and will depend on the availability of profit, operating results, the Company’s financial position, future capital requirements and general business and other factors considered relevant by the Klondex Board. No assurances in relation to the payment of dividends can be given.

PART 21. INFORMATION CONCERNING HAVILAH

Pursuant to the Plan of Arrangement and the Havilah Contribution Agreement, Klondex will transfer all of its entire legal and beneficial right, title and interest in and to the Havilah Property to Havilah in consideration for the Distribution Havilah Shares, following which the Distribution Havilah Shares will be distributed to former Klondex Shareholders. Additionally, Hecla will subscribe for Havilah Shares in the aggregate amount of US$7,000,000, such cash consideration to be contributed to the stated capital account of Havilah.

On completion of the Arrangement, former Klondex Shareholders will own approximately 86.54% of Havilah and Hecla will own approximately 13.46% of Havilah. After completion of the Arrangement, the business and operations of Havilah will be managed and operated as a stand-alone corporation. The principal executive office of Havilah will be located at 1055 West Hastings Street, Suite 2200, Vancouver, British Columbia, V6E 2E9.

Description of Mineral Properties

On completion of the Arrangement, Havilah will hold the following properties currently owned by Klondex:

•	True North, Manitoba, Canada;

•	Ogama-Rockland property, Manitoba, Canada;

•	Snow Lake property, Manitoba, Canada; and

•	various mineral interests in Manitoba, Canada and Ontario, Canada.

The principal business of Havilah will be the operation, exploration and development of True North. Further information regarding True North can be found under the heading “Item 2. Properties” in the 2017 Annual Report on Form 10-K.

Additional Information on Havilah

For more information on Havilah, including information about the individuals who will be the directors and executive officers of Havilah, Havilah’s capital structure and Havilah’s financial statements, see Appendix “I” and Appendix “J” of this Circular.

PART 22. INFORMATION CONCERNING HECLA

Hecla is a reporting issuer in each of the provinces of Canada and its shares are registered under the U.S. Exchange Act. Hecla is a company incorporated under, and governed by, the Laws of the State of Delaware. The principal executive office of Hecla is located at 6500 North Mineral Drive, Suite 200, Coeur d’Alene, Idaho, 83815-9408, United States of America, and the telephone number is (208) 769-4100.

Hecla is a U.S.-based precious and base metals mining company engaged in the exploration, acquisition, development, production and marketing of silver, gold, lead and zinc. In business since 1891, Hecla is among the oldest U.S.-based precious metals mining companies and one of the lowest-cost primary silver producers in North America. Hecla produces both metal concentrates, which it sells to smelters and brokers, and unrefined gold and silver precipitate and bullion bars (doré), which are sold as precipitate and doré, or are further refined before sale, to refiners and precious metals traders. Hecla has producing precious metals mining operations in Alaska, Idaho, Québec and Durango, Mexico and additional development and exploration projects in Alaska, Idaho, Canada and Mexico.

The Hecla Shares are listed for trading on the NYSE under the trading symbol “HL”.

Selected Financial Data

Selected financial data for Hecla is set forth under the heading “Item 6. Selected Financial Data” in Hecla’s Annual Report on Form 10-K for the year ended December 31, 2017 and “Selected Historical Financial Data of Hecla” in Appendix “K” of this Circular.

Comparative Stock Prices

Hecla Shares are traded on the NYSE under the symbol “HL” and Klondex Shares are currently listed for trading on the TSX under the symbol “KDX” and on the NYSE American under the symbol “KLDX”. The following table presents trading information for Hecla Shares on the NYSE and Klondex Shares on the NYSE American on March 16, 2018, the last trading day before the public announcement of the execution of the Arrangement Agreement, and [●], 2018, the latest practicable trading day before the date of this Circular.

	Hecla Shares (US$)			Klondex Shares (US$)
Date	High	Low	Close	High	Low	Close
March 16, 2018	3.92	3.79	3.85	1.44	1.31	1.44
[●], 2018	[●]	[●]	[●]	[●]	[●]	[●]

For illustrative purposes, the following table provides Klondex equivalent per share information on March 16, 2018 and [●], 2018, the latest practicable trading day before the date of this Circular. Klondex equivalent per share amounts are calculated by multiplying Hecla per share amounts by the exchange ratio of 0.4136.

	Hecla Shares (US$)			Klondex Equivalent Per Share Data (US$)
Date	High	Low	Close	High	Low	Close
March 16, 2018	3.92	3.79	3.85	1.62	1.57	1.59
[●], 2018	[●]	[●]	[●]	[●]	[●]	[●]

The market value of the Hecla Shares to be issued in exchange for Klondex Shares upon the completion of the Arrangement will not be known at the time of the Meeting. The above tables show only historical comparisons. Because the market prices of Hecla Shares and Klondex Shares will likely fluctuate prior to the Arrangement, these comparisons may not provide meaningful information to Klondex Securityholders in determining whether to approve the Arrangement Resolution. Klondex Securityholders are encouraged to obtain current market quotations for Hecla Shares and Klondex Shares and to review carefully the other information contained in this Circular (including Appendix “K” of this Circular) and any documents incorporated by reference in this Circular. See “Part 39 – Additional Information” of this Circular for how to obtain additional information about Klondex, and “Where You Can Find More Information” of Appendix “K” of this Circular for how to obtain additional information about Hecla.

Additional Information about Hecla

For more information regarding the businesses of Hecla, its operations and mineral properties, see Appendix “K” of this Circular.

PART 23. INFORMATION CONCERNING THE COMBINED COMPANY

On completion of the Arrangement, Hecla will directly or indirectly own all of the issued and outstanding shares in the capital of Klondex. After completion of the Arrangement, the business and operations of Klondex will be managed and operated as a subsidiary of Hecla. Hecla expects that the business and operations of Hecla and Klondex will be consolidated and the principal executive office of the Combined Company will be located at Hecla’s current principal executive office, being 6500 North Mineral Drive, Suite 200, Coeur d’Alene, Idaho, 83815-9408, United States of America, and the telephone number will be (208) 769-4100.

Description of Mineral Properties

On completion of the Arrangement, the Combined Company will hold the following material properties currently owned by Klondex and Hecla:

•	Lucky Friday mine, Shoshone County, Idaho, U.S.A.;

•	Greens Creek mine, on Admiralty Island near Juneau, Alaska, U.S.A.;

•	Casa Berardi Gold mine, Québec, Canada;

•	San Sebastian mine, Durango, Mexico; and

•	Fire Creek Mine, Ladner County, Nevada, U.S.A.

Further information regarding the Lucky Friday mine, Greens Creek mine, Casa Berardi Gold mine and San Sebastian mine can be found in the section of Hecla’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 entitled “Item 2. Properties,” which is incorporated by reference herein, and Appendix “K” of this Circular. Further information regarding Fire Creek Mine can be found in the section of the 2017 Annual Report on Form 10-K entitled “Item 2. Properties”, which is incorporated by reference herein.

Directors and Executive Officers of the Combined Company

The individuals who currently serve as the directors and executive officers of Hecla will continue to serve in the same roles and with the same titles as the directors and executive officers of the Combined Company. See Hecla’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and Hecla’s Proxy Statement on Schedule 14A, filed on April 9, 2018, which are incorporated by reference herein, for information about the individuals who are the current directors and executive officers of Hecla and who will be the directors and executive officers of the Combined Company.

Capital Structure

The authorized capital of the Combined Company following the Arrangement will continue to be as described in Appendix “K” of this Circular and the rights and restrictions of the Hecla Shares (as described in Appendix “O” of this Circular) will remain unchanged. The issued share capital of Hecla will change as a result of the consummation of the Arrangement, to reflect the issuance of the Hecla Shares contemplated in the Arrangement.

Unaudited Pro Forma Condensed Combined Financial Information

For selected unaudited pro forma condensed combined financial information of Hecla see “Selected Unaudited Pro Forma Financial Information” in Appendix “K” of this Circular and Appendix “L” of this Circular. For comparative per share information for Klondex Shares and Hecla Shares see “Comparative Per Share Information” in Appendix “K” of this Circular and for comparative stock prices of Hecla Shares and Klondex Shares, see “Part 22 – Information Concerning Hecla – Comparative Stock Prices” of this Circular.

Auditors, Transfer Agent and Registrar

The auditors of the Combined Company following the Arrangement will continue to be BDO at its office at 601 W. Riverside, Suite 900, Spokane, WA 99201. The transfer agent and registrar for the Combined Company following the Arrangement will continue to be American Stock Transfer & Trust Company at its office at 59 Maiden Lane, New York, NY 10038.

PART 24. HAVILAH OPTION PLAN

The directors of Havilah and Klondex, the sole shareholder of Havilah prior to the Effective Date, have approved the Havilah Option Plan. The Havilah Option Plan Resolution is being put to Klondex Shareholders for approval provided that the Arrangement Resolution is approved. The Havilah Option Plan will not become effective unless the Arrangement Resolution is approved and becomes effective.

Klondex Shareholder approval is required by the TSXV (in the event the Havilah Shares are listed on the TSXV) in connection with the Havilah Option Plan. The full text of the Arrangement Resolution is set out in Appendix “B” of this Circular and the full text of the Havilah Option Plan Resolution is set forth in Appendix “N” of this Circular. In order for the Havilah Option Plan Resolution to become effective: (i) the Havilah Option Plan Resolution must be approved by the affirmative vote of at least a simple majority of votes cast by the Klondex Shareholders who vote in person or by proxy at the Meeting and (ii) the Arrangement must become effective. Completion of the Arrangement or approval of the Arrangement Resolution is not conditional upon the approval of the Havilah Option Plan Resolution.

A summary of the Havilah Option Plan is set out under the heading “Incentive Stock Options” in Appendix “I” of this Circular and a copy of the Havilah Option Plan is attached as Schedule “F” to Appendix “I” of this Circular.

PART 25. ANNUAL MATTERS

Annual Financial Statements

The audited consolidated financial statements of the Company for the year ended December 31, 2017 and the auditors’ report thereon will be placed before the Klondex Shareholders at the Meeting.

Proposal One: Election of Directors

The Company has fixed the number of directors to be elected at the Meeting at eight. The directors of the Company are to be elected in accordance with the Company’s Majority Voting Policy (see “Part 34 – Statement of Corporate Governance Practices – Majority Voting Policy” of this Circular). Each director elected will hold office for the ensuing year (or, if the Arrangement Resolution is approved and the Arrangement is completed, for the period up to the Effective Time). Below is a brief biography of each of the eight nominees, all of whom are current directors of the Company. Additional information regarding each of the nominees can also be found below under the heading “Part 28 – Information Concerning the Board of Directors and Executive Officers” of this Circular. The Klondex Board unanimously recommends a vote FOR the election of each of the following nominees.

Rodney Cooper, Director

Rodney Cooper has served on the Klondex Board since August 2012. Mr. Cooper is currently a director of Moneta Porcupine Mines Inc. Mr. Cooper has been involved in the mining industry for over 30 years, with broad experience in technical services, operations, project management, investment evaluation and finance. He is a mining engineer, having obtained the P.Eng. designation, and a past director of the Mining Association of Canada and the Alberta Chamber of Resources. Mr. Cooper is currently Chief Operating Officer of Labrador Iron Mines Holdings, a position he has occupied since December 2011, and formerly served as its President. He previously served as Vice President and Senior Analyst at Dundee Securities, Chief Operating Officer at Baffinland Iron Mines Corporation and Vice President Technical Services at Kinross Gold Corporation. His experience in gold mining extends over 20 years, including extensive work in the western United States, including Nevada. Mr. Cooper’s underground design, development and operations experience is directly applicable to the Company’s projects. He graduated with Honours in Applied Science, Mining Engineering, from Queens University, in Kingston, Ontario and earned his MBA from the University of Toronto.

Mark Daniel, Director

Mark J. Daniel has served on the Klondex Board since June 2015. Mr. Daniel is currently a director of Alamos Gold Inc. and previously served on the board of directors of AuRico Gold Inc. from October 2011 to July 2015.

From August 2013 to December 2015, Mr. Daniel was a consultant at Anglo American. Mr. Daniel was formerly Vice President, Human Resources for Vale Canada (formerly Inco Limited). Prior to that, he worked with the Bank of Canada and a number of other federal agencies before joining the Conference Board of Canada. During Mr. Daniel’s 15 year career with the Conference Board of Canada, he benchmarked leadership and management practices in some of the most successful companies in North America, Europe and Japan. Mr. Daniel holds a PhD in Economics. Mr. Daniel’s principal occupation during the past five years includes; Director of Alamos Gold Inc. since July 2015; Director of AuRico Gold Inc. from October 2011 to July 2015; Consultant at Anglo American from August 2013 to December 2015; Vice President, Human Resources for Vale Canada (formerly Inco Limited) from October 1996 to January 2007.

James Haggarty, Director

James Haggarty has served on the Klondex Board since June 2012. Mr. Haggarty is a Chartered Professional Accountant (C.P.A. and C.A.) and holds an Honours Bachelor of Commerce degree from the University of Windsor. Mr. Haggarty’s career has covered a range of industries from broadcasting, telecommunications, mining and public accounting. He has held senior executive positions as Chief Executive Officer, Executive VP Operations, VP Financial Operations, and VP Corporate Development with public and private companies including the Sim International where he currently is President and Chief Executive Officer. From November 2015 to March 2016, Mr. Haggarty was the Managing Director of Gibraltar Growth Corporation, a company listed on the TSX and was on Gibraltar’s Board until June 2016. Prior to that, Mr. Haggarty was the Chief Executive Officer of SHOP.CA, a technology and e-commerce company, from April 2014 to October 2015. From 2012 to April 2014, Mr. Haggarty served as President of J.E.L.L. Advisors, a consulting firm he founded in 2012. From April 2005 to February 2012, Mr. Haggarty was Executive Vice President at Rogers Communications Inc. Mr. Haggarty has extensive experience with audit committees and public company boards throughout his career, stemming back to 1993 with Inmet Mining (formerly Metal Mining). Mr. Haggarty currently serves on the board of directors of GreenSpace Brands Inc., a TSX listed company, and he previously was a member of the board of directors of Gibraltar Growth Corporation, also listed on the TSX. Mr. Haggarty is a volunteer board member of the Toronto Blue Jays Care Foundation.

Richard J. Hall, Chairman of the Klondex Board and Director

Richard J. Hall was appointed Chairman of the Company in 2014. He brings over 45 years of exploration, development, mining and corporate experience to the Company. Mr. Hall currently also serves as a director of IAMGOLD Corporation and Orla Mining Ltd., positions he has occupied since March 2012 and June 2015, respectively, and is lead director of Kaminak Gold Corporation. He formerly served as President and Chief Executive Officer of Northgate Minerals Corp. from July 2011 until it was acquired in October 2011 by AuRico Gold Inc., which was subsequently acquired by Alamos Gold Inc. He also served as President and Chief Executive Officer of Metallica Resources. While at Metallica Resources he was involved in the merger with Peak Gold Ltd. and New Gold Inc. to form what is now New Gold Inc. Over the past 10 years, Mr. Hall has consulted for the mineral industry and has served on a number of resource sector boards of directors including as Chairman of Premier Gold Mines Limited from April 2010 to June 2012, and Chairman of Grayd Resources from September 2008 until its acquisition by Agnico Eagle Mines Limited in November 2011. Mr. Hall has also served on numerous audit, compensation and governance committees during his career as well as chairing several special independent committees of the Board during various corporate situations. He is involved in various capacities in several non-profit organizations including: Past President and Life Member of the American Exploration and Mining Association, formerly the Northwest Mining Association; Director of the Denver Gold Group; and a member of both the Investment Committee and the Audit Committee of the Society of Economic Geologists (SEG). Mr. Hall holds a Bachelor and a Master’s Degree in Geology and an MBA from Eastern Washington University. He has also completed an Executive Development Program at the University of Minnesota. He is a member of the National Association of Corporate Directors and has completed the Institute of Chartered Secretaries and Administrators (ICSA) Directors Education Program and is a member of ICSA.

Paul Huet, President, Chief Executive Officer and Director

Paul Huet has served as the Company’s President and Chief Executive Officer and as a member of the Klondex Board since September 2012. Mr. Huet brings over 31 years of mining experience and has supervised mine operations, mine engineering, geology and mine safety in Nevada. Prior to joining the Company, Mr. Huet served as Chief Operating Officer of Premier Gold Mines Limited and oversaw its gold projects. Mr. Huet also previously served as General Manager at the Hollister mine for five years and was Mine Manager at the Midas Mine, prior to it being acquired by the Company and while operating under Newmont and Franco-Nevada ownership, serving in several roles during his seven-year tenure. Mr. Huet earned an Honours degree in Mining Engineering Technology from Haileybury School of Mines in Ontario and an Executive MBA from the Stanford University School of Business. Prior to joining Klondex, Mr. Huet was Chief Operating Officer of Premier Gold Mines Limited from September 2011 to August 2012 and General Manager of Nevada Great Basin Gold from April 2007 to August 2011.

William Matlack, Director

William Matlack has served on the Klondex Board since June 2012. Mr. Matlack is an investment banker, private investor, and mineral explorer. He has 20 years of experience in the mining industry, primarily with major gold mining companies, followed by 19 years in mining finance in the securities industry, including positions in metals and mining equity research with major brokerage firms. He currently specializes in metals and mining investment banking with Scarsdale Equities LLC, a firm he has been associated with since November 2006. His gold industry experience includes contributions to several world-class gold discoveries with Santa Fe Pacific Gold Corp. (now Newmont Mining Corporation) and Gold Fields. He served as Interim Chief Executive Officer of the Company in 2012. He has a B.A. in Geology from Carleton College and a M.S. in Geology from the University of Minnesota.

Charles Oliver, Director

Charles Oliver has served on the Klondex Board since December 2015. Mr. Oliver is a CFA, has an HB.Sc. in Geology, and brings to Klondex over 25 years of experience as an award winning fund manager. He retired from Sprott Asset Management in January 2015, where he had served as Lead Portfolio Manager of the Gold and Precious Metals Fund from January 2008. Mr. Oliver served as a board member of Integra Gold Corp. until it was acquired by Eldorado Gold in July 2017. Mr. Oliver currently serves as a director of Orezone Resources Corp. and Cabral Gold Ltd. He began his career as a field geologist in Québec after which, he moved to Toronto to work as a trader and broker, eventually joining the buy-side at AGF Funds where he was Senior Vice President and Lead Portfolio Manager of several funds including their Precious Metals Funds.

Blair Schultz, Director

Blair Schultz has served on the Klondex Board since June 2012. He served as chairman of the Company from 2012 to 2014, and as an executive director from September 2014 to June 2015. Mr. Schultz has over 20 years of capital markets experience. He recently served as the President and Chief Executive Officer of Langhaus Financial Partners Inc. from October 2016 to September 2017. Mr. Schultz currently serves as a director of Eastmain Resources Inc., OK2 Minerals Ltd. and Ring the Bell Capital Corporation and was previously, from July 2015 to April 2016, a director of VMS Ventures Inc. where he was chair of the special committee overseeing the sale of VMS to Royal Nickel Corporation. Prior to his time at Klondex, Mr. Schultz spent 13 years, from 2001 to 2014, with K2 & Associates Investment Management Inc., a hedge fund in Toronto, where he was Vice President and held various positions most notably, Head of Special Situation, Portfolio Management and Trading. Before K2, Mr. Schultz worked for Canada Life, TD Securities, Trimark and Perigee Investment Counsel in debt private placements, interest rate derivatives and equity research. He is also a part owner and director of RYR Sports Inc., a hockey equipment manufacturer based in Toronto, Canada. Mr. Schultz holds an Honours Bachelor of Mathematics degree from the University of Waterloo with a Business Administration option from Wilfred Laurier University.

Proposal Two: Appointment of Auditors

The independent auditors of the Company are PricewaterhouseCoopers LLP, Chartered Professional Accountants (“PwC”), located at Suite 1400, 250 Howe Street, Vancouver, V6C 3S7. PwC were first appointed auditors of the Company effective January 6, 2014 and re-appointed by the Klondex Shareholders at the 2017 annual and special meeting of Klondex Shareholders held on May 4, 2017. The Klondex Shareholders will be asked at the Meeting to vote for the appointment of PwC as auditors until the next annual meeting of Klondex Shareholders or until a successor is appointed, at a remuneration to be fixed by the Klondex Board through the Audit Committee. The Company expects that a representative from PwC will be present at the Meeting and will be available to respond to appropriate questions. PwC will also be permitted to make a statement if it so desires.

Fees billed by PwC to the Company for the years ended December 31, 2017 and 2016 are included in the following table. All services and fees were pre-approved by the Audit Committee.

Year Ended December 31,

Item	2017		2016
Audit Fees(1)	US$	594,978	US$	478,574
Audit-Related Fees(2)	US$	0	US$	7,741
Tax Fees(3)	US$	0	US$	0
All Other Fees(4)	US$	0	US$	0
Total	US$	594,978	US$	486,315

Notes:

(1)

“Audit Fees” are the aggregate fees billed by PwC for the audit of the Company’s consolidated annual financial statements, reviews of interim financial statements and attestation services that are provided in connection with statutory and regulatory filings or engagements and fees billed for procedures performed relating to prospectus filings and registration statements which incorporate audit reports previously issued by PwC. Audit fees are billed and paid in Canadian dollars. The amounts reported are converted from Canadian dollars to U.S. dollars based on the Canadian and U.S. dollar exchange rates at the date of billing.

(2)

“Audit-Related Fees” are fees charged by PwC for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit Fees”. This category comprises fees billed for assessment and testing of, and making recommendations for improvements in, internal control over financial reporting. These fees are billed and paid in Canadian dollars. The amounts reported are converted from Canadian dollars to U.S. dollars based on the Canadian and U.S. dollar exchange rates at the date of billing.

(3)	“Tax Fees” are fees billed by PwC for tax compliance, tax advice and tax planning.
(4)

“All Other Fees” are the aggregate fees billed in each of the last two fiscal years for products and services provided by PwC, other than the services reported under notes 1 to 3 above. These fees are billed and paid in C$. The amounts reported are converted from C$ to US$ based on the C$ and US$ exchange rates at the date of billing.

Pre-Approval Policies and Procedures

The Audit Committee Mandate provides that the Audit Committee is responsible for recommending to the Klondex Board the selection of the external auditors, subject to annual shareholder approval, and overseeing the work of the external auditors. In addition, the Audit Committee reviews and recommends to the Klondex Board the compensation of the external auditors. The Audit Committee also has responsibility for pre-approving the retention of the independent auditors for all audit and non-audit services the independent auditors are permitted to provide the Company and approve the fees for such services, other than any de minimis non-audit services allowed by applicable law or regulation. All audit and non-audit services (being services other than services rendered for the audit and review of the financial statements or services that are normally provided by the external auditors in connection with statutory and regulatory filings or engagements) which are proposed to be provided by the external auditors to the Company or any subsidiary of the Company shall be subject to the prior approval of the Audit Committee.

The Audit Committee may form and delegate authority to subcommittees consisting of one or more independent members of the Audit Committee, when appropriate, including the authority to grant pre-approvals of permitted audit and non-audit services, provided that decisions of such a subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

Audit Committee Report

The Audit Committee reviewed and discussed with management and the Company’s independent auditors the audited consolidated financial statements included in the Company’s 2017 Annual Report on Form 10-K. In addition, the Audit Committee has discussed with the Company’s auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU380), as amended, as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T. The Audit Committee has also received the written disclosures and the letter from the Company’s auditors required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with the Company’s auditors that audit firm’s independence from the Company and its management. Based on the review and discussions, the Audit Committee recommended to the Klondex Board that the audited financial statements be included in the 2017 Annual Report on Form 10-K, for filing with the SEC and the applicable Canadian provincial securities regulators. The 2017 Annual Report on Form 10-K is available on the Company’s website at www.klondexmines.com, under the Company’s issuer profile on SEDAR at www.sedar.com and on EDGAR at www.sec.gov/edgar.

Submitted by the members of the Audit Committee of the Klondex Board

James Haggarty, Chair

Rodney Cooper

William Matlack

Klondex Board Recommendation

The Klondex Board recommends the adoption of a resolution appointing PwC as the auditors of the Company until the close of the next annual meeting of the Klondex Shareholders and to authorize the directors to fix the auditors’ remuneration. In order to be effective, the resolution must be approved by a majority of the votes cast by Klondex Shareholders present, or represented by proxy, at the Meeting.

The Klondex Board believes that the appointment of PwC as auditors is in the best interests of the Company and therefore unanimously recommends that Klondex Shareholders vote in favour of this resolution. Unless instructed otherwise, the representatives of the Company named in the accompanying forms of proxy intend to vote the Klondex Shares represented by proxies FOR the appointment of PricewaterhouseCoopers LLP, Chartered Professional Accountants, as auditors of the Company to hold office until the next annual meeting of Klondex Shareholders and the authorization of the directors to fix their remuneration unless the Klondex Shareholder has specified in the proxy that his Klondex Shares are to be withheld from voting in respect thereof.

Proposal Three: Non-Binding Advisory “Say on Pay” Vote

The Klondex Board has adopted a policy that provides for an annual non-binding advisory shareholder vote on the Company’s approach to executive compensation, known as “Say on Pay”. The Say on Pay policy is designed to enhance accountability for the compensation decisions made by the Klondex Board by giving Klondex

Shareholders a formal opportunity to provide their views on the Klondex Board’s approach to executive compensation through an annual non-binding advisory vote. The Company will disclose the results of the vote as part of its report on voting results for each annual meeting. The results will not be binding; the Klondex Board will remain fully responsible for its compensation decisions and will not be relieved of these responsibilities by the advisory vote. However, the Klondex Board will take the results into account, as appropriate, when considering future compensation policies, procedures and decisions and in determining whether there is a need to modify the level and nature of their engagement with Klondex Shareholders.

If the advisory resolution is not approved by a majority of the votes cast at an annual meeting, the Klondex Board will consult with Klondex Shareholders (particularly those who are known to have voted against the resolution) in order to understand their concerns, and will review the Company’s approach to compensation in the context of those concerns. Results from the Klondex Board’s review will be discussed in the Company’s management information circular for the following year. Klondex Shareholders are encouraged to review and consider the detailed information regarding the Company’s approach to compensation under “Part 29 – Statement of Executive Compensation” of this Circular.

At the Meeting, Klondex Shareholders will be asked to pass the following non-binding advisory resolution on the Say on Pay policy. The resolution conforms to the form of resolution recommended by the Canadian Coalition for Good Governance. Klondex Shareholders may vote for or against, the following resolution:

“BE IT RESOLVED THAT the compensation paid to the named executive officers, as disclosed in the Circular of the Company, dated as of [●], 2018, pursuant to the SEC’s executive compensation disclosure rules (which disclosure includes the Compensation Discussion and Analysis, the compensation tables and the narrative discussion that accompanies the compensation tables), is hereby approved”.

The Klondex Board unanimously recommends that Klondex Shareholders vote in favour of the foregoing resolution.

Klondex Shareholders who vote against the resolution are encouraged to contact the Klondex Board to explain their concerns by writing to the Corporate Secretary, Klondex Mines Ltd., 1055 West Hastings Street, Suite 2200, Vancouver, British Columbia, V6E 2E9.

Proposal Four: Adjournment

At the Meeting, if there is a quorum but there are insufficient votes to approve the Arrangement Proposal, the Klondex Board may deem it necessary to move to adjourn the Meeting to enable the Company’s management to solicit additional proxies. In that event, Klondex Shareholders may be asked to vote upon all proposals referenced herein other than the Arrangement Resolution.

In this proposal, Klondex Securityholders are being asked to authorize the holder of any proxy solicited by Klondex Management to vote in favour of granting discretionary authority to the proxy holders, and each of them individually, to adjourn the Meeting to another time and place, if necessary, to solicit additional proxies in the event that there are not sufficient votes to approve the Arrangement Resolution. If the Klondex Securityholders approve this proposal, the Meeting (and any adjourned session of the Meeting) shall be adjourned and the Company could use the additional time to solicit additional proxies, including the solicitation of proxies from Klondex Securityholders that have previously voted. Among other things, approval of this proposal could mean that, even if proxies representing a sufficient number of votes to defeat the Arrangement Resolution had been received, the Meeting could be adjourned without a vote on the Arrangement Resolution and Klondex Management could seek to convince Klondex Securityholders to change their votes in favour of the Arrangement Resolution.

If it is necessary to adjourn the Meeting, no notice of the adjourned meeting is required to be given to Klondex Securityholders, other than an announcement at the Meeting of the time and place to which the Meeting is adjourned, so long as the meeting is adjourned for less than thirty (30) days and no new record date is fixed for the adjourned meeting. Any business which might have been transacted at the original meeting is able to be transacted at the adjourned meeting.

Approval of the Adjournment Resolution requires the affirmative vote of a majority of votes cast by Klondex Securityholders, voting as a single class, present in person or represented by proxy and entitled to vote at the Annual Meeting or any postponement or adjournment thereof.

PART 26. LEGAL MATTERS

The parties have been advised with respect to certain legal matters in connection with the Arrangement by Bennett Jones LLP, as Canadian counsel to the Independent Committee and the Klondex Board, by Dorsey & Whitney LLP, as United States counsel to the Company, by Cassels Brock & Blackwell LLP, as Canadian counsel to Hecla, and by K&L Gates LLP, as United States counsel to Hecla.

PART 27. OTHER MATTERS

Management knows of no other matters to come before the Meeting other than those referred to in the Notice of Meeting. Should any other matters properly come before the Meeting, the Klondex Shares represented by the forms of proxy accompanying this Circular will be voted on such matters in accordance with the best judgment of the persons voting by proxy.

PART 28. INFORMATION CONCERNING THE BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

Directors and Executive Officers of the Company

The following table sets forth certain information with respect to the Company’s current directors (all of whom are nominees for election at the Meeting) and executive officers. The term for each director expires at the next annual meeting of Klondex Shareholders or at such time as a qualified successor is appointed, upon ceasing to meet the qualifications for election as a director, upon death, upon removal by the Klondex Shareholders or upon delivery or submission to the Company of the director’s written resignation, unless the resignation specifies a later time of resignation. Each executive officer shall hold office until the earliest of the date the officer’s resignation becomes effective, the date a successor is appointed or the officer ceases to be qualified for that office, or the date the officer is terminated by the Klondex Board. The name, location of residence, age, number of Klondex Shares held and office held by each director and executive officer, current as of [●], 2018, has been furnished by each of them and is presented in the following table. Unless otherwise indicated, the address of each director and executive officer in the table set forth below is care of Klondex Mines Ltd., 1055 West Hastings Street, Suite 2200, Vancouver, British Columbia, V6E 2E9.

Name, Residence and Age	Office Held	Principal Occupation during the Past Five Years	Date First Elected or Appointed	No. of Klondex Shares
Rodney Cooper(1)(3)(6) Richmond Hill, Ontario, Canada Age: 60	Director

Chief Operating Officer of Labrador Iron Mines Holdings Limited, a mining and exploration company, since December 2011 (formerly President); Vice President, Senior Mining Analyst at Dundee Securities from November 2009 to

			August 10, 2012	[208,320]

Name, Residence and Age	Office Held	Principal Occupation during the Past Five Years	Date First Elected or Appointed	No. of Klondex Shares
November 2011; Chief Operating Officer at Baffinland Iron Mines Corporation from January 2006 to November 2011.

Mark J. Daniel(2) Toronto, Ontario, Canada Age: 71	Director

Director of Alamos Gold Inc. since July 2015; Director of AuRico Gold Inc. from October 2011 to July 2015; Consultant at Anglo American from August 2013 to December 2015; Vice President, Human Resources for Vale Canada (formerly Inco Limited) from October 1996 to January 2007.

			June 17, 2015	[36,983]

James Haggarty(1)(5) Toronto, Ontario, Canada Age: 53	Director

President and Chief Executive Officer of SIM Group since May 2016; Managing Director, Gibraltar Growth Corporation from November 2015 to March 2016; Director of Greenspace Brands Inc. since April 2015; Director of Toronto Blue Jays Care Foundation since 2010; Chief Executive Officer of technology and e-commerce company (SHOP.CA) from April 2014 to October 2015; Founder & President of J.E.L.L. Advisors, a consulting firm, since 2012; Executive Vice President at Rogers Communications Inc. from April 2005 to February 2012.

			June 28, 2012	[114,270]

Richard J. Hall(2)(4)(6) Silverthorne, Colorado, USA Age: 68	Director (Chairman)

Director of Orla Mining Ltd. since June 2015; Director of IAMGOLD Corporation since March 2012; Lead Director of Kaminak Gold Corporation since February 2013; Chairman of Premier Gold Mines Limited from April 2010 until June 2012; Chief Executive Officer of Northgate Minerals Corp. from July 2011 until its acquisition by AuRico Gold in October 2011; Chairman of Grayd Resource Corporation from September 2008 until its acquisition by Agnico Eagle Mines Limited in November 2011.

			September 9, 2014	[109,625]

Paul Huet(3)(4) Reno, Nevada, USA Age: 49	President, Chief Executive	President and Chief Executive Officer of the Company since September 2012; Chief Operating	September 12, 2012	[535,289]

Name, Residence and Age	Office Held	Principal Occupation during the Past Five Years	Date First Elected or Appointed	No. of Klondex Shares
	Officer and Director	Officer of Premier Gold Mines Limited from September 2011 to August 2012; General Manager of Nevada Great Basin Gold from April 2007 to August 2011.

William Matlack(1)(4) Reno, Nevada, USA Age: 63	Director

Currently a private investor and mineral explorer; Interim Chief Executive Officer of the Company from July 2012 to September 2012; Associated with Scarsdale Equities LLC from November 2006 to present.

			June 28, 2012	[1,222,488]

Charles Oliver(2)(3)(5)(6) Toronto, Ontario, Canada Age: 55	Director

Director of Orezone Resources Corp.; Director of Cabral Gold Ltd.; Board Member of Integra Gold Corp. until it was acquired by Eldorado Gold In July 2017; Special Advisor to the Klondex Board from June 2015 to December 2015; Lead Portfolio Manager at Sprott Asset Management from January 2008 to January 2015.

			December 31, 2015	[45,046]

Blair Schultz(3)(4)(5)(6) Toronto, Ontario, Canada Age: 41	Director

Chairman of the Company from June 2012 to September 2014; Executive Director of the Company from September 2014 to June 2015; Independent Director since June 2015; President and Chief Executive Officer of Langhaus Financial Partners Inc. from October 2016 and September 2017; Director of Eastmain Resources Inc. since April 2016; Director of OK2 Minerals Ltd. since August 2016; Director of VMS Ventures Inc. since July 2015 and Chair of the Special Committee until acquired by Royal Nickel Corporation in April 2016; Vice President and Portfolio Management and Trading at K2 & Associates Investment Management Inc., a hedge fund in Toronto, from June 2001 to June 2014.

			June 28, 2012	[564,333]

John Antwi Reno, Nevada, USA Age: 50	Senior Vice President of Corporate	Senior Vice President of Corporate Development and Planning of the Company since January 9, 2018; Senior Vice President of Strategic	June 15, 2016	[34,640]

Name, Residence and Age	Office Held	Principal Occupation during the Past Five Years	Date First Elected or Appointed	No. of Klondex Shares
	Development and Planning	Development of the Company from June 2016 to January 9, 2018; Regional Director for Business Development for Newmont Mining Corporation in North America from November 2009 to June 2016.

Barry Dahl Reno, Nevada, USA Age: 54	Chief Financial Officer and Corporate Secretary	Chief Financial and Corporate Secretary of the Company since November 2013; Chief Financial Officer of Argonaut Gold Inc. from January 2010 to November 2013.	November 15, 2013	[205,207]

Michael Doolin Reno, Nevada, USA Age: 56	Chief Operating Officer

Chief Operating Officer of the Company since March 2016; Vice President, Business Development and Technical Services of the Company from November 2012 to March 2016; Esmeralda Mill Manager at Great Basin Gold from April 2010 to November 2013.

			November 15, 2012	[96,750]

Brian Morris Reno, Nevada, USA Age: 57	Senior Vice President, Exploration

Senior Vice President of Exploration of the Company since January 2015; President of American Mining & Tunneling from June 2013 to December 2014; VP Exploration of Premier Gold Mines Limited from November 2011 to June 2013.

			January 1, 2015	[34,227]

Notes:

(1)	Member of the Audit Committee.
(2)	Member of the Compensation and Governance Committee.
(3)	Member of the Mine Safety and Health Committee.
(4)	Member of the former Legacy Committee which was disbanded in August 2017.
(5)	Member of the ERM Committee.
(6)	Member of the Independent Committee.

Committees of the Klondex Board

The Klondex Board has an audit committee (the “Audit Committee”), a compensation and governance committee (the “Compensation and Governance Committee”), a mine safety and health committee (the “Mine Safety and Health Committee”), an enterprise risk management committee (the “ERM Committee”) and the Independent Committee. The Klondex Board had a legacy committee (the “Legacy Committee”), which was disbanded in August 2017. The current members of the Audit Committee include James Haggarty (Chair), Rodney Cooper and William Matlack (see “Part 33 – Audit Committee Information” of this Circular). The current members of the Compensation and Governance Committee include Mark Daniel (Chair), Richard J. Hall and Charles Oliver (see “Part 34 – Statement of Corporate Governance Practices – Committees of the Klondex Board – Compensation and Governance Committee” of this Circular). The current members of the Mine Safety and Health Committee include Rodney Cooper (Chair), Paul Huet, Charles Oliver and Blair Schultz (see “Part

34 – Statement of Corporate Governance Practices – Committees of the Klondex Board – Mine Safety and Health Committee” of this Circular). The current members of the ERM Committee include Charles Oliver (Chair), James Haggarty and Blair Schultz (see “Part 34 – Statement of Corporate Governance Practices –Committees of the Klondex Board – ERM Committee” of this Circular). The current members of the Independent Committee include Richard J. Hall (Chair), Charles Oliver, Rodney Cooper and Blair Schultz (see “Part 34 –Statement of Corporate Governance Practices – Committees of the Klondex Board – Independent Committee” of this Circular). The members of the Legacy Committee included William Matlack (Chair), Richard J. Hall, Paul Huet and Blair Schultz.

Cease Trade Orders, Bankruptcies, Penalties and Sanctions

None of the nominees for election as a director of the Company is, or was within the ten years prior to the date hereof, a director, Chief Executive Officer or Chief Financial Officer of any company that was subject to a cease trade order, an order similar to a cease trade order or an order that denied such company access to any exemption under securities legislation that was in effect for a period of more than 30 consecutive days and that was issued while that person was acting in such capacity or that was issued after that person ceased to act in such capacity and which resulted from an event that occurred which that person was acting in such capacity.

Other than as disclosed below, none of the nominees for election as a director of the Company is, or was within the ten years prior to the date hereof, a director or executive officer of any company that, while that person was acting in such capacity, or within a year of that person ceasing to act in such capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangements or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets.

Rodney Cooper served as President and Chief Operating Officer of Labrador Iron Mines Holdings Limited (“LIMH”) since December 2011. On April 2, 2015, Labrador Iron Mines Limited (“LIM”), a wholly-owned subsidiary of LIMH, instituted proceedings in the Ontario Superior Court of Justice for a financial restructuring by means of a plan of compromise and arrangement under the Companies’ Creditors Arrangement Act. LIMH submitted a plan of compromise and arrangement, which was approved by creditors and the Ontario Superior Court of Justice, to convert the debts of LIMH into equity in LIMH and convert the debts of LIM and its other wholly-owned subsidiary, Schefferville Mines Inc., into equity in LIM and Houston Iron Royalties Limited, a newly-formed corporation. The plan of compromise and arrangement was implemented on December 19, 2016, completing the restructuring.

James Haggarty served as an executive officer of SHOP.ca from April 2014 to October 2015. On June 7, 2016, SHOP.ca submitted a Notice of Intention to Make a Proposal to the Office of the Superintendent of Bankruptcy Canada asking for, among other things, an order approving a filing extension and protection from creditors. On July 21, 2016 SHOP.ca was deemed to have made an assignment in bankruptcy pursuant to applicable Canadian bankruptcy laws.

None of the nominees for election as director of the Company has within the ten years prior to the date hereof become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangements or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets.

None of the nominees for election as a director of the Company has been subject to (a) any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority, or (b) any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable shareholder in deciding whether to vote for a proposed director.

PART 29. STATEMENT OF EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Compensation Governance

The Compensation and Governance Committee is currently composed of three members: Mark J. Daniel, Richard J. Hall and Charles Oliver, all of whom are independent directors, as determined under the applicable NYSE American standards, SEC rules and NP 58-201 (see “Part 34 – Statement of Corporate Governance Practices – Committees of the Klondex Board – Compensation and Governance Committee” of this Circular). Each member of the Compensation and Governance Committee draws upon their skills and experience as directors and compensation and governance committee members of other similar companies in the mining industry in making decisions on the suitability of the Company’s compensation policies and practices.

The Company’s compensation policies and programs are designed to be competitive with similar local and regional mining companies and to recognize and reward executive performance consistent with the success of the Company’s business. These policies and programs are intended to attract and retain capable and experienced people. The Compensation and Governance Committee’s role and philosophy is to ensure that the Company’s compensation goals and objectives, as applied to the actual compensation paid to the Company’s executive officers, are aligned with the Company’s overall business objectives and with Klondex Shareholder interests.

In addition to industry comparables, the Compensation and Governance Committee considers a variety of factors when determining both compensation policies and programs and individual compensation levels. These factors include the long-range interests of the Company and Klondex Shareholders, overall financial and operating performance of the Company and the Compensation and Governance Committee’s assessment of each executive’s individual performance and contribution toward meeting corporate objectives.

The function of the Compensation and Governance Committee is to assist the Klondex Board in fulfilling its responsibilities relating to the compensation practices of the executive officers of the Company. The Compensation and Governance Committee is empowered to review the compensation levels of the Company’s executive officers and to report and make recommendations thereon to the Klondex Board; to review the strategic objectives of the Company’s share option and other share-based compensation plans and to set share-based compensation; and to consider any other matters which, in the Compensation and Governance Committee’s judgment, should be taken into account in reaching any recommendation to the Klondex Board concerning the compensation levels of the Company’s executive officers.

The Klondex Board assumes responsibility for reviewing and monitoring the long-range compensation strategy for the Company’s senior management, although the Compensation and Governance Committee guides it in this role. The Klondex Board determines the type and amount of compensation for the Chief Executive Officer and each of the other executive officers of the Company.

The Compensation and Governance Committee engaged an independent consulting firm, Hugessen Consulting Inc. (“Hugessen”), to provide it with independent advice on executive compensation and related governance matters in connection with the approach of the Company towards executive and director compensation. The nature and scope of services provided and to be provided by Hugessen to the Compensation and Governance Committee includes:

•	providing advice regarding NEO compensation program design and pay levels;

•	providing advice regarding non-executive director compensation structure and levels;

•	providing information regarding ongoing and emerging market trends in executive compensation, director compensation and related corporate governance; and

•	providing advice to the Compensation and Governance Committee in advance of Compensation and Governance Committee meetings.

The Compensation and Governance Committee reviews and considers the information and advice provided by Hugessen, among other factors, when it makes its recommendations to the Klondex Board for approval. The Klondex Board, however, makes the ultimate decisions with respect to executive compensation after considering the Compensation and Governance Committee’s recommendations.

Hugessen does not provide any services to management directly and work conducted by Hugessen raises no conflicts of interest. Any services provided by Hugessen require Compensation and Governance Committee pre-approval and the Chair of the Compensation and Governance Committee approves all invoices for work performed by Hugessen. The Compensation and Governance Committee has the authority to hire and fire its independent advisor.

Hugessen was initially retained by the Company in January 2015. The table below outlines the fees paid to Hugessen over the last two years for services related to determining the compensation of the Company’s directors and officers. Hugessen did not provide any other services in 2017 or 2016.

	2016		2017
Executive Compensation-Related Fees	C$	61,465	C$	38,141
All Other Fees		Nil		Nil

Philosophy and Objectives

The compensation program for the Company’s senior management is designed to ensure the level and form of compensation achieves certain objectives, including:

•	attracting and retaining talented, qualified and effective executives;

•	motivating the short and long-term performance of these executives; and

•	aligning their interests with the interests of Klondex Shareholders.

Peer Group

The Compensation and Governance Committee reviews the Company’s compensation structure and levels relative to a peer group of companies, including base salary, target compensation and actual compensation for each NEO according to position title, organizational role and overall scope of responsibility. The 2017 peer group used by the Compensation and Governance Committee in making its recommendations to the Klondex Board included the following 9 publicly traded mining companies with which the Company competes for executive talent and which the Company sees as its best comparables in order to ensure the Company remains competitive in attracting, motivating, and retaining highly qualified and experienced executives. Companies were selected for inclusion in the peer group after an in-depth review of many factors, including company size, geographic location, market capitalization, asset composition, degree of complexity and stage of operations.

Company
Kirkland Lake Gold Inc.
Torex Gold Resources Inc.
Premier Gold Mines Limited
Guyana Goldfields Inc.
SSR Mining Inc. (formerly Silver Standard Resources Inc.)
Fortuna Silver Mines Inc.
Richmont Mines Inc.
Mandalay Resources Corporation
Argonaut Gold Inc.

Named Executive Officers for the Fiscal Year Ended December 31, 2017

Securities legislation requires the disclosure of compensation received by each “Named Executive Officer” (or “NEO”) of the Company for the three most recently completed financial years. For the 2017 year, the NEOs of the Company were the following:

•	Paul Huet, President and Chief Executive Officer;

•	Barry Dahl, Chief Financial Officer and Corporate Secretary;

•	John Antwi, Senior Vice President of Corporate Development and Planning;

•	Michael Doolin, Chief Operating Officer; and

•	John Seaberg, Former Senior Vice President of Strategic Relations and Corporate Development.

Elements of Compensation Program for the Fiscal Year Ended December 31, 2017

The compensation packages for the executive officers of the Company are generally based on a base salary, an annual cash incentive bonus based on agreed objectives and the achievement of set milestones and incentive stock options and share-based awards in the form of time-based Klondex RSUs and Performance RSUs, each granted under the Company’s share incentive plan. The executive officers’ compensation packages also include additional benefits, as more clearly set out under the heading “Part 29 – Statement of Executive Compensation –Termination and Change of Control Benefits” of this Circular. The Compensation and Governance Committee annually reviews the total compensation package of each of the Company’s executive officers on an individual basis, against the backdrop of the compensation goals and objectives described above, and makes recommendations to the Klondex Board concerning the individual components of their compensation.

Base Salary

The Company provides executive officers with base salaries that represent a fixed element of compensation and their minimum compensation for services rendered, or expected to be rendered. Executive officers’ base compensation depends on the scope of their experience, responsibilities, leadership skills, performance, length of service, general industry trends and practices, competitiveness, and the Company’s existing financial resources. Base salaries are determined annually based on the Compensation and Governance Committee’s recommendations to the Klondex Board.

The Compensation and Governance Committee annually reviews the base salaries of the executive officers of the Company against compensation packages and practices for executive officers in comparable positions of public companies in the mining industry (see “Peer Group” above). The Compensation and Governance Committee also reviews third party compensation reports in making its recommendations.

Cash Bonus

Annual cash incentive bonuses are a variable component of compensation designed to reward the Company’s executive officers for maximizing annual operating performance. The annual cash incentive bonuses are provided in the form of bonus payments awarded by the Compensation and Governance Committee, subject to Klondex Board approval, under the Company’s short-term incentive plan (the “STIP”) to executives, after taking into account corporate performance and individual performance as an executive (the “STIP Bonus”).

The Company’s business plan requires that the focus of the Company be on exploration, project development milestones, operating efficiencies and safe, efficient and responsible (environmental and social) production growth. These measures are therefore regarded as the basis for the STIP Bonus, linking management performance with the commitments made to the Company’s shareholders.

The Compensation and Governance Committee is responsible for setting the performance measures applicable to the STIP Bonuses and for determining the extent to which such performance measures are met. The formula set out below is used to determine actual STIP Bonus awards for participants under the STIP:

Base Salary	x	Target Bonus Rate	x	[	Corporate Score Weighting	x	Corporate Score	+	Individual Score Weighting	x	Individual Score	]	=	Actual STIP Bonus

The amount of the awards may be varied from the amount calculated at the reasonable discretion of the Compensation and Governance Committee. Details relating to the determination of the NEOs’ performance scores and the factors leading to the determination the STIP Bonuses paid to the NEOs for the 2017 year are set out below.

Performance Score

Individual performance is assessed on performance relative to goals and objectives determined at the beginning of the year, based on both corporate objectives and certain individualized objectives particular to each individual executive.

In assessing corporate performance, it is recognized that executive officers cannot control certain factors, such as interest rates and the international market prices for the gold and silver produced by the Company. When applying the corporate performance criteria, the Compensation and Governance Committee considers factors over which the executive officers can exercise control, such as meeting production budget targets established by the Klondex Board at the beginning of each year, controlling costs, safety performance, taking advantage of business opportunities and enhancing the competitive and business prospects of the Company. In determining payout amounts, the members of the Compensation and Governance Committee draw on their experience as directors and compensation and governance committee members of other similar companies in the mining industry.

In assessing the 2017 personal performance score used for determining STIP Bonuses, the Compensation and Governance Committee evaluated progress against the Company’s strategic plan and the written individual objectives established for each of the executive officers, which were reviewed and approved by the Compensation and Governance Committee in advance. The individual objectives used to evaluate the performance of the NEOs for the 2017 year varied as between each of the NEOs to account for the different roles served by each NEO within the Company and, as a consequence, the different goals of the Company believed by the Compensation and Governance Committee to most highly correlate with the performance of such NEO. Common corporate objectives were also set by the Compensation and Governance Committee to factor into each of the executive officers’ annual incentive awards. Each of the executive officers’ STIP Bonuses were determined based on what the Compensation and Governance Committee determined to be weightings between corporate and individual objectives, based on the role of the particular executive officer.

For each of the corporate objectives, the Compensation and Governance Committee adopted a four-point graduated scale of payout percentages based on meeting or exceeding such targets, with payout percentages for each corporate objective being 0%, 50%, 100% or 150%, based on the Company’s performance against the specified target ranges. In all cases, the Compensation and Governance Committee retained the ability to make any discretionary adjustments it deemed to be appropriate, taking into account all factors and circumstances. As a result, when determining whether a goal was achieved, the Compensation and Governance Committee in some cases interpolated between the pre-defined payout percentages depending on actual performance. Similarly, in assessing the executive officers’ level of achievement in respect of their individual objectives, the Compensation and Governance Committee took a flexible approach and assigned a score from 0% to 150% for each objective based on how well the executive officer was found to have performed in respect of the particular objective.

The following sets out the established corporate performance objectives for the Company for 2017, along with the scale of payout percentages for each objective, as well as the payout score assigned for each objective based on the Company’s 2017 performance on such metrics.

Objective	2017 Goal	Scale of Payout Percentage				2017 Actual	2017 Payout Score
		0%	50%	100%	150%
Health & Safety: MSHA total medical reportable incidences(1)	Lower than 2.39 (i.e., 2016 record)	>2.63	<2.39	<1.91	<1.67	2.9	95%
Environmental: Environmental Compliance Incidence	2	4	3	2	0	0	150%
Production: Production (AuEq oz recovered)	225k	<175k	>200k	>225k	>250k	189k	30%
All in Costs: For Fire Creek, Midas, True North, Hollister, Aurora and Corporate	US$1,100	>US$1,250	US$1,130- US$1,250	US$1,070- US$1,130	<US$1,070	US$1,362	0%
Share Price: Comparison of share price to share price of peer group (taking out the high/low) minus takeovers or bankruptcies(2)	Outperform Median of Peer Group	0%	5%	10%	25%	37% below the median	0%

Notes:

(1)	The companies included in the peer group for 2017 are disclosed above under “Part 29 – Statement of Executive Compensation – Compensation Discussion and Analysis – Peer Group”.
(2)

2017 Actual was 1.47 for the United States and 5.2 for Canada. Payout score based on U.S. safety record below 1.67 which is at the 150% payout target offset by lower than expected safety score at the Canadian operations.

The following shows the weighting given by the Compensation and Governance Committee to each objective described in the table above, the score awarded by the Compensation and Governance Committee in respect of each objective (as determined using the above scoring scale) and the resulting weighted scores and total weighted average corporate score.

Objective	Weight (A)	Score (B)	Weighted Score (A x B)
Health & Safety	20%	95%	19.0%
Environmental	5%	150%	8%
Production	30%	30%	15%
All in Costs	30%	0%	0.0%
Share price	15%	0%	0.0%
TOTAL OBJECTIVE MET	100%	—	42%
TOTAL PAID	—	—	30%

The total weighted score, based on the Compensation and Governance Committee’s assessment of the Company’s performance in respect of all of the corporate objectives was 42% for 2017. The Compensation and Governance Committee, based on its discretion, reduced the award amount by 12% to an approved payment of 30%.

The following tables set out the established individual performance objectives for each of the NEOs for 2017, along with the weighting given by the Compensation and Governance Committee to each objective, the resulting performance scores and the payout percentage awarded by the Compensation and Governance Committee in respect of each objective, the total of which is applied as the “overall performance score” to the formula above.

Paul Huet, President and Chief Executive Officer

Objective	Actual	Weight% (A)	Performance Score (B)	Weighted Score (A x B)
Meet Free Cash Flow Expectations	Not Completed	40%	0%	0%
Succession Planning	Completed	30%	80%	24%
Strategic Plan to Become Premier Mid-Tier Gold Producer	Completed	30%	75%	23%
Total	—	100%	—	47%

Barry Dahl, Chief Financial Officer and Corporate Secretary

Objective	Actual	Weight% (A)	Performance Score (B)	Weighted Score (A x B)
Meet Free Cash Flow Expectations	Not Completed	40%	0%	0%
Succession Planning	Completed	40%	80%	32%
Strategic Plan to Become Premier Mid-Tier Gold Producer	Completed	20%	75%	15%
Total	—	100%	—	47%

John Antwi, Senior Vice President, Corporate Development and Planning(1)

Objective	Actual	Weight% (A)	Performance Score (B)	Weighted Score (A x B)
Implement Enterprise Risk Management System	Completed	40%	80%	32%
Development M&A Plan	Completed	20%	80%	16%
Implement Capital Management Program	Completed	20%	75%	15%
Develop Strategy to Grow Production	Completed	20%	25%	5%
Total	—	100%	—	68%

Notes:

(1)	Mr. Antwi served as Senior Vice President, Strategic Development for the fiscal year 2017.

Michael Doolin, Chief Operating Officer

Objective	Actual	Weight% (A)	Performance Score (B)	Weighted Score (A x B)
Meet Operating Cash Flow Expectations	Not Completed	40%	0%	0%
Develop Strategy to Grow Production	Completed	30%	25%	8%
Implement Capital Management Program	Completed	30%	75%	23%
Total	—	100%	—	31%

John Seaberg, Former Senior Vice President, Strategic Relations and Corporate Development

Objective	Actual	Weight% (A)	Performance Score (B)	Weighted Score (A x B)
Complete Perception Study of Analyst and Buy-Side and Implement Findings	Completed	35%	50%	18%
Strategically Align Analyst Valuation	Completed	20%	50%	10%
Develop Global Marketing Strategy	Completed	20%	50%	10%
Expand Shareholder Base Outside of North America	Not Completed	25%	0%	0%
Total	—	100%	—	38%

The Compensation and Governance Committee and the Klondex Board reviewed the President and Chief Executive Officer’s progress against his objectives, and reviewed the President and Chief Executive Officer’s assessment of the progress of each of the other executive officers against their respective objectives, and determined the level and quality of each executive officer’s performance achievement, as shown above. Based on that assessment, the Compensation and Governance Committee recommended to the Klondex Board, and the Klondex Board approved, an appropriate individual performance score for the President and Chief Executive Officer. The Compensation and Governance Committee then reviewed and approved the individual performance scores for each of the other executive officers.

Target Bonus Rate and Bonus Payout Amounts

In 2017, the Klondex Board set the target bonus rates for each of the NEOs, representing the percentage of their base salary which their cash bonus would total assuming such NEO achieved all of such NEO’s pre-determined corporate and individual objectives. Such target bonus rates, along with the calculated bonus amounts (based on the formula for calculating bonus payouts and the performance scores for 2017 explained above), are shown below.

Named Executive Officer	Annual Salary (A)		Target Bonus Rate (B)	Weighting of Corporate Objectives I	Weighting of Individual Objectives (D)	Corporate Objectives Score I	Individual Objectives Score (F)	Total 2017 STIP Bonus
Paul Huet	US$	460,000	100%	85%	15%	30%	47%	US$	123,510
Barry Dahl	US$	275,000	60%	60%	40%	30%	47%	US$	62,865
John Antwi	US$	240,000	50%	60%	40%	30%	68%	US$	53,280
Michael Doolin	US$	310,000	60%	60%	40%	30%	31%	US$	61,938
John Seaberg(1)	US$	256,800	50%	60%	40%	30%	38%	US$	45,454

Notes:

(1)	Mr. Seaberg’s employment as Senior Vice President of Strategic Relations and Corporate Development of the Company ended on January 9, 2018.

See “Part 29 – Statement of Executive Compensation – Summary Compensation Table” of this Circular.

Equity Participation

The Company believes that encouraging its executives and employees to become shareholders is the best way to align their interests with those of Klondex Shareholders. Equity participation is accomplished through the Klondex 2016 Stock Option Plan and the Share Ownership Policy (see “Part 29 – Statement of Executive Compensation – Share Ownership Policy” below).

On May 13, 2016, the Company adopted a new share incentive plan, the Klondex 2016 Stock Option Plan, comprised of a share option plan allowing for the granting of the Klondex 2016 Options, and a restricted share unit plan allowing for the granting of the Klondex 2016 RSUs and the Performance RSUs, which are performance-based. On June 15, 2016, the Klondex Shareholders approved the Klondex 2016 Stock Option Plan at the 2016 annual and special meeting of Klondex Shareholders. The key terms of the Klondex 2016 Stock Option Plan are described in further detail below (see “Part 31 – Compensation Plans – Summary of the Klondex 2016 Stock Option Plan” of this Circular). The Klondex 2013 Share Incentive Plan was last approved by the Klondex Shareholders on June 18, 2013, and consisted of a share option plan providing for the granting of the Klondex 2013 Options, and a share compensation plan providing for the granting of the Klondex 2013 RSUs. With the implementation of the Klondex 2016 Stock Option Plan, no additional Klondex 2013 Options, Klondex 2013 RSUs or other equity awards have been or will be granted under the Klondex 2013 Share Incentive Plan, however the Klondex 2013 Share Incentive Plan will continue to govern all prior grants made thereunder.

The Klondex 2016 Stock Option Plan is intended to align management’s commitment to the growth of the Company and the enhancement of shareholders’ equity through, for example, improvements in its resource base and share price increases. After reviewing recommendations from the Compensation and Governance Committee, the Klondex Board approves base salaries and Klondex 2016 RSU, Performance RSU and Klondex 2016 Option grants at the same time to facilitate consideration of targeted direct compensation to executive officers. Generally, the Klondex Board grants options and share-based awards on an annual basis in order to minimize ad hoc option grant proposals and to normalize the compensation process. Previous grants of share-based and option-based awards are taken into account when considering new share-based and option-based grants. Share-based and option-based awards are granted at other times of the year to individuals commencing employment with the Company.

During 2017, each of the NEOs was granted Klondex 2016 RSUs as well as Performance RSUs. Further, no Klondex 2016 Options were granted to NEOs during the 2017 financial year. In 2017, the NEOs received the equity grants described in the table under the heading “Part 29 – Statement of Executive Compensation –Incentive Plan Awards – Grants of Plan-Based Awards” of this Circular. Klondex 2016 RSUs and Performance RSUs vest on terms established by the Klondex Board.

The Klondex 2016 RSUs granted under the Klondex 2016 Stock Option Plan in 2017 vest in the following manner:  1⁄3 on May 11, 2018,  1⁄3 on May 11, 2019, and  1⁄3 on May 11, 2020. The vesting of such Klondex 2016 RSUs granted to the NEOs is set forth in the table under “Part 29 – Statement of Executive Compensation –Incentive Plan Awards – Grants of Plan-Based Awards” of this Circular.

The Performance RSUs granted under the Klondex 2016 Stock Option Plan to the NEOs in 2017 vest on May 11 based on the total return of the Klondex Shares on the TSX as compared to the return of the S&P/TSX Global Gold Index (the “Index”) for the following periods (each, a “performance period”) and using the following weightings: (i) the first year following the grant date (20% weighting); (ii) the period starting one year after the grant date and ending two years after the grant date (20% weighting); (iii) the period starting two years after the grant date and ending three years after the grant date (20% weighting); and (iv) the three year period following the grant date (40% weighting). If, during any performance period, the increase in the price of the Klondex Shares on the TSX is greater than 25% higher than the increase in the Index, a score of 1.5 is assigned for the performance period. If, during the performance period, the increase in price of the Klondex Shares on the TSX is less than the amount that is 25% lower than the increase in the Index during such performance period, a performance score of 0.5 shall be assigned for such performance period. If, during any performance period, the increase in the price of the Klondex Shares on the TSX is greater or equal to the amount that is 25% lower than the increase in the Index during such period and greater than the amount that is 25% lower than the increase in the Index during such performance period, a performance score equal to the sum of: (i) 0.5; and (ii) the increase in the price of the Klondex Shares on the TSX multiplied by 2, shall be assigned for such performance period. If the price of the Klondex Shares decreases during a performance period, the maximum score assigned for the performance period is 1.0, regardless of whether the Klondex Shares outperformed the Index during such performance period. On the vesting date, a weighted average of the scores for each of the performance periods is calculated to determine the number of Klondex Shares to be redeemed for each Performance RSU.

The following table sets out the number of Klondex 2016 RSUs and Performance RSUs granted to each of the NEOs in 2017, along with the fair value of the Klondex 2016 RSU and Performance RSU grants.

NEO	Number of Klondex 2016 RSUs Granted	Number of Performance RSUs Granted	Value of Klondex 2016 RSU Awards(1) (US$)	Value of Performance RSU Awards Assuming Target Performance (1)(2) (US$)	Value of Performance RSU Awards Assuming Maximum Performance (1)(3) (US$)	Total Value of Share Based Awards Assuming Target Performance (1)(2)(4) (US$)	Total Value of Share Based Awards Assuming Maximum Performance (1)(3) (US$)
P. Huet	123,846	123,846	416,091	416,091	624,137	832,183	1,040,229
B. Dahl	35,962	35,962	120,823	120,823	181,235	241,647	302,058
J. Antwi	31,385	31,385	105,445	105,445	158,169	210,891	263,614
M. Doolin	40,538	40,538	136,197	136,197	204,296	272,395	340,494
J. Seaberg(5)	33,582	33,582	112,827	112,827	169,240	225,654	282,067

Notes:

(1)

Represents the aggregate grant date fair value of Klondex 2016 RSUs and Performance RSUs, as applicable, granted in 2017 pursuant to the Klondex 2016 Stock Option Plan, measured in accordance with FASB ASC 718. Awards are valued based on the price of the Klondex Shares on the TSX, which is denominated in C$, and amounts represented are converted to US$ based on the noon C$ to US$ exchange rate on the date of grant or, in the case where the TSX is closed, on the business day prior to the date of grant.

(2)

The “target” performance for Performance RSUs will be achieved if the relative return of the Klondex Shares on the TSX equals the return of the Index for all performance periods, or if the weighted average performance score across all performance periods otherwise equals 1.0. In the event that the “target” performance is achieved, an NEO will be entitled to redeem each Performance RSU for one Klondex Share on the vesting date, subject to the terms of the Klondex 2016 Stock Option Plan.

(3)

The “maximum” performance for Performance RSUs will be achieved if the relative return of the Klondex Shares on the TSX exceeds the return of the Index for all performance periods by at least 25% (assuming the relative return of the Klondex Shares is also positive for all performance periods). In the event that the “maximum” performance is achieved, an NEO will be entitled to redeem each Performance RSU for 1.5 Klondex Shares on the vesting date, subject to the terms of the Klondex 2016 Stock Option Plan.

(4)

The number of Klondex 2016 RSUs and Performance RSUs issued to each of Messrs. Huet, Dahl, Antwi, Doolin and Seaberg under the Klondex 2016 Stock Option Plan in 2017 was recommended by the Compensation and Governance Committee on May 11, 2017 and the actual grants of these Klondex 2016 RSUs and Performance RSUs were made on the same day.

(5)	Mr. Seaberg’s employment as Senior Vice President of Strategic Relations and Corporate Development of the Company ended on January 9, 2018.

For additional information regarding the Klondex 2016 RSUs and Performance RSUs, please see the summary of the Klondex 2016 Stock Option Plan under the heading “Part 31 – Compensation Plans – Summary of the Klondex 2016 Stock Option Plan” of this Circular. The full text of the Klondex 2016 Stock Option Plan is included as Schedule “B” to the Company’s management information circular prepared in connection with the Company’s annual and special meeting of shareholders held on June 15, 2016, available under the Company’s profile on EDGAR at www.sec.gov/edgar and on SEDAR at www.sedar.com as filed on May 19, 2016.

Perquisites and Other Benefits

The NEOs are not generally entitled to significant perquisites or other personal benefits not offered to the Company’s other employees; however, certain of the NEOs have received certain benefits as described further in the following table and in “Part 29 – Statement of Executive Compensation – Termination and Change of Control Benefits” of this Circular.

NEO	Employer Health Insurance Plan (US$)	Employer 401k Match (US$)	Benefit Premium Payment (US$)	Supple- mental Medical Insurance (US$)	Life Insurance Premiums (US$)	Other (US$)	Total (US$)
P. Huet	16,429	12,358	4,383	12,048	—	—	45,218
B. Dahl	16,429	6,582	4,383	10,932	—	—	38,325
M. Doolin	12,400	10,506	3,304	10,932	—	—	37,142
J. Antwi	16,429	8,384	4,383	10,932	—	—	40,128
J. Seaberg (1)	16,429	14,687	4,288	10,932	—	—	46,336

Note:

(1)	Mr. Seaberg’s employment as Senior Vice President of Strategic Relations and Corporate Development of the Company ended on January 9, 2018.

Changes to Compensation Policies

In 2016, the Company adopted compensation-related policies and compensation plans in accordance with industry best practices and good governance standards, including the Clawback Policy, the Share Ownership Policy and the Say on Pay Policy (see “Part 29 – Statement of Executive Compensation – Compensation Discussion and Analysis – Risk” and “Part 25 – Annual Matters – Proposal Three: Non-Binding Advisory “Say on Pay” Vote” of this Circular), as well as through the following changes to equity-based compensation: (i) no longer allowing for the grant of Klondex Options to non-employee directors, (ii) implementing the Klondex DSU Plan for directors (see “Part 30 – Report on Director Compensation” of this Circular), and (iii) shifting the proportion of executive compensation made through security-based compensation to be primarily in the form of Klondex 2016 RSUs and Performance RSUs, rather than in the form of Klondex Options.

In 2017, the burn rate under the Klondex 2016 Stock Option Plan was at or below 0.8%, which is significantly lower than the historical average burn rate under the Klondex 2013 Share Incentive Plan. These changes in the Company’s approach to compensation have resulted in lower dilution to Klondex Shareholders.

Hedging and Financial Instruments

To further align the interests of executives and directors with the creation and protection of short-term and long-term value for shareholders, the Company has adopted a policy prohibiting officers and directors from engaging in the short selling of, or trading in put options in respect of, the securities of the Company.

The Company has not established any policies related to the purchase by directors or NEOs of financial instruments (including prepaid variable financial contracts, equity swaps, collars, or units of exchange funds) that are designed to hedge or offset a decrease in market value of equity securities granted as compensation or held, directly or indirectly, by any director or NEO.

Risk

The Compensation and Governance Committee recognizes that certain elements of compensation could promote unintended inappropriate risk-taking behaviours; however, the Company seeks to ensure that executive compensation packages appropriately balance short term incentives (e.g., base salary and cash bonuses, if applicable) and long-term incentives (e.g., share-based awards and options). Base salaries and personal benefits are not subject to performance risk given the stage of the Company, as discussed above. To receive the benefit of long-term incentives (share-based awards and options), the executive officers must be employed by the Company

(subject to limited exceptions), thereby better aligning executive performance with the interests of the Company and Klondex Shareholders. The STIP Bonuses and Performance RSUs are also subject to certain performance measures, further aligning executive performance with the interests of the Company and Klondex Shareholders. The Compensation and Governance Committee believes that executive compensation risk management is reinforced by ongoing Klondex Board oversight of, among other things, the Company’s financial results, regulatory disclosure, strategic plans, fraud and error reporting, the Audit Committee’s regular meetings with the external auditors (including without the presence of management), the Company’s internal controls, management information systems and financial control systems.

As additional protection against risks associated with compensation, in May 2016, the Company adopted the Clawback Policy (see “Part 29 – Statement of Executive Compensation – Compensation Discussion and Analysis – Clawback Policy” below) and the Share Ownership Policy (see “Part 29 – Statement of Executive Compensation – Compensation Discussion and Analysis – Share Ownership Policy” below).

Further, the Company provides an advisory shareholder vote on executive compensation, in accordance with Section 14A of the U.S. Exchange Act and Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (United States), to enhance accountability for the compensation decisions made by the Klondex Board by giving shareholders a formal opportunity to provide their views on the Klondex Board’s approach to executive compensation through a non-binding advisory vote. See “Part 25 – Annual Matters – Proposal Three: Non-Binding Advisory “Say on Pay” Vote” of this Circular.

As a result of the factors discussed above, the Compensation and Governance Committee does not believe that its compensation practices and policies are reasonably likely to have a material adverse effect on the Company.

Clawback Policy

On May 5, 2016, the Klondex Board adopted a formal written policy (the “Clawback Policy”) providing for the recoupment of certain incentive compensation paid to the executive officers and certain other members of management in cases of a material restatement of the Company’s financial statements in certain circumstances as set out below.

The Compensation and Governance Committee will require executive officers and certain other members of management to reimburse, in all appropriate cases as determined by the Compensation and Governance Committee, any bonus, short-term incentive award or amount, or long-term incentive award or amount awarded to the executive officer or member of management and any non-vested equity-based awards previously granted to the executive officer or member of management (collectively “Incentive Compensation”) if: (a) the amount of the Incentive Compensation was calculated based upon the achievement of certain financial results that were subsequently the subject of a restatement or the correction of a material error, (b) the executive officer or member of management engaged in intentional misconduct that caused or partially caused the need for the restatement or caused or partially caused the material error, and (c) the amount of the Incentive Compensation that would have been awarded to the executive officer or member of management, had the financial results been properly reported would have been lower than the amount actually awarded.

Share Ownership Policy

On May 5, 2016, the Klondex Board adopted a share ownership policy (the “Share Ownership Policy”) to further align the interests of the executive officers of the Company and the other directors of the Company (the “non-management directors”) with those of the Klondex Shareholders by requiring such persons to own a significant number of Klondex Shares.

Pursuant to the Share Ownership Policy: (i) each non-management director is required to hold Klondex Shares having an aggregate value of at least three times the value of the annual base cash retainer or fee paid to the non-management director; (ii) the Chief Executive Officer is required to hold Klondex Shares having an aggregate value of at least three times his or her annual base salary; and (iii) each of the other executive officers is required to hold Klondex Shares having an aggregate value of at least one times his or her annual base salary. Non-management directors and executive officers are required to comply with the Share Ownership Policy by the later of: (i) the fifth anniversary of such individual’s date of hire, appointment or election; and (ii) May 6, 2021.

For the purposes of the Share Ownership Policy, Klondex Shares issuable upon the vesting of Klondex RSUs and Performance RSUs are treated as Klondex Shares owned by a director or executive officer in connection with these guidelines. Klondex DSUs held by the directors count towards the share ownership requirements under the guidelines. Klondex Options held by the directors or executive officers do not count towards the share ownership requirements under the guidelines.

Compensation and Governance Committee Report

The Compensation and Governance Committee has reviewed and discussed with management the Company’s Compensation Discussion and Analysis included herein. Based on such review and discussions, the Compensation and Governance Committee has recommended to the Klondex Board that the Compensation Discussion and Analysis be included in this Circular.

Submitted by the members of the Compensation and Governance Committee of the Klondex Board:

Mark Daniel, Chair

Richard J. Hall

Charles Oliver

Performance Graph

The following graph compares, from December 31, 2012 to December 29, 2017, the total cumulative return on a C$100 investment in the Klondex Shares with the cumulative total return of the S&P/TSX Composite Index, the S&P/TSX Global Gold Index and the S&P/TSX SmallCap Index, to which index the Klondex Shares were added in 2014.

The share price performance trend illustrated within this chart does show a strong correlation to the trend in the Company’s compensation to executive officers over the same time period. The share price valuation of gold producers, as well as exploration and development companies, fluctuates with changes in the underlying commodity prices, and at no time during the period was compensation intended to reflect share price performance driven by externalities. Alignment with Klondex Shareholders is nonetheless achieved by awarding a significant portion of compensation in the form of long-term equity-based incentives.

Summary Compensation Table

The following table sets forth a summary of all compensation earned during the years ended December 31, 2017, 2016 and 2015 by the NEOs at any time during the year ended December 31, 2017.

Name and Principal Position	Fiscal year	Salary (US$)	Share awards (1) (US$)	Option awards (2) (US$)	Non-equity annual incentive plan compensation (3)	All other compensation (4) (US$)	Total compensation (US$)
Paul Huet, President and Chief Executive Officer (5)	2017	460,000	832,183	—	149,730	65,243	1,507,155
	2016	445,000	989,313	—	590,070	76,711	2,101,094
	2015	408,333	155,183	340,307	446,355	61,093	1,411,271

Barry L. Dahl, Chief Financial Officer and Corporate Secretary	2017	275,000	241,647	—	60,720	38,325	615,692
	2016	242,361	314,950	—	198,751	59,869	815,931
	2015	216,667	90,006	87,994	132,660	43,821	571,147

John Antwi, Senior Vice President, Corporate Development and Planning (6)	2017	240,000	210,891	—	54,240	40,128	545,259
	2016	119,167	119,215	617,006	90,285	56,329	1,002,002

Michael Doolin, Chief Operating Officer	2017	310,000	272,395	—	56,544	30,042	668,981
	2016	290,000	365,338	—	216,631	36,800	908,769
	2015	240,000	97,765	95,286	134,590	31,897	599,537

John Seaberg, Former Senior Vice President, Investor Relations and Corporate Development (7)	2017	256,800	225,654	—	42,629	46,336	571,419
	2016	240,000	345,218	—	178,321	51,520	815,059
	2015	92,144	Nil	272,019	55,275	9,867	429,305

Notes:

(1)

The dollar amounts represent the aggregate grant date fair value of Klondex 2016 RSU awards and Performance RSUs, as applicable, granted in 2016 and 2017 pursuant to the Klondex 2016 Stock Option Plan and the aggregate grant date fair value of Klondex 2013 RSUs granted in 2015 pursuant to the Klondex 2013 Share Incentive Plan. With respect to Performance RSUs, the estimate assumes target performance. The share-based awards are based on the fair value of the award on the grant date. Awards are granted in C$ and converted to a US$ value based on the noon C$ to US$ exchange rate on the date of grant or in the case where the TSX market is closed, the prior day noon exchange rate. See “Part 29 – Statement of Executive Compensation – Compensation Discussion and Analysis – Elements of Compensation Program for the Fiscal Year Ended December 31, 2017 – Equity Participation” of this Circular for a summary of the Klondex Share awards valuation assuming maximum performance for Performance RSUs is achieved.

(2)

The value of the option-based awards was calculated based on the fair value of the options on their grant date using the Black-Scholes option pricing model. The Company chose the Black-Scholes model because it is a widely recognized and utilized model for option pricing. The assumptions used by the Company for determine the fair value of the Klondex Options using the Block Scholes model are set out below under “Part 29 – Statement of Executive Compensation – Summary Compensation Table – Black Scholes Assumptions for Option Grants” of this Circular. Options are granted in C$ and converted to a US$ value based on the noon C$ to US$ exchange rate on the date of grant or in the case where markets are closed, the prior day noon exchange rate.

(3)

Reflects amounts earned under the Company’s Short-Term Incentive Plan (“STIP”) in the relevant year, regardless of whether paid in the following year. See “Part 29 – Statement of Executive Compensation –

Compensation Discussion and Analysis – Elements of Compensation Program for the Fiscal Year Ended December 31, 2017 – Cash Bonus” of this Circular.
(4)

“All other compensation” for 2017 includes insurance benefits and is described in further detail in the table presented under the heading “Part 29 – Statement of Executive Compensation – Compensation Discussion and Analysis – Elements of Compensation Program for the Fiscal Year Ended December 31, 2017 – Perquisites and Other Benefits” of this Circular.

(5)	Mr. Huet does not receive compensation for acting as a director of the Company.
(6)

Mr. Antwi was appointed Senior Vice President of Strategic Development of the Company on June 15, 2016 and was appointed the Senior Vice President of Corporate Development and Planning on January 9, 2018.

(7)	Mr. Seaberg’s employment with the Company ended subsequent to the year ended December 31, 2017 on January 8, 2018.

Black-Scholes Assumptions for Option Grants

The Black-Scholes assumptions employed by the Company for valuing the Klondex Options granted to NEOs over the past three years are shown below.

Date of Grant	Average Risk-Free Interest Rate	Expected Dividend Yield	Expected Life of Options	Average Share Price Volatility
August 12, 2016	0.60%	0%	5 years	46.17%
July 28, 2015	0.81%	0%	5 years	46.96%
July 24, 2015	0.79%	0%	5 years	46.88%
January 1, 2015	1.34%	0%	5 years	48.55%

Incentive Plan Awards

Grants of Plan-Based Awards

The following table sets out information relating to plan-based awards granted to each NEO of the Company in 2017.

Name and Principal Position	Type of Award	Grant Date (2017)	App- roval Date (2017)	Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)	Estimated Future Payouts Under Equity Incentive Plan Awards (6)			All Other Share Awards: Number of Shares or Share Units (#)	Grant Date Fair Value of Share and Option Awards (4) (US$)
				Target (US$)	Threshold (#)	Target (#)	Max (#)
Paul Huet, President and Chief Executive Officer	STIP Bonus RSUs (2)			460,000
		5/11/17	5/11/17	—				123,846	416,091
	Performance RSUs (3)	5/11/17	5/11/17		61,923	123,846	185,769		416,091

Barry L. Dahl, Chief Financial Officer and Corporate Secretary	STIP Bonus RSUs (2)		—	165,000
		5/11/17	5/11/17	—				35,962	120,823
	Performance RSUs (3)	5/11/17	5/11/17	—	17,981	35,962	53,943		120,823

John Antwi, Senior Vice President, Corporate Development and Planning	STIP Bonus RSUs (2)		—	120,000
		5/11/17	5/11/17	—				31,385	105,446
	Performance RSUs (3)	5/11/17	5/11/17	—	15,693	31,385	47,078		105,446
				—
Michael Doolin, Chief Operating Officer	STIP Bonus RSUs (2)		—	186,000
		5/11/17	5/11/17	—				40,538	136,197
	Performance RSUs (3)	5/11/17	5/11/17	—	20,269	40,538	60,807		136,197

John Seaberg (5), Former Senior Vice President, Investor Relations and Corporate Development	STIP Bonus RSUs (2)		—	128,400
		5/11/17	5/11/17	—				33,582	112,827
	Performance RSUs (3)	5/11/17	5/11/17	—	16,791	33,582	50,373		112,827
				—
				—

Notes:

(1)

Represents the target STIP amounts for 2017. The STIP do not include threshold or maximum award levels and the minimum payout for an NEO is nil, assuming all performance criteria are not met and are credited with a score of zero. In the case of Mr. Huet, his STIP target is 100% of his annual salary. In the case of Messrs. Doolin and Dahl the target is 60% of their respective salaries, while in the case of all other NEOs, their STIP target is 50% of their respective annual salary. The annual cash bonuses do not include threshold or maximum award levels. For actual amounts paid under these awards, see “Part 29 – Statement of Executive Compensation – Compensation Discussion and Analysis – Elements of Compensation Program for the Fiscal Year Ended December 31, 2017 – Cash Bonus” of this Circular.

(2)

Refers to time-based Klondex RSUs. Awards are granted in C$ and converted to a US$ value based on the noon C$ to US$ exchange rate on date of grant or in the case where the TSX market is closed, the prior day noon exchange rate. Grants vest 1/3 per year over a 3 year period on each of the first, second, and third anniversaries of date of grant.

(3)

The Performance RSUs granted under the restricted share unit plan component of the Klondex 2016 Stock Option Plan for the performance period ending 5/11/2020 vest 20% on the first and second anniversaries of date of grant and 60% on the third anniversary of the date of grant upon the satisfaction of certain performance criteria. See “Part 29 – Statement of Executive Compensation – Compensation Discussion and Analysis – Elements of Compensation Program for the Fiscal Year Ended December 31, 2017 – Equity Participation” of this Circular.

(4)

The share-based awards are based on the fair value of the award on the grant date and converted to a US$ value based on the noon C$ to US$ exchange rate on date of grant or in the case where the TSX market is closed, the prior day noon exchange rate.

(5)	Mr. Seaberg’s employment with the Company ended subsequent to the year ended December 31, 2017 on January 8, 2018.
(6)	Equity incentive plan awards known as LTIPs are calculated on the following percentages: Paul Huet 175%; Barry Dahl 85%; John Antwi 85%; Michael Doolin 85%; and John Seaberg 85%.

Outstanding Equity Awards at Fiscal Year-End

The following table sets out all option-based awards and share-based awards outstanding as at December 31, 2017, for each NEO of the Company in 2017.

	Option-based Awards							Share-based Awards
Name	Grant Date		Number of securities underlying unexercised options (#)		Option exercise price (1) (US$)	Option expiration date	Value of unexercised in-the-money options (US$)	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested (2) (US$)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested (US$)
			Exercisable	Unexercisable
Paul Huet, President and Chief Executive Officer	7/24/2015	(4)	350,000	—	2.28	7/24/2020	114,878
	7/24/2015	(7)						40,000	104,400
	8/12/2016	(8)						64,680	168,815
	8/12/2016	(9)								97,020	253,222
	5/11/2017	(12)						123,846	323,238
	5/11/2017	(13)								123,846	323,238

Barry L. Dahl, Chief Financial Officer and Corporate Secretary	7/21/2014	(3)	116,667	—	1.90	7/21/2019	82,837
	7/24/2015	(4)	90,500	—	2.28	7/24/2020	29,704
	7/24/2015	(7)						23,200	60,552
	8/12/2016	(8)						20,591	53,743
	8/12/2016	(9)								30,886	80,612
	5/11/2017	(12)						35,962	93,861
	5/11/2017	(13)								35,962	93,861

John Antwi, Senior VP of Strategic Development	8/12/2016	(5)	120,000	180,000	5.10	8/12/2021	—
	8/12/2016	(8)						13,333	34,799
	9/30/2016	(11)						1,000	2,610
	5/11/2017	(12)						31,385	81,915
	5/11/2017	(13)								31,385	81,915

Michael Doolin, Chief Operating Officer	7/21/2014	(3)	150,000	—	1.90	7/21/2019	106,504
	7/24/2015	(4)	98,000	—	2.28	7/24/2020	32,166
	7/24/2015	(7)						25,200	65,772
	8/12/2016	(8)						23,885	62,340
	8/12/2016	(9)								35,828	93,511
	5/11/2017	(12)						40,538	105,804
	5/11/2017	(13)								40,538	105,804

John Seaberg (14), Senior VP Investor Relations and Corporate Development	7/28/2015	(6)	300,000	—	2.30	7/28/2020	91,799
	5/13/2016	(10)						12,000	31,320
	8/12/2016	(8)						17,442	45,524
	8/12/2016	(9)								26,162	68,283
	5/11/2017	(12)						33,582	87,649
	5/11/2017	(13)								33,582	87,649

Notes:

(1)	All option grants were originally granted in C$ and converted to US$ based on the noon exchange rate on date of grant.
(2)

Value is shown as at December 29, 2017 and is based on the closing price of the Klondex Shares as listed on the NYSE American as of December 29, 2017. The closing price of the Klondex Shares as listed on the NYSE American on December 29, 2017 was US$2.61 per Klondex Share.

(3)	The Klondex 2013 Options granted under the Klondex 2013 Share Incentive Plan on July 21, 2014 vested 1/3 at August 20, 2014, 1/3 at July 21, 2015 and 1/3 at July 21, 2016.
(4)	The Klondex 2013 Options granted under the Klondex 2013 Share Incentive Plan on July 24, 2015 vested 1/3 at August 23, 2015, 1/3 at July 24, 2016 and 1/3 at July 24, 2017.
(5)	The Klondex 2016 Options granted under the Klondex 2016 Share Option Plan on August 12, 2016 vested 1/5 at February 12, 2017, 1/5 at August 12, 2017 and vest 3/5 at August 12, 2018.
(6)	The Klondex 2013 Options granted under the Klondex 2013 Share Incentive Plan on July 28, 2015 vested 1/3 at January 28, 2016, 1/3 at July 28, 2016 and 1/3 at July 28, 2017.
(7)	The Klondex 2013 RSUs granted under the Klondex 2013 Share Incentive Plan on July 24, 2015 vest 1/5 at July 24, 2016, 1/5 at July 24, 2017, and vest 3/5 at July 24, 2018.
(8)	The time-based Klondex 2016 RSUs granted under the Klondex 2016 Share Option Plan on August 12, 2016 vested 1/3 at June 17, 2017, vest1/3 at June 17, 2018 and 1/3 at June 17, 2019.
(9)

The Performance RSUs granted under the Klondex 2016 Share Option Plan on August 12, 2016 vest 100% at June 17, 2019 upon satisfaction of certain performance criteria as discussed in the compensation disclosure and analysis and assume a target performance rating.

(10)	The time-based Klondex 2013 RSUs granted under the Klondex 2013 Share Incentive Plan on May 13, 2016 vest 1/5 at July 31, 2016, 1/5 at July 31, 2017 and vest 3/5 at July 31, 2018.
(11)	The time-based Klondex 2016 RSUs granted under the Klondex 2016 Share Option Plan on September 30, 2016 vest 1/3 on December 29, 2016, 1/3 on June 15, 2017 and vest 1/3 on June 15, 2018.
(12)	The time-based Klondex 2016 RSUs granted under the Klondex 2016 Share Option Plan on May 11, 2017 vest 1/3 on May 11, 2018, 1/3 May 11, 2019 and 1/3 on May 11, 2020.
(13)	The Performance RSUs granted under the Klondex 2016 Share Option Plan on 5/11/2017 vest 1/5 each on 5/11/2018 and 5/11/2019 and 3/5 on 5/11/2020.
(14)	Mr. Seaberg’s employment with the Company ended subsequent to the year ended December 31, 2017 on January 8, 2018.

Incentive Plan Awards – Value Vested or Earned During the Year

The following table sets forth information in respect of all share-based awards and option-based awards vested as at December 31, 2017 in favor of the NEOs of the Company.

Name	Option-based awards – Value vested during the year (1)(2) (US$)	Share-based awards – Value vested during the year (2)(3) (US$)	Non-equity incentive plan compensation – Value earned during the year (US$)
Paul Huet, President and Chief Executive Officer	104,375	238,540	—
Barry L. Dahl, Chief Financial Officer and Corporate Secretary	26,989	107,563	—
John Antwi, Senior Vice President of Corporate Development and Planning (4)	—	27,245	—
Michael Doolin, Chief Operating Officer	29,225	115,604	—
John Seaberg, Former Senior Vice President, Investor Relations and Corporate Development (5)	82,817	61,086	—

Notes:

(1)	This is the aggregate dollar value that would have been realized if the options vested during the year had been exercised on their respective vesting dates.
(2)

In the case where vesting dates fell on a date on which the markets were closed, the closing price on the prior trading day was used for the calculation. The US$ value was calculated using the noon exchange rate on the date of vesting.

(3)	This is the aggregate dollar value realized upon vesting of share-based awards as of vesting date.
(4)

Mr. Antwi was appointed Senior Vice President of Strategic Development of the Company on June 15, 2016 and was appointed the Senior Vice President of Corporate Development and Planning on January 9, 2018.

(5)	Mr. Seaberg’s employment with the Company ended subsequent to the year ended December 31, 2017 on January 8, 2018.

Option Exercises and Stock Vested

The following table sets forth information in respect of all option-based awards and share-based awards vested as at December 31, 2017 in favor of the NEOs of the Company.

Name	Option Awards		Share Awards
	Number of shares acquired on exercise (US$)	Value realized on exercise (1) (US$)	Number of shares acquired on vesting (#)	Value realized on vesting (2) (US$)
Paul Huet, President and Chief Executive Officer	500,000	1,582,661	69,007	238,540
Barry L. Dahl, Chief Financial Officer and Corporate Secretary	—	—	31,363	107,563
John Antwi, Senior Vice President of Corporate Development and Planning (3)	—	—	7,667	27,245
Michael Doolin, Chief Operating Officer	—	—	33,676	115,604
John Seaberg, Former Senior Vice President, Investor Relations and Corporate Development (4)	—	—	17,721	59,638

Notes:

(1)

Represents the aggregate dollar value of all option based awards exercised during the last completed fiscal year, calculated by multiplying the number of options exercised by the difference between the market price of the underlying Klondex Shares at exercise and the exercise price of the options. Awards are granted in C$ and the US$ value realized as represented in the table was calculated using the noon exchange rate on the date of exercise.

(2)

Represents the aggregate dollar value realized upon vesting of share-based awards during the last completed fiscal year, calculated by multiplying the number of Klondex Shares acquired upon vesting by the fair market value of the underlying Klondex Shares at vesting. In the case where vesting dates fell on a date where the TSX was closed, the prior day close price was used for calculation. Awards are granted in C$ and the US$ value realized as represented in the table was calculated using the noon exchange rate on the date of exercise.

(3)

Mr. Antwi was appointed Senior Vice President of Strategic Development of the Company on June 15, 2016 and was appointed the Senior Vice President of Corporate Development and Planning on January 9, 2018.

(4)	Mr. Seaberg’s employment with the Company ended subsequent to the year ended December 31, 2017 on January 8, 2018.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets out equity compensation plan information as at December 31, 2017.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by securityholders	6,031,697	(1)	C$2.78	9,954,033	(2)
Equity compensation plans not approved by securityholders	—		N/A	—
Total	6,031,697		C$2.78	9,954,033

Notes:

(1)

Includes 3,767,583 Klondex Shares reserved for issuance pursuant to Klondex 2013 Options granted under the Klondex 2013 Share Incentive Plan, 300,000 Klondex Shares reserved for issuance pursuant to Klondex 2016 Options granted under the Klondex 2016 Stock Option Plan, 242,809 Klondex Shares reserved for issuance pursuant to Klondex 2013 RSUs granted under the Klondex 2013 Share Incentive Plan, 1,213,672 Klondex Shares reserved for issuance pursuant to Klondex 2016 RSUs granted under the Klondex 2016 Stock Option Plan and 507,633 Klondex Shares reserved for issuance pursuant to Performance RSUs granted under the Klondex 2016 Stock Option Plan.

(2)

The maximum aggregate number of Klondex 2013 Options that can be available for issuance under the Klondex 2013 Share Incentive Plan at any point in time was 15% of the number of outstanding Klondex Shares at such time, less (i) the number of Klondex Shares reserved for issuance under share compensation arrangements other than the Klondex 2013 Share Incentive Plan, and (ii) any Klondex Shares reserved for issuance under the Klondex 2013 Share Incentive Plan. On May 13, 2016, the Company adopted the Klondex 2016 Stock Option Plan, which contains an 8.9% rolling limit (including up to 4.0% of the number Klondex Shares outstanding from time to time issuable pursuant to Klondex 2016 RSUs and Performance RSUs and including Klondex Shares issuable pursuant to all security-based compensation arrangements of the Company) and the Company will no longer issue securities pursuant to the Klondex 2013 Share Incentive Plan (see “Part 31 – Compensation Plans – Summary of the Klondex 2016 Stock Option Plan” of this Circular). As of December 31, 2017, there were 179,614,947 Klondex Shares outstanding.

Termination and Change of Control Benefits

Each of the NEOs has entered into an employment agreement with the Company. The following provides details on the status of agreements with each of the NEOs as at December 31, 2017. For the purposes of this section, references to the “Company” refer to the Company and its direct and indirect wholly-owned subsidiaries.

NEO Employment Agreements

Entitlements

Each NEO has an employment agreement with the Company in respect of such NEO’s duties with the Company. Each employment agreement provides for: (i) an annual base salary, to be reviewed by the President from time to time (or by the Klondex Board, in the case of Mr. Huet’s employment agreement); (ii) a target annual bonus based on a percentage of the NEO’s annual base salary (subject to achieving corporate and personal targets to be mutually agreed upon in writing at the beginning of each year); (iii) group benefits, including group insurance, supplemental health insurance, 401(k), hospitalization, medical health and accident, disability, life or similar plan of the Company or an affiliate (collectively, the “Group Benefits”); (iv) entitlement to paid vacation; and (v) eligibility to participate in any equity incentive plan made available to senior management of the Company. In addition, the employment agreements between the Company and each of the NEOs provides that the NEO will be reimbursed for all reasonable and documented travel and out-of-pocket expenses incurred by the NEO in connection with the performance of his duties.

The base annual salaries and target annual bonus percentages for each of the NEOs for 2017 are shown below.

Named Executive Officer	Base Annual Salary		Target Annual Bonus Rate
Paul Huet	US$	460,000	100%
Barry Dahl	US$	275,000	60%
John Antwi	US$	240,000	50%
Michael Doolin	US$	310,000	60%
John Seaberg (1)	US$	256,800	50%

Note:

(1)	Mr. Seaberg’s employment with the Company ended subsequent to the year ended December 31, 2017 on January 8, 2018.

Each of the NEOs’ employment agreements also includes covenants relating to non-solicitation, non-competition and confidentiality.

Resignation

Under the terms of the employment agreements with each of the NEOs, such NEOs may resign by providing sixty (60) days’ notice in writing to the Company (the “Resignation Period”), upon which the Company may, in its sole discretion, waive the Resignation Period in whole or in part by paying the NEO’s base salary and continuing the NEO’s Group Benefits coverage to the effective date of resignation. In the event of the NEO’s voluntary resignation, the NEO shall have ninety (90) days from the termination date to exercise any stock options that have vested and are unexercised on or before the termination date. The NEO shall not be entitled to be awarded or have any right to receive, after the termination date, any further stock options or damages in lieu of further stock options, which would have vested after the termination date. Except as otherwise required by law, the NEO shall not be entitled to any further termination payments, damages or compensation whatsoever.

Termination With “Just Cause”

Under the terms of the employment agreements with each of the NEOs, the Company may terminate such NEO at any time without notice for “just cause”, as defined therein. If the NEO is terminated with cause, the NEO shall not be entitled to receive any further pay or compensation (except for base salary and vacation pay, if any, accrued and owing up to the termination date), severance pay, notice, payment in lieu of notice, benefits or damages of any kind, and the NEO shall not be entitled to any bonus or pro-rata bonus payment that has not already been paid to the NEO on or before the termination date. Further, all unexercised stock options, whether vested or unvested, held by the NEO shall be forfeited without any consideration or damages of any kind on the termination date.

Termination Without “Just Cause”

Paul Huet

Under the employment agreement between the Company and Mr. Huet, if Mr. Huet experiences an involuntary termination of employment by the Company for any reason other than for “just cause”, then the Company shall pay Mr. Huet for all accrued but unpaid vacation entitlements (net of applicable withholdings). In addition, the

Company shall provide to Mr. Huet a lump sum separation payment, net of applicable withholdings and less any amounts owing by the NEO to the Company, (the “Separation Payment”) equal to:

(a)	Mr. Huet’s monthly base salary (determined as of the termination date) multiplied by 24; plus

(b)	the monthly premium cost of Group Benefits coverage multiplied by 24; plus

(c)

an amount equal to two times Mr. Huet’s then current target bonus amount for the year in which the termination date occurs (or if the target bonus amount for the year in which the termination date occurs has not been determined as of the termination date, the target bonus amount for the year prior to the termination date); plus

(d)	an amount equal to 4% of Mr. Huet’s monthly base salary (determined as of the termination date) multiplied by 24.

With respect to the calculation in paragraph (c), the target annual bonus amount shall be used without regard to the achievement of any corporate and personal targets established in connection with such target bonus amount.

In the event the Company terminates the employment agreement and Mr. Huet’s employment without cause, all outstanding equity awards granted under compensatory plans shall vest 100%, subject to applicable U.S. tax laws. In the event the Company terminates the employment agreement and Mr. Huet’s employment without cause, Mr. Huet shall have ninety (90) days from the termination date to exercise any stock options to acquire Klondex Shares that he holds that have vested and are unexercised on or before the termination date. Mr. Huet shall not be entitled to be awarded or have any right to receive, after the termination date, any further stock options or damages in lieu of receipt of further stock options, which would have vested after the termination date.

NEOs Other Than Paul Huet

Under the employment agreements for each of the NEOs other than Mr. Huet, if the NEO experiences an involuntary termination of employment by the Company for any reason other than for “just cause”, then the Company shall pay the NEO for all accrued but unpaid vacation entitlements (net of applicable withholdings). In addition, the Company shall provide to the NEO a Separation Payment equal to:

(a)

the NEO’s monthly base salary (determined as of the termination date) multiplied by 12, provided that for each completed year of service (but not to exceed six years) measured from the NEO’s date of hire, an additional amount equal to one month’s base salary will be added; plus

(b)

the monthly premium cost of Group Benefits coverage multiplied by 12, provided that for each completed year of service (but not to exceed six years) measured from the NEO’s date of hire, an additional amount equal to one month’s premium cost will be added; plus

(c)

an amount equal to the NEO’s then current target bonus amount for the year in which the termination date occurs (or if the target bonus amount for the year in which the termination date occurs has not been determined as of the termination date, the target bonus amount for the year prior to the termination date) plus an additional amount equal to 1/12th of such bonus amount for each completed year of service (but not to exceed six years) measured from the NEO’s date of hire; plus

(d)

an amount equal to 4% of the NEO’s monthly base salary (determined as of the termination date) multiplied by 12, provided that for each completed year of service (but not to exceed six years) measured from the NEO’s date of hire, an additional amount equal to 4% of one month’s base salary will be added.

For greater certainty, in no circumstances shall the employee be entitled to a Separation Payment that is more than the equivalent of a total of 18 months of the payments in paragraphs (a),(b),(c) and (d) above (i.e., 12 months plus an additional month for each of the first six years of completed of service from NEO’s date of hire, up to a maximum of an additional 6 months). With respect to the calculation in paragraph (c), the target annual bonus amount shall be used without regard to the achievement of any corporate and personal targets established in connection with such target bonus amount.

In the event the Company terminates the employment agreement and the NEO’s employment without cause, all outstanding equity awards granted under compensatory plans shall vest 100%, subject to applicable U.S. tax laws. In the event the Company terminates the employment agreement and the NEO’s employment without cause, the NEO shall have ninety (90) days from the termination date to exercise any stock options to acquire Klondex Shares that he holds that have vested and are unexercised on or before the termination date. The NEO shall not be entitled to be awarded or have any right to receive, after the termination date, any further stock options or damages in lieu of receipt of further stock options, which would have vested after the termination date.

Termination in the Event of a Change of Control

If, within one hundred and eighty (180) days following a Change of Control (as defined herein), the NEO experiences an involuntary termination of employment by the Company or any successor entity without “just cause” or if the NEO terminates employment for “good reason” (as defined herein), then: (i) all unvested stock options to acquire shares of the Company (or any successor) held by the NEO shall immediately vest on the termination date and the NEO shall have one (1) year after the date of the Change of Control to exercise the vested stock options; (ii) the Company shall provide the NEO with a lump-sum payment equal to the payment the NEO would have received in the event of a termination without cause; (iii) the NEO shall not be entitled to receive any further pay or compensation (except for base salary, if any, accrued and owing under the employment agreement up to the termination date), severance pay, notice, payment in lieu of notice, benefits or damages of any kind, and for clarity, without limiting the foregoing, the NEO shall not be entitled to any bonus or pro-rata bonus payment that has not already been paid to the NEO on or before the termination date.

For the purposes of the employment agreements, a “Change of Control” (also referred to as a “Change-in-Control”) means: (i) the direct or indirect sale, lease, exchange or other transfer of all or substantially all of the assets of the Company to any person or entity or group of persons or entities, but not including the entering into of an option, joint venture or other arrangement whereby the Company transfers, or has the right to transfer, an interest in its mineral properties yet maintains control, majority ownership or an operating interest in the mineral properties, resulting entity or new arrangement; (ii) the amalgamation, merger or arrangement of the Company with or into another entity where the Klondex Shareholders immediately prior to the transaction will hold less than 50% of the voting securities of the resulting entity upon completion of the transaction; (iii) any person or combination of persons acting jointly or in concert, acquiring or becoming the beneficial owner of, directly or indirectly, of more than 50% of the voting securities of the Company whether through the acquisition of previously issued and outstanding voting securities of the Company or of voting securities of the Company that have not previously been issued or any combination thereof or any other transaction with similar effect; or (iv) the Klondex Board adopting a resolution to the effect that, for purposes of the employment agreements, a Change of Control has occurred, or that such a Change of Control is imminent, in which case, the date of the Change of Control shall be deemed to be the date of such resolution.

For the purposes of the employment agreements, “good reason” means the continued occurrence of any of the following conditions without the NEO’s consent after the NEO has given the Company written notice of such condition within 30 days following the initial existence of the condition, and the Company has failed to cure such condition within 30 days of the date it received notice of the condition: (i) the Company assigning to the NEO duties materially inconsistent with the NEO’s duties and responsibilities under the employment agreements, including those management duties performed by the NEO, as an employee of the Company, for the Company or an affiliate of the Company; (ii) a unilateral reduction by the Company of the NEO’s base salary, or any unilateral change in the basis upon which the NEO’s base salary is determined or paid if the change is or will be materially adverse to the NEO, except where (x) such reduction or change is part of a general reduction in the base salary of all or substantially all of the members of management of the Company and which affects the NEO in substantially the same manner as the other members of the management of the Company who are also affected by such general reduction and (y) such change does not constitute more than ten percent (10%) of the NEO’s base salary; (iii) the Company unilaterally relocating the NEO’s principal location more than 100 miles from the NEO’s current work location; or (iv) any material breach by the Company of any provision of the employment agreement, which is not cured by the Company within 30 days following written notice from the NEO.

In addition, in the event of a Change of Control, treatment of time-based Klondex RSUs and Performance RSUs held by each NEO shall be governed in accordance with the Klondex 2016 Stock Option Plan, as further described under “Part 31 – Compensation Plans – Summary of the Klondex 2016 Stock Option Plan – Effect of Change of Control on Klondex 2016 RSUs” of this Circular. Klondex 2013 RSUs issued pursuant to the Klondex 2013 Share Incentive Plan shall be governed in accordance with the Klondex 2013 Share Incentive Plan.

Quantitative Disclosure of Potential Payments Upon Termination or Change-in-Control

The estimated incremental payments from the Company to each of Messrs. Huet, Dahl, Antwi, Doolin and Seaberg, assuming the triggering event occurred on December 29, 2017, and the price per Klondex Share is the closing market price on the NYSE American as of December 29, 2017, are as follows (including all lump sum payment entitlements, as well as the value of all unvested option-based and share-based awards that would become vested). For termination without “just cause” or for “good reason” following a change of control, the calculation assumes that the change of control date is December 29, 2017:

Named Executive Officer	Termination without “just cause” (US$)	Termination without “just cause” or for “good reason” following Change of Control (US$)
Paul Huet
Cash severance entitlement (1)	1,738,800	1,738,800
Acceleration of equity awards (2)	1,144,057	1,144,057
Group Benefits entitlement (3)	62,472	62,472

Total Termination Entitlement	2,945,329	2,945,329

Barry Dahl
Cash severance entitlement (1)	601,333	601,333
Acceleration of equity awards (2)	373,414	373,414
Group Benefits entitlement (3)	49,957	49,957

Total Termination Entitlement	1,024,704	1,024,704

John Antwi
Cash severance entitlement (1)	400,400	400,400
Acceleration of equity awards (2)	200,619	200,619
Group Benefits entitlement (3)	40,590	40,590

Total Termination Entitlement	641,609	641,609

Michael Doolin
Cash severance entitlement (1)	720,233	720,233
Acceleration of equity awards (2)	422,575	422,575
Group Benefits entitlement (3)	30,019	30,019

Total Termination Entitlement	1,172,827	1,172,827

John Seaberg
Cash severance entitlement (1)	461,384	461,384
Acceleration of equity awards (2)	312,631	312,631
Group Benefits entitlement (3)	43,503	43,503

Total Termination Entitlement	817,518	817,518

Notes:

(1)

Represents cash payments based on base salary and target STIP Bonus amounts, as modified for length of service (other than for Mr. Huet), as further described under “Part 29 – Statement of Executive Compensation – Termination and Change of Control Benefits – NEO Employment Agreements” of this Circular.

(2)

Represents amounts received in respect of (i) stock options exercised upon accelerated vesting, where the value is based on the difference between the market price of the Klondex Shares underlying the options and the exercise price of the options as at December 29, 2017 and was converted from C$ to US$ based on the daily exchange rate on December 29, 2017, the last business day of the year, which was US$1.00 per C$1.2529; and (ii) cash payments for accelerated vesting of time-based Klondex RSUs and Performance RSUs, based on the closing price of the Klondex Shares of C$3.26 as listed on the TSX on December 29, 2017, the last trading date of the year on which the TSX was open.

(3)

Represents amounts received in respect of total Group Benefits, as modified for length of services (other than for Mr. Huet), as further described under “Part 29 – Statement of Executive Compensation – Termination and Change of Control Benefits – NEO Employment Agreements” of this Circular.

PART 30. REPORT ON DIRECTOR COMPENSATION

Compensation Discussion and Analysis

A function of the Compensation and Governance Committee is to assist the Klondex Board in fulfilling its responsibilities relating to the compensation of the directors of the Company. The Compensation and Governance Committee is empowered to review the compensation levels and components of the Company’s directors and to report and make recommendations thereon to the Klondex Board and to consider any other matters which, in the Compensation and Governance Committee’s judgment, should be taken into account in reaching any recommendation to the Klondex Board concerning the compensation levels of the Company’s directors.

The Klondex Board assumes responsibility for making final determinations on director compensation, although the Compensation and Governance Committee guides it in this role.

Prior to 2016, the Company did not have any non-cash compensation plans for its directors other than the possible grant of incentive stock options and restricted Klondex Share grants under the then existing share compensation plan.

On May 13, 2016, the Company adopted the Klondex DSU Plan providing for the granting of Klondex DSUs to Eligible Directors of the Company. A summary of the key terms of the Klondex DSU Plan are provided below under the heading “Part 31 – Compensation Plans – Summary of Klondex DSU Plan” of this Circular. With the adoption of the Klondex DSU Plan, the Compensation and Governance Committee and Klondex Board determined that Klondex Options will no longer be granted to non-employee directors.

The Klondex DSU Plan is intended to assist the Company in the recruitment and retention of qualified non-employee directors and further align the interests of the Company’s directors with the Klondex Shareholders. The Klondex DSU Plan is administered by the Compensation and Governance Committee. Under the Klondex DSU Plan, non-employee directors may receive a portion of their annual compensation in the form of Klondex DSUs. The value of a Klondex DSU is determined as the weighted average closing price of the Klondex Shares on the TSX for the five consecutive trading days preceding such valuation date (the “Klondex DSU Value”). Klondex DSUs are fully vested at the time of grant and are retained until a director is separated or terminated from the Klondex Board, at which time the number of Klondex DSUs credited to such director’s account multiplied by the Klondex DSU Value is to be paid out in cash. In the event the Company pays cash dividends, additional Klondex DSUs are to be credited to each director’s account in an amount equal to the cash value that would have been received by the directors had the Klondex DSUs been held as Klondex Shares divided by the Klondex DSU Value. Klondex DSUs have no voting rights.

For the 2017 financial year, the compensation for non-executive directors of the Company was set as follows: (i) an annual cash retainer of C$55,000 for each director of the Company, other than the Chairman; (ii) a grant of 22,523 cash-settled Klondex DSUs to each director of the Company (other than to the Chairman, who received 45,045 cash-settled Klondex DSUs); (iii) an annual cash retainer of C$10,000 for the chair of the Audit Committee; (iv) an annual cash retainer of C$5,000 for each member of the Audit Committee, other than the chair; (v) an annual cash retainer of

C$10,000 for the chair of the Compensation and Governance Committee; (vi) an annual cash retainer of C$3,000 for each member of the Compensation and Governance Committee, other than the chair; (vii) an annual cash retainer of C$5,000 for the chair of the Mine Safety and Health Committee; (viii) an annual cash retainer of C$2,000 for each member of the Mine Safety and Health Committee, other than the chair; (ix) an annual cash retainer of C$5,000 for the chair of the ERM Committee; (x) an annual cash retainer of C$2,000 for each member of the ERM Committee, other than the chair; (xi) an annual cash retainer of US$10,000 for the chair of the Independent Committee; and (xii) an annual cash retainer of US$5,000 for the members of the Independent Committee, other than the chair. In addition, the chair of the Legacy Committee is entitled to a cash fee of C$70,000 on an annual basis, payable quarterly on a pro-rated basis through August 7, 2017.

Mr. Richard J. Hall, the Chairman of the Klondex Board, entered into an agreement (the “Chairman Agreement”) with the Company on September 12, 2014 relating to his services to the Company as Chairman. Pursuant to the Chairman Agreement, as compensation for acting as non-executive Chairman of the Klondex Board, Mr. Hall is entitled to an annual cash director’s fee of US$125,000.

Pursuant to an agreement between a subsidiary of the Company and Hall Mineral Services LLC (“HMS”), a company controlled by Mr. Hall, (as amended and restated on June 17, 2015, the “Hall Agreement”), the Company agreed to pay to HMS an amount equal to C$5,000 per month as remuneration for additional services Mr. Hall provided to the Company in his capacity as a director of the Company during the phase in which the Company was consolidating operating assets. The Hall Agreement can be terminated by either HMS or the Company upon 30 days’ written notice to the other party. Payments under the Hall Agreement ceased as of July 1, 2017.

Director Compensation Table

The following table sets forth compensation provided to the directors of the Company, excluding directors who are included in disclosure for NEOs above, for the year ended December 31, 2017.

Name (1)(2)	Fees Earned or Paid in Cash (3) (US$)	Share Awards (4) (US$)	Option Awards (US$)	All Other Compensation (US$)	Total (US$)
Rodney Cooper	53,476	82,693	—	—	136,169
Mark J. Daniel	53,476	82,693	—	—	136,169
James Haggarty	54,673	82,693	—	—	137,366
Richard J. Hall (5)(6)	157,708	165,382	—	—	323,090
William Matlack	83,898	82,693	—	—	166,590
Charles Oliver	52,478	82,693	—	—	135,171
Blair Schultz	48,288	82,693	—	—	130,981

Notes:

(1)

Mr. Huet does not receive compensation for acting as a director of the Company. All compensation paid by the Company to Mr. Huet is disclosed under “Part 29 – Statement of Executive Compensation – Summary Compensation Table” above.

(2)

In the case of Mr. Hall, all fees are paid in US$. In the case of Messrs. Cooper, Daniel, Haggarty, Matlack, Oliver and Schultz, all fees are paid in C$, and the US$ value in this table is calculated using the noon exchange rate as of December 29, 2017, the last business day of the year, which was US$1.2529 per C$1.00.

(3)	Includes all fees awarded, earned or paid in cash for services as a director, including annual Klondex Board, committee and chair retainer fees.
(4)

These amounts represent the value of Klondex DSUs granted during 2017, based on the fair value of the award on the grant date calculated in accordance with FASB ASC 718 and converted from C$ to US$ based on the noon exchange rate on December 29, 2017, the last business day of the year.

(5)	Mr. Hall’s role as Chairman is a non-executive position and is on a part-time basis.

(6)

Fees received by Mr. Hall are paid by the Company under the Chairman Agreement in respect of Mr. Hall’s services to the Company as Chairman of the Klondex Board and compensation paid by the Company to Mr. Hall under the Hall Agreement. Payments under the Hall Agreement ceased as of July 1, 2017.

Compensation and Governance Committee Report

The Compensation and Governance Committee has reviewed and discussed with management the Company’s Compensation Discussion and Analysis included herein. Based on such review and discussions, the Compensation and Governance Committee has recommended to the Klondex Board that the Compensation Discussion and Analysis be included in this Circular.

Submitted by the members of the Compensation and Governance Committee of the Board of Directors:

Mark Daniel, Chair

Richard J. Hall

Charles Oliver

Director Option-Based and Share-Based Awards

Incentive Plan Awards – Outstanding Share-Based Awards and Option-Based Awards

The following table sets forth information in respect of all awards outstanding at the end of the year ended December 31, 2017. This includes awards granted prior to and during the most recently completed financial year.

Name (1)	Option-based Awards				Share-based Awards
	Number of securities underlying unexercised options (#)	Option exercise price (2) (US$)	Option expiration date	Value of unexercised in-the-money options (3) (US$)	Number of shares or units of shares that have not vested (#)	Market or payout value of share-based awards that have not vested (4) (US$)	Market or payout value of vested share-based awards not paid out or distributed (4) (US$)
Rodney Cooper	26,667	2.28	July 21, 2019 July 24, 2020	8,752	—	—	117,570
Mark Daniel	33,333	2.98	July 24, 2020	10,940	—	—	117,570
James Haggarty	100,000 80,000	1.90 2.28	July 21, 2019 July 24, 2020	70,994 26,257	—	—	117,570
Richard J. Hall	300,000 160,000	1.76 2.28	Sep 12, 2019 July 24, 2020	254,804 52,514	—	—	235,135
William Matlack	117,000 80,000	1.90 2.28	July 21, 2019 July 24, 2020	83,063 26,257	—	—	117,570
Charles Oliver	100,000	2.04	Dec 31, 2020	56,533	—	—	117,570
Blair Schultz	400,000 80,000	1.90 2.28	July 21, 2019 July 24, 2020	283,978 26,257	—	—	117,570

Notes:

(1)	The disclosure relating to outstanding share-based and option-based awards for Mr. Huet is set out above under “Part 29 – Statement of Executive Compensation – Incentive Plan Awards” of this Circular.
(2)

Option awards have exercise prices denominated in C$. The exercise prices shown were converted from C$ to US$ based on the noon C$ to US$ exchange rate on the date of grant, or, in the case where the TSX is closed, the prior day noon or daily exchange rate, as applicable.

(3)

Value is based on the difference between the market price of the Klondex Shares underlying the options and the exercise price of the options as at December 29, 2017, converted from C$ to US$ based on the noon exchange rate on the date of grant. The closing price of the Klondex Shares as listed on the NYSE American on December 29, 2017 was US$2.61 per Klondex Share.

(4)

Value is shown as at December 29, 2017 and is based on the closing price of the Klondex Shares as listed on the NYSE American on December 29, 2017. The closing price of the Klondex Shares as listed on the NYSE American on December 29, 2017, the last trading day of the year on which the markets were open, was US$2.61 per Klondex Share.

Incentive Plan Awards – Value Vested or Earned During the Year

The following table sets out the value vested or earned under incentive plans during the year ended December 31, 2017, for each director of the Company, other than Paul Huet.

Name	Option-based awards – Value vested during the year (2)(3) (US$)	Share-based awards – Value vested during the year (3)(4) (US$)	Non-equity incentive plan compensation –Value earned during the year (US$)
Rodney Cooper	37,391	—	—
Mark Daniel	46,737	—	—
James Haggarty	37,391	—	—
Richard J. Hall	74,780	—	—
William Matlack	37,391	—	—
Charles Oliver	17,958	—	—
Blair Schultz	37,391	22,797	—

Notes:

(1)	The disclosure relating to outstanding share-based and option-based awards for Mr. Huet is set out above under “Part 29 – Statement of Executive Compensation – Incentive Plan Awards” of this Circular.
(2)	This is the aggregate dollar value that would have been realized if the options vested during the year had been exercised on their respective vesting dates.
(3)

In the case where vesting dates fell on a date on which the markets were closed, the closing price on the prior trading day was used for the calculation. The US$ value was calculated using the noon or daily exchange rate, as applicable, on the date of vesting.

(4)	This is the aggregate dollar value realized upon vesting of share-based awards as of vesting date.

Indebtedness of Officers and Directors

No directors, proposed nominees for election as directors, executive officers or their respective associates or affiliates were indebted to the Company since the beginning of the most recently completed financial year. No executive officers, directors, employees and former executive officers, directors and employees of the Company or any of its subsidiaries are indebted to the Company or any of its subsidiaries as of the date hereof.

Directors’ and Officers’ Liability Insurance

The Company has purchased directors and officers liability insurance coverage for the directors and officers of the Company. The insurance coverage has an aggregate limit of C$85,000,000.

PART 31. COMPENSATION PLANS

Summary of the Klondex 2016 Stock Option Plan

Purpose of the Klondex 2016 Stock Option Plan

The Klondex 2016 Stock Option Plan provides for the acquisition of Klondex Shares by eligible participants and the payment of bonus compensation in the form of Klondex Shares or, at the option of the Company, cash for the purpose of advancing the interests of the Company and any affiliates of the Company through the motivation, attraction and retention of eligible employees, directors and contractors and to secure for the Company and the Klondex Shareholders the benefits in the ownership of Klondex Shares by eligible participants, it being generally recognized that share option plans and restricted share unit plans aid in attracting, retaining and encouraging employees, directors and consultants due to the opportunity offered to them to acquire a proprietary interest in the Company.

Administration of the Klondex 2016 Stock Option Plan

The Klondex 2016 Stock Option Plan is administered by the Compensation and Governance Committee and the Compensation and Governance Committee has full authority to administer the Klondex 2016 Stock Option Plan, including the authority to interpret and construe any provision of the Klondex 2016 Stock Option Plan and to adopt, amend and rescind such rules and regulations for administering the Klondex 2016 Stock Option Plan as the Compensation and Governance Committee may deem necessary in order to comply with the requirements of the Klondex 2016 Stock Option Plan, subject in all cases to compliance with regulatory requirements. The Compensation and Governance Committee has the authority, in its sole discretion, to accelerate the vesting of Klondex 2016 Options, and the authority to accelerate or waive performance, service or other vesting conditions with respect to Klondex 2016 RSUs, or deem such conditions to be satisfied, provided however that with respect to U.S. Participants (as defined in the Klondex 2016 Stock Option Plan), no such acceleration or waiver of vesting conditions will change the time at which such Klondex 2016 RSUs will be settled/paid out, except to the extent permitted by applicable law.

Determination of Participants and Participation

The Compensation and Governance Committee shall from time to time determine the participants who may participate in the Klondex 2016 Stock Option Plan (the “Participants”) and to whom Klondex 2016 Options, Klondex 2016 RSUs and/or Performance RSUs may be granted, including the number of Klondex Shares to be made subject to, and the expiry date of, each Klondex 2016 Option granted to a Participant, the other terms of each Klondex 2016 Option granted to a Participant, and the provisions and restrictions of each Klondex 2016 RSU and/or Performance RSU granted to a Participant, all such determinations to be made in accordance with the terms and conditions of the Klondex 2016 Stock Option Plan, and the Compensation and Governance Committee may take into consideration the present and potential contributions of and the services rendered by the particular Participant to the success of the Company and the affiliates of the Company and any other factors which the Compensation and Governance Committee deems appropriate and relevant.

Limitations

The maximum number of Klondex Shares available for issuance from treasury under the Klondex 2016 Stock Option Plan, subject to adjustment in the event of a stock dividend, consolidation, subdivision or reclassification or otherwise, together with all of the Company’s other previously established or proposed share compensation arrangements (including, for greater certainty, the Klondex 2013 Share Incentive Plan) shall not exceed 8.9% of the total number of Klondex Shares then outstanding, provided that the maximum number Klondex Shares available for issuance in connection with Klondex 2016 RSU and Performance RSU grants under the Klondex 2016 Stock Option Plan shall not exceed 4.0% of the total number of Klondex Shares then outstanding (subject to adjustment as provided for in the Klondex 2016 Stock Option Plan). Any Klondex Shares subject to a Klondex Option, Klondex RSU or Performance RSU which has been granted under the Klondex 2016 Stock Option Plan or the Klondex 2013 Share Incentive Plan and which has been cancelled or terminated in accordance with the terms of the applicable plan prior to such Klondex Option, Klondex RSU or Performance RSU being fully vested will again be available for issuance under the Klondex 2016 Stock Option Plan. In the event that the Company elects to satisfy its payment obligation with respect to Klondex RSUs or Performance RSUs in cash rather than delivering Klondex Shares, any Klondex Shares that otherwise would have been subject to such Klondex RSU or Performance RSU will again be available for issuance under the Klondex 2016 Stock Option Plan.

The maximum number of Klondex Shares issuable to Insiders (within the meaning of the TSX Company Manual), at any time, pursuant to the Klondex 2016 Stock Option Plan and any other security-based compensation arrangements of the Company (including, for greater certainty, the Klondex 2013 Share Incentive Plan) is 10% of the total number of Klondex Shares then outstanding. The maximum number of Klondex Shares issuable to insiders, within any one (1) year period, pursuant to the Klondex 2016 Stock Option Plan and any other security-based compensation arrangements of the Company, is 10% of the total number of Klondex Shares then outstanding.

The maximum number of Klondex Shares issuable to non-employee directors, at any time, pursuant to the Klondex 2016 Stock Option Plan and any other security-based compensation arrangements of the Company (including, for greater certainty, the Klondex 2013 Share Incentive Plan) is 1% of the total number of Klondex Shares then outstanding. The total annual grant to any one non-employee director, within any one (1) year period, pursuant to the Klondex 2016 Stock Option Plan and any other security-based compensation arrangements of the Company (including, for greater certainty, the Klondex 2013 Share Incentive Plan) shall not exceed a maximum grant value of C$150,000 worth of securities, of which the value of Klondex Options shall not exceed C$100,000 per non-employee director. In determining the value of securities granted under all security-based compensation arrangements of the Company, the generally-accepted valuation model must be used.

For the purpose of determining limitations, the number of Klondex Shares then outstanding shall mean the number of Klondex Shares outstanding on a non-diluted basis immediately prior to the proposed grant of the applicable Klondex Option, Klondex RSU or Performance RSU.

For the purpose of determining limitations, the aggregate number of securities granted under all security-based compensation arrangements of the Company will be calculated without reference to the initial securities granted under such arrangements to a person (who was not previously an insider of the Company or an affiliate of the Company) upon such person becoming a director of the Company or an affiliate of the Company; however, the aggregate number of securities granted under all security-based compensation arrangements of the Company in such initial grant may not exceed a maximum grant value of C$150,000 worth of securities, of which the value of Klondex Options shall not exceed C$100,000 per non-employee director.

In order to comply with the provisions of Section 162(m) (as defined in the Klondex 2016 Stock Option Plan), no Participant may be granted Klondex 2016 RSUs and/or Performance RSUs whether ultimately settled in Klondex Shares or cash, for more than 3,000,000 Klondex Shares (subject to adjustment related to a stock dividend, consolidation, subdivision or reclassification or as otherwise permitted) in the aggregate in any calendar year. No Participant will be granted Klondex 2016 Options for more than 3,000,000 Klondex Shares (subject to adjustment related to a stock dividend, consolidation, subdivision or reclassification or as otherwise permitted) in the aggregate in any calendar year. This limitation only applies with respect to the Klondex 2016 Options, Klondex 2016 RSUs and Performance RSUs granted under the Klondex 2016 Stock Option Plan, and limitations on awards granted under any other shareholder approved executive incentive plan maintained by the Company will be governed solely by the terms of such other plan.

Grant of Klondex 2016 Options

The Klondex 2016 Stock Option Plan provides for the grant of Klondex 2016 Options for the purchase of Klondex Shares to eligible employees and eligible contractors. Each Klondex 2016 Option grant is to be evidenced by a stock option notice or stock option agreement setting out the terms and conditions consistent with the provisions of the Klondex 2016 Stock Option Plan, which terms and conditions need not be the same in each case and which terms and conditions may be changed from time to time. Directors are not eligible for grants of Klondex 2016 Options under the Klondex 2016 Stock Option Plan.

The price per Klondex Share at which any Klondex Share which is the subject of a Klondex 2016 Option may be purchased is to be determined by the Compensation and Governance Committee at the time the Klondex 2016

Option is granted, provided that such price is not less than the greater of: (i) the Market Value (as defined herein) (generally being the weighted average trading price of Klondex Shares on the TSX for the five (5) consecutive trading days immediately prior to the date as of which Market Value is determined) on the last trading day immediately preceding the date of the grant of such Klondex 2016 Option; and (ii) the closing price of the Klondex Shares on the TSX or any other stock exchange on which the Klondex Shares are listed on the last trading day immediately preceding the date of grant of such Klondex 2016 Option.

The Klondex 2016 Option period for each Klondex 2016 Option is the period of time as shall be determined by the Compensation and Governance Committee. Subject to certain exceptions, a Klondex 2016 Option period cannot exceed ten (10) years. However, if the expiration date falls within a blackout period or within ten (10) business days after a blackout period expiry date, then the expiration date of the Klondex 2016 Option will be the date which is ten (10) business days after the blackout period expiry date.

If Klondex 2016 Options granted under the Klondex 2016 Stock Option Plan are surrendered, terminated or expire without being exercised in whole or in part, new Klondex 2016 Options may be granted covering the Klondex Shares not purchased under the lapsed Klondex 2016 Options.

Except as otherwise specifically provided by the Klondex 2016 Stock Option Plan in connection with a Change of Control (as defined in the Klondex 2016 Stock Option Plan) and subject to any additional limitations contained in any employment contract, a Klondex 2016 Option may be exercised during the term of the Klondex 2016 Option only in accordance with the vesting schedule, if any, determined by the Compensation and Governance Committee, in its sole and absolute discretion, at the time of the grant of the Klondex 2016 Option, which vesting schedule may include performance vesting or acceleration of vesting in certain circumstances and which may be amended or changed by the Compensation and Governance Committee from time to time with respect to a particular Klondex 2016 Option.

Effect of Change of Control on Klondex 2016 Options

In the event of a Change of Control and if, within twelve (12) months of such Change of Control, the Company terminates the employment or services of said optionee/employee for any reason other than just cause or if the optionee is an eligible employee and terminates his or her employment with the Company for “good reason” or as otherwise specified in the grant agreement, then, on such date, all of the optionee’s Klondex 2016 Options will immediately fully vest, if not already vested. In the foregoing event, all Klondex 2016 Options so vested may be exercised in whole or in part by the optionee from such applicable date until their respective expiry dates.

If there is a take-over bid (within the meaning of the Securities Act) made for all or a portion of the outstanding Klondex Shares, then the Compensation and Governance Committee may, by resolution, permit all Klondex 2016 Options outstanding to become immediately exercisable, in order to permit Klondex Shares issuable under such Klondex 2016 Options to be tendered to such bid. The Klondex 2016 Stock Option Plan includes such a provision to allow the Compensation and Governance Committee and Klondex Board flexibility to act in the interests of all stakeholders in the event the Company is the target of a take-over bid.

Effect of Death on Klondex 2016 Options

If a Participant which is not an individual, the primary individual providing services to the Company or an affiliate of the Company, on behalf of the eligible contractor (in each case, the “deceased”), shall die, any Klondex 2016 Option held by the deceased at the date of such death shall become immediately exercisable notwithstanding any term or condition of such Klondex 2016 Option, and shall be exercisable in whole or in part only by the person or persons to whom the rights of the optionee under the Klondex 2016 Option shall pass by the will of the deceased or the laws of descent and distribution for a period of one (1) year following the date of death, but only to the extent that such optionee was entitled to exercise the Klondex 2016 Option at the date of the deceased’s death in accordance with the Klondex 2016 Stock Option Plan.

Effect of Termination of Employment or Services on Klondex 2016 Options

If a Participant: (i) ceases to be a director of the Company or an affiliate of the Company (and is not or does not continue to be an employee thereof) for any reason (other than death); or (ii) ceases to be employed by, or provide services to, the Company or an affiliate of the Company (and is not or does not continue to be a director or officer thereof), or any corporation engaged to provide services to the Company or an affiliate of the Company, for any reason (other than death) or receives notice from the Company or an affiliate of the Company of the termination of his or her employment contract, except as otherwise provided in any applicable employment contract or applicable stock option notice or stock option agreement, in situations of termination not for cause, such Participant will have ninety (90) days (unless extended by the Klondex Board) following the termination to exercise his or her Klondex 2016 Options to the extent that such participant was entitled to exercise such Klondex 2016 Options at the date of termination and, in situations other than a termination not for cause, any Klondex 2016 Options held by such Participant on the date of termination shall be forfeited and cancelled as of that date. Notwithstanding the foregoing or any employment contract, in no event may such right extend beyond the original Klondex 2016 Option period.

Grant of Klondex 2016 RSUs and Performance RSUs

Subject to the limitations in the Klondex 2016 Stock Option Plan, the Company may from time to time grant Klondex 2016 RSUs and Performance RSUs to U.S. Participants and Canadian Participants (as defined in the Klondex 2016 Stock Option Plan) who are not eligible contractors in such numbers, at such times and on such terms and conditions, consistent with the Klondex 2016 Stock Option Plan, as the Compensation and Governance Committee may in its sole discretion determine.

Vesting of Klondex 2016 RSUs and Performance RSUs

A Klondex 2016 RSU and/or a Performance RSU award granted to a Participant for services rendered will entitle the Participant, subject to the Participant’s satisfaction of any conditions, restrictions or limitations imposed under the Klondex 2016 Stock Option Plan, Klondex 2016 RSU grant letter and/or Performance RSU grant letter to receive a payment in fully paid Klondex Shares or, at the option of the Company, in cash in an amount equal to the Market Value of the Klondex Shares issuable under the Klondex 2016 RSU award and/or Performance RSU award. The date on which a Klondex 2016 RSU award and/or a Performance RSU award, or the relevant portion thereof, becomes fully vested (whether by virtue of the satisfaction of performance conditions or time-based continued service conditions, as a result of the Compensation and Governance Committee’s action to waive vesting conditions and accelerate vesting, or any other reason under the terms of the Klondex 2016 Stock Option Plan and applicable Klondex 2016 RSU grant letter and/or Performance RSU grant letter) is the vesting date.

The Klondex 2016 RSU grant letter and/or Performance RSU grant letter will specify the date(s) on which the Klondex 2016 RSUs and/or Performance RSUs will be settled/paid out, typically at the end of the performance period (for performance-based vesting conditions), or at the end of the required continued service period (for time-based service vesting conditions), which date(s) shall be no later than December 31st of the third calendar year following the service year applicable to the particular Klondex 2016 RSU and/or Performance RSU award (each such date a “Scheduled Payment Date”). Except as otherwise provided in the Klondex 2016 Stock Option Plan, the redemption/payment with respect to Klondex 2016 RSUs and/or Performance RSUs will occur on the Scheduled Payment Date(s). Notwithstanding that the vesting date(s) for such Klondex 2016 RSUs and/or Performance RSUs may be earlier. For greater certainty and by way of example, if a Klondex 2016 RSU grant letter states that the Klondex 2016 RSUs become vested as to 1/3 of the units on the first anniversary of the grant date, 1/3 on the second anniversary and 1/3 on the third anniversary, the vesting dates will be the first, second and third anniversaries of the grant date, in each case as to 1/3 of the units awarded under the Klondex 2016 RSU grant letter. However, the Klondex 2016 RSU grant letter may specify that the Scheduled Payment Date with respect to all of the Klondex 2016 RSUs is the third anniversary of the grant date. Similarly, if a Performance

RSU award becomes fully vested upon achievement of stated performance goals (including vesting of a portion of the Performance RSU award if stated goals have been achieved at specific intervals during the performance period), the date on which the portion of the Performance RSU award becomes vested and non-forfeitable is the vesting date. The Klondex 2016 RSU grant letter and/or the Performance RSU grant letter may provide that the Scheduled Payment Date for all such Klondex 2016 RSUs and/or Performance RSUs under the Klondex 2016 RSU award and/or Performance RSU award, as applicable, is the last day of the performance period, notwithstanding that a portion of the Klondex 2016 RSUs and/or Performance RSUs may become vested earlier.

Subject to the foregoing, the Compensation and Governance Committee is to, in its sole discretion, determine any and all conditions that may be based on either or both of time and performance criteria. Except as otherwise determined by the Compensation and Governance Committee and as set forth in the applicable Klondex 2016 RSU grant letter and/or Performance RSU grant letter or, as provided in an applicable employment contract (but, as to U.S. Participants, an employment contract will not alter or amend the terms of Klondex 2016 RSUs and/or Performance RSUs that are outstanding as of the effective date of the applicable provisions in the employment contract in a manner that will cause the outstanding Klondex 2016 RSUs and/or Performance RSUs to fail to comply with applicable US laws):

1.

in the event of the death of a Participant, all unvested Klondex 2016 RSUs and/or Performance RSUs credited to the Participant will vest on the date of the Participant’s death. The Klondex Shares represented by the Klondex 2016 RSUs and/or Performance RSUs held by the Participant shall be issued or acquired in the open market by the broker of the Company, or cash will be paid, as determined by the Compensation and Governance Committee, to or for the benefit of the Participant’s estate on the ninetieth (90th) day following the Participant’s death;

2.

in the event of the disability of a Participant, Klondex 2016 RSUs and/or Performance RSUs that were not vested as of the date the Participant experiences a disability will be forfeited, provided that a pro rata portion of such unvested Klondex 2016 RSUs and/or Performance RSUs shall not be forfeited but will be settled/paid out at the time and in the manner that otherwise would apply under the terms of the Klondex 2016 Stock Option Plan and applicable Klondex 2016 RSU grant letter and/or Performance RSU grant letter. The pro rata portion will be determined based on the number of days the Participant was employed by the Company or an affiliate of the Company (in the case of an eligible employee), or the number of days of service to the Company or an affiliate of the Company (in the case of an eligible consultant) during the performance period prior to the onset of the disability as compared to the total number of days in the performance period;

3.

subject to a Change of Control, if a Participant ceases to be employed by, or provide services to, the Company or an affiliate of the Company (and is not or does not continue to be a director or employee thereof) as a result of termination without cause, all unvested Klondex 2016 RSUs and/or Performance RSUs credited to the Participant shall be forfeited; and

4.

if a Participant: (i) ceases to be a director of the Company or an affiliate of the Company (and is not or does not continue to be an employee thereof) for any reason other than death or disability; or (ii) ceases to be employed by, or provide services to the Company or an affiliate of the Company (as is not or does not continue to be a director or employee thereof) for any reason other than death, disability or termination without cause, all Klondex 2016 RSUs and/or Performance RSUs held by such Participant shall be forfeited and cancelled as of the date of termination, and the Participant shall have no entitlement to receive any payment in respect of such forfeited and cancelled as of the date of termination, and the Participant will have no entitlement to receive any payment in respect of such forfeited Klondex 2016 RSUs and/or Performance RSUs or any other amount in respect of such forfeited Klondex 2016 RSUs and/or Performance RSUs, by way of damages, payment in lieu or otherwise.

Settlement of Klondex 2016 RSUs and Performance RSUs

Subject to the ability of the Company to choose to settle Klondex 2016 RSUs and/or Performance RSUs by way of a cash payment to the Participant, as described below, the payment obligation in respect of any vested

Klondex 2016 RSUs and/or Performance RSUs, net of any applicable taxes and other source deductions required to be withheld, will be settled, on the redemption of the Klondex 2016 RSUs and/or Performance RSUs, with the issue of fully paid Klondex Shares from treasury or, in the event that the Company elects not to issue Klondex Shares from treasury, by having a broker acquire Klondex Shares in the open market (using funds paid by the Company to a broker of the Participant for such purpose) on behalf of the Participant.

In the event that the Company elects to satisfy its payment obligation in cash, the Klondex 2016 RSUs and/or Performance RSUs shall be redeemed and paid by the affiliate of the Company that is the employer of the Participant to the Participant subject to any withholding taxes and other source deductibles. The Market Value (as defined herein) of the vested Klondex 2016 RSUs and/or Performance RSUs so redeemed shall, after deduction of any applicable taxes and other source deductions required to be withheld by the applicable affiliate of the Company, be paid in cash.

In the event that the payment obligation in respect of vested Klondex 2016 RSUs and/or Performance RSUs is settled in Klondex Shares, a Participant may direct to have a broker sell such Klondex Shares on behalf of the Participant.

For information regarding the treatment of Klondex 2016 RSUs and Performance RSUs in connection with the Arrangement, please see the information under “Part 7 – The Arrangement – Treatment of Klondex RSUs and Performance RSUs” of this Circular.

Payment of Dividend Equivalents

Subject to the absolute discretion of the Compensation and Governance Committee and in accordance with the Klondex 2016 Stock Option Plan, the Compensation and Governance Committee may elect to credit, as a bonus for services rendered in the calendar year containing the payment date for cash dividends paid on Klondex Shares (the “Dividend Payment Date”), a Participant with additional Klondex 2016 RSUs and/or Performance RSUs. In such case, the number of additional Klondex 2016 RSUs and/or Performance RSUs so credited will be equal to the aggregate amount of dividends that would have been paid to the Participant if the Klondex 2016 RSUs and/or Performance RSUs in the Participant’s account as of the record date for payment of such dividends (the “Dividend Record Date”) had been Klondex Shares divided by the Market Value of a Klondex Share on the Dividend Payment Date. The additional Klondex 2016 RSUs and/or Performance RSUs will vest on the vesting date of the particular Klondex 2016 RSU and/or Performance RSU award to which the additional Klondex 2016 RSUs and/or Performance RSUs relate and settlement/payment in respect of such additional Klondex 2016 RSUs and/or Performance RSUs will occur at the same time as settlement/payment occurs with respect to the underlying Klondex 2016 RSUs and/or Performance RSUs to which they relate.

Effect of Change of Control on Klondex 2016 RSUs

With respect to Klondex 2016 RSUs, in the event of a Change of Control and if, within twelve (12) months of such Change of Control, the Company terminates the employment or services of said Participant/eligible employee for any reason other than “just cause” or the Participant is an eligible employee and terminates his or her employment with the Company for “good reason” or as otherwise specified in the grant agreement, then, on the date of such event of termination, all Klondex 2016 RSUs outstanding and held by the Participant shall immediately vest and shall be redeemed in accordance with the redemption provisions of the Klondex 2016 Stock Option Plan, notwithstanding any restricted period(s) or any applicable deferred payment date(s) that otherwise would apply.

For information regarding the treatment of Klondex 2016 RSUs in connection with the Change of Control that will occur in connection with the Arrangement, please see the information under “Part 7 – The Arrangement –Treatment of Klondex RSUs and Performance RSUs” of this Circular.

Effect of Change of Control on Performance RSUs

With respect to Performance RSUs, in the event of a Change of Control:

(a)

If, at the time of the Change of Control, the Participant is an eligible employee and, within twelve (12) months of such Change of Control, the Company terminates the employment or services of said Participant/eligible employee for any reason other than “just cause” or the Participant is an eligible employee and terminates his or her employment with the Company for “good reason”, then a pro rata portion of the Performance RSUs shall vest on the basis that the Performance RSU vesting date is the date of the Change of Control (unless otherwise determined by the Compensation and Governance Committee, acting reasonably), such pro rata portion of such Performance RSUs to be determined based on the number of days between the date of grant and the date of the Change of Control versus the number of days in the entire performance period for such Performance RSUs, after applying a payout percentage that reflects the level of achievement of objective performance goals, either individually, alternatively or in any combination, applied on a corporate, subsidiary, division, business unit or line of business basis (the “Performance Goals”) that can be determined as at the date of the Change of Control, and with respect to the Performance Goals that are still in progress or that otherwise cannot be so determined as at the date of the Change of Control, assuming that such Performance Goals are achieved at target. Any Performance RSUs which the Compensation and Governance Committee determines to vest shall become vested and shall be redeemed. Any Performance RSUs which do not become vested shall be terminated and forfeited without payment.

(b)

Notwithstanding any other provision of the Klondex 2016 Stock Option Plan, if Performance RSUs become vested, the Market Value with respect to such Performance RSUs shall be the price per Klondex Share offered or provided for in the Change of Control transaction (unless otherwise determined by the Compensation and Governance Committee, acting reasonably).

(c)

Except as set forth in the Klondex 2016 Stock Option Plan, if, before any of the Performance RSUs of a Participant vest in accordance with the terms thereof; the Participant is an employee of an affiliate of the Company, but not the Company; and a person, together with persons acting jointly or in concert with such person, other than the Company or an affiliate of the Company, becomes the holder of 50% or more of the aggregate number of voting rights attaching to the outstanding voting securities of such affiliate of the Company (the date such person, together with persons acting jointly or in concert with such person becomes such a holder being hereinafter referred to as the “Acquisition Date”), and, as to U.S. Participants, such event constitutes a “change in ownership”, a “change in effective control” or a “change in the ownership of a substantial portion of the assets” of an affiliate of the Company, as defined in the applicable U.S. law; then unless otherwise provided in an award agreement: a pro rata portion of the Performance RSUs granted to the Participant shall vest on the basis that the vesting date is the Acquisition Date (unless otherwise determined by the Compensation and Governance Committee, acting reasonably), such pro rata portion of such Performance RSUs to be determined based on the number of days between the date of grant and the date of the Change of Control versus the number of days in the entire performance period for such Performance RSUs, after applying a payout percentage that reflects the level of achievement of Performance Goals that can be determined as at the date of the Change of Control, and with respect to the Performance Goals that are still in progress or that otherwise cannot be so determined as at the date of the Change of Control, assuming that such Performance Goals are achieved at target. Any Performance RSUs which the Compensation and Governance Committee determines to vest shall become vested and shall be redeemed. Any Performance RSUs which do not become vested shall be terminated and forfeited without payment.

For information regarding the treatment of Performance RSUs in connection with the Change of Control that will occur in connection with the Arrangement, please see the information under “Part 7 – The Arrangement –Treatment of Klondex RSUs and Performance RSUs” of this Circular.

Amendment of the Klondex 2016 Stock Option Plan

The Klondex Board or the Compensation and Governance Committee, as the case may be, may suspend or discontinue the Klondex 2016 Stock Option Plan, or any portion thereof, at any time without first obtaining shareholder approval and in its absolute discretion, provided that, without the consent of a Participant, such suspension or discontinuance may not in any manner adversely affect the Participant’s rights under any Klondex 2016 Option, Klondex 2016 RSU or Performance RSU granted under the Klondex 2016 Stock Option Plan. The Klondex Board or the Compensation and Governance Committee may not make the following amendments to the Klondex 2016 Stock Option Plan, without receiving shareholder approval and any required regulatory approval:

(a)

change the maximum number of securities issuable under the Klondex 2016 Stock Option Plan, including an increase to the fixed maximum number of Klondex Shares or a change from a fixed maximum number of Klondex Shares to a fixed maximum percentage, other than an adjustment related to a stock dividend, consolidation, subdivision or reclassification;

(b)	make amendments to remove or to exceed the insider participation limit;

(c)	make amendments to the non-employee director participation limit;

(d)	reduce the exercise price of any Klondex 2016 Option, other than an adjustment related to a stock dividend, consolidation, subdivision or reclassification;

(e)	extend the expiry date of a Klondex 2016 Option other than as then permitted under the Klondex 2016 Stock Option Plan;

(f)

change the number of days set out in the Klondex 2016 Stock Option Plan with respect to the extension of the expiry date of a Klondex 2016 Option expiring during or immediately following a blackout period;

(g)

cancel any Klondex 2016 Option and replace such Klondex 2016 Option with a Klondex 2016 Option which has a lower exercise price, other than an adjustment related to a stock dividend, consolidation, subdivision or reclassification;

(h)

make amendments to the non-assignment provision of the Klondex 2016 Stock Option Plan that would permit Klondex 2016 Options, Klondex 2016 RSUs or Performance RSUs or any other right or interest of a Participant under the Klondex 2016 Stock Option Plan, to be assigned or transferred, other than for normal estate settlement purposes;

(i)	make amendments to the Participants to whom Klondex 2016 Options Klondex 2016 RSUs or Performance RSUs may be granted pursuant to the Klondex 2016 Stock Option Plan, respectively; and

(j)	make amendments to the amendment provision of the Klondex 2016 Stock Option Plan.

The Klondex Board or the Compensation and Governance Committee may, subject to receipt of requisite regulatory approval, where required, in its sole discretion and without shareholder approval, make all other amendments to the Klondex 2016 Stock Option Plan that are not of the type contemplated above, including, without limitation:

(a)	amendments of a housekeeping nature;

(b)

the addition or a change to the vesting provisions of a Klondex 2016 Option, a Klondex 2016 RSU or a Performance RSU or the Klondex 2016 Stock Option Plan, other than changes to the exercise price and the expiration date of a Klondex 2016 Option related to a stock dividend, consolidation, subdivision or reclassification or as otherwise permitted under the Klondex 2016 Stock Option Plan;

(c)	a change to the termination provisions of a Klondex 2016 Option, a Klondex 2016 RSU or a Performance RSU or the Klondex 2016 Stock Option Plan;

(d)	amendments to reflect changes to applicable securities laws;

(e)

amendments to the provisions concerning the effect of the termination of a Klondex 2016 Option holder’s position, employment or services of such Klondex 2016 Option holder’s status under the Klondex 2016 Stock Option Plan;

(f)

amendments to provide a cashless exercise feature to any Klondex 2016 Option or the Klondex 2016 Stock Option Plan, provided that such amendment ensures the full deduction of the number of underlying Klondex Shares from the total number of Klondex Shares subject to the Klondex 2016 Stock Option Plan; and

(g)

amendments to ensure that the Klondex 2016 RSUs and/or the Performance RSUs granted under the Klondex 2016 Stock Option Plan will comply with any provisions respecting income tax and other laws in force in any country or jurisdiction of which a Participant to whom a Klondex 2016 RSU and/or a Performance RSU has been granted may from time to time be resident or a citizen.

Non-Assignability

No Klondex 2016 Option, Klondex 2016 RSU or Performance RSU and no other right or interest of a Participant is assignable or transferable, but shall thereafter enure to the benefit of and be binding upon the beneficiaries of the Participant.

Adjustments to the Number of Klondex Shares subject to the Klondex 2016 Stock Option Plan

In the event there is any change in the Klondex Shares, whether by reason of a stock dividend, consolidation, subdivision, reclassification or otherwise, an appropriate adjustment shall be made by the Compensation and Governance Committee in: (a) the number of Klondex Shares available under the Klondex 2016 Stock Option Plan; (b) the number of Klondex Shares subject to any Klondex 2016 Option, Klondex 2016 RSU or Performance RSU; and (c) the exercise price of the Klondex Shares subject to Klondex 2016 Options. If the foregoing adjustment shall result in a fractional Klondex Share, the fraction shall be disregarded. All such adjustments shall be conclusive, final and binding for all purposes of the Klondex 2016 Stock Option Plan.

Securities Exchange Take-over Bid

In the event that the Company becomes the subject of a take-over bid (within the meaning of the Securities Act) pursuant to which 100% of the issued and outstanding Klondex Shares are acquired by the offeror either directly or as a result of the compulsory acquisition provisions of the Securities Act and where consideration is paid in whole or in part in equity securities of the offeror, the Compensation and Governance Committee may send notice to all optionees and all holders of Klondex 2016 RSUs and/or Performance RSUs requiring them to surrender their Klondex 2016 Options, Klondex 2016 RSUs and/or Performance RSUs, as applicable, within ten (10) days of the mailing of such notice, and the optionees and holders of Klondex 2016 RSUs and/or Performance RSUs shall be deemed to have surrendered such Klondex 2016 Options or Klondex 2016 RSUs and/or Performance RSUs, as applicable, on the tenth (10th) day after the mailing of such notice without further formality, provided that:

(a)

the offeror delivers with such notice an irrevocable and unconditional offer to grant replacement options to the optionees or replacement restricted share rights to the holders of Klondex 2016 RSUs and/or Performance RSUs, as applicable, on the equity securities offered as consideration;

(b)

the Compensation and Governance Committee has determined, in good faith, that such replacement options or restricted share rights, as applicable, have substantially the same economic value as the Klondex 2016 Options or Klondex 2016 RSUs and/or Performance RSUs, as applicable, being surrendered; and

(c)

the surrender of Klondex 2016 Options or Klondex 2016 RSUs and/or Performance RSUs and the granting of replacement options or replacement restricted share rights can be effected on a tax deferred basis under the Tax Act and in a manner that complies with, and creates no adverse tax consequences under applicable U.S. tax laws.

Summary of Klondex DSU Plan

Purpose of the Klondex DSU Plan

The purpose of the Klondex DSU Plan is to assist the Company in the recruitment and retention of qualified persons to serve as directors of the Company and to align the interests of eligible directors of the Company (the “Eligible Directors”) with the long-term interests of the Klondex Shareholders.

Administration of the Klondex DSU Plan

The Klondex DSU Plan is administered by the Compensation and Governance Committee and the Compensation and Governance Committee has full authority to administer the Klondex DSU Plan including the authority to interpret and construe any provision of the Klondex DSU Plan and to adopt, amend and rescind such rules and regulations for administering the Klondex DSU Plan as the Compensation and Governance Committee may deem necessary in order to comply with the requirements of the Klondex DSU Plan.

Determination of Eligible Directors and Participation

The Compensation and Governance Committee will, from time to time, determine the Eligible Directors who may participate in the Klondex DSU Plan, the Eligible Directors to whom Klondex DSUs will be granted, and the provisions and restrictions with respect to such grant. All such determinations are to be made in accordance with the terms and conditions of the Klondex DSU Plan. In making its determination, the Compensation and Governance Committee may take into consideration the present and potential contributions of and the services rendered by the particular Eligible Director to the success of the Company and any other factors which the Compensation and Governance Committee deems appropriate and relevant.

Grant of Klondex DSUs

The Compensation and Governance Committee may, from time to time, grant Klondex DSUs to an Eligible Director in such numbers, at such times and on such terms and conditions, consistent with the Klondex DSU Plan, as the Compensation and Governance Committee may, in its sole discretion, determine to be appropriate in respect of the services the Eligible Director renders as a member of the Klondex Board. For greater certainty, the Compensation and Governance Committee will, in its sole discretion, determine any and all conditions to the vesting of any Klondex DSUs granted to an Eligible Director, which conditions will be set out in the Klondex DSU grant letter. The Compensation and Governance Committee may in its sole and absolute discretion accelerate and/or waive any vesting or other conditions for all or any Klondex DSUs for any Eligible Director at any time and from time to time, subject to the requirements of applicable laws, and provided that any such acceleration of vesting or waiver of any vesting or other conditions will not accelerate the settlement/payment of such Klondex DSUs, which will occur upon the Eligible Director’s separation from service. Klondex DSUs that are fully vested at the time of grant as set forth in the applicable Klondex DSU grant letter, or that become vested through the satisfaction of any applicable vesting or other conditions or the waiver of such vesting or other conditions by the Compensation and Governance Committee, are referred to as “Vested Klondex DSUs”.

Redemption of Klondex DSUs

Vested Klondex DSUs will be redeemed following the separation of service of a U.S. Eligible Director (as defined in the Klondex DSU Plan) or following the termination date of a Canadian Eligible Director (as defined in the Klondex DSU Plan), on a date selected by the Compensation and Governance Committee in its sole discretion, provided that such date will be on or before December 31st of the calendar year in which the separation from service occurs, or, if later by the date that is 2  1⁄2 months after the date of the separation from service and the Eligible Director will have no ability to influence, directly or indirectly, the calendar year in which payment is made (the “Redemption Date”). Vested Klondex DSUs credited to the Eligible Director’s account will be redeemed and will be paid by the Company to the Eligible Director (or if the Eligible Director has died, to the Eligible Director’s beneficiary) in the form of a lump sum cash payment, less applicable withholding taxes.

The Market Value of the Klondex DSUs for the purposes of determining the amount to be paid to the Eligible Director upon redemption of Klondex DSUs will be determined as of the Redemption Date. Each Klondex DSU so redeemed will entitle the Eligible Director to receive the Market Value in cash in an amount that is rounded down to the nearest cent, less any applicable withholding taxes as deducted, withheld and/or remitted. The date on which such cash payment is made to the Eligible Director is referred to as the “Payment Date”.

The Payment Date with respect to Klondex DSUs of U.S. Eligible Directors will in all cases be on or before December 31st of the calendar year in which the separation from service occurs, or, if later by the date that is 2  1⁄2 months after the date of the separation from service and the Eligible Director will have no ability to influence, directly or indirectly, the calendar year in which the Payment Date occurs. In selecting the Redemption Date, the Compensation and Governance Committee will give due consideration to the time required to process the redemption of Klondex DSUs in order to ensure that the Payment Date will occur within the requisite time limitations.

In the event that any Redemption Date is after the date on which the Klondex Shares ceased to be traded on the TSX or any other exchange on which the Klondex Shares trade, provided such cessation in trading is not reasonably expected to be temporary (the “Cease Trade Date”), the Market Value of the Klondex DSUs redeemed by or in respect of the Eligible Director must be determined in accordance with the following: (i) where the Eligible Director’s separation from service is before or not more than one (1) year after the last trading day before the Cease Trade Date, the value of each Klondex DSU credited to the Eligible Director’s account at his or her Redemption Date will be equal to the Market Value on the last trading day before the Cease Trade Date; and (ii) where the Eligible Director’s separation from service is after the date that is more than one (1) year after the last trading day before the Cease Trade Date, the value of each Klondex DSU credited to the Eligible Director’s account at his or her Redemption Date will be based on the fair market value of a Klondex Share of the Company or of a corporation which is related to the Company for the purposes of the Tax Act at his or her Redemption Date as determined on a reasonable and equitable basis by the Compensation and Governance Committee after receiving the advice of one or more independent firms of investment bankers of national repute.

Upon payment of a redemption amount in satisfaction of Klondex DSUs credited to the account of an Eligible Director, the particular Klondex DSUs in respect of which such payment was made will be cancelled and no further payments will be made from the Klondex DSU Plan in relation to such Klondex DSUs.

Notwithstanding any other provision of the Klondex DSU Plan, all amounts payable to, or in respect of, a Canadian Eligible Director hereunder must be paid on or before December 31st of the first calendar year commencing immediately after the Canadian Eligible Director’s termination date, and no amounts will be paid prior to the Canadian Eligible Director’s termination date.

In the event that an Eligible Director’s Redemption Date as determined would otherwise fall between the Dividend Record Date and the Dividend Payment Date, the Redemption Date will be the day immediately following such Dividend Payment Date for purposes of recording in the account of the Eligible Director dividend equivalent amounts and making the calculation of the Market Value of the Vested Klondex DSUs. In the event that the Company is unable, by an Eligible Director’s Redemption Date, to compute the Market Value of the Vested Klondex DSUs recorded in such Eligible Director’s account by reason of the fact that any data required in order to compute the Market Value of a Klondex Share has not been made available to the Company, then the Redemption Date will be the next following trading day on which such data is made available to the Company.

In the event that an Eligible Director’s Redemption Date as determined falls on or within ten (10) business days of the expiration of a blackout period applicable to such Eligible Director, then the Redemption Date will be extended to the close of business on the tenth (10th) business day following the expiration of the blackout period.

If the number of outstanding Klondex Shares is increased or decreased as a result of a subdivision, consolidation, reclassification or recapitalization and not as a result of the issuance of Klondex Shares for additional consideration or by way of a dividend in the ordinary course, the Compensation and Governance Committee will make appropriate adjustments to the number of Klondex DSUs outstanding under the Klondex DSU Plan provided that the dollar value of Klondex DSUs credited to an Eligible Director’s account immediately after such an adjustment will not exceed the dollar value of the Klondex DSUs credited to such Eligible Director’s account immediately prior thereto. Any determinations by the Compensation and Governance Committee as to the adjustments will be made in its sole discretion and all such adjustments will be conclusive and binding for all purposes under the Klondex DSU Plan.

The following provisions are applicable to Eligible Directors who are both U.S. Eligible Directors and Canadian Eligible Directors (the “Dual Participants”). For greater clarity, these forfeiture provisions are intended to avoid adverse tax consequences under applicable tax laws of the U.S. and Canada, that may result because of the different requirements as to the time of settlement of Klondex DSUs with respect to Dual Participant’s separation from service and such Dual Participant’s retirement or loss of office (under tax laws of Canada). Unless it is determined that no adverse tax consequences under either the U.S. tax regime or the Canadian tax regime would result, if a Dual Participant otherwise would be entitled to payment of Klondex DSUs in any of the following circumstances, such Klondex DSUs shall instead be immediately and irrevocably forfeited (for greater certainty, without any compensation therefor):

1.

a Dual Participant experiences a separation from service upon ceasing to be a director while continuing to provide services as an employee in circumstances that do not constitute a retirement from, or loss of office or employment with, the Company or an affiliate of the Company thereof;

2.

a Dual Participant experiences a serious disability that continues for more than twenty-nine (29) months in circumstances that constitute a separation from service and do not constitute a retirement from, or loss of office or employment with, the Company or an affiliate of the Company thereof; or

3.

a Dual Participant experiences a retirement from, or loss of office or employment with, the Company or an affiliate of the Company thereof, by virtue of ceasing employment as both an employee and as a director, but he or she continues to provide services as an independent contractor such that he or she has not experienced a separation from service.

Designation of Beneficiary

Subject to the requirements of applicable laws, an Eligible Director will designate in writing a person who is a dependent or relation of the Eligible Director as a beneficiary to receive any benefits that are payable under the Klondex DSU Plan upon the death of such Eligible Director. The Eligible Director may, subject to applicable law, change such designation from time to time. Such designation or change will be in such written form as may be determined by the Company from time to time. The initial designation of each Eligible Director will be executed and filed with the Compensation and Governance Committee: (a) in the case of an existing director, within thirty (30) days following the effective date of the Klondex DSU Plan; or (b) in the case of a new director, within thirty (30) days after the Eligible Director’s appointment to the Klondex Board.

Effect of Death on Klondex DSUs

In the event of an Eligible Director’s death prior to separation from service, any and all Klondex DSUs then credited to the Eligible Director’s account will become payable to the Eligible Director’s beneficiary and for greater certainty, the date of death will be deemed to be the date of the Eligible Director’s separation from service.

Klondex DSU Grant Letter

Each grant of a Klondex DSU award under the Klondex DSU Plan will be evidenced by a Klondex DSU grant letter to the Eligible Director from the Company. Klondex DSU grant letters will be subject to all of the applicable terms and conditions of the Klondex DSU Plan and may be subject to any other terms and conditions which are not inconsistent with the Klondex DSU Plan and which the Compensation and Governance Committee deems appropriate for inclusion in a Klondex DSU grant letter. The provisions of the various Klondex DSU grant letters issued under the Klondex DSU Plan need not be identical.

Effect of Change of Controls on Klondex DSUs

If there is a Change of Control (as defined in the Klondex DSU Plan), all Klondex DSUs outstanding will immediately vest on the date of such Change of Control. In any event, upon a Change of Control, Eligible Directors will not be treated any more favourably than shareholders of the Company with respect to the consideration that the Eligible Directors would be entitled to receive for their Klondex Shares.

For information regarding the treatment of Klondex DSUs in connection with the Change of Control that will occur in connection with the Arrangement, please see the information under “Part 7 – The Arrangement –Treatment of Klondex DSUs” of this Circular.

Termination of Unvested Klondex DSUs

All Klondex DSUs that have not vested prior to the Eligible Director’s separation from service will terminate and be of no further force and effect.

Amendment and Termination of the Klondex DSU Plan

The Klondex DSU Plan may be amended, suspended or terminated in whole or in part at any time by the Klondex Board or the Compensation and Governance Committee, as the case may be, provided that no amendment will be made which would cause the Klondex DSU Plan, or any Klondex DSUs granted hereunder, to cease to comply with applicable laws.

The Klondex Board or the Compensation and Governance Committee may, in its sole discretion, make the following amendments to the Klondex DSU Plan:

1.	amend the number of securities under the Klondex DSU Plan;

2.	change the definition of “Eligible Director” under the Klondex DSU Plan which would have the potential of narrowing, broadening or increasing insider participation;

3.	make amendments to the amendment provision of the Klondex DSU Plan;

4.

make amendments to the assignment and transfer provision of the Klondex DSU Plan that would permit Klondex DSUs, or any other right or interest of an Eligible Director under the Klondex DSU Plan, to be assigned or transferred, other than for normal estate settlement purposes;

5.	amendments of a housekeeping nature;

6.	the addition or a change to the vesting provisions of a Klondex DSU or the Klondex DSU Plan;

7.	a change to the termination provisions of a Klondex DSU or the Klondex DSU Plan;

8.	amendments to reflect changes to applicable securities laws; and

9.

amendments to ensure that the Klondex DSUs granted under the Klondex DSU Plan will comply with any provisions respecting income tax and other laws in force in any country or jurisdiction of which an Eligible Director to whom a Klondex DSU has been granted may from time to time be resident or a citizen.

Effect of Assignment and Transfer

Rights and obligations under the Klondex DSU Plan may be assigned by the Company to a corporate successor in the business of the Company, any corporation resulting from any amalgamation, reorganization, combination, merger or arrangement of the Company, or any corporation acquiring all or substantially all of the assets or business of the Company. In no event may the rights or interests of an Eligible Director under the Klondex DSU Plan be assigned, encumbered, pledged, transferred or alienated in any way, except to the extent that certain rights may pass to a beneficiary upon death of an Eligible Director pursuant to the terms of the Klondex DSU Plan. DSUs are non-transferable.

No Contract of Employment

Nothing contained in the Klondex DSU Plan will confer or be deemed to confer upon any Eligible Director the right to continue in the employment of, or to provide services to, the Company or an affiliate of the Company nor interfere or be deemed to interfere in any way with any right of the Company or an affiliate of the Company to discharge any Eligible Director at any time for any reason whatsoever, with or without cause. Participation in the Klondex DSU Plan by an Eligible Director must be voluntary.

Adjustments and Reorganization

In the event of any subdivision, consolidation or distribution of Klondex Shares to the Klondex Shareholders (excluding by way of dividend payment in the ordinary course or a distribution of Klondex Shares under any compensation arrangement of the Company or any of its subsidiaries or other affiliates controlled by the Company, that contemplates the issuance of Klondex Shares from treasury), or upon a capital reorganization, reclassification, exchange, or other change with respect to the Klondex Shares, or a consolidation, amalgamation, arrangement or other form of business combination of the Company with another person, or a sale, lease or exchange of all or substantially all of the property of the Company or other distribution of the Company’s assets to shareholders (other than by way of dividend payment in the ordinary course), then the account of each Eligible Director and the Klondex DSUs outstanding under the Klondex DSU Plan will be adjusted in such manner, if any, as the Klondex Board or the Compensation and Governance Committee deems appropriate in order to preserve, proportionally, the interests of the Eligible Directors under the Klondex DSU Plan, provided that the dollar value of Klondex DSUs credited to an Eligible Director’s account immediately after such an adjustment will not exceed the dollar value of the Klondex DSUs in such Eligible Director’s account immediately prior thereto and provided further that the value of Klondex DSUs will always depend on the fair market value of Klondex Shares (or Klondex Shares of a corporation related to the Company for purposes of the Tax Act). All adjustments must, at all times, be in compliance with applicable laws.

Securities Exchange Take-over Bid

In the event that the Company becomes the subject of a take-over bid (within the meaning of the Securities Act) pursuant to which 100% of the issued and outstanding Klondex Shares are acquired by the offeror either directly or as a result of the compulsory acquisition provisions of the incorporating statute and where consideration is paid in whole or in part in equity securities of the offeror, the Compensation and Governance Committee may send notice to all holders of Klondex DSUs requiring them to surrender their Klondex DSUs within ten (10) days of the mailing of such notice, and the holders of Klondex DSUs will be deemed to have surrendered such Klondex DSUs on the tenth (10th) day after the mailing of such notice without further formality, provided that:

1.

the offeror delivers with such notice an irrevocable and unconditional offer to grant replacement deferred share rights to the holders of Klondex DSUs on the equity securities offered as consideration;

2.

the Compensation and Governance Committee has determined, in good faith, that such replacement deferred share rights have substantially the same economic value as the Klondex DSUs being surrendered; and

3.	the surrender of Klondex DSUs and the granting of replacement deferred share rights can be effected on a tax deferred basis under the Tax Act and in compliance with applicable laws.

For the purposes of the Klondex DSU Plan, “Market Value” means, with respect to any particular date, the greater of either: (a) the weighted average trading price of Klondex Shares on the TSX and any other exchange on which the Klondex Shares are listed; and (b) the average of daily high and low board lot trading prices of the Klondex Shares on the TSX and any such other exchange, in each case for the five (5) consecutive trading days immediately prior to the date as of which Market Value is determined, provided that (i) where the Market Value would be determined with reference to a period commencing after a fiscal quarter end of the Company and ending prior to the public disclosure of interim financial statements for such quarter (or annual financial statements in the case of the fourth quarter), the calculation of the Market Value will be made with reference to the fifth (5th) trading day immediately following the date of public disclosure of the financial statements for that quarter, and (ii) in the event of a Cease Trade Date (as defined below), Market Value shall be such other value as may be determined under the Klondex DSU Plan.

PART 32. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Klondex Shares as of [●], 2018 by:

•	each of the Company’s NEOs;

•	each of the Company’s directors;

•	all of the Company’s executive officers and directors as a group; and

•	each person (including any “group”) who is known by the Company to beneficially own more than 5% of the Company’s issued and outstanding Klondex Shares.

Under SEC rules, “beneficial ownership” for purposes of this table takes into account Klondex Shares as to which the individual has or shares voting and/or investment power as well as Klondex Shares that may be acquired within 60 days and is different from beneficial ownership for any other purpose. Klondex Shares that may be acquired by an individual or group within 60 days pursuant to the exercise of options or warrants or the vesting of Klondex RSUs are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

Except as indicated in the footnotes to this table, to the best of the Company’s knowledge, the persons and entities named in the table have sole voting and investment power with respect to all Klondex Shares shown as beneficially owned by them. Except as otherwise indicated, the address of each Klondex Shareholder is c/o Klondex Mines Ltd., 1055 West Hastings Street, Suite 2200, Vancouver, British Columbia, V6E 2E9.

The percentage of shares beneficially owned is computed on the basis of [●] Klondex Shares outstanding as of [●], 2018.

Directors and Named Executive Officers	Amount and Nature of Beneficial Ownership		Percent of Class
Paul Huet (1)	[885,289	]	[	*]
Barry Dahl (2)	[412,374	]	[	*]
John Antwi (3)	[334,640	]	[	*]
Michael Doolin (4)	[344,750	]	[	*]
Rodney Cooper (5)	[234,987	]	[	*]
Mark Daniel (6)	[70,316	]	[	*]
James Haggarty (7)	[294,270	]	[	*]
Richard Hall (8)	[569,625	]	[	*]
William Matlack (9)	[1,419,488	]	[	*]
Charles Oliver (10)	[145,046	]	[	*]
Blair Schultz (11)	[1,044,333	]	[	*]
Brian Morris (12)	[371,227	]
All directors and executive officers as a group (12 individuals) (13)	[6,126,346	]	[	●]%

5% Shareholders	Amount and Nature of Beneficial Ownership		Percent of Class
Van Eck Associates Corporation (14)	[10,596,964	]	[	●]%
666 Third Ave – 9th Fl, New York, New York 10017

Sentry Investments Corp. et al. (15)	[12,963,900	]	[	●]%
199 Bay Street, Suite 2700, Commerce Court West, PO Box 108
Toronto, Ontario M5L 1E2

US Global Investors Inc. et al, (16)	[11,606,500	]	[	●]%
7900 Callaghan Road, San Antonio, Texas 78229

Cambridge Global Asset Management (17)	[25,655,311	]	[	●]%
A Business unit of CI Investments Inc. 2 Queen Street East, Twentieth Floor
Toronto, Ontario M5C 3G7

Waterton (18)	[18,604,814	]	[	●]%
The principal business address of each of WGRM Inc., Wells,
Brandon, Toor, Schoor, and Elishis is Commerce Court West, 199 Bay Street, Suite 5050
Toronto, Ontario, M5L 1E2, Canada
The principal business address of each Waterton Mining LP, Waterton
Mining GP, Waterton Fund II,
WGRM LP and WGRM Corp. is Ugland House, Grand Cayman,
Cayman Islands, KY1-1104
The principal business address of Waterton Nevada is 9650 Gateway Drive, Suite 202, Reno, NV 89521

Blackrock, Inc. (19)	[12,923,238	]	[	●]%
55 East 52nd Street
New York, NY 10055

Hecla Mining Company (20)	[47,885,883	]	[	●]%
6500 North Mineral Drive, Suite 200
Coeur d’Alene, Idaho 83815

Notes:

*	Less than 1%.
(1)	Represents [535,289] Klondex Shares and [350,000] Klondex Options exercisable through June 30, 2018.
(2)	Represents [205,207] Klondex Shares and [207,167] Klondex Options exercisable through June 30, 2018.
(3)	Represents [34,640] Klondex Shares and [300,000] Klondex Options exercisable through June 30, 2018.
(4)	Represents [96,750] Klondex Shares and [248,000] Klondex Options exercisable through June 30, 2018.
(5)	Represents [208,320] Klondex Shares and [26,667] Klondex Options exercisable through June 30, 2018.
(6)	Represents [36,983] Klondex Shares and [33,333] Klondex Options exercisable through June 30, 2018.
(7)	Represents [114,270] Klondex Shares and [180,000] Klondex Options exercisable through June 30, 2018.
(8)	Represents [109,625] Klondex Shares and [460,000] Klondex Options exercisable through June 30, 2018.
(9)	Represents [1,222,488] Klondex Shares and [197,000] Klondex Options exercisable through June 30, 2018.
(10)	Represents [45,046] Klondex Shares and [100,000] Klondex Options exercisable through June 30, 2018.
(11)	Represents [564,333] Klondex Shares and [480,000] Klondex Options exercisable through June 30, 2018.
(12)	Represents [34,227] Klondex Shares and [337,000] Klondex Options exercisable through June 30, 2018.
(13)	Represents [3,207,178] Klondex Shares and [2,919,168] Klondex Options exercisable through June 30, 2018.
(14)

Based upon information regarding Company holdings reported by way of a Schedule 13G filed by Van Eck Associates Corporation with the SEC on April 9, 2018. Van Eck Associates Corporation has sole voting power with respect to 10,330,064 Klondex Shares and sole dispositive power with respect to 10,596,964 Klondex Shares.

(15)

Based upon information regarding Company holdings reported by way of Schedule 13G filed on February 14, 2018, by Sentry Investments Corp. (“SIC”), Sentry Investments Inc. (“SII”) and Sentry Precious Metals Fund (“SPMF” and collectively with SIC and SII, “Sentry”). Sentry has sole voting power and sole dispositive power with respect to 12,963,900 Klondex Shares. SII, a wholly-owned subsidiary of SIC, has sole voting power and sole dispositive power with respect to 12,963,900 Klondex Shares and is manager and trustee of SPMF, which has sole voting power and sole dispositive power with respect to 9,540,100 Klondex Shares.

(16)

Based upon information regarding Company holdings reported by way of a Schedule 13G filed on February 18, 2014, by Frank E. Holmes (“Holmes”), U.S. Global Investors, Inc. (“USGI”) and U.S. Global Investors World Precious Minerals Fund (“WPMF” and collectively with Holmes and USGI, “U.S. Global”). U.S. Global has sole voting power and sole dispositive power with respect to 11,606,500 Klondex Shares. Holmes is the CEO and controlling shareholder of USGI. USGI has sole voting power and sole dispositive power with respect to 11,606,500 Klondex Shares and is manager of WPMF, which has sole voting power and sole dispositive power with respect to 2,575,000 Klondex Shares.

(17)

Based upon information regarding Company holdings reported by way of an alternative monthly report December 10, 2017 filed on behalf of CI Investments Inc. with the applicable Canadian provincial securities regulators under the alternative monthly reporting system of National Instrument 62-103 – The Early Warning System and Related Take-Over Bid and Insider Reporting Issues. This filing indicates that Cambridge Global Asset Management exercises control over but not ownership of 25,655,311 Klondex Shares.

(18)

Based upon information regarding Company holdings reported by way of a Schedule 13G filed on March 5, 2018 by (i) Waterton Mining Parallel Fund Offshore Master, LP (“Waterton Mining LP”), (ii) Waterton Mining Parallel Fund Offshore GP Corp. (“Waterton Mining GP”), (iii) Waterton Global Resource Management, Inc. (“WGRM Inc.”), (iv) Waterton Nevada Splitter, LLC (“Waterton Nevada”), (v) Waterton Precious Metals Fund II Cayman, LP (“Waterton Fund II”), (vi) Waterton Global Resource Management, LP (“WGRM LP”), (vii) Waterton Global Resource Management Cayman Corp. (“WGRM Corp.”), (viii) Richard J. Wells (“Wells”), (ix) Cheryl Brandon (“Brandon”), (x) Kanwaljit Toor (“Toor”), (xi) Kalman Schoor (“Schoor”) and (xii) Isser Elishis (“Elishis”). Each of WGRM Inc., Wells, Brandon, Toor, Schoor and Elishis (collectively, “Waterton”) has shared voting power and shared dispositive power with respect to 18,604,814 Klondex Shares. Each of Waterton Fund II, WGRM LP and WGRM Corp. has shared voting power and shared dispositive power with respect to 13,107,754 Klondex Shares. Each of Waterton Mining LP and Waterton Mining GP has shared voting power and shared dispositive power with respect to 5,497,060 Klondex Shares and Waterton Nevada has shared voting power and shared dispositive power with respect to 7,600,000 Klondex Shares. Waterton Mining GP is the general partner of Waterton Mining LP. WGRM Inc. is the sole shareholder of Waterton Mining GP and also provides investment advisory services to Waterton Mining LP. Elishis is the sole manager of Waterton Nevada. Waterton Fund II is the holder of a majority of the outstanding membership interests of Waterton Nevada. WGRM LP is the general partner of Waterton Fund II. WGRM Corp. is the general partner of WGRM LP. WGRM Inc. is the sole shareholder of WGRM Corp. and also provides investment advisory services to Waterton Fund II. Wells, Brandon, Toor, Schoor and Elishis are the shareholders of WGRM Inc. and collectively, indirectly have the voting and dispositive power of the Klondex Shares beneficially owned by Waterton Mining LP, the Klondex Shares beneficially owned by Waterton Nevada (including 5,000,000 Klondex Shares issuable upon exercise of Klondex Warrants beneficially owned by Waterton Nevada) and the Klondex Shares beneficially owned by Waterton Fund II.

(19)

Based upon information regarding Company holdings reported by way of a Schedule 13G filed by BlackRock Inc. with the SEC on February 1, 2018. BlackRock Inc. has sole voting power with respect to 12,135,145 Klondex Shares and sole dispositive power with respect to 12,923,238 Klondex Shares.

(20)

Based upon information regarding Company holdings by way of a Schedule 13D filed by Hecla with the SEC on March 23, 2018. All of the 47,885,883 Klondex Shares reported above are controlled by two institutional Klondex Shareholders, William Matlack, Blair Schultz, Paul Huet, Richard Hall, Barry Dahl, James Haggarty, and Rodney Cooper. In connection with the Arrangement, Hecla has entered into agreements with each of the aforementioned persons or entities, as more particularly described under the heading “Part 7 – The Arrangement – Voting and Support Agreements” of this Circular. As a result of such agreements, Hecla has, or may be deemed to have, shared voting power and shared dispositive power over the 47,885,883 Klondex Shares. Neither the filing of the Schedule 13D nor any of its contents shall be deemed to constitute an admission by Hecla that it is the beneficial owner of such 47,885,883 Klondex Shares for the purposes of Section 13(d) of the U.S. Exchange Act or for any other purpose.

PART 33. AUDIT COMMITTEE INFORMATION

Audit Committee

The members of the Audit Committee are James Haggarty (Chair), Rodney Cooper and William Matlack. All of the members are deemed to be “independent” for purposes of the applicable NYSE American listing standards, SEC rules and NI 52-110, and “financially literate”, as defined in NI 52-110. Further, the Klondex Board has determined that at least one member of the Audit Committee, Mr. Haggarty, qualifies as an “audit committee financial expert”, as defined in the applicable SEC rules.

The Klondex Board has adopted a written mandate for the Audit Committee in accordance with applicable NYSE American listing standards and NI 52-110 in carrying out its audit and financial review functions (the “Audit Committee Mandate”). The text of the Audit Committee Mandate is available on the Company website at www.klondexmines.com under the “Investors – Corporate Governance” tab.

The Audit Committee reviews all financial statements of the Company prior to their publication, reviews audits or communications, recommends the appointment of independent auditors, reviews and approves the professional services to be rendered by them and reviews fees for audit services. The Audit Committee typically meets quarterly. The Audit Committee meets both separately with auditors (without management present) as well as with management present. The Audit Committee and the auditors discuss the various aspects of the Company’s financial presentation in the areas of audit risk and U.S. GAAP.

Relevant Education and Experience

Each member of the Audit Committee has skills and experiences that provide the member with: an understanding of the accounting principles used by the issuer to prepare its financial statements; the ability to assess the general application of such accounting principles in connection with the accounting for estimates, accruals and provisions; experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company’s financial statements, or experience actively supervising one or more individuals engaged in such activates; and an understanding of internal controls and procedures for financial reporting.

James Haggarty is a Chartered Professional Accountant (C.P.A. and C.A.) and holds an Honours Bachelor of Commerce degree from the University of Windsor. He has held senior executive positions as Chief Executive Officer, Executive VP Operations, VP Financial Operations, and VP Corporate Development with public and private companies including the Sim International where he currently is President and Chief Executive Officer. From November 2015 to March 2016, Mr. Haggarty was the Managing Director of Gibraltar Growth Corporation, a company listed on the TSX and was on Gibraltar’s Board until June 2016. Prior to that, Mr. Haggarty was the Chief Executive Officer of SHOP.CA, a technology and e-commerce company, from April 2014 to October 2015. From 2012 to April 2014, Mr. Haggarty served as President of J.E.L.L. Advisors, a consulting firm he founded in 2012. From April 2005 to February 2012, Mr. Haggarty was Executive Vice President at Rogers Communications Inc. Mr. Haggarty has extensive experience with audit committees and public company boards throughout his career, stemming back to 1993 with Inmet Mining (formerly Metal Mining). Mr. Haggarty currently serves on the board of directors of GreenSpace Brands Inc., a TSX listed company, and he previously was a member of the board of directors of Gibraltar Growth Corporation, also listed on the TSX. Mr. Haggarty is a volunteer board member of the Toronto Blue Jays Care Foundation.

Rodney Cooper has been involved in the mining industry for over 30 years, with broad experience in technical services, operations, project management, investment evaluation and finance. He is a mining engineer, having obtained the P.Eng. designation, and a past director of the Mining Association of Canada and the Alberta Chamber of Resources. Mr. Cooper is currently Chief Operating Officer of Labrador Iron Mines Holdings, a position he has occupied since December 2011, and formerly served as its President. He previously served as Vice President and Senior Analyst at Dundee Securities, Chief Operating Officer at Baffinland Iron Mines Corporation and Vice President Technical Services at Kinross Gold Corporation. His experience in gold mining extends over 20 years, including extensive work in the western United States, including Nevada. Mr. Cooper’s underground design, development and operations experience is directly applicable to the Company’s projects. He graduated with Honours in Applied Science, Mining Engineering, from Queens University, in Kingston, Ontario and earned his MBA from the University of Toronto.

William Matlack is an investment banker, private investor, and mineral explorer. He has 20 years of experience in the mining industry, primarily with major gold mining companies, followed by 19 years in mining finance in the securities industry, including positions in metals and mining equity research with major brokerage firms. He currently specializes in metals and mining investment banking with Scarsdale Equities LLC, a firm he has been associated with since November 2006. His gold industry experience includes contributions to several world-class gold discoveries with Santa Fe Pacific Gold Corp. (now Newmont Mining Corporation) and Gold Fields. He served as Interim Chief Executive Officer of the Company in 2012. He has a B.A. in Geology from Carleton College and a M.S. in Geology from the University of Minnesota.

For more information see “Part 25 – Annual Matters –  Proposal One: Election of Directors” of this Circular.

PART 34. STATEMENT OF CORPORATE GOVERNANCE PRACTICES

Canadian securities regulatory policy as reflected in NI 58-101 requires that TSX-listed companies disclose on an annual basis their approach to corporate governance. NP 58-201 provides regulatory staff’s guidance as to preferred governance practices, although such guidelines are not prescriptive (other than for audit committees). Disclosure of the Company’s approach to corporate governance in the context of this instrument and policy (together, the “Policies”) is set out below.

Klondex Board Mandate

The Klondex Board has adopted a written mandate that acknowledges that it is responsible for the stewardship of the business and affairs of the Company. The Klondex Board seeks to perform such responsibility by reviewing, discussing and approving the Company’s strategic planning and organizational structure and supervising management to ensure that the foregoing enhance and preserve the underlying value of the Company and that the Company operates with honesty and integrity in the conduct of its business. The Klondex Board reviews and assesses the adequacy of the Klondex Board mandate at least annually or otherwise, as it deems appropriate, and makes any necessary changes. A copy of this mandate is available on the Company website at www.klondexmines.com under the “Investors – Corporate Governance” tab and is attached to this Circular as Appendix “M” of this Circular.

Position Descriptions

The Klondex Board has adopted written position descriptions for the Chairman of the Klondex Board, the Chair of each Klondex Board committee and the Lead Director (in the absence of an independent Chairman of the Klondex Board). Currently, the position of Chair of the Klondex Board is occupied by Mr. Richard J. Hall, an independent director. The responsibilities of the Chairman are further outlined in the Chairman Agreement between the Company and Mr. Hall. Pursuant to the Chairman Agreement, Mr. Hall shall be primarily responsible for the management and effective performance of the Klondex Board and shall provide leadership to the Klondex Board and, in connection therewith shall:

(a)	act in an advisory capacity to the senior officers of the Company in all matters concerning the interests and management of the Company;

(b)	provide leadership to the Klondex Board, including:

(i)	leading, managing and organizing the Klondex Board consistent with the approach to corporate governance established by the Klondex Board from time to time;

(ii)	promoting cohesiveness among the directors;

(iii)	being satisfied, together with the Lead Director, if any, that the responsibilities of the Klondex Board and the committees of the Klondex Board are well understood by the Klondex Board;

(iv)	assisting the Klondex Board in ensuring the integrity of the senior officers and that such senior officers create a culture of integrity throughout the Company;

(v)

together with the Lead Director, if any, and the Chair of the Compensation and Governance Committee, reviewing from time to time the committees of the Klondex Board, the Chairs of such committees and the mandates of such committees; and

(vi)

together with the Lead Director, if any, and the Chair of the Compensation and Governance Committee, ensuring that the Klondex Board, the committees of the Klondex Board, individual directors and the senior officers understand and discharge their respective obligations consistent with the approach to corporate governance established by the Klondex Board from time to time;

(c)

in connection with meetings of the Klondex Board, be responsible for the following (in consultation with the Lead Director, if any, and the Chair of the Compensation and Governance Committee, as appropriate):

(i)	scheduling meetings of the Klondex Board;

(ii)	coordinating with the Chairs of the committees of the Klondex Board the scheduling of meetings of the committees;

(iii)	reviewing with the Lead Director, if any, matters for consideration by the Klondex Board;

(iv)	together with the Lead Director, if any, ensuring that all matters required to be considered by the Klondex Board are presented to the Klondex Board;

(v)	setting the agenda for meetings of the Klondex Board;

(vi)	monitoring the adequacy of materials provided to the Klondex Board;

(vii)	ensuring that the Klondex Board has sufficient time to review the materials provided and to fully discuss the business that is presented to the Klondex Board;

(viii)	presiding over meetings of the Klondex Board; and

(ix)	encouraging free and open discussion at meetings of the Klondex Board; and

(d)	carry out such other duties and obligations as is typical for a director or non-executive chairman of a publicly listed company and as required by applicable law.

Mr. Hall agreed to provide the services on a part-time basis during the term of the Chairman Agreement or otherwise as may be agreed. Pursuant to the Chairman Agreement, Mr. Hall may perform services for and on behalf of third parties other than the Company, provided that: (i) Mr. Hall is available to perform in a timely manner the agreed upon services under the Chairman Agreement, and (ii) the performance of services by Mr. Hall for and on behalf of such third party does not create a material conflict of interest in respect of his obligations to the Company, whether under the Chairman Agreement or otherwise.

The Klondex Board also relies upon past practice to delineate the role and responsibilities of the Chair of the Klondex Board. The roles of the Chair of the Audit Committee, the Chair of the Compensation and Governance Committee, the Chair of the Mine Safety and Health Committee, the Chair of the ERM Committee and the Chair of the Independent Committee are described in the respective mandates for such committees. The role of the Chair of the Legacy Committee was described in the mandate for such committee. The role of the Chief Executive Officer is based upon the role of chief executive officers carried out at companies of similar size, scope and industry.

Composition of the Klondex Board

The Klondex Board is currently comprised of eight members, seven of whom are independent directors under the applicable NYSE American standards, SEC rules and Canadian securities laws and regulations. Mr. Huet is non-independent, due to the fact that he serves as the President and Chief Executive Officer of the Company.

Name	Independent/Non-Independent
Rodney Cooper	Independent
Mark J. Daniel	Independent
Richard J. Hall	Independent
James Haggarty	Independent
Paul Huet	Non-Independent
William Matlack	Independent
Charles Oliver	Independent
Blair Schultz	Independent

During the fiscal year ended December 31, 2017, the Klondex Board held 7 meetings, the Audit Committee held 5 meetings, the Compensation and Governance Committee held 4 meetings, the Mine Safety and Health Committee held 2 meetings and the ERM Committee held 3 meetings. The Legacy Committee did not hold any formal meetings during the fiscal year ended December 31, 2017 and was disbanded on August 2017. The table below sets out the number of meetings of the Klondex Board and its committees attended by each director. The independent directors make it a practice to hold an in-camera session at every Klondex Board meeting or shortly thereafter and held 7 such meetings during the 2017 year. Additionally, Klondex Board members are encouraged but not required to attend the annual meeting of Klondex Shareholders. All of the directors serving at such time attended the 2017 annual and special meeting of Klondex Shareholders. No member of the Klondex Board attended fewer than 75% of the aggregate of: (i) the total number of meetings of the Klondex Board held during the period while he was a director; and (ii) the total number of meetings held by all committees of the Klondex Board on which such director served during the period while such director served on the applicable committee.

Name	Board Meetings Attended	Audit Committee Meetings Attended	Compensation and Governance Committee Meetings Attended	Mine Safety and Health Committee Meetings Attended	ERM Committee Meetings Attended (1)	Legacy Committee Meetings Attended (2)
Rodney Cooper	7 of 7	5 of 5	N/A	2 of 2	N/A	N/A
Mark J. Daniel	7 of 7	N/A	4 of 4	N/A	N/A	N/A
James Haggarty	7 of 7	5 of 5	N/A	2 of 2	3 of 3	N/A
Richard J. Hall	7 of 7	N/A	4 of 4	N/A	N/A	Nil
Paul Huet	6 of 7	N/A	N/A	2 of 2	N/A	Nil
William Matlack	7 of 7	5 of 5	N/A	N/A	N/A	Nil
Charles Oliver	7 of 7	N/A	4 of 4	2 of 2	3 of 3	N/A
Blair Schultz	7 of 7	N/A	N/A	2 of 2	3 of 3	Nil

Notes:

(1)	The Legacy Committee was disbanded in August 2017 and held no meetings during the 2017 year.

Directorships

As of the date hereof, none of the directors of the Company serves on the board of any other reporting issuers, other than as set out below.

Name	Reporting Issuer	Market
Mark J. Daniel	Alamos Gold Inc.	TSX, NYSE

James Haggarty	GreenSpace Brands Inc. (formerly Aumento IV Capital Corporation)	TSXV

Richard J. Hall	IAMGOLD Corporation Orla Mining Ltd.	TSX, NYSE TSXV

Charles Oliver	Cabral Gold Inc. Orezone Gold Corporation	TSXV TSXV

Blair Schultz	Eastmain Resources Inc. OK2 Minerals Ltd. Ring the Bell Capital Corp.	TSX TSXV

Committees of the Klondex Board

The Klondex Board’s committees include the Audit Committee, the Compensation and Governance Committee, the Mine Safety and Health Committee, the ERM Committee and the Independent Committee. The Klondex Board had a Legacy Committee which was disbanded in August 2017. The Klondex Board does not have a separate nominating committee. The Compensation and Governance Committee is charged with annually evaluating the size of the Klondex Board and the persons to recommend as nominees for the position of a director of the Company, as well as other positions as detailed below.

Audit Committee

See “Part 33 – Audit Committee Information” of this Circular.

Compensation and Governance Committee

The Compensation and Governance Committee is currently comprised of three directors, Mark Daniel (Chair), Richard J. Hall and Charles Oliver, each of whom is independent under the applicable NYSE American standards, SEC rules and Canadian securities laws and regulations and each of whom the Klondex Board believes has direct and indirect expertise, experience and education relevant to their role as members thereof. The Klondex Board has also adopted a formal mandate for the Compensation and Governance Committee, which is available on the Company website at www.klondexmines.com under the “Investors – Corporate Governance” tab.

The overall purposes of the Compensation and Governance Committee are to assist the Klondex Board in:

(a)	maintaining high standards of corporate governance by developing, recommending and monitoring effective guidelines and procedures applicable to the Company; and

(b)

fulfilling its oversight responsibilities in relation to compensation by developing, monitoring and assessing the Company’s approach to the compensation of its directors, senior management and employees.

Responsibilities of the Compensation and Governance Committee include, but are not limited to:

(c)	recommending candidates for senior officer positions;

(d)	recommending candidates for Klondex Board memberships;

(e)	reviewing and making recommendations regarding amendments to the Klondex Board charter and Klondex Board committee charters;

(f)	reviewing and evaluating the performance of directors and officers;

(g)	conducting reviews and making recommendations regarding the Company’s human resource and compensation policies, programs and philosophies; and

(h)	annually reviewing and making recommendations in respect of director and officer remuneration, including the grant of share-based and option-based awards.

Mine Safety and Health Committee

The Mine Safety and Health Committee is currently comprised of four directors, Rodney Cooper (Chair), Paul Huet, Charles Oliver and Blair Schultz, each of whom the Klondex Board believes has direct and indirect expertise, experience and education relevant to their roles as members thereof.

The role, responsibility, authority and power of the Mine Safety and Health Committee includes, but is not limited to:

(a)

reviewing and recommending to the Klondex Board, for approval, changes in or additions to the environmental policies, standards, accountabilities and programs of the Company in the context of competitive, legal and operational considerations;

(b)

reviewing reports on the nature and extent of the compliance or any non -compliance of the Company with the environmental policies, standards, accountabilities and programs of the Company and environmental legislation applicable to the Company and monitoring the correction of any deficiencies and reporting to the Klondex Board on the status of such matters;

(c)	reviewing the scope of potential material environmental liabilities of the Company and the adequacy of the environmental management procedures of the Company to manage these liabilities;

(d)	satisfying itself that management of the Company monitors trends and reviews relevant current and emerging environmental matters and evaluates their impact on the Company;

(e)

reviewing such other environmental matters as the Mine Safety and Health Committee considers advisable or the Klondex Board may specifically direct the Mine Safety and Health Committee to review or consider;

(f)

reviewing and recommending to the Klondex Board, for approval, changes in, or additions to, the occupational health and safety policies, standards, accountabilities and programs of the Company in the context of competitive, legal and operational considerations;

(g)

reviewing reports on the nature and extent of the compliance or any non -compliance of the Company with the occupational health and safety policies, standards, accountabilities and programs of the Company and occupational health and safety legislation applicable to the Company and monitoring the correction of any deficiencies and reporting to the Klondex Board on the status of such matters;

(h)	satisfying itself that management of the Company monitors trends and reviews relevant current and emerging health and safety matters and evaluates their impact on the Company; and

(i)

reviewing such other occupational health and safety matters as the Mine Safety and Health Committee considers advisable or the Klondex Board may specifically direct the Mine Safety and Health Committee to review or consider.

ERM Committee

The Klondex Board has an ERM Committee, currently comprised of three directors, Charles Oliver (Chair), James Haggarty, and Blair Schultz. The ERM Committee provides oversight of management’s responsibility to identify all significant business-related opportunities and risks. The ERM Committee’s oversight includes strategic, financial, organizational, operational, compliance, and external risks that could impact the viability of the Company, destroy asset and Klondex Shareholder value, and or materially affect the long term performance of the Company.

Independent Committee

The Klondex Board has an Independent Committee, currently comprised of four directors, Richard J. Hall (Chair), Charles Oliver, Rodney Cooper and Blair Schultz. The primary role of the Independent Committee is, among other things, to: (a) assist the Klondex Board in the evaluation and consideration of any potential acquisition proposal (the “Potential Acquisition Proposal”) it receives from third parties for the sale of all of the outstanding Klondex Shares and other strategic alternatives that may be available to the Company, the Klondex Shareholders and other relevant stakeholders, including for greater certainty, the Arrangement; (b) carry out negotiations regarding any Potential Acquisition Proposal; and (c) make recommendations to the Klondex Board with respect to any Potential Acquisition Proposal.

Legacy Committee

The Klondex Board had a Legacy Committee, which was comprised of four directors, William Matlack (Chair), Richard J. Hall, Paul Huet and Blair Schultz. The primary role of the Legacy Committee was to oversee the ongoing litigation involving the Company and certain of its former directors and officers. The Legacy Committee was disbanded in August 2017.

Compensation and Governance Committee Interlocks and Insider Participation

None of the Compensation and Governance Committee is or had been an executive officer or employee of the Company or its subsidiary. No executive officer of the Company is or has been a director or member of the compensation and governance committee of another entity having an executive officer who is or has been a director or a member of the Compensation and Governance Committee of the Company.

Majority Voting Policy

The Klondex Board believes that each of its members should have the confidence and support of the Klondex Shareholders. Directors are elected by a plurality of votes, the nominees receiving the eight highest number of votes at the meeting will be elected. On May 9, 2013, as recommended by the Compensation and Governance Committee, the Klondex Board adopted a majority voting policy for the election of directors (as amended on May 13, 2016, the “Majority Voting Policy”). The Majority Voting Policy provides that in an uncontested election, any nominee for director who receives more “withhold” votes than “for” votes will tender his or her resignation to the Klondex Board, effective on acceptance by the Klondex Board. The Klondex Board will refer the resignation to the Compensation and Governance Committee for consideration. The Klondex Board will promptly accept the resignation unless the Compensation and Governance Committee determines that there are exceptional circumstances relating to the composition of the Klondex Board or the voting results that should delay the acceptance of the resignation or justify rejecting it. In any event, it is expected that the resignation will be accepted (or in rare cases, rejected) within 90 days of the applicable shareholder meeting.

Director Orientation and Continuing Education

When new directors are appointed, they receive orientation on the Company’s business, current projects and industry and on the responsibilities of directors generally. Each director is provided with copies of all mandates of the Klondex Board and its committees as well as all corporate governance-related policies of the Company. Klondex Board meetings also include presentations by the Company’s management and employees to give the directors additional insight in the Company’s business. The Klondex Board is responsible for ensuring that all directors receive a comprehensive orientation program and continuing education in connection with their role, responsibilities, the business of the Company and the skills they must use in their roles as directors. The Compensation and Governance Committee is mandated to approve an appropriate orientation and education program for directors and oversee the training and orientation of directors. The directors of the Company are also expected to maintain the knowledge and skills necessary to meet their obligations as directors. During the 2016 year, the directors and senior management of the Company attended a three-day course relating to directors’ responsibilities, including corporate governance, financial disclosure and enterprise risk management and strategy. All of the directors and members of the executive team received their Acc.Dir designation for successfully completing the accredited directors program. The courses were offered by ICSA (Canada) Directors’ Education & Accreditation Program. The directors and senior management of the Company also undertook a one-day training course in March 2017 on enterprise risk management.

Ethical Business Conduct

The directors and officers of the Company are aware that they have a fiduciary obligation to act in the best interests of the Company and to disclose any potential conflicts of interest to the Company. The Klondex Board has adopted a written code of conduct applicable to employees, officers and directors of the Company and its subsidiaries, including the Company’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, entitled “Code of Ethics, Trading Restrictions and Whistleblowing” (the “Code of Ethics”). A copy of the Code of Ethics, filed on SEDAR on May 12, 2008, is located under the Company’s issuer profile on SEDAR at www.sedar.com. The Code of Ethics also contains insider trading restrictions to ensure compliance with insider trading restrictions under applicable securities laws, as well as a formal whistleblowing policy to deal with possible violations of the Code of Ethics.

The Klondex Board encourages and promotes an overall culture of ethical business conduct by promoting compliance with applicable laws, rules and regulations, and advocating awareness of the guidelines and policies detailed in the Code of Ethics. Through its meetings with management and other informal discussions with management, the Klondex Board believes the Company’s management team likewise promotes and encourages a culture of ethical business conduct throughout the Company’s operations, and the management team is expected to monitor the activities of the Company’s employees, consultants and agents in that regard.

Klondex Board Decision Making

The Klondex Board has established guidelines which outline items which must be approved by the Klondex Board or a committee of the Klondex Board and may not be delegated to management without Klondex Board approval. These items include: the approval of annual budgets and the interim and annual financial statements and management’s discussion and analysis; entering into transactions of a fundamental nature (such as amalgamations, mergers and material acquisitions or dispositions); entering into any agreement or commitment to acquire or dispose of assets that are material to the Company including, but not limited to, those which involve consideration that exceeds the budgeted amount by 15% (an “Out of Budget Transaction”) and that is not already part of an approved budget; committing to making any material capital expenditure which is an Out of Budget Transaction; adoption of hedging policies; entering into any agreement with an officer, director or 10% shareholder of the Company or any parent or subsidiary of the Company outside of the ordinary course of business; and initiating or settling any legal proceeding involving a payment in excess of C$25,000.

Assessment of the Klondex Board’s Performance

The Compensation and Governance Committee is mandated to evaluate the performance of (a) individual directors, (b) the Klondex Board, (c) Klondex Board committees and (d) the Chief Executive Officer. The purpose of the evaluations is to assess and, where possible, increase the effectiveness of the Klondex Board and its committees. The Compensation and Governance Committee may make recommendations to the Klondex Board for improving the Klondex Board’s effectiveness and shall discuss annually with the full Klondex Board its effectiveness. The Klondex Board does understand that an assessment will consider, in the case of the Klondex Board or a Klondex Board committee, its mandate or charter and in the case of an individual director, any applicable position description, as well as the competencies and skills each individual director is expected to bring to the Klondex Board.

Director Term Limits and Other Mechanisms of Board Renewal

As set forth above under “Part 25 – Annual Matters – Proposal One: Election of Directors” of this Circular, each director (if elected) serves until the next annual meeting of Klondex Shareholders or until his successor is duly elected or appointed. The Klondex Board does not currently have a limit on the number of consecutive terms for which a director may sit and believes that arbitrary term or age limits often prevent or restrict the continued service on the Klondex Board of the most experienced and valuable Klondex Board members who will have acquired an institutional knowledge of the Company from such years of service. Rather, the Klondex Board maintains a flexible approach to Klondex Board succession whereby it considers the addition of potential candidates in conjunction with its assessments of current Klondex Board members and the Klondex Board as a whole. The Compensation and Governance Committee and the Klondex Board have an effective director evaluation process which is used at least annually and which is a more effective method to assess the fitness for service on the Klondex Board than age or term served. The Klondex Board believes that this approach allows the Company to maintain an effective Klondex Board succession process.

Composition of the Klondex Board

The Compensation and Governance Committee reviews and assesses Klondex Board composition on behalf of the Klondex Board and recommends the appointment of new directors. In reviewing Klondex Board composition, the Compensation and Governance Committee considers the benefits of all aspects of diversity in order to enable the Klondex Board to discharge its duties and responsibilities effectively.

The Compensation and Governance Committee advises and makes recommendations to the Klondex Board on recruitment and nomination of members to the Klondex Board. On an annual basis, the Compensation and Governance Committee assesses the appropriate size of the Klondex Board with a view to determining the impact of the number of directors and the effectiveness of the Klondex Board, and recommending to the Klondex Board, if necessary, a reduction or increase in the size of the Klondex Board. Annually or as required, the Compensation and Governance Committee recruits and identifies potential candidates and considers their appropriateness for membership on the Klondex Board. In connection with this process, the Compensation and Governance Committee assesses the effectiveness of the Klondex Board as a whole, its committees and individual directors. The Compensation and Governance Committee considers the results of these assessments and the balance of skills, experience, independence and knowledge on the Klondex Board, diversity, how the Klondex Board works together as a unit, and other factors relevant to its effectiveness in making recommendations relating to Klondex Board appointments. The Compensation and Governance Committee also abides by a Diversity Policy, adopted in 2016 and discussed below, aimed at selecting nominees to the Klondex Board with a variety of personal qualities, relevant experience, educational achievement, ethnicity, age, gender and cultural backgrounds. The Compensation and Governance Committee mandate is available on the Company website at: www.klondexmines.com under the “Investors – Corporate Governance” tab. The Company aims to have a well-rounded Klondex Board that will guide the organization’s strategy on economic, environmental and societal topics of highest relevance during the current and future lifecycle of its operation.

Klondex Board appointment recommendations look to highly qualified individuals based on their experience, education, expertise, personal qualities, and general business and sector specific knowledge. In identifying suitable candidates for appointment to the Klondex Board, the Compensation and Governance Committee considers candidates on merit against objective criteria as described above and with due regard for the benefits of diversity on the Klondex Board. The members of the Klondex Board have diverse backgrounds and expertise, and were selected on the belief that the Company and its stakeholders would benefit materially from such a broad range of talent and experience.

The Compensation and Governance Committee is responsible for reviewing any Klondex Shareholder proposals to nominate candidates for director. Klondex Shareholders may submit names of persons to be considered for nomination, and the Compensation and Governance Committee will consider such persons in the same way it evaluates other individuals for nomination as a new director. For the Company’s policies regarding Klondex Shareholder requests for nominations, see “Part 38 – Klondex Shareholder Proposals” in this Circular. None of the current nominees were nominated by a Klondex Shareholder.

For additional information regarding the Compensation and Governance Committee’s processes and procedures for the consideration and determination of executive and director compensation, see “Part 29 – Statement on Executive Compensation” and “Part 30 –  Report on Director Compensation” of this Circular.

Diversity Policy

The Company believes that decision-making is enhanced through diversity in the broadest sense and in 2016 it adopted a diversity policy to reflect this principle (the “Diversity Policy”). In the context of an effective Klondex Board, diversity includes expression of thought, business experience, skill sets and capabilities. Diversity also includes valuing an individual’s race, colour, gender, age, religious belief, ethnicity, cultural background, economic circumstance, human capacity, and sexual orientation, as well as other factors. Taken together, these diverse skills and backgrounds help to create a business environment that encourages a range of perspectives and fosters excellence in corporate governance, including the creation of shareholder value. The Klondex Board has determined that merit is the key requirement for Klondex Board appointment and employee advancement. In identifying suitable candidates for appointment to the Klondex Board or in selecting and assessing candidates for executive positions, candidates will be considered on merit against objective criteria regarding experience, education, expertise and general and sector specific knowledge and with due regard for the benefit of diversity.

As a result, the Diversity Policy does not mandate quotas based on any specific area of diversity and specifically does not set targets for women on the Klondex Board or in executive officer positions. Currently, the number of women directors and executive officers of the Company is nil (or zero percent of current directors and executive officers, respectively). The Klondex Board recognizes that gender diversity is an aspect of diversity and acknowledges the role that women with the right skills and experience can play in contributing to different perspectives in the boardroom. Selection of female candidates to join the Klondex Board will be, in part, dependent on the pool of female candidates with the necessary skills, knowledge and experience. The ultimate decision will be based on merit and contribution the chosen candidate will bring to the Klondex Board.

The Diversity Policy also covers senior executive appointments and requires the Chief Executive Officer to have reference to the policy in selecting and assessing candidates and in presenting recommendations to the Klondex Board regarding appointments to the senior executive team. The Diversity Policy requires the Klondex Board to also consider gender diversity and the objectives of the policy when considering those recommendations.

Certain Relationships and Related Person Transactions

Other than as disclosed in this Circular, since January 1, 2017, none of the Company’s directors, executive officers, nominees for director or beneficial owners of more than 5% of the Klondex Shares or any of their immediate family members was indebted to the Company or had a material interest in a transaction with the Company where the amount involved exceeded US$120,000, nor are any such transactions currently proposed.

In accordance with its charter, the Audit Committee is responsible for reviewing all related person transactions, including current or proposed transactions in which the Company was or is to be a participant, the amount involved exceeds US$120,000 and a related person had or will have a direct or indirect material interest. The Audit Committee does not currently have a written related party transaction policy but its practice is to consider relevant facts and circumstances in determining whether or not to approve or ratify such a transaction, such as: (i) the nature of the related person’s interest in the transaction; (ii) the terms of the transaction; (iii) the relative importance (of lack thereof) of the transaction to the Company; (iv) the materiality and character of the related person’s interest, including any actual or perceived conflicts of interest; and (v) any other matters the Audit Committee deems appropriate. Based on its consideration of all of the relevant facts and circumstances, the Audit Committee decides whether or not to approve such transactions and approves only those transactions that are deemed to be in the overall best interests of the Company.

In addition, in accordance with applicable laws, if any actual or potential conflict of interest arises for a director, the director is required by law to declare his or her interest in and refrain from voting on any matter in which he or she may have a conflict of interest.

On March 23, 2017, in connection with the Company’s acquisition of the Hollister mine and the Aurora mine and ore milling complex, on August 18, 2016, the Company issued 25,900,000 subscription receipts at a price of C$5.00 per subscription receipt, for aggregate gross proceeds of C$129.5 million, in a brokered private placement conducted through a syndicate of underwriters to certain purchasers in Canada and the United States (the “Subscription Receipt Offering”). As part of the Subscription Receipt Offering, the Audit Committee and the Klondex Board reviewed and approved participations by certain independent directors of the Company, including: William Matlack, who purchased 120,000 subscription receipts for a total of C$600,000; Richard J. Hall, who purchased 4,000 subscription receipts for a total of C$20,000; and Blair Schultz, who purchased 150,000 subscription receipts for a total of C$750,000. Each of the foregoing directors abstained from voting in respect of authorizing such participations as a result of their interests in such transactions.

Legal Proceedings

The Company does not currently know of any legal proceedings against it involving the Company’s directors, executive officers, affiliates, owners of record or beneficial owners of more than 5% of the Klondex Shares or any of their associates, or in which any of these persons has a material interest adverse to the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the U.S. Exchange Act requires the Company’s directors and executive officers, and persons who beneficially own more than 10% of the Klondex Shares, to file reports of beneficial ownership and changes in beneficial ownership of the Klondex Shares with the SEC on Form 3 (Initial Statement of Beneficial Ownership of Securities), Form 4 (Statement of Changes of Beneficial Ownership of Securities) and Form 5 (Annual Statement of Beneficial Ownership of Securities). Directors, executive officers and beneficial owners of more than 10% of the Klondex Shares are required by SEC regulations to furnish us with copies of all Section 16(a) forms that they filed.

Based solely on review of the copies of such forms furnished to us, or written representations that no reports were required, Klondex Management believes that for the fiscal year ended December 31, 2017, all the Company’s directors, executive officers, and beneficial owners of more than 10% of the Klondex Shares complied with Section 16(a) filing requirements applicable to them.

PART 35. INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

Other than as disclosed herein, no informed person of the Company, any proposed director of the Company, or any associate or affiliate of any informed person or proposed director has any material interest, direct or indirect, in any transaction since January 1, 2017 or in any proposed transaction which has materially affected or would materially affect the Company. An “informed person” means a director or executive office of a reporting issuer; a director or executive officer of a person or company that is itself an informed person or subsidiary of a reporting issuer; any person or company who beneficially owns, directly or indirectly, voting shares of a reporting issuer or who exercises control or direction over shares of the reporting issuer or a combination of both carrying more than

10% of the voting rights attached to all outstanding voting securities of the reporting issuer; and a reporting issuer that has purchased, redeemed or otherwise acquired any of its securities, for so long as it holds any of its securities.

PART 36. INTEREST OF CERTAIN PERSONS OR COMPANIES IN MATTERS TO BE ACTED UPON

Certain of the Company’s current directors and officers will serve as directors and/or officers of Havilah after the completion of the Arrangement. Information concerning such directors and officers is provided under the heading “Directors and Officers” in Appendix “I” of this Circular. Information concerning the current security holdings of such officers and directors is set forth in “Part 31 – Security Ownership Of Certain Beneficial Owners And Management”. For change of control payments payable when employment is terminated not for “good reason”, see “Part 29 – Statement of Executive Compensation – Termination and Change of Control Benefits – NEO Employment Agreements – Termination in the Event of a Change of Control” of this Circular.

Other than as set forth herein, management of the Company is not aware of any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, of any person who has been a director or executive officer of the Company at any time since the beginning of the Company’s last financial year, is a proposed nominee for election as a director of the Company, or of any associate or affiliate of any such persons, in any matter to be acted upon at the Meeting.

PART 37. KLONDEX SHAREHOLDER COMMUNICATION WITH THE KLONDEX BOARD

Klondex Shareholders who are interested in communicating directly with members of the Klondex Board, or the Klondex Board as a group, may do so by writing directly to the individual Klondex Board member or to the Klondex Board generally c/o Bennett Jones LLP, Corporate Secretary, Klondex Mines Ltd., Suite 3400 One First Canadian Place, 100 King Street West, Toronto, Ontario, Canada M5X 1A4. The Company’s Secretary will forward communications directly to the appropriate Klondex Board member. If the correspondence is not addressed to a particular Klondex Board member, the communication will be forwarded to a Klondex Board member to bring to the attention of the Klondex Board. The Company’s Corporate Secretary will review all communications before forwarding them to the appropriate Klondex Board member. The Klondex Board has requested that items unrelated to the duties and responsibilities of the Klondex Board, such as junk mail and mass mailings, business solicitations, advertisements and other commercial communications, surveys and questionnaires, and resumes or other job inquiries, not be forwarded.

PART 38. KLONDEX SHAREHOLDER PROPOSALS

Pursuant to the rules of the SEC, in the event that the Arrangement is not completed, shareholder proposals intended to be presented at the 2019 annual meeting of Klondex Shareholders, and to be included in the Company’s proxy materials for such annual meeting of Klondex Shareholders, must be received by the Company at the Company’s office located at 1055 West Hastings Street, Suite 2200, Vancouver, British Columbia, V6E 2E9 by no later than [●], 2019, which is 120 calendar days before the anniversary of the date on which this Circular was released to Klondex Shareholders in connection with this Meeting, if such proposals are to be considered timely. If the date of the 2019 annual meeting is changed by more than 30 days from the anniversary date of this Meeting, then the deadline to submit a proposal to be considered for inclusion in next year’s proxy circular and form of proxy, is a reasonable time before the Company begins to print and mail proxy circular materials. The inclusion of any shareholder proposal in the proxy materials for the 2019 annual meeting of Klondex Shareholders will be subject to the applicable rules of the SEC, including, but not limited to, Rule 14a-8 promulgated under the U.S. Exchange Act.

Part 5, Division 7, of the BCBCA sets forth the procedure by which a person who: (i) is a registered owner or beneficial owner of one or more shares of the Company that carry the right to vote at general meetings; and (ii) has been a registered owner or beneficial owner of one or more such shares for an uninterrupted period of at least two years before the date of the signing of the proposal, may submit a written notice setting out a matter that the submitter wishes to have considered at the next annual general meeting of the Company (a “proposal”).

The BCBCA also sets out the requirements for a valid proposal and provides for the rights and obligations of the Company and the submitter upon a valid proposal being made. In general, for a proposal to be valid, it must be: (i) supported in writing by holders of shares that, in the aggregate, either (A) constitute at least 1% of the issued shares of the Company that carry the right to vote at general meetings; or (B) have a fair market value of C$2,000; (ii) accompanied by a declaration containing certain prescribed information; and (iii) submitted to the registered office of the Company at least 3 months before the anniversary of the Company’s last annual general meeting.

PART 39. ADDITIONAL INFORMATION

Klondex and Hecla file annual, quarterly and current reports, proxy statements and other information with the SEC and applicable Canadian securities regulators. You may read and copy any reports, statements or other information filed by Klondex and Hecla with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the Public Reference Room.

The SEC also maintains a website that contains reports, proxy and information statements and other information, including those filed by Klondex, at www.sec.gov. Canadian securities regulators also make such information available under Klondex’s issuer profile on SEDAR at www.sedar.com and under Hecla’s issuer profile on SEDAR at www.sedar.com. You may also access the SEC filings and obtain other information about Klondex through the website maintained by Klondex at www.klondexmines.com, and you may access the SEC filings and obtain other information about Hecla through the website maintained by Hecla at www.hecla-mining.com. The information contained in Klondex’s website and Hecla’s website is not incorporated by reference into this Circular.

PART 40. INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The SEC and the Canadian Securities Administrators allow certain information filed with the SEC and the Canadian Securities Administrators to be incorporated by reference into this Circular, which means that important information can be disclosed to you by referring you to other documents filed separately with the SEC and the Canadian Securities Administrators. You should read the information incorporated by reference because it is an important part of this Circular.

Hecla

A list of Hecla documents incorporated by reference into this Circular is set out under “Where You Can Find More Information” in Appendix “K” of this Circular.

Klondex

The following documents, which have been filed with the SEC and the Canadian Securities Administrators by Klondex (SEC File No: 001-37563), are hereby incorporated by reference into this Circular:

•	2017 Annual Report on Form 10-K;

•	Klondex’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2018 filed with the SEC on May 3, 2018;

•

Klondex’s Current Reports on Form 8-K filed with the SEC on January 10, 2018 (with respect to Item 5.02 and Item 8.01), February 26, 2018 (with respect to Item 1.01), March 19, 2018, and March 26, 2018; and

•	the Technical Report.

Additionally, all documents filed by Klondex and Hecla with the SEC pursuant to Section 13(a), 13(c), 14 or 15(d) of the U.S. Exchange Act (other than current reports furnished under Item 2.02 and Item 7.01 of Form 8-K and exhibits filed on such form that are related to such items), from the date of this Circular to the date of the Meeting shall also be deemed to be incorporated herein by reference.

Nothing in this Circular shall be deemed to incorporate information furnished, but not filed, with the SEC, including pursuant to Item 2.02 or Item 7.01 of Form 8-K and corresponding information furnished under Item 9.01 of Form 8-K or included as an exhibit.

Any statement contained in a document incorporated or deemed to be incorporated herein by reference, or contained in this Circular, shall be deemed to be modified or superseded for purposes of this Circular to the extent that a statement contained herein or in any other subsequently dated or filed document that also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Circular.

Klondex will furnish without charge to securityholders of the Company, upon written or oral request, by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any or all of the documents incorporated by reference in this Circular (excluding any exhibits to such documents unless the exhibit is specifically incorporated by reference into this Circular). Klondex may require the payment of a reasonable charge from any person or entity that is not a securityholder of the Company who requests a copy of any such documents. You should direct any requests for documents to:

Klondex Mines Ltd.

Attn: Corporate Secretary

6110 Plumas Street, Suite A

Reno, Nevada 89519

Telephone: (775) 284-5757

You may also obtain additional copies of this Circular and the proxy, and may ask any questions about the Arrangement or the Arrangement Agreement, by contacting D.F. King at the following address:

D.F. King & Co., Inc.

48 Wall Street

New York, NY 10005

1(800) 330-8705 (toll free in North America)

outside North America, Banks, Brokers and Collect calls: 1(212) 771-1133

Email: inquiries@dfking.com

Neither Klondex nor Hecla has authorized anyone to give any information or make any representation about the Arrangement or the Meeting that is different from, or in addition to, that contained in this Circular or in any of the materials that are incorporated by reference into this Circular. Therefore, if anyone does give you information of this sort, you should not rely on it. If you are in a jurisdiction where offers to exchange or sell, or solicitations of offers to exchange or purchase, the securities offered by this Circular are unlawful, or if you are a person to whom it is unlawful to direct these types of activities, then the offer presented in this Circular does not extend to you. The information contained in this Circular speaks only as of the date of this document unless the information specifically indicates that another date applies.

APPROVAL

The contents of this Circular and the sending thereof to the Klondex Securityholders have been approved by the Klondex Board.

DATED as of the [●] day of [●], 2018.

BY ORDER OF THE KLONDEX BOARD

(signed) Paul Huet
Paul Huet
Director, President and Chief Executive Officer Klondex Mines Ltd.

CONSENT OF MAXIT CAPITAL LP

To:        The Independent Committee of Klondex Mines Ltd.

We refer to the fairness opinion dated March 16, 2018 (the “Maxit Capital Fairness Opinion”) which we prepared for the Independent Committee of Klondex Mines Ltd. (“Klondex”) in connection with the plan of arrangement involving, among others, Klondex, its securityholders and Hecla Mining Company.

We consent to the inclusion of the Maxit Capital Fairness Opinion and all references to the Maxit Capital Fairness Opinion in this Circular. In providing such consent, Maxit Capital LP does not intend that any person other than the Independent Committee of Klondex will rely on the Maxit Capital Fairness Opinion.

(signed) “Maxit Capital LP”

CONSENT OF GMP SECURITIES L.P.

To:        The Board of Directors of Klondex Mines Ltd.

We refer to the fairness opinion dated March 16, 2018 (the “GMP Securities Fairness Opinion”) which we prepared for the board of directors of Klondex Mines Ltd. (“Klondex”) in connection with the plan of arrangement involving, among others, Klondex, its securityholders and Hecla Mining Company.

We consent to the inclusion of the GMP Securities Fairness Opinion and all references to the GMP Securities Fairness Opinion in this Circular.

In providing such consent, GMP Securities L.P. does not intend that any person other than the Klondex board of directors will rely on the GMP Securities Fairness Opinion.

(signed) “GMP Securities L.P.”

APPENDIX “A”

GLOSSARY OF TERMS

In this Circular and accompanying Notice of Meeting, unless there is something in the subject matter inconsistent therewith, the following terms shall have the respective meanings set out below, words importing the singular number shall include the plural and vice versa and words importing any gender shall include all genders.

“0985472”

means 0985472 B.C. Ltd., a corporation existing under the BCBCA and a wholly-owned subsidiary of the Company, and, following the completion of the step in Section 3.02(s) of the Plan of Arrangement, 0985472 B.C. Unlimited Liability Company.

“2017 Annual Report on Form 10-K”	has the meaning ascribed thereto in “Part 3 – Cautionary Statement Regarding Forward-Looking Information” of this Circular.
“Acceleration Event”	has the meaning ascribed thereto in “Incentive Stock Options – Acceleration on Take-Over Bid, Consolidation or Merger” of Appendix “I” to this Circular.
“Acceptable Confidentiality Agreement”

means with respect to any third party (other than Hecla) a confidentiality agreement between Klondex and such third party that, taken as a whole, is substantially similar to and no less favourable to Klondex than the Confidentiality Agreement and that contains:

(a) confidentiality restrictions that are no less favourable to Klondex than those set out in the Confidentiality Agreement;

(b) restrictions on the acquisition of Klondex Shares or securities convertible into Klondex Shares that provide that such party may not acquire any of the issued and outstanding Klondex Shares; and

(c) a standstill or similar provision that restricts such person from publicly announcing an intention to acquire or acquiring any securities or assets of Klondex for a period of not less than two years from the date of such confidentiality agreement and the making, or amendment, of an Acquisition Proposal, except that such provision may include an exception solely to the extent necessary to allow a person to make a non-public proposal to the Klondex Board, and does not restrict Klondex from complying with its obligations under Section 5.1. of the Arrangement Agreement.

“Acquisition Agreement”	means any letter of intent, memorandum of understanding or other Contract, agreement in principle, acquisition agreement, merger agreement or similar agreement or understanding with respect to any Acquisition Proposal but does not include an Acceptable Confidentiality Agreement.
“Acquisition Date”	has the meaning ascribed thereto in “Part 31 –Compensation Plans – Summary of the Klondex 2016 Stock Option Plan – Effect of Change of Control on Performance RSUs” of this Circular.
“Acquisition Proposal”

means, at any time after the entering into of the Arrangement Agreement, whether or not in writing and whether in a single transaction or in a series of related transactions, any:

(a) proposal with respect to: (i) any direct or indirect acquisition, take-over bid, tender offer, exchange offer, treasury issuance or other transaction that, if consummated, would result in any person or group of persons other than Hecla (or any affiliate of Hecla) beneficially owning Klondex Shares (or securities convertible into or exchangeable or exercisable for Klondex Shares) representing 20% or more of Klondex Shares then outstanding (assuming, if applicable, the conversion, exchange or exercise of such securities convertible into or exchangeable or exercisable for Klondex Shares); (ii) any plan of arrangement, amalgamation, merger, share exchange, consolidation, reorganization, recapitalization, liquidation, dissolution, winding up, exclusive license, business combination or other similar transaction in respect of Klondex or any of its subsidiaries; (iii) any direct or indirect acquisition by any person or group of persons of any assets of Klondex or one or more of Klondex’s subsidiaries which represents individually or in the aggregate 20% or more of the consolidated assets, revenues or earnings of Klondex; (iv) any direct or indirect sale, issuance or acquisition of voting or equity interests in one or more of Klondex’s subsidiaries (including shares or other equity interest of subsidiaries) that: (A) represent 20% or more of the voting, equity or other securities of any such subsidiary (or rights or interests therein or thereto); or (B) constitute or hold 20% or more of the fair market value of the assets of Klondex and its subsidiaries (taken as a whole), based on the financial statements of Klondex most recently filed prior to such time as part of the Klondex Public Disclosure Record; or (v) any direct or indirect sale, disposition, lease, license, royalty, alliance or joint venture, long-term supply agreement or other arrangement having a similar economic effect as

(i) to (iv) above, whether in a single transaction or a series of related transactions by Klondex or any of its subsidiaries;

(b) inquiry, expression or other indication of interest or offer to, or public announcement of or of an intention to do any of the foregoing;

(c) modification or proposed modification of any such proposal, inquiry, expression or indication of interest; or

(d) other transaction or agreement, the consummation of which could reasonably be expected to materially impede, prevent or delay the transactions contemplated by the Arrangement Agreement or completion of the Arrangement, in each case excluding the Arrangement and the other transactions contemplated by the Arrangement Agreement.

“Adjournment Resolution”

means the resolution authorizing the adjournment of the Meeting if necessary or appropriate, including an adjournment to solicit additional proxies in the event that there are not sufficient votes at the time of the Meeting or adjournment or postponement thereof to approve the Arrangement Resolution.

“Affected Securities”	means the Klondex Shares, the Klondex Options, the Klondex DSUs and the Klondex RSUs (which, for greater certainty, excludes any Performance RSUs).
“affiliate”

means, as to any person, any other person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such person. For purposes of this definition, “control” (including the terms “controlled by” and “under common control with”), when used with respect to a specific person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such person, whether through a substantial or majority ownership of voting securities, by Contract or otherwise.

“Aggregate Elected Cash”

means the aggregate Cash Consideration payable under the Arrangement, without regard to any proration, to Participating Former Securityholders who make a valid election to receive the Cash Consideration in respect of all of their Klondex Shares.

“Aggregate Elected Shares”	means the aggregate Share Consideration payable under the Arrangement, without regard to any proration, to Participating Former Securityholders who make a valid election to receive the Share Consideration in respect of all of their Klondex Shares.
“AICPA”	means the American Institute of Certified Public Accountants.
“allowable capital loss”	has the meaning ascribed thereto in “Part 17 – Certain Canadian Federal Income Tax Considerations – Holders Resident in Canada – Taxation of Capital Gains and Capital Losses” of this Circular.
“Alternative Transaction”	has the meaning ascribed thereto in “Part 8 – The Arrangement Agreement – Covenants of Klondex – Covenants relating to the Arrangement” of this Circular.
“Amalco One ULC”	has the meaning ascribed thereto in Section 3.02(v) of the Plan of Arrangement.
“Arrangement”	means an arrangement under the provisions of Section 288 of the BCBCA, on the terms and conditions set forth in the Plan of Arrangement.
“Arrangement Agreement”

means the Arrangement Agreement dated as of March 16, 2018 among Hecla, Klondex and Hecla Acquisition Subco (including the schedules attached thereto), as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms thereof.

“Arrangement Consideration”

means the consideration to be received by Participating Former Securityholders under the Plan of Arrangement for each Klondex Share, consisting of: (a) the Hecla Consideration; and (b) the Havilah Consideration.

“Arrangement Filings”	means the records and information provided to the Registrar under Subsection 292(a) of the BCBCA, together with a copy of the Final Order.
“Arrangement Resolution”

means the special resolution approving the Arrangement to be considered and, if thought fit, passed by the Klondex Securityholders, at the Meeting and to be substantially in the form and content of Appendix “B” of this Circular.

“Audit Committee”	has the meaning ascribed thereto in “Part 28 –Information Concerning the Board of Directors and Executive Officers – Committees of the Klondex Board” of this Circular.
“Audit Committee Mandate”	has the meaning ascribed thereto in “Part 33 – Audit Committee Information” of this Circular.

“Available Funds”	has the meaning ascribed thereto in “Financings, Available Funds and Principal Purposes” of Appendix “I” to this Circular.
“BCBCA”	means the Business Corporations Act (British Columbia), including all regulations made thereunder, as promulgated or amended from time to time.
“BDO”	means BDO USA, LLP,
“Bennett Jones”	means Bennett Jones LLP, counsel to the Klondex Board and the Independent Committee.
“Bison”	means Bison Gold Resources Inc., a corporation existing under the Laws of the Province of Ontario and a wholly-owned subsidiary of Klondex.
“Bison Shares”	means all of the issued and outstanding shares in the capital of Bison immediately prior to the Effective Time.
“Brandon”	means Cheryl Brandon.
“Business Day”	means any day other than a Saturday, a Sunday or a statutory or civic holiday in Vancouver, British Columbia or New York, New York.
“Canada – U.S. Tax Treaty”	means the Canada – United States Tax Convention (1980), as amended.
“Canadian Securities Administrators”	means the voluntary umbrella organization of Canada’s provincial and territorial securities regulators.
“Cash Consideration”	means US$2.47 in cash per Klondex Share, subject to proration in accordance with the Plan of Arrangement.
“CDS & Co.”	means the registration name for CDS Clearing and Depository Services Inc., which acts as a nominee for many Canadian brokerage firms.
“Cease Trade Date”	has the meaning ascribed thereto in “Part 31 – Compensation Plans – Summary of the Klondex DSU Plan – Redemption of Klondex DSUs” of this Circular.
“Chairman Agreement”	has the meaning ascribed thereto in “Part 30 – Report on Director Compensation – Compensation Discussion and Analysis” of this Circular.
“Change of Control” or “Change-in-Control”	has the meaning ascribed thereto in “Part 29 – Statement of Executive Compensation – Termination and Change of Control Benefits – NEO Employment

Agreements – Termination in the Event of a Change of Control” of this Circular.
“Change of Recommendation”	has the meaning ascribed thereto in “Part 8 – The Arrangement Agreement – Termination” of this Circular.
“CIM”	means the Canadian Institute of Mining, Metallurgy and Petroleum.
“Circular”

means this management information circular of Klondex, including all appendices to this Circular, sent to Klondex Securityholders in connection with the Meeting, including any amendments or supplements thereto in accordance with the terms of the Arrangement Agreement.

“Class A Shares”	has the meaning ascribed thereto in “Part 4 –Summary –Arrangement Mechanics” of this Circular.
“Clawback Policy”	has the meaning ascribed thereto in “Part 29 – Statement of Executive Compensation – Compensation Discussion and Analysis – Clawback Policy” of this Circular.
“Code of Ethics”	has the meaning ascribed thereto in “Part 34 – Statement of Corporate Governance Practices – Ethical Business Conduct” of this Circular.
“Combination Consideration”	means 0.4136 of a Hecla Share and US$0.8411 in cash per Klondex Share.
“Combination Consideration Cash”	means US$0.8411 in cash per Klondex Share.
“Combination Consideration Shares”	means 0.4136 of a Hecla Share per Klondex Share.
“Combined Company”	means Hecla after completion of the Arrangement.
“Company”	means Klondex Mines Ltd., a corporation existing under the BCBCA.
“Company Share Value”	means the five day VWAP of the Klondex Shares on the Toronto Stock Exchange determined as of the close of business on the second Business Day immediately preceding the Effective Date.
“Comparable Trading with Control Premium Approach”	has the meaning ascribed thereto in “Part 9 – Opinion of Maxit Capital –Summary of Analysis – Comparable Trading with Control Premium Approach” of this Circular.

“Compensation and Governance Committee”	means the compensation and governance committee of the Klondex Board.
“Confidentiality Agreement”	means the confidentiality agreement dated as of November 15, 2017 between Klondex and Hecla.
“Contract”

means any contract, agreement, license, franchise, lease, arrangement, commitment, understanding, joint venture, partnership, note, instrument, or other right or obligation (whether written or oral) to which Klondex, or any of its subsidiaries, is a party or by which Klondex, or any of its subsidiaries, is bound or affected or to which any of their respective properties or assets is subject.

“Controlling Individual”	has the meaning ascribed thereto in “Part 17 – Certain Canadian Federal Income Tax Considerations – Eligibility for Investment” of this Circular.
“Court”	means the Supreme Court of British Columbia, or other court as applicable.
“CRA”	means the Canada Revenue Agency.
“deceased”	has the meaning ascribed thereto in “Part 31 – Compensation Plans – Summary of the Klondex 2016 Stock Option Plan – Effect of Death on Klondex Options” of this Circular.
“Depositary”	means Computershare Investor Services Inc.
“D.F. King”	means D.F. King & Co., Inc.
“DGCL”	means the Delaware General Corporation Law, as amended.
“Dissent Rights”	has the meaning ascribed thereto in Section 4.01 of the Plan of Arrangement.
“Dissent Shares”

means the Klondex Shares held by a Dissenting Shareholder and in respect of which the Dissenting Shareholder has duly and validly exercised the Dissent Rights in accordance with the dissent procedures in the Interim Order and the BCBCA.

“Dissenting Shareholder”

means a Registered Klondex Shareholder who dissents in respect of the Arrangement in strict compliance with the Dissent Rights and who is ultimately entitled to be paid fair value for their Klondex Shares.

“Distribution Havilah Shares”	means the Havilah Shares to be issued by Havilah to Klondex pursuant to Section 3.02(g) of the Plan of Arrangement.

“Diversity Policy”	has the meaning ascribed thereto in “Part 34 – Statement of Corporate Governance Practices – Diversity Policy” of this Circular.
“Dividend Payment Date”	has the meaning ascribed thereto in “Part 31 –Compensation Plans – Summary of the Klondex 2016 Stock Option Plan – Payment of Dividend Equivalents” of this Circular.
“Dividend Record Date”	has the meaning ascribed thereto in “Part 31 –Compensation Plans – Summary of the Klondex 2016 Stock Option Plan – Payment of Dividend Equivalents” of this Circular.
“DOJ”	means the U.S. Department of Justice.
“DRS Statement”

means a statement issued through the Direct Registration System by the Transfer Agent and Registrar evidencing the securities held by a securityholder in book-based form in lieu of a physical share certificate.

“Dual Participants”	has the meaning ascribed thereto in “Part 31 –Compensation Plans – Summary of the Klondex DSU Plan – Redemption of Klondex DSUs” of this Circular.
“EDGAR”	means the U.S. Securities and Exchange Commission Electronic Data Gathering, Analysis and Retrieval system.
“Effective Date”	means the date on which the Arrangement takes effect pursuant to the BCBCA.
“Effective Time”	means 12:01 a.m. (Pacific Daylight Time) on the Effective Date or such other time as the Parties may agree in writing before the Effective Date.
“Election Deadline”	means 1:00 p.m. (Pacific Daylight Time) / 4:00 p.m. (Eastern Daylight Time) on [●], 2018.
“Election Document(s)”	means, collectively, the Letter of Transmittal and Election Form (printed on white paper) and the Option/RSU Election Form (printed on grey paper).
“Eligible Directors”	has the meaning ascribed thereto in “Part 31 –Compensation Plans – Summary of the Klondex DSU Plan – Purpose of the Klondex DSU Plan” of this Circular.
“Elishis”	means Isser Elishis.

“Encumbrance”

means any mortgage, hypothec, pledge, assignment, charge, lien, claim, security interest, adverse interest, other third person interest or encumbrance of any kind, whether contingent or absolute, and any agreement, option, right or privilege (whether by law, contract or otherwise) capable of becoming any of the foregoing.

“Environment”

means the natural environment (including soil, land surface or subsurface strata, surface water, groundwater, sediment, ambient air (including all layers of the atmosphere), organic and inorganic matter and living organisms, including human health and safety, and any other environmental medium or natural resource).

“Environmental Authorization”

means certificates of authorization, authorizations, Permits, consents, agreements (including any sewer surcharge agreement), instructions, directions or registrations issued, granted, conferred or required by a Governmental Authority with respect to any Environmental Laws.

“Environmental Laws”

means Laws relating to reclamation or restoration of property; abatement of pollution; protection of the Environment; protection of wildlife, including endangered species; ensuring public health and safety from environmental hazards; protection of cultural or historic resources; management, treatment, storage, disposal or control of, or exposure to, Hazardous Substances; releases or threatened releases of pollutants, contaminants, chemicals or industrial, toxic or Hazardous Substances, to air, surface water and groundwater; and all other Laws relating to the manufacturing, processing, distribution, use, treatment, storage, disposal, handling or transport of pollutants, contaminants, chemicals or industrial, toxic or Hazardous Substances or wastes.

“ERM Committee”	means the enterprise risk management committee of the Klondex Board.
“excess distributions”

has the meaning ascribed thereto in “Part 18 – Certain United States Federal Income Tax Considerations – U.S. Federal Income Tax Consequences to U.S. Holders Related to the Ownership and Disposition of Havilah Shares — Passive Foreign Investment Company Rules Relating to the Ownership of Havilah Shares – Default PFIC Rules Under Section 1291 of the U.S. Tax Code” of this Circular.

“Expense Reimbursement Event”	means the event of the Arrangement Agreement being terminated by Hecla pursuant to a breach of representations and warranties as a result of actions of Klondex.
“FATCA”

has the meaning ascribed thereto in “Part 18 – Certain United States Federal Income Tax Considerations – U.S. Federal Income Tax Consequences to Non-U.S. Holders Related to the Ownership and Disposition of Hecla Shares – Foreign Account Tax Compliance Act” of this Circular.

“Fairness Opinions”	means the GMP Securities Fairness Opinion and the Maxit Capital Fairness Opinion.
“FASB”	means Financial Accounting Standards Board.
“February 25, 2018 Meeting”	has the meaning ascribed thereto in “Part 7 – The Arrangement – Background to the Arrangement –Execution of the Revised Hecla Proposal Letter” of this Circular.
“Final Hecla Proposal Letter”	has the meaning ascribed thereto in “Part 7 – The Arrangement – Background to the Arrangement –Execution of Final Hecla Proposal Letter” of this Circular.
“Final Order”

means the order of the Court approving the Arrangement under Section 291 of the BCBCA, in form and substance acceptable to Klondex and Hecla, each acting reasonably, after a hearing upon the procedural and substantive fairness of the terms and conditions of the Arrangement, as such order may be affirmed, amended, modified, supplemented or varied by the Court (with the consent of both Klondex and Hecla, each acting reasonably) at any time prior to the Effective Date or, if appealed, as affirmed or amended (provided that any such amendment, modification, supplement or variation is acceptable to both Klondex and Hecla, each acting reasonably) on appeal unless such appeal is withdrawn, abandoned or denied.

“Financial Statements”

means each of the consolidated financial statements (including, in each case, any notes thereto) of Klondex contained in the Klondex Public Disclosure Record, including those financial statements to be included in Klondex’s Form 10-K for fiscal year 2017.

“Financing Proposal”	has the meaning ascribed thereto in “Part 7 – The Arrangement – Background to the Arrangement –Background to the Hecla Proposal Letter” of this Circular.

“Fire Creek Mine” or “Fire Creek Project” or “Fire Creek”	means the Fire Creek mine located in Lander County, Nevada.
“Former Securityholder”	means a holder of Affected Securities immediately prior to the Effective Time.
“forward-looking information” and “forward looking statements”	have the meanings ascribed thereto in “Part 3 –Cautionary Statement Regarding Forward-Looking Information” of this Circular.
“FTC”	means the U.S. Federal Trade Commission.
“GMP Securities”	means GMP Securities L.P., one of the financial co-advisors to Klondex.
“GMP Securities Fairness Opinion”

means the opinion of GMP Securities to the effect that, as of the date of such opinion and based upon and subject to the assumptions, limitations and qualifications set forth therein, the Arrangement Consideration to be received by the Klondex Shareholders under the Arrangement is fair, from a financial point of view, to the Klondex Shareholders.

“GMP/INFOR Engagement Letter”

means the engagement letter dated November 30, 2017, pursuant to which Klondex retained GMP Securities and INFOR Financial to act as financial co-advisors to Klondex in connection with, among other things, the Arrangement.

“good reason”	has the meaning ascribed thereto in “Part 29 – Statement of Executive Compensation – Termination and Change of Control Benefits – NEO Employment Agreements” of this Circular.
“Governmental Authority”

means any multinational, federal, provincial, territorial, state, regional, municipal, local or other government or governmental body and any division, agent, official, minister, agency, commission, commissioner, bureau, board or authority of any government, governmental body, quasi-governmental or private body (including the TSX or any other stock exchange) exercising any statutory, regulatory, expropriation or taxing authority under the authority of any of the foregoing and any domestic, foreign or international judicial, quasi-judicial or administrative court, tribunal, commission, board, panel or arbitrator acting under the authority of any of the foregoing.

“Group Benefits”	has the meaning ascribed thereto in “Part 29 – Statement of Executive Compensation – Termination and Change of Control Benefits – NEO Employment Agreements –Entitlements” of this Circular.

“Hall Agreement”	has the meaning ascribed thereto in “Part 30 –Report on Director Compensation – Compensation Discussion and Analysis” of this Circular.
“Havilah”	means Havilah Mining Corporation, a corporation incorporated under the BCBCA and a wholly-owned subsidiary of Klondex.
“Havilah Audit Committee”	means the audit committee of Havilah.
“Havilah Board”	means the board of directors of Havilah, as the same is constituted from time to time.
“Havilah Compensation Committee”	means the compensation committee of Havilah.
“Havilah Consideration”	means 0.125 of a Havilah Share per Klondex Share (after giving effect to the Havilah Share Consolidation).
“Havilah Contribution Agreement”	has the meaning ascribed thereto in “Part 8 – The Arrangement Agreement – Other Covenants – Covenants regarding Pre-Spinout Reorganization” of this Circular.
“Havilah Corporate Governance and Nominating Committee”	means the corporate governance and nominating committee of Havilah.
“Havilah Options”	has the meaning ascribed thereto in “Incentive Stock Options – Purpose, Administration and Eligible Participants” of Appendix “I” to this Circular.
“Havilah Option Plan”	means the proposed share option plan of Havilah, attached as Schedule “A” to the Havilah Option Plan Resolution as set out in Appendix “N” to this Circular.
“Havilah Option Plan Resolution”	means the ordinary resolution of the Klondex Securityholders approving the Havilah Option Plan substantially in the form attached as Appendix “N” to this Circular.
“Havilah Property”	means the Klondex Canada Shares, the Bison Shares, and the Klondex Canada Subco Note.
“Havilah Share Consolidation”	means the consolidation of the Havilah Shares pursuant to the Plan of Arrangement, on the basis of one post-consolidation Havilah Share for each eight pre-consolidation Havilah Shares.
“Havilah Shares”	means common shares without par value in the capital of Havilah.
“Havilah Warrant Exercise Price”	has the meaning ascribed thereto in “Description of Capital Structure – Havilah Warrants” of Appendix “I” to this Circular.

“Havilah Warrants”	has the meaning ascribed thereto in “Description of Capital Structure – Havilah Warrants” of Appendix “I” to this Circular.
“Hazardous Substance”

means any element, waste or other substance, including an odour, a sound or a vibration, whether natural or artificial and whether consisting of gas, liquid, solid or vapour that is prohibited, listed, defined, designated or classified as hazardous, radioactive, corrosive, explosive, infectious, carcinogenic, or toxic or a pollutant or a contaminant under or pursuant to, or that could result in liability under, any applicable Laws pertaining to health and safety or Environmental Laws, including petroleum and all derivatives thereof or synthetic substitutes therefor, hydrogen sulphide, arsenic, cadmium, lead, mercury, equipment and material containing polychlorinated biphenyls, mould, asbestos, asbestos-containing material, urea-formaldehyde and urea-formaldehyde-containing material.

“Hecla”	means Hecla Mining Company, a corporation existing under the Laws of the State of Delaware.
“Hecla Acquisition Proposal”

means, at any time after the entering into of the Arrangement Agreement, whether or not in writing and whether in a single transaction or in a series of related transactions, any: (a) proposal with respect to: (i) any direct or indirect acquisition, take-over bid, tender offer, exchange offer or other transaction that, if consummated, would result in any person or group of persons beneficially owning Hecla Shares (or securities convertible into or exchangeable or exercisable for Hecla Shares) representing 50% or more of Hecla Shares then outstanding (assuming, if applicable, the conversion, exchange or exercise of such securities convertible into or exchangeable or exercisable for Hecla Shares); (ii) any plan of arrangement, amalgamation, merger, share exchange, consolidation, reorganization, recapitalization, liquidation, dissolution, winding up, business combination or other similar transaction in respect of Hecla whereby more than 50% of Hecla Shares then outstanding or the assets of Hecla on a consolidated basis are acquired by any person or group of persons; (iii) any direct or indirect acquisition by any person or group of persons of any assets of Hecla or one or more of Hecla’s subsidiaries which represents individually or in the aggregate 50% or more of the consolidated assets, revenues or earnings of Hecla; (iv) any direct or indirect sale, issuance or acquisition of voting or equity interests in one or more of Hecla’s subsidiaries (including shares or other equity interest of subsidiaries) that: (A) represent 50% or more of the voting, equity or other securities of any such subsidiary (or rights or interests therein or thereto); or (B) constitute or hold 50% or more of the fair market value of the assets of Hecla and its subsidiaries (taken as a whole); or (v) any direct or indirect sale, disposition, lease, license, royalty, alliance or joint venture, long-term supply agreement or other arrangement having a similar economic effect as (i) to (iv) above, whether in a single transaction or a series of related transactions by Hecla or any of its subsidiaries; or (b) modification or proposed modification of any such proposal, inquiry, expression or indication of interest.

“Hecla Acquisition Subco”	means 1156291 B.C. Unlimited Liability Company, an unlimited liability company existing under the Laws of the Province of British Columbia and a wholly-owned subsidiary of Hecla.
“Hecla Alternative Agreement”	has the meaning ascribed thereto in “Part 8 – The Arrangement Agreement – Termination” of this Circular.
“Hecla Board”	means the board of directors of Hecla, as the same is constituted from time to time.
“Hecla Consideration”

means, for each Klondex Share: (i) the Cash Consideration; (ii) the Share Consideration; or (iii) the Combination Consideration, all as more specifically provided for in, and subject to the terms and conditions of, the Plan of Arrangement.

“Hecla Material Adverse Effect”

means any result, fact, change, effect, event, circumstance, occurrence or development that, individually or taken together with all other results, facts, changes, effects, events, circumstances, occurrences or developments, has or could reasonably be expected to have a material and adverse effect on the current or future business, operations, results of operations, capitalization, assets, liabilities (contingent or otherwise, including any contingent liabilities that may arise through outstanding pending or threatened litigation), obligations (whether absolute, accrued, conditional or otherwise), condition (financial or otherwise) or prospects or privileges of Hecla and its subsidiaries, taken as a whole, whether before or after giving effect to the transactions contemplated by the Arrangement Agreement, but shall not include any result, fact, change, proposed change, effect, event, circumstance, occurrence or development resulting from: (a) any change in general political, economic or financial or capital market conditions in the United

States; (b) any change or proposed change in Laws; (c) any change affecting securities or commodity markets in general; (d) any change relating to currency exchange, interest rates or rates of inflation; (e) the price of gold or silver; (f) any change in U.S. GAAP; (g) any failure by Hecla or any of its subsidiaries to meet any public estimates or expectations regarding its revenues, earnings or other financial performance or results of operations; or (h) a change as a result of the announcement of the execution of the Arrangement Agreement or of the transactions contemplated hereby (including changes in the market price of Hecla’s securities), provided, however, the exclusion resulting from operation of each of clauses (a) through (g) above shall not apply to the extent that any of the changes, developments, conditions or occurrences referred to therein primarily relate to Hecla and its subsidiaries, taken as a whole, or materially disproportionately adversely affect Hecla and its subsidiaries, taken as a whole, in comparison to other comparable persons who operate in the industry in which Hecla and its subsidiaries operate; and provided further, however, that references in certain sections of the Arrangement Agreement to dollar amounts are not intended to be, and shall not be deemed to be, illustrative or interpretive for purposes of determining whether a Hecla Material Adverse Effect has occurred.

“Hecla Shares”	means the common stock in the authorized share capital of Hecla, US$0.25 par value per share.
“Hecla Subscription”	has the meaning ascribed thereto in “Financings, Available Funds and Principal Purposes” of this Appendix “I”.
“HMS”	means Hall Mineral Services LLC.
“Holder”	has the meaning ascribed thereto in “Part 17 – Certain Canadian Federal Income Tax Considerations” of this Circular.
“Holmes”	means Frank E. Holmes.
“Hollister Mine” or “Hollister Project” or “Hollister”	means the Hollister mine located in Elko County, Nevada.
“HSR Act”	means the Hart – Scott – Rodino Antitrust Improvements Act (United States).
“Hugessen”	means Hugessen Consulting Inc.

“IFRS”	means International Financial Reporting Standards as issued by the International Accounting Standards Board.
“In-the-Money Amount”

means, in respect of a Klondex Option, the positive amount, if any, by which (i) the product obtained by multiplying (A) the number of Klondex Shares underlying such Klondex Option, by (B) the Company Share Value, exceeds (ii) the aggregate purchase price payable under such Klondex Option to acquire the Klondex Shares underlying such Klondex Option.

“In-the-Money Klondex Option”	means a Klondex Option in respect of which the In-the-Money Amount, determined as of the last Business Day immediately preceding the Effective Date, is a positive amount.
“Incentive Compensation”	has the meaning ascribed thereto in “Part 29 – Statement of Executive Compensation – Compensation Discussion and Analysis – Clawback Policy” of this Circular.
“Indemnified Party” and “Indemnified Parties”	has the meaning ascribed thereto in “Part 7 – The Arrangement – Interests of Certain Persons in the Arrangement – Indemnification and Insurance” of this Circular.
“Independent Committee”	means the independent committee formed by certain independent members of the Klondex Board to consider the Arrangement.
“Index”

has the meaning ascribed thereto in “Part 29 – Statement of Executive Compensation – Compensation Discussion and Analysis – Elements of Compensation Program for the Fiscal Year Ended December 31, 2017 – Equity Participation” of this Circular.

“INFOR Financial”	means INFOR Financial Inc., one of the financial co-advisors to Klondex.
“Initial Havilah Share”	means the sole Havilah Share issued and outstanding immediately prior to the Effective Time, which shall be held by Klondex.
“Initial Hecla Proposal Letter”	has the meaning ascribed thereto in “Part 7 – The Arrangement – Background to the Arrangement” of this Circular.
“Interim Order”

means the interim order of the Court issued following the application therefor submitted to the Court as contemplated by the Arrangement Agreement, providing for, among other things, the calling and holding of the Meeting, as such order may be affirmed, amended, modified, supplemented or varied by the Court with the consent of both Klondex and Hecla, each acting reasonably, attached as Appendix “F” to this Circular.
“Intermediary”	has the meaning ascribed thereto in “Part 5 – General Proxy Information – Exercise of Discretion by Proxies” of this Circular.
“Investec”	means Investec Bank PLC.
“Investec Facility Agreement”

means the Facility Agreement dated as of March 23, 2016 between the Company, the guarantors party thereto, Investec and Investec Bank PLC as lender and hedge counterparty, as amended October 14, 2016 (with an effective date of October 28, 2016), March 6, 2017, March 31, 2017, December 21, 2017, February 13, 2018 and as further amended, restated, modified or supplemented from time to time.

“IRS”	means the Internal Revenue Service of the United States.
“IT”	means information technology.
“January 26, 2018 Meeting”	has the meaning ascribed thereto in “Part 7 – The Arrangement – Background to the Arrangement – The Initial Hecla Proposal Letter” of this Circular.
“January 30, 2018 Meeting”	has the meaning ascribed thereto in “Part 7 – The Arrangement – Background to the Arrangement – Execution of the Revised Hecla Proposal Letter” of this Circular.
“Joint Venture”

means a joint venture, partnership or other similar arrangement, whether in corporate, partnership, contractual or other legal form, in which Klondex directly or indirectly holds voting shares, equity interests or other rights of participation but which is not a subsidiary of Klondex, and any subsidiary of any such entity.

“Klondex”	means Klondex Mines Ltd., a corporation existing under the BCBCA.
“Klondex 2013 Options”	means, at any time, options to acquire Klondex Shares granted pursuant to the Klondex 2013 Share Incentive Plan, which are, at such time, outstanding and unexercised, whether or not vested.
“Klondex 2013 RSUs”	means, at any time, rights to receive Klondex Shares granted under the Klondex 2013 Share Incentive Plan, which are at such time outstanding, whether or not vested.

“Klondex 2013 Share Incentive Plan”	means the Share Incentive Plan dated May 9, 2013 of the Company.
“Klondex 2016 Options”	means, at any time, options to acquire Klondex Shares granted pursuant to the Klondex 2016 Stock Option Plan, which are, at such time, outstanding and unexercised, whether or not vested.
“Klondex 2016 RSUs”

means, at any time, restricted share units awarded under the Klondex 2016 Stock Option Plan, which are, at such time, outstanding and unexercised, whether or not vested, but excluding any Performance RSUs.

“Klondex 2016 Stock Option Plan”	means the Share Option and Restricted Share Unit Plan dated May 13, 2016 of the Company.
“Klondex Board”	means the board of directors of Klondex, as the same is constituted from time to time.
“Klondex Budget”	means Klondex’s budget and plan for 2018, together with monthly budgets and plans based thereon.
“Klondex Canada”	means Klondex Canada Ltd., a corporation existing under the BCBCA and a wholly-owned subsidiary of Klondex.
“Klondex Canada Shares”	means all of the issued and outstanding shares in the capital of Klondex Canada immediately prior to the Effective Time.
“Klondex Canada Subco Note”	has the meaning ascribed thereto in the Arrangement Agreement.
“Klondex Directors”	means collectively, Richard J. Hall, Blair Schultz, Rodney Cooper, Mark Daniel, Jamie Haggarty, Paul Andre Huet, William Matlack and Charles Oliver.
“Klondex DSU”	means a deferred share unit issued under the Klondex DSU Plan.
“Klondex DSU Holders”	means the holders of one or more Klondex DSUs.
“Klondex DSU Plan”	means the Deferred Share Unit Plan of Klondex effective May 13, 2016.
“Klondex Locked-up Securityholders”

means collectively those officers of Klondex, Klondex Directors and two institutional Klondex Shareholders who have entered into Klondex Voting Agreements, Klondex Support Agreements and Klondex Support Letter Agreements, as applicable.

“Klondex Management”	means the senior executive officers of Klondex.
“Klondex Material Adverse Effect”

means any result, fact, change, effect, event, circumstance, occurrence or development that, individually or taken together with all other results, facts, changes, effects, events, circumstances, occurrences or developments, has or could reasonably be expected to have a material and adverse effect on the current or future business, operations, results of operations, capitalization, assets, liabilities (contingent or otherwise, including any contingent liabilities that may arise through outstanding pending or threatened litigation), obligations (whether absolute, accrued, conditional or otherwise), condition (financial or otherwise) or prospects or privileges of Klondex and its subsidiaries, taken as a whole, but shall not include any result, fact, change, proposed change, effect, event, circumstance, occurrence or development resulting from: (a) any change in general political, economic or financial or capital market conditions in Canada or the United States; (b) any change or proposed change in Laws; (c) any change affecting securities or commodity markets in general; (d) any change relating to currency exchange, interest rates or rates of inflation; (e) the price of gold; (f) any change in U.S. GAAP; (g) any failure by Klondex or any of its subsidiaries to meet any public estimates or expectations regarding its revenues, earnings or other financial performance or results of operations; or (h) a change as a result of the announcement of the execution of the Arrangement Agreement or of the transactions contemplated hereby (including changes in the market price of Klondex’s securities), provided, however, the exclusion resulting from operation of each of clauses (a) through (f) above shall not apply to the extent that any of the changes, developments, conditions or occurrences referred to therein primarily relate to Klondex and its subsidiaries, taken as a whole, or materially disproportionately adversely affect Klondex and its subsidiaries, taken as a whole, in comparison to other comparable persons who operate in the industry in which Klondex and its subsidiaries operate; and provided further, however, that references in certain sections of the Arrangement Agreement to dollar amounts are not intended to be, and shall not be deemed to be, illustrative or interpretive for purposes of determining whether a Klondex Material Adverse Effect has occurred.

“Klondex Option Plans”	means the Klondex 2013 Share Incentive Plan and the Klondex 2016 Stock Option Plan.

“Klondex Option, RSU or DSU Holder”	means a holder of Klondex Options, Klondex RSUs or Klondex DSUs.
“Klondex Options”	means the Klondex 2013 Options and the Klondex 2016 Options.
“Klondex Properties”	means the Fire Creek Project, Midas Project and the Hollister Project.
“Klondex Public Disclosure Record”	means all documents filed or furnished under applicable Securities Laws by or on behalf of Klondex on SEDAR or EDGAR between January 1, 2016 and March 16, 2018.
“Klondex RSUs”	means the Klondex 2013 RSUs and the Klondex 2016 RSUs and, for greater certainty, excludes the Performance RSUs.
“Klondex Securityholders”	means collectively, the Klondex Shareholders and the Klondex Option, RSU or DSU Holders.
“Klondex Share Exchange”

has the meaning ascribed thereto in “Part 17 – Certain United States Federal Income Tax Considerations – U.S. Federal Income Tax Consequences of the Arrangement to U.S. Holders – Exchange of Klondex Shares for the Hecla Consideration” of this Circular.

“Klondex Shareholder”	means a holder of one or more Klondex Shares.
“Klondex Shares”	means common shares without par value in the capital of Klondex.
“Klondex Support Agreements”

means the support agreements, dated effective on or before March 16, 2018, between Hecla and each of the following Klondex Directors and officers of Klondex, which agreements provide that such director and/or officer shall, among other things, cooperate with Klondex and Hecla to successfully complete the Arrangement: Brian Morris, Charles Oliver, John Antwi, Mark Daniel and Michael Doolin.

“Klondex Support Letter Agreements”

means the support letter agreements, dated effective on or before March 16, 2018, between Hecla and each of two institutional Klondex Shareholders, which agreements provide that such Klondex Shareholder shall, among other things, vote, or cause to be voted, any Klondex Shares that such Klondex Shareholder exercises beneficial control over in favour of the Arrangement Resolution.

“Klondex U.S. Shareholder”	means a holder of Klondex Shares in the United States.

“Klondex Voting Agreements”

means the voting agreements, dated effective on or before March 16, 2018, between Hecla and each of the following Klondex Directors and officers of Klondex, which agreements provide that such director and/or officer shall, among other things, support the Arrangement and vote their Klondex Shares and Other Affected Securities (including any Klondex Shares issued upon the exercise or exchange of any Other Affected Securities) in favour of the Arrangement Resolution: William Matlack, Blair Schultz, Paul Huet, Richard Hall, Barry Dahl, James Haggarty and Rodney Cooper.

“Klondex Warrants”	means, at any time, warrants to acquire Klondex Shares, which are, at such time, outstanding and unexercised.
“Law” or “Laws”

means all laws, statutes, codes, ordinances (including zoning), decrees, rules, regulations, by-laws, statutory rules, published policies and guidelines, notices, judicial, arbitral, administrative, ministerial, departmental or regulatory judgments, injunctions, orders, decisions, settlements, writs, assessments, arbitration awards, rulings, determinations or awards, decrees or other requirements of any Governmental Authority having the force of law and any legal requirements arising under the common law or principles of law or equity and the term “applicable” with respect to such Laws and, in the context that refers to any person, means such Laws as are applicable at the relevant time or times to such person or its business, undertaking, property or securities and emanate from a Governmental Authority having jurisdiction over such person or its business, undertaking, property or securities.

“Legacy Committee”	means the former legacy committee of the Klondex Board that was disbanded in August 2017.
“Letter of Transmittal and Election Form”

means the letter of transmittal and election form (printed on white paper) delivered by Klondex to Registered Klondex Shareholders together with this Circular providing for the delivery of Klondex Shares to the Depositary.

“LIM”	means Labrador Iron Mines Limited.
“LIMH”	means Labrador Iron Mines Holdings Limited.
“Litigation”	has the meaning ascribed thereto in “Part 8 – The Arrangement Agreement – Covenants of Klondex – Covenants relating to Conduct of Business” of this Circular.

“Lump Sum Payments”	has the meaning ascribed thereto in “Part 7 – The Arrangement – Interests of Certain Persons in the Arrangement” of this Circular.
“Majority Voting Policy”	has the meaning ascribed thereto in “Part 34 – Statement of Corporate Governance Practices – Majority Voting Policy” of this Circular.
“March 6, 2018 Meeting”	has the meaning ascribed thereto in “Part 7 – The Arrangement – Background to the Arrangement – Execution of the Revised Hecla Proposal Letter” of this Circular.
“March 9, 2018 Meeting”	has the meaning ascribed thereto in “Part 7 – The Arrangement – Background to the Arrangement – Execution of Final Hecla Proposal Letter” of this Circular.
“March 16, 2018 Meeting”	has the meaning ascribed thereto in “Part 7 – The Arrangement – Background to the Arrangement – Negotiation of a Definitive Arrangement Agreement and Approval of the Arrangement” of this Circular.
“Mark-to-Market Election”

has the meaning ascribed thereto in “Part 18 – Certain United States Federal Income Tax Considerations – U.S. Federal Income Tax Consequences to U.S. Holders Related to the Ownership and Disposition of Havilah Shares – Passive Foreign Investment Company Rules Relating to the Ownership of Havilah Shares – Default PFIC Rules Under Section 1291 of the U.S. Tax Code” of this Circular.

“Market Value”	has the meaning ascribed thereto in “Part 31 –Compensation Plans – Summary of Klondex DSU Plan” of this Circular.
“material change”, “material fact” and “misrepresentation”	have the meanings attributed thereto in the Securities Act.
“Material Contract”	has the meaning ascribed thereto in Section 1.11(a) of Schedule D to the Arrangement Agreement.
“Maximum Cash Consideration”	means US$157,410,417.
“Maximum Shares Consideration”	means 77,411,859 Hecla Shares.
“Maxit Capital”	means Maxit Capital LP, financial advisor to the Independent Committee.
“Maxit Capital Engagement Letter”	means the engagement letter dated February 12, 2018, pursuant to which the Independent Committee retained

Maxit Capital to provide a fairness opinion in connection with the Arrangement.
“Maxit Capital Fairness Opinion”

means the opinion of Maxit Capital to the effect that, as of the date of such opinion and based upon and subject to the assumptions, limitations and qualifications as set forth therein, the Arrangement Consideration to be received by the Klondex Shareholders under the Arrangement is fair, from a financial point of view, to the Klondex Shareholders.

“Meeting”

means the annual and special meeting of the Klondex Securityholders, including any adjournment or postponement thereof, to be called and held in accordance with the Interim Order for the purpose of, among other things, considering and, if thought fit, approving the Arrangement Resolution.

“meeting materials”	has the meaning ascribed thereto in “Part 5 – General Proxy Information – Non-Registered Klondex Securityholders” of this Circular.
“MI 61-101”	means Multilateral Instrument 61-101 – Protection of Minority Security Holders in Special Transactions.
“Midas” or “Midas Mine” or “Midas Project”	means the Midas mine and ore milling facility located in Elko County, Nevada.
“Mine Safety and Health Committee”	means the mine safety and health committee of the Klondex Board.
“mineral resources”	has the meaning ascribed thereto in “Notice to Reader –Technical Information” in Appendix “I” of this Circular.
“NAV”	has the meaning ascribed thereto in “Part 9 – Opinion of Maxit Capital – Summary of Analysis” of this Circular.
“NEO” or “Named Executive Officer”

has the meaning ascribed thereto in “Part 29 – Statement of Executive Compensation – Compensation Discussion and Analysis – Named Executive Officers for the Fiscal Year Ended December 31, 2017” of this Circular.

“New Klondex Directors”	means Robert D. Brown and Dean W. A. McDonald.
“NI 43-101”

means National Instrument 43-101 – Standards of Disclosure for Mineral Projects, together with the Companion Policy thereto, as issued by the Canadian Securities Administrators, as amended from time to time.

“NI 51-102”	means National Instrument 51-102 – Continuous Disclosure Obligations, together with the Companion Policy thereto, as issued by the Canadian Securities Administrators, as amended from time to time.
“NI 52-110”	means National Instrument 52-110 – Audit Committees, as issued by the Canadian Securities Administrators, as amended from time to time.
“NI 54-101”

means National Instrument 54-101 – Communication with Beneficial Owners of Securities of a Reporting Issuer, together with the Companion Policy thereto, as issued by the Canadian Securities Administrators, as amended from time to time.

“NI 58-101”	means National Instrument 58-101 – Disclosure of Corporate Governance Practices.
“Non-Electing U.S. Holder”

has the meaning ascribed thereto in “Part 18 – Certain United States Federal Income Tax Considerations – U.S. Federal Income Tax Consequences to U.S. Holders Related to the Ownership and Disposition of Havilah Shares – Passive Foreign Investment Company Rules Relating to the Ownership of Havilah Shares – Default PFIC Rules Under Section 1291 of the U.S. Tax Code” of this Circular.

“non-management directors”	has the meaning ascribed thereto in “Part 29 – Statement of Executive Compensation – Compensation Discussion and Analysis – Share Ownership Policy” of this Circular.
“Non-Registered Klondex Securityholder”	has the meaning ascribed thereto in “Part 5 – General Proxy Information – Exercise of Discretion by Proxies” of this Circular.
“Non-Registered Klondex Shareholder”	has the meaning ascribed thereto in “Part 14 –Dissenting Shareholders’ Rights” of this Circular.
“Non-Resident Holder”	has the meaning ascribed thereto in “Part 17 – Certain Canadian Federal Income Tax Considerations – Holders Not Resident in Canada” of this Circular.
“non-U.S. Holder”	has the meaning ascribed thereto in “Part 17 – Certain United States Federal Income Tax Considerations – Scope of Disclosure – Non-U.S. Holders” of this Circular.
“Notice of Meeting”	means the notice of annual and special meeting to the Klondex Securityholders which accompanies this Circular.

“Notice Shares”	has the meaning ascribed thereto in “Part 4 – Summary –Dissenting Shareholders’ Rights” of this Circular.
“NP 58-201”	means National Policy 58-201 – Corporate Governance Guidelines
“NYSE”	means the New York Stock Exchange.
“NYSE American”	means the NYSE American LLC.
“Option/RSU Election Form”	means the election form (printed on grey paper) delivered by Klondex to registered holders of Klondex Options and Klondex RSUs together with this Circular.
“ordinary course of business”

or any similar reference, means, with respect to an action taken or to be taken by any person, that such action is consistent with the past practices of such person and is taken in the ordinary course of the normal day-to-day business and operations of such person and, in any case, is not unreasonable or unusual in the circumstances when considered in the context of the provisions of the Arrangement Agreement.

“Other Affected Securities”	means Affected Securities other than Klondex Shares.
“Out of Budget Transaction”	has the meaning ascribed thereto in “Part 34 – Statement of Corporate Governance Practices – Klondex Board Decision Making” of this Circular.
“Out-of-the-Money Klondex Option”	means each Klondex Option other than an In-the-Money Klondex Option.
“Outside Date”	means July 16, 2018.
“P&E”	means P&E Mining Consultants Inc.
“P/Cash Flow”	has the meaning ascribed thereto in “Part 9 – Opinion of Maxit Capital – Summary of Analysis – Comparable Trading with Control Premium Approach” of this Circular.
“P/NAV”	has the meaning ascribed thereto in “Part 9 – Opinion of Maxit Capital – Summary of Analysis –Comparable Trading with Control Premium Approach” of this Circular.
“Participants”	has the meaning ascribed thereto in “Part 31 –Compensation Plans – Summary of the Klondex 2016 Stock Option Plan – Determination of Participants and Participation” of this Circular.

“Participating Former Securityholders”	means Former Securityholders other than Klondex DSU Holders and Dissenting Shareholders.
“Parties”	means Klondex, Hecla Acquisition Subco and Hecla and “Party” means any one of them.
“pass through”

has the meaning ascribed thereto in “Part 17 – Certain United States Federal Income Tax Considerations – Scope of Disclosure – Holders Subject to Special U.S. Federal Income Tax Rules Not Addressed” of this Circular.

“Payment Date”	has the meaning ascribed thereto in “Part 31 –Compensation Plans – Summary of the Klondex DSU Plan – Redemption of Klondex DSUs” of this Circular.
“PCAOB”	means the Public Company Accounting Oversight Board.
“Performance Goals”	has the meaning ascribed thereto in “Part 31 –Compensation Plans – Summary of the Klondex 2016 Stock Option Plan – Effect of Change of Control on Performance RSUs” of this Circular.
“performance period”

has the meaning ascribed thereto in “Part 29 – Statement of Executive Compensation – Compensation Discussion and Analysis – Elements of Compensation Program for the Fiscal Year Ended December 31, 2017 – Equity Participation” of this Circular.

“Performance RSUs”	has the meaning ascribed thereto in the Klondex 2016 Stock Option Plan.
“Permit”

means any lease, license, permit, certificate, consent, order, grant, approval, classification, registration or other authorization (including an Environmental Authorization) of or from any Governmental Authority.

“person”

includes an individual, sole proprietorship, corporation, body corporate, incorporated or unincorporated association, syndicate or organization, partnership, limited partnership, limited liability company, unlimited liability company, joint venture, joint stock company, trust, natural person in his or her capacity as trustee, executor, administrator or other legal representative, a government or Governmental Authority or other entity, whether or not having legal status.

“PFIC”	has the meaning ascribed thereto in “Part 17 –Certain United States Federal Income Tax Considerations – U.S. Federal Income Tax Consequences of the

Arrangement to U.S. Holders – Pre-2013 Klondex Shareholders Not Addressed” of this Circular.
“Plan of Arrangement”

means the plan of arrangement, substantially in the form of Appendix “E” of this Circular, as amended, modified or supplemented from time to time: (a) in accordance with either: (i) the Arrangement Agreement; or (ii) Article 6 of the Plan of Arrangement, with the consent of Klondex and Hecla, each acting reasonably; or (b) at the direction of the Court in the Final Order.

“PM”	means Practical Mining LLC.
“Policies”	has the meaning ascribed thereto in “Part 34 – Statement of Corporate Governance Practices” of this Circular.
“Potential Acquisition Proposal”	has the meaning ascribed thereto in “Part 34 – Statement of Corporate Governance Practices – Committees of the Klondex Board – Independent Committee” of this Circular.
“Precedent Transaction Approach”	has the meaning ascribed thereto in “Part 9 – Opinion of Maxit Capital – Summary of Analysis – Precedent Transaction Approach” of this Circular.
“Pre-Acquisition Reorganization”	has the meaning ascribed thereto in “Part 8 – The Arrangement Agreement – Other Covenants –Pre-Acquisition Reorganization” of this Circular.
“Project”	has the meaning ascribed thereto in “True North Technical Information – Summary” of Appendix “I” to this Circular.
“proposal”	has the meaning ascribed thereto in “Part 38 – Klondex Shareholder Proposals” of this Circular.
“Proposed Amendments”	has the meaning ascribed thereto in “Part 17 – Certain Canadian Federal Income Tax Considerations” of this Circular.
“Proxy Solicitation Agent”	means D.F. King, the proxy solicitation agent retained by Klondex.
“PwC”	means PricewaterhouseCoopers LLP, Chartered Professional Accountants.
“QEF Election”

has the meaning ascribed thereto in “Part 18 – Certain United States Federal Income Tax Considerations – U.S. Federal Income Tax Consequences to U.S. Holders Related to the Ownership and Disposition of Havilah Shares – Passive Foreign Investment Company Rules Relating to the Ownership of Havilah Shares – Default

PFIC Rules Under Section 1291 of the U.S. Tax Code” of this Circular.
“QFC”

has the meaning ascribed thereto in “Part 18 – Certain United States Federal Income Tax Considerations – U.S. Federal Income Tax Consequences to U.S. Holders Related to the Ownership and Disposition of Havilah Shares – Ownership of Havilah Shares –Distributions With Respect to Havilah Shares” of this Circular.

“R&R Statement”	has the meaning ascribed thereto in “Part 7 – The Arrangement – Background to the Arrangement –Execution of the Revised Hecla Proposal Letter” of this Circular.
“Record Date”	means May 15, 2018.
“Redemption Date”	has the meaning ascribed thereto in “Part 31 –Compensation Plans – Summary of the Klondex DSU Plan – Redemption of Klondex DSUs” of this Circular.
“Registered Klondex Securityholder”	means a registered holder of any Affected Securities.
“Registered Klondex Shareholder”	means a registered holder of Klondex Shares.
“Registered Plans”	has the meaning ascribed thereto in “Part 17 – Certain Canadian Federal Income Tax Considerations –Eligibility for Investment” of this Circular.
“Registrar”	means the person appointed as the Registrar of Companies under Section 400 of the BCBCA.
“Regulation S”	means Regulation S under the U.S. Securities Act.
“Regulatory Approvals”

means sanctions, rulings, consents, orders, exemptions, permits, waivers, early termination authorizations, clearances, written confirmations of no intention to initiate legal proceedings and other approvals (including the lapse, without objection, of a prescribed time under a statute or regulation that states that a transaction may be implemented if a prescribed time lapses following the giving of notice without an objection being made) of Governmental Authorities and relating to the Arrangement.

“Representatives”

means, collectively, with respect to a Party, that Party’s officers, directors, employees, consultants, advisors, agents or other representatives (including lawyers, accountants, investment bankers and financial advisors) and includes, in the case of: (a) Hecla and Hecla Acquisition Subco, CIBC World Markets Inc. and J.P. Morgan as financial advisors; and (b) Klondex, GMP

Securities and INFOR Financial, as financial advisors to the Klondex Board, and Maxit Capital, as financial advisor to the Independent Committee.
“Resident Holder”	has the meaning ascribed thereto in “Part 17 – Certain Canadian Federal Income Tax Considerations – Holders Resident in Canada” of this Circular.
“Resignation Period”	has the meaning ascribed thereto in “Part 28 – Statement of Executive Compensation – Termination and Change of Control Benefits – NEO Employment Agreements –Resignation” of this Circular.
“Revised Hecla Proposal Letter”	has the meaning ascribed thereto in “Part 7 – The Arrangement – Background to the Arrangement” of this Circular.
“Rule 144”	means Rule 144 under the U.S. Securities Act.
“Scheduled Payment Date”	has the meaning ascribed thereto in “Part 31 –Compensation Plans – Summary of the Klondex 2016 Stock Option Plan – Vesting of Klondex RSUs and Performance RSUs” of this Circular.
“Schoor”	means Kalman Schoor.
“SEC”	means the U.S. Securities and Exchange Commission.
“SEC Industry Guide 7”	means the SEC Industry Guide 7 under the U.S. Exchange Act.
“Securities Act”	means the Securities Act (British Columbia) and the rules, regulations and published policies made thereunder.
“Securities Laws”

means (a) the Securities Act; (b) the U.S. Securities Act and the U.S. Exchange Act; (c) all other North American securities Laws; and (d) the rules and regulations of the TSX and the NYSE, as applicable.

“SEDAR”	means the Canadian Securities Administrators’ System for Electronic Document Analysis and Retrieval as outlined in NI 13-101, which can be accessed online at www.sedar.com.
“Sentry”	has the meaning ascribed thereto in “Part 32 – Security Ownership of Certain Beneficial Owners and Management”.
“Separation Payment”	has the meaning ascribed thereto in “Part 31 – Statement of Executive Compensation – Termination and Change of

Control Benefits – NEO Employment Agreements –Entitlements” of this Circular.
“Share Consideration”	means 0.6272 of a Hecla Share for each Klondex Share, subject to proration in accordance with the Plan of Arrangement.
“Share Ownership Policy”	has the meaning ascribed thereto in “Part 29 – Statement of Executive Compensation – Compensation Discussion and Analysis – Share Ownership Policy” of this Circular.
“SIC”	means Sentry Investments Corp.
“SII”	means Sentry Investments Inc.
“SPMF”	means Sentry Precious Metals Fund.
“STIP”

has the meaning ascribed thereto in “Part 29 – Statement of Executive Compensation – Compensation Discussion and Analysis – Elements of Compensation Program for the Fiscal Year Ended December 31, 2017 – Cash Bonus” of this Circular.

“STIP Bonus”

has the meaning ascribed thereto in “Part 29 – Statement of Executive Compensation – Compensation Discussion and Analysis – Elements of Compensation Program for the Fiscal Year Ended December 31, 2017 – Cash Bonus” of this Circular.

“Subscription Receipt Offering”	has the meaning ascribed thereto in “Part 34 – Statement of Corporate Governance Practices – Certain Relationships and Related Person Transactions” of this Circular.
“subsidiary”

means, with respect to a specified entity, any: (a) corporation of which issued and outstanding voting securities of such corporation to which are attached more than 50% of the votes that may be cast to elect directors of the corporation (whether or not shares of any other class or classes will or might be entitled to vote upon the happening of any event or contingency) are owned by such specified entity and the votes attached to those voting securities are sufficient, if exercised, to elect a majority of the directors of such corporation; (b) partnership, unlimited liability company, joint venture or other similar entity in which such specified entity has more than 50% of the equity interests and the power to direct the policies, management and affairs thereof; and (c) a subsidiary (as defined in clauses (a) and (b) above) of any subsidiary (as so defined) of such specified entity.

“Subsidiary PFIC”

has the meaning ascribed thereto in “Part 17 – Certain United States Federal Income Tax Considerations – U.S. Federal Income Tax Consequences of the Arrangement to U.S. Holders – Passive Foreign Investment Company Rules Relating to the Ownership of Havilah Shares – PFIC Status of Havilah” of this Circular.

“Superior Proposal”

means an unsolicited Acquisition Proposal made in writing on or after the date of the Arrangement Agreement by a person or persons acting jointly (other than Hecla and its affiliates) that:

(a) is to acquire: (i) not less than all of the outstanding Klondex Shares (on a fully diluted basis), other than Klondex Shares beneficially owned by the person making such Acquisition Proposal (provided that, in the case of a takeover bid, the minimum tender condition may be any percentage of the Klondex Shares greater than 66 2/3% on a fully diluted basis) and pursuant to which all Klondex Shareholders are offered the same consideration in form and amount per Klondex Shares to be purchased or otherwise acquired; or (ii) all or substantially all of the assets of Klondex on a consolidated basis;

(b) complies with Securities Laws and did not result from, or arise in connection with: (i) a breach of Article 5 of the Arrangement Agreement; or (ii) any agreement between the person making such Acquisition Proposal and Klondex other than an Acceptable Confidentiality Agreement;

(c) is not subject to any financing condition and in respect of which it has been demonstrated to the satisfaction of the Klondex Board, acting in good faith and after consulting with outside legal counsel and financial advisors, that any funds required to complete such Acquisition Proposal have been obtained and are immediately available;

(d) is not subject to any due diligence and/or access condition;

(e) if it relates to the acquisition of the outstanding Klondex Shares, is made available to all Klondex Shareholders on the same terms and conditions;

(f) is not subject, either by the terms of such Acquisition Proposal or by virtue of any Law, to a requirement that the approval of the shareholders (or equivalent) of the person or persons making the Acquisition Proposal be obtained in order for the Acquisition Proposal to be completed;

(g) does not (either directly or indirectly through any other agreement, commitment or understanding) require Klondex or any other person to interfere with the attempted successful completion of the Arrangement (including requiring Klondex to delay, adjourn, postpone or cancel the Meeting) or provide for the payment of any “hello”, “break”, “termination” or other fees or expenses or confer any rights or options to acquire assets or securities of Klondex or any of its subsidiaries to any person in the event that Klondex completes the Arrangement or any other similar transaction with Hecla or any of its affiliates;

(h) the Klondex Board has determined in good faith, upon the recommendation from the Independent Committee and after consultation with its financial advisors and outside legal counsel, that such Acquisition Proposal (including time to completion and any shareholder vote requirements) would, if consummated in accordance with its terms (but not assuming away any risk of non-completion), result in a transaction which is more favourable to the Klondex Shareholders from a financial point of view than the Arrangement (taking into account any amendment proposed to be made to the Arrangement Agreement by Hecla in accordance with the terms of Article 5 of the Arrangement Agreement) and the failure to recommend such Acquisition Proposal to the Klondex Shareholders would be inconsistent with its fiduciary duties under applicable law;

(i) the Klondex Board has determined, in good faith, after consultation with its financial advisors and outside legal counsel, is reasonably capable of being completed in accordance with its terms, without undue delay, taking into account all legal, financial, regulatory and other aspects of such Acquisition Proposal and the person making such Acquisition Proposal; and

(j) if Klondex does not have sufficient funds that are immediately available to pay the Termination Fee, the terms of such Superior Proposal provide that the maker of such Superior Proposal will advance or otherwise provide to Klondex the cash required in order to pay the Termination Fee prior to the date on which such Termination Fee is to be paid.

“Superior Proposal Notice Period”	has the meaning ascribed thereto in Section 5.1(f)(v) of the Arrangement Agreement.

“Tax” or “Taxes”

means any and all taxes, duties, imposts, levies, premiums, assessments, tariffs, or obligations of the same or similar nature, however denominated, imposed, assessed or collected by any Governmental Authority, including any federal, provincial, state, territorial, county, municipal, local or foreign taxes, income taxes, state profit share taxes, windfall or excess profit taxes, capital taxes, royalty taxes, production taxes, payroll taxes, health taxes, employment taxes, withholding taxes, sales taxes, use taxes, goods and services taxes, custom duties, value added taxes, ad valorem taxes, excise taxes, alternative or add-on minimum taxes, franchise taxes, gross receipts taxes, licence taxes, occupation taxes, real and personal property taxes, stamp taxes, anti-dumping taxes, countervailing taxes, environment taxes, and transfer taxes, together with any interest, penalties, and additions payable in respect thereof, whether disputed or not.

“Tax Act”	means the Income Tax Act (Canada) and the regulations promulgated thereunder, as amended.
“taxable capital gain”	has the meaning ascribed thereto in “Part 17 – Certain Canadian Federal Income Tax Considerations – Holders Resident in Canada – Taxation of Capital Gains and Capital Losses” of this Circular.
“Technical Report”	has the meaning ascribed thereto in “Notice to Reader –Technical Information” in Appendix “I” of this Circular.
“Termination Fee”	means an amount equal to US$21,000,000.
“Toor”	means Kanwaljit Toor.
“Transfer Agent and Registrar”	means Computershare Investor Services Inc.
“True North”	means the True North mine and mill located in Bissett, Manitoba, Canada.
“TSX”	means the Toronto Stock Exchange.
“TSXV”	means the TSX Venture Exchange.
“U.S. Exchange Act”	means the U.S. Securities Exchange Act of 1934, as amended and the rules and regulations promulgated from time to time thereunder.
“U.S. GAAP”	means United States generally accepted accounting principles.

“U.S. Global”	has the meaning ascribed thereto in “Part 32 – Security Ownership of Certain Beneficial Owners and Management” of this Circular.
“U.S. Holder”	has the meaning ascribed thereto in “Part 17 – Certain United States Federal Income Tax Considerations – Scope of Disclosure – U.S. Holders” of this Circular.
“U.S. related person”

has the meaning ascribed thereto in “Part 18 – Certain United States Federal Income Tax Considerations –Additional Considerations Relevant to Non-U.S. Holders of Hecla Shares – Information Reporting and Backup Withholding Tax” of this Circular.

“U.S. Securities Act”	means the U.S. Securities Act of 1933, as amended and the rules and regulations promulgated thereunder.
“U.S. Tax Code”	means the United States Internal Revenue Code of 1986, as amended.
“USGI”	means U.S. Global Investors, Inc.
“USRPHC”

has the meaning ascribed thereto in “Part 18 – Certain United States Federal Income Tax Considerations – U.S. Federal Income Tax Consequences to Non-U.S. Holders Related to the Ownership and Disposition of Hecla Shares – Distributions with Respect to Hecla Shares” of this Circular.

“United States” or “U.S.”	means the United States of America, its territories and possessions, any State of the United States, and the District of Columbia.
“Vested Klondex DSUs”	has the meaning ascribed thereto in “Part 31 –Compensation Plans – Summary of the Klondex DSU Plan – Grant of Klondex DSUs” of this Circular.
“VWAP”	means the volume-weighted average price.
“Waterton”	has the meaning ascribed thereto in “Part 32 – Security Ownership of Certain Beneficial Owners and Management” of this Circular.
“Waterton Fund II”	means Waterton Precious Metals Fund II Cayman, LP.
“Waterton Mining GP”	means Waterton Mining Parallel Fund Offshore GP Corp.
“Waterton Mining LP”	means Waterton Mining Parallel Fund Offshore Master, LP.

“Waterton Nevada”	means Waterton Nevada Splitter, LLC.
“Wells”	means Richard J. Wells.
“WGRM Corp”	means Waterton Global Resource Management Cayman Corp.
“WGRM Inc.”	means Waterton Global Resource Management, Inc.
“WGRM LP”	means Waterton Global Resource Management, LP.
“WPMF”	means U.S. Global Investors World Precious Minerals Fund.

APPENDIX “B”

ARRANGEMENT RESOLUTION

RESOLUTION OF THE SECURITYHOLDERS

OF KLONDEX MINES LTD.

(the “Company”)

BE IT RESOLVED AS A SPECIAL RESOLUTION THAT:

1.

The arrangement (as it may be, or may have been, modified or amended in accordance with its terms, the “Arrangement”) under Division 5 of Part 9 of the Business Corporations Act (British Columbia) (the “BCBCA”) involving the Company and its securityholders, all as more particularly described and set forth in the Management Information Circular of the Company dated ●, 2018 (the “Circular”), is hereby authorized, approved and adopted.

2.

The plan of arrangement (as it may be, or may have been, modified or amended in accordance with its terms, the “Plan of Arrangement”) involving the Company and its securityholders and implementing the Arrangement, the full text of which is attached as Appendix ● to the Circular is hereby authorized, approved and adopted.

3.

The Arrangement Agreement (as it may be amended from time to time in accordance with its terms, the “Arrangement Agreement”) dated as of March 16, 2018 between the Company and Hecla Mining Company and 1156291 B.C. Unlimited Liability Company and all the transactions contemplated therein, the actions of the directors of the Company in approving the Arrangement and the Arrangement Agreement and the actions of the directors and officers of the Company in executing and delivering the Arrangement Agreement and causing the performance by the Company of its obligations thereunder are hereby confirmed, ratified, authorized and approved.

4.

The Company be and is hereby authorized to apply for a final order from the Supreme Court of British Columbia to approve the Arrangement on the terms set forth in the Arrangement Agreement and the Plan of Arrangement (as they may be amended, modified or supplemented and as described in the Circular).

5.

Notwithstanding that this resolution has been passed (and the Arrangement approved and agreed to) by the securityholders of the Company, or that the Arrangement has been approved by the Supreme Court of British Columbia, the directors of the Company are hereby authorized and empowered without further approval of any shareholders of the Company:

(a)	to amend the Arrangement Agreement or the Plan of Arrangement to the extent permitted by the Arrangement Agreement or Plan of Arrangement; and

(b)	subject to the terms and conditions of the Arrangement Agreement, not to proceed with the Arrangement at any time prior to the Effective Time (as defined in the Arrangement Agreement).

6.

Any officer or director of the Company is hereby authorized for and on behalf of the Company to execute and deliver for filing with the Registrar under the BCBCA any and all documents as are necessary or desirable to give effect to the Arrangement in accordance with the Arrangement Agreement or the Plan of Arrangement, such determination to be conclusively evidenced by the execution and delivery of such articles of arrangement and such other documents.

7.

Any one director or officer of the Company is hereby authorized, empowered and instructed, acting for, in the name and on behalf of the Company, to execute or cause to be executed, under the seal of the Company or otherwise, and to deliver or to cause to be delivered, all such other documents and to do or to cause to be done all such other acts and things as in such person’s opinion may be necessary or desirable in order to carry out the intent of the foregoing paragraphs of these resolutions and the matters authorized thereby, such determination to be conclusively evidenced by the execution and delivery of such document or the doing of such act or thing.

B-1

APPENDIX “C”

MAXIT CAPITAL FAIRNESS OPINION

Brookfield Place, 181 Bay Street, Suite 830

Toronto, ON M5J 2T3

March 16, 2018

Klondex Mines Ltd.

1055 West Hastings Street, Suite 2200

Vancouver, BC V6E 2E9

To the Independent Committee of Klondex Mines Ltd.:

Maxit Capital LP (“Maxit Capital”, “we” or “us”) understands that Klondex Mines Ltd. (“Klondex” or the “Company”) is proposing to enter into an arrangement agreement (the “Arrangement Agreement”) with Hecla Mining Company (“Hecla”) and 1156291 B.C. Unlimited Liability Company (“Hecla Acquisition Subco”) pursuant to which Hecla (through a subsidiary) will acquire all of the issued and outstanding common shares of Klondex (“Klondex Shares” or “Company Shares”) by way of a court approved plan of arrangement (the “Plan of Arrangement”) under the Business Corporations Act (British Columbia) (the “Arrangement”). Under the terms of the Arrangement, shareholders of Klondex (the “Klondex Shareholders”) may elect to receive as consideration (i) US$2.47 in cash (“Cash Consideration”), (ii) 0.6272 of a Hecla share (“Share Consideration”), or (iii) a combination of US$0.8411 in cash and 0.4136 of a Hecla share (“Combination Consideration”) per Klondex share, subject to proration. Klondex shareholders will also receive 0.125 shares (after giving effect to a share consolidation) of a newly created entity (“Spinco”) comprised of Klondex’s Canadian assets (“Spinco Share Consideration”). The Spinco Share Consideration together with either the Cash Consideration, the Share Consideration or the Combination Consideration (collectively, “Hecla Consideration”) represent the consideration pursuant to the Arrangement (“Arrangement Consideration”).

The terms and conditions of the Arrangement will be fully described in the notice of meeting and accompanying information circular and proxy circular to be sent to applicable affected securityholders in connection with the special meeting (the “Company Meeting”) of such securityholders (the “Circular”).

We also understand that the Company’s board of directors (the “Board of Directors”) has appointed an independent committee (the “Independent Committee”) to consider the Arrangement and to make recommendations to the Board of Directors concerning the Arrangement.

Engagement of Maxit Capital

By letter agreement dated February 12, 2018 (the “Engagement Agreement”), the Independent Committee retained Maxit Capital to act as a financial advisor in connection with any proposal to acquire control of the Company. Pursuant to the Engagement Agreement, the Independent Committee has requested that we prepare and deliver a written opinion (the “Opinion”) as to the fairness, from a financial point of view, of the Arrangement Consideration to be received by the Klondex Shareholders pursuant to the Arrangement.

Maxit Capital will be paid a fixed fee for rendering this Opinion, no portion of which is conditional upon this Opinion being favourable. The Company has also agreed to reimburse us for our reasonable out-of-pocket expenses and to indemnify Maxit Capital in respect of certain liabilities that might arise out of our engagement.

Credentials of Maxit Capital

Maxit Capital is an independent advisory firm with expertise in mergers and acquisitions. The Opinion expressed herein is the opinion of Maxit Capital and the form and content herein have been approved for release by its managing partners, each of whom is experienced in merger, acquisition, divestiture and valuation matters.

Independence of Maxit Capital

Neither Maxit Capital, nor any of our affiliates, is an insider, associate or affiliate (as those terms are defined in the Securities Act (Ontario) or the rules made thereunder) of the Company, Hecla, or any of their respective associates or affiliates (collectively, the “Interested Parties”).

Maxit Capital has not been engaged to provide any financial advisory services nor has it participated in any financings involving the Interested Parties within the past two years, other than acting as financial advisor to the Independent Committee pursuant to the Engagement Agreement.

Other than as described above, there are no other understandings, agreements or commitments between Maxit Capital and any of the Interested Parties with respect to any current or future business dealings which would be material to the Opinion. Maxit Capital may, in the ordinary course of business, provide financial advisory, investment banking, or other financial services to one or more of the Interested Parties from time to time.

Scope of Review

In connection with rendering our Opinion, we have reviewed and relied upon, among other things, the following:

i.	a draft of the Arrangement Agreement dated March 16, 2018;

ii.	a draft of the Plan of Arrangement dated March 16, 2018;

iii.	drafts of the Klondex Voting Agreements, Klondex Support Agreements and Klondex Support Letter Agreements;

iv.

publicly available documents regarding Klondex and Hecla, including annual and quarterly reports, financial statements, annual information forms, management circulars and other filings deemed relevant;

v.

certain internal financial, operating, corporate and other information prepared or provided by or on behalf of the Company and Hecla concerning the business operations, assets, liabilities and prospects of the Company and Hecla;

vi.

internal management forecasts, development and operating projections, estimates (including future estimates of mineable resources) and budgets prepared or provided by or on behalf of the Company and Hecla;

vii.	discussions with management of Klondex relating to the business, financial condition and prospects of the Company and Hecla;

viii.	due diligence meetings with senior executives of Hecla and Klondex concerning past and current operations and financial conditions and the prospects of Hecla and Klondex;

ix.	selected public market trading statistics and relevant financial information of the Company, Hecla and other public entities;

x.	selected financial statistics and relevant financial information with respect to relevant precedent transactions;

xi.

selected technical reports on the assets of the Company and Hecla, selected reports published by equity research analysts and industry sources regarding the Company, Hecla and other comparable public entities;

xii.	a certificate addressed to us, dated as of the date hereof, from two senior officers of the Company as to the completeness and accuracy of the Information (as defined below); and

xiii.	such other information, analyses, investigations, and discussions as we considered necessary or appropriate in the circumstances.

Maxit Capital has also participated in discussions regarding the Arrangement and related matters with Bennett Jones LLP (legal counsel to the Independent Committee and Klondex), Dorsey & Whitney LLP (U.S. legal counsel to Klondex) and the co-financial advisors to Klondex, GMP Securities L.P. and INFOR Financial Inc., as well as CIBC World Markets Inc. (co-financial advisor to Hecla).

Assumptions and Limitations

Our Opinion is subject to the assumptions, qualifications and limitations set forth below. We have not been asked to prepare, and have not prepared, an independent evaluation, formal valuation or appraisal of the securities or assets of the Company, Hecla or any of their respective affiliates, nor were we provided with any such evaluations, valuations or appraisals. We did not conduct any physical inspection of the properties or facilities of the Company or Hecla. Furthermore, our Opinion does not address the solvency or fair value of the Company or Hecla under any applicable laws relating to bankruptcy or insolvency. Our Opinion should not be construed as advice as to the price at which the securities of the Company, Spinco or Hecla may trade at any time and does not address any legal, tax or regulatory aspects of the Arrangement.

With your permission, we have relied upon, and have assumed the completeness, accuracy and fair presentation of all financial and other information, data, documents, materials, advice, opinions and representations obtained by us, including information provided by the Company or Hecla in relation to the Company and Hecla, data, advice, opinions and representations obtained by us from public sources, or provided to us by the Company, Hecla or any of their affiliates or advisors or otherwise obtained by us pursuant to our engagement, and our Opinion is conditional upon such completeness, accuracy and fair presentation. We have not been requested to or attempted to verify independently the accuracy, completeness or fairness of presentation of any such information, data, advice, opinions and representations. We have not met separately with the independent auditors of the Company in connection with preparing this Opinion and with your permission, we have assumed the accuracy and fair presentation of, and relied upon, the audited financial statements of the Company and the reports of the auditors thereon and the interim unaudited financial statements of the Company.

With respect to the historical financial data, operating and financial forecasts and budgets provided to us concerning the Company or Hecla and relied upon in our financial analyses, we have assumed that they have been reasonably prepared on bases reflecting the most reasonable and currently available assumptions, estimates and judgments of management of the Company or Hecla, as applicable, having regard to the Company’s or Hecla’s, as applicable, business, plans, financial condition and prospects.

The Company has represented to us, in a certificate of two senior officers of the Company dated the date hereof, among other things, that (i) the financial and other information, data, advice, opinions, representations and other material (financial or otherwise) provided to us by or on behalf of the Company or Hecla, including the written information and discussions concerning the Company or Hecla referred to above under the heading “Scope of Review” (collectively, the “Information”), are complete, true and correct at the date the Information was provided to us and was and is as of the date of the certificate, complete, true and correct in all material respects and did not and does not contain a misrepresentation, (ii) since the date on which the Information was provided to us, there has been no material change, financial or otherwise, in the financial condition, assets, liabilities (contingent or otherwise), business, operations or prospects of the Company or Hecla or any of their affiliates and there has been no change in any material fact or any material element of any of the Information or any new material fact, any of which is of a nature as to render any portion of the Information untrue or misleading in any material respect or which could reasonably be expected to have a material effect on the Opinion, and (iii) the representations and certifications with respect to the Information relating to Hecla are given solely on the basis of, and are qualified by the terms of, the representations made to the Company by Hecla in the Arrangement Agreement.

We are not legal, tax or accounting experts and we express no opinion concerning any legal, tax or accounting matters concerning the Arrangement or the sufficiency of this letter for your purposes. Our Opinion is rendered on the basis of securities markets, economic and general business and financial conditions prevailing as at the date hereof and the conditions and prospects, financial and otherwise, of the Company and Hecla as they are reflected in the Information and as they were represented to us in our discussions with management of the Company or Hecla or their affiliates and advisors. In our analyses and in connection with the preparation of our Opinion, we made numerous assumptions with respect to industry performance, general business, markets and economic conditions and other matters, many of which are beyond the control of any party involved in the Arrangement.

The Opinion is being provided to the Independent Committee for their exclusive use only in considering the Arrangement and may not be published, disclosed to any other person, relied upon by any other person, or used for any other purpose, without the prior written consent of Maxit Capital, provided that the Opinion may be reproduced in full in the Circular (in a form acceptable to us). Our Opinion does not address the relative merits of the Arrangement as compared to other business strategies or transactions that might be available to the Company or in which the Company might engage. In connection with Maxit Capital’s engagement, Maxit Capital was not authorized to, and it did not, solicit indications of interest from third parties regarding a potential transaction with Klondex. Our Opinion is not intended to be and does not constitute a recommendation to any Klondex Shareholders with respect to the Arrangement. Additionally, we do not express any opinion as to the prices at which the Klondex shares, Spinco shares or Hecla shares may trade at any time.

Maxit Capital believes that its financial analyses must be considered as a whole and that selecting portions of its analyses and the factors considered by it, without considering all factors and analyses together, could create a misleading view of the process underlying the Opinion. The preparation of an opinion is complex and is not necessarily susceptible to partial analysis or summary description and any attempt to carry out such could lead to undue emphasis on any particular factor or analysis.

The Opinion is given as of the date hereof and, although we reserve the right to change or withdraw the Opinion if we learn that any of the Information that we relied upon in preparing the Opinion was inaccurate, incomplete or misleading in any material respect, we disclaim any obligation to change or withdraw the Opinion, to advise any person of any change that may come to our attention or to update the Opinion after the date of this Opinion.

Fairness Considerations

The assessment of fairness of the Arrangement Consideration, from a financial point of view, must be determined in the context of the particular transaction. In coming to its conclusions in this Opinion, Maxit Capital principally relied upon the following quantitative and qualitative factors:

i.	Maxit Capital’s analysis of the Hecla Consideration compares favourably with our application of the Comparable Trading with Control Premium Approach to Klondex;

ii.	Maxit Capital’s analysis of the Hecla Consideration compares favourably with our application of the Precedent Transaction Approach to Klondex;

iii.	the market value of the Hecla Consideration compares favourably with our application of the Comparable Trading with Control Premium Approach to Klondex;

iv.	the market value of the Hecla Consideration compares favourably with our application of the Precedent Transaction Approach to Klondex;

v.

Maxit Capital’s analysis of the Spinco Share Consideration, as implied by the pre-investment valuation of US$45 million for Hecla’s US$7 million equity investment, compares favourably with the factors we considered; and

vi.	other factors or analysis which we have judged, based on our experience in rendering opinions, to be relevant.

Opinion

Based upon and subject to the foregoing and such other matters as we considered relevant, it is our opinion, as of the date hereof, that the Arrangement Consideration to be received by the Klondex Shareholders pursuant to the Arrangement is fair, from a financial point of view, to Klondex Shareholders.

Yours very truly,

Maxit Capital LP

APPENDIX “D”

GMP SECURITIES FAIRNESS OPINION

GMP SECURITIES L.P. 145 King Street West, Suite 300 Toronto, Ontario M5H 1J8 Tel: (416) 367-8600 Fax: (416) 367-8164

March 16, 2018

The Board of Directors

Klondex Mines Ltd.

1055 West Hastings Street, Suite 2200

Vancouver, BC

V6E 2E9

Dear Sirs:

GMP Securities L.P. (“GMP”) understands that Klondex Mines Ltd. (“Klondex”) intends to enter into an arrangement agreement (the “Arrangement Agreement”) with Hecla Mining Company (“Hecla”) pursuant to which, among other things, Hecla will acquire all of the issued and outstanding common shares of Klondex (“Klondex Shares”) in exchange for a combination of common shares of Hecla (“Hecla Shares”) and cash by way of a plan of arrangement under the Business Corporations Act (British Columbia) (the “Arrangement”). Holders of Klondex Shares will also receive common shares of a newly-incorporated company formed to hold Klondex’s Canadian assets (“SpinCo”).

The Arrangement

Pursuant to the Arrangement, holders of Klondex Shares may elect to receive, in exchange for each Klondex Share held, US$2.47 in cash (the “Cash Alternative”), 0.6272 of a Hecla Share (the “Share Alternative”) or US$0.8411 in cash and 0.4136 of a Hecla Share (the “Combination Alternative”, together with the Cash Alternative and the Share Alternative, the “Hecla Consideration”). If all Klondex shareholders elect to receive either the Cash Alternative or the Share Alternative, holders of Klondex Shares will receive in exchange for each Klondex Share, US$0.8411 in cash and 0.4136 of a Hecla Share. Klondex shareholders will also receive 0.125 of a common share of SpinCo for each Klondex Share held (together with the Hecla Consideration, the “Arrangement Consideration”). All other outstanding securities of Klondex will be dealt with in accordance with their terms or the Plan of Arrangement.

The Arrangement is subject to certain conditions, including, without limitation, (a) approval of (i) at least 66 2/3% of the votes cast by the shareholders of Klondex present in person or by proxy at a special meeting of holders of Klondex Shares (the “Klondex Meeting”), (ii) at least 66 2/3% of the votes cast by certain securityholders of Klondex present in person or by proxy at the Klondex Meeting, voting as a single class, and (iii) if required by Multilateral Instrument 61-101 – Protection of Minority Securityholders in Special Transactions (“MI 61-101”), “minority approval” in accordance with section 8.1 of MI 61-101, (b) approval of the court, and (c) receipt of required regulatory approvals.

GMP’s Engagement

Klondex contacted GMP in November 2017 to assist Klondex’s senior management (“Management”) and the board of directors of Klondex (the “Board”) to carry out an internal strategic review process. Klondex formally retained GMP to act as financial advisor to the Board pursuant to an engagement letter (the “Engagement Letter”), among GMP, the Company and INFOR Financial Inc., as co-advisor, dated as of November 30, 2017 to, among other things, deliver, at the request of the Management and Board, an opinion (the “Opinion”) as to the fairness, from a financial point of view, of a potential transaction and the consideration to be received by Klondex shareholders pursuant thereto.

The Engagement Letter provides for GMP to receive from Klondex, for the services provided thereunder, a fee in respect of which a portion is contingent on the successful outcome of the Arrangement, as well as reimbursement of reasonable legal and out-of-pocket expenses. In addition, GMP and its affiliates and their respective directors, officers, employees, agents and controlling persons are to be indemnified by Klondex under certain circumstances from and against certain liabilities arising out of the performance of professional services rendered to Klondex. GMP may, in the future, in the ordinary course of business seek to perform financial advisory services or corporate finance services for Klondex, SpinCo, Hecla and their associates from time to time.

GMP has not been engaged to prepare, and has not prepared, a valuation or appraisal of Klondex or Hecla, or any of their respective assets, securities or liabilities (whether on a standalone basis or as a combined entity), and the Opinion should not be construed as such. GMP was similarly not engaged to review any legal, tax or accounting aspects of the Arrangement and accordingly expresses no views thereon. We understand that the Arrangement is not subject to the valuation requirements under MI 61-101.

Credentials of GMP

GMP is a wholly-owned subsidiary of GMP Capital Inc. which is a publicly traded investment banking firm listed on the Toronto Stock Exchange with offices in Toronto, Calgary and Montreal, Canada; in New York and Dallas, USA and in Beijing and Hong Kong, China. GMP is a leading independent Canadian investment dealer focused on investment banking and institutional equities for corporate clients and institutional investors. As part of our investment banking activities, we are regularly engaged in the valuation of securities in connection with mergers and acquisitions, public offerings and private placements of listed and unlisted securities and regularly engage in market making, underwriting and secondary trading of securities in connection with a variety of transactions. GMP is not in the business of providing auditing services and is not controlled by a financial institution.

The Opinion expressed herein represents the opinion of GMP as a firm. The form and content of the Opinion have been approved for release by a group of professionals of GMP, each of whom is experienced in merger, acquisition, divestiture, restructurings, valuation and fairness opinion matters.

Independence of GMP

None of GMP, its affiliates or associates, is an insider, associate or affiliate (as such terms are defined in the Securities Act (Ontario)) of Klondex or Hecla or any of their respective associates or affiliates (collectively, the “Interested Parties”). GMP has provided financial services to Klondex in the past 24 months, having acted as exclusive financial advisor and joint bookrunner on a C$130 million financing in connection with the acquisition of Carlin Resources, LLC in July 2016. There are no understandings, agreements or commitments between GMP and any Interested Parties with respect to any future business dealings, however, GMP may in the future in the ordinary course of business seek to perform financial advisory services for any one or more of them from time to time. GMP has been retained by Klondex to, among other things, provide the Opinion to the Board in respect of the Arrangement. In the ordinary course of its business, GMP acts as a trader and dealer, both as principal and agent, in major financial markets and, as such, may have, today, or in the future (with respect to SpinCo), positions in the securities of Klondex, Hecla and SpinCo and, from time to time, may have executed or may execute (in the case of SpinCo) transactions on behalf of Klondex, Hecla and SpinCo or other clients for which it received or may receive compensation. In addition, as an investment dealer, GMP conducts research on securities and may, in the ordinary course of its business, provide research reports and investment advice to its clients on investment matters, including research with respect to Klondex, SpinCo or Hecla and/or their respective affiliates or associates.

Scope of Review

GMP has acted as financial advisor to the Board of Klondex in respect of the Arrangement and certain related matters. In this context, and for the purpose of preparing the Opinion, we have analyzed financial, operational and other information relating to Klondex and Hecla, including information derived from meetings and discussions with Management. Except as expressly described herein, GMP has not conducted any independent investigations to verify the accuracy and completeness thereof.

In connection with rendering the Opinion, and among other things, we attended to the following:

(a)	reviewed a substantially complete version of the Arrangement Agreement between Klondex, Hecla and 1156291 Unlimited Liability Company;

(b)	reviewed the forms of voting support agreement provided by the directors, officers and certain shareholders of Klondex;

(c)

reviewed and analyzed certain publicly available information relating to the business, operations, financial condition and trading history of Klondex including but not limited to its financial statements, technical reports, continuous disclosure documents and other information GMP considered relevant;

(d)

reviewed and analyzed certain publicly available information relating to the business, operations, financial condition and trading history of Hecla including but not limited to its financial statements, technical reports, continuous disclosure documents and other information GMP considered relevant;

(e)	reviewed public information relating to the business and financial condition of other selected public mining companies GMP considered relevant;

(f)

performed a comparison of the multiples implied under the terms of the Arrangement to an analysis of recent precedent acquisitions involving companies we deemed relevant and the consideration paid for such companies or the shares thereof;

(g)	performed a comparison of the multiples implied under the terms of the Arrangement to an analysis of the trading levels of similar companies we deemed relevant under the circumstances;

(h)	performed a comparison of the Arrangement Consideration to be received by Klondex shareholders to the recent trading levels of securities of Klondex;

(i)

discussions with members of the Board and Management with regard to, among other things, the business, past and current operations, current financial condition and future potential of Klondex and SpinCo and reviewed certain analyses prepared by the management of Klondex relating to the respective assets of Klondex;

(j)

discussions with the management of Hecla with regard to, among other things, the business, past and current operations, current financial condition and future potential of Hecla and reviewed certain analysis prepared by the management of Hecla relating to the respective assets of Hecla;

(k)	consulted with legal advisors to the Board;

(l)

reviewed the officer’s certificate addressed to GMP and executed and delivered by each of the Chief Executive Officer and Chief Financial Officer of Klondex dated the date hereof setting out representations as to certain factual matters and the completeness and accuracy of the Information (as defined herein) upon which the Opinion is based;

(m)	reviewed various equity research reports and industry sources regarding Klondex, Hecla and the mining industry;

(n)

performed a comparison of the relative contribution of assets, cash flow, earnings, net asset value, production and reserves/resources by Klondex and Hecla to the relative pro forma ownership of Klondex and Hecla if the Arrangement is completed;

(o)	reviewed the proposed management and board of directors of SpinCo as well as trading multiples of selected junior gold exploration companies we deemed relevant for the purpose of evaluating SpinCo;

(p)

reviewed historical metal and commodity prices and considered the impact of various commodity pricing assumptions on the respective business, prospects and financial forecasts of Klondex and Hecla; and

(q)	considered such other corporate, industry and financial market information, investigations and analyses as GMP considered necessary or appropriate in the circumstances.

In its assessment, GMP looked at several methodologies, analyses and techniques and used the combination of these approaches to determine its opinion on the Arrangement Consideration. GMP based the Opinion upon a number of quantitative and qualitative factors as deemed appropriate based on GMP’s experience in rendering such opinions.

GMP has not, to the best of its knowledge, been denied access by Klondex to any information requested by GMP. GMP did not meet with the auditors of Klondex or Hecla and has assumed the accuracy and fair presentation of the audited comparative consolidated financial statements of Klondex and Hecla, and the reports of the auditors thereon. GMP did not meet with the authors of the technical reports of Klondex or Hecla and has assumed the accuracy and fair presentation of the information therein.

No prior bona fide or other material expert report was considered by GMP in coming to the conclusion or opinions in this Opinion.

Assumptions and Limitations

With Klondex’s approval and as provided for in the Engagement Letter, GMP has relied upon and has assumed the completeness, accuracy and fair representation of all budgets, strategic plans, financial forecasts, projections, models, estimates, financial information, business plans, and other information, data and representations obtained by GMP from public sources, including information relating to Klondex and Hecla, or provided to GMP by Klondex and its affiliates or advisors or otherwise pursuant to GMP’s engagement (collectively, the “Information”) and the Opinion is conditional upon such completeness, accuracy and fairness. Subject to the exercise of professional judgment and except as expressly described herein, GMP has not attempted to verify independently the accuracy or completeness of any such Information. Senior officers of Klondex have represented to GMP, in separate certificates delivered as at the date hereof, among other things, that the Information provided to GMP by Klondex (verbal or written): (i) in respect of itself is true and correct at the date the Information was provided to GMP and did not, and does not contain a misrepresentation; and (ii) in respect of Hecla, to its knowledge, is true and correct as at the date the information was provided to GMP, and that, since the date of the Information, there has been no material change, or new material fact, financial or otherwise, in Klondex’s or, to its knowledge, Hecla’s financial condition, assets, liabilities (contingent or otherwise), business, operations or prospects and there has been no new material fact which is of a nature as to render the Information or any part of the Information untrue or misleading in any material respect or which could reasonably be expected to have a material effect on the Opinion.

GMP was not engaged to review any legal, regulatory, tax or accounting aspects of the Arrangement and accordingly expresses no view thereon. The Arrangement is subject to a number of conditions outside the control of Klondex and Hecla, and GMP has assumed all conditions precedent to the completion of the Arrangement can be satisfied in due course and all consents, agreements, permissions, exemptions or orders of relevant regulatory and governmental authorities will be obtained, without adverse conditions or qualification and that the Arrangement can be completed as currently planned without additional material costs or liabilities to Klondex or Hecla. GMP has also assumed that the Arrangement will be completed in accordance with the terms and conditions of the Arrangement Agreement without waiver of, or amendment to, any term or condition that is any way material to our analyses, that the Arrangement will be completed in compliance with applicable laws and that the disclosure relating to Klondex, SpinCo, Hecla and the Arrangement in any disclosure documents will be accurate and will comply with the requirements of applicable laws.

The Opinion is rendered as of March 16, 2018 on the basis of securities markets, economic, financial and general business conditions prevailing as at such date, and the condition and prospects, financial and otherwise, of Klondex and Hecla as they were reflected in the Information and as they were represented to GMP in discussions with Management. In rendering the Opinion, GMP has assumed that there are no undisclosed material facts relating to Klondex or Hecla, or their respective businesses, operations, capital or future prospects. Any changes therein may affect the Opinion and, although GMP reserves the right to change or withdraw the Opinion in such event, we disclaim any obligation to advise any person of any change that may come to our attention or to update the Opinion after today.

GMP believes that the analyses and factors considered in arriving at the Opinion must be considered as a whole and are not amenable to partial analyses or summary description and that selecting portions of the analyses and the factors considered, without considering all factors and analyses together, could create a misleading view of the process employed and the conclusions reached. Any attempt to do so could lead to undue emphasis on any particular factor or analysis. In arriving at the Opinion, GMP has not attributed any particular weight to any specific analysis or factor but rather has based the Opinion on a number of qualitative and quantitative analyses and factors deemed appropriate by GMP based on GMP’s experience in rendering such opinions.

In GMP’s analyses and in connection with the preparation of the Opinion, GMP made numerous assumptions with respect to industry performance, general business, market and economic conditions and other matters, many of which are beyond the control of any party involved in the Arrangement. While in the opinion of GMP the assumptions used in preparing the Opinion are reasonable in the current circumstances, some or all of these assumptions may prove to be incorrect.

The Opinion has been provided solely for the use of the Board for the purposes of considering the Arrangement and may not be used or relied upon by any other person or for any other purpose without the express prior written consent of GMP.

This Opinion is not, and is not intended to be, a recommendation to Klondex securityholders as to how to vote at the Klondex Meeting. This Opinion has been prepared in accordance with the Disclosure Standards for Formal Valuations and Fairness Opinions of the Investment Industry Regulatory Organization of Canada (“IIROC”) but IIROC has not been involved in the preparation or review of this Opinion. The Opinion is not to be reproduced, disseminated, quoted from or referred to (in whole or in part) without GMP’s prior written consent, except that we consent to the inclusion of the complete text of this Opinion and to appropriate references to, or summaries of, this Opinion, subject to our review to our satisfaction of the final form and context of such disclosures, in the management information circular or other form of document(s) required to be mailed to Klondex securityholders in connection with the Arrangement.

In addition, the Opinion is not, and should not be construed as, advice as to the price at which Klondex, Hecla Shares or SpinCo may trade at any future date.

Fairness Methodology

In support of this Opinion, GMP has performed certain analyses on Klondex, Hecla and the combined company, based on those methodologies and assumptions that we considered appropriate in the circumstances for the purpose of providing this Opinion. In the context of this Opinion, we considered, among other things, the following methodologies:

i.	Historical share price trading analysis;

ii.	Consideration analysis;

iii.	Precedent transaction analysis;

iv.	Comparable multiple analysis; and

v.	Certain other qualitative factors.

Trading and Historical Share Price Analysis

GMP reviewed the trading history of Klondex on the Toronto Stock Exchange (“TSX”) and the NYSE American LLC (“NYSE American”) and of Hecla on the New York Stock Exchange (“NYSE”), taking into consideration the historical exchange ratio, relative performance, 52-week intraday low to high per share trading price ranges, and other market statistics deemed relevant to GMP in its analysis of the Arrangement Consideration.

Consideration Analysis

GMP applied certain analysis methodologies to Hecla in order to analyze the value of the Hecla Shares to be received as part of the Hecla Consideration under the Arrangement. The primary methodology used in this analysis was the review of equity research analysts’ reports and analysis on Hecla with respect to, among other things, the net asset value per share ascribed to Hecla Shares, cash flow per share and total mineral reserves/resources. GMP then reviewed public market trading statistics of comparable precious metal companies to Hecla. Estimated financial data for the selected comparable companies was based on publicly available research analysts’ estimates and public disclosure by the selected companies.

Precedent Transaction Analysis

The precedent transaction analysis considers transaction multiples paid in the context of the purchase or sale of a public company or assets. GMP reviewed publicly available information in connection with 22 transactions involving the acquisition of producing precious metals companies. GMP considered the multiples of price to net asset value (“P/NAV”) and price to cash flow per share (“P/CF”) to be the most relevant metrics for Klondex in consideration of precedent transactions analysis.

GMP also reviewed premiums paid to shareholders of target companies in select change of control transactions considered by GMP to be relevant and compared those to the premium represented by the Arrangement Consideration, calculated with reference to the closing prices of Klondex Shares on the TSX and NYSE American on March 16, 2018 and the Hecla Shares on the NYSE on March 16, 2018, as well as the volume weighted average price of each companies’ shares for the 20 day period ending on March 16, 2018.

Comparable Multiple Analysis

GMP compared public market trading statistics of Klondex and Hecla to corresponding data from selected publicly-traded precious metal producing companies that we considered relevant (the “Comparable Companies Trading Analysis”). GMP considered the multiples of P/NAV and P/CF and enterprise value to in-situ gold resources (“EV/oz”) to be the most relevant metrics for purposes of the Comparable Companies Trading Analysis. GMP examined multiples based on P/NAV, P/CF and EV/oz for each of the comparable companies and then compared those multiples to Klondex and Hecla.

Certain Other Qualitative Factors

GMP considered other qualitative factors with respect to the Arrangement, including but not limited to the strategic fit of Klondex’s assets within Hecla’s asset portfolio and the capital market profile of the combined company including liquidity, access to capital and future prospects. GMP also considered the different risks Klondex is currently exposed to which include but are not limited to exploration, development and financing risks.

Conclusion and Fairness Opinion

Based upon and subject to all of the foregoing, GMP is of the opinion that, as of the date hereof, the Arrangement Consideration to be received by the shareholders of Klondex pursuant to the Arrangement is fair, from a financial point of view, to the Klondex shareholders.

Yours very truly,

GMP SECURITIES L.P.

APPENDIX “E”

PLAN OF ARRANGEMENT

PLAN OF ARRANGEMENT

UNDER SECTION 288 OF THE

BUSINESS CORPORATIONS ACT (BRITISH COLUMBIA)

ARTICLE 1

DEFINITIONS AND INTERPRETATION

Section 1.01 Definitions

In this Plan of Arrangement, unless the context otherwise requires, the following words and terms with the initial letter or letters thereof capitalized shall have the meanings ascribed to them below:

(a)

“0985472” means 0985472 B.C. Ltd., a corporation existing under the BCBCA and a wholly-owned subsidiary of the Company, and, following the completion of the step in Section 3.02(s), 0985472 B.C. Unlimited Liability Company;

(b)	“Acquireco” means 1156291 Unlimited Liability Company, an unlimited liability company existing under the BCBCA and a wholly-owned subsidiary of the Purchaser;

(c)	“Acquireco Common Shares” means the common shares in the capital of Acquireco;

(d)	“Affected Securities” means the Company Shares, the Company Options, the Company DSUs, and the Company RSUs;

(e)	“Affected Securityholders” means the Company Shareholders, the Company Optionholders, the Company DSU Holders, and the Company RSU Holders;

(f)

“Aggregate Elected Cash” means the aggregate Cash Consideration payable to Participating Former Securityholders who make a valid election to receive the Cash Consideration in respect of all of their Company Shares pursuant to Section 3.02(l), without regard to Section 3.02(m);

(g)

“Aggregate Elected Purchaser Shares” means the aggregate Purchaser Share Consideration payable to Participating Former Securityholders who make a valid election to receive the Purchaser Share Consideration in respect of all of their Company Shares pursuant to Section 3.02(l), without regard to Section 3.02(n);

(h)	“Amalco One ULC” shall have the meaning ascribed to such term in Section 3.02(v);

(i)	“Amalco Two ULC” shall have the meaning ascribed to such term in Section 3.02(x);

(j)

“Arrangement Agreement” means the arrangement agreement dated as of March 16, 2018 among the Purchaser, Acquireco and the Company, together with the disclosure letter delivered by the Company in connection with the Arrangement Agreement, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof;

(k)	“Arrangement Consideration” means the Purchaser Shares, Spinco Shares and cash payment that Participating Former Securityholders are entitled to receive under this Plan of Arrangement;

(l)	“Arrangement Resolution” shall have the meaning ascribed to such term in the Arrangement Agreement;

(m)

“Arrangement” means the arrangement under section 288 of the BCBCA on the terms and subject to the conditions set out in this Plan of Arrangement, subject to any amendments or variations thereto made in accordance with Section 8.10 of the Arrangement Agreement, this Plan of Arrangement or at the direction of the Court;

(n)

“Award Agreement” means an agreement between the Company and a participant in, or pursuant to, any Company Option Plan setting out the participant’s entitlement to receive any Company Options or Company RSUs;

(o)	“BCBCA” means the Business Corporations Act (British Columbia) and the regulations made thereunder, as promulgated or amended from time to time;

(p)	“Bison” means Bison Gold Resources Inc., a corporation existing under the laws of the Province of Ontario and a wholly-owned subsidiary of the Company;

(q)	“Bison Shares” means all of the issued and outstanding shares in the capital of Bison immediately prior to the Effective Time;

(r)	“Business Day” means any day other than a Saturday, a Sunday or a statutory or civic holiday in Vancouver, British Columbia or New York, New York;

(s)	“Cash Consideration” means US$2.47 in cash per Class A Share;

(t)	“Class A Shares” shall have the meaning ascribed to such term in Section 3.02(h)(i);

(u)	“Combination Consideration” means the Combination Consideration Cash and the Combination Consideration Purchaser Shares;

(v)	“Combination Consideration Cash” means US$0.8411 in cash per Class A Share;

(w)	“Combination Consideration Purchaser Shares” means 0.4136 of a Purchaser Share per Class A Share

(x)	“Company” means Klondex Mines Ltd., a corporation existing under the BCBCA, and, following the completion of the step in Section 3.02(t), Klondex Mines Unlimited Liability Company;

(y)

“Company 2013 Options” means, at any time, options to acquire Company Shares granted pursuant to the Company 2013 Share Incentive Plan, which are, at such time, outstanding and unexercised, whether or not vested;

(z)	“Company 2013 Share Incentive Plan” means the Share Incentive Plan of the Company dated for reference May 9, 2013;

(aa)

“Company 2013 RSUs” means, at any time, rights to receive Company Shares awarded under the Company 2013 Share Incentive Plan, which are, at such time, outstanding and unexercised, whether or not vested;

(bb)

“Company 2016 Options” means, at any time, options to acquire Company Shares granted pursuant to the Company 2016 Stock Option Plan, which are, at such time, outstanding and unexercised, whether or not vested;

(cc)	“Company 2016 Stock Option Plan” means the Share Option and Restricted Share Unit Plan of the Company effective May 13, 2016;

(dd)

“Company 2016 RSUs” means, at any time, rights to receive Company Shares awarded under the Company 2016 Share Incentive Plan, which are, at such time, outstanding and unexercised, whether or not vested;

(ee)	“Company DSU” means a deferred share unit issued under the Company DSU Plan;

(ff)	“Company DSU Holder” means a holder of Company DSUs;

(gg)	“Company DSU Plan” means the Deferred Share Unit Plan of the Company effective May 13, 2016;

(hh)

“Company Meeting” means the special meeting of Affected Securityholders, including any adjournment or postponement thereof, to be held in accordance with the Interim Order to consider the Arrangement Resolution;

(ii)	“Company Option Plans” means the Company 2013 Share Incentive Plan and Company 2016 Stock Option Plan;

(jj)	“Company Optionholder” means a holder of any Company Options;

(kk)	“Company Options” means the Company 2013 Options and Company 2016 Options;

(ll)	“Company RSU Holder” means a holder of any Company RSUs;

(mm)	“Company RSUs” means, at any time, Company 2013 RSUs and Company 2016 RSUs;

(nn)	“Company Shares” means the common shares in the capital of the Company;

(oo)

“Company Share Value” means the five day volume-weighted average price of the Company Shares on the Toronto Stock Exchange determined as of the close of business on the second Business Day immediately preceding the Effective Date;

(pp)	“Company Shareholder” means a holder of any Company Shares;

(qq)	“Court” means the Supreme Court of British Columbia;

(rr)	“CRA” means the Canada Revenue Agency;

(ss)

“Depositary” means any trust company, bank or other financial institution agreed to in writing by each of the Parties for the purpose of, among other things, exchanging certificates representing Company Shares for the Arrangement Consideration in connection with the Arrangement;

(tt)	“Dissent Rights” shall have the meaning ascribed to such term in Section 4.01;

(uu)

“Dissenting Shareholder” means a registered Company Shareholder who dissents in respect of the Arrangement in strict compliance with the Dissent Rights and who is ultimately entitled to be paid fair value for their Company Shares;

(vv)	“Distribution Spinco Shares” shall have the meaning ascribed to such term in Section 3.02(g);

(ww)	“Effective Date” means the date on which the Arrangement takes effect pursuant to the BCBCA;

(xx)	“Effective Time” means 12:01 a.m. (Vancouver time) on the Effective Date, or such other time as the Parties may agree in writing before the Effective Date;

(yy)	“Election Deadline” shall have the meaning ascribed to such term in Section 3.03(b);

(zz)	“Election Form” means:

(i)	with respect to any Company Share outstanding immediately prior to the Effective Time, the Letter of Transmittal; and

(ii)	with respect to any Company Option or Company RSU outstanding immediately prior to the Effective Time, the Option/RSU Election Form;

(aaa)

“Encumbrance” means any mortgage, hypothec, pledge, assignment, charge, lien, claim, security interest, adverse interest, other third person interest or encumbrance of any kind, whether contingent or absolute, and any agreement, option, right or privilege (whether by law, contract or otherwise) capable of becoming any of the foregoing;

(bbb)	“Existing Company Directors” means those persons who are directors of the Company immediately prior to the Effective Time;

(ccc)	“Final Order” shall have the meaning ascribed to such term in the Arrangement Agreement;

(ddd)	“First Amalgamation” shall have the meaning ascribed to such term in Section 3.02(v);

(eee)	“Former Securityholders” means holders of Affected Securities immediately prior to the Effective Time;

(fff)	“Initial Election Deadline” shall have the meaning ascribed to such term in Section 3.03(b);

(ggg)	“Initial Spinco Share” shall have the meaning ascribed to such term in Section 3.01(a);

(hhh)	“Interim Order” means the interim order of the Court, providing for, among other things, the calling and holding of the Company Meeting, as the same may be amended by the Court;

(iii)

“In-the-Money Amount” means, in respect of a Company Option, the positive amount, if any, by which (i) the product obtained by multiplying (A) the number of Company Shares underlying such Company Option, by (B) the Company Share Value, exceeds (ii) the aggregate purchase price payable under such Company Option to acquire the Company Shares underlying such Company Option;

(jjj)	“In-the-Money Option” means a Company Option in respect of which the In-the-Money Amount, determined as of the last Business Day immediately preceding the Effective Date, is a positive amount;

(kkk)	“Klondex Canada” means Klondex Canada Ltd., a corporation existing under the BCBCA and a wholly-owned subsidiary of the Company;

(lll)	“Klondex Canada Shares” means all of the issued and outstanding shares in the capital of Klondex Canada immediately prior to the Effective Time;

(mmm)	“Klondex Canada Subco” means a corporation to be incorporated under the BCBCA and a wholly-owned subsidiary of Klondex Canada;

(nnn)	“Klondex Canada Subco Note” shall have the meaning ascribed to such term in the definition section of the Arrangement Agreement;

(ooo)	“Klondex US” means Klondex Holdings (USA) Inc., a corporation existing under the laws of the State of Nevada and a wholly-owned subsidiary of 0985472;

(ppp)	“Letter of Transmittal” means the letter of transmittal and election form to be delivered by the Company to the Company Shareholder, providing for the delivery of Company Shares to the Depositary;

(qqq)	“Maximum Cash Consideration” means US$157,410,417;

(rrr)	“Maximum Purchaser Shares” means 77,411,859 Purchaser Shares;

(sss)	“New Company Directors” means Robert A. Brown and Dean W. A. McDonald;

(ttt)

“Option Consideration” means, in respect of an In-the-Money Option, that number of Company Shares obtained by dividing: (i) the In-the-Money Amount in respect of such Company In-the-Money Option, by (ii) the Company Share Value, with the result rounded down to the nearest whole number of Company Shares;

(uuu)	“Option/RSU Election Form” means the election form to be delivered by the Company to the Company Option holders and Company RSU Holders;

(vvv)	“Out-of-the-Money Option ” means each Company Option other than an In-the-Money Option;

(www)	“Participating Former Securityholders” means Former Securityholders, other than holders of Out-of-the-Money Options, Company DSU Holders and Dissenting Shareholders;

(xxx)	“Performance RSU” shall have the meaning ascribed to such term in the Company 2016 Stock Option Plan;

(yyy)

“Plan of Arrangement” means this plan of arrangement, as amended, modified or supplemented from time to time in accordance with Section 8.10 of the Arrangement Agreement or Article 6 hereof, in each case with the consent of the Company and Purchaser, each acting reasonably, or at the direction of the Court in the Final Order;

(zzz)	“Purchaser” means Hecla Mining Company, a corporation incorporated under the laws of Delaware;

(aaaa)	“Purchaser Consideration” shall have the meaning ascribed to such term in Section 3.02(a);

(bbbb)	“Purchaser Share” means a share of the common stock in the authorized share capital of the Purchaser, US$0.25 par value per share;

(cccc)	“Purchaser Share Consideration” means 0.6272 of a Purchaser Share per Class A Share;

(dddd)

“Purchaser Spinco Shares” means that number of Spinco Shares equal to the product obtained when (A) the number of issued and outstanding Spinco Shares immediately following the Spinco Share Consolidation, is multiplied by (B) 0.155535, rounded down to the nearest whole number of Spinco Shares, such that immediately following the completion of the Arrangement the Purchaser Spinco Shares shall represent approximately 13.46% of the issued and outstanding Spinco Shares;

(eeee)	“Purchaser Spinco Subscription Amount” means the Canadian dollar equivalent of US$7,000,000, determined as at the close of business on the second Business Day immediately preceding the Effective Date;

(ffff)	“RSU Consideration” means:

(i) with respect to each Company RSU that is not a Performance RSU, one Company Share for each Company RSU, and

(ii)  with respect to each RSU that is a Performance RSU, a cash payment in an amount determined in accordance with Section 2.16 of the Arrangement Agreement;

(gggg)	“Second Amalgamation” shall have the meaning ascribed to such term in Section 3.02(x);

(hhhh)	“Spinco” means a corporation to be incorporated under the BCBCA and a wholly-owned subsidiary of the Company;

(iiii)	“Spinco Contribution Agreement” shall have the meaning ascribed to such term in section 1.1 of the Arrangement Agreement;

(jjjj)	“Spinco Property” means the Klondex Canada Shares, the Bison Shares, and the Klondex Canada Subco Note;

(kkkk)	“Spinco Share Consideration” means 0.125 of a Spinco Share for each Company Share (after giving effect to the Spinco Share Consolidation);

(llll)	“Spinco Share Consolidation” has the meaning ascribed to such term in Section 3.02(j);

(mmmm)	“Spinco Shares” means the common shares in the capital of Spinco;

(nnnn)	“Tax Act” means the Income Tax Act (Canada) and the regulations thereunder, as amended from time to time;

(oooo)	“US$” shall mean the lawful currency of the United States of America; and

(pppp)	“U.S. Tax Code” means the United States Internal Revenue Code of 1986, as amended.

In addition, words and phrases used herein and defined in the BCBCA and not otherwise defined herein shall have the same meaning herein as in the BCBCA unless the context otherwise requires.

Section 1.02 Interpretation Not Affected by Headings

The division of this Plan of Arrangement into articles, sections, paragraphs and subparagraphs and the insertion of headings herein are for convenience of reference only and shall not affect the construction or interpretation of this Plan of Arrangement. The terms “this Plan of Arrangement”, “hereof”, “herein”, “hereto”, “hereunder” and similar expressions refer to this Plan of Arrangement and not to any particular article, section or other portion hereof and include any instrument supplementary or ancillary hereto.

Section 1.03 Number, Gender and Persons

In this Plan of Arrangement, unless the context otherwise requires, words importing the singular shall include the plural and vice versa, words importing the use of either gender shall include both genders and neuter and the word person and words importing persons shall include a natural person, firm, trust, partnership, association, corporation, joint venture or government (including any governmental agency, political subdivision or instrumentality thereof) and any other entity or group of persons of any kind or nature whatsoever.

Section 1.04 Date for any Action

If the date on which any action is required to be taken hereunder is not a Business Day, such action shall be required to be taken on the next succeeding day which is a Business Day.

Section 1.05 Statutory References

Any reference in this Plan of Arrangement to a statute includes all regulations made thereunder, all amendments to such statute or regulation in force from time to time and any statute or regulation that supplements or supersedes such statute or regulation.

Section 1.06 Currency

Unless otherwise stated, all references herein to “$” or amounts of money are expressed in lawful money of Canada.

Section 1.07 Governing Law

This Plan of Arrangement shall be governed, including as to validity, interpretation and effect, by the laws of the Province of British Columbia and the laws of Canada applicable therein.

ARTICLE 2

ARRANGEMENT AGREEMENT AND BINDING EFFECT

Section 2.01 Arrangement Agreement

This Plan of Arrangement is made pursuant to, and subject to the provisions of, the Arrangement Agreement.

Section 2.02 Binding Effect

As of and from the Effective Time, this Plan of Arrangement shall be binding upon:

(a)	the Purchaser;

(b)	the Company;

(c)	Acquireco;

(d)	Spinco;

(e)	Klondex Canada;

(f)	0985472;

(g)	each of the Former Securityholders; and

(h)	the Depositary.

Section 2.03 Effective Date and Time

The exchanges, issuances and cancellations provided for in Section 3.02 shall be deemed to occur on the Effective Date at the time and in the order specified, notwithstanding that certain of the procedures related thereto are not completed until after the Effective Date.

ARTICLE 3

ARRANGEMENT

Section 3.01 Preliminary Steps Prior to the Arrangement

The following preliminary events or transactions shall occur prior to, and shall be conditions precedent to, the implementation of the Arrangement.

(a)	The Company shall have incorporated Spinco under the BCBCA and Spinco shall have issued one common share (the “Initial Spinco Share”) to the Company.

(b)	The Company and Spinco shall have entered into the Spinco Contribution Agreement.

Section 3.02 Arrangement

At the Effective Time, unless otherwise specifically provided in this Section 3.02, the following events or transactions shall occur and shall be deemed to occur sequentially in the following order without any further act or formality:

(a)

the Purchaser shall subscribe for that number of Acquireco Common Shares, at a price of $1.00 per share, equal to the quotient obtained when (A) the fair market value of the Maximum Purchaser Shares and Maximum Cash Consideration is divided by (B) $1.00, and for greater certainty for the purposes of determining variable (A) in relation to the quotient under this Section 3.02(a), the fair market value of the Maximum Purchaser Shares and the Maximum Cash Consideration will be no less than the fair market value of the Class A Shares immediately prior to the acquisition of the Class A Shares by Acquireco pursuant to Section 3.02(k), and in connection with such share subscription:

(i)

the Purchaser shall be deemed to have directed the Depositary to hold, and the Depositary shall hold, the cash and certificates representing the Purchaser Shares delivered by the Purchaser to the Depositary in accordance with Section 3.05(a)(i) (such cash and Purchaser Shares, collectively, the “Purchaser Consideration”) for and on behalf of Acquireco, in satisfaction of the subscription price payable by the Purchaser for such Acquireco Common Shares; and

(ii)

Acquireco shall be deemed to have issued such fully paid and non-assessable Acquireco Common Shares to the Purchaser, and the stated capital account maintained by Acquireco in respect of the Acquireco Common Shares shall be increased, in respect of the Acquireco Common Shares issued pursuant to this Section 3.02(a), by an amount equal to the fair market value of the Purchaser Consideration;

(b)

notwithstanding any vesting or exercise provisions to which a Company Option might otherwise be subject (whether by contract, the terms and conditions of any Award Agreement or grant, the terms and conditions of the Company 2013 Share Incentive Plan or Company 2016 Stock Option Plan, or applicable law):

(i)

each In-the-Money Option issued and outstanding immediately prior to the Effective Time shall, without any further action by or on behalf of any holder of such In-the-Money Option, be deemed to be fully vested and shall be transferred and disposed by the holder thereof to the Company (free and clear of all Encumbrances) and cancelled in exchange for the Option Consideration, and the holder of such In-the-Money Option shall become the holder of the Company Shares comprising such Option Consideration and the central securities register of the Company shall be revised accordingly, but the holder of such Option Consideration shall not be entitled to receive a share certificate or other document representing the Option Consideration;

(ii)

each Out-of-the-Money Option issued and outstanding immediately prior to the Effective Time shall, without any further action by or on behalf of any holder of such Out-of-the-Money Option, be cancelled without any payment therefor;

(iii)	with respect to each Company Option:

(A)	the holder thereof shall cease to be the holder of such Company Option, and shall cease to have any rights as a holder in respect of such Company Option under the applicable Company Option Plan,

(B)	such holder’s name shall be removed from the register of Company Options, and

(C)	all option agreements, Award Agreements, grants and similar instruments relating thereto shall be cancelled;

(c)

notwithstanding any vesting provisions to which a Company RSU might otherwise be subject (whether by contract, the terms and conditions of any Award Agreement or grant, the terms and conditions of the Company 2013 Share Incentive Plan or Company 2016 Stock Option Plan, or applicable law):

(i)

each Company RSU issued and outstanding immediately prior to the Effective Time shall, without any further action by or on behalf of any holder of such Company RSU, be deemed to be fully vested and shall be transferred and disposed by the holder thereof to the Company (free and clear of all Encumbrances) and cancelled in exchange for the applicable RSU Consideration, and the holder of such Company RSU shall become the holder of the Company Shares comprising such RSU Consideration and the central securities register of the Company shall be revised accordingly, but the holder of such RSU Consideration shall not be entitled to receive a share certificate or other document representing the RSU Consideration;

(ii)	with respect to each Company RSU:

(A)	the holder thereof shall cease to be the holder of such Company RSU, and shall cease to have any rights as a holder in respect of such Company RSU under the applicable Company Option Plan,

(B)	such holder’s name shall be removed from the register of Company RSUs, and

(C)	all Award Agreements, grants and similar instruments relating thereto will be cancelled;

(d)	the Company Option Plans shall be terminated;

(e)

each Company Share held by a Dissenting Shareholder shall be, and shall be deemed to be, surrendered to the Company by the holder thereof, without any further act or formality by such Dissenting Shareholder, free and clear of all Encumbrances, and each such Company Share so surrendered shall be cancelled and thereupon each Dissenting Shareholder shall cease to have any rights as a holder of such Company Shares other than a claim against the Company in an amount determined and payable in accordance with Article 4 and the name of such Dissenting Shareholder shall be removed from the securities register of holders of Company Shares;

(f)

concurrently with the surrender and cancellation of Company Shares held by Dissenting Shareholders pursuant to Section 3.02(e), the stated capital account maintained by the Company in respect of the Company Shares shall be reduced, in respect of the Company Shares cancelled pursuant to Section 3.02(e), by an amount equal to the product obtained when (A) the stated capital of all the issued and outstanding Company Shares immediately prior to the step in Section 3.02(e), is multiplied by (B) a fraction, the numerator of which is the number of Company Shares surrendered and cancelled pursuant to Section 3.02(e), and the denominator of which is the number of issued and outstanding Company Shares immediately prior to the step in Section 3.02(e);

(g)

the Company shall transfer all of its entire legal and beneficial right, title and interest in and to the Spinco Property to Spinco in consideration for the issuance by Spinco to the Company of that number of fully paid and non-assessable Spinco Shares (the “Distribution Spinco Shares”) equal to the number of Company Shares issued and outstanding immediately prior to the transfer in this Section 3.02(g) (for the avoidance of doubt, excluding any Company Shares in respect of which Dissenting Shareholders have exercised Dissent Rights), all in accordance with the terms of the Spinco Contribution Agreement;

(h)	in the course of a reorganization of the Company’s authorized and issued share capital:

(i)

the notice of articles and articles of the Company shall be amended to create a new class of shares without par value, of which an unlimited number may be issued and which shall be designated the “Class A Shares” (the “Class A Shares”), which shall have the special rights and restrictions set forth in Schedule “A” to this Plan of Arrangement;

(ii)

each Company Share issued and outstanding immediately before the reorganization of the Company’s share capital pursuant to this Section 3.02(h) (including, without limitation, the Company Shares issued to former holders of In-the-Money Options and Company RSUs pursuant to Section 3.02(b) and Section 3.02(c), respectively, but excluding any Company Shares surrendered and cancelled in accordance with Section 3.02(e)) shall be exchanged with the Company, free and clear of any Encumbrances, for one Class A Share and one Distribution Spinco Share, and upon such exchange:

(A)	each such exchanged Company Share shall be cancelled, and the holders of such exchanged Company Shares shall be removed from the Company’s register of holders of Company Shares;

(B)	each holder of such exchanged Company Shares shall be entered in the Company’s register of holders of Class A Shares in respect of the Class A Shares issued to such holder;

(C)	the Company shall be removed from the Spinco’s register of holders of Spinco Shares in respect of the Distribution Spinco Shares; and

(D)	each holder of such exchanged Company Shares shall be entered in Spinco’s register of holders of Spinco Shares in respect of the Distribution Spinco Shares exchanged with such holder by the Company;

(iii)

concurrently with the exchange in Section 3.02(h)(ii), the stated capital account in respect of the Company Shares shall be reduced by an amount equal to the stated capital of the Company Shares immediately prior to the reorganization in Section 3.02(h), and there shall be added to the stated capital account maintained by the Company in respect of the Class A Shares, in respect of the Class A Shares issued pursuant to Section 3.02(h)(ii), the amount by which (A) the amount by which the stated capital account of the Company Shares is reduced pursuant to this Section 3.02(h)(iii), exceeds (B) the fair market value of the Distribution Spinco Shares transferred to the former holders of Company Shares pursuant to Section 3.02(h)(ii);

(i)	the Initial Spinco Share held by the Company shall be cancelled without any repayment thereon, and the Company shall be removed from the Spinco register of holders of Spinco Shares;

(j)

all of the issued and outstanding Spinco Shares shall be consolidated (the “Spinco Share Consolidation”) on the basis of one post-consolidation Spinco Share for each eight (8) pre-consolidation Spinco Shares held by a holder of Spinco Shares, and any fractional Spinco Shares resulting from such Spinco Share Consolidation shall be cancelled without payment or compensation therefor, and upon such Spinco Share Consolidation the register of holders of Spinco Shares shall be amended to reflect the Spinco Share Consolidation;

(k)	each Participating Former Securityholder receiving Class A Shares pursuant to Section 3.02(h)(ii) who:

(i)

duly and validly completes and delivers the applicable Election Form(s) in accordance with Section 3.03 and Section 3.04 electing to receive the Combination Consideration in respect of all of such Participating Former Securityholder’s Company Shares;

(ii)

has not completed and delivered the applicable Election Form(s) by the Election Deadline or who has otherwise failed to make a valid election to receive the Cash Consideration or the Purchaser Share Consideration is respect of all of such Participating Former Securityholder’s Company Shares; or

(iii)	exercises Dissent Rights and is ultimately not entitled, for any reason, to be paid fair value for its Company Shares,

shall transfer, and shall be deemed to have transferred, to Acquireco, without any further act or formality by such Participating Former Securityholder, free and clear of all Encumbrances, each Class A Share held by such Participating Former Securityholder immediately prior to the exchange in this Section 3.02(k) in exchange for the Combination Consideration Cash and the Combination Consideration Purchaser Shares, and upon such exchange:

(iv)	each such Participating Former Securityholder shall be removed from the Company’s securities register of holders of Class A Shares,

(v)	Acquireco shall be entered in the Company’s securities register of holders of Class A Shares as the legal and beneficial owner of such Class A Shares, free of all Encumbrances; and

(vi)

each such Participating Former Securityholder shall, subject to the provisions of Section 3.06, be entered in the Purchaser’s securities register of holders of Purchaser Shares in respect of the Purchaser Shares payable to such Participating Former Securityholder pursuant to this Section 3.02(k);

(l)

each Participating Former Securityholder receiving Class A Shares pursuant to Section 3.02(h)(ii) who duly and validly completes and delivers the applicable Election Form(s) in accordance with Section 3.03 and Section 3.04 electing to receive either the Cash Consideration or the Purchaser Share Consideration in respect of all of such Participating Former Securityholder’s Company Shares shall transfer, and shall be deemed to have transferred, to Acquireco, without any further act or formality by such Participating Former Securityholder, free and clear of all Encumbrances, each Class A Share held by such Participating Former Securityholder immediately prior to the exchange in this Section 3.02(l) in exchange for:

(i)	in the case of a Participating Former Securityholder validly electing to receive the Cash Consideration, the Cash Consideration, subject to the provisions of Section 3.02(m); and

(ii)	in the case of a Participating Former Securityholder validly electing to receive the Purchaser Share Consideration, the Purchaser Share Consideration, subject to the provisions of Section 3.02(n),

and upon such exchange:

(iii)	each such Participating Former Securityholder shall be removed from the Company’s securities register of holders of Class A Shares,

(iv)	Acquireco shall be entered in the Company’s securities register of holders of Class A Shares as the sole legal and beneficial owner of such Class A Shares, free of all Encumbrances; and

(v)

each such Participating Former Securityholder shall, subject to the provisions of Section 3.02(m) or Section 3.02(n), as applicable, and Section 3.06, be entered in the Purchaser’s securities register of holders of Purchaser Shares in respect of the Purchaser Shares, if any, payable to such Participating Former Securityholder;

(m)

in the event that (A) the sum of (I) the aggregate Combination Consideration Cash payable pursuant to Section 3.02(k) and (II) the Aggregate Elected Cash, exceeds (B) the Maximum Cash Consideration, each Participating Former Securityholder who validly elects to receive the Cash Consideration in respect of all of such Participating Former Securityholder’s Company Shares shall, notwithstanding Section 3.02(l)(i):

(i)

only be entitled to receive the Cash Consideration for that portion of their Class A Shares equal to a fraction, rounded to six decimal places, the numerator of which is the Maximum Cash Consideration minus the aggregate Combination Consideration Cash payable pursuant to Section 3.02(k), and the denominator of which is the Aggregate Elected Cash; and

(ii)

be entitled to receive the Purchaser Share Consideration for the remaining portion of their Class A Shares (including, for the avoidance of doubt, a corresponding portion of the Purchaser Share Consideration for any fractional Class A Share included in such remaining portion);

(n)

in the event that (A) the sum of (I) the aggregate Combination Consideration Purchaser Shares payable pursuant to Section 3.02(k) and (II) the Aggregate Elected Purchaser Shares, exceeds (B) the Maximum Purchaser Share Consideration, each Participating Former Securityholder who validly elects to receive the Purchaser Share Consideration shall, notwithstanding Section 3.02(l)(ii):

(i)

only be entitled to receive the Purchaser Share Consideration for that portion of their Class A Shares equal to a fraction, rounded to six decimal places, the numerator of which is the Maximum Purchaser Share Consideration minus the aggregate Combination Consideration Purchaser Shares payable pursuant to Section 3.02(k), and the denominator of which is the Aggregate Elected Purchaser Shares; and

(ii)

be entitled to receive the Cash Consideration for the remaining portion of their Class A Shares (including, for the avoidance of doubt, any fractional Class A Share included in such remaining portion);

(o)

the resignations of the Existing Company Directors, and the appointment of the New Company Directors, shall be deemed to be effective immediately following the transfers of the Class A Shares to Acquireco pursuant to Section 3.02(k) and Section 3.02(l);

(p)

upon the resignation of the Existing Company Directors becoming effective, each Company DSU outstanding immediately prior to the Effective Time shall be cancelled in exchange for a cash payment by the Company to the holder of such Company DSU equal to the Company Share Value;

(q)	the Company DSU Plan shall be terminated;

(r)	the Company shall file with the CRA an election pursuant to section 89(1) of the Tax Act to cease to be a public corporation for purposes of the Tax Act;

(s)	the notice of articles of 0985472 shall be altered to provide that 0985472 shall become an unlimited liability company, and that the name of 0985472 shall be “0985472 BC Unlimited Liability Company”;

(t)

the notice of articles of the Company shall be altered to provide that the Company shall become an unlimited liability company, and that the name of the Company shall be “Klondex Unlimited Liability Company”;

(u)	the aggregate stated capital maintained by 0985472 in respect of its shares shall be reduced to $1.00 without any repayment of capital in respect thereof;

(v)

the Company and 0985472 shall amalgamate (the “First Amalgamation”) to form one unlimited liability company (“Amalco One ULC”) under section 288 of the BCBCA, and from and after the Effective Date at the time of the step contemplated by this Section 3.02(v):

(i)

the property, rights and interests of each of the Company and 0985472 shall continue to be the property, rights and interests of Amalco One ULC, and for greater certainty the First Amalgamation will not constitute a transfer or assignment of the rights or obligations of either of the Company or 0985472 under any such rights, contracts, permits and interests;

(ii)	Amalco One ULC shall continue to be liable for the obligations of each of the Company and 0985472;

(iii)	an existing cause of action, claim or liability to prosecution of the Company or Amalco One ULC shall be unaffected;

(iv)	a legal proceeding being prosecuted or pending by or against the Company or Amalco One ULC may be prosecuted, or its prosecution may be continued, as the case may be, by or against Amalco One ULC;

(v)	a conviction against, or a ruling, order or judgment in favour of or against the Company or 0985472 may be enforced by or against Amalco One ULC;

(vi)

Acquireco shall receive on the amalgamation one Amalco One ULC common share in exchange for each Class A Share held by it immediately prior to the First Amalgamation, and all of the issued and outstanding shares in the capital of 0985472 shall be cancelled without any repayment of capital in respect thereof;

(vii)	the name of Amalco One ULC shall be “Klondex Mines Unlimited Liability Company”;

(viii)	Amalco One ULC shall be authorized to issue an unlimited number of common shares without par value;

(ix)	the articles and notice of articles of Amalco One ULC shall be in the form of the Company’s articles and notice of articles;

(x)	the first directors of Amalco One ULC following the amalgamation shall be the New Company Directors; and

(xi)	the stated capital of the common shares of Amalco One ULC will be an amount equal to the stated capital attributable to the Class A Shares of the Company immediately prior to the amalgamation;

(w)	the aggregate stated capital maintained by Amalco One ULC in respect of its common shares shall be reduced to $1.00 without any repayment of capital in respect thereof;

(x)

Acquireco and Amalco One ULC shall amalgamate (the “Second Amalgamation”) to form one unlimited liability company (“Amalco Two ULC”) under section 288 of the BCBCA, and from and after the Effective Date at the time of the step contemplated by this Section 3.02(x):

(i)

the property, rights and interests of each of Acquireco and Amalco One ULC shall continue to be the property, rights and interests of Amalco Two ULC, and for greater certainty, the Second Amalgamation will not constitute a transfer or assignment of the rights or obligations of either of Acquireco or Amalco One ULC under any such rights, contracts, permits and interests;

(ii)	Amalco Two ULC shall continue to be liable for the obligations of each of Acquireco and Amalco One ULC;

(iii)	an existing cause of action, claim or liability to prosecution of Acquireco or Amalco One ULC shall be unaffected;

(iv)	a legal proceeding being prosecuted or pending by or against Acquireco or Amalco One ULC may be prosecuted, or its prosecution may be continued, as the case may be, by or against Amalco Two ULC;

(v)	a conviction against, or a ruling, order or judgment in favour of or against Acquireco or Amalco One ULC may be enforced by or against Amalco Two ULC;

(vi)

the Purchaser shall receive on the amalgamation one Amalco Two ULC common share in exchange for each Acquireco Common Share held by it immediately prior to the Second Amalgamation, and all of the issued and outstanding common shares of Amalco One ULC shall be cancelled without any repayment of capital in respect thereof;

(vii)	the name of Amalco Two ULC shall be “Klondex Mines Unlimited Liability Company”;

(viii)	Amalco Two ULC shall be authorized to issue an unlimited number of common shares without par value;

(ix)	the articles and notice of articles of Amalco Two ULC shall be in the form of Acquireco’s articles and notice of articles;

(x)	the first annual general meeting of Amalco Two ULC shall be held within 18 months from the Effective Date;

(xi)	the first directors of Amalco Two ULC following the amalgamation shall be the New Company Directors; and

(xii)	the stated capital of the common shares of Amalco Two ULC will be an amount equal to the stated capital attributable to the Acquireco Common Shares immediately prior to the amalgamation; and

(y)

Spinco shall issue the Purchaser Spinco Shares to the Purchaser in consideration for the payment of the Purchaser Spinco Subscription Amount, and the Depositary shall release the Purchaser Spinco Subscription Amount to Spinco, and upon payment of the Purchaser Spinco Subscription Amount in accordance with this Section 3.02(y) Spinco shall be deemed to have issued such fully paid and non-assessable Purchaser Spinco Shares to the Purchaser, and the stated capital account maintained by Spinco in respect of the Spinco Common Shares shall be increased, in respect of the Purchaser Spinco Shares issued pursuant to this Section 3.02(y), by an amount equal to the Canadian dollar equivalent of the Purchaser Spinco Subscription Amount.

Section 3.03 Consideration Election

(a)

Each Participating Former Securityholder will be entitled to make an election in the applicable Election Form(s), in accordance with the provisions of this Section 3.03 and Section 3.04 and the applicable Election Form(s), to receive either (i) the Combination Consideration, (ii) the Cash Consideration or (iii) the Purchaser Share Consideration with respect to all, but not less than all, of their Company Shares (including, for the avoidance of doubt, any Company Shares issued to holders of In-the-Money Options and Company RSUs pursuant to Section 3.02(b) and Section 3.02(c), respectively). Any such election, in the case of Participating Former Securityholders electing to receive the Cash Consideration or the Purchaser Share Consideration, shall be subject to the pro-ration limitations in Section 3.02(m) and Section 3.02(n), as applicable. A Participating Former Securityholder who fails to make a valid election in accordance with the provisions of this Section 3.03 and Section 3.04 will be deemed to have made an election to receive the Combination Consideration with respect to all of such Participating Former Securityholder’s Company Shares.

(b)

The deadline by which the election must be received by the Depositary (the “Election Deadline”) shall be 5:00 p.m. (Vancouver time) on •, 2018 (the “Initial Election Deadline”), unless otherwise extended by the Purchaser and the Company in writing in accordance with this Section 3.03.

(c)

If, after the Election Forms have been mailed to Participating Former Securityholders, the Purchaser and the Company determine that the Effective Date is not reasonably likely to occur by the tenth Business Day after the Initial Election Deadline, then the Election Deadline shall be extended to a date which the Purchaser and the Company expect to be not more than ten Business Days before the Effective Date.

(d)

If the Election Deadline is extended, then the Company shall provide at least five days’ notice of the new Election Deadline (and shall provide such notice prior to the Initial Election Deadline if practicable) to Participating Former Securityholders by means of publication, at least once, in The Globe and Mail (national edition) or any other English language daily newspaper of general circulation in Canada.

(e)	Any duly completed Election Form deposited by the Initial Election Deadline shall not be required to be re-deposited if the Election Deadline is extended pursuant to this Section 3.03.

(f)

Not less than 21 days prior to the Initial Election Deadline, the Company shall send or cause to be sent (i) a Letter of Transmittal to each holder of record of Company Shares, and (ii) an Option/RSU Election Form to each Company Optionholder and Company RSU Holder.

Section 3.04 Method of Election

The election contemplated by Section 3.03(a) shall be made as follows:

(a)	a Participating Former Securityholder shall make such election by depositing with the Depositary by the Election Deadline:

(i)	the applicable irrevocable Election Form(s) duly signed and completed in accordance with the provisions thereof, indicating such Participating Former Securityholder’s election; and

(ii)	if applicable, the certificates representing such Participating Former Securityholder’s Company Shares;

(b)	any Election Form, once so deposited with the Depositary, shall be irrevocable and may not be withdrawn by the Participating Former Securityholder;

(c)

a Participating Former Securityholder who does not deposit with the Depositary the applicable Election Form(s) duly completed, together with any certificates representing such Participating Former Securityholder’s Company Shares, prior to the Election Deadline, or who otherwise fails to fully comply with the requirements of Section 3.03 and this Section 3.04 (including any Participating Former Securityholder who attempts to exercise but does not validly exercise Dissent Rights), shall be deemed to have elected to receive the Combination Consideration in respect of all such Participating Former Securityholder’s Company Shares;

(d)	any deposit of an Election Form, and any accompanying certificates may be made at any of the addresses of the Depositary specified in the Election Form; and

(e)

a Company Shareholder who holds Company Shares as a nominee, custodian, depositary, trustee or in any other representative capacity for beneficial owners of Company Shares may submit a separate Election Form for each beneficial owner of such Company Shares.

Section 3.05 Pre-Effective Time Procedures

(a)	Following the receipt of the Final Order and no later than one Business Day prior to the Effective Date:

(i)

the Purchaser and Acquireco shall deliver or arrange to be delivered to the Depositary (A) the Maximum Cash Consideration and (B) certificates representing the Maximum Purchaser Shares, which Maximum Cash Consideration and certificates shall be held by the Depositary as agent and nominee for such Participating Former Securityholders for distribution to such Participating Former Securityholders in accordance with the provisions of Article 5;

(ii)

the Purchaser shall deliver or arrange to be delivered to the Depositary cash in an amount sufficient to pay the Purchaser Spinco Subscription Amount, which cash shall be held by the Depositary as agent and nominee for Spinco for distribution to Spinco in accordance with the provisions of Section 3.02(y);

(iii)

Spinco shall deliver or arrange to be delivered to the Depositary certificates representing the Spinco Shares required to be delivered to Participating Former Securityholders pursuant to Section 3.02 (after giving effect to the Spinco Share Consolidation), which certificates shall be held by the Depositary as agent and nominee for such Participating Former Securityholders for distribution to such Participating Former Securityholders in accordance with the provisions of Article 5; and

(iv)

Spinco shall deliver or arrange to be delivered to the Depositary certificates representing the Purchaser Spinco Shares, which certificates shall be held by the Depositary as agent and nominee for the Purchaser for distribution to the Purchaser in accordance with the provisions of Section 3.02(y);

(b)

Subject to the provisions of Section 3.06 and Article 5, on the Effective Date the Participating Former Securityholders shall be entitled to receive delivery of the cash and share certificates comprising the Arrangement Consideration to which they are entitled pursuant to Section 3.02.

Section 3.06 No Fractional Shares

No fractional Purchaser Shares or Spinco Shares shall be issued to Former Securityholders in connection with this Plan of Arrangement. The total number of Purchaser Shares or Spinco Shares to be issued to any Former Securityholder shall, without additional compensation, be rounded down to the nearest whole Purchaser Share or Spinco Share, as applicable, in the event that a Former Securityholder is entitled to a fractional share.

ARTICLE 4

DISSENT RIGHTS

Section 4.01 Dissent Rights

Pursuant to the Interim Order, registered Company Shareholders may exercise rights of dissent (“Dissent Rights”) under Division 2 of Part 8 of the BCBCA, as modified by this Article 4, the Interim Order and the Final Order, with respect to Company Shares in connection with the Arrangement, provided that the written notice of dissent to the Arrangement Resolution contemplated by Section 242 of the BCBCA must be sent to the Company by holders who wish to dissent at least two Business Days before the Company Meeting (or any date to which the Company Meeting may be postponed or adjourned), and provided further that holders who exercise such rights of dissent and who:

(a)

are ultimately entitled to be paid fair value for their Company Shares (which fair value shall be the fair value of such shares immediately before the passing by the Affected Securityholders of the Arrangement Resolution) shall be paid an amount in cash equal to such fair value by the Company (including any successor or successors to the Company by amalgamation); and

(b)

are ultimately not entitled, for any reason, to be paid fair value for their Company Shares shall be deemed to have participated in the Arrangement, as of the Effective Time, on the same basis as a non-dissenting Company Shareholder who validly elected to receive the Combination Consideration in respect of all of their Company Shares, but in no case shall the Purchaser, the Company, Acquireco or any other person be required to recognize Company Shareholders who exercise Dissent Rights as Company Shareholders after the time that is immediately prior to the Effective Time, and the names of such registered Company Shareholders who exercise Dissent Rights shall be deleted from the central securities register as holders of Company Shares at the Effective Time and their Company Shares shall be deemed to be surrendered to the Company and cancelled in accordance with Section 3.02(e).

ARTICLE 5

DELIVERY OF ARRANGEMENT CONSIDERATION

Section 5.01 Delivery of Arrangement Consideration

(a)

On the Effective Date, each Participating Former Securityholder shall be entitled to receive, and the Depositary shall, provided such Participating Former Securityholder has otherwise complied with this Article 5, deliver to such Participating Former Securityholder, following the Effective Time, the Arrangement Consideration that such Former Securityholder is entitled to receive in accordance with Section 3.02 and Section 3.06.

(b)

Upon surrender to the Depositary for cancellation of a certificate that immediately before the Effective Time represented one or more outstanding Company Shares that were exchanged for Class A Shares and Spinco Shares in accordance with Section 3.02, together with such other documents and instruments as would have been required to effect the transfer of the Company Shares formerly represented by such certificate under the terms of such certificate, the BCBCA or the articles of the Company, and such additional documents and instruments as the Depositary may reasonably require, the holder of such surrendered certificate shall be entitled to receive in exchange therefor, and the Depositary shall deliver to such holder following the Effective Time, the Arrangement Consideration that such holder is entitled to receive in accordance with Section 3.02 and Section 3.06.

(c)

After the Effective Time and until surrendered for cancellation as contemplated by Section 5.01(b) hereof, each certificate that immediately prior to the Effective Time represented one or more Company Shares shall, following completion of the transactions described in Section 3.02, be deemed at all times to represent only the right to receive in exchange therefor the Arrangement Consideration that the holder of such certificate is entitled to receive in accordance with Section 3.02.

Section 5.02 Lost Certificates

In the event any certificate that, immediately prior to the Effective Time, represented one or more outstanding Company Shares that were exchanged for Class A Shares and Spinco Shares in accordance with Section 3.02 shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the holder claiming such certificate to be lost, stolen or destroyed, the Depositary shall deliver, in exchange for such lost, stolen or destroyed certificate, the cash and certificates representing the aggregate Arrangement Consideration that such holder is entitled to receive in accordance with Section 3.02. When authorizing such delivery of a certificate representing Purchaser Shares or Spinco Shares that such holder is entitled to receive in exchange for such lost, stolen or destroyed certificate, the holder to whom certificates representing such Purchaser Shares or Spinco Shares is to be delivered shall, as a condition precedent to the delivery of the cash and certificates representing such Arrangement Consideration, give a bond satisfactory to the Purchaser, Spinco and the Depositary in such amount as the Purchaser, Spinco and the Depositary may direct, or otherwise indemnify the Purchaser, Spinco and the Depositary, in a manner satisfactory to the Purchaser, Spinco and the Depositary, against any claim that may be made against the Purchaser, Spinco or the Depositary with respect to the certificate alleged to have been lost, stolen or destroyed, and shall otherwise take such actions as may be required by the articles of the Company.

Section 5.03 Distributions with Respect to Unsurrendered Certificates

No dividend or other distribution declared or made after the Effective Time with respect to Purchaser Shares or Spinco Shares with a record date after the Effective Time shall be delivered to the holder of any unsurrendered certificate that, immediately prior to the Effective Time, represented outstanding Company Shares unless and until the holder of such certificate shall have complied with the provisions of Section 5.01 or Section 5.02. Subject to applicable law and to Section 5.04, at the time of such compliance, there shall, in addition to the delivery of a certificate representing the Purchaser Shares and Spinco Shares to which such holder is thereby entitled, be delivered to such holder, without interest, the amount of any dividends or other distributions with a record date after the Effective Time theretofore paid with respect to such Purchaser Shares and Spinco Shares, as applicable.

Section 5.04 Withholding Rights

The Purchaser, Acquireco, the Company, Spinco and the Depositary shall be entitled to deduct and withhold from any consideration payable or otherwise deliverable to a Former Securityholder pursuant to the Arrangement and from any and all dividends or other distributions otherwise payable to any Former Securityholder such amounts as the Purchaser, Acquireco, the Company, Spinco or the Depositary is required or permitted to deduct and withhold with respect to such payment under the Tax Act, the U.S. Tax Code or any provision of any applicable federal, provincial, state, local or foreign tax law or treaty, in each case, as amended, and may sell on behalf of a Former Securityholder any Purchaser Shares or Spinco Shares deliverable to such Former Securityholder, in order to remit to a taxing authority a sufficient amount to comply with such tax laws.

To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes hereof as having been paid to the particular person in respect of which such deduction and withholding was made, provided that such withheld amounts are actually remitted to the appropriate taxing authority. Without restricting the intent of the above, the Purchaser, Acquireco, the Company, Spinco or the Depositary shall withhold from any Arrangement Consideration payable to a Company Optionholder or Company RSU Holder, and/or sell any component of the Arrangement Consideration deliverable to any Company Optionholder or Company RSU Holder in order to remit to a taxing authority or remit to the Company for remittance to a taxing authority, a sufficient amount to comply with tax laws in respect of the cancellation of the Company Options and Company RSUs pursuant to the Plan of Arrangement.

Section 5.05 Limitation and Proscription

To the extent that a Participating Former Securityholder shall not have complied with the provisions of Section 5.01 or Section 5.02 on or before the date that is three years after the Effective Date (the “final proscription date”), then the aggregate Cash Consideration to which such Participating Former Securityholder was entitled shall be returned to the Purchaser and the Purchaser Shares and Spinco Shares that such Participating Former Securityholder was entitled to receive shall be automatically cancelled without any repayment of capital in respect thereof and the certificates representing such Purchaser Shares and the Spinco Shares shall be delivered by the Depositary to the Purchaser or Spinco, as applicable, and the interest of the Participating Former Securityholder in such Cash Consideration, Purchaser Shares and Spinco Shares to which it was entitled shall be terminated as of such final proscription date.

ARTICLE 6

AMENDMENTS

Section 6.01 Amendments to Plan of Arrangement

(a)

The Purchaser and the Company reserve the right to amend, modify or supplement this Plan of Arrangement at any time and from time to time, provided that each such amendment, modification or supplement must be (i) set out in writing, (ii) agreed to in writing by the Purchaser and the Company, (iii) filed with the Court and, if made following the Company Meeting, approved by the Court, and (iv) communicated to Affected Securityholders if and as required by the Court.

(b)

Any amendment, modification or supplement to this Plan of Arrangement may be proposed by the Company at any time prior to the Company Meeting provided that the Purchaser shall have consented thereto in writing, with or without any other prior notice or communication, and, if so proposed and accepted by the persons voting at the Company Meeting (other than as may be required under the Interim Order), shall become part of this Plan of Arrangement for all purposes.

(c)

Any amendment, modification or supplement to this Plan of Arrangement that is approved by the Court following the Company Meeting shall be effective only if: (i) it is consented to in writing by each of the Purchaser and the Company; and (ii) if required by the Court, it is consented to by the Affected Securityholders voting in the manner directed by the Court.

Schedule “A” to Plan of Arrangement

Special Rights and Restrictions of the Class A Shares

The Class A Shares shall have the following rights, privileges, restrictions and conditions attached thereto:

(a)

Dividends: The holders of the Class A Shares are entitled to receive dividends, if, as and when declared by the board of directors of the Company out of the assets of the Company properly applicable to the payment of dividends in such amounts and payable at such times and at such place or places in Canada as the board of directors of the Company may from time-to-time determine. Subject to the rights of the holders of any other class of shares of the Company entitled to receive dividends in priority to or rateably with the Class A Shares, the board of directors of the Company may in its sole discretion declare dividends on the Class A Shares to the exclusion of any other class of shares of the Company;

(b)

Voting Rights: The holders of the Class A Shares are entitled to receive notice of and to attend all annual and special meetings of the shareholders of the Company, and to two votes at all such meetings in respect of each Class A Share held;

(c)

Participation upon Liquidation, Dissolution or Winding-Up: In the event of the liquidation, dissolution or winding-up of the Company or other distribution of assets of the Company among its shareholders for the purpose of winding-up its affairs, the holders of the Class A Shares shall, subject to the rights of the holders of any other class of shares of the Company upon such a distribution in priority to the Class A Shares, be entitled to participate rateably in any distribution of the assets of the Company; and

(d)

Modification of Rights: The rights and restrictions attached to the Class A Shares shall not be modified unless the holders of the Class A Shares consent thereto by separate resolution. Such consent may be obtained in writing signed by the holders of all of the issued and outstanding Class A Shares or by a resolution passed by at least 75% of the votes cast at a separate meeting of the holders of Class A Shares who are present in person or represented by proxy at such meeting;

APPENDIX “F”

INTERIM ORDER

[To be inserted following grant of Interim Order by the British Columbia Supreme Court.]

F-1

APPENDIX “G”

NOTICE OF APPLICATION FOR FINAL ORDER

[To be inserted following grant of Interim Order by the British Columbia Supreme Court.]

G-1

APPENDIX “H”

DIVISION 2 OF PART 8 OF THE BCBCA

Definitions and application

237    (1) In this Division:

“dissenter” means a shareholder who, being entitled to do so, sends written notice of dissent when and as required by section 242;

“notice shares” means, in relation to a notice of dissent, the shares in respect of which dissent is being exercised under the notice of dissent;

“payout value” means,

(a)	in the case of a dissent in respect of a resolution, the fair value that the notice shares had immediately before the passing of the resolution,

(b)

in the case of a dissent in respect of an arrangement approved by a court order made under section 291 (2) (c) that permits dissent, the fair value that the notice shares had immediately before the passing of the resolution adopting the arrangement,

(c)

in the case of a dissent in respect of a matter approved or authorized by any other court order that permits dissent, the fair value that the notice shares had at the time specified by the court order, or

(d)	in the case of a dissent in respect of a community contribution company, the value of the notice shares set out in the regulations,

excluding any appreciation or depreciation in anticipation of the corporate action approved or authorized by the resolution or court order unless exclusion would be inequitable.

(2)     This Division applies to any right of dissent exercisable by a shareholder except to the extent that

(a)	the court orders otherwise, or

(b)	in the case of a right of dissent authorized by a resolution referred to in section 238 (1) (g), the court orders otherwise or the resolution provides otherwise.

Right to dissent

238    (1) A shareholder of a company, whether or not the shareholder’s shares carry the right to vote, is entitled to dissent as follows:

(a)	under section 260, in respect of a resolution to alter the articles
(i)	to alter restrictions on the powers of the company or on the business the company is permitted to carry on, or

(ii)	without limiting subparagraph (i), in the case of a community contribution company, to alter any of the company’s community purposes within the meaning of section 51.91;

(b)	under section 272, in respect of a resolution to adopt an amalgamation agreement;

(c)	under section 287, in respect of a resolution to approve an amalgamation under Division 4 of Part 9;

(d)	in respect of a resolution to approve an arrangement, the terms of which arrangement permit dissent;

(e)	under section 301 (5), in respect of a resolution to authorize or ratify the sale, lease or other disposition of all or substantially all of the company’s undertaking;

(f)	under section 309, in respect of a resolution to authorize the continuation of the company into a jurisdiction other than British Columbia;

(g)	in respect of any other resolution, if dissent is authorized by the resolution;

(h)	in respect of any court order that permits dissent.

(2)     A shareholder wishing to dissent must

(a)	prepare a separate notice of dissent under section 242 for

(i)	the shareholder, if the shareholder is dissenting on the shareholder’s own behalf, and

(ii)	each other person who beneficially owns shares registered in the shareholder’s name and on whose behalf the shareholder is dissenting,

(b)	identify in each notice of dissent, in accordance with section 242 (4), the person on whose behalf dissent is being exercised in that notice of dissent, and

(c)	dissent with respect to all of the shares, registered in the shareholder’s name, of which the person identified under paragraph (b) of this subsection is the beneficial owner.

(3)    Without limiting subsection (2), a person who wishes to have dissent exercised with respect to shares of which the person is the beneficial owner must

(a)	dissent with respect to all of the shares, if any, of which the person is both the registered owner and the beneficial owner, and
(b)	cause each shareholder who is a registered owner of any other shares of which the person is the beneficial owner to dissent with respect to all of those shares.

Waiver of right to dissent

239    (1) A shareholder may not waive generally a right to dissent but may, in writing, waive the right to dissent with respect to a particular corporate action.

(2)     A shareholder wishing to waive a right of dissent with respect to a particular corporate action must

(a)	provide to the company a separate waiver for

(i)	the shareholder, if the shareholder is providing a waiver on the shareholder’s own behalf, and

(ii)	each other person who beneficially owns shares registered in the shareholder’s name and on whose behalf the shareholder is providing a waiver, and

(b)	identify in each waiver the person on whose behalf the waiver is made.

(3)     If a shareholder waives a right of dissent with respect to a particular corporate action and indicates in the waiver that the right to dissent is being waived on the shareholder’s own behalf, the shareholder’s right to dissent with respect to the particular corporate action terminates in respect of the shares of which the shareholder is both the registered owner and the beneficial owner, and this Division ceases to apply to

(a)	the shareholder in respect of the shares of which the shareholder is both the registered owner and the beneficial owner, and

(b)

any other shareholders, who are registered owners of shares beneficially owned by the first mentioned shareholder, in respect of the shares that are beneficially owned by the first mentioned shareholder.

(4)     If a shareholder waives a right of dissent with respect to a particular corporate action and indicates in the waiver that the right to dissent is being waived on behalf of a specified person who beneficially owns shares registered in the name of the shareholder, the right of shareholders who are registered owners of shares beneficially owned by that specified person to dissent on behalf of that specified person with respect to the particular corporate action terminates and this Division ceases to apply to those shareholders in respect of the shares that are beneficially owned by that specified person.

Notice of resolution

240    (1) If a resolution in respect of which a shareholder is entitled to dissent is to be considered at a meeting of shareholders, the company must, at least the prescribed number of days before the date of the proposed meeting, send to each of its shareholders, whether or not their shares carry the right to vote,

(a)	a copy of the proposed resolution, and

(b)	a notice of the meeting that specifies the date of the meeting, and contains a statement advising of the right to send a notice of dissent.

(2)     If a resolution in respect of which a shareholder is entitled to dissent is to be passed as a consent resolution of shareholders or as a resolution of directors and the earliest date on which that resolution can be passed is specified in the resolution or in the statement referred to in paragraph (b), the company may, at least 21 days before that specified date, send to each of its shareholders, whether or not their shares carry the right to vote,

(a)	a copy of the proposed resolution, and

(b)	a statement advising of the right to send a notice of dissent.

(3)     If a resolution in respect of which a shareholder is entitled to dissent was or is to be passed as a resolution of shareholders without the company complying with subsection (1) or (2), or was or is to be passed as a directors’ resolution without the company complying with subsection (2), the company must, before or within 14 days after the passing of the resolution, send to each of its shareholders who has not, on behalf of every person who beneficially owns shares registered in the name of the shareholder, consented to the resolution or voted in favour of the resolution, whether or not their shares carry the right to vote,

(a)	a copy of the resolution,

(b)	a statement advising of the right to send a notice of dissent, and

(c)	if the resolution has passed, notification of that fact and the date on which it was passed.

(4)     Nothing in subsection (1), (2) or (3) gives a shareholder a right to vote in a meeting at which, or on a resolution on which, the shareholder would not otherwise be entitled to vote.

Notice of court orders

241     If a court order provides for a right of dissent, the company must, not later than 14 days after the date on which the company receives a copy of the entered order, send to each shareholder who is entitled to exercise that right of dissent

(a)     a copy of the entered order, and

(b)     a statement advising of the right to send a notice of dissent.

Notice of dissent

242     (1) A shareholder intending to dissent in respect of a resolution referred to in section 238 (1) (a), (b), (c), (d), (e) or (f) must,

(a)

if the company has complied with section 240 (1) or (2), send written notice of dissent to the company at least 2 days before the date on which the resolution is to be passed or can be passed, as the case may be,

(b)	if the company has complied with section 240 (3), send written notice of dissent to the company not more than 14 days after receiving the records referred to in that section, or

(c)	if the company has not complied with section 240 (1), (2) or (3), send written notice of dissent to the company not more than 14 days after the later of

(i)	the date on which the shareholder learns that the resolution was passed, and

(ii)	the date on which the shareholder learns that the shareholder is entitled to dissent.

(2)    A shareholder intending to dissent in respect of a resolution referred to in section 238 (1) (g) must send written notice of dissent to the company

(a)	on or before the date specified by the resolution or in the statement referred to in section 240 (2) (b) or (3) (b) as the last date by which notice of dissent must be sent, or

(b)	if the resolution or statement does not specify a date, in accordance with subsection (1) of this section.

(3)     A shareholder intending to dissent under section 238 (1) (h) in respect of a court order that permits dissent must send written notice of dissent to the company

(a)	within the number of days, specified by the court order, after the shareholder receives the records referred to in section 241, or

(b)	if the court order does not specify the number of days referred to in paragraph (a) of this subsection, within 14 days after the shareholder receives the records referred to in section 241.

(4)     A notice of dissent sent under this section must set out the number, and the class and series, if applicable, of the notice shares, and must set out whichever of the following is applicable:

(a)

if the notice shares constitute all of the shares of which the shareholder is both the registered owner and beneficial owner and the shareholder owns no other shares of the company as beneficial owner, a statement to that effect;

(b)

if the notice shares constitute all of the shares of which the shareholder is both the registered owner and beneficial owner but the shareholder owns other shares of the company as beneficial owner, a statement to that effect and

(i)	the names of the registered owners of those other shares,

(ii)	the number, and the class and series, if applicable, of those other shares that are held by each of those registered owners, and

(iii)	a statement that notices of dissent are being, or have been, sent in respect of all of those other shares;

(c)	if dissent is being exercised by the shareholder on behalf of a beneficial owner who is not the dissenting shareholder, a statement to that effect and

(i)	the name and address of the beneficial owner, and

(ii)	a statement that the shareholder is dissenting in relation to all of the shares beneficially owned by the beneficial owner that are registered in the shareholder’s name.

(5)     The right of a shareholder to dissent on behalf of a beneficial owner of shares, including the shareholder, terminates and this Division ceases to apply to the shareholder in respect of that beneficial owner if subsections (1) to (4) of this section, as those subsections pertain to that beneficial owner, are not complied with.

Notice of intention to proceed

243    (1) A company that receives a notice of dissent under section 242 from a dissenter must,

(a)	if the company intends to act on the authority of the resolution or court order in respect of which the notice of dissent was sent, send a notice to the dissenter promptly after the later of

(i)	the date on which the company forms the intention to proceed, and

(ii)	the date on which the notice of dissent was received, or

(b)	if the company has acted on the authority of that resolution or court order, promptly send a notice to the dissenter.

(2)     A notice sent under subsection (1) (a) or (b) of this section must

(a)	be dated not earlier than the date on which the notice is sent,

(b)	state that the company intends to act, or has acted, as the case may be, on the authority of the resolution or court order, and
(c)	advise the dissenter of the manner in which dissent is to be completed under section 244.

Completion of dissent

244    (1) A dissenter who receives a notice under section 243 must, if the dissenter wishes to proceed with the dissent, send to the company or its transfer agent for the notice shares, within one month after the date of the notice,

(a)	a written statement that the dissenter requires the company to purchase all of the notice shares,

(b)	the certificates, if any, representing the notice shares, and

(c)	if section 242 (4) (c) applies, a written statement that complies with subsection (2) of this section.

(2)     The written statement referred to in subsection (1) (c) must

(a)	be signed by the beneficial owner on whose behalf dissent is being exercised, and

(b)	set out whether or not the beneficial owner is the beneficial owner of other shares of the company and, if so, set out

(i)	the names of the registered owners of those other shares,

(ii)	the number, and the class and series, if applicable, of those other shares that are held by each of those registered owners, and

(iii)	that dissent is being exercised in respect of all of those other shares.

(3)     After the dissenter has complied with subsection (1),

(a)	the dissenter is deemed to have sold to the company the notice shares, and

(b)	the company is deemed to have purchased those shares, and must comply with section 245, whether or not it is authorized to do so by, and despite any restriction in, its memorandum or articles.

(4)     Unless the court orders otherwise, if the dissenter fails to comply with subsection (1) of this section in relation to notice shares, the right of the dissenter to dissent with respect to those notice shares terminates and this Division, other than section 247, ceases to apply to the dissenter with respect to those notice shares.

(5)     Unless the court orders otherwise, if a person on whose behalf dissent is being exercised in relation to a particular corporate action fails to ensure that every shareholder who is a registered owner of any of the shares beneficially owned by that person complies with subsection (1) of this section, the right of shareholders who are registered owners of shares beneficially owned by that person to dissent on behalf of that person with respect to that corporate action terminates and this Division, other than section 247, ceases to apply to those shareholders in respect of the shares that are beneficially owned by that person.

(6)     A dissenter who has complied with subsection (1) of this section may not vote, or exercise or assert any rights of a shareholder, in respect of the notice shares, other than under this Division.

Payment for notice shares

245    (1) A company and a dissenter who has complied with section 244 (1) may agree on the amount of the payout value of the notice shares and, in that event, the company must

(a)	promptly pay that amount to the dissenter, or

(b)	if subsection (5) of this section applies, promptly send a notice to the dissenter that the company is unable lawfully to pay dissenters for their shares.

(2)     A dissenter who has not entered into an agreement with the company under subsection (1) or the company may apply to the court and the court may

(a)

determine the payout value of the notice shares of those dissenters who have not entered into an agreement with the company under subsection (1), or order that the payout value of those notice shares be established by arbitration or by reference to the registrar, or a referee, of the court,

(b)	join in the application each dissenter, other than a dissenter who has entered into an agreement with the company under subsection (1), who has complied with section 244 (1), and

(c)	make consequential orders and give directions it considers appropriate.

(3)     Promptly after a determination of the payout value for notice shares has been made under subsection (2) (a) of this section, the company must

(a)

pay to each dissenter who has complied with section 244 (1) in relation to those notice shares, other than a dissenter who has entered into an agreement with the company under subsection (1) of this section, the payout value applicable to that dissenter’s notice shares, or

(b)	if subsection (5) applies, promptly send a notice to the dissenter that the company is unable lawfully to pay dissenters for their shares.

(4)     If a dissenter receives a notice under subsection (1) (b) or (3) (b),

(a)

the dissenter may, within 30 days after receipt, withdraw the dissenter’s notice of dissent, in which case the company is deemed to consent to the withdrawal and this Division, other than section 247, ceases to apply to the dissenter with respect to the notice shares, or

(b)

if the dissenter does not withdraw the notice of dissent in accordance with paragraph (a) of this subsection, the dissenter retains a status as a claimant against the company, to be paid as soon as the company is lawfully able to do so or, in a liquidation, to be ranked subordinate to the rights of creditors of the company but in priority to its shareholders.

(5)    A company must not make a payment to a dissenter under this section if there are reasonable grounds for believing that

(a)     the company is insolvent, or

(b)     the payment would render the company insolvent.

Loss of right to dissent

246    The right of a dissenter to dissent with respect to notice shares terminates and this Division, other than section 247, ceases to apply to the dissenter with respect to those notice shares, if, before payment is made to the dissenter of the full amount of money to which the dissenter is entitled under section 245 in relation to those notice shares, any of the following events occur:

(a)	the corporate action approved or authorized, or to be approved or authorized, by the resolution or court order in respect of which the notice of dissent was sent is abandoned;

(b)	the resolution in respect of which the notice of dissent was sent does not pass;

(c)	the resolution in respect of which the notice of dissent was sent is revoked before the corporate action approved or authorized by that resolution is taken;

(d)	the notice of dissent was sent in respect of a resolution adopting an amalgamation agreement and the amalgamation is abandoned or, by the terms of the agreement, will not proceed;

(e)	the arrangement in respect of which the notice of dissent was sent is abandoned or by its terms will not proceed;

(f)	a court permanently enjoins or sets aside the corporate action approved or authorized by the resolution or court order in respect of which the notice of dissent was sent;

(g)	with respect to the notice shares, the dissenter consents to, or votes in favour of, the resolution in respect of which the notice of dissent was sent;

(h)	the notice of dissent is withdrawn with the written consent of the company;

(i)	the court determines that the dissenter is not entitled to dissent under this Division or that the dissenter is not entitled to dissent with respect to the notice shares under this Division.

Shareholders entitled to return of shares and rights

247    If, under section 244 (4) or (5), 245 (4) (a) or 246, this Division, other than this section, ceases to apply to a dissenter with respect to notice shares,

(a)

the company must return to the dissenter each of the applicable share certificates, if any, sent under section 244 (1) (b) or, if those share certificates are unavailable, replacements for those share certificates,

(b)	the dissenter regains any ability lost under section 244 (6) to vote, or exercise or assert any rights of a shareholder, in respect of the notice shares, and

(c)	the dissenter must return any money that the company paid to the dissenter in respect of the notice shares under, or in purported compliance with, this Division.

APPENDIX “I”

INFORMATION CONCERNING HAVILAH

NOTICE TO READER

General

The following describes the proposed business of Havilah. As at the date hereof, Havilah has not carried on any business. The Arrangement provides Klondex Shareholders with the opportunity to participate in Havilah. Assuming the Arrangement becomes effective, pursuant to the Arrangement 86.54% of the Havilah Shares (as defined below) will be distributed to all Klondex Shareholders on a pro rata basis to their ownership of Klondex Shares. Hecla will subscribe for and purchase, on a non-brokered private placement basis, Havilah Shares representing the remaining 13.46% of the outstanding Havilah Shares upon effectiveness of the Arrangement for gross proceeds of US$7.0 million. See “Financing, Available Funds and Principal Purposes” of this Appendix “I”.

Unless otherwise noted, the disclosure in this Appendix “I” has been prepared assuming that the Arrangement has been completed.

No securities regulatory authority has expressed an opinion about the Arrangement or the Havilah Shares to be issued pursuant to the Arrangement and it is an offense to claim otherwise.

An investment in Havilah should be considered highly speculative due to the nature of its activities and the present stage of its development. Havilah was incorporated for the sole purpose of participating in the Arrangement and has not carried on any business other than in connection with the Arrangement and related matters. See “Risk Factors” of this Appendix “I”.

The following information is a summary of the business and affairs of Havilah and should be read together with the more detailed information including audited and unaudited financial data and statements regarding Havilah, Klondex, Hecla and the Arrangement contained elsewhere in the Circular.

References to Spinco and Havilah

Unless otherwise indicated or the context otherwise indicates, use of the terms “Spinco” and “Havilah” in this Appendix “I” refer to Havilah Mining Corporation and its direct and indirect subsidiaries, or other entities controlled by them, on a consolidated basis.

Financial Information

Unless otherwise indicated, all financial information referred to in this Appendix “I” was prepared in accordance with IFRS.

Currency References and Exchange Rate Information

This Appendix “I” contains references to the Canadian dollar and the United States dollar. Unless otherwise indicated, all references to “$” or “C$” or “dollars” in this Appendix “I” are references to Canadian dollars. United States dollars are referred to as “U.S. dollars” or “US$”. As at May 3, 2018, the rate of exchange between the United States dollar and the Canadian dollar as reported by the Bank of Canada was US$1.00 = C$1.2862 or C$1.00 = US$0.7775.

Technical Information

Except where indicated, the disclosure contained in this Appendix “I” that is of an economic, scientific or technical nature has been summarized or extracted from the technical report titled “Technical Report for the True

North Mine, Bissett, Manitoba, Canada”, dated May 8, 2018 with an effective date of March 31, 2018 (the “Technical Report”), prepared by Practical Mining LLC. The Technical Report was prepared by Sarah M. Bull, P.E., Mark A. Odell, P.E., Laura M. Symes, SME, Alfred S. Hayden, P.Eng. and David A. Orava, P.Eng., each of whom is a “qualified person” as such term is defined in NI 43-101. Each of Mmes. Bull and Symes and Messrs. Odell, Hayden and Orava consents to the inclusion in this Appendix “I” of the extract of “Section 1. – Summary” of the Technical Report in the form and context in which it appears, and confirms that such information is based on and fairly represents the Technical Report. Readers should consult the Technical Report to obtain further particulars regarding the True North mine. The Technical Report, which constitutes the current technical report for the True North mine, is available on SEDAR under Klondex’s profile at www.sedar.com and, other than the extract of the “Section 1. Summary” thereof, which is included in this Appendix “I”, is incorporated by reference in its entirety in this Appendix “I”.

The mineral resources for Havilah’s properties (including as used in the Technical Report) (the “mineral resources”) have been estimated in accordance with the Canadian Institute of Mining, Metallurgy and Petroleum Definition Standards for mineral resources and Mineral Reserves adopted by the CIM Council on May 10, 2014. See “True North Technical Information” of this Appendix “I”.

Certain mineral terms and descriptions of mineral deposits appearing in this Appendix “I” and the Technical Report may not be comparable to similar information made public by U.S. companies subject to the reporting and disclosure requirements under the United States federal securities laws and the rules and regulations thereunder. See “Part 2 – Notice to Securityholders in the United States” of this Circular.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING INFORMATION

This Appendix “I” contains forward-looking information (within the meaning of applicable Canadian securities laws). Forward-looking information is prospective and by its nature requires Havilah to make certain assumptions and is subject to inherent risks and uncertainties. There can be no assurance that forward-looking information will prove to be accurate, and readers are cautioned not to place undue reliance on the forward-looking information contained in this Appendix “I”. All statements, other than statements of historical fact, constitute forward-looking information. Generally, but not always, forward-looking information is identifiable by use of the words “continue”, “expect”, “anticipate”, “estimate”, “forecast”, “believe”, “intend”, “schedule”, “budget”, “plan” or “project” or the negative or other variations of these words or comparable terminology, or states that certain actions, events or results “may”, “could”, “should”, “would”, “might” or “will” be taken, occur or be achieved. Forward-looking information in this Appendix “I” includes, but is not limited to, statements with respect to: future financial and operating performance, strategic plans, future operations, cost estimates, estimation of mineral resources, realization of mineral resources, results of exploration, future work programs, capital expenditures and objectives, evolution and economic performance of development projects, timing of exploration and development projects, costs, timing and location of future drilling, timing of geological and/or technical reports, operating and exploration budgets and targets, continuity of a favourable gold market, contractual commitments, environmental and reclamation expenses, continuous availability of required manpower and continuous access to capital markets.

In order to give such forward-looking information, Havilah has made certain assumptions about Havilah’s business, the economy and the mining industry in general and has also assumed that contracted parties provide goods and services on agreed timeframes, plant and equipment work as anticipated, required regulatory approvals are received, no unusual geological or technical problems occur, no material adverse change in the price of gold or silver occurs and no significant events occur outside of Havilah’s normal course of business. Although the assumptions were considered reasonable by management of Havilah at the time the forward-looking information is given, there can be no assurance that such assumptions will prove to be accurate. In addition, the following are material factors that could cause actual results to differ materially from a conclusion, guidance, forecast or projection contained in the forward-looking information in this Appendix “I”: risks normally incidental to the nature of mineral exploration, development and mining, the uncertainty of mineral resources, mineral resources not having demonstrated economic viability, financing risks, debt and liquidity risks, fluctuating commodity prices, tax matters, information technology, labour difficulties, dependence on key personnel, dependence on third parties, joint ventures, there being no assurance of title to mineral projects, Aboriginal claims and consultation issues, Havilah’s activities being subject to extensive governmental regulation, maintenance or provision of infrastructure, risks associated with the construction and start-up of new mines, risks associated with obtaining or complying with all required permits and licences, environmental regulations and potential liabilities, competition from other mining businesses, conflicts of interest, the lack of a guarantee of a positive return on investment, dilution and future sales of common shares of Havilah, Havilah having no history as a standalone entity, unexpected difficulties with respect to the spin-out of Havilah from Klondex and no record of dividends. Although Havilah has attempted to identify material factors that could cause actual results to differ materially from a conclusion, guidance, forecast or projection contained in the forward-looking information, there may be other factors that could cause results to differ from what is anticipated, estimated or intended. Those factors are described or referred to below in this Appendix “I” under the heading “Risk Factors” of this Appendix “I” and elsewhere herein. Additional risks and uncertainties not presently known to Havilah or that Havilah currently deems immaterial may also impair Havilah’s business operations.

All forward-looking information contained in this Appendix “I” is given as of the date hereof and is based upon the opinions and estimates of management and information available to management as at the date hereof. Havilah undertakes no obligation to update or revise the forward-looking information contained in this Appendix “I”, whether as a result of new information, future events or otherwise, except as required by applicable laws.

CORPORATE STRUCTURE

Name, Address and Incorporation

Havilah Mining Corporation was incorporated under the BCBCA on May 3, 2018. Havilah’s registered office is located at 1055 West Hastings Street, Suite 2200, Vancouver, BC, V6E 2E9, and its head office is located at 82 Richmond Street East, Toronto, ON, M5C 1P1.

Intercorporate Relationships

As of the date hereof, Havilah has no subsidiaries. Set out below is the expected corporate structure of Havilah immediately after the Effective Date of the Arrangement.

GENERAL DEVELOPMENT OF THE BUSINESS

General

Havilah was incorporated for the sole purpose of participating in the Arrangement and has not carried on any business. Assuming the Arrangement becomes effective, following the Effective Time, Havilah will own or hold, directly or indirectly a 100% interest in the True North and several proximate and other mineral claims.

The principal business of Havilah will be the operation, exploration and development of mineral properties. The principal asset of Havilah will be True North. True North is currently (and will continue to be until the Effective Date) owned and operated by Klondex, which acquired True North (then known as the Rice Lake mine and mill complex) from Shoreline Gold Inc. in early 2016. True North is controlled through Klondex’s wholly owned subsidiary Klondex Canada, which also holds a 30% interest in SGX Resources Inc., an exploration stage issuer listed on the TSXV with several previous metal exploration properties in Ontario. Klondex also controls a number of other mineral properties in the Rice Lake region through its wholly-owned subsidiary Bison, which Klondex acquired in 2017. Upon completion of the Arrangement on the Effective Date, both Klondex Canada and Bison are expected to become wholly-owned subsidiaries of Havilah.

A complete description of the business of Havilah is provided in this Appendix “I”. Audited financial information concerning Havilah for 2016 and 2017 is provided in Schedule “A” to this Appendix “I”. Unaudited financial information concerning Havilah for 2018 and 2017 is provided in Schedule “B” to this Appendix “I”.

The Arrangement and Related Matters

Pursuant to the Arrangement and subject to adjustment as provided in the Arrangement Agreement and Plan of Arrangement, 86.54% of the Havilah Shares will be distributed to former holders of Klondex Shares (other than Dissenting Shareholders) pro rata to the number of Klondex Shares held by such holders. See “Part 7 – The Arrangement” and “Part 14 – Dissenting Shareholders’ Rights” in the Circular. Hecla will subscribe for and purchase, on a non-brokered private placement basis, Havilah Shares representing the remaining 13.46% of the outstanding Havilah Shares upon effectiveness of the Arrangement for gross proceeds of US$7,000,000 (the “Hecla Subscription”).

At the Effective Time, and in accordance with the terms of the Plan of Arrangement, (i) Klondex shall transfer to Havilah all of its right, title and interest in the Havilah Property (as defined in the Circular) in consideration for the issuance by Havilah to Klondex of Havilah Shares, which Havilah Property and Havilah Shares have an agreed-upon fair market value of US$45,000,000. The Havilah Property that will be contributed pursuant to the Contribution and Transfer Agreement includes the following:

(a)	all of the issued and outstanding shares of Klondex Canada Inc. held by Klondex;

(b)	all of the issued and outstanding shares of Bison Gold Resources Inc.;

(c)	the Klondex Canada Subco Note; and

(d)	such other property or assets as Klondex and Hecla may agree.

The “Klondex Canada Subco Note” is a demand promissory note payable by Klondex Canada, evidencing all of Klondex’s right, title and interest in the indebtedness (including any accrued and unpaid interest thereon) owing by Klondex Canada to Klondex.

Havilah Capitalization

Following completion of the Arrangement, Havilah is anticipated to have approximately 25,943,919 Havilah Shares outstanding and warrants to purchase 1,250,000 Havilah shares (the “Havilah Warrants”), assuming no additional Klondex Shares are issued between the date hereof and assuming that no Klondex Shareholders exercise dissent rights, and US$7,000,000 of cash and cash equivalents on hand.

TSXV Listing and Securities Law Matters

Havilah is not currently a reporting issuer and the Havilah Shares are not listed on any stock exchange. There is currently no market for Havilah Shares and there can be no assurance that a market will develop. See “Risk Factors” of this Appendix “I”.

If the Arrangement is completed, Havilah expects that it will be a reporting issuer in each of the provinces of Canada, other than Quebec. An application has been made for the listing of the Havilah Shares (including the Havilah Shares to be issued in connection with the Hecla Subscription and Havilah Shares to be issued on exercise of the Havilah Warrants) on the TSXV. Any listing of the Havilah Shares will be subject to meeting the TSXV original listing requirements and there is no assurance such a listing will be obtained. Completion of the Arrangement is subject to a Canadian stock exchange conditionally approving the listing of the Havilah Shares on a Canadian stock exchange.

If listing approval is ultimately obtained prior to the Effective Time, trading on the TSXV in the Havilah Shares is expected to commence shortly following the Effective Date.

Upon becoming a reporting issuer, Havilah will become subject to the informational reporting requirements under applicable Canadian securities laws. Havilah Shares to be issued to Klondex Shareholders and Hecla pursuant to the Arrangement may be subject to certain trading restrictions under U.S. Securities Laws. See “Part 2 – Notice to Securityholders in the United States” in the Circular.

Bankruptcy and Similar Procedures

There have been no bankruptcy, receivership or similar proceedings against Havilah, or any voluntary receivership, bankruptcy or similar proceeding by Havilah, within the three most recently completed financial years or completed during or proposed for the current financial year.

Material Restructuring Transactions

Other than the Arrangement, there have been no material restructuring transactions of Havilah within the three most recently completed financial years or completed during or proposed for the current financial year. See “Part 7 – The Arrangement” in the Circular.

DESCRIPTION OF THE BUSINESS

The principal business of Havilah will be the operation, exploration and development of mineral properties. The principal asset of Havilah will be True North. True North is currently (and will continue to be until the Effective Date) owned and operated by Klondex, which acquired True North (then known as the Rice Lake mine and mill complex) from Shoreline Gold Inc. in early 2016. True North is controlled through Klondex’s wholly owned subsidiary Klondex Canada. Klondex also controls a number of other mineral properties in the Rice Lake region through its wholly-owned subsidiary Bison, which Klondex acquired in 2017. Upon completion of the Arrangement on the Effective Date, both Klondex Canada and Bison are expected to become wholly-owned subsidiaries of Havilah.

The following figure illustrates the location of True North.

On January 9, 2018, Klondex announced the immediate reduction of underground mining operations and workforce at True North. Underground mining is currently subject to gradual suspension as already developed areas are depleted. It is anticipated that True North will be on care and maintenance status prior to the completion of the Arrangement. In the near term, in order to maximize cash flow and offset expected care and maintenance costs, Havilah plans to maintain True North in care and maintenance for the foreseeable future and continue Klondex’s strategy of processing tailings through the mill. Additionally, the Ogama-Rockland property, owned by Bison, is approximately 30 kilometers from True North. Havilah is in the process of assessing the potential of processing minerals from both the True North mine and the Ogama-Rockland property through the True North mill.

The costs related to the placement of the True North mine on care and maintenance could adversely affect Havilah’s operating results and financial condition and there can be no assurance that plans to offset expected care and maintenance costs will be successful. Havilah also cannot provide assurance that processing minerals from both the True North mine and the Ogama-Rockland property through the True North mill will be feasible.

Notwithstanding True North’s placement into care and maintenance status, following the Effective Date Havilah plans to conduct drilling activities in 2018, expand mineral resources at True North and the adjacent claims in the Rice Lake region, process tailings and toll milling operations at the True North mill.

Business Strategy

Havilah’s business strategy is focused on creating value for stakeholders through its ownership and advancement of True North and Ogama-Rockland properties and through the pursuit of similarly attractive precious metal development projects in the region and elsewhere.

Havilah plans to:

(a)

maintain True North in care and maintenance status for the foreseeable future, while pursuing strategic exploration activities designed to identify and increase the definition of its mineral resources, pursuing technical studies to support restarting operations at the True North mine and consolidation other mineral and mining interests in the district; and

(b)	process tailings from the old Tailings Management Facility at the True North mill; and

(c)	pursue project level or corporate transactions that are value accretive to Havilah’s stakeholders.

Prior to executing fully on the foregoing business strategy, Havilah’s board of directors (the “Havilah Board”) will be required to address a number of challenges currently facing True North. For example, costs related to the ongoing reduction of underground mining operations and workforce at True North and the placement of the True North mine into care and maintenance could adversely affect Havilah’s operating results and financial condition and there can be no assurance that Havilah’s plans to offset expected care and maintenance costs will be successful. Also there are no guarantees that environmental permits can be secured and the mineral exploration will yield favorable results. See “Risk Factors” of this Appendix “I”.

Principal Markets

Havilah’s principal objective is to become a sustainable gold producer. While the True North complex remains in care and maintenance, Havilah does not expect to make any material sales of gold doré into any principal markets.

Specialized Skill and Knowledge

All aspects of Havilah’s business require specialized skills and knowledge. Such skills and knowledge include the areas of geology, mining and accounting. See “Directors and Officers” of this Appendix “I” for details as to the specific skills and knowledge of Havilah’s directors and management.

Business Cycle

Havilah’s business, at its current exploration, development and care and maintenance phase, is not cyclical. Exploration activities are conducted primarily during snow-free months. The optimum field season in the Rice Lake region where True North and Havilah’s other mineral properties are located is from late April to mid October. The length of the snow-free season at True North varies from about April through November.

Environmental Protection

Mining is an extractive industry that impacts the environment. Havilah’s goal is to constantly evaluate ways to minimize that impact. Klondex has strived to meet or exceed environmental standards at True North and Havilah expects to continue this approach through effective engagement with affected stakeholders, including local communities, government and regulatory agencies and Aboriginal groups.

Havilah is currently active only in Manitoba and northwestern Ontario, which has established environmental standards and regulations that Havilah will strive to exceed. Havilah’s environmental performance will be overseen at the Havilah Board level and environmental performance is the responsibility of Havilah.

Havilah recognizes environmental management as a corporate priority and places a strong emphasis on preserving the environment for future generations, while also providing for safe, responsible and profitable operations by developing natural resources for the benefit of its employees, shareholders and communities. Havilah intends to maintain the standards of excellence for environmental performance Klondex has set at True North into the future.

•

Havilah will communicate its commitment to excellence in environmental performance to its subsidiaries Klondex Canada and Bison, employees, contractors, other agents and the communities in which it operates.

•

All new activities and operations will be managed to ensure compliance with applicable laws and regulations. In the absence of regulation, best management practices will be applied to minimize environmental risk.

•	Havilah will strive to minimize releases to the air, land or water and ensures appropriate treatment and disposal of waste.

•	Havilah will allocate the necessary resources to meet its reclamation and environmental obligations.

•	Havilah will continuously seek opportunities to improve its environmental performance through adherence to these principles.

•	Havilah will regularly report progress to its employees, shareholders and the communities in which it operates.

Employees

As of December 31, 2017, Klondex employed 186 employees and 139 contractors at True North. As a result of the placement of True North into care and maintenance status, Klondex saw a reduction in both employee and contractor headcount during the first quarter of 2018.

On the Effective Date, Havilah expects to have approximately 72 employees across all operations.

On an ongoing basis, from and after the Effective Date, the Havilah Board expects to evaluate the required expertise and skills to execute the strategy described herein, and will seek to attract and retain individuals required to meet Havilah’s goals.

Havilah believes its success is dependent on the performance of its management and key individuals, many of whom have specialized skills in exploration in Canada and the precious metals industry. Substantially all of

Klondex Canada and Bison exploration site individuals have been active in the Rice Lake region (and at True North specifically) for several years and are knowledgeable as to the geology, metallurgy and infrastructure related to mining development.

Havilah believes it has adequate personnel with the specialized skills required to carry out its operations initially following the Effective Date and anticipates making ongoing efforts to match its workforce capabilities with its business strategy for True North as it evolves. See “Risk Factors” of this Appendix “I”.

Competitive Conditions

The mineral exploration and development industry is competitive in all phases of exploration, development and production. There is a high degree of competition faced by Havilah in Manitoba and elsewhere for skilled management employees, suitable contractors for drilling operations, technical and engineering resources, and necessary exploration and mining equipment. Many competitor companies, including those active in the Rice Lake region where the True North mine and mill complex are located have greater financial resources, operational expertise, and/or more advanced properties than Havilah. Additionally, Havilah’s operations are in a relatively remote location where skilled resources and support services are more limited than those closer to major urban centres. Havilah has in place experienced management personnel and continues to evaluate the required expertise and skills to carry out its operations. As a result of this competition, Havilah may be unable to achieve its exploration and development in the future on terms it considers acceptable or at all. See “Risk Factors” of this Appendix “I”.

FINANCINGS, AVAILABLE FUNDS AND PRINCIPAL PURPOSES

Pursuant to the Arrangement, Havilah Shares will initially be exchanged for Klondex Shares on a 1-for-1 basis. Thereafter, in connection with the Plan of Arrangement, the outstanding Havilah Shares will be consolidated on the basis of one post-consolidation Havilah Share for every eight pre-consolidation Havilah Shares. Following completion of the Havilah Share Consolidation, Hecla will subscribe for and purchase, on a non-brokered private placement basis, that number of post-consolidation Havilah Shares that will result in Hecla beneficially controlling, on an undiluted basis, 13.46% of the issued and outstanding Havilah Shares, after giving effect to the Hecla Subscription, for an aggregate subscription price of US$7,000,000. The exact number of Havilah Shares to be issued to Hecla in connection with the Hecla Subscription will be determined immediately prior to the Effective Time. Havilah has applied to list the Havilah Shares to be issued to Hecla in connection with the Hecla Subscription on the TSXV.

There are no commissions, fees or expenses expected to be payable in connection with the Hecla Subscription. As a result, Havilah expects the total gross proceeds of US$7,000,000 to be available to it following the Effective Time. The proceeds from the Hecla Subscription will constitute the total cash and cash equivalents on hand of Havilah as of the Effective Time (the “Available Funds”).

Havilah intends to use the Available Funds as described below. However, there may be circumstances where, for sound business reasons, a reallocation of the Available Funds may be necessary. The actual amount that Havilah spends in connection with each of the intended uses of proceeds will depend on a number of factors, including those referred to under “Risk Factors” of this Appendix “I”. Havilah had a pro forma negative operating cash flow for the financial year ended December 31, 2017 and the three months ended March 31, 2018. There can be no assurance that the re-commencement of operations at True North and future exploration and development activities can be economically exploited or will result in a profitable commercial mining operation. If Havilah continues to generate negative operating cash flow into the future, net proceeds may be allocated to funding such negative cash flow in addition to the proposed uses below. The following table sets out the intended use of Available Funds:

Item	Amount Allocated
Exploration	US$1,300,000
Environmental	US$ 250,000
Care and Maintenance	US$ 450,000
G&A and Working Capital	US$5,000,000

Total	US$7,000,000

The Available Funds are principally intended to fund Havilah’s work programs aimed at advancing the True North mine. Management expects that the Available Funds will fund the work program budgeted in the Technical Report in its entirety as well as additional expenditures intended to advance the True North mine noted above, which management expects will be completed in approximately 18 months. The foregoing use of proceeds has been approved by Brian Morris (AIPG CPG-11786) a director of Havilah and the “qualified person” as such term is defined in NI 43-101.

The above-noted allocation represents Havilah’s intention with respect to its use of proceeds based on current knowledge and planning by management of Havilah (excluding potential contingencies and any deficiencies). Actual expenditures may differ from the estimates set forth above. While Havilah intends to spend the Available Funds as stated above, there may be circumstances where, for sound business reasons, funds may be re-allocated at the discretion of the board of directors or management. See “Risk Factors” of this Appendix “I”.

TRUE NORTH TECHNICAL INFORMATION

The following is an extract of “Section 1 – Summary” prepared by Practical Mining, LLC. See also “General Matters – Technical Information” of this Appendix “I”. The balance of the Technical Report is incorporated herein by reference. Capitalized terms used in this section “True North Technical Information” but not otherwise defined shall have the meanings ascribed thereto in the Technical Report.

Summary

Practical Mining LLC (“PM”) and P&E Mining Consultants Inc. (“P&E”) were engaged by Klondex to prepare the Technical Report in accordance with NI 43-101. PM’s and P&E’s evaluation of the True North mine (the “Project”), located in Bissett, Manitoba, Canada, is presented herein. The Technical Report, dated May 8, 2018, with an effective date of March 31, 2018, provides the initial Mineral Resource Estimate for the Project.

Introduction

True North is located in southeast Manitoba, Canada at the edge of Bissett township on the north shore of Rice Lake. It lies approximately 100 miles (162 kilometers) northeast of Winnipeg, roughly 150 driving miles (234 kilometers) via all-weather Provincial highways. The town of Bissett is a long-established mining community with a fluctuating population which is currently approximately 340 people.

The mine accesses quartz vein gold mineralization using shafts and underground mining methods. The Project has an on-site processing facility comprising crushing, grinding, gravity concentration and flotation. A Carbon-in-Pulp circuit treats the tailings from the gravity circuit.

Klondex Canada acquired the property from Shoreline Gold Inc. in early 2016 for total consideration of US$31.1 million. Mining and processing operations began later that year. Klondex Canada also implemented an underground drilling program to expand the mineral resource. Klondex Canada is a wholly owned subsidiary of Klondex.

On March 19, 2018 Klondex and Hecla announced the latter’s purchase of Klondex. Coincident to the purchase, the Canadian assets of Klondex including Klondex Canada and True North is to be part of Havilah under the Arrangement. Havilah is a newly formed entity independent of Klondex and Hecla. The Project will be the only material asset of Havilah and the Technical Report provides the initial estimate of mineral resources for the Project prior to the ownership by Havilah.

Property

Land holdings at True North were acquired by Klondex through bankruptcy proceedings of the Shoreline Gold (formerly San Gold) assets in early 2016. The former San Gold property includes the Project and consists of 18 patented mining claims, 262 unpatented mining claims and 2 mineral leases totaling 97,282-acres (39,369 ha).

Additionally, the land package includes a 50% interest in 27 unpatented mining claims, through a joint venture agreement with Greenbelt Gold Mines Inc. covering 1,013-acres (410 ha).

Environmental and Permitting

Klondex Canada revised the existing Environmental Act License for True North which includes approvals for minor alternations required for operation. The San Gold Mine Closure Plan (2012) and the pledged fixed-asset financial security for mine closure were transferred to Klondex in January 2016.

Klondex Canada collected all required environmental monitoring data including but not limited to: water quality sampling, environmental effects monitoring, final effluent release reporting, and forms part of the True North procedures for the sites environmental management system. Klondex Canada engaged local stakeholders and indigenous communities, and supports the regional economy by practicing the procurement of local goods, services and employment opportunities.

Geology

All the major gold occurrences in the True North area occur as quartz veins or quartz vein systems formed during structural deformation of the host rocks. At the Project, gold mineralization is controlled by quartz-carbonate veins and vein systems in brittle-ductile structures with related hydrothermal alteration halos within or at the margin of particular host rock units.

All of the gold mineralized zones at the Project are hosted in rocks of the Bidou Lake Assemblage which forms a north-facing stratigraphic sequence of tholeiitic basalt to intermediate volcanic flows, dacite crystal tuffs and breccias overlain by well stratified felsic epiclastic rock interpreted to be of pyroclastic and sedimentary origins. The stratigraphic sequence is intruded by tholeiitic gabbro sills and dykes, and felsic porphyry dykes.

The best-known gabbro sill is the San Antonio Unit, which is host rock for much of the gold mineralization the True North. The Bidou Lake Assemblage is unconformably overlain by feldspathic sandstone of the San Antonio Assemblage.

The gold mineralized veins show a high degree of structural control and are best developed in competent mafic host rock ranging from intermediate to gabbroic in composition.

History

Table 1 – Chronology of Ownership and Major Events of the True North Project

Dates	Company	Details
1911		Initial discovery at shore of Rice Lake.

1927-1931	Mining syndicate	Exploration shafts and lateral test mining.

1913-1968	San Antonio Gold Mines Ltd.	New company established, power lines and process facilities built.

1932-1968	San Antonio Gold Mines Ltd.	Continuous production beginning at 150 tpd and increasing to 500 tpd using shrinkage stoping.

July 1968	San Antonio Gold Mines Ltd.	No. 1 Shaft surface hoist destroyed by fire, production ceased, San Antonio declared bankruptcy.

1968	New Forty-Four Mines	Acquired assets.

1980	New Forty-Four Mines	Process plant destroyed by fire.

1980-1983	Brinco Mining Limited JV	Brinco Mining underground exploration drilling, mined 100,000 tons, earned 100% interest but completed no further work.

1987-1988	Agreement with Subsidiary of Inco Ltd.	Agreement with Brinco, drilled over 20,000 ft, then opted out.

1989-1994	Rea Gold Corp.	Acquired property, carried out engineering studies

1994-1997	Rea Gold Corp.	Underground rehab and exploration, feasibility studies, shaft extension, new process facility, then placed into receivership.

1998-2001	Harmony Gold (Canada) Inc.	Purchased project, installed ramp system in lower D-shaft area and attempted long hole mining. Grade was too low, project put on care and maintenance in August 2001.

2002	Option agreement with Wildcat Exploration Ltd.	Engineering studies based on shrinkage stope mining methods yielded positive results but Wildcat was unable to complete the acquisition.

2004	Rice Lake Joint Venture Inc.	San Gold Resources Corporation (Old San Gold) and Gold City Industries Ltd. JV to acquire Harmony through RLJV.

June 30, 2005	San Gold Corporation	Old San Gold and Gold City amalgamated, formed San Gold Corporation

2005-May 2015	San Gold Corporation	Exploration drilling, LiDAR survey, drove ramps, produced from three mineral trends,

Dates	Company	Details
modernized process plant. Placed on care and maintenance.

June 2015	San Gold Corporation	Declared bankruptcy

2016-2017	Klondex Mines Ltd.

Acquired 100% of the Rice Lake Mine, process plant complex and 400 km2 exploration land package. Began underground rehab and started test mining. Commenced tailings reprocessing analysis. Prepared to process stockpiles. Changed mine name to True North. Sept. 2016 announced formal decision to resume production.

Jan 2018	Klondex Mines Ltd.	Mine placed on care and maintenance status.

Gold was originally discovered on the Project in 1911, however, it was not until the 1920s that the construction of A-Shaft to a depth of 725 feet (221 meters) and approximately 2,000 feet (600 meters) of underground lateral development confirmed the presence of an economically viable mineral resource.

Small scale production from underground mining commenced in 1932 and production increased to about 500 tons per day (450 tonnes per day) in 1948. A fire destroyed some of the surface facilities in 1968, and as a result production was suspended. Beginning from the late 1990s, production was intermittent under various ownerships, until 2016 when Klondex acquired a 100% interest of the assets through bankruptcy proceedings.

True North includes six underground mines (i.e. Cohiba Zone, SG-1, 710/711 Zone, 007 Zone, Hinge Zone, Rice Lake), a vertical shaft, two decline ramps, a mill, an ore feed pad, mill feed crushing and conveying, a waste rock management area, and a tailings management area.

A-Shaft provides primary access from surface to the 26-level located 4,000 feet below the surface. Three internal winzes and extensive underground drifting connects the A-Shaft to the mineralized veins. Access to the Hinge, Cohiba and 007 mineralization is via two portals and internal ramp systems. Mineralization mined at True North since 1927 has contained approximately 1.86 million ounces of gold.

During 2016 – 2017 the True North mine recovered 33,000 gold ounces from 292 ktons of mineralization grading 0.127 opt. The project also initiated the reprocessing of tailings material and 113 ktons of tailings were treated at an average grade of 0.05 opt. Tailings metallurgical recovery during this period averaged 91% and yielded 5,100 gold ounces. The mine was placed on care and maintenance status in January 2018.

Underground Mineral Resources

The mineral resource estimate is based on data from 4,678 surface and underground drill-holes, completed through February 1, 2018. This estimate also includes 30,202 channel samples obtained from underground drifting.

Wire frame models were constructed for 73 vein sets. The vein models were constructed by creating wireframes of the hanging and footwall contacts, obtained from the drill hole database. Each relevant contact is identified as either the hanging wall or footwall of the vein. Software is used to wireframe the contacts separately. Assay values were composited to the vein width and truncated to 10-foot lengths. Only composites flagged as representing vein material were used in the grade estimation. A grade capping scheme based on resource category and vein was employed. Grades were assigned to individual blocks using the Inverse Distance Cubed method.

Vein models were developed by Klondex based on a scripted grid modelling workflow using Maptek Vulcan software. Grid modelling is applicable to modelling narrow, continuous geological features such as precious metal veins and coal seams and creates a surface by interpolating a regular grid of points over a modelling area. These grid points are combined with the input intercepts to create output triangulated surfaces that represent the vein hanging wall and footwall contacts. The contacts are combined to create a valid solid triangulation for use in building the resource block model.

The 73 veins were each assigned a specific search orientation based on their respective approximate dip and dip direction. Measured blocks require a minimum of four composite samples within an average anisotropic search radius of 50 feet. Indicated blocks required three drill hole intercepts within 100 feet. Inferred blocks required two drill intercepts within 500 feet. Grades were estimated only for blocks contained within the modeled veins.

Mineral resources were estimated only for blocks within the modeled vein wireframes. In all cases, the vein boundary was treated as a “hard” boundary and mineralization is not modelled outside of those boundaries.

Underground mineral resources include sufficient barren waste dilution to achieve a minimum mining width of four feet or the vein thickness plus two feet whichever is greater plus an additional 10% unplanned dilution. Additional parameters used in the estimation of underground mineral resources are as follows;

•	Mining processing and administrative costs of US$130 per ton;

•	Metallurgical gold recovery of 93%;

•	Gold price of US$1,400 per ounce, and;

•	Cut-off grade of 0.10 Au opt.

Table 2 – Underground Mineral Resources as of March 31, 2018

	Measured			Indicated			Measured and Indicated			Inferred
Cut-off Au opt	Tons (000’s)	Au opt	Au oz (000’s)	Tons (000’s)	Au opt	Au oz (000’s)	Tons (000’s)	Au opt	Au oz (000’s)	Tons (000’s)	Au opt	Au oz (000’s)
0.090	676	0.195	132	1,589	0.204	324	2,264	0.201	456	4,301	0.155	668
0.100	599	0.209	125	1,409	0.219	308	2,007	0.216	433	3,586	0.169	605
0.110	534	0.222	118	1,259	0.233	293	1,793	0.230	411	3,058	0.181	553
0.120	479	0.235	112	1,117	0.249	278	1,596	0.244	390	2,647	0.192	509

Notes:

(1)

Mineral resources which are not mineral reserves do not have demonstrated economic viability. The estimate of mineral resources may be materially affected by environmental, permitting, legal, marketing, or other relevant issues.

(2)

Mineral resources were estimated using the Canadian Institute of Mining, Metallurgy and Petroleum (CIM), CIM Standards on Mineral Resources and Reserves, Definitions and Guidelines prepared by the CIM Standing Committee on Reserve Definitions and adopted by CIM Council.

(3)

The quantity and grade of reported Inferred resources in this estimation are uncertain in nature and there has been insufficient exploration to define these inferred resources as an Indicated or Measured mineral resource.

(4)	Contained metal may differ due to rounding.

Tailings Mineral Resources

Assay results from 138 augur and percussion drill-holes spaced approximately 200 feet by 100 feet were used to model the tailings resource. Blocks were estimated using inverse distance cubed methods. Blocks were classified as indicated if there is a minimum of three drill-holes within 250 feet and inferred if at least one Drill-hole is present within 250 feet. The tailings mineral resource is constrained to a Lerch Grossman optimized pit shell created with the following parameters:

•	Gold price of US$1400 per ounce;

•	Metallurgical gold recovery of 89%,

•	Wall slope 30 degrees;

•	Mining Cost of US$2.40 per ton; and;

•	Processing and overhead costs of US$16.84 per ton.

Table 3 – Tailings Mineral Resources as of March 31, 2018

Class	Tons (000’s)	Grade Au opt	Grade Au g/t	Au oz (000’s)
Measured	—	—	—	—
Indicated	1,971	0.0243	0.83	48
Measured and Indicated	1,971	0.0243	0.83	48
Inferred	31	0.0235	0.81	0.7

Notes:

(1)	Tailings mineral resources have been calculated at a Au cut-off grade of 0.015 opt;
(2)

Mineral resources, which are not mineral reserves, do not have demonstrated economic viability. The estimate of mineral resources may be materially affected by environmental, permitting, legal, title, socio-political, marketing, or other relevant factors; and

(3)

The quantity and grade of reported inferred mineral resources in this estimation are uncertain in nature and there is insufficient exploration to define these inferred mineral resources as an indicated or measured mineral resource.

Conclusions

PM is of the opinion that the core, channel chip and tailings sample assay data have been adequately verified for the purposes of a mineral resource estimate. All data included in the resource estimate appear to be of adequate quality.

The mining and processing methods in use at True North have been proven effective by the history of previous operators. Geotechnical risks are limited as shown by the large extent of underground workings.

With longhole mining there is increased risk hanging wall dilution along foliation planes and jointing as excavation size increases. The dilution encountered may be greater than the dilution included in the estimation of mineral resources and may have a negative impact on the quantity and quality of the mineral resources. In these areas alternative more selective and higher cost mining methods may be required.

The pre-existing mine closure plan that estimated closure costs at US$3.25 million (C$4.4 million) was transferred to Klondex Canada in January 2016 along with an assignment of fixed-assets as financial security. It may be beneficial for Havilah to review the technical basis of the tailings management area closure approach presented in the 2012 mine closure plan and update the associated closure costs.

Havilah is aware of the importance of an effective community engagement process to the Project. Havilah should continue to enhance community engagement activities with local Indigenous communities, the Town of Bissett, other interested stakeholders, and regulatory agencies; on a priority basis.

The True North infrastructure is capable of supporting long term mining operations. Havilah should explore for additional opportunities in the surrounding area which can supplement future operations.

Recommendations

It is recommended that Havilah take the following actions to maximize the value of the Project. The work programs described should occur concurrently with an integrated decision on proceeding with development made at the conclusion of all the work programs listed below.

Geology

1.

Technical Database: All True North project data collected is stored and archived in a permanent and reliably retrieval manner. The database is currently administered by Klondex corporate personnel. Havilah should engage a full-time database administrator to continue this function.

2.	Quality Assurance/Quality Control: Timely follow-up for all QA/QC assay deviations and re-assay requests should be performed in a timely manner. The process should be automated.

3.

Sample Storage and Retrieval: Half-core remaining from sample assays should be retained for reference and check assay purposes. All assay sample rejects and pulps should be stored in a safe, secure and sheltered manner and properly catalogued to ease retrieval.

4.	Project Assay Lab: Standard operating procedures should be updated, particularly in regard to assay data generation, storage and retrieval.

Exploration

1.

The True North geological model which targets major structures as identified in surface lidar, drill core and geological mapping within favorable host rock conditions has proven successful in identifying new vein systems. Havilah should continue to develop this existing model to target near mine ore sources as well as apply its principals to the regional land package.

2.	Future exploration programs should focus on regional scale data compilation followed by target generation by prediction and evaluation.

3.	Further examination for the potential of Timiskaming type gold mineralization at the unconformity at the base of the San Antonio formation.

4.	Evaluation of the historic Gunnar Mine and the presence of neighboring quartz carbonate vein systems.

Exploration activities are estimated to cost between US$500,000 and US$800,000 (C$625,000 and C$1,000,000) and should proceed over the next one to two years.

Environmental and Mine Closure

It is recommended that Havilah review the technical basis of the tailings management area closure approach presented in the 2012 mine closure plan and update the associated closure costs. A provisional amount for a US$250,000 (C$325,000) study that would be carried out over four years commencing in 2018 is recommended. This exercise will review and confirm the technical basis of the proposed tailings management area closure plan and estimated costs and possibly identify opportunities to improve upon the currently proposed approach.

Mine Operations and Planning

Complete a detailed engineering study and optimized mine plan. Specific elements to include are:

1.	Prepare accurate dilution estimates by geotechnical domain for each mining method and hanging wall dip;

2.	Estimate variable and fixed costs for each mining method;

3.	Cost benefit analysis for a mine backfill system;

4.	Produce individual stope designs using the most economic mining method included diluting material and the parameters developed above;

5.	Create a mine production and development schedule and perform sensitivity analysis to determine the optimal production rate;

6.	Continue processing the historic tailings material to offset the mine standby costs.

A detailed engineering study is anticipated to cost between US$200,000 and US$250,000 (C$250,000 and C$312,500) and should require approximately one year to complete.

SELECTED CONSOLIDATED FINANCIAL INFORMATION

Set forth below is a summary of certain selected historical carve-out financial information after giving effect to the proposed Arrangement with respect to Havilah for the periods indicated. The selected historical carve out financial information of Havilah has been derived from the carve-out financial statements set out in Schedule “A” and Schedule “B” to this Appendix “I”. The carve-out financial statements set out in Schedule “A” and Schedule “B” hereto have been prepared in accordance with IFRS.

	Period ended December 31, 2016 (carve-out) (1)		Year ended December 31, 2017 (carve-out)		Three months ended March 31, 2018 (carve-out)
Net income (loss)	C$	(16,727,000)	C$	(51,193,000)	C$	(9,840,000)
Total assets	C$	76,044,000	C$	74,412,000	C$	61,163,000
Total liabilities	C$	8,041,000	C$	12,986,000	C$	5,676,000
Total shareholders’ equity	C$	68,003,000	C$	61,426,000	C$	55,487,000

Notes:

(1)	True North was acquired by Klondex on January 22, 2016. Financial information reflects the period January 22 – December 31, 2016.

MANAGEMENT’S DISCUSSION AND ANALYSIS

The management’s discussion and analysis for True North for the years ended December 31, 2017 and 2016 and for the three month periods ended March 31, 2018 and 2017 was prepared as of May 4, 2018 and should be read in conjunction with the carve out financial statements for the years ended December 31, 2017 and 2016 and for the three month periods ended March 31, 2018 and 2017.

The carve-out financial statements have been prepared in accordance with IFRS and dollar amounts used herein are expressed in Canadian dollars unless otherwise stated. This discussion offers management’s analysis of the financial and operating results of True North and Bison and contains certain forward-looking statements relating, but not limited, to operational information, future exploration and development plans and anticipated future mineral reserves or resources. Forward-looking information typically contains statements with words such as “anticipate”, “estimate”, “expect”, “potential”, “could”, or similar words suggesting future outcomes. Readers and prospective investors of Havilah are cautioned not to place undue reliance on forward-looking information as by its nature, it is based on current expectations regarding future events that involve a number of assumptions, inherent risks and uncertainties, which could cause actual results to differ materially from those anticipated by Havilah. For additional information relating to the risks and uncertainties facing Havilah, see the information below under the heading “Risk Factors”.

Attached as Schedule “C” to this Appendix “I” is the management’s discussion and analysis of Havilah for the year ended December 31, 2017 and attached as Schedule “D” to this Appendix “I” is the management’s discussion and analysis of Havilah for the three months ended March 31, 2018.

DESCRIPTION OF CAPITAL STRUCTURE

Havilah Shares

Havilah is authorized to issue an unlimited number of common shares (the “Havilah Shares”) of which one Havilah Share is outstanding as of the date hereof. In accordance with the Plan of Arrangement, the sole Havilah Share is currently held by Klondex. In accordance with the Plan of Arrangement, at the Effective Time each holder of Klondex Shares will receive 1 post-consolidation Havilah Share (or 0.125 of a pre-consolidation Havilah Share) for each Klondex Share then owned. The number of Havilah Shares expected to be outstanding immediately following the Effective Time cannot be determined until immediately prior to the Effective Time.

Each Havilah Share entitles the holder thereof to one vote at all meetings of shareholders other than meetings at which only holders of another class or series of shares are entitled to vote. Each Havilah Share entitles the holder thereof, subject to the prior rights of the holders of special shares and preference shares of Havilah, if any, to receive any dividends declared by the directors of Havilah and the remaining property and assets of Havilah upon liquidation, dissolution or winding-up. The holders of Havilah Shares are not entitled to vote separately as a class or series on, or to dissent with respect of, any proposal to amend the articles of Havilah to (a) increase or decrease the maximum number of authorized Havilah Shares or to increase the maximum number of authorized shares of a class or series ranking in priority to or on a parity with the Havilah Shares, (b) effect an exchange, reclassification or cancellation of all or part of the Havilah Shares, or (c) create a class or series of shares ranking in priority to or on parity with the Havilah Shares.

Havilah Warrants

Havilah anticipates that warrants to purchase 1,250,000 Havilah Shares (the “Havilah Warrants”) will be outstanding as of the Effective Date.

Each Havilah Warrant will entitle the holder thereof to acquire one post-consolidation Havilah Share at an exercise price based on adjustment provisions contained in the original warrant issued by Klondex (the “Havilah Warrant Exercise Price”). One half of the outstanding Havilah Warrants (625,000 Havilah Warrants) will be exercisable at any time prior to 5:00 p.m. (Eastern Daylight Time) on May 11, 2029 and one half of the Havilah Warrants (625,000 Havilah Warrants) will be exercisable at any time prior to 5:00 p.m. (Eastern Daylight Time) on April 23, 2032, in both cases, subject to adjustment in certain customary events, after which time the Havilah Warrants will expire.

The Havilah Warrants will be evidenced by definitive Havilah Warrant certificates (each a “Havilah Warrant Certificate”). The Havilah Warrant Certificates will provide for customary adjustment in the number of Havilah Shares issuable upon the exercise of the Havilah Warrants and/or the exercise price per Havilah Warrant upon the occurrence of certain events.

No fractional Havilah Shares will be issuable upon the exercise of any Havilah Warrants and no cash or other consideration will be paid in lieu of fractional Havilah Shares. Holders of Havilah Warrants will not have any voting or pre-emptive rights or any other rights which a holder of Havilah Shares would have.

The Havilah Warrants and the Havilah Shares issuable upon the exercise of the Havilah Warrants have not been and will not be registered under the U.S. Securities Act or any state securities laws. The Havilah Warrants will not be exercisable by, or on behalf of, a person in the United States or a U.S. person, nor will any certificates representing the Havilah Shares issuable upon exercise of the Havilah Warrants be registered or delivered to an address in the United States, unless an exemption from the registration requirements of the U.S. Securities Act and any applicable state securities laws is available and Havilah has received an opinion of counsel of recognized standing to such effect in form and substance satisfactory to Havilah.

DIVIDENDS AND DISTRIBUTIONS

Havilah has not declared any cash dividends or distributions since Havilah’s formation and currently intends to retain future earnings, if any, to finance further business development. The payment of any cash dividend or distributions to shareholders of Havilah in the future will be at the discretion of the directors of Havilah and will depend on, among other things, the financial condition, capital requirements and earnings of Havilah, and any other factors that the directors may consider relevant. The BCBCA provides that a corporation may not declare or pay a dividend if there are reasonable grounds for believing that the corporation is, or would be after the payment of the dividend, unable to pay its liabilities as they become due or the realizable value of its assets would thereby be less than the aggregate of its liabilities and stated capital of all classes of shares of its capital.

PRIOR SALES

Since incorporation on May 3 2018, Havilah has issued only one Havilah Share, which is held by Klondex as of the date hereof.

CONSOLIDATED CAPITALIZATION

The following table sets forth the consolidated capitalization of Havilah, effective March 31, 2018, both before and after giving pro forma effect to the Arrangement.

	Authorized	Outstanding as at March 31, 2018 prior to giving effect to the Arrangement		Outstanding as at March 31, 2018 after giving effect to the Arrangement (1)(2)
Havilah Shares	Unlimited	1	(3)	25,943,919
Havilah Warrants	N/A	Nil		1,250,000
Total (Fully-diluted)		1	(3)	27,193,919

Notes:

(1)	Assumes completion of the Arrangement. Assumes no Dissenting Shareholders.
(2)	Assumes completion of the Havilah Share Consolidation.
(3)

Havilah was incorporated on May 3, 2018 and Klondex was issued one Havilah Share on such date. The one outstanding Havilah Share on the date hereof is on a pre-consolidation basis, whereas the pro forma outstanding number of Havilah Shares and Havilah Warrants is on a post-consolidation basis.

TRADING PRICE AND VOLUME

The Havilah Shares are not currently traded or quoted on a Canadian marketplace. Havilah has applied to list the Havilah Shares on the TSXV under the symbol “HMC”. Such listing will be subject to Havilah fulfilling all of the minimum listing requirements of the TSXV and obtaining conditional approval of the TSXV. There can be no assurance that the TSXV will list the Havilah Shares. If listing approval is ultimately obtained prior to the Effective Time, trading on the TSXV in the Havilah Shares is expected to commence shortly following the Effective Date.

ESCROWED SECURITIES

As of the date of the Circular, no securities of any class of securities of Havilah are held in escrow or are anticipated to be held in escrow following the completion of the Arrangement.

PRINCIPAL SHAREHOLDERS

All of the issued and outstanding Havilah Shares are currently held by Klondex. To the knowledge of Havilah, as of the date of the Circular, there are no persons who will, immediately following the completion of the Arrangement, directly or indirectly, own or exercise control or direction over, securities carrying more than 10% of the voting rights attached to any class of voting securities of Havilah other than:

Name and Place of Residence	Number of Havilah Shares		Percent of Class (2)
Hecla Mining Corporation • 6500 North Mineral Drive, Suite 200, Coeur d’Alene, Idaho 83815	To be determined	(1)	13.46%
Cambridge Global Asset Management • A Business unit of CI Investments Inc. • 2 Queen Street East, Twentieth Floor, Toronto, Ontario M5C 3G7	To be determined	(1)	12.26%

Notes:

(1)

Pursuant to the Arrangement, Hecla will acquire that number of Havilah Shares in connection with the Arrangement that results in Hecla having beneficial control over 13.46% of the outstanding Havilah Shares following the Effective Date. Since the total number of Havilah Shares to be issued in connection with the Arrangement is not determinable as of the date hereof, and depends on a number of factors including the number of outstanding Klondex Shares immediately prior to the Effective Time and the number of Klondex Shareholders exercising dissent rights in connection with the Arrangement, the exact number of Havilah Shares to be issued to Hecla cannot be determined as of the date hereof.

(2)

Pursuant to the Arrangement, Cambridge Global Asset Management will acquire that number of Havilah Shares in connection with the Arrangement that results in Cambridge Global Asset Management having beneficial control over 12.26% of the outstanding Havilah Shares following the Effective Date. Since the total number of Havilah Shares to be issued in connection with the Arrangement is not determinable as of the date hereof, and depends on a number of factors including the number of outstanding Klondex Shares immediately prior to the Effective Time and the number of Klondex Shareholders exercising dissent rights in connection with the Arrangement, the exact number of Havilah Shares to be issued to Cambridge Global Asset Management cannot be determined as of the date hereof.

CORPORATE GOVERNANCE

NP 58-201 and NI 58-101, along with other applicable regulatory requirements, form the regulatory framework for Havilah’s anticipated corporate governance practices. NI 58-101 deals with matters such as the constitution and independence of corporate boards, their functions, the effectiveness and education of board members and other items dealing with sound corporate governance practices.

The Havilah Board recognizes the importance of corporate governance to the effective management of Havilah following the completion of the Arrangement, and to the protection of its employees and shareholders. Havilah’s approach to significant issues of corporate governance is designed with a view to ensuring that the business and affairs of Havilah are effectively managed so as to enhance shareholder value. The Havilah Board fulfills its mandate directly and through the committees it expects to form at regularly scheduled meetings and as required. Frequency of meetings and the nature of the agenda items will be determined based on the state of Havilah’s affairs and in light of opportunities or risks which Havilah faces. The directors are expected to be kept informed of Havilah’s operations at these meetings as well as through reports and discussions with management on matters within their particular areas of expertise. A majority of the Havilah Board is independent of Havilah within the meaning of NP 58-201.

Following the completion of the Arrangement, the Havilah Board expects to establish a corporate governance and nominating committee (the “Havilah Corporate Governance and Nominating Committee”). In addition to recommending appropriate criteria for the selection of new directors and establishing procedures for identifying prospective Havilah Board members, the Havilah Corporate Governance and Nominating Committee is expected to have responsibilities for, amongst other things, monitoring and ensuring board independence, establishing procedures for Havilah Board meetings to ensure Havilah Board effectiveness, ensuring that Havilah Board members possess an appropriate balance of skills and areas of expertise needed to effectively govern Havilah’s affairs, establishing position descriptions for the key members of the Havilah Board and senior management and overseeing Havilah Board diversity, renewal, orientation and continuing education.

Havilah’s corporate governance practices are being established in compliance with applicable Canadian regulatory and TSXV requirements. Havilah monitors developments in Canada with a view to further revising its governance policies and practices, as appropriate.

A copy of the Havilah Board’s written mandate, which sets out the responsibilities and duties of the directors, is attached as Schedule “E” to this Appendix “I”.

DIRECTORS AND OFFICERS

Name, Occupation and Security Holding

The names, municipalities of residence, positions with Havilah and the principal occupations of the persons who will serve as directors and executive officers of Havilah after giving effect to the Arrangement are set out below, together with their pro forma holdings of Havilah Shares.

Name and Province of Residence	Position	Principal Occupation During Last Five Years	Pro forma Holdings of Havilah Shares (1)
John Antwi Reno, Nevada, USA	Interim President and Chief Executive Officer and Director	Senior VP, Strategic Development of the Klondex since June 2016; Regional Director for Business Development for Newmont Mining Corporation in North America from November 2009 to June 2016.	46,237

Blair Schultz Toronto, Ontario, Canada	Chairman, Interim Chief Financial Officer and Director	Chairman of Klondex from June 2012 to September 2014; Executive Director of Klondex from September 2014 to June 2015; Independent Director of Klondex since June 2015; President and Chief Executive Officer of Langhaus Financial Partners Inc. from October 2016 to September 2017; Director of Eastmain Resources Inc. since April 2016; Director of OK2 Minerals Ltd. since August 2016;	130,541

Name and Province of Residence	Position	Principal Occupation During Last Five Years	Pro forma Holdings of Havilah Shares (1)

Director of Ring the Bell Capital Corporation since October 2017; Director of VMS Ventures Inc. since July 2015 and Chair of the Special Committee until acquired by Royal Nickel Corporation in April 2016; Vice President and Portfolio Management and Trading at K2 & Associates Investment Management Inc., a hedge fund in Toronto, from June 2001 to June 2014.

Paul Huet (2) Reno, Nevada, USA	Director	President and Chief Executive Officer of Klondex since September 2012; Chief Operating Officer of Premier Gold Mines Limited from September 2011 to August 2012; General Manager of Nevada Great Basin Gold from April 2007 to August 2011.	134,066

James Haggerty (2) Toronto, Ontario, Canada	Director	President and Chief Executive Officer of SIM Group since May 2016; Managing Director, Gibraltar Growth Corporation from November 2015 to March 2016; Director of Greenspace Brands Inc. since April 2015; Director of Toronto Blue Jays Care Foundation since 2010; Chief Executive Officer of technology and e-commerce company (SHOP.CA) from April 2014 to October 2015; Founder & President of J.E.L.L. Advisors, a consulting firm, since 2012; Executive Vice President at Rogers Communications Inc. from April 2005 to February 2012.	36,783

Brian Morris (2) Reno, Nevada, USA	Director	Senior Vice President of Exploration of Klondex since January 2015. President of American Mining and Tunneling from June 2013 to December 2014 and VP Exploration of Premier Gold Mines Limited from November 2011 to June 2013.	51,959

Michael Hoffman (2) Midhurst, Ontario, Canada	Director

Chairman (since October 2017) and director of Trevali Mining Corporation since 2011. Currently principal of M Hoffman Consulting Ltd. providing strategic and consulting services to the mining industry. Senior executive of Great Lakes Capital from 2013 to 2015 and Belo Sun Mining from 2012

			Nil

Name and Province of Residence	Position	Principal Occupation During Last Five Years	Pro forma Holdings of Havilah Shares (1)

to 2014. Prior to establishing M Hoffman Consulting, President, CEO and founder of Crocodile Gold Inc., responsible for formulating a strategy to purchase four million-ounce gold assets in Australia. President and CEO of Kria Resources Inc., a Canadian base metal exploration and development company, effectively completed a merger with Trevali Mining Corporation.

Notes:

(1)

Based on the number of outstanding Klondex Shares, Klondex Options and Klondex RSUs held as of May 15, 2018 and assuming completion of the Arrangement with no Klondex Shareholders exercising dissent rights and assuming that all Klondex Options held by the officers and directors of Havilah are In-the-Money Options.

(2)	Will be considered independent within the meaning of NI 52-110.

Each of the directors of Havilah will hold office until the first annual meeting of the holders of Havilah Shares or until his or her successor is duly elected or appointed, unless his or her office is earlier vacated in accordance with Havilah’s articles or by-laws.

Assuming completion of the Arrangement, it is anticipated that the current directors and executive officers of Havilah, as a group, will beneficially own, directly or indirectly, or exercise control or direction over 190,881 Havilah Shares, or approximately 0.7% of the number of Havilah Shares that will be outstanding immediately following completion of the Arrangement, assuming the number of outstanding Klondex Shares as of the date hereof remains unchanged prior to the Effective Time and that no Klondex Shareholders exercise dissent rights with respect to the Arrangement.

As of the date hereof, Havilah has not appointed any executive officers other than John Antwi, Interim President and Chief Executive Officer and Blair Schultz, Interim Chief Financial Officer. Both Messrs. Antwi and Schultz are expected to serve in these roles pending a longer-term executive search for a permanent Chief Executive Officer and Chief Financial Officer. Havilah expects to continue to source suitable candidates for executive officer positions as it proceeds towards completion of the Arrangement and may make additional appointments to such positions in the ordinary course, both before and after the Effective Time.

Other Reporting Issuer Experience

The following table sets out the directors and officers of Havilah that are, directors, officers or promoters of other reporting issuers:

Name	Name and Jurisdiction of Other Reporting Issuer	Name of Trading Market(s)	Position Held	Dates
John Antwi	Klondex Mines Ltd. British Columbia	TSX, NYSE American	Senior VP, Strategic Development	2016 – Present

Blair Schultz	Klondex Mines Ltd. British Columbia	TSX, NYSE American	Director	2012 – Present

Name	Name and Jurisdiction of Other Reporting Issuer	Name of Trading Market(s)	Position Held	Dates

	Eastmain Resources Inc. Ontario	TSX	Director	2016 – Present

	OK2 Minerals Ltd. British Columbia	TSX Venture	Director	2016 – Present

	Ring the Bell Capital Corp. Ontario	TSX Venture	Director	2017 – Present

Paul Huet	Klondex Mines Ltd. British Columbia	TSX, NYSE American	President, Chief Executive Officer and Director	2012 – Present

Brian Morris	Klondex Mines Ltd. British Columbia	TSX, NYSE American	Senior VP, Exploration	2014 – Present

James Haggerty	Klondex Mines Ltd. British Columbia	TSX, NYSE American	Director	2012 – Present

	GreenSpace Brands Inc. Ontario	TSX Venture	Director	2015 – Present

Michael Hoffman	Trevali Mining Corporation British Columbia	TSX, OTC	Chairman, Director	2011 (Director) – Present 2017 (Chairman) – Present

	Eastmain Resources Inc. Ontario	TSX	Director	2016 – Present

Corporate Cease Trade Orders or Bankruptcies

No proposed or current director or executive officer of Havilah has, within the last ten years prior to the date of the Circular, been a director, chief executive officer or chief financial officer of any issuer (including Havilah) that, (i) while the person was acting in the capacity as director, chief executive officer or chief financial officer, was the subject of a cease trade or similar order or an order that denied the relevant issuer access to any exemption under securities legislation, that was in effect for a period of more than thirty (30) consecutive days; or (ii) was subject to an order that resulted, after the director, executive officer or securityholder holding a sufficient number of securities of Havilah to affect materially the control of Havilah ceased to be a director, chief executive officer or chief financial officer of an issuer, in the issuer being the subject of a cease trade or similar order or an order that denied the relevant issuer access to any exemption under securities legislation, for a period of more than thirty (30) consecutive days, which resulted from an event that occurred while that person was acting as a director, chief executive officer or chief financial officer of the issuer.

Except as described below, no proposed or current director or executive officer of Havilah has, within the last ten years prior to the date of this Circular, been a director or executive officer of any company (including Havilah) that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets.

James Haggarty served as an executive officer of SHOP.ca from April 2014 to October 2015. On June 7, 2016, SHOP.ca submitted a notice of intention to make a proposal to the Office of the Superintendent of Bankruptcy Canada asking for, among other things, an order approving a filing extension and protection from creditors. On July 21, 2016 SHOP.ca was deemed to have made an assignment in bankruptcy pursuant to applicable Canadian bankruptcy laws.

Penalties or Sanctions

No proposed or current director or officer or securityholder holding a sufficient number of securities of Havilah to affect materially the control of Havilah has been subject to: (i) any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or (ii) any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable investor in making an investment decision.

Personal Bankruptcies

No proposed or current director or officer or securityholder holding a sufficient number of securities of Havilah to affect materially the control of Havilah has, within the last ten years prior to the date of this document, been a director or executive officer of any company (including Havilah) that, while such person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement for compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets.

In addition, no proposed or current director or officer or securityholder holding a sufficient number of securities of Havilah to affect materially the control of Havilah has, within the last ten years prior to the date of this document, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the director, officer or securityholder.

Conflicts of Interest

There are potential conflicts of interest to which the directors and officers of Havilah will be subject in connection with the operations of Havilah. In particular, certain of the directors and officers of Havilah are involved in managerial or director positions with other mining companies whose operations may, from time to time, be in direct competition with those of Havilah or with entities which may, from time to time, provide financing to, or make equity investments in, competitors of Havilah. Conflicts, if any, will be subject to the procedures and remedies available under the BCBCA. The BCBCA provides that, in the event that a director has an interest in a contract or proposed contract or agreement, the director shall disclose his interest in such contract or agreement and shall refrain from voting on any matter in respect of such contract or agreement unless otherwise provided by the BCBCA. As at the date of the Circular, Havilah is not aware of any existing or potential material conflicts of interest between Havilah and any director or officer of Havilah.

EXECUTIVE COMPENSATION

To date, Havilah has not carried on any business and has not completed a fiscal year of operations. No compensation has been paid by Havilah to its executive officers or directors and none will be paid until after the Arrangement has been completed. Following completion of the Arrangement, it is anticipated by Klondex, the sole shareholder of Havilah prior to the Effective Date, that the executive officers of Havilah will be paid salaries at a level that is comparable to companies of similar size and character. It is anticipated that following the Effective Date the compensation of the executive officers and directors of Havilah will be determined by the compensation committee of Havilah (the “Havilah Compensation Committee”). It is presently expected that in addition to awards that will be granted to executive officers pursuant to the Havilah Option Plan (as defined below), compensation of the executive officers of Havilah will be in the following ranges:

Officer Position	Base Salary Range				Bonus Range
	Low		High		Low		High
President and Chief Executive Officer	US$	220,000	US$	240,000	US$	125,000	US$	173,000
Chief Financial Officer	US$	170,000	US$	190,000	US$	81,000	US$	117,000
Vice President, Exploration	US$	160,000	US$	180,000	US$	68,000	US$	102,000

As at the date of the Circular, there are no employment contracts in place between Havilah and any of the executive officers of Havilah and there are no provisions with Havilah for compensation for the executive officers of Havilah in the event of termination of employment or a change in responsibilities following a change of control of Havilah. It is expected that Havilah will enter into employment contracts with each of the executive officers of Havilah on or before the Effective Date.

Havilah has not established an annual retainer fee or attendance fee for directors. However, Havilah will establish directors’ fees in the future and will reimburse directors for all reasonable expenses incurred in order to attend meetings. It is anticipated that directors will be partially compensated for their time and effort by granting them options to acquire Havilah Shares pursuant to the Havilah Option Plan.

INCENTIVE STOCK OPTIONS

The directors of Havilah and Klondex, the sole shareholder of Havilah prior to the Effective Date, have approved the Havilah share option plan (the “Havilah Option Plan”). The Havilah Option Plan is being put to Klondex Shareholders for approval provided that the Arrangement Resolution is approved. The Havilah Option Plan will not become effective unless the Arrangement Resolution is approved and becomes effective, as described below.

Klondex Shareholder approval is required by the TSXV (in the event that the Havilah Shares are listed on the TSXV) in connection with the Havilah Option Plan. The full text of the Arrangement Resolution is set out in Appendix “B” to the Circular. In order for the option plan resolution (the “Havilah Option Plan Resolution”) as set out in Appendix “N” to the Circular to become effective (i) the Havilah Option Plan Resolution must be approved by the affirmative vote of at least a simple majority of votes cast by the Klondex Shareholders who vote in person or by proxy at the Meeting and (ii) the Arrangement must become effective.

Completion of the Arrangement or approval of the Arrangement Resolution is not conditional upon the approval of the Havilah Option Plan Resolution.

The Havilah Option Plan is a rolling-maximum option plan whereby the maximum number of Havilah Shares that may be reserved for issue and which can be purchased upon the exercise of all options granted under the Havilah Option Plan is fixed at 10% of the number of outstanding Havilah Shares from time to time.

A copy of the Havilah Option Plan is available to any shareholder of Klondex at or prior to the Meeting upon request to Klondex and is also attached hereto as Schedule “F” to this Appendix “I”. Set forth below is a summary of the Havilah Option Plan. The following summary is qualified in all respects by the provisions of the Havilah Option Plan. Reference should be made to the Havilah Option Plan for the complete provisions thereof.

Purpose, Administration and Eligible Participants

The purpose of the Havilah Option Plan is to advance the interests of Havilah through the motivation, attraction and retention of key employees, consultants and directors of Havilah and “designated” affiliates of Havilah (as such term is defined in the Havilah Option Plan) and to secure for Havilah and the shareholders of Havilah the benefits inherent in the ownership of Havilah Shares by key employees, consultants and directors of Havilah and the designated affiliates of Havilah through the granting of non-transferable options (“Havilah Options”) to eligible participants under the Havilah Option Plan. The Havilah Option Plan will be administered by the directors of Havilah. Pursuant to the Havilah Option Plan, the directors may delegate the administration of the Havilah Option Plan to a committee, which the directors anticipate will be the Havilah Compensation Committee, which will be authorized to carry out such administration and, failing a committee being so designated, the Havilah Option Plan is to be administered by the directors of Havilah.

Subject to the provisions of the Havilah Option Plan, the Havilah Compensation Committee will have the authority to select those persons to whom Havilah Options will be granted. Eligible participants under the

Havilah Option Plan include the directors, officers and employees (including both full-time and part-time employees) of Havilah or of any designated affiliate of Havilah and any person or corporation engaged to provide ongoing management, advisory or consulting services for Havilah or a designated affiliate of Havilah or any employee of such person or corporation.

Havilah Shares Subject to the Havilah Option Plan

The aggregate number of Havilah Shares reserved for issue and which can be purchased upon the exercise of all Havilah Options granted under the Havilah Option Plan may not exceed 10% of the Havilah Shares outstanding from time to time. The Havilah Option Plan is a “rolling” maximum share option plan, and any increase or reduction in the number of outstanding Havilah Shares will result in an increase or reduction, respectively, in the number of Havilah Shares that are available to be issued under the Havilah Option Plan.

The maximum number of Havilah Shares reserved for issue pursuant to Havilah Options granted to participants who are insiders of Havilah in any 12 month period may not exceed, in the aggregate, 10% of the number of Havilah Shares then outstanding, unless disinterested shareholder approval is received therefor in accordance with the policies of the TSXV. The maximum number of Havilah Shares reserved for issue to any one participant upon the exercise of Havilah Options in any 12 month period shall not exceed 5% of the number of Havilah Shares then outstanding, unless disinterested shareholder approval is received therefor in accordance with the policies of the TSXV. The maximum number of Havilah Shares reserved for issue to any one participant (other than a participant who is an eligible director or eligible employee) upon the exercise of Havilah Options in any 12 month period shall not exceed 2% of the number of Havilah Shares then outstanding.

The maximum number of Havilah Shares reserved for issue to all eligible employees and to all participants (other than participants who are eligible directors) conducting Investor Relations Activities (as such terms are defined in the policies of the TSXV) upon the exercise of Havilah Options in any 12 month period shall not exceed, in the aggregate, 2% of the number of Havilah Shares then outstanding. Havilah Options granted to participants (other than participants who are eligible directors or eligible employees) performing Investor Relations Activities shall vest in stages over a 12 month period, with no more than  1⁄4 of the Havilah Options vesting in any three month period. The directors of Havilah shall, through the establishment of appropriate procedures, monitor the trading in the securities of Havilah by all grantees of options performing Investor Relations Activities.

As the number of Havilah Shares that will be outstanding immediately following the Effective Time cannot be determined as of the date hereof, the number of Havilah Shares available pursuant to the Havilah Option Plan as of the date hereof also cannot be determined.

Exercise Price of Havilah Options

The exercise price of any Havilah Option may not be less than the closing price of the Havilah Shares on the principal stock exchange on which the Havilah Shares are listed on the last trading day immediately preceding the date of grant of the Havilah Option less the maximum discount, if any, permitted by such stock exchange (with no discount permitted for Havilah Options granted to participants subject to U.S. taxation) and, if the Havilah Shares are not then listed on any stock exchange, the exercise price may not be less than the fair market value of the Havilah Shares as may be determined by the directors of Havilah on the day immediately preceding the day of the grant of such Havilah Option. Notwithstanding the foregoing, the exercise price of a Havilah Option awarded to a U.S. participant shall be not less than the closing price of the Havilah Shares on the stock exchange on the last trading day immediately preceding the date of the grant of such Havilah Option.

Expiry Date of Havilah Options

Each Havilah Option, unless sooner terminated pursuant to the provisions of the Havilah Option Plan, will expire on a date to be determined by the Havilah Compensation Committee at the time the Havilah Option is granted, subject to amendment by an employment contract, which date cannot be later than ten years after the date the Havilah Option is granted.

However, if the expiry date falls within a “blackout period” or within ten business days after the expiry of a “blackout period”, then the expiry date of the Havilah Option will be the date which is ten business days after the expiry of the blackout period.

Vesting and Exercise of Havilah Options

Except as otherwise provided in the Havilah Option Plan or in any employment contract, each Havilah Option may be exercised during the term of the Havilah Option only in accordance with the vesting schedule, if any, determined by the Havilah Compensation Committee at the time of the grant of the Havilah Option, which vesting schedule may include performance vesting or acceleration of vesting in certain circumstances and which may be amended or changed by the Havilah Compensation Committee from time to time with respect to a particular Havilah Option, subject to applicable regulatory requirements. If the Havilah Compensation Committee does not determine a vesting schedule at the time of the grant of any particular Havilah Option, such Havilah Option will be exercisable in whole at any time, or in part from time to time, during the term of the Havilah Option.

Effect of Termination

No Havilah Option granted under the Havilah Option Plan may be exercised unless the optionee at the time of exercise thereof is:

(a)

in the case of an eligible employee, an officer of Havilah or a designated affiliate of Havilah or in the employment of Havilah or a designated affiliate of Havilah and has been continuously an officer or so employed since the date of the grant of such Havilah Option;

(b)

in the case of an eligible director who is not also an eligible employee, a director of Havilah or a designated affiliate of Havilah and has been such a director continuously since the date of the grant of such Havilah Option; and

(c)

in the case of any other eligible participant, engaged, directly or indirectly, in providing ongoing management, advisory, consulting, technical or other services for Havilah or a designated affiliate of Havilah and has been so engaged since the date of the grant of such Havilah Option;

provided, however, that if a participant: (i) ceases to be a director of Havilah and of the designated affiliates of Havilah (and is not or does not continue to be an employee thereof) for any reason (other than death); or (ii) ceases to be employed by, or provide services to, Havilah or the designated affiliates of Havilah (and is not or does not continue to be a director or officer thereof), or any corporation engaged to provide services to Havilah or the designated affiliates of Havilah, for any reason (other than death) or receives notice from Havilah or any designated affiliate of Havilah of the termination of his or her employment contract, except as otherwise provided in any employment contract, such participant will have 90 days from the date of such termination to exercise his or her Havilah Options to the extent that such participant was entitled to exercise such Havilah Options at the date of such termination. Notwithstanding the foregoing or any employment contract, in no event shall such right extend beyond the period during which the Havilah Option was exercisable under the terms of its grant or one year from the date of such termination.

If a participant, or in the case of an other participant which is not an individual, the primary individual providing services to Havilah or designated affiliates of Havilah on behalf of the other participant dies, any outstanding Havilah Option held by such participant or other participant at the date of such death will become immediately exercisable and will be exercisable in whole or in part only by the person or persons to whom the rights of the optionee under the Havilah Option will pass for a period of 12 months after the date of death of the optionee or prior to the expiration of the option period in respect of the Havilah Option, whichever is earlier, and only to the extent that such optionee was entitled to exercise the Havilah Option at the date of the death of such optionee in accordance with the terms of the Havilah Option Plan.

Consolidation, Merger, etc.

If there is a consolidation, merger or statutory amalgamation or arrangement of Havilah with or into another corporation, a separation of the business of Havilah into two or more entities or a sale, lease exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of Havilah to another entity, upon the exercise of a Havilah Option under the Havilah Option Plan the holder thereof is entitled to receive the securities, property or cash which the holder would have received upon such consolidation, merger, amalgamation, arrangement, separation or transfer if the holder had exercised the Havilah Option immediately prior to the effective time of such event, unless the Havilah Compensation Committee otherwise determines the basis upon which such Havilah Option shall be exercisable.

Securities Exchange Take-Over Bid

If a take-over bid (within the meaning of the Securities Act (Ontario)) is made as a result of which all of the outstanding Havilah Shares are acquired by the offeror through compulsory acquisition provisions of the incorporating statute of Havilah or otherwise, and where consideration is paid in whole or in part in equity securities of the offeror, the Havilah Compensation Committee may send notice to all optionees requiring them to surrender their Havilah Options within ten days of the mailing of such notice, and the optionees shall be deemed to have surrendered such Havilah Options (with such surrender conditioned on the successful completion of the take-over bid) on the tenth day after the mailing of such notice without further formality (with such surrender conditioned on the successful completion of the take-over bid), provided that, among other things, the Havilah Compensation Committee delivers with such notice an irrevocable and unconditional offer by the offeror to grant replacement options to the optionees on the equity securities offered as consideration.

Acceleration on Take-Over Bid, Consolidation or Merger

In the event that: (a) Havilah seeks or intends to seek approval from the shareholders of Havilah for a transaction which, if completed, would constitute an Acceleration Event (as hereinafter defined); or (b) a person makes a bona fide offer or proposal to Havilah or the shareholders of Havilah which, if accepted or completed, would constitute an Acceleration Event, then Havilah is required to send notice to all optionees of such transaction, offer or proposal as soon as practicable. Provided that the Havilah Compensation Committee has determined that no adjustment will be made under the provisions of the Havilah Option Plan described above under the heading “Incentive Stock Option – Consolidation, Merger, etc.” of this Appendix “I”, (i) the Havilah Compensation Committee may by resolution, and notwithstanding any vesting schedule applicable to any Havilah Option, permit all Havilah Options outstanding which have restrictions on their exercise to become immediately exercisable during the period specified in the notice (but in no event later than the applicable expiry date of a Havilah Option), so that the optionee may participate in such transaction, offer or proposal, and (ii) the Havilah Compensation Committee may accelerate the expiry date of such Havilah Options and the time for the fulfillment of any conditions or restrictions on such exercise. An “Acceleration Event” means an acquisition by any offeror of beneficial ownership of more than 50% of the votes attached to the outstanding voting securities of Havilah, any consolidation merger or statutory amalgamation or arrangement of Havilah with or into another corporation and pursuant to which Havilah will not be the surviving entity (other than a transaction under which the shareholders of Havilah immediately prior to completion of the transaction will have the same proportionate ownership of the surviving corporation), a separation of the business of Havilah into two or more entities, a sale, lease exchange or other transfer of all or substantially all of the assets of Havilah to another entity or the approval by shareholders of Havilah of any plan of liquidation or dissolution of Havilah.

Amendments, Modifications and Changes

The Havilah Compensation Committee has the right under the Havilah Option Plan to make certain amendments to the Havilah Option Plan, including, but not limited to, amendments of a “housekeeping” nature, to comply with applicable law or regulation, to the vesting provisions of the Havilah Option Plan, to the terms of any

Havilah Option previously granted (with the consent of the optionee), and with respect to the effect of the termination of an optionee’s position, employment or services under the Havilah Option Plan, to the categories of persons who are participants in respect of the administration or implementation of the Havilah Option Plan.

The Havilah Compensation Committee has the right, under the Havilah Option Plan, with the approval of the Havilah shareholders, to make certain amendments to the Havilah Option Plan, including, but not limited to, any change to the number of Havilah Shares issuable from treasury under the Havilah Option Plan, any amendment which would change the number of days of an extension of the expiration date of Havilah Options expiring during or immediately following a blackout period, any amendment which reduces the exercise price of any Havilah Option, any amendment which extends the expiry date of an Havilah Option other than as permitted under the Havilah Option Plan, any amendment which cancels any Havilah Option and replaces such Havilah Option with an Havilah Option which has a lower exercise price, any amendment which would permit Havilah Options to be transferred or assigned by any participant other than as currently permitted under the Havilah Option Plan, and any amendments to the amendment provisions of the Havilah Option Plan.

U.S. Federal Income Tax Consequences

The following is a brief summary of certain United States federal income tax consequences generally arising with respect to awards under the Havilah Option Plan. This discussion does not address all aspects of the United States federal income tax consequences of participating in the Havilah Option Plan that may be relevant to participants in light of their personal investment or tax circumstances and does not discuss any state, local or non-United States tax consequences of participating in the Havilah Option Plan. Each participant is advised to consult his or her personal tax advisor concerning the application of the United States federal income tax laws to such participant’s particular situation, as well as the applicability and effect of any state, local or non-United States tax laws before taking any actions with respect to any awards.

Grant of Stock Options

The grant of stock options is not expected to result in any taxable income for the recipient and the Corporation will not be entitled to an income tax deduction in connection with a grant of stock options under the Havilah Option Plan. All stock options awarded under the Havilah Option Plan are intended to be non-qualified stock options for U.S. federal income tax purposes.

Exercise of Stock Options

Upon exercising a non-qualified stock option, the optionee must recognize ordinary income equal to the excess of the fair market value of the shares acquired on the date of exercise over the exercise price, and the Corporation generally will be entitled, at that time, to an income tax deduction for the same amount. The optionee will recognize ordinary income upon exercise in an amount equal to the difference between the fair market value of the shares and the exercise price on the date of exercise. Any gain or loss recognized upon any later disposition of the shares generally will be a capital gain or loss.

Section 409A of the U.S. Tax Code

Options granted under the Havilah Option Plan are intended to satisfy the requirements of Section 409A of the U.S. Tax Code, in order to avoid any adverse tax results thereunder, and the administrator will administer and interpret the Havilah Option Plan and all option agreements in a manner consistent with that intent.

New Plan Benefits

Neither the awards to be granted in the future to eligible participants under the Havilah Option Plan, including current and future employees, officers and directors, nor the awards that would have been granted to such eligible participants had the Havilah Option Plan been in effect during the last completed fiscal year, can be determined at this time.

AUDIT COMMITTEE

Membership

As of the date hereof, the Havilah Board has not yet established an audit committee. Prior to the Effective Date, the Havilah Board will appoint an audit committee (the “Havilah Audit Committee”) whose composition will comply with the requirements of the BCBCA, applicable Canadian securities laws and the TSXV. Notwithstanding that the Havilah Board has not determined the membership of the Havilah Audit Committee, the Havilah Audit Committee will consist of at least a majority of directors who are “independent” from Havilah and all of whom will be “financially literate” for the purpose of NI 52-110.

Audit Committee Charter

The responsibilities and duties of the members of the Havilah Audit Committee are set out in the Havilah Audit Committee’s charter, the text of which is set forth in Schedule “G” to this Appendix “I”.

Reliance on Certain Exemptions

At no time since the commencement of Havilah’s most recently completed financial year has Havilah relied on the exemption set out in section 2.4 (De Minimis Non-audit Services), section 3.2 (Initial Public Offerings), subsection 3.3(2) (Controlled Companies), section 3.4 (Events Outside Control of Member), section 3.5 (Death, Disability or Resignation of Audit Committee Member), section 3.6 (Temporary Exemption for Limited and Exceptional Circumstances) or section 3.8 (Acquisition of Financial Literacy) of NI 52-110 or any exemption from NI 52-110, in whole or in part, granted under Part 8 (Exemptions) of NI 52-110.

Audit Committee Oversight

At no time since the commencement of the most recently completed financial year of Havilah was a recommendation of the Havilah Audit Committee to nominate or compensate an external auditor not adopted by the directors of Havilah.

Pre-Approval Policies and Procedures

The Havilah Audit Committee has not adopted specific policies or procedures for the engagement of Havilah’s auditor to perform non-audit services.

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

There exists no indebtedness of the directors or executive officers of Havilah, or any of their associates, to Havilah, nor is any indebtedness of any of such persons to another entity the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by Havilah.

SPONSORSHIP

Havilah has applied to the TSXV for an exemption from the sponsorship requirement in connection with its application to list the Havilah Shares on the TSXV. While Havilah believes it qualifies for an exemption, there can be no assurance that the exemption will be granted by the TSXV.

RISK FACTORS

An investment in Havilah should be considered highly speculative due to the nature of its activities and the present stage of its development. Havilah was incorporated for the sole purpose of participating in the Arrangement and has not carried on any business other than in connection with the Arrangement and related matters.

Following completion of the Arrangement, Havilah will carry on the business currently carried on by Klondex with respect to the True North mine and other mineral properties. Investors should carefully consider the following risk factors and the risk factors contained in the Circular.

An investment in the securities of Havilah is subject to various risks and uncertainties, including those set out below, under the heading “Cautionary Note Regarding Forward-Looking Information” of this Appendix “I” and elsewhere in this Appendix “I”. Such risks and uncertainties should be carefully considered by an investor before making any investment decision. Additional risks and uncertainties not presently known to Havilah or that Havilah currently deems immaterial may also impair Havilah’s business operations. If any of the possibilities described in such risks actually occurs, Havilah’s business, financial condition and operating results could be materially adversely harmed.

Risks Relating to Havilah’s Business

Care and Maintenance of Material Property

On January 9, 2018, Klondex announced the immediate reduction of underground mining operations and employee and third party contract workforce at True North. Underground mining has been suspended and True North has been placed on care and maintenance. In the near term, in order to maximize cash flow and offset expected care and maintenance costs, Klondex has been, and Havilah expects to continue to, process tailings through the mill. Additionally, the Ogama-Rockland property owned by Havilah through Bison is approximately 30 kilometers or approximately 19 miles from True North, and Havilah is in the process of assessing the potential of processing minerals from both the True North mine and the Ogama-Rockland property through the True North mill.

The costs related to the ongoing reduction of underground mining operations and workforce at True North and the placement of the True North mine into care and maintenance including severance costs and associated potential indemnities could adversely affect Havilah’s operating results and financial condition and there can be no assurance that Havilah’s plans to offset expected care and maintenance costs will be successful.

There can be no assurance that processing minerals from both the True North mine and the Ogama-Rockland property through the True North mill will be feasible or that Havilah will attain any benefit. There can be no assurance that resuming commercial production at the True North mine will be economically feasible and as a result, there can be no assurance that commercial production at the True North mine will resume.

Nature of Mineral Exploration and Mining

Development of any of Havilah’s exploration and development-stage mineral projects will only follow upon, among other things, obtaining satisfactory exploration results and the completion of feasibility or other economic studies. The exploration and development of mineral deposits involve significant financial risks over a significant period of time which even a combination of careful evaluation, experience and knowledge may not eliminate. Few properties that are explored are ultimately developed into producing mines. Major expenses may be required to establish reserves by drilling and to construct additional mining and processing facilities at True North or other Havilah sites. It is impossible to ensure that the current or proposed exploration programs on exploration properties in which Havilah has an interest will result in a profitable commercial mining operation.

The economics of exploring and developing mineral properties are affected by many factors including capital and operating costs, variations of the grades and tonnages of ore mined, fluctuating mineral market prices, costs of mining and processing equipment and such other factors as government regulations, allowable production, importing and exporting of minerals and environmental protection. Whether resuming production at True North or developing a producing mine elsewhere on Havilah’s properties is economically feasible will depend upon numerous factors, most of which are beyond the control of Havilah, including: the availability and cost of required development capital, movement in the price of commodities, securing and maintaining title to mining tenements as well as obtaining all necessary consents, permits and approvals for the development of the mine. Should production resume at True North or should a producing mine be developed at any of Havilah’s exploration or development-stage mineral properties, other factors will ultimately impact whether mineral extraction and processing can be conducted economically, including actual mineralization, consistency and reliability of ore grades and future commodity prices, as well as the effective design, construction and operation of processing facilities. Havilah’s operating expenses and capital expenditures may increase in subsequent years as consultants, personnel and equipment associated with advancing exploration, development and commercial production of its properties are added. The effect of these factors cannot be accurately predicted, but the combination of these factors may result in Havilah not receiving an adequate return on invested capital.

Mining operations are inherently dangerous and generally involve a high degree of risk. Havilah’s operations are subject to all the hazards and risks normally encountered in the exploration, development and production of gold, including, without limitation, unusual and unexpected geologic formations, seismic activity, rock bursts, cave-ins, flooding, pit wall failure, mining voids, and other conditions involved in the drilling and removal of material, any of which could result in damage to, or destruction of, mines and other producing facilities, personal injury or loss of life, damage to property and environmental damage, all of which may result in possible legal liability. Although Havilah expects that adequate precautions to minimize risk will be taken, mining operations are subject to hazards such as fire, rock falls, geomechanical issues, equipment failure, failure of retaining dams around tailings disposal areas, instability of historical tailings and mill infrastructure failures, which may result in environmental pollution and consequent liability. The occurrence of any of these events could result in a prolonged interruption of Havilah’s operations that would have a material adverse effect on its business, financial condition, results of operations and prospects.

Estimates of Mineral Resources

Mineral resources are estimates only, and no assurance can be given that the anticipated tonnages and grades will be achieved, that the indicated level of recovery will be realized. Mineral resource estimates may be materially affected by environmental, permitting, legal, title, taxation, socio-political, marketing and other relevant issues. There are numerous uncertainties inherent in estimating mineral resources, including many factors beyond Havilah’s control. Such estimation is a subjective process, and the accuracy of any mineral resource estimate is a function of the quantity and quality of available data, the nature of the ore body and of the assumptions made and judgments used in engineering and geological interpretation. These estimates may require adjustments or downward revisions based upon further exploration or development work or actual production experience.

Fluctuations in gold prices, results of drilling, metallurgical testing and production, the evaluation of mine plans after the date of any estimate, permitting requirements or unforeseen technical or operational difficulties, may require revision of mineral resource estimates. Should reductions in mineral resources occur, Havilah may be required to take a material write-down of its investment in mining properties, reduce the carrying value of one or more of its assets or delay or discontinue production or the development of new projects, resulting in increased net losses and reduced cash flow. Mineral resources should not be interpreted as assurances of mine life or of the profitability of current or future operations. There is a degree of uncertainty attributable to the calculation and estimation of mineral resources and corresponding grades being mined. Any material reductions in estimates of mineral resources could have a material adverse effect on Havilah’s results of operations and financial condition.

Mineral Resources do not have Demonstrated Economic Viability

Based on the Technical Report, Havilah does not currently have a mineral reserve estimate. Mineral resources are not mineral reserves and have a greater degree of uncertainty as to their existence and feasibility. There is no assurance that mineral resources will be upgraded to proven or probable mineral reserves.

Mineral resources that are not mineral reserves do not have demonstrated economic viability. There is no assurance that the mineral resources set out in this Appendix “I” will ever be classified as proven or probable mineral reserves as a result of continued exploration. In addition, mineral resources that are classified as inferred mineral resources are considered too speculative geologically to have economic considerations applied to them to enable them to be categorized as reserves. Due to the uncertainty which may attach to inferred mineral resources, there is no assurance that the estimated tonnage and grades as stated will be achieved or that they will be upgraded to measured and indicated mineral resources or proven and probable mineral reserves as a result of continued exploration.

Fluctuating Commodity Prices

If Havilah resumes production at True North or enters into production at any other site, its profitability will be dependent upon the market price of gold and any other metals contained in minerals discovered. Historically, gold prices have fluctuated widely and are affected by numerous external factors beyond Havilah’s control, including industrial and retail demand, central bank lending, sales and purchases of gold, forward sales of gold by producers and speculators, production and cost levels in major producing regions, short-term changes in supply and demand because of speculative hedging activities, confidence in the global monetary system, expectations of the future rate of inflation, the strength of the United States dollar (the currency in which the price of gold is generally quoted), interest rates, terrorism and war, and other global or regional political or economic events. Resource prices have fluctuated widely and are sometimes subject to rapid short-term changes because of speculative activities. The exact effect of these factors cannot be accurately predicted, but any one of, or any combination of, these factors may result in Havilah not receiving an adequate return on invested capital and a loss of all or part of an investment in securities of Havilah may result.

Financing Risks

Upon completion of the Arrangement, Havilah will have limited financial resources and will have further capital requirements and exploration expenditures as it proceeds to expand exploration activities at its mineral properties, develop any such properties, or take advantage of opportunities for acquisitions, joint ventures or other business opportunities that may be presented to it. See “Financings, Available Funds and Principal Uses” of this Appendix “I”. The continued exploration and future development of Havilah’s exploration and development-stage properties will therefore depend on Havilah’s ability to obtain additional required financing. In particular, any potential development of its projects will require substantial capital commitments, which Havilah cannot currently quantify and does not currently have in place. Havilah can provide no assurance that it will be able to obtain financing on favourable terms or at all. Havilah may incur substantial costs in pursuing future capital requirements, including investment banking fees, legal fees, accounting fees, securities law compliance fees, printing and distribution expenses and other costs. The ability to obtain needed financing may be impaired by such factors as the capital markets (both generally and in the gold industry in particular), the price of gold on the commodities markets (which will impact the amount of asset-based financing available) and/or the loss of key management personnel. If Havilah is unable to obtain additional financing as needed, it may be required to reduce the scope of its operations or anticipated expansion, forfeit its interest in some or all of its properties, incur financial penalties or reduce or terminate its operations.

Fluctuations in the Value of the United States Dollar and Canadian Dollar

A significant portion of Havilah’s current and proposed expenditures are made in United States dollars. Since Havilah’s financial results are reported in Canadian dollars, its financial position and results will be impacted by exchange fluctuations between the Canadian dollar and the U.S. dollar. The effects of the foreign exchange rate on operating costs and on future cash flows may be significant. Havilah does not currently have any hedging contracts in connection with its use of U.S. dollars and does not anticipate entering into any hedging contracts following the completion of the Arrangement. The depreciation of the Canadian dollar against the U.S. dollar would increase the costs associated with the exploration and development of Havilah’s properties and potentially increase future operating costs, taxes and royalties paid. These increased costs could materially adversely affect Havilah’s results of operation and financial condition.

Dependence on Key Personnel

Havilah is dependent on a relatively small number of key employees, the loss of any of whom could have a materially adverse effect on its operations. Havilah does not have in place formal programs for succession and training of management. Havilah does not have key person insurance on such individuals, which insurance would provide Havilah with insurance proceeds in the event of their death. Without key person insurance, Havilah may not have the financial resources to develop or maintain its business until it replaces the individual. The loss of one or more of these key employees, if not replaced, could materially adversely affect Havilah’s business, results of operations and financial condition.

Dependence on Third Parties

Havilah relies significantly on strategic relationships with other entities and also on good relationships with regulatory and governmental departments. Havilah also relies upon third-parties to provide essential contracting services. There can be no assurance that Havilah’s existing relationships will continue to be maintained or that new ones will be successfully formed and Havilah could be adversely affected by changes to such relationships or difficulties in forming new ones. Any circumstance, which causes the early termination or non-renewal of one or more of these key business alliances or contracts, could adversely impact Havilah, its business, operating results and prospects.

No Assurance of Title

The acquisition of title to mineral projects is a very detailed and time consuming process. Although Havilah has taken precautions to ensure that legal title to its property interests is properly recorded in the name of Havilah where possible, there can be no assurance that such title will ultimately be secured. Furthermore, there is no assurance that the interests of Havilah in any of its properties may not be challenged or impugned. Title insurance is generally not available for mineral properties and Havilah has a limited ability to ensure that it has obtained secure claim to individual mineral claims. While Havilah intends to take all reasonable steps to maintain title to its mineral properties, there can be no assurance that Havilah will be successful in extending or renewing mineral rights on or prior to expiration of their term or that the title to any such properties will not be affected by an unknown title defect.

Aboriginal Claims and Consultation Issues

Aboriginal interests and rights as well as related consultation issues may impact Havilah’s ability to pursue exploration, development and mining at its properties. Havilah intends to enter into agreements with First Nations and other Aboriginal communities in order to manage its relationship with those groups but there is no assurance that claims or other assertions of rights by Aboriginal communities or consultation issues will not arise on or with respect to Havilah’s properties or activities. These could result in significant costs and delays or materially restrict Havilah’s activities.

Havilah’s Activities are Subject to Extensive Governmental Regulation

Exploration, development and mining of minerals are subject to extensive federal, provincial, state and local laws and regulations governing acquisition of the mining interests, prospecting, development, mining, production, exports, taxes, labour standards, occupational health, waste disposal, toxic substances, water use, land use, land claims that may be brought by First Nations and other Aboriginal groups, environmental protection and remediation, endangered and protected species, mine safety and other matters. No assurance can be given that new rules and regulations will not be enacted or that existing rules and regulations will not be applied or amended in a manner that could have a material adverse effect on the business, financial condition and results of operations of Havilah.

The costs and delays associated with obtaining necessary licences and permits and complying with these licences and permits and applicable laws and regulations could stop or materially delay or restrict Havilah from proceeding with the development of an exploration project. Any failure to comply with applicable laws and regulations or licences and permits, even if inadvertent, could result in interruption or closure of exploration, development or mining operations or material fines, penalties or other liabilities. Havilah may be required to compensate those suffering loss or damage by reason of its mining operations and may have civil or criminal fines or penalties imposed for violations of such laws, regulations and permits.

Infrastructure

Mining, processing, development and exploration activities depend, to one degree or another, on adequate infrastructure. Reliable roads, railways, power sources and water supply are important determinants affecting capital and operating costs. Unusual or infrequent weather phenomena, sabotage, government or other interference in the maintenance or provision of such infrastructure could adversely affect Havilah’s operations, financial condition and results of operations.

Tax Matters

Havilah’s taxes are affected by a number of factors, some of which are outside of its control, including the application and interpretation of the relevant tax laws and treaties. If Havilah’s filing position, application of tax incentives or similar ‘holidays’ or benefits were to be challenged for whatever reason, this could have a material adverse effect on Havilah’s business, results of operations and financial condition.

Havilah is subject to routine tax audits by various tax authorities. Tax audits may result in additional tax, interest payments and penalties which would negatively affect Havilah’s financial condition and operating results. New laws and regulations or changes in tax rules and regulations or the interpretation of tax laws by the courts or the tax authorities may also have a substantial negative impact on Havilah’s business. There is no assurance that Havilah’s current financial condition will not be materially adversely affected in the future due to such changes.

Information Technology

Havilah is reliant on the continuous and uninterrupted operations of its information technology (“IT”) systems. User access and security of all IT systems are critical elements to the operations of Havilah. Protection against cyber security incidents and cloud security, and security of all of Havilah’s IT systems are critical to the operations of Havilah. Any IT failure pertaining to availability, access or system security could result in disruption for personnel and could adversely affect the reputation, operations or financial performance of Havilah.

Havilah’s IT systems could be compromised by unauthorized parties attempting to extract business sensitive, confidential or personal information, corrupting information or disrupting business processes or by inadvertent or intentional actions by Havilah’s employees or vendors. A cyber security incident resulting in a security breach or failure to identify a security threat, could disrupt business and could result in the loss of business sensitive, confidential or personal information or other assets, as well as litigation, regulatory enforcement, violation of privacy and security laws and regulations and remediation costs.

Labour Difficulties

Factors such as work slowdowns or stoppages caused by the attempted unionization of operations and difficulties in recruiting qualified miners and hiring and training new miners could materially adversely affect Havilah’s business. This would have a negative effect on Havilah’s business and results of operations; which might result in Havilah not meeting its business objectives.

Permits and Licenses

Havilah is required to maintain in good standing a number of permits and licenses from various levels of governmental authorities in connection with the development and operations at its mineral properties.

Although Havilah has all required permits for its current operations, there is no assurance that delays will not occur in the renewal of certain permits and there is no assurance Havilah will be able to obtain additional permits for any possible future changes to operations or additional permits associated with new legislation. There is also no assurance that Havilah can obtain or that there will not be delays in obtaining the environmental approval or permits necessary to develop any future projects.

To the extent such approvals or consents are required and are delayed or not obtained, Havilah may be curtailed or prohibited from continuing its operations or proceeding with any further development. Failure to comply with applicable laws, regulations and permitting requirements may result in enforcement actions thereunder, including orders issued by regulatory or judicial authorities causing operations to cease or be curtailed, and may include corrective measures requiring capital expenditures, installation of additional equipment or remedial actions. Parties engaged in mining operations or in the exploration, development or exploitation of mineral properties may be required to compensate those suffering loss or damage by reason of the mining activities and may have civil or criminal fines or penalties imposed for violations of applicable laws or regulations.

Amendments to current laws, regulations and permits governing operations and activities of mining and exploration companies or more stringent implementation thereof could have a material adverse impact on Havilah and cause increases in exploration expenses, capital and operating expenditures or require abandonment or delays in development or exploitation of mining properties.

Environmental Regulations and Potential Liabilities

The operations of Havilah are subject to environmental regulations promulgated by government agencies from time to time. Environmental legislation provides for restrictions and prohibitions on spills, releases or emissions of various substances produced in association with certain mining industry operations, such as seepage from tailings disposal areas, which would result in environmental pollution. In addition, certain types of operations require the submission and approval of environmental impact assessments. Environmental hazards may exist on the properties on which Havilah holds interests which are unknown to Havilah at present and which have been caused by previous or existing owners or operators of the properties. Failure to comply with applicable laws, regulations and permitting requirements may result in enforcement actions thereunder, including orders issued by regulatory or judicial authorities causing operations to cease or be curtailed, and may include corrective measures requiring capital expenditures, installation of additional equipment, or remedial actions. Parties engaged in exploration or mining operations may be required to compensate those suffering loss or damage by reason of the exploration or mining activities and may have civil or criminal fines or penalties imposed for violations of applicable laws or regulations and, in particular, environmental laws.

Environmental legislation is evolving in a manner that will require stricter standards and enforcement, increased fines and penalties for non-compliance, more stringent environmental assessments of proposed projects and a heightened degree of responsibility for companies and their officers, directors and employees. Amendments to current laws, regulations and permits governing operations and activities of mining companies, or more stringent implementation thereof, could have a material adverse impact on Havilah and cause increases in exploration expenses, capital expenditures or production costs, reduction in levels of production at producing properties, or abandonment or delays in development of new mining properties. The potential financial exposure may be significant.

Havilah’s operation is subject to environmental regulation primarily by the Ministry of Sustainable Development (Manitoba) and the Ministry of the Environment (Ontario). The Department of Fisheries & Oceans (Canada) and the Department of the Environment (Canada) have an enforcement role in the event of environmental incidents.

Competition

There is significant competition in the precious metals mining industry for mineral rich properties that can be developed and produced economically, the technical expertise to find, develop, and operate such properties, the labour to operate the properties and the capital for the purpose of funding such properties. Many competitors not only explore for and mine precious metals, but conduct refining and marketing operations on a global basis. As a result of this competition, some of which is with large established mining companies with substantial capabilities and greater financial and technical resources than Havilah, Havilah may be unable to acquire desired properties, to recruit or retain qualified employees or to acquire the capital necessary to fund its operations and develop its projects. Existing or future competition in the mining industry could materially adversely affect Havilah’s prospects for mineral exploration and success in the future. Increased competition can result in increased costs and lower prices for metal and minerals produced and reduced profitability. Consequently, the revenues of Havilah, its operations and financial condition could be materially adversely affected.

From time to time several companies may participate in the acquisition, exploration and development of natural resource properties thereby allowing for their participation in larger programs, permitting involvement in a greater number of programs and reducing financial exposure in respect of any one program. It may also occur that a particular company will assign all or a portion of its interest in a particular program to another of these companies due to the financial position of the company making the assignment. In determining whether or not Havilah will participate in a particular program and the interest therein to be acquired by it, the directors will primarily consider the degree of risk to which Havilah may be exposed and its financial position at that time.

Conflicts of Interest

The directors and officers of Havilah may serve as directors or officers of other public resource companies or have significant shareholdings in other public resource companies. Situations may arise in connection with potential acquisitions and investments where the other interests of these directors and officers may conflict with the interests of Havilah. In the event that such a conflict of interest arises at a meeting of the directors of Havilah, a director is required by the BCBCA to disclose the conflict of interest and to abstain from voting on the matter.

Risks Relating to the Havilah Shares Generally

No Guarantee of Positive Return on Investment

There is no guarantee that an investment in the securities of Havilah will earn any positive return in the short term or long term. The mineral exploration and development business is subject to numerous inherent risks and uncertainties, and any investment in the securities of Havilah should be considered a speculative investment. Past successful performance provides no assurance of any future success. The purchase of securities of Havilah involves a high degree of risk and should be undertaken only by investors whose financial resources are sufficient to enable them to assume such risks. An investment in the securities of Havilah is appropriate only for investors who have the capacity to absorb a loss of some or all of their investment.

Dilution and Future Sales of Havilah Shares

Upon completion of the Arrangement, Havilah will have limited financial resources and will have further capital requirements and exploration expenditures as it proceeds to expand exploration activities at its mineral projects, develop any such projects or take advantage of opportunities for acquisitions, joint ventures or other business opportunities that may be presented to it. Havilah may sell additional Havilah Shares or other securities in the future to finance its operations or may issue additional Havilah Shares or other securities as consideration for future acquisitions. Havilah cannot predict the size or nature of future sales or issuances of securities or the effect, if any, that such future sales and issuances will have on the market price of the Havilah Shares. Sales or issuances of substantial numbers of Havilah Shares, or the perception that such sales or issuances could occur, may adversely affect prevailing market prices of the Havilah Shares. Havilah’s articles permit, among other things, the issuance of an unlimited number of Havilah Shares for such consideration and on such terms and conditions as are established by the directors of Havilah, in many cases, without the approval of shareholders.

No History of Earnings or Dividends

Havilah had no history of earnings and as such Havilah has not paid dividends on the Havilah Shares since incorporation and does not anticipate doing so in the foreseeable future. Payment of any future dividends will be at the discretion of the Havilah Board after taking into account many factors, including operating results, financial condition and anticipated cash needs. See “Dividends and Distributions” of this Appendix “I”.

LEGAL PROCEEDINGS AND REGULATORY ACTIONS

There are no legal proceedings material to Havilah to which Havilah or its subsidiaries or its directors or officers are parties to or to which any of the Havilah’s properties is subject, and no such proceedings are known by Havilah to be contemplated.

There were no penalties or sanctions imposed against Havilah by a court relating to securities legislation or by a securities regulatory authority during the last financial year, penalties or sanctions imposed against Havilah by a court or regulatory body that would likely be considered important to a reasonable investor in making an investment decision or settlement agreements entered into by Havilah with a court relating to securities legislation or with a securities regulatory authority during the last financial year.

INTEREST OF MANAGEMENT AND OTHERS IN MATERIAL TRANSACTIONS

Except as disclosed in the Circular or this Appendix “I”, no director, executive officer or insider of Havilah, or any associate or affiliate of any of them, has or has had any material interest, direct or indirect, in any transaction since the formation of Havilah that has materially affected or is reasonably expected to materially affect Havilah.

AUDITORS, REGISTRAR AND TRANSFER AGENT

The registrar and transfer agent for the Havilah Shares is Computershare Investor Services Inc., 100 University Avenue, 8th Floor, South Tower, Toronto, Ontario, M5J 2Y1.

The auditors of Havilah are PricewaterhouseCoopers LLP. PwC is independent of Havilah within the meaning of the Code of Professional Conduct of the Chartered Professional Accountants of British Columbia. PwC has audited the carve-out consolidated annual financial statements of Havilah for the year ended December 31, 2017 and the period ended December 31, 2016 set out in Schedule “A”.

MATERIAL CONTRACTS

Havilah is not party to any contract entered into since the beginning of the last financial year of Havilah, or before the last financial year but are still in effect, that Havilah considers material.

INTEREST OF EXPERTS

As Havilah is not yet a reporting issuer, there is no person or company whose profession or business gives authority to a statement made by such person or company and who is named as having prepared or certified a statement, report or valuation described or included in a filing, or referred to in a filing, made under NI 51-102 by Havilah.

SCHEDULE “A”

CARVE OUT CONSOLIDATED ANNUAL FINANCIAL STATEMENTS OF HAVILAH

FOR THE YEARS ENDED DECEMBER 31, 2017 AND THE PERIOD ENDED DECEMBER 31, 2016

(AUDITED)

I-A-1

Canadian Spinco of Klondex Mines Ltd.

Carve-Out Financial Statements

For the year ended December 31, 2017 and the period January 22 - December 31, 2016

(expressed in thousands of Canadian dollars)

(Prepared in accordance with International Financial Reporting Standards)

I-A-2

Canadian Spinco of Klondex

Carve-Out Financial Statements

Page
Independent Auditor’s Report	I-A-4

Financial Statements:

Carve-Out Balance Sheets	I-A-5

Carve-Out Statements of (Loss) and Comprehensive (Loss)	I-A-6

Carve-Out Statements of Cash Flows	I-A-7

Carve-Out Statements of Equity	I-A-8

Notes to Carve-Out Financial Statements	I-A-9

I-A-3

May 4, 2018

Independent Auditor’s Report

To the Shareholders and Board of Directors of Klondex Mines Ltd.

We have audited the accompanying carve-out financial statements of the Canadian Spinco of Klondex, which comprise the carve-out balance sheets as at December 31, 2017 and 2016 and the carve-out statements of (loss), comprehensive (loss), cash flows and equity for the periods then ended, and the related notes, which comprise a summary of significant accounting policies and other explanatory information.

Management’s responsibility for the carve-out financial statements

Management is responsible for the preparation and fair presentation of these carve-out financial statements in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board, and for such internal control as management determines is necessary to enable the preparation of carve-out financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s responsibility

Our responsibility is to express an opinion on these carve-out financial statements based on our audits. We conducted our audits in accordance with Canadian generally accepted auditing standards. Those standards require that we comply with ethical requirements and plan and perform the audit to obtain reasonable assurance about whether the carve-out financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the carve-out financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the carve-out financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the carve-out financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of accounting estimates made by management, as well as evaluating the overall presentation of the carve-out financial statements.

We believe that the audit evidence we have obtained in our audits is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the carve-out financial statements present fairly, in all material respects, the financial position of the Canadian Spinco of Klondex as at December 31, 2017 and 2016 and its financial performance and its cash flows for the periods then ended in accordance with International Financial Reporting Standards.

/s/ PricewaterhouseCoopers LLP

Chartered Professional Accountants

Vancouver, Canada

I-A-4

CANADIAN SPINCO OF KLONDEX

CARVE-OUT BALANCE SHEETS

(CDN dollars in thousands)

	Note	December 31, 2017	December 31, 2016
Assets
Current assets
Cash and cash equivalents		$5,683	$8,161
Inventories	6	12,112	5,364
Prepaid expenses and other	7	2,223	1,282

Total current assets		20,018	14,807
Mineral properties, plant and equipment, net	8	54,394	61,237

Total assets		$74,412	$76,044

Liabilities
Current liabilities
Accounts payable		$9,859	$4,913
Accrued compensation and benefits		821	891

Total current liabilities		10,680	5,804
Reclamation obligations	10	2,306	2,237

Total liabilities		12,986	8,041
Carve-out Equity
Parent company investment	11	129,346	84,730
Accumulated deficit		(67,920)	(16,727)

Total equity		61,426	68,003

Total liabilities and equity		$74,412	$76,044

See Note 15. Commitments and contingencies and Note 16. Subsequent events.

Approved on behalf of the Board of Directors of Klondex:

“Paul Huet”	“Jamie Haggarty”
Paul Huet	Jamie Haggarty
Chief Executive Officer	Director
Klondex Mines Ltd.	Klondex Mines Ltd.

The accompanying notes are an integral part of these carve-out financial statements.

I-A-5

CANADIAN SPINCO OF KLONDEX

CARVE-OUT STATEMENTS OF (LOSS) AND COMPREHENSIVE (LOSS)

(CDN dollars in thousands)

	Note	Year ended December 31, 2017	For the period January 22 - December 31, 2016
Revenues		$42,174	$12,437
Cost of sales
Production costs		41,427	14,112
Depreciation and depletion		5,449	3,054
Write-down of production inventories	6	8,306	3,048

		(13,008)	(7,777)
Other operating expenses
General and administrative		5,201	2,547
Impairment on mineral properties, plant and equipment	8	28,230	—
Business acquisition costs	5	—	1,523
(Gain) loss on equipment disposal		(32)	23

(Loss) from operations		(46,407)	(11,870)
Other income (expense)
Finance charges, net	9	(6,108)	(4,595)
Foreign currency gain, net		1,187	99
Other income (expense), net		135	(361)

(Loss) before tax		$(51,193)	$(16,727)
Income tax (expense)	12	—	—

Net (loss) and comprehensive (loss)		$(51,193)	$(16,727)

The accompanying notes are an integral part of these carve-out financial statements.

I-A-6

CANADIAN SPINCO OF KLONDEX

CARVE-OUT STATEMENTS OF CASH FLOWS

(CDN dollars in thousands)

	Note	Year ended December 31, 2017	For the period January 22 - December 31, 2016
Operating activities
Net (loss) and comprehensive (loss)		$(51,193)	$(16,727)
Significant items not involving cash
Depreciation and depletion		5,384	3,062
Write-down of production inventories - allocated depreciation and depletion	6	1,087	558
Foreign exchange, net		(1,187)	(99)
Share-based compensation		1,084	514
(Gain) loss on equipment disposal		(32)	23
Corporate G&A allocations		3,030	1,925
Finance charges	9	6,108	4,595
Impairment on mineral properties, plant and equipment	8	28,230	—

		(7,489)	(6,149)
Changes in non-cash working capital
Inventories		(7,083)	(4,671)
Prepaid expenses and other		(625)	(1,781)
Accounts payable		5,009	4,389
Accrued compensation and benefits		(70)	891

Net cash used in operating activities		(10,258)	(7,321)
Investing activities
Expenditures on mineral properties, plant and equipment		(18,883)	(19,336)
Change in accounts payable related to expenditures on mineral properties, plant and equipment		(185)	524
Interest received		1	—
Cash paid for acquisitions	5	—	(28,486)

Net cash used in investing activities		(19,067)	(47,298)
Financing activities
Proceeds from parent company investment	11	26,865	79,438
Finance charges paid		(7)	(582)
Repayment of Secured Promissory Note	9	—	(16,076)

Net cash provided by financing activities		26,858	62,780
Effect of foreign exchange on cash balances		(11)	—

Net increase (decrease) in cash		(2,478)	8,161
Cash, beginning of period		8,161	—

Cash, end of period		$5,683	$8,161

See Note 13. Supplemental cash flow information for additional details.

The accompanying notes are an integral part of these carve-out financial statements.

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CANADIAN SPINCO OF KLONDEX

CARVE-OUT STATEMENTS OF EQUITY

(CDN dollars in thousands)

	Note	Parent company investment	Accumulated deficit	Total
Balance at January 22, 2016		$—	$—	$—
Net parent company contributions	11	84,730	—	84,730
Net (loss)		—	(16,727)	(16,727)

Balance at December 31, 2016		$84,730	$(16,727)	$68,003
Net parent company contributions	11	44,616	—	44,616
Net (loss)		—	(51,193)	(51,193)

Balance at December 31, 2017		$129,346	$(67,920)	$61,426

The accompanying notes are an integral part of these carve-out financial statements.

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Canadian Spinco of Klondex

Notes to Carve-Out Financial Statements

1. Organization and Nature of Operations

Spin-out from Klondex Mines Ltd.

On March 16, 2018, Klondex Mines Ltd. (“Klondex”) entered into an arrangement agreement (the “Arrangement Agreement”) with Hecla Mining Company (“Hecla”) and 1156291 B.C. Unlimited Liability Company, a wholly-owned subsidiary of Hecla. Under the terms of the Arrangement Agreement, Hecla will acquire all the outstanding shares of Klondex. As part of the Arrangement Agreement, Klondex shareholders will receive consideration consisting of cash, shares of Hecla common stock, or a combination of cash and Hecla common stock, plus shares of a new company, as referenced in these Carve-Out Financial Statements as the Canadian Spinco of Klondex (the “Spinco”), formed to hold Klondex’s Canadian assets comprised of Klondex Canada Ltd. and Bison Gold Resources, Inc. The Arrangement Agreement terms contain a provision in which Hecla will subscribe for a 13.46% interest in Spinco by contributing US $7.0 million to Spinco. The Arrangement Agreement has been approved by the boards of directors of Klondex and Hecla and is subject to the future approval of Klondex’s securityholders.

About the Canadian Spinco of Klondex

If the Arrangement Agreement is approved by Klondex securityholders, the Spinco will hold Klondex’s Canadian assets, which are comprised of Klondex Canada Ltd., which holds the True North gold mine and mill (“True North”) and Bison Gold Resources Inc. which holds the Ogama-Rockland properties (“Ogama”), the 10% buy-back rights on the Snow Lake Property, and various early-stage assets located in Manitoba and Ontario, Canada. True North and Ogama were acquired on January 22, 2016 and October 19, 2017, respectively, and, as such, the Spinco had no operations or assets prior to 2016. Klondex placed True North into production in the third quarter of 2016 and operations continued until January 9, 2018, when True North was placed on care and maintenance (see Note 16. Subsequent events). Ogama is an exploration stage property located approximately 19 miles from True North.

2. Summary of significant accounting policies

Basis of presentation

These Carve-Out Financial Statements represent the historical operations of Klondex Canada Ltd. and Bison Gold Resources, Inc. since inception (January 22, 2016 following the True North acquisition) and have been derived from Klondex’s historical accounting records. The Carve-Out Financial Statements are presented on a carve-out basis and have been prepared in accordance with International Financial Reporting Standards (“IFRS”), as issued by the International Accounting Standards Board (“IASB”). All revenues and expenses as well as assets and liabilities directly associated with the Spinco are included in these Carve-Out Financial Statements.

These Carve-Out Financial Statements also include allocations of general and administrative expenses of Klondex’s Corporate and other reportable segment, which have been allocated to the Spinco on a weighted pro-rata basis relative to Klondex’s consolidated revenues and capital expenditures to represent an estimate of the full cost of operating the Spinco on a standalone basis. Additionally, Klondex has previously advanced funds to the Spinco through various intercompany obligations which are included in Parent company investment in these Carve-Out Financial Statements as such amounts will not be obligations of the Spinco on a go-forward basis following the approval of the Arrangement Agreement. For additional detail on the aforementioned amounts see Note 11. Parent company investment.

Management believes the assumptions underlying the Carve-Out Financial Statements, including the allocations of general and administrative expenses are reasonable. Nevertheless, the Carve-Out Financial Statements may

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not include all of the actual expenses that may have been incurred had the Spinco operated as a standalone company during the periods presented and may not reflect the Spinco’s financial position, operating results, and cash flows had the Spinco operated as a standalone company during the periods presented.

All amounts are expressed and presented in thousands of Canadian dollars (unless otherwise noted) and references to “US$” refer to United States dollars.

These Carve-Out Financial Statements were authorized for issuance by the Board of Directors of Klondex on May 4, 2018.

Foreign currency

The functional currency of the Spinco is the Canadian dollar. Gains or losses resulting from measuring foreign currency transactions and balances into an entity’s functional currency are recorded to profit or loss.

Business combinations

A business combination is defined as an acquisition of assets and liabilities that constitute a business, which is defined as an integrated set of activities and assets that includes inputs, outputs, and processes that are capable of being conducted and managed for the purpose of providing a return to the Spinco or other economic benefits.

The Spinco applies the acquisition method to account for business combinations, whereby the purchase consideration transferred is allocated to the fair value of identifiable assets acquired and liabilities assumed at the date of acquisition. Certain fair values may be estimated at the acquisition date pending confirmation or completion of the valuation process. Where provisional values are used in accounting for a business combination, they are adjusted retrospectively in subsequent periods upon the receipt of final values; however, the measurement period will not exceed one year from the acquisition date. Acquisition-related costs are expensed as incurred, except for the cost of debt or equity instruments issued in relation to the acquisition which are included in the carrying amount of the related instrument. If an acquisition does not meet the definition of a business, the transaction is accounted for as an asset purchase.

The Spinco did not experience any significant adjustments to assets acquired and liabilities assumed in business combinations during the year ended December 31, 2017 and the period January 22 - December 31, 2016.

Cash and cash equivalents

Cash and cash equivalents are unrestricted as to use and consist of deposits and short term interest bearing accounts with original maturities of 90 days or less. The Spinco has not experienced any losses on cash balances and believes that no significant risk of loss exists with respect to its cash and cash equivalents as deposits are held with high-quality financial institutions.

Inventories

The Spinco’s inventories include supplies inventory and the following production-related inventories: stockpiles, in-process, and doré finished goods, all of which are measured and carried at the lower of average cost or net realizable value. For production-related inventories, cost includes all mining, processing, and refining costs incurred during production stages, including allocations for mine site overhead, depreciation and depletion, and ore transport costs. Net realizable value is calculated as the estimated future sales price in the ordinary course of business using period-end metal prices less the estimated costs to convert the production-related inventories into a saleable product (less estimated selling costs).

•	Supplies inventory consists of supplies and commodity consumables used in the mining, milling, and refining processes.

•	Stockpiles represent ore that has been mined which requires further processing through a mill. Costs are transferred from Stockpiles to In-process at an average cost per unit.

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•	In-process inventory consists of ore being processed through the milling circuit in preparation for refining. Costs are transferred from In-process to Doré finished goods at an average cost per unit.

•

Doré finished goods inventory consists of gold bullion held at the refiner as well as Doré bars awaiting shipment to the refiner. Refined bullion meets the required market standards of 99.95% pure gold. Costs are transferred from Doré finished goods to Cost of sales at an average cost per unit as gold is sold to customers.

As discussed in Note 6. Inventories, the Spinco’s application of its lower of average cost or net realizable value accounting policy resulted in write-downs of production inventories. Write-downs decrease the carrying value of production-related inventories and the adjusted carrying value is prospectively incorporated into inventory costing.

Mineral properties, plant and equipment, net

Mineral properties, plant and equipment are carried at cost, less accumulated depletion, depreciation, and accumulated impairment losses (if any). Cost includes the fair value of consideration given to acquire or construct an asset and includes all charges associated with bringing an asset to the location and condition necessary for its intended use. Estimated costs of decommissioning, dismantling, and removing assets are capitalized to the cost of the asset to which they relate.

•

Mineral properties consist of the fair value attributable to resources acquired in a business combination or asset acquisition, mine development costs, tailings facilities, and environmental compliance and permitting costs. Mine development costs include costs to build or construct shafts, drifts, and ramps which enable the Company to physically access ore and costs to delineate or expand an existing mineral resource ore bodies, including, costs for drilling, assaying, and engineering work. Additionally, mine development costs include amounts reclassified from capitalized exploration and evaluation costs (as discussed below).

Mineral properties are depleted using the units-of-production method. Depletion is determined each period using a factor of gold ounces mined over the estimated recoverable gold ounces at each mineral property, the totals of which are prospectively adjusted to correspond to changes in such recoverable gold ounces. To the extent capitalized mineral property costs benefit an entire ore body, they are amortized over the estimated recoverable gold ounces of that ore body. Capitalized costs that benefit specific ore veins or areas are amortized over the estimated recoverable gold ounces of that specific ore vein or area.

•

Plant and equipment includes acquisition and purchase costs and the costs of major overhauls of parts of property and equipment if such part extends the productive capacity or useful economic life of the asset to which it relates. Upon such occurrence, the carrying amount of the replaced part is derecognized as a current period charge. The costs of the day-to-day servicing of property and equipment are recognized in profit or loss as incurred.

Depreciation on property and equipment is calculated using either the straight-line method based on the asset’s expected useful life or the units-of-production method at rates sufficient to depreciate such costs over the total estimated recoverable ounces. When components of an item of plant and equipment have different useful lives, they are accounted for as separate items (major components) of property and equipment. Depreciation on assets under construction commences when such assets are substantially complete and placed in service for their intended use.

•

Exploration and evaluation assets include the capitalized costs of acquiring mineral property rights and licenses and subsequent exploration drilling and related evaluation costs at sites without an existing mine or on areas outside of the approximate boundary of a known mineral resource deposit. Exploration and evaluation expenditures are capitalized as incurred within mineral properties, plant and

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equipment and such costs are carried forward as an asset provided that one of the following conditions is met: 1) such costs are expected to be recouped in full through successful development and exploration of the area of interest or alternatively, by its sale; or 2) exploration and evaluation activities in the area of interest have not yet reached a stage which demonstrates technical feasibility and commercial viability, and active and significant operations in relation to the area are continuing, or planned for the future.

Once an area demonstrates technical feasibility and commercial viability, subject to an impairment analysis, capitalized exploration and evaluation costs are transferred to mineral properties within property, plant and equipment and amortized using the units-of-production method. The determination of a technically feasible and commercially viable resource is assessed based on a combination of factors including, but not limited to: 1) the extent to which mineral resources have been identified through a feasibility study or similar document, 2) the results of optimization studies and further technical evaluation carried out to mitigate project risks identified in the feasibility study, 3) the status of environmental permits, and 4) the status of mining leases or permits.

If a project does not prove to be technically feasible or economically viable, unrecoverable capitalized exploration and evaluation costs are written off. Proceeds from the sale of mineralized material (gold and silver) during the exploration and evaluation stage are offset against any capitalized costs of the related exploration and evaluation asset.

Impairment of long-lived assets

At each reporting period end, the Spinco reviews its long-lived assets, which include capitalized costs for mineral properties, plant and equipment, and exploration and evaluation assets, to determine whether any indications of impairment exist. If any such indication exists, the recoverable amount of the relevant cash generating unit (“CGU”) is estimated in order to determine the extent of an impairment, if any at all. A CGU is the smallest identifiable group of assets that generates cash inflows that are largely independent of the cash inflows from other assets or groups of assets, which for the Spinco means its individual mine sites.

The recoverable amount is determined as the higher of fair value less direct costs of disposal (“FVLCD”) and the asset’s value in use (VIU”). FVLCD is the estimated amount that would be obtained from the sale of an asset or CGU in an arm’s length transaction between knowledgeable and willing parties, less the costs of disposal. For mineral assets, when a binding sale agreement is not readily available, FVLCD is often estimated using a discounted post-tax cash flow approach. In assessing VIU, the estimated future pre-tax cash flows of an asset or CGU are discounted to their present value. Estimated future cash flows are computed using estimated recoverable gold ounces from period end mineral resources, estimates of future gold selling prices, and estimates of future operating, capital, and decommissioning costs. If the carrying amount of an asset or CGU exceeds its estimated recoverable amount, the carrying amount of such asset or CGU is reduced to its estimated recoverable amount and an impairment loss is recognized. Assets or CGUs that have been impaired are tested for possible reversal of the impairment whenever events or changes in circumstance indicate that the impairment may have reversed.

The Spinco recorded a $28.2 million impairment of long-lived assets during the year ended December 31, 2017 (see Note 4. Significant Judgments, Estimates, and Assumptions and Note 8. Mineral properties, plant and equipment, net for details).

Reclamation obligations

The Spinco records a liability and corresponding asset for the present value of the estimated costs of legal and constructive obligations for site closure and reclamation activities where the liability is probable and a reasonable estimate can be made of the obligation amount. Provisions for closure and reclamation liabilities are estimated using expected cash flows, based on engineering and environmental reports prepared by internal and third-party

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industry specialists, which are adjusted for estimates of inflation and discounted at a rate specific to the estimated term of the liability which reflects risks specific to such liability. The capitalized amount is included within Mineral properties, plant and equipment, net and amortized on the same basis as the asset to which it relates. The decommissioning provision liability is accreted over time to reflect the unwinding of the discount with the resultant accretion expense included in Finance charges, net. The provision is reviewed at each period end and adjusted for changes in estimates, circumstances, disturbances, and inputs used to compute the underlying liability.

Revenue recognition

Revenue from the sale of gold is recognized when the significant risks and rewards of ownership have passed to the buyer; it is probable that economic benefits associated with the transaction will flow to the Spinco; the sales price can be reliably measured; the Spinco has no significant continuing involvement; and the costs incurred or to be incurred in respect of the transaction can be measured reliably. These conditions are generally met when the sales price is fixed and title has passed to the buyer.

Share-based compensation

Select employees of the Spinco have been granted share-based awards pursuant to Klondex’s share compensation plan as the Spinco itself does not have its own share compensation plan. The fair value of the estimated number of share-based awards expected to vest for employees of the Spinco is included in the total cost of production-related inventories and general and administrative expense, with a corresponding increase to Parent company investment over the expected vesting period. Share-based compensation awards that are forfeited before vesting result in the reversal of previously recognized costs. The fair value of share awards is determined as the market value of the underlying shares on the date of grant. Share-based compensation for employees of the Spinco totaled $1.1 million and $0.5 million for the year ended December 31, 2017 and the period January 22 - December 31, 2016, respectively.

Income taxes

The Spinco uses an asset and liability approach which results in the recognition of deferred tax liabilities and assets for the expected future tax consequences or benefits of temporary differences between the financial reporting basis and the tax basis of assets and liabilities, as well as operating loss carryforwards, using enacted tax rates in effect in the years in which the differences are expected to reverse.

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of its deferred tax assets will not be realized. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. A valuation allowance has been provided for the portion of the Spinco’s net deferred tax assets for which it is more likely than not that they will not be realized.

Segments

The Spinco’s reportable segments are comprised of operating units which 1) have revenues, earnings or losses, or assets exceeding 10% of the respective consolidated totals and 2) are regularly reviewed by the Spinco’s Chief Executive Officer to make decisions about resource allocation and performance assessment. Klondex’s Canadian assets and operations historically comprised one segment and were reviewed as such by Klondex’s Chief Executive Officer to make decisions about resource allocation and performance assessment. Accordingly, amounts shown in these Carve-Out Financial Statements represent the sole segment of the Spinco.

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3. Recent accounting pronouncements

Recently issued

In May 2014, the IASB issued IFRS 15 Revenue from Contracts with Customers (“IFRS 15”), which covers principles that an entity shall apply to report useful information to users of financial statements about the nature, amount, timing, and uncertainty of revenue and cash flows arising from a contract with a customer. In September 2015, the IASB deferred the effective date of the standard to annual reporting periods beginning on or after January 1, 2018, with earlier application permitted. The Spinco has evaluated the potential impacts of IFRS 15 and does not expect it will have a material impact on its financial statements.

In January 2016, the IASB issued IFRS 16 Leases (“IFRS 16”), which requires lessees to recognize assets and liabilities for most leases. Application of the standard is mandatory for annual reporting periods beginning on or after January 1, 2019, with earlier application permitted, provided the new revenue standard, IFRS 15, has been applied or is applied at the same date as IFRS 16. Spinco did not early adopt IFRS 16. Although Spinco does not currently have material lease agreements, Spinco expects that IFRS 16 will result in an increase in assets and liabilities as fewer current and future leases will be expensed as payments are made. The Spinco is in the process of evaluating the potential impacts of IFRS 16 on its financial statements.

4. Significant Judgments, Estimates, and Assumptions

The preparation of these Carve-Out Financial Statements requires management to make judgments, assumptions, and/or estimates that affect the reported amounts of assets, liabilities, and contingencies as of the date of the financial statements and reported amounts of expenses and taxes during reporting periods. Actual results may differ from estimates as the estimation process is inherently uncertain. Estimates are reviewed on an ongoing basis based on historical experience and other factors that are considered to be relevant at the time such estimates are made. Revisions to estimates and the resulting impacts on the carrying amounts of the Spinco’s assets and liabilities are accounted for prospectively.

Mineral resources

The Spinco’s mineral resources, which include measured and indicated and inferred, are periodically updated, usually on an annual basis and are calculated in accordance with applicable industry standards. Estimated recoverable gold ounces in the mineral resource are used in units-of-production depreciation and depletion calculations, deferred tax calculations, decommissioning provision schedules, and are the basis for future cash flow estimates utilized in impairment calculations for long-lived assets. When determining mineral resources, the Spinco must make assumptions and estimates of future commodity prices, future mining methods and extraction schedules, and the related costs incurred to develop, mine, and process the ore extracted. A change in any estimate, assumption, or input used to determine the Spinco’s mineral resources could change the estimated recoverable gold ounces contained therein, which may have a material impact on the Spinco’s financial statements and/or the recorded amounts of assets and liabilities which incorporate mineral resource estimates.

Impairment of long-lived assets

Spinco evaluates its long-lived assets for impairments whenever any indicators of impairment are believed to exist. If the carrying amount of an asset or CGU exceeds its estimated recoverable amount, the carrying amount of such asset or CGU is reduced to its estimated recoverable amount and an impairment loss is recognized. The recoverable amount of a CGU is determined as the higher of FVLCD or the asset’s VIU, the calculations of which both require the Spinco to make estimates and probabilities of future cash flows, discount rates, future gold selling prices, recoverable gold ounces from period end mineral resources, and operating, capital, and decommissioning costs.

Spinco concluded that as of December 31, 2017, impairment indicators existed at the True North mine due to recurring production inventory write-downs (Note 6. Inventories) and operations being reduced (Note 16.

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Subsequent events). Key assumptions and inputs used in True North’s year-end impairment calculations included a 2018 gold price of US$1,239/oz., a long-term consensus gold price through the life of True North of US$1,308/oz., gold recovery rates between 90-92%, a discount rate of 7.0%, and probability weighted scenarios for different future cash flows. To determine True North’s FVLCD, an analysis was prepared using numerous internal and external estimated valuations to derive a market value a participant might pay for True North, which was then reduced for estimated costs to complete such a sales transaction. The estimated FVLCD for True North was $45.6 million (US$36.4 million) which was used to record a $28.2 million impairment charge during the year ended December 31, 2017. The impairment charge was allocated on a pro-rata basis to the carrying value of True North’s long-lived assets (see Note 8. Mineral properties, plant and equipment, net for details).

Any change in estimate, assumption, or input used to estimate the VIU or FVLCD for True North could result in an upward or downward adjustment to the impairment charge recorded.

Inventory net realizable value

The Spinco’s production-related inventories are measured and carried at the lower of average cost or net realizable value. Net realizable value is calculated as the estimated future sales price in the ordinary course of business less the estimated costs to convert the production-related inventories into a saleable product less estimated selling costs. A change in any estimate, assumption, or input incorporated into the net realizable value calculation could result in an upward or downward adjustment to the $8.3 million inventory write-down charge recorded during the year ended December 31, 2017 (see Note 6. Inventories for details).

Business combination fair value determinations

When accounting for business combinations the fair value of identifiable assets acquired and liabilities assumed at the date of acquisition must be determined. Fair value measurements require the use of the inputs which often times cannot be observed or are observable for similar assets and liabilities (as opposed to identical assets and liabilities). Where provisional fair values are used in accounting for a business combination, they are adjusted retrospectively in subsequent periods (up to one year) upon the receipt of final fair value determinations.

5. Business combinations and asset acquisitions

True North acquisition

On January 22, 2016, the True North mine and mill complex located near Bissett, Manitoba, Canada was acquired for US$32.0 million (the “True North Acquisition”), which was carried out pursuant to the terms of an asset purchase agreement among Klondex Mines Ltd., its wholly-owned subsidiary, Klondex Canada Ltd. and the vendor, 7097914 Manitoba Ltd. The purchase price of US$32.0 million was satisfied by US$20.0 million in cash paid at closing and US$12.0 million in deferred payments in the form of a promissory note to the vendor with an annual interest rate of 4.0% (the “Promissory Note”) (see Note 9. Debt). The True North Acquisition is presented as an acquisition of the Spinco in these Carve-Out Financial Statements as True North is part of the Canadian assets.

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The Spinco accounted for the True North Acquisition as a business combination and allocated the purchase consideration transferred to the fair value of identifiable assets and liabilities acquired, as shown below (in thousands):

Purchase consideration:	Amount(2)
Cash	$28,486
Promissory note(1)	15,810

$44,296

Assets and liabilities acquired:
Mineral properties	$22,391
Plant and equipment	24,028
Prepaid expenses and other	431
Reclamation obligation	(2,554)

$44,296

(1)	The fair value of the US$12.0 million Promissory Note (purchase consideration) was calculated at $15.8 million, resulting in a 1.3 million issuance discount.
(2)	Incorporates a USD:CDN dollar exchange rate of 1.4243, which was the closing rate on the January 22, 2016 acquisition date.

Costs and expenses associated with the acquisition of True North are recorded to Business acquisition costs in these Carve-Out Financial Statements and totaled nil and $1.5 million for the year ended December 31, 2017 and the period January 22 - December 31, 2016, respectively.

Bison Gold Resources, Inc. asset acquisition

During the year ended December 31, 2017, Klondex acquired all the issued and outstanding common shares of Bison Gold Resources Inc. (“Bison”), which owned, among other things, the Ogama property, by exchanging shares of Bison for shares of Klondex. This acquisition is presented in these Carve-Out Financial Statements as Bison and is part of the Canadian assets. As a result of this transaction, the Spinco recorded an addition to mineral properties of $8.9 million, which represents substantially all of the consideration transferred to Bison and assets acquired by Klondex.

6. Inventories

The following table provides the components of Inventories (in thousands):

	December 31,
	2017	2016
Supplies	$2,900	$1,200
Production related inventories:
Stockpiles	1,817	739
In-process	6,815	3,217
Doré finished goods	580	208

	$12,112	$5,364

As of December 31, 2017 and 2016, the Spinco’s stockpiles, in-process, and doré finished goods inventories included approximately $0.6 million and $0.8 million, respectively, of capitalized non-cash depreciation and depletion costs.

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Write-down of production inventories

As discussed in Note 2. Summary of significant accounting policies and Note 4. Significant Judgments, Estimates, and Assumptions, the period-end market value of the Spinco’s production-related inventories is determined in part by using the period-end prices (per ounce) of gold and is sensitive to this input. Due to increases in production costs, the Spinco’s application of its lower of average cost or net realizable value accounting policy resulted in write-downs of production inventories. Write-downs have resulted solely from the Spinco’s application of its lower of average cost or net realizable value accounting policy and were unrelated to any ounce adjustments or changes to recovery rates.

The following table provides information about the Spinco’s write-downs (in thousands, except per ounce amounts):

Type of previously incurred cost	Year ended December 31, 2017	For the period January 22 - December 31, 2016
Cash production costs	$7,219	$2,490
Allocated depreciation and depletion	1,087	558

Write-down of production inventories	$8,306	$3,048

Prices used in write-down calculation
Price per gold ounce - US$	$1,297	$1,159

7. Prepaid expenses and other

The following table provides the components of Prepaid expenses and other (in thousands):

	December 31,
	2017	2016
Canadian GST receivable	$1,878	$889
Other	345	393

	$2,223	$1,282

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8. Mineral properties, plant and equipment, net

The following table provides the components of Mineral properties, plant and equipment, net (in thousands):

Cost	Note	Mineral properties	Plant and equipment	Exploration and evaluation	Total
Balance at December 31, 2016		$35,083	$28,571	$1,956	$65,610
Bison acquisition	5	—	—	8,888	8,888
Additions		16,995	2,137	—	19,132
Transfers		1,956		(1,956)	—
Dispositions		—	(307)	—	(307)
Impairments	4	(19,827)	(8,403)	—	(28,230)

Balance at December 31, 2017		34,207	21,998	8,888	65,093
Accumulated depreciation and depletion
Balance at December 31, 2016		(584)	(3,789)	—	(4,373)
Additions		(1,703)	(4,688)	—	(6,391)
Dispositions		—	65	—	65

Balance at December 31, 2017		(2,287)	(8,412)	—	(10,699)

Net		$31,920	$13,586	$8,888	$54,394

Cost	Note	Mineral properties	Plant and equipment	Exploration and evaluation	Total
Balance at December 31, 2015		$—	$—	$—	$—
True North acquisition	5	22,391	24,028	—	46,419
Additions		12,692	4,566	1,956	19,214
Dispositions		—	(23)	—	(23)

Balance at December 31, 2016		35,083	28,571	1,956	65,610
Accumulated depreciation and depletion
Balance at December 31, 2015		—	—	—	—
Additions		(584)	(3,789)	—	(4,373)

Balance at December 31, 2016		(584)	(3,789)	—	(4,373)

Net		$34,499	$24,782	$1,956	$61,237

As discussed in Note 4. Significant Judgments, Estimates, and Assumptions the Spinco’s annual impairment testing resulted in a $28.2 million write-down to True North’s long-lived assets during the year ended December 31, 2017, which was allocated among mineral properties and plant and equipment.

As of December 31, 2017 and 2016 the Spinco had recorded approximately $0.2 million and nil, respectively, of construction in process within Plant and equipment.

9. Debt

As of December 31, 2017 and 2016, the Spinco had no outstanding Debt.

Secured Promissory Note

In conjunction with its January 22, 2016 acquisition of True North (see Note 5. Business combinations and asset acquisitions), the Spinco entered into a US$12.0 million promissory note to the vendor with an annual interest rate of 4.0% (the “Promissory Note”). The Promissory Note required principal repayments of US$4.0 million in each of the next three years on the anniversary of the closing date. Interest payments were due monthly. In the fourth quarter of 2016, on behalf of the Spinco, Klondex repaid the entire principal amount of the Promissory

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Note which was recorded as an increase to Parent company investment. As a result of the early repayment, the Spinco recorded a $0.7 million Loss on debt extinguishment for the unamortized issuance discount, which is included in Finance charges, net.

The following table summarizes the activity of the Promissory Note (in thousands):

For the period January 22 - December 31, 2016
Principal issuance from True North acquisition	$17,092
Discount on issuance	(1,282)
Interest charges and accretion of discount	1,082
Payments of principal and interest	(16,655)
Realized foreign currency gain on principal repayment	(930)
Write-off of unamortized debt issuance costs	693

$—

Intercompany Debt Interest

Intercompany interest charges to the Spinco are from Klondex for previously advanced funds through various intercompany debt obligations and reflect an estimated cost of operating the Spinco’s business on a standalone basis. Interest is charged at a rate per annum equal to the sum of a LIBOR rate and 7.0% on the unpaid principal balance. Actual outstanding intercompany obligations have been included in Parent company investment in these Carve-Out Financial Statements as such amounts will not be obligations of the Spinco on a go-forward basis following the approval of the Arrangement Agreement (see Note 11. Parent company investment).

Finance charges, net

The following table summarizes the components of Finance charges, net (in thousands):

	Year ended December 31, 2017	For the period January 22 - December 31, 2016
Intercompany debt	$5,944	$3,011
Interest charges on Promissory Note	—	579
Accretion of discount on Promissory Note	—	503
Loss on debt extinguishment	—	693
Reclamation obligation accretion	158	162
Bank charges	7	4
Capitalized interest	—	(357)
Interest income	(1)	—

	$6,108	$4,595

I-A-19

10. Reclamation obligations

The Spinco’s reclamation obligation is related to True North and are estimated based upon present value techniques of expected cash flows, estimates of inflation, and a credit adjusted risk-free discount rate. The following table provides a summary of changes in the reclamation obligation (in thousands):

	December 31,
	2017	2016
Balance, beginning of period	$2,237	$—
Additions resulting from True North Acquisition	—	2,554
Accretion expense	158	162
Changes in estimates and assumptions	(89)	(479)

Balance, end of period	$2,306	$2,237

As of December 31, 2017, the Spinco’s asset retirement obligations were secured by the Spinco’s plant assets in Canada.

11. Parent company investment

Parent company investment is comprised of transactions between the Spinco and its parent, Klondex, for intercompany advances and financings and corporate G&A allocations. The Spinco does not present any remaining outstanding intercompany obligations to Klondex in these Carve-Out Financial Statements as such amounts will not be obligations of the Spinco on a go-forward basis following the approval of the Arrangement Agreement.

The following table summarizes the activity of Parent company investment (in thousands):

	Note	2017	2016
Balance, beginning of period		$84,730	$—
True North purchase (cash component)	5	—	28,486
Bison Gold Resources Inc. asset acquisition	5	9,081	—
Promissory Note repayment	9	—	16,076
Corporate allocations(1)		3,219	1,985
Share-based compensation		1,084	514
Intercompany interest expense	9	5,944	3,011
Intercompany working capital advances		(1,014)	16,567
Other intercompany financing		26,302	18,091

Balance, end of period		$129,346	$84,730

(1)

Reflects allocations of general and administrative expenses of Klondex’s Corporate and other reportable segment, which have been allocated to the Spinco on a weighed pro-rata basis relative to Klondex’s consolidated revenues and capital expenditures to represent an estimate of the full cost of operating the Spinco’s business on a standalone basis.

12. Income taxes

No tax expense or benefit was recorded for the year ended December 31, 2017 and the period January 22 - December 31, 2016.

I-A-20

A reconciliation of the Spinco’s effective tax rate with the statutory tax rate for the year ended December 31, 2017 and the period January 22 - December 31, 2016 is below (in thousands):

	Year ended December 31, 2017	For the period January 22 - December 31, 2016
(Loss) before tax	$(51,193)	$(16,727)
Statutory tax rate	26.00%	26.00%

Income tax (benefit) at statutory rate	(13,310)	(4,349)
Reconciling items:
Difference in current and future income tax rate	(512)	(167)
Share-based compensation expense	51	16
Deferred tax asset not recognised	14,188	4,701
Other	(417)	(201)

Income tax (expense)	$—	$—

At December 31, 2017 and 2016, deductible temporary differences for which no deferred tax assets are recognized are below (in thousands):

	December 31,
	2017	2016
Net operating losses	$72,932	$24,695
Deductible temporary differences:
Mineral properties, plant and equipment	162,362	149,158
Asset retirement obligation	2,306	2,237
Provincial mining tax attributes	62,907	33,240

Total deductible differences	$300,507	$209,330

As of December 31, 2017, the Spinco had net operating loss carryforwards of $72.9 million which expire between 2026 and 2037.

13. Supplemental cash flow information

The following table provides a summary of significant supplemental cash flow information (in thousands):

	Year ended December 31, 2017	For the period January 22 - December 31, 2016
Cash paid for taxes	—	—
True North Acquisition financed through Promissory Note	—	15,810
Repayment of Promissory Note by parent	—	16,076
Bison Acquisition through issuance of parent common shares	9,081	—

14. Financial risk management

The Spinco is subject to certain risks, which are described below.

Credit risk

Credit risk arises from the non-performance by counterparties of contractual financial obligations, such as cash deposits and payments from metal sales. The Spinco maintains its cash balances with, and sells its metal to,

I-A-21

major banks and financial institutions. The maximum exposure to credit risk is equal to the carrying value of the Spinco’s cash and trade receivables balances. The Spinco has not experienced any losses on cash balances or trade receivables and believes that no significant risk of loss exists.

Market risk

Market risk is the risk that future cash flows will fluctuate because of changes in market prices. Market risk comprises three types of risk: commodity price risk, interest rate risk, and currency risk.

Price risk - The Spinco is exposed to the risk of fluctuations in prevailing market commodity prices on the gold it produces. From time to time, the Spinco’s parent, Klondex, would mitigate price risk by entering into derivative financial instruments, such as fixed forward sales and collars. As of December 31, 2017, the Spinco itself had not entered into any agreements to mitigate its exposure to market price risk.

Interest rate risk - Interest rate risk is the risk that future cash flows will be negatively impacted because of changes in market interest rates. As of December 31, 2017, the Spinco did not have any debt obligation outstanding and therefore was not exposed to material interest rate risks.

Foreign currency risk - Foreign currency risk is the risk that future cash flows will fluctuate because of changes in foreign exchange rates. The Spinco’s foreign currency gains and losses primarily relate to amounts on intercompany loan balances and US dollar transactions with vendors. As of December 31, 2017, the Spinco had not entered into any agreements to mitigate its exposure to foreign currency risk.

Liquidity risk

Liquidity risk is the risk that the Spinco will not be able to meet its financial obligations when they fall due. The Spinco manages this risk through reviews of ongoing operations and the timing of capital expenditures. The Spinco has historically been dependent on its parent, Klondex, to fund any liquidity shortages (see Note 11. Parent company investment). Other than financing from Klondex, historically the Spinco has not had access to, or any funds come from, third-party sources such as revolving credit facilities.

15. Commitments and contingencies

From time to time the Spinco is involved in legal actions or contingencies related to its business; however, management is not currently aware of any pending or threatened legal matter which could be expected to have a material adverse effect on the Spinco’s financial position.

16. Subsequent events

True North reduction in operations

On January 9, 2018, Klondex announced a change in its operations in Canada, which included the immediate reduction of underground mining operations and workforce at its True North mine in Manitoba, Canada.

Following an extensive review of recent operational performance at True North, Klondex decided to limit underground mining to areas already developed. Once these areas are depleted, underground mining will be suspended. The decision was largely based on the site’s inability to achieve planned operating and cash flow metrics in 2017. The mine will be placed on care and maintenance status after the developed areas are mined to review strategic options and to provide optionality at higher metal prices. Klondex will continue to process tailings, as contained in its reserve estimate, through the mill for the foreseeable future in order to maximize cash flow and offset expected care and maintenance costs.

I-A-22

Spin-out of Klondex Canada from Klondex Mines Ltd.

On March 16, 2018, Klondex entered into the Arrangement Agreement with Hecla and 1156291 B.C. Unlimited Liability Company in which Klondex’s Canadian assets will be spun into a new company, as referenced in these Carve-Out Financial Statements as the Canadian Spinco of Klondex, if the Arrangement Agreement is approved (see Note 1. Organization and Nature of Operations for additional detail).

I-A-23

SCHEDULE “B”

CARVE-OUT CONSOLIDATED INTERIM FINANCIAL STATEMENTS OF HAVILAH FOR THE THREE MONTHS ENDED MARCH 31, 2018 AND 2017

(UNAUDITED)

See attached.

I-B-1

Canadian Spinco of Klondex

Condensed Interim Carve-Out Financial Statements

Page
Financial Statements:

Condensed Interim Carve-Out Balance Sheets	I-B-3

Condensed Interim Carve-Out Statements of (Loss) and Comprehensive (Loss)	I-B-4

Condensed Interim Carve-Out Statements of Cash Flows	I-B-5

Condensed Interim Carve-Out Statements of Equity	I-B-6

Notes to Condensed Interim Carve-Out Financial Statements	I-B-7

I-B-2

CANADIAN SPINCO OF KLONDEX

CONDENSED INTERIM CARVE-OUT BALANCE SHEETS (Unaudited)

(CDN dollars in thousands)

	Note	March 31, 2018	December 31, 2017
Assets
Current assets
Cash and cash equivalents		$1,569	$5,683
Inventories	4	5,873	12,112
Prepaid expenses and other	5	637	2,223

Total current assets		8,079	20,018
Mineral properties, plant and equipment, net	6	53,084	54,394

Total assets		$61,163	$74,412

Liabilities
Current liabilities
Accounts payable		$2,898	$9,860
Accrued compensation and benefits		433	821

Total current liabilities		3,331	10,681
Reclamation obligations		2,345	2,306

Total liabilities		5,676	12,987
Commitments and contingencies	11
Carve-out Equity
Parent company investment	8	133,248	129,346
Accumulated deficit		(77,761)	(67,921)

Total equity		55,487	61,425

Total liabilities and equity		$61,163	$74,412

The accompanying notes are an integral part of these carve-out financial statements.

I-B-3

CANADIAN SPINCO OF KLONDEX

CONDENSED INTERIM CARVE-OUT STATEMENTS OF (LOSS) AND COMPREHENSIVE (LOSS) (Unaudited)

(CDN dollars in thousands)

		Three Months Ended March 31,
	Note	2018	2017
Revenues		$8,688	$7,239
Cost of sales
Production costs		12,156	9,883
Depreciation and depletion		1,559	1,442
Write-down of production inventories	4	622	2,409

		(5,649)	(6,495)
Other operating expenses
General and administrative		1,746	1,271

(Loss) from operations		(7,395)	(7,766)
Other income (expense)
Finance charges, net	7	(1,941)	(1,226)
Foreign currency (loss) gain, net		(504)	138

(Loss) before tax		$(9,840)	$(8,854)
Income tax (expense)	9	—	—

Net (loss) and comprehensive (loss)		$(9,840)	$(8,854)

The accompanying notes are an integral part of these carve-out financial statements.

I-B-4

CANADIAN SPINCO OF KLONDEX

CONDENSED INTERIM CARVE-OUT STATEMENTS OF CASH FLOWS (Unaudited)

(CDN dollars in thousands)

		Three Months Ended March 31,
	Note	2018	2017
Operating activities
Net (loss) and comprehensive (loss)		$(9,840)	$(8,854)
Significant items not involving cash
Depreciation and depletion		1,559	680
Write-down of production inventories - allocated depreciation and depletion	4	68	294
Foreign exchange, net		504	(138)
Share-based compensation		44	208
Corporate G&A allocations		195	735
Finance charges	7	1,941	1,226

		(5,529)	(5,849)
Changes in non-cash working capital
Inventories		5,955	643
Prepaid expenses and other		1,586	177
Accounts payable		(6,704)	1,776
Accrued compensation and benefits		(388)	18

Net cash used in operating activities		(5,080)	(3,235)
Investing activities
Expenditures on mineral properties, plant and equipment		(33)	(4,604)
Change in accounts payable related to expenditures on mineral properties, plant and equipment		(258)	(341)
Cash paid for acquisitions		—	1

Net cash used in investing activities		(291)	(4,944)
Financing activities
Proceeds from parent company investment	8	1,256	4,612
Finance charges paid		(1)	(1)

Net cash provided by financing activities		1,255	4,611
Effect of foreign exchange on cash balances		2	(1)

Net (decrease) in cash		(4,114)	(3,569)
Cash, beginning of period		5,683	8,161

Cash, end of period		$1,569	$4,592

Spinco paid no cash for taxes during the periods ended March 31, 2018 and 2017

The accompanying notes are an integral part of these carve-out financial statements.

I-B-5

CANADIAN SPINCO OF KLONDEX

CONDENSED INTERIM CARVE-OUT STATEMENTS OF EQUITY (Unaudited)

(CDN dollars in thousands)

		Parent company	Accumulated
	Note	investment	deficit	Total
Balance at December 31, 2017		$129,346	$(67,921)	$61,425
Net parent company contributions	8	3,902	—	3,902
Net (loss)		—	(9,840)	(9,840)

Balance at March 31, 2018		$133,248	$(77,761)	$55,487

Balance at December 31, 2016		$84,730	$(16,727)	$68,003
Net parent company contributions		6,560	—	6,560
Net (loss)		—	(8,854)	(8,854)

Balance at March 31, 2017		$91,290	$(25,581)	$65,709

The accompanying notes are an integral part of these carve-out financial statements.

I-B-6

Canadian Spinco of Klondex

Notes to Condensed Interim Carve-Out Financial Statements (Unaudited)

1. Organization and Nature of Operations

Spin-out from Klondex Mines Ltd.

On March 16, 2018, Klondex Mines Ltd. (“Klondex”) entered into an arrangement agreement (the “Arrangement Agreement”) with Hecla Mining Company (“Hecla”) and 1156291 B.C. Unlimited Liability Company, a wholly-owned subsidiary of Hecla. Under the terms of the Arrangement Agreement, Hecla will acquire all the outstanding common shares of Klondex. As part of the Arrangement Agreement, Klondex shareholders will receive consideration consisting of cash, shares of Hecla common stock, or a combination of cash and Hecla common stock, plus shares of a new company, as referenced in these Condensed Interim Condensed Interim Carve-Out Financial Statements as the Canadian Spinco of Klondex (the “Spinco”), formed to hold Klondex’s Canadian assets comprised of Klondex Canada Ltd. and Bison Gold Resources, Inc. The Arrangement Agreement terms contain a provision in which Hecla will subscribe for a 13.46% interest in Spinco by contributing US$7.0 million to Spinco. The Arrangement Agreement has been approved by the boards of directors of Klondex and Hecla and is subject to the approval of Klondex’s securityholders.

About the Canadian Spinco of Klondex

If the Arrangement Agreement is approved by Klondex shareholders, the Spinco will hold Klondex’s Canadian assets, which are comprised of Klondex Canada Ltd., which holds the True North gold mine and mill (“True North”) and Bison Gold Resources Inc. which holds the Ogama-Rockland properties (“Ogama”), the 10% buy-back rights on the Snow Lake Property, and various early-stage assets located in Manitoba and Ontario, Canada. True North and Ogama were acquired on January 22, 2016 and October 19, 2017, respectively, and, as such, the Spinco had no operations or assets prior to 2016. Klondex placed True North into production in the third quarter of 2016 and operations continued until January 9, 2018, when True North was placed on care and maintenance. Ogama is an exploration stage property located approximately 19 miles from True North.

2. Summary of significant accounting policies

Basis of presentation

These Condensed Interim Carve-Out Financial Statements represent the historical operations of Klondex Canada Ltd. and Bison Gold Resources, Inc. since inception (January 22, 2016 following the True North acquisition) and have been derived from Klondex’s historical accounting records. The Condensed Interim Carve-Out Financial Statements are presented on a carve-out basis and have been prepared in accordance with International Financial Reporting Standards (“IFRS”), as issued by the International Accounting Standards Board (“IASB”) applicable to the preparation of interim financial statements, including International Accounting Standard 34, Interim Financial Reporting. These Condensed Interim Carve-Out Financial Statements should be read in conjunction with Spinco’s audited financial statements for the year ended December 31, 2017. All revenues and expenses as well as assets and liabilities directly associated with the Spinco are included in these Condensed Interim Carve-Out Financial Statements.

These Condensed Interim Carve-Out Financial Statements also include allocations of general and administrative expenses of Klondex’s Corporate and other reportable segment, which have been allocated to the Spinco on a weighted pro-rata basis relative to Klondex’s consolidated revenues and capital expenditures to represent an estimate of the full cost of operating the Spinco on a standalone basis. Additionally, Klondex has previously advanced funds to the Spinco through various intercompany obligations which are included in Parent company investment in these Condensed Interim Carve-Out Financial Statements as such amounts will not be obligations of the Spinco on a go-forward basis following the approval of the Arrangement Agreement. For additional detail on the aforementioned amounts see Note 8. Parent company investment.

I-B-7

Management believes the assumptions underlying the Condensed Interim Carve-Out Financial Statements, including the allocations of general and administrative expenses are reasonable. Nevertheless, the Condensed Interim Carve-Out Financial Statements may not include all of the actual expenses that may have been incurred had the Spinco operated as a standalone company during the periods presented and may not reflect the Spinco’s financial position, operating results, and cash flows had the Spinco operated as a standalone company during the periods presented.

These interim financial statements, with the exception of any recently adopted accounting pronouncements described in Note 3. Recent accounting pronouncements, follow the same significant accounting policies disclosed in the Spinco’s most recent audited carve-out financial statements for the Canadian Spinco of Klondex Mines Ltd.

All amounts are expressed and presented in thousands of Canadian dollars (unless otherwise noted) and references to “US$” refer to United States dollars.

These Condensed Interim Carve-Out Financial Statements were authorized for issuance by the Board of Directors of Klondex on May 4, 2018.

Significant Judgments, Estimates, and Assumptions

The preparation of these Condensed Interim Carve-Out Financial Statements requires management to make judgments, assumptions, and/or estimates that affect the reported amounts of assets, liabilities, and contingencies as of the date of the financial statements and reported amounts of expenses and taxes during reporting periods. Actual results may differ from estimates as the estimation process is inherently uncertain. Estimates are reviewed on an ongoing basis based on historical experience and other factors that are considered to be relevant at the time such estimates are made. Revisions to estimates and the resulting impacts on the carrying amounts of the Spinco’s assets and liabilities are accounted for prospectively.

3. Recent accounting pronouncements

Recently adopted

Effective January 1, 2018, the Spinco adopted IFRS 15, “Revenue from Contracts with Customers” and the applicable related updates that followed. The Spinco adopted IFRS 15 using the modified retrospective method, which required it to apply the new revenue standard to (i) all new revenue contracts entered into after January 1, 2018, and (ii) revenue contracts which were not completed as of January 1, 2018. In accordance with this approach, the consolidated revenues for periods prior to January 1, 2018 were not revised and there was no cumulative effect of the adoption of IFRS 15 as of January 1, 2018.

The Spinco’s current revenue recognition policy is consistent with IFRS 15 which requires that revenue from contracts with customers be recognized upon transfer of control over a good to the customer. The recognition of revenue upon transfer of control is generally satisfied when title transfers to the customer. As a result, the adoption of IFRS 15 did not have an impact on the Spinco’s financial statements.

Not yet adopted

In January 2016, the IASB issued IFRS 16 Leases (“IFRS 16”), which requires lessees to recognize assets and liabilities for most leases. Application of the standard is mandatory for annual reporting periods beginning on or after January 1, 2019, with earlier application permitted, provided the new revenue standard, IFRS 15, has been applied or is applied at the same date as IFRS 16. Spinco did not early adopt IFRS 16. Although Spinco does not currently have material lease agreements, Spinco expects that IFRS 16 will result in an increase in assets and liabilities as fewer current and future leases will be expensed as payments are made. The Spinco is in the process of evaluating the potential impacts of IFRS 16 and does not expect it will have a material impact on its financial statements.

I-B-8

4. Inventories

The following table provides the components of Inventories (in thousands):

	March 31, 2018	December 31, 2017
Supplies	$2,833	$2,900
Production related inventories:
Stockpiles	—	1,817
In-process	258	6,815
Doré finished goods	2,782	580

	$5,873	$12,112

As of March 31, 2018 and December 31, 2017, the Spinco’s stockpiles, in-process, and doré finished goods inventories included approximately $0.3 million and $0.6 million, respectively, of capitalized non-cash depreciation and depletion costs.

Write-down of production inventories

The period-end market value of the Spinco’s production-related inventories is determined in part by using the period-end prices (per ounce) of gold and is sensitive to this input. Due to increases in production costs, the Spinco’s application of its lower of average cost or net realizable value accounting policy resulted in write-downs of production inventories. Write-downs have resulted solely from the Spinco’s application of its lower of average cost or net realizable value accounting policy and were unrelated to any ounce adjustments or changes to recovery rates.

The following table provides information about the Spinco’s write-downs (in thousands, except per ounce amounts):

	Three Months Ended March 31,
Type of previously incurred cost	2018	2017
Cash production costs	$554	$2,115
Allocated depreciation and depletion	68	294

Write-down of production inventories	$622	$2,409

Prices used in write-down calculation
Price per gold ounce - US$	$1,324	$1,242

5. Prepaid expenses and other

The following table provides the components of Prepaid expenses and other (in thousands):

	March 31, 2018	December 31, 2017
Canadian GST receivable	$391	$1,878
Other	244	345

	$635	$2,223

I-B-9

6. Mineral properties, plant and equipment, net

The following tables provide the components of Mineral properties, plant and equipment, net (in thousands):

Cost	Mineral properties	Plant and equipment	Exploration and evaluation	Total
Balance at December 31, 2017	$34,207	$21,998	$8,888	$65,093
Additions	22	11	—	33

Balance at March 31, 2018	34,229	22,009	8,888	65,126
Accumulated depreciation and depletion and impairments
Balance at December 31, 2017	(2,287)	(8,412)	—	(10,699)
Additions	(234)	(1,109)	—	(1,343)

Balance at March 31, 2018	(2,521)	(9,521)	—	(12,042)

Net	$31,708	$12,488	$8,888	$53,084

Cost	Mineral properties	Plant and equipment	Exploration and evaluation	Total
Balance at December 31, 2016	$35,083	$28,571	$1,956	$65,610
Additions	2,741	1,863	—	4,604

Balance at March 31, 2017	37,824	30,434	1,956	70,214
Accumulated depreciation and depletion
Balance at December 31, 2016	(584)	(3,789)	—	(4,373)
Additions	(274)	(1,095)	—	(1,369)

Balance at March 31, 2017	(858)	(4,884)	—	(5,742)

Net	$36,966	$25,550	$1,956	$64,472

7. Debt

As of March 31, 2018 and December 31, 2017, the Spinco had no outstanding Debt.

Intercompany Debt Interest

Intercompany interest charges to the Spinco are from Klondex for previously advanced funds through various intercompany debt obligations and reflect an estimated cost of operating the Spinco’s business on a standalone basis. Interest is charged at a rate per annum equal to the sum of a LIBOR rate and 7.0% on the unpaid principal balance. Actual outstanding intercompany obligations have been included in Parent company investment in these Condensed Interim Carve-Out Financial Statements as such amounts will not be obligations of the Spinco on a go-forward basis following the approval of the Arrangement Agreement (see Note 8. Parent company investment).

Finance charges, net

The following table summarizes the components of Finance charges, net (in thousands):

	Three Months Ended March 31,
	2018	2017
Intercompany debt	$1,901	$1,186
Reclamation obligation accretion	39	39
Bank charges	1	2
Capitalized interest	—	(1)

	$1,941	$1,226

I-B-10

8. Parent company investment

Parent company investment is comprised of transactions between the Spinco and its parent, Klondex, for intercompany advances and financings and corporate G&A allocations. The Spinco does not present any remaining outstanding intercompany obligations to Klondex in these Condensed Interim Carve-Out Financial Statements as such amounts will not be obligations of the Spinco on a go-forward basis following the approval of the Arrangement Agreement.

The following table summarizes the activity of Parent company investment (in thousands):

	Note	2018
Balance, beginning of period		$129,346
Corporate allocations(1)		195
Share-based compensation		44
Intercompany interest expense	7	1,901
Intercompany working capital advances		254
Other intercompany financing		1,508

Balance, end of period		$133,248

(1)

Reflects allocations of general and administrative expenses of Klondex’s Corporate and other reportable segment, which have been allocated to the Spinco on a weighed pro-rata basis relative to Klondex’s consolidated revenues and capital expenditures to represent an estimate of the full cost of operating the Spinco’s business on a standalone basis.

9. Income taxes

No tax expense or benefit was recorded for the three months ended March 31, 2018 and 2017.

10. Financial risk management

The Spinco is subject to certain credit, market, and liquidity risks as described in the Company’s most recent audited carve-out financial statements for the Canadian Spinco of Klondex Mines Ltd.

11. Commitments and contingencies

From time to time the Spinco is involved in legal actions or contingencies related to its business; however, management is not currently aware of any pending or threatened legal matter which could be expected to have a material adverse effect on the Spinco’s financial position.

I-B-11

SCHEDULE “C”

MANAGEMENT’S DISCUSSION AND ANALYSIS OF HAVILAH

FOR THE YEAR ENDED DECEMBER 31, 2017

See attached.

I-C-1

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL POSITION AND RESULTS OF OPERATIONS

For the Year Ended December 31, 2017

This Management’s Discussion & Analysis (“MD&A”) provides a discussion and analysis of the financial condition and results of operations of the Canadian Spinco of Klondex (“Spinco”, “we”, “our”, “us”, or the “Company”) and should be read in conjunction with our audited carve-out financial statements for the year ended December 31, 2017 and the related notes thereto, which have been prepared in accordance with International Financial Reporting Standards (“IFRS”) as issued by the International Accounting Standards Board (“IASB”). Readers are advised that this MD&A has been prepared using technical information and contains “forward-looking statements”, both of which are subject to the risks discussed under the headings “Cautionary Note Regarding Forward-Looking Information” and “Risk Factors” of “Appendix I - Information Concerning Spinco” of the Management Information Circular of Klondex Mines Ltd. to which this MD&A is a schedule.

This MD&A has been prepared as of May 4, 2018. All dollar amounts included in this MD&A are expressed in thousands of Canadian dollars unless otherwise noted. References to US$ refers to United States dollars. References to “Notes” refers to the notes contained in our audited Carve-Out Financial Statements for the year ended December 31, 2017 prepared in accordance with IFRS.

About Spinco

Spin-out from Klondex Mines Ltd.

On March 16, 2018, Klondex Mines Ltd. (“Klondex”) entered into an arrangement agreement (the “Arrangement Agreement”) with Hecla Mining Company (“Hecla”) and 1156291 B.C. Unlimited Liability Company, a wholly-owned subsidiary of Hecla. Under the terms of the Arrangement Agreement, Hecla will acquire all the outstanding common shares of Klondex. As part of the Arrangement Agreement, Klondex shareholders will receive consideration consisting of cash, shares of Hecla common stock, or a combination of cash and Hecla common stock, plus shares of a new company, referred to in this MD&A as the Canadian Spinco of Klondex (“Spinco”), formed to hold Klondex’s Canadian assets comprised of Klondex Canada Ltd. and Bison Gold Resources, Inc. The Arrangement Agreement terms contain a provision in which Hecla will subscribe for a 13.46% interest in Spinco by contributing US$7.0 million to Spinco. The Arrangement Agreement has been approved by the boards of directors of Klondex and Hecla and is subject to the future approval of Klondex’s securityholders.

I-C-2

About the Canadian Spinco of Klondex

If the Arrangement Agreement is approved by Klondex securityholders, the Spinco will hold Klondex’s Canadian assets, which are comprised of Klondex Canada Ltd., which holds the True North gold mine and mill (“True North”) and Bison Gold Resources Inc. which holds the Ogama-Rockland properties (“Ogama”), the 10% buy-back rights on the Snow Lake Property, and various early-stage assets located in Manitoba and Ontario, Canada. True North and Ogama were acquired on January 22, 2016 and October 19, 2017, respectively, and, as such, the Spinco had no operations or assets prior to 2016. Klondex placed True North into production in the third quarter of 2016 and operations continued until January 9, 2018, when True North was placed on care and maintenance. Ogama is an exploration stage property located approximately 19 miles from True North.

Executive Summary and Annual Highlights	I-C-3
Summary of Quarterly Results	I-C-3
Consolidated Financial Results of Operations	I-C-4
Mining Operations	I-C-6
Financial Position, Liquidity, and Capital Resources	I-C-7
Contractual Obligations	I-C-8
Off-Balance Sheet Arrangements	I-C-9
Financial Instruments and Other Instruments	I-C-9
Critical Accounting Policies and Significant Judgments, Estimates, and Assumptions	I-C-9
Cautionary Notes	I-C-10

Executive Summary and Annual Highlights

•

Arrangement Agreement with Hecla - As discussed in the above About Spinco section and in Note 1. Organization and Nature of Operations, we entered in an agreement in which Hecla will acquire all the outstanding common shares of Klondex.

•	Health, safety, and environmental - During 2017, we had one lost-time injury at True North. Prior to this, True North had operated for nearly two years without a lost-time injury.

•

True North - At True North, we mined 228,495 ore tons from mining operations at an average mine head grade of 0.12 gold ounces per ton (3.73 grams per tonne) producing 24,592 gold ounces. We also milled 80,848 tons from the True North tailings at an average grade of 0.04 gold ounces per ton (1.24 grams per tonne) producing an additional 3,285 gold ounces.

•	Ounces sold and financial results - We sold 25,806 gold ounces and 3,174 silver ounces. Revenue was $42.2 million and Net loss was $51.2 million.

•

Cash flows and liquidity - Our ending cash balance was $5.7 million after $10.3 million used in operating activities, $19.1 million used in investing activities, and $26.9 million provided by financing activities. Ending working capital was $9.3 million.

•	Acquisition - On October 19, 2017, we completed the arrangement with Bison Gold Resources Inc. (“Bison Gold”).

Summary of Quarterly Results

The following tables summarize select financial and operating information for the most recent eight quarters (in thousands except ounces sold):

	Year ended December 31, 2017				For the period January 22 - December 31, 2016
Quarter ended:	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Gold sold (ounces)	8,983	5,591	6,832	4,400	7,016	1,000	—	—
Revenues	$14,621	$9,027	$11,287	$7,239	$10,686	$1,751	$—	$—
Net (loss)	$(33,134)	$(4,948)	$(4,257)	$(8,854)	$(12,392)	$(2,126)	$(880)	$(1,329)

I-C-3

True North and Bison were acquired on January 22, 2016 and October 19, 2017, respectively, and, as such, the Spinco had no operations or assets prior to 2016. Following the acquisition, True North was placed into production in the third quarter of 2016 and operations continued until January 9, 2018, when True North was placed on care and maintenance as it was unable to achieve its planned operating and production targets. Since its inception, over each of the last eight quarters, Spinco has recorded net losses, negative cash flows from operations, and relied significantly on its parent, Klondex, to fund its business. See the Financial Position, Liquidity, and Capital Resources section for a summary of amounts invested in Spinco from its parent Klondex.

Consolidated Financial Results of Operations

	Year ended December 31, 2017	For the period January 22 - December 31, 2016
Revenues	$42,174	$12,437
Cost of sales
Production costs	41,427	14,112
Depreciation and depletion	5,449	3,054
Write-down of production inventories	8,306	3,048

	(13,008)	(7,777)
Other operating expenses
General and administrative	5,201	2,547
Impairment on mineral properties, plant and equipment	28,230	—
Business acquisition costs	—	1,523
(Gain) loss on equipment disposal	(32)	23

(Loss) from operations	(46,407)	(11,870)
Other income (expense)
Finance charges, net	(6,108)	(4,595)
Foreign currency gain, net	1,187	99
Other income (expense), net	135	(361)

(Loss) before tax	$(51,193)	$(16,727)
Income tax (expense)	—	—

Net (loss) and comprehensive (loss)	$(51,193)	$(16,727)

Discussions of the above results for the year ended December 31, 2017 and the period January 22 - December 31, 2016 are discussed below.

Revenues

Revenue - The table below summarizes gold revenue, ounces sold, and average realized prices for the following periods (in thousands, except ounces sold and per ounce amounts):

	Year ended December 31, 2017	For the period January 22 - December 31, 2016	Change
Sales statistics:
Total gold revenue(1) (thousands)	$42,174	$12,437	$29,737
Gold ounces sold	25,806	8,016	17,790
Average realized gold price (per ounce)	$1,632	$1,549	$83

(1)	Includes $69k and $18k of silver revenue during the 2017 and 2016 periods, respectively.

I-C-4

Gold revenue increased during 2017 as True North had a full year of operations, compared to 2016 in which operations commenced in the third quarter. As shown in the Mining Operations section, during 2017 we increased the total ore tons milled while maintaining consistent grade and recoveries. During 2017, revenue benefited from an increase in the average realized price per gold ounce sold.

Cost of sales

Total cost of sales consists of production costs and depreciation and depletion. The table below summarizes changes in total cost of sales for the following periods (in thousands):

	Year ended December 31, 2017	For the period January 22 - December 31, 2016	Change
Production costs	$41,427	$14,112	$27,315
Depreciation and depletion	5,449	3,054	2,395
Write-down of production inventories	8,306	3,048	5,258

	$55,182	$20,214	$34,968

Production costs - For the reasons discussed in the above Revenues section, higher ounces sold largely contributed to increased production costs in 2017 from the 2016 period.

Depreciation and depletion - Depreciation and depletion increased during 2017 as compared to the 2016 period primarily due to changes in the volume of ounces sold.

Write-down of production inventories - Increases in production costs and depletion and depreciation led to write-downs of ending inventory balances at True North in 2017 and the 2016 period. See Note 6. Inventories for additional detail.

General and administrative expenses

General and administrative totaled $5.2 million and $2.5 million during 2017 and the 2016 period, respectively. Increases in 2017 are due to higher compensation and benefit costs from increased staff levels at the corporate office, which were allocated to Spinco. See Note 2. Summary of significant accounting policies for additional detail.

Impairment on mineral properties, plant and equipment

Annual impairment testing resulted in a $28.2 million write-down to True North’s long-lived assets during the year ended December 31, 2017, which was allocated among mineral properties and plant and equipment. See Note 8. Mineral properties, plant and equipment, net for additional detail.

Finance charges, net

Finance charges totaled $6.1 million and $4.6 million during 2017 and the 2016 period, respectively, and related to interest charges on Spinco’s intercompany debt with Klondex and the Promissory Note from the True North acquisition. See Note 9. Debt for additional detail.

Income tax expense

No tax expense or benefit was recorded for the year ended December 31, 2017 and the period January 22 - December 31, 2016. See Note 12. Income taxes for additional detail.

I-C-5

Net (loss) and comprehensive (loss)

For the reasons discussed above, we reported net loss of $51.2 million and $16.7 million during 2017 and the 2016 period, respectively.

Mining Operations

True North (Manitoba, Canada)

True North, located in Manitoba, Canada, is 100% owned, fully-permitted, and was acquired on January 22, 2016. True North is a past producing underground gold mining operation consisting of three underground deposits with a modern, fully-permitted mill. Under previous ownership, mining took place at True North continuously from 2007 until May 2015, when the operation was placed on care and maintenance. True North was placed into production towards the end of the third quarter of 2016 following the release of an updated mineral reserve and resource estimate.

	Year ended December 31, 2017			For the period January 22 - December 31, 2016
Mine Operations - True North(1)	Mine	Tailings	Total		Change
Ore tons mined	228,495	80,848	309,343	51,768	257,575
Gold mined (oz)	28,208	3,616	31,824	9,111	22,713
Ore tons milled	216,978	80,848	297,826	95,710	202,116
Average gold mill head grade (oz/ton)	0.12	0.04	0.10	0.11	(0.01)
Average gold recovery rate (%)	93.0%	91.0%	93.0%	92.7%	0.3%
Gold produced (oz)	24,592	3,285	27,877	10,187	17,690
Silver produced (oz)	3,174	—	3,174	853	2,321
Gold sold (oz)	22,562	3,244	25,806	8,016	17,790
Silver sold (oz)	3,174	—	3,174	853	2,321
Revenues and realized prices
Gold revenue (000s)			$42,105	$12,419	$29,686
Silver revenue (000s)			69	18	51

Total revenues (000s)			$42,174	$12,437	$29,737

Average realized gold price ($/oz)			$1,632	$1,549	$83
Average realized silver price ($/oz)			$21.74	$21.10	$0.64

(1)	The Company does not track silver operating statistics at True North due to silver being immaterial to the operation.

Operations and costs - At True North, we milled 216,978 ore tons, from mining operations, at an average milled head grade of 0.12 gold ounces per ton, producing 24,592 gold ounces. We also processed 80,848 tons from the True North tailings at an average grade of 0.04 gold ounces per ton, producing an additional 3,285 gold ounces.

After the Spinco performed an extensive review of the operational performance at True North and the 2018 objectives of Spinco and Klondex (its parent) as a whole, management decided to place the mine under care and maintenance to review strategic options and to provide optionality at higher metal prices. This decision was largely based on the site’s inability to achieve planned operating and cash flow targets in 2017 and to refocus Klondex’s resources on its Nevada assets. It is anticipated that Spinco will continue to process tailings through the mill for the near future in order to maximize cash flow and offset expected care and maintenance costs.

Spinco recognized write-downs to production inventories of $8.3 million for the year ended December 31, 2017 (see Note 6. Inventories for additional detail).

Capital spending - For the year ended December 31, 2017, capital spending was $18.9 million.

I-C-6

Ogama-Rockland (Manitoba, Canada)

There was no activity at the Ogama-Rockland property during the year ended December 31, 2017 as it was acquired late in the year.

Financial Position, Liquidity, and Capital Resources

	December 31, 2017	December 31, 2016
Cash	$5,683	$8,161
Total current assets	20,018	14,807
Total assets	74,412	76,044
Total current liabilities	10,680	5,804
Total liabilities	12,986	8,041
Total equity	61,426	68,003

As discussed in the above Summary of Quarterly Results and Consolidated Financial Results of Operations sections, Spinco acquired True North in January 2016 and commenced operations in the third quarter of 2016. In January 2018 the underground operations were reduced. Spinco has historically been dependent on financing from its parent, Klondex, as it has not generated positive operating cash flows and has incurred substantial capital expenditures in the 2017 and the 2016 periods.

General Strategy

Our liquidity and capital resources management strategy places substantial reliance on our parent, Klondex, which has historically provided all funding necessary to operate. Historically, Spinco has not had any access to third party financial resources (i.e., credit facilities or capital leases) and has not generated positive operating cash flows and has incurred substantial capital expenditures. There can be no assurance that Spinco will be able to obtain any future financing if the Arrangement Agreement is completed as its relationship with its parents will no longer exist. The following table provides a summary of investments received by Spinco from its parent, Klondex (in thousands):

	2017	2016
Balance, beginning of period	$84,730	$—
True North purchase (cash component)	—	28,486
Bison Gold Resources Inc. asset acquisition	9,081	—
Promissory Note repayment	—	16,076
Corporate allocations	3,219	1,985
Share-based compensation	1,084	514
Intercompany interest expense	5,944	3,011
Intercompany working capital advances	(1,014)	16,567
Other intercompany financing	26,302	18,091

Balance, end of period	$129,346	$84,730

Liquidity and Capital Resources

As discussed below in the Sources and Uses of Cash section, at December 31, 2017, our Cash balance totaled $5.7 million, decreasing $2.5 million from the December 31, 2016 balance of $8.2 million. We have placed substantially all of our cash in operating accounts with high-quality financial institutions, thereby ensuring balances remain readily available. Due to the nature of our operations and the composition of our balance sheet assets, at December 31, 2017, our current assets, which include Cash and Inventories represented substantially all of our liquid assets on hand and available sources of liquidity. The Arrangement Agreement terms contain a provision in which Hecla will subscribe for a 13.46% interest in Spinco by contributing US$7.0 million to Spinco.

I-C-7

Our working capital increased by $0.3 million from December 31, 2016 to December 31, 2017, and our working capital ratio decreased to 1.87. The following table summarizes working capital (in thousands, except working capital ratio):

	December 31, 2017	December 31, 2016	Change
Total current assets	$20,018	$14,807	$5,211
Total current liabilities	10,680	5,804	4,876

Working capital	$9,338	$9,003	$335

Working capital ratio(1)	1.87	2.55

(1)	Current assets divided by current liabilities.

Working capital changes related to the increase in total current assets were primarily attributable to a decrease in cash and cash equivalents (discussed below in the Sources and Uses of Cash section) offset by an increase in inventory. Working capital changes related to the increase in total current liabilities were primarily attributable to increases in accounts payable.

Sources and Uses of Cash

	Year ended December 31, 2017	For the period January 22 - December 31, 2016
Net (loss)	$(51,193)	$(16,727)
Net non-cash adjustments	43,704	10,578
Net change in non-cash working capital	(2,769)	(1,172)

Net cash used in operating activities	(10,258)	(7,321)
Net cash used in investing activities	(19,067)	(47,298)
Net cash provided by financing activities	26,858	62,780
Effect of foreign exchange on cash balances	(11)	—

Net (decrease) increase in cash	(2,478)	8,161
Cash, beginning of period	8,161	—

Cash, end of period	$5,683	$8,161

Operating Cash Flows - Our cash flows from operations are largely impacted by the number of ounces sold, average realized prices, and production costs. See the Consolidated Financial Results of Operations and Mining Operations sections for detail.

Investing Cash Flows - During 2017 and the 2016 period, net cash used in investing activities decreased as we acquired True North for $28.5 million in 2016. During 2017 and the 2016 period, expenditures on mineral properties, plant, and equipment totaled $18.9 million and $19.3 million, respectively.

Financing Cash Flows - During 2017 and the 2016 period, net cash provided by financing activities primarily related to amounts received from our parent, Klondex (see the table above in the General Strategy section). During the 2016 period, Spinco repaid $16.1 million on its Promissory Note.

Contractual Obligations

The following table provides our gross contractual obligations as of December 31, 2017 (in thousands):

	Less than 1 year	1-3 years	3-5 years	More than 5 years	Total
Reclamation obligation	—	—	—	4,952	4,952

I-C-8

The amounts shown above represent undiscounted amounts not reflective of inflation, see Note 10. Reclamation obligations for additional details.

Off-Balance Sheet Arrangements

As of December 31, 2017, there were no off-balance sheet arrangements.

Financial Instruments and Other Instruments

The Spinco is subject to certain risks, which are described below.

Credit risk

Credit risk arises from the non-performance by counterparties of contractual financial obligations, such as cash deposits and payments from metal sales. The Spinco maintains its cash balances with, and sells its metal to, major banks and financial institutions. The maximum exposure to credit risk is equal to the carrying value of the Spinco’s cash and trade receivables balances. The Spinco has not experienced any losses on cash balances or trade receivables and believes that no significant risk of loss exists.

Market risk

Market risk is the risk that future cash flows will fluctuate because of changes in market prices. Market risk comprises three types of risk: commodity price risk, interest rate risk, and foreign currency risk.

Commodity price risk - The Spinco is exposed to the risk of fluctuations in prevailing market commodity prices on the gold it produces. From time to time, the Spinco’s parent, Klondex, would mitigate price risk by entering into derivative financial instruments, such as fixed forward sales and collars. As of December 31, 2017, the Spinco itself had not entered into any agreements to mitigate its exposure to market price risk.

Interest rate risk - Interest rate risk is the risk that future cash flows will be negatively impacted because of changes in market interest rates. As of December 31, 2017, the Spinco did not have any debt obligation outstanding and therefore was not exposed to material interest rate risks.

Foreign currency risk - Foreign currency risk is the risk that future cash flows will fluctuate because of changes in foreign exchange rates. The Spinco’s foreign currency gains and losses primarily relate to amounts on intercompany loan balances and US dollar transactions with vendors. As of December 31, 2017, the Spinco had not entered into any agreements to mitigate its exposure to foreign currency risk.

Liquidity risk

Liquidity risk is the risk that the Spinco will not be able to meet its financial obligations when they fall due. The Spinco manages this risk through reviews of ongoing operations and the timing of capital expenditures. The Spinco has historically been dependent on its parent, Klondex, to fund any liquidity shortages (see Note 11. Parent company investment). Other than financing from Klondex, historically the Spinco has not had access to, or any funds come from, third-party sources such as revolving credit facilities. The Arrangement Agreement terms contain a provision in which Hecla will subscribe for a 13.46% interest in Spinco by contributing US $7.0 million to Spinco.

Critical Accounting Policies and Significant Judgments, Estimates, and Assumptions

Significant Accounting Policies

See Note 2. Summary of significant accounting policies for information on our significant accounting policies and Note 3. Recent accounting pronouncements for an evaluation of the impacts of recently issued, but not yet effective, accounting pronouncements.

I-C-9

Significant Judgments, Estimates, and Assumptions

This MD&A is based on our Carve-Out Financial Statements, which have been prepared in accordance with IFRS. The preparation of our Carve-Out Financial Statements requires us to make judgments, assumptions, and/or estimates that affect the reported amounts of assets, liabilities, and contingencies as of the date of the financial statements and reported amounts of expenses and taxes during reporting periods. Actual results may differ from estimates as the estimation process is inherently uncertain. Estimates are reviewed on an ongoing basis based on historical experience and other factors that are considered to be relevant at the time such estimates are made. Revisions to estimates and the resulting impacts on the carrying amounts of our assets and liabilities are accounted for prospectively.

For a detailed discussion of the judgments, estimates, and assumptions used in preparing our Carve-Out Financial Statements and this related MD&A, refer to Note 4. Significant Judgments, Estimates, and Assumptions.

Cautionary Notes

See “Cautionary Note Regarding Forward-Looking Information” in “Appendix I – Information Concerning Spinco” of the Management Information Circular of Klondex to which this MD&A is scheduled.

I-C-10

SCHEDULE “D”

MANAGEMENT’S DISCUSSION AND ANALYSIS OF HAVILAH

FOR THE THREE MONTHS ENDED MARCH 31, 2018

See attached.

I-D-1

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL POSITION AND RESULTS OF OPERATIONS

Three Months Ended March 31, 2018

This Management’s Discussion & Analysis (“MD&A”) provides a discussion and analysis of the financial condition and results of operations of the Canadian Spinco of Klondex (“Spinco”, “we”, “our”, “us”, or the “Company”) and should be read in conjunction with our unaudited Condensed Interim Carve-Out Financial Statements for the three months ended March 31, 2018 and the related notes thereto, which have been prepared in accordance with International Financial Reporting Standards (“IFRS”) as issued by the International Accounting Standards Board (“IASB”). Readers are advised that this MD&A has been prepared using technical information and contains “forward-looking statements”, both of which are subject to the risks discussed under the headings “Cautionary Note Regarding Forward-Looking Information” and “Risk Factors” of “Appendix I - Information Concerning Spinco” of the Management Information Circular of Klondex Mines Ltd. to which this MD&A is a schedule.

This MD&A has been prepared as of May 4, 2018. All dollar amounts included in this MD&A are expressed in thousands of Canadian dollars unless otherwise noted. References to US$ refers to United States dollars. References to “Notes” refers to the notes contained in our unaudited Condensed Interim Carve-Out Financial Statements for the three months ended March 31, 2018 prepared in accordance with IFRS.

About Spinco

Spin-out from Klondex Mines Ltd.

On March 16, 2018, Klondex Mines Ltd. (“Klondex”) entered into an arrangement agreement (the “Arrangement Agreement”) with Hecla Mining Company (“Hecla”) and 1156291 B.C. Unlimited Liability Company, a wholly-owned subsidiary of Hecla. Under the terms of the Arrangement Agreement, Hecla will acquire all the outstanding common shares of Klondex. As part of the Arrangement Agreement, Klondex shareholders will receive consideration consisting of cash, shares of Hecla common stock, or a combination of cash and Hecla common stock, plus shares of a new company, referred to in this MD&A as the Canadian Spinco of Klondex (“Spinco”), formed to hold Klondex’s Canadian assets comprised of Klondex Canada Ltd. and Bison Gold Resources, Inc. The Arrangement Agreement terms contain a provision in which Hecla will subscribe for a 13.46% interest in Spinco by contributing US$7.0 million to Spinco. The Arrangement Agreement has been approved by the boards of directors of Klondex and Hecla and is subject to the approval of Klondex’s securityholders.

I-D-2

About the Canadian Spinco of Klondex

If the Arrangement Agreement is approved by Klondex securityholders, the Spinco will hold Klondex’s Canadian assets, which are comprised of Klondex Canada Ltd., which holds the True North gold mine and mill (“True North”) and Bison Gold Resources Inc. which holds the Ogama-Rockland properties (“Ogama”), the 10% buy-back rights on the Snow Lake Property, and various early-stage assets located in Manitoba and Ontario, Canada. True North and Ogama were acquired on January 22, 2016 and October 19, 2017, respectively, and, as such, the Spinco had no operations or assets prior to 2016. Klondex placed True North into production in the third quarter of 2016 and operations continued until January 9, 2018, when True North was placed on care and maintenance (see Note 16. Subsequent events). Ogama is an exploration stage property located approximately 19 miles from True North.

Executive Summary and Annual Highlights	I-D-3
Summary of Quarterly Results	I-D-3
Consolidated Financial Results of Operations	I-D-4
Mining Operations	I-D-6
Financial Position, Liquidity, and Capital Resources	I-D-7
Contractual Obligations	I-D-8
Off-Balance Sheet Arrangements	I-D-9
Financial Instruments and Other Instruments	I-D-9
Critical Accounting Policies and Significant Judgments, Estimates, and Assumptions	I-D-9
Cautionary Notes	I-D-9

Executive Summary and Annual Highlights

•

Arrangement Agreement with Hecla - As discussed in the above About Spinco section and in Note 1. Organization and Nature of Operations, we entered in an agreement in which Hecla will acquire all the outstanding common shares of Klondex.

•	Health, safety, and environmental - No lost-time injuries occurred at True North during the quarter and as of March 31, 2018 we operated 143 days without a lost-time injury.

•

True North - During the first quarter the True North mine reduced underground operations and plans to process tailings in the future. During the first quarter True North mined 19,301 ore tons produced 2,091 gold ounces. No tailings were processed during the first quarter.

•	Ounces sold and financial results - We sold 5,151 gold ounces and 1,559 silver ounces. Revenue was $8.7 million and Net loss was $9.8 million.

•

Cash flows and liquidity - Our ending cash balance was $1.6 million after $5.1 million used in operating activities, $0.3 million used in investing activities, and $1.3 million provided by financing activities. Ending working capital was $4.7 million.

Summary of Quarterly Results

The following tables summarize select financial and operating information for the most recent eight quarters (in thousands except ounces sold):

	2018	2017				2016
Quarter ended:	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2
Gold sold (ounces)	5,151	8,983	5,591	6,832	4,400	7,016	1,000	—
Revenues	$8,688	$14,621	$9,027	$11,287	$7,239	$10,686	$1,751	$—
Net (loss)	$(9,840)	$(33,134)	$(4,948)	$(4,257)	$(8,854)	(12,392)	(2,126)	(880)

I-D-3

True North and Bison were acquired on January 22, 2016 and October 19, 2017, respectively, and, as such, the Spinco had no operations or assets prior to 2016. Following the acquisition, True North was placed into production in the third quarter of 2016 and operations continued until January 9, 2018, when True North was placed on care and maintenance as it was unable to achieve its planned operating and production targets. Since its inception, over each of the last eight quarters, Spinco has recorded net losses, negative cash flows from operations, and relied significantly on its parent, Klondex, to fund its business. See the Financial Position, Liquidity, and Capital Resources section for a summary of amounts invested in Spinco from its parent Klondex.

Consolidated Financial Results of Operations

	Three Months Ended March 31,
	2018	2017
Revenues	$8,688	$7,239
Cost of sales
Production costs	12,156	9,883
Depreciation and depletion	1,559	1,442
Write-down of production inventories	622	2,409

	(5,649)	(6,495)
Other operating expenses
General and administrative	1,746	1,271

(Loss) from operations	(7,395)	(7,766)
Other income (expense)
Finance charges, net	(1,941)	(1,226)
Foreign currency (loss) gain, net	(504)	138

(Loss) before tax	$(9,840)	$(8,854)
Income tax (expense)	—	—

Net (loss) and comprehensive (loss)	$(9,840)	$(8,854)

Discussions of the above results for the three months ended March 31, 2018 and 2017 are discussed below.

Revenues

Revenue - The table below summarizes gold revenue, ounces sold, and average realized prices for the following periods (in thousands, except ounces sold and per ounce amounts):

	Three Months Ended March 31,
Sales statistics:	2018	2017	Change
Total gold revenue(1) (thousands)	$8,688	$7,239	$1,449
Gold ounces sold	5,151	4,400	751
Average realized price (per ounce)	$1,680	$1,640	$40

(1)	Includes $33k and $24k of silver revenue during the 2018 and 2017 periods, respectively.

Gold revenue increased during three months ended March 31, 2018 as True North processed all of the stock piles, and benefited from an increase in the average realized price per gold ounce sold.

I-D-4

Cost of sales

Total cost of sales consists of production costs and depreciation and depletion. The table below summarizes changes in total cost of sales for the following periods (in thousands):

	Three Months Ended March 31,
	2018	2017	Change
Production costs	$12,156	$9,883	$2,273
Depreciation and depletion	1,559	1,442	117
Write-down of production inventories	622	2,409	(1,787)

	$14,337	$13,734	$603

Production costs - For the reasons discussed in the above Revenues section, higher ounces sold largely contributed to increased production costs in three months ended March 31, 2018 as compared to the same period of the prior year.

Depreciation and depletion - Depreciation and depletion increased during three months ended March 31, 2018 as compared to the 2017 period primarily due to changes in the volume of ounces sold.

Write-down of production inventories - Decreases in ounces held in inventory at the end of March 31, 2018 as compared to March 31, 2017 reduced write-downs of ending inventory balances at True North. See Note 4. Inventories for additional detail.

General and administrative expenses

General and administrative totaled $1.7 million and $1.3 million during three months ended March 31, 2018 and the 2017 period, respectively. Increases in 2018 are due to severance costs from reducing underground operations. See Note 1. Organization and Nature of Operations for additional detail.

Finance charges, net

Finance charges totaled $1.9 million and $1.2 million during the three months ended March 31, 2018 and the 2017 period, respectively, and related to interest charges on Spinco’s intercompany debt with Klondex. See Note 7. Debt for additional detail.

Income tax expense

No tax expense or benefit was recorded for the three months ended March 31, 2018 and the 2017 period. See Note 9. Income taxes for additional detail.

Net (loss)

For the reasons discussed above, we reported net loss of $9.8 million and $8.9 million during the three months ended March 31, 2018 and the 2017 period, respectively.

I-D-5

Mining Operations

True North (Manitoba, Canada)

True North, located in Manitoba, Canada, is 100% owned, fully-permitted, and was acquired on January 22, 2016. True North is a past producing underground gold mining operation consisting of three underground deposits with a modern, fully-permitted mill. Under previous ownership, mining took place at True North continuously from 2007 until May 2015, when the operation was placed on care and maintenance. True North was placed into production towards the end of the third quarter of 2016 following the release of an updated mineral reserve and resource estimate.

	Three Months Ended March 31,
Mine Operations - True North(1) (2)	2018	2017	Change
Ore tons mined	19,301	28,686	(9,385)
Gold mined (oz)	0.12	0.14	(0.02)
Ore tons milled	19,390	28,936	(9,546)
Average gold mill head grade (oz/ton)	0.12	0.14	(0.02)
Average gold recovery rate (%)	92.3%	96.1%	(3.8%)
Gold produced (oz)	2,091	3,800	(1,709)
Silver produced (oz)	1,559	—	1,559
Gold sold (oz)	5,151	4,400	751
Silver sold (oz)	1,559	1,000	559
Revenues and realized prices
Gold revenue (000s)	$8,655	$7,215	$1,440
Silver revenue (000s)	33	24	9

Total revenues (000s)	$8,688	$7,239	$1,449

Average realized gold price ($/oz)	$1,680	$1,640	$40
Average realized silver price ($/oz)	$21.17	$24.00	$(2.83)

(1)	The Company does not track silver operating statistics at True North due to silver being immaterial to the operation.
(2)	No tailings were processed during the first quarter of 2018 and 2017.

Operations and costs - At True North, we milled 19,390 ore tons, from mining operations, at an average milled head grade of 0.12 gold ounces per ton, producing 2,091 gold ounces.

It is anticipated that Spinco will begin to process tailings through the mill for the near future in order to maximize cash flow and offset expected care and maintenance costs.

Spinco recognized write-downs to production inventories of $0.6 million for the three months ended March 31, 2018 (see Note 4. Inventories for additional detail).

Capital spending - For the three months ended March 31, 2018, capital spending was nil.

Ogama-Rockland (Manitoba, Canada)

There was no activity at the Ogama-Rockland property during the three months ended March 31, 2018 as it was acquired late in 2017.

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Financial Position, Liquidity, and Capital Resources

	March 31, 2018	December 31, 2017
Cash	$1,569	$5,683
Total current assets	8,079	20,018
Total assets	61,163	74,412
Total current liabilities	3,331	10,681
Total liabilities	5,676	12,987
Total equity	55,487	61,425

As discussed in the above Summary of Quarterly Results and Consolidated Financial Results of Operations sections, in January 2018 the underground operations were reduced. Spinco has historically been dependent on financing from its parent, Klondex, as it has not generated positive operating cash flows and has incurred substantial capital expenditures.

General Strategy

Our liquidity and capital resources management strategy places substantial reliance on our parent, Klondex, which has historically provided all funding necessary to operate. Historically, Spinco has not had any access to third party financial resources (i.e., credit facilities or capital leases) and has not generated positive operating cash flows and has incurred substantial capital expenditures. There can be no assurance that Spinco will be able to obtain any future financing if the Arrangement Agreement is completed as its relationship with its parents will no longer exist. The following table provides a summary of investments received by Spinco from its parent, Klondex (in thousands):

2018
Balance, beginning of period	$129,346
Corporate allocations	195
Share-based compensation	44
Intercompany interest expense	1,901
Intercompany working capital advances	254
Other intercompany financing	1,508

Balance, end of period	$133,248

Liquidity and Capital Resources

As discussed below in the Sources and Uses of Cash section, at March 31, 2018, our Cash balance totaled $1.6 million, decreasing $4.1 million from the December 31, 2017 balance of $5.7 million. We have placed substantially all of our cash in operating accounts with high-quality financial institutions, thereby ensuring balances remain readily available. Due to the nature of our operations and the composition of our balance sheet assets, at March 31, 2018, our current assets, which include Cash and Inventories represented substantially all of our liquid assets on hand and available sources of liquidity. The Arrangement Agreement terms contain a provision in which Hecla will subscribe for a 13.46% interest in Spinco by contributing US$7.0 million to Spinco.

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Our working capital increased by $4.6 million from December 31, 2017 to March 31, 2018, and our working capital ratio increased to 2.43. The following table summarizes working capital (in thousands, except working capital ratio):

	March 31, 2018	December 31, 2017	Change
Total current assets	$8,079	$20,018	$(11,939)
Total current liabilities	3,331	10,681	(7,350)

Working capital	$4,748	$9,337	$(4,589)

Working capital ratio(1)	2.43	1.87

(1)	Current assets divided by current liabilities.

Working capital changes related to the increase in total current assets were primarily attributable to a decrease in cash and cash equivalents (discussed below in the Sources and Uses of Cash section) offset by an increase in inventory. Working capital changes related to the increase in total current liabilities were primarily attributable to increases in accounts payable.

Sources and Uses of Cash

	Three Months Ended March 31,
	2018	2017
Net (loss)	$(9,840)	$(8,854)
Net non-cash adjustments	4,311	3,005
Net change in non-cash working capital	449	2,614

Net cash used in operating activities	(5,080)	(3,235)
Net cash used in investing activities	(291)	(4,944)
Net cash provided by financing activities	1,255	4,611
Effect of foreign exchange on cash balances	2	(1)

Net decrease in cash	(4,114)	(3,569)
Cash, beginning of period	5,683	8,161

Cash, end of period	$1,569	$4,592

Operating Cash Flows - Our cash flows from operations are largely impacted by the number of ounces sold, average realized prices, and production costs. See the Consolidated Financial Results of Operations and Mining Operations sections for detail.

Investing Cash Flows - During the three months ended March 31, 2018 and 2017, expenditures on mineral properties, plant, and equipment totaled nil and $4.6 million, respectively.

Financing Cash Flows - During the three months ended March 31, 2018 and 2017, net cash provided by financing activities primarily related to amounts received from our parent, Klondex (see the table above in the General Strategy section).

Contractual Obligations

The following table provides our gross contractual obligations as of March 31, 2018 (in thousands):

	Less than 1 year	1-3 years	3-5 years	More than 5 years	Total
Reclamation obligation	—	—	—	4,952	4,952

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The amounts shown above represent undiscounted amounts not reflective of inflation, amount remains consistent.

Off-Balance Sheet Arrangements

As of March 31, 2018 there were no off-balance sheet arrangements.

Financial Instruments and Other Instruments

The Spinco’s commodity price risks, interest rate risks, and foreign currency risks have not changed from those listed in the most recent annual audited financial statements.

Critical Accounting Policies and Significant Judgments, Estimates, and Assumptions

Significant Accounting Policies

See Note 2. Summary of significant accounting policies for information on our significant accounting policies and Note 3. Recent accounting pronouncements for an evaluation of the impacts of recently issued, but not yet effective, accounting pronouncements.

Significant Judgments, Estimates, and Assumptions

This MD&A is based on our interim Carve-Out Financial Statements, which have been prepared in accordance with IFRS. The preparation of our Carve-Out Financial Statements requires us to make judgments, assumptions, and/or estimates that affect the reported amounts of assets, liabilities, and contingencies as of the date of the financial statements and reported amounts of expenses and taxes during reporting periods. Actual results may differ from estimates as the estimation process is inherently uncertain. Estimates are reviewed on an ongoing basis based on historical experience and other factors that are considered to be relevant at the time such estimates are made. Revisions to estimates and the resulting impacts on the carrying amounts of our assets and liabilities are accounted for prospectively.

For a detailed discussion of the judgments, estimates, and assumptions used in preparing our interim Carve-Out Financial Statements and this related MD&A, refer to the most recent annual statements.

Cautionary Notes

See “Cautionary Note Regarding Forward-Looking Information” in “Appendix I – Information Concerning Spinco” of the Management Information Circular of Klondex to which this MD&A is scheduled.

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SCHEDULE “E”

MANDATE OF THE BOARD OF DIRECTORS

1.	INTRODUCTION

The directors (the “Board”) of Havilah Mining Corporation (“Havilah”) are responsible for the stewardship of Havilah. The purpose of this mandate is to describe the principal duties and responsibilities of the Board as well as some of the policies and procedures the Board will adopt to assist it in discharging its duties and responsibilities.

2.	ROLE AND RESPONSIBILITIES OF THE BOARD

The role of the Board is to represent the shareholders of Havilah, enhance and maximize shareholder value and conduct the business and affairs of Havilah ethically and in accordance with the highest standards of corporate governance. The Board is ultimately accountable and responsible for providing independent, effective leadership in supervising the management of the business and affairs of Havilah.

The responsibilities of the Board include:

•	adopting a strategic planning process;

•	risk identification and ensuring that procedures are in place for the management of those risks;

•	review and approval of annual operating plans and budgets;

•	corporate social responsibility, ethics and integrity;

•	succession planning, including the appointment, training and supervision of management;

•	delegations and general approval guidelines for management;

•	monitoring financial reporting and management;

•	corporate disclosure and communications;

•	adopting measures for receiving feedback from stakeholders; and

•

adopting key corporate policies designed to ensure that Havilah, its directors, officers and employees comply with all applicable laws, rules and regulations and conduct their business ethically and with honesty and integrity.

The Board will select one of its members to be appointed Chairman at the first Board meeting following the annual general meeting of shareholders of Havilah for such term as the Board may determine. The Board has a preference for an independent, non-executive Chairman of the Board.

The Board will delegate responsibility for the day-to-day management of Havilah’s business and affairs to Havilah’s senior officers and will supervise such senior officers.

The Board may delegate certain matters it is responsible for to Board committees. The Board will, however, retain its oversight function and ultimate responsibility for these matters and all other delegated responsibilities.

3.	STRATEGIC PLANNING PROCESS AND RISK MANAGEMENT

The Board will adopt a strategic planning process to establish objectives and goals for Havilah’s business and will review, approve and modify as appropriate the strategies proposed by senior management to achieve such objectives and goals. The Board will review and approve, at least on an annual basis, a strategic plan, which takes into account, among other things, the opportunities and risks of Havilah’s business and affairs.

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The Board, in conjunction with management, will identify the principal risks of Havilah’s business and oversee management’s implementation of appropriate systems to effectively monitor, manage and mitigate the impact of such risks.

4.	CORPORATE SOCIAL RESPONSIBILITY, ETHICS AND INTEGRITY

The Board will provide leadership to Havilah in support of its commitment to Corporate Social Responsibility, set the ethical tone for Havilah and its management and foster ethical and responsible decision making by management. The Board will take all reasonable steps to satisfy itself of the integrity of the Chief Executive Officer and management and satisfy itself that the Chief Executive Officer and management create a culture of integrity throughout the organization.

5.	SUCCESSION PLANNING, APPOINTMENT AND SUPERVISION OF MANAGEMENT

The Board will approve the succession plan for Havilah, including the selection, appointment, supervision and evaluation of the Chief Executive Officer and the other senior officers of Havilah, and will also approve the compensation of the Chief Executive Officer and the other senior officers of Havilah.

6.	DELEGATIONS AND APPROVAL AUTHORITIES

The Board will delegate to the Chief Executive Officer and senior management authority over the day-to-day management of the business and affairs of Havilah. This delegation of authority will be subject to specified financial limits and any transactions or arrangements in excess of general authority guidelines will be reviewed by and subject to the prior approval of the Board.

7.	MONITORING OF FINANCIAL REPORTING AND MANAGEMENT

The Board will approve all regulatory filings where it is required to do so under applicable laws, rules and regulations. Without limiting the generality of the foregoing, the Board will approve the annual audited financial statements, interim financial statements, the notes and management discussion and analysis accompanying such financial statements, quarterly and annual reports, management proxy circulars, annual information forms and prospectuses. The Board will also approve capital investments out of the ordinary course of business, equity financings, borrowings out of the ordinary course of business and all annual operating plans and budgets.

The Board will adopt procedures to ensure the integrity of internal controls and management information systems, to ensure compliance with all applicable laws, rules and regulations, and to prevent violations of applicable laws, rules and regulations relating to financial reporting and disclosure, and violation of Havilah’s code of business conduct and ethics.

8.	CORPORATE DISCLOSURE AND COMMUNICATIONS

The Board will ensure that all corporate disclosure complies with all applicable laws, rules and regulations and the rules and regulations of the stock exchanges upon which Havilah’s securities are listed. In addition, the Board may adopt procedures for receiving feedback from stakeholders on material issues.

9.	CORPORATE POLICIES

The Board will adopt and annually review policies and procedures designed to ensure that Havilah, its directors, officers and employees comply with all applicable laws, rules and regulations and conduct Havilah’s business ethically and with honesty and integrity. Policies the Board may adopt include without limitation the following:

•	Code of Business Conduct and Ethics

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•	Foreign Corrupt Practices Policy

•	Whistleblower Policy

•	Safety, Health and Environmental Policy

•	Corporate Disclosure Policy

•	Contract Approval and Authority Limits Policy

10.	REVIEW OF MANDATE

The Corporate Governance and Compensation Committee will annually review and assess the adequacy of this Mandate and recommend any proposed changes to the Board for consideration.

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SCHEDULE “F”

HAVILAH OPTION PLAN

ARTICLE I

DEFINITIONS AND INTERPRETATION

1.01

Definitions. For purposes of this Share Option Plan, unless such capitalized word or term is otherwise defined herein or the context in which such capitalized word or term is used herein otherwise requires, the following words and terms with the initial letter or letters thereof capitalized shall have the following meanings:

(a)

“Blackout Period” means a period of time during which (i) the trading guidelines of the Corporation, as amended or replaced from time to time, restrict one or more Participants from trading in securities of the Corporation or (ii) the Corporation has determined that one or more Participants may not trade any securities of the Corporation;

(b)	“Blackout Period Expiry Date” means the date on which a Blackout Period expires;

(c)	“Business Day” means a day on which the Stock Exchange is open for trading;

(d)	“Committee” means the Directors or, if the Directors so determine in accordance with Section 2.03 hereof, the committee of the Directors authorized to administer this Share Option Plan;

(e)	“Common Shares” means the common shares of the Corporation, as adjusted in accordance with the provisions of article five hereof from time to time;

(f)	“Corporation” means Havilah Mining Corporation, a corporation existing under the Business Corporations Act (British Columbia), and any successor thereof;

(g)	“Designated Affiliates” means the affiliates of the Corporation designated by the Committee for purposes of this Share Option Plan from time to time;

(h)	“Directors” means the directors of the Corporation from time to time;

(i)	“Eligible Directors” means the Directors or the directors of any Designated Affiliate from time to time;

(j)

“Eligible Employees” means employees and officers, whether Directors or not, of the Corporation or any Designated Affiliate, provided that such employees and officers are either individuals who are considered employees under the Income Tax Act (Canada) or individuals who work full-time, or on a continuing and regular basis for a minimum amount of time per week, for the Corporation or a Designated Affiliate providing services normally provided by an employee and who are subject to the same control and direction by the Corporation or a Designated Affiliate over the details and methods of work as an employee of the Corporation or a Designated Affiliate, but for whom income tax deductions are not made at source;

(k)

“Employment Contract” means any contract between the Corporation or any Designated Affiliate and any Eligible Employee, Eligible Director or Other Participant relating to, or entered into in connection with, the employment or departure of the Eligible Employee, the appointment, election or departure of the Eligible Director or the engagement of the Other Participant or any other agreement to which the Corporation or a Designated Affiliate is a party with respect to the rights of such Participant in respect of a change in control of the Corporation or the termination of employment, appointment, election or engagement of such Participant;

(l)	“Exercise Price” has the meaning given to such term in Section 3.03 hereof;

(m)	“Insider” has the meaning given to such term in the policies of the TSX Venture Exchange;

(n)	“Option” means an option to purchase Common Shares granted pursuant to, or governed by, this Share Option Plan;

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(o)	“Optionee” means a Participant to whom an Option has been granted pursuant to this Share Option Plan;

(p)	“Option Period” means the period of time during which the particular Option may be exercised, including as extended in accordance with Section 3.04 hereof;

(q)

“Other Participant” means, other than an Eligible Director or an Eligible Employee, any individual engaged to provide ongoing management, advisory, consulting, technical or other services (other than services provided in relation to a distribution of securities of the Corporation) for the Corporation or a Designated Affiliate, or any employee of such person, under a written contract between the Corporation and such person, and who spends or will spend a significant amount of time and attention on the affairs and business of the Corporation or a Designated Affiliate and has a relationship with the Corporation or a Designated Affiliate that enables such person to be knowledgeable about the business and affairs of the Corporation or Designated Affiliate, as the case may be;

(r)	“Participant” means each Eligible Director, Eligible Employee and Other Participant;

(s)	“Share Option Plan” means this share option plan as amended from time to time;

(t)

“Stock Exchange” means the TSX Venture Exchange or, if the Common Shares are not then listed on the TSX Venture Exchange, such other principal market on which the Common Shares are then traded as designated by the Committee from time to time;

(u)	“Termination” has the meaning given to such term in Section 3.11 hereof;

(v)

“U.S. Participant” means a Participant who is a U.S. citizen, a U.S. resident for U.S. tax purposes, or any other Participant whose Options awarded under the Plan are subject to taxation under the U.S. Internal Revenue Code; and

(w)	“U.S. Securities Act” has the meaning given to such term in Section 4.02 hereof.

1.02	Securities Definitions. In this Share Option Plan, the terms “affiliate”, “associate” and “subsidiary” shall have the meaning given to such terms in the Securities Act (Ontario).

1.03

Headings. The headings of all articles, sections, paragraphs and subparagraphs in this Share Option Plan are inserted for convenience of reference only and shall not affect the construction or interpretation of this Share Option Plan.

1.04

Context, Construction. Whenever the singular or masculine are used in this Share Option Plan the same shall be construed as being the plural or feminine or neuter or vice versa where the context so requires. The word “person” shall be given the widest meaning possible and shall include, without limitation, an individual, a corporation, a partnership, a limited partnership or any other unincorporated entity.

1.05

References to this Share Option Plan. The words “hereto”, “herein”, “hereby”, “hereunder”, “hereof” and similar expressions mean or refer to this Share Option Plan as a whole and not to any particular article, section, paragraph, subparagraph or other part hereof.

1.06	Canadian Funds. Unless otherwise specifically provided, all references to dollar amounts in this Share Option Plan are references to lawful money of Canada.

ARTICLE II

PURPOSE AND ADMINISTRATION OF THIS SHARE OPTION PLAN

2.01

Purpose of this Share Option Plan. This Share Option Plan provides for the potential acquisition of Common Shares by Participants for the purpose of advancing the interests of the Corporation through the motivation, attraction and retention of key employees, directors and consultants of the Corporation and the Designated Affiliates and to secure for the Corporation and the shareholders of the Corporation the benefits

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inherent in the ownership of Common Shares by key employees, directors and consultants of the Corporation and the Designated Affiliates, it being generally recognized that share incentive plans can aid in attracting, retaining and encouraging employees, directors and consultants due to the opportunity offered to them to acquire a proprietary interest in the Corporation.

2.02

Administration of this Share Option Plan. This Share Option Plan shall be administered by the Committee and the Committee shall have full authority to administer this Share Option Plan, including the authority to interpret and construe any provision of this Share Option Plan and to adopt, amend and rescind such rules and regulations for administering this Share Option Plan as the Committee may deem necessary or desirable in order to comply with the requirements of this Share Option Plan, subject in all cases to compliance with regulatory requirements. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and conclusive and shall be binding on the Participants and the Corporation. No member of the Committee shall be personally liable for any action taken or determination or interpretation made in good faith in connection with this Share Option Plan and all members of the Committee shall, in addition to their rights as Directors, be fully protected, indemnified and held harmless by the Corporation with respect to any such action taken or determination or interpretation made. The appropriate officers of the Corporation are hereby authorized and empowered to do all things and execute and deliver all instruments, undertakings and applications and writings as they, in their absolute discretion, consider necessary or desirable for the implementation of this Share Option Plan and of the rules and regulations established for administering this Share Option Plan. All costs incurred in connection with this Share Option Plan shall be for the account of the Corporation. This Share Option Plan shall be administered in accordance with the rules and policies of the TSX Venture Exchange by the Committee so long as the Common Shares are listed on the TSX Venture Exchange.

2.03

Delegation to Committee. All of the powers exercisable hereunder by the Directors may, to the extent permitted by applicable law and as determined by resolution of the Directors, be exercised by a committee of the Directors comprised of not less than three Directors.

2.04	Record Keeping. The Corporation shall maintain a register in which shall be recorded:

(a)	the name and address of each Optionee;

(b)	the number of Common Shares subject to Options granted to each Optionee; and

(c)	the aggregate number of Common Shares subject to Options.

2.05

Determination of Participants. The Committee shall from time to time determine the Participants who may participate in this Share Option Plan. The Committee shall from time to time determine the Participants to whom Options shall be granted, the number of Common Shares to be made subject to, and the expiry date of, each Option granted to each Participant and the other terms, including any vesting provisions, of each Option granted to each Participant, all such determinations to be made in accordance with the terms and conditions of this Share Option Plan, and the Committee may take into consideration the present and potential contributions of, and the services rendered by, the particular Participant to the success of the Corporation and any other factors which the Committee deems appropriate and relevant. All Eligible Employees and Other Participants shall be bona fide Eligible Employees or Other Participants, as the case may be.

2.06	Maximum Number of Shares.

(a)

The maximum number of Common Shares reserved for issue pursuant to this Share Option Plan shall be determined from time to time by the Committee but, in any case, shall not exceed, in the aggregate, 10% of the number of Common Shares then outstanding.

(b)

The maximum number of Common Shares reserved for issue pursuant to Options granted under this Share Option Plan to Participants who are Insiders of the Corporation in any 12 month period shall not exceed 10% of the number of Common Shares then outstanding, unless disinterested shareholder approval is received therefor in accordance with the policies of the Stock Exchange.

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(c)

The maximum number of Common Shares reserved for issue to any one Participant upon the exercise of Options in any 12 month period shall not exceed 5% of the number of Common Shares then outstanding, unless disinterested shareholder approval is received therefor in accordance with the policies of the Stock Exchange.

(d)

The maximum number of Common Shares reserved for issue to any one Other Participant upon the exercise of Options in any 12 month period shall not exceed 2% of the number of Common Shares then outstanding.

(e)

The maximum number of Common Shares reserved for issue to all Eligible Employees and to all Other Participants conducting Investor Relations Activities (as such terms are defined in the policies of the TSX Venture Exchange) upon the exercise of Options in any 12 month period shall not exceed, in the aggregate, 2% of the number of Common Shares then outstanding. Options granted to Other Participants performing Investor Relations Activities shall vest in stages over a 12 month period, with no more than  1⁄4 of the Options vesting in any three month period. The Directors shall, through the establishment of appropriate procedures, monitor the trading in the securities of the Corporation by all Optionees performing Investor Relations Activities.

For purposes of this Section 2.06, “the number of Common Shares then outstanding” shall mean the number of Common Shares outstanding on a non-diluted basis calculated at the date of the proposed grant of the applicable Option.

ARTICLE III

SHARE OPTION PLAN

3.01	The Share Option Plan and Participants. This Share Option Plan is hereby established for Eligible Directors, Eligible Employees and Other Participants.

3.02

Option Notice or Agreement. Each Option granted to a Participant may be evidenced by a stock option notice or stock option agreement setting out terms and conditions consistent with the provisions of this Share Option Plan, which terms and conditions need not be the same in each case and which terms and conditions may be changed from time to time.

3.03

Exercise Price. The price per share (the “Exercise Price”) at which any Common Share which is the subject of an Option may be purchased shall be determined by the Committee at the time the Option is granted, provided that the Exercise Price shall be not less than the closing price of the Common Shares on the Stock Exchange on the last trading day immediately preceding the date of the grant of such Option less the maximum discount, if any, permitted by the Stock Exchange or, if the Common Shares are not then listed on any stock exchange, the Exercise Price shall not be less than the fair market value of the Common Shares as may be determined by the Directors on the day immediately preceding the date of the grant of such Option. Disinterested shareholder approval shall be required for any reduction in the Exercise Price of any Option if the Optionee is an Insider of the Corporation at the time of the proposed amendment to the Exercise Price. Notwithstanding the foregoing, the Exercise Price of an Option awarded to a U.S. Participant shall be not less than the closing price of the Common Shares on the Stock Exchange on the last trading day immediately preceding the date of the grant of such Option.

3.04

Term of Option. The Option Period for each Option shall be such period of time as shall be determined by the Committee, subject to amendment by an Employment Contract, provided that in no event shall an Option Period exceed ten years. Notwithstanding the definition of Option Period contained herein or the foregoing, the expiration date of an Option will be the date fixed by the Directors with respect to such Option unless such expiration date falls within a Blackout Period or within ten days after a Blackout Period Expiry Date, in which case the expiration date of the Option will be the date which is ten Business Days after the Blackout Period Expiry Date. Disinterested shareholder approval shall be required for the extension of any Option Period if the Optionee is an Insider of the Corporation at the time of the proposed amendment to the Option Period.

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3.05

Lapsed Options. If Options granted under this Share Option Plan are surrendered, terminate or expire without being exercised in whole or in part, new Options may be granted covering the Common Shares not purchased under such lapsed Options (or such lapsed stock options).

3.06

Limit on Options to be Exercised. Except as otherwise specifically provided herein or in any Employment Contract, Options may be exercised by the Optionee in whole at any time, or in part from time to time (in each case to the nearest full Common Share), during the Option Period only in accordance with the vesting schedule, if any, determined by the Committee, in its sole and absolute discretion, subject to the applicable requirements of the Stock Exchange, at the time of the grant of the Option, which vesting schedule may include performance vesting or acceleration of vesting in certain circumstances and which may be amended or changed by the Committee from time to time with respect to a particular Option. If the Committee does not determine a vesting schedule at the time of the grant of any particular Option, such Option shall be exercisable in whole at any time, or in part from time to time, during the Option Period, subject to the applicable requirements of the Stock Exchange. In the event that the Common Shares are listed on the TSX Venture Exchange, Options with an Exercise Price based on the Discounted Market Price (as such term is defined in the policies of the TSX Venture Exchange), and the Common Shares issuable upon the exercise thereof, shall be subject to the restricted period and legending requirements imposed by the policies of the TSX Venture Exchange.

3.07

Eligible Participants on Exercise. An Option may be exercised by the Optionee in whole at any time, or in part from time to time, during the Option Period, provided however that, except as otherwise specifically provided in Section 3.10 or Section 3.11 hereof or in any Employment Contract, no Option may be exercised unless the Optionee at the time of exercise thereof is:

(a)

in the case of an Eligible Employee, an officer of the Corporation or a Designated Affiliate or in the employment of the Corporation or a Designated Affiliate and has been continuously an officer or so employed since the date of the grant of such Option, provided however that a leave of absence with the approval of the Corporation or such Designated Affiliate shall not be considered an interruption of employment for purposes of this Share Option Plan;

(b)

in the case of an Eligible Director who is not also an Eligible Employee, a director of the Corporation or a Designated Affiliate and has been such a director continuously since the date of the grant of such Option; and

(c)

in the case of an Other Participant, engaged, directly or indirectly, in providing ongoing management, advisory, consulting, technical or other services for the Corporation or a Designated Affiliate and has been so engaged since the date of the grant of such Option.

3.08

Payment of Exercise Price. The issue of Common Shares on the exercise of any Option shall be contingent upon receipt by the Corporation of payment of the aggregate purchase price for the Common Shares in respect of which the Option has been exercised by cash or certified cheque delivered to the registered office of the Corporation together with a completed notice of exercise. No Optionee or legal representative, legatee or distributee of any Optionee will be, or will be deemed to be, a holder of any Common Shares with respect to which such Optionee was granted an Option, unless and until certificates for such Common Shares are issued to such Optionee, or them, under the terms of this Share Option Plan. Subject to Section 3.12 hereof, upon an Optionee exercising an Option and paying the Corporation the aggregate purchase price for the Common Shares in respect of which the Option has been exercised, the Corporation shall as soon as practicable thereafter issue and deliver a certificate representing the Common Shares so purchased.

3.09	Acceleration on Take-over Bid, Consolidation, Merger, etc. In the event that:

(a)	the Corporation seeks or intends to seek approval from the shareholders of the Corporation for a transaction which, if completed, would constitute an Acceleration Event (as defined below); or

(b)	a person makes a bona fide offer or proposal to the Corporation or the shareholders of the Corporation which, if accepted or completed, would constitute an Acceleration Event,

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the Corporation shall send notice to all Optionees of such transaction, offer or proposal as soon as practicable and, provided that the Committee has determined that no adjustment will be made pursuant to Section 5.06 hereof, (i) the Committee may, by resolution and notwithstanding any vesting schedule applicable to any Option or Section 3.06 hereof, permit all Options outstanding which have restrictions on their exercise to become immediately exercisable during the period specified in the notice (but in no event later than the applicable expiry date of an Option), so that the Optionee may participate in such transaction, offer or proposal, and (ii) the Committee may accelerate the expiry date of such Options and the time for the fulfillment of any conditions or restrictions on such exercise.

In this Section 3.09, an Acceleration Event means:

(i)

the acquisition by any “offeror” (as defined in section 89 of the Securities Act (Ontario) as of the date hereof) of beneficial ownership of more than 50% of the votes attached to the outstanding voting securities of the Corporation, by means of a take-over bid or otherwise;

(ii)

any consolidation, merger, statutory amalgamation or arrangement involving the Corporation and pursuant to which the Corporation will not be the continuing or surviving corporation or pursuant to which the Common Shares will be converted into cash or securities or property of another entity, other than a transaction involving the Corporation and in which the shareholders of the Corporation immediately prior to the completion of the transaction will have the same proportionate ownership of the surviving corporation immediately after the completion of the transaction;

(iii)	a separation of the business of the Corporation into two or more entities;

(iv)	any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Corporation to another entity; or

(v)	the approval by the shareholders of the Corporation of any plan of liquidation or dissolution of the Corporation.

3.10

Effect of Death. If a Participant or, in the case of an Other Participant which is not an individual, the primary individual providing services to the Corporation or Designated Affiliate on behalf of the Other Participant, shall die, any outstanding Option held by such Participant or Other Participant at the date of such death shall become immediately exercisable notwithstanding Section 3.06 hereof, and shall be exercisable in whole or in part only by the person or persons to whom the rights of the Optionee under the Option shall pass by the will of the Optionee or the laws of descent and distribution for a period of 12 months after the date of death of the Optionee or prior to the expiration of the Option Period in respect of the Option, whichever is earlier, and then only to the extent that such Optionee was entitled to exercise the Option at the date of the death of such Optionee in accordance with Sections 3.06, 3.07 and 3.11 hereof.

3.11	Effect of Termination of Engagement. If a Participant shall:

(a)	cease to be a director of the Corporation or of a Designated Affiliate, as the case may be (and is not or does not continue to be an employee thereof), for any reason (other than death); or

(b)

cease to be employed by, or provide services to, the Corporation or the Designated Affiliates (and is not or does not continue to be a director or officer thereof), or any corporation engaged to provide services to the Corporation or the Designated Affiliates, for any reason (other than death) or shall receive notice from the Corporation or any Designated Affiliate of the termination of his Employment Contract;

(the earliest to occur of any of the foregoing events being referred to herein as a “Termination”), except as otherwise provided in any Employment Contract, such Participant may, but only within the 90 days next succeeding such Termination, exercise the Options to the extent that such Participant was entitled to exercise such Options at the date of such Termination. Notwithstanding the foregoing or any Employment Contract, in no event shall such right extend beyond the Option Period or one year from the date of Termination.

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3.12

Necessary Approvals. The obligation of the Corporation to issue and deliver any Common Shares in accordance with this Share Option Plan shall be subject to any necessary approval of any stock exchange or regulatory authority having jurisdiction over the securities of the Corporation. If any Common Shares cannot be issued to any Participant upon the exercise of an Option for whatever reason, the obligation of the Corporation to issue such Common Shares shall terminate and any exercise price paid to the Corporation in respect of the exercise of such Option shall be returned to the Participant.

ARTICLE IV

WITHHOLDING TAXES AND SECURITIES LAWS

OF THE UNITED STATES OF AMERICA

4.01

Withholding Taxes. The Corporation or any Designated Affiliate may take such steps as are considered necessary or appropriate for the withholding of any taxes which the Corporation or any Designated Affiliate is required by any law or regulation of any governmental authority whatsoever to withhold in connection with any Option or Common Share including, without limiting the generality of the foregoing, the withholding of all or any portion of any payment or the withholding of the issue of Common Shares to be issued upon the exercise of any Option, until such time as the Participant has paid the Corporation or any Designated Affiliate for any amount which the Corporation or the Designated Affiliate is required to withhold with respect to such taxes.

4.02

Securities Laws of the United States of America. Neither the Options which may be granted pursuant to this Share Option Plan nor the Common Shares which may be issued pursuant to the exercise of Options have been registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), or under any securities law of any state of the United States of America. Accordingly, any Participant who is issued Common Shares or granted an Option in a transaction which is subject to the U.S. Securities Act or the securities laws of any state of the United States of America may be required to represent, warrant, acknowledge and agree that:

(a)	the Participant is acquiring the Option and/or any Common Shares as principal and for the account of the Participant;

(b)

in granting the Option and/or issuing the Common Shares to the Participant, the Corporation is relying on the representations and warranties of the Participant to support the conclusion of the Corporation that the granting of the Option and/or the issue of Common Shares do not require registration under the U.S. Securities Act or to be qualified under the securities laws of any state of the United States of America;

(c)	each certificate representing Common Shares so issued may be required to have the following legend:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR UNDER ANY STATE SECURITIES LAWS, AND THE SECURITIES REPRESENTED HEREBY MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT, (C) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 OR 144A UNDER THE U.S. SECURITIES ACT, IF APPLICABLE, AND IN COMPLIANCE WITH APPLICABLE U.S. STATE SECURITIES LAWS, OR (D) WITH THE PRIOR WRITTEN CONSENT OF THE CORPORATION (WHICH WILL BE DELIVERED PROMPTLY AND WILL NOT BE UNREASONABLY WITHHELD, BUT WHICH MAY BE CONDITIONAL ON DELIVERY OF A LEGAL OPINION IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION), PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

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THE PRESENCE OF THIS LEGEND MAY IMPAIR THE ABILITY OF THE HOLDER HEREOF TO EFFECT “GOOD DELIVERY” OF THE SECURITIES REPRESENTED HEREBY ON A CANADIAN STOCK EXCHANGE. A CERTIFICATE WITHOUT A LEGEND MAY BE OBTAINED FROM THE REGISTRAR AND TRANSFER AGENT OF THE CORPORATION IN CONNECTION WITH A SALE OF THE SECURITIES REPRESENTED HEREBY, UPON DELIVERY OF THIS CERTIFICATE AND A DULY EXECUTED DECLARATION, IN A FORM SATISFACTORY TO THE REGISTRAR AND TRANSFER AGENT AND THE CORPORATION, TO THE EFFECT THAT SUCH SALE OF THE SECURITIES REPRESENTED HEREBY IS BEING MADE IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT.”;

provided that if such Common Shares are being sold outside the United States of America in compliance with the requirements of Rule 904 of Regulation S under the U.S. Securities Act, such legend may be removed by providing a written declaration signed by the holder to the registrar and transfer agent for the Common Shares to the following effect:

“The undersigned (A) represents and warrants that the sale of the securities of Havilah Mines Corporation (the “Corporation”) to which this declaration relates is being made in compliance with Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), and (B) certifies that (1) the undersigned is not an affiliate of the Corporation as that term is defined in the U.S. Securities Act, (2) the offer of such securities was not made to a person in the United States and either (A) at the time the buy order was originated, the buyer was outside the United States, or the undersigned and any person acting on its behalf reasonably believe that the buyer was outside the United States or (B) the transaction was executed on or through the facilities of a Designated Offshore Securities Market and neither the undersigned nor any person acting on behalf thereof knows or has any reason to believe that the transaction has been prearranged with a buyer in the United States, (3) neither the seller nor any affiliate of the seller nor any person acting on any of their behalf has engaged or will engage in any directed selling efforts in the United States in connection with the offer and sale of such securities, (4) the sale is bona fide and not for the purpose of “washing off” the resale restrictions imposed because the securities are “restricted securities” (as such term is defined in Rule 144(a)(3) under the U.S. Securities Act), (5) the seller does not intend to replace the securities sold in reliance on Rule 904 of the U.S. Securities Act with fungible unrestricted securities and (6) the contemplated sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S under the U.S. Securities Act, is part of a plan or scheme to evade the registration provisions of the U.S. Securities Act. Terms used herein have the meanings given to them by Regulation S under the U.S. Securities Act.”;

(d)

other than as contemplated by paragraph 4.02(c) hereof, prior to making any disposition of any Common Shares acquired pursuant to this Share Option Plan which might be subject to the requirements of the U.S. Securities Act, the Participant shall give written notice to the Corporation describing the manner of the proposed disposition and containing such other information as is necessary to enable counsel for the Corporation to determine whether registration under the U.S. Securities Act or qualification under any securities laws of any state of the United States of America is required in connection with the proposed disposition and whether the proposed disposition is otherwise in compliance with such legislation and the regulations thereto;

(e)

other than as contemplated by paragraph 4.02(c) hereof, the Participant will not attempt to effect any disposition of the Common Shares owned by the Participant and acquired pursuant to this Share Option Plan or of any interest therein which might be subject to the requirements of the U.S. Securities Act in the absence of an effective registration statement relating thereto under the U.S. Securities Act or an opinion of counsel satisfactory in form and substance to counsel (or such other evidence acceptable to the Corporation) for the Corporation that such disposition would not constitute a violation of the U.S. Securities Act and then will only dispose of such Common Shares in the manner so proposed;

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(f)

the Corporation may place a notation on the records of the Corporation to the effect that none of the Common Shares acquired by the Participant pursuant to this Share Option Plan shall be transferred unless the provisions of the Plan have been complied with; and

(g)

the effect of these restrictions on the disposition of the Common Shares acquired by the Participant pursuant to this Share Option Plan is such that the Participant may not be able to sell or otherwise dispose of such Common Shares for a considerable length of time in a transaction which is subject to the provisions of the U.S. Securities Act other than as contemplated by paragraph 4.02(c) hereof.

ARTICLE V

GENERAL

5.01	Effective Time of this Share Option Plan. This Share Option Plan shall become effective upon a date to be determined by the Directors.

5.02

Amendment of Plan. The Committee may from time to time in the absolute discretion of the Committee, subject to the applicable requirements of the Stock Exchange, amend, modify and change the provisions of this Share Option Plan or any Options granted pursuant to this Share Option Plan, provided that any amendment, modification or change to the provisions of this Share Option Plan or any Options granted pursuant to this Share Option Plan which would:

(a)	materially increase the benefits under this Share Option Plan or any Options granted pursuant to the Plan;

(b)	increase the number of Common Shares, other than by virtue of sections 5.06 and 5.07 hereof, which may be issued pursuant to this Share Option Plan; or

(c)	materially modify the requirements as to eligibility for participation in this Share Option Plan;

shall only be effective upon such amendment, modification or change being approved by the shareholders of the Corporation, and, if required, by any stock exchange or any other regulatory authority having jurisdiction over the securities of the Corporation. In addition, if an Optionee is an Insider of the Corporation at the time of an amendment, modification or change that would materially increase the benefits under any of his Options granted pursuant to this Shares Option Plan, the Corporation must obtain disinterested shareholder approval. This Share Option Plan may be amended, without obtaining the approval of the TSX Venture Exchange, to (i) reduce the number of Common Shares under Option, or (ii) increase the exercise price or cancel an Option, provided the Corporation issues a news release outlining the terms of the amendment. In the event that the Common Shares are listed on the TSX Venture Exchange, all other amendments to this Share Option Plan will require the approval of the TSX Venture Exchange.

5.03

Non-Assignable. No rights under this Share Option Plan and no Option awarded pursuant to this Share Option Plan are assignable or transferable by any Participant other than pursuant to a will or by the laws of descent and distribution.

5.04

Rights as a Shareholder. No Optionee shall have any rights as a shareholder of the Corporation with respect to any Common Shares which are the subject of an Option. No Optionee shall be entitled to receive any dividends, distributions or other rights declared for shareholders of the Corporation for which the record date is prior to the date of issue of certificates representing Common Shares acquired upon the exercise of Options of such Optionee.

5.05

No Contract of Employment. Nothing contained in this Share Option Plan shall confer or be deemed to confer upon any Participant the right to continue in the employment of, or to provide services to, the Corporation or any Designated Affiliate nor interfere or be deemed to interfere in any way with any right of the Corporation or any Designated Affiliate to discharge any Participant at any time for any reason whatsoever, with or without cause. Participation in any of this Share Option Plan by a Participant shall be voluntary.

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5.06

Consolidation, Merger, etc. If there is a consolidation, merger or statutory amalgamation or arrangement of the Corporation with or into another corporation, a separation of the business of the Corporation into two or more entities or a sale, lease exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Corporation to another entity, upon the exercise of an Option under this Share Option Plan the holder thereof shall be entitled to receive the securities, property or cash which the holder would have received upon such consolidation, merger, amalgamation, arrangement, separation or transfer if the holder had exercised the Option immediately prior to the effective time of such event, unless the Committee otherwise determines the basis upon which such Option shall be exercisable.

5.07

Adjustment in Number of Common Shares Subject to the Plan. In the event there is any change in the Common Shares, whether by reason of a stock dividend, consolidation, subdivision, reclassification or otherwise, an appropriate adjustment shall be made by the Committee in:

(a)	the number of Common Shares available under this Share Option Plan;

(b)	the number of Common Shares subject to any Option; and

(c)	the exercise price of the Common Shares subject to Options.

If the foregoing adjustment shall result in a fractional Common Share, the fraction shall be disregarded. All such adjustments shall be conclusive, final and binding for all purposes of this Share Option Plan.

5.08

Securities Exchange Take-over Bid. In the event that the Corporation becomes the subject of a take-over bid (within the meaning of the Securities Act (Ontario)) as a result of which all of the outstanding Common Shares are acquired by the offeror through compulsory acquisition provisions of the incorporating statute or otherwise, and where consideration is paid in whole or in part in equity securities of the offeror, the Committee may send notice to all Optionees requiring them to surrender their Options within 10 days of the mailing of such notice, and the Optionees shall be deemed to have surrendered such Options (with such surrender conditioned on the successful completion of the Take-over Bid) on the tenth day after the mailing of such notice without further formality, provided that:

(a)	the Committee delivers with such notice an irrevocable and unconditional offer by the offeror to grant replacement options to the Optionees on the equity securities offered as consideration;

(b)

the Committee has determined, in good faith, that such replacement options have substantially the same economic value as the Options being surrendered, and with respect to Options held by U.S. Participants, such replacement options will satisfy the requirements of U.S. Treasury Regulation 1.409A-1(b)(5)(v)(D) to the extent required to avoid adverse U.S. federal income tax consequences; and

(c)	the surrender of Options and the granting of replacement options can be effected on a tax free rollover basis under the Income Tax Act (Canada).

5.09

No Representation or Warranty. The Corporation makes no representation or warranty as to the future market value of any Common Shares issued in accordance with the provisions of this Share Option Plan.

5.10

Participation through RRSPs and Holding Companies. Except as otherwise provided in this Section 5.10, and subject to the approval of the Committee, an Eligible Employee or Eligible Director may elect, at the time rights or Options are granted under this Share Option Plan, to participate in this Share Option Plan by holding any rights or Options granted under this Share Option Plan in a registered retirement savings plan established by such Eligible Employee or Eligible Director for the sole benefit of such Eligible Employee or Eligible Director or in a personal holding corporation controlled by such Eligible Employee or Eligible Director. Notwithstanding the foregoing, Options of U.S. Participants shall not be held in a registered retirement savings plan or any other vehicle or entity, the intended effect of which would be to delay the taxation of such Options beyond the time of exercise of the Option. For the purposes of this Section 5.10, a personal holding corporation shall be deemed to be controlled by an Eligible Employee or

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Eligible Director if (i) voting securities carrying 100% of the votes for the election of directors of such corporation are held, otherwise than by way of security only, by or for the benefit of such Eligible Employee or Eligible Director and the votes carried by such voting securities are entitled, if exercised, to elect a majority of the board of directors of such corporation, and (ii) all of the equity securities of such corporation are directly held, otherwise than by way of security only, by or for the benefit of such Eligible Employee or Eligible Director. In the event that an Eligible Employee or Eligible Director elects to hold the Options granted under this Share Option Plan in a registered retirement savings plan or personal holding corporation, such Eligible Employee or Eligible Director must submit certifications, undertakings or any other documents, if any, required by the Stock Exchange, and the provisions of this Share Option Plan shall continue to apply as if the Eligible Employee or Eligible Director held such Options directly.

5.11

Compliance with Applicable Law. If any provision of this Share Option Plan or any Option contravenes any law or any order, policy, by-law or regulation of any regulatory body having jurisdiction over the securities of the Corporation, then such provision shall be deemed to be amended to the extent necessary to bring such provision into compliance therewith.

5.12	Interpretation. This Share Option Plan shall be governed by, and be construed in accordance with, the laws of the Province of Ontario.

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SCHEDULE “G”

AUDIT COMMITTEE CHARTER

This charter (the “Charter”) sets forth the purpose, composition, responsibilities, duties, powers and authority of the Audit Committee (the “Committee”) of the directors (the “Board”) of Havilah Mining Corporation (“Havilah”).

1.	PURPOSE

The purpose of the Committee is to assist the Board in fulfilling its oversight responsibilities with respect to:

•	financial reporting and disclosure requirements;

•	ensuring that an effective risk management and financial control framework has been implemented by management of Havilah; and

•	external and internal audit processes.

2.	COMPOSITION AND MEMBERSHIP

(a)

The members (collectively “Members” and individually a “Member”) of the Committee shall be appointed by the Board to serve one-year terms and shall be permitted to serve an unlimited number of consecutive terms. The Board may remove a Member at any time and may fill any vacancy occurring on the Committee. A Member may resign at any time and a Member will cease to be a Member upon ceasing to be a director of Havilah.

(b)

The Committee will consist of at least three Members. Every Member must be a director of Havilah who is independent and financially literate to the extent required by (and subject to the exemptions and other provisions set out in) applicable laws, rules, regulations and stock exchange requirements (collectively “Applicable Laws”). In this Charter, the terms “independent” and “financially literate” have the meanings ascribed to such terms in Applicable Laws and include the meanings given to similar terms in Applicable Laws to the extent such similar terms are used in this Charter and are applicable under Applicable Laws.

(c)

The chairman of the Committee (the “Chairman”) will be appointed by the Board and confirmed by the Committee or appointed by the Committee from time to time and must have such accounting or related financial management expertise as the Board or Committee may determine in their business judgment is necessary. The secretary of Havilah (the “Secretary”) will be the secretary of all meetings and will maintain minutes of all meetings, deliberations and proceedings of the Committee. In the absence of the Secretary at any meeting, the Committee will appoint another person who may, but need not, be a Member to be the secretary of that meeting.

3.	MEETINGS

(a)

Meetings of the Committee will be held at such times and places as the Chairman may determine, but in any event not less than four (4) times per year. Any Member or the auditor of Havilah may call a meeting of the Committee at any time upon not less than forty-eight (48) hours advance notice being given to each Member orally, by telephone, by facsimile or by email, unless all Members are present and waive notice, or if those absent waive notice before or after a meeting. Members may attend all meetings either in person or by conference call.

(b)

At the request of the external auditors of Havilah, the Chief Executive Officer or the Chief Financial Officer of Havilah or any Member will convene a meeting of the Committee. Any such request will set out in reasonable detail the business proposed to be conducted at the meeting so requested.

(c)

The Chairman, if present, will act as the Chairman of meetings of the Committee. If the Chairman is not present at a meeting of the Committee, then the Members present may select one of their number to act as chairman of the meeting.

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(d)

A majority of Members will constitute a quorum for a meeting of the Committee. Each Member will have one vote and decisions of the Committee will be made by an affirmative vote of the majority of Members present at the meeting at which the vote is taken. The Chairman will not have a deciding or casting vote in the case of an equality of votes. Powers of the Committee may also be exercised by written resolution signed by all Members.

(e)

The Committee may invite from time to time such persons as the Committee considers appropriate to attend its meetings and to take part in the discussion and consideration of the affairs of the Committee, except to the extent the exclusion of certain persons is required pursuant to this Charter or by Applicable Laws. The Committee will meet in camera without management at each meeting of the Committee.

(f)

In advance of every regular meeting of the Committee, the Chairman, with the assistance of the Secretary, will prepare and distribute to the Members and others as deemed appropriate by the Chairman, an agenda of matters to be addressed at the meeting together with appropriate briefing materials. The Committee may require officers and employees of Havilah to produce such information and reports as the Committee may deem appropriate in order to fulfill its duties.

4.	DUTIES AND RESPONSIBILITIES

The duties and responsibilities of the Committee as they relate to the following matters, to the extent considered appropriate or desirable or required by Applicable Laws, are to:

4.1	Financial Reporting and Disclosure

(a)

review and recommend to the Board for approval, the audited annual financial statements of Havilah, including the auditors’ report thereon, the management’s discussion and analysis of Havilah prepared in connection with the annual financial statements, financial reports of Havilah, guidance with respect to earnings per share, and any initial public release of financial information of Havilah through press release or otherwise, with such documents to indicate whether such information has been reviewed by the Board or the Committee;

(b)

review and approval of the quarterly financial statements of Havilah including the management’s discussion and analysis prepared in connection with the quarterly financial statements, with such documents to indicate whether such information has been reviewed by the Board or the Committee;

(c)

review and recommend to the Board for approval, where appropriate, financial information contained in any prospectuses, annual information forms, annual reports to shareholders, management proxy circulars, material change disclosures of a financial nature and similar disclosure documents;

(d)

review with management of Havilah and with the external auditors of Havilah significant accounting principles and disclosure issues and alternative treatments under Canadian generally accepted accounting principles (“GAAP”) all with a view to gaining reasonable assurance that financial statements are accurate, complete and present fairly Havilah’s financial position and the results of its operations in accordance with Canadian GAAP;

(e)	annually review Havilah’s corporate disclosure policy and recommend any proposed changes to the Board for consideration; and

(f)	review the minutes from each meeting of the disclosure committee of Havilah established pursuant to Havilah’s corporate disclosure policy, since the last meeting of the Committee.

4.2	Internal Controls and Audit

(a)

review and assess the adequacy and effectiveness of Havilah’s system of internal control and management information systems through discussions with management and the external auditor of Havilah to ensure

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that Havilah maintains: (i) the necessary books, records and accounts in sufficient detail to accurately and fairly reflect Havilah’s transactions; (ii) effective internal control systems; and (iii) adequate processes for assessing the risk of material misstatement of the financial statements of Havilah and for detecting control weaknesses or fraud. From time to time the Committee will assess whether a formal internal audit department is necessary or desirable having regard to the size and stage of development of Havilah at any particular time;

(b)	satisfy itself that management has established adequate procedures for the review of Havilah’s disclosure of financial information extracted or derived directly from Havilah’s financial statements;

(c)	periodically assess the adequacy of such systems and procedures to ensure compliance with regulatory requirements and recommendations;

(d)	review and discuss the major financial risk exposures of Havilah and the steps taken to monitor and control such exposures, including the use of any financial derivatives and hedging activities;

(e)

review and assess, and in the Committee’s discretion make recommendations to the Board regarding, the adequacy of Havilah’s risk management policies and procedures with regard to identification of Havilah’s principal risks and implementation of appropriate systems to manage such risks including an assessment of the adequacy of insurance coverage maintained by Havilah; and

(f)	review and assess annually, and in the Committee’s discretion make recommendations to the Board regarding, the investment policy of Havilah.

4.3	External Audit

(a)	recommend to the Board a firm of external auditors to be engaged by Havilah;

(b)	ensure the external auditors report directly to the Committee on a regular basis;

(c)	review the independence of the external auditors, including a written report from the external auditors respecting their independence and consideration of applicable auditor independence standards;

(d)	review and approve the compensation of the external auditors, and the scope and timing of the audit and other related services rendered by the external auditors;

(e)	review the audit plan of the external auditors prior to the commencement of the audit;

(f)	establish and maintain a direct line of communication with Havilah’s external and, if applicable, internal auditors;

(g)	meet in camera with only the auditors (if present), with only management (if present), and with only the Members at every Committee meeting;

(h)	review the performance of the external auditors who are accountable to the Committee and the Board as representatives of the shareholders, including the lead partner of the independent auditors team;

(i)

oversee the work of the external auditors appointed by the shareholders of Havilah with respect to preparing and issuing an audit report or performing other audit, review or attest services for Havilah, including the resolution of issues between management of Havilah and the external auditors regarding financial disclosure;

(j)

review the results of the external audit and the report thereon including, without limitation, a discussion with the external auditors as to the quality of accounting principles used and any alternative treatments of financial information that have been discussed with management of Havilah and the ramifications of their use, as well as any other material changes. Review a report describing all material written communication between management and the auditors such as management letters and schedule of unadjusted differences;

(k)

discuss with the external auditors their perception of Havilah’s financial and accounting personnel, records and systems, the cooperation which the external auditors received during their course of their review and availability of records, data and other requested information and any recommendations with respect thereto;

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(l)

review the reasons for any proposed change in the external auditors which is not initiated by the Committee or Board and any other significant issues related to the change, including the response of the incumbent auditors, and enquire as to the qualifications of the proposed auditors before making its recommendations to the Board; and

(m)

review annually a report from the external auditors in respect of their internal quality- control procedures, any material issues raised by the most recent internal quality-control review, or peer review of the external auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the external auditors, and any steps taken to deal with any such issues.

4.4	Associated Responsibilities

(a)	monitor and periodically review the whistleblower policy of Havilah and associated procedures for:

(i)	the receipt, retention and treatment of complaints received by Havilah regarding accounting, internal accounting controls or auditing matters;

(ii)	the confidential, anonymous submission by directors, officers and employees of Havilah of concerns regarding questionable accounting or auditing matters; and

(iii)	any violations of any Applicable Laws that relate to corporate reporting and disclosure, or violations of the Code of Business Conduct & Ethics of Havilah, if applicable; and

(b)	review and approve the hiring policies of Havilah regarding employees and partners, and former employees and partners, of the present and former external auditors of Havilah.

4.5	Non-Audit Services

(a)

pre-approve all non-audit services to be provided to Havilah or any subsidiary entities by its external auditors or by the external auditors of such subsidiary entities. The Committee may delegate to one or more of its members the authority to pre-approve non-audit services but pre-approval by such Member or Members so delegated shall be presented to the Committee at its first scheduled meeting following such pre-approval.

4.6	Oversight Function

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that Havilah’s financial statements are complete and accurate or are in accordance with Canadian GAAP and applicable rules and regulations. These are the responsibilities of the management and the external auditors of Havilah. The Committee, the Chairman and any Members identified as having accounting or related financial expertise are directors of Havilah, appointed to the Committee to provide broad oversight of the financial, risk and control related activities of Havilah, and are specifically not accountable or responsible for the day to day operation or performance of such activities. Although the designation of a Member as having accounting or related financial expertise for disclosure purposes is based on that individual’s education and experience, which that individual will bring to bear in carrying out his or her duties on the Committee, such designation does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Committee and Board in the absence of such designation. Rather, the role of a Member who is identified as having accounting or related financial expertise, like the role of all Members, is to oversee the process, not to certify or guarantee the internal or external audit of Havilah’s financial information or public disclosure.

5.	REPORTING

The Committee shall provide the Board with a summary of all actions taken at each Committee meeting or by written resolution. The Committee will annually review and approve the Committee’s report for inclusion in the

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management proxy circular. The Secretary will circulate the minutes of each meeting of the Committee and each written resolution passed by the Committee to the Board. The Committee shall produce and provide the Board with all reports or other information required to be prepared under Applicable Laws.

6.	ACCESS TO INFORMATION AND AUTHORITY

The Committee will be granted unrestricted access to all information regarding Havilah and all directors, officers and employees will be directed to cooperate as requested by Members. The Committee has the authority to retain, at Havilah’s expense, independent legal, financial and other advisors, consultants and experts, to assist the Committee in fulfilling its duties and responsibilities. The Committee also has the authority to communicate directly with external and, if applicable, internal auditors of Havilah.

7.	REVIEW OF CHARTER

The Committee will annually review and assess the adequacy of this Charter and recommend any proposed changes to the Board for consideration.

8.	CHAIR

The Chair of the Committee should:

(a)	provide leadership to the Committee with respect to its functions as described in this mandate and as otherwise may be appropriate, including overseeing the operation of the Committee;

(b)

chair meetings of the Committee, unless not present, including in camera sessions, and report to the Board following each meeting of the Committee on the activities and any recommendations of the Committee;

(c)	ensure that the Committee meets at least once per quarter and otherwise as considered appropriate;

(d)	in consultation with the Chairman of the Board and the Committee members, establish dates for holding meetings of the Committee;

(e)	set the agenda for each meeting of the Committee, with input from other Committee members, the Chairman of the Board, the Lead Director, if one, and any other appropriate persons;

(f)	ensure that Committee materials are available to any director upon request;

(g)

act as liaison and maintain communication with the Chairman of the Board and the Board to optimize and co-ordinate input from directors, and to optimize the effectiveness of the Committee. This includes reporting to the Board on all decisions of the Committee at the first meeting of the Board after each Committee meeting and at such other times and in such manner as the Committee considers advisable; and

(h)	report annually to the Board on the role of the Committee and the effectiveness of the Committee in contributing to the effectiveness of the Board.

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APPENDIX “J”

CARVE OUT U.S. GAAP FINANCIAL STATEMENTS OF HAVILAH

Canadian Spinco of Klondex Mines Ltd.

Carve-Out Financial Statements

For the year ended December 31, 2017 and the period January 22 - December 31, 2016

(expressed in thousands of US dollars)

(Prepared in accordance with United States Generally Accepted Accounting Principles)

Canadian Spinco of Klondex

Carve-Out Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Klondex Mines Ltd.

Opinion on the Financial Statements

We have audited the accompanying carve-out balance sheets of the Canadian Spinco of Klondex as of December 31, 2017 and 2016, and the related carve-out statements of (loss), comprehensive (loss), cash flows and equity for the periods then ended, including the related notes (collectively referred to as the carve-out financial statements). In our opinion, the carve-out financial statements present fairly, in all material respects, the financial position of the Canadian Spinco of Klondex as of December 31, 2017 and 2016, and its results of operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These carve-out financial statements are the responsibility of Klondex Mines Ltd.’s management. Our responsibility is to express an opinion on the carve-out financial statements of the Canadian Spinco of Klondex based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to Klondex Mines Ltd. in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these carve-out financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the carve-out financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the carve-out financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the carve-out financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the carve-out financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Chartered Professional Accountants

Vancouver, Canada

May 4, 2018

We have served as the auditor of the Canadian Spinco of Klondex since 2018.

CANADIAN SPINCO OF KLONDEX

CARVE-OUT BALANCE SHEETS

(US dollars in thousands)

	Note	December 31, 2017	December 31, 2016
Assets
Current assets
Cash and cash equivalents		$4,536	$6,078
Inventories	5	9,667	4,021
Prepaid expenses and other	6	1,774	954

Total current assets		15,977	11,053
Mineral properties, plant and equipment, net	7	52,917	39,118

Total assets		$68,894	$50,171

Liabilities
Current liabilities
Accounts payable		$7,929	$3,667
Accrued compensation and benefits		655	664

Total current liabilities		8,584	4,331
Asset retirement obligations	9	1,840	1,666

Total liabilities		10,424	5,997
Commitments and contingencies	15
Carve-out Equity
Parent company investment	10	97,853	63,273
Accumulated deficit		(42,916)	(19,263)
Accumulated other comprehensive income		3,533	164

Total carve-out equity		58,470	44,174

Total liabilities and carve-out equity		$68,894	$50,171

The accompanying notes are an integral part of the carve-out financial statements.

CANADIAN SPINCO OF KLONDEX

CARVE-OUT STATEMENTS OF (LOSS)

(US dollars in thousands)

	Note	Year ended December 31, 2017	For the period January 22 - December 31, 2016
Revenues		$32,567	$9,343
Cost of sales
Production costs		28,191	10,544
Depreciation and depletion		7,016	3,358
Write-down of production inventories	5	13,114	2,395

		(15,754)	(6,954)
Other operating expenses
General and administrative		3,980	1,923
Exploration		239	—
Development and projects costs		—	5,531
Asset retirement and accretion		51	68
Business acquisition costs	4	—	1,159
(Gain) loss on equipment disposal		(24)	17

(Loss) income from operations		(20,000)	(15,652)
Other income (expense)
Interest expense, net	8	(4,607)	(2,839)
Foreign currency gain, net		918	72
Loss on debt extinguishment	8	—	(519)
Interest income and other (expense), net		36	(325)

(Loss) before tax		$(23,653)	$(19,263)
Income tax (expense)	11	—	—

Net (loss)		$(23,653)	$(19,263)

The accompanying notes are an integral part of the carve-out financial statements.

CANADIAN SPINCO OF KLONDEX

CARVE-OUT STATEMENTS OF COMPREHENSIVE (LOSS)

(US dollars in thousands)

	Year ended December 31, 2017	For the period January 22 - December 31, 2016
Net (loss)	$(23,653)	$(19,263)
Other comprehensive income, net of tax
Foreign currency translation adjustments, net of tax expense of $1,184 and $58 for the year ended December 31, 2017 and the period January 22 - 31, 2016, respectively.	3,369	164

Comprehensive (loss)	$(20,284)	$(19,099)

The accompanying notes are an integral part of the carve-out financial statements.

CANADIAN SPINCO OF KLONDEX

CARVE-OUT STATEMENTS OF CASH FLOWS

(US dollars in thousands)

	Note	Year ended December 31, 2017	For the period January 22 - December 31, 2016
Operating activities
Net (loss)		$(23,653)	$(19,263)
Significant items not involving cash
Depreciation and depletion		7,929	3,332
Asset retirement and accretion		51	68
Write-down of production inventories - allocated depreciation and depletion	5	2,431	477
Foreign exchange, net		(918)	(72)
Share-based compensation		835	388
(Gain) loss on equipment disposal		(24)	17
Write-off of unamortized debt issuance costs		—	519
Corporate G&A allocations		2,331	1,452
Non-cash interest expense	10	4,603	2,285

		(6,415)	(10,797)
Changes in non-cash working capital
Inventories		(4,952)	(3,460)
Prepaid expenses and other		(573)	(271)
Accounts payable		4,312	3,277
Accrued compensation and benefits		(9)	664

Net cash used in operating activities		(7,637)	(10,587)
Investing activities
Expenditures on mineral properties, plant and equipment		(17,758)	(11,154)
Change in accounts payable related to expenditures on mineral properties, plant and equipment		(148)	390
Cash paid for acquisitions		—	(20,000)

Net cash used in investing activities		(17,906)	(30,764)
Financing activities
Proceeds from parent company investment		23,574	59,372
Repayment of Secured Promissory Note	8	—	(12,000)

Net cash provided by financing activities		23,574	47,372
Effect of foreign exchange on cash balances		427	57

Net increase (decrease) in cash		(1,542)	6,078
Cash, beginning of period		6,078	—

Cash, end of period		$4,536	$6,078

See Note 13. Supplemental cash flow information for additional details.

The accompanying notes are an integral part of the carve-out financial statements.

CANADIAN SPINCO OF KLONDEX

CARVE-OUT STATEMENTS OF EQUITY

(US dollars in thousands)

	Note	Parent company investment	Accumulated deficit	Accumulated other comprehensive income	Total
Balance at January 22, 2016		$—	$—	$—	$—
Net parent company contributions	10	63,273	—	—	63,273
Net (loss)		—	(19,263)	—	(19,263)
Foreign currency translation adjustments		—	—	164	164

Balance at December 31, 2016		$63,273	$(19,263)	$164	$44,174
Net parent company contributions	10	34,580	—	—	34,580
Net (loss)		—	(23,653)	—	(23,653)
Foreign currency translation adjustments		—	—	3,369	3,369

Balance at December 31, 2017		$97,853	$(42,916)	$3,533	$58,470

The accompanying notes are an integral part of the carve-out financial statements.

Canadian Spinco of Klondex

Notes to Carve-Out Financial Statements

1. Organization and basis of presentation

Spin-out from Klondex Mines Ltd.

On March 16, 2018, Klondex Mines Ltd. (“Klondex”) entered into an arrangement agreement (the “Arrangement Agreement”) with Hecla Mining Company (“Hecla”) and 1156291 B.C. Unlimited Liability Company, a wholly-owned subsidiary of Hecla. Under the terms of the Arrangement Agreement, Hecla will acquire all the outstanding common shares of Klondex. As part of the Arrangement Agreement, Klondex shareholders will receive consideration consisting of cash, shares of Hecla common stock, or a combination of cash and Hecla common stock, plus shares of a new company, as referenced in these Carve-Out Financial Statements as the Canadian Spinco of Klondex (the “Spinco”), formed to hold Klondex’s Canadian assets comprised of Klondex Canada Ltd. and Bison Gold Resources, Inc. The Arrangement Agreement terms contain a provision in which Hecla will subscribe for a 13.46% interest in Spinco by contributing US$7.0 million to Spinco. The Arrangement Agreement has been approved by the boards of directors of Klondex and Hecla and is subject to the future approval of Klondex’s securityholders.

About the Canadian Spinco of Klondex

If the Arrangement Agreement is approved by Klondex securityholders, the Spinco will hold Klondex’s Canadian assets, which are comprised of Klondex Canada Ltd., which holds the True North gold mine and mill (“True North”) and Bison Gold Resources Inc. which holds the Ogama-Rockland properties (“Ogama”), the 10% buy-back rights on the Snow Lake Property, and various early-stage assets located in Manitoba and Ontario, Canada. True North and Ogama were acquired on January 22, 2016 and October 19, 2017, respectively, and, as such, the Spinco had no operations or assets prior to 2016. Klondex placed True North into production in the third quarter of 2016 and operations continued until January 9, 2018, when True North was placed on care and maintenance (see Note 16. Subsequent events). Ogama is an exploration stage property located approximately 19 miles from True North.

Basis of presentation

These Carve-Out Financial Statements represent the historical operations of Klondex Canada Ltd. and Bison Gold Resources, Inc. since inception (January 22, 2016 following the True North acquisition) and have been derived from Klondex’s historical accounting records. The Carve-Out Financial Statements are presented on a carve-out basis and have been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). All revenues and expenses as well as assets and liabilities directly associated with the Spinco are included in these Carve-Out Financial Statements.

These Carve-Out Financial Statements also include allocations of general and administrative expenses of Klondex’s Corporate and other reportable segment, which have been allocated to the Spinco on a weighted pro-rata basis relative to Klondex’s consolidated revenues and capital expenditures to represent an estimate of the full cost of operating the Spinco on a standalone basis. Additionally, Klondex has previously advanced funds to the Spinco through various intercompany obligations which are included in Parent company investment in these Carve-Out Financial Statements as such amounts will not be obligations of the Spinco on a go-forward basis following the approval of the Arrangement Agreement. For additional detail on the aforementioned amounts see Note 10. Parent company investment.

Management believes the assumptions underlying the Carve-Out Financial Statements, including the allocations of general and administrative expenses are reasonable. Nevertheless, the Carve-Out Financial Statements may not include all of the actual expenses that may have been incurred had the Spinco operated as a standalone company during the periods presented and may not reflect the Spinco’s financial position, operating results, and cash flows had the Spinco operated as a standalone company during the periods presented.

All amounts are expressed and presented in thousands of United States dollars (unless otherwise noted) and references to “CDN$” refer to Canadian dollars.

2. Summary of significant accounting policies

Use of estimates

The preparation of the Carve-Out Financial Statements requires management to make assumptions, estimates, and judgments that affect the amounts reported in these Carve-Out Financial Statements and accompanying notes. The more significant areas requiring the use of management estimates and assumptions relate to estimates of mineral reserves that are the basis for units of production amortization and depletion calculations; estimates of recoverable gold in production-related inventories; the net realizable value of production-related inventories; the useful lives of long-lived assets; asset retirement obligations and closure costs; inputs related to impairment calculations; and future cash flow estimates utilized in impairment calculations. The Spinco bases its estimates on historical experience and various assumptions that are believed to be reasonable at the time the estimate was made. Accordingly, actual results may differ from amounts estimated in these Carve-Out Financial Statements and such differences could be material. The amounts presented in these Carve-Out Financial Statements are not necessarily indicative of the results that may be expected for future years.

Foreign currency

The functional currency of the Spinco is the Canadian dollar. Gains or losses resulting from measuring foreign currency transactions and balances into an entity’s functional currency are recorded to profit or loss.

The Spinco’s Carve-Out Financial Statements are presented in U.S. dollars, which requires the translation of non-U.S. dollar amounts using period end exchange rates for assets and liabilities, weighted average exchange rates for income statement accounts, and historical exchange rates for equity accounts, with the resultant gain or loss from translation recorded to Foreign currency translation adjustments, which is a component of Accumulated other comprehensive income.

Business combinations

The Spinco accounts for business combinations by allocating the purchase consideration transferred to the estimated fair values of identifiable assets acquired and liabilities assumed. During a measurement period, which is up to one year from the acquisition date, the Spinco may record adjustments to assets acquired and liabilities assumed if new information is obtained about facts and circumstances that existed as of the acquisition date that, if known, would have resulted in the recognition of those assets and liabilities as of that date. The Spinco did not experience any significant adjustments to assets acquired and liabilities assumed in business combinations during the year ended December 31, 2017 and the period January 22 - December 31, 2016.

Cash and cash equivalents

Cash and cash equivalents are unrestricted as to use and consist of deposits and short term interest bearing accounts with original maturities of three months or less. The Spinco has not experienced any losses on cash balances and believes that no significant risk of loss exists with respect to its cash and cash equivalents as deposits are held with high-quality financial institutions.

Inventories

The Spinco’s inventories include supplies inventory and the following production-related inventories: stockpiles, in-process, and doré finished goods, all of which are measured and carried at the lower of average cost or net realizable value. For production-related inventories, costs includes all mining, processing, and refining costs incurred during production stages, including allocations for mine site overhead, depreciation and depletion, and ore transport costs. Net realizable value is calculated as the estimated future sales price in the ordinary course of business using period-end metal prices less the estimated costs to convert the production-related inventories into a saleable product (less estimated selling costs).

•	Supplies inventory consists of supplies and commodity consumables used in the mining, milling, and refining processes.

•	Stockpiles represent ore that has been mined which requires further processing through a mill. Costs are transferred from Stockpiles to In-process at an average cost per unit.

•	In-process inventory consists of ore being processed through the milling circuit in preparation for refining. Costs are transferred from In-process to Doré finished goods at an average cost per unit.

•

Doré finished goods inventory consists of gold bullion held at the refiner as well as Doré bars awaiting shipment to the refiner. Refined bullion meets the required market standards of 99.95% pure gold. Costs are transferred from Doré finished goods to Cost of sales at an average cost per unit as gold is sold to customers.

As discussed in Note 5. Inventories, the Spinco’s application of its lower of average cost or net realizable value accounting policy resulted in write-downs of production inventories. Write-downs decrease the carrying value of production-related inventories and the adjusted carrying value is prospectively incorporated into inventory costing.

Mineral properties, plant and equipment, net

•

Mineral properties are recorded at cost and include payments related to the acquisition of mineral interests and the rights to extract minerals from properties. Depending on the nature of the agreement, recurring cash royalty payments are expensed as incurred or recorded as prepaid or advanced minimum royalty payments. Mineral properties are generally the result of an acquisition or business combination and include value beyond proven and probable reserves, which represents the economic value that exists in a mining asset beyond the value attributable to proven and probable reserves. Mineral property costs associated with producing ore bodies are depleted using the units-of-production method based upon the estimated recoverable gold ounces in such ore body’s proven and probable reserves. In accordance with the Spinco’s impairment policy, if a mineable ore body is not discovered or an ore body cannot be economically or legally developed, such capitalized costs are written off in the period in which it is determined the property has no future economic value.

•

Mine development includes costs to build or construct shafts, drifts, and ramps which enable the Spinco to physically access ore, as well as drilling, engineering, metallurgical, and other related costs incurred to delineate or expand existing proven and probable reserves. Activities which are directed at converting non-reserve mineralization to proven and probable reserves, obtaining additional information on an ore body, or for infrastructure planning or condemnation activities are capitalized to mine development. Any of the above costs incurred at properties before mineralization is classified as proven and probable reserves are expensed as incurred to Development and projects costs. Drilling costs, such as exploration drilling, which do not occur within, or proximal to, an ore body where proven and probable reserves exist or support the metal production process are expensed as incurred to Exploration.

Mine development costs are charged to cost of sales using the units-of-production depletion method based upon estimated recoverable ounces in proven and probable reserves. To the extent such capitalized costs benefit an entire ore body, they are amortized over the estimated recoverable ounces of that ore body. Capitalized costs that benefit specific ore structures or areas are depleted over the estimated recoverable ounces of that specific ore structure or area. Recoverable ounces are based upon proven and probable reserves and estimated metal recoveries associated with those reserves.

•

Facilities and equipment expenditures are capitalized and recorded at cost. Such costs are depreciated using either the straight-line method over the estimated productive lives of such assets or using the units-of-production method at rates sufficient to depreciate such costs over the estimated proven and probable reserves as gold ounces are recovered.

•

Asset retirement cost assets are the result of asset retirement obligations and are capitalized where mineralization is classified as proven and probable reserves and amortized or depleted on the same basis as the asset to which it relates.

•

Construction in progress expenditures are capitalized and recorded at cost, which includes amounts for capitalized interest charges. Such assets are not depreciated or depleted until they are placed into service.

Impairment of long-lived assets

The Spinco’s long-lived assets consist of mineral properties, plant and equipment. The Spinco reviews and evaluates its long-lived assets for recoverability annually and at interim periods if triggering events or changes in circumstances indicate that the related carrying amounts may not be recoverable. Events that may trigger a test for recoverability include significant adverse changes to projected revenues, increases in costs and capital expenditures, or future plans that may adversely impact the Spinco’s current or future operations and cash flows. In estimating future cash flows, assets are grouped at the lowest level of identifiable cash flows that are largely independent of future cash flows from other asset groups. Existing proven and probable reserves and value beyond proven and probable reserves, including mineralization other than proven and probable reserves are included in estimates of future cash flows. An impairment is determined to exist if the total projected future cash flows on an undiscounted pretax basis are less than the carrying amount of a long-lived asset or asset group. An impairment loss is measured using discounted cash flows and recorded based on the excess carrying value of the impaired long-lived asset over its estimated fair value.

The Spinco did not experience any impairments of long-lived assets during the year ended December 31, 2017 and the period January 22 - December 31, 2016.

Asset retirement obligations

The Spinco’s mining and exploration activities are subject to various federal and provincial laws and regulations governing the protection of the environment. The Spinco’s asset retirement obligations (“AROs”), consist of estimated future mine reclamation and closure costs and may increase or decrease in the future as a result of changes in regulations, life of mine plans, estimates, or other factors. An ARO, which is initially estimated at fair value based on discounted cash flow estimates, is accreted to full value over time through charges to accretion expense. Resultant ARO cost assets are depreciated or depleted in accordance with the Spinco’s long-lived asset policies. ARO capital assets at properties where mineralization is not classified as proven and probable reserves are expensed to Asset retirement and accretion. The Spinco’s AROs are adjusted annually, or more frequently at interim periods if necessary, to reflect changes in estimates, circumstances, disturbances, timing, and inputs used to compute the underlying liability.

Revenue recognition

Revenue from the sale of gold and silver is recognized when persuasive evidence of an arrangement exists, delivery has occurred, the price is fixed or determinable, no obligations remain, and collection is probable.

Share-based compensation

Select employees of the Spinco have been granted share-based awards pursuant to Klondex’s share compensation plan as the Spinco itself does not have its own share compensation plan. The fair value of the estimated number of share-based awards expected to vest for employees of the Spinco is included in the total cost of production-related inventories and general and administrative expense, with a corresponding increase to Parent company investment over the expected vesting period. Share-based compensation awards that are forfeited before vesting result in the reversal of previously recognized costs. The fair value of share awards is determined as the market value of the underlying shares on the date of grant. Share-based compensation for employees of the Spinco totaled $0.8 million and $0.4 million for the year ended December 31, 2017 and the period January 22 - December 31, 2016, respectively.

Income taxes

The Spinco uses an asset and liability approach which results in the recognition of deferred tax liabilities and assets for the expected future tax consequences or benefits of temporary differences between the financial reporting basis and the tax basis of assets and liabilities, as well as operating loss carryforwards, using enacted tax rates in effect in the years in which the differences are expected to reverse.

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of its deferred tax assets will not be realized. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. A valuation allowance has been provided for the portion of the Spinco’s net deferred tax assets for which it is more likely than not that they will not be realized.

Segments

The Spinco’s reportable segments are comprised of operating units which 1) have revenues, earnings or losses, or assets exceeding 10% of the respective consolidated totals and 2) are regularly reviewed by the Spinco’s Chief Executive Officer to make decisions about resource allocation and performance assessment. Klondex’s Canadian assets and operations historically comprised one segment and were reviewed as such by Klondex’s Chief Executive Officer to make decisions about resource allocation and performance assessment. Accordingly, amounts shown in these Carve-Out Financial Statements represent the sole segment of the Spinco.

3. Recent accounting pronouncements

Recently issued

In May 2014, the FASB issued ASU No. 2014-09, “Revenue from Contracts with Customers”, which has been amended several times. The new standard provides a five-step approach to be applied to all contracts with customers and also requires expanded disclosures surrounding revenue recognition. ASU No. 2014-09 is effective for fiscal years, and interim periods within those years, beginning on or after December 15, 2017, which for the Spinco means the first quarter of the year ending December 31, 2018. The Spinco has evaluated the potential impacts of ASU No. 2014-09 and does not expect it will have a material impact on its financial statements.

In February 2016, the FASB issued ASU No. 2016-02, “Leases”. ASU No. 2016-02 requires lessees to recognize assets and liabilities on the balance sheet for the rights and obligations resulting from leases. ASU No. 2016-02 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years, which for the Spinco means the first quarter of the year ending December 31, 2019. The Spinco is currently evaluating the impact that ASU No. 2016-02 will have on its financial statements.

In August 2016, the FASB issued ASU No. 2016-15, “Statement of Cash Flows - Classification of Certain Cash Receipts and Cash Payments.” ASU No. 2016-15 addresses eight specific cash flow issues with the objective of reducing the diversity in practice in how certain cash receipts and cash payments are presented and classified in the statement of cash flows. ASU No. 2016-15 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2017, which for the Spinco means the first quarter of the year ending December 31, 2018. The Spinco has evaluated the potential impacts of ASU No. 2016-15 and does not expect it will have a material impact on its financial statements.

4. Business combinations and asset acquisitions

True North acquisition

On January 22, 2016, the True North mine and mill complex located near Bissett, Manitoba, Canada was acquired for $32.0 million (the “True North Acquisition”), which was carried out pursuant to the terms of an asset purchase agreement among Klondex Mines Ltd., its wholly-owned subsidiary, Klondex Canada Ltd. and the vendor, 7097914 Manitoba Ltd. The purchase price of $32.0 million was satisfied by $20.0 million in cash paid at closing and $12.0 million in deferred payments in the form of a promissory note to the vendor with an annual interest rate of 4.0% (the “Promissory Note”) (see Note 8. Debt). The True North Acquisition is presented as an acquisition of the Spinco in these Carve-Out Financial Statements as True North is part of the Canadian assets.

The Spinco accounted for the True North Acquisition as a business combination and allocated the purchase consideration transferred to the fair value of identifiable assets and liabilities acquired, as shown below (in thousands):

Purchase consideration:	Amount
Cash	$20,000
Promissory note(1)	11,100

$31,100

Assets and liabilities acquired:
Mineral properties	$15,721
Facilities and equipment	16,870
Prepaid expenses and other	302
Asset retirement obligation	(1,793)

$31,100

(1)	The fair value of the $12.0 million Promissory Note (purchase consideration) was calculated at $11.1 million, resulting in a $0.9 million issuance discount.

Costs and expenses associated with the acquisition of True North are recorded to Business acquisition costs in these Carve-Out Financial Statements and totaled nil and $1.2 million for the year ended December 31, 2017 and the period January 22 - December 31, 2016, respectively.

Bison Gold Resources, Inc. asset acquisition

During the year ended December 31, 2017, Klondex acquired all the issued and outstanding common shares of Bison Gold Resources Inc. (“Bison”), which owned, among other things, the Ogama property, by exchanging shares of Bison for shares of Klondex. This acquisition is presented in these Carve-Out Financial Statements as Bison and is part of the Canadian assets. As a result of this transaction, the Spinco recorded an addition to mineral properties of $7.1 million, which represents substantially all of the consideration transferred to Bison and assets acquired by Klondex.

5. Inventories

The following table provides the components of Inventories (in thousands):

	December 31,
	2017	2016
Supplies	$2,315	$893
Production related inventories:
Stockpiles	1,377	552
In-process	5,516	2,395
Doré finished goods	459	181

	$9,667	$4,021

As of December 31, 2017 and 2016, the Spinco’s stockpiles, in-process, and doré finished goods inventories included approximately $1.4 million and $0.6 million, respectively, of capitalized non-cash depreciation and depletion costs.

Write-down of production inventories

As discussed in Note 2. Summary of significant accounting policies, the period-end market value of the Spinco’s production-related inventories is determined in part by using the period-end prices (per ounces) of gold and silver and is sensitive to these inputs. Due to increases in production costs, the Spinco’s application of its lower of average cost or net realizable value accounting policy resulted in write-downs of production inventories. Write-downs have resulted solely from the Spinco’s application of its lower of average cost or net realizable value accounting policy and were unrelated to any ounce adjustments or changes to recovery rates.

The following table provides information about the Spinco’s write-downs (in thousands, except per ounce amounts):

Type of previously incurred cost	Year ended December 31, 2017	For the period January 22 - December 31, 2016
Cash production costs	$10,683	$1,918
Allocated depreciation and depletion	2,431	477

Write-down of production inventories	$13,114	$2,395

Prices used in write-down calculation
Price per gold ounce	$1,297	$1,159

6. Prepaid expenses and other

The following table provides the components of Prepaid expenses and other (in thousands):

	December 31,
	2017	2016
Canadian GST receivable	$1,499	$682
Other	275	272

	$1,774	$954

7. Mineral properties, plant and equipment, net

The following table provides the components of Mineral properties, plant and equipment, net (in thousands):

	December 31,
	2017	2016
Mineral properties	$23,280	$15,278
Facilities and equipment	24,099	20,558
Mine development	20,105	6,328
Land	882	823
Construction in progress	166	546

	68,532	43,533
Less: accumulated depreciation and depletion	(15,615)	(4,415)

	$52,917	$39,118

8. Debt

As of December 31, 2017 and 2016, the Spinco had no outstanding Debt.

Secured Promissory Note

In conjunction with its January 22, 2016 acquisition of True North (see Note 4. Business combinations and asset acquisitions), the Spinco entered into a $12.0 million promissory note to the vendor with an annual interest rate of 4.0% (the “Promissory Note”). The Promissory Note required principal repayments of $4.0 million in each of the next three years on the anniversary of the closing date. Interest payments were due monthly. In the fourth quarter of 2016, on behalf of the Spinco, Klondex repaid the entire principal amount of the Promissory Note which was recorded as an increase in Parent company investment. As a result of the early repayment, the Spinco recorded a $0.5 million Loss on debt extinguishment for the unamortized issuance discount.

Intercompany Debt Interest

Intercompany interest charges to the Spinco are from Klondex for previously advanced funds through various intercompany debt obligations and reflect an estimated cost of operating the Spinco’s business on a standalone basis. Interest is charged at a rate per annum equal to the sum of a LIBOR rate and 7.0% on the unpaid principal balance. Actual outstanding intercompany obligations have been included in Parent company investment in these Carve-Out Financial Statements as such amounts will not be obligations of the Spinco on a go-forward basis following the approval of the Arrangement Agreement (see Note 10. Parent company investment).

Interest expense, net

The following table summarizes the components of Interest expense, net (in thousands):

	Year ended December 31, 2017	For the period January 22 - December 31, 2016
Intercompany debt	$4,603	$2,285
Promissory note	—	824
Other	4	3
Less: capitalized interest	—	(273)

	$4,607	$2,839

9. Asset retirement obligations

The Spinco’s asset retirement obligations are related to True North and are estimated based upon present value techniques of expected cash flows, estimates of inflation, and a credit adjusted risk-free discount rate. The following table provides a summary of changes in the asset retirement obligation (in thousands):

	December 31,
	2017	2016
Balance, beginning of period	$1,666	$—
Changes in estimates	(43)	(363)
Accretion expense	123	126
Additions resulting from True North Acquisition	—	1,793
Effect of foreign currency	94	110

Balance, end of period	$1,840	$1,666

As of December 31, 2017, the Spinco’s asset retirement obligations were secured by the Spinco’s plant assets in Canada.

10. Parent company investment

Parent company investment is comprised of transactions between the Spinco and its parent, Klondex, for intercompany advances and financings and corporate G&A allocations. The Spinco does not present any remaining outstanding intercompany obligations to Klondex in these Carve-Out Financial Statements as such amounts will not be obligations of the Spinco on a go-forward basis following the approval of the Arrangement Agreement.

The following table summarizes the activity of Parent company investment (in thousands):

	Note	2017	2016
Balance, beginning of period		$63,273	$—
True North purchase (cash component)	4	—	20,000
Bison Gold Resources Inc. asset acquisition		7,242	—
Promissory Note repayment	8	—	12,000
Corporate allocations(1)		2,331	1,452
Share-based compensation		835	388
Intercompany interest expense		4,603	2,285
Intercompany working capital advances		75	12,338
Other intercompany financing		19,494	14,810

Balance, end of period		$97,853	$63,273

(1)

Reflects allocations of general and administrative expenses of Klondex’s Corporate and other reportable segment, which have been allocated to the Spinco on a weighed pro-rata basis relative to Klondex’s consolidated revenues and capital expenditures to represent an estimate of the full cost of operating the Spinco’s business on a standalone basis.

11. Income taxes

No tax expense or benefit was recorded for the year ended December 31, 2017 and the period January 22 - December 31, 2016, as a full valuation allowance was taken against the net deferred taxes for both periods.

Components of loss before income taxes for the year ended December 31, 2017 and the period January 22 - December 31, 2016 are as follows (in thousands):

	Year ended December 31, 2017	For the period January 22 - December 31, 2016
Klondex Canada Ltd.	$(23,653)	$(19,263)
Bison Gold Resources, Inc.	—	—

Total	$(23,653)	$(19,263)

A reconciliation of the Spinco’s effective tax rate with the statutory tax rate for the year ended December 31, 2017 and the period January 22 - December 31, 2016 is below (in thousands):

	Year ended December 31, 2017	For the period January 22 - December 31, 2016
Income and mining tax (expense) / benefit at statutory rate	$6,150	$5,008
Effects of provincial statutory rates on earnings of subsidiaries	206	165
Share-based compensation expense	(39)	(12)
Foreign exchange rate (loss)	(9)	(23)
Deferred tax asset (recognized)	(6,648)	(4,997)
Other	340	(141)

Income tax (expense)	$—	$—

At December 31, 2017 and 2016, the significant components of the Spinco’s deferred tax assets and liabilities are below (in thousands):

	December 31,
	2017	2016
Deferred tax assets:
Mineral properties, plant and equipment	$30,822	$31,908
Net operating losses	15,850	5,433
Asset retirement obligation	497	450
Inventory	(390)	(164)
Provincial mining tax attributes	3,980	3,124

Deferred tax assets	50,759	40,751
Valuation allowances	(50,759)	(40,751)

Net deferred tax assets	$—	$—

The Spinco evaluated evidence available to determine the amount of valuation allowance required on its deferred tax assets. At December 31, 2017 and 2016, the balances of our valuation allowances were approximately $50.8 million and $40.8 million, respectively. These balances were primarily related to Canadian exploration and development expense pools obtained through the purchase of True North in 2016 and exploration and development costs with tax basis in excess of book. If it is determined that the Spinco will ultimately be more likely than not to realize all or a portion of the related benefits for which a valuation allowance has been provided, all or a portion of the related valuation allowance will be reduced.

The net change in the Spinco’s valuation allowance for the year ended December 31, 2017 and the period January 22 - December 31, 2016 are as follows (in thousands):

	Year ended December 31, 2017	For the period January 22 - December 31, 2016
Balance, beginning of period	$(40,751)	$—
Canadian exploration and development expense pools	614	(31,908)
Canadian net operating losses	(10,622)	(8,843)

Balance, end of period	$(50,759)	$(40,751)

As of December 31, 2017, the Spinco had Canadian net operating loss carryforwards of $56.7 million which expire between 2025 and 2037.

The Spinco files income tax returns in Canada. The statute of limitations generally remains open for the 2013 to 2017 years. However, to the extent the Spinco has tax attribute carryforwards, the amount of the attribute may be adjusted upon examination by the tax authorities which will impact the deductibility in future years or years that are not statute-barred.

The Spinco classifies interest and penalties as a component of Interest income and other (expense), net in its Carve-Out Financial Statements. The amount of interest and penalties recognized in the Carve-Out Financial Statements were nil for the year ended December 31, 2017 and the period January 22 - December 31, 2016.

12. Quarterly financial information (unaudited)

Summarized quarterly results are as follows (in thousands):

	Quarters
	First(1)	Second	Third	Fourth	Year(1)
2017
Revenues	$5,470	$8,394	$7,203	$11,500	$32,567
Cost of sales	11,170	10,963	10,865	15,323	48,321
Gross profit (loss)	(5,700)	(2,569)	(3,662)	(3,823)	(15,754)
Net (loss)	(7,458)	(4,324)	(5,725)	(6,146)	(23,653)
2016
Revenues	$—	$—	$1,336	$8,007	$9,343
Cost of sales	—	—	827	15,470	16,297
Gross profit (loss)	—	—	509	(7,463)	(6,954)
Net (loss)	(1,418)	(6,688)	(976)	(10,181)	(19,263)

(1)	For 2016, the first quarter reflects the period January 22 - March 31, 2016 and the year reflects the period January 22 - December 31, 2016.

13. Supplemental cash flow information

The following table provides a summary of significant supplemental cash flow information (in thousands):

	Year ended December 31, 2017	For the period January 22 - December 31, 2016
Cash paid for interest	$4	$827
Cash paid for taxes	—	—
True North Acquisition financed through Promissory Note	—	11,100
Repayment of Promissory Note by parent	—	12,000
Bison Acquisition through issuance of parent common shares	7,242	—

14. Employee benefit plan

Canada Registered Retirement Savings Plan

The Klondex Canada Ltd.’s Group Registered Retirement Savings Plan (the “Group RRSP”) is available to all Canadian employees and is sponsored by the Spinco. The Group RRSP is subject to the provisions of the Income Tax Act and guided by the Capital Accumulation Plan Guidelines. There are no administrative fees for the Group RRSP. Participants in the Group RRSP exercise control and direct the investment of their contributions and account balances among various investments offered and may receive advice from a registered investment adviser. The Spinco matches employee contributions to the plan up to 3% of eligible compensation. For the year ended December 31, 2017 and the period January 22 - December 31, 2016, the Spinco’s matching contributions totaled $0.2 million and nil, respectively as the Group RRSP was established at the end of 2016.

15. Commitments and contingencies

From time to time the Spinco is involved in legal actions or contingencies related to its business; however, management is not currently aware of any pending or threatened legal matter which could be expected to have a material adverse effect on the Spinco’s financial position.

16. Subsequent events

True North reduction in operations

On January 9, 2018, Klondex announced a change in its operations in Canada, which included the immediate reduction of underground mining operations and workforce at its True North mine in Manitoba, Canada.

Following an extensive review of recent operational performance at True North, Klondex decided to limit underground mining to areas already developed. Once these areas are depleted, underground mining will be suspended. The decision was largely based on the site’s inability to achieve planned operating and cash flow metrics in 2017. The mine will be placed on care and maintenance status after the developed areas are mined to review strategic options and to provide optionality at higher metal prices. Klondex will continue to process tailings, as contained in its reserve estimate, through the mill for the foreseeable future in order to maximize cash flow and offset expected care and maintenance costs.

Spin-out of Klondex Canada from Klondex Mines Ltd.

On March 16, 2018, Klondex entered into the Arrangement Agreement with Hecla and 1156291 B.C. Unlimited Liability Company in which Klondex’s Canadian assets will be spun into a new company, as referenced in these Carve-Out Financial Statements as the Canadian Spinco of Klondex, if the Arrangement Agreement is approved (see Note 1. Organization and basis of presentation for additional detail).

Canadian Spinco of Klondex Mines Ltd.

Condensed Interim Carve-Out Financial Statements (Unaudited)

For the three months ended March 31, 2018 and 2017

(expressed in thousands of US dollars)

(Prepared in accordance with United States Generally Accepted Accounting Principles)

Canadian Spinco of Klondex

Condensed Interim Carve-Out Financial Statements

CANADIAN SPINCO OF KLONDEX

CONDENSED INTERIM CARVE-OUT BALANCE SHEETS (Unaudited)

(US dollars in thousands)

	Note	March 31, 2018	December 31, 2017
Assets
Current assets
Cash and cash equivalents		$1,217	$4,536
Inventories	4	4,593	9,667
Prepaid expenses and other	5	494	1,774

Total current assets		6,304	15,977
Mineral properties, plant and equipment, net	6	49,569	52,917

Total assets		$55,873	$68,894

Liabilities
Current liabilities
Accounts payable		$2,297	$7,929
Accrued compensation and benefits		335	655

Total current liabilities		2,632	8,584
Asset retirement obligations		1,818	1,840

Total liabilities		4,450	10,424
Commitments and contingencies	10
Carve-out Equity
Parent company investment	8	100,936	97,853
Accumulated deficit		(51,494)	(42,916)
Accumulated other comprehensive income		1,981	3,533

Total carve-out equity		51,423	58,470

Total liabilities and carve-out equity		$55,873	$68,894

The accompanying notes are an integral part of the condensed interim carve-out financial statements.

CANADIAN SPINCO OF KLONDEX

CONDENSED INTERIM CARVE-OUT STATEMENTS OF (LOSS) (Unaudited)

(US dollars in thousands)

		Three Months Ended March 31,
	Note	2018	2017
Revenues		$6,867	$5,470
Cost of sales
Production costs		8,168	6,906
Depreciation and depletion		2,506	1,535
Write-down of production inventories	4	1,460	2,729

		(5,267)	(5,700)
Other operating expenses
General and administrative		1,378	934
Asset retirement and accretion		31	30

(Loss) from operations		(6,676)	(6,664)
Other income (expense)
Interest expense, net	7	(1,504)	(900)
Foreign currency (loss) gain, net		(398)	105
Interest income and other (expense), net		—	1

(Loss) before tax		$(8,578)	$(7,458)
Income tax (expense)	9	—	—

Net (loss)		$(8,578)	$(7,458)

The accompanying notes are an integral part of the condensed interim carve-out financial statements.

CANADIAN SPINCO OF KLONDEX

CONDENSED INTERIM CARVE-OUT STATEMENTS OF COMPREHENSIVE (LOSS) (Unaudited)

(US dollars in thousands)

	Three Months Ended March 31,
	2018	2017
Net (loss)	$(8,578)	$(7,458)
Other comprehensive (loss) income, net of tax
Foreign currency translation adjustments, net of a tax benefit of $545 and a tax expense of $132 for the three months ended March 31, 2018 and 2017, respectively.	(1,552)	374

Comprehensive (loss)	$(10,130)	$(7,084)

The accompanying notes are an integral part of the condensed interim carve-out financial statements.

CANADIAN SPINCO OF KLONDEX

CONDENSED INTERIM CARVE-OUT STATEMENTS OF CASH FLOWS (Unaudited)

(US dollars in thousands)

		Three Months Ended March 31,
	Note	2018	2017
Operating activities
Net (loss)		$(8,578)	$(7,458)
Significant items not involving cash
Depreciation and depletion		2,049	1,551
Asset retirement and accretion		31	30
Write-down of production inventories - allocated depreciation and depletion	4	310	495
Foreign exchange, net		398	(105)
Share-based compensation		34	157
Corporate G&A allocations		155	808
Non-cash interest expense	8	1,503	899

		(4,098)	(3,623)
Changes in non-cash working capital
Inventories		4,138	(42)
Prepaid expenses and other		1,280	124
Accounts payable		(5,428)	1,344
Accrued compensation and benefits		(320)	19

Net cash used in operating activities		(4,428)	(2,178)
Investing activities
Expenditures on mineral properties, plant and equipment		—	(3,787)
Change in accounts payable related to expenditures on mineral properties, plant and equipment		(204)	(258)

Net cash used in investing activities		(204)	(4,045)
Financing activities
Proceeds from parent company investment		1,413	3,879

Net cash provided by financing activities		1,413	3,879
Effect of foreign exchange on cash balances		(100)	(287)

Net increase (decrease) in cash		(3,319)	(2,631)
Cash, beginning of period		4,536	6,078

Cash, end of period		$1,217	$3,447

Supplemental cash flow information:
Cash paid for interest		$1	$1
Cash paid for taxes		—	—

The accompanying notes are an integral part of the condensed interim carve-out financial statements.

CANADIAN SPINCO OF KLONDEX

CONDENSED INTERIM CARVE-OUT STATEMENTS OF EQUITY (Unaudited)

(US dollars in thousands)

	Note	Parent company investment	Accumulated deficit	Accumulated other comprehensive income	Total
Balance at December 31, 2017		$97,853	$(42,916)	$3,533	$58,470
Net parent company contributions	8	3,083	—	—	3,083
Net (loss)		—	(8,578)	—	(8,578)
Foreign currency translation adjustments		—	—	(1,552)	(1,552)

Balance at March 31, 2018		$100,936	$(51,494)	$1,981	$51,423

The accompanying notes are an integral part of the condensed interim carve-out financial statements.

Canadian Spinco of Klondex

Notes to Condensed Interim Carve-Out Financial Statements (Unaudited)

1. Organization and basis of presentation

Spin-out from Klondex Mines Ltd.

On March 16, 2018, Klondex Mines Ltd. (“Klondex”) entered into an arrangement agreement (the “Arrangement Agreement”) with Hecla Mining Company (“Hecla”) and 1156291 B.C. Unlimited Liability Company, a wholly-owned subsidiary of Hecla. Under the terms of the Arrangement Agreement, Hecla will acquire all the outstanding common shares of Klondex. As part of the Arrangement Agreement, Klondex shareholders will receive consideration consisting of cash, shares of Hecla common stock, or a combination of cash and Hecla common stock, plus shares of a new company, as referenced in these Condensed Interim Carve-Out Financial Statements as the Canadian Spinco of Klondex (the “Spinco”), formed to hold Klondex’s Canadian assets comprised of Klondex Canada Ltd. and Bison Gold Resources, Inc. The Arrangement Agreement terms contain a provision in which Hecla will subscribe for a 13.46% interest in Spinco by contributing US$7.0 million to Spinco. The Arrangement Agreement has been approved by the boards of directors of Klondex and Hecla and is subject to the future approval of Klondex’s securityholders.

About the Canadian Spinco of Klondex

If the Arrangement Agreement is approved by Klondex securityholders, the Spinco will hold Klondex’s Canadian assets, which are comprised of Klondex Canada Ltd., which holds the True North gold mine and mill (“True North”) and Bison Gold Resources Inc. which holds the Ogama-Rockland properties (“Ogama”), the 10% buy-back rights on the Snow Lake Property, and various early-stage assets located in Manitoba and Ontario, Canada. True North and Ogama were acquired on January 22, 2016 and October 19, 2017, respectively, and, as such, the Spinco had no operations or assets prior to 2016. Klondex placed True North into production in the third quarter of 2016 and operations continued until January 9, 2018, when True North was placed on care and maintenance. Ogama is an exploration stage property located approximately 19 miles from True North.

2. Summary of significant accounting policies

Basis of presentation

These Condensed Interim Carve-Out Financial Statements represent the historical operations of Klondex Canada Ltd. and Bison Gold Resources, Inc. since inception (January 22, 2016 following the True North acquisition) and have been derived from Klondex’s historical accounting records. The Condensed Interim Carve-Out Financial Statements are presented on a carve-out basis, have been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”) applicable to the preparation of interim statements, and should be read in conjunction with the most recent audited annual financial statements. All revenues and expenses as well as assets and liabilities directly associated with the Spinco are included in these Condensed Interim Carve-Out Financial Statements.

These Condensed Interim Carve-Out Financial Statements also include allocations of general and administrative expenses of Klondex’s Corporate and other reportable segment, which have been allocated to the Spinco on a weighted pro-rata basis relative to Klondex’s consolidated revenues and capital expenditures to represent an estimate of the full cost of operating the Spinco on a standalone basis. Additionally, Klondex has previously advanced funds to the Spinco through various intercompany obligations which are included in Parent company investment in these Condensed Interim Carve-Out Financial Statements as such amounts will not be obligations of the Spinco on a go-forward basis following the approval of the Arrangement Agreement. For additional detail on the aforementioned amounts see Note 8. Parent company investment.

Management believes the assumptions underlying the Condensed Interim Carve-Out Financial Statements, including the allocations of general and administrative expenses are reasonable. Nevertheless, the Condensed Interim Carve-Out Financial Statements may not include all of the actual expenses that may have been incurred had the Spinco operated as a standalone company during the periods presented and may not reflect the Spinco’s financial position, operating results, and cash flows had the Spinco operated as a standalone company during the periods presented.

These interim financial statements, with the exception of any recently adopted accounting pronouncements described in Note 3. Recent accounting pronouncements, follow the same significant accounting policies disclosed in the Spinco’s most recent audited financial statements for the Canadian Spinco of Klondex Mines Ltd. Carve-Out Financial Statements.

All amounts are expressed and presented in thousands of United States dollars (unless otherwise noted) and references to “CDN$” refer to Canadian dollars.

Significant Judgments, Estimates, and Assumptions

The preparation of these Condensed Interim Carve-Out Financial Statements requires management to make judgments, assumptions, and/or estimates that affect the reported amounts of assets, liabilities, and contingencies as of the date of the financial statements and reported amounts of expenses and taxes during reporting periods. Actual results may differ from estimates as the estimation process is inherently uncertain. Estimates are reviewed on an ongoing basis based on historical experience and other factors that are considered to be relevant at the time such estimates are made. Revisions to estimates and the resulting impacts on the carrying amounts of the Spinco’s assets and liabilities are accounted for prospectively.

3. Recent accounting pronouncements

Recently adopted

Effective January 1, 2018, the Spinco adopted ASU No. 2014-09, “Revenue from Contracts with Customers” and the applicable related accounting standard updates that followed (collectively referred to as “Topic 606”). The Spinco adopted Topic 606 using the modified retrospective method, which required it to apply the new revenue standard to (i) all new revenue contracts entered into after January 1, 2018, and (ii) revenue contracts which were not completed as of January 1, 2018. In accordance with this approach, the consolidated revenues for periods prior to January 1, 2018 were not revised and there was no cumulative effect of the adoption of Topic 606 as of January 1, 2018.

The Spinco’s current revenue recognition policy is consistent with Topic 606 which requires that revenue from contracts with customers be recognized when the performance condition to transfer a distinct good is satisfied. The recognition of revenue upon completion of the Spinco’s performance condition is generally satisfied when title transfers to the customer. As a result, the adoption of Topic 606 did not have an impact on the Spinco’s financial statements.

In August 2016, the FASB issued ASU No. 2016-15, “Statement of Cash Flows - Classification of Certain Cash Receipts and Cash Payments.” ASU No. 2016-15 addresses eight specific cash flow issues with the objective of reducing the diversity in practice in how certain cash receipts and cash payments are presented and classified in the statement of cash flows. ASU No. 2016-15 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2017, which for the Spinco means the first quarter of the year ending December 31, 2018. The Spinco has evaluated the potential impacts of ASU No. 2016-15 and does not expect it will have a material impact on its financial statements.

Not yet adopted

In February 2016, the FASB issued ASU No. 2016-02, “Leases”. ASU No. 2016-02 requires lessees to recognize assets and liabilities on the balance sheet for the rights and obligations resulting from leases. ASU No. 2016-02 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years, which for the Spinco means the first quarter of the year ending December 31, 2019. The Spinco is currently evaluating the impact that ASU No. 2016-02 will have on its financial statements.

4. Inventories

The following table provides the components of Inventories (in thousands):

	March 31, 2018	December 31, 2017
Supplies	$2,197	$2,315
Production related inventories:
Stockpiles	—	1,377
In-process	203	5,516
Doré finished goods	2,193	459

	$4,593	$9,667

As of March 31, 2018 and December 31, 2017, the Spinco’s stockpiles, in-process, and doré finished goods inventories included approximately $0.5 million and $1.4 million, respectively, of capitalized non-cash depreciation and depletion costs.

Write-down of production inventories

The period-end market value of the Spinco’s production-related inventories is determined in part by using the period-end prices (per ounce) of gold and silver and is sensitive to these inputs. Due to increases in production costs, the Spinco’s application of its lower of average cost or net realizable value accounting policy resulted in write-downs of production inventories. Write-downs have resulted solely from the Spinco’s application of its lower of average cost or net realizable value accounting policy and were unrelated to any ounce adjustments or changes to recovery rates.

The following table provides information about the Spinco’s write-downs (in thousands, except per ounce amounts):

	Three Months Ended March 31,
Type of previously incurred cost	2018	2017
Cash production costs	$1,150	$2,234
Allocated depreciation and depletion	310	495

Write-down of production inventories	$1,460	$2,729

Prices used in write-down calculation
Price per gold ounce	$1,324	$1,242

5. Prepaid expenses and other

The following table provides the components of Prepaid expenses and other (in thousands):

	March 31, 2018	December 31, 2017
Canadian GST receivable	$303	$1,499
Other	191	275

	$494	$1,774

6. Mineral properties, plant and equipment, net

The following table provides the components of Mineral properties, plant and equipment, net (in thousands):

	March 31, 2018	December 31, 2017
Mineral properties	$22,618	$23,280
Facilities and equipment	23,192	24,099
Mine development	19,550	20,105
Land	857	882
Construction in progress	390	166

	66,607	68,532
Less: accumulated depreciation and depletion	(17,038)	(15,615)

	$49,569	$52,917

7. Debt

As of March 31, 2018 and December 31, 2017, the Spinco had no outstanding Debt.

Intercompany Debt Interest

Intercompany interest charges to the Spinco are from Klondex for previously advanced funds through various intercompany debt obligations and reflect an estimated cost of operating the Spinco’s business on a standalone basis. Interest is charged at a rate per annum equal to the sum of a LIBOR rate and 7.0% on the unpaid principal balance. Actual outstanding intercompany obligations have been included in Parent company investment in these Condensed Interim Carve-Out Financial Statements as such amounts will not be obligations of the Spinco on a go-forward basis following the approval of the Arrangement Agreement (see Note 8. Parent company investment).

Interest expense, net

The following table summarizes the components of Interest expense, net (in thousands):

	Three Months Ended March 31,
	2018	2017
Intercompany debt	$1,503	$899
Other	1	1

	$1,504	$900

8. Parent company investment

Parent company investment is comprised of transactions between the Spinco and its parent, Klondex, for intercompany advances and financings and corporate G&A allocations. The Spinco does not present any remaining outstanding intercompany obligations to Klondex in these Condensed Interim Carve-Out Financial Statements as such amounts will not be obligations of the Spinco on a go-forward basis following the approval of the Arrangement Agreement.

The following table summarizes the activity of Parent company investment (in thousands):

	Note	2018
Balance, beginning of period		$97,853
Corporate allocations(1)		155
Share-based compensation		34
Intercompany interest expense	7	1,503
Intercompany working capital advances		(156)
Other intercompany financing		1,547

Balance, end of period		$100,936

(1)

Reflects allocations of general and administrative expenses of Klondex’s Corporate and other reportable segment, which have been allocated to the Spinco on a weighed pro-rata basis relative to Klondex’s consolidated revenues and capital expenditures to represent an estimate of the full cost of operating the Spinco’s business on a standalone basis.

9. Income taxes

No tax expense or benefit was recorded for the three months ended March 31, 2018 and 2017, as a full valuation allowance was taken against the net deferred taxes for both periods.

10. Commitments and contingencies

From time to time the Spinco is involved in legal actions or contingencies related to its business; however, management is not currently aware of any pending or threatened legal matter which could be expected to have a material adverse effect on the Spinco’s financial position.

APPENDIX “K”

INFORMATION CONCERNING HECLA

The following information should be read in conjunction with the information concerning Hecla appearing elsewhere in this Circular of which this Appendix “K” is a part. Capitalized terms used, but not otherwise defined in this Appendix “K” shall have the meaning ascribed to them in this Circular.

SPECIAL NOTE ON FORWARD-LOOKING STATEMENTS

Certain statements contained in this Appendix “K” and elsewhere in this Circular (including information incorporated by reference) are “forward-looking statements” and are intended to be covered by the safe harbor provided for under Section 27A of the U.S. Securities Act and Section 21E of the U.S. Exchange Act. Hecla’s forward-looking statements include its current expectations and projections about future production, results, performance, prospects and opportunities, including reserves and other mineralization. Forward-looking statements can be identified by the use of words such as “may”, “might”, “will”, “expect”, “anticipate”, “believe”, “could”, “intend”, “plan”, “estimate” and similar expressions. Forward-looking statements are based on information currently available to Hecla and are expressed in good faith and believed to have a reasonable basis. However, Hecla’s forward-looking statements are subject to a number of risks, uncertainties and other factors that could cause its actual production, results, performance, prospects or opportunities, including reserves and mineralization, to differ materially from those expressed in, or implied by, such forward-looking statements.

These risks, uncertainties and other factors include, but are not limited to, those set forth under “Item 1A. Risk Factors” and “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Hecla’s Annual Report on Form 10-K for the year ended December 31, 2017 filed with the SEC on February 15, 2018 (“Hecla’s Annual Report on Form 10-K”) and under “Part II – Item 1A. Risk Factors” in Hecla’s Quarterly Report on Form 10-Q for the three months ended March 31, 2018 filed with the SEC on May 10, 2018, each of which is incorporated herein by reference. Given these risks and uncertainties, readers are cautioned not to place undue reliance on Hecla’s forward-looking statements. Projections and other forward-looking statements included in this Appendix “K” and elsewhere in this Circular have been prepared based on assumptions, which Hecla believes to be reasonable, but not in accordance with U.S. GAAP or any guidelines of the SEC. Actual results may vary, perhaps materially. You are strongly cautioned not to place undue reliance on such projections and other forward-looking statements. All subsequent written and oral forward-looking statements attributable to Hecla or to persons acting on Hecla’s behalf are expressly qualified in their entirety by these cautionary statements. Except as required by U.S. federal securities laws, Hecla disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

BUSINESS OF HECLA

Introduction

Hecla is a Delaware corporation with its shares of common stock traded on the NYSE under the symbol “HL”. Hecla and its subsidiaries have provided precious and base metals to the U.S. and worldwide since 1891. Hecla is engaged in the exploration, acquisition, development, production and marketing of silver, gold, lead and zinc. Hecla produces lead, zinc and bulk concentrates, which it sells to custom smelters and brokers, and unrefined precipitate and bullion bars (doré) containing gold and silver, which are further refined before sale to precious metals traders. Hecla is organized and managed in four segments that encompass its operating units: the Greens Creek, Lucky Friday, Casa Berardi and San Sebastian units.

The map below shows the locations of Hecla’s operating units and its exploration and pre-development projects, as well as its corporate offices located in Coeur d’Alene, Idaho, Vancouver, British Columbia and Val d’Or, Québec:

Products and Segments

Hecla’s segments are differentiated by geographic region. Hecla produces zinc, lead and bulk flotation concentrates at the Greens Creek unit and lead and zinc flotation concentrates at the Lucky Friday unit, each of which Hecla sells to custom smelters and brokers on contract. The flotation concentrates produced at Greens Creek and Lucky Friday units contain payable silver, zinc and lead, and at Greens Creek they also contain payable gold. At Greens Creek, Hecla also produces gravity concentrate containing silver, gold and lead. Unrefined bullion (doré) is produced from the gravity concentrate by a third-party processor and sold to a precious metal refiner. Hecla also produces unrefined gold and silver bullion bars (doré) at Casa Berardi and San Sebastian, which are shipped to refiners before sale of the metals to precious metals traders. Payable metals are those included in Hecla’s products which Hecla is paid for by smelters, brokers and refiners. Hecla’s segments as of December 31, 2017 included the following:

•

The Greens Creek unit located on Admiralty Island, near Juneau, Alaska. Greens Creek is 100% owned and has been in production since 1989, with a temporary care and maintenance period from April 1993 through July 1996.

•

The Lucky Friday unit located in northern Idaho. Lucky Friday is 100% owned and has been a producing mine for Hecla since 1958. As discussed below under the heading “Employees”, unionized employees at Lucky Friday have been on strike since mid-March 2017, resulting in limited production during that time. Following a period of rehabilitation and no production at Lucky Friday in 2012, production returned to historical levels in September 2013.

•

The Casa Berardi unit located in the Abitibi region of northwestern Québec, Canada. Casa Berardi is 100% owned and was acquired on June 1, 2013 with the purchase of all issued and outstanding common shares of Aurizon Mines Ltd. Aurizon Mines Ltd. had operated and produced from the Casa Berardi mine since late 2006 and began various mine enhancements in an effort to improve operational efficiency, including a shaft deepening project completed in 2014 and a new paste fill facility completed in 2013. In addition to ongoing production from the underground mine, production from the East Mine Crown Pillar surface mine commenced in July 2016. The addition of surface production and enhancements to the processing facility resulted in increased ore throughput and gold production in 2017.

•

The San Sebastian unit located in the state of Durango, Mexico. San Sebastian is 100% owned and had previously produced for us from underground mines between 2001 and 2005. Recent near-surface exploration discoveries in the vicinity of the past producing area led to the decision in the third quarter of 2015 to develop shallow open pit mines there. Production commenced from the open pits in the fourth quarter of 2015. Continued exploration resulted in the decision to develop a new underground ramp and rehabilitate the historical underground access. The underground development commenced in the first quarter of 2017, and underground ore production began in January 2018.

The contributions to our consolidated sales by our operating units in 2017 were 48.2% from Greens Creek, 33.3% from Casa Berardi, 14.8% from San Sebastian and 3.8% from Lucky Friday.

Employees

As of December 31, 2017, Hecla employed 1,431 people. Many of the employees at the Lucky Friday unit are represented by a union. The most recent collective bargaining agreement with the unionized employees at the Lucky Friday unit expired on April 30, 2016, and on February 19, 2017, those employees voted against our contract offer. On March 13, 2017, the unionized employees went on strike and have been on strike since that time. Production at Lucky Friday was suspended from the start of the strike until July 2017, with limited production by salary employees commencing at that time. Hecla cannot predict how long the strike will last or whether an agreement will be reached. Hecla expects to incur cash expenditures of approximately US$1.0 million to US$1.5 million per month to advance engineering and infrastructure for the restart of full production, in addition to costs related to limited interim production. As a result of the strike or other related events, operations at Lucky Friday could continue to be disrupted, which could adversely affect our financial condition and results of operations.

Available Information

Hecla is a Delaware corporation. Hecla’s current holding company structure dates from its incorporation in 2006 and the renaming of its subsidiary (previously “Hecla Mining Company”) as Hecla Limited. Hecla’s principal executive offices are located at 6500 N. Mineral Drive, Suite 200, Coeur d’Alene, Idaho 83815-9408. Hecla’s telephone number is (208) 769-4100. Hecla’s website address is www.hecla-mining.com. Information from Hecla’s website is not incorporated by reference into this Circular. Hecla files annual, quarterly and current reports, proxy statements and other information, along with any amendments to these documents, with the SEC, copies of which are available on its website or from the SEC free of charge (www.sec.gov or 800-SEC-0330 or the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549). Hecla will provide copies of these materials to Klondex Securityholders upon request using the above-listed contact information, directed to the attention of Investor Relations, or via e-mail request sent to hmc-info@hecla-mining.com.

SELECTED HISTORICAL FINANCIAL DATA OF HECLA

The following table (in thousands of US$, except per share amounts, Hecla Shares issued, stockholders of record, and employees) sets forth selected historical consolidated financial data for Hecla as of and for each of the years ended December 31, 2013 through 2017 and is derived from our audited financial statements (except for stockholders of record and employees). The data set forth below should be read in conjunction with, and is qualified in its entirety by, our Consolidated Financial Statements and the Notes thereto contained in Hecla’s Annual Report on Form 10-K, which is incorporated by reference to this Circular. See “Where You Can Find More Information” of this Appendix “K”. Hecla’s historical consolidated financial information may not be indicative of the future performance of Hecla following the Arrangement.

	2017 (6)	2016 (5)	2015	2014	2013
Sales of products	$577,775	$645,957	$443,567	$500,781	$382,589
Net income (loss)	$(23,519)	$69,547	$(86,968)	$17,824	$(25,130)
Preferred stock dividends (1)	$(552)	$(552)	$(552)	$(552)	$(552)

Income (loss) applicable to common stockholders	$(24,071)	$68,995	$(87,520)	$17,272	$(25,682)

Basic income (loss) per Hecla Share	$(0.06)	$0.18	$(0.23)	$0.05	$(0.08)

Diluted income (loss) per Hecla Share	$(0.06)	$0.18	$(0.23)	$0.05	$(0.08)

EBITDA (2)	$156,302	$236,184	$107,316	$151,532	$69,130

Total assets	$2,364,957	$2,371,677	$2,221,925	$2,262,064	$2,232,119

Accrued reclamation & closure costs	$86,045	$85,580	$95,538	$57,250	$105,191

Non-current portion of debt and capital leases (3)	$508,422	$506,817	$509,040	$512,129	$505,058

Cash dividends paid per Hecla Share (4)	$0.01	$0.01	$0.01	$0.01	$0.02

Hecla Shares issued and outstanding	399,176,425	395,286,875	378,112,840	367,376,863	342,663,381

Stockholders of record	3,784	4,197	4,392	5,571	6,435
Employees	1,431	1,396	1,404	1,354	1,312

Notes:

(1)	Hecla declared and paid all quarterly dividends on its Series B preferred shares for 2013, 2014, 2015, 2016 and 2017 totaling US$0.6 million for each of those years.

(2)

Earnings before interest, taxes, depreciation, and amortization (“EBITDA”) is a non-U.S. GAAP measurement. EBITDA is used by management, and we believe is useful to investors, in evaluating our operating performance. The table below presents reconciliations between the non-U.S. GAAP measure EBITDA and the most comparable U.S. GAAP measure of net income (loss) for the years ended December 31, 2017, 2016, 2015, 2014, and 2013 (in thousands of US$).

	Year ended December 31,
	2017	2016	2015	2014	2013
Net income (loss) (GAAP)	$(23,519)	$69,547	$(86,968)	$17,824	$(25,130)
Interest expense, net of amount capitalized (A)	38,012	21,796	25,389	26,775	21,689
Income tax provision (benefit)	19,879	27,428	56,310	(5,240)	(9,795)
Depreciation, depletion, and amortization	121,930	117,413	112,585	112,173	82,366
EBITDA	$156,302	$236,184	$107,316	$151,532	$69,130

Note:

(A)

On April 12, 2013, Hecla completed an offering of US$500 million in aggregate principal amount of 6.875% senior notes (the “Senior Notes”) due May 1, 2021 and issued additional Senior Notes in 2014 to fund one of its defined benefit pension plans. See Note 6 of Notes to Consolidated Financial Statements in Hecla’s Annual Report on Form 10-K for more information. The Senior Notes bear interest at a rate of 6.875% per year from the date of original issuance or from the most recent payment date to which interest has been paid or provided for. Interest on the Senior Notes is payable on May 1 and November 1 of each year, commencing November 1, 2013.

(3)

On April 12, 2013, Hecla completed an offering of US$500 million in aggregate principal amount of the Senior Notes due May 1, 2021 in a private placement conducted pursuant to Rule 144A and Regulation S under the U.S. Securities Act. In 2014, an additional US$6.5 million aggregate principal amount of Senior Notes were issued to Hecla’s pension plan. More information can be found in Note 6 of Notes to Consolidated Financial Statements in Hecla’s Annual Report on Form 10-K.

(4)

See “Item 5. Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities” in Hecla’s Annual Report on Form 10-K for a summary of the Hecla Share dividends declared by the Hecla Board for the years presented.

(5)

In the third quarter of 2015, Hecla made the development decision to mine near-surface, high-grade portions of silver and gold deposits from shallow open pits at the San Sebastian unit in Mexico. Mine production commenced in the fourth quarter of 2015, and mill production started in December 2015. The first sales from San Sebastian occurred in the first quarter of 2016, and operations have continued there since that time. See “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, The San Sebastian Segment” in Hecla’s Annual Report on Form 10-K for more information.

(6)

In March 2017, Hecla employees represented by a union at the Lucky Friday unit went on strike, and have been on strike since that time. Production and sales at Lucky Friday have been limited during the strike period. See “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, The Lucky Friday Segment” in Hecla’s Annual Report on Form 10-K for more information.

SELECTED UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following selected unaudited pro forma condensed combined financial information is based on the assumptions described in the notes to the unaudited pro forma condensed combined financial statements of Hecla, attached as Appendix “L” to this Circular. The unaudited pro forma condensed combined balance sheet as of March 31, 2018 gives effect to the Arrangement as if it had been completed on March 31, 2018. The unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2018 and the year ended December 31, 2017 gives effect to the Arrangement as if it had been completed on January 1, 2017. The unaudited pro forma condensed combined financial statements do not purport to project Hecla’s consolidated financial position or results of operations for any future period.

The unaudited pro forma condensed combined financial statements are based on assumptions and adjustments. These adjustments are preliminary and may be revised during the final fair value assessments and determination of the purchase price allocation. There can be no assurance that these revisions will not result in material changes. The selected unaudited pro forma condensed combined financial information set out below should be read in conjunction with the description of the Arrangement contained in this Circular, the historical consolidated financial statements and related notes of Klondex contained in the 2017 Annual Report on Form 10-K and Klondex’s Quarterly Report on Form 10-Q for the three months ended March 31, 2018, each of which is incorporated by reference into this Circular, the historical consolidated financial statements and related notes of Hecla contained in Hecla’s Annual Report on Form 10-K and Hecla’s Quarterly Report on Form 10-Q for the three months ended March 31, 2018, each of which is incorporated by reference into this Circular, and the unaudited pro forma condensed combined financial statements attached to this Circular as Appendix “L”.

The unaudited pro forma condensed combined financial statements have been prepared using Hecla’s accounting policies in accordance with U.S. GAAP.

(Figures expressed in thousands of US$, except per share data)

Pro Forma Statement of Operations Data (Unaudited) for the Three Months Ended March 31, 2018
Sales of products	189,613
Income from operations	14,154
Net income	11,515
Basic and diluted income per Hecla Share after preferred stock dividends	0.02

Pro Forma Statement of Operations Data (Unaudited) for the Year Ended December 31, 2017
Sales of products	785,859
Income from operations	76,782
Net loss	(32,218)
Basic and diluted loss per Hecla Share after preferred stock dividends	(0.07)

Pro Forma Balance Sheet Data (Unaudited) as of March 31, 2018
Cash, cash equivalents and short-term investments	67,472
Total current assets	233,394
Total assets	2,844,761

Total current liabilities	138,414
Long-term debt and capital leases	576,377
Total liabilities	1,075,476
Total shareholders’ equity	1,769,285

COMPARATIVE PER SHARE INFORMATION

The following table sets forth, for the year ended December 31, 2017 and the three months ended March 31, 2018, selected per share information for Klondex Shares on a historical basis and, for the year ended December 31, 2017, and the three months ended March 31, 2018, selected per share information for Hecla Shares on a historical basis, and unaudited pro forma information using the acquisition method of accounting assuming: (i) the Arrangement occurred on the dates indicated; (ii) each Klondex Option and Klondex Warrant to purchase Klondex Shares outstanding on May 1, 2018 that has an exercise price per share less than US$2.71 was exercised on May 1, 2018; and (iii) each Klondex RSU and Klondex DSU held by Klondex employees on May 1, 2018 was settled in cash. The Klondex unaudited pro forma combined equivalents show how each Klondex Share would have participated in the Combined Company’s earnings (loss) from continuing operations and book value if the pro forma events had occurred on the relevant dates and were calculated by multiplying the corresponding Hecla unaudited pro forma combined data by the exchange ratio of 0.4136.

The Hecla pro forma combined earnings per share were calculated using the methodology as described in Appendix “L” of this Circular. The Hecla pro forma combined cash dividends per share represent the weighted average of Hecla’s historical cash dividends and Klondex’s historical cash dividends per share. The Hecla pro forma combined book value per share was calculated by dividing total combined Hecla and Klondex pro forma common shareholders’ equity by the pro forma equivalent number of shares. The Klondex pro forma equivalent per share amounts were calculated by multiplying the Hecla pro forma combined per share amounts by the exchange ratio of 0.4136.

You should read the data with: (i) the historical consolidated financial statements and related notes of Klondex contained in the 2017 Annual Report on Form 10-K and Klondex’s Quarterly Report on Form 10-Q for the three months ended March 31, 2018, each of, which is incorporated by reference into this Circular; and (ii) the historical consolidated financial statements and related notes of Hecla contained in Hecla’s Annual Report on Form 10-K and Hecla’s Quarterly Report on Form 10-Q for the three months ended March 31, 2018, each of which is incorporated by reference into this Circular. See “Part 39 – Additional Information” of this Circular for information on obtaining 2017 Annual Report on Form 10-K and Klondex’s Quarterly Report on Form 10-Q for the three months ended March 31, 2018, and “Where You Can Find More Information” of this Appendix “K” for information on obtaining Hecla’s Annual Report on Form 10-K and Hecla’s Quarterly Report on Form 10-Q for the three months ended March 31, 2018. The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position of Hecla following the Arrangement.

	Hecla		Klondex
	Historical	Pro Forma Per Share	Historical	Equivalent Pro Forma Per Share
Basic earnings per share:
For the year ended December 31, 2017	$(0.06)	$(0.07)	$(0.13)	$(0.03)
For the three months ended March 31, 2018	$0.02	$0.02	$(0.04)	$0.01
Diluted earnings per share:
For the year ended December 31, 2017	$(0.06)	$(0.07)	$(0.13)	$(0.03)
For the three months ended March 31, 2018	$0.02	$0.02	$(0.04)	$0.01
Cash dividends declared per common share:
For the year ended December 31, 2017	$0.01	$0.01	$0.00	$0.004
For the three months ended March 31, 2018	$0.0025	$0.0021	$0.00	$0.0009
Book value per common share:
As of December 31, 2017	$3.72	$3.68	$1.56	$1.52
As of March 31, 2018	$3.73	$3.70	$1.49	$1.53

HECLA’S REASONS FOR THE ARRANGEMENT

After careful consideration, the Hecla Board approved the Arrangement Agreement and the transactions contemplated thereby, including the Arrangement. In reaching its decision, the Hecla Board consulted with Hecla management, financial advisors and legal advisors and considered a number of factors that the Hecla Board believed supported its decision, including the following factors:

Strategic Considerations. The Hecla Board believes that the Arrangement will provide a number of significant strategic benefits for Hecla stockholders, including the following:

•

The opportunity to create a premier U.S. based, precious metals mining company, with an asset portfolio complementary to our existing portfolio of mining assets, increasing the geographic diversity and scale of the resulting Combined Company, while maintaining our current focus on operating in North America.

•

The opportunity to add gold and silver production from three operating assets in Nevada, one of the most favorable mining jurisdictions in the world. Hecla also gains a large and significant land position with extensive exploration and development potential, in one of the most prolific gold mining jurisdictions in the world.

•	The transaction would increase, on a pro forma basis, 2017 annual production by 27%, equating to 162,000 ounces on a gold equivalent basis or 11.5 million ounces on a silver equivalent basis.

•	The Fire Creek Mine is a cornerstone producing asset with robust cash flows and significant opportunities for exploration, mine life expansion, and increased throughput.

•	The Arrangement is expected to allow Hecla the opportunity to capture meaningful synergies including in the areas of cost reductions and mine optimization.

•	The Arrangement further increases the grade of one of the highest-grade asset portfolios in the industry.

•	Klondex’s assets leverage Hecla’s core competency in narrow-vein underground mining.

Other Factors Considered by the Hecla Board. In addition to considering the strategic factors described above, the Hecla Board considered the following additional factors, all of which they viewed as supporting their decision:

•

The Hecla Board’s knowledge of the business, operations, financial condition, earnings and prospects of Hecla and Klondex, taking into account the results of Hecla’s due diligence review of Klondex, as well as the Hecla Board’s knowledge of current and prospective operating environments of Hecla and Klondex, including, but not limited to, economic and market conditions;

•	The results of the due diligence review of Klondex and its business conducted by Hecla and its advisors;

•	The terms and conditions of the Arrangement Agreement and the Plan of Arrangement and the strong commitments by both Hecla and Klondex to complete the Arrangement and related transactions;

•	The Arrangement is structured as a stock and cash transaction, intended to minimize dilution to Hecla’s stockholders, and is expected to be accretive on most important financial and operating metrics;

•	The historical trading prices of Hecla Shares and Klondex Shares;

•

That Hecla would receive opinions from: (i) Greenberg Traurig, LLP as to certain anticipated U.S. tax consequences to Hecla as a result of the transaction; and (ii) Cassels Brock & Blackwell LLP as to certain anticipated Canadian tax consequences to Hecla as a result of the transaction;

•	The verbal opinion of J.P. Morgan Securities LLC rendered to the Hecla board on March 16, 2018, confirmed by the delivery of a written opinion dated March 16, 2018, that, as of such date, based upon and subject to the assumptions made, procedures followed, matters considered and qualifications and limitations set forth in J.P. Morgan Securities LLC’s written opinion, the Hecla Consideration to be paid by Hecla pursuant to the Arrangement Agreement was fair from a financial point of view to Hecla;

•

The verbal opinion of CIBC World Markets Inc. rendered to the Hecla Board on March 16, 2018, confirmed by the delivery of a written opinion dated March 16, 2018, that, as of such date, based upon and subject to the assumptions made, procedures followed, matters considered and qualifications and limitations set forth in CIBC World Markets Inc.‘s written opinion, the Hecla Consideration to be paid by Hecla pursuant to the Arrangement Agreement was fair from a financial point of view to Hecla;

•

The fact that the Arrangement Agreement provides for a fixed exchange ratio and that no adjustment will be made in the Hecla Consideration to be received by Klondex Securityholders in the Arrangement as a result of possible changes in the trading price of Hecla Shares following the announcement of the Arrangement; and

•	Hecla’s ability to acquire Klondex’s operating assets without incurring any additional debt was seen as enhancing Hecla’s overall credit metrics.

The Hecla Board weighed these benefits and supporting factors against a number of other factors identified in their deliberations weighing negatively against the Arrangement, including the following:

•

the possibility that the transaction may not be completed, or that completion may be unduly delayed, including because Klondex Securityholders may not approve the Arrangement Resolution or because of reasons beyond the control of Hecla or Klondex;

•

the risk that the pendency of the transaction or the failure to complete the transaction could have an adverse impact on Hecla, including on the market price of Hecla Shares and future business and financial results of Hecla;

•	the diversion of management focus and resources from operational matters and other strategic opportunities while working to implement the transaction;

•	the ability to capture anticipated synergies between Hecla and Klondex and the ability to realize other anticipated benefits of the transaction in the expected timeframe, if at all;

•	the fact that certain provisions of the Arrangement Agreement, although reciprocal, may have the effect of discouraging alternative takeover proposals involving Hecla;

•	the difficulties of combining the businesses and workforces of Hecla and Klondex;

•	the risk that, despite the efforts of Hecla and Klondex prior to completion of the Arrangement, the Combined Company may lose key personnel;

•	the risk that the Arrangement will not result in the tax attributes expected by Hecla;

•

the substantial costs to be incurred in connection with the transaction, including the costs of integrating the businesses of Hecla and Klondex, as well as the direct expenses arising from the transaction;

•	Klondex’s right, subject to certain conditions, to respond to and negotiate certain alternative acquisition proposals made prior to the time Klondex Securityholders approve the Arrangement Resolution;

•

the possibility that Hecla might not achieve its projected financial results, including as a result of not being able to optimize the results at the Fire Creek Mine or find exploration success at any of the other acquired Klondex properties;

•	the possibility that the market price of Hecla Shares may decline in the future as a result of the Arrangement; and

•

the risks of the type and nature described in “Part 15 – Risk Factors Relating to the Arrangement” of this Circular and the matters described in “Part 3 – Cautionary Statement Regarding Forward-Looking Information” of this Circular, and in “Special Note on Forward-Looking Statements” of this Appendix “K”.

The Hecla Board considered all of these factors as a whole, and, on balance, concluded that they supported a determination to: (i) approve and adopt the Arrangement Agreement; (ii) approve the Arrangement upon the terms and subject to the conditions set forth in the Arrangement Agreement and Plan of Arrangement; and (iii) approve the payment by Hecla of the Hecla Consideration, including the issuance of the Share Consideration, pursuant to and in accordance with the terms and conditions of the Arrangement Agreement. The above discussion of the factors considered by the Hecla Board is not intended to be exhaustive. In reaching their determination, the Hecla Board did not quantify or assign any relative weights to the factors considered, and individual directors may have given different weights to different factors. The Hecla Board considered all these factors as a whole, including discussions with, and inquiry of, Hecla’s management, and its banking and legal advisors, and overall considered these factors to be favorable to, and to support, their determination.

The explanation of the reasoning of the Hecla Board and certain information presented in this section are forward-looking in nature and, therefore, the information should be read in light of the factors discussed in “Part 3 – Cautionary Statement Regarding Forward-Looking Information” of this Circular, and in “Special Note on Forward-Looking Statements” of this Appendix “K”.

INTERESTS OF HECLA’S DIRECTORS AND OFFICERS IN THE ARRANGEMENT

No director or executive officer of Hecla has any substantial interest, direct or indirect, in the matters to be acted upon at the Meeting. No director or executive officer of Hecla, and none of their affiliates, beneficially owns, directly or indirectly, any Klondex Shares.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF HECLA

Information about security ownership of certain beneficial owners of Hecla is included in the section of Hecla’s Proxy Statement on Schedule 14A, filed on April 9, 2018, entitled “Stock Ownership – Security Ownership of Certain Beneficial Owners and Management”, which is incorporated by reference herein.

INFORMATION REGARDING THE DIRECTORS AND OFFICERS OF THE COMBINED COMPANY AND HECLA ACQUISITION SUBCO

The individuals who currently serve as the directors and executive officers of Hecla will continue to serve in the same roles and with the same titles as the directors and executive officers of the Combined Company. The following is a list of the individuals, including their respective titles, who currently serve as the directors and officers of Hecla Acquisition Subco: Robert D. Brown, Director and President; Dean W.A. McDonald, Director and Vice President; and Tami D. Whitman, Secretary. Hecla expects that certain of its directors and executive officers will serve as the directors and executive officers of Klondex following the closing of the Arrangement. See Hecla’s Annual Report on Form 10-K and Hecla’s Proxy Statement on Schedule 14A, filed on April 9, 2018, which are incorporated by reference herein, for detailed information concerning Hecla’s directors and executive officers.

WHERE YOU CAN FIND MORE INFORMATION

Hecla files annual, quarterly and current reports, proxy statements and other information with the SEC and with Canadian securities regulators. You may read and copy any reports, statements or other information filed by Hecla at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the Public Reference Room. You can also inspect reports, proxy statements and other information about Hecla at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.

You may also obtain copies of this information by mail from the Public Reference Section of the SEC, 100 F Street, N.E., Room 1580, Washington, D.C. 20549, at prescribed rates, or from commercial document retrieval services.

The SEC maintains a website that contains reports, proxy statements and other information, including those filed by Hecla, at www.sec.gov. Canadian securities regulators also make such information available under Hecla’s issuer profile on SEDAR at www.sedar.com. You may also access the SEC filings and obtain other information about Hecla through the website maintained by Hecla at www.hecla-mining.com. The information contained in Hecla’s website is not incorporated by reference into this Circular.

As allowed by SEC rules, Klondex is able to “incorporate by reference” certain of Hecla’s information into this Circular, which means that Klondex can disclose important information to you by referring you to certain documents filed by Hecla with the SEC. The information incorporated by reference is deemed to be part of this Circular except for any information superseded by information in this Appendix “K”. This Circular, which includes this Appendix “K”, incorporates by reference the documents set forth below that Hecla (Commission file number 1-8491) has previously filed with the SEC. These documents contain important information about Hecla and its financial condition.

•	Hecla’s Annual Report on Form 10-K filed with the SEC on February 15, 2018;

•	Hecla’s Quarterly Report on Form 10-Q filed with the SEC on May 10, 2018;

•	Hecla’s Definitive Proxy Statement on Schedule 14A filed with the SEC on April 9, 2018;

•

Hecla’s Current Reports on Form 8-K, which Hecla filed with the SEC on February 15, 2018 (with respect to Item 8.01), March 5, 2018, March 19, 2018, May 1, 2018 and May 10, 2018 (with respect to Item 8.01); and

•	The description of Hecla’s capital stock contained in Hecla’s Form 8-B filed with the SEC on May 6, 1983.

Nothing in this Appendix “K” or in this Circular of which this Appendix “K” is a part shall be deemed to incorporate information furnished, but not filed, with the SEC, including pursuant to Item 2.02 or Item 7.01 of Form 8-K and corresponding information furnished under Item 9.01 of Form 8-K or included as an exhibit. Any statement contained in a document incorporated or deemed to be incorporated herein by reference, or contained in this Circular, shall be deemed to be modified or superseded for purposes of this Appendix “K” to the extent that a statement contained herein or in any other subsequently dated or filed document that also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Appendix “K” or this Circular.

All documents filed by Hecla pursuant to Section 13(a), 13(c), 14 or 15(d) of the U.S. Exchange Act, from the date of this Circular to the date of the Meeting shall also be deemed to be incorporated herein by reference.

You may also obtain copies of any document incorporated in this Circular (excluding any exhibits to these documents unless the exhibit is specifically incorporated by reference into this Circular), without charge, by requesting them in writing, by telephone or by e-mail from Hecla at the following address:

Hecla Mining Company

6500 North Mineral Drive, Suite 200

Coeur d’Alene, Idaho 83815-9408

Attention: Investor Relations

(208) 769-4100

www.hecla-mining.com

You may also obtain additional copies of this Circular and the proxy, and may ask any questions about the Arrangement or the Arrangement Agreement, by contacting D.F. King at the following address:

D.F. King & Co., Inc.

48 Wall Street

New York, NY 10005

1(800) 330-8705 (toll free in North America)

outside North America, Banks, Brokers and Collect calls: 1(212) 771-1133

Email: inquiries@dfking.com

Neither Hecla nor Klondex has authorized anyone to give any information or make any representation about the Arrangement or the Meeting that is different from, or in addition to, that contained in this Circular or in any of the materials that are incorporated by reference into this Circular. Therefore, if anyone does give you information of this sort, you should not rely on it. If you are in a jurisdiction where offers to exchange or sell, or solicitations of offers to exchange or purchase, the securities offered by this Circular are unlawful, or if you are a person to whom it is unlawful to direct these types of activities, then the offer presented in this Circular does not extend to you. The information contained in this Circular speaks only as of the date of this document unless the information specifically indicates that another date applies.

APPENDIX “L”

PRO FORMA FINANCIAL STATEMENTS OF THE COMBINED COMPANY

HECLA AND KLONDEX UNAUDITED PRO FORMA CONDENSED

COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma condensed combined financial statements (the “Pro Forma Statements”) give effect to the proposed Arrangement and represent the Combined Company’s unaudited pro forma condensed combined balance sheet as of March 31, 2018 and the Combined Company’s unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2018 and the year ended December 31, 2017. The unaudited pro forma condensed combined balance sheet gives effect to the proposed Arrangement (as defined herein) as if it had occurred on the date of such balance sheet. The accompanying unaudited pro forma condensed combined statements of operations give effect to the proposed Arrangement as if it had occurred on January 1, 2017.

For accounting purposes, the transaction would be accounted for using the acquisition method, pursuant to which assets and liabilities are recorded at fair value. The valuation of Hecla’s shares to be issued as consideration was based upon an assumed closing price of Hecla’s common stock of $3.94. See Note 2 to these Pro Forma Statements for additional information on the estimated purchase consideration and the impact thereon of changes in the per share price of our stock.

The unaudited pro forma condensed combined balance sheet and statements of operations should be read in conjunction with the historical financial statements of Hecla and Klondex including the notes thereto, which are included in their respective Quarterly Reports filed on Form 10-Q for the three months ended March 31, 2018 and Annual Reports filed on Form 10-K for the year ended December 31, 2017, which are incorporated by reference in this Circular.

The Pro Forma Statements are not necessarily indicative of the operating results or financial condition that would have been achieved if the proposed Arrangement had been completed on the dates or for the periods presented, nor do they purport to project the results of operations or financial position of the combined entities for any future period or as of any future date. Actual amounts recorded upon consummation of the proposed Arrangement would likely differ from those recorded in the Pro Forma Statements. The Pro Forma Statements do not reflect any special items such as integration costs or operating synergies that may be realized as a result of the proposed Arrangement.

Hecla Mining Company

Unaudited Pro Forma Condensed Combined Balance Sheet

As of March 31, 2018

(in thousands)

	Hecla	Klondex	Pro forma adjustments			Pro forma combined
Assets:			(Notes 2, 3 and 5)
Cash and cash equivalents	$212,569	$27,814	$(1,217)	(a	)	$33,114
			(157,411)	(b)
			(41,641)	(c)
			(7,000)	(d)
Investments	34,358	—	—			34,358
Accounts receivable	39,006	—	—			39,006
Inventories	62,803	37,739	(4,593)	(a)		105,584
			9,635	(e)
Other current assets	17,369	4,457	(494)	(a)		21,332

Total current assets	366,105	70,010	(202,721)			233,394
Non-current investments	7,652	—	7,000	(d)		14,652
Non-current restricted cash and investments	1,005	9,504	—			10,509
Properties, plants, equipment and mineral interests, net	2,008,704	276,040	(49,569)	(a)		2,552,885
			236,038	(e)
			81,672	(f)
Non-current deferred income taxes	671	18,696	—			19,367
Other non-current asset	13,954	—	—			13,954

Total assets	$2,398,091	$374,250	$72,420			$2,844,761

Liabilities:
Accounts payable and other current liabilities	$101,950	$30,362	(2,632)	(a)		$123,557
			(6,123)	(c)
Current portion of capital leases and notes payable	5,669	873	—			6,542
Current portion of accrued reclamation and closure costs	8,315	—	—			8,315

Total current liabilities	115,934	31,235	(8,755)			138,414
Accrued reclamation and closure costs	78,887	21,389	(1,818)	(a)		98,458
Deferred tax liabilities	116,866	17,030	81,672	(f)		210,984
			(4,584)	(g)
Long-term debt and capital leases	540,660	35,717	—			576,377
Non-current pension liability	48,459	—	—			48,459
Other non-current liabilities	2,784	847	(847)	(c)		2,784

Total liabilities	903,590	106,218	65,668			1,075,476

Shareholders’ Equity:
Series B preferred stock	39	—	—			39
Common stock	101,290	—	19,353	(h)		120,643
Capital surplus	1,626,298	378,435	(100,936)	(a)		1,911,816
			285,518	(h)
			(277,499)	(i)
Accumulated deficit	(187,092)	(89,942)	51,494	(a)		(217,179)
			(34,671)	(c)
			4,584	(g)
			38,448	(i)
Accumulated other comprehensive loss, net	(26,767)	(20,461)	(1,981)	(a)		(26,767)
			22,442	(i)
Less treasury stock	(19,267)	—	—			(19,267)

Total shareholders’ equity	1,494,501	268,032	6,752			1,769,285

Total liabilities and shareholders’ equity	$2,398,091	$374,250	$72,420			$2,844,761

See accompanying notes to these unaudited pro forma condensed combined financial statements.

Hecla Mining Company

Unaudited Pro Forma Condensed Combined Statement of Operations

For the three months ended March 31, 2018

(in thousands, except per share amounts)

	Hecla	Klondex	Pro forma adjustments			Pro forma combined
			(Notes 2, 3, 4 and 6)
Sales of products	$139,709	$56,771	$(6,867)	(j	)	$189,613

Cost of sales and other direct production costs	72,869	35,449	(8,168)	(j	)	100,150
Depreciation, depletion and amortization	28,054	13,103	(2,506)	(j	)	38,651
Write-down of production inventories	—	8,517	(1,460)	(j	)	7,057

	100,923	57,069	(12,134)			145,858

Gross profit	38,786	(298)	5,267			43,755

General and administrative	7,735	5,824	(1,378)	(j	)	12,181
Exploration	7,360	502	—			7,862
Pre-development	1,005	—	—			1,005
Research and development	1,436	—	—			1,436
Provision for closed operations and environmental matters	1,262	334	(31)	(j	)	1,565
Lucky Friday suspension related costs	5,017	—	—			5,017
Acquisition costs	2,507	3,616	(6,123)	(k	)	—
Other operating (expense) income	515	20	—			535

Income (loss) from operations	11,949	(10,594)	12,799			14,154

Other income (expense):
Net foreign exchange loss	2,592	3,185	398	(j	)	6,175
Loss on derivative contracts	4,007	(128)	—			3,879
Interest expense, net of amounts capitalized	(9,794)	(599)	1	(j	)	(10,392)
Other income (expense)	254	6	—			(270)
			(530)	(l	)

	(2,941)	2,464	(131)			(608)

(Loss) income before income taxes	9,008	(8,130)	12,668			13,546
Income tax provision	(768)	132	(1,395)	(m	)	(2,031)

Net (loss) income	8,240	(7,998)	11,273			11,515
Preferred stock dividends	(138)	—	—			(138)

(Loss) income applicable to common shareholders	$8,102	$(7,998)	$11,273			$11,377

Basic and diluted (loss) income per common share after preferred stock
dividends	$0.02					$0.02
Weighted average number of common shares outstanding - basic	399,322		77,412	(h	)	476,734
Weighted average number of common shares outstanding - diluted	401,923		77,412	(h	)	479,335

See accompanying notes to these unaudited pro forma condensed combined financial statements.

Hecla Mining Company

Unaudited Pro Forma Condensed Combined Statement of Operations

For the year ended December 31, 2017

(in thousands, except per share amounts)

	Year ended December 31, 2017
	Hecla	Klondex	Pro forma adjustments		Pro forma combined
			(Notes 2, 3, 4 and 6)
Sales of products	$577,775	$240,651	$(32,567)	(j)	$785,859

Cost of sales and other direct production costs	304,727	134,311	(28,191)	(j)	410,847
Depreciation, depletion and amortization	116,062	47,778	(7,016)	(j)	160,680
			3,856	(n)
Write-down of production inventories	—	24,766	(13,114)	(j)	11,652

	420,789	206,855	(44,465)		583,179

Gross profit	156,986	33,796	11,898		202,680

General and administrative	35,611	19,401	(3,980)	(j)	51,032
Exploration	23,510	8,246	(239)	(j)	31,517
Pre-development	5,448	11,674	—		17,122
Research and development	3,276	—	—		3,276
Provision for closed operations and environmental matters	6,701	(1,872)	(51)	(j)	4,778
Lucky Friday suspension related costs	21,301	—	—		21,301
Other operating (expense) income	(3,504)	352	24	(j)	(3,128)

Income (loss) from operations	64,643	(4,005)	16,144		76,782

Other income (expense):
Net foreign exchange loss	(10,300)	(8,601)	(918)	(j)	(19,819)
Loss on derivative contracts	(21,250)	(1,182)	—		(22,432)
Interest expense, net of amounts capitalized	(38,012)	(4,117)	4	(j)	(42,125)
Other income (expense)	1,279	(163)	(36)	(j)	(507)
			(1,587)	(i)

	(68,283)	(14,063)	(2,537)		(84,883)

(Loss) income before income taxes	(3,640)	(18,068)	13,607		(8,101)
Income tax provision	(19,879)	(5,596)	1,358	(m)	(24,117)

Net (loss) income	(23,519)	(23,664)	14,965		(32,218)
Preferred stock dividends	(552)	—	—		(552)

(Loss) income applicable to common shareholders	$(24,071)	$(23,664)	$14,965		$(32,770)

Basic and diluted (loss) income per common share after preferred stock dividends	$(0.06)				$(0.07)

Weighted average number of common shares outstanding - basic	397,394		77,412	(h)	474,806

Weighted average number of common shares outstanding - diluted	397,394		77,412	(h)	474,806

See accompanying notes to these unaudited pro forma condensed combined financial statements.

NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Note 1. Basis of presentation

Hecla Mining Company (“Hecla”) and Klondex Mines Ltd. (“Klondex”) entered into an Arrangement pursuant to which Hecla would acquire all of the issued and outstanding common shares of Klondex (see Note 2 for more information). It is assumed the Arrangement would be accounted for as a business combination. The Pro Forma Statements are prepared on that basis and are presented to give effect to the proposed Arrangement of all of the outstanding common shares of Klondex by Hecla. The Pro Forma Statements represent the Combined Company’s unaudited pro forma condensed combined balance sheet as of March 31, 2018, and unaudited pro forma condensed combined statements of operations for the three months ended March 31, 2018 and the year ended December 31, 2017. The unaudited pro forma condensed combined balance sheet gives effect to the proposed Arrangement as if it occurred on the date of such balance sheet. The unaudited pro forma condensed combined statements of operations give effect to the proposed Arrangement as if it occurred on January 1, 2017. The Pro Forma Statements reflect the acquisition of assets, assumptions of liabilities, and operating activities relating to Klondex’s Nevada properties, and not Klondex’s Canadian properties, as Klondex’s Canadian assets would be held by a newly formed entity and not retained by the Combined Company as a result of the proposed Arrangement. Historical information for Hecla and Klondex has been derived from historical consolidated financial statements, which were prepared and presented in accordance with United States Generally Accepted Accounting Principles (“GAAP”). The pro forma adjustments and allocations of the estimated consideration that would be transferred are based on preliminary estimates of the fair value of assets to be acquired, liabilities to be assumed, and consideration to be transferred. As of the date of this Circular, the proposed Arrangement has not yet been completed. The final determination of the consideration transferred and the related allocation would be completed after asset and liability valuations are finalized as of the date of completion of the proposed Arrangement. Changes to these adjustments may materially affect both the estimated value of the consideration transferred and the preliminary estimated fair value to the assets and liabilities as presented in the Pro Forma Statements.

In preparing the unaudited pro forma condensed combined balance sheet and statements of operations in accordance with GAAP, the following historical information was used:

•	Klondex’s Quarterly Report filed on Form 10-Q for the three months ended March 31, 2018;

•	Hecla’s Quarterly Report filed on Form 10-Q for the three months ended March 31, 2018;

•	Klondex’ s Annual Report filed on Form 10-K for the year ended December 31, 2017; and

•	Hecla’s Annual Report filed on Form 10-K for the year ended December 31, 2017.

The unaudited pro forma condensed combined balance sheet and statements of operations should be read in conjunction with the historical financial statements including the notes thereto, as listed above, which are incorporated by reference in this Circular. All amounts are stated in U.S. dollars unless otherwise noted.

Note 2. Description of the Arrangement

On March 16, 2018, Hecla and Klondex entered into an Arrangement Agreement pursuant to which Hecla would acquire all of the issued and outstanding common shares of Klondex for consideration valued at $2.47 per share. Under the terms of the proposed Arrangement, each holder of Klondex common shares may elect to receive either (i) US$2.47 in cash (the “Cash Alternative”), (ii) 0.6272 of a Hecla share per Klondex share (the “Share Alternative”), or (iii) US$0.8411 in cash and 0.4136 of a Hecla share per Klondex share (the “Combined Alternative”), subject in the case of the Cash Alternative and the Share Alternative to pro-ration based on a maximum total cash consideration of approximately $157.4 million and a maximum total number of Hecla shares issued of 77,411,859. If all Klondex shareholders elect either the Cash Alternative or the Share Alternative, each Klondex shareholder would be entitled to receive US$0.8411 in cash and 0.4136 Hecla shares. Klondex shareholders would also receive shares of a newly formed company which would hold the Canadian assets of

Klondex. Klondex had 179,668,072 issued and outstanding common shares as of May 7, 2018. An additional 7,476,924 Klondex common shares would be issued immediately prior to consummation of the proposed Arrangement related to conversion of in-the-money Klondex share options and warrants and certain outstanding restricted share units, resulting in a total of 187,144,996 issued and outstanding Klondex common shares at the time of consummation of the proposed Arrangement. For financial accounting purposes, the purchase price allocation is based upon the assumption of Hecla paying $157.4 million in cash and issuing 77,411,859 shares of Hecla common stock having a total value of $304.9 million, for total consideration of $462.3 million. The pro forma value of Hecla stock issued as consideration was based upon the 60-day volume-weighted average price at the time of announcement on March 19, 2018 of $3.94 per share. The closing price of Hecla’s common stock was $3.97 at May 7, 2018.

The following represents the preliminary estimated allocation of the consideration to be transferred as if the proposed Arrangement had occurred on March 31, 2018:

(in thousands)
Consideration:
Hecla stock issued (77.4M shares @ $3.94 per share)	$304,871
Cash	157,411

Total consideration	$462,282

Fair value of net assets acquired:
Assets:
Cash	$26,597
Inventories	42,781
Property, plant, and equipment and mineral interests	544,181
Non-current restricted cash and investments	9,504
Deferred tax assets	18,696
Other assets	3,963

Total assets	645,722

Liabilities:
Accounts payable	20,784
Payroll liabilities	3,008
Income taxes payable	3,203
Debt and capital leases	36,590
Deferred tax liabilities	98,702
Accrued reclamation and closure costs	19,571
Other liabilities	1,582

Total liabilities	183,440

Net assets	$462,282

The actual value of consideration transferred would be based on the market price of Hecla’s common stock on the date the proposed Arrangement is consummated. A 10% change in the price per share of Hecla stock would result in an approximate $30.5 million change in the amount of total consideration transferred in the Arrangement.

Note 3. Effect of the Arrangement on the unaudited pro forma condensed combined balance sheet

The unaudited pro forma condensed combined balance sheet includes the following adjustments:

a)

To adjust amounts included in the consolidated balance sheet related to the Canadian assets of Klondex, which would be transferred to a new entity and not retained by the Combined Company as a result of the proposed Arrangement.

b)	To record the cash consideration of $157.4 million to be paid to Klondex shareholders, as discussed above.

c)

To record payment of estimated costs related to the Arrangement of $41.6 million. The costs include investment banking, legal, advisory, valuation, financial and other professional fees, change-in-control payments under Klondex’s compensation agreements, and settlement of restricted share units, performance share units and deferred share units. This adjustment is not reflected in the pro forma statements of operations, as it is non-recurring.

In connection with the proposed Arrangement, Hecla is also expected to issue 2,068,000 warrants to purchase one share of Hecla’s common stock (“Hecla Warrants”) to a holder of warrants to purchase Klondex’s common stock. The Hecla Warrants would have an exercise price of CAD$5.47 less the Canadian dollar equivalent of US$0.8411, all divided by 0.4136, and would expire in April 2032. The accounting treatment of the Hecla Warrants is being evaluated, and no adjustment has been made to unaudited pro forma condensed combined balance sheet for the Hecla Warrants. However, it is expected that such adjustment would not have a material effect on the Pro Forma Statements.

d)	To record Hecla’s subscription for $7.0 million in common shares in a new company which would hold the Canadian assets of Klondex.

e)

To recognize the preliminary estimated fair value of Klondex’s assets acquired and liabilities assumed in the proposed Arrangement. The adjustment includes the assumption that the allocation of the estimated difference between consideration and the net fair value of assets acquired and liabilities assumed would be recorded to value beyond proven and probable reserves, with no amount allocated to goodwill. This allocation is preliminary and is subject to change due to several factors, including: (1) detailed valuations of assets and liabilities which have not been completed as of the date of this Circular; (2) subsequent changes in the fair values of the assets and liabilities of Klondex up to the closing date of the Arrangement; and 3) an assessment of the extent to which the Combined Company may realize its deferred tax assets. These changes would not be known until after the closing date of the proposed Arrangement.

No adjustment has been made to the unaudited pro forma condensed combined statements of operations for the preliminary estimated fair value adjustment for product inventory. This adjustment, which would decrease the pro forma net income for the three months ended March 31, 2018 by $9.6 million and increase the pro forma net loss for the year ended December 31, 2017 by approximately $3.5 million, is non-recurring.

f)

To record an increase in non-current deferred tax liabilities and a corresponding increase in mineral interests resulting from the excess of the asset bases for financial reporting over the asset bases for tax reporting. The increased asset bases for financial reporting is the result of an increase in the value of the assets of Klondex to reflect their estimated fair value at the time of the Arrangement, as described in (e) above. See Note 4(m) below for information on tax rate assumptions used.

g)

To record a decrease to deferred tax liabilities related to the tax benefit of the deductible portion of the costs related to the Arrangement described in Note (c) above. See Note 4(m) below for information on tax rate assumptions used.

h)	To record the issuance of 77,411,859 shares of Hecla common stock to Klondex shareholders, valued at $3.94 per share, or $304.9 million, as discussed in Note 2 above.

i)	To eliminate the equity accounts of Klondex.

Note 4. The effect of the Arrangement on the unaudited pro forma condensed combined statements of operations

The following is information on the unaudited pro forma condensed combined statements of operations:

j)

To adjust amounts included in the consolidated statements of operations related to the Canadian assets of Klondex, which would be transferred to a new entity and not retained by the Combined Company as a result of the proposed Arrangement.

k)	To adjust for costs related to the Arrangement incurred by Hecla and Klondex in the three months ended March 31, 2018, as they are non-recurring.

l)	To record an adjustment for the decrease in estimated interest income related to cash used in the proposed Arrangement.

m)

To record the estimated income tax effect of the pro forma adjustments. Hecla is a taxable entity; therefore, an adjustment is necessary to reflect an income tax provision if Hecla had acquired Klondex as of January 1, 2017. A combined U.S. federal and state statutory tax rate of 24.95% is applied to the adjustments.

n)

To adjust depreciation and depletion expense for the year ended December 31, 2017 to reflect the total related to the preliminary fair value of approximately $544.2 million allocated to properties, plants, equipment and mineral interests. For the three months ended March 31, 2018, depreciation and depletion expense recognized by Klondex, adjusted to exclude amounts related to their Canadian assets, is assumed to approximate pro forma depreciation and depletion expense for the Nevada assets under the Combined Company. Depreciation and depletion expense considers the estimated mine lives and related production for the Fire Creek, Midas and Hollister mines. A significant amount of the preliminary estimated consideration is allocated to value beyond proven and probable reserves, which is not immediately depreciable. As the allocation of estimated consideration is preliminary, the estimate of depreciation and depletion expense is subject to change upon completion of the valuation of the properties, plants, equipment and mineral interests of Klondex.

Note 5. Share capital

The following is information on the pro forma share capital of the Combined Company which gives effect to common shares of Hecla that would be issued under the proposed Arrangement:

(in thousands)	Common shares outstanding	Amount
Balance at March 31, 2018	400,301	$1,727,588
Hecla shares to be issued under the Agreement - see Note 3 h)	77,412	304,871

Pro forma share capital	447,713	$2,032,459

Note 6. Earnings per share

For purposes of the Pro Forma Statements, earnings per share has been calculated using the weighted average number of common shares which would have been outstanding for the three months ended March 31, 2018 and the year ended December 31, 2017 after giving effect to the Arrangement as if it had occurred on January 1, 2017. The following is information on pro forma basic and diluted weighted average common shares outstanding:

(in thousands)	Three months ended March 31, 2018	Year ended December 31, 2017
Hecla actual weighted average common shares outstanding - basic	399,322	397,394
Hecla shares to be issued under the Agreement - see Note 3 h)	77,412	77,412

Pro forma weighted average common shares outstanding - basic	476,734	474,806

Hecla actual weighted average common shares outstanding - diluted	401,923	397,394
Hecla shares to be issued under the Agreement - see Note 3 h)	77,412	77,412

Pro forma weighted average common shares outstanding - diluted	479,335	474,806

APPENDIX “M”

MANDATE OF THE KLONDEX BOARD

KLONDEX MINES LTD.

MANDATE OF THE BOARD OF DIRECTORS

1.	General

The board of directors (the “Board”) of Klondex Mines Ltd. (the “Corporation”) is responsible for the stewardship of the business and affairs of the Company. The Board seeks to discharge such responsibility by reviewing, discussing and approving the Company’s strategic planning and organizational structure and supervising management to ensure that the foregoing enhance and preserve the underlying value of the Company and that the Company operates with honesty and integrity in the conduct of its business.

Although directors may be elected by the shareholders to bring special expertise or a point of view to Board deliberations, they are not chosen to represent a particular constituency. The best interests of the Company as a whole must be paramount at all times.

2.	Composition

The Board will be comprised of a minimum of three members and a maximum of ten members, the majority of whom shall be, in the determination of the Board, “independent” for the purposes of National Instrument 58-101 Disclosure of Corporate Governance Practices. Each Board member shall satisfy the independence and experience requirements, if any, imposed by applicable securities laws, rules or guidelines, any applicable stock exchange requirements or guidelines and any other applicable regulatory rules.

The Chairman of the Board will be elected by vote of a majority of the full Board membership, on the recommendation of the Compensation and Governance Committee. The Chairman of the Board with the assistance of the lead director (who shall be an independent director), if any, will chair Board meetings and shall be responsible for overseeing the performance by the Board of its duties, for setting the agenda of each Board meeting (in consultation with the Chief Executive Officer (the “CEO”)), for communicating periodically with committee chairs regarding the activities of their respective committees, for assessing the effectiveness of the Board as a whole as well as individual Board members and for ensuring the Board works as a cohesive team and providing the leadership essential to achieve this.

3.	Meetings

Meetings will be scheduled, on at least a quarterly basis, to facilitate the Board carrying out its responsibilities. Additional meetings will be held as deemed necessary by the Chairman of the Board. The independent directors of the Board shall hold regularly scheduled in camera meetings at least annually at which non-independent directors and management are not in attendance. Any director of the Company may request the Chairman of the Board to call a meeting of the Board.

Meetings of the Board shall be validly constituted if a majority of the members of the Board is present in person or by telephone conference. A resolution in writing signed by all the members of the Board entitled to vote on that resolution at a meeting of the Board is as valid as if it had been passed at a meeting of the Board.

4.	Board Charter and Performance

The Board shall have a written charter that sets out its mandate and responsibilities, and the Board shall review and assess the adequacy of such charter and the effectiveness of the Board at least annually or otherwise, as it deems appropriate, and make any necessary changes. Unless and until replaced or amended, this mandate constitutes that charter. The Board will ensure that this mandate or a summary that has been approved by the Board is disclosed in accordance with all applicable securities laws or regulatory requirements in the Company’s annual management information circular or such other annual filing as may be permitted or required by applicable securities regulatory authorities.

5.	Responsibilities and Duties of Directors

The Board discharges its responsibility for overseeing the management of the Company’s business by delegating to the Company’s senior officers the responsibility for day-to-day management of the Company. The Board also discharges its responsibilities, both directly and indirectly, through its committees: the Audit Committee and the Compensation and Governance Committee. In addition to these regular committees, the Board may appoint ad hoc committees periodically to address certain issues of a more short-term nature. In addition to the Board’s primary roles of overseeing corporate performance and providing quality, depth and continuity of management to meet the Company’s strategic objectives, principal duties include the following:

5.1	Appointment of Management

(a)

The Board has the responsibility for approving the appointment of the CEO and all other senior management, and approving their compensation, following a review of the recommendations of the Compensation and Governance Committee. To the extent feasible, the Board shall satisfy itself as to the integrity of the CEO and other executive officers and that the CEO and other executive officers create a culture of integrity throughout the Company.

(b)

The Board, from time to time, delegates to senior management the authority to enter into certain types of transactions, including financial transactions, subject to specified limits. Investments and other expenditures above the specified limits and material transactions outside the ordinary course of business are reviewed by and subject to the prior approval of the Board.

(c)	The Board oversees that succession planning programs are in place, including programs to appoint, train, develop and monitor management.

5.2	Board Organization

(a)

The Board will respond to recommendations received from the Compensation and Governance Committee, but retains the responsibility for managing its own affairs by giving its approval for its composition and size, the selection of the Chairman of the Board, candidates nominated for election to the Board, committee and committee chair appointments, committee charters and director compensation.

(b)

The Board may delegate to Board committees matters it is responsible for, including the approval of compensation of the Board and management, the conduct of performance evaluations and oversight of internal controls systems and health, safety and environmental policies, but the Board retains its oversight function and ultimate responsibility for these matters and all other delegated responsibilities.

5.3	Strategic Planning

(a)	The Board has oversight responsibility to participate directly, and through its committees, in reviewing, questioning and approving the mission of the business and its objectives and goals.

(b)

The Board is responsible for adopting a strategic planning process and approving and reviewing, on at least an annual basis, the business, financial and strategic plans by which it is proposed that the Company may reach those goals, and such strategic plans will take into account, among other things, the opportunities and risk of the business.

(c)	The Board has the responsibility to provide input to management on emerging trends and issues and on strategic plans, objectives and goals that management develops.

5.4	Monitoring of Financial Performance and Other Financial Reporting Matters

(a)	The Board is responsible for enhancing congruence between shareholder expectations, corporate plans and management performance.

(b)

The Board is responsible for adopting processes for monitoring the Company’s progress toward its strategic and operational goals, revising its direction to management where necessary, and taking action when Corporation performance falls short of its goals or other special circumstances warrant.

(c)	The Board is responsible for approving the audited financial statements, interim financial statements and the notes and Management’s Discussion and Analysis accompanying such financial statements.

(d)	The Board is responsible for reviewing and approving the Company’s annual budget, if any, presented by management.

(e)

The Board is responsible for reviewing and approving material transactions outside the ordinary course of business and those matters which the Board is required to approve under the Company’s governing statute, including the payment of dividends, issuance, purchase and redemptions of securities, acquisitions and dispositions of material capital assets and material capital expenditures.

5.5	Environmental Matters

The Board is responsible for overseeing the establishment of health, safety and environmental policies for its operations that are consistent with accepted industry practice and comply with applicable laws and regulatory requirements.

5.6	Risk Management

(a)

The Board has responsibility for the identification of the principal risks of the Company’s business and ensuring the implementation of appropriate systems to effectively monitor and manage such risks with a view to the long-term viability of the Company and achieving a proper balance between the risks incurred and the potential return to the Company’s shareholders.

(b)	The Board is responsible for the Company’s internal control and management information systems.

5.7	Policies and Procedures

(a)	The Board is responsible for:

(i)	developing the Company’s approach to corporate governance, including approving and monitoring compliance with all significant policies and procedures related to corporate governance; and

(ii)

approving policies and procedures designed to ensure that the Company operates at all times within applicable laws and regulations and to the highest ethical and moral standards and, in particular, adopting a written code of business conduct and ethics which is applicable to directors, officers and employees of the Company and which constitutes written standards that are reasonably designed to promote integrity and to deter wrongdoing.

(b)	The Board enforces its policy respecting confidential treatment of the Company’s proprietary information and Board deliberations.

5.8	Communications and Reporting

(a)	The Board is responsible for overseeing the Company’s financial reporting and disclosure obligations in accordance with applicable law, including:

(i)	overseeing the accurate reporting of the financial performance of the Company to shareholders, other security holders and regulators on a timely and regular basis;

(ii)	overseeing that the financial results are reported fairly and in accordance with generally accepted accounting standards and related legal disclosure requirements;

(iii)	taking steps to enhance the timely disclosure of any other developments that have a significant and material impact on the Company;

(iv)	reporting annually to shareholders on its stewardship for the preceding year; and

(v)	overseeing the Company’s implementation of systems which accommodate feedback from stakeholders.

5.9	Position Descriptions

(a)	The Board is responsible for:

(i)	developing position descriptions for the Chairman of the Board, the lead director, if applicable and the chair of each Board committee;

(ii)	developing and approving the corporate goals and objectives that the CEO is responsible for meeting; and

(iii)

developing a description of the expectations and responsibilities of directors, including basic duties and responsibilities with respect to attendance at Board meetings and advance review of meeting materials.

5.10	Orientation and Continuing Education

The Board is responsible for ensuring that all directors receive a comprehensive orientation program and continuing education in connection with their role, responsibilities, the business of the Company, and the skills they must use in their roles as directors.

5.11	Nomination of Directors

(a)	In connection with the nomination or appointment of individuals as directors, the Board is responsible for:

(i)	considering what competencies and skills the Board, as a whole, should possess;

(ii)	assessing what competencies and skills each existing director possesses; and

(iii)	considering the appropriate size of the Board, with a view to facilitating effective decision making.

In carrying out each of these responsibilities, the Board will consider the advice and input of the Compensation and Governance Committee.

5.12	Board Evaluation

The Board is responsible for ensuring that the Board, its committees and each individual director are regularly assessed regarding his, her or its effectiveness and contribution. An assessment will consider, in the case of the Board or a Board committee, its mandate or charter and in the case of an individual director, any applicable position description, as well as the competencies and skills each individual director is expected to bring to the Board.

6.	Resources and Authority of the Committee to Engage Outside Advisors

The Company shall provide the Board with the resources, and the Board shall have the authority appropriate to discharge its responsibilities including the authority, to:

(a)	engage independent counsel and other outside advisors as it determines necessary to carry out its duties; and

(b)	set and pay the compensation for any such advisors engaged by the Board and for ordinary administrative expenses of the Board that are necessary or appropriate in carrying out its duties.

August 10, 2015

APPENDIX “N”

HAVILAH OPTION PLAN RESOLUTION

BE IT RESOLVED AS AN ORDINARY RESOLUTION THAT:

1.

The Havilah Option Plan, as attached as Schedule “A” to this resolution and as further described in the Management Information Circular of Klondex Mines Ltd. (the “Company”) accompanying the notice of this annual and special meeting of Klondex Securityholders (the “Circular”) is hereby authorized, approved and shall be adopted by Havilah Mining Corporation (“Havilah”), provided that this resolution shall not become effective unless the Arrangement (as defined in the Circular) becomes effective.

2.

Any one director or officer of the Company or Havilah is hereby authorized and directed to do such things and to sign, execute and deliver all documents that such director and/or officer may, in his or her discretion, determine to be necessary or desirable in order to give full effect to the purpose of this resolution.

N-1

APPENDIX “O”

COMPARISON OF SHAREHOLDER RIGHTS OF HECLA AND KLONDEX

The rights of Klondex Shareholders are governed by the BCBCA and by Klondex’s notice of articles and articles. Following the Arrangement, Klondex Shareholders who receive Hecla Shares as part of the Arrangement will become stockholders of Hecla and as such their rights will be governed by the DGCL and by Hecla’s certificate of incorporation and by-laws.

The following is a summary of the material differences between the rights of Klondex Shareholders and the rights of Hecla stockholders. This summary is not a complete comparison of rights that may be of interest, and Klondex Shareholders should therefore read the full text of the respective certificates of incorporation, notice of articles and by-laws, as applicable of Klondex, which are available under the Company’s issuer profile on SEDAR at www.sedar.com and on EDGAR at www.sec.gov/edgar, and Hecla, which are available on EDGAR at www.sec.gov/edgar.

	Klondex Shareholder Rights	Hecla Stockholder Rights
Authorized Share Capital

Klondex’s authorized share capital is an unlimited number of shares of common shares without par value and without special rights and restrictions and an unlimited number of preferred shares without par value issuable in series.

Hecla is authorized by its certificate of incorporation to issue (i) 750,000,000 shares of common stock, par value US$0.25 per share, and (ii) 5,000,000 shares of preferred stock, par value US$0.25 per share.

The board of directors may create one or more series of preferred stock by resolution and may fix the powers, preferences, rights, limitations and restrictions of any such series of preferred stock, to the extent permitted by Section 151 of the DGCL.

Voting Rights

Unless a poll is directed by the chair of a meeting of the shareholders or demanded by a shareholder with the right to vote, motions are voted on by a show of hands with each person having one vote (regardless of the number of shares such person is entitled to vote). If voting is conducted by poll, each person is entitled to one vote for each share such person is entitled to vote.

Except as provided for in the certificate of incorporation, each holder of shares of common stock is entitled to attend all special and annual meetings of the Hecla stockholders and to cast one vote for each outstanding share of common stock held of record by such stockholder upon any matter upon which stockholders are entitled to vote generally.

Shareholder Approval of Business Combinations; Fundamental Changes

Under the BCBCA, certain extraordinary company alterations such as changes to authorized share structure, continuances out of province, certain mergers, sales, leases or other dispositions of all or substantially all of the business of a company (other than in the ordinary course of business) liquidations, dissolutions, and certain arrangements are required to be approved by special resolution.

A special resolution is a resolution (i) passed by not less than two-thirds (66 2⁄3%) of the votes cast by the shareholders who voted in respect of the resolution at a meeting duly

Under the DGCL, a merger or consolidation, or a sale, lease, or exchange of all or substantially all of the assets of a corporation, or a dissolution of the corporation, is generally required to be approved by the holders of a majority in voting power of the shares entitled to vote on the matter, unless the certificate of incorporation provides for a higher voting threshold. Hecla’s certificate of incorporation requires the affirmative vote of the holders of at least 80% of the outstanding voting stock to approve business combinations with certain stockholders beneficially owning 12 1⁄2% or more of the

Klondex Shareholder Rights	Hecla Stockholder Rights

called and held for that purpose or (ii) signed by all shareholders entitled to vote on the resolution.

In certain cases, an action that prejudices, adds restrictions to or interferes with a right or special right attached to issued shares of a class or series of shares must be approved separately by the holders of the class or series of shares being affected by special resolution.

Under the BCBCA, arrangements are permitted and a company may make any proposal it considers appropriate “despite any other provision” of the BCBCA. In general, a plan of arrangement is approved by a company’s board of directors and then is submitted to a court for approval. It is typical for a company in such circumstances to apply to a court initially for an interim order governing various procedural matters prior to calling any security holder meeting to consider the proposed arrangement. Statutory arrangements involving shareholders (even holders of shares not normally entitled to a vote) must be approved by those respective shareholders by a special resolution. The court may, in respect of an arrangement proposed with persons other than shareholders and creditors, require that those persons approve the arrangement in the manner and to the extent required by the court. The court determines to whom notice shall be given and whether, and in what manner, approval of any person is to be obtained and also determines whether any shareholders may dissent from the proposed arrangement and receive payment of the fair value of their shares. Following compliance with the procedural steps contemplated in any such interim order (including as to obtaining security holder approval), the court would conduct a final hearing and approve or reject the proposed arrangement.

If any provisions of the arrangement will, upon taking effect, alter information shown in the corporate register, the company must file all necessary records and information with the registrar to give effect to each such provision, and must also concurrently file a copy of the entered court order.

corporation’s outstanding voting power (or with affiliates of such stockholders), unless the business combination is approved by a majority of the continuing directors or certain required price and procedure requirements are met.

In addition, mergers in which one corporation owns 90% or more of each class of stock of a second corporation may be completed without the vote of the second corporation’s board of directors or stockholders. The DGCL does not contain a procedure comparable to a plan of arrangement under the BCBCA.

See also “Special Vote Required for Combinations with Interested Shareholders” section below describing certain restrictions on business combinations with interested stockholders.

	Klondex Shareholder Rights	Hecla Stockholder Rights

Special Vote Required for Combinations with Interested Shareholders/ Stockholders

The BCBCA does not contain a provision comparable to Section 203 of the DGCL with respect to business combinations. However, MI 61-101 contains detailed requirements in connection with “related party transactions”. A related party transaction means, generally, any transaction by which an issuer, directly or indirectly, consummates one or more specified transactions with a related party, including purchasing or disposing of an asset, issuing securities or assuming liabilities. “Related party” as defined in MI 61-101 includes (i) directors and senior officers of the issuer, (ii) holders of voting securities of the issuer carrying more than 10% of the voting rights attached to all the issuer’s outstanding voting securities, and (iii) holders of a sufficient number of any securities of the issuer to materially affect control of the issuer.

MI 61-101 requires, subject to certain exceptions, specific detailed disclosure in the information circular sent to security holders in connection with a related party transaction where a meeting is required and, subject to certain exceptions, the preparation of a formal valuation of the subject matter of the related party transaction and any non-cash consideration offered in connection therewith, and the inclusion of a summary of the valuation in the proxy circular. MI 61-101 also requires, subject to certain exceptions, that an issuer not engage in a related party transaction unless the disinterested shareholders of the issuer have approved the related party transaction by a simple majority of the votes cast.

Section 203 of the DGCL provides (in general) that a corporation may not engage in a business combination with an interested stockholder for a period of three years after the time of the transaction in which the person became an interested stockholder. The prohibition on business combinations with interested stockholders does not apply in some cases, including if: (i) the board of directors of the corporation, prior to the time of the transaction in which the person became an interested stockholder, approves (a) the business combination or (b) the transaction in which the stockholder becomes an interested stockholder; (ii) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced; or (iii) the board of directors and the holders of at least two-thirds (66 2⁄3%) of the outstanding voting stock not owned by the interested stockholder approve the business combination on or after the time of the transaction in which the person became an interested stockholder.

For the purpose of Section 203, the DGCL generally defines an interested stockholder to include any person who, together with that person’s affiliates or associates, (i) owns 15% or more of the outstanding voting stock of the corporation, or (ii) is an affiliate or associate of the corporation and owned 15% or more of the outstanding voting stock of the corporation at any time within the previous three years. The restrictions under Section 203 of the DGCL will not apply if the corporation’s original certificate of incorporation contains a provision expressly electing not to be governed by these provisions or if the corporation’s certificate of incorporation or by-laws are amended to contain such a provision or in cases where the corporation’s shares are not publicly held. None of these exceptions are applicable to Hecla and Hecla is subject to Section 203 of the DGCL.

	Klondex Shareholder Rights	Hecla Stockholder Rights
Appraisal Rights and Dissent Rights; Oppression Remedy; Compulsory Acquisition

Appraisal and Dissent Rights

The BCBCA provides that shareholders of a company are entitled to exercise dissent rights in respect of certain matters and to be paid the fair value of their shares in connection therewith. The dissent right is applicable where the company resolves to (i) alter its articles to alter the restrictions on the powers of the company or on the business it is permitted to carry on; (ii) approve certain mergers; (iii) approve an arrangement, where the terms of the arrangement permit dissent; (iv) sell, lease or otherwise dispose of all or substantially all of its undertaking; or (v) continue the company into another jurisdiction.

The BCBCA’s oppression remedy enables a court to make almost any order to rectify the matters complained of if the court is satisfied upon application by a shareholder (as defined below) that the affairs of the company are being conducted in a manner that is oppressive, or that some action has been or may be taken which is unfairly prejudicial. The applicant must be one of the persons being oppressed or prejudiced and the application must be brought in a timely manner. A “shareholder” for the purposes of the oppression remedy includes legal and beneficial owners of shares as well as any other person whom the court considers appropriate.

The oppression remedy provides the court with extremely broad and flexible jurisdiction to intervene in corporate affairs to protect shareholders. While conduct that is in breach of fiduciary duties of directors or that is contrary to the legal right of a complainant will normally trigger the court’s jurisdiction under the oppression remedy, the exercise of that jurisdiction does not depend on a finding of a breach of such legal and equitable rights.

Compulsory Acquisition

The BCBCA provides that, in the event of a takeover offer, within four months after the making of the offer, the offer is accepted by the holders of not less than 90% of the

Under the DGCL, a stockholder of a corporation does not have appraisal rights in connection with a merger or consolidation, if, among other things: (i) the corporation’s shares are listed on a national securities exchange or held of record by more than 2,000 holders; or (ii) the corporation will be the surviving corporation of the merger and no vote of its stockholders is required to approve the merger. The DGCL grants appraisal rights only in the case of mergers or consolidations and not in the case of a sale or transfer of assets or a purchase of assets for stock.

However, notwithstanding the foregoing, a stockholder is entitled to appraisal rights in the case of a merger or consolidation if the stockholder is required to accept in exchange for the shares anything other than: (i) shares of stock of the corporation surviving or resulting from the merger or consolidation, or depositary receipts in respect thereof; (ii) shares of any other corporation, or depository receipts in respect thereof, that on the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders; (iii) cash instead of fractional shares, or fractional depositary receipts, of the corporation; or (iv) any combination of the foregoing.

Hecla’s shares are currently listed on the NYSE.

There is no remedy under the DGCL that is comparable to the BCBCA’s oppression remedy.

An entity owning at least 90% of the outstanding shares of each class of stock of a corporation formed under the DGCL may merge with or into such Delaware corporation by (a) authorizing such merger in accordance with the owning entity’s governing documents and the laws of the jurisdiction under which such entity is formed or organized and (b) filing with the Delaware Secretary of State a certificate of such ownership and merger, which shall state the terms and conditions of the merger, including the securities, cash, property, or

	Klondex Shareholder Rights	Hecla Stockholder Rights

shares (other than the shares held by the offeror or an affiliate of the offeror) of any class of shares to which the offer relates, the offeror is entitled, upon giving proper notice, to acquire (on the same terms on which the offeror acquired shares under the take-over bid) the shares held by those holders of shares of that class who did not accept the offer. Offeree Shareholders may apply to the courts, within two months of receiving notice, and the courts may set a different price or term of payment or make any consequential order or direction as it considers appropriate.

rights to be issued, paid, delivered or granted by the surviving constituent party upon surrender of each share of the corporation or corporations not owned by the entity. Such a merger would not require the approval of the stockholders of the Delaware corporation; however, the owners of the shares of stock in the Delaware corporation not owned by the merging entity would have appraisal rights as described above.

Shareholder/ Stockholder Consent to Action Without a Meeting

Under the BCBCA, shareholder action without a meeting may be taken by a consent resolution of shareholders provided that it satisfies all the requirements relating to meetings of shareholders set forth in the company’s articles, the BCBCA and the regulations.

Under the DGCL, unless otherwise provided in the certificate of incorporation, any action that can be taken at a meeting of the stockholders may be taken without a meeting and without prior notice if written consent to the action is signed by the holders of outstanding stock having the minimum number of votes necessary to authorize or take the action at a meeting of the stockholders.

Hecla’s certificate of incorporation does not allow stockholder action by written consent.

Special Meetings of Shareholders/ Stockholders

Under the BCBCA, the holders of not less than 5% of the issued shares of a company that carry the right to vote at a general meeting may requisition that the directors call a meeting of shareholders. Upon meeting the technical requirements set out in the BCBCA, the directors must call a meeting of shareholders to be held not more than four months after receiving the requisition. If the directors do not call such a meeting within 21 days after receiving the requisition, the requisitioning shareholders or any of them holding in aggregate more than 2.5% of the issued shares of the company that carry the right to vote at general meetings may call the meeting.

Under the DGCL, a special meeting of stockholders may be called only by the board of directors or by persons authorized in the certificate of incorporation or the by-laws.

Hecla’s certificate of incorporation provides that special meetings of the stockholders may be called only by the board of directors if directed by a majority of the whole board of directors.

Distributions and Dividends; Repurchases and Redemptions

Under the BCBCA, a company may pay a dividend by issuing shares or warrants. A company may also pay a dividend in money or property unless there are reasonable grounds for believing that the company is insolvent, or the payment of the dividend would render the company insolvent.

Under the DGCL, a corporation may, subject to any restrictions in its certificate of incorporation, pay dividends out of surplus and, if there is no surplus, out of net profits for the current and/or the preceding fiscal year. Surplus is defined in the DGCL as the

	Klondex Shareholder Rights	Hecla Stockholder Rights

Under the BCBCA, the purchase or other acquisition by a company of its shares is generally subject to solvency tests similar to those applicable to the payment of dividends, as set out above.

The BCBCA provides that no special rights or restrictions attached to a series of shares confer on the series a priority in respect of dividends or return of capital over any other series of shares of the same class.

excess of the net assets over capital, as such capital may be adjusted by the board.

A Delaware corporation may purchase or redeem shares of any class except when its capital is impaired or would be impaired by the purchase or redemption. A corporation may, however, purchase or redeem out of capital, shares that are entitled upon any distribution of its assets, whether by dividend or in liquidation, to a preference over another class or series of its shares, or, if no such shares are outstanding, any of its shares, if the shares are to be retired and the capital reduced.

Number of Directors; Vacancies on the Board of Directors

The BCBCA provides that a public company must have at least three directors. Klondex’s articles provide that it may have a minimum of three directors and that there is no requirement for the directors or shareholders to fix or set the number of directors from time to time. Klondex’s articles also provide that the directors may appoint one or more directors to hold office until the close of the next annual meeting of shareholders, but the total number of directors so appointed may not exceed one third of the number of directors elected at the previous annual meeting of shareholders.

Under the BCBCA, a vacancy among the directors created by the removal of a director may be filled by the shareholders at the meeting at which the director is removed or, if not filled by the shareholders at such meeting, by the shareholders or by the remaining directors. In the case of a casual vacancy under the BCBCA, the remaining directors may fill the vacancy.

Klondex’s articles provide that if the company has no directors or fewer directors in office than the number set in the articles as the quorum of directors, the shareholders may elect or appoint directors to fill such vacancies.

The DGCL provides that the board of directors of a corporation shall consist of one or more members.

Hecla’s certificate of incorporation and by-laws provide that the number of directors will be determined by resolution of the board of directors. However, the number of directors that constitutes the board of directors will be no less than 5 and no more than 9.

Hecla’s certificate of incorporation and by-laws establish a staggered board of directors by dividing the directors into three classes. Each director serves a three-year term.

Under the DGCL, a vacancy or a newly created directorship may be filled by a majority of the remaining directors, although less than a quorum, unless otherwise provided in the certificate of incorporation or by-laws.

Hecla’s certificate of incorporation and by-laws provide that any vacancy, or newly created directorship resulting from any increase in the authorized number of directors, shall be filled only by a majority of directors then in office. A director may be removed only for cause and only by the affirmative vote of the holders of at least 80% of the outstanding voting stock.

Constitution and Residency of Directors	The BCBCA does not place any residency restrictions on the boards of directors.

The DGCL does not have any residency requirements, but a corporation can prescribe qualifications for directors under its certificate of incorporation or bylaws. Neither Hecla’s certificate of incorporation

	Klondex Shareholder Rights	Hecla Stockholder Rights
nor its by-laws provide for any such qualifications for directors.
Removal of Directors; Terms of Directors

The BCBCA and Klondex’s articles allow for the removal of a director by special resolution.

Klondex’s articles provide that the directors may remove any director and make an appointment to fill the resulting vacancy if a director (i) is convicted of an indictable offence, or (ii) ceases to be qualified to act as a director and does not promptly resign.

Klondex’s articles do not specify a term for which directors shall hold office. However, according to Klondex’s articles, all directors cease to hold office immediately before the election or appointment of directors at every annual general meeting (or every unanimous resolution in place of an annual general meeting), but are eligible for re-election or reappointment.

Under the DGCL, except in the case of a corporation with a classified board of directors or with cumulative voting, any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares entitled to vote at an election of directors. In the case of a corporation with a classified board of directors, stockholders may remove a director only for cause unless the corporation’s certificate of incorporation provides that the directors may be removed with or without cause. Hecla’s certificate of incorporation provides that directors may be removed only for cause and only by the affirmative vote of the holders of at least 80% of the outstanding voting stock.

Indemnification of Directors and Officers

Under the BCBCA, a company may indemnify a director or officer, a former director or officer or a person who acts or acted at the company’s request as a director or officer, or an individual acting in a similar capacity, of another entity (an “indemnifiable person”) against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by him or her in respect of any civil, criminal, administrative, investigative or other proceeding in which he or she is involved because of that association with the company or other entity, if: (i) the individual acted honestly and in good faith with a view to the best interests of such company or the other entity, as the case may be; and (ii) in the case of a proceeding other than a civil proceeding, the individual had reasonable grounds for believing that the individual’s conduct was lawful. A company cannot indemnify an indemnifiable person if it is prohibited from doing so under its articles, even if it had agreed to do so by an indemnification agreement (provided that the articles prohibited indemnification when the indemnification agreement was made). A company may advance the expenses of an indemnifiable person as they are incurred in

Under the DGCL, a corporation is generally permitted to indemnify its directors and officers against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with a third-party action, other than a derivative action, and against expenses actually and reasonably incurred in the defense of a derivative action, provided that there is a determination that the individual acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation and, in the case of criminal proceedings, with no reason to believe that his or her actions were unlawful. That determination must be made by: (i) a majority of the disinterested directors, even though less than a quorum; (ii) a committee of disinterested directors designated by a majority vote of disinterested directors, even though less than a quorum; (iii) independent legal counsel; or (iv) a majority vote of the stockholders at a meeting at which a quorum is present. Without court approval, however, no indemnification may be made in respect of any derivative action in which an individual is adjudged liable to the corporation.

	Klondex Shareholder Rights	Hecla Stockholder Rights

an eligible proceeding only if the indemnifiable person has provided an undertaking that, if it is ultimately determined that the payment of expenses was prohibited, the indemnifiable person will repay any amounts advanced. On application from an indemnifiable person, a court may make any order the court considers appropriate in respect of an eligible proceeding, including the indemnification of penalties imposed or expenses incurred in any such proceedings and the enforcement of an indemnification agreement.

As permitted by the BCBCA, Klondex’s articles require Klondex to indemnify directors or officers of Klondex, former directors or officers of Klondex or other individuals who, at Klondex’s request, act or acted as directors or officers or in a similar capacity of another entity (and such individual’s respective heirs and personal representatives) against all costs, charges and expenses reasonably incurred (including amounts paid to settle an action or satisfy a judgment) in respect of any civil, criminal, administrative, investigative or other proceeding in which such individual is involved because of his or her association with Klondex or such other entity.

Klondex’s articles require that indemnification be subject to the BCBCA, and as such any indemnification that Klondex provides is subject to the same restrictions set out in the BCBCA. As permitted by the BCBCA, Klondex’s articles also allow it to advance money to such individual for costs, charges and expenses of any such proceeding.

The DGCL requires indemnification of directors and officers for expenses relating to a successful defense on the merits or otherwise of a derivative or third-party action. Under the DGCL, a corporation may advance expenses relating to the defense of any proceeding to directors and officers contingent upon those individuals’ commitment to repay any advances if it is ultimately determined that those individuals are not entitled to be indemnified.

Hecla’s certificate of incorporation and by-laws require Hecla, to the fullest extent permitted by the applicable law, to indemnify any current or former director, officer, or employee of Hecla against all expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by such indemnified party in connection with any threatened, pending or completed action, suit or proceeding brought by or in the right of Hecla, or otherwise, to which such indemnified party was or is a party or is threatened to be made a party by reason of such indemnified party’s current or former position with Hecla or by reason of the fact that such indemnified party is or was serving, at the request of Hecla, as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust or other enterprise; such indemnification rights inure to the benefit of any of such director’s, officer’s or employee’s heirs, executors and administrators. Hecla is required, from time to time, to advance any current or former director or officer or other person entitled to indemnification the funds necessary for payment of defence expenses as incurred. Additionally, Hecla has separate indemnification agreements with its officers.

Limited Liability of Directors

Under the BCBCA, a director is not liable for certain acts if the director relied, in good faith, on (i) financial statements of the company represented to the director by an officer of the company or in a written report of the auditor of the company to fairly reflect the financial position of the company, (ii) a written report of a lawyer, accountant, engineer, appraiser or other person whose

The DGCL permits the adoption of a provision in a corporation’s certificate of incorporation limiting or eliminating the monetary liability of a director to a corporation or its stockholders by reason of a director’s breach of the fiduciary duty of care. The DGCL does not permit any limitation of the liability of a director for: (i) breaching the duty of loyalty to the

	Klondex Shareholder Rights	Hecla Stockholder Rights

profession lends credibility to a statement made by that person, (iii) a statement of fact represented to the director by an officer of the company to be correct, or (iv) any record, information or representation that the court considers provides reasonable grounds for the actions of the director, whether or not that record was forged, fraudulently made or inaccurate. Further, a director is not liable for certain acts if the director did not know and could not reasonably have known that the act done by the director or authorized by the resolution voted for or consented to by the director was contrary to the BCBCA.

corporation or its stockholders; (ii) failing to act in good faith; (iii) engaging in intentional misconduct or a known violation of law; (iv) obtaining an improper personal benefit from the corporation; or (v) paying a dividend or approving a stock repurchase or redemption that was illegal under applicable law.

Hecla’s certificate of incorporation provides that no director of Hecla will be personally liable to Hecla or Hecla’s stockholders for monetary damages for breach of a fiduciary duty as a director, except as otherwise provided by the DGCL.

Derivative Actions

An Klondex Shareholder (including a beneficial shareholder and any other person that the court considers to be an appropriate person to make such an application) may apply to the court for leave to bring an action in the name of and on behalf of Klondex or any subsidiary, or to intervene in an existing action to which Klondex or a subsidiary is a party, for the purpose of prosecuting or defending an action on behalf of Klondex or its subsidiary. Under the BCBCA, the court may grant leave if: (i) the shareholder has made reasonable efforts to cause the directors of the company to prosecute or defend the action; (ii) notice of the application for leave has been given to the company or its subsidiary and any other person that the court may order; (iii) the shareholder is acting in good faith; and (iv) it appears to the court to be in the interests of the company or its subsidiary for the action to be brought, prosecuted or defended.

Under the BCBCA, the court in a derivative action may make any order it determines to be appropriate. In addition, under the BCBCA, a court may order a company or its subsidiary to pay the shareholder’s interim costs, including legal fees and disbursements. However, the shareholder may be held accountable for the costs on final disposition of the action.

Under the DGCL, a stockholder bringing a derivative suit must have been a stockholder at the time of the wrong complained of or the stockholder must have received stock in the corporation by operation of law from a person who was such a stockholder at the time of the wrong complained of. In addition, the stockholder must remain a stockholder throughout the litigation. There is no requirement under the DGCL to advance the expenses of a lawsuit to a stockholder bringing a derivative suit.

	Klondex Shareholder Rights	Hecla Stockholder Rights
Advance Notification Requirements for Proposals of Shareholders/ Stockholders

Under the BCBCA, a proposal may be made by certain registered or beneficial holders of shares entitled to be voted at an annual meeting of shareholders. To be eligible to submit such a proposal, a shareholder must be the registered or beneficial holder of, or have the support of the registered or beneficial holders of, (i) at least 1% of the total number of outstanding voting shares of the company; or (ii) voting shares whose fair market value is at least C$2,000. Such registered or beneficial holder(s) must have held such shares for an uninterrupted period of at least two years immediately prior to the date of the signing of the proposal and such shareholder shall not have, within two years before the date of the signing of the proposal, failed to present, in person or by proxy, at an annual general meeting, an earlier proposal submitted by such shareholder in response to which the company complied with its obligations under the BCBCA. The proposal must be accompanied by a declaration including the name and address of the person submitting the proposal, the names and addresses of the person’s supporters and the number of shares of the company, carrying the right to vote at annual general meetings that are owned by such person(s).

If the proposal is submitted at least three months before the anniversary date the previous annual meeting and the proposal meets other specified requirements, then the company shall either set out the proposal, including the names and mailing addresses of the submitting person and supporters, in the proxy circular of the company or attach the proposal thereto. In addition, if provided by the person submitting the proposal, the company shall include in or attach to the proxy circular a statement in support of the proposal by the person and the name and address of such person.

If the submitter is a qualified shareholder at the time of the annual general meeting to which its proposal relates, the company must allow the submitter to present the proposal, in person or by proxy, at such meeting. If two or more proposals received by the company in relation to the same annual

Under Hecla’s by-laws, a stockholder may propose business to be considered at a stockholders meeting and nominations of persons for election to the board of directors at the annual stockholders meeting only: (a) pursuant to Hecla’s notice of meeting delivered in accordance with Article II, Section 8 of the by-laws; (b) by or at the direction of the board of directors; or (c) by any Hecla stockholder who is entitled to vote at the meeting, who complies with the notice procedures set forth in Article II, Section 8 of the by-laws and who is a stockholder of record of Hecla at the time such notice is delivered to the secretary of Hecla.

For nominations or other business to be properly brought before an annual meeting of stockholders by a stockholder, the stockholder must have given timely notice in writing to the secretary of Hecla. A stockholder’s notice relating to an annual meeting must be delivered to the secretary at Hecla’s principal executive offices not less than the close of business 90 days nor more than the close of business 120 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days, a stockholder’s notice will be timely if it is delivered not earlier than the 120th day prior to such meeting and not later than the close of business on the later of the 90th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made.

Included in a stockholder’s notice must be the stockholder’s name and address, and the class and number of shares owned by the stockholder. The stockholder must also set forth as to each person whom the stockholder proposes to nominate for election or re-election as a director any information relating to such person that would be required to be disclosed in solicitations of proxies for the election of directors in a contested election pursuant to Regulation 14A and Rule 14a-11 of the U.S. Exchange Act.

	Klondex Shareholder Rights	Hecla Stockholder Rights

general meeting are substantially the same, the company only needs to comply with such requirements in relation to the first proposal received and not any others. The company may also refuse to process a proposal in certain other circumstances including when the directors have called an annual general meeting to be held after the date the proposal is received and have sent a notice of meeting, substantially the same proposal was submitted to shareholders in a notice of meeting or an information circular relating to an annual general meeting of shareholders held within five years preceding the receipt of the request and the proposal did not obtain the prescribed level of support or a proposal that deals with matters beyond the company’s power to implement.

If a company refuses to process a proposal, the company shall notify the person making such proposal in writing within 21 days after its receipt of the proposal of its decision in relation to the proposal and the reasons therefor. In any such event, the person submitting the proposal may make application to a court for a review of the company’s decision and a court may restrain the holding of the annual general meeting and make any further order it considers appropriate. In addition, a company may apply to a court for an order permitting the company to refrain from processing the proposal and the court may make such order as it considers appropriate.

If the notice relates to any business other than a nomination of a director that the stockholder proposes to bring before the meeting, the stockholder must set forth a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting, and any material interest in such business of such stockholder. See Article II, Section 8 of Hecla’s by-laws for more information on the notice requirements.

Hecla is required under Rule 14a-8g of the U.S. Exchange Act to include eligible and properly submitted stockholder proposals in its proxy statement for annual or special stockholder meetings.

Inspection of Books and Records

Under the BCBCA, directors and shareholders may, without charge, inspect certain records of the company. Former shareholders and directors may also inspect certain records, free of charge, but only those records pertaining to the times that they were shareholders or directors.

Public companies must allow all persons to inspect certain records of the company free of charge.

As permitted by the BCBCA, Klondex’s articles prohibit shareholders from inspecting or obtaining any accounting records of the company, unless the directors

Under the DGCL, any stockholder, in person or by attorney or other agent, may, upon written demand under oath, inspect the corporation’s books and records for a proper purpose.

	Klondex Shareholder Rights	Hecla Stockholder Rights
determine otherwise, or unless otherwise determined by ordinary resolution.

Amending of Government Documents

Under the BCBCA, a company may amend its articles or notice of articles by (i) the type of resolution specified in the BCBCA, (ii) if the BCBCA does not specify a type of resolution, then by the type specified in the company’s articles, or (iii) if the company’s articles do not specify a type of resolution, then by special resolution. The BCBCA permits many substantive changes to a company’s articles (such as a change in the company’s authorized share structure or a change in the special rights or restrictions that may be attached to a certain class or series of shares) to be changed by the resolution specified in that company’s articles.

Klondex’s articles provide that a change of the company’s name, certain changes to the company’s share structure and any creation or alteration of special rights and restrictions to a series or class of shares be done by way of special resolution. The articles also provide that, if the BCBCA or the articles do not specify the type of resolution required for a particular change to its articles, the company may effect such change by ordinary resolution.

Under the DGCL, a corporation’s certificate of incorporation may be amended if: (i) the board of directors sets forth the proposed amendment in a resolution, declares the advisability of the amendment and directs that it be submitted to a vote at a meeting of stockholders; and (ii) the holders of a majority of shares of stock entitled to vote on the matter approve the amendment, unless the certificate of incorporation requires the vote of a greater number of shares. In addition, under the DGCL, class voting rights exist with respect to, among other things, amendments to the certificate of incorporation that adversely affect the terms of the shares of a class. Class voting rights do not exist as to other extraordinary matters, unless the certificate of incorporation provides otherwise.

Under the DGCL, the board of directors may amend a corporation’s by-laws if so authorized in the certificate of incorporation.

Hecla’s certificate of incorporation provides that the by-laws of Hecla may be altered, amended or repealed by the Hecla board of directors acting by the vote of the majority of the whole board of directors.

Under the DGCL, stockholders also may amend a corporation’s by-laws. Under Hecla’s certificate of incorporation and by-laws, the affirmative vote of 80% of the outstanding stock entitled to vote thereon is required to amend Sections 4 and 6 of Article II of the by-laws (special meetings of stockholder and action by written consent), Section 1, 2, or 3 of Article III of the by-laws (election and removal of directors and the filling of vacancies) and any provision of the by-laws which is substantially identical to and/or implements the last sentence of Section 4 of Article IV of the certificate of incorporation (voting rights of stockholders), or Articles VI (board of directors), VII (action by stockholders by written consent) or VIII (business combinations) of the certificate of incorporation.

APPENDIX “P”

ARRANGEMENT AGREEMENT

HECLA MINING COMPANY

- and -

1156291 B.C. UNLIMITED LIABILITY COMPANY

- and -

KLONDEX MINES LTD.

March 16, 2018

ARRANGEMENT AGREEMENT

ARRANGEMENT AGREEMENT

THIS AGREEMENT dated March 16, 2018.

BETWEEN

HECLA MINING COMPANY, a corporation existing under the

Laws of the State of Delaware

(the ”Purchaser”)

- and -

1156291 B.C. UNLIMITED LIABILITY COMPANY, an

unlimited liability company existing under the Laws of the

Province of British Columbia

(“Acquireco”)

- and -

KLONDEX MINES LTD., a company existing under the Laws of

the Province of British Columbia

(the “Company”).

WHEREAS:

A.	Acquireco is a wholly-owned subsidiary of the Purchaser established for the purposes of participating in the transactions described herein, including the Arrangement (as defined herein);

B.	Pursuant to the Arrangement and as provided in this Agreement, Acquireco proposes to acquire all of the outstanding shares of the Company;

C.

The Company Independent Committee (as defined herein) has unanimously determined, after receiving financial and legal advice, that the Arrangement is fair to the Company Shareholders (as defined herein) and in the best interests of the Company, and has recommended to the Company Board (as defined herein) that the Company Board enter into this Agreement and for the Company Board to take all reasonable action to support and facilitate the Arrangement and to recommend that the Company Shareholders vote in favour of the Arrangement Resolution (as defined herein); and

D.

The Company Board has unanimously determined, after receiving financial and legal advice and following the receipt and review of recommendations from the Company Independent Committee, that the Arrangement is fair to the Affected Securityholders (as defined herein), is in the best interests of the Company and that it would be in the best interests of the Company to enter into this Agreement, and has resolved, subject to the terms of this Agreement, to recommend that the Affected Securityholders (as defined herein) vote in favour of the Arrangement Resolution.

NOW THEREFORE in consideration of the premises and the covenants and agreements herein contained, the Parties agree as follows:

ARTICLE 1

INTERPRETATION

1.1 Definitions

In this Agreement including the Schedules and recitals hereto, unless otherwise defined or expressly stated herein or something in the subject matter or the context is inconsistent therewith the following terms shall have the following meanings and grammatical variations thereof shall have the respective corresponding meanings:

“Aboriginal Claim” means any claim, written assertion or demand, whether proven or unproven, made by any Aboriginal Peoples with respect to Aboriginal title, Aboriginal rights and treaty rights;

“Aboriginal Information” means any and all written documents or electronic and other communications and any oral communications respecting Aboriginal Claims, the issuance of any Permit that involves Aboriginal Claims;

“Aboriginal Peoples” means any aboriginal peoples of the United States and Canada, including First Nation, Inuit and Métis peoples of Canada, Native Americans, including the Shoshone Tribe in Nevada, and any group of aboriginal peoples, including Tribal or Métis Councils;

“Acceptable Confidentiality Agreement” means with respect to any third party (other than the Purchaser) a confidentiality agreement between the Company and such third party that, taken as a whole, is substantially similar to and no less favourable to the Company than the Confidentiality Agreement and that contains:

(a)	confidentiality restrictions that are no less favourable to the Company than those set out in the Confidentiality Agreement;

(b)	restrictions on the acquisition of Company Shares or securities convertible into Company Shares that provide that such party may not acquire any of the issued and outstanding Company Shares;

(c)

a standstill or similar provision that restricts such person from publicly announcing an intention to acquire or acquiring any securities or assets of the Company for a period of not less than two years from the date of such confidentiality agreement and the making, or amendment, of an Acquisition Proposal, except that such provision may include an exception solely to the extent necessary to allow a person to make a non-public proposal to the Company Board, and does not restrict the Company from complying with its obligations under Section 5.1.

“Accessing Party” has the meaning ascribed thereto in Section 4.2(a);

“Acquisition Agreement” means any letter of intent, memorandum of understanding or other Contract, agreement in principle, acquisition agreement, merger agreement or similar agreement or understanding with respect to any Acquisition Proposal but does not include an Acceptable Confidentiality Agreement;

“Acquisition Proposal” means, at any time after the entering into of this Agreement, whether or not in writing and whether in a single transaction or in a series of related transactions, any:

(a)	proposal with respect to:

(i)	any direct or indirect acquisition, take-over bid, tender offer, exchange offer, treasury issuance or other transaction that, if consummated, would result in any person or group of persons other than the Purchaser (or any affiliate of the Purchaser) beneficially owning Company Shares (or securities convertible into or exchangeable or exercisable for Company Shares) representing 20% or more of the Company Shares then outstanding (assuming, if applicable, the conversion, exchange or exercise of such securities convertible into or exchangeable or exercisable for Company Shares);

(ii)

any plan of arrangement, amalgamation, merger, share exchange, consolidation, reorganization, recapitalization, liquidation, dissolution, winding up, exclusive license, business combination or other similar transaction in respect of the Company or any of its subsidiaries;

(iii)

any direct or indirect acquisition by any person or group of persons of any assets of the Company or one or more of the Company’s subsidiaries which represents individually or in the aggregate 20% or more of the consolidated assets, revenues or earnings of the Company;

(iv)	any direct or indirect sale, issuance or acquisition of voting or equity interests in one or more of the Company’s subsidiaries (including shares or other equity interest of subsidiaries) that:

(A)	represent 20% or more of the voting, equity or other securities of any such subsidiary (or rights or interests therein or thereto); or

(B)

constitute or hold 20% or more of the fair market value of the assets of the Company and its subsidiaries (taken as a whole), based on the financial statements of the Company most recently filed prior to such time as part of the Company Public Disclosure Record; or

(v)

any direct or indirect sale, disposition, lease, license, royalty, alliance or joint venture, long-term supply agreement or other arrangement having a similar economic effect as (i) to (iv) above, whether in a single transaction or a series of related transactions by the Company or any of its subsidiaries;

(b)	inquiry, expression or other indication of interest or offer to, or public announcement of or of an intention to do any of the foregoing;

(c)	modification or proposed modification of any such proposal, inquiry, expression or indication of interest; or

(d)

other transaction or agreement, the consummation of which could reasonably be expected to materially impede, prevent or delay the transactions contemplated by this Agreement or completion of the Arrangement, in each case excluding the Arrangement and the other transactions contemplated by this Agreement;

“Affected Securities” means the Company Shares, the Company Options, the Company DSUs and the Company RSUs;

“Affected Securityholders” means the Company Shareholders, the Company Optionholders, the Company DSU Holders and the Company RSU Holders;

“affiliate” means, as to any person, any other person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. For purposes of this definition, “control” (including the terms “controlled by” and “under common control with”), when used with respect to a specific person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such person, whether through a substantial or majority ownership of voting securities, by Contract or otherwise;

“Agreement” means this Agreement (including the Schedules attached hereto) as the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms hereof;

“Alternative Transaction” has the meaning ascribed thereto in Section 4.3(b);

“Annual Financial Statements” means the audited financial statements of the Company as at, and for the years ended December 31, 2016 and December 31, 2015 including, in each case, the notes thereto;

“Arrangement” means an arrangement under the provisions of Section 288 of the BCBCA, on the terms and conditions set forth in the Plan of Arrangement as amended or varied from time to time in accordance with the terms of this Agreement or the Plan of Arrangement or made at the direction of the Court in the Final Order;

“Arrangement Consideration” means the consideration to be received by Participating Former Securityholders under the Plan of Arrangement for each Company Share, consisting of:

(a)	the Spinco Share Consideration; and

(b)	either:

(i)	the Cash Consideration;

(ii)	the Purchaser Share Consideration; or

(iii)	the Combination Consideration,

all as more specifically provided for in the Plan of Arrangement;

“Arrangement Filings” means the records and information provided to the Registrar under Subsection 292(a) of the BCBCA, together with a copy of the entered Final Order;

“Arrangement Resolution” means the special resolution approving the Arrangement to be considered and, if thought fit, passed by the Affected Securityholders at the Company Meeting and to be substantially in the form and content of Schedule B hereto;

“associate” has the meaning ascribed thereto under National Instrument 45-106 – Prospectus Exemptions;

“BCBCA” means the Business Corporations Act (British Columbia) including all regulations made thereunder, as promulgated or amended from time to time;

“Bison” means Bison Gold Resources Inc., a corporation incorporated under the Laws of the Province of Ontario;

“Business Day” means a day other than a Saturday, a Sunday or any other day on which commercial banking institutions in Vancouver, British Columbia, Toronto, Ontario or New York, New York are authorized or required by applicable Law to be closed;

“Canadian GAAP” means, in relation to any financial year beginning on or before December 31, 2010, generally accepted accounting principles in Canada as then set out in the Canadian Institute of Chartered Accountants Handbook, and, in relation to any financial year beginning after December 31, 2010, International Financial Reporting Standards as issued by the International Accounting Standards Board and interpretations of the International Financial Reporting Interpretations Committee and the former Standing Interpretations Committee;

“Capitalization Date” has the meaning ascribed thereto in Section 1.2(a) of Schedule D;

“Cash Consideration” means $2.47 per Company Share, subject to proration in accordance with the Plan of Arrangement;

“Change of Recommendation” has the meaning ascribed thereto in Section 6.1(c)(i)(B);

“Charter Documents” means the notice of articles, articles of incorporation (including any certificate of designations), articles, by-laws or like constating or organizational documents, each as amended to date;

“Circular” means the notice of meeting and accompanying information circular and proxy circular (including all schedules, appendices and exhibits thereto) to be sent to applicable Affected Securityholders in connection with the Company Meeting, including any amendments or supplements thereto in accordance with the terms of this Agreement;

“COBRA” means the United States Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, and as codified in Section 4980B of the Code and Section 601 et. seq. of ERISA;

“Code” means the United States Internal Revenue Code of 1986, as amended;

“Collective Agreement” means any collective agreement, letters of understanding or letters of intent with any trade union or association that may qualify as a trade union that would cover employee of the Company or its subsidiaries;

“Combination Consideration” means 0.4136 of a Purchaser Share and $0.8411 in cash per Company Share;

“commercially reasonable efforts” with respect to any Party means the cooperation of such Party and the use by such Party of its reasonable efforts consistent with reasonable commercial practice without the payment or the incurrence of any material liability, expense or obligation other than reasonable expenses;

“Company” has the meaning specified in the preamble;

“Company 2013 Optionholder” means a holder of one or more Company 2013 Options;

“Company 2013 Options” means, at any time, options to acquire Company Shares granted pursuant to the Company 2013 Share Incentive Plan, which are, at such time, outstanding and unexercised, whether or not vested;

“Company 2013 RSUs” means, at any time, rights to receive Company Shares granted under the Company 2013 Share Incentive Plan, which are at such time outstanding, whether or not vested, and which are listed on Schedule 1.2(b)(ii) of the Company Disclosure Letter;

“Company 2013 Share Incentive Plan” means the Share Incentive Plan of the Company, dated for reference May 9, 2013;

“Company 2016 Optionholder” means a holder of one or more Company 2016 Options;

“Company 2016 Options” means, at any time, options to acquire Company Shares granted pursuant to the Company 2016 Stock Option Plan, which are, at such time, outstanding and unexercised, whether or not vested;

“Company 2016 RSUs” means at any time restricted share units (including Performance RSUs, as defined below) awarded under the Company 2016 Stock Option Plan, which are at such time outstanding and unexercised, whether or not vested;

“Company 2016 Stock Option Plan” means the Share Option and Restricted Share Unit Plan of the Company effective May 13, 2016;

“Company Balance Sheet Date” means December 31, 2016;

“Company Board” means the board of Directors;

“Company Board Fairness Opinion” means the opinion of GMP Securities L.P. to the effect that, as of the date of such opinion and based upon and subject to the assumptions, limitations and qualifications set forth therein, the Arrangement Consideration to be received by the Company Shareholders under the Arrangement is fair, from a financial point of view, to the Company Shareholders;

“Company Board Financial Advisors” means GMP Securities L.P. and INFOR Financial Inc.;

“Company Budget” means the Company budget and plan for 2018, together with monthly budgets and plans based thereon, as attached as Schedule 1.1 of the Company Disclosure Letter;

“Company Contractor” has the meaning ascribed thereto in Section 1.10(m) of Schedule D;

“Company Diligence Information” means, collectively, the materials posted on the Data Site as at 5:00 p.m. (Vancouver time) on March 15, 2018;

“Company Disclosure Letter” means the disclosure letter dated the date hereof regarding this Agreement that has been executed by the Company and delivered to and accepted by the Purchaser prior to the execution of this Agreement;

“Company DSU” means a deferred share unit issued under the Company DSU Plan;

“Company DSU Holder” means the holder of one or more Company DSUs;

“Company DSU Plan” means the Deferred Share Unit Plan of the Company effective May 13, 2016;

“Company Employee” has the meaning ascribed thereto in Section 1.10(a) of Schedule D;

“Company Employee Plan” has the meaning ascribed thereto in Section 1.10(a) of Schedule D;

“Company Equity Securities” has the meaning ascribed thereto in Section 1.2(b)(vii) of Schedule D;

“Company Financial Statements” has the meaning ascribed thereto in Section 1.7(a)(i) of Schedule D;

“Company Independent Committee” means the committee of certain independent members of the Company Board that has been constituted to and has considered the Arrangement and the transactions contemplated by this Agreement;

“Company Independent Committee Fairness Opinion” means the opinion of the Company Independent Committee Financial Advisor to the effect that, as of the date of such opinion and based upon and subject to the assumptions, limitations and qualifications set forth therein, the Consideration to be received by the Company Shareholders under the Arrangement is fair, from a financial point of view, to the Company Shareholders other than the Purchaser and its affiliates;

“Company Independent Committee Financial Advisor” means Maxit Capital L.P.;

“Company Information Security” has the meaning ascribed thereto in Section 1.18(a) of Schedule D;

“Company Leased Real Property” has the meaning ascribed thereto in Section 1.14(a)(ii) of Schedule D;

“Company Material Adverse Effect” means any result, fact, change, effect, event, circumstance, occurrence or development that, individually or taken together with all other results, facts, changes, effects, events, circumstances, occurrences or developments, has or could reasonably be expected to have a material and adverse effect on the current or future business, operations, results of operations, capitalization, assets, liabilities (contingent or otherwise, including any contingent liabilities that may arise through outstanding pending or threatened litigation), obligations (whether absolute, accrued, conditional or otherwise), condition (financial or otherwise) or prospects or privileges of the Company and its subsidiaries, taken as a whole, but shall not include any result, fact, change, proposed change, effect, event, circumstance, occurrence or development resulting from:

(a)	any change in general political, economic or financial or capital market conditions in Canada or the United States;

(b)	any change or proposed change in Laws;

(c)	any change affecting securities or commodity markets in general;

(d)	any change relating to currency exchange, interest rates or rates of inflation;

(e)	the price of gold;

(f)	any change in U.S. GAAP;

(g)	any failure by the Company or any of its subsidiaries to meet any public estimates or expectations regarding its revenues, earnings or other financial performance or results of operations; or

(h)	a change as a result of the announcement of the execution of this Agreement or of the transactions contemplated hereby (including changes in the market price of the Company’s securities),

provided, however, the exclusion resulting from operation of each of clauses (a) through (f) above shall not apply to the extent that any of the changes, developments, conditions or occurrences referred to therein primarily relate to the Company and its subsidiaries, taken as a whole, or materially disproportionately adversely affect the Company and its subsidiaries, taken as a whole, in comparison to other comparable persons who operate in the industry in which the Company and its subsidiaries operate; and provided further, however, that references in certain sections of this Agreement to dollar amounts are not intended to be, and shall not be deemed to be, illustrative or interpretive for purposes of determining whether a Company Material Adverse Effect has occurred;

“Company Meeting” means the special meeting of the Affected Securityholders, including any adjournment or postponement thereof, to be called and held in accordance with the Interim Order for the purpose of considering and, if thought fit, approving the Arrangement Resolution;

“Company Optionholder” means a holder of Company Options;

“Company Options” means the Company 2013 Options and the Company 2016 Options;

“Company Owned Properties” has the meaning ascribed thereto in Section 1.14(a)(ii) of Schedule D;

“Company Owned Real Property” has the meaning ascribed thereto in Section 1.14(a)(i) of Schedule D;

“Company Permits” means all licenses, clearances, authorizations and approvals from any Governmental Authority that are owned or held by the Company and its subsidiaries and that are required to conduct their businesses or to use and occupy each Company Property for the business currently being conducted thereon;

“Company Properties” has the meaning ascribed thereto in Section 1.14(a)(ii) of Schedule D;

“Company Public Disclosure Record” means all documents filed or furnished under applicable Securities Laws by or on behalf of the Company on SEDAR or EDGAR between January 1, 2016 and the date hereof;

“Company RSU Holder” means the holder of one or more Company RSUs;

“Company RSUs” means the Company 2013 RSUs and the Company 2016 RSUs, other than the Performance RSUs;

“Company Senior Management” means the Company’s President and Chief Executive Officer, the Chief Financial Officer, the Chief Operating Officer, the Senior Vice President, Exploration and the Senior Vice President, Corporate Development and Planning;

“Company Shareholder” means a holder of one or more Company Shares;

“Company Shares” means the common shares without par value in the capital of the Company;

“Company Share Value” means the five (5) day volume-weighted average price of the Company Shares on the TSX determined as of the close of business on the second Business Day immediately preceding the Effective Date;

“Company Termination Fee” has the meaning ascribed thereto in Section 5.2(c);

“Company Termination Fee Event” has the meaning ascribed thereto in Section 5.2(a);

“Company Warrantholder” means a holder of one or more Company Warrants;

“Company Warrants” means, at any time, warrants to acquire Company Shares, which are, at such time, outstanding and unexercised;

“Confidentiality Agreement” means the confidentiality agreement dated as of November 15, 2017 between the Company and the Purchaser;

“Contract” means any contract, agreement, license, franchise, lease, arrangement, commitment, understanding, joint venture, partnership, note, instrument, or other right or obligation (whether written or oral) to which the Company, or any of its subsidiaries, is a party or by which the Company, or any of its subsidiaries, is bound or affected or to which any of their respective properties or assets is subject;

“Court” means the Supreme Court of British Columbia, or other court as applicable;

“Data Related Vendors” has the meaning ascribed thereto in Section 1.18(e) of Schedule D;

“Data Room Information” means the information and documents listed in the index of documents contained in the Data Site attached to the Company Disclosure Letter;

“Data Site” means the material contained in the virtual data room “Project Bonanza” powered by Firmex, the index of documents of which is appended to the Company Disclosure Letter;

“Depositary” means any trust company, bank or other financial institution agreed to in writing by each of the Parties for the purpose of, among other things, exchanging certificates representing Company Shares for the Arrangement Consideration in connection with the Arrangement;

“Directors” means each of the directors of the Company;

“Dissent Rights” means the rights of dissent in respect of the Arrangement described in the Plan of Arrangement;

“Distribution Spinco Shares” has the meaning ascribed thereto in Section 1.01 of the Plan of Arrangement;

“EDGAR” means the system for Electronic Data Gathering, Analysis and Retrieval maintained by the SEC;

“Effective Date” has the meaning ascribed thereto in Section 1.01 of the Plan of Arrangement;

“Effective Time” has the meaning ascribed thereto in Section 1.01 of the Plan of Arrangement;

“Enforceability Limitations” means the effect of bankruptcy, insolvency (including all Laws relating to fraudulent transfers), reorganization, moratorium and similar Laws relating to or affecting creditors’ rights or remedies and the effect of general principles of equity, whether considered in a proceeding in equity or at law (including the possible unavailability of specific performance or injunctive relief), and the discretion of the court before which a proceeding is brought;

“Environment” means the natural environment (including soil, land surface or subsurface strata, surface water, groundwater, sediment, ambient air (including all layers of the atmosphere), organic and inorganic matter and living organisms, including human health and safety, and any other environmental medium or natural resource);

“Environmental Authorizations” means certificates of authorization, authorizations, Permits, consents, agreements (including any sewer surcharge agreement), instructions, directions or registrations issued, granted, conferred or required by a Government Authority with respect to any Environmental Laws;

“Environmental Laws” means Laws relating to reclamation or restoration of property; abatement of pollution; protection of the Environment; protection of wildlife, including endangered species; ensuring public health and safety from environmental hazards; protection of cultural or historic resources; management, treatment, storage, disposal or control of, or exposure to, Hazardous Substances; releases or threatened releases of pollutants, contaminants, chemicals or industrial, toxic or Hazardous Substances, to air, surface water and groundwater; and all other Laws relating to manufacturing, processing, distribution, use, treatment, storage, disposal, handling or transport of pollutants, contaminants, chemicals or industrial, toxic or Hazardous Substances or wastes;

“ERISA” means the United States Employee Retirement Income Security Act of 1974, as amended;

“ERISA Affiliate” means, with respect to any Person, any other Person that, together with such first Person, would be treated as a single employer within the meaning of Section 414(b), (c), (m) or (o) of the Code;

“Exchanges” means collectively the TSX, the NYSE and the NYSE American;

“Expense Reimbursement Event” has the meaning ascribed thereto in Section 5.2(b);

“Final Order” means the order of the Court approving the Arrangement under Section 291 of the BCBCA, in form and substance acceptable to the Company and the Purchaser, each acting reasonably, after a hearing upon the procedural and substantive fairness of the terms and conditions of the Arrangement, as such order may be affirmed, amended, modified, supplemented or varied by the Court (with the consent of both the Company and the Purchaser, each acting reasonably) at any time prior to the Effective Date or, if appealed, as affirmed or amended (provided that any such amendment, modification, supplement or variation is acceptable to both the Company and the Purchaser, each acting reasonably) on appeal unless such appeal is withdrawn, abandoned or denied;

“Fire Creek Property” means the Fire Creek mine located in Lander County, Nevada, United States of America;

“Fundamental Representations” means the representations and warranties made by the Company in Sections 1.1 [Organization and Qualification, etc.], 1.2 [Capital Structure], 1.3 [Authority Relative to this Agreement], 1.12 [Litigation], 1.13 [Environmental Matters], 1.14 [Real Property and Personal Property], 1.15 [Mining Claims] and 1.26 [Brokers] of Schedule D;

“Governmental Authority” means any multinational, federal, provincial, territorial, state, regional, municipal, local or other government or governmental body and any division, agent, official, minister, agency, commission, commissioner, bureau, board or authority of any government, governmental body, quasi-governmental or private body (including the TSX or any other stock exchange) exercising any statutory, regulatory, expropriation or taxing authority under the authority of any of the foregoing and any domestic, foreign or international judicial, quasi-judicial or administrative court, tribunal, commission, board, panel or arbitrator acting under the authority of any of the foregoing;

“Hazardous Substances” means any element, waste or other substance, including an odour, a sound or a vibration, whether natural or artificial and whether consisting of gas, liquid, solid or vapour that is prohibited, listed, defined, designated or classified as hazardous, radioactive, corrosive, explosive, infectious, carcinogenic, or toxic or a pollutant or a contaminant under or pursuant to, or that could result in liability under, any applicable Laws pertaining to health and safety or Environment Laws, including petroleum and all derivatives thereof or synthetic substitutes therefor, hydrogen sulphide, arsenic, cadmium, lead, mercury, equipment and material containing polychlorinated biphenyls, mould, asbestos, asbestos-containing material, urea-formaldehyde and urea-formaldehyde-containing material;

“Hollister Property” means the Hollister mine located in Elko County, Nevada, United States of America;

“HSR Act” means the United States Hart-Scott-Rodino Antitrust Improvements Act of 1976;

“Indemnified Party” and “Indemnified Parties” have the meanings ascribed thereto in Section 4.10(a);

“Insurance Policies” has the meaning ascribed thereto in Section 1.20(a) of Schedule D;

“Intellectual Property” means all intellectual property and other similar proprietary rights in any jurisdiction worldwide, whether registered or unregistered, including such rights in and to: (a) patents (including all reissues, divisions, provisionals, continuations and continuations-in-part, re-examinations, renewals and extensions thereof), patent applications, patent disclosures or other patent rights; (b) copyrights, design, design registration, and all registrations, applications for registration, and renewals for any of the foregoing, and any “moral” rights; (c) trademarks, service marks, trade names, business names, logos, trade dress, certification marks and other indicia of commercial source or origin together with all goodwill associated with the foregoing, and all registrations, applications and renewals for any of the foregoing; (d) trade secrets and business, technical and know-how information, databases (including assay), data collections, and drawings; (e) software, including data files, source code, object code, application programming interfaces, architecture, files, records, schematics, computerized databases and other software-related specifications and documentation; and (f) Internet domain name registrations;

“Interim Order” means the interim order of the Court to be issued following the application therefor submitted to the Court as contemplated by Sections 2.6 and 2.7, in form and substance acceptable to the Company and the Purchaser, each acting reasonably, providing for, among other things, the calling and holding of the Company Meeting, as such order may be affirmed, amended, modified, supplemented or varied by the Court with the consent of both the Company and the Purchaser, each acting reasonably;

“Investec” means Investec Bank PLC as Security Agent under the Investec Facility Agreement;

“Investec Facility Agreement” means the Facility Agreement dated as of March 23, 2016 between the Company, the guarantors party thereto, Investec and Investec Bank PLC as lender and hedge counterparty, as amended October 14, 2016 (with an effective date of October 28, 2016), March 6, 2017, March 31, 2017, December 21, 2017, February 13, 2018 and as further amended, restated, modified or supplemented from time to time;

“In-the-Money Amount” means, in respect of a Company Option, the positive amount, if any, by which (i) the product obtained by multiplying (A) the number of Company Shares underlying such Company Option, by

(B) the Company Share Value, exceeds (ii) the aggregate purchase price payable under such Company Option to acquire the Company Shares underlying such Company Option;

“In-the-Money Option” means a Company Option in respect of which the In-the-Money Amount, determined as of the last Business Day immediately preceding the Effective Date, is a positive amount;

“IRS” means the United States Internal Revenue Service;

“Joint Venture” means a joint venture, partnership or other similar arrangement, whether in corporate, partnership, contractual or other legal form, in which the Company directly or indirectly holds voting shares, equity interests or other rights of participation but which is not a subsidiary of the Company, and any subsidiary of any such entity;

“Key Consents” means those consents, approvals and notices required from any third party under any Contracts or as otherwise required to proceed with the transactions contemplated by this Agreement, each as set out in Schedule 1.4(a) of the Company Disclosure Letter;

“Key Employees” means each of Anthony Bottrill, Lucy Hill, Ken Leader, John Marma, Judd Merrill, Colt Nelson, John Rust, Kevin Shiell and Sid Tolbert;

“Key Regulatory Approvals” has the meaning ascribed thereto in Section 1.4(a) of Schedule D;

“Klondex Canada” means Klondex Canada Ltd., a corporation existing under the Laws of the Province of British Columbia;

“Klondex Canada Debt” has the meaning ascribed thereto in Schedule G;

“Klondex Canada Subco” has the meaning ascribed thereto in Schedule G;

“Klondex Canada Subco Note” has the meaning ascribed thereto in Schedule G;

“Knowledge” means, when used with respect to an entity, the actual or constructive knowledge of any executive officer or director, after due inquiry and, when used with respect to an individual, the actual or constructive knowledge of such individual, after due inquiry;

“Laws” means all laws, statutes, codes, ordinances (including zoning), decrees, rules, regulations, by-laws, statutory rules, published policies and guidelines, notices, judicial, arbitral, administrative, ministerial, departmental or regulatory judgments, injunctions, orders, decisions, settlements, writs, assessments, arbitration awards, rulings, determinations or awards, decrees or other requirements of any Governmental Authority having the force of law and any legal requirements arising under the common law or principles of law or equity and the term “applicable” with respect to such Laws and, in the context that refers to any person, means such Laws as are applicable at the relevant time or times to such person or its business, undertaking, property or securities and emanate from a Governmental Authority having jurisdiction over such person or its business, undertaking, property or securities;

“Leased Claims” has the meaning ascribed thereto in Section 1.15(d) of Schedule D;

“Legal Action” means claims, actions, suits, arbitrations, proceedings or investigations wheresoever commenced or prosecuted, including, without restriction, any claim, action, suit, arbitration, proceeding, notice of violation or investigation under Environmental Laws;

“Liability” means any liability, indebtedness or obligation of any kind (whether accrued, absolute, contingent, matured, unmatured, known or unknown, or otherwise, and whether or not required to be recorded or reflected on a balance sheet under U.S. GAAP);

“Liens” means any pledge, claim, lien, charge, option, hypothec, mortgage, security interest, restriction, adverse right, prior assignment, lease, sublease, royalty, levy, right to possession or any other encumbrance, easement, license, right of first refusal, covenant, voting trust or agreement, transfer restriction under any shareholder or similar agreement, right or restriction of any kind or nature whatsoever, whether contingent or absolute, direct or indirect, or any agreement, option, right or privilege (whether by Law, contract or otherwise) capable of becoming any of the foregoing;

“Litigation” has the meaning ascribed thereto in Section 4.1(k);

“Material Contract” has the meaning ascribed thereto in Section 1.11(a) of Schedule D;

“Material Properties” means the Fire Creek Property, the Midas Property and the Hollister Property;

“Maximum Cash Consideration” means $157,410,417;

“Maximum Purchaser Shares” means 77,411,859 Purchaser Shares;

“MI 61-101” means Multilateral Instrument 61-101—Protection of Minority Security Holders in Special Transactions;

“Midas Property” means the Midas mine and related ore milling facility located in Elko County, Nevada, United States of America;

“misrepresentation” has the meaning attributed to such term under the Securities Act;

“Money Laundering Laws” has the meaning ascribed thereto in Section 1.5(c)(i) of Schedule D;

“NI 43-101” means National Instrument 43-101—Standards of Disclosure for Mineral Projects, together with the Companion Policy thereto, as issued by the Canadian Securities Administrators and as amended from time to time;

“NI 52-109” means National Instrument 52-109—Certification of Disclosure in Issuers’ Annual and Interim Filings;

“NYSE” means the New York Stock Exchange;

“NYSE American” means the NYSE American stock exchange;

“Order” means any order, judgment, writ, stipulation, award, injunction, decree, arbitration award or finding of any Governmental Authority;

“ordinary course of business”, or any similar reference, means, with respect to an action taken or to be taken by any person, that such action is consistent with the past practices of such person and is taken in the ordinary course of the normal day-to-day business and operations of such person and, in any case, is not unreasonable or unusual in the circumstances when considered in the context of the provisions of this Agreement;

“Out-of-the-Money Option ” means each Company Option other than an In-the-Money-Option;

“Outside Date” means July 16, 2018;

“Participating Former Securityholder” has the meaning ascribed thereto in Section 1.01 of the Plan of Arrangement;

“Parties” means the parties to this Agreement and “Party” means any one of them;

“Patented Claims” has the meaning ascribed thereto in Section 1.15(a) of Schedule D;

“Performance RSUs” has the meaning ascribed thereto in the Company 2016 Stock Option Plan and “Performance RSU” means one of the Performance RSUs;

“Permit” means any lease, license, permit, certificate, consent, order, grant, approval, classification, registration or other authorization (including an Environmental Authorization) of or from any Governmental Authority;

“Permitted Company Pre-Closing Transactions” has the meaning ascribed thereto in Section 4.11(a);

“Permitted Liens” means (a) statutory Liens for current Taxes or other governmental charges not yet due and payable or the amount or validity of which is being contested in good faith (provided appropriate reserves required pursuant to U.S. GAAP have been made in respect thereof), (b) mechanics’, carriers’, workers’, repairers’ and similar statutory Liens arising or incurred in the ordinary course of business for amounts which are not delinquent or which are being contested by appropriate proceedings (provided appropriate reserves required pursuant to U.S. GAAP have been made in respect thereof), (c) zoning, entitlement, building and other land use regulations imposed by Governmental Authorities having jurisdiction over such Person’s owned or leased real property, which are not violated by the current use and operation of such real property, (d) covenants, conditions, restrictions, easements and other similar non-monetary matters of record affecting title to such Person’s owned or leased real property, which do not materially impair the occupancy or use of such real property for the purposes for which it is currently used in connection with such Person’s businesses, (e) any right of way or easement related to public roads and highways, including any R.S. 2477 road or right-of-way, which does not materially impair the occupancy or use of such real property for the purposes for which it is currently used in connection with such Person’s businesses; (f) Liens arising under workers’ compensation, unemployment insurance, social security, retirement and similar legislation; (g) conflicts, if any, among the Unpatented Claims and unpatented mining claims owned by third parties which do not materially affect the operations of the subsidiaries of the Company; and (h) the paramount title of the United States in respect of the Unpatented Claims;

“person” includes an individual, sole proprietorship, corporation, body corporate, incorporated or unincorporated association, syndicate or organization, partnership, limited partnership, limited liability company, unlimited liability company, joint venture, joint stock company, trust, natural person in his or her capacity as trustee, executor, administrator or other legal representative, a government or Governmental Authority or other entity, whether or not having legal status;

“Personal Information” means information (in any form or media) that identifies or can be used to identify, directly or indirectly, an individual natural person, including “Personally Identifiable Information,” “Individually Identifiable Information,” “Personal Data” and similar terms defined in applicable Law, including the United States Health Insurance Portability and Accountability Act of 1996 and its implementing regulations, United States state consumer protection, breach notification, social security number and data security laws, the United States Federal Trade Commission Act, the United States Privacy Act of 1974, the United States Telephone Consumer Protection Act, the United States Fair Credit Reporting Act and its state law equivalents;

“Personal Property” has the meaning ascribed thereto in Section 1.14(b)(i) of Schedule D;

“Plan of Arrangement” means the plan of arrangement substantially in the form and content set out in Schedule A hereto, as amended, modified or supplemented from time to time:

(a)	in accordance with either:

(i)	this Agreement; or

(ii)	Article 6 of the Plan of Arrangement,

with the consent of the Company and the Purchaser, each acting reasonably; or

(b)	at the direction of the Court in the Final Order,;

“Privacy Legal Requirements” has the meaning ascribed thereto in Section 1.18(c) of Schedule D;

“Property Agreements” means the leases, licenses, options, purchase and sale agreements or other instruments pursuant to which any of the Mineral Properties or Mineral Rights are held;

“Providing Party” has the meaning ascribed thereto in Section 4.2(a);

“Purchaser” has the meaning specified in the preamble;

“Purchaser Acquisition Proposal” means, at any time after the entering into of this Agreement, whether or not in writing and whether in a single transaction or in a series of related transactions, any:

(a)	proposal with respect to:

(i)

any direct or indirect acquisition, take-over bid, tender offer, exchange offer or other transaction that, if consummated, would result in any person or group of persons beneficially owning Purchaser Shares (or securities convertible into or exchangeable or exercisable for Purchaser Shares) representing 50% or more of the Purchaser Shares then outstanding (assuming, if applicable, the conversion, exchange or exercise of such securities convertible into or exchangeable or exercisable for Purchaser Shares);

(ii)

any plan of arrangement, amalgamation, merger, share exchange, consolidation, reorganization, recapitalization, liquidation, dissolution, winding up, business combination or other similar transaction in respect of the Purchaser whereby more than 50% of the Purchaser Shares then outstanding or the assets of the Purchaser on a consolidated basis are acquired by any person or group of persons;

(iii)

any direct or indirect acquisition by any person or group of persons of any assets of the Purchaser or one or more of the Purchaser’s subsidiaries which represents individually or in the aggregate 50% or more of the consolidated assets, revenues or earnings of the Purchaser;

(iv)	any direct or indirect sale, issuance or acquisition of voting or equity interests in one or more of the Purchaser’s subsidiaries (including shares or other equity interest of subsidiaries) that:

(A)	represent 50% or more of the voting, equity or other securities of any such subsidiary (or rights or interests therein or thereto); or

(B)	constitute or hold 50% or more of the fair market value of the assets of the Purchaser and its subsidiaries (taken as a whole); or

(v)

any direct or indirect sale, disposition, lease, license, royalty, alliance or joint venture, long-term supply agreement or other arrangement having a similar economic effect as (i) to (iv) above, whether in a single transaction or a series of related transactions by the Purchaser or any of its subsidiaries; or

(b)	modification or proposed modification of any such proposal, inquiry, expression or indication of interest;

“Purchaser Diligence Information” means, collectively, the materials posted on the data site hosted by Firmex Inc. under the project name “Project Bonanza” as at 5:00 p.m. (Vancouver time) on March 15, 2018;

“Purchaser Material Adverse Effect” means any result, fact, change, effect, event, circumstance, occurrence or development that, individually or taken together with all other results, facts, changes, effects, events, circumstances, occurrences or developments, has or could reasonably be expected to have a material and adverse effect on the current or future business, operations, results of operations, capitalization, assets, liabilities (contingent or otherwise, including any contingent liabilities that may arise through outstanding pending or threatened litigation), obligations (whether absolute, accrued, conditional or otherwise), condition (financial or otherwise) or prospects or privileges of the Purchaser and its subsidiaries, taken as a whole, whether before or after giving effect to the transactions contemplated by this Agreement, but shall not include any result, fact, change, proposed change, effect, event, circumstance, occurrence or development resulting from:

(a)	any change in general political, economic or financial or capital market conditions in the United States;

(b)	any change or proposed change in Laws;

(c)	any change affecting securities or commodity markets in general;

(d)	any change relating to currency exchange, interest rates or rates of inflation;

(e)	the price of gold or silver;

(f)	any change in U.S. GAAP;

(g)	any failure by Purchaser or any of its subsidiaries to meet any public estimates or expectations regarding its revenues, earnings or other financial performance or results of operations; or

(h)	a change as a result of the announcement of the execution of this Agreement or of the transactions contemplated hereby (including changes in the market price of Purchaser’s securities),

provided, however, the exclusion resulting from operation of each of clauses (a) through (g) above shall not apply to the extent that any of the changes, developments, conditions or occurrences referred to therein primarily relate to the Purchaser and its subsidiaries, taken as a whole, or materially disproportionately adversely affect Purchaser and its subsidiaries, taken as a whole, in comparison to other comparable persons who operate in the industry in which Purchaser and its subsidiaries operate; and provided further, however, that references in certain sections of this Agreement to dollar amounts are not intended to be, and shall not be deemed to be, illustrative or interpretive for purposes of determining whether a Purchaser Material Adverse Effect has occurred;

“Purchaser Preferred Stock” has the meaning ascribed thereto in Section 1.2 of Schedule E;

“Purchaser Proxy Statement” has the meaning ascribed thereto in Section 2.4(a)(i);

“Purchaser Public Disclosure Record” means all documents and information filed by the Purchaser under applicable Securities Laws on EDGAR during the two years prior to the date hereof;

“Purchaser Share Consideration” means 0.6272 of a Purchaser Share for each Company Share, subject to proration in accordance with the Plan of Arrangement;

“Purchaser Shareholder” means a holder of one or more Purchaser Shares;

“Purchaser Shareholder Approval” means the approval of the issuance of all Purchaser Shares comprised in the Arrangement Consideration by a majority of votes cast by the Purchaser Shareholders at the Purchaser Shareholder Meeting;

“Purchaser Shareholder Meeting” means a meeting of the Purchaser Shareholders, including any adjournment or postponement thereof, duly convened for the purpose of obtaining the Purchaser Shareholder Approval;

“Purchaser Shares” means the common stock in the authorized share capital of the Purchaser, U.S.$0.25 par value per share;

“Purchaser Spinco Shares” has the meaning ascribed thereto in Section 1.01 of the Plan of Arrangement;

“Purchaser Spinco Subscription Amount” has the meaning ascribed thereto in Section 1.01 of the Plan of Arrangement;

“Purchaser Termination Fee” has the meaning ascribed thereto in Section 5.3(b);

“Purchaser Termination Fee Event” has the meaning ascribed thereto in Section 5.3(a);

“Real Property Leases” has the meaning ascribed thereto in Section 1.14(a)(v) of Schedule D;

“Registrar” means the person appointed as the Registrar of Companies under Section 400 of the BCBCA;

“Regulatory Approvals” means sanctions, rulings, consents, orders, exemptions, permits, waivers, early termination authorizations, clearances, written confirmations of no intention to initiate legal proceedings and other approvals (including the lapse, without objection, of a prescribed time under a statute or regulation that states that a transaction may be implemented if a prescribed time lapses following the giving of notice without an objection being made) of Governmental Authorities and relating to the Arrangement;

“Release” means any sudden, intermittent or gradual release, spill, leak, pumping, addition, pouring, emission, emptying, discharge, migration, injection, escape, leaching, disposal, dumping, deposit, spraying, burial, abandonment, incineration, seepage, placement or introduction of a Hazardous Substance, whether accidental or intentional, into the Environment;

“Remedial Action” means any investigation, feasibility study, monitoring, testing, sampling, removal (including removal of underground storage tanks), restoration, clean-up, remediation, closure, site restoration, remedial response or remedial work, in each case in relation to environmental matters (excluding, however, routine monitoring, testing and sampling required under Environmental Authorizations);

“Representatives” means, collectively, with respect to a Party, that Party’s officers, directors, employees, consultants, advisors, agents or other representatives (including lawyers, accountants, investment bankers and financial advisors) and includes, in the case of:

(a)	the Purchaser and Acquireco, CIBC World Markets Inc. and J.P. Morgan as financial advisors; and

(b)	the Company, the Company Board Financial Advisors and the Company Independent Committee Financial Advisor;

“Returns” means all returns, reports, declarations, elections, notices, filings, forms, statements and other documents (whether in tangible, electronic or other form) and including any amendments, schedules, attachments, supplements, appendices and exhibits thereto, made, prepared, filed or required to be made, prepared or filed by Law in respect of Taxes;

“Sarbanes-Oxley Act” means the United States Sarbanes-Oxley Act of 2002, as amended (including the rules and regulations promulgated thereunder);

“SEC” means the United States Securities and Exchange Commission;

“Securities Act” means the Securities Act (British Columbia) and the rules, regulations and published policies made thereunder;

“Securities Authorities” means the SEC and the securities regulatory authorities of each of the Provinces and Territories of Canada;

“Securities Laws” means:

(a)	the Securities Act and all other applicable Canadian provincial and territorial securities Laws;

(b)	the U.S. Securities Act, the US Exchange Act and all other U.S. federal and state securities Laws; and

(c)	the rules and regulations of the TSX and the NYSE American;

“SEDAR” means the Canadian Securities Administrators’ System for Electronic Document Analysis and Retrieval;

“Specified Customers” has the meaning ascribed thereto in Section 1.25(a) of Schedule D;

“Specified Vendors” has the meaning ascribed thereto in Section 1.25(b) of Schedule D;

“Spinco” means a company to be incorporated under the laws of the Province of British Columbia by the Company prior to the Effective Time, as contemplated by the Plan of Arrangement;

“Spinco Contribution Agreement” has the meaning ascribed thereto in Section 4.6;

“Spinco Property” has the meaning ascribed thereto in Section 1.01 of the Plan of Arrangement;

“Spinco Share Consideration” means 0.125 Spinco Shares for each Company Share (after giving effect to the Spinco Share Consolidation);

“Spinco Share Consolidation” has the meaning ascribed thereto in Section 1.01 of the Plan of Arrangement;

“Spinco Shares” means the common shares in the capital of Spinco;

“subsidiary” means, with respect to a specified entity, any:

(a)

corporation of which issued and outstanding voting securities of such corporation to which are attached more than 50% of the votes that may be cast to elect directors of the corporation (whether or not shares of any other class or classes will or might be entitled to vote upon the happening of any event or contingency) are owned by such specified entity and the votes attached to those voting securities are sufficient, if exercised, to elect a majority of the directors of such corporation;

(b)

partnership, limited liability company, unlimited liability company, joint venture or other similar entity in which such specified entity has more than 50% of the equity interests and the power to direct the policies, management and affairs thereof; and

(c)	a subsidiary (as defined in clauses (a) and (b) above) of any subsidiary (as so defined) of such specified entity;

“Superior Proposal” means an unsolicited Acquisition Proposal made in writing on or after the date of this Agreement by a person or persons acting jointly (other than the Purchaser and its affiliates) that:

(a)	is to acquire:

(i)

not less than all of the outstanding Company Shares (on a fully diluted basis), other than Company Shares beneficially owned by the person making such Acquisition Proposal (provided that, in the case of a take-over bid, the minimum tender condition may be any percentage of the Company Shares greater than 66 2/3% on a fully diluted basis) and pursuant to which all Company Shareholders are offered the same consideration in form and amount per Company Shares to be purchased or otherwise acquired; or

(ii)	all or substantially all of the assets of the Company on a consolidated basis;

(b)	complies with Securities Laws and did not result from, or arise in connection with:

(i)	a breach of Article 5; or

(ii)	any agreement between the person making such Acquisition Proposal and the Company other than an Acceptable Confidentiality Agreement;

(c)

is not subject to any financing condition and in respect of which it has been demonstrated to the satisfaction of the Company Board, acting in good faith and after consulting with outside legal counsel and financial advisors, that any funds required to complete such Acquisition Proposal have been obtained and are immediately available;

(d)	is not subject to any due diligence and/or access condition;

(e)	if it relates to the acquisition of the outstanding Company Shares, is made available to all Company Shareholders on the same terms and conditions;

(f)

is not subject, either by the terms of such Acquisition Proposal or by virtue of any Law, to a requirement that the approval of the shareholders (or equivalent) of the person or persons making the Acquisition Proposal be obtained in order for the Acquisition Proposal to be completed;

(g)

does not (either directly or indirectly through any other agreement, commitment or understanding) require the Company or any other person to interfere with the attempted successful completion of the Arrangement (including requiring the Company to delay, adjourn, postpone or cancel the Meeting) or provide for the payment of any “hello”, “break”, “termination” or other fees or expenses or confer any rights or options to acquire assets or securities of the Company or any of its subsidiaries to any person in the event that the Company completes the Arrangement or any other similar transaction with the Purchaser or any of its affiliates;

(h)

the Company Board has determined in good faith, upon the recommendation from the Company Independent Committee and after consultation with its financial advisors and outside legal counsel, that such Acquisition Proposal (including time to completion and any shareholder vote requirements) would, if consummated in accordance with its terms (but not assuming away any risk of non-completion), result in a transaction which is more favourable to the Company Shareholders from a financial point of view than the Arrangement (taking into account any amendment proposed to be made to this Agreement by the Purchaser in accordance with the terms of Article 5) and the failure to recommend such Acquisition Proposal to the Company Shareholders would be inconsistent with its fiduciary duties under applicable law;

(i)

the Company Board has determined, in good faith, after consultation with its financial advisors and outside legal counsel, is reasonably capable of being completed in accordance with its terms, without undue delay, taking into account all legal, financial, regulatory and other aspects of such Acquisition Proposal and the person making such Acquisition Proposal; and

(j)

if the Company does not have sufficient funds that are immediately available to pay the Company Termination Fee, the terms of such Superior Proposal provide that the maker of such Superior Proposal will advance or otherwise provide to the Company the cash required in order to pay the Company Termination Fee prior to the date on which such Company Termination Fee is to be paid;

“Superior Proposal Notice Period” has the meaning ascribed thereto in Section 5.1(f)(v);

“Support Agreements” means the voting and support agreements, dated effective on or before the date hereof between the Purchaser and each of the Directors, Company Senior Management, Sentry Investments Inc. and CI Investments Inc. in substantially the form attached hereto as Schedule C or such other form that is acceptable to the parties thereto, which agreements provide that such director, officer and/or shareholder shall, among other things:

(a)	vote all Affected Securities of which they are the registered or beneficial holder or over which they have control or direction, in favour of the Arrangement; and

(b)	not dispose of their Affected Securities except pursuant to the Arrangement;

“Surviving Company” means any corporation or other entity continuing following the amalgamation, merger, consolidation or winding up of the Company with or into one or more other entities (pursuant to a statutory procedure or otherwise) and any corporation or other entity continuing following the amalgamation, merger, consolidation or winding up of any Surviving Company with or into one or more other entities;

“Tax” or “Taxes” means any and all taxes, duties, imposts, levies, premiums, assessments, tariffs, or obligations of the same or similar nature, however denominated, imposed, assessed or collected by any Governmental Authority, including any federal, provincial, state, territorial, county, municipal, local or foreign taxes, income taxes, state profit share taxes, windfall or excess profit taxes, capital taxes, royalty taxes, production taxes, payroll taxes, health taxes, employment taxes, withholding taxes, sales taxes, use taxes, goods and services taxes, custom duties, value added taxes, ad valorem taxes, excise taxes, alternative or add-on minimum taxes, franchise taxes, gross receipts taxes, licence taxes, occupation taxes, real and personal property taxes, stamp taxes, anti-dumping taxes, countervailing taxes, environment taxes, and transfer taxes, together with any interest, penalties, and additions payable in respect thereof, whether disputed or not;

“Tax Act” means the Income Tax Act (Canada) and the regulations promulgated thereunder, as amended;

“Tax Return” means any return, declaration, report, claim for refund, information return or statement or other document required to be filed with or provided to any taxing authority in respect of Taxes (including any information return required under Sections 6055 or 6056 of the Code), including any schedule or attachment thereto, and including any amendment thereof;

“Technical Reports” means the technical reports filed on SEDAR by the Company:

(a)	titled “Preliminary Feasibility Study for the Midas Mine, Elko County, Nevada” with an effective date of August 31, 2014 and an amended report date of April 2, 2015;

(b)	titled “Technical Report for the True North Mine, Bissett, Manitoba, Canada” with an effective date of March 31, 2017 and a filing date of May 12, 2017;

(c)	titled “Technical Report and Pre-Feasibility Study for the Hollister Underground Mine, Elko County, Nevada” with an effective date of May 31, 2017 and an amended report date of August 9, 2017; and

(d)	titled “Technical Report for the Fire Creek Project, Lander County, Nevada—Amended” with an effective date of November 30, 2017 and an amended report date of March 2, 2018;

“Third Party” means any Person or “group” (within the meaning of Section 13(d)(3) of the US Exchange Act) other than the Company, the Purchaser or any of their respective subsidiaries;

“TSX” means the Toronto Stock Exchange;

“Unpatented Claims” has the meaning ascribed thereto in Section 1.15(b) of Schedule D;

“US Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder;

“U.S. Claims” has the meaning ascribed thereto in Section 1.15(d) of Schedule D;

“U.S. GAAP” means United States generally accepted accounting principles;

“U.S. Operations” has the meaning ascribed thereto in Section 1.14(a)(viii) of Schedule D;

“U.S. Securities Act” means the United States Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder;

“Voting Debt” has the meaning ascribed thereto in Section 1.2(c) of Schedule D; and

“Water Rights” has the meaning ascribed thereto in Section 1.15(h) of Schedule D.

1.2 Currency

Except where otherwise specified, all references to “$” or to currency herein are to lawful money of the United States of America.

1.3 Interpretation Not Affected by Headings

(a)

The division of this Agreement into Articles and Sections and the insertion of a table of contents and headings are for convenience of reference only and do not affect the construction or interpretation of this Agreement.

(b)

The terms “this Agreement”, “hereof”, “herein”, “hereunder” and similar expressions refer to this Agreement, including the Schedules hereto, and not to any particular Article, Section or other portion hereof.

(c)

Unless something in the subject matter or context is inconsistent therewith, references herein to an Article, Section or Schedule by number or letter or both are to that Article, Section or Schedule in or to this Agreement.

1.4 Extended Meanings, Etc.

(a)	This Agreement shall be read with all changes in number and gender required by the context.

(b)

The terms “including” or “includes” and similar terms of inclusion, unless expressly modified by the words “only” or “solely”, mean “including without limiting the generality of the foregoing” and “includes without limiting the generality of the foregoing”.

(c)	Unless the context otherwise requires, all accounting terms are to be interpreted in accordance with U.S. GAAP.

(d)	Unless the context otherwise requires, all determinations of an accounting nature in respect of the Company required to be made shall be made in a manner consistent with U.S. GAAP.

(e)

Any reference to a statute refers to such statute and all rules and regulations made under it, as it or they may have been or may from time to time be amended or re-enacted, unless stated or otherwise.

1.5 Date of any Action; Computation of Time

(a)

If any date on which any action is required to be taken hereunder by any of the Parties is not a Business Day, then such action will be required to be taken on the next succeeding day which is a Business Day.

(b)	A period of time is to be computed as beginning on the day following the event that began the period and ending, if the last day of the period is:

(i)	a Business Day, then at 4:30 p.m. (Vancouver time) on the last day of the period; and

(ii)	is not a Business Day, then at 4:30 p.m. (Vancouver time) on the next Business Day.

1.6 Schedules

The following Schedules to this Agreement are an integral part of this Agreement:

Schedule A—FORM OF PLAN OF ARRANGEMENT

Schedule B—ARRANGEMENT RESOLUTION

Schedule C—FORM OF SUPPORT AGREEMENT

Schedule D—REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Schedule E—REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

Schedule F—FORM OF SPINCO CONTRIBUTION AGREEMENT

Schedule G—PERMITTED COMPANY PRE-CLOSING TRANSACTIONS

ARTICLE 2

THE ARRANGEMENT

2.1 The Arrangement

(a)	The Company and the Purchaser agree that the Arrangement will be implemented in accordance with and subject to the terms and conditions contained in this Agreement and the Plan of Arrangement.

(b)	The Arrangement Filings shall implement the Plan of Arrangement.

(c)	From and after the Effective Time, the steps to be carried out pursuant to the Arrangement shall become effective in accordance with the Plan of Arrangement.

(d)

The closing of the transactions contemplated hereby and by the Plan of Arrangement will take place at 10:00 a.m. (Vancouver time) on the Effective Date at the offices in Vancouver, British Columbia of Cassels Brock & Blackwell LLP.

(e)	The Effective Date shall occur:

(i)

on the date that is three Business Days following satisfaction or waiver (subject to applicable Laws) of the last of the conditions set forth in Article 7 (excluding conditions that by their terms cannot be satisfied until the Effective Date, but subject to the satisfaction or, when permitted, waiver of those conditions as of the Effective Date); or

(ii)	at such other time or such other place as may be agreed to by the Parties.

(f)

The Parties agree that the Arrangement will be structured and carried out with the intention that, assuming the Final Order is granted by the Court, all of the Purchaser Shares issued and all of the Spinco Shares distributed on completion of the Arrangement to Participating Former Securityholders will be issued by the Purchaser and distributed by the Company in reliance on the exemption from the registration requirements of the U.S. Securities Act provided by section 3(a)(10) thereunder.

2.2 Implementation Steps by the Company

The Company covenants in favour of the Purchaser that, subject to the terms of this Agreement, the Company will promptly:

(a)	subject to compliance with applicable Securities Laws:

(i)	immediately after the execution of this Agreement; or

(ii)	such later time prior to the next opening of markets in Toronto and New York City as is agreed to by the Company and the Purchaser,

issue a news release announcing the entering into of this Agreement and the support of the Company Board for the Arrangement, which news release shall be satisfactory in form and substance to each of the Company and the Purchaser, each acting reasonably; and

(b)	file such news release and a corresponding material change report and current report on Form 8-K in prescribed form in accordance with applicable Securities Laws.

2.3 Implementation Steps by the Purchaser

Subject to the terms of this Agreement, the Purchaser will, and will cause Acquireco to:

(a)	cooperate with, assist and consent to the Company seeking the Interim Order and the Final Order;

(b)

subject to the Company obtaining the Final Order and to the satisfaction or waiver (subject to applicable Laws) of each of the conditions set forth in Article 7 (excluding conditions that by their terms cannot be satisfied until the Effective Date, but subject to the satisfaction or, when permitted, waiver of those conditions as of the Effective Date), as soon as reasonably practicable thereafter, take all steps and actions including, if applicable, making all filings with Governmental Authorities necessary to give effect to the Arrangement; and

(c)	prior to the Outside Date, carry out the terms of the Plan of Arrangement applicable to it.

2.4 Purchaser Proxy Statement and Purchaser Shareholder Approval

(a)	In the event that Purchaser Shareholder Approval is required for the issue of the Purchaser Shares pursuant to the Arrangement, the Purchaser undertakes to the Company to:

(i)

subject to the Company complying with its obligations under Section 2.4(b), as promptly as reasonably practicable after the date of this Agreement, prepare and cause to be filed with the SEC a preliminary proxy statement in connection with the Purchaser Shareholder Approval (as amended and supplemented from time to time, the “Purchaser Proxy Statement”), which Purchaser Proxy Statement will include

(A)	the recommendation of the board of directors of the Purchaser that Purchaser Shareholders vote to provide Purchaser Shareholder Approval; and

(B)	the rationale for that recommendation;

(ii)

provide the Company and its legal counsel with reasonable opportunity to review and comment on: (A) the drafts of the Purchaser Proxy Statement before filing any such draft with the SEC or transmitting it to the Purchaser Shareholders, as applicable; and (B) any response to comments received from the SEC. The Purchaser shall in good faith consider all comments reasonably and promptly proposed by the Company or its legal counsel in relation to the Purchaser Proxy Statement, and as soon as reasonably practicable, notify the Company and provide copies of any material communications sent to or received from the SEC in relation to the Purchaser Proxy Statement;

(iii)

as soon as reasonably practicable, respond to any comments received from the SEC concerning the Purchaser Proxy Statement and use commercially reasonable efforts to resolve such comments with the SEC as promptly as possible;

(iv)

in accordance with applicable Law, the Purchaser’s Charter Documents and the rules of the NYSE, call, give notice of, convene and hold the Purchaser Shareholder Meeting as soon as reasonably practicable after being informed by the SEC that it has no further comments on the Purchaser Proxy Statement;

(v)	transmit the Purchaser Proxy Statement to the Purchaser Shareholders as soon as reasonably practicable after being informed by the SEC that it has no further comments on the Purchaser

Proxy Statement, provided that the Purchaser shall not be obliged to transmit the Purchaser Proxy Statement to the Purchaser Shareholders prior to the date the Company files the Circular on SEDAR; and

(vi)	use commercially reasonable efforts to obtain the Purchaser Shareholder Approval, including soliciting from Purchaser Shareholders proxies in favor of the Purchaser Shareholder Approval.

(b)

The Company shall provide to the Purchaser, as promptly as reasonably practicable following a request, all such information concerning the Company and its affiliates as may be reasonably requested by the Purchaser and shall co-operate with, and provide reasonable assistance to, the Purchaser in relation to the preparation of the Purchaser Proxy Statement and the resolution of comments received from the SEC.

(c)

The Company and the Purchaser each agree to correct any information provided by them for use in the Purchaser Proxy Statement in relation to them and their respective affiliates (as applicable) to the extent that such information has become false or misleading, in each case as promptly as reasonably practicable after that party becomes aware that such information has become false or misleading.

2.5 Circular

(a)	The Company shall, in consultation with the Purchaser:

(i)	as promptly as reasonably practicable after the date of this Agreement, prepare and cause to be filed with the SEC a preliminary version of the Circular;

(ii)

provide the Purchaser and its legal counsel with reasonable opportunity to review and comment on: (A) the drafts of the Circular before filing the preliminary version of the Circular with the SEC; and (B) any response to comments received from the SEC. The Company shall in good faith consider all comments reasonably and promptly proposed by the Purchaser or its legal counsel in relation to the Circular, and as soon as reasonably practicable, notify the Purchaser and provide copies of any material communications sent to or received from the SEC in relation to the Circular; and

(iii)

as soon as reasonably practicable, respond to any comments received from the SEC concerning the Circular and use commercially reasonable efforts to resolve such comments with the SEC as promptly as possible;

(b)

The Company shall ensure that the Circular complies in all material respects with applicable Laws, and, without limiting the generality of the foregoing, that the Circular (including with respect to any information incorporated therein by reference):

(i)	will not contain any misrepresentation (other than in each case with respect to any information furnished in writing by the Purchaser); and

(ii)	provides the Affected Securityholders with information in sufficient detail to permit them to form a reasoned judgment concerning the matters to be placed before them at the Company Meeting.

(c)	All information relating solely to the Purchaser included in the Circular shall:

(i)	be provided by the Purchaser in accordance with Section 2.5(e); and

(ii)	be in form and content satisfactory to the Purchaser, acting reasonably.

(d)	The Circular will include:

(i)	a copy of the Company Board Fairness Opinion and the Company Independent Committee Fairness Opinion;

(ii)	a statement that the Company Independent Committee has unanimously determined and the Company Board has unanimously determined, that the Arrangement is:

(A)	fair to the Company Shareholders; and

(B)	in the best interests of the Company;

(iii)	the unanimous recommendation of the Company Board that the Affected Securityholders vote in favour of the Arrangement Resolution;

(iv)	the rationale for that recommendation; and

(v)	a statement that each Director and executive officer of the Company intends to vote all Affected Securities held by him or her in favour of the Arrangement Resolution.

(e)

The Purchaser will, in a timely manner, furnish the Company with all such information regarding the Purchaser as may reasonably be required to be included in the Circular pursuant to applicable Laws and any other documents related thereto.

(f)

The Company and the Purchaser will cooperate in the preparation, filing and mailing of the Circular and the Company shall as soon as reasonably practicable after the issuance of the Interim Order, cause the Circular to be sent to the Affected Securityholders in compliance with the abridged timing requirements contemplated by National Instrument 54-101 – Communication with Beneficial Owners of Securities of a Reporting Issuer and filed as required by the Interim Order and applicable Laws.

(g)

The Company and the Purchaser will each promptly notify the other if, at any time before the Effective Date, it becomes aware (in the case of the Company, only with respect to the Company and in the case of the Purchaser only with respect to the Purchaser) that the Circular or any other document referred to in Section 2.5(d):

(i)	contains any misrepresentation; or

(ii)	otherwise requires any amendment or supplement,

and promptly deliver written notice to the other Party setting out full particulars thereof.

(h)	The Company and the Purchaser will cooperate with each other in the preparation, filing and dissemination of any:

(i)	required supplement or amendment to the Circular or such other document, as the case may be; and

(ii)	related news release or other document necessary or desirable in connection therewith.

(i)

The Company shall keep the Purchaser fully informed, in a timely manner, of any requests or comments made by the Canadian or United States securities regulatory authorities, the TSX and/or the NYSE American in connection with the Circular.

2.6 Interim Order, Meeting and Final Order

The Company covenants in favour of the Purchaser that, subject to the terms of this Agreement, the Company will promptly, after all requisite Regulatory Approvals (including the acceptance of the final Circular by the SEC) have been obtained:

(a)	proceed with the application for, and diligently pursue obtaining, the Interim Order;

(b)

lawfully convene and hold the Company Meeting in accordance with the Interim Order, the Company’s notice of articles and articles and applicable Laws, as soon as reasonably practicable after the Interim Order is issued, and in any event, not later than 35 days after the Interim Order is issued, for the purpose of having the Affected Securityholders consider the Arrangement Resolution;

(c)

not adjourn, postpone or cancel (or propose the adjournment, postponement or cancellation of) such Company Meeting without the prior written consent of the Purchaser, such consent not to be unreasonably withheld; provided, however, if the Company Meeting is scheduled to occur during a Superior Proposal Notice Period, then the Company may, and upon the request of the Purchaser shall, adjourn or postpone the Company Meeting to:

(i)	a date specified by the Purchaser that is not later than three Business Days after the date on which the Company Meeting was originally scheduled to be held; or

(ii)	if the Purchaser does not specify such date, then the fifth Business Day after the date on which the Company Meeting was originally scheduled to be held;

(d)	solicit, from the Affected Securityholders, proxies:

(i)	in favour of the approval of the Arrangement Resolution; and

(ii)

against any resolution submitted by any person that is inconsistent with, or which seeks to hinder or delay the Arrangement Resolution or the completion of the transactions contemplated by this Agreement, including, engaging the services of a firm acceptable to the Purchaser (acting reasonably) as proxy solicitation agent to solicit proxies in favour of the approval of the Arrangement Resolution;

(e)	recommend to all Affected Securityholders that they vote in favour of the Arrangement Resolution;

(f)

provide notice to holders of the Company Options, Company RSUs and Company DSUs of the vesting and, if applicable, acceleration of exercise of such instruments as contemplated by this Agreement and the Plan of Arrangement;

(g)	take all other actions that are reasonably necessary or desirable to obtain the approval of the Arrangement by the Affected Securityholders;

(h)

(i) provide the Purchaser with copies of or access to information regarding the Company Meeting generated by any dealer or proxy solicitation agents, as reasonably requested from time to time by the Purchaser, (ii) permit the Purchaser to assist and participate in all calls and meetings with such proxy solicitation agent, (iii) consult with, and consider any suggestions from, the Purchaser with regards to the proxy solicitation agent, and (iv) consult with the Purchaser and keep the Purchaser apprised, with respect to such solicitation and other actions;

(i)	consult with the Purchaser in fixing the date of the Company Meeting;

(j)	give notice to the Purchaser of the Company Meeting;

(k)	advise the Purchaser:

(i)	as reasonably requested; and

(ii)	on a daily basis commencing ten (10) Business Days prior to the Company Meeting,

as to the aggregate tally of the proxies and votes received in respect of the Company Meeting and all matters to be considered at the Company Meeting;

(l)	promptly provide the Purchaser with any notice relating to the Company Meeting;

(m)	allow Representatives of the Purchaser to attend the Company Meeting;

(n)

not change the record date for the Affected Securityholders entitled to vote at the Company Meeting in connection with any adjournment or postponement of the Company Meeting unless required by applicable Law or the Company’s articles;

(o)

subject to obtaining such approvals as are required by the Interim Order, as soon as reasonably practicable after the Company Meeting and, in any event, not later than two Business Days thereafter, make application to the Court pursuant to Section 291 of the BCBCA for the Final Order;

(p)	proceed with such application and diligently pursue obtaining the Final Order;

(q)

if at any time after the issuance of the Final Order and on or before the Effective Date, the Company is required by the terms of the Final Order or by applicable Law to return to the Court with respect to the Final Order, to do so after prior notice to, and in consultation and cooperation with, the Purchaser;

(r)	subject to:

(i)	obtaining the Final Order; and

(ii)

the satisfaction or waiver (subject to applicable Laws) of each of the conditions set forth in Article 7 (excluding conditions that by their terms cannot be satisfied until the Effective Date, but subject to the satisfaction or, when permitted, waiver of those conditions as of the Effective Date), as soon as reasonably practicable thereafter, file the Arrangement Filings required to be filed prior to the Effective Date with the Registrar, provided, however, that the Arrangement Filings shall not be sent to the Registrar, for endorsement and filing by the Registrar, except as contemplated hereby or with the Purchaser’s prior written consent; and

(s)	prior to the Outside Date carry out the terms of the Plan of Arrangement applicable to it.

2.7 Substantive Provisions of Interim Order

The application referred to in Section 2.6(a) shall, unless the Company and the Purchaser agree otherwise, include a request that the Interim Order provide, among other things:

(a)	for the class of persons to whom notice is to be provided in respect of the Arrangement and the Company Meeting and the manner in which such notice is to be provided;

(b)

for a record date, for the purposes of determining the Affected Securityholders entitled to receive notice of and vote at the Company Meeting, of not later than the date of the issue of the Initial Order, which date shall be fixed and published by the Company in consultation with the Purchaser;

(c)	for the number of votes that holders of Affected Securities (other than Company Shares) are entitled to cast at the Company Meeting on the Arrangement Resolution;

(d)	that the Company Meeting may be adjourned or postponed from time to time by the Company in accordance with the terms of this Agreement without the need for additional approval by the Court;

(e)	that the requisite approvals of the Arrangement Resolution will be at least:

(i)	66 2⁄3% of the votes cast on the Arrangement Resolution by the Company Shareholders present in person or by proxy at the Company Meeting;

(ii)	66 2⁄3% of the votes cast on the Arrangement Resolution by the Affected Securityholders present in person or by proxy at the Company Meeting voting together as members of a single class; and

(iii)

50% of the votes cast on the Arrangement Resolution by the Company Shareholders present in person or by proxy at the Company Meeting, after excluding the votes of the Purchaser and any other persons whose votes must be excluded, all in accordance with MI 61-101, if applicable;

(f)

that in all other respects, the terms, conditions and restrictions of the Company’s constating documents, including quorum requirements with respect to meetings of Company Shareholders and other matters, shall apply with respect to the Company Meeting;

(g)	for the grant of Dissent Rights to the Company Shareholders who are registered holders of Company Shares, as contemplated in the Plan of Arrangement;

(h)	for the notice requirements with respect to the presentation of the application to the Court for the Final Order;

(i)

that the record date for the Affected Securityholders entitled to notice of and to vote at the Company Meeting will not change in respect of any adjournment(s) or postponement(s) of the Meeting, unless required by Securities Laws; and

(j)	for such other matters as the Purchaser may reasonably require,

and, subject to the consent of the Company (such consent not to be unreasonably withheld or delayed), the Company shall also request that the Interim Order provide for such other matters as the Purchaser may reasonably require.

2.8 Court Proceedings

(a)

The Company will provide the Purchaser and its counsel with a reasonable opportunity to review and comment upon drafts of all materials to be filed with the Court in connection with the Arrangement prior to the service and filing of such materials and will give reasonable consideration to such comments.

(b)	The Company will ensure that all materials filed with the Court in connection with the Arrangement are consistent in all material respects with the terms of this Agreement and the Plan of Arrangement.

(c)

Subject to applicable Law, the Company will not file any material with the Court in connection with the Arrangement or serve any such material, and will not agree to modify or amend materials so filed or served, except as contemplated by this Section 2.8 or with the Purchaser’s prior written consent, such consent not to be unreasonably withheld, conditioned or delayed, provided, however, that nothing herein shall require the Purchaser to agree or consent to any increase or change in the Arrangement Consideration or any modification or amendment to such filed or served materials that expands or increases the Purchaser’s obligations set forth in any such filed or served materials or under this Agreement or the Arrangement.

(d)

The Company will not object to legal counsel to the Purchaser making such submissions on the hearing of the motion for the Interim Order and the application for the Final Order as such counsel considers appropriate, provided that the Company or its legal counsel is advised of the nature of any submissions prior to the hearing and such submissions are consistent in all material respects with the terms of this Agreement and the Plan of Arrangement.

(e)	The Company will provide the Purchaser, on a timely basis, with:

(i)	copies of any notice of appearance and evidence or other documents served on the Company or its legal counsel in respect of:

(A)	the application for the Interim Order or the Final Order; or

(B)	any appeal therefrom;

and

(ii)	any notice, whether or not in writing, received by the Company or its legal counsel indicating any intention to:

(A)	oppose the granting of the Interim Order or the Final Order; or

(B)	appeal the Interim Order or the Final Order.

(f)

The Company will oppose any proposal from any Person that the Final Order contain any provision inconsistent with this Agreement, and if required by the terms of the Final Order or by Law to return to Court with respect to the Final Order do so only after notice to, and in consultation and cooperation with, the Purchaser.

2.9 Dissent Rights

(a)	The Company will give the Purchaser prompt notice of receipt of any:

(i)	written notice of any dissent or purported exercise by any Company Shareholder of Dissent Rights;

(ii)	withdrawal of such a notice; and

(iii)	other instruments served pursuant to Dissent Rights and received by the Company.

(b)	The Company shall not:

(i)	make any payment or settlement offer;

(ii)	agree to any such settlement; or

(iii)	conduct any negotiations,

prior to the Effective Time with respect to any such dissent, notice or instrument, unless the Purchaser, acting reasonably, shall have given its written consent.

2.10 List of Securityholders

(a)	Upon the reasonable request from time to time of the Purchaser, the Company will promptly provide the Purchaser with lists (in electronic form) of the:

(i)	Registered:

(A)	Company Shareholders;

(B)	Company 2013 Optionholders;

(C)	Company 2016 Optionholders;

(D)	Company DSU Holders;

(E)	Company RSU Holders; and

(F)	Company Warrantholders,

together with their addresses and their respective holdings of Company Shares, Company 2013 Options, Company 2016 Options, Company DSUs, Company RSUs and Company Warrants, as applicable;

(ii)

names and addresses and respective holdings of all persons having rights (other than the Company 2013 Options, Company 2016 Options, Company DSUs, Company RSUs and Company Warrants) issued or granted by the Company to acquire or otherwise related to Company Shares; and

(iii)

names of non-objecting beneficial owners of Company Shares and participants in bookbased nominee registers (such as CDS & Co., Cede & Co. and the Depositary Trust Company), together with their respective addresses and holdings of Company Shares.

(b)	The Company will from time to time require that its registrar and transfer agent furnish the Purchaser with such additional information, including:

(i)	updated or additional lists of Company Shareholders, Company 2013 Optionholders, Company 2016 Optionholders, Company DSU Holders, Company RSU Holders and Company Warrantholders;

(ii)	information regarding beneficial ownership of Company Shares; and

(iii)	other assistance as the Purchaser may reasonably request.

2.11 Securityholder Communications

(a)	The Company and the Purchaser agree to cooperate in the preparation of any presentations regarding the Arrangement, including to any:

(i)	Affected Securityholders; or

(ii)	the analyst community,

provided, however, that the foregoing shall be subject to the Company’s overriding obligation to make any disclosure or filing required by applicable Laws or stock exchange rules.

(b)	The Company agrees to consult with the Purchaser in connection with any formal meeting relating to the Arrangement that it may have, including with:

(i)	Affected Securityholders; or

(ii)	analysts,

provided, however, that the foregoing shall be subject to the Company’s overriding obligation to make any disclosure or filing required by applicable Laws or stock exchange rules.

2.12 Company 2013 Options

Subject to the terms and conditions of this Agreement and the Plan of Arrangement, pursuant to the Arrangement:

(a)	the vesting of all outstanding Company 2013 Options shall be accelerated;

(b)

all Company 2013 Options that are In-the-Money Options shall be exchanged for Company Shares as set out in the Plan of Arrangement, and the former holders of such Company 2013 Options shall, following such exchange, participate in the Arrangement as Company Shareholders; and

(c)	all Company 2013 Options that are Out-of-the-Money Options shall be cancelled without any payment therefor,

all in accordance with and subject to the provisions of the Plan of Arrangement, and the Company shall take all such actions as may be necessary or desirable to give effect to the foregoing.

2.13 Company 2016 Options

Subject to the terms and conditions of this Agreement and the Plan of Arrangement, pursuant to the Arrangement:

(a)	the vesting of all outstanding Company 2016 Options shall be accelerated;

(b)

all Company 2016 Options that are In-the-Money Options shall be exchanged for Company Shares as set out in the Plan of Arrangement, and the former holders of such Company 2016 Options shall, following such exchange, participate in the Arrangement as Company Shareholders, and

(c)	all Company 2016 Options that are Out-of-the-Money Options shall be cancelled without any payment therefor,

all in accordance with and subject to the provisions of the Plan of Arrangement, and the Company shall take all such actions as may be necessary or desirable to give effect to the foregoing.

2.14 Company DSUs

Subject to the terms and conditions of this Agreement and the Plan of Arrangement, holders of Company DSUs shall, pursuant to and in accordance with the Plan of Arrangement, receive in exchange for each Company DSU a cash payment equal to the Company Share Value, and the Company shall take all such actions as may be necessary or desirable to give effect to the foregoing.

2.15 Company RSUs

Subject to the terms and conditions of this Agreement, pursuant to the Arrangement:

(a)	the vesting of all outstanding Company RSUs disclosed to the Purchaser in Schedule 1.2(b)(ii) and Schedule 1.2(b)(iv) of the Company Disclosure Letter will be accelerated; and

(b)

all Company RSUs other than Performance RSUs will be exchanged for Company Shares and the former holders of such Company RSUs will, following such exchange, participate in the Arrangement as Company Shareholders, all in accordance with and subject to the provisions of the Plan of Arrangement, and the Company shall take all such actions as may be necessary or desirable to give effect to the foregoing.

2.16 Performance RSUs

Each Performance RSU shall be settled by a cash payment to the holder thereof at the Effective Time of an amount determined by the Purchaser to be properly due to such holder based on the terms of such Performance RSU.

2.17 Company Warrants

The Purchaser shall comply with the terms of the Company Warrants so that following completion of the Arrangement each holder of a Company Warrant shall receive upon the exercise of such holder’s Company Warrants such securities and other property, if any, which the holder is entitled to receive under the terms of the Company Warrants. The Purchaser and Company shall take the necessary steps to give effect to the foregoing.

2.18 Payment of Arrangement Consideration

Following the receipt of the Final Order and Regulatory Approvals, and no later than one Business Day prior to the Effective Date:

(a)	the Purchaser shall deliver or cause to be delivered to the Depositary:

(i)	cash in an amount equal to the Maximum Cash Consideration;

(ii)	certificates representing the Maximum Purchaser Shares; and

(iii)

cash in an amount sufficient to pay the Purchaser Spinco Subscription Amount (which, for the avoidance of doubt, shall be in addition to the Purchaser’s obligation to deliver cash pursuant to Section 2.18(a)(i)); and

(b)	the Company shall cause Spinco to deliver, or cause to be delivered, to the Depository:

(i)

certificates representing the Spinco Shares required to be delivered to Participating Former Securityholders pursuant to the Plan of Arrangement (after giving effect to the Spinco Share Consolidation); and

(ii)	certificates representing the Purchaser Spinco Shares.

2.19 Withholding Taxes

(a)

The Company, the Purchaser, Acquireco, Spinco and the Depositary, as the case may be, will be entitled to deduct and withhold from any consideration otherwise payable to any Affected Securityholder under the Plan of Arrangement (including any payment to Company Shareholders exercising Dissent Rights) and from any amounts otherwise payable pursuant to this Agreement (including the Company Termination Fee and the Purchaser Termination Fee) such amounts as the Company, the Purchaser, Acquireco, Spinco or the Depositary is required to deduct and withhold with respect to such payment under the Tax Act, the Code and the rules and regulations promulgated thereunder, or any provision of any provincial, state, local or foreign Tax Law as counsel may advise is required to be so deducted and withheld by the Company, the Purchaser, Acquireco, Spinco or the Depositary, as the case may be.

(b)	For the purposes of such deduction and withholding:

(i)

all withheld amounts shall be treated as having been paid to the person in respect of which such deduction and withholding was made on account of the obligation to make payment to such person hereunder; and

(ii)

such deducted or withheld amounts shall be remitted to the appropriate Governmental Authority in the time and manner required by the applicable Law by or on behalf of the Company, the Purchaser, Acquireco, Spinco or the Depositary, as the case may be.

2.20 U.S. Tax Matters

(a)	For United States federal (and applicable state and local) income Tax purposes:

(i)

the sale and purchase of Company Shares under the Plan of Arrangement (including any payment to Company Shareholders exercising Dissent Rights) is, and shall be treated by the parties as, a sale by the Company Shareholders, and a purchase by Purchaser, of all of the Company Shares; and

(ii)	the Spinco Shares shall be treated as if they were distributed by the Company to the Company Shareholders immediately prior to the Effective Time,

and the parties shall file their income Tax returns and deal with any United States federal (and applicable state and local) taxing authority in a manner consistent with such treatment.

(b)	Prior to the Effective Date the Purchaser and the Company will work cooperatively to determine the correct treatment for United States taxation purposes of the distribution of the Spinco Shares.

(c)	In connection with the completion of the Arrangement, the Purchaser shall file a plan of liquidation pursuant to section 332 of the Code with respect to each of 0985472 B.C. Ltd. and the Company.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company

(a)

Except as set forth in the correspondingly numbered paragraph of the Company Disclosure Letter, the Company represents and warrants to the Purchaser and Acquireco as set forth in Schedule D and acknowledges and agrees that the Purchaser and Acquireco are relying upon such representations and warranties in connection with the entering into of this Agreement. Nothing in the Company Disclosure Letter shall be deemed adequate to disclose an exception to a representation or warranty made in Schedule D unless the Company Disclosure Letter identifies the exception with reasonable particularity and describes the relevant facts in reasonable detail. Without limiting the generality of the foregoing, the mere listing (or inclusion of a copy) of a document or other item shall not be deemed adequate to disclose an exception to a representation or warranty made in Schedule D unless the representation or warranty pertains to the existence of the document or other item itself. Disclosure of any information in the Company Disclosure Letter that is not strictly required under this Agreement has been made for informational purposes only and does not imply disclosure of all matters of a similar nature. Inclusion of an item or information in any Schedule or section of the Company Disclosure Letter shall not constitute disclosure of such item or confirmation for any other Schedule or section of the Company Disclosure Letter for which disclosure may be required.

(b)

Notwithstanding any provision in the Agreement or any representation or warranty made in Schedule D, the Company expressly makes no representation or warranty to the Purchaser or Acquireco regarding Spinco, Klondex Canada or Bison or regarding the assets, property, business, Liabilities, results of operations, financial condition or other obligations of Spinco, Klondex Canada or Bison, other than as to the ownership of the shares of Klondex Canada, Bison and the Spinco Shares immediately prior to Effective Time.

3.2 Representations and Warranties of the Purchaser

The Purchaser represents and warrants to the Company as set forth in Schedule E and acknowledges and agrees that the Company is relying upon the representations and warranties in connection with the entering into of this Agreement.

3.3 Survival of Representations and Warranties

(a)	No investigation by or on behalf of any Party prior to the execution of this Agreement will mitigate, diminish or affect the representations and warranties made by the other Parties.

(b)

The representations and warranties of the Parties contained in this Agreement will not survive the completion of the Arrangement and will expire and be terminated on the earlier of the Effective Time and the date on which this Agreement is terminated in accordance with its terms.

This Section 3.3 will not limit any covenant or agreement of any of the Parties, which, by its terms, contemplates performance after the Effective Time or the date on which this Agreement is terminated, as the case may be.

ARTICLE 4

COVENANTS

4.1 Covenants of the Company

The Company covenants and agrees that, during the period from the date of this Agreement until the earlier of the Effective Time and the time that this Agreement is terminated in accordance with its terms, except (i) as disclosed in the Company Disclosure Letter, (ii) as expressly permitted or specifically contemplated by this Agreement or the Plan of Arrangement, (iii) as is otherwise required by applicable Law, or (iv) unless the Purchaser otherwise consents in writing (to the extent that such consent is permitted by applicable Law):

(a)	the Company will:

(i)	conduct the businesses of the Company and its subsidiaries only in the ordinary course, and in accordance with the Company Budget, and with applicable Law;

(ii)	comply in all material respects with the terms of all Contracts of the Company and its subsidiaries;

(iii)	use commercially reasonable best efforts to maintain and preserve intact its and its subsidiaries’ business organizations, assets, properties, rights and goodwill;

(iv)

maintain satisfactory business relationships with suppliers, customers, distributors, contractual counterparties, contractors, employees, Governmental Authorities, Aboriginal Peoples and others having business relationships with it and its subsidiaries; and

(v)

duly and timely file all forms, reports, schedules, statements, and other documents required to be filed pursuant to any applicable Laws or Securities Laws, provided however that the Company shall in any event consult with the Purchaser prior to making any filing required pursuant to applicable Securities Laws or issuing any news releases, providing in such cases the Purchaser with a reasonable opportunity to review and comment on any such filing or news release.

(b)	the Company will immediately notify the Purchaser orally and then promptly notify the Purchaser in writing of any:

(i)	change in any “material fact” or any “material change” (as defined in the Securities Act) in relation to the Company or its subsidiaries;

(ii)	event, circumstance or development that has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

(iii)

notice or other communication from any person alleging that the consent (or waiver, permit, exemption, order, approval, agreement, amendment or confirmation) of such person (or another person) is or may be required in connection with this Agreement or the Arrangement;

(iv)	notice or other communication from any Governmental Authority in connection with this Agreement (and contemporaneously provide a copy of any such written notice or communication to the Purchaser);

(v)

filings, actions suits, claims, investigations or proceedings commenced or, to its knowledge, threatened against, relating to or involving or otherwise affecting the Company and its subsidiaries or its material assets including the Material Properties;

(vi)	breach of this Agreement by the Company; or

(vii)	event occurring after the date of this Agreement that would:

(A)	render a representation or warranty, if made on that date or the Effective Date, untrue or inaccurate such that any of the conditions in Section 7.3(b) would not be satisfied; or

(B)

result in the failure of the Company to comply with or satisfy any covenant, condition or agreement (without giving effect to, applying or taking into consideration any qualification already contained in such covenant, condition or agreement) to be complied with or satisfied prior to the Effective Time;

(c)

the Company will use its commercially reasonable efforts to cause the current insurance (or re-insurance) policies maintained by the Company, including directors’ and officers’ insurance, not to be cancelled or terminated and to prevent any of the coverage thereunder from lapsing, unless at the time of such termination, cancellation or lapse, replacement policies underwritten by insurance or re-insurance companies of nationally recognized standing having comparable deductions and providing coverage comparable to or greater than the coverage under the cancelled, terminated or lapsed policies for substantially similar premiums are in full force and effect, provided, however, that, except as contemplated by Section 4.10(b), the Company will not obtain or renew any insurance (or re-insurance) policy for a term exceeding 12 months, except that renewal steps may be taken in advance of expiry;

(d)	the Company will:

(i)	use commercially reasonable efforts to retain the services of its and its subsidiaries’ existing employees and consultants (including the Company Senior Management) until the Effective Time; and

(ii)	promptly provide written notice to the Purchaser of the resignation or termination of any of the Key Employees or consultants;

(e)	the Company will not, directly or indirectly:

(i)	alter or amend its Charter Documents or the Charter Documents of its subsidiaries;

(ii)

declare, set aside or pay any dividend on or make any distribution or payment or return of capital in respect of the Company Shares (other than dividends, distributions, payments or return of capital made to the Company by any of its subsidiaries);

(iii)	split, divide, consolidate, combine, reclassify, nor undertake any other capital reorganization in respect of the Company Shares or any other securities of the Company or its subsidiaries;

(iv)	reduce the stated capital of the Company Shares or any other securities of the Company or its subsidiaries;

(v)	other than as required by Section 4.1(c) and Section 4.10(b), increase any coverage under any directors’ and officer’s insurance policy;

(vi)

issue, grant, sell, pledge or otherwise encumber, or authorize or approve or agree to issue, grant, sell, pledge or otherwise encumber any Company Shares or other securities of the Company or its subsidiaries, or securities convertible into or exchangeable or exercisable for, or otherwise evidencing a right to acquire, Company Shares or other securities of the Company or its subsidiaries, including but not limited to the issue or award of any Company 2013 Options, Company 2016 Options, Company DSUs, Company RSUs or Company Warrants but excluding issuances of Company Shares pursuant to the exercise of outstanding Company 2013 Options, Company 2016 Options or Company Warrants;

(vii)

redeem, purchase or otherwise acquire (or offer to redeem, purchase or otherwise acquire) any of its outstanding Company Shares or other securities or securities convertible into or exchangeable or exercisable for Company Shares or any such other securities or any shares or other securities of its subsidiaries except according to their terms;

(viii)	amend the terms of any securities of the Company or its subsidiaries, or amend the terms of any outstanding indebtedness of the Company or its subsidiaries;

(ix)	adopt a plan of liquidation or resolution providing for the liquidation or dissolution of the Company or its subsidiaries;

(x)

reorganize, recapitalize, restructure, amalgamate or merge with any other person and will not cause or permit its subsidiaries to reorganize, recapitalize, restructure, amalgamate or merge with any other person;

(xi)	create any subsidiary or enter into any Contracts or other arrangements regarding the control or management of the operations, or the appointment of governing bodies or enter into any Joint Ventures;

(xii)	engage in any transaction with any related parties other than with its wholly-owned subsidiaries in the ordinary course;

(xiii)

make any changes to any of its accounting policies, principles, methods, practices or procedures (including by adopting any new accounting policies, principles, methods, practices or procedures), except as disclosed in the Company Public Disclosure Record, as required by applicable Laws or under U.S. GAAP; or

(xiv)	enter into, modify or terminate any Contract with respect to any of the foregoing;

(f)	the Company will not, and will not cause or permit its subsidiaries to, directly or indirectly, except in connection with this Agreement:

(i)

sell, pledge, lease, surrender, licence, lose the right to use, mortgage, dispose of or encumber any assets or properties of the Company or its subsidiaries, other than inventory or immaterial personal property in the ordinary course of business;

(ii)

other than in the ordinary course, acquire or commit to acquire (by merger, amalgamation, consolidation, arrangement or acquisition of shares or other equity securities or interests or assets or otherwise) any corporation, partnership, association or other business organization or division thereof or any property or assets, or make any investment by the purchase of securities, contribution of capital, property transfer, or purchase of any property or assets of any other person, in each case, directly or indirectly, in one transaction or a series of transactions;

(iii)

other than intercompany loans, advances in the ordinary course of business or draw downs of funds pursuant to the Investec Facility Agreement, not to exceed amounts set out in the Company Budget, incur any indebtedness or create or issue any debt securities, or assume, guarantee, endorse or otherwise become liable or responsible for such obligations or the obligations of any other person, or make any loans or advances (other than intercompany loans or advances in the ordinary course of business);

(iv)

incur or commit to capital expenditures or development expenses unless such capital expenditures or development expenses have been approved prior to the date hereof by the Company Board in the ordinary course of business or are contemplated by the Company Budget.

(v)

enter into any interest rate, currency, equity or commodity swaps, hedges, derivatives, forward sales contracts or similar financial instruments other than in the ordinary course of business consistent with past practice;

(vi)	make any Tax election, information schedule, return or designation, except as required by Law and in a manner consistent with past practice;

(vii)	settle or compromise any Tax claim, assessment, reassessment or liability;

(viii)	file any amended Tax Return;

(ix)	enter into any agreement with a Governmental Authority with respect to Taxes;

(x)	surrender any right to claim a Tax abatement, reduction, deduction, exemption, credit or refund, consent to the extension or waiver of the limitation period applicable to any material Tax matter;

(xi)	amend or change any of its methods or reporting income, deductions or accounting for income Tax purposes except as may be required by Law;

(xii)

pay, discharge or satisfy any claim, liability, indebtedness or obligation prior to the same being due, other than the payment, discharge or satisfaction of the same, in the ordinary course, in accordance with their terms;

(xiii)	voluntarily waive, release, assign, settle or compromise any Proceeding; or

(xiv)

engage in any new business, enterprise or other activity that is inconsistent with the existing businesses of the Company in the manner such existing businesses generally have been carried on or (as disclosed in the Company Public Disclosure Record) planned or proposed to be carried on prior to the date of this Agreement, or authorize any of the foregoing, or enter into or modify any Contract to do any of the foregoing;

(g)	the Company will not, and will not cause or permit its subsidiaries to, directly or indirectly, except in the ordinary course of business:

(i)	terminate, fail to renew, cancel, waive, release, grant or transfer any rights, including:

(A)	any existing contractual rights;

(B)	any Permit; or

(C)	any other legal rights or claims,

in respect of any Material Properties;

(ii)	except in connection with matters otherwise permitted under this Section 4.1:

(A)	enter into any Contract which would be a Material Contract if in existence on the date hereof; or

(B)	terminate, cancel, extend, renew or amend, modify or change any Material Contract;

(iii)	enter into any lease or sublease of real property (whether as a lessor, sublessor, lessee or sublessee);

(iv)	modify, amend or exercise any right to renew any lease or sublease of real property or acquire any interest in real property; or

(v)

enter into any transaction or perform any act which could reasonably be expected to materially impede, prevent or delay, or be inconsistent with, the successful completion of the transactions contemplated herein;

(h)

Neither the Company nor its subsidiaries will, except pursuant to any existing Contracts or employment, pension, supplemental pension, termination or compensation arrangements or policies or plans in effect on the date hereof and as is necessary to comply with applicable Laws:

(i)	grant to any officer, director, employee or consultant of the Company or its subsidiaries an increase in compensation in any form;

(ii)

grant any general salary increase, fee or pay any other compensation to the directors, officers, employees or consultants of the Company and its subsidiaries, other than the payment of salaries, fees and benefits in the ordinary course;

(iii)	take any action with respect to the grant or increase of any severance, change of control, retirement, retention or termination pay;

(iv)	enter into or modify any employment or consulting agreement with any employee, consultant, officer or director of the Company or its subsidiaries;

(v)	terminate the employment or consulting arrangement of any senior management employees (including the Company Senior Management), except for cause or as contemplated in Section 4.9 of this Agreement;

(vi)	increase any benefits payable under its current severance or termination pay policies;

(vii)

adopt or amend or make any contribution to or any award under any bonus, profit sharing, pension, retirement, deferred compensation, insurance, incentive compensation, compensation or other similar plan, agreement, trust, fund or arrangement for the benefit of any director, officer, or employee or any former director, officer, or employee of the Company or its subsidiaries; or

(viii)

take any action to accelerate the time of payment of any compensation or benefits, amend or waive any performance or vesting criteria or accelerate vesting under the Company 2013 Share Incentive Plan, Company 2016 Stock Option Plan or Company DSU Plan, except as contemplated in Sections 2.12, 2.13, 2.14, 2.15 and 2.16 and the Plan of Arrangement;

(i)	the Company will not and will not cause or permit its subsidiaries to make any loan to any officer, director, employee or consultant of the Company or its subsidiaries;

(j)	the Company will not and will not cause or permit its subsidiaries to:

(i)	make an application to amend, terminate, allow to expire or lapse or otherwise modify any of its Permits;

(ii)	take any action or fail to take any action which action or failure to act would:

(A)	result in the loss, expiration or surrender of, or the loss of any benefit; or

(B)	be reasonably be expected to cause any Governmental Authority to institute proceedings for the suspension, revocation or limitation of rights,

under, any Permit necessary to conduct its businesses as now being conducted;

(k)	the Company will not, and will not cause or permit its subsidiaries to, settle or compromise any action, claim or other Proceeding:

(i)	brought against it for damages or providing for the grant of injunctive relief or other non-monetary remedy (“Litigation”); or

(ii)	brought by any present, former or purported holder of its securities,

in connection with the transactions contemplated by this Agreement or the Arrangement;

(l)	the Company will not, and will not cause or permit its subsidiaries to, commence any Litigation, other than Litigation in connection with:

(i)	the collection of accounts receivable;

(ii)	the enforcement of the terms of this Agreement or the Confidentiality Agreement;

(iii)	the enforcement of other obligations of the Purchaser; or

(iv)	Litigation commenced against the Company;

(m)	the Company will not, and will not cause or permit its subsidiaries to, enter into or renew any Contract:

(i)	containing:

(A)

any limitation or restriction on the ability of the Company or its subsidiaries or, following completion of the transactions contemplated hereby, the ability of the Purchaser or any of its affiliates, to engage in any type of activity or business;

(B)

any limitation or restriction on the manner in which, or the localities in which, all or any portion of the business of the Company or its subsidiaries or, following consummation of the transactions contemplated hereby, all or any portion of the business of the Purchaser or any of its affiliates, is or would be conducted; or

(C)	any limit or restriction on the ability of:

(I)	the Company or its subsidiaries; or

(II)	following completion of the transactions contemplated hereby, the ability of the Purchaser or any of its affiliates,

to solicit customers or employees;

or

(ii)	that would reasonably be expected to materially impede, prevent or delay the completion of the Arrangement;

(n)

the Company will not, and will not cause or permit any of its subsidiaries to, take any action which would render, or which reasonably may be expected to render, any representation or warranty made by the Company in this Agreement untrue or inaccurate in any respect at any time prior to the Effective Date if then made;

(o)	immediately prior to the Effective Time, the Company shall ensure that Spinco on a consolidated basis (including Bison and Klondex Canada) shall not have more $1.00 in cash and dore; and

(p)

as is applicable, the Company will not, and will not cause or permit its subsidiaries to, agree, announce, resolve, authorize or commit to do any of the matters to which the negative covenants in Sections 4.1(e) to 4.1(n) inclusive pertain.

4.2 Access to Information

(a)	Subject to compliance with applicable Laws and the terms of any existing Contracts, each Party (the “Providing Party”) will afford to the other Party and its Representatives (the “Accessing Party”), until the earlier of the Effective Time or the termination of this Agreement in accordance with its terms, continuing access to the Company Diligence Information or Purchaser Diligence Information, as applicable, and reasonable access during normal business hours and upon reasonable notice, to the Providing Party’s and its subsidiaries’ businesses, properties, books and records and such other data and information as the Accessing Party may reasonably request, as well as to its management personnel, provided, that:

(i)	such access shall not unduly interfere with the ordinary conduct of the businesses of the Providing Party and its subsidiaries; and

(ii)

other than in circumstances where access thereto or disclosure thereof would not result in the loss of attorney-client privilege, the Providing Party shall not have any obligation in response to a request by the Accessing Party to provide access to or otherwise disclose any information or documents subject to attorney-client privilege.

(b)

Subject to compliance with applicable Laws, the Company will also make available to the Purchaser and its Representatives information requested by the Purchaser for the purposes of preparing, considering and implementing plans for the combined businesses of the Company and the Purchaser and its affiliates following completion of the Arrangement.

(c)

Without limiting the generality of the provisions of the Confidentiality Agreement, the Purchaser and the Company each acknowledge that all information provided to it under this Section 4.2, or otherwise pursuant to this Agreement or in connection with the transactions contemplated hereby, is subject to the Confidentiality Agreement, which will remain in full force and effect in accordance with its terms notwithstanding any other provision of this Agreement or any termination of this Agreement.

(d)

If any provision of this Agreement otherwise conflicts or is inconsistent with any provision of the Confidentiality Agreement, then the provisions of this Agreement will supersede those of the Confidentiality Agreement, but only to the extent of the conflict or inconsistency and all other provisions of the Confidentiality Agreement will remain in full force and effect.

(e)

Investigations made by or on behalf of a Party, whether under this Section 4.2 or otherwise, will not waive, diminish the scope of, or otherwise affect any representation or warranty made by the other Party in this Agreement.

4.3 Covenants of the Company in respect of the Arrangement

(a)

Subject to the terms and conditions of this Agreement, the Company shall and shall cause its subsidiaries to perform all obligations required to be performed by the Company under this Agreement, cooperate with the Purchaser in connection therewith, and use commercially reasonable efforts to do such other acts and things as may be necessary or desirable in order to complete the Arrangement and the other transactions contemplated hereby, including (without limiting the obligations of the Company in Article 2):

(i)	publicly announcing the:

(A)	execution of this Agreement;

(B)	support of the Company Board of the Arrangement (including the voting intentions of each director and officer of the Company referred to in Section 2.5(d)(v));

(C)	recommendation of the Company Board to the Company Shareholders to vote in favour of the Arrangement Resolution; and

(D)	support of each of the Directors and Company Senior Management pursuant to the Support Agreements; and

(ii)	using its commercially reasonable efforts to obtain and maintain all third party or other consents, waivers, permits, exemptions, orders, approvals, agreements, amendments or confirmations that are:

(A)	necessary or advisable under the Material Contracts in connection with the Arrangement; or

(B)	required in order to maintain the Material Contracts in full force and effect following completion of the Arrangement,

in each case, on terms that are reasonably satisfactory to the Purchaser, and without paying, and without committing itself or the Purchaser to pay, any consideration or incur any liability or obligation without the prior written consent of the Purchaser.

(b)

In the event that the Purchaser reasonably concludes that it is necessary or desirable to proceed with another form of transaction (such as a formal take-over bid or amalgamation) whereby the Purchaser or its affiliates would effectively acquire all of the Company Shares within approximately the same time periods and on economic terms and other terms and conditions which are equivalent to or better than those contemplated by this Agreement (an “Alternative Transaction”), the Company agrees to support the completion of such Alternative Transaction in the same manner as the Arrangement and shall otherwise fulfill its covenants contained in this Agreement in respect of such Alternative Transaction. In particular, but without limitation, the Company agrees that the “initial deposit period” in respect of any such Alternative Transaction that is structured as a formal take-over bid shall be the period determined by the Purchaser so long as it is not less than 35 days. In the event of any proposed Alternative Transaction, any reference in this Agreement to the Arrangement shall refer to the Alternative Transaction to the extent applicable, all terms, covenants, representations and warranties of this Agreement shall be and shall be deemed to have been made in the context of the Alternative Transaction and all references to time periods regarding the Arrangement, including the Effective Time, herein shall refer to the date of closing of the transactions contemplated by the Alternative Transaction (as such date may be extended from time to time).

4.4 Covenants of the Purchaser in respect of the Arrangement

Subject to the terms and conditions of this Agreement, the Purchaser will, and will cause Acquireco to, perform all obligations required to be performed by it under this Agreement and the Plan of Arrangement, cooperate with the Company in connection therewith, and use commercially reasonable efforts to do such other acts and things as may be necessary or desirable in order to complete the Arrangement and other transactions contemplated hereby, including:

(a)

cooperating with the Company in connection with, and using its commercially reasonable efforts to assist the Company in obtaining, the waivers, consents and approvals referred to in Section 4.3(a)(ii), provided, however, that, notwithstanding anything to the contrary in this Agreement, in connection with obtaining any waiver, consent or approval from any person (other than a Governmental Authority) with respect to any transaction contemplated by this Agreement, the Purchaser will not be required to pay or commit to pay to such person whose waiver, consent or approval is being solicited any cash or other consideration, make any commitment or incur any liability or other obligation;

(b)	applying for and using commercially reasonable efforts to obtain conditional approval of the listing and posting for trading on the NYSE of the Maximum Purchaser Shares;

(c)

using its commercially reasonable efforts to effect all necessary registrations, filings and submissions of information required by any Governmental Authority from the Purchaser relating to the Arrangement required to be completed prior to the Effective Time; and

(d)	forthwith carrying out the terms of the Interim Order and Final Order to the extent applicable to it and to Acquireco.

4.5 Covenants of Purchaser Regarding Conduct of Business

Purchaser covenants and agrees that, during the period from the date of this Agreement until the earlier of the Effective Time and the time that this Agreement is terminated in accordance with its terms, unless the Company shall otherwise agree in writing, such agreement not to be unreasonably withheld or delayed, or as is otherwise expressly permitted or contemplated by this Agreement,

(a)	the Purchaser will promptly notify the Company orally and then promptly notify the Company in writing of:

(i)	any event, circumstance or development that has had or would reasonably be expected to have, individually or in the aggregate, a Purchaser Material Adverse Effect;

(ii)

any notice or other communication from any person alleging that the consent (or waiver, permit, exemption, order, approval, agreement, amendment or confirmation) of such person (or another person) is or may be required in connection with this Agreement or the Arrangement;

(iii)

any notice or other material communication from any Governmental Authority in connection with this Agreement (and contemporaneously provide a copy of any such written notice or communication to the Company);

(iv)	any breach of this Agreement by the Purchaser or Acquireco; or

(v)	any event occurring after the date of this Agreement that would:

(A)	render a representation or warranty, if made on that date or the Effective Date, untrue or inaccurate such that any of the conditions in Section 7.2(b) would not be satisfied; or

(B)

result in the failure in any material respect of the Purchaser to comply with or satisfy any covenant, condition or agreement (without giving effect to, applying or taking into consideration any qualification already contained in such covenant, condition or agreement) to be complied with or satisfied prior to the Effective Time; and

(b)	the Purchaser shall not, directly or indirectly, do or permit any of the following:

(i)	make any amendment to its Charter Documents that would have a material adverse effect on its ability to consummate the transactions contemplated hereby or change its authorized share capital;

(ii)	split, combine, subdivide or reclassify its capital stock;

(iii)

acquire, by merger, consolidation, acquisition of stock or assets, or otherwise, any business or Person or division thereof or make any loans, advances, or capital contributions to or investments in any Person, in each case that would reasonably be expected to materially prevent, impede, or delay the consummation of the Arrangement or other transactions contemplated by this Agreement;

(iv)	adopt or effect a plan of complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization;

(v)

take any action that is intended to individually or in the aggregate materially prevent, impede or delay the consummation of the Arrangement or the other transactions contemplated by this Agreement, or

(vi)	agree or commit to do any of the foregoing.

4.6 Covenants of Company Regarding Pre-Spinout Reorganization

On the day prior to the Effective Date, provided that the Purchaser has confirmed that all conditions in its favour in Sections 7.1 and 7.3 have been satisfied or waived and the Company has confirmed that all conditions in its favour in Sections 7.2 and 7.3 have been satisfied or waived (except, in each case, any conditions that are not required to have been, or cannot be completed by the day prior to the Effective Date), the Company shall, and shall cause Spinco to, enter into an agreement of purchase and sale substantially in the form attached hereto as Schedule F (the “Spinco Contribution Agreement”), pursuant to which the Company shall agree to transfer the Spinco Property to Spinco on the Effective Date pursuant to and in accordance with the Plan of Arrangement in consideration for the issuance by Spinco to the Company of the Distribution Spinco Shares.

4.7 Mutual Covenants

Each of the Parties covenants and agrees that, subject to the terms and conditions of this Agreement, until the earlier of the Effective Time and the time that this Agreement is terminated in accordance with its terms, it will:

(a)

use commercially reasonable efforts to satisfy (or cause the satisfaction of) the conditions precedent to its obligations hereunder as set forth in Article 7 to the extent the same is within its control;

(b)

use commercially reasonable efforts to take, or cause to be taken, all other action and to do, or cause to be done, all other things necessary and commercially reasonable to permit the completion of the Arrangement in accordance with its obligations under this Agreement, the Plan of Arrangement and applicable Laws and cooperate with the other Parties in connection therewith, including using commercially reasonable efforts to:

(i)	obtain all Regulatory Approvals required to be obtained by it;

(ii)

effect or cause to be effected all necessary registrations, filings and submissions of information requested by Governmental Authorities required to be effected by it in connection with the Arrangement;

(iii)

oppose, lift or rescind any injunction or restraining order against it or other order or action against it seeking to stop, or otherwise adversely affecting its ability to make and complete, the Arrangement;

(iv)

defend all lawsuits or other legal, regulatory or other proceedings against the other Party or its directors or officers challenging or affecting this Agreement or the completion of the Arrangement; and

(v)	cooperate with the other Party in connection with the performance by it of its obligations hereunder;

(c)

use commercially reasonable efforts to not take or cause to be taken any action which is inconsistent with this Agreement or which would reasonably be expected to materially impede, prevent or delay the completion of the Arrangement; and

(d)

use commercially reasonable efforts to execute and do all acts, further deeds, things and assurances as may be required in the reasonable opinion of the other Party’s legal counsel to permit the completion of the Arrangement.

4.8 Covenants Related to Regulatory Approvals

With respect to obtaining all Regulatory Approvals required for the completion of the Arrangement, subject to the terms and conditions of this Agreement and until the earlier of the Effective Time and the time that this Agreement is terminated in accordance with its terms, each Party, as applicable to that Party, covenants and agrees to:

(a)

use reasonable best efforts to prepare and make, as promptly as practicable but in no event later than twenty (20) Business Days after the date hereof, all necessary registrations and filings with the appropriate Governmental Authorities, including a notification with respect to the Arrangement pursuant to the HSR Act and any notification required pursuant to any other applicable foreign antitrust or competition laws or regulations (indicating with each such notification and filing a request for early termination or acceleration of any applicable waiting period), supply all information requested by Governmental Authorities in connection with the HSR Act notification and any other applicable foreign antitrust or competition laws or regulations and will consider in good faith the views of the other party in responding to any such request.

(b)

as regards any proposed substantive applications, notices, filings, submissions, undertakings, correspondence and communications (including those described in Section 4.8(a) above and responses to requests for information and inquiries from any Governmental Authority) in respect of obtaining or concluding all required Regulatory Approvals:

(i)	provide the other Party with drafts thereof in advance;

(ii)	permit the other Party a reasonable opportunity to review in advance and comment thereon;

(iii)	agree to consider those comments in good faith; and

(iv)	provide the other Party with final copies thereof,

provided that any competitively sensitive information included therein may be provided on an “external counsel only” basis;

(c)	keep the other Party reasonably informed, on a timely basis, of the status of discussions relating to obtaining or concluding the required Regulatory Approvals sought by such Party;

(d)

for greater certainty, notwithstanding anything contrary in this Section 4.8, in no event will Purchaser be obligated to propose or agree to accept any undertaking or condition, to enter into any consent agreement, to make any divestiture, to accept any operational restriction, or take any other action.

(e)	each of the Purchaser and the Company will share equally and pay the filing fees associated with obtaining any approvals required under the HSR Act.

4.9 Resignations of Board and Senior Management

(a)

Prior to the Effective Time, the Company shall use commercially reasonable efforts to cause, and it shall cause any of its subsidiaries to use commercially reasonable efforts to cause, all directors of the Company and its subsidiaries to provide resignations on the Effective Date, which resignations shall become effective immediately following the acquisition by the Purchaser of all of the issued and outstanding shares in the capital of the Company pursuant to the Plan of Arrangement.

(b)

The Company will provide releases from liability to such individuals as at the Effective Time in form and substance satisfactory to the Company and the Purchaser, each acting reasonably, in exchange for the execution of full and final releases of the Company and its subsidiaries from all liability and obligations in favour of the Company (excluding any indemnification obligations set out in Section 4.10) and in form and substance satisfactory to the Purchaser, acting reasonably.

(c)	Prior to the Effective Time, the Company shall use commercially reasonable efforts to cause, and it shall cause any of its subsidiaries to use commercially reasonable efforts to either:

(i)

cause those of the executive officers of the Company and its subsidiaries listed in Schedule 4.9(c) of the Company Disclosure Letter as may be identified by the Purchaser to the Company in writing to provide resignations; or

(ii)	terminate the employment of such executive officers effective as at the Effective Time,

in exchange for the payments, if any, set forth in Schedule 4.9(c) of the Company Disclosure Letter.

(d)

The Company will provide releases from liability to such resigned or terminated executive officers as at the Effective Time in form and substance satisfactory to the Company and the Purchaser, acting reasonably, in exchange for the execution of full and final releases, by the executive officers in favour of the Company and its subsidiaries, from all liability and obligations (excluding any indemnification obligations set out in Section 4.10) and in form and substance satisfactory to the Purchaser, acting reasonably.

(e)

From and after the Effective Time the Purchaser shall honour and comply with, or cause the Company, its subsidiaries and any successor to the Company (including any Surviving Company) to honour and comply with the terms of all of the severance payment obligations of the Company or its subsidiaries under the existing employment, consulting, change of control and severance agreements of the Company or its subsidiaries properly disclosed to the Purchaser in Schedule 1.4(b)(iv) of the Company Disclosure Letter.

4.10 Indemnification and Insurance

(a)

The Parties agree that all rights to indemnification existing in favour of the present and former directors and officers of the Company (each such present or former director or officer of the Company being herein referred to as an “Indemnified Party” and such persons collectively being referred to as the “Indemnified Parties”) as provided by contracts or agreements to which the Company is a party and in effect as of the date hereof, copies of which are included in the Company Diligence Information, will:

(i)	survive, and continue in full force and effect following, the completion of the transaction contemplated by this Agreement; and

(ii)	shall not be modified by such completion,

and from and after the Effective Time the Purchaser shall, and shall cause the Company and any successor to the Company (including any Surviving Company) to continue to honour such rights of indemnification and indemnify the Indemnified Parties pursuant thereto, with respect to actions or omissions of the Indemnified Parties occurring prior to the Effective Time, for six years following the Effective Date.

(b)

Prior to the Effective Time, notwithstanding any other provision hereof, the Company may purchase prepaid non-cancellable run-off directors’ and officers’ liability insurance providing coverage for a period of six years from the Effective Date with respect to claims arising from or related to facts or events which occur on or prior to the Effective Date, provided that the total cost of such run-off directors’ and officers’ liability insurance shall not exceed 200% of the current annual aggregate premium for directors’ and officers’ liability insurance currently maintained by the Company and its subsidiaries, as disclosed to the Purchaser before the date of this Agreement.

4.11 Pre-Acquisition Reorganization

(a)

The Purchaser and Acquireco agree that, prior to the Effective Date, the Company and its affiliates shall be entitled to enter into the transactions outlined in Schedule G (the “Permitted Company Pre-Closing Transactions”), together with such modifications thereto as the Company and Purchaser, acting reasonably, agree to in writing.

(b)	The Company agrees that, in addition to the Permitted Company Pre-Closing Transactions and the transaction contemplated in Section 4.6, the Company shall, upon request of the Purchaser:

(i)

perform such additional reorganizations of its corporate structure, capital structure, business, operations and assets or such other transactions as the Purchaser may request, acting reasonably (each a “Pre-Acquisition Reorganization”), and

(ii)

cooperate with the Purchaser and its advisors to determine the nature of any Pre-Acquisition Reorganization that might be undertaken and the manner in which such Pre-Acquisition Reorganization would be most effectively be undertaken.

(c)	The Purchaser must provide written notice to the Company of any proposed Pre-Acquisition Reorganization at least ten (10) Business Days prior to the Effective Date. Upon receipt of such notice,

the Company and the Purchaser shall work cooperatively and use their best efforts to prepare prior to the Effective Time all documentation necessary and do such other acts and things as are necessary to give effect to such Pre-Acquisition Reorganization, and shall seek to have any such Pre-Acquisition Reorganization made effective as of the last moment of the Business Day ending immediately prior to the Effective Date.

(d)

The Purchaser agrees that it will be responsible for all costs and expenses (including any professional fees and expenses) associated with any Pre-Acquisition Reorganization to be carried out at its request and shall indemnify and save harmless the Company and its affiliates from and against any and all liabilities, losses, damages, claims, costs, taxes, expenses, interest awards, judgements and penalties suffered or incurred by any of them in connection with or as a result of any such Pre-Acquisition Reorganization if after participating in any Pre-Acquisition Reorganization the Arrangement is not completed other than due to a breach by the Company of the terms and conditions of this Agreement.

(e)	The Purchaser acknowledges and agrees that the Pre-Acquisition Reorganization shall not:

(i)	materially impede, prevent or delay completion of the Arrangement;

(ii)	in the opinion of the Company, acting reasonably, prejudice the Company Shareholders in any respect;

(iii)	require the Company to obtain the approval of the Company Shareholders or contravene any applicable Laws, the Company’s Constating Documents or any Material Contract;

(iv)	unreasonably interfere in any material operations of the Company or its subsidiaries prior to the Effective Time;

(v)

be considered in determining whether a representation, warranty or covenant of the Company hereunder has been breached, it being acknowledged by the Purchaser that actions taken pursuant to any Pre-Acquisition Reorganization could require the consent of third parties under applicable Material Contracts;

(vi)	require the Company or any subsidiary to contravene any Laws, their respective organizational documents or any Material Contract; or

(vii)

result in any Taxes being imposed on, or any adverse Tax or other consequences to, any securityholder of the Company incrementally greater than the Taxes or other consequences to such party in connection with the consummation of the Arrangement in the absence of any Pre-Acquisition Reorganization.

4.12 Control of Business.

Nothing in this Agreement shall give either Party, directly or indirectly, the right to control or direct the operations of the other Party prior to the Effective Time. Prior to the Effective Time, each Party shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its and each of its subsidiaries’ respective operations.

4.13 Change of Name.

As soon as practicable after the Effective Time Spinco and any of its subsidiaries shall cause their respective corporate names to be changed to remove the word “Klondex” as a constituent element of such corporate names.

4.14 Operations.

The Company shall take all commercially reasonable actions requested by Purchaser regarding certain matters set forth in Schedule 4.14 of the Company Disclosure Letter.

4.15 Employee Matters.

From and after the Effective Time, the Purchaser shall honour and perform, or cause the Company and any Surviving Company to honour and perform, all of the obligations of the Company and any of its subsidiaries under duly executed and delivered written employment and other agreements and the Company Employee Plans with current or former Company Employees, in each case properly disclosed to the Purchaser in Schedule 4.15 of the Company Disclosure Letter.

4.16 Investec Facility Agreement.

Prior to the Effective Time, the Purchaser shall have made arrangements to pay to Investec all funds properly owed to Investec and its affiliates by the Company and its subsidiaries pursuant to the Investec Facility Agreement and all security interests granted by the Company and its subsidiaries pursuant to, or arising from, the Investec Facility Agreement shall be discharged and the security interests on the Spinco Property pursuant to or arising from the Investec Facility Agreement will be discharged on or prior to the Effective Date.

ARTICLE 5

ADDITIONAL AGREEMENTS

5.1 Acquisition Proposals

(a)

Except permitted in this Article 5, from and after the date of this Agreement and until the earlier of the Effective Time or the date, if any, on which this Agreement is terminated pursuant to Section 6.1, the Company and its subsidiaries shall not, directly or indirectly, through any of their Representatives or otherwise, and shall not permit any such person to:

(i)

make, initiate, solicit or encourage (including by way of furnishing or affording access to information or any site visit), or otherwise take any other action that facilitates, directly or indirectly, any inquiry, proposal or offer that constitutes, or that could reasonably be expected to lead to, an Acquisition Proposal;

(ii)

enter into or otherwise engage or participate in any discussions or negotiations with, furnish information to, or otherwise co-operate in any way with, any person (other than the Purchaser and its subsidiaries) regarding an Acquisition Proposal or any inquiry, proposal or offer that could reasonably be expected to lead to an Acquisition Proposal provided, however, that the Company or its Representatives may communicate with such person for the sole purpose of advising such person that the terms of such Acquisition Proposal do not constitute or are not reasonably likely to result in a Superior Proposal;

(iii)

take no position or remain neutral with respect to, or agree to, accept, approve, endorse or recommend, or propose publicly to agree to accept, approve, endorse or recommend any Acquisition Proposal (it being understood that publicly taking no position or a neutral position with respect to an Acquisition Proposal for a period exceeding three Business Days after such Acquisition Proposal has been publicly announced shall be deemed to constitute a violation of this Section 5.1(a)(iii));

(iv)	make or propose publicly to make a Change of Recommendation;

(v)

accept, enter into, or propose publicly to accept or enter into, any agreement, understanding or arrangement effecting or related to any Acquisition Proposal or potential Acquisition Proposal (other than an Acceptable Confidentiality Agreement permitted by and in accordance with Section 5.1(e)); or

(vi)	make any public announcement or take any other action inconsistent with the approval, recommendation or declaration of advisability of the Company Board of the transactions contemplated hereby.

(b)

The Company and its Representatives will, and will cause its subsidiaries and their Representatives to, immediately cease and terminate, and cause to be terminated, any solicitation, encouragement, discussion or negotiations with any person (other than the Purchaser and its Representatives) with respect to any Acquisition Proposal or inquiry, proposal or offer that could reasonably be expected to lead to an Acquisition Proposal and, in connection therewith, the Company will:

(i)	immediately discontinue access of any such person to any confidential information concerning the Company and its subsidiaries, including access to any data room, virtual or otherwise; and

(ii)

within two Business Days after the date hereof, to the extent such information has not previously been returned or destroyed, promptly request, and exercise all rights it has to require, the return or destruction of all copies of any confidential information regarding the Company and its subsidiaries provided to any person other than the Purchaser and its Representatives and the return or destruction of all material including or incorporating or otherwise reflecting such confidential information regarding the Company or its subsidiaries, using commercially reasonable efforts to ensure that such requests are fully complied with in accordance with the terms of such rights.

(c)

The Company represents and warrants that since January 1, 2016, neither the Company nor any of its subsidiaries has waived any confidentiality, standstill or similar agreement or restriction to which the Company or any subsidiary is a party and further covenants and agrees:

(i)

not to release (or allow any of its subsidiaries to release) any person from, grant any permission under or terminate, modify, amend or waive the terms of, any confidentiality agreement or standstill agreement or standstill or similar provisions in any such confidentiality agreement (it being acknowledged and agreed that the automatic termination of any standstill provisions of any such agreement as the result of the entering into an announcement of this Agreement shall not be a violation of this Section 5.1(c)); and

(ii)

to, and to cause each of its subsidiaries to, take all necessary action to enforce on a timely basis each confidentiality, standstill or similar agreement or restriction to which the Company or any subsidiary is a party.

(d)	The Company will:

(i)	promptly (and, in any event, within 24 hours) notify the Purchaser, at first orally and thereafter in writing, of:

(A)	any Acquisition Proposal (whether or not in writing);

(B)

any inquiry, proposal, offer or request (or any amendment or supplement thereto), whether or not in writing, relating to an Acquisition Proposal or any request for discussions or negotiations or other communications relating to or that could reasonably be expected to lead to an Acquisition Proposal; and

(C)	any request received by the Company or any of its subsidiaries or any of their Representatives for:

(I)	non-public information relating to the Company (or any of its subsidiaries); or

(II)	access to properties, books, records or the provision of a list of securityholders of the Company (or any of its subsidiaries) by any person,

in connection with, or that could reasonably be expected to result in, an Acquisition Proposal;

(ii)	include in the written notification contemplated in Section 5.1(d)(i):

(A)	a copy of the Acquisition Proposal, inquiry, proposal, offer or request and any amendments thereto;

(B)	a description of its material terms and conditions;

(C)	the identity of all persons making such Acquisition Proposal, inquiry, proposal, offer or request; and

(D)	details of all related communications;

(iii)	promptly provide to the Purchaser such other information concerning such Acquisition Proposal, inquiry, proposal, offer or request as the Purchaser may reasonably request; and

(iv)	promptly and fully inform the Purchaser of the status and details (including all amendments, changes or other modifications) of any such Acquisition Proposal, inquiry, proposal, offer or request.

(e)

Notwithstanding anything to the contrary contained in Section 5.1(a), if the Company receives a bona fide written Acquisition Proposal from any person after the date hereof and prior to the Company Meeting that did not result from a breach of this Section 5.1, and subject to the Company’s compliance with Section 5.1(d), the Company and its Representatives may contact such person solely to clarify the terms and conditions of such Acquisition Proposal so as to determine whether such Acquisition Proposal is, or could reasonably be expected to lead to, a Superior Proposal, furnish information with respect to it to such person pursuant to an Acceptable Confidentiality Agreement, allow such person a single ten (10) calendar day period to conduct a due diligence investigation of the Company and participate in discussions or negotiations regarding such Acquisition Proposal, if and only if:

(i)

prior to any such contacting, furnishing or participation described above, the Company Board determines, in good faith, after consultation with its financial advisors and outside legal counsel, that such Acquisition Proposal is or is reasonably likely to result in a Superior Proposal;

(ii)

such person was not restricted from making such Acquisition Proposal pursuant to an existing confidentiality agreement, standstill, permitted use, business purpose or similar restriction with the Company or any of its subsidiaries or Representatives;

(iii)	the Company has been, and continues to be, in compliance with its obligations under this Article 5; and

(iv)	prior to or concurrently with providing any such copies, access, or disclosure, the Company:

(A)	enters into and provides a copy of an Acceptable Confidentiality Agreement to the Purchaser promptly (and in any event within 24 hours thereafter) upon its execution; and

(B)

contemporaneously provides to the Purchaser a list of and access to all information concerning the Company that is provided to such person which was not already provided to the Purchaser or its Representatives.

(f)

If the Company receives a bona fide Acquisition Proposal that is a Superior Proposal from any person after the date hereof and prior to the Company Meeting, then the Company Board may, prior to the Company Meeting, withdraw, modify, qualify or change in a manner adverse to the Purchaser its approval or recommendation of the Arrangement and/or approve or recommend such Superior Proposal and/or enter into an Acquisition Agreement with respect to such Superior Proposal if and only if:

(i)

the person making the Superior Proposal was not restricted from making such Superior Proposal pursuant to an existing confidentiality, standstill, use, business purpose or similar restriction with the Company or any of its subsidiaries;

(ii)

the Company did not breach any provision of this Section 5.1 in connection with the preparation or making of such Acquisition Proposal and the Company has been and continues to be in compliance with this Section 5.1;

(iii)	the Company has given written notice to the Purchaser:

(A)	that it has received such Superior Proposal and that the Company Board has determined that:

(I)	such Acquisition Proposal constitutes a Superior Proposal; and

(II)	the Company Board intends to:

(1)

withdraw, modify, qualify or change in a manner adverse to the Purchaser its approval or recommendation of the Arrangement (including the recommendation that the Company Shareholders vote in favour of the Arrangement Resolution); and/or

(2)	enter into an Acquisition Agreement with respect to such Superior Proposal,

in each case, promptly following the making of such determination;

and

(B)

from the Company Board regarding the value and financial terms that the Company Board, in consultation with its financial advisors, has determined should be ascribed to any non-cash consideration offered under any such Acquisition Proposal, it being acknowledged and agreed that the financial value ascribed by the Board to such non-cash consideration shall be expressed as a single value and not a range of values;

(iv)	the Company has provided the Purchaser with:

(A)	a copy of the proposed Acquisition Agreement; and

(B)	all supporting materials, including any financing documents supplied to the Company in connection therewith;

(v)	a period of at least five full Business Days (such period being the “Superior Proposal Notice Period”) has elapsed from the later of:

(A)	the date the Purchaser received the notice from the Company referred to in Section 5.1(d)(i); and

(B)	the date on which the Purchaser received the materials set out in Section 5.1(d)(ii);

(vi)

during any Superior Proposal Notice Period, the Purchaser has been provided with the right to propose to amend the terms of this Agreement and the Arrangement in order for such Acquisition Proposal to cease to be a Superior Proposal;

(vii)

after the Superior Proposal Notice Period, the Company Board has determined, after consultation with its outside legal counsel and financial advisors, and otherwise in accordance with Section 5.1(g), and advised the Purchaser in writing that:

(A)	such Acquisition Proposal remains a Superior Proposal compared to the Arrangement as proposed to be amended by the Purchaser; and

(B)	the failure by the Company Board to recommend that the Company enter into the Acquisition Agreement with respect to such Superior Proposal would be inconsistent with its fiduciary duties;

(viii)	the Company concurrently terminates this Agreement pursuant to Section 6.1(d)(i); and

(ix)	the Company has previously, or concurrently has, paid to the Purchaser the Company Termination Fee.

(g)	During the Superior Proposal Notice Period:

(i)

the Company Board will review promptly, diligently and in good faith any offer made by the Purchaser to amend the terms of this Agreement and the Arrangement in order to determine, in consultation with its financial advisors and outside legal counsel, whether the proposed amendments would, upon acceptance, result in the Acquisition Proposal previously constituting a Superior Proposal ceasing to be a Superior Proposal;

(ii)	subject to the Company’s disclosure obligations under applicable Securities Laws:

(A)	the fact of the making of; and

(B)	each of the terms of, any such proposed amendments,

shall be kept strictly confidential and shall not be disclosed to any person (including without limitation, the person having made the Superior Proposal), other than the Company’s Representatives, without the Purchaser’s prior written consent;

(iii)	if the Company Board determines that such Acquisition Proposal would cease to be a Superior Proposal as a result of the amendments proposed by the Purchaser, then the Company will:

(A)	forthwith so advise the Purchaser; and

(B)	promptly thereafter accept the offer by the Purchaser to amend the terms of this Agreement, and the Arrangement,

and the Parties agree to take such actions and execute such documents as are necessary to give effect to the foregoing; and

(iv)	if the Company Board:

(A)	continues to believe in good faith, after consultation with its financial advisors and outside legal counsel, that such Acquisition Proposal remains a Superior Proposal; and

(B)	therefore rejects the Purchaser’s offer to amend this Agreement and the Arrangement, if any,

then the Company may, subject to compliance with the other provisions hereof, terminate this Agreement, in accordance with Section 6.1(d)(i), and enter into an Acquisition Agreement in respect of such Superior Proposal.

(h)	Each successive modification of any Superior Proposal shall:

(i)	constitute a new Superior Proposal for the purposes of Section 5.1(h); and

(ii)	require a new five full Business Day Superior Proposal Notice Period from the later of:

(A)	the date on which the Purchaser received the notice from the Company referred to in Section 5.1(d)(i); and

(B)	the date on which the Purchaser received the materials set out in Section 5.1(d)(ii).

(i)	The Company Board shall reaffirm its recommendation in favour of the Arrangement by news release promptly after:

(i)	the Company Board has determined that any Acquisition Proposal is not a Superior Proposal, if the Acquisition Proposal has been publicly announced or made; or

(ii)

the Company Board makes the determination referred to in Section 5.1(g) that an Acquisition Proposal that has been publicly announced or made and which previously constituted a Superior Proposal has ceased to be a Superior Proposal, and the Company shall provide the Purchaser and its outside legal counsel a reasonable opportunity to review and comment on the form and content of any such news release and give reasonable consideration to all amendments to such news release requested by the Purchaser and its counsel, such news release to state that the Company Board has determined that such Acquisition Proposal is not a Superior Proposal.

(j)	The Company and/or any of its subsidiaries will not become a party to any Contract with any person subsequent to the date hereof that limits or prohibits the Company from providing:

(i)	or making available to the Purchaser and its affiliates and Representatives any information provided or made available to such person or its officers, directors, employees, consultants,

advisors, agents or other representatives (including solicitors, accountants, investment bankers and financial advisors) pursuant to any confidentiality agreement described in this Section 5.1; or

(ii)	the Purchaser and its affiliates and Representatives with any other information required to be given to it by the Company under this Section 5.1.

(k)	Notwithstanding any of the provisions of this Section 5.1:

(i)

the Company Board has the right to respond, within the time and in the manner required by applicable Securities Laws, to any take-over bid made for the Company Shares that it determines is not a Superior Proposal, provided that:

(A)	the Directors, acting in good faith and upon the advice of outside legal counsel, shall have first determined that the failure to so respond would result in a breach of applicable Securities Laws;

(B)	the Purchaser and its counsel has been provided with a reasonable opportunity to review and comment on any such response and the Company Board shall give reasonable consideration to such comments; and

(C)

notwithstanding that the Company Board may be permitted to respond in the manner set out herein to an Acquisition Proposal, the Company Board shall not be permitted to withdraw, modify, change or qualify its approval or recommendation to vote in favour of the Arrangement Resolution in any manner adverse to the Purchaser or to make any disclosure that is inconsistent with such approval and recommendation except in accordance with the terms of Section 5.1(g) or 5.1(k)(ii); and

(ii)	prior to the Company Meeting, the Company and the Company Board shall not be prohibited from making a Change in Recommendation if:

(A)	a Purchaser Material Adverse Effect has occurred and is continuing; and

(B)

the Company Board has reasonably determined in good faith after consultation with the Company’s outside legal counsel that the failure to do so would be inconsistent with the duties of the members of the Company Board under applicable Law.

(l)

Any violation of the restrictions set forth in this Article 5 by the Company’s Representatives, the Company’s subsidiaries and/or the Company’s subsidiaries’ Representatives shall be deemed a breach of this Article 5 by the Company and the Company shall ensure that its subsidiaries and the Company and each of their respective Representatives are aware of the provisions of this Section 5.1.

(m)	Nothing in this Article 5 shall limit in any way the obligation of the Company to convene and hold the Company Meeting in accordance with this Agreement while this Agreement remains in force.

5.2 Company Termination Fee and Expense Reimbursement

(a)	“Company Termination Fee Event” means any of the following events:

(i)	this Agreement shall have been terminated by the Company or the Purchaser pursuant to Section 6.1(b)(i) [Occurrence of Outside Date] or Section 6.1(b)(ii) [Arrangement Resolution Not Approved], and:

(A)	prior to such termination, either:

(I)

an Acquisition Proposal is made, publicly announced or otherwise publicly disclosed by any person (other than the Purchaser or any of its affiliates) and was not withdrawn before the Company Meeting; or

(II)	any person (other than the Purchaser or any of its affiliates) shall have publicly announced and not withdrawn an intention to make an Acquisition Proposal;

and

(B)	within 365 days following the date of such termination:

(I)	an Acquisition Proposal (whether or not such Acquisition Proposal is the same Acquisition Proposal referred to in Section 5.2(a)(i)(A) above) is consummated; or

(II)

the Company or one or more of its subsidiaries, directly or indirectly, in one or more transactions, enters into a contract in respect of an Acquisition Proposal (whether or not such Acquisition Proposal is the same Acquisition Proposal referred to in Section 5.2(a)(i)(A) above) and such Acquisition Proposal is subsequently consummated at any time thereafter, provided, however, that for the purposes of this Section 5.2(a)(i) all references to “20% or more” in the definition of Acquisition Proposal shall be changed to “50% or more”;

(ii)

this Agreement shall have been terminated by the Purchaser pursuant to Section 6.1(c)(i) [Change of Recommendation], other than a Change in Recommendation pursuant to Sections 5.1(g) or 5.1(k)(ii) due to the occurrence of a Purchaser Material Adverse Effect;

(iii)	this Agreement shall have been terminated by the Purchaser pursuant to Section 6.1(c)(ii) [Withdrawal of Recommendation];

(iv)	this Agreement shall have been terminated by the Purchaser pursuant to Section 6.1(c)(iii) [Endorsement of Acquisition Proposal];

(v)	this Agreement shall have been terminated by the Company pursuant to Section 6.1(d)(i) [Superior Proposal].

(b)

“Expense Reimbursement Event” means the event of this Agreement being terminated by the Purchaser pursuant to Section 6.1(c)(v) [Breach of Representations and Warranties] and Section 7.3(b) as a result of actions of the Company.

(c)	In the case of the occurrence of a Company Termination Fee Event referred to in:

(i)	Section 5.2(a)(i), on or prior to the earlier of:

(A)	completion of; or

(B)	entry into,

an Acquisition Agreement in respect of the applicable Acquisition Proposal;

(ii)	Section 5.2(a)(ii), 5.2(a)(iii) or 5.2(a)(iv) within one Business Day following termination of this Agreement; or

(iii)	Section 5.2(a)(v), prior to or concurrent with termination of this Agreement,

the Company shall pay to the Purchaser a termination fee of $21 million (the “Company Termination Fee”) by wire transfer in immediately available funds to an account specified by the Purchaser.

(d)

In the case of the occurrence of the Expense Reimbursement Event the Company shall timely reimburse the Purchaser for the Purchaser’s reasonable and documented out-of-pocket expenses incurred in connection with the transactions contemplated by this Agreement, including all legal, accounting, taxation, technical and engineering and investment banking fees and disbursements by wire transfer in immediately available fund to an account specified by the Purchaser. The Purchaser hereby acknowledges that in the event the Company Termination Fee is paid by the Company in accordance with this Section 5.2, this Section 5.2(d) shall not apply and no expenses, fees, costs or disbursements shall be reimbursed by the Company.

(e)

Each Party acknowledges that all of the payment amounts set out in this Section 5.2 are payments in consideration for the disposition of the Purchaser’s rights under this Agreement and represent liquidated damages which are a genuine pre-estimate of the damages which the Purchaser will suffer or incur as a result of the event giving rise to such payment and the resultant termination of this Agreement and are not penalties and the Company irrevocably waives any right that it may have to raise as a defence that any such liquidated damages are excessive or punitive.

(f)

The Parties agree that the payment of an amount pursuant to this Section 5.2 in the manner provided herein is the sole and exclusive remedy of the Purchaser in respect of the event giving rise to such payment, provided, however, that:

(i)

nothing contained in this Section 5.2, and no payment of any such amount, shall relieve or have the effect of relieving the Company in any way from liability for damages incurred or suffered by the Purchaser as a result of an intentional or wilful breach of this Agreement, including the intentional or wilful making of a misrepresentation in this Agreement; and

(ii)	nothing contained in this Section 5.2 shall preclude the Purchaser from seeking:

(A)	injunctive relief in accordance with Section 8.15 to restrain the breach or threatened breach of the covenants or agreements set forth in this Agreement or the Confidentiality Agreement; or

(B)

specific performance of any of the acts, covenants or agreements set forth in this Agreement or the Confidentiality Agreement, without the necessity of posting a bond or security in connection therewith.

5.3 Purchaser Termination Fee

(a)	“Purchaser Termination Fee Event” means this Agreement shall have been terminated by the Purchaser pursuant to Section 6.1(c)(vii).

(b)

In the case of an occurrence of a Purchaser Termination Fee Event, the Purchaser shall pay to the Company a termination fee of $21 million (the “Purchaser Termination Fee”) by wire transfer in immediately available funds to an account specified by the Company.

(c)

Each Party acknowledges that the payment amount set out in this Section 5.3 is payment in consideration for the disposition of the Company’s rights under this Agreement and represents liquidated damages which are a genuine pre-estimate of the damages which the Company will suffer or incur as a result of the event giving rise to such payment and the resultant termination of this Agreement and is not a penalty and the Purchaser irrevocably waives any right that it may have to raise as a defence that any such liquidated damages are excessive or punitive.

(d)

The Parties agree that any payment pursuant to this Section 5.3 in the manner provided herein is the sole and exclusive remedy of the Company in respect of the event giving rise to such payment, provided, however, that:

(i)

nothing contained in this Section 5.3, and no payment of any such amount, shall relieve or have the effect of relieving the Purchaser in any way from liability for damages incurred or suffered by the Company as a result of an intentional or wilful breach of this Agreement, including the intentional or wilful making of a misrepresentation in this Agreement; and

(ii)	nothing contained in this Section 5.3 shall preclude the Company from seeking:

(A)	injunctive relief in accordance with Section 8.15 to restrain the breach or threatened breach of the covenants or agreements set forth in this Agreement or the Confidentiality Agreement; or

(B)

specific performance of any of the acts, covenants or agreements set forth in this Agreement or the Confidentiality Agreement, without the necessity of posting a bond or security in connection therewith.

5.4 Other Expenses

Each Party will pay:

(a)

its respective legal and accounting costs, fees and expenses incurred in connection with the preparation, execution and delivery of this Agreement and all documents and instruments executed pursuant to this Agreement; and

(b)	any other costs, fees and expenses whatsoever and howsoever incurred;

and will indemnify and save harmless the other Party from and against any claim for any broker’s, finder’s or placement fee or commission alleged to have been incurred as a result of any action by it in connection with the transactions hereunder.

ARTICLE 6

TERMINATION

6.1 Termination

(a)	Termination by Mutual Consent. This Agreement may be terminated at any time prior to the Effective Time by mutual written consent of the Company and the Purchaser.

(b)	Termination by Either the Company or the Purchaser. This Agreement may be terminated by either the Company or the Purchaser at any time prior to the Effective Time, if:

(i)

the Effective Time does not occur on or before the Outside Date, provided that the right to terminate this Agreement under this Section 6.1(b)(i) shall not be available to any Party whose failure to fulfil any of its covenants or obligations or breach of any of its representations and warranties under this Agreement has been a principal cause of, or resulted in, the failure of the Effective Time to occur by such date;

(ii)	the Company Meeting is held and the Arrangement Resolution is not approved by the Affected Securityholders in accordance with applicable Laws and the Interim Order; or

(iii)

any Law is enacted, made, enforced or amended, as applicable, that makes the completion of the Arrangement or the transactions contemplated by this Agreement illegal or otherwise prohibited, and such Law has become final and non-appealable, provided that the right to terminate this Agreement under this Section 6.1(b)(iii) shall not be available to any Party unless such Party has used its commercially reasonable efforts to, as applicable, appeal or overturn such Law or otherwise have it lifted or rendered non-applicable in respect of the Arrangement.

(c)	Termination by the Purchaser. This Agreement may be terminated by the Purchaser at any time prior to the Effective Time, if:

(i)	the Company Board or any committee thereof:

(A)	fails to publicly make a recommendation that Company Shareholders vote in favour of the Arrangement Resolution as contemplated in Section 2.5(d)(iii), Section 2.6(e) and Section 5.1(i); or

(B)

fails to reaffirm its recommendation that the Company Shareholders vote in favour of the Arrangement Resolution by the third Business Day following receipt of a request by the Purchaser to do so (and if the Company Meeting is scheduled to occur within such three Business Day period, then prior to the third Business Day prior to the date of the Company Meeting) (each of the foregoing a “Change of Recommendation”);

(ii)	the Company or the Company Board or any committee thereof:

(A)	withdraws, modifies, qualifies or changes, in a manner adverse to the Purchaser, its approval or recommendation of the Arrangement; or

(B)	endorses or recommends any Acquisition Proposal; or

(C)

takes no position or remains neutral with respect to any publicly announced or otherwise publicly disclosed Acquisition Proposal for a period exceeding three Business Days (or, if the Company Meeting is scheduled to occur within such three Business Day period, then for a period beyond the third Business Day prior to the date of the Company Meeting);

(iii)	the Company and/or the Company Board:

(A)	accepts, approves, endorses or recommends any Acquisition Proposal; or

(B)	publicly proposes or announces its intention to do any of the foregoing;

(iv)	the Company:

(A)	enters into an Acquisition Agreement in respect of any Acquisition Proposal (other than an Acceptable Confidentiality Agreement permitted by Section 5.1(e)); or

(B)	breaches any of its material obligations or material covenants set forth in Section 4.1;

(v)

subject to compliance with Section 6.3, the Company breaches any of its representations, warranties, covenants or agreements contained in this Agreement, which breach would cause any of the conditions set forth in Section 7.1 or Section 7.3 not to be satisfied, and such breach is incapable of being cured or is not cured in accordance with the terms of Section 6.3, provided, however, that the Purchaser is not then in breach of this Agreement so as to cause any of the conditions set forth in Section 7.1 or Section 7.2 not to be satisfied;

(vi)	a Company Material Adverse Effect has occurred and is continuing; or

(vii)

prior to receipt of Purchaser Shareholder Approval, the Purchaser enters into a definitive written agreement concerning a Purchaser Acquisition Proposal provided the prior termination of this Agreement is required by the acquirer of the Purchaser completing such Purchaser Acquisition Proposal (a “Purchaser Alternative Agreement”) and the Purchaser has previously or concurrently paid, or the terms of the Purchaser Alternative Agreement provide that the acquirer of the Purchaser will advance or otherwise provide to the Purchaser the cash required to pay, the Purchaser Termination Fee in accordance with Section 5.3(b).

(d)	Termination by the Company. This Agreement may be terminated by the Company:

(i)

at any time prior to the approval of the Arrangement Resolution, if the Company Board approves and authorizes the Company to enter into a definitive agreement providing for the implementation of a Superior Proposal in accordance with Section 5.1(g), subject to the Company:

(A)	complying with the terms of Section 5.1; and

(B)	paying the Company Termination Fee;

(ii)

at any time prior to the Effective Time, subject to compliance with Section 6.3, if the Purchaser breaches any of its representations, warranties, covenants or agreements contained in this Agreement (other than with respect to any of the covenants of the Purchaser set out in Section 4.2 regarding the provision of Purchaser Diligence Information to the Company), which breach would cause any of the conditions set forth in Section 7.1 or Section 7.2 not to be satisfied, and such breach is incapable of being cured or is not cured in accordance with the terms of Section 6.3, provided, however, that the Company is not then in breach of this Agreement so as to cause any of the conditions set forth in Section 7.1 or Section 7.3 not to be satisfied; or

(iii)	a Purchaser Material Adverse Effect has occurred and is continuing.

6.2 Void upon Termination

(a)	If this Agreement is terminated pursuant to Section 6.1, then:

(i)	this Agreement shall become void and of no force and effect; and

(ii)	no Party will have any liability or further obligation to the other Party hereunder,

except that the provisions of this Section 6.2, Section 5.2 and Article 8 (other than Section 8.6 and Section 8.9) shall survive any termination hereof pursuant to Section 6.1.

(b)	Neither:

(i)	the termination of this Agreement; nor

(ii)	anything contained in Section 5.2 or this Section 6.2,

will relieve any Party from any liability for any intentional or wilful breach by it of this Agreement, including any intentional or wilful making of a misrepresentation in this Agreement.

(c)	Notwithstanding anything to the contrary contained in this Agreement, the Confidentiality Agreement shall survive any termination hereof pursuant to Section 6.1.

6.3 Notice and Cure Provisions

(a)

If any Party determines, at any time prior to the Effective Time, that it intends to refuse to complete the transactions contemplated hereby because of any unfilled or unperformed condition contained in this Agreement, then such Party will so notify the other Party forthwith upon making such determination in order that the other Party will have the right and opportunity to take such steps, at its own expense, as may be necessary for the purpose of fulfilling or performing such condition within a reasonable period of time, but in no event later than the Outside Date.

(b)	Neither the Company nor the Purchaser may:

(i)	elect not to complete the transactions contemplated hereby pursuant to the conditions precedent contained in Article 7 hereof; or

(ii)	exercise any termination right arising therefrom,

and no payments will be payable as a result of such election pursuant to Article 7 unless forthwith, and in any event prior to the Effective Time, the Party intending to rely thereon has given a written notice to the other Party.

(c)	The notice required pursuant to Section 6.3(b) must specify, in reasonable detail all breaches of:

(i)	covenants;

(ii)	representations and warranties; or

(iii)	other matters,

which the Party giving such notice is asserting as the basis for the non-fulfillment of the applicable condition precedent or the exercise of the termination right, as the case may be.

(d)

If any notice required pursuant to Section 6.3(b) is duly given, then provided that the other Party is proceeding diligently to cure such matter, if such matter is susceptible to being cured, the Party giving such notice may not terminate this Agreement as a result thereof until the earlier of the:

(i)	Outside Date; and

(ii)	date of expiration of a period of 30 Business Days from such notice.

(e)

If notice required pursuant to Section 6.3(b) is duly given prior to the date of the Company Meeting, then such meeting, unless the Parties otherwise agree, will be postponed or adjourned until the expiry of such period (without causing any breach of any other provision contained herein).

ARTICLE 7

CONDITIONS PRECEDENT

7.1 Mutual Conditions Precedent

The respective obligations of the Parties to complete the Arrangement are subject to the satisfaction, or mutual waiver by the Parties, on or before the Effective Date, of each of the following conditions, each of which are for the mutual benefit of the Parties and which may be waived, in whole or in part, by the Purchaser and the Company at any time:

(a)	the Arrangement Resolution has been approved by the Affected Securityholders at the Company Meeting, in accordance with the Interim Order and applicable Laws;

(b)	each of the Interim Order and Final Order:

(i)	has been obtained in form and substance satisfactory to each of the Company and the Purchaser, each acting reasonably; and

(ii)	has not been set aside or modified in any manner unacceptable to either the Company or the Purchaser, each acting reasonably, on appeal or otherwise;

(c)	the Arrangement Filings, to be sent to the Registrar in accordance with this Agreement and the BCBCA, are in form and content satisfactory to the Company and the Purchaser, each acting reasonably;

(d)	the Purchaser Shareholder Approval shall have been obtained at the Purchaser Shareholder Meeting;

(e)	all necessary filings pursuant to the HSR Act shall have been made and all applicable waiting periods thereunder shall have expired or been terminated;

(f)

there shall be in effect no Law or Order (whether temporary, preliminary or permanent) that has the effect of prohibiting the consummation of the Arrangement, and no litigation instituted by any Governmental Authority seeking to prohibit the consummation of the Arrangement shall be pending;

(g)	the Company and Spinco shall have entered into the Spinco Contribution Agreement in accordance with Section 4.6; and

(h)	one of the TSX, the TSX Venture Exchange or the Canadian Securities Exchange shall have conditionally approved the listing thereon of the Spinco Shares to be distributed pursuant to the Arrangement.

7.2 Additional Conditions Precedent to the Obligations of the Company

The obligation of the Company to complete the Arrangement will be subject to the satisfaction, or waiver by the Company, on or before the Effective Date, of each of the following conditions, each of which is for the exclusive benefit of the Company and which may be waived by the Company at any time, in whole or in part, in its sole discretion and without prejudice to any other rights that the Company may have:

(a)

the Purchaser and Acquireco shall have complied in all material respects with their obligations, covenants and agreements in this Agreement to be performed and complied with on or before the Effective Date;

(b)

the representations and warranties of the Purchaser in Section 3.2 and Schedule E are true and correct (disregarding for this purpose all materiality or Purchaser Material Adverse Effect qualifications contained therein) at and as of the date hereof and the Effective Date as if made on and as of such date (except for such representations and warranties which are made as of another specified date, in which case such representations and warranties will have been true and correct as of that date) except for breaches of representations and warranties which have not and would not reasonably be expected to:

(i)	have, individually or in the aggregate, a Purchaser Material Adverse Effect; or

(ii)	materially impede, prevent or delay the completion of the Arrangement;

(c)	no:

(i)	Law shall have been enacted, issued, promulgated, enforced, made, entered, issued or applied; or

(ii)	Proceeding shall have been taken, or be pending or threatened under any Laws or by any Governmental Authority (whether temporary, preliminary or permanent),

that makes the Arrangement illegal or otherwise directly or indirectly cease trades, enjoins, restrains or otherwise prohibits completion of the Arrangement;

(d)

the Purchaser shall have delivered evidence satisfactory to the Company of the approval of the listing and posting for trading on the NYSE of the Purchaser Shares comprising the Maximum Purchaser Shares, subject only to satisfaction of the standard listing conditions, including notice of issuance; and

(e)

the Purchaser shall have complied with its obligations under Section 2.18 to deliver to the Depositary the Maximum Cash Consideration and Maximum Purchaser Shares payable to Affected Securityholders pursuant to the Arrangement and the Purchaser Spinco Subscription Amount, and the Depositary shall have confirmed receipt of such Maximum Cash Consideration, Maximum Purchaser Shares and Purchaser Spinco Subscription Amount;

(f)	the Company shall have received a certificate of the Purchaser:

(i)	signed by a senior officer of the Purchaser; and

(ii)	dated the Effective Date,

certifying that the conditions set out in Sections 7.2(a) and 7.2(b) have been satisfied, which certificate will cease to have any force and effect after the Effective Time; and

(g)	there shall not have occurred, prior to the Effective Time, a Purchaser Material Adverse Effect.

7.3 Additional Conditions Precedent to the Obligations of the Purchaser

The obligations of the Purchaser and Acquireco to complete the Arrangement will be subject to the satisfaction, or waiver by the Purchaser, on or before the Effective Date, of each of the following conditions, each of which is for the exclusive benefit of the Purchaser and which may be waived by the Purchaser at any time, in whole or in part, in its sole discretion and without prejudice to any other rights that the Purchaser may have:

(a)	the Company shall have complied in all material respects with its obligations, covenants and agreements in this Agreement to be performed and complied with on or before the Effective Date;

(b)

the representations and warranties of the Company in Section 3.1 and Schedule D shall be true and correct (disregarding for this purpose all materiality or Company Material Adverse Effect qualifications contained therein) at and as of the date hereof and the Effective Date as if made on and as of such date (except for such representations and warranties which are made as of another specified date, in which case such representations and warranties shall have been true and correct as of that date) except for breaches of representations and warranties (other than the Fundamental Representations) which have not and would not reasonably be expected to:

(i)	have, individually or in the aggregate, a Company Material Adverse Effect; or

(ii)	materially impede, prevent or delay the completion of the Arrangement,

it being understood that it is a separate condition precedent to the obligations of the Purchaser hereunder that the Fundamental Representations must be accurate in all respects (not disregarding for this purpose any materiality or Company Material Adverse Effect qualifications contained therein), when made and as of the Effective Date;

(c)

no Law shall have been enacted, issued, promulgated, enforced, made, entered, issued or applied and no Proceeding shall otherwise have been taken, or be pending or threatened under any Laws or by any Governmental Authority (whether temporary, preliminary or permanent) that:

(i)	makes the Arrangement illegal or otherwise directly or indirectly cease trades, enjoins, restrains or otherwise prohibits completion of the Arrangement or the payment of the Consideration;

(ii)

prohibits, restricts or imposes terms or conditions (beyond those terms and conditions which the Purchaser is required to accept pursuant to Section 4.8 of this Agreement) on the ownership or operation by the Purchaser of the business or assets of the Purchaser, their affiliates and related entities, the Company or any of the Company’s subsidiaries and related entities;

(iii)

compels the Purchaser to dispose of or hold separate any of the business or assets of the Purchaser, their affiliates and related entities, the Company or any of the Company’s subsidiaries and related entities as a result of the Arrangement; or

(iv)	materially impedes, prevents or delays the consummation of the Arrangement, or if the Arrangement were to be consummated, has a Company Material Adverse Effect;

(d)	each of the Key Consents will have been obtained;

(e)	the Purchaser shall have received a certificate of the Company:

(i)	signed by a senior officer of the Company; and

(ii)	dated the Effective Date,

certifying that the conditions set out in Section 7.3(a), Section 7.3(b) and Section 7.3(d) have been satisfied, which certificate will cease to have any force and effect after the Effective Time;

(f)	the Purchaser shall have received a certificate of the Company:

(i)	signed by a senior officer of the Company; and

(ii)	dated the Effective Date,

and certifying that appended thereto are:

(iii)

true and complete copies of the constating documents of each of the Company and its subsidiaries (other than Spinco, Klondex Canada and Bison), including their respective notice of articles, articles, certificate of incorporation, bylaws or equivalent,

(iv)

certificates of good standing (or equivalent) issued by the relevant corporate registry or secretary of state confirming the existence and good standing of each of the Company and its subsidiaries (other than Spinco, Klondex Canada and Bison) as of a date no earlier than two Business Days prior to the Effective Date,

(v)	certified copies of resolutions of the Board of Directors approving the entering into of the Agreement and the consummation of the transactions contemplated hereby, and

(vi)	a certificate of incumbency of the Company;

(g)	in connection with the Arrangement, the Company Shares in respect of which Company Shareholders have either:

(i)	exercised Dissent Rights; or

(ii)	have instituted proceedings to exercise Dissent Rights,

shall not exceed five percent (5%) of the Company Shares then outstanding;

(h)	the Purchaser shall be satisfied with the actions undertaken by the Company contemplated by Section 4.14 and Schedule 4.14 of the Company Disclosure Letter;

(i)

payments to the Company Board Financial Advisors and the Company Independent Committee Financial Advisor shall have been made by the Company in accordance with the terms of the engagement letters disclosed to the Purchaser in the Data Room Information and the Company shall have provided evidence of payment in such amounts as set forth in the engagement letters and no greater amount has been paid or is owed to the Company Board Financial Advisors and the Company Independent Committee Financial Advisor;

(j)

the Purchaser shall have received a form of payout letter from Investec that is acceptable to the Purchaser, acting reasonably, providing that Investec will discharge the security interests granted by the Company and its subsidiaries in connection with the Investec Facility Agreement upon receipt by Investec of the amounts set out in the payout letter;

(k)

the Purchaser shall be satisfied in its sole discretion, acting reasonably, that the debt obligation of the Company to Klondex Midas Operations, Inc., a Nevada corporation, in the principal amount of approximately $11.62 million, has been paid. The Company shall give reasonable notice to the Purchaser as to the manner in which such debt is to be settled, and shall obtain the approval of the Purchaser prior to settlement.

(l)	there has not occurred, prior to the Effective Time:

(i)	a Company Material Adverse Effect; or

(ii)	any event, occurrence, circumstance or development that could reasonably be expected to have a Company Material Adverse Effect.

ARTICLE 8

GENERAL

8.1 Notices

Any demand, notice or other communication to be given in connection with this Agreement must be given in writing and will be given by personal delivery or by electronic means of communication addressed to the recipient as follows:

(a)	if to the Purchaser or Acquireco as follows:

Hecla Mining Company

6500 N. Mineral Drive, Suite 200

Couer d’Alene, Idaho

83815-9408

Attention: David Sienko

Facsimile No.: 208 292-5519

E-mail: DSienko@hecla-mining.com

with a copy (which will not constitute notice) to:

Cassels Brock & Blackwell LLP

Suite 2200, 885 West Georgia Street

Vancouver, BC

V6C 3E8

Attention: Gordon Chambers

Facsimile No.: (604) 691-6120

E-mail: gchambers@casselsbrock.com

if to the Company:

Klondex Mines Ltd.

6110 Plumas Street

Reno, Nevada

89519

Attention: Paul Andre Huet

Facsimile No.: 775 284-5756

Email: phuet@klondexmines.com

with a copy (which will not constitute notice) to:

Bennett Jones LLP

3400 One First Canadian Place

P.O. Box 130

Toronto, Ontario

M5X 1A4 Canada

Attention: Abbas Ali Khan

Facsimile No.: 416 863 1716

Email: AliKhanA@bennettjones.com

8.2 Notices deemed given

Any demand, notice or other communication given pursuant to Section 8.1 will be taken to be duly given, in the case of delivery by:

(a)	hand, when delivered;

(b)	facsimile, on receipt by the sender of a transmission control report from the despatching machine showing the:

(i)	relevant number of pages;

(ii)	correct destination fax machine number or name of the recipient; and

(iii)	the transmission has been made without error;

and

(c)	email, on receipt by the sender of an email message from the recipient, specifically acknowledging receipt, such acknowledgement being in a form that is not automatically generated,

but if the result is that a demand, notice or other communication would be taken to be given or made on a day that is not a Business Day or the demand, notice or other communication is delivered later than 4:00 pm (local time of the recipient), then it will be taken to have been duly given or made at the commencement of business on the next Business Day.

8.3 Assignment

(a)

The Company agrees that the Purchaser may assign all or any part of its rights under this Agreement to, and its obligations under this Agreement may be assumed by, a wholly-owned direct or indirect subsidiary of the Purchaser, provided that the Purchaser shall continue to be liable jointly and severally with such subsidiary for all obligations hereunder.

(b)

Other than permitted pursuant to Section 8.3(a), neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned by any Party without the prior written consent of the other Party.

8.4 Benefit of Agreement

This Agreement will enure to the benefit of and be binding upon the respective successors (including any successor by reason of amalgamation or statutory arrangement) and permitted assigns of the Parties.

8.5 Third Party Beneficiaries

(a)	Except as provided in Section 4.10(a), which, without limiting its terms, is intended for the benefit of the Indemnified Parties, the Parties intend that:

(i)	this Agreement will not benefit or create any right or cause of action in favour of any person, other than the Parties; and

(ii)	no person, other than the Parties, shall be entitled to rely on the provisions of this Agreement in any action, suit, proceeding, hearing or other forum.

(b)

Despite the foregoing, the Parties acknowledge to each of the Indemnified Parties their direct rights against the applicable Party under Section 4.10(a), which are intended for the benefit of, and shall be enforceable by, each Indemnified Party, his or her heirs and his or her legal representatives, and for such purpose, the Company (and any Surviving Company) confirms that it is acting as trustee on their behalf, and agrees to enforce such provisions on their behalf.

(c)

The Parties reserve their right to vary or rescind the rights at any time and in any way whatsoever, if any, granted by or under this Agreement to any person who is not a Party, without notice to or consent of that Person, including any Indemnified Party.

8.6 Time of Essence

Time is of the essence of this Agreement.

8.7 Public Announcements

(a)

No Party shall issue any news release or otherwise make written public statements with respect to the Arrangement or this Agreement without the consent of the other Party (which consent shall not be unreasonably withheld, conditioned or delayed).

(b)

Neither the Party shall make any filing with any Governmental Authority with respect to the Arrangement or the transactions contemplated hereby without prior consultation with the other, provided, however, that:

(i)	the foregoing shall be subject to each Party’s overriding obligation to make any disclosure or filing required under applicable Laws; and

(ii)	the Party making the disclosure shall use commercially reasonable efforts to:

(A)	give prior oral or written notice to the other Party; and

(B)	reasonable opportunity for the other Party to review or comment on the disclosure or filing (other than with respect to confidential information contained in such disclosure or filing),

and if such prior notice is not possible, to give notice immediately following the making of any such disclosure or filing.

(c)

Except as otherwise required by Section 5.1, the Company shall have no obligation to obtain the consent of or consult with the Purchaser prior to any news release, public statement, disclosure or filing by the Company with regard to an Acquisition Proposal or a Change of Recommendation.

(d)	The Parties acknowledge that this Agreement may be filed under such Party’s profile on SEDAR and on EDGAR without any further notice to any of them.

8.8 Governing Law; Attornment

(a)	This Agreement shall be governed, including as to validity, interpretation and effect, by the laws of the Province of British Columbia and the laws of Canada applicable therein.

(b)	Each of the Parties hereby:

(i)

irrevocably attorns to the non-exclusive jurisdiction of the courts of the Province of British Columbia in respect of all matters arising under and in relation to this Agreement or the Arrangement; and

(ii)	waives, to the fullest extent possible, the defence of an inconvenient forum or any similar defence to the maintenance of proceedings in such courts.

8.9 Entire Agreement

(a)	This Agreement constitutes, together with the Confidentiality Agreement, the entire agreement between the Parties with respect to the subject matter thereof.

(b)

There are no representations, warranties, terms, conditions, undertakings or collateral agreements, express, implied or statutory, between the Parties with respect thereto except as expressly set forth in this Agreement and the Confidentiality Agreement.

8.10 Amendment

This Agreement and the Plan of Arrangement, may, at any time and from time to time before or after the holding of the Company Meeting but not later than the Effective Time, be amended by written agreement of the Parties without, subject to applicable Laws, further notice to or authorization on the part of the Company Shareholders, and any such amendment may, without limitation:

(a)	change the time for performance of any of the obligations or acts of the Parties;

(b)	waive any inaccuracies or modify any representation, term or provision contained herein or in any document delivered pursuant hereto; or

(c)	waive compliance with or modify any of the:

(i)	conditions precedent referred to in Article 7; or

(ii)	any of the covenants herein contained or waive or modify performance of any of the obligations of the Parties,

provided, however, that no such amendment may reduce or materially affect the consideration to be received by the Company Shareholders under the Arrangement without their approval at the Company Meeting or, following the Company Meeting, without their approval given in the same manner as required by applicable Laws for the approval of the Arrangement as may be required by the Court.

8.11 Waiver and Modifications

(a)	Any Party may:

(i)	waive, in whole or in part, any inaccuracy of, or consent to the modification of, any representation or warranty made to it hereunder or in any document to be delivered pursuant hereto;

(ii)	extend the time for the performance of any of the obligations or acts of the other Parties;

(iii)	waive or consent to the modification of any of the covenants herein contained for its benefit or waive or consent to the modification of any of the obligations of the other Parties hereto; or

(iv)	waive the fulfillment of any condition to its own obligations contained herein.

(b)	No waiver or consent to the modifications of any of the provisions of this Agreement will be effective or binding unless:

(i)	made in writing; and

(ii)	signed by the Party or Parties purporting to give the same,

and, unless otherwise provided, will be limited to the specific breach or condition waived.

(c)	The rights and remedies of the Parties hereunder are cumulative and are in addition to, and not in substitution for, any other rights and remedies available at law or in equity or otherwise.

(d)

No single or partial exercise by a Party of any right or remedy precludes or otherwise affects any further exercise of such right or remedy or the exercise of any other right or remedy to which that Party may be entitled.

(e)

No waiver or partial waiver of any nature, in any one or more instances, will be deemed or construed a continued waiver of any condition or breach of any other term, representation or warranty in this Agreement.

8.12 Severability

If any provision of this Agreement is determined by any court of competent jurisdiction to be illegal or unenforceable, that provision will be severed from this Agreement and the remaining provisions will continue in full force and effect so long as the economic or legal substance of the transactions contemplated herein is not affected in any material manner or would materially impede, prevent or delay the completion of the Arrangement.

8.13 Mutual Interest

Notwithstanding the fact that any part of this Agreement has been drafted or prepared by or on behalf of one of the Parties, all Parties confirm that:

(a)	they and their respective counsel have reviewed and negotiated this Agreement;

(b)	the Parties have adopted this Agreement as the joint agreement and understanding of the Parties;

(c)	the language used in this Agreement will be deemed to be the language chosen by the Parties to express their mutual intent;

(d)

the Parties waive the application of any Laws or rules of construction providing that ambiguities in any agreement or other document will be construed against the Party drafting such agreement or other document; and

(e)

no rule of construction providing that a provision is to be interpreted in favour of the person who contracted the obligation and against the person who stipulated it will be applied against any Party.

8.14 Further Assurances

Subject to the provisions of this Agreement, the Parties will, from time to time, do all acts and things and execute and deliver all such further documents and instruments, as the other Parties may, either before or after the Effective Date:

(a)	reasonably require to effectively carry out or better evidence or perfect the full intent and meaning of this Agreement; and

(b)	if the Arrangement becomes effective, to document or evidence any of the transactions or events set out in the Plan of Arrangement.

8.15 Injunctive Relief

Subject to Section 5.2(f), the Parties agree that irreparable harm would occur if any of the provisions of this Agreement:

(a)	are not performed in accordance with their specific terms; or

(b)	are otherwise breached,

for which money damages would not be an adequate remedy at law and accordingly agree that, in addition to any other remedy to which a Party may be entitled at law or in equity, a Party will be entitled to seek an injunction or injunctions and other equitable relief to prevent breaches of this Agreement and the Parties waive any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive or other equitable relief.

8.16 No Personal Liability

(a)

No director, officer or employee of the Purchaser will have any personal liability to the Company under this Agreement or any other document delivered in connection with this Agreement or the Arrangement on behalf of the Purchaser.

(b)

No director, officer or employee of the Company will have any personal liability to the Purchaser under this Agreement or any other document delivered in connection with this Agreement or the Arrangement on behalf of the Company.

8.17 Counterparts

This Agreement may be executed and delivered in any number of counterparts (including by facsimile or electronic transmission), each of which will be deemed to be an original and all of which taken together will be deemed to constitute one and the same instrument.

[Remainder of page has been left intentionally blank]

IN WITNESS WHEREOF the Parties have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

HECLA MINING COMPANY

By:	(signed) “Dean McDonald”
	Name:	Dean McDonald
	Title:	Senior Vice President, Exploration

1156291 B.C. UNLIMITED LIABILITY COMPANY

By:	(signed) “Robert Brown”
	Name:	Robert Brown
	Title:	President

KLONDEX MINES LTD.

By:	(signed) “Paul Huet”
	Name:	Paul Huet
	Title:	President and Chief Executive Officer

SCHEDULE A

FORM OF PLAN OF ARRANGEMENT

PLAN OF ARRANGEMENT UNDER DIVISION 5 OF PART 9 OF THE BUSINESS

CORPORATIONS ACT (BRITISH COLUMBIA)

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PLAN OF ARRANGEMENT

UNDER SECTION 288 OF THE

BUSINESS CORPORATIONS ACT (BRITISH COLUMBIA)

ARTICLE 1

DEFINITIONS AND INTERPRETATION

Section 1.01 Definitions

In this Plan of Arrangement, unless the context otherwise requires, the following words and terms with the initial letter or letters thereof capitalized shall have the meanings ascribed to them below:

(a)

“0985472” means 0985472 B.C. Ltd., a corporation existing under the BCBCA and a wholly-owned subsidiary of the Company, and, following the completion of the step in Section 3.02(s), 0985472 B.C. Unlimited Liability Company;

(b)	“Acquireco” means 1156291 Unlimited Liability Company, an unlimited liability company existing under the BCBCA and a wholly-owned subsidiary of the Purchaser;

(c)	“Acquireco Common Shares” means the common shares in the capital of Acquireco;

(d)	“Affected Securities” means the Company Shares, the Company Options, the Company DSUs, and the Company RSUs;

(e)	“Affected Securityholders” means the Company Shareholders, the Company Optionholders, the Company DSU Holders, and the Company RSU Holders;

(f)

“Aggregate Elected Cash” means the aggregate Cash Consideration payable to Participating Former Securityholders who make a valid election to receive the Cash Consideration in respect of all of their Company Shares pursuant to Section 3.02(l), without regard to Section 3.02(m);

(g)

“Aggregate Elected Purchaser Shares” means the aggregate Purchaser Share Consideration payable to Participating Former Securityholders who make a valid election to receive the Purchaser Share Consideration in respect of all of their Company Shares pursuant to Section 3.02(l), without regard to Section 3.02(n);

(h)	“Amalco One ULC” shall have the meaning ascribed to such term in Section 3.02(v);

(i)	“Amalco Two ULC” shall have the meaning ascribed to such term in Section 3.02(x);

(j)

“Arrangement Agreement” means the arrangement agreement dated as of March 16, 2018 among the Purchaser, Acquireco and the Company, together with the disclosure letter delivered by the Company in connection with the Arrangement Agreement, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof;

(k)	“Arrangement Consideration” means the Purchaser Shares, Spinco Shares and cash payment that Participating Former Securityholders are entitled to receive under this Plan of Arrangement;

(l)	“Arrangement Resolution” shall have the meaning ascribed to such term in the Arrangement Agreement;

(m)

“Arrangement” means the arrangement under section 288 of the BCBCA on the terms and subject to the conditions set out in this Plan of Arrangement, subject to any amendments or variations thereto made in accordance with Section 8.10 of the Arrangement Agreement, this Plan of Arrangement or at the direction of the Court;

(n)

“Award Agreement” means an agreement between the Company and a participant in, or pursuant to, any Company Option Plan setting out the participant’s entitlement to receive any Company Options or Company RSUs;

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(o)	“BCBCA” means the Business Corporations Act (British Columbia) and the regulations made thereunder, as promulgated or amended from time to time;

(p)	“Bison” means Bison Gold Resources Inc., a corporation existing under the laws of the Province of Ontario and a wholly-owned subsidiary of the Company;

(q)	“Bison Shares” means all of the issued and outstanding shares in the capital of Bison immediately prior to the Effective Time;

(r)	“Business Day” means any day other than a Saturday, a Sunday or a statutory or civic holiday in Vancouver, British Columbia or New York, New York;

(s)	“Cash Consideration” means US$2.47 in cash per Class A Share;

(t)	“Class A Shares” shall have the meaning ascribed to such term in Section 3.02(h)(i);

(u)	“Combination Consideration” means the Combination Consideration Cash and the Combination Consideration Purchaser Shares;

(v)	“Combination Consideration Cash” means US$0.8411 in cash per Class A Share;

(w)	“Combination Consideration Purchaser Shares” means 0.4136 of a Purchaser Share per Class A Share

(x)	“Company” means Klondex Mines Ltd., a corporation existing under the BCBCA, and, following the completion of the step in Section 3.02(t), Klondex Mines Unlimited Liability Company;

(y)

“Company 2013 Options” means, at any time, options to acquire Company Shares granted pursuant to the Company 2013 Share Incentive Plan, which are, at such time, outstanding and unexercised, whether or not vested;

(z)	“Company 2013 Share Incentive Plan” means the Share Incentive Plan of the Company dated for reference May 9, 2013;

(aa)

“Company 2013 RSUs” means, at any time, rights to receive Company Shares awarded under the Company 2013 Share Incentive Plan, which are, at such time, outstanding and unexercised, whether or not vested;

(bb)

“Company 2016 Options” means, at any time, options to acquire Company Shares granted pursuant to the Company 2016 Stock Option Plan, which are, at such time, outstanding and unexercised, whether or not vested;

(cc)	“Company 2016 Stock Option Plan” means the Share Option and Restricted Share Unit Plan of the Company effective May 13, 2016;

(dd)

“Company 2016 RSUs” means, at any time, rights to receive Company Shares awarded under the Company 2016 Share Incentive Plan, which are, at such time, outstanding and unexercised, whether or not vested;

(ee)	“Company DSU” means a deferred share unit issued under the Company DSU Plan;

(ff)	“Company DSU Holder” means a holder of Company DSUs;

(gg)	“Company DSU Plan” means the Deferred Share Unit Plan of the Company effective May 13, 2016;

(hh)

“Company Meeting” means the special meeting of Affected Securityholders, including any adjournment or postponement thereof, to be held in accordance with the Interim Order to consider the Arrangement Resolution;

(ii)	“Company Option Plans” means the Company 2013 Share Incentive Plan and Company 2016 Stock Option Plan;

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(jj)	“Company Optionholder” means a holder of any Company Options;

(kk)	“Company Options” means the Company 2013 Options and Company 2016 Options;

(ll)	“Company RSU Holder” means a holder of any Company RSUs;

(mm)	“Company RSUs” means, at any time, Company 2013 RSUs and Company 2016 RSUs;

(nn)	“Company Shares” means the common shares in the capital of the Company;

(oo)

“Company Share Value” means the five day volume-weighted average price of the Company Shares on the Toronto Stock Exchange determined as of the close of business on the second Business Day immediately preceding the Effective Date;

(pp)	“Company Shareholder” means a holder of any Company Shares;

(qq)	“Court” means the Supreme Court of British Columbia;

(rr)	“CRA” means the Canada Revenue Agency;

(ss)

“Depositary” means any trust company, bank or other financial institution agreed to in writing by each of the Parties for the purpose of, among other things, exchanging certificates representing Company Shares for the Arrangement Consideration in connection with the Arrangement;

(tt)	“Dissent Rights” shall have the meaning ascribed to such term in Section 4.01;

(uu)

“Dissenting Shareholder” means a registered Company Shareholder who dissents in respect of the Arrangement in strict compliance with the Dissent Rights and who is ultimately entitled to be paid fair value for their Company Shares;

(vv)	“Distribution Spinco Shares” shall have the meaning ascribed to such term in Section 3.02(g);

(ww)	“Effective Date” means the date on which the Arrangement takes effect pursuant to the BCBCA;

(xx)	“Effective Time” means 12:01 a.m. (Vancouver time) on the Effective Date, or such other time as the Parties may agree in writing before the Effective Date;

(yy)	“Election Deadline” shall have the meaning ascribed to such term in Section 3.03(b);

(zz)

“Encumbrance” means any mortgage, hypothec, pledge, assignment, charge, lien, claim, security interest, adverse interest, other third person interest or encumbrance of any kind, whether contingent or absolute, and any agreement, option, right or privilege (whether by law, contract or otherwise) capable of becoming any of the foregoing;

(aaa)	“Existing Company Directors” means those persons who are directors of the Company immediately prior to the Effective Time;

(bbb)	“Final Order” shall have the meaning ascribed to such term in the Arrangement Agreement;

(ccc)	“First Amalgamation” shall have the meaning ascribed to such term in Section 3.02(v);

(ddd)	“Former Securityholders” means holders of Affected Securities immediately prior to the Effective Time;

(eee)	“Initial Election Deadline” shall have the meaning ascribed to such term in Section 3.03(b);

(fff)	“Initial Spinco Share” shall have the meaning ascribed to such term in Section 3.01(a);

(ggg)	“Interim Order” means the interim order of the Court, providing for, among other things, the calling and holding of the Company Meeting, as the same may be amended by the Court;

(hhh)	“In-the-Money Amount” means, in respect of a Company Option, the positive amount, if any, by which (i) the product obtained by multiplying (A) the number of Company Shares underlying

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such Company Option, by (B) the Company Share Value, exceeds (ii) the aggregate purchase price payable under such Company Option to acquire the Company Shares underlying such Company Option;

(iii)	“In-the-Money Option” means a Company Option in respect of which the In-the-Money Amount, determined as of the last Business Day immediately preceding the Effective Date, is a positive amount;

(jjj)	“Klondex Canada” means Klondex Canada Ltd., a corporation existing under the BCBCA and a wholly-owned subsidiary of the Company;

(kkk)	“Klondex Canada Shares” means all of the issued and outstanding shares in the capital of Klondex Canada immediately prior to the Effective Time;

(lll)	“Klondex Canada Subco” means a corporation to be incorporated under the BCBCA and a wholly-owned subsidiary of Klondex Canada;

(mmm)	“Klondex Canada Subco Note” shall have the meaning ascribed to such term in the definition section of the Arrangement Agreement;

(nnn)	“Klondex US” means Klondex Holdings (USA) Inc., a corporation existing under the laws of the State of Nevada and a wholly-owned subsidiary of 0985472;

(ooo)

“Letter of Transmittal” means the letter of transmittal and election form to be delivered by the Company to the Affected Securityholders, providing for the delivery of Affected Securities to the Depositary;

(ppp)	“Maximum Cash Consideration” means US$157,410,417;

(qqq)	“Maximum Purchaser Shares” means 77,411,859 Purchaser Shares;

(rrr)	“New Company Directors” means Robert A. Brown and Dean W. A. MacDonald;

(sss)

“Option Consideration” means, in respect of an In-the-Money Option, that number of Company Shares obtained by dividing: (i) the In-the-Money Amount in respect of such Company In-the-Money Option, by (ii) the Company Share Value, with the result rounded down to the nearest whole number of Company Shares;

(ttt)	“Out-of-the-Money Option ” means each Company Option other than an In-the-Money Option;

(uuu)	“Participating Former Securityholders” means Former Securityholders, other than Company DSU Holders and Dissenting Shareholders;

(vvv)	“Performance RSU” shall have the meaning ascribed to such term in the Company 2016 Stock Option Plan;

(www)

“Plan of Arrangement” means this plan of arrangement, as amended, modified or supplemented from time to time in accordance with Section 8.10 of the Arrangement Agreement or Article 6 hereof, in each case with the consent of the Company and Purchaser, each acting reasonably, or at the direction of the Court in the Final Order;

(xxx)	“Purchaser” means Hecla Mining Company, a corporation incorporated under the laws of Delaware;

(yyy)	“Purchaser Consideration” shall have the meaning ascribed to such term in Section 3.02(a);

(zzz)	“Purchaser Share” means a share of the common stock in the authorized share capital of the Purchaser, US$0.25 par value per share;

(aaaa)	“Purchaser Share Consideration” means 0.6272 of a Purchaser Share per Class A Share;

(bbbb)	“Purchaser Spinco Shares” means that number of Spinco Shares equal to the product obtained when (A) the number of issued and outstanding Spinco Shares immediately following the Spinco

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Share Consolidation, is multiplied by (B) 0.155535, rounded down to the nearest whole number of Spinco Shares, such that immediately following the completion of the Arrangement the Purchaser Spinco Shares shall represent approximately 13.46% of the issued and outstanding Spinco Shares;

(cccc)	“Purchaser Spinco Subscription Amount” means the Canadian dollar equivalent of US$7,000,000, determined as at the close of business on the second Business Day immediately preceding the Effective Date;

(dddd)	“RSU Consideration” means:

(i)	with respect to each Company RSU that is not a Performance RSU, one Company Share for each Company RSU, and
(ii)	with respect to each RSU that is a Performance RSU, a cash payment in an amount determined in accordance with Section 2.16 of the Arrangement Agreement;

(eeee)	“Second Amalgamation” shall have the meaning ascribed to such term in Section 3.02(x);

(ffff)	“Spinco” means a corporation to be incorporated under the BCBCA and a wholly-owned subsidiary of the Company;

(gggg)	“Spinco Contribution Agreement” shall have the meaning ascribed to such term in section 1.1 of the Arrangement Agreement;

(hhhh)	“Spinco Property” means the Klondex Canada Shares, the Bison Shares, and the Klondex Canada Subco Note;

(iiii)	“Spinco Share Consideration” means 0.125 of a Spinco Share for each Company Share (after giving effect to the Spinco Share Consolidation);

(jjjj)	“Spinco Share Consolidation” has the meaning ascribed to such term in Section 3.02(j);

(kkkk)	“Spinco Shares” means the common shares in the capital of Spinco;

(llll)	“Tax Act” means the Income Tax Act (Canada) and the regulations thereunder, as amended from time to time;

(mmmm)	“US$” shall mean the lawful currency of the United States of America; and

(nnnn)	“U.S. Tax Code” means the United States Internal Revenue Code of 1986, as amended.

In addition, words and phrases used herein and defined in the BCBCA and not otherwise defined herein shall have the same meaning herein as in the BCBCA unless the context otherwise requires.

Section 1.02 Interpretation Not Affected by Headings

The division of this Plan of Arrangement into articles, sections, paragraphs and subparagraphs and the insertion of headings herein are for convenience of reference only and shall not affect the construction or interpretation of this Plan of Arrangement. The terms “this Plan of Arrangement”, “hereof”, “herein”, “hereto”, “hereunder” and similar expressions refer to this Plan of Arrangement and not to any particular article, section or other portion hereof and include any instrument supplementary or ancillary hereto.

Section 1.03 Number, Gender and Persons

In this Plan of Arrangement, unless the context otherwise requires, words importing the singular shall include the plural and vice versa, words importing the use of either gender shall include both genders and neuter and the word person and words importing persons shall include a natural person, firm, trust, partnership, association, corporation, joint venture or government (including any governmental agency, political subdivision or instrumentality thereof) and any other entity or group of persons of any kind or nature whatsoever.

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Section 1.04 Date for any Action

If the date on which any action is required to be taken hereunder is not a Business Day, such action shall be required to be taken on the next succeeding day which is a Business Day.

Section 1.05 Statutory References

Any reference in this Plan of Arrangement to a statute includes all regulations made thereunder, all amendments to such statute or regulation in force from time to time and any statute or regulation that supplements or supersedes such statute or regulation.

Section 1.06 Currency

Unless otherwise stated, all references herein to “$” or amounts of money are expressed in lawful money of Canada.

Section 1.07 Governing Law

This Plan of Arrangement shall be governed, including as to validity, interpretation and effect, by the laws of the Province of British Columbia and the laws of Canada applicable therein.

ARTICLE 2

ARRANGEMENT AGREEMENT AND BINDING EFFECT

Section 2.01 Arrangement Agreement

This Plan of Arrangement is made pursuant to, and subject to the provisions of, the Arrangement Agreement.

Section 2.02 Binding Effect

As of and from the Effective Time, this Plan of Arrangement shall be binding upon:

(a)	the Purchaser;

(b)	the Company;

(c)	Acquireco;

(d)	Spinco;

(e)	Klondex Canada;

(f)	0985472;

(g)	each of the Former Securityholders; and

(h)	the Depositary.

Section 2.03 Effective Date and Time

The exchanges, issuances and cancellations provided for in Section 3.02 shall be deemed to occur on the Effective Date at the time and in the order specified, notwithstanding that certain of the procedures related thereto are not completed until after the Effective Date.

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ARTICLE 3

ARRANGEMENT

Section 3.01 Preliminary Steps Prior to the Arrangement

The following preliminary events or transactions shall occur prior to, and shall be conditions precedent to, the implementation of the Arrangement.

(a)	The Company shall have incorporated Spinco under the BCBCA and Spinco shall have issued one common share (the “Initial Spinco Share”) to the Company.

(b)	The Company and Spinco shall have entered into the Spinco Contribution Agreement.

Section 3.02 Arrangement

At the Effective Time, unless otherwise specifically provided in this Section 3.02, the following events or transactions shall occur and shall be deemed to occur sequentially in the following order without any further act or formality:

(a)

the Purchaser shall subscribe for that number of Acquireco Common Shares, at a price of $1.00 per share, equal to the quotient obtained when (A) the fair market value of the Maximum Purchaser Shares and Maximum Cash Consideration is divided by (B) $1.00, and for greater certainty for the purposes of determining variable (A) in relation to the quotient under this Section 3.02(a), the fair market value of the Maximum Purchaser Shares and the Maximum Cash Consideration will be no less than the fair market value of the Class A Shares immediately prior to the acquisition of the Class A Shares by Acquireco pursuant to Section 3.02(k), and in connection with such share subscription:

(i)

the Purchaser shall be deemed to have directed the Depositary to hold, and the Depositary shall hold, the cash and certificates representing the Purchaser Shares delivered by the Purchaser to the Depositary in accordance with Section 3.05(a)(i) (such cash and Purchaser Shares, collectively, the “Purchaser Consideration”) for and on behalf of Acquireco, in satisfaction of the subscription price payable by the Purchaser for such Acquireco Common Shares; and

(ii)

Acquireco shall be deemed to have issued such fully paid and non-assessable Acquireco Common Shares to the Purchaser, and the stated capital account maintained by Acquireco in respect of the Acquireco Common Shares shall be increased, in respect of the Acquireco Common Shares issued pursuant to this Section 3.02(a), by an amount equal to the fair market value of the Purchaser Consideration;

(b)

notwithstanding any vesting or exercise provisions to which a Company Option might otherwise be subject (whether by contract, the terms and conditions of any Award Agreement or grant, the terms and conditions of the Company 2013 Share Incentive Plan or Company 2016 Stock Option Plan, or applicable law):

(i)

each In-the-Money Option issued and outstanding immediately prior to the Effective Time shall, without any further action by or on behalf of any holder of such In-the-Money Option, be deemed to be fully vested and shall be transferred and disposed by the holder thereof to the Company (free and clear of all Encumbrances) and cancelled in exchange for the Option Consideration, and the holder of such In-the-Money Option shall become the holder of the Company Shares comprising such Option Consideration and the central securities register of the Company shall be revised accordingly, but the holder of such Option Consideration shall not be entitled to receive a share certificate or other document representing the Option Consideration;

(ii)

each Out-of-the-Money Option issued and outstanding immediately prior to the Effective Time shall, without any further action by or on behalf of any holder of such Out-of-the-Money Option, be cancelled without any payment therefor;

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(iii)	with respect to each Company Option:

(A)	the holder thereof shall cease to be the holder of such Company Option, and shall cease to have any rights as a holder in respect of such Company Option under the applicable Company Option Plan,

(B)	such holder’s name shall be removed from the register of Company Options, and

(C)	all option agreements, Award Agreements, grants and similar instruments relating thereto shall be cancelled;

(c)

notwithstanding any vesting provisions to which a Company RSU might otherwise be subject (whether by contract, the terms and conditions of any Award Agreement or grant, the terms and conditions of the Company 2013 Share Incentive Plan or Company 2016 Stock Option Plan, or applicable law):

(i)

each Company RSU issued and outstanding immediately prior to the Effective Time shall, without any further action by or on behalf of any holder of such Company RSU, be deemed to be fully vested and shall be transferred and disposed by the holder thereof to the Company (free and clear of all Encumbrances) and cancelled in exchange for the applicable RSU Consideration, and the holder of such Company RSU shall become the holder of the Company Shares comprising such RSU Consideration and the central securities register of the Company shall be revised accordingly, but the holder of such RSU Consideration shall not be entitled to receive a share certificate or other document representing the RSU Consideration;

(ii)	with respect to each Company RSU:

(A)	the holder thereof shall cease to be the holder of such Company RSU, and shall cease to have any rights as a holder in respect of such Company RSU under the applicable Company Option Plan,

(B)	such holder’s name shall be removed from the register of Company RSUs, and

(C)	all Award Agreements, grants and similar instruments relating thereto will be cancelled;

(d)	the Company Option Plans shall be terminated;

(e)

each Company Share held by a Dissenting Shareholder shall be, and shall be deemed to be, surrendered to the Company by the holder thereof, without any further act or formality by such Dissenting Shareholder, free and clear of all Encumbrances, and each such Company Share so surrendered shall be cancelled and thereupon each Dissenting Shareholder shall cease to have any rights as a holder of such Company Shares other than a claim against the Company in an amount determined and payable in accordance with Article 4 and the name of such Dissenting Shareholder shall be removed from the securities register of holders of Company Shares;

(f)

concurrently with the surrender and cancellation of Company Shares held by Dissenting Shareholders pursuant to Section 3.02(e), the stated capital account maintained by the Company in respect of the Company Shares shall be reduced, in respect of the Company Shares cancelled pursuant to Section 3.02(e), by an amount equal to the product obtained when (A) the stated capital of all the issued and outstanding Company Shares immediately prior to the step in Section 3.02(e), is multiplied by (B) a fraction, the numerator of which is the number of Company Shares surrendered and cancelled pursuant to Section 3.02(e), and the denominator of which is the number of issued and outstanding Company Shares immediately prior to the step in Section 3.02(e);

(g)

the Company shall transfer all of its entire legal and beneficial right, title and interest in and to the Spinco Property to Spinco in consideration for the issuance by Spinco to the Company of that number of fully paid and non-assessable Spinco Shares (the “Distribution Spinco Shares”) equal to the number of Company Shares issued and outstanding immediately prior to the transfer in this Section 3.02(g) (for the avoidance of doubt, excluding any Company Shares in respect of which Dissenting Shareholders have exercised Dissent Rights), all in accordance with the terms of the Spinco Contribution Agreement;

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(h)	in the course of a reorganization of the Company’s authorized and issued share capital:

(i)

the notice of articles and articles of the Company shall be amended to create a new class of shares without par value, of which an unlimited number may be issued and which shall be designated the “Class A Shares” (the “Class A Shares”), which shall have the special rights and restrictions set forth in Schedule “A” to this Plan of Arrangement;

(ii)

each Company Share issued and outstanding immediately before the reorganization of the Company’s share capital pursuant to this Section 3.02(h) (including, without limitation, the Company Shares issued pursuant to former holders of In-the-Money Options and Company RSUs pursuant to Section 3.02(b) and Section 3.02(c), respectively, but excluding any Company Shares surrendered and cancelled in accordance with Section 3.02(e)) shall be exchanged with the Company, free and clear of any Encumbrances, for one Class A Share and one Distribution Spinco Share, and upon such exchange:

(A)	each such exchanged Company Share shall be cancelled, and the holders of such exchanged Company Shares shall be removed from the Company’s register of holders of Company Shares;

(B)	each holder of such exchanged Company Shares shall be entered in the Company’s register of holders of Class A Shares in respect of the Class A Shares issued to such holder;

(C)	the Company shall be removed from the Spinco’s register of holders of Spinco Shares in respect of the Distribution Spinco Shares; and

(D)	each holder of such exchanged Company Shares shall be entered in Spinco’s register of holders of Spinco Shares in respect of the Distribution Spinco Shares exchanged with such holder by the Company;

(iii)

concurrently with the exchange in Section 3.02(h)(ii), the stated capital account in respect of the Company Shares shall be reduced by an amount equal to the stated capital of the Company Shares immediately prior to the reorganization in Section 3.02(h), and there shall be added to the stated capital account maintained by the Company in respect of the Class A Shares, in respect of the Class A Shares issued pursuant to Section 3.02(h)(ii), the amount by which (A) the amount by which the stated capital account of the Company Shares is reduced pursuant to this Section 3.02(h)(iii), exceeds (B) the fair market value of the Distribution Spinco Shares transferred to the former holders of Company Shares pursuant to Section 3.02(h)(ii);

(i)	the Initial Spinco Share held by the Company shall be cancelled without any repayment thereon, and the Company shall be removed from the Spinco register of holders of Spinco Shares;

(j)

all of the issued and outstanding Spinco Shares shall be consolidated (the “Spinco Share Consolidation”) on the basis of one post-consolidation Spinco Share for each eight (8) pre-consolidation Spinco Shares held by a holder of Spinco Shares, and any fractional Spinco Shares resulting from such Spinco Share Consolidation shall be cancelled without payment or compensation therefor, and upon such Spinco Share Consolidation the register of holders of Spinco Shares shall be amended to reflect the Spinco Share Consolidation;

(k)	each Participating Former Securityholder receiving Class A Shares pursuant to Section 3.02(h)(ii) who:

(i)

duly and validly completes and delivers a Letter of Transmittal in accordance with Section 3.03 and Section 3.04 electing to receive the Combination Consideration in respect of all of such Participating Former Securityholder’s Company Shares;

(ii)

has not completed and delivered a Letter of Transmittal by the Election Deadline or who has otherwise failed to make a valid election to receive the Cash Consideration or the Purchaser Share Consideration is respect of all of such Participating Former Securityholder’s Company Shares; or

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(iii)	exercises Dissent Rights and is ultimately not entitled, for any reason, to be paid fair value for its Company Shares,

shall transfer, and shall be deemed to have transferred, to Acquireco, without any further act or formality by such Participating Former Securityholder, free and clear of all Encumbrances, each Class A Share held by such Participating Former Securityholder immediately prior to the exchange in this Section 3.02(k) in exchange for the Combination Consideration Cash and the Combination Consideration Purchaser Shares, and upon such exchange:

(iv)	each such Participating Former Securityholder shall be removed from the Company’s securities register of holders of Class A Shares,

(v)	Acquireco shall be entered in the Company’s securities register of holders of Class A Shares as the legal and beneficial owner of such Class A Shares, free of all Encumbrances; and

(vi)

each such Participating Former Securityholder shall, subject to the provisions of Section 3.06, be entered in the Purchaser’s securities register of holders of Purchaser Shares in respect of the Purchaser Shares payable to such Participating Former Securityholder pursuant to this Section 3.02(k);

(l)

each Participating Former Securityholder receiving Class A Shares pursuant to Section 3.02(h)(ii) who duly and validly completes and delivers a Letter of Transmittal in accordance with Section 3.03 and Section 3.04 electing to receive either the Cash Consideration or the Purchaser Share Consideration in respect of all of such Participating Former Securityholder’s Company Shares shall transfer, and shall be deemed to have transferred, to Acquireco, without any further act or formality by such Participating Former Securityholder, free and clear of all Encumbrances, each Class A Share held by such Participating Former Securityholder immediately prior to the exchange in this Section 3.02(l) in exchange for:

(i)	in the case of a Participating Former Securityholder validly electing to receive the Cash Consideration, the Cash Consideration, subject to the provisions of Section 3.02(m); and

(ii)	in the case of a Participating Former Securityholder validly electing to receive the Purchaser Share Consideration, the Purchaser Share Consideration, subject to the provisions of Section 3.02(n),

and upon such exchange:

(iii)	each such Participating Former Securityholder shall be removed from the Company’s securities register of holders of Class A Shares,

(iv)	Acquireco shall be entered in the Company’s securities register of holders of Class A Shares as the sole legal and beneficial owner of such Class A Shares, free of all Encumbrances; and

(v)

each such Participating Former Securityholder shall, subject to the provisions of Section 3.02(m) or Section 3.02(n), as applicable, and Section 3.06, be entered in the Purchaser’s securities register of holders of Purchaser Shares in respect of the Purchaser Shares, if any, payable to such Participating Former Securityholder;

(m)

in the event that (A) the sum of (I) the aggregate Combination Consideration Cash payable pursuant to Section 3.02(k) and (II) the Aggregate Elected Cash, exceeds (B) the Maximum Cash Consideration, each Participating Former Securityholder who validly elects to receive the Cash Consideration in respect of all of such Participating Former Securityholder’s Company Shares shall, notwithstanding Section 3.02(l)(i):

(i)

only be entitled to receive the Cash Consideration for that portion of their Class A Shares equal to a fraction, rounded to six decimal places, the numerator of which is the Maximum Cash Consideration minus the aggregate Combination Consideration Cash payable pursuant to Section 3.02(k), and the denominator of which is the Aggregate Elected Cash; and

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(ii)

be entitled to receive the Purchaser Share Consideration for the remaining portion of their Class A Shares (including, for the avoidance of doubt, a corresponding portion of the Purchaser Share Consideration for any fractional Class A Share included in such remaining portion);

(n)

in the event that (A) the sum of (I) the aggregate Combination Consideration Purchaser Shares payable pursuant to Section 3.02(k) and (II) the Aggregate Elected Purchaser Shares, exceeds (B) the Maximum Purchaser Share Consideration, each Participating Former Securityholder who validly elects to receive the Purchaser Share Consideration shall, notwithstanding Section 3.02(l)(ii):

(i)

only be entitled to receive the Purchaser Share Consideration for that portion of their Class A Shares equal to a fraction, rounded to six decimal places, the numerator of which is the Maximum Purchaser Share Consideration minus the aggregate Combination Consideration Purchaser Shares payable pursuant to Section 3.02(k), and the denominator of which is the Aggregate Elected Purchaser Shares; and

(ii)

be entitled to receive the Cash Consideration for the remaining portion of their Class A Shares (including, for the avoidance of doubt, any fractional Class A Share included in such remaining portion);

(o)

the resignations of the Existing Company Directors, and the appointment of the New Company Directors, shall be deemed to be effective immediately following the transfers of the Class A Shares to Acquireco pursuant to Section 3.02(k) and Section 3.02(l);

(p)

upon the resignation of the Existing Company Directors becoming effective, each Company DSU outstanding immediately prior to the Effective Time shall be cancelled in exchange for a cash payment by the Company to the holder of such Company DSU equal to the Company Share Value;

(q)	the Company DSU Plan shall be terminated;

(r)	the Company shall file with the CRA an election pursuant to section 89(1) of the Tax Act to cease to be a public corporation for purposes of the Tax Act;

(s)	the notice of articles of 0985472 shall be altered to provide that 0985472 shall become an unlimited liability company, and that the name of 0985472 shall be “0985472 BC Unlimited Liability Company”;

(t)

the notice of articles of the Company shall be altered to provide that the Company shall become an unlimited liability company, and that the name of the Company shall be “Klondex Unlimited Liability Company”;

(u)	the aggregate stated capital maintained by 0985472 in respect of its shares shall be reduced to $1.00 without any repayment of capital in respect thereof;

(v)

the Company and 0985472 shall amalgamate (the “First Amalgamation”) to form one unlimited liability company (“Amalco One ULC”) under section 288 of the BCBCA, and from and after the Effective Date at the time of the step contemplated by this Section 3.02(v):

(i)

the property, rights and interests of each of the Company and 0985472 shall continue to be the property, rights and interests of Amalco One, and for greater certainty the First Amalgamation will not constitute a transfer or assignment of the rights or obligations of either of the Company or 0985472 under any such rights, contracts, permits and interests;

(ii)	Amalco One shall continue to be liable for the obligations of each of the Company and 0985472;

(iii)	an existing cause of action, claim or liability to prosecution of the Company or Amalco One shall be unaffected;

(iv)	a legal proceeding being prosecuted or pending by or against the Company or Amalco One may be prosecuted, or its prosecution may be continued, as the case may be, by or against Amalco One;

(v)	a conviction against, or a ruling, order or judgment in favour of or against the Company or 0985472 may be enforced by or against Amalco One;

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(vi)

Acquireco shall receive on the amalgamation one Amalco One common share in exchange for each Class A Share held by it immediately prior to the First Amalgamation, and all of the issued and outstanding shares in the capital of 0985472 shall be cancelled without any repayment of capital in respect thereof;

(vii)	the name of Amalco One shall be “Klondex Mines Unlimited Liability Company”;

(viii)	Amalco One shall be authorized to issue an unlimited number of common shares without par value;

(ix)	the articles and notice of articles of Amalco One shall be in the form of the Company’s articles and notice of articles;

(x)	the first directors of Amalco One following the amalgamation shall be the New Company Directors; and

(xi)	the stated capital of the common shares of Amalco One will be an amount equal to the stated capital attributable to the Class A Shares of the Company immediately prior to the amalgamation;

(w)	the aggregate stated capital maintained by Amalco One in respect of its common shares shall be reduced to $1.00 without any repayment of capital in respect thereof;

(x)

Acquireco and Amalco One shall amalgamate (the “Second Amalgamation”) to form one unlimited liability company (“Amalco Two ULC”) under section 288 of the BCBCA, and from and after the Effective Date at the time of the step contemplated by this Section 3.02(x):

(i)

the property, rights and interests of each of Acquireco and Amalco One shall continue to be the property, rights and interests of Amalco Two, and for greater certainty, the Second Amalgamation will not constitute a transfer or assignment of the rights or obligations of either of Acquireco or Amalco One under any such rights, contracts, permits and interests;

(ii)	Amalco Two shall continue to be liable for the obligations of each of Acquireco and Amalco One;

(iii)	an existing cause of action, claim or liability to prosecution of Acquireco or Amalco One shall be unaffected;

(iv)	a legal proceeding being prosecuted or pending by or against Acquireco or Amalco One may be prosecuted, or its prosecution may be continued, as the case may be, by or against Amalco Two;

(v)	a conviction against, or a ruling, order or judgment in favour of or against Acquireco or Amalco One may be enforced by or against Amalco Two;

(vi)

the Purchaser shall receive on the amalgamation one Amalco Two common share in exchange for each Acquireco Common Share held by it immediately prior to the Second Amalgamation, and all of the issued and outstanding common shares of Amalco One shall be cancelled without any repayment of capital in respect thereof;

(vii)	the name of Amalco Two shall be “Klondex Mines Unlimited Liability Company”;

(viii)	Amalco Two shall be authorized to issue an unlimited number of common shares without par value;

(ix)	the articles and notice of articles of Amalco Two shall be in the form of Acquireco’s articles and notice of articles;

(x)	the first annual general meeting of Amalco Two shall be held within 18 months from the Effective Date;

(xi)	the first directors of Amalco Two following the amalgamation shall be the New Company Directors; and

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(xii)	the stated capital of the common shares of Amalco Two will be an amount equal to the stated capital attributable to the Acquireco Common Shares immediately prior to the amalgamation; and

(y)

Spinco shall issue the Purchaser Spinco Shares to the Purchaser in consideration for the payment of the Purchaser Spinco Subscription Amount, and the Depositary shall release the Purchaser Spinco Subscription Amount to Spinco, and upon payment of the Purchaser Spinco Subscription Amount in accordance with this Section 3.02(y) Spinco shall be deemed to have issued such fully paid and non-assessable Purchaser Spinco Shares to the Purchaser, and the stated capital account maintained by Spinco in respect of the Spinco Common Shares shall be increased, in respect of the Purchaser Spinco Shares issued pursuant to this Section 3.02(y), by an amount equal to the Canadian dollar equivalent of the Purchaser Spinco Subscription Amount.

Section 3.03 Consideration Election

(a)

Each Participating Former Securityholder will be entitled to make an election in the Letter of Transmittal, in accordance with the provisions of this Section 3.03 and Section 3.04 and the Letter of Transmittal, to receive either (i) the Combination Consideration, (ii) the Cash Consideration or (iii) the Purchaser Share Consideration with respect to all, but not less than all, of their Company Shares. Any such election, in the case of Participating Former Securityholders electing to receive the Cash Consideration or the Purchaser Share Consideration, shall be subject to the pro-ration limitations in Section 3.02(m) and Section 3.02(n), as applicable. A Participating Former Securityholder who fails to make a valid election in accordance with the provisions of this Section 3.03 and Section 3.04 will be deemed to have made an election to receive the Combination Consideration with respect to all of such Participating Former Securityholder’s Company Shares.

(b)

The deadline by which the election must be received by the Depositary (the “Election Deadline”) shall be 5:00 p.m. [(Vancouver time)] on ●, 2018 (the “Initial Election Deadline”), unless otherwise extended by the Purchaser and the Company in writing in accordance with this Section 3.03.

(c)

If, after the Letter of Transmittal has been mailed to Participating Former Securityholders, the Purchaser and the Company determine that the Effective Date is not reasonably likely to occur by the tenth Business Day after the Initial Election Deadline, then the Election Deadline shall be extended to a date which the Purchaser and the Company expect to be not more than ten Business Days before the Effective Date.

(d)

If the Election Deadline is extended, then the Company shall provide at least five days’ notice of the new Election Deadline (and shall provide such notice prior to the Initial Election Deadline if practicable) to Participating Former Securityholders by means of publication, at least once, in The Globe and Mail (national edition) or any other English language daily newspaper of general circulation in Canada.

(e)	Any duly completed Letter of Transmittal deposited by the Initial Election Deadline shall not be required to be re-deposited if the Election Deadline is extended pursuant to this Section 3.03.

(f)

The Letter of Transmittal shall be sent not less than 21 days prior to the Initial Election Deadline to (i) each holder of record of Company Shares, and (ii) each Participating Former Securityholder other than a Company Shareholder.

Section 3.04 Method of Election

The election contemplated by Section 3.03(a) shall be made as follows:

(a)	a Participating Former Securityholder shall make such election by depositing with the Depositary by the Election Deadline:

(i)	an irrevocable Letter of Transmittal duly signed and completed in accordance with the provisions thereof, indicating such Participating Former Securityholder’s election; and

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(ii)	if applicable, the certificates representing such Participating Former Securityholder’s Company Shares;

(b)	any Letter of Transmittal once so deposited with the Depositary shall be irrevocable and may not be withdrawn by the Participating Former Securityholder;

(c)

any Participating Former Securityholder who does not deposit with the Depositary a duly completed Letter of Transmittal, together with the certificates representing such Participating Former Securityholder’s Company Shares, prior to the Election Deadline, or who otherwise fails to fully comply with the requirements of Section 3.03 and this Section 3.04 (including any Participating Former Securityholder who attempts to exercise but does not validly exercise Dissent Rights), shall be deemed to have elected to receive the Combination Consideration in respect of all such Participating Former Securityholder’s Company Shares;

(d)	any deposit of a Letter of Transmittal and accompanying certificates may be made at any of the addresses of the Depositary specified in the Letter of Transmittal; and

(e)

a Participating Former Securityholder who holds Company Shares as a nominee, custodian, depositary, trustee or in any other representative capacity for beneficial owners of Company Shares may submit a separate Letter of Transmittal for each beneficial owner of such Company Shares.

Section 3.05 Pre-Effective Time Procedures

(a)	Following the receipt of the Final Order and no later than one Business Day prior to the Effective Date:

(i)

the Purchaser and Acquireco shall deliver or arrange to be delivered to the Depositary (A) the Maximum Cash Consideration and (B) certificates representing the Maximum Purchaser Shares, which Maximum Cash Consideration and certificates shall be held by the Depositary as agent and nominee for such Participating Former Securityholders for distribution to such Participating Former Securityholders in accordance with the provisions of Article 5;

(ii)

the Purchaser shall deliver or arrange to be delivered to the Depositary cash in an amount sufficient to pay the Purchaser Spinco Subscription Amount, which cash shall be held by the Depositary as agent and nominee for Spinco for distribution to Spinco in accordance with the provisions of Section 3.02(y);

(iii)

Spinco shall deliver or arrange to be delivered to the Depositary certificates representing the Spinco Shares required to be delivered to Participating Former Securityholders pursuant to Section 3.02 (after giving effect to the Spinco Share Consolidation), which certificates shall be held by the Depositary as agent and nominee for such Participating Former Securityholders for distribution to such Participating Former Securityholders in accordance with the provisions of Article 5; and

(iv)

Spinco shall deliver or arrange to be delivered to the Depositary certificates representing the Purchaser Spinco Shares, which certificates shall be held by the Depositary as agent and nominee for the Purchaser for distribution to the Purchaser in accordance with the provisions of Section 3.02(y);

(b)

Subject to the provisions of Section 3.06 and Article 5, on the Effective Date the Participating Former Securityholders shall be entitled to receive delivery of the cash and share certificates comprising the Arrangement Consideration to which they are entitled pursuant to Section 3.02.

Section 3.06 No Fractional Shares

No fractional Purchaser Shares or Spinco Shares shall be issued to Former Securityholders in connection with this Plan of Arrangement. The total number of Purchaser Shares or Spinco Shares to be issued to any Former Securityholder shall, without additional compensation, be rounded down to the nearest whole Purchaser Share or Spinco Share, as applicable, in the event that a Former Securityholder is entitled to a fractional share.

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ARTICLE 4

DISSENT RIGHTS

Section 4.01 Dissent Rights

Pursuant to the Interim Order, registered Company Shareholders may exercise rights of dissent (“Dissent Rights”) under Division 2 of Part 8 of the BCBCA, as modified by this Article 4, the Interim Order and the Final Order, with respect to Company Shares in connection with the Arrangement, provided that the written notice of dissent to the Arrangement Resolution contemplated by Section 242 of the BCBCA must be sent to the Company by holders who wish to dissent at least two Business Days before the Company Meeting (or any date to which the Company Meeting may be postponed or adjourned), and provided further that holders who exercise such rights of dissent and who:

(a)

are ultimately entitled to be paid fair value for their Company Shares (which fair value shall be the fair value of such shares immediately before the passing by the Affected Securityholders of the Arrangement Resolution) shall be paid an amount in cash equal to such fair value by the Company (including any successor or successors to the Company by amalgamation); and

(b)

are ultimately not entitled, for any reason, to be paid fair value for their Company Shares shall be deemed to have participated in the Arrangement, as of the Effective Time, on the same basis as a non-dissenting Company Shareholder who validly elected to receive the Combination Consideration in respect of all of their Company Shares, but in no case shall the Purchaser, the Company, Acquireco or any other person be required to recognize Company Shareholders who exercise Dissent Rights as Company Shareholders after the time that is immediately prior to the Effective Time, and the names of such registered Company Shareholders who exercise Dissent Rights shall be deleted from the central securities register as holders of Company Shares at the Effective Time and their Company Shares shall be deemed to be surrendered to the Company and cancelled in accordance with Section 3.02(e).

ARTICLE 5

DELIVERY OF ARRANGEMENT CONSIDERATION

Section 5.01 Delivery of Arrangement Consideration

(a)

On the Effective Date, each Participating Former Securityholder shall be entitled to receive, and the Depositary shall, provided such Participating Former Securityholder has otherwise complied with this Article 5, deliver to such Participating Former Securityholder, following the Effective Time, the Arrangement Consideration that such Former Securityholder is entitled to receive in accordance with Section 3.02 and Section 3.06.

(b)

Upon surrender to the Depositary for cancellation of a certificate that immediately before the Effective Time represented one or more outstanding Company Shares that were exchanged for Class A Shares and Spinco Shares in accordance with Section 3.02, together with such other documents and instruments as would have been required to effect the transfer of the Company Shares formerly represented by such certificate under the terms of such certificate, the BCBCA or the articles of the Company, and such additional documents and instruments as the Depositary may reasonably require, the holder of such surrendered certificate shall be entitled to receive in exchange therefor, and the Depositary shall deliver to such holder following the Effective Time, the Arrangement Consideration that such holder is entitled to receive in accordance with Section 3.02 and Section 3.06.

(c)

After the Effective Time and until surrendered for cancellation as contemplated by Section 5.01(b) hereof, each certificate that immediately prior to the Effective Time represented one or more Company Shares shall, following completion of the transactions described in Section 3.02, be deemed at all times to represent only the right to receive in exchange therefor the Arrangement Consideration that the holder of such certificate is entitled to receive in accordance with Section 3.02.

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Section 5.02 Lost Certificates

In the event any certificate that, immediately prior to the Effective Time, represented one or more outstanding Company Shares that were exchanged for Class A Shares and Spinco Shares in accordance with Section 3.02 shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the holder claiming such certificate to be lost, stolen or destroyed, the Depositary shall deliver, in exchange for such lost, stolen or destroyed certificate, the cash and certificates representing the aggregate Arrangement Consideration that such holder is entitled to receive in accordance with Section 3.02. When authorizing such delivery of a certificate representing Purchaser Shares or Spinco Shares that such holder is entitled to receive in exchange for such lost, stolen or destroyed certificate, the holder to whom certificates representing such Purchaser Shares or Spinco Shares is to be delivered shall, as a condition precedent to the delivery of the cash and certificates representing such Arrangement Consideration, give a bond satisfactory to the Purchaser, Spinco and the Depositary in such amount as the Purchaser, Spinco and the Depositary may direct, or otherwise indemnify the Purchaser, Spinco and the Depositary, in a manner satisfactory to the Purchaser, Spinco and the Depositary, against any claim that may be made against the Purchaser, Spinco or the Depositary with respect to the certificate alleged to have been lost, stolen or destroyed, and shall otherwise take such actions as may be required by the articles of the Company.

Section 5.03 Distributions with Respect to Unsurrendered Certificates

No dividend or other distribution declared or made after the Effective Time with respect to Purchaser Shares or Spinco Shares with a record date after the Effective Time shall be delivered to the holder of any unsurrendered certificate that, immediately prior to the Effective Time, represented outstanding Company Shares unless and until the holder of such certificate shall have complied with the provisions of Section 5.01 or Section 5.02. Subject to applicable law and to Section 5.04, at the time of such compliance, there shall, in addition to the delivery of a certificate representing the Purchaser Shares and Spinco Shares to which such holder is thereby entitled, be delivered to such holder, without interest, the amount of any dividends or other distributions with a record date after the Effective Time theretofore paid with respect to such Purchaser Shares and Spinco Shares, as applicable.

Section 5.04 Withholding Rights

The Purchaser, Acquireco, the Company, Spinco and the Depositary shall be entitled to deduct and withhold from any consideration payable or otherwise deliverable to a Former Securityholder pursuant to the Arrangement and from any and all dividends or other distributions otherwise payable to any Former Securityholder such amounts as the Purchaser, Acquireco, the Company, Spinco or the Depositary is required or permitted to deduct and withhold with respect to such payment under the Tax Act, the U.S. Tax Code or any provision of any applicable federal, provincial, state, local or foreign tax law or treaty, in each case, as amended, and may sell on behalf of a Former Securityholder any Purchaser Shares or Spinco Shares deliverable to such Former Securityholder, in order to remit to a taxing authority a sufficient amount to comply with such tax laws. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes hereof as having been paid to the particular person in respect of which such deduction and withholding was made, provided that such withheld amounts are actually remitted to the appropriate taxing authority. Without restricting the intent of the above, the Purchaser, Acquireco, the Company, Spinco or the Depositary shall withhold from any Arrangement Consideration payable to a Company Optionholder or Company RSU Holder, and/or sell any component of the Arrangement Consideration deliverable to any Company Optionholder or Company RSU Holder in order to remit to a taxing authority or remit to the Company for remittance to a taxing authority, a sufficient amount to comply with tax laws in respect of the cancellation of the Company Options and Company RSUs pursuant to the Plan of Arrangement.

Section 5.05 Limitation and Proscription

To the extent that a Participating Former Securityholder shall not have complied with the provisions of Section 5.01 or Section 5.02 on or before the date that is three years after the Effective Date (the “final

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proscription date”), then the aggregate Cash Consideration to which such Participating Former Securityholder was entitled shall be returned to the Purchaser and the Purchaser Shares and Spinco Shares that such Participating Former Securityholder was entitled to receive shall be automatically cancelled without any repayment of capital in respect thereof and the certificates representing such Purchaser Shares and the Spinco Shares shall be delivered by the Depositary to the Purchaser or Spinco, as applicable, and the interest of the Participating Former Securityholder in such Cash Consideration, Purchaser Shares and Spinco Shares to which it was entitled shall be terminated as of such final proscription date.

ARTICLE 6

AMENDMENTS

Section 6.01 Amendments to Plan of Arrangement

(a)

The Purchaser and the Company reserve the right to amend, modify or supplement this Plan of Arrangement at any time and from time to time, provided that each such amendment, modification or supplement must be (i) set out in writing, (ii) agreed to in writing by the Purchaser and the Company, (iii) filed with the Court and, if made following the Company Meeting, approved by the Court, and (iv) communicated to Affected Securityholders if and as required by the Court.

(b)

Any amendment, modification or supplement to this Plan of Arrangement may be proposed by the Company at any time prior to the Company Meeting provided that the Purchaser shall have consented thereto in writing, with or without any other prior notice or communication, and, if so proposed and accepted by the persons voting at the Company Meeting (other than as may be required under the Interim Order), shall become part of this Plan of Arrangement for all purposes.

(c)

Any amendment, modification or supplement to this Plan of Arrangement that is approved by the Court following the Company Meeting shall be effective only if: (i) it is consented to in writing by each of the Purchaser and the Company; and (ii) if required by the Court, it is consented to by the Affected Securityholders voting in the manner directed by the Court.

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Schedule “A” to Plan of Arrangement

Special Rights and Restrictions of the Class A Shares

The Class A Common Shares shall have the following rights, privileges, restrictions and conditions attached thereto:

(a)

Dividends: The holders of the Class A Shares are entitled to receive dividends, if, as and when declared by the board of directors of the Company out of the assets of the Company properly applicable to the payment of dividends in such amounts and payable at such times and at such place or places in Canada as the board of directors of the Company may from time-to-time determine. Subject to the rights of the holders of any other class of shares of the Company entitled to receive dividends in priority to or rateably with the Class A Shares, the board of directors of the Company may in its sole discretion declare dividends on the Class A Shares to the exclusion of any other class of shares of the Company;

(b)

Voting Rights: The holders of the Class A Shares are entitled to receive notice of and to attend all annual and special meetings of the shareholders of the Company, and to two votes at all such meetings in respect of each Class A Share held;

(c)

Participation upon Liquidation, Dissolution or Winding-Up: In the event of the liquidation, dissolution or winding-up of the Company or other distribution of assets of the Company among its shareholders for the purpose of winding-up its affairs, the holders of the Class A Shares shall, subject to the rights of the holders of any other class of shares of the Company upon such a distribution in priority to the Class A Shares, be entitled to participate rateably in any distribution of the assets of the Company; and

(d)

Modification of Rights: The rights and restrictions attached to the Class A Shares shall not be modified unless the holders of the Class A Shares consent thereto by separate resolution. Such consent may be obtained in writing signed by the holders of all of the issued and outstanding Class A Shares or by a resolution passed by at least 75% of the votes cast at a separate meeting of the holders of Class A Shares who are present in person or represented by proxy at such meeting;

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SCHEDULE B

ARRANGEMENT RESOLUTION

RESOLUTION OF THE SHAREHOLDERS

OF KLONDEX MINES LTD.

(THE “COMPANY”)

BE IT RESOLVED AS A SPECIAL RESOLUTION THAT:

1.

The arrangement (as it may be, or may have been, modified or amended in accordance with its terms, the “Arrangement”) under Division 5 of Part 9 of the Business Corporations Act (British Columbia) (the “BCBCA”) involving the Company and its securityholders, all as more particularly described and set forth in the Management Information Circular of the Company dated ●, 2018 (the “Circular”), is hereby authorized, approved and adopted.

2.

The plan of arrangement (as it may be, or may have been, modified or amended in accordance with its terms, the “Plan of Arrangement”) involving the Company and its securityholders and implementing the Arrangement, the full text of which is attached as Appendix ● to the Circular is hereby authorized, approved and adopted.

3.

The Arrangement Agreement (as it may be amended from time to time in accordance with its terms, the “Arrangement Agreement”) dated as of March 16, 2018 between the Company and Hecla Mining Company and 1156291 B.C. Unlimited Liability Company and all the transactions contemplated therein, the actions of the directors of the Company in approving the Arrangement and the Arrangement Agreement and the actions of the directors and officers of the Company in executing and delivering the Arrangement Agreement and causing the performance by the Company of its obligations thereunder are hereby confirmed, ratified, authorized and approved.

4.

The Company be and is hereby authorized to apply for a final order from the Supreme Court of British Columbia to approve the Arrangement on the terms set forth in the Arrangement Agreement and the Plan of Arrangement (as they may be amended, modified or supplemented and as described in the Circular).

5.

Notwithstanding that this resolution has been passed (and the Arrangement approved and agreed to) by the securityholders of the Company, or that the Arrangement has been approved by the Supreme Court of British Columbia, the directors of the Company are hereby authorized and empowered without further approval of any shareholders of the Company:

(a)	to amend the Arrangement Agreement or the Plan of Arrangement to the extent permitted by the Arrangement Agreement or Plan of Arrangement; and

(b)	subject to the terms and conditions of the Arrangement Agreement, not to proceed with the Arrangement at any time prior to the Effective Time (as defined in the Arrangement Agreement).

6.

Any officer or director of the Company is hereby authorized for and on behalf of the Company to execute and deliver for filing with the Registrar under the BCBCA any and all documents as are necessary or desirable to give effect to the Arrangement in accordance with the Arrangement Agreement or the Plan of Arrangement, such determination to be conclusively evidenced by the execution and delivery of such articles of arrangement and such other documents.

7.

Any one director or officer of the Company is hereby authorized, empowered and instructed, acting for, in the name and on behalf of the Company, to execute or cause to be executed, under the seal of the Company or otherwise, and to deliver or to cause to be delivered, all such other documents and to do or to cause to be done all such other acts and things as in such person’s opinion may be necessary or desirable in order to carry out the intent of the foregoing paragraphs of these resolutions and the matters authorized thereby, such determination to be conclusively evidenced by the execution and delivery of such document or the doing of such act or thing.

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SCHEDULE C

FORM OF SUPPORT AGREEMENT

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VOTING AGREEMENT

THIS AGREEMENT is made as of the      day of March, 2018.

BETWEEN:

(the “Shareholder”)

- and –

Hecla Mining Company, a corporation existing under the laws of the State of

Delaware

(the “Purchaser”)

WHEREAS:

A.

the Shareholder is the registered and/or beneficial owner of that number of issued and outstanding common shares, incentive stock options, restricted share units, deferred share units and/or share purchase warrants in the capital of Klondex Mines Ltd. (the “Company”), a corporation existing under the laws of British Columbia, set forth on the Shareholder’s signature page attached to this Agreement;

B.

the Purchaser, 1156291 B.C. Unlimited Liability Company, a wholly owned subsidiary of the Purchaser, and the Company have entered into an arrangement agreement concurrently with the entering into of this Agreement (the “Arrangement Agreement”) and propose, subject to the terms and conditions of the Arrangement Agreement, to consummate an arrangement as set forth in the plan of arrangement attached to the Arrangement Agreement (the “Arrangement”); and

C.	the Shareholder acknowledges that the Purchaser would not enter into the Arrangement Agreement but for the execution and delivery of this Agreement by the Shareholder.

NOW THEREFORE this Agreement witnesses that, in consideration of the premises and the covenants and agreements herein contained, the parties hereto agree as follows:

ARTICLE 1

INTERPRETATION

Section 1.1 Definitions

All terms used in this Agreement that are not defined herein and that are defined in the Arrangement Agreement shall have the respective meanings ascribed to them in the Arrangement Agreement.

For the purposes of this Agreement:

“Subject DSUs” means that number of Company DSUs set forth on the Shareholder’s signature page attached to this Agreement, being all of the Company DSUs owned legally or beneficially by the Shareholder or over which the Shareholder exercises control or direction;

“Subject Options” means that number of Options set forth on the Shareholder’s signature page attached to this Agreement, being all of the Options owned legally or beneficially by the Shareholder or over which the Shareholder exercises control or direction;

“Subject RSUs” means that number of Company RSUs set forth on the Shareholder’s signature page attached to this Agreement, being all of the Company RSUs owned legally or beneficially by the Shareholder or over which the Shareholder exercises control or direction;

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“Subject Securities” means, collectively, the Shareholder’s Subject Shares, Subject Options, Subject RSUs, Subject DSUs and Subject Warrants;

“Subject Shares” means that number of Company Shares set forth on the Shareholder’s signature page attached to this Agreement, being all of the Company Shares owned legally or beneficially, either directly or indirectly, by the Shareholder or over which the Shareholder exercises control or direction, either directly or indirectly, and shall further include any Company Shares issued upon the exercise by the Shareholder of Company Options, Company Warrants, Company RSUs or otherwise acquired by the Shareholder after the date hereof; and

“Subject Warrants” means that number of Company Warrants set forth on the Shareholder’s signature page attached to this Agreement, being all of the Company Warrants owned legally or beneficially by the Shareholder or over which the Shareholder exercises control or direction.

ARTICLE 2

COVENANTS

Section 2.1 General Covenants of the Shareholder

The Shareholder hereby covenants and agrees in favour of the Purchaser that, from the date hereof until the termination of this Agreement in accordance with Article 4, except as permitted by this Agreement:

(a)

at any Company Meeting of securityholders called to vote upon the Arrangement Agreement or the transactions contemplated by the Arrangement Agreement or at any adjournment or postponement thereof or in any other circumstances upon which a vote, consent or other approval (including by written consent in lieu of a Company Meeting) with respect to the Arrangement Agreement or the transactions contemplated by the Arrangement Agreement is sought, the Shareholder shall cause its Subject Securities (which have the right to vote at such meeting) to be counted as present for purposes of establishing a quorum and shall vote (or cause to be voted) its Subject Securities (which have the right to vote at such meeting) in favour of the approval of the Arrangement and any other matter necessary for the consummation of the transactions contemplated by the Arrangement Agreement;

(b)

at any Meeting of securityholders of the Company or at any adjournment or postponement thereof or in any other circumstances upon which a vote, consent or other approval of all or some of the securityholders of the Company is sought (including by written consent in lieu of a Company Meeting), the Shareholder shall cause its Subject Securities (which have the right to vote at such meeting) to be counted as present for purposes of establishing quorum and shall, unless otherwise directed by the Purchaser in writing, vote (or cause to be voted) its Subject Securities (which have the right to vote at such meeting) against (1) any Acquisition Proposal, (2) any action, proposal, transaction or agreement which could reasonably be expected to result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Shareholder under this Agreement and (3) any action, proposal, transaction or agreement that could reasonably be expected to impede, interfere with, delay, discourage, adversely affect or inhibit the timely consummation of the transactions contemplated by the Arrangement Agreement or change in any manner the voting rights of any class of shares of the Company (including any amendments to the notice or article or articles of the Company);

(c)	subject to Section 5.1, the Shareholder shall not, directly or indirectly, through any officer, director, employee, representative, agent or otherwise, and shall not permit any such person to:

(i)

solicit, assist, initiate, knowingly encourage or otherwise facilitate (including by way of furnishing or providing copies of, access to, or disclosure of, any confidential information, properties, facilities, books or records of the Company or entering into any form of agreement, arrangement or understanding) any inquiry, proposal or offer that constitutes or may reasonably be expected to constitute or lead to, an Acquisition Proposal;

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(ii)

enter into or otherwise engage or participate in any substantive discussions or negotiations with any person (other than the Purchaser and its affiliates) regarding any inquiry, proposal or offer that constitutes or may reasonably be expected to constitute or lead to, an Acquisition Proposal;

(iii)	withdraw, amend, modify or qualify, or publicly propose or state an intention to withdraw, amend, modify or qualify support for the transactions contemplated by the Arrangement Agreement;

(iv)	accept, approve, endorse or recommend, or publicly propose to accept, approve, endorse or recommend any publicly disclosed Acquisition Proposal; or

(v)	accept or enter into or publicly propose to accept or enter into any agreement, understanding or arrangement in respect of an Acquisition Proposal;

(d)

the Shareholder will immediately cease and cause to be terminated any existing solicitation, discussion or negotiation commenced prior to the date of this Agreement with any person (other than the Purchaser) by such Shareholder or, if applicable, any of its officers, directors, employees, representatives or agents with respect to any potential Acquisition Proposal, whether or not initiated by the Shareholder or any of its officers, directors, employees, representatives or agents;

(e)

the Shareholder agrees not to directly or indirectly (i) sell, transfer, assign, grant a participation interest in, option, pledge, hypothecate, grant a security interest in or otherwise convey or encumber (each, a “Transfer”), or enter into any agreement, option or other arrangement with respect to the Transfer of, any of its Subject Securities to any person, other than pursuant to the Arrangement Agreement, or (ii) grant any proxies or power of attorney, deposit any of its Subject Securities (to which voting rights attach) into any voting trust or enter into any voting arrangement, whether by proxy, voting agreement or otherwise, with respect to its Subject Securities, other than pursuant to this Agreement;

(f)

subject to Section 5.1, the Shareholder shall not take any other action of any kind, directly or indirectly, which would reasonably be expected to reduce the success of, or delay or interfere with the completion of the transactions contemplated by the Arrangement Agreement, unless otherwise directed in writing by the Purchaser;

(g)

subject to Section 5.1, the Shareholder shall as a holder of Subject Securities cooperate with the Company and the Purchaser to successfully complete the Arrangement and the other transactions contemplated by the Arrangement Agreement and this Agreement and to oppose any of the matters listed in Section 2.1(b);

(h)	the Shareholder shall not exercise any rights of appraisal or rights of dissent from the Arrangement or the transactions contemplated by the Arrangement Agreement that the Shareholder may have;

(i)

solely in the event of a failure by the Shareholder to act in accordance with Shareholder’s obligations as to voting pursuant to Sections 2.1(a) and (b) above, the Shareholder hereby appoints the Purchaser and any designee of Purchaser, and each of them individually, its proxies and attorneys-in-fact, with full power of substitution and resubstitution, to vote during the term of this Agreement with respect to the Subject Shares in accordance with Sections 2.1(a) and (b). This proxy and power of attorney is given solely to secure the performance of the duties of Shareholder under this Agreement. The Shareholder shall take such further action or execute such forms of proxy, voting instructions or similar instruments as may be necessary to effectuate the intent of this proxy. This proxy and power of attorney granted by the Shareholder shall be irrevocable during the term of this Agreement, shall be deemed to be coupled with an interest sufficient in law to support an irrevocable proxy and shall revoke any and all prior proxies granted by the Shareholder with respect to the Subject Shares. The power of attorney granted by the Shareholder herein is a durable power of attorney and shall survive the bankruptcy of Shareholder. The proxy and power of attorney granted hereunder shall terminate upon the termination of this Agreement; and

(j)

without limiting the generality of Section 5.2, no later than ten business days prior to the date of the Company Meeting: (i) with respect to any Subject Securities that are registered in the name of the

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Shareholder, the Shareholder shall deliver or cause to be delivered, in accordance with the instructions set out in the Circular of the Company and with a copy to the Purchaser concurrently with such delivery, a duly executed proxy or proxies directing the holder of such proxy or proxies to vote such Subject Securities (which have the right to vote) in favour of the Arrangement; and (ii) with respect to any Subject Securities (which have the right to vote) that are beneficially owned by the Shareholder but not registered in the name of the Shareholder, the Shareholder shall deliver a duly executed voting instruction form to the intermediary through which the Shareholder holds its beneficial interest in the Shareholder’s Subject Securities, with a copy to the Purchaser concurrently, instructing that the Shareholder’s Subject Securities be voted at the Company Meeting in favour of the Arrangement. Such proxy or proxies shall name those individuals as may be designated by the Company in the Circular of the Company and such proxy or proxies or voting instructions shall be revoked upon the earlier of: (i) the written consent of the Purchaser or (ii) upon the termination of this Agreement.

Section 2.2 Co-operation/Alternative Transaction

If the Purchaser and the Company conclude after the date of this Agreement that it is necessary or desirable to proceed with a form of transaction other than pursuant to the Arrangement Agreement (including, without limitation, a take-over bid) whereby the Purchaser and/or its affiliates would effectively acquire all the Subject Shares on economic terms and other terms and conditions having consequences to the Shareholder that are substantially equivalent to or better than those contemplated by the Arrangement Agreement (any such transaction is referred to as an “Alternative Transaction”), the Shareholder agrees to (as applicable) support the completion of the Alternative Transaction in the same manner as this Agreement provides with respect to the Arrangement, including, in the case of a take-over bid, by causing all of the Shareholder’s Subject Shares to be validly tendered in acceptance of such take-over bid together with the letter of transmittal and, if applicable, notice of guaranteed delivery, and any other documents required in accordance with such take-over bid, and will not withdraw the Shareholder’s Subject Shares from such take-over bid except as expressly otherwise provided in this Agreement.

Section 2.3 Covenants of the Purchaser

The Purchaser hereby agrees to comply with its obligations under the Arrangement Agreement. The Purchaser hereby agrees and confirms to the Shareholder that it shall use its commercially reasonable efforts to complete the Arrangement and cause the Consideration to be made available to pay for the Subject Securities in accordance with and subject to the terms and conditions of the Arrangement Agreement and the Plan of Arrangement. The Purchaser hereby covenants and agrees that it shall not, without the prior written consent of the Shareholder: (i) decrease the Consideration payable per Subject Security pursuant to the Arrangement; (ii) change the amount or form of Consideration payable pursuant to the Arrangement (other than to increase the total Consideration per Subject Security or to add additional Consideration); (iii) impose additional conditions to completion of the Arrangement; or (iv) otherwise substantively vary the Arrangement or any terms or conditions thereof in a manner that is materially adverse to shareholders of the Company.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES

Section 3.1 Representations and Warranties of the Shareholder

The Shareholder hereby represents and warrants to and covenants with the Purchaser as follows, and acknowledges that the Purchaser is relying upon such representations, warranties and covenants in entering into this Agreement and the Arrangement Agreement:

(a)

Incorporation; Capacity; Authorization. Where the Shareholder is a corporation, it is a corporation duly incorporated and validly existing under the laws of its jurisdiction of incorporation; it has the

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requisite corporate power and capacity and has received all requisite approvals to execute and deliver this Agreement and to perform its obligations hereunder. Where the Shareholder is not a corporation, he, she or it has the power and capacity and has received all requisite approvals to execute and deliver this Agreement and to perform his, her or its obligations hereunder.

(b)

Enforceable. This Agreement has been duly executed and delivered by the Shareholder and constitutes a legal, valid and binding obligation, enforceable against the Shareholder in accordance with its terms, subject to bankruptcy, insolvency and other similar Laws affecting creditors’ rights generally, and the general principles of equity.

(c)

Ownership of Shares and Other Securities. The Shareholder is the sole registered and/or beneficial owner of its Subject Securities. The Shareholder does not own or have any interest in any securities of the Company other than the Subject Securities. The Shareholder is and will be immediately prior to the Effective Date, the registered and/or beneficial owner of the Subject Securities, with good and marketable title thereto, free and clear of any and all Encumbrances.

(d)

No Breach. Neither the execution and delivery of this Agreement by the Shareholder, the consummation by the Shareholder of the transactions contemplated hereby nor the compliance by the Shareholder with any of the provisions hereof will:

(i)

result in any breach of, or constitute a default (or an event which with notice or lapse of time or both would become a default) (or give rise to any third party right of termination, cancellation, material modification, acceleration, purchase or right of first refusal) under any provision of the certificate of incorporation, articles, by-laws or any other constating document of the Shareholder, or under any of the terms, conditions or provisions of any note, loan agreement, bond, mortgage, indenture, contract, license, agreement, lease, permit or other instrument or obligation to which the Shareholder is a party or by which the Shareholder or any of its properties or assets (including the Subject Securities) may be bound,

(ii)

require on the part of the Shareholder any filing with (other than pursuant to the requirements of applicable securities legislation, which filings the Shareholder will undertake) or permit, authorization, consent or approval of, any Governmental Entity or any other person, or

(iii)

subject to compliance with any approval or Laws contemplated by the Arrangement Agreement, violate or conflict with any judgement, order, notice, decree, statute, law, ordinance, rule or regulation applicable to the Shareholder or any of its properties or assets, in each case other than as would not be reasonably expected to have a materially adverse effect on the Shareholder’s ability to perform its obligations hereunder.

(e)

No Proceedings. There is no private or governmental action, suit, proceeding, claim, arbitration or investigation pending before any Governmental Entity, or, to the knowledge of the Shareholder, threatened against the Shareholder or any of its properties that, individually or in the aggregate, could reasonably be expected to have an adverse effect on the Shareholder’s ability to consummate the transactions contemplated by this Agreement. There is no order of any Governmental Entity against the Shareholder that could prevent, enjoin, alter or materially delay any of the transactions contemplated by this Agreement, or that could reasonably be expected to have an adverse effect on the Shareholder’s ability to consummate the transactions contemplated by this Agreement.

(f)

No Agreements. No person has any agreement or option, or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option, for the purchase, acquisition or transfer of any of the Subject Securities, or any interest therein or right thereto, except pursuant to this Agreement or the Arrangement Agreement.

(g)

Voting. The Shareholder has the sole and exclusive right to enter into this Agreement and to vote the Subject Securities (which have the right to vote) as contemplated herein. None of the Subject Securities

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is subject to any proxy, power of attorney, attorney-in-fact, voting trust, vote pooling or other agreement with respect to the right to vote, call meetings of shareholders or give consents or approvals of any kind.

(h)

Consents. No consent, approval, order or authorization of, or declaration or filing with, any Governmental Entity or other person is required to be obtained by the Shareholder in connection with the execution, delivery or performance of this Agreement.

(i)

Legal Proceedings. To the knowledge of the Shareholder, there are no legal proceedings in progress or pending before any Governmental Entity or threatened against the Shareholder or any judgment, decree or order against the Shareholder that would adversely affect the title of the Shareholder to any of the Subject Securities.

Section 3.2 Representations and Warranties of the Purchaser

The Purchaser hereby represents and warrants and covenants to the Shareholder, acknowledging that the Shareholder is relying upon such representations, warranties and covenants in entering into this Agreement:

(a)

Capacity. The Purchaser validly subsists under the laws of the State of Delaware and has necessary requisite corporate power and capacity to execute and deliver this Agreement and to perform its obligations hereunder.

(b)

Authorization. The execution, delivery and performance of this Agreement by the Purchaser have been duly authorized and no other internal proceedings on its part are necessary to authorize this Agreement or the transactions contemplated hereunder.

(c)

Enforceable. This Agreement has been duly executed and delivered by the Purchaser and constitutes a legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency and other similar Laws affecting creditors’ rights generally, and to public policy and the general principles of equity.

ARTICLE 4

TERMINATION

Section 4.1 Termination

This Agreement may be terminated:

(a)	at any time upon the written agreement of the Purchaser and the Shareholder;

(b)

by the Shareholder if the Purchaser and the Company, without the prior written consent of the Shareholder, amend the terms of the Arrangement Agreement in a manner that reduces the amount of consideration payable in respect of the Subject Securities;

(c)	by the Purchaser or the Shareholder if the Arrangement Agreement is terminated in accordance with its terms;

(d)

by the Shareholder if (i) any of the representations and warranties of the Purchaser under this Agreement shall not be true and correct in all material respects, or (ii) the Purchaser shall not have complied with its covenants to the Shareholder contained in this Agreement in all material respects; or

(e)

by the Purchaser if (i) any of the representations and warranties of the Shareholder under this Agreement shall not be true and correct in all material respects, or (ii) the Shareholder shall not have complied with its covenants to the Purchaser contained in this Agreement in all material respects.

Section 4.2 Effect of Termination

If this Agreement is terminated in accordance with this Article 4, the provisions of this Agreement will become void and no party shall have liability to any other party, except in respect of a breach of this Agreement

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which occurred prior to such termination and the Shareholder shall be entitled to withdraw any form of proxy or power of attorney or voting instruction which it may have given with respect of the Subject Securities or, if applicable, to withdraw any deposited Subject Securities to any take-over bid.

ARTICLE 5

GENERAL

Section 5.1 Fiduciary Obligations

The Purchaser agrees and acknowledges that the Shareholder is bound hereunder solely in his, her or its capacity as a shareholder of the Company and that the provisions of this Agreement shall not be deemed or interpreted to bind the Shareholder or any of its directors, officers or principal shareholders in his or her capacity as a director or officer of the Company or any of its Subsidiaries. For the avoidance of doubt, nothing in this Agreement shall limit or restrict any party from properly fulfilling his or her fiduciary duties as a director or officer of the Company.

Section 5.2 Further Assurances

Each of the Shareholder and the Purchaser will, from time to time, execute and deliver all such further documents and instruments and do all such acts and things as the other party may reasonably require and at the requesting party’s cost to effectively carry out or better evidence or perfect the full intent and meaning of this Agreement.

Section 5.3 Disclosure

Each of the Shareholder and the Purchaser hereby consents to the disclosure of the substance of this Agreement in any press release or any circular relating to the Company Meeting and to the filing of this Agreement (a) as an exhibit to any filing by the Purchaser with the SEC of a Schedule 13D or report on Form 8-K relating to the Arrangement and (b) on SEDAR. The parties shall coordinate in the making and dissemination of any public announcement relating to the subject of this Agreement.

Except as set forth above or as required by applicable Laws or by any Governmental Entity, the Shareholder shall not make any public announcement or statement with respect to this Agreement without the approval of the Purchaser, which shall not be unreasonably withheld or delayed. The Shareholder agrees to consult with the Purchaser prior to issuing each public announcement or statement with respect to this Agreement, subject to the overriding obligations of Laws.

Section 5.4 Time

Time shall be of the essence in this Agreement.

Section 5.5 Governing Law

This Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia and of Canada applicable therein.

Section 5.6 Entire Agreement

This Agreement, including the schedules hereto and the provisions of the Arrangement Agreement incorporated herein by reference, constitutes the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes any prior agreement, representation or understanding with respect thereto.

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Section 5.7 Amendments

This Agreement may not be modified, amended, altered or supplemented, except upon the execution and delivery of a written agreement executed by each of the parties hereto.

Section 5.8 Severability

If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the terms of this Agreement remain as originally contemplated to the fullest extent possible.

Section 5.9 Assignment

The provisions of this Agreement shall be binding upon and enure to the benefit of the parties hereto and their respective successors and permitted assigns, provided that neither party may assign, delegate or otherwise transfer any of its rights, interests or obligations under this Agreement without the prior written consent of the other party hereto, except that the Purchaser may assign, delegate or otherwise transfer any of its rights, interests or obligations under this Agreement to an affiliate, without reducing its own obligations hereunder, without the consent of the Shareholder.

Section 5.10 Survival

If this Agreement is terminated, this Agreement shall become void and of no further force or effect without liability of any party (or any shareholder, director, officer, employee, agent, consultant or representative of such party) to any other party to this Agreement.

Section 5.11 Notices

Any notice, request, consent, agreement or approval which may or is required to be given pursuant to this Agreement shall be in writing and shall be sufficiently given or made if delivered, or sent by facsimile, in the case of:

(a)	the Purchaser, addressed as follows:

Hecla Mining Company

6500 North Mineral Drive

Suite 200

Coeur d’Alene, ID 83815-9408

Attention: David C. Sienko, Vice President—General Counsel

Facsimile: (208) 209-1278

Email: DSienko@hecla-mining.com

with a copy (which shall not constitute notice) to:

Cassels Brock & Blackwell LLP

Suite 2200, HSBC Building

885 West Georgia Street

Vancouver, BC

V6C 3E8

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Attention: Gordon Chambers

Facsimile: (604) 691-6120

Email: gchambers@casselsbrock.com

And a copy to (which shall not constitute notice) to:

K&L Gates LLP

70 W. Madison St., Ste. 3100

Chicago, Illinois 60602-4207

Attention: J. Craig Walker

Facsimile: (312) 827-8179

Email: craig.walker@klgates.com

(b)	the Shareholder, as set forth on the signature page to this Agreement.

or to such other address as the relevant person may from time to time advise by notice in writing given pursuant to this Section. The date of receipt of any such notice, request, consent, agreement or approval shall be deemed to be the date of delivery or sending thereof if sent or delivered during normal business hours on a business day at the place of receipt and, otherwise, on the next following business day.

Section 5.12 Specific Performance and other Equitable Rights

It is recognized and acknowledged that a breach by any party of any material obligations contained in this Agreement will cause the other party to sustain injury for which it would not have an adequate remedy at law for money damages. Accordingly, in the event of any such breach, any aggrieved party shall be entitled to the remedy of specific performance of such obligations and interlocutory, preliminary and permanent injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity.

Section 5.13 Expenses

Each of the parties shall pay its respective legal, financial advisory and accounting costs and expenses incurred in connection with the preparation, execution and delivery of this Agreement and all documents and instruments executed or prepared pursuant hereto and any other costs and expenses whatsoever and howsoever incurred.

Section 5.14 Counterparts

This Agreement may be executed in any number of counterparts (including counterparts by facsimile) and all such counterparts taken together shall be deemed to constitute one and the same instrument. The parties shall be entitled to rely upon delivery of an executed facsimile or similar executed electronic copy of this Agreement, and such facsimile or similar executed electronic copy shall be legally effective to create a valid and binding agreement between the parties.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF the parties have executed this Agreement as of the date first written above.

HECLA MINING COMPANY

By:
Name:
Title:

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(Print Name of Shareholder)

(Signature of Shareholder or Authorized Signatory)

(Place of Residency)

(Print Name and Title)

Address:

Telephone:

Facsimile:

(Number of Shares Held)

(Number of Options Held)

(Number of RSUs Held)

(Number of DSUs Held)

(Number of Warrants Held)

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SCHEDULE D

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

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Schedule D

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

1.1	Organization and Qualification; Standing and Power; Charter Documents; Minutes; Subsidiaries

(a)

Organization and Qualification; Standing and Power. The Company and each of its subsidiaries is a corporation, limited liability company or other legal entity duly organized, validly existing and in good standing under the Laws of its jurisdiction of organization, and has the requisite corporate, limited liability company or other organizational, as applicable, power and authority to own, lease and operate its assets and to carry on its business as now conducted. Each of the Company and its subsidiaries is duly qualified or licensed to do business as a foreign corporation, limited liability company or other legal entity and is in good standing in each jurisdiction where the character of the assets and properties owned, leased or operated by it or the nature of its business makes such qualification or license necessary, except where the failure to be so qualified or licensed, or to be in good standing, would not have, a Company Material Adverse Effect.

(b)

Charter Documents. The Data Room Information contains true, correct and complete copies of the Charter Documents of the Company and each of its subsidiaries. Neither the Company nor any of its subsidiaries is in violation of any of the provisions of its Charter Documents.

(c)

Minutes. The Company has made available to the Purchaser true, correct and complete copies of the minutes (or in the case of minutes that have not yet been finalized, a brief description of the meeting) of all meetings of shareholders, the Company Board and each committee of the Company Board and of any subsidiary board of directors and shareholders since 2013 and stock record books of the Company and its subsidiaries. The minute books of the Company and its subsidiaries contain true, correct and complete records of all meetings of the Company Board or any subsidiary board of directors, and any committees of the Company Board or any subsidiary board of directors, and the shareholders of the Company or any subsidiary of the Company, in all material respects. At the Effective Time, all of those books and records will be in the possession of the Company and its subsidiaries. The corporate records, including share registers, minute books, and organizational documentation, are complete in all material respects, including reflecting annual elections of directors, annual appointment of officers, annual meetings of shareholders or waivers thereof (or the equivalent of each of the foregoing with respect to limited liability companies or similar entities), initial issuances of shares, and subsequent issuances of shares and approval of all material acquisitions and divestitures. The Company and its subsidiaries have been managed and maintained as separate legal entities, taken all actions required by applicable corporate or company Law and corporate or company formalities, have maintained proper arms-length relationships among themselves, and have been adequately capitalized.

(d)

Subsidiaries. Schedule 1.1(d) of the Company Disclosure Letter lists each of the subsidiaries of the Company as of the date hereof and its place of incorporation or organization. The Company, directly or indirectly, owns 100% of the outstanding Company Equity Securities of each subsidiary of the Company. All of the outstanding Company Equity Securities in, each subsidiary of the Company have been validly issued, were issued free of pre-emptive rights and are fully paid and non-assessable, and except as disclosed in Schedule 1.1(d) of the Company Disclosure Letter are free and clear of all Liens, including any restriction on the right to vote, sell or otherwise dispose of such capital stock or other equity or voting interests. Except for the Company Equity Securities in its subsidiaries and the common shares of SGX Resources Inc., the Company does not own, directly or indirectly, any capital stock of, or other equity or voting interests in, any person.

(e)	Books and Records.

(i)

The financial books and records and accounts of the Company and each of its subsidiaries in all material respects have been maintained in accordance with good business practices and in accordance with Canadian GAAP for the periods ending prior to January 1, 2017 and in accordance with US GAAP for the periods commencing on January 1, 2017.

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(ii)	Neither the Company nor any of its subsidiaries has maintained or maintains any slush or black fund, off-book account, or unrecorded transactions.

1.2	Capital Structure

(a)

Capital Stock. The entire authorized capital stock of the Company consists of an unlimited number of Company Shares with no par value, of which 179,614,947 Company Shares are issued and outstanding as of the close of business on March 16, 2018 (the “Capitalization Date”) and no Company Shares are held in treasury. All of the outstanding Company Shares have been duly authorized, are validly issued, fully paid, and nonassessable, and have been issued in compliance with all applicable Laws and are not subject to any pre-emptive rights. Other than the Support Agreements and this Agreement, the Company is not a party or subject to any agreement or understanding, and there is no agreement or understanding between any persons, that affects or relates to the voting or giving of written consents with respect to any securities of the Company or the voting by any director of the Company. No subsidiary of the Company owns any Company Shares.

(b)	Stock Options; Company RSUs; Company DSUs; Performance RSUs.

(i)

As of the Capitalization Date, an aggregate of 4,033,138 Company Shares were subject to issuance pursuant to Company 2013 Options and Company 2016 Options. Schedule 1.2(b)(i) of the Company Disclosure Letter sets forth a true, correct, and complete list of each outstanding Company 2013 Option and Company 2016 Option granted under the Company 2013 Share Incentive Plan and Company 2016 Stock Option Plan, respectively, and (a) the name of the holder of such Company 2013 Option or Company 2016 Option, (b) the number of Company Shares subject to such outstanding Company 2013 Option or Company 2016 Option, (c) the exercise price of such Company 2013 Option or Company 2016 Option, (d) the date on which such Company 2013 Option or Company 2016 Option was granted or issued, (e) the applicable vesting schedule and the extent to which such Company 2013 Option or Company 2016 Option is vested and exercisable as of the date hereof, and (g) the date on which such Company 2013 Option or Company 2016 Option expires. All Company Shares subject to issuance under the Company 2013 Share Incentive Plan and the Company 2016 Stock Option Plan, respectively, upon issuance in accordance with the terms and conditions specified in the instruments pursuant to which they are issuable, will be duly authorized, validly issued, fully paid and non-assessable. Each outstanding Company 2013 Option and Company 2016 Option was granted under the Company 2013 Share Incentive Plan or the Company 2016 Stock Option Plan, as the case may be. The Company 2013 Options shall be treated as set forth in Section 2.12 of this Agreement and there are no agreements with Company 2013 Optionholders to the contrary. The Company 2016 Options shall be treated as set forth in Section 2.13 of this Agreement and there are no agreements with Company 2016 Optionholders to the contrary.

(ii)

Schedule 1.2(b)(ii) of the Company Disclosure Letter sets forth with respect to each Company RSU Holder of Company 2013 RSUs a true, correct, and complete list of (a) the name of such Company RSU Holder of Company 2013 RSUs, (b) the number of Company 2013 RSUs held by such Company RSU Holder and (c) the grant date of the Company 2013 RSUs held by such Company RSU Holder. Each outstanding Company 2013 RSU was granted under the Company 2013 Share Incentive Plan. The 2013 Company RSUs shall be treated as set forth in Section 2.15 of this Agreement and there are no agreements with Company RSU Holders of Company 2013 RSUs to the contrary.

(iii)

Schedule 1.2(b)(iii) of the Company Disclosure Letter sets forth with respect to each Company DSU Holder a true, correct, and complete list of (a) the name of the Company DSU Holder, (b) the number of Company DSUs held by such Company DSU Holder, and (c) the grant date of the Company DSUs held by such Company DSU Holder. Each outstanding Company DSU was granted under the Company DSU Plan. The Company DSUs shall be treated as set forth in

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Section 2.14 of this Agreement and there are no agreements with Company DSU Holders to the contrary.

(iv)

Schedule 1.2(b)(iv) of the Company Disclosure Letter sets forth with respect to each Company RSU Holder of the Company 2016 RSUs a true, correct, and complete list of (a) the name of the Company RSU Holder of the Company 2016 RSUs, (b) the number of Company 2016 RSUs held by such Company RSU Holder and (c) the grant date of the Company 2016 RSUs held by such Company RSU Holder. Each outstanding Company 2016 RSU was granted under the Company 2016 Stock Option Plan. The Company 2016 RSUs shall be treated as set forth in Section 2.15 of this Agreement and there are no agreements with Company RSU Holders to the contrary.

(v)

Schedule 1.2(b)(v) of the Company Disclosure Letter sets forth with respect to each Company Performance RSU Holder a true, correct, and complete list of (a) the name of the Company Performance RSU Holder, (b) the number of Company Performance RSUs held by such Company Performance RSU Holder, and (c) the grant date of the Company Performance RSUs held by such Company Performance RSU Holder. Each outstanding Company Performance RSU was granted under the Company 2016 Stock Option Plan. The Company Performance RSUs shall be treated as set forth in Section 2.16 of this Agreement and there are no agreements with Company Performance RSU Holders to the contrary.

(vi)

The Company 2013 Share Incentive Plan, the Company 2016 Stock Option Plan and the Company DSU Plan (a) were adopted, authorized and approved, and (b) have been operated in compliance with, all applicable Laws and regulations of the applicable Exchanges, including in connection with any changes made to the original exercise price of any outstanding or previously exercised Company 2013 Option or Company 2016 Option. Any grant of securities or changes in the terms of any prior grants, including with respect to Company 2013 Options, Company 2016 Options, Company Restricted Shares, Company RSUs, Company Performance RSUs, Company DSUs were made in compliance with the terms of the Company 2013 Share Incentive Plan, the Company 2016 Stock Option Plan or the Company DSU Plan, as the case may be.

(vii)

Other than the Company 2016 Stock Options, Company RSUs, unvested Company Restricted Shares, Performance RSUs and the Company Warrants there are no outstanding (a) securities of the Company or any of its subsidiaries convertible into or exchangeable for Voting Debt or Company Shares, (b) options, warrants or other agreements or commitments to acquire from the Company or any of its subsidiaries, or obligations of the Company or any of its subsidiaries to issue, any Voting Debt or Company Shares (or securities convertible into or exchangeable for Company Shares) the Company or (c) restricted shares, restricted stock units, stock appreciation rights, performance shares, profit participation rights, contingent value rights, “phantom” stock or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any Company Shares, in each case that have been issued by the Company or its subsidiaries (the items in clauses (a), (b) and (c), together with the capital stock of the Company, being referred to collectively as “Company Equity Securities”). All outstanding shares of Company Shares, all outstanding Company Options, Company DSUs, Company Restricted Shares, Company RSUs, Performance RSUs, Company Warrants, and all Company Equity Securities in any subsidiary of the Company, have been issued or granted, as applicable, in compliance in all material respects with all applicable Securities Laws.

(viii)

Other than the Company Warrants, there are no outstanding Contracts requiring the Company or any of its subsidiaries to repurchase, redeem or otherwise acquire any Company Equity Securities. Neither the Company nor any of its subsidiaries is a party to any voting, shareholder rights or other similar agreement with respect to any Company Equity Securities.

(c)	Voting Debt; Company Warrants. No bonds, debentures, notes or other indebtedness issued by the Company or any of its subsidiaries (i) have the right to vote on any matters on which shareholders or

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equityholders of the Company or any of its subsidiaries may vote (and no such debt instruments are convertible into, or exchangeable for, securities having such right), or (ii) the value of which is directly based upon or derived from any Company Equity Securities, are issued or outstanding (collectively, “Voting Debt”). An aggregate of 10,001,242 of Company Shares are subject to, and 10,001,242 Company Shares are reserved for issuance upon exercise of, the Company Warrants, and all such Company Warrants were granted pursuant to the form of Company Warrants, which is contained in the Data Room Information. Schedule 1.2(c) of the Company Disclosure Letter sets forth a true, correct, and complete list of each outstanding Warrant and (a) the name of the holder of such Warrant, (b) the number of Company Shares subject to such outstanding Warrant, (c) the exercise price of such Warrant, (d) the date on which such Warrant was granted or issued, and (e) the date on which such Warrant expires. The Company Warrants shall be treated as set forth in Section 2.16 of this Agreement and there are no agreements with any holders of the Company Warrants to the contrary.

(d)

No grants in respect of Company 2013 Options and Company 2016 Options, Company DSUs, Company RSUs or Performance RSUs involved any “back dating”, “forward dating”, “spring loading” or similar practices.

(e)	All Company Shares that may be issued pursuant to the exercise of outstanding Company 2013 Options, Company 2016 Options or the vesting of the Company Restricted Shares and the Company RSUs:

(i)	will, when issued in accordance with the terms thereof, be duly authorized, validly issued, fully-paid and non-assessable;

(ii)	are not and will not be subject to or issued in violation of any Law or any pre-emptive rights; and

(iii)	have been recorded on the Company’s financial statements in accordance with US GAAP.

(f)	All dividends and distributions on securities of the Company that have been declared or authorized have been paid in full.

(g)

Neither the Company nor any of its subsidiaries are party to any shareholder, pooling, voting trust or other similar agreement relating to the issued and outstanding shares in the capital of the Company or any of its subsidiaries.

(h)	No holder of Company Equity Securities has any right to compel the Company to register or otherwise qualify Company Shares (or any of them) for public sale or distribution.

1.3	Authority Relative to this Agreement

(a)

The Company has the requisite corporate power, authority and capacity (i) to enter into this Agreement and all other agreements and instruments to be executed by the Company as contemplated by this Agreement, and (ii) subject to obtaining the requisite approvals pursuant to Article 2 of this Agreement, to perform its obligations hereunder and thereunder.

(b)

The execution and delivery of this Agreement and the completion by the Company of the transactions contemplated by this Agreement have been duly authorized by the Company Board and no other corporate proceedings on the part of the Company are necessary to authorize:

(i)	the execution and delivery by it of this Agreement; and

(ii)	subject to obtaining the requisite approvals pursuant to Article 2 of this Agreement, the performance by the Company of its obligations under this Agreement.

(c)

This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to the Enforceability Limitations.

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1.4	Required Filings and Consents; No Conflicts

(a)

Governmental Approvals. No authorization, licence, permit, certificate, registration, consent or approval of, or filing with, or notification to, any Governmental Authority is required to be obtained or made by or with respect to the Company or any of its subsidiaries in connection with the execution and delivery of this Agreement or, the performance by the Company of its obligations hereunder, the completion by the Company of the Arrangement and the other transactions contemplated hereby or the ability of the Purchaser to conduct its operations, other than the following (such items, the “Key Regulatory Approvals”):

(i)	the Interim Order and any filings required in order to obtain, and approvals required under, the Interim Order;

(ii)	the Final Order, and any filings required in order to obtain the Final Order;

(iii)	filing the Circular and other filings under applicable Securities Laws as are contemplated by this Agreement;

(iv)	filings and other actions required under the rules and policies of the applicable Exchanges as are contemplated by this Agreement;

(v)	the filings and other actions required by the HSR Act as contemplated by this Agreement; and

(vi)	such other Consents which if not obtained or made would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(b)

No Violation. None of the authorization, execution and delivery of this Agreement by the Company, the completion of the transactions contemplated by this Agreement or the Arrangement, the performance of the Company’s obligations hereunder and thereunder, or compliance by the Company with any of the provisions hereof will:

(i)

violate, conflict with, or result (with or without notice or the passage of time) in a violation or breach of any provision of, or require, other than the Key Consents or as disclosed in Schedule 1.4(b)(i) of the Company Disclosure Letter, any consent, approval or notice under, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) or result in a right of termination or acceleration of indebtedness under, or result in the creation of any Liens upon, any of its properties or assets or cause any indebtedness to come due before its stated maturity or cause any credit commitment to cease to be available or cause any payment or other obligation to be imposed on the Company under any of the terms, conditions or provisions of:

(A)	its Charter Documents; or

(B)	any Permit or Material Contract to which it is a party or to which it, or any of its properties or assets, may be subject or by which it is bound; or

(ii)	subject to obtaining the Key Regulatory Approvals,

(A)	result (with or without notice or the passage of time) in a violation or breach of or constitute a default under any provisions of any Laws applicable it or any of its properties or assets; or

(B)	cause the suspension or revocation of any Permit currently in effect with respect to it;

(iii)

give rise to any rights of first offer, first refusal or any similar provisions or any restrictions or limitation under any such note, bond, mortgage, indenture, Material Contract, license, franchise or Permit; or

(iv)

except as set forth in Schedule 1.4(b)(iv) of the Company Disclosure Letter, result in any payment (including retention, severance, unemployment, compensation, golden parachute, bonus or otherwise) becoming due to any director, officer, or employee of the Company or any of its subsidiaries, or increase any benefit payable to such director, officer, or employee by the

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Company or any of its subsidiaries, or result in the acceleration of time or payment or vesting of any such benefits.

The Key Consents and the consents set out in Schedule 1.4(b)(i) of the Company Disclosure Letter are the only consents, approvals and notices required from any third party under any Contracts of the Company in order for the Company to proceed with the execution and delivery of this Agreement and the completion of the transactions contemplated by this Agreement if not obtained, would not prevent, materially delay, or materially impede the closing if not obtained, would note prevent, materially delay, or materially impede the closing.

1.5	Compliance with Laws; Permits

(a)	Compliance with Laws.

(i)

The Company and each of its subsidiaries has complied with and is not in violation of any Laws and Orders applicable to the Company or any of its subsidiaries or by which the Company or any of its subsidiaries or any of their respective businesses or properties is bound in any material respect, except where such failure to comply would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Since January 1, 2013, no Governmental Authority has issued any notice or notification stating that the Company or any of its Subsidiaries is not in material compliance with any Law.

(ii)

Neither the Company nor any of its subsidiaries are or have been under any investigation with respect to, are or have been charged or threatened to be charged with, or have received any notice, written or oral, of, any alleged material violation of or non-compliance with any applicable Laws or disqualification by a Governmental Authority.

(iii)

The Company and its subsidiaries do not have any knowledge of any future or potential changes in any Law or any governmental position that may materially impact the business, operations, financial condition, prospects or otherwise of the Company or any of its subsidiaries.

(iv)	All issued and outstanding Company Shares have been issued in compliance with all applicable Securities Laws.

(b)	Anti-Bribery. Neither the Company nor any of its subsidiaries and, to the Company’s Knowledge, none of their respective directors, officers, supervisors, managers, employees, or agents has:

(i)

violated or is in violation of any applicable anti-bribery, export control, and economic sanctions Laws, including the United States Foreign Corrupt Practices Act and the Corruption of Foreign Public Officials Act (Canada);

(ii)

made or authorized any direct or indirect contribution, payment or gift of funds, property or anything else of value to any official, employee or agent of any Governmental Authority, authority or instrumentality in the United States or Canada, or other jurisdictions in which the Company or any of its subsidiaries has assets, other than in accordance with applicable Laws;

(iii)

used any corporate funds, or made any direct or indirect unlawful payment from corporate funds, to any foreign or domestic government official or employee or any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; or

(iv)

violated or is in violation of any provision of applicable Law relating to foreign corrupt practices, including making any contribution to any candidate for public office, in either case, where either the payment or gift or the purpose of such contribution, payment or gift was or is prohibited under the foregoing.

(c)	Money Laundering Laws.

(i)	The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with: (A) applicable financial recordkeeping and reporting requirements of the money

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laundering statutes of all applicable jurisdictions; (B) the rules and regulations thereunder; and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Authority (collectively, the “Money Laundering Laws”).

(ii)

No action, claim, notice of assessment, suit or proceeding by or before any commission, court, Governmental Authority, arbitrator or non-Governmental Authority involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the Knowledge of the Company, threatened.

(d)

Expropriation. No part of the property or assets of the Company or any of its subsidiaries has been taken, condemned, or expropriated by any Governmental Authority nor has any written notice or proceeding in respect thereof been given or commenced nor does the Company or any of its subsidiaries know of any intent or proposal to give such notice or commence any such proceedings.

(e)	Permits.

(i)

Schedule 1.5(e)(i) of the Company Disclosure Letter sets forth a true, correct and complete list of all the Company Permits. The Company and its subsidiaries hold, to the extent legally required to operate their respective businesses, all Company Permits. No suspension or cancellation of any Company Permits is pending or, to the Knowledge of the Company, threatened.

(ii)

The Company and each of its subsidiaries are and have been in material compliance with the terms of all Company Permits. Neither the transactions contemplated by this Agreement, nor to the Company’s Knowledge, any other event has occurred that, with or without notice or lapse of time or both, would or would reasonably be expected to result in the revocation, suspension, cancellation, lapse or limitation of any Company Permits.

(iii)

Neither the Company nor any of its subsidiaries has received any written notices or other correspondence from any Governmental Authority regarding any circumstances that have existed or currently exist that would lead to a loss, suspension, or modification of, or a refusal to issue any Permits that would reasonably be expected to restrict, curtail, limit, or adversely affect the ability of the Company or any of its subsidiaries to operate their respective businesses.

1.6	Securities Filings

(a)	Public Reporting Requirements.

(i)

Since January 1, 2015, the Company has timely filed or furnished, as applicable, all reports, prospectuses, schedules, forms, statements or other documents (including exhibits and all other information incorporated by reference) required to be filed or furnished as part of the Company Public Disclosure Record.

(ii)

Each Company filing (or furnishing) with any Securities Authority or Exchange that is part of the Company Public Disclosure Record (A) as of its date, complied as to form in all material respects with the applicable requirements of Securities Laws, the applicable Exchanges, as the case may be, as in effect on the date so filed, (B) did not, at the time it was filed (or, if subsequently amended or supplemented, at the time of such amendment or supplement), contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading, and (C) included, in the case of those which contain annual financial statements, annual financial statements that have been audited by an independent certified public accounting firm.

(iii)

The Company has not received any comments from any Securities Authority with respect to the Company Public Disclosure Record that have not been resolved and that are not contained in the Data Room Information. None of the Company’s subsidiaries is required to file or furnish any forms, reports or other documents with any Securities Authority.

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(iv)

The Company is not subject to continuous disclosure or other public reporting requirements under any Securities Laws outside of the United States or Canada. None of the Company’s subsidiaries are subject to continuous disclosure or other disclosure requirements under any Securities Laws.

(v)

Except as set forth in Schedule 1.6(a)(v) of the Company Disclosure Letter, the Company has not filed or furnished any (A) confidential material change report (which at the date of this Agreement remains confidential) or (B) other confidential filings (including redacted filings other than material contracts which required redaction), with or to any Securities Authority or any Exchange.

(vi)	There is no material fact concerning the Company which has not been disclosed in the Company Public Disclosure Record on or before the date hereof (other than the entering into this Agreement).

(b)	Reporting Issuer.

(i)	The Company is a “reporting issuer” within the meaning of applicable Securities Laws in the provinces of Canada other than Québec;

(ii)	The Company is not on the list of reporting issuers in default under applicable Securities Laws;

(iii)	No Securities Authority has issued any order preventing or suspending trading of any securities of the Company;

(iv)	The Company has not taken an action to cease to be a reporting issuer in the United States or in any of the provinces of Canada other than Québec; and

(v)	The Company has not received notification from any Securities Authority or Exchange seeking to revoke the reporting issuer status of the Company.

(c)	Investment Company. The Company is not, and is not required to be, registered as an “investment company” pursuant to the United States Investment Company Act of 1940, as amended.

(d)

Securities Laws Non-Compliance. There are no current, pending, or, to the Knowledge of the Company, threatened proceedings before any Governmental Authority relating to any alleged non-compliance with any applicable Securities Laws.

(e)	Stock Exchanges.

(i)	Trading in the Company Shares on the NYSE American or TSX is not currently halted or suspended.

(ii)

No delisting, suspension of trading, cease trading or similar order or restriction with respect to any securities of the Company is pending, in effect, or, to the Knowledge of the Company, threatened or is expected to be implemented or undertaken.

(iii)	To the Knowledge of the Company, the Company is not subject to any formal or informal review, enquiry, investigation or other proceeding relating to any order or restriction.

(f)	Audit. Neither the Company nor any of the Company Public Disclosure Record is the subject of an ongoing audit, review, comment or investigation by any Securities Authority or Exchange.

1.7	Financial Statements

(a)	Financial Statements.

(i)

Each of the consolidated financial statements (including, in each case, any notes thereto) of the Company contained in the Company Public Disclosure Record, including those financial statements to be included in the Company’s Form 10-K for fiscal year 2017 once filed (collectively, the “Company Financial Statements”) (A) comply (or will comply) as to form in all material respects with the published rules and regulations of the SEC with respect thereto as of

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their respective dates; (B) with respect to the Company Financial Statements filed prior to January 1, 2017, were prepared in accordance with Canadian GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto and, in the case of unaudited interim financial statements, as may be permitted by the SEC for Quarterly Reports on Form 10-Q or as may be permitted by the Canadian regulatory authorities under National Instrument 51-102 – Continuous Disclosure Obligations); (C) with respect to the Financial Statements filed after December 31, 2016 were prepared (or will be prepared) in accordance with US GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto and, in the case of unaudited interim financial statements, as may be permitted by the SEC for Quarterly Reports on Form 10-Q); and (D) fairly present (or will fairly present) the consolidated financial position of the Company and its consolidated subsidiaries at the respective dates thereof and the consolidated results of the Company’s operations and cash flows for the periods indicated therein, subject, in the case of unaudited interim financial statements, to normal and year-end audit adjustments as permitted by Canadian GAAP (with respect to the Financial Statements filed prior to January 1, 2017) and US GAAP (with respect to the Financial Statements filed after December 31, 2016), and the applicable rules and regulations of the SEC.

(ii)	The Company does not intend to correct or restate, nor, to the Knowledge of the Company is there any basis for any correction or restatement of, any aspect of any of the Company Financial Statements.

(iii)

The financial books, records and accounts of the Company and each of its subsidiaries (A) have been maintained, in all respects, in accordance with Canadian GAAP for periods reported prior to January 1, 2017 and US GAAP for periods reported after December 31, 2016, (B) are stated in reasonable detail; (C) accurately and fairly reflect all the material transactions, acquisitions and dispositions of the Company and its subsidiaries, and (D) accurately and fairly reflect the basis of the Company Financial Statements.

(iv)

None of the Company, any of its subsidiaries or any director, officer, employee, and to the Knowledge of the Company, auditor, accountant or representative of the Company or any of its subsidiaries has received or otherwise obtained knowledge of any complaint, allegation, assertion, or claim, whether written or oral, regarding accounting, internal accounting controls or auditing matters, including:

(A)	any complaint, allegation, assertion, or claim that the Company or any of its subsidiaries has engaged in questionable accounting or auditing practices; or

(B)	any expression of concern from its employees regarding questionable accounting or auditing matters.

(v)

The Annual Financial Statements and the Company’s interim financial statements reflect appropriate and adequate reserves in accordance with Canadian GAAP or US GAAP, as applicable, in respect of all contingent Liabilities, if any, of the Company and its subsidiaries on a consolidated basis.

(vi)	There has been no material change in the Company’s accounting policies, except as described in the notes to the Company’s Financial Statements.

(b)

No Undisclosed Liabilities. Neither the Company nor any of its subsidiaries has any outstanding Liabilities and is not party to or bound by any suretyship, guarantee, indemnification or assumption agreement, or endorsement of, or any other similar commitment with respect to the Liabilities of any person, other than those specifically identified in the Company Financial Statements, or such as may have been incurred in the ordinary course of business consistent with past practice since the Company Balance Sheet Date which have not had and are not reasonably expected to have a Company Material Adverse Effect.

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(c)	Internal Controls.

(i)

The Company and each of its subsidiaries has established and maintains a system of internal controls over financial reporting, including “internal controls over financial reporting” (as defined in Rules 13a-15(f) and 15d-15(f) of the US Exchange Act) that is sufficient to provide reasonable assurance (i) regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with Canadian GAAP for filings made prior to January 1, 2017 and US GAAP for filings made after December 31, 2016, (ii) that receipts and expenditures of the Company and its subsidiaries are being made only in accordance with authorizations of management and the Company Board, and (iii) regarding prevention or timely detection of the unauthorized acquisition, use or disposition of the Company’s and its subsidiaries’ assets that could have a material effect on the Company’s Financial Statements.

(ii)

The annual and interim certifications filed by the Company as part of the Company Public Disclosure Record have been true and accurate. To the Knowledge of the Company, there is and there has been no fraud, whether or not material, involving management or any other employees who have a significant role in the internal control over financial reporting of the Company.

(d)

Disclosure Controls and Procedures. The Company’s disclosure controls and procedures, including the “disclosure controls and procedures” (as defined in Rules 13a-15(e) and 15d-15(e) of the US Exchange Act) are designed to ensure that all information (both financial and non-financial) required to be disclosed by the Company in the reports that it files or submits under the applicable Securities Laws is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the applicable Securities Laws, and that all such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications of the principal executive officer and principal financial officer of the Company required under the applicable Securities Laws with respect to such reports. The Company has disclosed, based on its most recent evaluation of such disclosure controls and procedures prior to the date of this Agreement, to the Company’s auditors and the audit committee of the Company Board (i) any significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting that could adversely affect in any material respect the Company’s ability to record, process, summarize and report financial information, and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting. For purposes of this Agreement, the terms “significant deficiency” and “material weakness” shall have the meaning assigned to them in Public Company Accounting Oversight Board Auditing Standard 2, as in effect on the date of this Agreement.

(e)

Off-Balance Sheet Arrangements. Neither the Company nor any of its subsidiaries is a party to, or has any commitment to become a party to, any joint venture, off balance sheet partnership or any similar Contract (including any Contract or arrangement relating to any transaction or relationship between or among the Company and any of its subsidiaries, on the one hand, and any unconsolidated affiliate, including any structured finance, special purpose or limited purpose entity or person, on the other hand, or any “off balance sheet arrangements” (as defined in Item 303(a) of Regulation S-K under the US Exchange Act)), where the result, purpose or intended effect of such Contract is to avoid disclosure of any material transaction involving, or material Liabilities of, the Company or any of its subsidiaries in the Company Public Disclosure Record.

(f)

Sarbanes-Oxley Compliance. Each of the principal executive officer and the principal financial officer of the Company (or each former principal executive officer and each former principal financial officer of the Company, as applicable) has made all certifications required by Rule 13a-14 or 15d-14 under the US Exchange Act and Sections 302 and 906 of the Sarbanes-Oxley Act with respect to the Company Public Disclosure Record, and the statements contained in such certifications are true and accurate in all material respects. For purposes of this Agreement, “principal executive officer” and “principal financial officer” shall have the meanings given to such terms in the Sarbanes-Oxley Act. Neither the

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Company nor any of its subsidiaries has outstanding (nor has arranged or modified since the enactment of the Sarbanes-Oxley Act) any “extensions of credit” (within the meaning of Section 402 of the Sarbanes-Oxley Act) to directors or executive officers (as defined in Rule 3b-7 under the US Exchange Act) of the Company or any of its subsidiaries. The Company is in material compliance with all applicable provisions of the Sarbanes-Oxley Act and the applicable listing and corporate governance rules of the Exchanges.

(g)

Derivative Transactions. Except as set forth in Schedule 1.7(g) of the Company Disclosure Letter, neither the Company nor any of its subsidiaries have any material Liabilities, direct or indirect, vested or contingent in respect of any rate swap transactions, basis swaps, forward rate- transactions, commodity swaps, commodity options, equity or equity index swaps, equity or equity index options, bond options, interest rate options, foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions or currency options or any other similar transactions (including any option with respect to any of such transactions) or any combination of such transactions.

1.8	Affiliate Transactions

Except as set forth in Schedule 1.8 of the Company Disclosure Letter, no executive officer or director of the Company or any of its subsidiaries or any person who beneficially owns five percent or more of the Company Shares (or any of such person’s immediate family members or affiliates or associates) is a party to any Contract with or binding upon the Company or any of its subsidiaries or any of their respective assets, rights, or properties or has any interest in any property owned by the Company or its subsidiaries or has engaged in any transaction with any of the foregoing within the last 24 months.

1.9	Absence of Certain Changes

Since the Company Balance Sheet Date the business of the Company and each of its subsidiaries has been conducted in the ordinary course of business, and there has not been or occurred: (i) any Company Material Adverse Effect or any event, condition, change or effect that could reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, or, (ii) any event, condition, action or effect that, if taken during the period from the date hereof through the Effective Time, would constitute a breach of Section 4.1 of this Agreement.

1.10	Employees and Benefits

(a)

Company Employee Plans. Schedule 1.10 of the Company Disclosure Letter contains a true, correct, and complete list of each material plan, program, policy, agreement, collective bargaining agreement or other arrangement providing for compensation, severance, deferred compensation, performance awards, stock or stock-based awards, fringe, pension or supplemental pension, retirement, retirement savings, death, disability or medical benefits or other employee benefits or remuneration of any kind, including each employment, severance, retention, change in control or consulting plan, program arrangement or agreement, in each case whether written or unwritten or otherwise, funded or unfunded, including each “employee benefit plan,” within the meaning of Section 3(3) of ERISA, whether or not subject to ERISA, which is or has been sponsored, maintained, contributed to, or required to be contributed to, by the Company or any of its ERISA Affiliates for the benefit of any current or former employee, independent contractor, consultant or director of the Company or any of its ERISA Affiliates (each, a “Company Employee”), or with respect to which the Company or any of its ERISA Affiliates has or could reasonably be expected to have any Liability (collectively, the “Company Employee Plans”).

(b)	Documents. The Data Room Information contains true, correct, and complete copies (or, if a plan is not written, a written description) of all Company Employee Plans and amendments thereto in each case

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that are in effect as of the date hereof, and, to the extent applicable, the Company has made available to the Purchaser (i) all related trust agreements, funding arrangements and insurance contracts, (ii) the most recent determination or opinion letter received regarding the tax-qualified status of each Company Employee Plan that is a qualified retirement plan under the Code, (iii) the most recent financial statements for each Company Employee Plan for which financial statements are required, (iv) the Form 5500 Annual Returns/Reports for the three most recent plan years for each Company Employee Plan that is an ERISA plan subject to Form 5500 filing requirements, (v) the most recent summary plan description for each Company Employee Plan that is an ERISA plan and for each Company Employee Plan providing benefits to any Company Employee in Canada, (vi) the most recent actuarial valuation reports related to any Company Employee Plans for which actuarial valuation reports are required, (vii) all coverage, nondiscrimination, top-heavy and Code Section 415 tests performed with respect to any Company Employee Plans subject to such requirements for the last three years and (viii) all filings under the Internal Revenue Service Employee Plans Compliance Resolution System program or the Department of Labor’s Delinquent Filer Voluntary Compliance Program or Voluntary Fiduciary Correction Program.

(c)

Employee Plan Compliance. (i) Each Company Employee Plan has been established, administered, and maintained in all material respects in accordance with its terms and in material compliance with applicable Laws, including ERISA and the Code and, in the case of each Company Employee Plan providing benefits to any Company Employee in Canada, the Tax Act; (ii) all the Company Employee Plans that are intended to be qualified under Section 401(a) of the Code are so qualified and have received timely determination or opinion letters from the IRS, and no such determination or opinion letter has been revoked nor, to the Knowledge of the Company, has any such revocation been threatened, and to the Knowledge of the Company no circumstance exists that is likely to result in the loss of such qualified status under Section 401(a) of the Code; (iii) the Company and its ERISA Affiliates, where applicable, have timely made all contributions and other payments required by and due under the terms of each Company Employee Plan and applicable Law, and all benefits accrued under any unfunded Company Employee Plan have been paid, accrued or otherwise adequately reserved to the extent required by, and in accordance with US GAAP; (iv) all individuals who, pursuant to the terms of any Company Employee Plan, are entitled to participate in any Company Employee Plan, are currently participating in such Company Employee Plan or have been offered an opportunity to do so and have declined in writing; (v) except to the extent limited by applicable Law (including the provision of any notice required by applicable Laws), each Company Employee Plan can be amended, terminated or otherwise discontinued after the Effective Time in accordance with its terms, without Liability to Purchaser, the Company or any of its subsidiaries (other than ordinary administration expenses and in respect of accrued benefits thereunder); (vi) there are no audits, inquiries or Legal Actions pending or, to the Knowledge of the Company, threatened by the IRS or the U.S. Department of Labor, or any similar Governmental Authority with respect to any Company Employee Plan; (vii) there are no Legal Actions pending, or, to the Knowledge of the Company, threatened with respect to any Company Employee Plan (in each case, other than routine claims for benefits); (viii) to the Knowledge of the Company, neither the Company nor any ERISA Affiliate of the Company has engaged in a transaction that could subject the Company or any ERISA Affiliate to a Tax or penalty imposed by either Section 4975 of the Code or Section 502(i) of ERISA; and (ix) neither the Company nor any of its ERISA Affiliates has been, and, to the Knowledge of the Company, neither the Company nor any of its ERISA Affiliates reasonably expect to be, subject to an employer shared responsibility payment under Section 4980H of the Code.

(d)

Tax Withholding. All Taxes that are required by Law to be withheld from benefits derived under the Company Employee Plans have been properly withheld and remitted to the proper depository in a timely manner.

(e)	Governmental Reporting. With respect to each Company Employee Plan subject to ERISA as either an employee pension benefit plan within the meaning of Section 3(2) of ERISA or an employee welfare

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benefit plan within the meaning of Section 3(1) of ERISA, the Company and any applicable ERISA Affiliate have prepared in good faith and timely filed all requisite governmental reports (which were true, correct and complete as of the date filed), including any required audit reports, and have properly and timely filed and distributed or posted all notices and reports to employees required by applicable Laws to be filed, distributed or posted with respect to each such Company Employee Plan.

(f)

ERISA Liability. Neither the Company nor any ERISA Affiliate of the Company has incurred or reasonably expects to incur, either directly or indirectly, any Liability under Title I or Title IV of ERISA, or related provisions of the Code or foreign Law or regulations relating to employee benefit plans. Neither the Company nor any ERISA Affiliate of the Company has sponsored, contributed to, sponsors or contributes to or is required to contribute to a multiemployer pension plan (as defined in Section 3(37) of ERISA) or other defined benefit plan subject to Title IV of ERISA at any time. Neither the Company nor any ERISA Affiliate of the Company has sponsored, contributed to, sponsors or contributes to or is required to contribute to either a “multi-unit pension plan” as that term is defined in The Pension Benefits Act (Manitoba) or similar legislation in any other province or jurisdiction of Canada or a “registered pension plan” as that term is defined in the Tax Act.

(g)

Certain Company Employee Plans. No Company Employee Plan is a multiemployer plan (as defined in Section 3(37) of ERISA), a multiple employer plan (as defined in Section 4063 or Section 4064 of ERISA or Section 413 of the Code), an employee benefit plan that is subject to Section 302 of ERISA, Title IV of ERISA or Section 412 of the Code, a defined benefit plan (as defined in Section 3(35) of ERISA), or a multiple employer welfare arrangement (as defined in Section 3(40) of ERISA), a “multi-unit pension plan” or “multi-employer pension plan” as that term is defined in The Pension Benefits Act (Manitoba) or similar legislation in any other province or jurisdiction of Canada or a “registered pension plan” as that term is defined in the Tax Act.

(h)

No Post-Employment Obligations. No Company Employee Plan provides post-termination or retiree welfare benefits to any person for any reason, except as may be required by COBRA or other applicable Law, and neither the Company nor any ERISA Affiliate of the Company has any Liability to provide post-termination or retiree welfare benefits to any person or ever represented, promised or contracted to any Company Employee (either individually or to Company Employees as a group) or any other person that such Company Employee(s) or other person would be provided with post-termination or retiree welfare benefits, except to the extent required by COBRA or other applicable Law.

(i)

Examination and Audit. No Company Employee Plan has been, within the three years prior to the date hereof, the subject of an examination or audit by a Governmental Authority or is the subject of an application or filing under, or is a participant in, an amnesty, voluntary compliance, self-correction or similar program sponsored by any Governmental Authority.

(j)

Section 409A Compliance. Each Company Employee Plan that is subject to Section 409A of the Code has been operated in compliance with such section and all applicable regulatory guidance (including proposed regulations, notices, rulings, and final regulations). No Company Option or other equity-based grant (i) (A) with respect to any such Company Option or other equity-based grant granted to or held by a Person subject to United States Taxes, has an exercise price that has been or may be less than the fair market value of a share of the underlying stock as of the date such Company Option or other equity-based grant was granted as determined in accordance with Section 409A of the Code or (B) with respect to any such Company Option or other equity-based grant granted to or held by a Person subject to non-United States Taxes, has an exercise price that has been or may be less than the lowest exercise price permissible under applicable non-United States Tax Laws; (ii) has any feature for the deferral of compensation other than the deferral of recognition of income until the later of exercise or disposition of such Company Option or other equity-based grant; or (iii) has been granted with respect to any class of stock of the Company that is not “service recipient stock” (within the meaning of Section 409A of the Code and the Treasury Regulations thereunder).

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(k)

Group Health Plan Compliance. Each of the Company and its ERISA Affiliates complies in all respects with the applicable requirements of COBRA, the Patient Protection and Affordable Care Act of 2010, as amended, and the Health Insurance Portability and Accountability Act of 1996, as amended, or any similar state, foreign or local Law with respect to each Company Employee Plan that is a group health plan within the meaning of Section 5000(b)(1) of the Code or such state, foreign or local Law. The Company and its ERISA Affiliates, since December 31, 2014, (i) have calculated the hours of service for employees of the Company in accordance with Section 4980H of the Code and the regulations thereunder and maintained appropriate documentation thereof and (ii) have properly document and report health insurance coverage information in compliance with Sections 6055 and 6056 of the Code.

(l)

Effect of Transaction. Except as set forth in Schedule 1.10(l) of the Company Disclosure Letter, neither the execution of this Agreement, the consummation of the Plan of Arrangement, nor any of the transactions contemplated by this Agreement will (either alone or upon the occurrence of any additional or subsequent events): (i) entitle any current or former director, employee, contractor or consultant of the Company to severance pay or any other payment; (ii) accelerate the time of payment, funding, or vesting, or increase the amount of, compensation due to any such individual; (iii) limit or restrict the right of the Company to merge, amend or terminate any Company Employee Plan, subject to applicable Laws; (iv) increase the amount payable or result in any other obligation pursuant to any Company Employee Plan; (v) result in the forgiveness in whole or in part of any outstanding loans made by the Company to any Person; or (vi) result in “excess parachute payments” within the meaning of Section 280G(b) of the Code. The Company has made available to the Purchaser true, correct and complete copies of any Code Section 280G calculations prepared (whether or not final) with respect to any disqualified individual in connection with the transactions contemplated by this Agreement. Neither the Company nor any of its subsidiaries is party to an agreement or arrangement with any person (i) which requires the Company or any of its subsidiaries to pay a tax gross-up under Sections 409A, 280G or 4999 of the Code or (ii) that has resulted or would result, whether as a result of the Plan of Arrangement or the other transactions contemplated by this Agreement, separately or in the aggregate (either alone or together with any other event, including, any termination of employment) in the payment of (A) any “excess parachute payment” within the meaning of Code Section 280G or (B) any amount that will not be fully deductible as a result of Code Section 162(m).

(m)

Employees and Contractors. Schedule 1.10(m) of the Company Disclosure Letter contains a list of each Company Employee and each independent contractor and consultant who currently provides services to the Company (“Company Contractor”), together with each Company Employee and Company Contractor’s position or function, date of hire or engagement, annual base salary or fees, as applicable, any incentive or bonus arrangement, any banked time or vacation pay entitlement, whether any employee is on a layoff or leave of absence and, for any leave of absence, the type of leave and expected date of return to work.

(n)

Employment Law Matters. The Company and each of its subsidiaries is, and has been since January 1, 2012, in material compliance with all applicable Laws and agreements respecting hiring, employment, termination of employment, plant closing and mass layoff, employment discrimination, harassment, retaliation and reasonable accommodation, leaves of absence, terms and conditions of employment, wages and hours of work, employee health and safety, privacy, workers’ compensation, leasing and supply of temporary and contingent staff, engagement of independent contractors, including proper classification of same, payroll Taxes, and immigration with respect to Company Employees and Company Contractors and there is no Legal Action, including actions, applications, complaints and grievances, outstanding or threatened by Company Employees or Company Contractors.

The Company has paid any wages, salaries, shift premiums, overtime pay, vacation pay, fees, bonuses, commissions, and any other compensation that has become due and payable to Company Employees and Company Contractors pursuant to any Applicable Law, contract, or policy. The

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Company has properly classified each person who has performed services for the Company as an overtime exempt or non-exempt employee or as an independent contractor.

The Company has no outstanding liability under any mass layoff provisions of applicable employment standards legislation, or similar Applicable Law with respect to employee layoffs implemented in the last three (3) years. The Company has complied with all government and employee notification requirements thereunder.

(o)

Labor. Since January 1, 2012, none of the Company Employees have been represented by any labor organization, work counsel or union. Neither the Company nor any of its subsidiaries is party to, or subject to, any collective bargaining agreement or other agreement with any labor organization, work council, trade union or employee association with respect to any of its or their operations. No labor organization, work council, trade union or employee association has filed or to the Company’s Knowledge, threatened to file any application or petition for certification or recognition or threatened to do so in the last three years. To the best of the Company’s Knowledge, no union organizing, certification or related or successor employer activities or applications are underway or threatened and no such activities or applications have occurred in the last three years. Since January 1, 2015, there have been no Legal Actions, government investigations, or labor grievances pending, or, to the Knowledge of the Company, threatened relating to any employment related matter involving any Company Employee or applicant, including charges of unlawful discrimination, retaliation or harassment, failure to provide reasonable accommodation, denial of a leave of absence, failure to provide compensation or benefits, unfair labor practices, or other alleged violations of Law, except for any of the foregoing which would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

1.11	Material Contracts

(a)

Contracts. Set forth in Schedule 1.11(a) of the Company Disclosure Letter is a true, correct, and complete list of all of the following Contracts to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound:

(i)

any Contract that, as of the date hereof, is a “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K promulgated by the SEC), whether or not filed by the Company with the SEC;

(ii)

any Contract with respect to (A) any joint venture, partnership, or similar arrangement that is material to the Company or its subsidiaries taken as a whole, or (B) the purchase of any equity interest in any other entity;

(iii)

any mortgages, indentures, guarantees, loans or credit agreements, security agreements or other Contracts, in each case relating to indebtedness for borrowed money, whether as borrower or lender, other than accounts receivable and payable;

(iv)

any Contract relating to any lease or pending acquisition or disposition, directly or indirectly (by merger or otherwise), by the Company or its subsidiaries of properties or assets, including any Real Property Leases;

(v)

any Contract which purports to limit in any material respect the right of the Company or any of its subsidiaries (x) to engage in any line of business, or (y) to compete with any Person or operate in any geographical location;

(vi)

any employment or consulting agreement, Contract or commitment (in each case with respect to which the Company or any of its subsidiaries has continuing obligations) with any officer, director, or employee of the Company or any of its subsidiaries or independent contractors;

(vii)	any Contract providing for indemnification or any guaranty by the Company or any of its subsidiaries;

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(viii)

any Contract that contains any provision that requires the purchase of all of the Company’s or any of its subsidiaries’ requirements for a given product or service from a given third party, which product or service is material to the Company and its subsidiaries, taken as a whole;

(ix)

any Contract that obligates the Company or any of its subsidiaries to conduct business on an exclusive or preferential basis with any third party or upon consummation of the Plan of Arrangement will obligate the Purchaser or any of its subsidiaries to conduct business on an exclusive or preferential basis with any third party;

(x)	any Contract the performance of which will involve consideration in excess of $75,000 in the aggregate and which may not be cancelled on 30 days’ prior notice or less;

(xi)	any Company IP Agreement;

(xii)

any Contract that relates to any interest in any real property, mining claim, mineral interest, or operating business, including any (A) Property Agreements and any environmental claim or remediation obligation relating thereto and (B) Contract with any consultants or advisors which involves consideration in excess of $75,000;

(xiii)

any Contracts, including the Property Agreements, that provide for any royalty, participation, streaming, net smelter royalty/return/receipt, right of first refusal, right to match, earn-in right, or similar arrangement; or

(xiv)

any Contract under which the Company has an indemnification obligation which is not expressly capped and limited by the terms of such Contract with respect to any person regarding data privacy, data security or any access to, transmission or disclosure of, confidentiality of or use of Personal Information; or

(xv)	any Contract that is not otherwise described in clauses (i)-(xiii) above that is material to the Company and its subsidiaries, taken as a whole.

Each Contract of the type described in this Section 1.11 of this Schedule D is referred to herein as a “Material Contract.” The Data Room Information contains true, correct, and complete copies of all Material Contracts, including any amendments thereto.

(b)	Binding Obligations; Compliance.

(i)

All the Material Contracts are valid and binding on the Company or its applicable subsidiary and the other party thereto, enforceable against it in accordance with its terms, subject to any Enforceability Limitations, and are in full force and effect.

(ii)	The Company or the applicable subsidiary of the Company has performed in all material respects all respective obligations required to be performed by it to date under each Material Contract.

(iii)

Neither the Company nor any of its subsidiaries nor, to the Knowledge of the Company, any third party has violated any provision of, or failed to perform any obligation required under the provisions of, any Material Contract.

(iv)

Except as set forth in Schedule 1.11(b) of the Company Disclosure Letter, as of the date hereof, neither the Company nor any of its subsidiaries has received written notice that any party to a Material Contract that it intends to cancel, terminate or otherwise modify or not renew such Material Contract, and to the Knowledge of the Company, no such action has been threatened.

(v)

Except as set forth in Schedule 1.11(b) of the Company Disclosure Letter, neither the Company nor any of its subsidiaries nor, to the Knowledge of the Company, any third party is in breach (with or without the lapse of time or the giving of notice, or both), or has received written notice of breach, of any Material Contract.

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1.12	Litigation

Except as set forth in Schedule 1.12 of the Company Disclosure Letter, there are no Legal Actions pending or, to the Knowledge of the Company, threatened against the Company or any of its subsidiaries or any of their respective properties or assets, including matters arising under Environmental Laws, or, to the Knowledge of the Company, any executive officer or director of the Company or any of its subsidiaries in their capacities as such and neither the Company nor any of its subsidiaries is subject to any outstanding Order.

1.13	Environmental Matters

(a)

Except as disclosed in Schedule 1.13(h) of the Company Disclosure Letter, the Company and its subsidiaries are, and have been, in material compliance with all Environmental Laws, including with respect to tailings ponds, which compliance includes the possession, maintenance of, and compliance with, and the timely application for renewal of, all Environmental Authorizations required under applicable Environmental Laws for the operation of the business of the Company and its subsidiaries as currently conducted, and to lease, own, use and operate their properties (including the Company Properties) and assets as they are currently used and operated.

(b)

Except as disclosed in Schedule 1.13(h) of the Company Disclosure Letter, there has been no Release of any Hazardous Substances into the Environment as a result of the operations or activities of the Company or its subsidiaries, or at any of the Company Properties or any properties formerly owned or operated by the Company or its subsidiaries, in each case that could reasonably be expected to result in any Liability to the Company or any of its subsidiaries under any Environmental Law or result in the imposition of a Lien on, or the expropriation of, any Company Property or any of the assets of the Company or its subsidiaries.

(c)

Except in compliance in all respects with Environmental Laws, the Company Properties have not been used to generate, manufacture, refine, treat, recycle, transport, store, handle, dispose of, transfer, produce or process Hazardous Substances. All Hazardous Substances handled, recycled, disposed of, treated or stored on or off site of the Company Properties (or any properties formerly owned or operated by the Company or its subsidiaries) by the Company or its subsidiaries have been and are currently being handled, recycled, disposed of, treated and stored in compliance with all Environmental Laws. There are no Hazardous Substances at, in, on, under or migrating from any Company Property that could reasonably be expected to result in any Liability to the Company or any of its subsidiaries under any Environmental Law.

(d)

Except in compliance with Environmental Laws and all Environmental Authorizations, neither the Company nor its subsidiaries has treated or disposed of, or arranged for the treatment or disposal of, any Hazardous Substances at any location. No such location is:

(i)	listed on any list of hazardous sites or sites requiring Remedial Action issued by any Governmental Authority or any similar federal, tribal, state or provincial lists;

(ii)

to the Knowledge of the Company, proposed for listing on any list issued by any Governmental Authority of hazardous sites or sites requiring Remedial Action, or any similar federal, tribal, state or provincial lists; or

(iii)	the subject of enforcement actions by any Governmental Authority that creates the reasonable potential for any proceeding, action, or other claim against the Company or its subsidiaries.

(e)

No material capital expenditures are presently contemplated, proposed or required to be incurred by the Company or any of its subsidiaries for the purpose of complying with Environmental Law, except in the ordinary course of business consistent with past practice and as reflected in the Company’s most recent Company Financial Statements.

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(f)

Neither the Company nor any of its subsidiaries has received notice of and there is no Legal Action pending, or to the Knowledge of the Company, threatened against the Company or any of its subsidiaries, alleging any Liability or responsibility under or non-compliance with any Environmental Law or seeking to impose any financial responsibility for any investigation, cleanup, removal, containment or any other remediation or compliance under any Environmental Law and the Company is not aware of any facts or circumstances that reasonably could be expected to give rise to any such notice or Legal Action, including with respect to any tailings ponds.

(g)	Neither the Company nor any of its subsidiaries is subject to any Order or written agreement by or with any Governmental Authority or third party imposing any Liability or obligation with respect to any of the foregoing.

(h)	Except as disclosed in Schedule 1.13(h) of the Company Disclosure Letter, neither the Company nor any of its subsidiaries is subject to Liability relating to:

(i)	the restoration or rehabilitation of land, water or any other part of the Environment;

(ii)	mine closure, reclamation, remediation or other post operational requirements; or

(iii)	non compliance with Environmental Laws.

(i)

The Company and its subsidiaries have evaluated their restoration, rehabilitation, mine closure, reclamation, remediation, and other post-operational obligations, have complied with all requirements under Environmental Laws and applicable Environmental Authorizations respecting those obligations, and have sufficient financial assurance in place to satisfy those obligations. A true, correct, and complete list of all financial assurance mechanisms (including their amounts) posted or provided by the Company or any of its subsidiaries to comply with Environmental Laws and Environmental Authorizations is set forth on Schedule 1.13(i) of the Company Disclosure Letter. Neither the Company nor any of its subsidiaries has received any notice from Governmental Authorities indicating that such financial assurance is or may be insufficient to satisfy the requirements of Environmental Laws, Environmental Authorizations, or any applicable closure or reclamation plans.

(j)	No site or facility now or previously owned, operated or leased by the Company or its subsidiaries is either:

(i)	listed, or to the Knowledge of the Company, is proposed for listing, on any list issued by any Governmental Authority of hazardous sites or sites requiring Remedial Action, including CERCLA; or

(ii)	is the subject of Remedial Action.

1.14	Real Property and Personal Property

(a)	Real Property.

(i)

Schedule 1.14(a)(i) of the Company Disclosure Letter sets forth a true, correct, and complete list of all of the real property, excluding any mining claims, owned in fee by the Company and its subsidiaries (the “Company Owned Real Property”).

(ii)

Schedule 1.14(a)(ii) of the Company Disclosure Letter sets forth a true, correct, and complete list of all of the real property, excluding any mining claims, leased or subleased (including a description of the leases and subleases) by the Company and its subsidiaries (the “Company Leased Real Property” and together with the Company Owned Real Property, the “Company Properties”).

(iii)

The Company or one or more of its subsidiaries has good and marketable fee simple title to the Company Owned Real Property Properties, and the Company or one of its subsidiaries has a valid and subsisting leasehold estate in all of the Company Leased Real Property, in each case

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free and clear of all Liens other than Permitted Liens and the royalties disclosed in Schedule 1.14(a)(iii) of the Company Disclosure Letter.

(iv)

Neither the Company nor any of its subsidiaries (i) currently lease all or any part of the Company Owned Properties to any third party or (ii) has received written notice of any pending, and to the Knowledge of the Company there is no threatened, condemnation proceeding with respect to any of the Company Owned Properties.

(v)

With respect to the Company Leased Premises, (a) all leases under which the Company or one of its subsidiaries leases or subleases any Company Leased Premises (the “Real Property Leases”) are valid and in full force and effect and constitute binding obligations of the Company or one of its subsidiaries and the counterparties thereto, in accordance with their respective terms, (b) neither the Company nor any of its subsidiaries is in breach of or default under, or has received written notice of any breach of or default under, any Real Property Lease, and to the Knowledge of the Company, no event has occurred that with notice or lapse of time or both would constitute a breach or default under any such Real Property Lease by any other party thereto, and (c) the Company and its subsidiaries are in exclusive possession of all premises that are the subject of the Real Property Leases.

(vi)

Except as set forth in Schedule 1.14(a)(vi) of the Company Disclosure Letter, neither the Company nor any of its subsidiaries has assigned, pledged, mortgaged, hypothecated or otherwise transferred any Real Property Lease nor has the Company or any of its subsidiaries entered into with any other Person (other than another wholly-owned subsidiary of the Company) any sublease, license or other agreement that is material to the Company and its subsidiaries, taken as a whole, and that relates to the use or occupancy of all or any portion of the Company Leased Premises.

(vii)

True, correct, and complete copies of all Real Property Leases and, with respect to the Company Owned Properties, true, correct, and complete copies of all deeds, title insurance policies, and surveys are contained in the Data Room Information.

(viii)

The Company Properties constitute all of the real property or rights to real property used or held for use by the Company and its subsidiaries in the operation of its business as presently and proposed to be conducted, including all mining and processing operations and the related exploration and development operations (the “US Operations”).

(b)	Personal Property.

(i)

The Company and each of its subsidiaries has good title to, or a valid and binding leasehold interest in, all the personal property (the “Personal Property”) owned or used by it in the US Operations, free and clear of all Liens other than Permitted Liens.

(ii)

The Personal Property consisting of equipment, machinery, vehicles and other tangible personal property that are material and are used regulatory in the operations of the Company and its subsidiaries have been maintained in all material respects in accordance with past practice and generally accepted industry practice, are in good operating condition and repair (ordinary wear and tear excepted).

(iii)

The Personal Property consists of all of the personal property necessary to conduct the US Operations as they are conducted at the date hereof and as of the Effective Time. There is no Personal Property that is not located on the sites of the US Operations (for the avoidance of doubt, no Personal Property is located on any Spinco Property).

1.15	Mining Claims

(a)	Schedule 1.15(a) of the Company Disclosure Letter sets forth a true, correct, and complete list of all patented mining claims owned by the Company and its subsidiaries or otherwise forming part of the

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US Operations (“Patented Claims”) and identifies which entity owns each such Patented Claim. The Company and its subsidiaries hold good and marketable title to all Patented Claims, in each case free and clear of all Liens, except for Permitted Liens. Neither the Company nor any of its subsidiaries currently lease any Patented Claims to any third party.

(b)

Schedule 1.15(b) of the Company Disclosure Letter sets forth a true, correct, and complete list of all unpatented mining claims (including any and all lode, placer, mill site and tunnel site claims) owned or leased or subleased by the Company or any of its subsidiaries or otherwise forming part of the US Operations (“Unpatented Claims”) and identifies which entity holds each such claim or site. Neither the Company nor any of its subsidiaries currently lease any Unpatented Claims to any third party.

(c)	With respect to the Unpatented Claims:

(i)

Subject to the paramount title of the United States of America, the Company and its subsidiaries are the sole owner of each Unpatented Mining Claim, free and clear of all Liens, except for Permitted Liens.

(ii)

Each Unpatented Claim was validly located, recorded and filed with all appropriate Governmental Authorities, and the monuments of location for the Unpatented Claims are on federal public land open for mineral claim staking.

(iii)

All affidavits of assessment work or applicable holding fees in lieu thereof paid and all other filings required to maintain the Unpatented Claims in good standing have been properly and timely recorded or filed with appropriate Governmental Authorities.

(d)

Schedule 1.15(d) of the Company Disclosure Letter sets forth a true, correct, and complete list of all patented and unpatented mining claims leased or subleased by the Company and its subsidiaries or otherwise forming part of the US Operations (“Leased Claims” and together with the Patented Claims and the Unpatented Claims, the “US Claims”) and identifies which entity leases or subleases each such Leased Claim. The Company or one or more of its subsidiaries holds a valid and subsisting leasehold or subleasehold interest in each Leased Claim. With respect to each Leased Claim (i) all leases or subleases under which the Company or one of its subsidiaries leases or subleases any Leased Claim are valid and in full force and effect, and constitute binding obligations of the Company or its applicable subsidiary and the counterparties thereto, enforceable against it in accordance with its terms; (ii) neither the Company nor any of its subsidiaries is in breach of or default under, or has received written notice of any breach of or default under, any leases or sublease of Leased Claims, and, to the Knowledge of the Company, no event has occurred that with notice or lapse of time or both would constitute a breach or default under any such lease or sublease by any other party thereto; (iii) the Company or its subsidiaries are in exclusive possession of all Leased Claims; (iv) neither the Company nor any of its subsidiaries has assigned, pledged, mortgaged, hypothecated or otherwise transferred any lease or sublease of Leased Claims nor has the Company or any of its subsidiaries entered into with any other Person (other than another wholly-owned subsidiary of the Company) any sublease, license or other agreement that relates to the use or occupancy of all or any portion of any Leased Claim; and (v) true, correct, and complete copies of all leases and subleases of Leased Claims are included in the Data Site Information,

(e)	With respect to the US Claims:

(i)

The Company or one of its subsidiaries is in exclusive possession or control of the right to develop the minerals that are locatable under the Mining Law of 1872, as amended located in, on or under the US Claims.

(ii)

The Company or one of its subsidiaries has all surface and access rights, including as applicable fee simple estates, leases, easements, rights of way and permits, or licenses from landowners or Governmental Authorities, permitting the use of land by the Company or its subsidiaries, and other interests that are required for the current state of exploiting the development potential of

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the US Claims, and no third party or group holds any such rights that would be required to conduct mineral exploration and drilling activities on any of the US Claims.

(iii)	There are no conflicting patented or unpatented claims owned by third parties which overlay with any of the US Claims.

(iv)	There are no outstanding payment obligations due pursuant to the Property Agreements, and any and all payment obligations have been satisfied.

(v)

The US Claims include all claims, leases, subleases, licenses, permits, access rights, water rights, and other rights and interest necessary to explore for minerals, ores, or metals without any Liability to pay any commission, royalty, license fee, net smelter royalty/return/receipt, net profits or net proceeds interests, or any similar payment to any Person except as disclosed in Schedule 1.14(a)(iii) of the Company Disclosure Letter and to use or transfer the US Claims pursuant to applicable Law, except for Company Permits from Governmental Authorities and payments due under any lease or sublease of any Leased Claim.

(vi)

Neither the Company nor any of its subsidiaries is party to any, and to the Knowledge of the Company, there is no, joint venture agreement, shareholder agreement, partnership agreement, voting agreement, powers of attorney, co-ownership agreement, co-tenancy agreements, management agreements or any other existing oral or written agreement of any kind which does or could have any adverse impact whatsoever on record or possessory title to the mineral estate of the US Claims, or the access to, exploration, development or mining of same and no other Person has any interest in the US Claims or any right to acquire or otherwise obtain any such interest, other than any lessor or sublessor of the Leased Claims.

(vii)	There are no existing restrictions which would have any adverse effect on the right to explore, develop and mine mineral substances from the US Claims.

(viii)

Except as set out in Schedule 1.15(e)(viii) of the Company Disclosure Letter, there are no options, back-in rights, earn-in rights, rights of first refusal, rights of first offer, preemptive rights, off-take rights or similar provisions or rights which could affect the Purchaser or any of its subsidiaries’ interest in the US Claims after the Effective Date. There are no restrictions on the ability of the Company or its subsidiaries to use, transfer or exploit the US Claims, except pursuant to applicable Law or any lease or sublease of any leased Claims.

(ix)

Neither the Company nor any of its subsidiaries has received any notice, whether written or oral from any Governmental Authority or any person with jurisdiction or applicable authority of any revocation or intention to revoke the Company’s or any of its subsidiaries interests in the US Claims.

(f)	Information.

(i)

The Company has made available to the Purchaser all information and data pertaining to the US Claims in its possession or Knowledge, including plans of operation; notices of intent; Company Permits, including those related to exploration drilling, pad and road construction; mining exploration; land and survey records; the existence of minerals within the US Claims, including relevant reserve and resource estimates; metallurgical testwork and sampling data; drill data and assay results; the Property Agreements; any reclamation and bond release information; and all information concerning record, possessory, legal or equitable title to the US Claims which is within its possession or control.

(ii)	The Company or one of its subsidiaries has the right, title, ownership and right to use all information and data pertaining to the US Claims in its possession or Knowledge.

(g)	Mineral Reserves. The estimated proven and probable mineral reserves and estimated indicated, measured and inferred mineral resources publicly disclosed by the Company have been prepared and

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disclosed in all material respects in accordance with accepted mining, engineering, geoscience and other approved industry practices, and all applicable Laws. The information provided by the Company to the “qualified persons” (as defined in Canadian National Instrument 43-101—Standards of Disclosure for Mineral Projects) in connection with the preparation of such estimates was complete and accurate at the time such information was furnished. There has been no material reduction in the aggregate amount of estimated mineral reserves or estimated mineral resources of the Company from the amounts so disclosed.

(h)

Water Rights. Schedule 1.15(h) of the Company Disclosure Letter sets forth a true, correct and complete list of the water rights, water leases and water supply agreements, ditch rights or other interests in water conveyance rights owned or leased by the Company or any of its subsidiaries (the “Water Rights”). The Company or one of its subsidiaries has valid title or leaseholder interest or otherwise holds valid permits for the Water Rights free and clear of all Liens. Neither the Company nor any of its subsidiaries has received from any Governmental Authority or person any notice or claim materially affecting title to the Water Rights, including notice of non-use regarding such Water Rights.

1.16	Technical Reports

(a)	The Company Properties, together, constitutes the only material projects of the Company for the purposes of NI 43-101.

(b)

The Technical Reports complied in all material respects with the requirements of NI 43-101 at the time of filing thereof and reasonably presented the quantity of mineral resources and mineral reserves attributable to the properties evaluated therein as at the date stated therein based upon information available at the time the report was prepared.

(c)

The Company made available to the authors of the Technical Reports, prior to the issuance thereof, for the purpose of preparing such report, all information requested by them, and none of such information contained any misrepresentation at the time such information was so provided.

(d)

The Company does not have Knowledge of any material change in the facts and assumptions underlying the estimates in the Technical Reports, as updated through the Company Public Disclosure Record, that would reasonably be expected to result in a material change in any production, cost, price, reserves, resources or other relevant information provided in the Technical Reports as updated through the Company Public Disclosure Record.

(e)	All of the material assumptions underlying the mineral resource and mineral reserve estimates in the Company Public Disclosure Record are reasonable and appropriate.

(f)	The estimates of mineral resources and mineral reserves as described in the Company Public Disclosure Record comply in all material respects with NI 43-101.

(g)

The information set forth in the Company Public Disclosure Record relating to mineral resources and mineral reserves required to be disclosed therein pursuant to NI 43-101 has been prepared by the Company and its consultants in accordance with methods generally applied in the mining industry and conforms to the requirements of NI 43-101 and, in all material respects, to applicable Securities Laws.

(h)	The Company is in compliance in all material respects with the provisions of NI 43-101 and has filed all technical reports required thereby.

(i)

There has been no material change of which the Company is or should be aware that would materially disaffirm or materially change any aspect of the Technical Report or that would require the filing of a new technical report under NI 43-101.

1.17	Taxes

(a)

Tax Returns and Payment of Taxes. The Company and each of its subsidiaries has duly and timely filed or caused to be filed (taking into account any valid extensions) all material Tax Returns required to be

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filed by it. Such Tax Returns are true, complete and correct in all material respects. Neither the Company nor any of its subsidiaries is currently the beneficiary of any extension of time within which to file any Tax Return other than extensions of time to file Tax Returns obtained in the ordinary course of business consistent with past practice. All material Taxes due and owing by the Company or any of its subsidiaries (whether or not shown or required to be shown on any Tax Return) have been timely paid or, where payment is not yet due, the Company has made an adequate provision for such Taxes in the Company Financial Statements through the date thereof (in accordance with US GAAP or Canadian GAAP to the extent applicable). The most recent Company Financial Statements reflect an adequate reserve (in accordance with US GAAP) for all material Taxes payable by the Company and its subsidiaries through the date of such most recent Company Financial Statements. Neither the Company nor any of its subsidiaries has incurred any material Liability for Taxes since the date of the most recent Company Financial Statements outside the ordinary course of business or otherwise inconsistent with past practice.

(b)

Availability of Tax Returns. The Data Room Information contains true, correct, and complete copies of all federal, state, local and foreign income, franchise and other material Tax Returns filed by or on behalf of the Company and its subsidiaries for any Tax period ending after January 1, 2013.

(c)

Withholding. The Company and each of its subsidiaries has withheld and paid each material Tax required to have been withheld and paid in connection with amounts paid or owing to any Company Employee, independent contractor, creditor, customer, shareholder or other party, and materially complied with all information reporting and backup withholding provisions of applicable Law, including with respect to Waterton Global Value LP, and any of its affiliates, and attached hereto as Schedule 1.7(c) of the Company Disclosure Letter is a copy of evidence of the payment of withholding taxes and interest by the Company for the year ended December 31, 2013 with respect to Waterton Global Value LP.

(d)

Liens. There are no Liens for Taxes upon the assets of the Company or any of its subsidiaries other than for current Taxes not yet due and payable or for Taxes that are being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with US GAAP have been made in the Company Financial Statements.

(e)

Tax Deficiencies and Audits. No deficiency for any material amount of Taxes which has been proposed, asserted or assessed in writing by any taxing authority against the Company or any of its subsidiaries remains unpaid. There are no waivers or extensions of any statute of limitations currently in effect with respect to Taxes of the Company or any of its subsidiaries. There is no material dispute or claim, including any audit, investigation, proceeding, claim, examination or other administrative or judicial proceedings by any Governmental Authority, actual, pending, or to the Knowledge of the Company, threatened, concerning any Tax liability of the Company or any of its subsidiaries, and no written notice of such an audit, investigation, examination, material dispute, or claim has been received by the Company or any of its subsidiaries. The tax related matter set forth on Schedule 1.17(e) of the Company Disclosure Letter have been resolved.

(f)

Tax Jurisdictions. No claim has ever been made in writing by any taxing authority in a jurisdiction where the Company and its subsidiaries do not file Tax Returns that the Company or any of its subsidiaries is or may be subject to Tax in that jurisdiction. None of the Company or its subsidiaries is subject to Tax in any jurisdiction other than its place of incorporation by virtue of (i) having a permanent establishment or other place of business or (ii) having a source of income in that jurisdiction. None of the Company or any of its subsidiaries is, or at any time has been, subject to (i) the dual consolidated loss provisions of Code §1503(d), (ii) the overall foreign loss provisions of Code §904(f), or (iii) the recharacterization provisions of Code §952(c)(2)., Each of the Company and 0985472 B.C. Ltd. was not a passive foreign investment company as set forth in Section 1297 of the Code (“PFIC”) for 2015, 2016, and 2017 and the Company is not aware of any facts which would indicate that either the Company or 0985472 B.C. Ltd. would be a PFIC through the date prior to closing in 2018.

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(g)

Consolidated Groups, Transferee Liability and Tax Agreements. Other than being a member of the current existing consolidated or unitary group, and except for Klondex Midas Holdings Limited, neither the Company nor any of its subsidiaries (i) has been a member of a group filing Tax Returns on a consolidated, combined, unitary or similar basis, (ii) has any material Liability for Taxes of any Person (other than the Company or any of its subsidiaries) under Treasury Regulation Section 1.1502-6 (or any comparable provision of local, state or foreign Law), as a transferee or successor, by Contract, or otherwise, or (iii) is a party to, bound by or has any material Liability under any Tax sharing, allocation or indemnification agreement or arrangement other than an agreement between any of the Company and its subsidiaries and other than customary indemnifications for Taxes contained in credit or other commercial agreements the primary purposes of which do not relate to Taxes.

(h)

Change in Accounting Method. Neither the Company nor any of its subsidiaries has agreed to make, nor is it required to make, any adjustment under Section 481(a) of the Code or any comparable provision of state, local or foreign Tax Laws by reason of a change in accounting method or otherwise.

(i)

Post-Closing Tax Items. The Company and its subsidiaries will not be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Effective Date as a result of any (i) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax Law) executed on or prior to the Effective Date, (ii) installment sale or open transaction disposition made on or prior to the Effective Date, (iii) prepaid amount received on or prior to the Effective Date, or (iv) intercompany transactions occurring at or prior to the Effective Date or any excess loss account in existence at the Effective Time described in Treasury Regulations under Section 1502 of the Code (or any comparable provision of state, local or foreign Tax Laws), or (v) election under Section 108(i) of the Code.

(j)

Ownership Changes. Without regard to this Agreement, except for Klondex Midas Holdings Limited and Klondex Midas Operations Inc., neither the Company nor any of its subsidiaries has undergone an “ownership change” prior to January 1, 2017 within the meaning of Section 382 of the Code. The Company has not performed a Section 382 study for 2017 and 2018.

(k)

Publicly Traded Status. All of the outstanding Company Shares are currently regularly traded on the NYSE American within the meaning of Treasury Regulation Section 1.1445-2(c)(2) and are listed and posted for trading on the TSX.

(l)	Section 355. Neither the Company nor any of its subsidiaries has been a “distributing corporation” or a “controlled corporation” in connection with a distribution described in Section 355 of the Code.

(m)

Reportable Transactions. Neither the Company nor any of its subsidiaries has been a party to, or a promoter of, a “reportable transaction” within the meaning of Section 6707A(c)(1) of the Code and Treasury Regulations Section 1.6011-4(b).

(n)

Tax Act Provisions. There are no circumstances existing which could result in the application of Section 17, 78, 79 or Sections 80 to 80.04 of the Tax Act, or any equivalent provision under provincial Law, to the Company or any of its subsidiaries.

(o)

Reserves. The Company and its subsidiaries have not claimed nor will they claim any reserve under any provision of the Code or the Tax Act or any equivalent provincial provision, if any amount could be included in the income of the Company or its subsidiaries for any period ending after the Effective Time.

(p)

Auditors. The auditors of the Company are independent public accountants as required by applicable Laws and there is not now, and there has not been, any reportable disagreement (within the meaning of Section 4.11 of National Instrument 51-102 – Continuous Disclosure Obligations) with the Company’s auditors.

(q)

Transfer Pricing. For all transactions between the Company or any of its subsidiaries, on the one hand, and any non-resident person with whom the Company or its subsidiary, as applicable, was not dealing

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at arm’s length, for the purposes of the Tax Act, on the other hand, during a taxation year commencing after 1998, the Company and each of its subsidiaries has made or obtained records or documents that satisfy the requirements of paragraphs 247(4)(a) to (c) of the Tax Act. Neither the Company nor any of its subsidiaries has entered into an agreement contemplated by section 191.3 of the Tax Act. None of the Company or its Subsidiaries have any material liability under Section 482 of the Code and each has maintained adequate documentation and records in all material respects.

1.18	Data Privacy and Security

(a)

The Company has administrative, technical and physical safeguards (including monitoring compliance with such safeguards) to protect the confidentiality, privacy and security of Personal Information and the systems, technology and networks that process Personal Information (the “Company Information Security”). The Company has produced to the Purchaser true, correct and complete copies of all written policies and procedures related to the Company Information Security. Each of the Company’s employees has received appropriate training on the Company Information Security relevant to each such employee’s role.

(b)

The Company has not experienced: (i) any unauthorized processing of Personal Information in the possession, custody or control of any of the Company; or (ii) any unauthorized processing by a third party of Personal Information processed for or on behalf of the Company. The Company has not knowingly acted in a manner, is not aware of any incident or by the exercise or reasonable diligence would not be aware of any incident that would trigger an obligation to notify any person or Governmental Authority under any Laws or Contract.

(c)

The Company is in compliance with and has complied with (i) all Laws related to Personal Information; (ii) all policies, procedures, processes, statements or notices related to Personal Information to the extent such policies, procedures, processes, statements or notices are legally binding or give rise to legally-enforceable duties; and (iii) each Contract related to processing (“Privacy Legal Requirements”).

(d)

The Company either transmits Personal Information across jurisdictional borders in compliance in all material respects with all Privacy Legal Requirements or processes Personal Information exclusively in the same jurisdiction as each data subject to which it relates resides.

(e)

The Company has entered into written agreements with each third-party service provider, vendor and business partner that processes Personal Information, such as payment card processors, advertising and marketing agencies, cloud storage vendors and outsourced technology or human resource functions, (collectively, “Data Related Vendors”) containing commercially reasonable provisions for data privacy and security. The Company has taken reasonable steps to select and retain only those Data Related Vendors that are capable of maintaining the confidentiality, privacy and security of the Personal Information that they process on behalf of the Company.

(f)

No Person has commenced or threatened within the past five (5) years any Action or other written complaint, audit, proceeding, claim or investigation arising from or relating to processing by, for or on behalf of the Company.

(g)

The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein shall not cause, constitute or result in a breach or violation any Privacy Legal Requirement, any policy, procedure, process, statement or notice of the Company as it currently exists or as it existed at any time during which any Personal Information was processed by or on behalf of the Company.

1.19	Intellectual Property

(a)	Schedule 1.19(a) of the Company Disclosure Letter sets forth a true, correct, and complete list of all Intellectual Property owned by the Company or any of its subsidiaries. The Company or one of its

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subsidiaries owns (free and clear of any Liens), or possesses valid rights to use, all Intellectual Property necessary to conduct the business of the Company as it is currently conducted, and to lease, own, use and operate its properties (including the Company Properties) and assets as currently leased and operated.

(b)

To the Company’s Knowledge, no Third Party is currently infringing or misappropriating any material Intellectual Property owned by the Company or any of its subsidiaries. Neither the Company nor any of its subsidiaries has infringed or misappropriated any Intellectual Property of any Third Party or received any material written claim of infringement or misappropriation of any Intellectual Property of any Third Party.

1.20	Insurance

(a)

Schedule 1.20(a) of the Company Disclosure Letter sets forth a true, correct and complete list of (i) all current policies or binders of reclamation, fire, liability, product liability, umbrella liability, real and personal property, workers’ compensation, vehicular, directors and officers’ liability, fiduciary liability and other casualty and property insurance maintained by the Company and its subsidiaries and relating to the assets, business, operations, employees, officers and directors of the Company and its subsidiaries (collectively, the “Insurance Policies”), and with respect to each Insurance Policy: (ii) the broker and insurer, (iii) the policy limits, (iv) any deductible/retention and (v) the policy term. True, correct and complete copies of such Insurance Policies are contained in the Data Room Information. The Insurance Policies are in full force and effect and shall remain in full force and effect following the consummation of the transactions contemplated by this Agreement.

(b)

Neither the Company nor any of its subsidiaries has received any written notice of cancellation of, premium increase with respect to, or alteration of coverage under, any of such Insurance Policies. All premiums due on such Insurance Policies have either been paid or, if due and payable prior to the Effective Date, will be paid prior to the Effective Date in accordance with the payment terms of each Insurance Policy. The Insurance Policies do not provide for any retrospective premium adjustment or other experience-based liability on the part of the Company or any of its subsidiaries. All such Insurance Policies (a) are valid and binding in accordance with their terms; (b) are provided by carriers who are financially solvent; and (c) have not been subject to any lapse in coverage. Schedule 1.20(b) of the Company Disclosure Letter sets forth a true, correct and complete list of all pending or outstanding insurance claims against or relating to the Company or any of its subsidiaries, including workers compensation claims, that are outstanding as of the date hereof. There are no claims related to the business of the Company or its subsidiaries pending under any such Insurance Policies as to which coverage has been questioned, denied or disputed or in respect of which there is an outstanding reservation of rights.

(c)

Neither the Company nor any of its subsidiaries is in default under, and none of them has otherwise failed to comply with, in any material respect, any provision contained in any such Insurance Policy.

(d)

The Insurance Policies are of the type and in the amounts customarily carried by persons conducting a business similar to the Company and are sufficient for compliance with all applicable Laws and Contracts to which the Company or any of its subsidiaries is a party or by which it is bound.

(e)

There has been no denial, rejection, or dispute of material claims by the Company’s or its subsidiaries’ insurers or as to which any such insurer has either: (A) made any reservation of rights; or (B) refused to cover all or any material portion of such claims.

(f)	All proceedings covered by any Insurance Policy have been properly reported to and accepted by the applicable insurer.

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1.21	Circular

(a)

The Circular shall not at the time of the mailing of the Circular to the holders of Company Shares, at the time of the Company Shareholders’ Meeting, or at the time of any amendments thereof or supplements thereto, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that no representation is made by the Company with respect to information supplied by or related to, or the sufficiency of disclosures related to, the Purchaser. The Circular shall comply as to form in all material respects with the requirements of the Securities Laws.

(b)

None of the information supplied or to be supplied by the Company for inclusion or incorporation by reference in the Purchaser Proxy Statement will, at the time preliminary Purchaser Proxy Statement is filed with the SEC, at any time it is amended or supplemented, or at the time the final Purchaser Proxy Statement is filed with the SEC and mailed to the Purchaser Shareholders, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

1.22	Insolvency

(a)	No act or proceeding has been taken by or against the Company or any of its subsidiaries in connection with the:

(i)	dissolution, liquidation, winding up, bankruptcy or reorganization of the Company or any of its subsidiaries; or

(ii)	appointment of a trustee, receiver, manager or other administrator of the Company or any of its subsidiaries or any of its properties or assets,

nor, to the Knowledge of the Company, is any such act or proceeding threatened.

(b)

Neither the Company nor any of its subsidiaries has sought protection under the Bankruptcy Reform Act of 1978, the Bankruptcy and Insolvency Act (Canada), the Companies’ Creditors Arrangement Act (Canada) or similar legislation.

(c)

Neither the Company nor any of its subsidiaries nor any of their respective properties or assets is subject to any outstanding judgment, order, writ, injunction or decree that involves or may involve, or restricts or may restrict, the right or ability of the Company or its subsidiaries to conduct its business in all material respects as it has been carried on prior to the date hereof.

1.23	Material Relationships

(a)

Schedule 1.23(a) of the Company Disclosure Letter sets forth a true, correct and complete list of the Company’s five (5) largest customers, by dollar volume, for each of the following periods: (i) the fiscal year ended December 31, 2017 and (ii) the period beginning on January 1, 2018, and ending on January 31, 2018, and set forth opposite the name of each such customer is the approximate dollar amount of sales attributable to such customer for such periods (any customer listed on, or required to be listed on, Schedule 1.23(a) of the Company Disclosure Letter, collectively, the “Specified Customers”). None of the Specified Customers has (i) provided written notice to the Company that it intends to materially reduce the dollar amount of sales attributable to such Specified Customer, or (ii) either provided written notice or, to the Knowledge of the Company, otherwise notified the Company that it intends to terminate its business relations with the Company. There are no material disputes pending or threatened between any Specified Customer and the Company.

(b)	Set forth on Schedule 1.23(b) of the Company Disclosure Letter are the Company’s ten (10) largest vendors, by dollar volume, for each of the following periods: (i) the fiscal year ended December 31,

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2017 and (ii) the period beginning on January 1, 2018, and ending on January 31, 2018, and set forth opposite the name of each such vendor is the dollar amount of purchases attributable to such vendor for such periods (any vendor listed on, or required to be listed on, Schedule 1.23(b) of the Company Disclosure Letter, collectively, the “Specified Vendors”). No Specified vendor has either provided written notice or, to the Knowledge of the Company, otherwise notified the Company that it intends to terminate or materially reduce (outside of the ordinary course of business) its business relations with the Company. There are no material disputes pending or threatened between any Specified Vendor and the Company.

1.24	Expropriation and Aboriginal Matters

(a)

No Company Property or any other property or asset of the Company or any of its subsidiaries has been taken or expropriated by any Governmental Authority and no notice or proceeding in respect thereof been given or commenced nor, to the Knowledge of the Company, is there any intent or proposal to give any such notice or to commence any such proceeding.

(b)

Neither the Company nor any of its subsidiaries has received any written or oral notice of any Aboriginal Claim which relates to, affects, or could reasonably be expected to affect or impair the Company’s or any of the subsidiaries’ right, title or interest in the Company Properties.

(c)

To the Knowledge of the Company, no Aboriginal Claim has been threatened by any Aboriginal Peoples which relates to, affects, or could reasonably be expected to affect or impair, the Company’s or any of the subsidiaries’ right, title or interest in the Company Properties.

(d)

There are no current, pending or threatened Aboriginal Claims that could reasonably be expected to prevent or impair the exploration, development, construction and operation of the Company’s or any of the subsidiaries’ right, title or interest in the Company Properties.

(e)	No Aboriginal blockade, occupation, illegal action or on-site protest has occurred or has been threatened in connection with the activities on the Company Properties.

(f)	There is no memorandum of agreement, exploration, impact and benefit or any other agreement between the Company or any of its subsidiaries and any Aboriginal Peoples respecting the Company Properties.

(g)	No Aboriginal Information has been received by the Company or any of its subsidiaries which could reasonably be expected to have a Company Material Adverse Effect.

1.25	Confidentiality Agreements

All agreements entered into by the Company or any of its subsidiaries with persons regarding the confidentiality of information provided to such person or reviewed by such persons with respect to any transaction in the nature described in the definition of Acquisition Proposal each contain customary provisions, including standstill provisions, which have not been waived or released with respect to the applicability of any such “standstill” or other provisions of such confidentiality agreements, except to the extent such agreements contain provisions that provide for automatic exceptions to such standstill or other provisions resulting from the Arrangement.

1.26	Brokers

Except for the Company Financial Advisor and the Company Independent Committee Financial Advisor, no broker, finder, financial advisor, investment banker or other Person is entitled to any brokerage, finder’s, financial advisor’s or other similar fee or commission in connection with the Arrangement based upon arrangements made by or on behalf of the Company. True, correct and complete copies of all agreements with the Company Financial Advisor and the Company Independent Committee Financial Advisor have been made available to the Purchaser.

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1.27	Takeover Statutes; Appraisal Rights

No “fair price,” “moratorium,” “control share acquisition,” “business combination” or other similar anti-takeover statute or regulation (including the BCBCA) enacted under any federal, provincial, state, local or foreign Laws applicable to the Company is applicable to this Agreement, the Plan of Arrangement or any of the other transactions contemplated by this Agreement. Except as provided for in the Plan of Arrangement, no holder of Company Shares shall be entitled to Dissent Rights, appraisal or similar rights under any Law, including the BCBCA, or any of the Company’s Charter Documents as a result of the Arrangement or any of the transactions contemplated in this Agreement.

1.28	Fairness Opinions

(a)	The Board has received the Company Board Fairness Opinion and the Company Independent Committee has received the Company Independent Committee Fairness Opinion.

(b)

True, correct and complete copies of the engagement letters between the Company and the Company Board Financial Advisor and the Company Independent Committee and the Company Independent Committee Financial Advisor have been made available to the Purchaser.

(c)

The Company has made true and complete disclosure to the Purchaser of all fees, commissions or other payments that may be incurred pursuant to the engagement of the Company Board Financial Advisor and the Company Independent Committee Financial Advisor or otherwise be payable to the Company Board Financial Advisor and Company Independent Committee Financial Advisor.

(d)

Pursuant to its engagement by the Company and the Company Independent Committee, the Company Independent Committee Financial Advisor is not entitled to be paid a fee that is contingent upon the conclusion reached by it in the Company Independent Committee Fairness Opinion or upon the successful completion of the Arrangement or any other transaction.

1.29	Company Independent Committee and Company Board Approval

(a)

Each of the Company Independent Committee and the Company Board, at a meeting duly called and held, upon consultation with legal and financial advisors, has unanimously determined that the Arrangement is:

(i)	fair to the Company Shareholders; and

(ii)	in the best interests of the Company.

(b)	The Company Board has unanimously:

(i)	approved the:

(A)	execution and delivery of this Agreement; and

(B)	transactions contemplated by this Agreement; and

(ii)	resolved to recommend that the Affected Securityholders vote in favour of the Arrangement Resolution.

(c)	No action has been taken to amend or supersede such determinations, resolutions or authorizations of the Company Independent Committee or the Company Board.

(d)

To the Knowledge of the Company, each Director and Named Executive Officer of the Company intends to vote all Company Shares held by him or her in favour of the Arrangement Resolution and references to such intention may be made in any press release disclosing the Arrangement and this Agreement, the Circular and other documents relating to the Arrangement.

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1.30	Arrangements with Securityholders

Other than the Support Agreements and this Agreement, the Company does not have any agreement, arrangement or understanding (whether written or oral) with any:

(a)	shareholder of the Purchaser;

(b)	interested party of the Purchaser;

(c)	related party of any interested party of the Purchaser; or

(d)	any joint actor with any such persons,

(and for this purpose, the terms “interested party”, “related party” and “joint actor” shall each have the meaning ascribed to such terms in MI 61-101), in respect of the Purchaser or any of its securities, businesses or operations.

1.31	Regulatory Filings

(a)

HSR Act. As determined in accordance with the HSR Act and regulations thereunder, (i) the Company is a “foreign issuer” and (ii) the Company and all entities it controls made aggregate sales in or into the United States in excess of US $84.4 million in the Company’s most recent fiscal year.

(b)

Merger Control Filings. The information provided by the Company to the Purchaser (i) to determine if merger control filings are required under any antitrust or competition Law and (ii) in connection with any such filings, is accurate and complete.

1.32	Access to Information; Disclaimer

The Company acknowledges and agrees that it (a) has had an opportunity to discuss the business of the Purchaser with the management of the Purchaser, (b) has had reasonable access to the books and records of the Purchaser for purposes of the transactions contemplated by this Agreement, (c) has been afforded the opportunity to ask questions of and receive answers from the management of the Purchaser, and (d) has conducted its own independent investigation of the Purchaser, its businesses and the Plan of Arrangement and the other transactions contemplated hereby, and the Company has not relied on any representation, warranty or other statement by any Person on behalf of the Purchaser, other than the representations and warranties of the Purchaser expressly contained in Schedule E.

1.33	Data Room Information

None of the Data Room Information has been amended except as specifically noted as amended in the Data Room Information.

1.34	Company Budget

The Company Budget has been prepared in a commercially reasonable manner, based on accurate historical financial, production and reserve information concerning the Company. The results set forth in the Company Budget are achievable by the Company in all material respects, in the time frames set forth in the budget, without material expenditures by the Company and its subsidiaries not reflected in the Company Budget.

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SCHEDULE E

REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

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Schedule E

REPRESENTATIONS AND WARRANTIES OF THE PURCHASER AND ACQUIRECO

1.1	Organization and Qualification; Charter Documents.

(a)

Organization and Qualification. Each of the Purchaser and Acquireco is a corporation duly organized, validly existing and in good standing under the Laws of, with respect to the Purchaser, Delaware and with respect to Acquireco, the Laws of the Province of British Columbia, and has the requisite corporate power and authority to own, lease and operate its assets and to carry on its business as now conducted. Each of the Purchaser and Acquireco is duly qualified or licensed to do business as a foreign corporation and is in good standing in each jurisdiction where the character of the assets and properties owned, leased or operated by it or the nature of its business makes such qualification or license necessary, except where the failure to be so qualified or licensed or to be in good standing, would not reasonably be expected to have, individually or in the aggregate, a material adverse impact on the Purchaser and Acquireco.

(b)

Charter Documents. The Purchaser has delivered or made available to the Company a true and correct copy of the Charter Documents of the Purchaser and Acquireco. Neither the Purchaser nor Acquireco is in violation of any of the provisions of its Charter Documents.

(c)	Reporting Status.

(i)	The Purchaser is and has been a “reporting issuer” and not on the list of reporting issuers in default under Securities Laws for at least the four months preceding the date of this Agreement;

(ii)	No Securities Authority has issued any order preventing or suspending trading of any securities of the Purchaser;

(iii)	The Purchaser has not taken an action to cease to be a reporting issuer in the United States or in any of the provinces of Canada other than Québec; and

(iv)	The Purchaser has not received notification from any Securities Authority or Exchange seeking to revoke the reporting issuer status of the Purchaser.

1.2	Capitalization

The entire authorized capital stock of the Purchaser consists of 750,000,000 shares of Purchaser Common Stock and 5,000,000 shares of preferred stock, par value $0.25 per share (“Purchaser Preferred Stock”). As of March 16, 2018, 399,397,443 shares of Purchaser Common Stock are issued and outstanding, 4,529,450 shares of Purchaser Common Stock are held in treasury, 157,816 shares of Purchaser Preferred Stock are issued and outstanding, and no shares of Purchaser Preferred Stock are held in treasury. As of March 16, 2018, no shares of Purchaser Common Stock were issuable upon the exercise of Purchaser Stock Options. There are no securities of the Purchaser or of any of its subsidiaries outstanding which have the right to vote generally with the holders of the outstanding Purchaser Common Stock on any matters. There are no outstanding contractual or other obligations of the Purchaser or any of its subsidiaries to repurchase, redeem or otherwise acquire any of its securities or with respect to the voting or disposition of any outstanding securities of any of its subsidiaries. There are no outstanding bonds, debentures or other evidences of indebtedness of the Purchaser or any of its subsidiaries having the right to vote with the holders of the outstanding Purchaser Common Stock on any matters.

1.3	Authority

Each of the Purchaser and Acquireco has all requisite corporate power and authority to enter into and to perform its obligations under this Agreement and to consummate the transactions contemplated hereby. The

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execution and delivery of this Agreement by the Purchaser and Acquireco and the consummation by the Purchaser and Acquireco of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Purchaser and Acquireco, and no other corporate proceedings on the part of the Purchaser or Acquireco are necessary to authorize the execution and delivery of this Agreement or to consummate the Arrangement and the other transactions contemplated hereby other than the Purchaser Shareholder Approval. This Agreement has been duly executed and delivered by the Purchaser and Acquireco and, assuming due execution and delivery by the Company, constitutes the valid and binding obligation of the Purchaser and Acquireco, enforceable against the Purchaser and Acquireco in accordance with its terms, except as such enforceability may be limited by Enforceability Limitations.

1.4	Purchaser Board Approval.

(a)	The board of directors of Purchaser has unanimously approved the:

(A)	execution and delivery of this Agreement; and

(B)	transactions contemplated by this Agreement; and

(b)	No action has been taken to amend or supersede such determinations, resolutions or authorizations of the board of directors of the Purchaser.

1.5	No Conflict; Required Filings and Consents

(a)

Governmental Approvals. No authorization, licence, permit, certificate, registration, consent or approval of, or filing with, or notification to, any Governmental Authority is required to be obtained or made by or with respect to the Purchaser or any of its subsidiaries in connection with the execution and delivery of this Agreement or Acquireco or the performance by the Company of its obligations hereunder, the completion by the Company of the Arrangement and the other transactions contemplated hereby or the ability of the Purchaser or Acquireco to conduct its operations, other than the following:

(i)	the Interim Order and any filings required in order to obtain, and approvals required under, the Interim Order;

(ii)	the Final Order, and any filings required in order to obtain the Final Order;

(iii)	if required, filing the Purchaser Proxy Statement under the US Exchange Act as contemplated by this Agreement;

(iv)	filings and other actions required under the rules and policies of the NYSE and TSX as are contemplated by this Agreement; and

(v)	the filings and other actions required by the HSR Act as contemplated by this Agreement;

(b)

No Violation. Subject to obtaining the authorizations, consents and approvals and making the filings referred to in Section 1.5(a) of this Schedule E, the execution and delivery by the Purchaser and Acquireco of this Agreement and the performance by the Purchaser and Acquireco of the covenants of the Purchaser and Acquireco hereunder and the completion of the Arrangement do not and will not violate, conflict with or result in a breach of any provision of the Charter Documents of the Purchaser or those of any of its subsidiaries or affiliates, and will not violate, conflict with or result in a breach of:

(i)

Any material contract, authorization, note, bond, mortgage, indenture, instrument, agreement, lease, or Permit to which the Purchaser or any of its subsidiaries or affiliates or Acquireco is a party, or by which the Company or any of its subsidiaries or affiliates is bound;

(ii)	any Law to which the Purchaser or any of its subsidiaries or affiliates or Acquireco is subject or by which the Purchaser or any of its subsidiaries or affiliates or Acquireco is bound; or

(iii)	any judgment, decree, order, or award of any Governmental Authority or arbitrator.

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1.6	Orders

No Order has been entered or issued which restrains, enjoins or prohibits the ability of the Purchaser or Acquireco to consummate the Arrangement or any of the other transactions provided for herein.

1.7	Brokers

No broker, finder, financial advisor, investment banker or other Person is entitled to any brokerage, finder’s, financial advisor’s or other similar fee or commission payable by the Company in connection with the Arrangement based upon arrangements made by or on behalf of the Purchaser or Acquireco.

1.8	Circular

None of the information supplied or to be supplied by the Purchaser, as the case may be, for inclusion or incorporation by reference in the Circular shall, at the time of the mailing of the Circular to Affected Securityholders, at the time of the Company Shareholders’ Meeting, or at the time of any amendments thereof or supplements thereto, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Purchaser Proxy Statement, if required, shall not, at the time the preliminary Purchaser Proxy Statement is filed with the SEC, at any time it is amended or supplemented, or at the time the final Purchaser Proxy Statement is filed with the SEC and mailed to the Purchaser Shareholders, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that no representation is made by the Purchaser with respect to information supplied by or related to, or the sufficiency of disclosures related to, the Company, the Company’s subsidiaries, or any Company Representative.

1.9	Securities Filings; Financial Statements

(a)

Purchaser Securities Filings. The Purchaser has timely filed or furnished, as applicable, all reports, prospectuses, schedules, forms, statements or other documents (including exhibits and all other information incorporated by reference) required to be filed or furnished as part of the Purchaser Public Disclosure Record. The Purchaser Public Disclosure Record (i) as of its date, complied as to form in all material respects with the applicable requirements of Securities Laws, as the case may be, as in effect on the date so filed, (ii) did not, at the time it was filed (or, if subsequently amended or supplemented, at the time of such amendment or supplement), contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading, and (iii) included, in the case of those which contain annual financial statements, annual financial statements that have been audited by an independent certified public accounting firm.

(i)	The Purchaser has not received any comments from any Securities Authority with respect to the Purchaser Public Disclosure Record that have not been resolved.

(ii)

The Purchaser has not filed or furnished any (A) confidential material change report (which at the date of this Agreement remains confidential) or (B) other confidential filings (including redacted filings other than material contracts which required redaction), with or to any Securities Authority or any Exchange.

(iii)	There is no material fact concerning the Purchaser which has not been disclosed in the Purchaser Public Disclosure Record on or before the date hereof.

(b)

Securities Laws Non-Compliance. There are no current, pending, or, to the Knowledge of the Purchaser, threatened proceedings before any Governmental Authority relating to any alleged non-compliance with any applicable Securities Laws.

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(c)	Stock Exchanges.

(i)	Trading in the Purchaser Shares on the NYSE is not currently halted or suspended.

(ii)

No delisting, suspension of trading, cease trading or similar order or restriction with respect to any securities of the Purchaser is pending, in effect, or, to the knowledge of the Purchaser, threatened or is expected to be implemented or undertaken.

(iii)	To the knowledge of the Purchaser, the Purchaser is not subject to any formal or informal review, enquiry, investigation or other proceeding relating to any order or restriction.

(d)

Financial Statements. Each of the consolidated financial statements (including, in each case, any notes thereto) contained in the Purchaser Public Disclosure Record (i) complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto as of their respective dates; (ii) was prepared in accordance with US GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto and, in the case of unaudited interim financial statements, as may be permitted by the SEC for Quarterly Reports on Form 10-Q); and (iii) fairly presented in all material respects the consolidated financial position of Purchaser and its consolidated subsidiaries at the respective dates thereof and the consolidated results of the Purchaser’s operations and cash flows for the periods indicated therein, subject, in the case of unaudited interim financial statements, to normal and year-end audit adjustments as permitted by US GAAP and the applicable rules and regulations of the SEC.

(i)

The Purchaser does not intend to correct or restate, nor, to the Knowledge of the Purchaser is there any basis for any correction or restatement of, any aspect of any of the consolidated financial statements contained in the Purchaser Public Disclosure Record.

(ii)

None of the Purchaser, any of its subsidiaries or any director, officer, employee, and to the Knowledge of the Purchaser, auditor, accountant or representative of the Purchaser or any of its subsidiaries has received or otherwise obtained knowledge of any complaint, allegation, assertion, or claim, whether written or oral, regarding accounting, internal accounting controls or auditing matters, including:

(A)	any complaint, allegation, assertion, or claim that the Purchaser or any of its subsidiaries has engaged in questionable accounting or auditing practices; or

(B)	any expression of concern from its employees regarding questionable accounting or auditing matters.

(e)	Internal Controls.

(i)

The Purchaser and each of its subsidiaries has established and maintains a system of internal controls over financial reporting, including “internal controls over financial reporting” (as defined in Rules 13a-15(f) and 15d-15(f) of the US Exchange Act) that is sufficient to provide reasonable assurance (i) regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with US GAAP, (ii) that receipts and expenditures of the Purchaser and its subsidiaries are being made only in accordance with authorizations of management and the board of directors of the Purchaser, and (iii) regarding prevention or timely detection of the unauthorized acquisition, use or disposition of the Purchaser’s and its subsidiaries’ assets that could have a material effect on the consolidated financial statements contained in the Purchaser Public Disclosure Record.

(ii)

The annual and interim certifications filed by the Purchaser as part of the Purchaser’s Public Disclosure Record have been true and accurate. To the Knowledge of the Purchaser, there is and there has been no fraud, whether or not material, involving management or any other employees who have a significant role in the internal control over financial reporting of the Purchaser.

(f)

Disclosure Controls and Procedures. The Purchaser’s disclosure controls and procedures, including the “disclosure controls and procedures” (as defined in Rules 13a-15(e) and 15d-15(e) of the US Exchange

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Act) are designed to ensure that all information (both financial and non-financial) required to be disclosed by the Purchaser in the reports that it files or submits under the applicable Securities Laws is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the applicable Securities Laws, and that all such information is accumulated and communicated to the Purchaser’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications of the principal executive officer and principal financial officer of the Purchaser required under the applicable Securities Laws with respect to such reports.

(g)

Off-Balance Sheet Arrangements. Neither the Purchaser nor any of its subsidiaries is a party to, or has any commitment to become a party to, any joint venture, off balance sheet partnership or any similar Contract (including any Contract or arrangement relating to any transaction or relationship between or among the Purchaser and any of its subsidiaries, on the one hand, and any unconsolidated affiliate, including any structured finance, special purpose or limited purpose entity or person, on the other hand, or any “off balance sheet arrangements” (as defined in Item 303(a) of Regulation S-K under the US Exchange Act)), where the result, purpose or intended effect of such Contract is to avoid disclosure of any material transaction involving, or material Liabilities of, the Purchaser or any of its subsidiaries in the Purchaser Public Disclosure Record.

(h)

Sarbanes-Oxley Compliance. Each of the principal executive officer and the principal financial officer of the Purchaser (or each former principal executive officer and each former principal financial officer of the Purchaser, as applicable) has made all certifications required by Rule 13a-14 or 15d-14 under the US Exchange Act and Sections 302 and 906 of the Sarbanes-Oxley Act with respect to the Purchaser Public Disclosure Record, and the statements contained in such certifications are true and accurate in all material respects. For purposes of this Agreement, “principal executive officer” and “principal financial officer” shall have the meanings given to such terms in the Sarbanes-Oxley Act. Neither the Purchaser nor any of its subsidiaries has outstanding (nor has arranged or modified since the enactment of the Sarbanes-Oxley Act) any “extensions of credit” (within the meaning of Section 402 of the Sarbanes-Oxley Act) to directors or executive officers (as defined in Rule 3b-7 under the US Exchange Act) of the Purchaser or any of its subsidiaries. The Purchaser is in material compliance with all applicable provisions of the Sarbanes-Oxley Act and the applicable listing and corporate governance rules of the Exchanges.

1.10	Litigation

Except as disclosed in the Purchaser Public Disclosure Record, there are no material Legal Actions pending or, to the Knowledge of the Purchaser, threatened against the Purchaser or any of its subsidiaries or any of their respective properties or assets, including matters arising under Environmental Laws, that would reasonably be expected to have a Purchaser Material Adverse Effect.

1.11	Environmental Matters

(a)

Except as disclosed in the Purchaser Public Disclosure Record, the operations of the Purchaser and each of its subsidiaries are in compliance in all material respects with Environmental Laws, including with respect to tailings ponds, which compliance includes the possession, maintenance of, and compliance with Environmental Authorizations or application for, all Permits required under applicable Environmental Laws for the operation of the business of the Purchaser and its subsidiaries as currently conducted, and to lease, own, use and operate their properties and assets as they are currently used and operated, except where such noncompliance would not reasonably be expected to result in a Purchaser Material Adverse Effect.

1.12	Industry Guide 7

(a)	The estimated proven and probable mineral reserves publicly disclosed by the Purchaser have been prepared and disclosed in all material respects in accordance with SEC Industry Guide 7.

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1.13	Compliance with Laws; Permits

(a)	Compliance with Laws. Except as disclosed in the Purchaser Public Disclosure Record,

(i)	the business of the Purchaser and its subsidiaries has been and is currently being conducted in material compliance with all applicable Laws; and

(ii)	all issued and outstanding Purchaser Shares have been issued in compliance with all applicable Securities Laws.

(b)	Anti-Bribery. Neither the Purchaser nor any of its subsidiaries and, to the Purchaser’s Knowledge, none of their respective directors, officers, supervisors, managers, employees, or agents has:

(i)

violated or is in violation of any applicable anti-bribery, export control, and economic sanctions Laws, including the United States Foreign Corrupt Practices Act and the Corruption of Foreign Public Officials Act (Canada);

(ii)

made or authorized any direct or indirect contribution, payment or gift of funds, property or anything else of value to any official, employee or agent of any Governmental Authority, authority or instrumentality in the United States or Canada, or other jurisdictions in which the Purchaser or any of its subsidiaries has assets, other than in accordance with applicable Laws;

(iii)

used any corporate funds, or made any direct or indirect unlawful payment from corporate funds, to any foreign or domestic government official or employee or any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; or

(iv)

violated or is in violation of any provision of applicable Law relating to foreign corrupt practices, including making any contribution to any candidate for public office, in either case, where either the payment or gift or the purpose of such contribution, payment or gift was or is prohibited under the foregoing.

(c)	Money Laundering Laws.

(i)

To the Knowledge of the Purchaser, the operations of the Purchaser and its subsidiaries are and have been conducted at all times in compliance with: (A) applicable financial recordkeeping and reporting requirements of the money laundering statutes of all applicable jurisdictions; (B) the rules and regulations thereunder; and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Authority (collectively, the “Money Laundering Laws”).

(ii)

No action, claim, notice of assessment, suit or proceeding by or before any commission, court, Governmental Authority, arbitrator or non-Governmental Authority involving the Purchaser or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the Knowledge of the Purchaser, threatened.

(d)

Expropriation. Since January 1, 2016, no part of the property or assets of the Purchaser or any of its subsidiaries has been taken, condemned, or expropriated by any Governmental Authority nor has any written notice or proceeding in respect thereof been given or commenced nor does the Purchaser or any of its subsidiaries know of any intent or proposal to give such notice or commence any such proceedings.

(e)	Permits.

(i)

The Purchaser and its subsidiaries hold, to the extent legally required to operate their respective businesses, all material Permits, except where the failure to hold such Permits would reasonably be expected to have a Purchaser Material Adverse Effect.

(ii)	The Purchaser and each of its subsidiaries are and have been in material compliance with the terms of all material Permits. Neither the transactions contemplated by this Agreement, nor to the

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Purchaser’s Knowledge, any other event has occurred that, with or without notice or lapse of time or both, would or would reasonably be expected to result in the revocation, suspension, cancellation, lapse or limitation of any material Permits.

1.14	Insolvency.

(a)	No act or proceeding has been taken by or against the Purchaser or any of its subsidiaries in connection with the:

(i)	dissolution, liquidation, winding up, bankruptcy or reorganization of the Purchaser or any of its subsidiaries; or

(ii)

appointment of a trustee, receiver, manager or other administrator of the Purchaser or any of its subsidiaries or any of its properties or assets, nor, to the Knowledge of the Purchaser, is any such act or proceeding threatened.

(b)

To the Knowledge of the Purchaser, neither the Purchaser nor any of its subsidiaries has sought protection under the Bankruptcy Reform Act of 1978, the Bankruptcy and Insolvency Act (Canada), the Companies’ Creditors Arrangement Act (Canada) or similar legislation.

(c)

To the Knowledge of the Purchaser, neither the Purchaser nor any of its subsidiaries nor any of their respective properties or assets is subject to any outstanding judgment, order, writ, injunction or decree that involves or may involve, or restricts or may restrict, the right or ability of the Purchaser or its subsidiaries to conduct its business in all material respects as it has been carried on prior to the date hereof.

1.15	Purchaser Shares

The Purchaser Shares to be issued as part of the Consideration will, when issued pursuant to the Arrangement, be duly and validly issued as fully paid and non-assessable common shares in the capital of the Purchaser. Purchaser is in compliance with all of the applicable listing and corporate governance rules of the NYSE in all material respects.

1.16	Absence of Certain Changes

Since December 31, 2017, there has not been any event, condition, change or effect that would reasonably be expected to have, individually or in the aggregate, a Purchaser Material Adverse Effect.

1.17	Sufficient Funds

The Purchaser’s cash on hand shall be sufficient for the Purchaser to fund the cash payment to holders of Company Shares pursuant to the Plan of Arrangement, the Purchaser Spinco Subscription Amount and all amounts owed by the Company and its subsidiaries to Investec pursuant to the Investec Facility Agreement.

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SCHEDULE F

FORM OF SPINCO CONTRIBUTION AGREEMENT

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CONTRIBUTION AND TRANSFER AGREEMENT

THIS AGREEMENT entered into on [●], 2018.

BETWEEN:

KLONDEX MINES LTD., a corporation existing under the laws of the

Province of British Columbia (the “Transferor”)

– and –

[SPINCO], a corporation existing under the laws of the Province of

British Columbia (the “Transferee”)

RECITALS:

WHEREAS the Transferor, Hecla (as defined herein) and ULC (as defined herein) wish to consummate the Arrangement (as defined herein) pursuant to the Plan of Arrangement (as defined herein) under Section 288 of the Business Corporations Act (British Columbia);

AND WHEREAS the Plan of Arrangement provides, among other things, that, at the Effective Time (as defined herein), the Transferor shall transfer to the Transferee all of its entire legal and beneficial right, title and interest in and to the Transferred Assets (as defined herein) in consideration for the Distribution Transferee Shares (as defined herein);

AND WHEREAS in connection with the implementation of the Arrangement, the Parties wish to provide for the transfer of the Transferred Assets to the Transferee and the issuance by the Transferee of the Distribution Transferee Shares on the terms and conditions set forth in this Agreement;

NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each of the Transferor and the Transferee, the Parties hereby agree as follows:

ARTICLE 1

DEFINITIONS AND PRINCIPLES OF INTERPRETATION

1.1 Definitions

In this Agreement, unless there is something in the subject matter or context inconsistent therewith, the following terms shall have the following meanings respectively and grammatical variations of such terms shall have the corresponding meanings:

(a)	“affiliate” has the meaning assigned to such term under the BCBCA;

(b)	“Agreement” means this contribution and transfer agreement, including any schedules hereto, and all amendments hereto or restatements hereto as permitted;

(c)

“Arrangement Agreement” means the arrangement agreement, including all schedules annexed thereto, made between the Transferor, Hecla and ULC dated March [●], 2018, as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof;

(d)	“Arrangement” means the arrangement of the Transferor under the provisions of Section 288 of the BCBCA on the terms and conditions set forth in the Plan of Arrangement, subject to any amendment

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or supplement thereto made in accordance with the Arrangement Agreement or the Plan of Arrangement or at the direction of the Court in the Final Order;

(e)	“BCBCA” means the Business Corporations Act (British Columbia) and the regulations made thereunder;

(f)	“Bison” means Bison Gold Resources Inc., a corporation existing under the laws of the Province of Ontario and a wholly-owned subsidiary of the Transferor;

(g)	“Bison Shares” means all of the issued and outstanding shares in the capital of Bison immediately prior to the Effective Time;

(h)	“Business Day” means a day, other than a Saturday or a Sunday, on which the principal commercial banks located in Vancouver, British Columbia are open for the conduct of business;

(i)	“Court” means the Supreme Court of British Columbia;

(j)	“Distribution Transferee Shares” has the meaning assigned to such term in accordance with Section 2.2(b);

(k)	“Effective Date” means the date on which the Plan of Arrangement becomes effective;

(l)	“Effective Time” has the meaning assigned to such term in Section 1.4;

(m)	“Encumbrances” means any lien, encumbrance, pledge, mortgage, deed of trust or other security interest;

(n)

“Final Order” means the final order of the Court approving the Arrangement, as such order may be amended by the Court with the consent of the Transferor and Hecla at any time prior to the Effective Date or, if appealed, then, unless such appeal is withdrawn or denied, as affirmed or as amended on appeal;

(o)	“Governmental Authority” has the meaning assigned to such term in the Arrangement Agreement;

(p)	“Hecla” means Hecla Mining Company, a corporation incorporated under the laws of Delaware;

(q)	“Klondex Canada” means Klondex Canada Ltd., a corporation existing under the BCBCA and a wholly-owned subsidiary of the Transferor;

(r)	“Klondex Canada Shares” means all of the issued and outstanding shares in the capital of Klondex Canada immediately prior to the Effective Time;

(s)	“Klondex Canada Subco Note” has the meaning assigned to such term in the Arrangement Agreement;

(t)	“Liability” means any liability, indebtedness or obligation of any kind, whether accrued, contingent or otherwise;

(u)

“Losses”, in respect of any matter, means all claims, demands, proceedings, losses, damages, Liabilities, deficiencies, costs, expenses and judgments (including all interest, penalties, amounts paid in settlement and reasonable out-of-pocket legal and other professional fees and disbursements, but excluding loss of profit, and special or consequential damages) arising directly or indirectly as a consequence of such matter less in all cases any insurance and/or tax benefits received or receivable in respect thereof;

(v)	“Participating Former Securityholders” has the meaning assigned to such term in the Plan of Arrangement;

(w)	“Parties” means, together, the Transferor and the Transferee, and “Party” means any one of them;

(x)

“Person” means an individual, sole proprietorship, partnership, corporation, company, limited liability company, firm, entity, unincorporated association, unincorporated syndicate, unincorporated organization, trust, body corporate, agency, trustee, executor, administrator or other legal representative;

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(y)	“Plan of Arrangement” has the meaning assigned to such term in the Arrangement Agreement;

(z)	“Purchase Price” has the meaning assigned to such term in Section 2.2(a);

(aa)	“Surviving Company” has the meaning assigned to such term in the Arrangement Agreement;

(bb)	“Tax Act” means the Income Tax Act (Canada), as amended;

(cc)

“Taxes” means all federal, state, local, provincial, branch or other taxes, including, without limitation, income, gross receipts, windfall profits, value added, ad valorem, property, capital, net worth, production, sales, use, licence, excise, franchise, employment, sales taxes, use taxes, value added taxes, transfer taxes, withholding or similar taxes, payroll taxes, employment taxes, pension plan premiums, social security premiums, workers’ compensation premiums, employment insurance or compensation premiums, stamp taxes, occupation taxes, premium taxes, mining taxes, alternative or add-on minimum taxes, goods and services tax, harmonized sales tax, customs duties or other taxes of any kind whatsoever imposed or charged by any Governmental Authority, together with any interest, penalties, or additions with respect thereto and any interest in respect of such additions or penalties;

(dd)	“Transferee” has the meaning assigned to such term on the first page of this Agreement, and includes its successors and assigns;

(ee)

“Transferee Liabilities” means all Liabilities, whether accrued, contingent or otherwise, which arise out of or in connection with, the ownership, possession, financing, development or operation of the Transferred Assets or the businesses operated by Bison and Klondex Canada, respectively, or which otherwise pertain or relate to the Transferred Assets or those businesses, including, without limiting the generality of the foregoing, all Liabilities of the Transferor to be performed under any agreement, note, bond, mortgage, indenture, supplemental indenture, deed of trust, lease, license, franchise, concession, easement, contract or authorization which pertains or relates to the Transferred Assets including that certain tax indemnity agreement made as of January 21, 2016 among 7097914 Manitoba Ltd., Klondex Canada and the Transferor;

(ff)	“Transferee Shares” means common shares in the capital of the Transferee;

(gg)	“Transferor” has the meaning assigned to such term on the first page of this Agreement, and includes its successors and permitted assigns;

(hh)	“Transferor Claim” has the meaning assigned to such term in Subsection 5.2(b);

(ii)

“Transferor Indemnified Parties” means the Transferor, Hecla, their affiliates and the respective directors, officers, employees, agents of the foregoing, and the respective predecessors, successors, assigns, executors, trustees, heirs and personal representatives of any of the foregoing;

(jj)	“Transferor Indemnity Notice” has the meaning assigned to such term in Section 5.2(b);

(kk)	“Transferor Liabilities” means any Liabilities of the Transferor, other than the Transferee Liabilities;

(ll)	“Transferor Shares” means common shares in the capital of the Transferor;

(mm)	“Transferred Assets” means the Klondex Canada Shares, the Bison Shares, and the Klondex Canada Subco Note;

(nn)	“ULC” means 1156291 B.C. Unlimited Liability Company, an unlimited liability company incorporated under the laws of British Columbia; and

(oo)	“US$” means the lawful currency of the United States of America.

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1.2 Certain Rules of Interpretation

In this Agreement:

(a)

Consent. Whenever a provision of the Agreement requires an approval or consent by a Party and such approval or consent is not delivered within the applicable time limit, then, unless otherwise specified, the Party whose consent or approval is required shall be conclusively deemed to have withheld its approval or consent.

(b)	Currency. Unless otherwise specified, all references to “$”, dollars or money amounts are to lawful currency of Canada.

(c)

Governing Law. The Agreement is a contract made under and shall be governed by and construed in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable in the Province of British Columbia.

(d)	Headings. Headings of Articles and Sections are inserted for convenience of reference only and shall not affect the construction or interpretation of the Agreement.

(e)	Including. Where the words “including” or “includes” are used in the Agreement, it means “including (or includes) without limitation”.

(f)	No Strict Construction. The language used in the Agreement is the language chosen by the Parties to express their mutual intent, and no rule of strict construction shall be applied against any Party.

(g)	Number and Gender. Unless the context otherwise requires, words importing the singular include the plural and vice versa and words importing gender include all genders, including the neuter gender.

(h)

Statutory References. A reference to a statute includes all regulations made pursuant to such statute and, unless otherwise specified, the provisions of any statute or regulation which amends, supplements or supersedes any such statute or any such regulation.

(i)	Time. Time is of the essence in the performance of the Parties’ respective obligations.

1.3 General Provisions

(a)

Assignment. No Party may assign this Agreement or any rights or obligations under the Agreement without the prior written consent of each of the other Parties, such consent not to be unreasonably withheld.

(b)

Enurement. The Agreement shall enure to the benefit of and be binding upon the Parties and their respective successors (including any Surviving Company and for greater certainty any successor by reason of amalgamation of any Party) and permitted assigns.

(c)

Further Assurances. The Parties shall with reasonable diligence do all such things and provide all such reasonable assurances as may be required to consummate the transactions contemplated by the Agreement, and each Party shall provide such further documents or instruments required by any other Party as may be reasonably necessary or desirable to effect the purpose of the Agreement and carry out its provisions.

(d)

Execution and Delivery. This Agreement may be executed by the Parties in counterparts and may be executed and delivered by facsimile and all such counterparts and facsimiles shall together constitute one and the same agreement.

1.4 Timing of Contributions

Notwithstanding any other provision of this Agreement or the time of execution of this Agreement, this Agreement shall for all purposes be effective on the Effective Date at the time the transactions described in Section 3.02(g) of the Plan of Arrangement are deemed to be effective (the “Effective Time”).

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ARTICLE 2

CONVEYANCE AND CONSIDERATION

2.1 Conveyance of Transferred Assets

Subject to the terms and conditions of this Agreement, the Transferor hereby assigns, transfers, conveys and contributes to the Transferee, and the Transferee hereby accepts from the Transferor and assumes, at the Effective Time:

(a)

all of the Transferor’s right, title and interest in and to the Transferred Assets, together with any and all benefits, powers and advantages to be derived therefrom and all covenants, obligations and agreements of any other party thereunder, on the terms and conditions set forth in this Agreement, in exchange for the consideration described in Section 2.2; and

(b)	that certain tax indemnity agreement made as of January 21, 2016 among 7097914 Manitoba Ltd., Klondex Canada and the Transferor.

2.2 Consideration for Conveyance of Transferred Assets

(a)

The Parties agree that the purchase price for the Transferred Assets (the “Purchase Price”) shall be equal to the fair market value of the Transferred Assets as of the Effective Time, the best estimate of which is US$45,000,000.

(b)

The Transferee shall pay the Purchase Price to the Transferor at the Effective Time, in accordance with the Plan of Arrangement, by issuing to the Transferor that number of fully paid and non-assessable Transferee Shares (the “Distribution Transferee Shares”) equal to the number of Transferor Shares issued and outstanding immediately prior to the Effective Time (for the avoidance of doubt, excluding any Transferor Shares in respect of which Dissenting Shareholders have exercised Dissent Rights).

2.3 Post-Closing Obligations

From and after the Effective Time, the Transferee shall, and shall cause Klondex Canada and Bison to, assume and agree to pay, perform, and discharge, when due, the Transferee Liabilities. For the avoidance of doubt, the Parties agree that the Transferee Liabilities are negligible and shall not constitute part of the Purchase Price payable by the Transferee for the Transferred Assets.

ARTICLE 3

TAX MATTERS RELATING TO TRANSFER

3.1 Income Tax Election

The Transferee hereby agrees, at the request and sole discretion of the Transferor, to make a joint election with the Transferor under subsection 85(1) of the Tax Act (and any equivalent or corresponding provisions of any applicable provincial or territorial tax legislation), within the prescribed time and in the prescribed manner, in respect of the transfer of the Transferred Assets by the Transferor to the Transferee at an agreed amount, in respect of each Transferred Asset, determined by the Transferor in its sole discretion (subject in each case to the limitations imposed pursuant to subsection 85(1) of the Tax Act and any equivalent or corresponding provisions of any applicable provincial or territorial tax legislation), in order to minimize any income tax otherwise payable by the Transferor in connection with the transfer of the Transferred Assets to the Transferee and the distribution by the Transferor of the Distribution Transferee Shares to the Participating Former Securityholders pursuant to the Plan of Arrangement.

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3.2 Allocation of Purchase Price

The Parties hereby acknowledge and agree that the Purchase Price shall be allocated among the Transferred Assets in accordance with Schedule “A” hereto.

ARTICLE 4

REPRESENTATIONS AND WARRANTIES

4.1 Representations and Warranties of the Transferor

The Transferor represents and warrants in favour of the Transferee that:

(a)	it is a corporation duly organized, validly subsisting and in good standing under the laws of the jurisdiction of its incorporation;

(b)	it has all requisite capacity, power and authority to enter into this Agreement and to perform its obligations under this Agreement;

(c)

this Agreement has been duly authorized, executed and delivered by it and all documents required hereunder to be executed and delivered by it have been duly executed and delivered and this Agreement and such documents constitute legal, valid and binding obligations of it enforceable in accordance with their respective terms;

(d)	the Transferor is the legal and beneficial owner of the Transferred Assets, free from all Encumbrances; and

(e)	the Transferor is not a “non-resident” of Canada within the meaning of the Tax Act.

4.2 Representations and Warranties of the Transferee

The Transferee represents and warrants to and in favour of the Transferor that:

(a)	it is a corporation duly organized, validly subsisting and in good standing under the laws of the jurisdiction of its incorporation;

(b)	it has all requisite capacity, power and authority to enter into this Agreement and to perform its obligations under this Agreement;

(c)

this Agreement has been duly authorized, executed and delivered by it and all documents required hereunder to be executed and delivered by it have been duly executed and delivered and this Agreement and such documents constitute legal, valid and binding obligations of it enforceable in accordance with their respective terms; and

(d)	upon issuance, the Distribution Transferee Shares will be fully paid.

4.3 Acknowledgement of the Transferee

The Transferee hereby acknowledges and agrees that:

(a)	it is fully informed of all matters relating to the Transferred Assets; and

(b)

apart from the representations in Section 4.1, the Transferor is not making any representation, warranty or covenant to, or for the benefit of, the Transferee with respect to the Transferred Assets or any of the assets or Liabilities of Klondex Canada or Bison.

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ARTICLE 5

ADDITIONAL PROVISIONS REGARDING CONTRIBUTIONS

5.1 Substitution and Subrogation

Insofar as is possible, the Transferee shall have full right of substitution and subrogation in and to all covenants, representations and warranties by others previously given or made by any person (but excluding, for the avoidance of doubt, the Transferor) in respect of the Transferred Assets or any part thereof.

5.2 Indemnification of Transferor

(a)

From and after the Effective Time, the Transferee hereby agrees to indemnify and save harmless each of the Transferor Indemnified Parties from and against all Losses suffered or incurred by any of the Transferor Indemnified Parties as a result of or arising directly out of or in connection with any Transferee Liabilities.

(b)

If any claim or proceeding for which any of the Transferor Indemnified Parties may be entitled to indemnification pursuant to this indemnity is brought against any of the Transferor Indemnified Parties (a “Transferor Claim”), such Transferor Indemnified Party, as applicable, shall give notice (the “Transferor Indemnity Notice”) to the Transferee specifying the particulars of such Transferor Claim within 10 Business Days after it receives notification of the Transferor Claim. The Transferee shall have the right to participate in any negotiations or proceedings with respect to such Transferor Claim. If the Transferee has not, within 20 Business Days after the giving of the Transferor Indemnity Notice, given notice to such Transferor Indemnified Party/Parties, as applicable, that it wishes to dispute such Transferor Claim then such Transferor Indemnified Party/Parties may assume the defence of such Transferor Claim. If the Transferee does give such a notice, it shall have the right to assume the defence of such Transferor Claim and to defend such Transferor Claim in the name of such Transferor Indemnified Party/Parties, as applicable, at the sole cost and expense of the Transferee. Each Transferor Indemnified Party shall provide to the Transferee copies of all files, books, records and other information in its possession or control which may be relevant to the defence of such Transferor Claim, provided that in no case shall any Transferor Indemnified Party be required to provide information that is privileged or confidential or that a Transferor Indemnified Party is restricted from disclosing pursuant to applicable law or any contract. Each of the Transferor Indemnified Parties, as applicable, shall co-operate in all reasonable respects in the defence of such Transferor Claim, provided that the Transferee shall not settle or compromise any such Transferor Claim without the prior written consent of the Transferor Indemnified Party/Parties, as applicable, such consent not to be unreasonably withheld or delayed. If the Transferee fails after the giving of such notice, diligently and reasonably to defend such Transferor Claim throughout the period that such Transferor Claim exists, its right to defend the Transferor Claim shall terminate and such Transferor Indemnified Party/Parties, as applicable, may assume the defence of such Transferor Claim. Such Transferor Indemnified Party or Parties, as applicable, shall not settle or compromise any such Transferor Claim without the prior written consent of the Transferee, such consent not to be unreasonably withheld or delayed.

The Transferee acknowledges that this Section 5.2 is being entered into by the Transferor on behalf of the Transferor Indemnified Parties and the Transferee understands and agrees that the Transferor Indemnified Parties may enforce this Section 5.2 notwithstanding that they are not signatories to this Agreement.

5.3 Acknowledgement of the Transferor

The Transferor hereby acknowledges and agrees that from and after the Effective Time, the Transferee shall not be responsible for, and shall have no liability to the Transferor in respect of, any Transferor Liabilities, and the Transferor shall have no recourse against the Transferee in relation to any such Transferor Liabilities.

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ARTICLE 6

CLOSING

6.1 Deliveries on the Effective Date

On the Effective Date, the Transferor shall deliver or cause to be delivered to the Transferee, in accordance with the terms of the Plan of Arrangement, the Transferred Assets. The Transferor shall also deliver or caused to be delivered to the Transferee such additional agreements, instruments and documents as the Transferee may reasonably request in order to give effect to the transactions contemplated under this Agreement.

On the Effective Date, the Transferee shall deliver or cause to be delivered to the Transferor, or as the Transferor may direct, in accordance with the terms of the Plan of Arrangement, the Distribution Transferee Shares. The Transferee shall also deliver or caused to be delivered to the Transferor such additional agreements, instruments and documents as the Transferor may reasonably request in order to give effect to the transactions contemplated under this Agreement.

ARTICLE 7

MISCELLANEOUS PROVISIONS

7.1 Third Party Beneficiaries

Except as otherwise provided in Section 5.2 and this Section 7.1, no person that is not a Party shall be entitled to the benefit of any provisions of this Agreement or have any rights hereunder. Except for the Transferor Indemnified Parties, no person that is not a Party shall be entitled to rely on the provisions of this Agreement in any action, suit, proceeding, hearing or other forum. Notwithstanding the foregoing, the Transferee acknowledges to each of the Transferor Indemnified Parties their direct rights against it under Section 5.2 of this Agreement. To the extent required by law to give full effect to these direct rights, the Transferor agrees and acknowledges that it holds the entitlements and benefits of the indemnities contained in Section 5.2 as agent for and on behalf of the Transferor Indemnified Parties.

7.2 Notices

Any demand, notice or other communication required or permitted to be given in connection with this Agreement will be given in writing and will be deemed to have been given if given by personal delivery, registered mail, prepaid courier or telecopy addressed to the recipient as follows:

(a)	To the Transferee:

[Spinco]

[●]

Attention:	[●]
Email:	[●]
Fax No.:	[●]

with a copy to (which delivery shall not constitute notice to the Transferee):

[●]

Attention:	[●]
Email:	[●]
Fax No.:	[●]

P-F-9

(b)	To the Transferor:

Klondex Mines Limited

[●]

Attention:	[●]
Email:	[●]
Fax No.:	[●]

with a copy to (which delivery shall not constitute notice to the Transferor):

[●]

Attention:	[●]
Email:	[●]
Fax No.:	[●]

or to such other address, individual or telecopy number as may be designated by notice given by either Party to the other. Any demand, notice or other communication given by personal delivery, registered mail or prepaid courier will be conclusively deemed to have been given and received on the day of actual delivery thereof and if given by telecopy shall be deemed to have been given and received on the date of confirmed transmission thereof, unless such day is not a Business Day, in which case it shall be deemed to have been given and received upon the immediately following Business Day.

[Remainder of page intentionally left blank; Signature page follows.]

P-F-10

IN WITNESS HEREOF this Agreement has been executed by the Parties hereto as of the date first above written.

KLONDEX MINES LIMITED

Per:
Name:
Title:

[SPINCO]

Per:
Name:
Title:

Signature Page—Spinco Contribution Agreement

P-F-11

SCHEDULE “A”

ALLOCATION OF PURCHASE PRICE

Reference is made to the contribution and transfer agreement dated [●] (the “Agreement”) (to which this Schedule is attached) between Klondex Mines Limited and [Spinco] (the “Agreement”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms as set out in the Agreement.

The Parties hereby agree as to the fair market value of the Transferred Assets as follows:

ASSETS	FAIR-MARKET VALUE ($)
Klondex Canada Shares		[●]
Bison Shares		[●]
Klondex Canada Subco Note		[●]
TOTAL	US$	45,000,000

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SCHEDULE G

PERMITTED COMPANY PRE-CLOSING TRANSACTIONS

The Permitted Company Pre-Closing Transactions shall consist of the following:

(a)	Klondex Canada shall incorporate a new, wholly-owned subsidiary (“Klondex Canada Subco”) under the BCBCA.

(b)

The Company shall transfer to Klondex Canada Subco all of the Company’s right, title and interest in the indebtedness (including any accrued and unpaid interest thereon) owing by Klondex Canada to the Company (the “Klondex Canada Debt”), in exchange for a demand promissory note (the “Klondex Canada Subco Note”) payable by Klondex Canada Subco with a principal amount equal to the fair market value of the Klondex Canada Debt at the time of such exchange.

(c)

Following the transfer of the Klondex Canada Debt by the Company to Klondex Canada Subco, and prior to the Effective Date, Klondex Canada Subco shall be wound up into Klondex Canada pursuant to section 314 of the BCBCA and section 88(1) of the Tax Act. In connection with the voluntary liquidation of Klondex Canada Subco, Klondex Canada shall agree to assume Klondex Canada Subco’s obligations under the Klondex Canada Subco Note, and to make an election under section 80.01(4) of the Tax Act with respect to the settlement of the Klondex Canada Debt.

P-G-1

Any questions and requests for assistance may be directed to

Klondex Mines Ltd.’s Proxy Solicitation Agent:

North American Toll Free Phone:

1(800) 330-8705

Outside North America, Banks, Brokers and Collect Calls: 1(212) 771-1133

Email: inquiries@dfking.com

KLONDEX MINES LTD. Computershare 8th floor, 100 University Avenue Toronto, Ontario m5j2y1 www.compoutershare.com KDXQ 000001 *S000001Q01* SAM SAMPLE 123 SAMPLES STREET Security Class SAMPLETOWN SSX9X X9X OPTION CANADA Holder Account Number C9999999999 IND ———-Fold Form of Proxy—Annual and Special Meeting to be held on [*], 2018 This Form of Proxy is solicited by and on behalf of Management. Notes to proxy 1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse). 2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy. 3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy. 4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder. 5. The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management. 6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly. 7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof. ———-Fold 8. This proxy should be read in conjunction with the accompanying documentation provided by Management. Proxies submitted must be received by 4:00 PM (Eastern Daylight Time) on [*], 2018. VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK! To Vote Using the Telephone To Vote Using the Internet “ Call the number listed BELOW from a touch tone “ Go to the following web site: telephone. www.investorvote.com “ Smartphone? 1-866-732-VOTE (8683) Toll Free Scan the QR code to vote now. If you vote by telephone or the Internet, DO NOT mail back this proxy. Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy. To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below. CONTROL NUMBER23456 78901 23456 KDXQ_PRX_275615/000001/000001/i

SAM SAMPLE C9999999999 *C9999999999* IND PR1 *C9999999999* Appointment of Proxyholder I/We being holder(s) of options to acquire common shares of Klondex OR Print the name of the person you are Mines Ltd. hereby appoint(s): Richard J. Hall, Chairman, or failing him/her appointing if this person is someone Paul Huet, President, Chief Executive Officer and Director, or failing him/her other than the Chairman of the Barry Dahl, Chief Financial Officer, Meeting. as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the securityholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual and Special Meeting of securityholders of Klondex Mines Ltd. (the “Company”) to be held at the Toronto Region Board of Trade, Lennox Hall East, 4th Floor, 77 Adelaide St. West, Toronto, Ontario, on [*], 2018 at 8:00 AM (Eastern Daylight Time) and at any adjournment or postponement thereof. VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES. For Against 1. Arrangement Resolution To consider pursuant to an interim order of the British Columbia Supreme Court and, if thought advisable, to pass, with or without amendment, a special resolution, the full text of which is set forth in Appendix “B” to the accompanying management information circular, to approve a statutory plan of arrangement under Section 288 of the Business Corporations Act (British Columbia), subject to the terms and conditions of an arrangement agreement dated March 16, 2018 entered into among the Company, Hecla Mining Company and 1156291 B.C. Unlimited Liability Company, a ———-wholly-owned subsidiary of Hecla Mining Company. Fold For Against 2. Adjournment Resolution To authorize the adjournment of the Meeting if necessary or appropriate, including an adjournment to solicit additional proxies in the event that there are not sufficient votes at the time of the Meeting or adjournment or postponement thereof to approve the Arrangement Resolution. ———-Fold Authorized Signature(s)—This section must be completed for your Signature(s) Date instructions to be executed. I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management. Interim Financial Statements—Mark this box if you would Annual Financial Statements—Mark this box if you would like to receive Interim Financial Statements and like to receive the Annual Financial Statements and accompanying Management’s Discussion and Analysis by accompanying Management’s Discussion and Analysis by mail. mail. If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist. K D X Q 2 7 5 6 1 5 2 P R A R 1 9 9 9 9 9

KLONDEX MINES LTD. Computershare 8th floor, 100 University Avenue Toronto, Ontario m5j2y1 www.compoutershare.com KDXQ 000002 *S000002Q01* SAM SAMPLE 123 SAMPLES STREET Security Class SAMPLETOWN SSX9X X9X OPTION AUSTRALIA Holder Account Number C9999999999 IND ———-Fold Form of Proxy—Annual and Special Meeting to be held on [*], 2018 This Form of Proxy is solicited by and on behalf of Management. Notes to proxy 1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse). 2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy. 3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy. 4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder. 5. The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management. 6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly. 7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof. ———-Fold 8. This proxy should be read in conjunction with the accompanying documentation provided by Management. Proxies submitted must be received by 4:00 PM (Eastern Daylight Time) on [*], 2018. VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK! To Vote Using the Telephone To Vote Using the Internet “ Call the number listed BELOW from a touch tone “ Go to the following web site: telephone. www.investorvote.com “ Smartphone? 312-588-4290 Direct Dial Scan the QR code to vote now. If you vote by telephone or the Internet, DO NOT mail back this proxy. Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy. To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below. CONTROL NUMBER23456 78901 23456 KDXQ_PRX_275615/000002/000002/i

SAM SAMPLE C9999999999 *C9999999999* IND PR1 *C9999999999* Appointment of Proxyholder I/We being holder(s) of options to acquire common shares of Klondex OR Print the name of the person you are Mines Ltd. hereby appoint(s): Richard J. Hall, Chairman, or failing him/her appointing if this person is someone Paul Huet, President, Chief Executive Officer and Director, or failing him/her other than the Chairman of the Barry Dahl, Chief Financial Officer, Meeting. as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the securityholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual and Special Meeting of securityholders of Klondex Mines Ltd. (the “Company”) to be held at the Toronto Region Board of Trade, Lennox Hall East, 4th Floor, 77 Adelaide St. West, Toronto, Ontario, on [*], 2018 at 8:00 AM (Eastern Daylight Time) and at any adjournment or postponement thereof. VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES. For Against 1. Arrangement Resolution To consider pursuant to an interim order of the British Columbia Supreme Court and, if thought advisable, to pass, with or without amendment, a special resolution, the full text of which is set forth in Appendix “B” to the accompanying management information circular, to approve a statutory plan of arrangement under Section 288 of the Business Corporations Act (British Columbia), subject to the terms and conditions of an arrangement agreement dated March 16, 2018 entered into among the Company, Hecla Mining Company and 1156291 B.C. Unlimited Liability Company, a ———-wholly-owned subsidiary of Hecla Mining Company. Fold For Against 2. Adjournment Resolution To authorize the adjournment of the Meeting if necessary or appropriate, including an adjournment to solicit additional proxies in the event that there are not sufficient votes at the time of the Meeting or adjournment or postponement thereof to approve the Arrangement Resolution. ———-Fold Authorized Signature(s)—This section must be completed for your Signature(s) Date instructions to be executed. I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management. Interim Financial Statements—Mark this box if you would Annual Financial Statements—Mark this box if you would like to receive Interim Financial Statements and like to receive the Annual Financial Statements and accompanying Management’s Discussion and Analysis by accompanying Management’s Discussion and Analysis by mail. mail. If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist. K D X Q 2 7 5 6 1 5 2 P R A R 1 9 9 9 9 9

KLONDEX MINES LTD. Computershare 8th floor, 100 University Avenue Toronto, Ontario m5j2y1 www.compoutershare.com KDXQ 000001 *S000001Q01* SAM SAMPLE 123 SAMPLES STREET Security Class SAMPLETOWN SSX9X X9X DSU CANADA Holder Account Number C9999999999 IND ———- Fold Form of Proxy—Annual and Special Meeting to be held on [*], 2018 This Form of Proxy is solicited by and on behalf of Management. Notes to proxy 1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse). 2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy. 3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy. 4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder. 5. The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management. 6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly. 7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof. ———- Fold 8. This proxy should be read in conjunction with the accompanying documentation provided by Management. Proxies submitted must be received by 4:00 PM (Eastern Daylight Time) on [*], 2018. VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK! To Vote Using the Telephone To Vote Using the Internet “ Call the number listed BELOW from a touch tone “ Go to the following web site: telephone. www.investorvote.com “ Smartphone? 1-866-732-VOTE (8683) Toll Free Scan the QR code to vote now. If you vote by telephone or the Internet, DO NOT mail back this proxy. Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy. To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below. CONTROL NUMBER23456 78901 23456 KDXQ_PRX_275624/000001/000001/i

SAM SAMPLE C9999999999 *C9999999999* IND PR3 *C9999999999* Appointment of Proxyholder I/We being holder(s) of deferred share units exerciseable for common OR Print the name of the person you are shares of Klondex Mines Ltd.: Richard J. Hall, Chairman, or failing him, appointing if this person is someone Paul Huet, President, Chief Executive Officer and Director, or failing him, other than the Chairman of the Barry Dahl, Chief Financial Officer, Meeting. as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the securityholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual and Special Meeting of securityholders of Klondex Mines Ltd. (the “Company”) to be held at the Toronto Region Board of Trade, Lennox Hall East, 4th Floor, 77 Adelaide St. West, Toronto, Ontario, on [*], 2018 at 8:00 AM (Eastern Daylight Time) and at any adjournment or postponement thereof. VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES. For Against 1. Arrangement Resolution To consider pursuant to an interim order of the British Columbia Supreme Court and, if thought advisable, to pass, with or without amendment, a special resolution, the full text of which is set forth in Appendix “B” to the accompanying management information circular, to approve a statutory plan of arrangement under Section 288 of the Business Corporations Act (British Columbia), subject to the terms and conditions of an arrangement agreement dated March 16, 2018 entered into among the Company, Hecla Mining Company and 1156291 B.C. Unlimited Liability Company, a ———-wholly-owned subsidiary of Hecla Mining Company. Fold For Against 2. Adjournment Resolution To authorize the adjournment of the Meeting if necessary or appropriate, including an adjournment to solicit additional proxies in the event that there are not sufficient votes at the time of the Meeting or adjournment or postponement thereof to approve the Arrangement Resolution. ———-Fold Authorized Signature(s)—This section must be completed for your Signature(s) Date instructions to be executed. I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management. Interim Financial Statements—Mark this box if you would Annual Financial Statements—Mark this box if you would like to receive Interim Financial Statements and like to receive the Annual Financial Statements and accompanying Management’s Discussion and Analysis by accompanying Management’s Discussion and Analysis by mail. mail. If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist. K D X Q 2 7 5 6 2 4 4 P R A R 1 9 9 9 9 9

KLONDEX MINES LTD. Computershare 8th floor, 100 University Avenue Toronto, Ontario m5j2y1 www.compoutershare.com KDXQ 000002 *S000002Q01* SAM SAMPLE 123 SAMPLES STREET Security Class SAMPLETOWN SSX9X X9X DSU AUSTRALIA Holder Account Number C9999999999 IND ———-Fold Form of Proxy—Annual and Special Meeting to be held on [*], 2018 This Form of Proxy is solicited by and on behalf of Management. Notes to proxy 1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse). 2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy. 3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy. 4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder. 5. The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management. 6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly. 7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof. ———-Fold 8. This proxy should be read in conjunction with the accompanying documentation provided by Management. Proxies submitted must be received by 4:00 PM (Eastern Daylight Time) on [*], 2018. VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK! To Vote Using the Telephone To Vote Using the Internet “ Call the number listed BELOW from a touch tone “ Go to the following web site: telephone. www.investorvote.com “ Smartphone? 312-588-4290 Direct Dial Scan the QR code to vote now. If you vote by telephone or the Internet, DO NOT mail back this proxy. Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy. To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below. CONTROL NUMBER23456 78901 23456 KDXQ_PRX_275624/000002/000002/i

SAM SAMPLE C9999999999 *C9999999999* IND PR3 *C9999999999* Appointment of Proxyholder I/We being holder(s) of deferred share units exerciseable for common OR Print the name of the person you are shares of Klondex Mines Ltd.: Richard J. Hall, Chairman, or failing him, appointing if this person is someone Paul Huet, President, Chief Executive Officer and Director, or failing him, other than the Chairman of the Barry Dahl, Chief Financial Officer, Meeting. as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the securityholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual and Special Meeting of securityholders of Klondex Mines Ltd. (the “Company”) to be held at the Toronto Region Board of Trade, Lennox Hall East, 4th Floor, 77 Adelaide St. West, Toronto, Ontario, on [*], 2018 at 8:00 AM (Eastern Daylight Time) and at any adjournment or postponement thereof. VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES. For Against 1. Arrangement Resolution To consider pursuant to an interim order of the British Columbia Supreme Court and, if thought advisable, to pass, with or without amendment, a special resolution, the full text of which is set forth in Appendix “B” to the accompanying management information circular, to approve a statutory plan of arrangement under Section 288 of the Business Corporations Act (British Columbia), subject to the terms and conditions of an arrangement agreement dated March 16, 2018 entered into among the Company, Hecla Mining Company and 1156291 B.C. Unlimited Liability Company, a ———-wholly-owned subsidiary of Hecla Mining Company. Fold For Against 2. Adjournment Resolution To authorize the adjournment of the Meeting if necessary or appropriate, including an adjournment to solicit additional proxies in the event that there are not sufficient votes at the time of the Meeting or adjournment or postponement thereof to approve the Arrangement Resolution. ———-Fold Authorized Signature(s)—This section must be completed for your Signature(s) Date instructions to be executed. I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management. Interim Financial Statements—Mark this box if you would Annual Financial Statements—Mark this box if you would like to receive Interim Financial Statements and like to receive the Annual Financial Statements and accompanying Management’s Discussion and Analysis by accompanying Management’s Discussion and Analysis by mail. mail. If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist. K D X Q 2 7 5 6 2 4 4 P R A R 1 9 9 9 9 9

KLONDEX MINES LTD. Computershare 8th floor, 100 University Avenue Toronto, Ontario m5j2y1 www.compoutershare.com KDXQ 000001 *S000001Q01* SAM SAMPLE 123 SAMPLES STREET Security Class SAMPLETOWN SSX9X X9X RSU CANADA Holder Account Number C9999999999 IND ———-Fold Form of Proxy—Annual and Special Meeting to be held on [*], 2018 This Form of Proxy is solicited by and on behalf of Management. Notes to proxy 1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse). 2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy. 3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy. 4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder. 5. The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management. 6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly. 7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof. ———-Fold 8. This proxy should be read in conjunction with the accompanying documentation provided by Management. Proxies submitted must be received by 4:00 PM (Eastern Daylight Time) on [*], 2018. VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK! To Vote Using the Telephone To Vote Using the Internet “ Call the number listed BELOW from a touch tone “ Go to the following web site: telephone. www.investorvote.com “ Smartphone? 1-866-732-VOTE (8683) Toll Free Scan the QR code to vote now. If you vote by telephone or the Internet, DO NOT mail back this proxy. Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy. To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below. CONTROL NUMBER23456 78901 23456 KDXQ_PRX_275622/000001/000001/i

SAM SAMPLE C9999999999 *C9999999999* IND PR2 *C9999999999* Appointment of Proxyholder I/We being holder(s) of rights to receive common shares of Klondex OR Print the name of the person you are Mines Ltd. and/or restricted share units exerciseable for common appointing if this person is someone shares of Klondex Mines Ltd. hereby appoint(s): Richard J. Hall, other than the Chairman of the Chairman, or failing him/her Paul Huet, President, Chief Executive Officer and Meeting. Director, or failing him/her Barry Dahl, Chief Financial Officer, as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the securityholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual and Special Meeting of securityholders of Klondex Mines Ltd. (the “Company”) to be held at the Toronto Region Board of Trade, Lennox Hall East, 4th Floor, 77 Adelaide St. West, Toronto, Ontario, on [*], 2018 at 8:00 AM (Eastern Daylight Time) and at any adjournment or postponement thereof. VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES. For Against 1. Arrangement Resolution To consider pursuant to an interim order of the British Columbia Supreme Court and, if thought advisable, to pass, with or without amendment, a special resolution, the full text of which is set forth in Appendix “B” to the accompanying management information circular, to approve a statutory plan of arrangement under Section 288 of the Business Corporations Act (British Columbia), subject to the terms and conditions of an arrangement agreement dated March 16, 2018 entered into among the Company, Hecla Mining Company and 1156291 B.C. Unlimited Liability Company, a ———-wholly-owned subsidiary of Hecla Mining Company. Fold For Against 2. Adjournment Resolution To authorize the adjournment of the Meeting if necessary or appropriate, including an adjournment to solicit additional proxies in the event that there are not sufficient votes at the time of the Meeting or adjournment or postponement thereof to approve the Arrangement Resolution. ———-Fold Authorized Signature(s)—This section must be completed for your Signature(s) Date instructions to be executed. I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management. Interim Financial Statements—Mark this box if you would Annual Financial Statements—Mark this box if you would like to receive Interim Financial Statements and like to receive the Annual Financial Statements and accompanying Management’s Discussion and Analysis by accompanying Management’s Discussion and Analysis by mail. mail. If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist. K D X Q 2 7 5 6 2 2 3 P R A R 1 9 9 9 9 9

KLONDEX MINES LTD. Computershare 8th floor, 100 University Avenue Toronto, Ontario m5j2y1 www.compoutershare.com KDXQ 000002 *S000002Q01* SAM SAMPLE 123 SAMPLES STREET Security Class SAMPLETOWN SSX9X X9X RSU AUSTRALIA Holder Account Number C9999999999 IND ———-Fold Form of Proxy—Annual and Special Meeting to be held on [*], 2018 This Form of Proxy is solicited by and on behalf of Management. Notes to proxy 1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse). 2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy. 3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy. 4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder. 5. The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management. 6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly. 7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof. ———-Fold 8. This proxy should be read in conjunction with the accompanying documentation provided by Management. Proxies submitted must be received by 4:00 PM (Eastern Daylight Time) on [*], 2018. VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK! To Vote Using the Telephone To Vote Using the Internet “ Call the number listed BELOW from a touch tone “ Go to the following web site: telephone. www.investorvote.com “ Smartphone? 312-588-4290 Direct Dial Scan the QR code to vote now. If you vote by telephone or the Internet, DO NOT mail back this proxy. Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy. To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below. CONTROL NUMBER23456 78901 23456 KDXQ_PRX_275622/000002/000002/i

SAM SAMPLE C9999999999 *C9999999999* IND PR2 *C9999999999* Appointment of Proxyholder I/We being holder(s) of rights to receive common shares of Klondex OR Print the name of the person you are Mines Ltd. and/or restricted share units exerciseable for common appointing if this person is someone shares of Klondex Mines Ltd. hereby appoint(s): Richard J. Hall, other than the Chairman of the Chairman, or failing him/her Paul Huet, President, Chief Executive Officer and Meeting. Director, or failing him/her Barry Dahl, Chief Financial Officer, as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the securityholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual and Special Meeting of securityholders of Klondex Mines Ltd. (the “Company”) to be held at the Toronto Region Board of Trade, Lennox Hall East, 4th Floor, 77 Adelaide St. West, Toronto, Ontario, on [*], 2018 at 8:00 AM (Eastern Daylight Time) and at any adjournment or postponement thereof. VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES. For Against 1. Arrangement Resolution To consider pursuant to an interim order of the British Columbia Supreme Court and, if thought advisable, to pass, with or without amendment, a special resolution, the full text of which is set forth in Appendix “B” to the accompanying management information circular, to approve a statutory plan of arrangement under Section 288 of the Business Corporations Act (British Columbia), subject to the terms and conditions of an arrangement agreement dated March 16, 2018 entered into among the Company, Hecla Mining Company and 1156291 B.C. Unlimited Liability Company, a ———-wholly-owned subsidiary of Hecla Mining Company. Fold For Against 2. Adjournment Resolution To authorize the adjournment of the Meeting if necessary or appropriate, including an adjournment to solicit additional proxies in the event that there are not sufficient votes at the time of the Meeting or adjournment or postponement thereof to approve the Arrangement Resolution. ———-Fold Authorized Signature(s)—This section must be completed for your Signature(s) Date instructions to be executed. I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management. Interim Financial Statements—Mark this box if you would Annual Financial Statements—Mark this box if you would like to receive Interim Financial Statements and like to receive the Annual Financial Statements and accompanying Management’s Discussion and Analysis by accompanying Management’s Discussion and Analysis by mail. mail. If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist. K D X Q 2 7 5 6 2 2 3 P R A R 1 9 9 9 9 9

KLONDEX MINES LTD. 8th Floor, 100 University Avenue Toronto, Ontario M5J 2Y1 www.computershare.com 000001 Mr A Sample Designation (if any) Security Class Add1 123 Add2 add3 Holder Account Number add4 add5 C1234567890 XXX add6 Fold Form of Proxy - Annual and Special Meeting to be held on [*] 2018 This Form of Proxy is solicited by and on behalf of Management. Notes to proxy 1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse). 2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy. 3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy. 4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder. 5. The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management. 6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly. 7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof. Fold 8. This proxy should be read in conjunction with the accompanying documentation provided by Management. Proxies submitted must be received by 4:00 PM (Eastern Daylight Time) on [*] 2018. VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK! To Vote Using the Telephone To Vote Using the Internet Call the number listed BELOW from a touch tone Go to the following web site: telephone. www.investorvote.com 1-866-732-VOTE (8683) Toll Free Smartphone? Scan the QR code to vote now. If you vote by telephone or the Internet, DO NOT mail back this proxy. Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy. To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below. CONTROL NUMBER 123456789012345 CPUQC01.E.INT/000001/i1234 01EVVB

MR SAM SAMPLE C1234567890 XXX 123 Appointment of Proxyholder I/We being holder(s) of common shares of Klondex Mines Ltd. hereby appoint: Richard J. Hall, Chairman, or failing him, Paul Huet, President, Chief Executive Ofﬁ cer and Director, or failing him, OR Barry Dahl, Chief Financial Ofﬁ cer, Print the name of the person you are appointing if this person is someone other than the Chairman of the Meeting. as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fi t) and all other matters that may properly come before the Annual and Special Meeting of securityholers of Klondex Mines Ltd. (the “Company”) to be held at the Toronto Region Board of Trade, Lennox Hall East, 4th Floor, 77 Adelaide St. West, Toronto, Ontario, on [*] 2018 at 8:00 AM (Eastern Daylight Time) and at any adjournment or postponement thereof. VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES. For Against 1. Arrangement Resolution To consider pursuant to an interim order of the British Columbia Supreme Court and, if thought advisable, to pass, with or without amendment, a special resolution, the full text of which is set forth in Appendix “B” to the accompanying management information circular, to approve a statutory plan of arrangement under Section 288 of the Business Corporations Act (British Columbia) (the “Arrangement”), subject to the terms and conditions of an arrangement agreement dated March 16, 2018 entered into among the Company, Hecla Mining Company and 1156291 B.C. Unlimited Liability Company, a wholly-owned subsidiary of Hecla Mining Company . For Against 2. Havilah Option Plan Resolution Fold To consider and, if thought advisable, to pass, with or without amendment, an ordinary resolution, the full text of which is set forth in Appendix “N” to the accompanying management information circular, approving a long term incentive plan for Havilah Mining Corporation, all as more particularly set forth in the management information circular, provided that such resolution shall not become effective unless the Arrangement becomes effective. 3. Election of Directors To elect directors of the Company for the ensuring year (or if the Arrangement Resolution is approved and the Arrangement is completed, for the period up to the effective time of the Arrangement). For Withhold For Withhold For Withhold 01. Rodney Cooper 02. Mark J. Daniel 03. James Haggarty 04. Richard J. Hall 05. Paul Huet 06. William Matlack 07. Charles Oliver 08. Blair Schultz For Withhold 4. Appointment of Auditors Appointment of PricewaterhouseCoopers LLP, Chartered Accountants as Auditors of the Company for the ensuing year and authorizing the Directors to ﬁ x their remuneration. For Against 5. Say on Pay To consider and, if deemed appropriate, to pass, with or without variation, a non-binding advisory resolution on the Company’s approach to Fold executive compensation. For Against 6. Adjournment Resolution To authorize the adjournment of the Meeting if necessary or appropriate, including an adjournment to solicit additional proxies in the event that there are not sufﬁ cient votes at the time of the Meeting or adjournment or postponement thereof to approve the Arrangement Resolution. Authorized Signature(s) – This section must be completed for your Signature(s) Date instructions to be executed. I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are MM / DD / YY indicated above, this Proxy will be voted as recommended by Management. Interim Financial Statements – Mark this box if you would like to receive Interim Financial Statements and accompanying Management’s Discussion and Analysis by mail. Annual Financial Statements – Mark this box if you would like to receive the Annual Financial Statements and accompanying Management’s Discussion and Analysis by mail. If you are not mailing back your proxy, you may register online to receive the above ﬁ nancial report(s) by mail at www.computershare.com/mailinglist. KDXQ 253617 XXXX AR1 999999999999 01EVWE